Prospect Capital Corporation
Prospect Capital InterNotes®
5.500% Senior Notes due 2021 (the "Notes")

Filed under Rule 497, Registration Statement No. 333-206661
Pricing Supplement No. 424 — Dated Monday, May 9, 2016
(To: Prospectus Dated November 3, 2015, and Prospectus Supplement Dated February 11, 2016)

CUSIP Number	ISIN Number	Principal Amount	Selling Price	Gross Concession	Net Proceeds	Coupon Type	Coupon Rate	Coupon Frequency	Maturity Date	1st Coupon Date	1st Coupon Amount	Survivor's Option	Product Ranking
74348YTN1	US74348YTN12	$953,000.00	100.000%	1.250%	$941,087.50	Fixed	5.500%	Semi-Annual	5/15/2021	11/15/2016	$27.96	Yes	Senior Unsecured Notes
Redemption Information: Callable at 100.000% on 5/15/2017 and every coupon date thereafter.
Trade Date: Monday, May 9, 2016 @ 12:00 PM ET
Settle Date: Thursday, May 12, 2016
Minimum Denomination/Increments: $1,000.00/$1,000.00
Initial trades settle flat and clear SDFS: DTC Book Entry only
The Notes will be issued pursuant to the Indenture, dated as of February 16, 2012, as amended and supplemented by that certain Four Hundred Twenty-Fourth Supplemental Indenture dated as of May 12, 2016.
The date from which interest shall accrue on the Notes is Thursday, May 12, 2016. The “Interest Payment Dates” for the Notes shall be May 15 and November 15 of each year, commencing November 15, 2016; the interest payable on any Interest Payment Date, will be paid to the Person in whose name the Notes (or one or more predecessor Notes) is registered at the close of business on the Regular Record Date (as defined in the Indenture) for such interest, which shall be March 1 or September 1, as the case may be, next preceding such Interest Payment Date.
The Notes will be redeemable in whole or in part at any time or from time to time, at the option of Prospect Capital Corporation, on or after May 15, 2017 at a redemption price of $1,000 per Notes plus accrued and unpaid interest payments otherwise payable for the then-current semi-annual interest period accrued to, but excluding, the date fixed for redemption and upon not less than 30 days nor more that 60 days prior notice to the noteholder and the trustee, as described in the prospectus.
Prospect Capital Corporation is a financial services company that lends to and invests in middle market, privately-held companies. We are organized as an externally-managed, non-diversified closed-end management investment company that has elected to be treated as a business development company under the Investment Company Act of 1940. Prospect Capital Management L.P. manages our investments and Prospect Administration LLC provides the administrative services necessary for us to operate.
This pricing supplement relates only to the securities described in the accompanying prospectus supplement and prospectus, is only a summary of changes and should be read together with the accompanying prospectus supplement and prospectus, including among other things the section entitled “Risk Factors” beginning on page S-7 of such prospectus supplement and page 10 of such prospectus. This pricing supplement and the accompanying prospectus supplement and prospectus contain important information you should know before investing in our securities. Please read it before you invest and keep it for future reference. We file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission, or the “SEC.” This information is available free of charge by contacting us at 10 East 40th Street, 42nd Floor, New York, NY 10016 or by telephone at (212) 448-0702. The SEC maintains a website at www.sec.gov where such information is available without charge upon written or oral request. Our internet website address is www.prospectstreet.com. Information contained on our website is not incorporated by reference into this prospectus supplement or the accompanying prospectus and you should not consider information contained on our website to be part of this prospectus supplement or the accompanying prospectus.
Neither the SEC nor any state securities commission has approved or disapproved of these securities or passed on the adequacy or accuracy of this pricing supplement. Any representation to the contrary is a criminal offense. Obligations of Prospect Capital Corporation and any subsidiary of Prospect Capital Corporation are not guaranteed by the full faith and credit of the United States of America. Neither Prospect Capital Corporation nor any subsidiary of Prospect Capital Corporation is a government-sponsored enterprise or an instrumentality of the United States of America.
InterNotes® is a registered trademark of Incapital Holdings LLC.

Recent Developments:
On March 22, 2016 and March 24, 2016, United Sporting Company, Inc. partially repaid the $17.4 million loan receivable to us.
On March 28, 2016, we repurchased $0.5 million of the 5.375% convertible notes that mature on October 15, 2017 at a price of 98.25, including commissions.
On April 29, 2016, we made $50.0 million follow-on of first lien senior secured debt investment in Trinity Services Group, Inc.
On April 29, 2016, through our delayed draw term loan commitment with Instant Web, LLC, we funded $8.0 million of Senior Secured Term Loan A and $8.0 million of Senior Secured Term Loan B.
On May 3, 2016 and May 4, 2016, we collectively sold 50.50% of the outstanding principal balance of the senior secured Term Loan A investment in Trinity for a total of $17.5 million. There was no gain or loss realized on the sale.
During the period from February 11, 2016 through May 9, 2016, we made four follow-on investments in National Property REIT Corp. (“NPRC”) totaling $39.5 million to support the online consumer lending initiative. We invested $5.9 million of equity through NPH Property Holdings, LLC and $33.6 million of debt to ACL Loan Holdings, Inc., a wholly-owned subsidiary of NPRC. In addition, during this period, we received a partial repayment of $11.8 million ACL loan previously outstanding, $24.6 million of NPRC loan previously outstanding and $5.3 million as a return of capital on our equity investment in NPRC.
During the period from February 11, 2016 through May 9, 2016, we received partial repayments from American Property REIT Corp. of $20.7 million for our loans previously outstanding.
During the period from March 3, 2016 through May 9, 2016, we issued $7.3 million in aggregate principal amount of our Prospect Capital InterNotes® for net proceeds of $7.2 million.
Legal Matters:
In the opinion of Joseph Ferraro, General Counsel of Prospect Administration, administrator for Prospect Capital Corporation, a Maryland corporation (the “Company”), the certificates evidencing the Notes (the “Note Certificates”) constitute the valid and binding obligations of the Company, entitled to the benefits of the Indenture and enforceable against the Company in accordance with their terms under the laws of the State of New York subject to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally, concepts of reasonableness and equitable principles of general applicability (including, without limitation, concepts of good faith, fair dealing and the lack of bad faith), provided that such counsel expresses no opinion as to the effect of fraudulent conveyance, fraudulent transfer or similar provision of applicable law on the conclusions expressed above. This opinion is given as of the date hereof and is limited to the law of the State of New York as in effect on the date hereof. In addition, this opinion is subject to the same assumptions and qualifications stated in the letter of Skadden, Arps, Slate, Meagher & Flom, LLP dated March 8, 2012, filed as Exhibit (l)(5) to the Company’s registration statement on Form N-2 (File No. 333-176637) and to the further assumptions that (i) the Note Certificates have been duly authorized by all requisite corporate action on the part of the Company and duly executed by the Company under Maryland law, and (ii) they were duly authenticated by the Trustee and issued and delivered by the Company against payment therefor in accordance with the terms of the Fifth Amended and Restated Selling Agent Agreement and the Indenture. Capitalized terms used in this paragraph without definition have the meanings ascribed to them in the accompanying prospectus supplement.

Prospect Capital Corporation
10 East 40th Street, 42nd Floor
New York, New York 10016
In the opinion of Venable LLP, as Maryland counsel to the Company, (i) the execution and delivery by the Company of the Indenture, dated as of February 16, 2012, as amended and as supplemented through the Four Hundred Twenty-Fourth Supplemental Indenture, between the Company and U.S Bank National Association, and the global notes representing the Notes issued pursuant to such Supplemental Indenture, and the performance by the Company of its obligations thereunder, have been duly authorized by the Company and (ii) the issuance of the Notes has been duly authorized by the Company. This opinion is given to the Company as of May 9, 2016 and is limited to the laws of the State of Maryland as in effect on May 9, 2016. In addition, this opinion is subject to the same assumptions, qualifications and limitations stated in the opinion letter to the Company of Venable LLP, dated March 8, 2012, filed as Exhibit (l)(4) to the Company’s Registration Statement on Form N-2 (File No. 333-176637). Capitalized terms used in this paragraph without definition have the meanings ascribed to them in the accompanying prospectus supplement.
Very truly yours,
/s/ Venable LLP
PROSPECTUS SUPPLEMENT
(To Prospectus dated November 3, 2015)
Prospect Capital Corporation
Prospect Capital InterNotes®

•
We may offer to sell our Prospect Capital InterNotes® from time to time. The specific terms of the notes will be set prior to the time of sale and described in a pricing supplement. You should read this prospectus supplement, the accompanying prospectus and the applicable pricing supplement carefully before you invest. We may offer other debt securities from time to time other than the notes under our Registration Statement or in private placements.

•
We may offer the notes to or through agents for resale. The applicable pricing supplement will specify the purchase price, agent discounts and net proceeds of any particular offering of notes. The agents are not required to sell any specific amount of notes but will use their reasonable best efforts to sell the notes. We also may offer the notes directly. We have not set a date for termination of our offering.

•
The agents have advised us that from time to time they may purchase and sell notes in the secondary market, but they are not obligated to make a market in the notes and may suspend or completely stop that activity at any time. Unless otherwise specified in the applicable pricing supplement, we do not intend to list the notes on any stock exchange.

Investing in the notes involves certain risks, including those described in the “Risk Factors” section beginning on page S-7 of this prospectus supplement and page 10 of the accompanying prospectus.
This prospectus supplement and the accompanying prospectus contain important information you should know before investing in our securities. Please read it before you invest and keep it for future reference. We file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission, or the “SEC.” This information is available free of charge by contacting us at 10 East 40th Street, 42nd Floor, New York, NY 10016 or by telephone at (212) 448-0702. The SEC maintains a website at www.sec.gov where such information is available without charge upon written or oral request. Our internet website address is www.prospectstreet.com. Information contained on our website is not incorporated by reference into this prospectus supplement or the accompanying prospectus and you should not consider information contained on our website to be part of this prospectus supplement or the accompanying prospectus.
Neither the SEC nor any state securities commission has approved or disapproved of these securities or passed on the adequacy or accuracy of this prospectus supplement. Any representation to the contrary is a criminal offense.
Obligations of Prospect Capital Corporation and any subsidiary of Prospect Capital Corporation are not guaranteed by the full faith and credit of the United States of America. Neither Prospect Capital Corporation nor any subsidiary of Prospect Capital Corporation is a government-sponsored enterprise or an instrumentality of the United States of America.
We may sell the notes to or through one or more agents or dealers, including the agents listed below.

Incapital LLC	BofA Merrill Lynch	Citigroup	RBC Capital Markets
Prospectus Supplement dated February 11, 2016.
®InterNotes is a registered trademark of Incapital Holdings LLC

FORWARD-LOOKING STATEMENTS
This prospectus supplement and the accompanying prospectus may contain forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, or the “Exchange Act,” which involve substantial risks and uncertainties. Forward-looking statements predict or describe our future operations, business plans, business and investment strategies and portfolio management and the performance of our investments and our investment management business. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about our industry, our beliefs, and our assumptions. Words such as “intends,” “intend,” “intended,” “goal,” “estimate,” “estimates,” “expects,” “expect,” “expected,” “project,” “projected,” “projections,” “plans,” “seeks,” “anticipates,” “anticipated,” “should,” “could,” “may,” “will,” “designed to,” “foreseeable future,” “believe,” “believes” and “scheduled” and variations of these words and similar expressions are intended to identify forward-looking statements. Our actual results or outcomes may differ materially from those anticipated. Readers are cautioned not to place undue reliance on these forward looking statements, which speak only as of the date the statement was made. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements, including without limitation:

•	our future operating results,

•	our business prospects and the prospects of our portfolio companies,

•	the impact of investments that we expect to make,

•	our contractual arrangements and relationships with third parties,

•	the dependence of our future success on the general economy and its impact on the industries in which we invest,

•	the ability of our portfolio companies to achieve their objectives,

•	difficulty in obtaining financing or raising capital, especially in the current credit and equity environment,

•	the level and volatility of prevailing interest rates and credit spreads, magnified by the current turmoil in the credit markets,

•	adverse developments in the availability of desirable loan and investment opportunities whether they are due to competition, regulation or otherwise,

•	a compression of the yield on our investments and the cost of our liabilities, as well as the level of leverage available to us,

•	our regulatory structure and tax treatment, including our ability to operate as a business development company and a regulated investment company,

•	the adequacy of our cash resources and working capital,

•	the timing of cash flows, if any, from the operations of our portfolio companies,

•	the ability of our investment adviser to locate suitable investments for us and to monitor and administer our investments,

•
authoritative generally accepted accounting principles or policy changes from such standard-setting bodies as the Financial Accounting Standards Board, the SEC, Internal Revenue Service, the NASDAQ Global Select Market, and other authorities that we are subject to, as well as their counterparts in any foreign jurisdictions where we might do business, and

•	the risks, uncertainties and other factors we identify in “Risk Factors” and elsewhere in this prospectus supplement and the accompanying prospectus and in our filings with the SEC.
Although we believe that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and as a result, the forward-looking statements based on those assumptions also could be inaccurate. Important assumptions include our ability to originate new loans and investments, ability to obtain certain margins and levels of profitability and the availability of additional capital. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this prospectus supplement and the accompanying prospectus, respectively, should not be regarded as a representation by us that our plans and objectives will be achieved. These risks and uncertainties include those described or identified in “Risk Factors” and elsewhere in this prospectus supplement and the accompanying prospectus, respectively. You should not place undue reliance on these forward-looking statements, which apply

i

only as of the date of this prospectus supplement or the accompanying prospectus, as applicable. These forward-looking statements do not meet the safe harbor for forward-looking statements pursuant to Section 27A of the Securities Act of 1933, as amended, or the “Securities Act.”
You should rely only on the information contained in this prospectus supplement, including any pricing supplement included hereto, and the accompanying prospectus. We have not, and the agent(s) or dealer(s) has not, authorized any other person to provide you with information that is different from that contained in this prospectus supplement, including any pricing supplement included hereto, or the accompanying prospectus. If anyone provides you with different or inconsistent information, you should not rely on it. We are not, and the agents are not, making an offer of these securities in any jurisdiction where the offer is not permitted. You should assume that the information appearing in this prospectus supplement, including any pricing supplement included hereto, and the accompanying prospectus is accurate only as of their respective dates and we assume no obligation to update any such information. Our business, financial condition and results of operations may have changed since those dates. Although we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make directly to you or through reports that we have filed with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K.
This prospectus supplement, including any pricing supplement included hereto, supersedes the accompanying prospectus to the extent it contains information that is different from or in addition to the information in that prospectus.

PROSPECTUS SUMMARY
This section summarizes the legal and financial terms of the notes that are described in more detail in “Description of Notes” beginning on page S-11. Final terms of any particular notes will be determined at the time of sale and will be contained in the pricing supplement, which will be included with this prospectus supplement, relating to those notes. The terms in that pricing supplement may vary from and supersede the terms contained in this summary and in “Description of Notes.” In addition, you should read the more detailed information appearing elsewhere in this prospectus supplement, the accompanying prospectus and in that pricing supplement.
The terms “we,” “us,” “our” and “Company” refer to Prospect Capital Corporation; “Prospect Capital Management,” “Investment Adviser” and “PCM” refer to Prospect Capital Management L.P., formerly Prospect Capital Management LLC; and “Prospect Administration” and the “Administrator” refer to Prospect Administration LLC.
The Company
Prospect Capital Corporation is a financial services company that primarily lends to and invests in middle market privately-held companies. We are a closed-end investment company incorporated in Maryland. We have elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940 (the “1940 Act”). As a BDC, we have elected to be treated as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986 (the “Code”). We were organized on April 13, 2004 and were funded in an initial public offering completed on July 27, 2004. We are one of the largest BDCs with approximately $6.3 billion of total assets as of December 31, 2015.
We are externally managed by our investment adviser, Prospect Capital Management. Prospect Administration provides administrative services and facilities necessary for us to operate.
On May 15, 2007, we formed a wholly-owned subsidiary Prospect Capital Funding LLC (“PCF”), a Delaware limited liability company and a bankruptcy remote special purpose entity, which holds certain of our portfolio loan investments that are used as collateral for the revolving credit facility at PCF. Our wholly-owned subsidiary Prospect Small Business Lending, LLC (“PSBL”) was formed on January 27, 2014 and purchases small business whole loans on a recurring basis from online small business loan originators, including On Deck Capital, Inc. (“OnDeck”) and Direct Capital Corporation. On September 30, 2014, we formed a wholly-owned subsidiary Prospect Yield Corporation, LLC (“Prospect Yield”) and effective October 23, 2014, Prospect Yield holds our investments in collateralized loan obligations (“CLOs”). Each of these subsidiaries have been consolidated since operations commenced.
We currently have nine origination strategies in which we make investments: (1) lending in private equity sponsored transactions, (2) lending directly to companies not owned by private equity firms, (3) control investments in corporate operating companies, (4) control investments in financial companies, (5) investments in structured credit, (6) real estate investments, (7) investments in syndicated debt, (8) aircraft leasing and (9) online lending. We continue to evaluate other origination strategies in the ordinary course of business with no specific tops-down allocation to any single origination strategy.
Lending in Private Equity Sponsored Transactions – We make loans to companies which are controlled by leading private equity firms. This debt can take the form of first lien, second lien, unitranche or unsecured loans. In making these investments, we look for a diversified customer base, recurring demand for the product or service, barriers to entry, strong historical cash flow and experienced management teams. These loans typically have significant equity subordinate to our loan position. Historically, this strategy has comprised approximately 50%-60% of our business, but more recently it is less than 50% of our business.
Lending Directly to Companies – We provide debt financing to companies owned by non-private equity firms, the company founder, a management team or a family. Here, in addition to the strengths we look for in a sponsored transaction, we also look for the alignment with the management team with significant invested capital. This strategy often has less competition than the private equity sponsor strategy because such company financing needs are not easily addressed by banks and often require more diligence preparation. Direct lending can result in higher returns and lower leverage than sponsor transactions and may include warrants or equity to us. Historically, this strategy has comprised approximately 5%-15% of our business, but more recently it is less than 5% of our business.
Control Investments in Corporate Operating Companies – This strategy involves acquiring controlling stakes in non-financial operating companies. Our investments in these companies are generally structured as a combination of yield-producing debt and equity.  We provide enhanced certainty of closure to our counterparties, give the seller personal liquidity and generally look for management to continue on in their current roles. This strategy has comprised approximately 10%-15% of our business.

Control Investments in Financial Companies – This strategy involves acquiring controlling stakes in financial companies, including consumer direct lending, sub-prime auto lending and other strategies. Our investments in these companies are generally structured as a combination of yield-producing debt and equity. These investments are often structured in a tax-efficient RIC-compliant partnership, enhancing returns. This strategy has comprised approximately 5%-15% of our business.
Investments in Structured Credit – We make investments in CLOs, generally taking a significant position in the subordinated interests (equity) of the CLOs. The CLOs include a diversified portfolio of broadly syndicated loans and do not have direct exposure to real estate, mortgages, debt or consumer based debt. The CLOs in which we invest are managed by top-tier collateral managers that have been thoroughly diligenced prior to investment. This strategy has comprised approximately 10%-20% of our business.
Real Estate Investments – We make investments in real estate through our three wholly-owned tax-efficient real estate investment trusts (“REITs”), American Property REIT Corp. (“APRC”), National Property REIT Corp. (“NPRC”) and United Property REIT Corp. (“UPRC” and collectively with APRC and NPRC, “our REITs”). Our real estate investments are in various classes of fully developed and occupied real estate properties that generate current yields. We seek to identify properties that have historically high occupancy and steady cash flow generation. Our REITs co-invest with established and experienced property managers that manage such properties after acquisition. This investment strategy has comprised approximately 5%-10% of our business.
Investments in Syndicated Debt – On an opportunistic basis, we make investments in loans and high yield bonds that have been sold to a syndicate of buyers. Here we look for investments with attractive risk-adjusted returns after we have completed a fundamental credit analysis. These investments are purchased with a long term, buy-and-hold outlook and we look to provide significant structuring input by providing anchoring orders. This strategy has comprised approximately 5%-10% of our business.
Aircraft Leasing – We invest debt as well as equity in aircraft assets subject to commercial leases to credit-worthy airlines across the globe. These investments present attractive return opportunities due to cash flow consistency from long-lived assets coupled with hard asset collateral. We seek to deliver risk-adjusted returns with strong downside protection by analyzing relative value characteristics across the spectrum of aircraft types of all vintages. Our target portfolio includes both in-production and out-of-production jet and turboprop aircraft and engines, operated by airlines across the globe. This strategy comprised approximately 1% of our business in the fiscal year ended June 30, 2015 and approximately 1% as of December 31, 2015.
Online Lending – We make investments in loans originated by certain consumer loan and small and medium sized business (“SME”) aggregators. We purchase each loan in its entirety (i.e., a “whole loan”). The borrowers are consumers and SMEs. The loans are typically serviced by the aggregators of the loans. This strategy comprised approximately 5% of our business in the fiscal year ended June 30, 2015 and approximately 5% as of December 31, 2015.
We invest primarily in first and second lien secured loans and unsecured debt, which in some cases includes an equity component. First and second lien secured loans generally are senior debt instruments that rank ahead of unsecured debt of a given portfolio company. These loans have the benefit of security interests on the assets of the portfolio company, which may rank ahead of or junior to other security interests. Our investments in CLOs are subordinated to senior loans and are generally unsecured. We invest in debt and equity positions of CLOs which are a form of securitization in which the cash flows of a portfolio of loans are pooled and distributed to different classes of owners in the form of various tranches. Our CLO investments are derived from portfolios of corporate debt securities which are generally risk rated from BB to B.
We hold many of our control investments in a two-tier structure consisting of a holding company and one or more related operating companies for tax purposes. These holding companies serve various business purposes including concentration of management teams, optimization of third party borrowing costs, improvement of supplier, customer, and insurance terms, and enhancement of co-investments by the management teams. In these cases, our investment in the holding company, generally as equity, the holding company’s equity investment in the operating company and along with any debt from us directly to the operating company structure represents our total exposure for the investment. As of December 31, 2015, as shown in our Consolidated Schedule of Investments, the cost basis and fair value of our investments in controlled companies was $2.0 billion. This structure gives rise to several of the risks described in our public documents and highlighted elsewhere in this prospectus supplement and the accompanying prospectus. On July 1, 2014, we began consolidating all wholly-owned and substantially wholly-owned holding companies formed by us for the purpose of holding our controlled investments in operating companies. There were no significant effects of consolidating these holding companies as they hold minimal assets other than their investments in the controlled operating companies. Investment company accounting prohibits the consolidation of any operating companies.

As of December 31, 2015, we had investments in 130 portfolio companies. The aggregate fair value as of December 31, 2015 of investments in these portfolio companies held on that date is approximately $6.2 billion. Our portfolio across all our performing interest-bearing investments had an annualized current yield of 13.3% as of December 31, 2015.
Recent Developments
Investment Transactions
On January 21, 2016, we sold 100% of our CIFC Funding 2011-I, Ltd. Class E and Class D notes with a cost basis of $28.9 million. We realized a gain of $4.0 million on the sale.
During the period from January 1, 2016 through February 10, 2016, we made two follow-on investments in NPRC totaling $2.4 million to support the online consumer lending initiative and to fund capital expenditures for existing properties. We invested $0.7 million of equity through NPH Property Holdings, LLC and $1.7 million of debt directly to NPRC. On January 20, 2016, NPRC partially repaid $6.8 million of its outstanding loan.
During the period from January 1, 2016 through February 10, 2016, our wholly-owned subsidiary PSBL purchased $7.6 million of small business whole loans from OnDeck.
During the period from January 1, 2016 through February 10, 2016, we issued $2.7 million aggregate principal amount of Prospect Capital InterNotes® for net proceeds of $2.7 million.
Dividends
On February 9, 2016, we announced the declaration of monthly dividends in the following amounts and with the following dates:

•	$0.08333 per share for February 2016 to holders of record on February 29, 2016 with a payment date of March 24, 2016;

•	$0.08333 per share for March 2016 to holders of record on March 31, 2016 with a payment date of April 21, 2016; and

•	$0.08333 per share for April 2016 to holders of record on April 29, 2016 with a payment date of May 19, 2016.

The Offering

Issuer	Prospect Capital Corporation

Purchasing Agent	Incapital LLC

Agents	Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and RBC Capital Markets, LLC. From time to time, we may sell the notes to or through additional agents.

Title of Notes	Prospect Capital InterNotes®

Amount
We may issue notes from time to time in various offerings up to $1.5 billion, the aggregate principal amount authorized by our board of directors for notes. As of February 10, 2016, $1.0 billion aggregate principal amount of notes has been issued. We have, from time to time, repurchased certain notes and, therefore, as of February 10, 2016, $896.6 million aggregate principal amount of notes were outstanding. There are no limitations on our ability to issue additional indebtedness in the form of Prospect Capital InterNotes® or otherwise other than under the 1940 Act and the marginally more restrictive 175% asset coverage requirement under our credit facility.

Denominations	The notes will be issued and sold in denominations of $1,000 and multiples of $1,000 (unless otherwise stated in the pricing supplement).

Status	The notes will be our direct unsecured senior obligations and will rank equally in right of payment with all of our other unsecured senior indebtedness from time to time outstanding.

Maturities	Each note will mature 12 months or more from its date of original issuance.

Interest	Notes may be issued with a fixed or floating interest rate; a floating interest rate note will be based on the London Interbank Offered Rate (“LIBOR”).

Interest on each fixed or floating interest rate note will be payable either monthly, quarterly, semi-annually or annually on each interest payment date and on the stated maturity date. Interest also will be paid on the date of redemption or repayment if a note is redeemed or repaid prior to its stated maturity in accordance with its terms.

Interest on the notes will be computed on the basis of a 360-day year of twelve 30-day months, often referred to as the 30/360 (ISDA) day count convention.
Principal	The principal amount of each note will be payable on its stated maturity date at the corporate trust office of the paying agent or at any other place we may designate.

Redemption and Repayment
Unless otherwise stated in the applicable pricing supplement, a note will not be redeemable at our option or be repayable at the option of the holder prior to its stated maturity date. The notes will not be subject to any sinking fund.

Survivor’s Option
Specific notes may contain a provision permitting the optional repayment of those notes prior to stated maturity, if requested by the authorized representative of the beneficial owner of those notes, following the death of the beneficial owner of the notes, so long as the notes were owned by the beneficial owner or his or her estate at least six months prior to the request. This feature is referred to as a “Survivor’s Option.” Your notes will not be repaid in this manner unless the pricing supplement for your notes provides for the Survivor’s Option. If the pricing supplement for your notes provides for the Survivor’s Option, your right to exercise the Survivor’s Option will be subject to limits set by us on (1) the permitted dollar amount of total exercises by all holders of notes in any calendar year, and (2) the permitted dollar amount of an individual exercise by a holder of a note in any calendar year. Additional details on the Survivor’s Option are described in the section entitled “Description of Notes—Survivor’s Option.”

Sale and Clearance	We will sell notes in the United States only. Notes will be issued in book-entry only form and will clear through The Depository Trust Company. We do not intend to issue notes in certificated form.

Trustee	The trustee for the notes is U.S. Bank National Association, under an indenture dated as of February 16, 2012, as amended and as supplemented from time to time.

Selling Group
The agents and dealers comprising the selling group are broker-dealers and securities firms. Each of the Purchasing Agent, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc. and RBC Capital Markets, LLC entered into a Fifth Amended and Restated Selling Agent Agreement with us dated November 6, 2015 (as amended, the “Selling Agent Agreement”). Additional agents appointed by us from time to time in connection with the offering of the notes contemplated by this prospectus supplement will become parties to the Selling Agent Agreement. Dealers who are members of the selling group have executed a Master Selected Dealer Agreement with the Purchasing Agent. The agents and the dealers have agreed to market and sell the notes in accordance with the terms of those respective agreements and all other applicable laws and regulations. You may contact the Purchasing Agent at info@incapital.com for a list of selling group members.

SELECTED CONDENSED FINANCIAL DATA
You should read the condensed consolidated financial information below with the Consolidated Financial Statements and notes thereto included in this prospectus supplement and the accompanying prospectus. Financial information below for the years ended June 30, 2015, 2014, 2013, 2012 and 2011 has been derived from the financial statements that were audited by our independent registered public accounting firm. The selected consolidated financial data at and for the three and six month periods ended December 31, 2015 and 2014 has been derived from unaudited financial data. Interim results for the three and six month periods ended December 31, 2015 are not necessarily indicative of the results that may be expected for the year ending June 30, 2016. Certain reclassifications have been made to the prior period financial information to conform to the current period presentation. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations” starting on page S-20 for more information.

	For the Three Months Ended December 31,		For the Six Months Ended December 31,		For the Year Ended June 30,
	2015	2014	2015	2014	2015	2014	2013	2012	2011
	(in thousands except data relating to shares, per share and number of portfolio companies)
Performance Data:
Interest income	$186,503	$188,814	$377,806	$372,954	$748,974	$613,741	$435,455	$219,536	$134,454
Dividend income	13,546	2,011	16,761	4,236	7,663	26,837	82,705	64,881	15,092
Other income	9,142	8,058	14,875	23,714	34,447	71,713	58,176	36,493	19,930
Total investment income	209,191	198,883	409,442	400,904	791,084	712,291	576,336	320,910	169,476
Interest and credit facility expenses	(42,205)	(42,244)	(84,162)	(85,158)	(170,660)	(130,103)	(76,341)	(38,534)	(17,598)
Investment advisory expense	(57,005)	(56,865)	(112,769)	(113,646)	(225,277)	(198,296)	(151,031)	(82,507)	(46,051)
Other expenses	(9,088)	(8,449)	(20,376)	(16,312)	(32,400)	(26,669)	(24,040)	(13,185)	(11,606)
Total expenses	(108,298)	(107,558)	(217,307)	(215,116)	(428,337)	(355,068)	(251,412)	(134,226)	(75,255)
Net investment income	100,893	91,325	192,135	185,788	362,747	357,223	324,924	186,684	94,221
Realized and unrealized (losses) gains	(196,013)	(5,355)	(259,438)	(15,710)	(16,408)	(38,203)	(104,068)	4,220	24,017
Net (decrease) increase in net assets from operations	$(95,120)	$85,970	$(67,303)	$170,078	$346,339	$319,020	$220,856	$190,904	$118,238
Per Share Data:
Net increase (decrease) in net assets from operations(1)	$(0.27)	$0.24	$(0.19)	$0.49	$0.98	$1.06	$1.07	$1.67	$1.38
Distributions declared per share	$(0.25)	$(0.33)	$(0.50)	$(0.66)	$(1.19)	$(1.32)	$(1.28)	$(1.22)	$(1.21)
Average weighted shares outstanding for the period	355,241,104	354,100,179	356,101,673	348,729,620	353,648,522	300,283,941	207,069,971	114,394,554	85,978,757
Assets and Liabilities Data:
Investments	$6,179,670	$6,523,723	$6,179,670	$6,523,723	$6,609,558	$6,253,739	$4,172,852	$2,094,221	$1,463,010
Other assets	150,702	192,694	150,702	192,694	188,496	223,530	275,365	161,033	86,307
Total assets	6,330,372	6,716,417	6,330,372	6,716,417	6,798,054	6,477,269	4,448,217	2,255,254	1,549,317
Amount drawn on credit facility	58,000	177,700	58,000	177,700	368,700	92,000	124,000	96,000	84,200
Convertible notes	1,089,500	1,247,500	1,089,500	1,247,500	1,239,500	1,247,500	847,500	447,500	322,500
Public notes	708,191	647,998	708,191	647,998	548,094	647,881	347,725	100,000	—
InterNotes®	894,125	785,317	894,125	785,317	827,442	785,670	363,777	20,638	—
Amount owed to Prospect Administration and Prospect Capital Management	65,030	60,954	65,030	60,954	6,788	2,211	6,690	8,571	7,918
Other liabilities	84,099	87,871	84,099	87,871	104,481	83,825	102,031	70,571	20,342
Total liabilities	2,898,945	3,007,340	2,898,945	3,007,340	3,095,005	2,859,087	1,791,723	743,280	434,960
Net assets	$3,431,427	$3,709,077	$3,431,427	$3,709,077	$3,703,049	$3,618,182	$2,656,494	$1,511,974	$1,114,357
Investment Activity Data:
No. of portfolio companies at period end	130	134	130	134	131	142	124	85	72
Acquisitions	$692,322	$522,705	$1,129,935	$1,409,910	$2,088,988	$2,952,356	$3,103,217	$1,120,659	$953,337
Sales, repayments, and other disposals	$731,032	$224,076	$1,259,821	$1,087,220	$1,633,073	$786,969	$931,534	$500,952	$285,562
Total return based on market value(2)	1.27%	(13.53)%	1.26%	(16.94)%	(20.8)%	10.9%	6.2%	27.2%	17.2%
Total return based on net asset value(2)	(1.85)%	2.45%	0.08%	4.77%	11.5%	11.0%	10.9%	18.0%	12.5%
Weighted average annualized yield at end of period(3)	13.3%	12.3%	13.3%	12.3%	12.7%	12.1%	13.6%	13.9%	12.8%
_______________________________________________________________________________

(1)	Per share data is based on average weighted shares for the period.

(2)
Total return based on market value is based on the change in market price per share between the opening and ending market prices per share in each period and assumes that dividends are reinvested in accordance with our dividend reinvestment plan. Total return based on net asset value is based upon the change in net asset value per share between the opening and ending net asset values per share in each period and assumes that dividends are reinvested in accordance with our dividend reinvestment plan. For periods less than a year, the return is not annualized.

(3)	Excludes equity investments and non-performing loans.

RISK FACTORS
Your investment in the notes will involve certain risks. This prospectus supplement and the accompanying prospectus do not describe all of those risks.
You should, in consultation with your own financial and legal advisors, carefully consider the following discussion of risks before deciding whether an investment in the notes is suitable for you. The notes will not be an appropriate investment for you if you are not knowledgeable about significant features of the notes or financial matters in general. You should not purchase the notes unless you understand, and know that you can bear, these investment risks.
Our amount of debt outstanding will increase as a result of this offering. Our current indebtedness could adversely affect our business, financial condition and results of operations and our ability to meet our payment obligations under the notes and our other debt.
As of February 10, 2016, we and our subsidiaries had approximately $2.7 billion of unsecured senior indebtedness outstanding and as our credit facility was undrawn, no secured indebtedness outstanding.
The use of debt could have significant consequences on our future operations, including:

•	making it more difficult for us to meet our payment and other obligations under the notes and our other outstanding debt;

•
resulting in an event of default if we fail to comply with the financial and other restrictive covenants contained in our debt agreements, which event of default could result in all of our debt becoming immediately due and payable;

•	reducing the availability of our cash flow to fund investments, acquisitions and other general corporate purposes, and limiting our ability to obtain additional financing for these purposes;

•	subjecting us to the risk of increased sensitivity to interest rate increases on our indebtedness with variable interest rates, including borrowings under our amended senior credit facility; and

•	limiting our flexibility in planning for, or reacting to, and increasing our vulnerability to, changes in our business, the industry in which we operate and the general economy.
Any of the above-listed factors could have an adverse effect on our business, financial condition and results of operations and our ability to meet our payment obligations under the notes and our other debt.
Our ability to meet our payment and other obligations under our debt instruments depends on our ability to generate significant cash flow in the future. This, to some extent, is subject to general economic, financial, competitive, legislative and regulatory factors as well as other factors that are beyond our control. We cannot assure you that our business will generate cash flow from operations, or that future borrowings will be available to us under our existing or amended senior credit facility or otherwise, in an amount sufficient to enable us to meet our payment obligations under the notes and our other debt and to fund other liquidity needs. If we are not able to generate sufficient cash flow to service our debt obligations, we may need to refinance or restructure our debt, including any notes sold, sell assets, reduce or delay capital investments, or seek to raise additional capital. If we are unable to implement one or more of these alternatives, we may not be able to meet our payment obligations under the notes and our other debt.
A downgrade, suspension or withdrawal of the rating assigned by a rating agency to us or the notes, if any, could cause the liquidity or market value of the notes to decline significantly.
Our credit ratings are an assessment by rating agencies of our ability to pay our debts when due. Consequently, real or anticipated changes in our credit ratings will generally affect the market value of the notes. These credit ratings may not reflect the potential impact of risks relating to the structure or marketing of the notes. Credit ratings are not a recommendation to buy, sell or hold any security, and may be revised or withdrawn at any time by the issuing organization in its sole discretion. Neither we nor the underwriters undertake any obligation to maintain the ratings or to advise holders of notes of any changes in ratings.
The notes will be rated by Standard & Poor's Ratings Services, or “S&P,” and Kroll Bond Rating Agency, Inc., or “Kroll.” There can be no assurance that their rating will remain for any given period of time or that such rating will not be lowered or withdrawn entirely by S&P or Kroll if in their respective judgment future circumstances relating to the basis of the rating, such as adverse changes in our company, so warrant.
The notes will be effectively subordinated to any existing and future secured indebtedness and structurally subordinated to existing and future liabilities and other indebtedness of our subsidiaries.
The notes will be our general, unsecured obligations and will rank equally in right of payment with all of our existing and future unsubordinated, unsecured indebtedness, including without limitation, the $167.5 million aggregate principal amount of 5.50% Convertible Notes due 2016 (the “2016 Notes”), the $130.0 million aggregate principal amount of 5.375% Convertible

Notes due 2017 (the “2017 Notes”), the $200.0 million aggregate principal amount of 5.75% Convertible Notes due 2018 (the “2018 Notes”), the $200.0 million aggregate principal amount of 5.875% Convertible Notes due 2019 (the “2019 Notes”), the $300.0 million aggregate principal amount of 5.00% Unsecured Notes due 2019 (the “5.00% 2019 Notes”), the $392.0 million aggregate principal amount of 4.75% Convertible Notes due 2020 (the “2020 Notes”), the $250.0 million aggregate principal amount of 5.875% Unsecured Notes due 2023 (the “2023 Notes”) and the $160.0 million aggregate principal amount of 6.25% Unsecured Notes due 2024 (the “2024 Notes”). As a result, the notes will be effectively subordinated to our existing and future secured indebtedness (including indebtedness that is initially unsecured to which we subsequently grant security) to the extent of the value of the assets securing such indebtedness and structurally subordinated to any existing and future liabilities and other indebtedness of our subsidiaries. Effective subordination means that in any liquidation, dissolution, bankruptcy or other similar proceeding, the holders of any of our existing or future secured indebtedness and the secured indebtedness of our subsidiaries may assert rights against the assets pledged to secure that indebtedness in order to receive full payment of their indebtedness before the assets may be used to pay other creditors. Structural subordination means that creditors of a parent entity are subordinate to creditors of a subsidiary entity with respect to the subsidiary’s assets. These liabilities may include indebtedness, trade payables, guarantees, lease obligations and letter of credit obligations. The notes do not restrict us or our subsidiaries from incurring indebtedness, including senior secured indebtedness in the future, nor do they limit the amount of indebtedness we can issue that is equal in right of payment to the notes. As of February 10, 2016, our credit facility was undrawn. Our credit facility is secured by certain of our assets and the indebtedness thereunder is therefore effectively senior to the notes to the extent of the value of such assets.
Each of the 2016 Notes, the 2017 Notes, the 2018 Notes, the 2019 Notes, the 5.00% 2019 Notes, the 2020 Notes, the 2023 Notes and the 2024 Notes may be due prior to their maturities. We do not currently know whether we will be able to replace any of the 2016 Notes, the 2017 Notes, the 2018 Notes, the 2019 Notes, the 5.00% 2019 Notes, the 2020 Notes, the 2023 Notes or the 2024 Notes upon their respective maturities, or if we do, whether we will be able to do so on terms that are as favorable as such notes. In the event that we are not able to replace the 2016 Notes, the 2017 Notes, the 2018 Notes, the 2019 Notes, the 5.00% 2019 Notes, the 2020 Notes, the 2023 Notes or the 2024 Notes at the time of their respective maturities, this could have a material adverse effect on our liquidity and ability to fund new investments, our ability to make distributions to our stockholders, our ability to repay the notes and our ability to qualify as a regulated investment company, or “RIC.”
The indenture and supplemental indentures under which the notes will be issued will contain limited protection for holders of the notes.
The indenture and supplemental indentures (collectively, the “indenture”) under which the notes will be issued offer limited protection to holders of the notes. The terms of the indenture and the notes do not restrict our or any of our subsidiaries’ ability to engage in, or otherwise be a party to, a variety of corporate transactions, circumstances or events that could have an adverse impact on your investment in the notes. In particular, the terms of the indenture and the notes will not place any restrictions on our or our subsidiaries’ ability to:

•
issue securities or otherwise incur additional indebtedness or other obligations, including (1) any indebtedness or other obligations that would be equal in right of payment to the notes, (2) any indebtedness or other obligations that would be secured and therefore rank effectively senior in right of payment to the notes to the extent of the values of the assets securing such debt, (3) indebtedness of ours that is guaranteed by one or more of our subsidiaries and which therefore is structurally senior to the notes and (4) securities, indebtedness or obligations issued or incurred by our subsidiaries that would be senior to our equity interests in our subsidiaries and therefore rank structurally senior to the notes with respect to the assets of our subsidiaries, in each case other than an incurrence of indebtedness or other obligation that would cause a violation of Section 18(a)(1)(A) as modified by Section 61(a)(1) of the 1940 Act or any successor provisions;

•	pay dividends on, or purchase or redeem or make any payments in respect of, capital stock or other securities ranking junior in right of payment to the notes;

•	sell assets (other than certain limited restrictions on our ability to consolidate, merge or sell all or substantially all of our assets);

•	enter into transactions with affiliates;

•	create liens (including liens on the shares of our subsidiaries) or enter into sale and leaseback transactions;

•	make investments; or

•	create restrictions on the payment of dividends or other amounts to us from our subsidiaries.
In addition, the indenture will not require us to offer to purchase the notes in connection with a change of control or any other event.
Furthermore, the terms of the indenture and the notes do not protect holders of the notes in the event that we experience changes (including significant adverse changes) in our financial condition, results of operations or credit ratings, as they do not require that we or our subsidiaries adhere to any financial tests or ratios or specified levels of net worth, revenues, income, cash flow, or liquidity other than certain limited restrictions on dividends and certain board structures or default provisions mandated by the 1940 Act.
Our ability to recapitalize, incur additional debt and take a number of other actions that are not limited by the terms of the notes may have important consequences for you as a holder of the notes, including making it more difficult for us to satisfy our obligations with respect to the notes or negatively affecting the trading value of the notes.
Certain of our current debt instruments include more protections for their holders than the indenture and the notes. See in the accompanying prospectus “Risk Factors—Risks Relating to Our Business—The Notes present other risks to holders of our common stock, including the possibility that the Notes could discourage an acquisition of the Company by a third party and accounting uncertainty” and “—In addition to regulatory restrictions that restrict our ability to raise capital, our credit facility contains various covenants which, if not complied with, could accelerate repayment under the facility, thereby materially and adversely affecting our liquidity, financial condition and results of operations.” In addition, other debt we issue or incur in the future could contain more protections for its holders than the indenture and the notes, including additional covenants and events of default. The issuance or incurrence of any such debt with incremental protections could affect the market for and trading levels and prices of the notes.
We may choose to redeem notes when prevailing interest rates are relatively low.
If your notes will be redeemable at our option, we may choose to redeem your notes from time to time, especially when prevailing interest rates are lower than the rate borne by the notes. If prevailing rates are lower at the time of redemption, you would not be able to reinvest the redemption proceeds in a comparable security at an effective interest rate as high as the interest rate on the notes being redeemed. Our redemption right also may adversely impact your ability to sell your notes as the optional redemption date or period approaches.
Survivor’s Option may be limited in amount.
We will have a discretionary right to limit the aggregate principal amount of notes subject to the Survivor’s Option that may be exercised in any calendar year to an amount equal to the greater of $2.0 million or 2% of the outstanding principal amount of all notes outstanding as of the end of the most recent calendar year. We also have the discretionary right to limit to $250,000 in any calendar year the aggregate principal amount of notes subject to the Survivor’s Option that may be exercised in such calendar year on behalf of any individual deceased beneficial owner of notes. Accordingly, no assurance can be given that exercise of the Survivor’s Option for the desired amount will be permitted in any single calendar year.
We cannot assure that a trading market for your notes will ever develop or be maintained.
In evaluating the notes, you should assume that you will be holding the notes until their stated maturity. The notes are a new issue of securities. We cannot assure you that a trading market for your notes will ever develop, be liquid or be maintained. Many factors independent of our creditworthiness affect the trading market for and market value of your notes. Those factors include, without limitation:

•	the method of calculating the principal and interest for the notes;

•	the time remaining to the stated maturity of the notes;

•	the outstanding amount of the notes;

•	the redemption or repayment features of the notes; and

•	the level, direction and volatility of interest rates generally.
There may be a limited number of buyers when you decide to sell your notes. This may affect the price you receive for your notes or your ability to sell your notes at all.
Your investment in the floating rate notes will involve certain risks not associated with an investment in conventional debt securities. You should consider carefully the following discussion of risks before you decide that an investment in the floating rate notes is suitable for you.
Floating rate notes present different investment considerations than fixed rate notes. For notes with only floating rates, the rate of interest paid by us on the notes for each applicable interest period is not fixed, but will vary depending on LIBOR and accordingly could be substantially less than the rates of interest we would pay on fixed rate notes of the same maturity. Additionally, the notes may change the interest rate or interest rate formula in relation to LIBOR at one or more points during the term of such notes (often referred to as a “step up” feature) or may switch from floating to fixed rate or from a fixed to a floating rate during the term of the notes. Consequently, the return on the notes may be less than returns otherwise payable on fixed rate debt securities issued by us with similar maturities whose interest rates cannot change. The variable interest rate on the notes, while determined, in part, by reference to LIBOR, may not actually pay at such rates. Furthermore, we have no control over any fluctuations in LIBOR.
If the relevant pricing supplement specifies a maximum rate, the interest rate for any interest period will be limited by the maximum rate. The maximum rate will limit the amount of interest you may receive for each such interest period, even if the fixed or floating rate component, as adjusted by any spread factor, if applicable, and/or a spread, if applicable, would have otherwise resulted in an interest rate greater than the maximum rate. As a result, if the interest rate for any interest period without taking into consideration the maximum rate would have been greater than the maximum rate, the notes will provide you less interest income than an investment in a similar instrument that is not subject to a maximum interest rate.

DESCRIPTION OF NOTES
The following description of the particular terms of the notes being offered supplements and, to the extent inconsistent with or otherwise specified in an applicable pricing supplement, replaces the description of the general terms and provisions of the debt securities set forth under the heading “Description of Our Debt Securities” in the accompanying prospectus. Unless otherwise specified in an applicable pricing supplement, the notes will have the terms described below. Capitalized terms used but not defined below have the meanings given to them in the accompanying prospectus and in the indenture relating to the notes.
The notes being offered by this prospectus supplement, the accompanying prospectus and the applicable pricing supplement will be issued under an indenture, dated as of February 16, 2012, as amended and as supplemented from time to time. U.S. Bank National Association was appointed as trustee, as successor to American Stock Transfer & Trust Company, LLC, pursuant to an Agreement of Resignation, Appointment and Acceptance dated as of March 9, 2012. The indenture is more fully described in the accompanying prospectus. The indenture does not limit the aggregate amount of debt securities that may be issued under it and provides that the debt securities may be issued under it from time to time in one or more series. The following statements are summaries of the material provisions of the indenture and the notes. These summaries do not purport to be complete and are qualified in their entirety by reference to the indenture, including for the definitions of certain terms. From time to time we may offer other debt securities either publicly or through private placement having maturities, interest rates, covenants and other terms that may differ materially from the terms of the notes described herein and in any pricing supplement.
The notes constitute a single series of debt securities for purposes of the indenture and are unlimited in aggregate principal amount under the terms of the indenture. Our board of directors has authorized the issuance and sale of the notes from time to time, up to an aggregate principal amount of $1.5 billion. As of February 10, 2016, $1.0 billion aggregate principal amount of notes has been issued. We have, from time to time, repurchased certain notes and, therefore, as of February 10, 2016, $896.6 million aggregate principal amount of notes were outstanding.
Notes issued in accordance with this prospectus supplement, the accompanying prospectus and the applicable pricing supplement will have the following general characteristics:

•	the notes will be our direct unsecured senior obligations and will rank equally with all of our other unsecured senior indebtedness from time to time outstanding;

•	the notes may be offered from time to time by us through the Purchasing Agent and each note will mature on a day that is at least 12 months from its date of original issuance;

•	each note may be issued with a fixed or floating interest rate; any floating interest rate will be based on LIBOR;

•	the notes will not be subject to any sinking fund; and

•	the minimum denomination of the notes will be $1,000 (unless otherwise stated in the pricing supplement).
In addition, the pricing supplement relating to each offering of notes will describe specific terms of the notes, including but not limited to:

•	the stated maturity;

•	the denomination of your notes;

•	the price at which we originally issue your notes, expressed as a percentage of the principal amount, and the original issue date;

•	whether your notes are fixed rate notes or floating rate notes;

•
if your notes are fixed rate notes, the annual rate at which your notes will bear interest, or the periodic rates in the case of notes that bear different rates at different times during the term of the notes, and the interest payment dates, if different from those stated below under “—Interest Rates—Fixed Rate Notes;”

•
if your notes are floating rate notes, the interest rate, spread or spread multiplier or initial base rate, maximum rate and/or minimum rate; if there is more than one spread to be applied at different times during the term of the notes for your interest rate, which spread during which periods applies to your notes; and the interest reset, determination, calculation and payment dates, all of which we describe under “—Interest Rates—Floating Rate Notes” below;

•
if applicable, the circumstances under which your notes may be redeemed at our option or repaid at the holder’s option before the stated maturity, including any redemption commencement date, repayment date(s), redemption price(s) and redemption period(s), all of which we describe under “—Redemption and Repayment” below;

•	whether the authorized representative of the holder of a beneficial interest in the notes will have the right to seek repayment upon the death of the holder as described under “—Survivor’s Option;”

•	any special U.S. federal income tax consequences of the purchase, ownership and disposition of the notes; and

•	any other significant terms of your notes, which could be different from those described in this prospectus supplement and the accompanying prospectus, but in no event inconsistent with the indenture.

We may at any time purchase notes at any price or prices in the open market or otherwise. Notes so purchased by us may, at our discretion, be held, resold or surrendered to the trustee for cancellation.
Types of Notes
We may issue either of the two types of notes described below. Notes may have elements of each of the two types of notes described below. For example, notes may bear interest at a fixed rate for some periods and at a floating rate in others.
Fixed Rate Notes.    Notes of this type will bear interest at one or more fixed rates described in your pricing supplement.
Fixed rate notes will bear interest from their original issue date or from the most recent date to which interest on the notes has been paid or made available for payment. Interest will accrue on the principal of fixed rate notes at the fixed rate or rates per annum stated in your pricing supplement during the applicable time periods as stated in your pricing supplement, until the principal is paid or made available for payment. Each payment of interest due on an interest payment date or the maturity will include interest accrued from and including the last date to which interest has been paid, or made available for payment, or from the issue date if none has been paid or made available for payment, to but excluding the interest payment date or maturity. We will compute interest on fixed rate notes on the basis of a 360-day year of twelve 30-day months (the 30/360 (ISDA) day count convention) unless your pricing supplement provides that we will compute interest on a different basis. We will pay interest on each interest payment date and at maturity as described below under “—Payments of Principal and Interest.” Notes may be offered that switch from a fixed rate to a floating rate or from a floating rate to a fixed rate during the term of the notes.
Floating Rate Notes.    Notes of this type will bear interest at rates that are determined by reference to an interest rate formula based on LIBOR. In some cases, the rates may also be adjusted by adding or subtracting a spread in relation to LIBOR or multiplying by a spread multiplier and may be subject to a minimum rate and/or a maximum rate. The various interest rate formulas and these other features are described below in “—Interest Rates—Floating Rate Notes.” If your notes are floating rate notes, the formula and any adjustments that apply to the interest rate will be specified in your pricing supplement.
Floating rate notes will bear interest from their original issue date or from the most recent date to which interest on the notes has been paid or made available for payment. Interest will accrue on the principal of floating rate notes at a rate per annum determined according to the interest rate formula stated in your pricing supplement during the applicable interest rate periods as stated in your pricing supplement, until the principal is paid or made available for payment. We will pay interest on each interest payment date and at maturity as described below “—Payments of Principal and Interest.” Notes may be offered that switch from a fixed rate to a floating rate or from a floating rate to a fixed rate during the term of the notes.
Interest Rates
This subsection describes the different kinds of interest rates that may apply to your notes, as specified in your pricing supplement.
Fixed Rate Notes.    Fixed rate notes will bear interest from their original issue date or from the most recent date to which interest on the notes has been paid or made available for payment. Interest will accrue on the principal of fixed rate notes at the fixed yearly rate or rates stated in your pricing supplement during the applicable time periods as stated in your pricing supplement, until the principal is paid or made available for payment. Your pricing supplement will describe the interest periods and relevant interest payment dates on which interest on fixed rate notes will be payable. Each payment of interest due on an interest payment date or the maturity will include interest accrued from and including the last date to which interest has been paid, or made available for payment, or from the issue date if none has been paid or made available for payment, to but excluding the interest payment date or the maturity. We will compute interest on fixed rate notes on the basis of a 360-day year of twelve 30-day months (the 30/360 (ISDA) day count convention), unless your pricing supplement provides that we will compute interest on a different basis. We will pay interest on each interest payment date and at maturity as described below under “—Payments of Principal and Interest.”
Floating Rate Notes.    Floating rate notes will bear interest at rates that are determined by reference to an interest rate formula based on LIBOR. In some cases, the rates may also be adjusted by adding or subtracting a spread in relation to LIBOR or multiplying by a spread multiplier and may be subject to a minimum rate and/or a maximum rate. If your note is a floating rate note, the formula and any adjustments that apply to the interest rate will be specified in your pricing supplement.
Each floating rate note will bear interest from its original issue date or from the most recent date to which interest on the note has been paid or made available for payment. Interest will accrue on the principal of a floating rate note at a rate per annum determined according to the interest rate formula stated in the pricing supplement during the applicable interest rate period specified in your pricing supplement, until the principal is paid or made available for payment. We will pay interest on each interest payment date and at maturity as described below under “—Payment of Principal and Interest.”

In addition, the following will apply to floating rate notes.
Initial Base Rate
Unless otherwise specified in your pricing supplement, for floating rate notes, the initial base rate will be the applicable LIBOR base rate in effect from and including the original issue date to but excluding the initial interest reset date. We will specify the initial LIBOR base rate in your pricing supplement.
Spread or Spread Multiplier
In some cases, the base rate for floating rate notes may be adjusted:

•	by adding or subtracting a specified number of basis points, called the spread, with one basis point being 0.01%; or

•	by multiplying the base rate by a specified percentage, called the spread multiplier.
If you purchase floating rate notes, your pricing supplement will specify whether a spread or spread multiplier will apply to your notes and, if so, the amount of the applicable spread or spread multiplier and any increases or decreases in the spread or spread multiplier during the term of your notes.
Maximum and Minimum Rates
The actual interest rate, after being adjusted by the spread or spread multiplier, may also be subject to either or both of the following limits:

•	a maximum rate—i.e., a specified upper limit that the actual interest rate in effect at any time may not exceed; and/or

•	a minimum rate—i.e., a specified lower limit that the actual interest rate in effect at any time may not fall below.
If you purchase floating rate notes, your pricing supplement will specify whether a maximum rate and/or minimum rate will apply to your notes and, if so, what those rates are.
Whether or not a maximum rate applies, the interest rate on floating rate notes will in no event be higher than the maximum rate permitted by New York law, as it may be modified by U.S. law of general application. Under current New York law, the maximum rate of interest, with some exceptions, for any loan in an amount less than $250,000 is 16% and for any loan in the amount of $250,000 or more but less than $2,500,000 is 25%, per year on a simple interest basis. These limits do not apply to loans of $2,500,000 or more.
The rest of this subsection describes how the interest rate and the interest payment dates will be determined, and how interest will be calculated, on floating rate notes.
Interest Reset Dates
Except as otherwise specified in your pricing supplement, the rate of interest on floating rate notes will be reset, by the calculation agent described below, daily, weekly, monthly, quarterly, semi-annually or annually (each, an “interest reset period”). The date on which the interest rate resets and the reset rate becomes effective is called the interest reset date. Except as otherwise specified in your pricing supplement, the interest reset date will be as follows:

•	for floating rate notes that reset daily, each London business day (as defined below);

•	for floating rate notes that reset weekly, the Wednesday of each week;

•	for floating rate notes that reset monthly, the third Wednesday of each month;

•	for floating rate notes that reset quarterly, the third Wednesday of each of four months of each year as specified in your pricing supplement;

•	for floating rate notes that reset semi-annually, the third Wednesday of each of two months of each year as specified in your pricing supplement; and

•	for floating rate notes that reset annually, the third Wednesday of one month of each year as specified in your pricing supplement.
For floating rate notes, the interest rate in effect on any particular day will be the interest rate determined with respect to the latest interest reset date that occurs on or before that day. There are several exceptions, however, to the reset provisions described above.
Interest reset dates are subject to adjustment, as described below under “—Business Day Conventions.”
The base rate in effect from and including the original issue date to but excluding the first interest reset date will be the initial base rate. For floating rate notes that reset daily or weekly, the base rate in effect for each day following the fifth business day before an interest payment date to, but excluding, the interest payment date, and for each day following the fifth business day before the maturity to, but excluding, the maturity, will be the base rate in effect on that fifth business day.
Interest Determination Dates
The interest rate that takes effect on an interest reset date will be determined by the calculation agent for the LIBOR base rates by reference to a particular date called an interest determination date. Except as otherwise specified in your pricing supplement, the interest determination date relating to a particular interest reset date will be the second London business day preceding the interest reset date. We refer to an interest determination date for LIBOR notes as a LIBOR interest determination date.
Interest Calculation Date
The interest rate that takes effect on a particular interest reset date will be determined by reference to the corresponding interest determination date or interest reset date, as applicable. For some notes, however, the calculation agent will set the rate on a day no later than the corresponding interest calculation date. Unless otherwise specified in your pricing supplement, the interest calculation date for rates to which a calculation date applies will be the business day immediately preceding the date on which interest will next be paid (on an interest payment date or the maturity, as the case may be). The calculation agent need not wait until the relevant interest calculation date to determine the interest rate if the rate information it needs to make the determination is available from the relevant sources sooner.
Interest Rate Calculations
Interest payable on floating rate notes for any particular interest period will be calculated as described below using an interest factor, expressed as a decimal, applicable to each day during the applicable interest period, unless otherwise specified in your pricing supplement.
Calculations relating to floating rate notes will be made by the calculation agent, an institution that we appoint as our agent for this purpose. We have initially appointed U.S. Bank National Association as our calculation agent for any floating rate notes. We may specify a different calculation agent in your pricing supplement. The applicable pricing supplement for your floating rate note will name the institution that we have appointed to act as the calculation agent for that note as of its original issue date. We may appoint a different institution to serve as calculation agent from time to time after the original issue date of your floating rate note without your consent and without notifying you of the change. Absent manifest error, all determinations of the calculation agent will be final and binding on you and us, without any liability on the part of the calculation agent.
For floating rate notes, the calculation agent will determine, on the corresponding interest calculation date or interest determination date, as described below, the interest rate that takes effect on each interest reset date. In addition, the calculation agent will calculate the amount of interest that has accrued during each interest period—i.e., the period from and including the original issue date, or the last date to which interest has accrued (which may be the interest payment date or any interest reset date in accordance with the business day convention), to but excluding the next date to which interest will accrue (which may be the interest payment date or any interest reset date in accordance with the business day convention). For each interest period, the calculation agent will calculate the amount of accrued interest by multiplying the face amount of the floating rate note by an accrued interest factor for the interest period. Such accrued interest rate factor is determined by multiplying the applicable interest rate for the period by the day count fraction. The day count fraction will be determined in accordance with the 30/360 (ISDA) day count convention, where the number of days in the interest period in respect of which payment is being made is divided by 360, calculated on a formula basis as follows:
where:
“Y1” is the year, expressed as a number, in which the first day of the interest period falls;
“Y2” is the year, expressed as a number, in which the day immediately following the last day included in the interest period falls;
“M1” is the calendar month, expressed as a number, in which the first day of the interest period falls;
“M2” is the calendar month, expressed as a number, in which the day immediately following the last day included in the interest period falls;

“D1” is the first calendar day, expressed as a number, of the interest period, unless such number would be 31, in which case D1 will be 30; and
“D2” is the calendar day, expressed as a number, immediately following the last day included in the interest period, unless such number would be 31 and D1 is greater than 29, in which case D2 will be 30.
Upon the request of the holder of any floating rate note, the calculation agent will provide the interest rate then in effect, and, if determined, the interest rate that will become effective on the next interest reset date with respect to such floating rate note.
All percentages resulting from any calculation relating to any note will be rounded upward or downward, as appropriate, to the next higher or lower one hundred-thousandth of a percentage point, e.g., 9.876541% (or .09876541) being rounded down to 9.87654% (or .0987654) and 9.876545% (or .09876545) being rounded up to 9.87655% (or .0987655). All amounts used in or resulting from any calculation relating to any note will be rounded upward or downward to the nearest cent.
Sources and Corrections
If we refer to a rate as set forth on a display page, other published source, information vendor or other vendor officially designated by the sponsor of that rate, if there is a successor source for the display page, other published source, information vendor or other official vendor, we refer to that successor source as applicable as determined by the calculation agent. When we refer to a particular heading or headings on any of those sources, those references include any successor or replacement heading or headings as determined by the calculation agent.
If the applicable rate is based on information obtained from a Reuters screen, that rate will be subject to the corrections, if any, published on that Reuters screen within one hour of the time that rate was first displayed on such source.
LIBOR Calculation
LIBOR, with respect to the base rate and any interest reset date, will be the London interbank offered rate for deposits in U.S. dollars for the index maturity specified in your pricing supplement, appearing on the Reuters screen LIBOR page as of approximately 11:00 A.M., London time, on the relevant LIBOR interest determination date.

•
If the rate described above does not so appear on the Reuters screen LIBOR page, then LIBOR will be determined on the basis of the rates at which deposits in U.S. dollars are offered by four major banks in the London interbank market selected by the calculation agent at approximately 11:00 A.M., London time, on the relevant LIBOR interest determination date, to prime banks in the London interbank market for a period of the specified index maturity, beginning on the relevant interest reset date, and in a representative amount. The calculation agent will request the principal London office of each of these major banks to provide a quotation of its rate. If at least two quotations are provided, LIBOR for the relevant interest reset date will be the arithmetic mean of the quotations.

•
If fewer than two of the requested quotations described above are provided, LIBOR for the relevant interest reset date will be the arithmetic mean of the rates quoted by major banks in New York City selected by the calculation agent, at approximately 11:00 A.M., New York City time (or the time in the relevant principal financial center), on the relevant interest reset date, for loans in U.S. dollars (or the index currency) to leading European banks for a period of the specified index maturity, beginning on the relevant interest reset date, and in a representative amount.

•
If no quotation is provided as described in the preceding paragraph, then the calculation agent, after consulting such sources as it deems comparable to any of the foregoing quotations or display page, or any such source as it deems reasonable from which to estimate LIBOR or any of the foregoing lending rates, shall determine LIBOR for that interest reset date in its sole discretion.

•	For the purpose of this section, we define the term “index maturity” as the interest rate period of LIBOR on which the interest rate formula is based as specified in your pricing supplement.
In all cases, if the stated maturity or any earlier redemption date or repayment date with respect to any note falls on a day that is not a business day, any payment of principal, premium, if any, and interest otherwise due on such day will be made on the next succeeding business day, and no interest on such payment shall accrue for the period from and after such stated maturity, redemption date or repayment date, as the case may be.
Business Days
The term “London business day” will apply to your floating rate notes, as specified in your pricing supplement, and it means each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in London generally are authorized or obligated by law, regulation or executive order to close and is also a day on which dealings in the applicable index currency are transacted in the London interbank market.

Business Day Convention
The business day convention that will apply to your notes is the “following business day convention.” The “following business day convention” means, for any interest payment date or interest reset date, other than the maturity, if such date would otherwise fall on a day that is not a business day, then such date will be postponed to the next day that is a business day.
Payment of Principal and Interest
Principal of and interest on beneficial interests in the notes will be made in accordance with the arrangements then in place between the paying agent and The Depository Trust Company (referred to as “DTC”) and its participants as described under “Registration and Settlement—The Depository Trust Company.” Payments in respect of any notes in certificated form will be made as described under “Registration and Settlement—Registration, Transfer and Payment of Certificated Notes.”
Interest on each note will be payable either monthly, quarterly, semi-annually or annually on each interest payment date and at the note’s stated maturity or on the date of redemption or repayment if a note is redeemed or repaid prior to maturity. Interest is payable to the person in whose name a note is registered at the close of business on the regular record date before each interest payment date. Interest due at a note’s stated maturity or on a date of redemption or repayment will be payable to the person to whom principal is payable.
We will pay any administrative costs imposed by banks in connection with making payments in immediately available funds, but any tax, assessment or governmental charge imposed upon any payments on a note, including, without limitation, any withholding tax, is the responsibility of the holders of beneficial interests in the note in respect of which such payments are made.
Payment and Record Dates for Interest
Interest on the notes will be paid as follows:

Interest Payment Frequency	Interest Payment Dates
Monthly	Fifteenth day of each calendar month, beginning in the first calendar month following the month the note was issued.
Quarterly	Fifteenth day of every third month, beginning in the third calendar month following the month the note was issued.
Semi-annually	Fifteenth day of every sixth month, beginning in the sixth calendar month following the month the note was issued.
Annually	Fifteenth day of every twelfth month, beginning in the twelfth calendar month following the month the note was issued.
The regular record date for any interest payment date will be the first day of the calendar month in which the interest payment date occurs, except that the regular record date for interest due on the note’s stated maturity date or date of earlier redemption or repayment will be that particular date. For the purpose of determining the holder at the close of business on a regular record date when business is not being conducted, the close of business will mean 5:00 P.M., New York City time, on that day.
Interest on a note will be payable beginning on the first interest payment date after its date of original issuance to holders of record on the corresponding regular record date.
“Business day” means any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions are authorized or required by law or regulation to close in The City of New York.
Redemption and Repayment
Unless we otherwise provide in the applicable pricing supplement, a note will not be redeemable or repayable prior to its stated maturity date.
If the pricing supplement states that the note will be redeemable at our option prior to its stated maturity date, then on such date or dates specified in the pricing supplement, we may redeem those notes at our option either in whole or from time to time in part, upon not less than 30 nor more than 60 days’ written notice to the holder of those notes.
If the pricing supplement states that your note will be repayable at your option prior to its stated maturity date, we will require receipt of notice of the request for repayment at least 30 but not more than 60 days prior to the date or dates specified in the pricing supplement. We also must receive the completed form entitled “Option to Elect Repayment.” Exercise of the repayment option by the holder of a note is irrevocable.
Since the notes will be represented by a global note, DTC or its nominee will be treated as the holder of the notes; therefore DTC or its nominee will be the only entity that receives notices of redemption of notes from us, in the case of our redemption of notes, and will be the only entity that can exercise the right to repayment of notes, in the case of optional repayment. See “Registration and Settlement.”
To ensure that DTC or its nominee will timely exercise a right to repayment with respect to a particular beneficial interest in a note, the beneficial owner of the interest in that note must instruct the broker or other direct or indirect participant through which it holds the beneficial interest to notify DTC or its nominee of its desire to exercise a right to repayment. Because different firms have different cut-off times for accepting instructions from their customers, each beneficial owner should consult the broker or other direct or indirect participant through which it holds an interest in a note to determine the cut-off time by which the instruction must be given for timely notice to be delivered to DTC or its nominee. Conveyance of notices and other communications by DTC or its nominee to participants, by participants to indirect participants and by participants and indirect participants to beneficial owners of the notes will be governed by agreements among them and any applicable statutory or regulatory requirements.
The redemption or repayment of a note normally will occur on the interest payment date or dates following receipt of a valid notice. Unless otherwise specified in the pricing supplement, the redemption or repayment price will equal 100% of the principal amount of the note plus unpaid interest accrued to the date or dates of redemption or repayment.
We may at any time purchase notes at any price or prices in the open market or otherwise. We may also purchase notes otherwise tendered for repayment by a holder or tendered by a holder’s duly authorized representative through exercise of the Survivor’s Option described below. If we purchase the notes in this manner, we have the discretion to either hold, resell or surrender the notes to the trustee for cancellation.
Survivor’s Option
The “Survivor’s Option” is a provision in a note pursuant to which we agree to repay that note, if requested by the authorized representative of the beneficial owner of that note, following the death of the beneficial owner of the note, so long as the note was owned by that beneficial owner or the estate of that beneficial owner at least six months prior to the request. The pricing supplement relating to each offering of notes will state whether the Survivor’s Option applies to those notes.
If a note is entitled to a Survivor’s Option, upon the valid exercise of the Survivor’s Option and the proper tender of that note for repayment, we will, at our option, repay or repurchase that note, in whole or in part, at a price equal to 100% of the principal amount of the deceased beneficial owner’s interest in that note plus unpaid interest accrued to the date of repayment.
To be valid, the Survivor’s Option must be exercised by or on behalf of the person who has authority to act on behalf of the deceased beneficial owner of the note (including, without limitation, the personal representative or executor of the deceased beneficial owner or the surviving joint owner with the deceased beneficial owner) under the laws of the applicable jurisdiction.
The death of a person holding a beneficial ownership interest in a note as a joint tenant or tenant by the entirety with another person, or as a tenant in common with the deceased holder’s spouse, will be deemed the death of a beneficial owner of that note, and the entire principal amount of the note so held will be subject to repayment by us upon request. However, the death of a person holding a beneficial ownership interest in a note as tenant in common with a person other than such deceased holder’s spouse will be deemed the death of a beneficial owner only with respect to such deceased person’s interest in the note.
The death of a person who, during his or her lifetime, was entitled to substantially all of the beneficial ownership interests in a note will be deemed the death of the beneficial owner of that note for purposes of the Survivor’s Option, regardless of whether that beneficial owner was the registered holder of that note, if entitlement to those interests can be established to the satisfaction of the trustee. A beneficial ownership interest will be deemed to exist in typical cases of nominee ownership, ownership under the Uniform Transfers to Minors Act or Uniform Gifts to Minors Act, community property or other joint ownership arrangements between a husband and wife. In addition, a beneficial ownership interest will be deemed to exist in custodial and trust arrangements where one person has all of the beneficial ownership interests in the applicable note during his or her lifetime.
We have the discretionary right to limit the aggregate principal amount of notes as to which exercises of the Survivor’s Option shall be accepted by us from authorized representatives of all deceased beneficial owners in any calendar year to an amount equal to the greater of $2,000,000 or 2% of the principal amount of all notes outstanding as of the end of the most recent calendar year. We also have the discretionary right to limit to $250,000 in any calendar year the aggregate principal amount of notes as to which exercises of the Survivor’s Option shall be accepted by us from the authorized representative of any individual deceased beneficial owner of notes in such calendar year. In addition, we will not permit the exercise of the Survivor’s Option except in principal amounts of $1,000 and multiples of $1,000.
An otherwise valid election to exercise the Survivor’s Option may not be withdrawn. Each election to exercise the Survivor’s Option will be accepted in the order that elections are received by the trustee, except for any note the acceptance of which would contravene any of the limitations described in the preceding paragraph. Notes accepted for repayment through the exercise of the Survivor’s Option normally will be repaid on the first interest payment date that occurs 20 or more calendar days after the date of the acceptance. For example, if the acceptance date of a note tendered through a valid exercise of the Survivor’s Option is September 1, 2016, and interest on that note is paid monthly, we would normally, at our option, repay that note on the interest payment date occurring on October 15, 2016, because the September 15, 2016 interest payment date would occur less than 20 days from the date of acceptance. Each tendered note that is not accepted in any calendar year due to the application of any of the limitations described in the preceding paragraph will be deemed to be tendered in the following calendar year in the order in which all such notes were originally tendered. If a note tendered through a valid exercise of the Survivor’s Option is not accepted, the trustee will deliver a notice by first-class mail to the registered holder, at that holder’s last known address as indicated in the note register, that states the reason that note has not been accepted for repayment.
With respect to notes represented by a global note, DTC or its nominee is treated as the holder of the notes and will be the only entity that can exercise the Survivor’s Option for such notes. To obtain repayment pursuant to exercise of the Survivor’s Option for a note, the deceased beneficial owner’s authorized representative must provide the following items to the broker or other entity through which the beneficial interest in the note is held by the deceased beneficial owner:

•	a written instruction to such broker or other entity to notify DTC of the authorized representative’s desire to obtain repayment pursuant to exercise of the Survivor’s Option;

•
appropriate evidence satisfactory to the trustee (a) that the deceased was the beneficial owner of the note at the time of death and his or her interest in the note was owned by the deceased beneficial owner or his or her estate at least six months prior to the request for repayment, (b) that the death of the beneficial owner has occurred, (c) of the date of death of the beneficial owner, and (d) that the representative has authority to act on behalf of the beneficial owner;

•
if the interest in the note is held by a nominee of the deceased beneficial owner, a certificate satisfactory to the trustee from the nominee attesting to the deceased’s beneficial ownership of such note;

•
written request for repayment signed by the authorized representative of the deceased beneficial owner with the signature guaranteed by a member firm of a registered national securities exchange or of the Financial Industry Regulatory Authority, Inc. or a commercial bank or trust company having an office or correspondent in the United States;

•	if applicable, a properly executed assignment or endorsement;

•
tax waivers and any other instruments or documents that the trustee reasonably requires in order to establish the validity of the beneficial ownership of the note and the claimant’s entitlement to payment; and

•
any additional information the trustee reasonably requires to evidence satisfaction of any conditions to the exercise of the Survivor’s Option or to document beneficial ownership or authority to make the election and to cause the repayment of the note.

In turn, the broker or other entity will deliver each of these items to the trustee, together with evidence satisfactory to the trustee from the broker or other entity stating that it represents the deceased beneficial owner.
The death of a person owning a note in joint tenancy or tenancy by the entirety with another or others shall be deemed the death of the holder of the note, and the entire principal amount of the note so held shall be subject to repayment, together with interest accrued thereon to the repayment date. The death of a person owning a note by tenancy in common shall be deemed the death of a holder of a note only with respect to the deceased holder’s interest in the note so held by tenancy in common; except that in the event a note is held by husband and wife as tenants in common, the death of either shall be deemed the death of the holder of the note, and the entire principal amount of the note so held shall be subject to repayment. The death of a person who, during his or her lifetime, was entitled to substantially all of the beneficial interests of ownership of a note, shall be deemed the death of the holder thereof for purposes of this provision, regardless of the registered holder, if such beneficial interest can be established to the satisfaction of the trustee and us. Such beneficial interest shall be deemed to exist in typical cases of nominee ownership, ownership under the Uniform Gifts to Minors Act, the Uniform Transfers to Minors Act, community property or other joint ownership arrangements between a husband and wife and trust arrangements where one person has substantially all of the beneficial ownership interest in the note during his or her lifetime.
We retain the right to limit the aggregate principal amount of notes as to which exercises of the Survivor’s Option applicable to the notes will be accepted in any one calendar year as described above. All other questions regarding the eligibility or validity of any exercise of the Survivor’s Option will be determined by the trustee, in its sole discretion, which determination will be final and binding on all parties.

The broker or other entity will be responsible for disbursing payments received from the trustee to the authorized representative. See “Registration and Settlement.”
Forms for the exercise of the Survivor’s Option may be obtained from the Trustee at 100 Wall Street, Suite 1600, New York, NY 10005, Attention: General Counsel.
If applicable, we will comply with the requirements of Section 14(e) of the Exchange Act, and the rules promulgated thereunder, and any other securities laws or regulations in connection with any repayment of notes at the option of the registered holders or beneficial owners thereof.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
AND RESULTS OF OPERATIONS
(All figures in this item are in thousands except share, per share and other data.)
References herein to “we,” “us” or “our” refer to Prospect Capital Corporation and its subsidiary unless the context specifically requires otherwise.
The following discussion should be read in conjunction with the consolidated financial statements and notes thereto appearing elsewhere in this prospectus supplement and accompanying prospectus. Historical results set forth are not necessarily indicative of our future financial position and results of operations.
Overview
Prospect Capital Corporation is a financial services company that primarily lends to and invests in middle market privately-held companies. We are a closed-end investment company incorporated in Maryland. We have elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940 (the “1940 Act”). As a BDC, we have elected to be treated as a regulated investment company (“RIC”), under Subchapter M of the Internal Revenue Code of 1986 (the “Code”). We were organized on April 13, 2004 and were funded in an initial public offering completed on July 27, 2004.
On May 15, 2007, we formed a wholly-owned subsidiary Prospect Capital Funding LLC (“PCF”), a Delaware limited liability company and a bankruptcy remote special purpose entity, which holds certain of our portfolio loan investments that are used as collateral for the revolving credit facility at PCF. Our wholly-owned subsidiary Prospect Small Business Lending, LLC (“PSBL”) was formed on January 27, 2014 and purchases small business whole loans on a recurring basis from online small business loan originators, including On Deck Capital, Inc. (“OnDeck”) and Direct Capital Corporation (“Direct Capital”). On September 30, 2014, we formed a wholly-owned subsidiary Prospect Yield Corporation, LLC (“PYC”) and effective October 23, 2014, PYC holds our investments in collateralized loan obligations (“CLOs”). Each of these subsidiaries have been consolidated since operations commenced.
Effective July 1, 2014, we began consolidating certain of our wholly-owned and substantially wholly-owned holding companies formed by us in order to facilitate our investment strategy. The following companies have been included in our consolidated financial statements since July 1, 2014: AMU Holdings Inc.; APH Property Holdings, LLC; Arctic Oilfield Equipment USA, Inc.; CCPI Holdings Inc.; CP Holdings of Delaware LLC; Credit Central Holdings of Delaware, LLC; Energy Solutions Holdings Inc.; First Tower Holdings of Delaware LLC; Harbortouch Holdings of Delaware Inc.; MITY Holdings of Delaware Inc.; Nationwide Acceptance Holdings LLC; NMMB Holdings, Inc.; NPH Property Holdings, LLC; STI Holding, Inc.; UPH Property Holdings, LLC; Valley Electric Holdings I, Inc.; Valley Electric Holdings II, Inc.; and Wolf Energy Holdings Inc. On October 10, 2014, concurrent with the sale of the operating company, our ownership increased to 100% of the outstanding equity of ARRM Services, Inc. which was renamed SB Forging Company, Inc. (“SB Forging”). As such, we began consolidating SB Forging on October 11, 2014. We collectively refer to these entities as the “Consolidated Holding Companies.”
We are externally managed by our investment adviser, Prospect Capital Management L.P. (“Prospect Capital Management” or the “Investment Adviser”). Prospect Administration LLC (“Prospect Administration” or the “Administrator”) provides administrative services and facilities necessary for us to operate.
Our investment objective is to generate both current income and long-term capital appreciation through debt and equity investments. We invest primarily in senior and subordinated debt and equity of private companies in need of capital for acquisitions, divestitures, growth, development, recapitalizations and other purposes. We work with the management teams or financial sponsors to seek investments with historical cash flows, asset collateral or contracted pro-forma cash flows.
We currently have nine origination strategies in which we make investments: (1) lending in private equity sponsored transactions, (2) lending directly to companies not owned by private equity firms, (3) control investments in corporate operating companies, (4) control investments in financial companies, (5) investments in structured credit, (6) real estate investments, (7) investments in syndicated debt, (8) aircraft leasing and (9) online lending. We continue to evaluate other origination strategies in the ordinary course of business with no specific tops-down allocation to any single origination strategy.

Lending in Private Equity Sponsored Transactions – We make loans to companies which are controlled by leading private equity firms. This debt can take the form of first lien, second lien, unitranche or unsecured loans. In making these investments, we look for a diversified customer base, recurring demand for the product or service, barriers to entry, strong historical cash flow and experienced management teams. These loans typically have significant equity subordinate to our loan position. Historically, this strategy has comprised approximately 50%-60% of our business, but more recently it is less than 50% of our business.
Lending Directly to Companies – We provide debt financing to companies owned by non-private equity firms, the company founder, a management team or a family. Here, in addition to the strengths we look for in a sponsored transaction, we also look for the alignment with the management team with significant invested capital. This strategy often has less competition than the private equity sponsor strategy because such company financing needs are not easily addressed by banks and often require more diligence preparation. Direct lending can result in higher returns and lower leverage than sponsor transactions and may include warrants or equity to us. Historically, this strategy has comprised approximately 5%-15% of our business, but more recently it is less than 5% of our business.
Control Investments in Corporate Operating Companies – This strategy involves acquiring controlling stakes in non-financial operating companies. Our investments in these companies are generally structured as a combination of yield-producing debt and equity.  We provide enhanced certainty of closure to our counterparties, give the seller personal liquidity and generally look for management to continue on in their current roles. This strategy has comprised approximately 10%-15% of our business.
Control Investments in Financial Companies – This strategy involves acquiring controlling stakes in financial companies, including consumer direct lending, sub-prime auto lending and other strategies. Our investments in these companies are generally structured as a combination of yield-producing debt and equity. These investments are often structured in a tax-efficient RIC-compliant partnership, enhancing returns. This strategy has comprised approximately 5%-15% of our business.
Investments in Structured Credit – We make investments in CLOs, generally taking a significant position in the subordinated interests (equity) of the CLOs. The CLOs include a diversified portfolio of broadly syndicated loans and do not have direct exposure to real estate, mortgages, debt or consumer based debt. The CLOs in which we invest are managed by top-tier collateral managers that have been thoroughly diligenced prior to investment. This strategy has comprised approximately 10%-20% of our business.
Real Estate Investments – We make investments in real estate through our three wholly-owned tax-efficient real estate investment trusts (“REITs”), American Property REIT Corp. (“APRC”), National Property REIT Corp. (“NPRC”) and United Property REIT Corp. (“UPRC” and collectively with APRC and NPRC, “our REITs”). Our real estate investments are in various classes of fully developed and occupied real estate properties that generate current yields. We seek to identify properties that have historically high occupancy and steady cash flow generation. Our REITs co-invest with established and experienced property managers that manage such properties after acquisition. This investment strategy has comprised approximately 5%-10% of our business.
Investments in Syndicated Debt – On an opportunistic basis, we make investments in loans and high yield bonds that have been sold to a syndicate of buyers. Here we look for investments with attractive risk-adjusted returns after we have completed a fundamental credit analysis. These investments are purchased with a long term, buy-and-hold outlook and we look to provide significant structuring input by providing anchoring orders. This strategy has comprised approximately 5%-10% of our business.
Aircraft Leasing – We invest debt as well as equity in aircraft assets subject to commercial leases to credit-worthy airlines across the globe. These investments present attractive return opportunities due to cash flow consistency from long-lived assets coupled with hard asset collateral. We seek to deliver risk-adjusted returns with strong downside protection by analyzing relative value characteristics across the spectrum of aircraft types of all vintages. Our target portfolio includes both in-production and out-of-production jet and turboprop aircraft and engines, operated by airlines across the globe. This strategy comprised approximately 1% of our business in the fiscal year ended June 30, 2015 and approximately 1% as of December 31, 2015.
Online Lending – We make investments in loans originated by certain consumer loan and small and medium sized business (“SME”) aggregators. We purchase each loan in its entirety (i.e., a “whole loan”). The borrowers are consumers and SMEs. The loans are typically serviced by the aggregators of the loans. This strategy comprised approximately 5% of our business in the fiscal year ended June 30, 2015 and approximately 5% as of December 31, 2015.

We invest primarily in first and second lien secured loans and unsecured debt, which in some cases includes an equity component. First and second lien secured loans generally are senior debt instruments that rank ahead of unsecured debt of a given portfolio company. These loans have the benefit of security interests on the assets of the portfolio company, which may rank ahead of or junior to other security interests. Our investments in CLOs are subordinated to senior loans and are generally unsecured. We invest in debt and equity positions of CLOs which are a form of securitization in which the cash flows of a portfolio of loans are pooled and distributed to different classes of owners in the form of various tranches. Our CLO investments are derived from portfolios of corporate debt securities which are generally risk rated from BB to B.
We hold many of our control investments in a two-tier structure consisting of a holding company and one or more related operating companies for tax purposes. These holding companies serve various business purposes including concentration of management teams, optimization of third party borrowing costs, improvement of supplier, customer, and insurance terms, and enhancement of co-investments by the management teams. In these cases, our investment in the holding company, generally as equity, its equity investment in the operating company and along with any debt from us directly to the operating company structure represents our total exposure for the investment. As of December 31, 2015, as shown in our Consolidated Schedule of Investments, the cost basis and fair value of our investments in controlled companies was $2,006,363 and $2,008,634, respectively. This structure gives rise to several of the risks described in our public documents and highlighted elsewhere in this prospectus supplement and the accompanying prospectus. On July 1, 2014, we began consolidating all wholly-owned and substantially wholly-owned holding companies formed by us for the purpose of holding our controlled investments in operating companies. There were no significant effects of consolidating these holding companies as they hold minimal assets other than their investments in the controlled operating companies. Investment company accounting prohibits the consolidation of any operating companies.
We seek to be a long-term investor with our portfolio companies. The aggregate fair value of our portfolio investments was $6,179,670 and $6,609,558 as of December 31, 2015 and June 30, 2015, respectively. During the six months ended December 31, 2015, our net cost of investments decreased by $177,966, or 2.7%, as a result of the following: eleven new investments, several follow-on investments, and three revolver advances, totaling $1,129,935 (including structuring fees of $6,906; payment-in-kind interest of $4,140; net amortization of discounts and premiums of $40,627); and full repayments on twelve investments, sale of two investments, and several partial prepayments and amortization payments, totaling $1,259,821, net of realized losses totaling $7,453.
Compared to the end of last fiscal year (ended June 30, 2015), net assets decreased by $(271,622), or (7.3)%, during the six months ended December 31, 2015, from $3,703,049 to $3,431,427. This decrease results from $(177,942) in dividend distributions to our stockholders, the repurchase of shares of our common stock in the amount of $(34,140), and $(67,303) from operations. These decreases, were offset by dividend reinvestments of $7,645. The $(67,303) net decrease from operations is net of the following: net investment income of $192,135, net realized losses on investments of $(7,453), net change in unrealized depreciation on investments of $(251,922), and net realized losses on extinguishment of debt of $(63).
Second Quarter Highlights
Investment Transactions
During the three months ended December 31, 2015, we acquired $123,145 of new investments, completed follow-on investments in existing portfolio companies totaling approximately $566,316, did not fund any revolver advances, and recorded PIK interest of $2,861, resulting in gross investment originations of $692,322. During the three months ended December 31, 2015, we received full repayments on six investments and received several partial prepayments and amortization payments totaling $731,032, including realized losses totaling $5,318. The more significant of these transactions are discussed in “Portfolio Investment Activity.”
Debt Issuances and Redemptions
During the three months ended December 31, 2015, we issued $21,155 aggregate principal amount of Prospect Capital InterNotes® for net proceeds of $20,854. These notes were issued with stated interest rates ranging from 4.75% to 6.00% with a weighted average interest rate of 5.11%. These notes mature between October 15, 2020 and December 15, 2025. The following table summarizes the Prospect Capital InterNotes® issued during the three months ended December 31, 2015.

Tenor at Origination (in years)	Principal Amount	Interest Rate Range	Weighted Average Interest Rate	Maturity Date Range
5	$14,573	4.75%–5.375%	4.99%	10/15/2020 – 12/15/2020
6.5	4,805	5.25%	5.25%	4/15/2022 – 5/15/2022
7	990	5.625%–5.75%	5.65%	11/15/2022 – 12/15/2022
10	787	5.875%–6.00%	5.89%	11/15/2025 – 12/15/2025
	$21,155
During the three months ended December 31, 2015, we repaid $1,978 aggregate principal amount of Prospect Capital InterNotes® at par in accordance with the Survivor’s Option, as defined in the InterNotes® Offering prospectus. As a result of these transactions, we recorded a loss in the amount of the difference between the reacquisition price and the net carrying amount of the notes, net of the proportionate amount of unamortized debt issuance costs. The net loss on the extinguishment of Prospect Capital InterNotes® in the three months ended December 31, 2015 was $48.
Share Repurchase Program
On August 24, 2011, our Board of Directors approved a share repurchase plan (the “Repurchase Program”) under which we may repurchase up to $100,000 of our common stock at prices below our net asset value per share. Prior to any repurchase, we are required to notify shareholders of our intention to purchase our common stock. We delivered a notice with our annual proxy mailing on September 23, 2015 and our most recent notice was delivered with a shareholder letter mailing on February 2, 2016. This notice lasts for six months after notice is given. During the three months ended December 31, 2015, we repurchased 350,000 shares of our common stock pursuant to our Repurchase Program for $2,610, or approximately $7.46 weighted average price per share at an approximately 27% discount to net asset value as of September 30, 2015. Cumulative with the preceding quarter, our net asset value per share was increased by approximately $0.03 as a result of the share repurchases.
Equity Issuances
On October 22, 2015, November 19, 2015 and December 24, 2015, we issued 189,172, 182,331 and 167,727 shares of our common stock in connection with the dividend reinvestment plan, respectively.
Affiliate Share Purchases
During the three months ended December 31, 2015, Prospect Capital officers conducted material transactions and purchased 7,552,784 shares of our stock, or 2% of total outstanding shares, both through the open market and shares issued in connection with our dividend reinvestment plan.
“Spin-Offs” of Certain Business Strategies
We previously announced that we intend to unlock value by “spinning off” certain “pure play” business strategies to our shareholders. We desire through these transactions to (i) transform some of the business strategies we have successfully grown and developed inside Prospect into pure play public companies with the potential for increased earnings multiples, (ii) allow for continued revenue and earnings growth through more flexible non-BDC formats (which are expected to benefit from not having one or more of the (a) 30% basket, (b) leverage, and (c) control basket constraining BDCs, and (iii) free up our 30% basket and leverage capacity for new originations at Prospect. The business strategies we intend to enable our shareholders to participate in on a “pure play” basis have grown faster than our overall growth rate in the past few years, with outlets in less constricting structures required to continue this strong growth. We anticipate these non-BDC companies will have tax efficient structures.
We initially intend to focus our “spin-off” efforts on the launch of up to three separate companies owning portions of our (i) consumer online lending business, (ii) real estate business and (iii) structured credit business. We are seeking to divest these businesses in conjunction with rights offering capital raises in which existing Prospect shareholders could elect to participate in each offering or sell their rights. The goals of these “spin-offs” include leverage and earnings neutrality for Prospect. Our primary objective is to maximize the valuation of each offering (declining to proceed with any offering if we find any valuation not to be attractive).

The sizes and likelihood of these dispositions, some of which are expected to be partial rather than complete spin-offs, remain to be determined, but we currently expect the collective size of these three dispositions to be 10% or less of our asset base. We seek to complete these “spin-offs” in calendar year 2016 in a sequential fashion. The consummation of any of the spin-offs depends upon, among other things: market conditions, regulatory and exchange listing approval, and sufficient investor demand, and there can be no guarantee that we will consummate any of these spin-offs.
On March 11, 2015, Prospect Yield Corporation, LLC (“Prospect Yield”), our wholly-owned subsidiary, filed a registration statement with the SEC in connection with our rights offering disposition of a portion of our structured credit business, and Prospect Yield filed an amendment on April 17, 2015. We are a selling stockholder under the registration statement. If favorable market conditions exist, we will seek but cannot guarantee consummation of this disposition, which is subject to regulatory review.
On May 6, 2015, Prospect Finance Company, LLC (“Prospect Finance”), our indirect wholly-owned subsidiary, filed a confidential registration statement with the SEC in connection with our rights offering disposition of our online consumer lending business, and Prospect Finance filed confidential amendments on June 16, July 20 and August 12, 2015. We are a selling stockholder under the registration statement. If favorable market conditions exist, we will seek but cannot guarantee consummation of this disposition, which is subject to regulatory review.
On May 6, 2015, Prospect Realty Income Trust Corp. (“Prospect Realty”), our wholly-owned subsidiary, filed a confidential registration statement with the SEC in connection with our rights offering disposition of a portion of our real estate business, and Prospect Realty filed confidential amendments on June 30, July 27 and August 12, 2015. We are a selling stockholder under the registration statement. If favorable market conditions exist, we will seek but cannot guarantee consummation of this disposition, which is subject to regulatory review.
On May 19, 2015, Prospect, Prospect Capital Management, Prospect Yield, Prospect Finance and Prospect Realty filed an application for an exemptive order authorizing a joint transaction that may otherwise be prohibited by Section 57(a)(4) of the
1940 Act in order to complete each of the rights offerings described above and, on October 2, 2015, an amended and restated
application for the exemptive order was filed in response to comments from the SEC. There is no guarantee that the
SEC will grant the relief requested in the exemptive order application.
We expect to continue as a BDC in the future to pursue our multi-line origination strategy (including continuing to invest in the businesses discussed above) as a value-added differentiating factor compared with other BDCs.
Investment Holdings
As of December 31, 2015, we continue to pursue our investment strategy. At December 31, 2015, approximately $6,179,670, or 180.1%, of our net assets are invested in 130 long-term portfolio investments and CLOs.
During the six months ended December 31, 2015, we originated $1,129,935 of new investments, primarily composed of $636,534 of debt and equity financing to non-controlled portfolio investments, $396,781 of debt and equity financing to controlled investments, and $96,620 of subordinated notes in CLOs. Our origination efforts are focused primarily on secured lending to non-control investments to reduce the risk in the portfolio by investing primarily in first lien loans, though we also continue to close select junior debt and equity investments. Our annualized current yield was 12.7%, 13.0% and 13.3% as of June 30, 2015, September 30, 2015 and December 31, 2015, respectively, across all performing interest bearing investments. The increase in our current yield is primarily due to market fluctuations and the resulting decline in our portfolio value. Monetization of equity positions that we hold and loans on non-accrual status are not included in this yield calculation. In many of our portfolio companies we hold equity positions, ranging from minority interests to majority stakes, which we expect over time to contribute to our investment returns. Some of these equity positions include features such as contractual minimum internal rates of returns, preferred distributions, flip structures and other features expected to generate additional investment returns, as well as contractual protections and preferences over junior equity, in addition to the yield and security offered by our cash flow and collateral debt protections.
We are a non-diversified company within the meaning of the 1940 Act. As required by the 1940 Act, we classify our investments by level of control. As defined in the 1940 Act, “Control Investments” are those where there is the ability or power to exercise a controlling influence over the management or policies of a company. Control is generally deemed to exist when a company or individual possesses or has the right to acquire within 60 days or less, a beneficial ownership of 25% or more of the voting securities of an investee company. Under the 1940 Act, “Affiliate Investments” are defined by a lesser degree of influence and are deemed to exist through the possession outright or via the right to acquire within 60 days or less, beneficial ownership of 5% or more of the outstanding voting securities of another person. “Non-Control/Non-Affiliate Investments” are those that are neither Control Investments nor Affiliate Investments.

As of December 31, 2015, we own controlling interests in the following portfolio companies: American Property REIT Corp. (“APRC”); Arctic Energy Services, LLC; CCPI Inc.; CP Energy Services Inc. (“CP Energy”); Credit Central Loan Company, LLC; Echelon Aviation LLC (“Echelon”); Edmentum Ultimate Holdings, LLC; First Tower Finance Company LLC (“First Tower Finance”); Freedom Marine Solutions, LLC; Gulf Coast Machine & Supply Company; Harbortouch Payments, LLC (“Harbortouch”); MITY, Inc.; National Property REIT Corp. (“NPRC”); Nationwide Loan Company LLC (f/k/a Nationwide Acceptance LLC); NMMB, Inc.; R-V Industries, Inc. (“R-V”); United Property REIT Corp. (“UPRC”); Valley Electric Company, Inc. (“Valley Electric”); and Wolf Energy, LLC. We also own an affiliated interest in BNN Holdings Corp.
The following shows the composition of our investment portfolio by level of control as of December 31, 2015 and June 30, 2015:

	December 31, 2015				June 30, 2015
Level of Control	Cost	% of Portfolio	Fair Value	% of Portfolio	Cost	% of Portfolio	Fair Value	% of Portfolio
Control Investments	$2,006,363	31.4%	$2,008,634	32.5%	$1,894,644	28.9%	$1,974,202	29.9%
Affiliate Investments	2,228	0.0%	3,368	0.1%	45,150	0.7%	45,945	0.7%
Non-Control/Non-Affiliate Investments	4,372,819	68.6%	4,167,668	67.4%	4,619,582	70.4%	4,589,411	69.4%
Total Investments	$6,381,410	100.0%	$6,179,670	100.0%	$6,559,376	100.0%	$6,609,558	100.0%
The following shows the composition of our investment portfolio by type of investment as of December 31, 2015 and June 30, 2015:

	December 31, 2015				June 30, 2015
Type of Investment	Cost	% of Portfolio	Fair Value	% of Portfolio	Cost	% of Portfolio	Fair Value	% of Portfolio
Revolving Line of Credit	$6,850	0.1%	$6,850	0.1%	$30,546	0.5%	$30,546	0.5%
Senior Secured Debt	3,319,324	52.0%	3,202,536	51.8%	3,617,111	55.1%	3,533,447	53.5%
Subordinated Secured Debt	1,189,702	18.6%	1,160,610	18.8%	1,234,701	18.8%	1,205,303	18.2%
Subordinated Unsecured Debt	74,208	1.2%	66,370	1.1%	145,644	2.2%	144,271	2.2%
Small Business Loans	32,871	0.5%	32,719	0.5%	50,558	0.8%	50,892	0.8%
CLO Debt	28,939	0.5%	31,600	0.5%	28,613	0.4%	32,398	0.5%
CLO Residual Interest	1,127,707	17.7%	1,049,157	17.0%	1,072,734	16.4%	1,113,023	16.8%
Preferred Stock	139,320	2.2%	81,650	1.3%	41,047	0.6%	4,361	0.1%
Common Stock	292,575	4.6%	301,940	4.9%	181,404	2.8%	164,984	2.5%
Membership Interest	161,088	2.5%	195,012	3.2%	148,192	2.3%	278,537	4.2%
Participating Interest(1)	—	—%	43,416	0.7%	—	—%	42,787	0.6%
Escrow Receivable	7,144	0.1%	6,229	0.1%	7,144	0.1%	5,984	0.1%
Warrants	1,682	0.0%	1,581	0.0%	1,682	0.0%	3,025	0.0%
Total Investments	$6,381,410	100.0%	$6,179,670	100.0%	$6,559,376	100.0%	$6,609,558	100.0%

(1)	Participating Interest includes our participating equity investments, such as net profits interests, net operating income interests, net revenue interests, and overriding royalty interests.

The following shows our investments in interest bearing securities by type of investment as of December 31, 2015 and June 30, 2015:

	December 31, 2015				June 30, 2015
Type of Investment	Cost	% of Portfolio	Fair Value	% of Portfolio	Cost	% of Portfolio	Fair Value	% of Portfolio
First Lien	$3,326,174	57.6%	$3,209,386	57.8%	$3,642,761	58.9%	$3,559,097	58.3%
Second Lien	1,189,702	20.5%	1,160,610	20.9%	1,239,597	20.0%	1,210,199	19.8%
Unsecured	74,208	1.3%	66,370	1.2%	145,644	2.4%	144,271	2.4%
Small Business Loans	32,871	0.6%	32,719	0.6%	50,558	0.8%	50,892	0.8%
CLO Debt	28,939	0.5%	31,600	0.6%	28,613	0.5%	32,398	0.5%
CLO Residual Interest	1,127,707	19.5%	1,049,157	18.9%	1,072,734	17.4%	1,113,023	18.2%
Total Debt Investments	$5,779,601	100.0%	$5,549,842	100.0%	$6,179,907	100.0%	$6,109,880	100.0%
The following shows the composition of our investment portfolio by geographic location as of December 31, 2015 and June 30, 2015:

	December 31, 2015				June 30, 2015
Geographic Location	Cost	% of Portfolio	Fair Value	% of Portfolio	Cost	% of Portfolio	Fair Value	% of Portfolio
Canada	$15,000	0.2%	$9,067	0.1%	$15,000	0.2%	$15,000	0.2%
Cayman Islands	1,156,646	18.1%	1,080,757	17.5%	1,101,347	16.8%	1,145,421	17.3%
France	10,085	0.2%	10,085	0.2%	10,145	0.2%	9,734	0.2%
MidWest US	685,011	10.7%	706,594	11.4%	749,036	11.4%	767,419	11.6%
NorthEast US	1,150,372	18.1%	1,175,824	19.0%	1,085,569	16.6%	1,151,510	17.4%
NorthWest US	42,731	0.7%	42,494	0.7%	—	—%	—	—%
Puerto Rico	40,714	0.6%	40,486	0.7%	40,911	0.6%	37,539	0.6%
SouthEast US	1,527,250	23.9%	1,520,374	24.6%	1,609,956	24.5%	1,661,477	25.1%
SouthWest US	596,521	9.3%	505,725	8.2%	762,454	11.6%	693,138	10.5%
Western US	1,157,080	18.2%	1,088,264	17.6%	1,184,958	18.1%	1,128,320	17.1%
Total Investments	$6,381,410	100.0%	$6,179,670	100.0%	$6,559,376	100.0%	$6,609,558	100.0%

The following shows the composition of our investment portfolio by industry as of December 31, 2015 and June 30, 2015:

	December 31, 2015				June 30, 2015
Industry	Cost	% of Portfolio	Fair Value	% of Portfolio	Cost	% of Portfolio	Fair Value	% of Portfolio
Aerospace & Defense	$70,800	1.1%	$76,373	1.2%	$70,860	1.1%	$78,675	1.2%
Business Services	531,480	8.3%	567,503	9.2%	646,021	9.8%	711,541	10.8%
Chemicals	4,965	0.1%	4,672	0.1%	4,963	0.1%	5,000	0.1%
Commercial Services	245,487	3.9%	236,000	3.8%	245,913	3.8%	241,620	3.6%
Construction & Engineering	59,885	0.9%	38,578	0.6%	58,837	0.9%	30,497	0.4%
Consumer Finance	436,221	6.8%	470,293	7.6%	426,697	6.5%	486,977	7.4%
Consumer Services	186,433	2.9%	188,669	3.1%	190,037	2.9%	190,216	2.9%
Diversified Financial Services	117,892	1.9%	117,066	1.9%	120,327	1.8%	119,919	1.8%
Durable Consumer Products	450,847	7.1%	423,207	6.8%	439,172	6.7%	422,033	6.4%
Food Products	262,726	4.1%	259,099	4.2%	282,185	4.3%	281,365	4.3%
Healthcare	290,700	4.6%	292,812	4.7%	435,893	6.6%	434,446	6.6%
Hotels, Restaurants & Leisure	140,066	2.2%	140,196	2.3%	177,748	2.7%	177,926	2.7%
Machinery	361	0.0%	549	0.0%	376	0.0%	563	0.0%
Manufacturing	217,271	3.4%	179,924	2.9%	163,380	2.5%	126,921	1.9%
Media	331,411	5.2%	320,275	5.2%	361,825	5.5%	350,365	5.3%
Metal Services & Minerals	9,925	0.2%	7,725	0.1%	25,670	0.4%	23,745	0.4%
Oil and Gas Production	8,460	0.1%	6,333	0.1%	3,000	0.0%	22	0.0%
Oil and Gas Services	286,043	4.5%	202,047	3.3%	289,803	4.4%	246,817	3.7%
Online Lending	302,360	4.6%	302,208	4.9%	213,143	3.2%	213,477	3.2%
Personal & Nondurable Consumer Products	215,059	3.4%	188,596	3.1%	213,796	3.4%	193,046	2.8%
Pharmaceuticals	73,576	1.2%	73,557	1.2%	74,951	1.1%	74,588	1.1%
Property Management	5,880	0.1%	3,970	0.1%	5,880	0.1%	3,814	0.1%
Real Estate	465,931	7.3%	502,102	8.1%	462,895	7.1%	512,245	7.8%
Retail	—	—%	—	—%	63	0.0%	260	0.0%
Software & Computer Services	155,794	2.4%	155,383	2.5%	217,429	3.3%	217,472	3.3%
Telecommunication Services	4,574	0.1%	4,478	0.1%	4,573	0.1%	4,595	0.1%
Textiles, Apparel & Luxury Goods	280,957	4.4%	280,957	4.5%	252,200	3.8%	252,200	3.8%
Transportation	69,660	1.1%	56,341	0.9%	70,392	1.1%	63,792	1.0%
Subtotal	$5,224,764	81.9%	$5,098,913	82.5%	$5,458,029	83.2%	$5,464,137	82.7%
Structured Finance(1)	1,156,646	18.1%	1,080,757	17.5%	1,101,347	16.8%	1,145,421	17.3%
Total Investments	$6,381,410	100.0%	$6,179,670	100.0%	$6,559,376	100.0%	$6,609,558	100.0%

(1)	Our CLO investments do not have industry concentrations and as such have been separated in the table above.

Portfolio Investment Activity
During the six months ended December 31, 2015, we acquired $352,479 of new investments, completed follow-on investments in existing portfolio companies totaling approximately $769,916, funded $3,400 of revolver advances, and recorded PIK interest of $4,140, resulting in gross investment originations of $1,129,935. The more significant of these transactions are briefly described below.
On July 1, 2015, we provided $31,000 of first lien senior secured financing to Intelius, Inc. (“Intelius”), an online information commerce company, of which $30,200 was funded at closing. On August 11, 2015, we made a $13,500 follow-on first lien senior secured debt investment in Intelius, of which $13,000 was funded at closing, to support an acquisition. The $21,500 Term Loan A note bears interest at the greater of 6.5% or Libor plus 5.5% and has a final maturity of July 1, 2020. The $21,500 Term Loan B note bears interest at the greater of 12.5% or Libor plus 11.5% and has a final maturity of July 1, 2020. The $1,500 senior secured revolver, which was not funded at closing, bears interest at 9.5% or Libor plus 8.5% and has a final maturity of July 1, 2016.
On July 23, 2015, we made an investment of $37,969 to purchase 80.73% of the subordinated notes issued by Halcyon Loan Advisors Funding 2015-3 Ltd. in a co-investment transaction with Priority Income Fund, Inc., a closed-end fund managed by an affiliate of Prospect Capital Management L.P.
On August 6, 2015, we provided $92,500 of first lien senior secured debt to support the refinancing of Crosman Corporation. Concurrent with the refinancing, we received repayment of the $40,000 second lien term loan previously outstanding. The $52,500 Term Loan A note bears interest at the greater of 9.0% or Libor plus 8.7% and interest payment in kind of 4.0%, and has a final maturity of August 5, 2020. The $40,000 Term Loan B note bears interest at the greater of 16.0% or Libor plus 15.7% and interest payment in kind of 4.0%, and has a final maturity of August 5, 2020.
On August 12, 2015, we made an investment of $22,898 to purchase 50.04% of the subordinated notes issued by Octagon Investment Partners XVIII, Ltd.
On August 12, 2015, we sold 780 of our small business whole loans (with a cost of $30,968) purchased from OnDeck to Jefferies Asset Funding LLC for proceeds of $26,619, net of related transaction expenses, and a trust certificate representing a 41.54% interest in the MarketPlace Loan Trust, Series 2015-OD2. We realized a loss of $775 on the sale.
On August 21, 2015, we committed to funding a $16,000 second lien secured investment in Sitel Worldwide Corporation, a provider of customer care outsourcing services. The second lien term loan bears interest at the greater of 10.5% or Libor plus 9.5% and has a final maturity of September 18, 2022.
On September 16, 2015, we made an investment of $26,773 to purchase 75.09% of the subordinated notes issued by Apidos CLO XXII in a co-investment transaction with Priority Income Fund, Inc., a closed-end fund managed by an affiliate of Prospect Capital Management L.P.
On October 2, 2015, we provided $17,500 of first lien senior secured debt to Easy Gardener Products, Inc., a designer, marketer, and manufacturer of branded lawn and garden products. The first lien term loan bears interest at Libor plus 10.0% and has a final maturity of September 30, 2020.
On October 16, 2015, we made a $37,000 second lien secured debt investment in Universal Fiber Systems, LLC, a manufacturer of custom and specialty fiber products used in high performance applications. The second lien term loan bears interest at the greater of 10.5% or Libor plus 9.5% and has a final maturity of October 2, 2022.
On November 2, 2015, we provided $50,000 of first lien senior secured debt to Coverall North America, Inc., a leading franchiser of commercial cleaning businesses. We invested $25,000 in Term Loan A and $25,000 in Term Loan B Notes. Term Loan A bears interest at the greater of 7.0% or Libor plus 6.0% and has a final maturity of November 2, 2020. Term Loan B bears interest at the greater of 12.0% or Libor plus 11.0% and has a final maturity of November 2, 2020. As part of the recapitalization, we received repayment of the $49,600 loan outstanding.
On November 6, 2015, we made a $20,000 second lien secured debt investment in SCS Merger Sub, Inc., a value-added reseller of data center-focused hardware, software and related services. The second lien term loan bears interest at the greater of 10.5% or Libor plus 9.5% and has a final maturity of October 30, 2023.

On November 9, 2015 and December 28, 2015, we made a combined $30,100 million follow-on first lien senior secured debt investment in System One Holdings, LLC, to support an acquisition. The first lien term loan bears interest at the greater of 11.25% or Libor plus 10.5% and has a final maturity of November 17, 2020.
On December 3, 2015, we provided $245,900 of first lien senior secured debt to Broder Bros., Co., a leading distributor of imprintable sportswear and accessories in the United States. We invested $122,950 in Term Loan A and $122,950 in Term Loan B Notes. Term Loan A bears interest at the greater of 7.0% or Libor plus 5.75% and has a final maturity of June 3, 2021. Term Loan B bears interest at the greater of 13.50% or Libor plus 12.25% and has a final maturity of June 3, 2021. As part of the recapitalization, we sold $5,000 and received a repayment of $246,075 of the previous loan outstanding. We realized no gain or loss on the sale.
During the six months ended December 31, 2015, we made 22 follow-on investments in NPRC totaling $178,758 to support the online consumer lending initiative. We invested $31,394 of equity through NPH Property Holdings, LLC and $147,364 of debt directly to NPRC and its wholly-owned subsidiaries. We also provided $10,694 of equity financing to NPRC, $9,000 of which was for the acquisition of Orchard Village Apartments, a multi-family property located in Aurora, Illinois, and $1,694 to fund capital expenditures for existing properties.
During the six months ended December 31, 2015, we provided $2,268 of equity financing to APRC, and $4,484 debt and and $994 of equity financing to UPRC to fund capital expenditures for existing properties.
During the six months ended December 31, 2015, our wholly-owned subsidiary PSBL purchased $51,423 of small business whole loans from OnDeck.
During the six months ended December 31, 2015, we received full repayments on twelve investments, sold two investments, and received several partial prepayments and amortization payments totaling $1,259,821, net of realized losses totaling $7,453. The more significant of these transactions are briefly described below.
On July 8, 2015, we sold 27.45% of the outstanding principal balance of the senior secured Term Loan A investment in InterDent, Inc. for $34,415. We realized no gain or loss on the sale.
On July 24, 2015, TB Corp. repaid the $23,628 loan receivable to us.
On August 7, 2015, Ryan, LLC repaid the $72,701 loan receivable to us.
On September 1, 2015, BNN Holdings Corp. repaid the $42,922 loans receivable to us.
On September 16, 2015, GTP Operations, LLC repaid the $116,411 loan receivable to us.
On September 22, 2015, we sold 19.4% of the outstanding principal balance of the senior secured Term Loan A investment in Instant Web, LLC for $29,447. We realized no gain or loss on the sale.
On September 25, 2015, we sold an additional 8.39% of the total outstanding principal balance of the senior secured Term Loan A investment in InterDent, Inc. for $10,516. We realized no gain or loss on the sale.
On September 25, 2015, Therakos, Inc. repaid the $13,000 loan receivable to us.
On September 30, 2015, we restructured our investment in Arctic Energy. Concurrent with the restructuring, we exchanged our $31,640 senior secured loan and our $20,230 subordinated loan for Class D and Class E equity in Arctic Energy.
On October 9, 2015, BAART Programs, Inc. repaid the $42,866 loans receivable to us.
On October 21, 2015, Aderant North American, Inc. repaid the $7,000 loan receivable to us.
On November 16, 2015 and November 25, 2015, we sold our $14,755 debt investment in American Gilsonite Company. We realized a loss of $4,127 on the sale.
On November 30, 2015, Tolt Solutions, Inc. repaid the $96,382 loan receivable to us.
On December 23, 2015, Stauber Performance Ingredients, Inc. repaid the $16,811 loan receivable to us.

On October 30, 2015, we restructured our investment in CP Energy Services Inc. (“CP Energy”). Concurrent with the restructuring, we exchanged our $86,965 senior secured loan and $15,924 subordinated loan for Series B Redeemable Preferred Stock in CP Energy.
On October 30, 2015, we restructured our investment in Freedom Marine Solutions, LLC (“Freedom Marine”). Concurrent with the restructuring, we exchanged our $32,500 senior secured loans for additional membership interest in Freedom Marine.
During the six months ended December 31, 2015, we received partial repayments of $72,379 of our loans previously outstanding and $7,140 as a return of capital on our equity investment in NPRC.
During the six months ended December 31, 2015, we received a partial repayment of $9,000 of our loan previously outstanding with APRC and recorded $11,016 of dividend income from APRC in connection with the sale of its Vista Palma Sola property.
The following table provides a summary of our investment activity for each quarter within the three years ending June 30, 2016:

Quarter Ended	Acquisitions(1)	Dispositions(2)
September 30, 2014	887,205	863,144
December 31, 2014	522,705	224,076
March 31, 2015	219,111	108,124
June 30, 2015	459,967	437,729

September 30, 2015	437,613	528,789
December 31, 2015	692,322	731,032

(1)	Includes investments in new portfolio companies, follow-on investments in existing portfolio companies, refinancings and PIK interest.

(2)	Includes sales, scheduled principal payments, prepayments and refinancings.
Investment Valuation
In determining the fair value of our portfolio investments at December 31, 2015, the Audit Committee considered valuations from the independent valuation firms. In determining the range of value for debt instruments except CLOs and debt investments in controlled portfolio companies, management and the independent valuation firms generally estimate corporate and security credit ratings and identify corresponding yields to maturity for each loan from relevant market data. A discounted cash flow analysis was then prepared using the appropriate yield to maturity as the discount rate, to determine range of value. For non-traded equity investments, the enterprise value was determined by applying EBITDA multiples or book value multiples for similar guideline public companies and/or similar recent investment transactions. For stressed equity investments, a liquidation analysis was prepared.
In determining the range of value for our investments in CLOs, management and the independent valuation firm used a discounted cash flow model. The valuations were accomplished through the analysis of the CLO deal structures to identify the risk exposures from the modeling point of view as well as to determine an appropriate call date. For each CLO security, the most appropriate valuation approach was chosen from alternative approaches to ensure the most accurate valuation for such security. A waterfall engine is used to store the collateral data, generate collateral cash flows from the assets based on various assumptions for the risk factors, and distribute the cash flows to the liability structure based on the payment priorities, and discount them back using proper discount rates to anticipated maturity and call dates.
The Board of Directors looked at several factors in determining where within the range to value the asset including: recent operating and financial trends for the asset, independent ratings obtained from third parties, comparable multiples for recent sales of companies within the industry and discounted cash flow models for our investments in CLOs. The composite of all these analyses, applied to each investment, was a total valuation of $6,179,670.
Our portfolio companies are generally lower middle market companies, outside of the financial sector, with less than $150,000 of annual EBITDA. We believe our market has experienced less volatility than others because we believe there are more buy and hold investors who own these less liquid investments.

Control investments offer increased risk and reward over straight debt investments. Operating results and changes in market multiples can result in dramatic changes in values from quarter to quarter. Significant downturns in operations can further result in our looking to recoveries on sales of assets rather than the enterprise value of the investment. Transactions between our controlled investments and us have been detailed in Note 14 to the accompanying consolidated financial statements. Several control investments in our portfolio are under enhanced scrutiny by our senior management and our Board of Directors and are discussed below.
American Property REIT Corp.
APRC is a Maryland corporation and a qualified REIT for federal income tax purposes. APRC was formed to hold for investment, operate, finance, lease, manage, and sell a portfolio of real estate assets and engage in any and all other activities as may be necessary, incidental or convenient to carry out the foregoing. APRC acquires real estate assets, including, but not limited to, industrial, commercial, and multi-family properties. APRC may acquire real estate assets directly or through joint ventures by making a majority equity investment in a property-owning entity. As of December 31, 2015, we own 100% of the fully-diluted common equity of APRC.
During the six months ended December 31, 2015, we provided $2,268 of equity financing to APRC to fund capital expenditures for existing properties.
As of December 31, 2015, APRC’s real estate portfolio was comprised of eleven multi-family properties and one commercial property. The following table shows the location, acquisition date, purchase price, and mortgage outstanding due to other parties for each of the properties held by APRC as of December 31, 2015. In addition, during the six months ended December 31, 2015, we received a partial repayment of $9,000 of our loan previously outstanding and recorded $11,016 of dividend income in connection with the sale of Vista Palma Sola (“Vista”) property.

No.	Property Name	City	Acquisition Date	Purchase Price	Mortgage Outstanding
1	1557 Terrell Mill Road, LLC	Marietta, GA	12/28/2012	$23,500	$15,032
2	Lofton Place, LLC	Tampa, FL	4/30/2013	26,000	16,965
3	Arlington Park Marietta, LLC	Marietta, GA	5/8/2013	14,850	9,650
4	Cordova Regency, LLC	Pensacola, FL	11/15/2013	13,750	9,026
5	Crestview at Oakleigh, LLC	Pensacola, FL	11/15/2013	17,500	11,488
6	Inverness Lakes, LLC	Mobile, AL	11/15/2013	29,600	19,400
7	Kings Mill Pensacola, LLC	Pensacola, FL	11/15/2013	20,750	13,622
8	Plantations at Pine Lake, LLC	Tallahassee, FL	11/15/2013	18,000	11,817
9	Verandas at Rocky Ridge, LLC	Birmingham, AL	11/15/2013	15,600	10,205
10	Plantations at Hillcrest, LLC	Mobile, AL	1/17/2014	6,930	4,927
11	Crestview at Cordova, LLC	Pensacola, FL	1/17/2014	8,500	4,905
12	Taco Bell, OK	Yukon, OK	6/4/2014	1,719	—
				$196,699	$127,037
Due to the sale of APRC’s Vista property and the related dividend distribution, partially offset by an increase in net operating income and resulting property values, the Board of Directors set fair value of our investment in APRC at $111,314 as of December 31, 2015, a premium of $17,296 to its amortized cost, compared to a premium of $18,064 to its amortized cost recorded at June 30, 2015.

First Tower Finance Company LLC
We own 80.1% of First Tower Finance Company LLC (“First Tower Finance”), which owns 100% of First Tower, LLC (“First Tower”), the operating company. First Tower is a multiline specialty finance company based in Flowood, Mississippi with over 170 branch offices.
On June 15, 2012, we acquired 80.1% of First Tower businesses for $110,200 in cash and 14,518,207 unregistered shares of our common stock. Based on our share price of $11.06 at the time of issuance, we acquired our 80.1% interest in First Tower for approximately $270,771. The assets of First Tower acquired include, among other things, the subsidiaries owned by First Tower, which hold finance receivables, leaseholds, and tangible property associated with First Tower’s businesses. As part of the transaction, we received $4,038 in structuring fee income from First Tower. On October 18, 2012, we funded an additional $20,000 of senior secured debt to support seasonally high demand during the holiday season. On December 30, 2013, we funded an additional $10,000 to again support seasonal demand and received $8,000 of structuring fees related to the renegotiation and expansion of First Tower’s revolver with a third party which was recognized as other income. As of December 31, 2015, First Tower had $459,752 of finance receivables net of unearned charges. As of December 31, 2015, First Tower’s total debt outstanding to parties senior to us was $317,625.
Due to increased regulatory scrutiny and a corresponding decrease in public comparable multiples, the Board of Directors slightly decreased the fair value of our investment in First Tower Finance to $358,071 as of December 31, 2015, a premium of $32,346 to its amortized cost, compared to the $47,899 unrealized appreciation recorded at June 30, 2015.
Harbortouch Payments, LLC
Harbortouch is a merchant processor headquartered in Allentown, Pennsylvania. The company offers a range of payment processing equipment and services that facilitate the exchange of goods and services provided by small to medium-sized merchants located in the United States for payments made by credit, debit, prepaid, electronic gift, and loyalty cards. Harbortouch provides point-of-sale equipment free of cost to merchants and then manages the process whereby transaction information is sent to a consumer’s bank from the point-of-sale (front-end processing), and then funds are transferred from the consumer’s account to the merchant’s account (back-end processing).
On March 31, 2014, we acquired a controlling interest in Harbortouch for $147,898 in cash and 2,306,294 unregistered shares of our common stock. We recorded $130,796 of senior secured term debt, $123,000 of subordinated term debt and $24,898 of equity at closing. As part of the transaction, we received $7,536 of structuring fee income from Harbortouch. On April 1, 2014, we restructured our investment in Harbortouch and $14,226 of equity was converted into additional debt investment. On September 30, 2014, we made a $26,431 follow-on investment in Harbortouch to support an acquisition. As part of the transaction, we received $529 of structuring fee income and $50 of amendment fee income from Harbortouch which was recorded as other income. On December 19, 2014, we made an additional $1,292 equity investment in Harbortouch Class C voting units. As of December 31, 2015, we own 100% of the Class C voting units of Harbortouch, which provide for a 53.5% residual profits allocation.
Due to market developments, the Board of Directors decreased the fair value of our investment in Harbortouch to $343,787 as of December 31, 2015, a premium of $40,933 to its amortized cost, compared to the $71,477 unrealized appreciation recorded at June 30, 2015.
National Property REIT Corp.
NPRC is a Maryland corporation and a qualified REIT for federal income tax purposes. NPRC was formed to hold for investment, operate, finance, lease, manage, and sell a portfolio of real estate assets and engage in any and all other activities as may be necessary, incidental or convenient to carry out the foregoing. NPRC acquires real estate assets, including, but not limited to, industrial, commercial, and multi-family properties. NPRC may acquire real estate assets directly or through joint ventures by making a majority equity investment in a property-owning entity. Additionally, through its wholly-owned subsidiaries, NPRC invests in online consumer loans. As of December 31, 2015, we own 100% of the fully-diluted common equity of NPRC.
During the six months ended December 31, 2015 we made 22 follow-on investments in NPRC totaling $178,758 to support the online consumer lending initiative. We invested $31,394 of equity through NPH Property Holdings, LLC and $134,449 of debt to ACL Loan Holdings, Inc., a wholly-owned subsidiary of NPRC, with the remaining $12,915 of debt directly to NPRC and its wholly-owned subsidiaries. In addition, during this period, we received a partial repayment of $69,698 NPRC loan previously outstanding.

The online consumer loan investments held by certain of NPRC’s wholly-owned subsidiaries are unsecured obligations of individual borrowers that are issued in amounts ranging from $1 to $50, with fixed terms ranging from 12 to 85 months. As of December 31, 2015, the investment in online consumer loans by certain of NPRC’s wholly-owned subsidiaries was comprised of 72,132 individual loans and had an aggregate fair value of $611,375. The average outstanding individual loan balance is approximately $9 and the loans mature on dates ranging from October 31, 2016 to January 29, 2023 with an average outstanding term of 37 months as of December 31, 2015. Fixed interest rates range from 4.0% to 36.0% with a weighted-average current interest rate of 20.4%.
During the six months ended December 31, 2015, we provided $10,694 of equity financing to NPRC to fund capital expenditures for existing properties.
As of December 31, 2015, NPRC’s real estate portfolio was comprised of 12 multi-family properties, 12 self-storage properties, and one commercial property. The following table shows the location, acquisition date, purchase price, and mortgage outstanding due to other parties for each of the properties held by NPRC as of December 31, 2015.

No.	Property Name	City	Acquisition Date	Purchase Price	Mortgage Outstanding
1	146 Forest Parkway, LLC	Forest Park, GA	10/24/2012	$7,400	$—
2	5100 Live Oaks Blvd, LLC	Tampa, FL	1/17/2013	63,400	39,600
3	NPRC Carroll Resort, LLC	Pembroke Pines, FL	6/24/2013	225,000	157,500
4	APH Carroll 41, LLC	Marietta, GA	11/1/2013	30,600	32,940
5	Matthews Reserve II, LLC	Matthews, NC	11/19/2013	22,063	17,571
6	City West Apartments II, LLC	Orlando, FL	11/19/2013	23,562	18,533
7	Vinings Corner II, LLC	Smyrna, GA	11/19/2013	35,691	26,640
8	Uptown Park Apartments II, LLC	Altamonte Springs, FL	11/19/2013	36,590	27,471
9	Mission Gate II, LLC	Plano, TX	11/19/2013	47,621	36,148
10	St. Marin Apartments II, LLC	Coppell, TX	11/19/2013	73,078	53,863
11	APH Carroll Bartram Park, LLC	Jacksonville, FL	12/31/2013	38,000	28,321
12	APH Carroll Atlantic Beach, LLC	Atlantic Beach, FL	1/31/2014	13,025	8,842
13	23 Mile Road Self Storage, LLC	Chesterfield, MI	8/19/2014	5,804	4,350
14	36th Street Self Storage, LLC	Wyoming, MI	8/19/2014	4,800	3,600
15	Ball Avenue Self Storage, LLC	Grand Rapids, MI	8/19/2014	7,281	5,460
16	Ford Road Self Storage, LLC	Westland, MI	8/29/2014	4,642	3,480
17	Ann Arbor Kalamazoo Self Storage, LLC	Ann Arbor, MI	8/29/2014	4,458	3,345
18	Ann Arbor Kalamazoo Self Storage, LLC	Scio, MI	8/29/2014	8,927	6,695
19	Ann Arbor Kalamazoo Self Storage, LLC	Kalamazoo, MI	8/29/2014	2,363	1,775
20	Jolly Road Self Storage, LLC	Okemos, MI	1/16/2015	7,492	5,620
21	Eaton Rapids Road Self Storage, LLC	Lansing West, MI	1/16/2015	1,741	1,305
22	Haggerty Road Self Storage, LLC	Novi, MI	1/16/2015	6,700	5,025
23	Waldon Road Self Storage, LLC	Lake Orion, MI	1/16/2015	6,965	5,225
24	Tyler Road Self Storage, LLC	Ypsilanti, MI	1/16/2015	3,507	2,630
25	SSIL I, LLC	Aurora, IL	11/5/2015	34,500	26,450
				$715,210	$522,389
Due to an increase in the observed market cap rate for certain properties and an increase in the market yield for the online consumer loans, the Board of Directors marked down the fair value of our investment in NPRC to $567,875 as of December 31, 2015, a premium of $7,579 to its amortized cost, compared to a recorded premium of $22,229 to its amortized cost at June 30, 2015.

United Property REIT Corp.
UPRC is a Delaware limited liability company and a qualified REIT for federal income tax purposes. UPRC was formed to hold for investment, operate, finance, lease, manage, and sell a portfolio of real estate assets and engage in any and all other activities as may be necessary, incidental or convenient to carry out the foregoing. UPRC acquires real estate assets, including, but not limited to, industrial, commercial, and multi-family properties. UPRC may acquire real estate assets directly or through joint ventures by making a majority equity investment in a property-owning entity. As of December 31, 2015, we own 100% of the fully-diluted common equity of UPRC.
During the six months ended December 31, 2015, we provided $4,484 and $994 of debt and equity financing, respectively, to UPRC to fund capital expenditures for existing properties.
As of December 31, 2015, UPRC’s real estate portfolio was comprised of 15 multi-families properties and one commercial property. The following table shows the location, acquisition date, purchase price, and mortgage outstanding due to other parties for each of the properties held by UPRC as of December 31, 2015.

No.	Property Name	City	Acquisition Date	Purchase Price	Mortgage Outstanding
1	Atlanta Eastwood Village LLC	Stockbridge, GA	12/12/2013	$25,957	$19,785
2	Atlanta Monterey Village LLC	Jonesboro, GA	12/12/2013	11,501	9,193
3	Atlanta Hidden Creek LLC	Morrow, GA	12/12/2013	5,098	3,619
4	Atlanta Meadow Springs LLC	College Park, GA	12/12/2013	13,116	10,180
5	Atlanta Meadow View LLC	College Park, GA	12/12/2013	14,354	11,141
6	Atlanta Peachtree Landing LLC	Fairburn, GA	12/12/2013	17,224	13,575
7	Taco Bell, MO	Marshall, MO	6/4/2014	1,405	—
8	Canterbury Green Apartments Holdings LLC	Fort Wayne, IN	9/29/2014	85,500	65,825
9	Abbie Lakes OH Partners, LLC	Canal Winchester, OH	9/30/2014	12,600	10,440
10	Kengary Way OH Partners, LLC	Reynoldsburg, OH	9/30/2014	11,500	11,000
11	Lakeview Trail OH Partners, LLC	Canal Winchester, OH	9/30/2014	26,500	20,142
12	Lakepoint OH Partners, LLC	Pickerington, OH	9/30/2014	11,000	10,080
13	Sunbury OH Partners, LLC	Columbus, OH	9/30/2014	13,000	10,480
14	Heatherbridge OH Partners, LLC	Blacklick, OH	9/30/2014	18,416	15,480
15	Jefferson Chase OH Partners, LLC	Blacklick, OH	9/30/2014	13,551	12,240
16	Goldenstrand OH Partners, LLC	Hilliard, OH	10/29/2014	7,810	8,040
				$288,532	$231,220
Due to an increase in same property values driven by an increase in net operating income for the properties, the Board of Directors increased the fair value of our investment in UPRC to $92,402 as of December 31, 2015, a premium of $11,296 to its amortized cost, compared to a recorded premium of $9,057 to its amortized cost at June 30, 2015.
Valley Electric Company, Inc.
We own 94.99% of Valley Electric as of December 31, 2015. Valley Electric owns 100% of the equity of VE Company, Inc., which owns 100% of the equity of Valley Electric Co. of Mt. Vernon, Inc. (“Valley”). Valley is a leading provider of specialty electrical services in the state of Washington and is among the top 50 electrical contractors in the U.S. The company, with its headquarters in Everett, Washington, offers a comprehensive array of contracting services, primarily for commercial, industrial, and transportation infrastructure applications, including new installation, engineering and design, design-build, traffic lighting and signalization, low to medium voltage power distribution, construction management, energy management and control systems, 24-hour electrical maintenance and testing, as well as special projects and tenant improvement services. Valley was founded in 1982 by the Ward family, who held the company until the end of 2012.
On December 31, 2012, we acquired 96.3% of the outstanding shares of Valley. We funded the recapitalization of Valley with $42,572 of debt and $9,526 of equity financing. Through the recapitalization, we acquired a controlling interest in Valley for $7,449 in cash and 4,141,547 unregistered shares of our common stock. On June 24, 2014, Prospect and management of Valley formed Valley Electric and contributed their shares of Valley stock to Valley Electric. Valley management made an additional equity investment in Valley Electric, reducing our ownership to 94.99%.

Due to improved operating results, the Board of Directors increased the fair value of our investment in Valley Electric to $38,578 as of December 31, 2015, a discount of $21,307 from its amortized cost, compared to the $28,340 unrealized depreciation recorded at June 30, 2015.
Equity positions in the portfolio are susceptible to potentially significant changes in value, both increases as well as decreases, due to changes in operating results. Several of our controlled companies experienced such volatility and we recorded corresponding fluctuations in valuations during the six months ended December 31, 2015. See above for discussions regarding the fluctuations in APRC, First Tower, Harbortouch, NPRC, UPRC and Valley Electric. During the six months ended December 31, 2015, the value of our investment in Arctic Energy decreased by $7,540 as a result of declining operations. During the six months ended December 31, 2015, the value of our investment in CP Energy decreased by $12,689 as a result of depressed earnings resulting from softness of the energy markets; Echelon decreased by $2,653 due to an early lease termination for one aircraft; and R-V decreased by $5,381 due to lower sales profitability. In total, 12 of the controlled investments are valued at the original investment amounts or higher, and seven of the controlled investments have been valued at discounts to the original investment. Overall, at December 31, 2015, control investments are valued at $2,004 above their amortized cost.
We hold one affiliate investment at December 31, 2015. Our affiliate portfolio company did not experience a significant change in valuation during the six months ended December 31, 2015.
With the non-control/non-affiliate investments, generally, there is less volatility related to our total investments because our equity positions tend to be smaller than with our control/affiliate investments, and debt investments are generally not as susceptible to large swings in value as equity investments. For debt investments, the fair value is generally limited on the high side to each loan’s par value, plus any prepayment premium that could be imposed. Many of the debt investments in this category have not experienced a significant change in value, as they were previously valued at or near par value. Non-control/non-affiliate investments did not experience significant changes and are generally performing as expected or better than expected. During the six months ended December 31, 2015, the value of our CLO investments decreased by $118,839 due to non-credit related changes in the capital markets impacting the underlying collateral and increasing our discount rate by 305 basis points. Overall, at December 31, 2015, non-control/non-affiliate investments are valued $205,151 below their amortized cost.
Capitalization
Our investment activities are capital intensive and the availability and cost of capital is a critical component of our business. We capitalize our business with a combination of debt and equity. Our debt as of December 31, 2015 consists of: a Revolving Credit Facility availing us of the ability to borrow debt subject to borrowing base determinations; Convertible Notes which we issued in February 2011, April 2012, August 2012, December 2012 and April 2014; Public Notes which we issued in March 2013, April 2014 and December 2015; and Prospect Capital InterNotes® which we issue from time to time. Our equity capital is comprised entirely of common equity.
The following table shows the maximum draw amounts and outstanding borrowings of our Revolving Credit Facility, Convertible Notes, Public Notes and Prospect Capital InterNotes® as of December 31, 2015 and June 30, 2015.

	December 31, 2015		June 30, 2015
	Maximum Draw Amount	Amount Outstanding	Maximum Draw Amount	Amount Outstanding
Revolving Credit Facility	$885,000	$58,000	$885,000	$368,700
Convertible Notes	1,089,500	1,089,500	1,239,500	1,239,500
Public Notes	708,191	708,191	548,094	548,094
Prospect Capital InterNotes®	894,125	894,125	827,442	827,442
Total	$3,576,816	$2,749,816	$3,500,036	$2,983,736

The following table shows the contractual maturities of our Revolving Credit Facility, Convertible Notes, Public Notes and Prospect Capital InterNotes® as of December 31, 2015.

	Payments Due by Period
	Total	Less than 1 Year	1 – 3 Years	3 – 5 Years	After 5 Years
Revolving Credit Facility	$58,000	$—	$—	$58,000	$—
Convertible Notes	1,089,500	167,500	330,000	592,000	—
Public Notes	708,191	—		300,000	408,191
Prospect Capital InterNotes®	894,125	5,710	174,233	395,978	318,204
Total Contractual Obligations	$2,749,816	$173,210	$504,233	$1,345,978	$726,395
The following table shows the contractual maturities of our Revolving Credit Facility, Convertible Notes, Public Notes and Prospect Capital InterNotes® as of June 30, 2015.

	Payments Due by Period
	Total	Less than 1 Year	1 – 3 Years	3 – 5 Years	After 5 Years
Revolving Credit Facility	$368,700	$—	$—	$368,700	$—
Convertible Notes	1,239,500	150,000	497,500	592,000	—
Public Notes	548,094	—	—	300,000	248,094
Prospect Capital InterNotes®	827,442	—	54,509	369,938	402,995
Total Contractual Obligations	$2,983,736	$150,000	$552,009	$1,630,638	$651,089
Historically, we have funded a portion of our cash needs through borrowings from banks, issuances of senior securities, including secured, unsecured and convertible debt securities, or issuances of common equity. For flexibility, we maintain a universal shelf registration statement that allows for the public offering and sale of our debt securities, common stock, preferred stock, subscription rights, and warrants and units to purchase such securities in an amount up to $5,000,000 less issuances to date. As of December 31, 2015, we can issue up to $4,828,029 of additional debt and equity securities in the public market under this shelf registration. We may from time to time issue securities pursuant to the shelf registration statement or otherwise pursuant to private offerings. The issuance of debt or equity securities will depend on future market conditions, funding needs and other factors and there can be no assurance that any such issuance will occur or be successful.
Each of our Unsecured Notes (as defined below) are our general, unsecured obligations and rank equal in right of payment with all of our existing and future unsecured indebtedness and will be senior in right of payment to any of our subordinated indebtedness that may be issued in the future. The Unsecured Notes are effectively subordinated to our existing secured indebtedness, such as our credit facility, and future secured indebtedness to the extent of the value of the assets securing such indebtedness and structurally subordinated to any existing and future liabilities and other indebtedness of any of our subsidiaries.
Revolving Credit Facility
On March 27, 2012, we closed on an extended and expanded credit facility with a syndicate of lenders through PCF (the “2012 Facility”). The lenders had extended commitments of $857,500 under the 2012 Facility as of June 30, 2014, which was increased to $877,500 in July 2014. The 2012 Facility included an accordion feature which allowed commitments to be increased up to $1,000,000 in the aggregate. Interest on borrowings under the 2012 Facility was one-month LIBOR plus 275 basis points with no minimum LIBOR floor. Additionally, the lenders charged a fee on the unused portion of the 2012 Facility equal to either 50 basis points if at least half of the credit facility is drawn or 100 basis points otherwise.
On August 29, 2014, we renegotiated the 2012 Facility and closed an expanded five and a half year revolving credit facility (the “2014 Facility” and collectively with the 2012 Facility, the “Revolving Credit Facility”). The lenders have extended commitments of $885,000 under the 2014 Facility as of December 31, 2015. The 2014 Facility includes an accordion feature which allows commitments to be increased up to $1,500,000 in the aggregate. The revolving period of the 2014 Facility extends through March 2019, with an additional one year amortization period (with distributions allowed) after the completion of the revolving period. During such one year amortization period, all principal payments on the pledged assets will be applied to reduce the balance. At the end of the one year amortization period, the remaining balance will become due, if required by the lenders.

The 2014 Facility contains restrictions pertaining to the geographic and industry concentrations of funded loans, maximum size of funded loans, interest rate payment frequency of funded loans, maturity dates of funded loans and minimum equity requirements. The 2014 Facility also contains certain requirements relating to portfolio performance, including required minimum portfolio yield and limitations on delinquencies and charge-offs, violation of which could result in the early termination of the 2014 Facility. The 2014 Facility also requires the maintenance of a minimum liquidity requirement. As of December 31, 2015, we were in compliance with the applicable covenants.
Interest on borrowings under the 2014 Facility is one-month LIBOR plus 225 basis points with no minimum LIBOR floor. Additionally, the lenders charge a fee on the unused portion of the 2014 Facility equal to either 50 basis points if at least 35% of the credit facility is drawn or 100 basis points otherwise. The 2014 Facility requires us to pledge assets as collateral in order to borrow under the credit facility.
As of December 31, 2015 and June 30, 2015, we had $679,803 and $721,800, respectively, available to us for borrowing under the Revolving Credit Facility, of which the amount outstanding was $58,000 and $368,700, respectively. As additional eligible investments are transferred to PCF and pledged under the Revolving Credit Facility, PCF will generate additional availability up to the current commitment amount of $885,000. As of December 31, 2015, the investments, including cash and money market funds, used as collateral for the Revolving Credit Facility had an aggregate fair value of $1,467,668, which represents 23.5% of our total investments, including cash and money market funds. These assets are held and owned by PCF, a bankruptcy remote special purpose entity, and as such, these investments are not available to our general creditors. The release of any assets from PCF requires the approval of the facility agent.
In connection with the origination and amendments of the Revolving Credit Facility, we incurred $12,405 of new fees and $3,539 of fees carried over for continuing participants from the previous facility, which are being amortized over the term of the facility in accordance with ASC 470-50, of which $8,895 remains to be amortized and is included within deferred financing costs on the Consolidated Statement of Assets and Liabilities as of December 31, 2015. During the six months ended December 31, 2014, in accordance with ASC 470-50, we expensed $332 of fees relating to credit providers in the 2012 Facility who did not commit to the 2014 Facility.

During the three months ended December 31, 2015 and December 31, 2014, we recorded $3,544 and $3,247, respectively, of interest costs, unused fees and amortization of financing costs on the Revolving Credit Facility as interest expense. During the six months ended December 31, 2015 and December 31, 2014, we recorded $7,245 and $7,258, respectively, of interest costs, unused fees and amortization of financing costs on the Revolving Credit Facility as interest expense.
Convertible Notes
On December 21, 2010, we issued $150,000 aggregate principal amount of convertible notes that matured on December 15, 2015 (the “2015 Notes”). The 2015 Notes bore interest at a rate of 6.25% per year, payable semi-annually on June 15 and December 15 of each year, beginning June 15, 2011. Total proceeds from the issuance of the 2015 Notes, net of underwriting discounts and offering costs, were $145,200. On December 15, 2015, we repaid the outstanding principal amount of the 2015 Notes, plus interest. No gain or loss was realized on the transaction.
On February 18, 2011, we issued $172,500 aggregate principal amount of convertible notes that mature on August 15, 2016 (the “2016 Notes”), unless previously converted or repurchased in accordance with their terms. The 2016 Notes bear interest at a rate of 5.50% per year, payable semi-annually on February 15 and August 15 of each year, beginning August 15, 2011. Total proceeds from the issuance of the 2016 Notes, net of underwriting discounts and offering costs, were $167,325. Between January 30, 2012 and February 2, 2012, we repurchased $5,000 aggregate principal amount of the 2016 Notes at a price of 97.5, including commissions. The transactions resulted in our recognizing $10 of loss in the year ended June 30, 2012.
On April 16, 2012, we issued $130,000 aggregate principal amount of convertible notes that mature on October 15, 2017 (the “2017 Notes”), unless previously converted or repurchased in accordance with their terms. The 2017 Notes bear interest at a rate of 5.375% per year, payable semi-annually on April 15 and October 15 of each year, beginning October 15, 2012. Total proceeds from the issuance of the 2017 Notes, net of underwriting discounts and offering costs, were $126,035.
On August 14, 2012, we issued $200,000 aggregate principal amount of convertible notes that mature on March 15, 2018 (the “2018 Notes”), unless previously converted or repurchased in accordance with their terms. The 2018 Notes bear interest at a rate of 5.75% per year, payable semi-annually on March 15 and September 15 of each year, beginning March 15, 2013. Total proceeds from the issuance of the 2018 Notes, net of underwriting discounts and offering costs, were $193,600.
On December 21, 2012, we issued $200,000 aggregate principal amount of convertible notes that mature on January 15, 2019 (the “2019 Notes”), unless previously converted or repurchased in accordance with their terms. The 2019 Notes bear interest at a rate of 5.875% per year, payable semi-annually on January 15 and July 15 of each year, beginning July 15, 2013. Total proceeds from the issuance of the 2019 Notes, net of underwriting discounts and offering costs, were $193,600.
On April 11, 2014, we issued $400,000 aggregate principal amount of convertible notes that mature on April 15, 2020 (the “2020 Notes”), unless previously converted or repurchased in accordance with their terms. The 2020 Notes bear interest at a rate of 4.75% per year, payable semi-annually on April 15 and October 15 each year, beginning October 15, 2014. Total proceeds from the issuance of the 2020 Notes, net of underwriting discounts and offering costs, were $387,500. On January 30, 2015, we repurchased $8,000 aggregate principal amount of the 2020 Notes at a price of 93.0, including commissions. As a result of this transaction, we recorded a gain of $332, in the amount of the difference between the reacquisition price and the net carrying amount of the notes, net of the proportionate amount of unamortized debt issuance costs.
Certain key terms related to the convertible features for the 2016 Notes, the 2017 Notes, the 2018 Notes, the 2019 Notes and the 2020 Notes (collectively, the “Convertible Notes”) are listed below.

	2016 Notes	2017 Notes	2018 Notes	2019 Notes	2020 Notes
Initial conversion rate(1)	78.3699	85.8442	82.3451	79.7766	80.6647
Initial conversion price	$12.76	$11.65	$12.14	$12.54	$12.40
Conversion rate at December 31, 2015(1)(2)	80.2196	87.7516	84.1497	79.8360	80.6670
Conversion price at December 31, 2015(2)(3)	$12.47	$11.40	$11.88	$12.53	$12.40
Last conversion price calculation date	2/18/2015	4/16/2015	8/14/2015	12/21/2015	4/11/2015
Dividend threshold amount (per share)(4)	$0.101150	$0.101500	$0.101600	$0.110025	$0.110525

(1)	Conversion rates denominated in shares of common stock per $1 principal amount of the Convertible Notes converted.

(2)	Represents conversion rate and conversion price, as applicable, taking into account certain de minimis adjustments that will be made on the conversion date.

(3)
The conversion price in effect at December 31, 2015 was calculated on the last anniversary of the issuance and will be adjusted again on the next anniversary, unless the exercise price shall have changed by more than 1% before the anniversary.

(4)	The conversion rate is increased if monthly cash dividends paid to common shares exceed the monthly dividend threshold amount, subject to adjustment.
Upon conversion, unless a holder converts after a record date for an interest payment but prior to the corresponding interest payment date, the holder will receive a separate cash payment with respect to the notes surrendered for conversion representing accrued and unpaid interest to, but not including, the conversion date. Any such payment will be made on the settlement date applicable to the relevant conversion on the Convertible Notes.
No holder of Convertible Notes will be entitled to receive shares of our common stock upon conversion to the extent (but only to the extent) that such receipt would cause such converting holder to become, directly or indirectly, a beneficial owner (within the meaning of Section 13(d) of the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder) of more than 5.0% of the shares of our common stock outstanding at such time. The 5.0% limitation shall no longer apply following the effective date of any fundamental change. We will not issue any shares in connection with the conversion or redemption of the Convertible Notes which would equal or exceed 20% of the shares outstanding at the time of the transaction in accordance with NASDAQ rules.
Subject to certain exceptions, holders may require us to repurchase, for cash, all or part of their Convertible Notes upon a fundamental change at a price equal to 100% of the principal amount of the Convertible Notes being repurchased plus any accrued and unpaid interest up to, but excluding, the fundamental change repurchase date. In addition, upon a fundamental change that constitutes a non-stock change of control we will also pay holders an amount in cash equal to the present value of all remaining interest payments (without duplication of the foregoing amounts) on such Convertible Notes through and including the maturity date.
In connection with the issuance of the Convertible Notes, we incurred $39,678 of fees which are being amortized over the terms of the notes, of which $17,662 remains to be amortized and is included within deferred financing costs on the Consolidated Statement of Assets and Liabilities as of December 31, 2015.
During the three months ended December 31, 2015 and December 31, 2014, we recorded $18,189 and $18,615, respectively, of interest costs and amortization of financing costs on the Convertible Notes as interest expense. During the six months ended

December 31, 2015 and December 31, 2014, we recorded $36,918 and $37,204, respectively, of interest costs and amortization of financing costs on the Convertible Notes as interest expense.
Public Notes
On May 1, 2012, we issued $100,000 aggregate principal amount of unsecured notes that were scheduled to mature on November 15, 2022 (the “2022 Notes”). The 2022 Notes bore interest at a rate of 6.95% per year, payable quarterly on February 15, May 15, August 15 and November 15 of each year, beginning August 15, 2012. Total proceeds from the issuance of the 2022 Notes, net of underwriting discounts and offering costs, were $97,000. On May 15, 2015, we redeemed $100,000 aggregate principal amount of the 2022 Notes at par. In connection with this transaction, we recorded a loss in the amount of the difference between the reacquisition price and the net carrying amount of the notes, net of the proportionate amount of unamortized debt issuance costs. The net loss on the extinguishment of the 2022 Notes in the year ended June 30, 2015 was $2,600.

On March 15, 2013, we issued $250,000 aggregate principal amount of unsecured notes that mature on March 15, 2023 (the “2023 Notes”). The 2023 Notes bear interest at a rate of 5.875% per year, payable semi-annually on March 15 and September 15 of each year, beginning September 15, 2013. Total proceeds from the issuance of the 2023 Notes, net of underwriting discounts and offering costs, were $245,885.

On April 7, 2014, we issued $300,000 aggregate principal amount of unsecured notes that mature on July 15, 2019 (the “5.00% 2019 Notes”). Included in the issuance is $45,000 of Prospect Capital InterNotes® that were exchanged for the 5.00% 2019 Notes. The 5.00% 2019 Notes bear interest at a rate of 5.00% per year, payable semi-annually on January 15 and July 15 of each year, beginning July 15, 2014. Total proceeds from the issuance of the 5.00% 2019 Notes, net of underwriting discounts and offering costs, were $250,775.
On December 10, 2015, we issued $160,000 aggregate principal amount of unsecured notes that mature on June 15, 2024 (the “2024 Notes”). The 2024 Notes bear interest at a rate of 6.25% per year, payable quarterly on March 15, June 15, September 15 and December 15 of each year, beginning March 15, 2016. Total proceeds from the issuance of the 2024 Notes, net of underwriting discounts and offering costs, were $154,880.
The 2022 Notes, the 2023 Notes, the 5.00% 2019 Notes, and the 2024 Notes (collectively, the “Public Notes”) are direct unsecured obligations and rank equally with all of our unsecured indebtedness from time to time outstanding.
In connection with the issuance of the 2023 Notes, the 5.00% 2019 Notes, and the 2024 Notes, we incurred $13,156 of fees which are being amortized over the term of the notes, of which $11,089 remains to be amortized and is included within deferred financing costs on the Consolidated Statement of Assets and Liabilities as of December 31, 2015.
During the three months ended December 31, 2015 and December 31, 2014, we recorded $8,340 and $9,489, respectively, of interest costs and amortization of financing costs on the Public Notes as interest expense. During the six months ended December 31, 2015 and December 31, 2014, we recorded $16,161and $18,947, respectively, of interest costs and amortization of financing costs on the Public Notes as interest expense.
Prospect Capital InterNotes®
On February 16, 2012, we entered into a selling agent agreement (the “Selling Agent Agreement”) with Incapital LLC, as purchasing agent for our issuance and sale from time to time of up to $500,000 of Prospect Capital InterNotes® (the “InterNotes® Offering”), which was increased to $1,500,000 in May 2014. Additional agents may be appointed by us from time to time in connection with the InterNotes® Offering and become parties to the Selling Agent Agreement.
These notes are direct unsecured obligations and rank equally with all of our unsecured indebtedness from time to time outstanding. Each series of notes will be issued by a separate trust. These notes bear interest at fixed interest rates and offer a variety of maturities no less than twelve months from the original date of issuance.
During the three months ended December 31, 2015, we issued $21,155 aggregate principal amount of Prospect Capital InterNotes® for net proceeds of $20,854. These notes were issued with stated interest rates ranging from 4.75% to 6.00% with a weighted average interest rate of 5.11%. These notes mature between October 15, 2020 and December 15, 2025.

During the six months ended December 31, 2015, we issued $69,289 aggregate principal amount of Prospect Capital InterNotes® for net proceeds of $68,235. These notes were issued with stated interest rates ranging from 4.625% to 6.00% with a weighted average interest rate of 5.07%. These notes mature between July 15, 2020 and December 15, 2025.

The following table summarizes the Prospect Capital InterNotes® issued during the six months ended December 31, 2015.

Tenor at Origination (in years)	Principal Amount	Interest Rate Range	Weighted Average Interest Rate	Maturity Date Range
5	$32,357	4.625%–5.375%	4.85%	7/15/2020 – 12/15/2020
6.5	35,155	5.10%–5.25%	5.25%	1/15/2022 – 5/15/2022
7	990	5.625%–5.75%	5.65%	11/15/2022 – 12/15/2022
10	787	5.875%–6.00%	5.89%	11/15/2025 – 12/15/2025
	$69,289

During the six months ended December 31, 2014, we issued $21,789 aggregate principal amount of our Prospect Capital InterNotes® for net proceeds of $21,429. These notes were issued with a stated interest rate of 4.25%. These notes mature between May 15, 2020 and June 15, 2020.

During the three months ended December 31, 2015, we repaid $1,978 aggregate principal amount of Prospect Capital InterNotes® at par in accordance with the Survivor’s Option, as defined in the InterNotes® Offering prospectus. As a result of these transactions, we recorded a loss in the amount of the difference between the reacquisition price and the net carrying amount of the notes, net of the proportionate amount of unamortized debt issuance costs. The net loss on the extinguishment of Prospect Capital InterNotes® in the three months ended December 31, 2015 was $(48). The following table summarizes the Prospect Capital InterNotes® outstanding as of December 31, 2015.

Tenor at Origination (in years)	Principal Amount	Interest Rate Range	Weighted Average Interest Rate	Maturity Date Range
3	$5,710	4.00%	4.00%	October 15, 2016
3.5	3,109	4.00%	4.00%	April 15, 2017
4	45,690	3.75%–4.00%	3.92%	November 15, 2017 – May 15, 2018
5	240,045	4.25%–5.375%	4.91%	July 15, 2018 – December 15, 2020
5.20	4,440	4.625%	4.625%	August 15, 2020 – September 15, 2020
5.3	2,686	4.625%	4.625%	September 15, 2020
5.4	5,000	4.75%	4.75%	August 15, 2019
5.5	110,065	4.25%–5.00%	4.65%	February 15, 2019 – November 15, 2020
6	2,197	3.375%	3.375%	April 15, 2021 – May 15, 2021
7	40,867	5.10%–5.50%	5.24%	February 15, 2020 – May 15, 2022
7	192,389	4.00%–5.85%	5.13%	September 15, 2019 – December 15, 2022
7.5	1,996	5.75%	5.75%	February 15, 2021
10	37,573	3.321%–7.00%	6.12%	March 15, 2022 – December 15, 2025
12	2,978	6.00%	6.00%	November 15, 2025 – December 15, 2025
15	17,365	5.00%–6.00%	5.14%	May 15, 2028 – November 15, 2028
18	22,628	4.125%–6.25%	5.52%	December 15, 2030 – August 15, 2031
20	4,530	5.75%–6.00%	5.89%	November 15, 2032 – October 15, 2033
25	35,816	6.25%–6.50%	6.39%	August 15, 2038 – May 15, 2039
30	119,041	5.50%–6.75%	6.23%	November 15, 2042 – October 15, 2043
	$894,125

During the six months ended December 31, 2014, we redeemed $18,220 aggregate principal amount of our Prospect Capital
InterNotes® in order to replace debt with higher interest rates with debt with lower rates and repaid $3,922 aggregate principal amount of our Prospect Capital InterNotes® in accordance with the Survivor’s Option, as defined in the InterNotes® Offering prospectus.

The following table summarizes the Prospect Capital InterNotes® outstanding as of June 30, 2015.

Tenor at Origination (in years)	Principal Amount	Interest Rate Range	Weighted Average Interest Rate	Maturity Date Range
3	$5,710	4.00%	4.00%	October 15, 2016
3.5	3,109	4.00%	4.00%	April 15, 2017
4	45,690	3.75%–4.00%	3.92%	November 15, 2017 – May 15, 2018
5	207,719	4.25%–5.00%	4.92%	July 15, 2018 – May 15, 2019
5.25	7,126	4.625%	4.63%	August 15, 2020 – September 15, 2020
5.5	115,184	4.25%–5.00%	4.65%	February 15, 2019 – November 15, 2020
6.0	2,197	3.375%	3.38%	April 15, 2021 – May 15, 2021
6.5	5,712	5.10%–5.50%	5.23%	February 15, 2020 – December 15, 2021
7.0	191,549	4.00%–5.85%	5.13%	September 15, 2019 – June 15, 2022
7.5	1,996	5.75%	5.75%	February 15, 2021
10	36,925	3.29%–7.00%	6.11%	March 15, 2022 – May 15, 2024
12.0	2,978	6.00%	6.00%	November 15, 2025 – December 15, 2025
15	17,385	5.00%–6.00%	5.14%	May 15, 2028 – November 15, 2028
18	22,729	4.125%–6.25%	5.52%	December 15, 2030 – August 15, 2031
20	4,530	5.75%–6.00%	5.89%	November 15, 2032 – October 15, 2033
25	36,320	6.25%–6.50%	6.39%	August 15, 2038 – May 15, 2039
30	120,583	5.50%–6.75%	6.23%	November 15, 2042 – October 15, 2043
	$827,442
In connection with the issuance of Prospect Capital InterNotes®, we incurred $21,535 of fees which are being amortized over the term of the notes, of which $16,344 remains to be amortized and is included within deferred financing costs on the Consolidated Statement of Assets and Liabilities as of December 31, 2015.
During the three months ended December 31, 2015 and December 31, 2014, we recorded $12,132 and $10,893, respectively, of interest costs and amortization of financing costs on the Prospect Capital InterNotes® as interest expense. During the six months ended December 31, 2015 and December 31, 2014, we recorded $23,838 and $21,749, respectively, of interest costs and amortization of financing costs on the Prospect Capital InterNotes® as interest expense.
Net Asset Value
During the six months ended December 31, 2015, our net asset value decreased by $271,622, or $0.66 per share, resulting from a $259,375, or $0.73 per weighted average share, decrease in net realized and unrealized gains and losses on investments. (See “Results of Operations” for further discussion.) This decrease in our net asset value was partially offset by net investment income of $192,135, or $0.54 per weighted average share, earned in excess of dividends to shareholders of $177,942, or $0.50 per share, and $0.03 per share increase in net asset value attributable to share repurchases.

During the six months ended December 31, 2015, we repurchased 4,708,750 shares of our common stock pursuant to our Repurchase Program for $34,140, or approximately $7.25 weighted average price per share at an approximately 30% discount to net asset value. Our net asset value per share was increased by approximately $0.03 as a result of the share repurchases. During the six months ended December 31, 2015, we issued 1,029,703 shares of our common stock in connection with the dividend reinvestment plan. The following table shows the calculation of net asset value per share as of December 31, 2015 and June 30, 2015.

	December 31, 2015	June 30, 2015
Net assets	$3,431,427	$3,703,049
Shares of common stock issued and outstanding	355,411,712	359,090,759
Net asset value per share	$9.65	$10.31

Results of Operations
Net change in net assets resulting from operations for the three months ended December 31, 2015 and December 31, 2014 was $(95,120) and $85,970. During the three months ended December 31, 2015 the $181,090 decrease is primarily due to a $190,610 decrease in net realized and unrealized gains and losses on investments when comparing results for the quarters ended December 31, 2015 and December 31, 2014. This $190,610 decrease is comprised of net realized and unrealized losses of $82,864, $457 and $107,289 on our CLO residual interests, debt and equity investments, respectively, primarily due to non-credit related macro changes in the capital markets impacting our valuations in late calendar year 2015. This decrease was offset by a $11,535 increase in dividend income for the quarter ended December 31, 2015 compared to the quarter ended December 31, 2014. (See “Net Realized Losses”, “Net Change in Unrealized Appreciation (Depreciation)” and “Investment Income” for further discussion.)
Net change in net assets resulting from operations for the six months ended December 31, 2015 and December 31, 2014 was $(67,303) and $170,078. During the six months ended December 31, 2015, the $237,381 decrease is primarily due to a $243,665 decrease in net realized and unrealized gains and losses on investments when comparing results for the six months ended December 31, 2015 and December 31, 2014. This $243,665 decrease is comprised of net realized and unrealized losses of $100,570, $8,207 and $134,888 on our CLO residual interests, debt and equity investments, respectively, primarily due to non-credit related macro changes in the capital markets impacting our valuations in late calendar year 2015. This decrease was offset by a $6,347 increase in net investment income for the six months ended December 31, 2015 compared to the six moths ended December 31, 2014. (See “Net Realized Losses”, “Net Change in Unrealized Appreciation (Depreciation)” and “Investment Income” for further discussion.)
While we seek to maximize gains and minimize losses, our investments in portfolio companies can expose our capital to risks greater than those we may anticipate. These companies are typically not issuing securities rated investment grade, have limited resources, have limited operating history, have concentrated product lines or customers, are generally private companies with limited operating information available and are likely to depend on a small core of management talents. Changes in any of these factors can have a significant impact on the value of the portfolio company.

Investment Income
We generate revenue in the form of interest income on the debt securities that we own, dividend income on any common or preferred stock that we own, and fees generated from the structuring of new deals. Our investments, if in the form of debt securities, will typically have a term of one to ten years and bear interest at a fixed or floating rate. To the extent achievable, we will seek to collateralize our investments by obtaining security interests in our portfolio companies’ assets. We also may acquire minority or majority equity interests in our portfolio companies, which may pay cash or in-kind dividends on a recurring or otherwise negotiated basis. In addition, we may generate revenue in other forms including prepayment penalties and possibly consulting fees. Any such fees generated in connection with our investments are recognized as earned.
Investment income, which consists of interest income, including accretion of loan origination fees and prepayment penalty fees, dividend income and other income, including settlement of net profits interests, overriding royalty interests and structuring fees, was $209,191 and $198,883 for the three months ended December 31, 2015 and December 31, 2014, respectively. Investment income was $409,442 and $400,904 for the six months ended December 31, 2015 and December 31, 2014, respectively. The increases are primarily the result of a larger income producing portfolio.

The following table describes the various components of investment income and the related levels of debt investments:

	Three Months Ended December 31,		Six Months Ended December 31,
	2015	2014	2015	2014
Interest income	$186,503	$188,814	$377,806	$372,954
Dividend income	13,546	2,011	16,761	4,236
Other income	9,142	8,058	14,875	23,714
Total investment income	$209,191	$198,883	$409,442	$400,904

Average debt principal of performing investments	6,064,441	$6,234,279	$6,224,977	$6,119,691
Weighted average interest rate earned on performing debt and equity investments	12.03%	11.85%	11.88%	11.92%

Average interest income producing assets decreased from to $6,234,279 for the three months ended December 31, 2014 to $6,064,441 for the three months ended December 31, 2015. The average interest earned on interest bearing performing assets increased from 11.85% for the three months ended December 31, 2014 to 12.03% for the three months ended December 31, 2015. The increase in returns is primarily due to an increase in interest income from our CLO investments. Average interest income producing assets increased from to $6,119,691 for the six months ended December 31, 2014 to $6,224,977 for the six months ended December 31, 2015. The average interest earned on interest bearing performing assets decreased from 11.92% for the six months ended December 31, 2014 to 11.88% for the six months ended December 31, 2015. The decrease in returns is primarily due to a decrease in interest income from investments placed on non-accrual status.
Investment income is also generated from dividends and other income which is less predictable than interest income. Dividend income increased from $2,011 for the three months ended December 31, 2014 to $13,546 for the three months ended December 31, 2015. The increase in dividend income is primarily attributable to a $11,016 dividend received from our investment in APRC resulting from the sale of APRC’s Vista Palma Sola property. No such dividends were received from APRC during the three months ended December 31, 2014. We received a $1,331 dividend related to our investment in Nationwide during the three months ended December 31, 2015. We also received dividends of $710 and $413 related to our investments in MITY and CCPI, respectively, during the three months ended December 31, 2015. No such dividends were received from MITY or CCPI during the three months ended December 31, 2014. The increase in dividend income was partially offset by a decrease in the level of dividends received from our investments in First Tower and Nationwide during the three months ended December 31, 2015. No such dividends were received from First Tower during the three months ended December 31, 2015.
Dividend income increased from $4,236 for the six months ended December 31, 2014 to $16,761 for the six months ended December 31, 2015. The increase in dividend income is primarily attributable to a $11,016 dividend received from our investment in APRC. No such dividends were received from APRC during the six months ended December 31, 2014. Additionally,we received dividends of $3,195, $1,688 and $710 related to our investments in CCPI, Nationwide and MITY, respectively, during the six months ended December 31, 2015. No such dividends were received from CCPI or MITY during the six months ended December 31, 2014.
Other income has come primarily from structuring fees, royalty interests, and settlement of net profits interests. Income from other sources increased from $8,058 for the three months ended December 31, 2014 to $9,142 for the three months ended December 31, 2015. The increase is primarily due to slight increases in royalty income and structuring fees, together totaling $1,020. During the three months ended December 31, 2015 and December 31, 2014, we recognized structuring fees of $6,845 and $6,636, respectively, from new originations, restructurings, and follow-on investments. The 6,845 of structuring fees recognized during the three months ended December 31, 2015 resulted from follow-on investments and new originations, primarily from our investments in NPRC, Broder, Coverall, and System One, as discussed above. Included within the $6,636 of structuring fees recognized during the three months ended December 31, 2014 is a $2,000 fee from Ajax related to the sale of the operating company for which a fee was received in October 2014. The remaining $4,636 of structuring fees recognized during the three months ended December 31, 2014 resulted from follow-on investments and new originations, primarily from our investments in Hollander, InterDent, Onyx, SAFE and System One, as discussed above.
Income from other sources decreased from $23,714 for the six months ended December 31, 2014 to $14,875 for the six months ended December 31, 2015. The decrease is primarily due to a $10,353 decrease in structuring fees. These fees are primarily generated from originations and will fluctuate as levels of originations and types of originations fluctuate. The decrease is primarily from a reduction in structuring fees from lower origination levels and purchases of online consumer and commercial loans. During the six months ended December 31, 2015 and December 31, 2014, we recognized structuring fees of $10,441 and $20,794, respectively, from new originations, restructurings and follow-on investments. In November 2014, we elected to suspend our equity raising activities. The curtailment of capital raising activities reduced our origination activity. These fees are primarily generated from originations and will fluctuate as levels of originations and types of originations fluctuate. The $10,441 of structuring fees recognized during the six months ended December 31, 2015 resulted from follow-on investments and new originations, primarily from our investments in NPRC, Broder, Coverall, Crosman, Intelius and System One, as discussed above. Included within the $20,794 of structuring fees recognized during the six months ended December 31, 2014 is a $3,000 fee from Airmall related to the sale of the operating company for which a fee was received in August 2014 and a $2,000 fee from Ajax related to the sale of the operating company for which a fee was received in October 2014. The remaining $15,794 of structuring fees recognized during the six months ended December 31, 2014 resulted from follow-on investments and new originations, primarily from our investments in Hollander, InterDent, Onyx, Pacific World, SAFE, System One, Trinity and UPRC, as discussed above.

Operating Expenses
Our primary operating expenses consist of investment advisory fees (base management and income incentive fees), borrowing costs, legal and professional fees and other operating and overhead-related expenses. These expenses include our allocable portion of overhead under the Administration Agreement with Prospect Administration under which Prospect Administration provides administrative services and facilities for us. Our investment advisory fees compensate the Investment Adviser for its work in identifying, evaluating, negotiating, closing and monitoring our investments. We bear all other costs and expenses of our operations and transactions. Operating expenses were $108,298 and $107,558 for the three months ended December 31, 2015 and December 31, 2014. Operating expenses were $217,307 and $215,116 for the six months ended December 31, 2015 and December 31, 2014, respectively.
The net base management fee was $31,781 and $34,034 for the three months ended December 31, 2015 and December 31, 2014, respectively ($0.09 and $0.10 per weighted average share, respectively). Total gross base management fee was $32,251 and $34,034 for the three months ended December 31, 2015. The $1,783 decrease in total gross base management fee is directly related a decrease in average total assets. The Investment Adviser has entered into a servicing agreement with certain institutions, where we serve as the agent and collect a servicing fee on behalf of the Investment Adviser. During the three months ended December 31, 2015, we received payments of $470 from these institutions, on behalf of the Investment Adviser, for providing such services under the servicing agreement resulting in net total base management fee of $31,781 for the three months ended December 31, 2015. We were given a credit for these payments as a reduction of base management fee payable by us to the Investment Adviser during the three months ended December 31, 2015. No such payments were received during the three months ended December 31, 2014.
The net base management fee was $64,735 and $67,199 for the six months ended December 31, 2015 and December 31, 2014, respectively ($0.18 and $0.19 per weighted average share, respectively). Total gross base management fee was $65,667 and $67,199 for the six months ended December 31, 2015 and December 31, 2014. The $1,532 decrease in total gross base management fee is directly related a decrease in average total assets. The Investment Adviser has entered into a servicing agreement with certain institutions, where we serve as the agent and collect a servicing fee on behalf of the Investment Adviser. During the six months ended December 31, 2015, we received payments of $932 from these institutions, on behalf of the Investment Adviser, for providing such services under the servicing agreement resulting in net total base management fee of $64,735 for the six months ended December 31, 2015. We were given a credit for these payments as a reduction of base management fee payable by us to the Investment Adviser during the six months ended December 31, 2015. No such payments were received during the six months ended December 31, 2014.
For the three months ended December 31, 2015 and December 31, 2014, we incurred $25,224 and $22,831 of income incentive fees, respectively ($0.07 and $0.06 per weighted average share, respectively). This increase was driven by a corresponding increase in pre-incentive fee net investment income from $114,156 for the three months ended December 31, 2014 to $126,117 for the three months ended December 31, 2015, primarily due to an increase in dividend income. No capital gains incentive fee has yet been incurred pursuant to the Investment Advisory Agreement.
For the six months ended December 31, 2015 and December 31, 2014, we incurred $48,034 and $46,447 of income incentive fees, respectively ($0.13 and $0.13 per weighted average share, respectively). This increase was driven by a corresponding increase in pre-incentive fee net investment income from $232,235 for the six months ended December 31, 2014 to $240,169 for the six months ended December 31, 2015, primarily due to an increase in dividend and other income. No capital gains incentive fee has yet been incurred pursuant to the Investment Advisory Agreement.
During the three months ended December 31, 2015 and December 31, 2014, we incurred $42,205 and $42,244, respectively, of interest expenses related to our Revolving Credit Facility, Convertible Notes, Public Notes and Prospect Capital InterNotes® (collectively, our “Notes”). During the six months ended December 31, 2015 and December 31, 2014, we incurred $84,162 and $85,158, respectively, of expenses related to our Notes. These expenses are related directly to the leveraging capacity put into place for each of those periods and the levels of indebtedness actually undertaken in those periods.
The table below describes the various expenses of our Notes and the related indicators of leveraging capacity and indebtedness during these periods.

	Three Months Ended December 31,		Six Months Ended December 31,
	2015	2014	2015	2014
Interest on borrowings	$36,931	$37,704	$74,247	$74,714
Amortization of deferred financing costs	3,365	2,859	6,916	6,688
Accretion of discount on Public Notes	49	48	98	117
Facility commitment fees	1,860	1,633	2,901	3,639
Total interest and credit facility expenses	$42,205	$42,244	$84,162	$85,158

Average principal debt outstanding	$2,842,501	$2,848,816	$2,899,614	$2,790,268
Weighted average stated interest rate on borrowings(1)	5.20%	5.29%	5.12%	5.36%
Weighted average interest rate on borrowings(2)	5.94%	5.93%	5.81%	6.10%
Revolving Credit Facility amount at beginning of period	$885,000	$810,000	885,000	$857,500

(1)	Includes only the stated interest expense.

(2)	Includes the stated interest expense, amortization of deferred financing costs, accretion of discount on Public Notes and commitment fees on the undrawn portion of our Revolving Credit Facility.
Interest expense during the six months ended December 31, 2015 and December 31, 2014 is relatively stable as a result of increased issuances through our InterNotes programs and increased utilization of our Revolving Credit Facility, offset by both Public and Convertible Note maturities. The weighted average stated interest rate on borrowings (excluding amortization, accretion and undrawn facility fees) decreased from 5.36% for the six months ended December 31, 2014 to 5.12% for the six months ended December 31, 2015. This decrease is primarily due to issuances of debt at lower rates and utilization of our Revolving Credit Facility.
The allocation of overhead expense from Prospect Administration was $2,000 and $3,014 for the three months ended December 31, 2015 and December 31, 2014, respectively. The allocation of overhead expense from Prospect Administration was $6,178 and $5,430 for the six months ended December 31, 2015 and December 31, 2014, respectively. During the three months ended December 31, 2015 and December 31, 2014, we reversed $1,200 of managerial assistance expense due to Prospect Administration related to our consolidated entity First Tower Delaware as the payment of this expense was assumed by First Tower LLC, the operating company. Prospect Administration received estimated payments of $1,143 and $2,266 directly from our portfolio companies for legal, tax and portfolio level accounting services during the three months ended December 31, 2015 and December 31, 2014, respectively. Prospect Administration received estimated payments of $2,840 and $3,321 directly from our portfolio companies for legal, tax and portfolio level accounting services during the six months ended December 31, 2015 and December 31, 2014, respectively. We were given a credit for these payments as a reduction of the administrative services cost payable by us to Prospect Administration, resulting in net overhead expense of $2,000 and $3,014 during the three months ended December 31, 2015 and December 31, 2014, respectively. Net overhead expense during the six months ended December 31, 2015 and December 31, 2014 was $6,178 and $5,430, respectively. Had Prospect Administration not received these payments, Prospect Administration’s charges for its administrative services would have increased by these amounts. As our portfolio continues to grow, we expect Prospect Administration to continue to increase the size of its administrative and financial staff.
Total operating expenses, net of investment advisory fees, interest and credit facility expenses, allocation of overhead from Prospect Administration (“Other Operating Expenses”) were $7,088 and $5,435 for the three months ended December 31, 2015 and December 31, 2014, respectively. The increase of $1,653 during the three months ended December 31, 2015 is primarily due to an overall increase in professional and general and administrative fees due to the growing size and complexity of our portfolio. Other Operating Expenses were $14,198 and $10,882 for the six months ended December 31, 2015 and December 31, 2014, respectively. The increase of $3,316 during the six months ended December 31, 2015 is primarily due to an increase in professional and general and administrative fees due to the growing size and complexity of our portfolio.
Net Investment Income
Net investment income represents the difference between investment income and operating expenses. Net investment income was $100,893 and $91,325 for the three months ended December 31, 2015 and December 31, 2014, respectively. The $9,568 increase during the three months ended December 31, 2015 is primarily the result of a $11,535 increase in dividend income and a $1,084 increase in other income. These increases were offset by a $2,311 decrease in interest income primarily due to an increase in foregone interest on non-accrual loans partially offset by an increase in our online lending portfolio.

Net investment income was $192,135 and $185,788 for the six months ended December 31, 2015 and December 31, 2014, respectively. The $6,347 increase during the six months ended December 31, 2015 is primarily the result of a $12,525 increase in dividend income related to APRC’s sale of the Vista property and a $4,852 increase in interest income related to an increase in income from our online lending portfolio and CLO investments partially offset by an increase in foregone interest on non-accrual loans. These increases were offset by a $8,839 decrease in other income due to fewer originations.
Net Realized Losses
During the three months ended December 31, 2015 and December 31, 2014, we recognized net realized losses on investments of $5,318 and $133,102, respectively. The net realized loss during the three months ended December 31, 2015 was primarily due to the sale of our investments in American Gilsonite and ICON, amounting to $4,243 in realized losses. Additionally, write-offs of our small business whole loans contributed to the net realized loss during the three months ended December 31, 2015. The net realized loss during the three months ended December 31, 2014 was primarily due to the sale of our investment in Ajax for which we recognized a realized loss of $23,560 and the sale of four of our CLO investments for which we realized total losses of $15,639. During the three months ended December 31, 2014, we impaired several of our investments (Change Clean Energy Company, Coalbed, Manx Energy, New Century Transportation, Stryker Energy, Wind River Resources Corporation, and Yatesville Coal Company) and recorded total realized losses of $94,364 for the amount that the amortized cost exceeded the fair value. These losses were partially offset by net realized gains from partial sales and the release of escrowed amounts due to us from several portfolio companies for which we recognized total realized gains of of $461.
During the six months ended December 31, 2015 and December 31, 2014, we recognized net realized losses on investments of $7,453 and $156,013, respectively. The net realized loss during the six months ended December 31, 2015 was primarily due to the sale of our investments in American Gilsonite and ICON, amounting to $4,243 in realized losses. Additionally, write-offs of our small business whole loans contributed $3,749 to the net realized loss during the six months ended December 31, 2015. The net realized loss during the six months ended December 31, 2014 was primarily due to the sale of our investments in Airmall, Ajax, Borga and BXC for which we recognized total realized losses of $45,906 and the sale of four of our CLO investments for which we realized total losses of $15,639, as discussed above. During the six months ended December 31, 2014, we impaired several of our investments (Appalachian Energy, Change Clean Energy Company, Coalbed, Manx, New Century Transportation, Stryker Energy, Wind River Resources Corporation, and Yatesville Coal Company) and recorded total realized losses of $96,405 for the amount that the amortized cost exceeded the fair value. These losses were partially offset by net realized gains from the proceeds collected on warrants redeemed from Snacks Parent Corporation, litigation settlements, partial sales and the release of escrowed amounts due to us from several portfolio companies for which we recognized total realized gains of of $1,937.
Net Change in Unrealized (Depreciation) Appreciation
Net change in unrealized (depreciation) appreciation was $(190,647) and $127,747 for the three months ended December 31, 2015 and December 31, 2014, respectively. For the three months ended December 31, 2015, the $190,647 net decrease in unrealized (depreciation) appreciation was driven primarily by increases in market yields and the competitive environment faced by our energy-related companies. Unrealized losses on our CLO debt and equity investments comprised $106,905 of total net change in unrealized (depreciation) appreciation and unrealized losses on our energy-related investments comprised $34,440 of total net change in unrealized (deprecation) appreciation for the three months ended December 31, 2015. During the three months ended December 31,2015, we also reduced the value of our investment in Harbortouch by $13,254 due to market developments. As of December 31, 2015, the value of our investment in Harbortouch is at a premium of $40,933 to our cost basis. During the three months ended December 31, 2015, our portfolio was negatively impacted by increased regulatory uncertainty within the consumer finance industry and we recognized $24,722 in unrealized losses, primarily related to our investment in First Tower. The remaining $11,326 net decrease in unrealized (depreciation) appreciation is primarily the result of current market conditions and the impact on current yields impacting our debt investment portfolio across various industries.
For the three months ended December 31, 2014, the $127,747 net change in unrealized (depreciation) appreciation was primarily the result of realizing losses that were previously unrealized related to the sale of our investment in Ajax and the impairment of certain investments for which we eliminated the unrealized depreciation balances related to these investments. We also experienced significant write-ups in our investments in Echelon, First Tower, Harbortouch, NPRC, and UPRC. These instances of unrealized appreciation were partially offset by unrealized depreciation related to CP Energy, Freedom Marine, R-V, and our CLO equity investments.

Net change in unrealized (depreciation) appreciation was $(251,922) and $140,303 for the six months ended December 31, 2015 and December 31, 2014, respectively. For the six months ended December 31, 2015, the $251,922 net decrease in unrealized (depreciation) appreciation was driven primarily by increases in market yields and the competitive environment faced by our energy-related companies. Unrealized losses on our CLO debt and equity investments comprised $119,963 of total net change in unrealized (depreciation) appreciation and unrealized losses on our energy-related investments comprised $43,598 of total net change in unrealized (depreciation) appreciation for the six months ended December 31, 2015. During the six months ended December 31,2015, we also reduced the value of our investment in Harbortouch by $30,544 due to market developments. As of December 31, 2014, the value of our investment in Harbortouch is at a premium of $40,933 to our cost basis. During the six months ended December 31, 2015, the valuation of our portfolio was negatively impacted by increased regulatory scrutiny within the consumer finance industry and we recognized $26,208 in unrealized losses, primarily related to our investment in First Tower. The remaining $31,609 net decrease in unrealized (depreciation) appreciation is primarily the result of current market conditions and the impact on current yields impacting our debt investment portfolio across various industries.
For the six months ended December 31, 2014, the $140,303 increase in net change in unrealized (depreciation) appreciation was primarily the result of realizing losses that were previously unrealized related to the sale of our investments in Airmall, Ajax, Borga and BXC, and the impairment of certain investments for which we eliminated the unrealized depreciation balances related to these investments. We also experienced significant write-ups in our investments in First Tower, Harbortouch, and NPRC. These instances of unrealized appreciation were partially offset by unrealized depreciation related to CP Energy, Freedom Marine, R-V, Valley Electric, and our CLO equity investments.
Financial Condition, Liquidity and Capital Resources
For the six months ended December 31, 2015 and December 31, 2014, our operating activities provided $413,521 and used $28,054 of cash, respectively. There were no investing activities for the six months ended December 31, 2015 and December 31, 2014. Financing activities used $445,193 and provided $310 of cash during the six months ended December 31, 2015 and December 31, 2014, respectively, which included dividend payments of $170,605 and $223,001, respectively.
Our primary uses of funds have been to continue to invest in portfolio companies, through both debt and equity investments, repay outstanding borrowings and to make cash distributions to holders of our common stock.
Our primary sources of funds have historically been issuances of debt and equity. More recently, we have and may continue to fund a portion of our cash needs through repayments and opportunistic sales of our existing investment portfolio. We may also securitize a portion of our investments in unsecured or senior secured loans or other assets. Our objective is to put in place such borrowings in order to enable us to expand our portfolio. During the six months ended December 31, 2015, we borrowed $536,000 and made repayments totaling $846,700 under our Revolving Credit Facility. As of December 31, 2015, we had $58,000 outstanding on our Revolving Credit Facility, $1,089,500 outstanding on the Convertible Notes, Public Notes with a carrying value of $708,191 and $894,125 outstanding on the Prospect Capital InterNotes®. (See “Capitalization” above.)
Undrawn committed revolvers and delayed draw term loans to our portfolio companies incur commitment and unused fees ranging from 0.00% to 2.00%. As of December 31, 2015 and June 30, 2015, we had $62,484 and $88,288, respectively, of undrawn revolver and delayed draw term loan commitments to our portfolio companies. The value of our undrawn committed revolvers and delayed draw term loans is zero as of December 31, 2015 and June 30, 2015, respectively.
Our shareholders’ equity accounts as of December 31, 2015 and June 30, 2015 reflect cumulative shares issued as of those respective dates. Our common stock has been issued through public offerings, a registered direct offering, the exercise of over-allotment options on the part of the underwriters, our dividend reinvestment plan and in connection with the acquisition of certain controlled portfolio companies. When our common stock is issued, the related offering expenses have been charged against paid-in capital in excess of par. All underwriting fees and offering expenses were borne by us.
On August 24, 2011, our Board of Directors approved a share repurchase plan (the “Repurchase Program”) under which we may repurchase up to $100,000 of our common stock at prices below our net asset value per share. Prior to any repurchase, we are required to notify shareholders of our intention to purchase our common stock. We delivered a notice with our annual proxy mailing on September 23, 2015 and our most recent notice was delivered with a shareholder letter mailing on February 2, 2016. This notice lasts for six months after notice is given. During the six months ended December 31, 2015, we repurchased 4,708,750 shares of our common stock pursuant to our Repurchase Program for $34,140, or approximately $7.25 weighted average price per share at an approximately 30% discount to net asset value. Our net asset value per share was increased by approximately $0.03 as a result of the share repurchases.
On November 3, 2015, our Registration Statement on Form N-2 was declared effective by the SEC. Under this Shelf Registration Statement, we can issue up to $4,828,029 of additional debt and equity securities in the public market as of December 31, 2015.

Off-Balance Sheet Arrangements
As of December 31, 2015, we did not have any off-balance sheet liabilities or other contractual obligations that are reasonably likely to have a current or future material effect on our financial condition, other than those which originate from 1) the investment advisory and management agreement and the administration agreement and 2) the portfolio companies.
Recent Developments
On January 21, 2016, we sold 100% of our CIFC Funding 2011-I, Ltd. Class E and Class D notes with a cost basis of $28.9 million. We realized a gain of $4.0 million on the sale.
During the period from January 1, 2016 through February 9, 2016, we made one follow-on investment in NPRC totaling $2.0 million to support the online consumer lending initiative . We invested $0.3 million of equity through NPH Property Holdings, LLC and $1.7 million of debt directly to NPRC.
During the period from January 1, 2016 through February 9, 2016, our wholly-owned subsidiary PSBL purchased $5.0 million of small business whole loans from OnDeck.
During the period from January 1, 2016 through February 9, 2016, we issued $2.7 million aggregate principal amount of Prospect Capital InterNotes® for net proceeds of $2.7 million.
On February 9, 2016, we announced the declaration of monthly dividends in the following amounts and with the following dates:

•	$0.08333 per share for February 2016 to holders of record on February 29, 2016 with a payment date of March 24, 2016;

•	$0.08333 per share for March 2016 to holders of record on March 31, 2016 with a payment date of April 21, 2016; and

•	$0.08333 per share for April 2016 to holders of record on April 29, 2016 with a payment date of May 19, 2016.
Critical Accounting Policies and Estimates
Basis of Presentation and Consolidation
The accompanying consolidated financial statements have been prepared in accordance with United States generally accepted accounting principles (“GAAP”) pursuant to the requirements for reporting on Form 10-Q, ASC 946, Financial Services—Investment Companies (“ASC 946”), and Articles 6, 10 and 12 of Regulation S-X. Under the 1940 Act, ASC 946, and the regulations pursuant to Article 6 of Regulation S-X, we are precluded from consolidating any entity other than another investment company or an operating company which provides substantially all of its services to benefit us. Our consolidated financial statements include the accounts of Prospect, PCF, PSBL, PYC, and the Consolidated Holding Companies. All intercompany balances and transactions have been eliminated in consolidation. The financial results of our non-substantially wholly-owned holding companies and operating portfolio company investments are not consolidated in the financial statements. Any operating companies owned by the Consolidated Holding Companies are not consolidated.
Use of Estimates
The preparation of the consolidated financial statements in accordance with GAAP requires us to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of income, expenses, and gains and losses during the reported period. Changes in the economic environment, financial markets, creditworthiness of our portfolio companies and any other parameters used in determining these estimates could cause actual results to differ, and these differences could be material.
Cash and Cash Equivalents
Cash and cash equivalents include funds deposited with financial institutions and short-term, highly-liquid overnight investments in money market funds. Cash and cash equivalents are carried at cost which approximates fair value.

Investment Classification
We are a non-diversified company within the meaning of the 1940 Act. As required by the 1940 Act, we classify our investments by level of control. As defined in the 1940 Act, “Control Investments” are those where there is the ability or power to exercise a controlling influence over the management or policies of a company. Control is generally deemed to exist when a company or individual possesses or has the right to acquire within 60 days or less, a beneficial ownership of more than 25% of the voting securities of an investee company. Under the 1940 Act, “Affiliate Investments” are defined by a lesser degree of influence and are deemed to exist through the possession outright or via the right to acquire within 60 days or less, beneficial ownership of 5% or more of the outstanding voting securities of another person. “Non-Control/Non-Affiliate Investments” are those that are neither Control Investments nor Affiliate Investments.
Investment Transactions
Investments are recognized when we assume an obligation to acquire a financial instrument and assume the risks for gains or losses related to that instrument. Investments are derecognized when we assume an obligation to sell a financial instrument and forego the risks for gains or losses related to that instrument. Specifically, we record all security transactions on a trade date basis. Amounts for investments recognized or derecognized but not yet settled are reported in due to broker for investments purchased or as a receivable for investments sold, respectively, in the consolidated statements of assets and liabilities.
Investment Risks
Our investments are subject to a variety of risks. Those risks include the following:
Market Risk
Market risk represents the potential loss that can be caused by a change in the fair value of the financial instrument.
Credit Risk
Credit risk represents the risk that we would incur if the counterparties failed to perform pursuant to the terms of their agreements with us.
Liquidity Risk
Liquidity risk represents the possibility that we may not be able to rapidly adjust the size of our investment positions in times of high volatility and financial stress at a reasonable price.
Interest Rate Risk
Interest rate risk represents a change in interest rates, which could result in an adverse change in the fair value of an interest-bearing financial instrument.
Prepayment Risk
Many of our debt investments allow for prepayment of principal without penalty. Downward changes in interest rates may cause prepayments to occur at a faster than expected rate, thereby effectively shortening the maturity of the security and making the security less likely to be an income producing instrument.
Investment Valuation
To value our investments, we follow the guidance of ASC 820, Fair Value Measurement (“ASC 820”), that defines fair value, establishes a framework for measuring fair value in conformity with GAAP, and requires disclosures about fair value measurements. In accordance with ASC 820, the fair value of our investments is defined as the price that we would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market in which that investment is transacted.

ASC 820 classifies the inputs used to measure these fair values into the following hierarchy:
Level 1: Quoted prices in active markets for identical assets or liabilities, accessible by us at the measurement date.
Level 2: Quoted prices for similar assets or liabilities in active markets, or quoted prices for identical or similar assets or liabilities in markets that are not active, or other observable inputs other than quoted prices.
Level 3: Unobservable inputs for the asset or liability.
In all cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls has been determined based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each investment.
Our Board of Directors has established procedures for the valuation of our investment portfolio. These procedures are detailed below.
Investments for which market quotations are readily available are valued at such market quotations.
For most of our investments, market quotations are not available. With respect to investments for which market quotations are not readily available or when such market quotations are deemed not to represent fair value, our Board of Directors has approved a multi-step valuation process each quarter, as described below.

1.	Each portfolio company or investment is reviewed by our investment professionals with independent valuation firms engaged by our Board of Directors.

2.	The independent valuation firms conduct independent valuations and make their own independent assessments.

3.	The Audit Committee of our Board of Directors reviews and discusses the preliminary valuation of the Investment Adviser and that of the independent valuation firms.

4.
The Board of Directors discusses valuations and determines the fair value of each investment in our portfolio in good faith based on the input of the Investment Adviser, the respective independent valuation firm and the Audit Committee.

Our non-CLO investments are valued utilizing a yield analysis, enterprise value (“EV”) analysis, net asset value analysis, liquidation analysis, discounted cash flow analysis, or a combination of methods, as appropriate. The yield analysis uses loan spreads for loans, dividend yields for certain investments and other relevant information implied by market data involving identical or comparable assets or liabilities. Under the EV analysis, the EV of a portfolio company is first determined and allocated over the portfolio company’s securities in order of their preference relative to one another (i.e., “waterfall” allocation). To determine the EV, we typically use a market multiples approach that considers relevant and applicable market trading data of guideline public companies, transaction metrics from precedent merger and acquisitions transactions and/or a discounted cash flow analysis. The net asset value analysis is used to derive a value of an underlying investment (such as real estate property) by dividing a relevant earnings stream by an appropriate capitalization rate. For this purpose, we consider capitalization rates for similar properties as may be obtained from guideline public companies and/or relevant transactions. The liquidation analysis is intended to approximate the net recovery value of an investment based on, among other things, assumptions regarding liquidation proceeds based on a hypothetical liquidation of a portfolio company’s assets. The discounted cash flow analysis uses valuation techniques to convert future cash flows or earnings to a range of fair values from which a single estimate may be derived utilizing an appropriate discount rate. The measurement is based on the net present value indicated by current market expectations about those future amounts.
In applying these methodologies, additional factors that we consider in valuing our investments may include, as we deem relevant: security covenants, call protection provisions, and information rights; the nature and realizable value of any collateral; the portfolio company’s ability to make payments; the principal markets in which the portfolio company does business; publicly available financial ratios of peer companies; the principal market; and enterprise values, among other factors.
Our investments in CLOs are classified as ASC 820 Level 3 securities and are valued using a discounted cash flow model. The valuations have been accomplished through the analysis of the CLO deal structures to identify the risk exposures from the modeling point of view as well as to determine an appropriate call date (i.e., expected maturity). For each CLO security, the most appropriate valuation approach has been chosen from alternative approaches to ensure the most accurate valuation for such security. To value a CLO, both the assets and the liabilities of the CLO capital structure are modeled. We use a waterfall engine to store the collateral data, generate collateral cash flows from the assets based on various assumptions for the risk factors, distribute the cash flows to the liability structure based on the payment priorities, and discount them back using current market discount rates. The main risk factors are: default risk, interest rate risk, downgrade risk, and credit spread risk.

Valuation of Other Financial Assets and Financial Liabilities
ASC 825, Financial Instruments, specifically ASC 825-10-25, permits an entity to choose, at specified election dates, to measure eligible items at fair value (the “Fair Value Option”). We have not elected the Fair Value Option to report selected financial assets and financial liabilities. See Note 8 for further discussion of our financial liabilities that are measured using another measurement attribute.
Our undrawn committed revolvers and delayed draw term notes are fair valued at zero as of December 31, 2015 and June 30, 2015, respectively. See Note 3 for further discussion.
Convertible Notes
We have recorded the Convertible Notes at their contractual amounts. The Convertible Notes were analyzed for any features that would require bifurcation and such features were determined to be immaterial. See Note 5 for further discussion.
Revenue Recognition
Realized gains or losses on the sale of investments are calculated using the specific identification method.
Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis. Origination, closing and/or commitment fees associated with investments in portfolio companies are accreted into interest income over the respective terms of the applicable loans. Accretion of such purchase discounts or amortization of premiums is calculated using the effective interest method as of the purchase date and adjusted only for material amendments or prepayments. Upon the prepayment of a loan or debt security, any prepayment penalties and unamortized loan origination, closing and commitment fees are recorded as interest income.
Loans are placed on non-accrual status when there is reasonable doubt that principal or interest will be collected. Unpaid accrued interest is generally reversed when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment. Non-accrual loans are restored to accrual status when past due principal and interest is paid and in management’s judgment, is likely to remain current. As of December 31, 2015, approximately 0.5% of our total assets are in non-accrual status.
Interest income from investments in the “equity” class of security of CLO funds (typically preferred shares, income notes or subordinated notes) and “equity” class of security of securitized trust is recorded based upon an estimation of an effective yield to expected maturity utilizing assumed cash flows in accordance with ASC 325-40, Beneficial Interests in Securitized Financial Assets. We monitor the expected cash inflows from our CLO and securitized trust equity investments, including the expected residual payments, and the effective yield is determined and updated periodically.
Dividend income is recorded on the ex-dividend date.
Structuring fees and similar fees are recognized as income is earned, usually when paid. Structuring fees, excess deal deposits, net profits interests and overriding royalty interests are included in other income. See Note 10 for further discussion.
Federal and State Income Taxes
We have elected to be treated as a regulated investment company and intend to continue to comply with the requirements of the Code applicable to regulated investment companies. We are required to distribute at least 90% of our investment company taxable income and intend to distribute (or retain through a deemed distribution) all of our investment company taxable income and net capital gain to stockholders; therefore, we have made no provision for income taxes. The character of income and gains that we will distribute is determined in accordance with income tax regulations that may differ from GAAP. Book and tax basis differences relating to stockholder dividends and distributions and other permanent book and tax differences are reclassified to paid-in capital.
If we do not distribute (or are not deemed to have distributed) at least 98% of our annual ordinary income and 98.2% of our capital gains in the calendar year earned, we will generally be required to pay an excise tax equal to 4% of the amount by which 98% of our annual ordinary income and 98.2% of our capital gains exceed the distributions from such taxable income for the year. To the extent that we determine that our estimated current year annual taxable income will be in excess of estimated current year dividend distributions from such taxable income, we accrue excise taxes, if any, on estimated excess taxable income. We accrued $1,300 for our estimated excise tax obligation during the three and six months ended December 31, 2015, respectively, because our estimated annual taxable income exceeded our distributions. Similarly, we accrued $1,775 for our estimated excise tax obligation during the three and six months ended December 31, 2014, respectively, because our estimated annual taxable income exceeded our distributions.

If we fail to satisfy the annual distribution requirement or otherwise fail to qualify as a RIC in any taxable year, we would be subject to tax on all of our taxable income at regular corporate rates. We would not be able to deduct distributions to stockholders, nor would we be required to make distributions. Distributions would generally be taxable to our individual and other non-corporate taxable stockholders as ordinary dividend income eligible for the reduced maximum rate applicable to qualified dividend income to the extent of our current and accumulated earnings and profits, provided certain holding period and other requirements are met. Subject to certain limitations under the Code, corporate distributions would be eligible for the dividends-received deduction. To qualify again to be taxed as a RIC in a subsequent year, we would be required to distribute to our shareholders our accumulated earnings and profits attributable to non-RIC years reduced by an interest charge of 50% of such earnings and profits payable by us as an additional tax. In addition, if we failed to qualify as a RIC for a period greater than two taxable years, then, in order to qualify as a RIC in a subsequent year, we would be required to elect to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if we had been liquidated) or, alternatively, be subject to taxation on such built-in gain recognized for a period of five years.
We follow ASC 740, Income Taxes (“ASC 740”). ASC 740 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the consolidated financial statements. ASC 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing our tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. As of December 31, 2015 and for the three and six months then ended, we did not record any unrecognized tax benefits or liabilities. Management’s determinations regarding ASC 740 may be subject to review and adjustment at a later date based upon factors including, but not limited to, an on-going analysis of tax laws, regulations and interpretations thereof. Although we file both federal and state income tax returns, our major tax jurisdiction is federal. Our tax returns for our federal tax years ended August 31, 2013 and thereafter remain subject to examination by the Internal Revenue Service.
Dividends and Distributions
Dividends and distributions to common stockholders are recorded on the ex-dividend date. The amount, if any, to be paid as a monthly dividend or distribution is approved by our Board of Directors quarterly and is generally based upon our management’s estimate of our future earnings. Net realized capital gains, if any, are distributed at least annually.
Financing Costs
We record origination expenses related to our Revolving Credit Facility and Convertible Notes, Public Notes and Prospect Capital InterNotes® (collectively, our “Unsecured Notes”) as deferred financing costs. These expenses are deferred and amortized as part of interest expense using the straight-line method for our Revolving Credit Facility and the effective interest method for our Unsecured Notes over the respective expected life or maturity. In the event that we modify or extinguish our debt before maturity, we follow the guidance in ASC 470-50, Modification and Extinguishments (“ASC 470-50”). For modifications to or exchanges of our Revolving Credit Facility, any unamortized deferred costs relating to lenders who are not part of the new lending group are expensed. For extinguishments of our Unsecured Notes, any unamortized deferred costs are deducted from the carrying amount of the debt in determining the gain or loss from the extinguishment.
We may record registration expenses related to shelf filings as prepaid assets. These expenses consist principally of SEC registration fees, legal fees and accounting fees incurred. These prepaid assets are charged to capital upon the receipt of proceeds from an equity offering or charged to expense if no offering is completed. As of December 31, 2015 and June 30, 2015, there are no prepaid assets related to registration expenses and all amounts incurred have been expensed.
Guarantees and Indemnification Agreements
We follow ASC 460, Guarantees (“ASC 460”). ASC 460 elaborates on the disclosure requirements of a guarantor in its interim and annual consolidated financial statements about its obligations under certain guarantees that it has issued. It also requires a guarantor to recognize, at the inception of a guarantee, for those guarantees that are covered by ASC 460, the fair value of the obligation undertaken in issuing certain guarantees.
Per Share Information
Net increase or decrease in net assets resulting from operations per share is calculated using the weighted average number of common shares outstanding for the period presented. In accordance with ASC 946, convertible securities are not considered in the calculation of net asset value per share.

Recent Accounting Pronouncements
In April 2015, the FASB issued Accounting Standards Update 2015-03, Simplifying the Presentation of Debt Issuance Costs (“ASU 2015-03”). ASU 2015-03 requires debt issuance costs related to a recognized debt liability to be presented in the balance sheet as a direct deduction from the debt liability rather than as an asset. The new guidance will make the presentation of debt issuance costs consistent with the presentation of debt discounts or premiums. ASU 2015-03 is effective for financial statements issued for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. Early adoption is permitted for financial statements that have not been previously issued. The new guidance must be applied on a retrospective basis to all prior periods presented in the financial statements. The adoption of the amended guidance in ASU 2015-03 is expected to decrease total liabilities and total assets, but have no other significant effect on our consolidated financial statements and disclosures.
In January 2016, the FASB issued Accounting Standards Update 2016-01, Recognition and Measurement of Financial Assets and Financial Liabilities (“ASU 2016-01”). The amendments in ASU 2016-01 address certain aspects of recognition, measurement, presentation, and disclosure of financial instruments. One such amendment requires an entity to present separately in other comprehensive income the portion of the total change in the fair value of a liability resulting from a change in the instrument-specific credit risk when the entity has elected to measure the liability at fair value in accordance with the fair value option. That presentation addresses financial statement users’ feedback that presenting the total change in fair value of a liability in net income reduced the decision usefulness of an entity’s net income when it had a deterioration in its credit worthiness. ASU 2016-01 is effective for financial statements issued for fiscal years beginning after December 15, 2017, and interim periods within those fiscal years. The new guidance must be applied by means of a cumulative-effect adjustment to the balance sheet as of the beginning of the fiscal year of adoption. The amendments related to equity securities without readily determinable fair values (including disclosure requirements) should be applied prospectively to equity investments that exist as of the date of adoption of the Update. The adoption of the amended guidance in ASU 2016-01 is not expected to have a significant effect on our consolidated financial statements and disclosures.

QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK
We are subject to financial market risks, including changes in interest rates and equity price risk. Some of the loans in our portfolio have floating interest rates.
We may hedge against interest rate fluctuations by using standard hedging instruments such as futures, options and forward contracts subject to the requirements of the 1940 Act. While hedging activities may insulate us against adverse changes in interest rates, they may also limit our ability to participate in the benefits of higher interest rates with respect to our portfolio of investments. During the three months ended December 31, 2015, we did not engage in hedging activities.

REGISTRATION AND SETTLEMENT
The Depository Trust Company
All of the notes we offer will be issued in book-entry only form. This means that we will not issue certificates for notes, except in the limited case described below. Instead, we will issue global notes in registered form. Each global note will be held through DTC and will be registered in the name of Cede & Co., as nominee of DTC.
Accordingly, Cede & Co. will be the holder of record of the notes. Each note represented by a global note evidences a beneficial interest in that global note.
Beneficial interests in a global note will be shown on, and transfers are effected through, records maintained by DTC or its participants. In order to own a beneficial interest in a note, you must be an institution that has an account with DTC or have a direct or indirect account with such an institution. Transfers of ownership interests in the notes will be accomplished by making entries in DTC participants’ books acting on behalf of beneficial owners.
So long as DTC or its nominee is the registered holder of a global note, DTC or its nominee, as the case may be, will be the sole holder and owner of the notes represented thereby for all purposes, including payment of principal and interest, under the indenture. Except as otherwise provided below, you will not be entitled to receive physical delivery of certificated notes and will not be considered the holder of the notes for any purpose under the indenture. Accordingly, you must rely on the procedures of DTC and the procedures of the DTC participant through which you own your note in order to exercise any rights of a holder of a note under the indenture. The laws of some jurisdictions require that certain purchasers of notes take physical delivery of such notes in certificated form. Those limits and laws may impair the ability to transfer beneficial interests in the notes.
Each global note representing notes will be exchangeable for certificated notes of like tenor and terms and of differing authorized denominations in a like aggregate principal amount, only if (1) DTC notifies us that it is unwilling or unable to continue as depositary for the global notes or we become aware that DTC has ceased to be a clearing agency registered under the Exchange Act and, in any such case we fail to appoint a successor to DTC within 60 calendar days, (2) we, in our sole discretion, determine that the global notes shall be exchangeable for certificated notes or (3) an event of default has occurred and is continuing with respect to the notes under the indenture. Upon any such exchange, the certificated notes shall be registered in the names of the beneficial owners of the global note representing the notes.
The following is based on information furnished by DTC:
DTC will act as securities depositary for the notes. The notes will be issued as fully-registered notes registered in the name of Cede & Co. (DTC’s partnership nominee) or such other name as may be requested by an authorized representative of DTC. Generally, one fully registered global note will be issued for all of the principal amount of the notes.
DTC is a limited-purpose trust company organized under the New York Banking Law, a “banking organization” within the meaning of the New York Banking Law, a member of the Federal Reserve System, a “clearing corporation” within the meaning of the New York Uniform Commercial Code, and a “clearing agency” registered pursuant to the provisions of Section 17A of the Exchange Act. DTC holds and provides asset servicing for over 2 million issues of U.S. and non-U.S. equity issues, corporate and municipal debt issues and money market instruments from over 85 countries that DTC’s direct participants deposit with DTC.
DTC also facilitates the post-trade settlement among direct participants of sales and other securities transactions in deposited securities, through electronic computerized book-entry transfers and pledges between direct participants’ accounts. This eliminates the need for physical movement of securities certificates. Direct participants include both U.S. and non U.S. securities brokers and dealers, banks, trust companies, clearing corporations, and certain other organizations. DTC is a wholly-owned subsidiary of The Depository Trust & Clearing Corporation (“DTCC”). DTCC, in turn, is owned by a number of direct participants of DTC and members of the National Securities Clearing Corporation, Government Securities Clearing Corporation, MBS Clearing Corporation, and Emerging Markets Clearing Corporation, as well as by The New York Stock Exchange, Inc., the American Stock Exchange LLC, and the Financial Industry Regulatory Authority, Inc. Access to the DTC system is also available to others such as both U.S. and non-U.S. securities brokers and dealers, banks, trust companies and clearing corporations that clear through or maintain a custodial relationship with a direct participant, either directly or indirectly. The DTC rules applicable to its participants are on file with the SEC. More information about DTC can be found at www.dtcc.com.
Purchases of the notes under the DTC system must be made by or through direct participants, which will receive a credit for the notes on DTC’s records. The beneficial interest of each actual purchaser of each note is in turn to be recorded on the direct and indirect participants’ records. Beneficial owners will not receive written confirmation from DTC of their purchase.

Beneficial owners are, however, expected to receive written confirmations providing details of the transaction, as well as periodic statements of their holdings, from the direct or indirect participant through which the beneficial owner entered into the transaction. Transfers of beneficial interests in the notes are to be accomplished by entries made on the books of direct and indirect participants acting on behalf of beneficial owners. Beneficial owners will not receive certificates representing their beneficial interests in notes, except in the event that use of the book-entry system for the notes is discontinued.
To facilitate subsequent transfers, all notes deposited by direct participants with DTC will be registered in the name of DTC’s partnership nominee, Cede & Co. or such other name as may be requested by an authorized representative of DTC. The deposit of the notes with DTC and their registration in the name of Cede & Co. or such other nominee do not effect any change in beneficial ownership. DTC has no knowledge of the actual beneficial owners of the notes; DTC’s records reflect only the identity of the direct participants to whose accounts such notes will be credited, which may or may not be the beneficial owners. The direct and indirect participants will remain responsible for keeping account of their holdings on behalf of their customers.
Conveyance of notices and other communications by DTC to direct participants, by direct participants to indirect participants, and by direct participants and indirect participants to beneficial owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time. Beneficial owners of the notes may wish to take certain steps to augment the transmission to them of notices of significant events with respect to the notes, such as redemption, tenders, defaults, and proposed amendments to the security documents. For example, beneficial owners of the notes may wish to ascertain that the nominee holding the notes for their benefit has agreed to obtain and transmit notices to beneficial owners. In the alternative, beneficial owners may wish to provide their names and addresses to the registrar of the notes and request that copies of the notices be provided to them directly. Any such request may or may not be successful.
Neither DTC nor Cede & Co. (nor any other DTC nominee) will consent or vote with respect to the notes unless authorized by a direct participant in accordance with DTC’s procedures. Under its usual procedures, DTC mails an Omnibus Proxy to us as soon as possible after the regular record date. The Omnibus Proxy assigns Cede & Co.’s consenting or voting rights to those direct participants to whose accounts the notes are credited on the record date (identified in a listing attached to the Omnibus Proxy).
We will pay principal and or interest payments on the notes in same-day funds directly to Cede & Co., or such other nominee as may be requested by an authorized representative of DTC. DTC’s practice is to credit direct participants’ accounts on the applicable payment date in accordance with their respective holdings shown on DTC’s records upon DTC’s receipt of funds and corresponding detail information. Payments by participants to beneficial owners will be governed by standing instructions and customary practices, as is the case with securities held for the accounts of customers in bearer form or registered in “street name,” and will be the responsibility of these participants and not of DTC or any other party, subject to any statutory or regulatory requirements that may be in effect from time to time. Payment of principal and interest to Cede & Co., or such other nominee as may be requested by an authorized representative of DTC, is our responsibility, disbursement of such payments to direct participants is the responsibility of DTC, and disbursement of such payments to the beneficial owners is the responsibility of the direct or indirect participant.
We will send any redemption notices to DTC. If less than all of the notes are being redeemed, DTC’s practice is to determine by lot the amount of the interest of each direct participant in such issue to be redeemed.
A beneficial owner, or its authorized representative, shall give notice to elect to have its notes repaid by us, through its direct or indirect participant, to the trustee, and shall effect delivery of such notes by causing the direct participant to transfer that participant’s interest in the global note representing such notes, on DTC’s records, to the trustee. The requirement for physical delivery of notes in connection with a demand for repayment will be deemed satisfied when the ownership rights in the global note representing such notes are transferred by the direct participants on DTC’s records.
DTC may discontinue providing its services as securities depository for the notes at any time by giving us reasonable notice. Under such circumstances, if a successor securities depositary is not obtained, we will print and deliver certificated notes. We may decide to discontinue use of the system of book-entry transfers through DTC (or a successor securities depositary). In that event, we will print and deliver certificated notes.
The information in this section concerning DTC and DTC’s system has been obtained from sources that we believe to be reliable, but neither we, the Purchasing Agent nor any agent takes any responsibility for its accuracy.
Registration, Transfer and Payment of Certificated Notes
If we ever issue notes in certificated form, those notes may be presented for registration, transfer and payment at the office of the registrar or at the office of any transfer agent designated and maintained by us. We have originally designated

American Stock Transfer & Trust Company, LLC to act in those capacities for the notes. The registrar or transfer agent will make the transfer or registration only if it is satisfied with the documents of title and identity of the person making the request. There will not be a service charge for any exchange or registration of transfer of the notes, but we may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with the exchange. At any time, we may change transfer agents or approve a change in the location through which any transfer agent acts. We also may designate additional transfer agents for any notes at any time.
We will not be required to: (1) issue, exchange or register the transfer of any note to be redeemed for a period of 15 days after the selection of the notes to be redeemed; (2) exchange or register the transfer of any note that was selected, called or is being called for redemption, except the unredeemed portion of any note being redeemed in part; or (3) exchange or register the transfer of any note as to which an election for repayment by the holder has been made, except the unrepaid portion of any note being repaid in part.
We will pay principal of and interest on any certificated notes at the offices of the paying agents we may designate from time to time. Generally, we will pay interest on a note by check on any interest payment date other than at stated maturity or upon earlier redemption or repayment to the person in whose name the note is registered at the close of business on the regular record date for that payment. We will pay principal and interest at stated maturity or upon earlier redemption or repayment in same-day funds against presentation and surrender of the applicable notes.

SUPPLEMENT TO MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS
The following summary of U.S. federal income tax considerations supplements the discussion set forth under the heading “Material U.S. Federal Income Tax Considerations” in the accompanying prospectus and is subject to the qualifications and assumptions set forth therein.
The following is a general summary of U.S. federal income tax considerations generally applicable to the purchase, ownership and disposition of the notes. This discussion is based upon the Code, Treasury Regulations and judicial decisions and administrative interpretations thereof, all as of the date hereof and all of which are subject to change or differing interpretations, possibly with retroactive effect. No ruling from the Internal Revenue Service (“IRS”) has been or will be sought regarding any matter discussed herein. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects set forth below.
This discussion applies only to a holder of notes that acquires the notes pursuant to this offering at their “issue price” within the meaning of the applicable provisions of the Code and who holds the notes as a capital asset (generally, property held for investment) under the Code. This discussion does not address any U.S. federal estate or gift tax consequences or any state, local or non-U.S. tax consequences. In addition, this discussion does not address all aspects of U.S. federal income taxation that may be applicable to investors in light of their particular circumstances, or to investors subject to special treatment under U.S. federal income tax law, including, but not limited to:

•	banks, insurance companies or other financial institutions;

•	pension plans or trusts;

•	U.S. noteholders (as defined below) whose functional currency is not the U.S. dollar;

•	real estate investment trusts;

•	regulated investment companies;

•	persons subject to the alternative minimum tax;

•	cooperatives;

•	tax-exempt organizations;

•	dealers in securities;

•	expatriates;

•	foreign persons or entities (except to the extent set forth below);

•	persons deemed to sell the notes under the constructive sale provisions of the Code; or

•	persons that hold the notes as part of a straddle, hedge, conversion transaction or other integrated investment.
If a partnership (including any entity or arrangement treated as a partnership for U.S. federal income tax purposes) owns notes, the tax treatment of a partner in the partnership will depend upon the status of the partner and the activities of the partnership. Partners in a partnership that owns the notes should consult their tax advisors as to the particular U.S. federal income tax consequences applicable to them.
We encourage investors to consult their tax advisors regarding the specific consequences of an investment in our notes, including tax reporting requirements, the applicability of U.S. federal, state or local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.
Consequences to U.S. Noteholders
The following is a general summary of U.S. federal income tax consequences generally applicable to you if you are a U.S. noteholder. U.S. federal income tax consequences generally applicable to non-U.S. noteholders are described under “Consequences to Non-U.S. Noteholders” below. For purposes of this summary, the term “U.S. noteholder” means a beneficial owner of a note that is, for U.S. federal income tax purposes (i) an individual who is a citizen or resident of the U.S., (ii) a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, that is created or organized under the laws of the U.S., any of the States or the District of Columbia, (iii) an estate the income of which is subject to U.S. federal income taxation regardless of its source, or (iv) a trust (A) if a court within the U.S. is able to exercise primary supervision over its administration and one or more U.S. persons have the authority to control all substantial decisions of such trust, or (B) that has made a valid election to be treated as a U.S. person for U.S. federal income tax purposes.
Stated interest and OID on the notes
Except as discussed below, a U.S. noteholder generally will be required to recognize stated interest as ordinary income at the time it is paid or accrued on the notes in accordance with its regular method of accounting for U.S. federal income tax purposes. In addition, if the notes’ “issue price” (the first price at which a substantial amount of the notes is sold to investors) is less than their “stated redemption price at maturity” (the sum of all payments to be made on the notes other than “qualified stated interest”) by more than a statutorily defined de minimis threshold, the notes will be issued with original issue discount

(“OID”) for U.S. federal income tax purposes. The term “qualified stated interest” generally means stated interest that is unconditionally payable at least annually at a single fixed rate or, if certain requirements are met (as described below), certain variable rates.
If the notes are issued with OID, a U.S. noteholder generally will be required to include the OID in gross income as ordinary interest income in advance of the receipt of cash attributable to that income and regardless of such holder’s regular method of tax accounting. Such OID will be included in gross income for each day during each taxable year in which the note is held using a constant yield-to-maturity method that reflects the compounding of interest. This means that the holder will have to include in income increasingly greater amounts of OID over time. Notice will be given in the applicable pricing supplement if we determine that a particular note will be issued with OID. We are required to provide information returns stating the amount of OID accrued on the notes held by persons of record other than certain exempt holders.
If the notes are “step-up notes” (i.e., notes with a fixed interest rate that increases at pre-determined intervals), the tax treatment described in the first sentence under “—Consequences to U.S. Noteholders—Stated interest and OID on the notes” assumes that we will have the right to call the notes at par (plus accrued but unpaid interest) on each date that the interest rate increases. If this is not the case, interest that exceeds the lowest rate payable under the step-up note may not be treated as qualified stated interest and, depending on the amount of such excess, may thus cause the step-up note to be treated as issued with OID, in which case the notes generally would be subject to the OID rules discussed above. Prospective investors are urged to consult their own tax advisors regarding the treatment of step-up notes or similar notes.
If you own a note issued with de minimis OID (i.e., discount that is not OID), you generally must include the de minimis OID in income at the time principal payments on the notes are made in proportion to the amount paid. Any amount of de minimis OID that you have included in income will be treated as capital gain.
Short-term notes
Notes that have a fixed maturity of one year or less (“short-term notes”) will be subject to the following special rules.
All of the interest on a short-term note is treated as part of the short-term note’s stated redemption price at maturity, thereby giving rise to OID. Thus, all short-term notes will be OID debt securities. OID will be treated as accruing on a short-term debt instrument ratably or, at the election of a U.S. noteholder, under a constant yield method.
A U.S. noteholder that uses the cash method of tax accounting (with certain exceptions) will generally not be required to include OID in respect of the short-term note in income on a current basis, though they may be required to include stated interest in income as the income is received. Such a U.S. noteholder may not be allowed to deduct all of the interest paid or accrued on any indebtedness incurred or maintained to purchase or carry such a short-term note until the maturity of the note or its earlier disposition in a taxable transaction. In addition, such a U.S. noteholder will be required to treat any gain realized on a disposition of the note as ordinary income to the extent of the holder’s accrued OID on the note, and short-term capital gain to the extent the gain exceeds accrued OID. A U.S. noteholder that uses the cash method of tax accounting may, however, elect to include OID on a short-term note in income on a current basis. In such case, the limitation on the deductibility of interest described above will not apply. A U.S. noteholder that uses the accrual method of tax accounting and certain cash method holders generally will be required to include OID on a short-term note in income on a current basis.
Floating rate notes
In the case of a note that is a floating rate note (including a note based on LIBOR), special rules apply. In general, if a note qualifies for treatment as a “variable rate debt instrument” under Treasury Regulations and provides for stated interest that is unconditionally payable at least annually at a variable rate that, subject to certain exceptions, is a single “qualified floating rate” or “objective rate,” each as defined below, all stated interest on the note is treated as qualified stated interest. In that case, both the note’s “yield to maturity” and “qualified stated interest” will be determined, for purposes of calculating the accrual of OID, if any, as though the note will bear interest in all periods throughout its term at a fixed rate generally equal to the rate that would be applicable to interest payments on the note on its issue date or, in the case of an objective rate (other than a “qualified inverse floating rate”), the rate that reflects the yield to maturity that is reasonably expected for the note. A U.S. noteholder of a variable rate debt instrument would then recognize OID, if any, that is calculated based on the note’s assumed yield to maturity. If the interest actually accrued or paid during an accrual period exceeds or is less than the assumed fixed interest, the qualified stated interest allocable to that period is increased or decreased under rules set forth in Treasury Regulations. Special rules apply for determining the amount of OID for other variable rate debt instruments, such as instruments with more than one qualified floating rate or instruments with a single fixed rate and one or more qualified floating rates. U.S. noteholders should consult their own tax advisors with respect to the specific U.S. federal income tax considerations regarding any investment in a note that qualifies a “variable rate debt instrument.”

A note will generally qualify as a variable rate debt instrument if (a) the note’s issue price does not exceed the total noncontingent principal payments by more than the lesser of: (i) .015 multiplied by the product of the total noncontingent principal payments and the number of complete years to maturity from the issue date, or (ii) 15% of the total noncontingent principal payments; (b) the note provides for stated interest, compounded or paid at least annually, only at one or more qualified floating rates, a single fixed rate and one or more qualified floating rates, a single objective rate, or a single fixed rate and a single objective rate that is a qualified inverse floating rate; and (c) the value of the rate on any date during the term of the note is set no earlier than three months prior to the first day on which that value is in effect or no later than one year following that first day.
Generally, a rate is a qualified floating rate if variations in the rate can reasonably be expected to measure contemporaneous fluctuations in the cost of newly borrowed funds in the currency in which the debt instrument is denominated. A rate that equals LIBOR or LIBOR plus or minus a fixed spread is, in general, a qualified floating rate. However, a rate (including a rate based on LIBOR) will generally not be a qualified floating rate if, among other circumstances:

•
the rate is subject to one or more minimum or maximum rate floors or ceilings or one or more governors limiting the amount of increase or decrease in each case which are not fixed throughout the term of the note and which are reasonably expected as of the issue date to cause the rate in some accrual periods to be significantly higher or lower than the overall expected return on the note determined without the floor, ceiling, or governor; or

•
the rate is a multiple of a qualified floating rate unless the multiple is a fixed multiple that is greater than 0.65 but not more than 1.35 (provided, however, that if a multiple of a qualified floating rate is not within such limits and thus is not itself a qualified floating rate, it may nevertheless qualify as an “objective rate”).

If a note provides for two or more qualified floating rates that are within 0.25 percentage points of each other on the issue date or can reasonably be expected to have approximately the same values throughout the term of the note, the qualified floating rates together constitute a single qualified floating rate.
Generally, an objective rate is a rate that is determined using a single fixed formula that is based on objective financial or economic information such as one or more qualified floating rates. An objective rate is a qualified inverse floating rate if that rate is equal to a fixed rate minus a qualified floating rate and variations in the rate can reasonably be expected to inversely reflect contemporaneous variations in the qualified floating rate. A variable rate will generally not qualify as an objective rate if, among other circumstances, it is reasonably expected that the average value of the variable rate during the first half of the term of the note will be either significantly less than or significantly greater than the average value of the rate during the final half of the term of the note.
If a floating rate note does not qualify as a “variable rate debt instrument,” the note generally will be subject to taxation under special rules applicable to contingent payment debt instruments. U.S. noteholders should consult their own tax advisors with respect to the specific U.S. federal income tax considerations regarding such notes.
Sale, exchange, redemption or other taxable disposition of the notes
Subject to the special rules for short-term notes discussed above, upon the sale, exchange, redemption or other taxable disposition of a note, a U.S. noteholder generally will recognize capital gain or loss in an amount equal to the difference between (1) the sum of cash plus the fair market value of all other property received on such disposition (except to the extent such cash or property is attributable to accrued but unpaid interest, which, to the extent not previously included in income, generally will be taxable as ordinary income) and (2) its adjusted tax basis in the note. A U.S. noteholder’s adjusted tax basis in a note generally will equal the price the U.S. noteholder paid for the note increased by OID (including with respect to a short-term note), if any, previously included in income with respect to that note, and reduced by any cash payments on the note other than qualified stated interest. Such capital gain or loss will be long-term capital gain or loss if, at the time of such taxable disposition, the U.S. noteholder has held the note for more than one year. The deductibility of capital losses is subject to limitations.
Medicare tax
Certain U.S. noteholders who are individuals, estates or trusts and whose income exceeds certain thresholds will be required to pay a 3.8% Medicare tax on all or a portion of their “net investment income,” which includes interest on the notes and capital gains from the sale or other disposition of the notes.
Information reporting and backup withholding
In general, information reporting requirements will apply to certain payments of principal and interest (including OID) and to the proceeds of sale of a note paid to a U.S. noteholder (unless such noteholder is an exempt recipient). A backup withholding tax may apply to such payments if a U.S. noteholder fails to provide a taxpayer identification number or certification of exempt status, or if it is otherwise subject to backup withholding.
Any amounts withheld under the backup withholding rules will be allowed as a refund or credit against a U.S. noteholder’s United States federal income tax liability provided the required information is timely furnished to the IRS.
Consequences to Non-U.S. Noteholders
The following is a general summary of U.S. federal income tax consequences generally applicable to you if you are a non-U.S. noteholder. A beneficial owner of a note that is not a partnership for U.S. federal income tax purposes (including any entity or arrangement otherwise treated as a partnership for U.S. federal income tax purposes) or a U.S. noteholder is referred to herein as a “non-U.S. noteholder.”
Stated interest and OID on the notes
Stated interest and OID, if any, paid or accrued to a non-U.S. noteholder will generally not be subject to U.S. federal income or withholding tax if the interest or OID is not effectively connected with its conduct of a trade or business within the United States and is not considered contingent interest within the meaning of Section 871(h)(4)(A) of the Code (generally relating to interest payments that are determined by reference to the income, profits, receipts, cash flow, changes in the value of non-publicly-traded property or other attributes of, or distributions or similar payments paid by, the debtor or a related party), and the non-U.S. noteholder:

•	does not own, actually or constructively, 10% or more of the total combined voting power of all classes of our stock entitled to vote;

•	is not a “controlled foreign corporation” with respect to which we are, directly or indirectly, a “related person”;

•	is not a bank whose receipt of interest on the notes is described in section 881(c)(3)(A) of the Code; and

•
provides its name and address, and certifies, under penalties of perjury, that it is not a U.S. person (on a properly executed IRS Form W-8BEN or W-8BEN-E (or other applicable form)), or holds its notes through certain foreign intermediaries and satisfies the certification requirements of applicable Treasury Regulations.

If a non-U.S. noteholder does not qualify for an exemption under these rules, interest income and OID, if any, from the notes may be subject to withholding tax at the rate of 30% (or lower applicable treaty rate). Stated interest and OID, if any, effectively connected with a non-U.S. noteholder’s conduct of a U.S. trade or business (and, if required by an applicable income tax treaty, which is attributable to a United States permanent establishment), however, would not be subject to a 30% withholding tax so long as the non-U.S. noteholder provides us or our paying agent an adequate certification (currently on IRS Form W-8ECI); such payments of interest generally would be subject to U.S. federal income tax on a net basis at the rates applicable to U.S. persons generally. In addition, if a non-U.S. noteholder is a foreign corporation and the stated interest and OID, if any, is effectively connected with its conduct of a U.S. trade or business, it may also be subject to a 30% (or lower applicable treaty rate) branch profits tax on its effectively connected earnings and profits for the taxable year, subject to adjustments. To claim the benefit of a tax treaty, a non-U.S. noteholder must provide a properly executed IRS Form W-8BEN or W-8BEN-E (or other applicable form) to us or our paying agent before the payment of stated interest or OID, and may be required to obtain a U.S. taxpayer identification number and provide documentary evidence issued by foreign governmental authorities to prove residence in the foreign country.
Sale, exchange, redemption or other taxable disposition of the notes
Any gain recognized by a non-U.S. noteholder on the sale, exchange, redemption or other taxable disposition of the notes (except with respect to accrued and unpaid interest, which would be taxed as described under “Consequences to Non-U.S. Noteholders—Stated interest and OID on the notes” above) generally will not be subject to U.S. federal income tax unless:

•	the gain is effectively connected with its conduct of a U.S. trade or business (and, if required by an applicable income tax treaty, is attributable to a United States permanent establishment); or

•
the non-U.S. noteholder is a nonresident alien individual present in the U.S. for 183 or more days in the taxable year within which the sale, exchange, redemption or other disposition takes place and certain other requirements are met.

If a non-U.S. noteholder is a holder described in the first bullet point above, the net gain derived from the sale, exchange, redemption or other taxable disposition of its notes generally will be subject to U.S. federal income tax on a net basis at the rates applicable to U.S. persons generally. In addition, if such non-U.S. noteholder is a foreign corporation, it may also be subject to a 30% (or lower applicable treaty rate) branch profits tax on its effectively connected earnings and profits for the taxable year, subject to adjustments. If a non-U.S. noteholder is a holder described in the second bullet point above, it will be subject to a flat 30% U.S. federal income tax on the gain derived from the sale, exchange, redemption or other taxable disposition of its notes, which may be offset by U.S. source capital losses, even though it is not considered a resident of the United States.
Information Reporting and Backup Withholding
Generally, we must report to the IRS and to a non-U.S. noteholder the amount of interest (including OID) on the notes paid to a non-U.S. noteholder and the amount of tax, if any, withheld with respect to those payments if the notes are in registered form. Copies of the information returns reporting such interest payments and any withholding may also be made available to the tax authorities in the country in which a non-U.S. noteholder resides under the provisions of an applicable income tax treaty.
In general, a non-U.S. noteholder will not be subject to backup withholding with respect to payments on the notes that we make to such noteholder provided that we do not have actual knowledge or reason to know that such noteholder is a U.S. person as defined under the Code, and we have received from you the statement described above under the fourth bullet point under “Consequences to Non-U.S. Noteholders—Stated interest and OID on the notes.”
In addition, no information reporting requirements or backup withholding will be required regarding the proceeds of the sale of a note made within the United States or conducted through certain United States-related financial intermediaries, if the payor receives the statement described above and does not have actual knowledge or reason to know that the non-U.S. noteholder is a U.S. person as defined under the Code, or the non-U.S. noteholder otherwise establishes an exemption.
Any amounts withheld under the backup withholding rules will be allowed as a refund or credit against a non-U.S. noteholder’s United States federal income tax liability provided the required information is timely furnished to the IRS.
Other withholding rules
Withholding at a rate of 30% will be required on interest in respect of, and after December 31, 2018, on gross proceeds from the sale of, notes held by or through certain foreign financial institutions (including investment funds), unless such institution enters into an agreement with the Secretary of the Treasury to report, on an annual basis, information with respect to shares in, and accounts maintained by, the institution to the extent such shares or accounts are held by certain United States persons or by certain non-U.S. entities that are wholly or partially owned by United States persons and to withhold on certain payments. Accordingly, the entity through which notes are held will affect the determination of whether such withholding is required. An intergovernmental agreement between the United States and an applicable foreign country, or future guidance, may modify these requirements. Similarly, interest in respect of, and after December 31, 2018, gross proceeds from the sale of, notes held by an investor that is a non-financial non-U.S. entity will be subject to withholding at a rate of 30%, unless such entity either (i) certifies to us that such entity does not have any “substantial United States owners” or (ii) provides certain information regarding the entity’s “substantial United States owners,” which we will in turn provide to the Secretary of the Treasury. Non-U.S. noteholders are encouraged to consult with their tax advisors regarding the possible implications of these requirements on their investment in notes.
Non-U.S. noteholders should consult any applicable income tax treaties that may provide for different rules. In addition, non-U.S. noteholders are urged to consult their tax advisors regarding the tax consequences of the purchase, ownership and disposition of the notes.

CERTAIN CONSIDERATIONS APPLICABLE TO
ERISA, GOVERNMENTAL AND OTHER PLAN INVESTORS
A fiduciary of a pension plan or other employee benefit plan (including a governmental plan, an individual retirement account or a Keogh plan) proposing to invest in the notes should consider this section carefully.
A fiduciary of an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended (commonly referred to as “ERISA”), should consider fiduciary standards under ERISA in the context of the particular circumstances of such plan before authorizing an investment in the notes. Such fiduciary should consider whether the investment is in accordance with the documents and instruments governing the plan.
In addition, ERISA and the Code prohibit certain transactions (referred to as “prohibited transactions”) involving the assets of a plan subject to ERISA or the assets of an individual retirement account or plan subject to Section 4975 of the Code (referred to as an “ERISA plan”), on the one hand, and persons who have certain specified relationships to the plan (“parties in interest” within the meaning of ERISA or “disqualified persons” within the meaning of the Code), on the other. If we (or an affiliate) are considered a party in interest or disqualified person with respect to an ERISA plan, then the investment in notes by the ERISA plan may give rise to a prohibited transaction. The purchase and holding of notes by an ERISA plan may be subject to one or more statutory or administrative exemptions from the prohibited transaction rules under ERISA and the Code. Even if the conditions for relief under such exemptions were satisfied, however, there can be no assurance that such exemptions would apply to all of the prohibited transactions that may be deemed to arise in connection with a plan’s investment in the notes.
By purchasing and holding the notes, the person making the decision to invest on behalf of an ERISA plan is representing that the purchase and holding of the notes will not result in a prohibited transaction under ERISA or the Code. Therefore, an ERISA plan should not invest in the notes unless the plan fiduciary or other person acquiring securities on behalf of the ERISA plan determines that neither we nor an affiliate is a party in interest or a disqualified person or, alternatively, that an exemption from the prohibited transaction rules is available. If an ERISA plan engages in a prohibited transaction, the transaction may require “correction” and may cause the ERISA plan fiduciary to incur certain liabilities and the parties in interest or disqualified persons to be subject to excise taxes.
Employee benefit plans that are governmental plans and non-U.S. plans, and certain church plans, are not subject to ERISA requirements. However, non-U.S., federal, state or local laws or regulations governing the investment and management of the assets of such plans may contain fiduciary and prohibited transaction requirements similar to those under ERISA and Section 4975 of the Code discussed above. By purchasing and holding the notes, the person making the decision to invest on behalf of any such plan is representing that the purchase and holding of the notes will not violate any law applicable to such plan that is similar to the prohibited transaction provisions of ERISA or the Code.
If you are the fiduciary of an employee benefit plan, whether or not subject to ERISA, and you propose to invest in the notes with the assets of such employee benefit plan, you should consult your own legal counsel for further guidance. The sale of notes to an employee benefit plan is in no respect a representation by us, the Purchasing Agent or any other person that such an investment meets all relevant legal requirements with respect to investments by employee benefit plans generally or any particular plan or that such an investment is appropriate for employee benefit plans generally or any particular plan.

USE OF PROCEEDS
Unless otherwise indicated in a pricing supplement for the notes, we expect to use the net proceeds from the sale of the notes initially to maintain balance sheet liquidity, involving repayment of debt under our credit facility, if any, and redemption of outstanding Prospect Capital InterNotes® and other debt, investments in high quality short-term debt instruments or a combination thereof, and thereafter to make long-term investments in accordance with our investment objective. We anticipate that substantially all of the net proceeds from each offering will be used for the above purposes within six months, depending on the availability of appropriate investment opportunities consistent with our investment objective and market conditions.
As of February 10, 2016, our credit facility is undrawn, and based on the assets currently pledged as collateral on the facility, a total of approximately $676.5 million was available to us for borrowing under our credit facility including outstanding borrowings. Interest on borrowings under the credit facility is one-month LIBOR plus 225 basis points, with no minimum LIBOR floor. Additionally, the lenders charge a fee on the unused portion of the credit facility equal to either 50 basis points if at least 35% of the credit facility is used or 100 basis points otherwise.

SENIOR SECURITIES
Information about our senior securities is shown in the following table as of each fiscal year ended June 30 since the Company commenced operations and as of December 31, 2015.

Credit Facility	Total Amount Outstanding(1)	Asset Coverage per Unit(2)	Involuntary Liquidating Preference per Unit(3)	Average Market Value per Unit(4)
Fiscal 2016 (as of December 31, 2015, unaudited)	$58,000	$106,573	—	—
Fiscal 2015 (as of June 30, 2015)	368,700	18,136	—	—
Fiscal 2014 (as of June 30, 2014)	92,000	69,470	—	—
Fiscal 2013 (as of June 30, 2013)	124,000	34,996	—	—
Fiscal 2012 (as of June 30, 2012)	96,000	22,668	—	—
Fiscal 2011 (as of June 30, 2011)	84,200	18,065	—	—
Fiscal 2010 (as of June 30, 2010)	100,300	8,093	—	—
Fiscal 2009 (as of June 30, 2009)	124,800	5,268	—	—
Fiscal 2008 (as of June 30, 2008)	91,167	5,712	—	—
Fiscal 2007 (as of June 30, 2007)	—	N/A	—	—
Fiscal 2006 (as of June 30, 2006)	28,500	4,799	—	—

2015 Notes(5)
Fiscal 2016 (as of December 31, 2015, unaudited)	$—	$—	—	—
Fiscal 2015 (as of June 30, 2015)	150,000	44,579	—	—
Fiscal 2014 (as of June 30, 2014)	150,000	42,608	—	—
Fiscal 2013 (as of June 30, 2013)	150,000	28,930	—	—
Fiscal 2012 (as of June 30, 2012)	150,000	14,507	—	—
Fiscal 2011 (as of June 30, 2011)	150,000	10,140	—	—

2016 Notes
Fiscal 2016 (as of December 31, 2015, unaudited)	$167,500	$36,903	—	—
Fiscal 2015 (as of June 30, 2015)	167,500	39,921	—	—
Fiscal 2014 (as of June 30, 2014)	167,500	38,157	—	—
Fiscal 2013 (as of June 30, 2013)	167,500	25,907	—	—
Fiscal 2012 (as of June 30, 2012)	167,500	12,992	—	—
Fiscal 2011 (as of June 30, 2011)	172,500	8,818	—	—

2017 Notes
Fiscal 2016 (as of December 31, 2015, unaudited)	$130,000	$47,548	—	—
Fiscal 2015 (as of June 30, 2015)	130,000	51,437	—	—
Fiscal 2014 (as of June 30, 2014)	130,000	49,163	—	—
Fiscal 2013 (as of June 30, 2013)	130,000	33,381	—	—
Fiscal 2012 (as of June 30, 2012)	130,000	16,739	—	—

2018 Notes
Fiscal 2016 (as of December 31, 2015, unaudited)	$200,000	$30,906	—	—
Fiscal 2015 (as of June 30, 2015)	200,000	33,434	—	—
Fiscal 2014 (as of June 30, 2014)	200,000	31,956	—	—
Fiscal 2013 (as of June 30, 2013)	200,000	21,697	—	—

2019 Notes
Fiscal 2016 (as of December 31, 2015, unaudited)	$200,000	$30,906	—	—
Fiscal 2015 (as of June 30, 2015)	200,000	33,434	—	—
Fiscal 2014 (as of June 30, 2014)	200,000	31,956	—	—
Fiscal 2013 (as of June 30, 2013)	200,000	21,697	—	—

	Total Amount Outstanding(1)	Asset Coverage per Unit(2)	Involuntary Liquidating Preference per Unit(3)	Average Market Value per Unit(4)
5.00% 2019 Notes
Fiscal 2016 (as of December 31, 2015, unaudited)	$300,000	$20,604	—	—
Fiscal 2015 (as of June 30, 2015)	300,000	22,289	—	—
Fiscal 2014 (as of June 30, 2014)	300,000	21,304	—	—

2020 Notes
Fiscal 2016 (as of December 31, 2015, unaudited)	$392,000	$15,768	—	—
Fiscal 2015 (as of June 30, 2015)	392,000	17,058	—	—
Fiscal 2014 (as of June 30, 2014)	400,000	15,978	—	—

2022 Notes(6)
Fiscal 2015 (as of June 30, 2015)	—	N/A	N/A	N/A
Fiscal 2014 (as of June 30, 2014)	100,000	63,912	—	103,920
Fiscal 2013 (as of June 30, 2013)	100,000	43,395	—	101,800
Fiscal 2012 (as of June 30, 2012)	100,000	21,761	—	99,560

2023 Notes
Fiscal 2016 (as of December 31, 2015, unaudited)	$248,191	$24,905	—	—
Fiscal 2015 (as of June 30, 2015)	248,094	26,953	—	—
Fiscal 2014 (as of June 30, 2014)	247,881	25,783	—	—
Fiscal 2013 (as of June 30, 2013)	247,725	17,517	—	—

2024 Notes
Fiscal 2016 (as of December 31, 2015, unaudited)	$160,000	$38,633	—	—

Prospect Capital InterNotes®
Fiscal 2016 (as of December 31, 2015, unaudited)	$894,125	$6,913	—	—
Fiscal 2015 (as of June 30, 2015)	827,442	8,081	—	—
Fiscal 2014 (as of June 30, 2014)	785,670	8,135	—	—
Fiscal 2013 (as of June 30, 2013)	363,777	11,929	—	—
Fiscal 2012 (as of June 30, 2012)	20,638	105,442	—	—

All Senior Securities
Fiscal 2016 (as of December 31, 2015, unaudited)(7)	$2,749,816	$2,248	—	—
Fiscal 2015 (as of June 30, 2015)	2,983,736	2,241	—	—
Fiscal 2014 (as of June 30, 2014)	2,773,051	2,305	—	—
Fiscal 2013 (as of June 30, 2013)	1,683,002	2,578	—	—
Fiscal 2012 (as of June 30, 2012)	664,138	3,277	—	—
____________________________________________

(1)	Total amount of each class of senior securities outstanding at the end of the year/period presented (in 000’s).

(2)
The asset coverage ratio for a class of senior securities representing indebtedness is calculated as our consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by senior securities representing indebtedness. This asset coverage ratio is multiplied by $1,000 to determine the Asset Coverage Per Unit.

(3)	This column is inapplicable.

(4)	This column is inapplicable, except for the 2022 Notes. The average market value per unit is presented in thousands.

(5)	We repaid the outstanding principal amount of the 2015 Notes on December 15, 2015.

(6)	We redeemed the 2022 Notes on May 15, 2015.

(7)
While we do not consider commitments to fund under revolving arrangements to be Senior Securities, if we were to elect to treat such unfunded commitments as Senior Securities for purposes of Section 18 of the 1940 Act, our asset coverage per unit would be $2,220.

RATIO OF EARNINGS TO FIXED CHARGES
For the three and six months ended December 31, 2015 and the years ended June 30, 2015, 2014, 2013, 2012 and 2011, the ratios of earnings to fixed charges of the Company, computed as set forth below, were as follows:

	For the Three Months Ended December 31, 2015	For the Six Months Ended December 31, 2015	For the Year Ended June 30, 2015	For the Year Ended June 30, 2014	For the Year Ended June 30, 2013	For the Year Ended June 30, 2012	For the Year Ended June 30, 2011
Earnings to Fixed Charges(1)	— (2)	— (2)	3.04	3.45	3.89	5.95	7.72
___________________________________________________
For purposes of computing the ratios of earnings to fixed charges, earnings represent net increase in net assets resulting from operations plus (or minus) income tax expense including excise tax expense plus fixed charges. Fixed charges include interest and credit facility fees expense and amortization of debt issuance costs.

(1)
Earnings include the net change in unrealized appreciation or depreciation. Net change in unrealized appreciation or depreciation can vary substantially from year to year. Excluding the net change in unrealized appreciation or depreciation, the earnings to fixed charges ratio would be 3.29 for the three months ended December 31, 2015, 3.21 for the six months ended December 31, 2015, 2.06 for the year ended June 30, 2015, 3.72 for the year ended June 30, 2014, 4.91 for the year ended June 30, 2013, 6.79 for the year ended June 30, 2012, and 7.29 for the year ended June 30, 2011.

(2)
Due to the Company’s loss for the three and six months ended December 31, 2015, the ratio coverage was less than one-to-one. The Company would have needed to generate an additional earnings of $93.8 million, and $66.0 million, respectively, to achieve a coverage of one-to-one for the three and six months ended December 31, 2015.

PLAN OF DISTRIBUTION
Under the terms of the Fifth Amended and Restated Selling Agent Agreement dated November 6, 2015, which we refer to as the “Selling Agent Agreement,” the notes will be offered from time to time by us to the Purchasing Agent for subsequent resale to agents, including Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, and RBC Capital Markets, LLC and other dealers who are broker-dealers and securities firms. The agents, including the Purchasing Agent, and the additional agents named from time to time pursuant to the Selling Agent Agreement, are, or will be, parties to the Selling Agent Agreement. The notes will be offered for sale in the United States only. Dealers who are members of the selling group have executed a Master Selected Dealer Agreement with the Purchasing Agent. We also may appoint additional agents to sell the notes. Any sale of the notes through those additional agents, however, will be on the same terms and conditions to which the original agents have agreed. The Purchasing Agent will purchase the notes at a discount ranging from 0.4% to 3.8% of the non-discounted price for each note sold. However, we also may sell the notes to the Purchasing Agent at a discount greater than or less than the range specified above. The discount at which we sell the notes to the Purchasing Agent will be set forth in the applicable pricing supplement. The Purchasing Agent also may sell notes to dealers at a concession not in excess of the discount it received from us. In certain cases, the Purchasing Agent and the other agents and dealers may agree that the Purchasing Agent will retain the entire discount. We will disclose any particular arrangements in the applicable pricing supplement.
Following the solicitation of orders, each of the agents, severally and not jointly, may purchase notes as principal for its own account from the Purchasing Agent. Unless otherwise set forth in the applicable pricing supplement, these notes will be purchased by the agents and resold by them to one or more investors at a fixed public offering price. After the initial public offering of notes, the public offering price (in the case of notes to be resold at a fixed public offering price), discount and concession may be changed.
We have the sole right to accept offers to purchase notes and may reject any proposed offer to purchase notes in whole or in part. Each agent also has the right, in its discretion reasonably exercised, to reject any proposed offer to purchase notes in whole or in part. We reserve the right to withdraw, cancel or modify any offer without notice. We also may change the terms, including the interest rate we will pay on the notes, at any time prior to our acceptance of an offer to purchase.
Each agent, including the Purchasing Agent, may be deemed to be an “underwriter” within the meaning of the Securities Act. We have agreed to indemnify the agents against certain liabilities, including liabilities under the Securities Act, or to contribute to any payments they may be required to make in respect of such liabilities. We also have agreed to reimburse the agents for certain expenses.
No note will have an established trading market when issued. We do not intend to apply for the listing of the notes on any securities exchange. However, we have been advised by the agents that they may purchase and sell notes in the secondary market as permitted by applicable laws and regulations. The agents are not obligated to make a market in the notes, and they may discontinue making a market in the notes at any time without notice. Neither we nor the agents can provide any assurance regarding the development, liquidity or maintenance of any trading market for any notes. All secondary trading in the notes will settle in same-day funds. See “Registration and Settlement.”
In connection with certain offerings of notes, the rules of the SEC permit the Purchasing Agent to engage in transactions that may stabilize the price of the notes. The Purchasing Agent will conduct these activities for the agents. These transactions may consist of short sales, stabilizing transactions and purchases to cover positions created by short sales. A short sale is the sale by the Purchasing Agent of a greater amount of notes than the amount the Purchasing Agent has agreed to purchase in connection with a specific offering of notes. Stabilizing transactions consist of certain bids or purchases made by the Purchasing Agent to prevent or retard a decline in the price of the notes while an offering of notes is in process. In general, these purchases or bids for the notes for the purpose of stabilization or to reduce a syndicate short position could cause the price of the notes to be higher than it might otherwise be in the absence of those purchases or bids. Neither we nor the Purchasing Agent makes any representation or prediction as to the direction or magnitude of any effect that these transactions may have on the price of any notes. In addition, neither we nor the Purchasing Agent makes any representation that, once commenced, these transactions will not be discontinued without notice. The Purchasing Agent is not required to engage in these activities and may end any of these activities at any time.
Some of the agents and their affiliates have engaged in, and may in the future engage in, investment banking and other commercial dealings in the ordinary course of business with us or our affiliates. They have received, or may in the future receive, customary fees and commissions for these transactions.
In addition, in the ordinary course of their business activities, the agents and their affiliates may make or hold a broad array of investments and actively trade debt and equity securities (or related derivative securities) and financial instruments (including bank loans) for their own account and for the accounts of their customers. Such investments and securities activities may involve securities and/or instruments of ours or our affiliates. The agents and their affiliates may also make investment recommendations and/or publish or express independent research views in respect of such securities or financial instruments and may hold, or recommend to clients that they acquire, long and/or short positions in such securities and instruments.

DIVIDEND REINVESTMENT AND DIRECT STOCK PURCHASE PLAN
We have adopted a dividend reinvestment and direct stock purchase plan that provides for reinvestment of our dividends or distributions on behalf of our stockholders, unless a stockholder elects to receive cash as provided below, and the ability to purchase additional shares by making optional cash investments. As a result, when our Board of Directors authorizes, and we declare, a cash dividend or distribution, then our stockholders who have not “opted out” of our dividend reinvestment and direct stock purchase plan will have their cash dividends or distributions automatically reinvested in additional shares of our common stock, rather than receiving the cash dividends or distributions. If you are not a current stockholder and want to enroll or have “opted out” and wish to rejoin, you may purchase shares directly through the plan or opt in by enrolling online or submitting to the plan administrator a completed enrollment form and, if you are not a current stockholder, making an initial investment of at least $250.
No action is required on the part of a registered stockholder to have their cash dividend or distribution reinvested in shares of our common stock. A registered stockholder may elect to receive an entire dividend or distribution in cash by notifying the plan administrator and our transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than the record date for dividends to stockholders. The plan administrator will set up a dividend reinvestment account for shares acquired pursuant to the plan for each stockholder who has not so elected to receive dividends and distributions in cash or who has enrolled in the plan as described herein (each, a “Participant”). The plan administrator will hold each Participant’s shares, together with the shares of other Participants, in non-certificated form in the plan administrator’s name or that of its nominee. Upon request by a Participant to terminate their participation in the plan, received in writing, via the internet or the plan administrator’s toll free number no later than 3 business days prior to a dividend or distribution payment date, such dividend or distribution will be paid out in cash and not be reinvested. If such request is received fewer than 3 business days prior to a dividend or distribution payment date, such dividend or distribution will be reinvested but all subsequent dividends and distributions will be paid to the stockholder in cash on all balances. Upon such termination of the Participant’s participation in the plan, all whole shares owned by the Participant will be issued to the Participant in certificated form and a check will be issued to the Participant for the proceeds of fractional shares less a transaction fee of $15.00 to be deducted from such proceeds. Those stockholders whose shares are held by a broker or other financial intermediary may receive dividends or distributions in cash by notifying their broker or other financial intermediary of their election.
We primarily use newly-issued shares to implement reinvestment of dividends and distributions under the plan, whether our shares are trading at a premium or at a discount to net asset value. However, we reserve the right to purchase shares in the open market in connection with the implementation of reinvestment of dividends or distributions under the plan. The number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the dividend or distribution payable to such stockholder by the market price per share of our common stock at the close of regular trading on the NASDAQ Global Select Market on the last business day before the payment date for such dividend or distribution. Market price per share on that date will be the closing price for such shares on the NASDAQ Global Select Market or, if no sale is reported for such day, at the average of their reported bid and asked prices. The number of shares of our common stock to be outstanding after giving effect to payment of the dividend or distribution cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated. Stockholders who do not elect to receive dividends and distributions in shares of common stock may experience accretion to the net asset value of their shares if our shares are trading at a premium at the time we issue new shares under the plan and dilution if our shares are trading at a discount. The level of accretion or discount would depend on various factors, including the proportion of our stockholders who participate in the plan, the level of premium or discount at which our shares are trading and the amount of the dividend or distribution payable to a stockholder.
There are no brokerage charges or other charges to stockholders who participate in reinvestment of dividends or distributions under the plan. The plan administrator’s fees under the plan are paid by us. If a participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $15 transaction fee plus a $0.10 per share brokerage commissions from the proceeds.
Stockholders who receive dividends or distributions in the form of stock are subject to the same U.S. federal, state and local tax consequences as are stockholders who elect to receive their dividends or distributions in cash. A stockholder’s basis for determining gain or loss upon the sale of stock received in a dividend or distribution from us will be equal to the total dollar amount of the dividend or distribution payable to the stockholder. Any stock received in a dividend or distribution will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. Stockholder’s account (as defined below).
Participants in the plan have the option of making additional cash payments to the plan administrator for investment in the shares at the then current market price. Such payments may be made in any amount from $25 to $10,000 per transaction.

Participants in the plan may also elect to have funds electronically withdrawn from their checking or savings account each month. Direct debit of cash will be performed on the 10th of each month. Participants may elect this option by submitting a written authorization form or by enrolling online at the plan administrator’s website. The plan administrator will use all funds received from participants since the prior investment of funds to purchase shares of our common stock in the open market. We will not use newly-issued shares of our common stock to implement such purchases. Purchase orders will be submitted daily. The Plan Administrator may, at its discretion, submit purchase orders less frequently but no later than 30 days after receipt. The plan administrator will charge each stockholder who makes such additional cash payments $2.50, plus a $0.10 per share brokerage commission. Cash dividends and distributions payable on all shares credited to your plan account will be automatically reinvested in additional shares pursuant to the terms of the plan. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. Instructions sent by a participant to the plan administrator in connection with such participant’s cash payment may not be rescinded.
Participants may terminate their accounts under the plan by notifying the plan administrator via its website at www.amstock.com or by filling out the transaction request form located at the bottom of their statement and sending it to the plan administrator at American Stock Transfer & Trust Company, P.O. Box 922, Wall Street Station, New York, NY 10269-0560 or by calling the plan administrator’s Interactive Voice Response System at (888) 888-0313. Upon termination, the stockholder will receive certificates for the full shares credited to your plan account. If you elect to receive cash, the plan administrator sells such shares and delivers a check for the proceeds, less the $0.10 per share commission and the plan administrator’s transaction fee of $15. In every case of termination, fractional shares credited to a terminating plan account are paid in cash at the then-current market price, less any commission and transaction fee.
The plan may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to any payable date for the payment of any dividend by us or distribution pursuant to any additional cash payment made. All correspondence concerning the plan should be directed to the plan administrator by mail at American Stock Transfer and Trust Company LLC, 6201 15th Avenue, Brooklyn, New York 11219, or by telephone at 888-888-0313.
Stockholders who purchased their shares through or hold their shares in the name of a broker or financial institution should consult with a representative of their broker or financial institution with respect to their participation in our dividend reinvestment plan and direct stock purchase plan. Such holders of our stock may not be identified as our registered stockholders with the plan administrator and may not automatically have their cash dividend or distribution reinvested in shares of our common stock by the plan administrator.

1. How do I purchase shares if I am not an existing registered holder?
To make an investment online, log on to www.amstock.com, click on “Shareholders” followed by “Invest Online,” then select “All Plans” from the left toolbar. Select “Prospect Capital Corporation” Common Stock,” followed by “Invest Now.” Follow the “Steps to Invest,” which will guide you through the six-step investment process. Follow the prompts to provide your banking account number and ABA routing number to allow for the direct debit of funds from your savings or checking account. You will receive a receipt of your transaction upon completion of the investment process, as well as a subsequent e-mail confirming the number of shares purchased and their price (generally within two business days). To invest by mail, complete an Enrollment Application, which can be obtained by calling the Plan Administrator at 1-888-888-0313, and enclose a check made payable to American Stock Transfer & Trust Company, LLC for the value of your investment. The Enrollment Application may also be downloaded from the Plan Administrator’s website (www.amstock.com). The minimum initial investment is $250.00. The maximum investment is $10,000.00 per transaction. Once you are a stockholder, the minimum purchase amount is reduced to $25.00. For purchases made with voluntary contributions, there is a transaction fee of $2.50 per purchase and a per-share commission of $0.10, each to be paid by the participants in the Plan. Your cash payment, less applicable service charges, fees and commissions, will be used to purchase shares on the open market for your account. Both full and fractional shares, up to three decimal places, will be credited to your Plan account. The Plan Administrator will commingle net funds (if applicable) with cash payments from all participants to purchase shares in the open market. Purchase orders will be submitted daily. The Plan Administrator may, at its discretion, submit purchase orders less frequently but no later than 30 days after receipt. No interest will be paid by the Plan Administrator pending investment. Instructions sent to the Plan Administrator may not be rescinded. You may also authorize the Plan Administrator, on the enrollment application or the Plan Administrator’s website, to make monthly purchases of a specified dollar amount, by automatic withdrawal from your bank account. Funds will be withdrawn from your bank account, via electronic funds transfer (EFT), on the 10th day of each month (or the next following day if the 10th is not a business day). To terminate monthly purchases by automatic withdrawal, please send the Plan Administrator written, signed instructions, which must be received by the Plan Administrator not less than 3 business days prior to an automatic withdrawal for such termination to take effect prior to such withdrawal. It is your responsibility to notify the Plan Administrator if your direct debit information changes. If a check or ACH withdrawal is returned to the Plan Administrator as “unpaid,” the Plan Administrator will sell shares if already purchased and liquidate additional shares, if necessary, to reimburse itself for any loss incurred, as well as a returned check fee of $25.00. This is in addition to any other rights the Plan Administrator may have.
Stockholders who purchased their shares through or hold their shares in the name of a broker or financial institution should consult with a representative of their broker or financial institution with respect to their participation in the Plan. Such holders of common stock may not be identified as registered stockholders of Prospect Capital Corporation with the Plan Administrator.
2. How do I purchase additional shares if I am already a registered stockholder?
Additional shares may be purchased at any time. All of the terms outlined in Section #1 above apply, except the minimum investment is only $25.00. To make an investment online, log on to www.amstock.com and select “Shareholders” followed by “Account Access and General Information,” and finally “Account Access.” You will be prompted to enter your Unique Account ID. If you do not have a Unique Account ID, register directly online and your Unique Account ID will be provided. Follow the prompts when registering for your Unique Account ID. From the left toolbar, select “Purchase Additional Shares” and complete the steps. Optional cash payments may also be mailed to the Plan Administrator using the tear-off portion of your account statement (sent in conjunction with each scheduled dividend) or purchase transaction advice, or via detailed written instructions. You may also authorize the Plan Administrator, on an enrollment application or the Plan Administrator’s website, to make monthly purchases of a specified dollar amount by automatic withdrawal from your bank account. Funds will be withdrawn from your bank account, via electronic funds transfer (EFT), on the 10th day of each month (or the next following day if the 10th is not a business day). To terminate monthly purchases by automatic withdrawal, you must send the Plan Administrator written, signed instructions. It is your responsibility to notify the Plan Administrator if your direct debit information changes. All shares will be purchased in the open market at the current market price.

LEGAL MATTERS
The legality of the notes will be passed upon for the Company by Joseph Ferraro, our General Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (“Skadden, Arps”), New York, New York, and Venable LLP, as special Maryland counsel, Baltimore, Maryland, will pass on certain matters for the Company. Troutman Sanders LLP will pass on certain matters for the agents. Skadden, Arps and Venable LLP each have from time to time acted as counsel for us and our subsidiaries and may do so in the future.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BDO USA, LLP is the independent registered public accounting firm for the Company.
AVAILABLE INFORMATION
We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to the notes offered by this prospectus supplement and accompanying prospectus. The registration statement contains additional information about us and the notes being registered by this prospectus supplement and accompanying prospectus. We file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Exchange Act. This information and the information specifically regarding how we voted proxies relating to portfolio securities for the period ended June 30, 2015, are available free of charge by contacting us at 10 East 40th Street, 42nd floor, New York, NY 10016 or by telephone at toll-free (888) 748-0702. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street NE, Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC which are available on the SEC’s Internet site at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.
No dealer, salesperson or other individual has been authorized to give any information or to make any representation other than those contained in this prospectus supplement and accompanying prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by us or the Purchasing Agent or any agent. This prospectus supplement does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which such an offer or solicitation is not authorized or in which the person making such offer or solicitation is not qualified to do so, or to any person to whom it is unlawful to make such offer or solicitation. Neither the delivery of this prospectus supplement and accompanying prospectus nor any sale made hereunder shall, under any circumstances, create any implication that there has been no change in our affairs or that information contained herein is correct as of any time subsequent to the date hereof.

F-1

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES
(in thousands, except share and per share data)

	December 31, 2015	June 30, 2015
	(Unaudited)	(Audited)
Assets
Investments at fair value:
Control investments (amortized cost of $2,006,363 and $1,894,644, respectively)	$2,008,634	$1,974,202
Affiliate investments (amortized cost of $2,228 and $45,150, respectively)	3,368	45,945
Non-control/non-affiliate investments (amortized cost of $4,372,819 and $4,619,582, respectively)	4,167,668	4,589,411
Total investments at fair value (amortized cost of $6,381,410 and $6,559,376, respectively)	6,179,670	6,609,558
Cash and cash equivalents	78,354	110,026
Receivables for:
Interest, net	15,120	20,408
Other	2,473	2,885
Prepaid expenses	765	757
Deferred financing costs	53,990	54,420
Total Assets	6,330,372	6,798,054

Liabilities
Revolving Credit Facility (Notes 4 and 8)	58,000	368,700
Convertible Notes (Notes 5 and 8)	1,089,500	1,239,500
Public Notes (Notes 6 and 8)	708,191	548,094
Prospect Capital InterNotes® (Notes 7 and 8)	894,125	827,442
Commitments and Contingencies (Note 3)	—	—
Due to broker	—	26,778
Interest payable	40,807	39,659
Dividends payable	29,616	29,923
Due to Prospect Administration (Note 13)	7,848	4,238
Due to Prospect Capital Management (Note 13)	57,182	2,550
Accrued expenses	5,167	3,408
Other liabilities	8,509	4,713
Total Liabilities	2,898,945	3,095,005
Net Assets	$3,431,427	$3,703,049

Components of Net Assets
Common stock, par value $0.001 per share (1,000,000,000 common shares authorized; 355,411,712 and 359,090,759 issued and outstanding, respectively) (Note 9)	$355	$359
Paid-in capital in excess of par (Note 9)	3,955,406	3,975,672
Accumulated overdistributed net investment income	(4,449)	(21,077)
Accumulated net realized loss on investments and extinguishment of debt	(318,145)	(302,087)
Net unrealized (depreciation) appreciation on investments	(201,740)	50,182
Net Assets	$3,431,427	$3,703,049

Net Asset Value Per Share (Note 16)	$9.65	$10.31

See notes to consolidated financial statements.
F-2

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except share and per share data)
(Unaudited)

	Three Months Ended December 31,		Six Months Ended December 31,
	2015	2014	2015	2014
Investment Income
Interest income:
Control investments	$51,429	$50,684	$103,373	$95,812
Affiliate investments	11	1,004	896	1,841
Non-control/non-affiliate investments	88,161	97,331	181,869	196,109
Structured credit securities	46,902	39,795	91,668	79,192
Total interest income	186,503	188,814	377,806	372,954
Dividend income:
Control investments	13,545	2,651	16,758	3,410
Affiliate investments	—	(651)	—	778
Non-control/non-affiliate investments	1	—	3	22
Money market funds	—	11	—	26
Total dividend income	13,546	2,011	16,761	4,236
Other income:
Control investments	3,270	3,069	5,679	8,732
Affiliate investments	—	—	—	226
Non-control/non-affiliate investments	5,872	4,989	9,196	14,756
Total other income (Note 10)	9,142	8,058	14,875	23,714
Total Investment Income	209,191	198,883	409,442	400,904
Operating Expenses
Investment advisory fees:
Base management fee (Note 13)	31,781	34,034	64,735	67,199
Income incentive fee (Note 13)	25,224	22,831	48,034	46,447
Total investment advisory fees	57,005	56,865	112,769	113,646
Interest and credit facility expenses	42,205	42,244	84,162	85,158
Legal fees	737	395	2,152	1,558
Valuation services	400	459	863	909
Audit, compliance and tax related fees	1,192	924	3,069	1,591
Allocation of overhead from Prospect Administration (Note 13)	2,000	3,014	6,178	5,430
Insurance expense	213	121	439	252
Directors’ fees	94	94	188	188
Excise tax	1,300	1,775	1,300	1,775
Other general and administrative expenses	3,152	1,667	6,187	4,609
Total Operating Expenses	108,298	107,558	217,307	215,116
Net Investment Income	100,893	91,325	192,135	185,788

Net realized losses on investments	(5,318)	(133,102)	(7,453)	(156,013)
Net change in unrealized (depreciation) appreciation on investments	(190,647)	127,747	(251,922)	140,303
Net realized and unrealized losses on investments	(195,965)	(5,355)	(259,375)	(15,710)
Net realized losses on extinguishment of debt	(48)	—	(63)	—
Net (Decrease) Increase in Net Assets Resulting from Operations	$(95,120)	$85,970	$(67,303)	$170,078
Net (decrease) increase in net assets resulting from operations per share	$(0.27)	$0.24	$(0.19)	$0.49
Dividends declared per share	$(0.25)	$(0.33)	$(0.50)	$(0.66)

See notes to consolidated financial statements.
F-3

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS
(in thousands, except share data)
(Unaudited)

	Six Months Ended December 31,
	2015	2014
Operations
Net investment income	$192,135	$185,788
Net realized losses on investments	(7,453)	(156,013)
Net change in unrealized (depreciation) appreciation on investments	(251,922)	140,303
Net realized losses on extinguishment of debt	(63)	—
Net (Decrease) Increase in Net Assets Resulting from Operations	(67,303)	170,078

Distributions to Shareholders
Distribution from net investment income	(177,942)	(232,449)
Distribution of return of capital	—	—
Net Decrease in Net Assets Resulting from Distributions to Shareholders	(177,942)	(232,449)

Common Stock Transactions
Issuance of common stock, net of underwriting costs	—	146,085
Less: Offering costs from issuance of common stock	118	(488)
Repurchase of common stock under stock repurchase program	(34,140)	—
Value of shares issued through reinvestment of dividends	7,645	7,669
Net (Decrease) Increase in Net Assets Resulting from Common Stock Transactions	(26,377)	153,266

Total (Decrease) Increase in Net Assets	(271,622)	90,895
Net assets at beginning of period	3,703,049	3,618,182
Net Assets at End of Period	$3,431,427	$3,709,077

Common Stock Activity
Shares sold	—	14,845,556
Shares repurchased under stock repurchase program	(4,708,750)	—
Shares issued through reinvestment of dividends	1,029,703	777,928
Net shares (repurchased) issued due to common stock activity	(3,679,047)	15,623,484
Shares issued and outstanding at beginning of period	359,090,759	342,626,637
Shares Issued and Outstanding at End of Period	355,411,712	358,250,121

See notes to consolidated financial statements.
F-4

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands, except share data)
(Unaudited)

	Six Months Ended December 31,
	2015	2014
Operating Activities
Net (decrease) increase in net assets resulting from operations	$(67,303)	$170,078
Net realized losses on extinguishment of debt	63	—
Net realized losses on investments	7,453	156,013
Net change in unrealized depreciation (appreciation) on investments	251,922	(140,303)
Amortization of discounts and premiums, net	40,627	37,332
Accretion of discount on Public Notes (Note 6)	98	117
Amortization of deferred financing costs	6,916	6,688
Payment-in-kind interest	(4,140)	(10,287)
Structuring fees	(6,906)	(15,081)
Change in operating assets and liabilities:
Payments for purchases of investments	(1,118,889)	(1,384,542)
Proceeds from sale of investments and collection of investment principal	1,259,821	1,086,884
Decrease in interest receivable, net	5,288	2,303
Decrease (increase) in other receivables	412	(165)
(Increase) decrease in prepaid expenses	(8)	1,899
Decrease in due to broker	(26,778)	—
Increase in interest payable	1,148	3,316
Increase in due to Prospect Administration	3,610	1,810
Increase in due to Prospect Capital Management	54,632	56,933
Increase (decrease) in accrued expenses	1,759	(329)
Increase (decrease) in other liabilities	3,796	(720)
Net Cash Provided by (Used in) Operating Activities	413,521	(28,054)
Financing Activities
Borrowings under Revolving Credit Facility (Note 4)	536,000	839,000
Principal payments under Revolving Credit Facility (Note 4)	(846,700)	(753,300)
Issuance of Public Notes (Note 6)	160,000	—
Redemption of Convertible Notes (Note 5)	(150,000)	—
Issuances of Prospect Capital InterNotes® (Note 7)	69,289	21,789
Redemptions of Prospect Capital InterNotes®, net (Note 7)	(2,606)	(22,142)
Financing costs paid and deferred	(6,549)	(7,633)
Cost of shares repurchased under stock repurchase program	(34,140)	—
Proceeds from issuance of common stock, net of underwriting costs	—	146,085
Offering costs from issuance of common stock	118	(488)
Dividends paid	(170,605)	(223,001)
Net Cash (Used in) Provided by Financing Activities	(445,193)	310

Total Decrease in Cash and Cash Equivalents	(31,672)	(27,744)
Cash and cash equivalents at beginning of period	110,026	134,225
Cash and Cash Equivalents at End of Period	$78,354	$106,481

Supplemental Disclosures
Cash paid for interest	$75,735	$75,037
Non-Cash Financing Activities
Value of shares issued through reinvestment of dividends	$7,645	$7,669

See notes to consolidated financial statements.
F-5

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS
(in thousands, except share data)

			December 31, 2015 (Unaudited)
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets

LEVEL 3 PORTFOLIO INVESTMENTS

Control Investments (greater than 25.00% voting control)(49)

American Property REIT Corp.(32)	Various / Real Estate	Senior Secured Term Loan (6.00% (LIBOR + 4.00% with 2.00% LIBOR floor) plus 5.50% PIK, due 4/1/2019)(4)(6)(20)	$69,635	$69,635	$69,635	2.0%
		Common Stock (307,846 shares)		24,383	34,319	1.0%
		Net Operating Income Interest (5% of Net Operating Income)		—	7,360	0.2%
				94,018	111,314	3.2%
Arctic Energy Services, LLC(30)	Wyoming / Oil & Gas Services	Class D Units (32,915 units)		31,640	33,882	1.0%
		Class E Units (21,080 units)		20,230	18,942	0.6%
		Class A Units (700 units)		9,006	—	—%
		Class C Units (10 units)		—	—	—%
				60,876	52,824	1.6%
CCPI Inc.(33)	Ohio / Manufacturing	Senior Secured Term Loan A (10.00%, due 12/31/2017)(3)	12,538	12,538	12,538	0.4%
		Senior Secured Term Loan B (12.00% plus 7.00% PIK, due 12/31/2017)(6)	9,158	9,158	9,158	0.3%
		Common Stock (14,857 shares)		6,636	19,294	0.6%
				28,332	40,990	1.3%
CP Energy Services Inc.(38)	Oklahoma / Oil & Gas Services	Series B Convertible Preferred Stock (1,043 shares)		98,273	75,501	2.2%
		Common Stock (2,924 shares)		15,227	—	—%
				113,500	75,501	2.2%
Credit Central Loan Company, LLC(34)	South Carolina / Consumer Finance	Subordinated Term Loan (10.00% plus 10.00% PIK, due 6/26/2019)(6)(22)	36,333	36,333	36,333	1.1%
		Class A Shares (7,500,000 shares)(22)		11,633	13,938	0.4%
		Net Revenues Interest (25% of Net Revenues)(22)		—	3,920	0.1%
				47,966	54,191	1.6%
Echelon Aviation LLC	New York / Aerospace & Defense	Senior Secured Term Loan (11.75% (LIBOR + 9.75% with 2.00% LIBOR floor) plus 2.25% PIK, due 3/31/2022)(4)(6)(20)	40,808	40,808	40,808	1.2%
		Membership Interest (99%)		19,907	25,480	0.7%
				60,715	66,288	1.9%
Edmentum Ultimate Holdings, LLC(47)	Minnesota / Consumer Services	Second Lien Revolving Credit Facility to Edmentum, Inc. – $7,834 Commitment (5.00%, due 6/9/2020)(19)(25)		—	—	—%
		Unsecured Senior PIK Note (8.50% PIK, due 6/9/2020)(6)	6,077	6,077	6,077	0.2%
		Unsecured Junior PIK Note (10.00% PIK, due 6/9/2020)(6)	27,430	20,931	21,192	0.6%
		Class A Common Units (370,964.14 units)		6,577	8,400	0.2%
				33,585	35,669	1.0%
First Tower Finance Company LLC(29)	Mississippi / Consumer Finance	Subordinated Term Loan to First Tower, LLC (10.00% plus 12.00% PIK, due 6/24/2019)(6)(22)	255,249	255,249	255,249	7.4%
		Class A Shares (86,711,624.89 shares)(22)		70,476	102,822	3.0%
				325,725	358,071	10.4%
Freedom Marine Solutions, LLC(8)	Louisiana / Oil & Gas Services	Membership Interest (100%)		39,811	25,560	0.7%
				39,811	25,560	0.7%

See notes to consolidated financial statements.
F-6

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

			December 31, 2015 (Unaudited)
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets

LEVEL 3 PORTFOLIO INVESTMENTS

Control Investments (greater than 25.00% voting control)(49)

Gulf Coast Machine & Supply Company	Texas / Manufacturing	Senior Secured Term Loan (10.50% (LIBOR + 8.50% with 2.00% LIBOR floor), in non-accrual status effective 1/1/2015, due 10/12/2017)(4)(20)	$34,407	$31,924	$9,403	0.3%
		Series A Convertible Preferred Stock (99,900 shares)		25,950	—	—%
				57,874	9,403	0.3%
Harbortouch Payments, LLC(43)	Pennsylvania / Business Services	Senior Secured Term Loan A (9.00% (LIBOR + 7.00% with 2.00% LIBOR floor), due 9/30/2017)(3)(4)(20)	128,586	128,586	128,586	3.7%
		Senior Secured Term Loan B (5.50% (LIBOR + 4.00% with 1.50% LIBOR floor) plus 5.50% PIK, due 3/31/2018)(4)(6)(20)	144,878	144,878	144,878	4.2%
		Senior Secured Term Loan C (13.00% (LIBOR + 9.00% with 4.00% LIBOR floor), due 9/29/2018)(4)(20)	20,688	20,688	20,688	0.6%
		Class C Shares (535 shares)		8,702	49,635	1.4%
				302,854	343,787	9.9%
MITY, Inc.(17)	Utah / Durable Consumer Products	Senior Secured Note A (10.00% (LIBOR + 7.00% with 3.00% LIBOR floor), due 3/19/2019)(3)(4)(20)	18,250	18,250	18,250	0.5%
		Senior Secured Note B (10.00% (LIBOR + 7.00% with 3.00% LIBOR floor) plus 10.00% PIK, due 3/19/2019)(4)(6)(20)	16,442	16,442	16,442	0.5%
		Subordinated Unsecured Note to Broda Enterprises ULC (10.00%, due on demand)(22)	7,200	7,200	5,316	0.2%
		Common Stock (42,053 shares)		6,849	13,966	0.4%
				48,741	53,974	1.6%
National Property REIT Corp.(40)	Various / Real Estate	Senior Secured Term Loan A (6.00% (LIBOR + 4.00% with 2.00% LIBOR floor) plus 5.50% PIK, due 4/1/2019)(4)(6)(20)	171,413	171,413	171,413	5.0%
		Senior Secured Term Loan E (11.00% (LIBOR + 9.00% with 2.00% LIBOR floor) plus 5.00% PIK, due 4/1/2019)(4)(6)(20)	137,539	137,539	137,539	4.0%
		Senior Secured Term Loan C to ACL Loan Holdings, Inc. (11.00% (LIBOR + 9.00% with 2.00% LIBOR floor) plus 5.00% PIK, due 4/1/2019)(4)(6)(20)(22)	131,950	131,950	131,950	3.8%
		Common Stock (770,432 shares)		119,394	105,554	3.1%
		Net Operating Income Interest (5% of Net Operating Income)		—	21,419	0.6%
				560,296	567,875	16.5%
Nationwide Loan Company LLC(36)	Illinois / Consumer Finance	Senior Subordinated Term Loan to Nationwide Acceptance LLC (10.00% plus 10.00% PIK, due 6/18/2019)(6)(22)	16,696	16,696	16,696	0.5%
		Class A Shares (30,192,535 shares)(22)		14,794	16,016	0.5%
				31,490	32,712	1.0%
NMMB, Inc.(24)	New York / Media	Senior Secured Note (14.00%, due 5/6/2016)	3,714	3,714	3,714	0.1%
		Senior Secured Note to Armed Forces Communications, Inc. (14.00%, due 5/6/2016)	7,000	7,000	7,000	0.2%
		Series A Preferred Stock (7,200 shares)		7,200	2,781	0.1%
		Series B Preferred Stock (5,669 shares)		5,669	—	—%
				23,583	13,495	0.4%
R-V Industries, Inc.	Pennsylvania / Manufacturing	Senior Subordinated Note (10.00% (LIBOR + 9.00% with 1.00% LIBOR floor), due 6/12/2018)(3)(4)(20)	29,237	29,237	29,237	0.9%
		Common Stock (545,107 shares)		5,087	4,309	0.1%
		Warrant (to purchase 200,000 shares of Common Stock, expires 6/30/2017)		1,682	1,581	—%
				36,006	35,127	1.0%

See notes to consolidated financial statements.
F-7

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

			December 31, 2015 (Unaudited)
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets

LEVEL 3 PORTFOLIO INVESTMENTS

Control Investments (greater than 25.00% voting control)(49)

United Property REIT Corp.(41)	Various / Real Estate	Senior Term Loan (6.00% (LIBOR + 4.00% with 2.00% LIBOR floor) plus 5.50% PIK, due 4/1/2019)(4)(6)(20)	$67,252	$67,252	$67,252	2.0%
		Common Stock (75,382 shares)		13,854	14,452	0.4%
		Net Operating Income Interest (5% of Net Operating Income)		—	10,698	0.3%
				81,106	92,402	2.7%
Valley Electric Company, Inc.(35)	Washington / Construction & Engineering	Senior Secured Note to Valley Electric Co. of Mt. Vernon, Inc. (8.00% (LIBOR + 5.00% with 3.00% LIBOR floor) plus 2.50% PIK, due 12/31/2017)(3)(4)(6)(20)	10,430	10,430	10,430	0.3%
		Senior Secured Note (10.00% plus 8.50% PIK, due 12/31/2018)(6)	23,251	23,251	23,251	0.7%
		Common Stock (50,000 shares)		26,204	4,897	0.1%
				59,885	38,578	1.1%
Wolf Energy, LLC(37)	Kansas / Oil & Gas Production	Senior Secured Promissory Note secured by assets formerly owned by H&M (18.00%, in non-accrual status effective 4/15/2013, due 4/15/2018)	35,050	—	854	—%
		Membership Interest (100%)		—	—	—%
		Net Profits Interest (8% of Equity Distributions)(7)		—	19	—%
				—	873	—%
Total Control Investments				$2,006,363	$2,008,634	58.5%

Affiliate Investments (5.00% to 24.99% voting control)(50)

BNN Holdings Corp.	Michigan / Healthcare	Series A Preferred Stock (9,925.455 shares)(13)	$2,228	$2,771	0.1%
		Series B Preferred Stock (1,753.636 shares)(13)	—	597	—%
			2,228	3,368	0.1%
Total Affiliate Investments			$2,228	$3,368	0.1%

See notes to consolidated financial statements.
F-8

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

			December 31, 2015 (Unaudited)
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets

LEVEL 3 PORTFOLIO INVESTMENTS

Non-Control/Non-Affiliate Investments (less than 5.00% voting control)

AFI Shareholder, LLC (f/k/a Aircraft Fasteners International, LLC)	California / Machinery	Class A Units (32,500 units)	$—	$361	$549	—%
				361	549	—%
Airmall Inc.(27)	Pennsylvania / Property Management	Escrow Receivable(27)	—	5,880	3,970	0.1%
				5,880	3,970	0.1%
Ajax Rolled Ring & Machine, LLC(42)	South Carolina / Manufacturing	Escrow Receivable(42)	—	1,264	2,259	0.1%
				1,264	2,259	0.1%
ALG USA Holdings, LLC	Pennsylvania / Hotels, Restaurants & Leisure	Second Lien Term Loan (10.25% (LIBOR + 9.00% with 1.25% LIBOR floor), due 2/28/2020)(4)(16)(20)	11,771	11,611	11,771	0.3%
				11,611	11,771	0.3%
American Gilsonite Company	Utah / Metal Services & Minerals	Membership Interest (99.9999%)(15)	—	—	—	—%
				—	—	—%
Apidos CLO IX	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 18.17%)(11)(12)(22)	23,525	20,400	20,618	0.6%
				20,400	20,618	0.6%
Apidos CLO XI	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 14.58%)(11)(12)(22)	38,340	30,547	27,324	0.8%
				30,547	27,324	0.8%
Apidos CLO XII	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 15.83%)(11)(12)(22)	44,063	36,216	32,126	0.9%
				36,216	32,126	0.9%
Apidos CLO XV	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 13.86%)(11)(12)(22)	36,515	32,554	26,304	0.8%
				32,554	26,304	0.8%
Apidos CLO XXII	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 16.02%)(11)(12)(22)(48)	31,350	27,440	24,338	0.7%
				27,440	24,338	0.7%
Arctic Glacier U.S.A., Inc.	Minnesota / Food Products	Second Lien Term Loan (10.50% (LIBOR + 9.25% with 1.25% LIBOR floor), due 11/10/2019)(3)(4)(20)	150,000	150,000	146,373	4.3%
				150,000	146,373	4.3%

See notes to consolidated financial statements.
F-9

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

			December 31, 2015 (Unaudited)
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets

LEVEL 3 PORTFOLIO INVESTMENTS

Non-Control/Non-Affiliate Investments (less than 5.00% voting control)

Ark-La-Tex Wireline Services, LLC	Louisiana / Oil & Gas Services	Senior Secured Term Loan A (6.50% (LIBOR + 5.50% with 1.00% LIBOR floor), due 4/8/2019)(3)(4)(21)	$21,463	$21,463	$15,468	0.5%
		Senior Secured Term Loan B (10.50% (LIBOR + 9.50% with 1.00% LIBOR floor), due 4/8/2019)(3)(4)(21)	23,391	23,391	10,044	0.3%
				44,854	25,512	0.8%
Armor Holding II LLC	New York / Diversified Financial Services	Second Lien Term Loan (10.25% (LIBOR + 9.00% with 1.25% LIBOR floor), due 12/26/2020)(3)(4)(16)(20)	7,000	6,897	6,869	0.2%
				6,897	6,869	0.2%
Atlantis Health Care Group (Puerto Rico), Inc.	Puerto Rico / Healthcare	Revolving Line of Credit – $4,000 Commitment (13.00% (LIBOR + 11.00% with 2.00% LIBOR floor), due 8/21/2016)(4)(20)(25)	2,350	2,350	2,350	0.1%
		Senior Term Loan (10.00% (LIBOR + 8.00% with 2.00% LIBOR floor), due 2/21/2018)(3)(4)(20)	38,364	38,364	38,136	1.1%
				40,714	40,486	1.2%
Babson CLO Ltd. 2014-III	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 14.90%)(11)(12)(22)(48)	52,250	45,695	41,377	1.2%
				45,695	41,377	1.2%
Broder Bros., Co.	Pennsylvania / Textiles, Apparel & Luxury Goods	Senior Secured Term Loan A (7.00% (LIBOR + 5.75% with 1.25% LIBOR floor), due 6/03/2021)(3)(4)(21)	122,212	122,212	122,212	3.6%
		Senior Secured Term Loan B (13.50% (LIBOR + 12.25% with 1.25% LIBOR floor), due 6/03/2021)(4)(21)	122,458	122,458	122,458	3.6%
				244,670	244,670	7.2%
Brookside Mill CLO Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 17.64%)(11)(12)(22)	26,000	20,620	20,596	0.6%
				20,620	20,596	0.6%
Caleel + Hayden, LLC	Colorado / Personal & Nondurable Consumer Products	Membership Interest(31)		—	266	—%
				—	266	—%
Capstone Logistics Acquisition, Inc.	Georgia / Business Services	Second Lien Term Loan (9.25% (LIBOR + 8.25% with 1.00% LIBOR floor), due 10/7/2022)(3)(4)(16)(21)	102,500	101,928	98,743	2.9%
				101,928	98,743	2.9%
Cent CLO 17 Limited	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 14.10%)(11)(12)(22)	24,870	19,561	18,240	0.5%
				19,561	18,240	0.5%

See notes to consolidated financial statements.
F-10

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

			December 31, 2015 (Unaudited)
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets

LEVEL 3 PORTFOLIO INVESTMENTS

Non-Control/Non-Affiliate Investments (less than 5.00% voting control)

Cent CLO 20 Limited	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 11.98%)(11)(12)(22)	$40,275	$34,219	$28,675	0.8%
				34,219	28,675	0.8%
Cent CLO 21 Limited	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 13.91%)(11)(12)(22)(48)	48,528	40,592	36,245	1.1%
				40,592	36,245	1.1%
CIFC Funding 2011-I, Ltd.	Cayman Islands / Structured Finance	Class D Senior Secured Notes (5.32% (LIBOR + 5.00%, due 1/19/2023)(4)(9)(22)(20)	19,000	15,797	17,703	0.5%
		Class E Subordinated Notes (7.32% (LIBOR + 7.00%, due 1/19/2023)(4)(9)(22)(20)	15,400	13,142	13,897	0.4%
				28,939	31,600	0.9%
CIFC Funding 2013-III, Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 14.94%)(11)(12)(22)	44,100	33,696	29,800	0.9%
				33,696	29,800	0.9%
CIFC Funding 2013-IV, Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 15.72%)(11)(12)(22)	45,500	34,608	33,242	1.0%
				34,608	33,242	1.0%
CIFC Funding 2014-IV Investor, Ltd.	Cayman Islands / Structured Finance	Income Notes (Residual Interest, current yield 14.37%)(11)(12)(22)(48)	41,500	33,081	30,264	0.9%
				33,081	30,264	0.9%
Cinedigm DC Holdings, LLC	New York / Software & Computer Services	Senior Secured Term Loan (11.00% (LIBOR + 9.00% with 2.00% LIBOR floor) plus 2.50% PIK, due 3/31/2021)(4)(6)(20)	66,965	66,915	66,965	2.0%
				66,915	66,965	2.0%
Coverall North America, Inc.	Florida / Commercial Services	Senior Secured Term Loan A (7.00% (LIBOR + 6.00% with 1.00% LIBOR floor), due 11/02/2020)(3)(4)	24,750	24,750	24,750	0.7%
		Senior Secured Term Loan B(12.00% (LIBOR + 11.00% with 1.00% LIBOR floor), due 11/02/2020)(3)(4)	25,000	25,000	25,000	0.7%
				49,750	49,750	1.4%

See notes to consolidated financial statements.
F-11

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

			December 31, 2015 (Unaudited)
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets

LEVEL 3 PORTFOLIO INVESTMENTS

Non-Control/Non-Affiliate Investments (less than 5.00% voting control)

Crosman Corporation	New York / Manufacturing	Senior Secured Term Loan A (9.13% (LIBOR + 8.70% with 0.39% LIBOR floor) plus 4.00% PIK, due 8/5/2020)(3)(4)(6)(21)	$53,235	$53,235	$53,235	1.6%
		Senior Secured Term Loan B (16.13% (LIBOR + 15.70% with 0.39% LIBOR floor) plus 4.00% PIK, due 8/5/2020)(4)(6)(21)	40,560	40,560	38,910	1.1%
				93,795	92,145	2.7%
Easy Gardener Products, Inc.	Texas / Durable Consumer Products	Senior Secured Term Loan (10.61% (LIBOR + 10.00% with 0.25% LIBOR floor), due 09/30/2020)(3)	17,456	17,456	17,456	0.5%
				17,456	17,456	0.5%
Empire Today, LLC	Illinois / Durable Consumer Products	Senior Secured Note (11.375%, due 2/1/2017)(16)	15,700	15,573	14,813	0.4%
				15,573	14,813	0.4%
Fleetwash, Inc.	New Jersey / Business Services	Senior Secured Term Loan B (10.50% (LIBOR + 9.50% with 1.00% LIBOR floor), due 4/30/2019)(3)(4)(20)	24,446	24,446	23,816	0.7%
		Delayed Draw Term Loan – $15,000 Commitment (expires 4/30/2019)(25)		—	—	—%
				24,446	23,816	0.7%
Focus Brands, Inc.	Georgia / Consumer Services	Second Lien Term Loan (10.25% (LIBOR + 9.00% with 1.25% LIBOR floor), due 8/21/2018)(4)(16)(21)	18,000	17,848	18,000	0.5%
				17,848	18,000	0.5%
Galaxy XV CLO, Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 16.04%)(11)(12)(22)	39,275	29,703	28,831	0.8%
				29,703	28,831	0.8%
Galaxy XVI CLO, Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 13.86%)(11)(12)(22)	24,575	19,763	17,885	0.5%
				19,763	17,885	0.5%
Galaxy XVII CLO, Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 13.11%)(11)(12)(22)(48)	39,905	32,104	28,571	0.8%
				32,104	28,571	0.8%
Global Employment Solutions, Inc.	Colorado / Business Services	Senior Secured Term Loan (10.25% (LIBOR + 9.25% with 1.00% LIBOR floor), due 6/26/2020)(3)(4)(21)	49,442	49,442	49,442	1.4%
				49,442	49,442	1.4%

See notes to consolidated financial statements.
F-12

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

			December 31, 2015 (Unaudited)
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets

LEVEL 3 PORTFOLIO INVESTMENTS

Non-Control/Non-Affiliate Investments (less than 5.00% voting control)

Halcyon Loan Advisors Funding 2012-1 Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 22.90%)(11)(12)(22)	$23,188	$19,097	$21,150	0.6%
				19,097	21,150	0.6%
Halcyon Loan Advisors Funding 2013-1 Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 22.59%)(11)(12)(22)	40,400	33,466	34,394	1.0%
				33,466	34,394	1.0%
Halcyon Loan Advisors Funding 2014-1 Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 17.63%)(11)(12)(22)	24,500	19,723	18,826	0.5%
				19,723	18,826	0.5%
Halcyon Loan Advisors Funding 2014-2 Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 18.49%)(11)(12)(22)(48)	41,164	32,877	31,761	0.9%
				32,877	31,761	0.9%
Halcyon Loan Advisors Funding 2015-3 Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 17.54%)(11)(12)(22)(48)	39,598	38,786	37,099	1.1%
				38,786	37,099	1.1%
HarbourView CLO VII, Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 17.63%)(11)(12)(22)(48)	19,025	14,542	13,129	0.4%
				14,542	13,129	0.4%
Harley Marine Services, Inc.	Washington / Transportation	Second Lien Term Loan (10.50% (LIBOR + 9.25% with 1.25% LIBOR floor), due 12/20/2019)(3)(4)(16)(20)	9,000	8,869	8,869	0.3%
				8,869	8,869	0.3%
Hollander Sleep Products, LLC	Florida / Durable Consumer Products	Senior Secured Term Loan (9.00% (LIBOR + 8.00% with 1.00% LIBOR floor), due 10/21/2020)(3)(4)(20)	22,331	22,331	21,897	0.6%
				22,331	21,897	0.6%
ICON Health & Fitness, Inc.	Utah / Durable Consumer Products	Senior Secured Note (11.875%, due 10/15/2016)(16)	10,100	10,096	9,271	0.3%
				10,096	9,271	0.3%
ICV-CSI Holdings, LLC	New York / Transportation	Membership Units (1.6 units)	—	1,639	2,219	0.1%
				1,639	2,219	0.1%

See notes to consolidated financial statements.
F-13

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

			December 31, 2015 (Unaudited)
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets

LEVEL 3 PORTFOLIO INVESTMENTS

Non-Control/Non-Affiliate Investments (less than 5.00% voting control)

Instant Web, LLC	Minnesota / Media	Senior Secured Term Loan A (5.50% (LIBOR + 4.50% with 1.00% LIBOR floor), due 3/28/2019)(4)(20)	$115,933	$115,933	$115,085	3.4%
		Senior Secured Term Loan B (12.00% (LIBOR + 11.00% with 1.00% LIBOR floor), due 3/28/2019)(3)(4)(20)	150,100	150,100	150,100	4.4%
		Senior Secured Term Loan C (12.75% (LIBOR + 11.75% with 1.00% LIBOR floor), due 3/28/2019)(4)(20)	27,000	27,000	27,000	0.8%
		Delayed Draw Term Loan – $16,000 Commitment (expires 5/29/2016)(25)		—	—	—%
				293,033	292,185	8.6%
InterDent, Inc.	California / Healthcare	Senior Secured Term Loan A (6.25% (LIBOR + 5.50% with 0.75% LIBOR floor), due 8/3/2017)(4)(21)	79,979	79,979	79,979	2.3%
		Senior Secured Term Loan B (11.25% (LIBOR + 10.50% with 0.75% LIBOR floor), due 8/3/2017)(3)(4)(21)	131,125	131,125	131,125	3.8%
				211,104	211,104	6.1%
JAC Holding Corporation	Michigan / Transportation	Senior Secured Note (11.50%, due 10/1/2019)(16)	3,000	3,000	2,990	0.1%
				3,000	2,990	0.1%
Jefferson Mill CLO Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 12.24%)(11)(12)(22)(48)	19,500	17,027	13,682	0.4%
				17,027	13,682	0.4%
JHH Holdings, Inc.	Texas / Healthcare	Second Lien Term Loan (11.25% (LIBOR + 10.00% with 1.25% LIBOR floor) plus 0.50% PIK, due 3/30/2019)(3)(4)(6)(20)	35,402	35,402	35,402	1.0%
				35,402	35,402	1.0%
LaserShip, Inc.	Virginia / Transportation	Senior Secured Term Loan A (10.25% (LIBOR + 8.25% with 2.00% LIBOR floor) plus 2.00% PIK, due 3/18/2019)(3)(4)(6)(21)	34,688	34,688	26,196	0.8%
		Senior Secured Term Loan B (10.25% (LIBOR + 8.25% with 2.00% LIBOR floor) plus 2.00% PIK, due 3/18/2019)(3)(4)(6)(21)	21,277	21,277	16,067	0.5%
				55,965	42,263	1.3%
LCM XIV Ltd.	Cayman Islands / Structured Finance	Income Notes (Residual Interest, current yield 17.22%)(11)(12)(22)	30,500	24,013	23,257	0.7%
				24,013	23,257	0.7%

See notes to consolidated financial statements.
F-14

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

			December 31, 2015 (Unaudited)
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets

LEVEL 3 PORTFOLIO INVESTMENTS

Non-Control/Non-Affiliate Investments (less than 5.00% voting control)

Madison Park Funding IX, Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 17.80%)(11)(12)(22)	$31,110	$23,043	$23,580	0.7%
				23,043	23,580	0.7%
Matrixx Initiatives, Inc.	New Jersey / Pharmaceuticals	Senior Secured Term Loan A (7.50% (LIBOR + 6.00% with 1.50% LIBOR floor), due 8/9/2018)(3)(4)(20)	33,014	33,014	32,995	1.0%
		Senior Secured Term Loan B (12.50% (LIBOR + 11.00% with 1.50% LIBOR floor), due 8/9/2018)(3)(4)(20)	40,562	40,562	40,562	1.2%
				73,576	73,557	2.2%
Maverick Healthcare Equity, LLC	Arizona / Healthcare	Preferred Units (1,250,000 units)	—	1,252	2,036	0.1%
		Class A Common Units (1,250,000 units)	—	—	416	—%
				1,252	2,452	0.1%
Mountain View CLO 2013-I Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 19.19%)(11)(12)(22)	43,650	35,469	35,326	1.0%
				35,469	35,326	1.0%
Mountain View CLO IX Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 15.95%)(11)(12)(22)(48)	47,830	46,175	42,110	1.2%
				46,175	42,110	1.2%
Nathan's Famous, Inc.	New York / Food Products	Senior Secured Notes (10.00%, due 3/15/2020)(16)	3,000	3,000	3,000	0.1%
				3,000	3,000	0.1%
NCP Finance Limited Partnership(23)	Ohio / Consumer Finance	Subordinated Secured Term Loan (11.00% (LIBOR + 9.75% with 1.25% LIBOR floor), due 9/30/2018)(3)(4)(16)(21)(22)(23)	16,252	16,040	16,252	0.5%
				16,040	16,252	0.5%
New Century Transportation, Inc.	New Jersey / Transportation	Senior Subordinated Term Loan (12.00% (LIBOR + 10.00% with 2.00% LIBOR floor) plus 4.00% PIK, in non-accrual status effective 4/1/2014, due 2/3/2018)(4)(6)(21)	187	187	—	—%
				187	—	—%
Nixon, Inc.	California / Durable Consumer Products	Senior Secured Term Loan (9.50% plus 2.50% PIK, due 4/16/2018)(3)(6)(16)	14,085	13,939	12,410	0.4%
				13,939	12,410	0.4%
Octagon Investment Partners XV, Ltd.	Cayman Islands / Structured Finance	Income Notes (Residual Interest, current yield 19.58%)(11)(12)(22)	32,921	27,092	26,460	0.8%
				27,092	26,460	0.8%

See notes to consolidated financial statements.
F-15

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

			December 31, 2015 (Unaudited)
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets

LEVEL 3 PORTFOLIO INVESTMENTS

Non-Control/Non-Affiliate Investments (less than 5.00% voting control)

Octagon Investment Partners XVIII, Ltd.	Cayman Islands / Structured Finance	Income Notes (Residual Interest, current yield 21.53%)(11)(12)(22)(48)	$28,200	$21,084	$21,386	0.6%
				21,084	21,386	0.6%
Onyx Payments(44)	Texas / Diversified Financial Services	Revolving Line of Credit – $5,000 Commitment (9.00% (LIBOR + 8.00% with 1.00% LIBOR floor), due 9/10/2016)(4)(20)(25)	1,000	1,000	1,000	—%
		Senior Secured Term Loan A (6.50% (LIBOR + 5.50% with 1.00% LIBOR floor), due 9/10/2019)(3)(4)(20)	50,606	50,606	50,604	1.5%
		Senior Secured Term Loan B (13.50% (LIBOR + 12.50% with 1.00% LIBOR floor), due 9/10/2019)(4)(20)	59,389	59,389	58,593	1.7%
				110,995	110,197	3.2%
Pacific World Corporation	California / Personal & Nondurable Consumer Products	Revolving Line of Credit – $15,000 Commitment (8.00% (LIBOR + 7.00% with 1.00% LIBOR floor), due 9/26/2020)(4)(21)(25)	2,500	2,500	2,500	0.1%
		Senior Secured Term Loan A (6.00% (LIBOR + 5.00% with 1.00% LIBOR floor), due 9/26/2020)(4)(21)	98,750	98,750	92,563	2.7%
		Senior Secured Term Loan B (10.00% (LIBOR + 9.00% with 1.00% LIBOR floor), due 9/26/2020)(3)(4)(21)	98,750	98,750	78,208	2.3%
				200,000	173,271	5.1%
Pelican Products, Inc.	California / Durable Consumer Products	Second Lien Term Loan (9.25% (LIBOR + 8.25% with 1.00% LIBOR floor), due 4/9/2021)(4)(16)(20)	17,500	17,485	16,800	0.5%
				17,485	16,800	0.5%
PeopleConnect Intermediate, LLC (f/k/a Intelius, Inc.)	Washington / Software & Computer Services	Revolving Line of Credit – $1,500 Commitment (9.50% (LIBOR + 8.50% with 1.00% LIBOR floor), due 7/1/2016)(4)(20)(25)	—	—	—	—%
		Senior Secured Term Loan A (6.50% (LIBOR + 5.50% with 1.00% LIBOR floor), due 7/1/2020)(3)(4)(20)	21,321	21,321	21,234	0.6%
		Senior Secured Term Loan B (12.50% (LIBOR + 11.50% with 1.00% LIBOR floor), due 7/1/2020)(3)(4)(20)	21,410	21,410	21,260	0.6%
				42,731	42,494	1.2%
PGX Holdings, Inc.(28)	Utah / Consumer Services	Second Lien Term Loan (10.00% (LIBOR + 9.00% with 1.00% LIBOR floor), due 9/29/2021)(3)(4)(21)(28)	135,000	135,000	135,000	3.9%
				135,000	135,000	3.9%

See notes to consolidated financial statements.
F-16

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

			December 31, 2015 (Unaudited)
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets

LEVEL 3 PORTFOLIO INVESTMENTS

Non-Control/Non-Affiliate Investments (less than 5.00% voting control)

Photonis Technologies SAS	France / Aerospace & Defense	First Lien Term Loan (8.50% (LIBOR + 7.50% with 1.00% LIBOR floor), due 9/18/2019)(4)(16)(20)(22)	$10,282	$10,085	$10,085	0.3%
				10,085	10,085	0.3%
Pinnacle (US) Acquisition Co. Limited	Texas / Software & Computer Services	Second Lien Term Loan (10.50% (LIBOR + 9.25% with 1.25% LIBOR floor), due 8/3/2020)(4)(16)(20)	7,037	6,903	6,505	0.2%
				6,903	6,505	0.2%
PlayPower, Inc.	North Carolina / Durable Consumer Products	Second Lien Term Loan (9.75% (LIBOR + 8.75% with 1.00% LIBOR floor), due 6/23/2022)(3)(4)(16)(20)	11,000	10,843	10,885	0.3%
				10,843	10,885	0.3%
Prime Security Services Borrower, LLC	Illinois / Consumer Services	Second Lien Term Loan (9.75% (LIBOR + 8.75% with 1.00% LIBOR floor), due 7/1/2022)(4)(16)(20)	10,000	9,859	9,859	0.3%
				9,859	9,859	0.3%
PrimeSport, Inc.	Georgia / Hotels, Restaurants & Leisure	Senior Secured Term Loan A (7.00% (LIBOR + 6.00% with 1.00% LIBOR floor), due 2/11/2021)(3)(4)(20)	53,955	53,955	53,925	1.6%
		Senior Secured Term Loan B (12.00% (LIBOR + 11.00% with 1.00% LIBOR floor), due 2/11/2021)(3)(4)(20)	74,500	74,500	74,500	2.2%
				128,455	128,425	3.8%
Prince Mineral Holding Corp.	New York / Metal Services & Minerals	Senior Secured Term Loan (11.50%, due 12/15/2019)(16)	10,000	9,925	7,725	0.2%
				9,925	7,725	0.2%
Rocket Software, Inc.	Massachusetts / Software & Computer Services	Second Lien Term Loan (10.25% (LIBOR + 8.75% with 1.50% LIBOR floor), due 2/8/2019)(3)(4)(16)(20)	20,000	19,826	20,000	0.6%
				19,826	20,000	0.6%
Royal Holdings, Inc.	Indiana / Chemicals	Second Lien Term Loan (8.50% (LIBOR + 7.50% with 1.00% LIBOR floor), due 6/19/2023)(4)(16)(20)	5,000	4,965	4,672	0.1%
				4,965	4,672	0.1%
SCS Merger Sub, Inc. (Sirius)	Texas / Software & Computer Services	Second Lien Term Loan (10.50% (LIBOR + 9.50% with 1.00% LIBOR floor), due 10/30/2023)(3)(4)(16)(21)	20,000	19,419	19,419	0.6%
				19,419	19,419	0.6%
Security Alarm Financing Enterprises, L.P.(45)	California / Consumer Services	Subordinated Unsecured Notes (11.50% (LIBOR + 9.50% with 2.00% LIBOR floor), due 12/19/2020)(4)(21)	25,000	25,000	24,718	0.7%
				25,000	24,718	0.7%
SESAC Holdco II LLC	Tennessee / Media	Second Lien Term Loan (9.00% (LIBOR + 8.00% with 1.00% LIBOR floor), due 4/22/2021)(3)(4)(16)(20)	10,000	9,865	9,665	0.3%
				9,865	9,665	0.3%

See notes to consolidated financial statements.
F-17

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

			December 31, 2015 (Unaudited)
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets

LEVEL 3 PORTFOLIO INVESTMENTS

Non-Control/Non-Affiliate Investments (less than 5.00% voting control)

SITEL Worldwide Corporation	Tennessee / Business Services	Second Lien Term Loan (10.50% (LIBOR + 9.50% with 1.00% LIBOR floor), due 9/18/2022)(4)(16)(20)	$16,000	$15,692	$15,692	0.5%
				15,692	15,692	0.5%
Small Business Whole Loan Portfolio(19)	New York / Online Lending	1,375 small business loans purchased from On Deck Capital, Inc.(26)	31,807	31,807	31,431	0.9%
		Subordinated Notes (Residual Interest, current yield -4.01%) in MarketPlace Loan Trust, Series 2015-OD2(22)		1,064	1,288	—%
				32,871	32,719	0.9%
Spartan Energy Services, Inc.	Louisiana / Oil & Gas Services	Senior Secured Term Loan A (7.00% (LIBOR + 6.00% with 1.00% LIBOR floor), due 12/28/2017)(3)(4)(21)	13,245	13,245	11,401	0.3%
		Senior Secured Term Loan B (11.00% (LIBOR + 10.00% with 1.00% LIBOR floor), due 12/28/2017)(3)(4)(21)	13,757	13,757	11,249	0.3%
				27,002	22,650	0.6%
Speedy Group Holdings Corp.	Canada / Consumer Finance	Senior Unsecured Notes (12.00%, due 11/15/2017)(16)(19)(22)	15,000	15,000	9,067	0.3%
				15,000	9,067	0.3%
Stryker Energy, LLC	Ohio / Oil & Gas Production	Overriding Royalty Interests(18)	—	—	—	—%
				—	—	—%
Sudbury Mill CLO Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 14.28%)(11)(12)(22)	28,200	21,605	19,601	0.6%
				21,605	19,601	0.6%
Symphony CLO IX Ltd.	Cayman Islands / Structured Finance	Preference Shares (Residual Interest, current yield 16.50%)(11)(12)(22)	45,500	33,587	31,970	0.9%
				33,587	31,970	0.9%
Symphony CLO XIV Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 12.24%)(11)(12)(22)(48)	49,250	41,284	36,281	1.1%
				41,284	36,281	1.1%
Symphony CLO XV, Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 12.46%)(11)(12)(22)	50,250	45,302	38,901	1.1%
				45,302	38,901	1.1%
System One Holdings, LLC	Pennsylvania / Business Services	Senior Secured Term Loan (11.25% (LIBOR + 10.50% with 0.75% LIBOR floor), due 11/17/2020)(3)(4)(21)	110,046	110,046	110,046	3.2%
				110,046	110,046	3.2%

See notes to consolidated financial statements.
F-18

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

			December 31, 2015 (Unaudited)
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets

LEVEL 3 PORTFOLIO INVESTMENTS

Non-Control/Non-Affiliate Investments (less than 5.00% voting control)

Targus Group International, Inc.	California / Durable Consumer Products	First Lien Term Loan (11.75% (PRIME + 8.50%) plus 1.00% PIK and 2.00% default interest, in non-accrual status effective 12/31/15, due 5/24/2016)(4)(6)(16)	$21,596	$21,460	$10,280	0.3%
				21,460	10,280	0.3%
TouchTunes Interactive Networks, Inc.	New York / Media	Second Lien Term Loan (9.25% (LIBOR + 8.25% with 1.00% LIBOR floor), due 5/29/2022)(4)(16)(20)	5,000	4,930	4,930	0.1%
				4,930	4,930	0.1%
Traeger Pellet Grills LLC	Oregon / Durable Consumer Products	Senior Secured Term Loan A (6.50% (LIBOR + 4.50% with 2.00% LIBOR floor), due 6/18/2018)(3)(4)(20)	35,081	35,081	34,691	1.0%
		Senior Secured Term Loan B (11.50% (LIBOR + 9.50% with 2.00% LIBOR floor), due 6/18/2018)(3)(4)(20)	36,694	36,694	36,436	1.1%
				71,775	71,127	2.1%
Transaction Network Services, Inc.	Virginia / Telecommunication Services	Second Lien Term Loan (9.00% (LIBOR + 8.00% with 1.00% LIBOR floor), due 8/14/2020)(4)(16)(20)	4,595	4,574	4,478	0.1%
				4,574	4,478	0.1%
Trinity Services Group, Inc.(14)	Florida / Food Products	Senior Secured Term Loan A (6.50% (LIBOR + 5.50% with 1.00% LIBOR floor), due 8/13/2019)(4)(14)(20)	9,726	9,726	9,726	0.3%
		Senior Secured Term Loan B (11.50% (LIBOR + 10.50% with 1.00% LIBOR floor), due 8/13/2019)(3)(4)(14)(20)	100,000	100,000	100,000	2.9%
				109,726	109,726	3.2%
United Sporting Companies, Inc.(5)	South Carolina / Durable Consumer Products	Second Lien Term Loan (12.75% (LIBOR + 11.00% with 1.75% LIBOR floor), due 5/16/2018)(3)(4)(5)(21)	158,238	158,238	141,385	4.1%
				158,238	141,385	4.1%
United States Environmental Services, LLC	Texas / Commercial Services	Senior Secured Term Loan A (7.00% (LIBOR + 6.00% with 1.00% LIBOR floor), due 3/31/2019)(3)(4)(20)	22,950	22,950	20,990	0.6%
		Senior Secured Term Loan B (13.50% (LIBOR + 12.50% with 1.00% LIBOR floor), due 3/31/2019)(3)(4)(20)	36,000	36,000	31,940	0.9%
				58,950	52,930	1.5%
Universal Fiber Systems, LLC(5)	Virginia / Textiles, Apparel & Luxury Goods	Second Lien Term Loan (10.50% (LIBOR + 9.50% with 1.00% LIBOR floor), due 10/02/2022)(3)(4)(16)(21)	37,000	36,287	36,287	1.1%
				36,287	36,287	1.1%
USG Intermediate, LLC	Texas / Durable Consumer Products	Revolving Line of Credit – $5,000 Commitment (10.75% (LIBOR + 9.75% with 1.00% LIBOR floor), due 4/15/2016)(4)(21)(25)	1,000	1,000	1,000	—%
		Senior Secured Term Loan A (8.25% (LIBOR + 7.25% with 1.00% LIBOR floor), due 4/15/2020)(3)(4)(21)	20,498	20,498	20,498	0.6%
		Senior Secured Term Loan B (13.25% (LIBOR + 12.25% with 1.00% LIBOR floor), due 4/15/2020)(3)(4)(21)	21,411	21,411	21,411	0.6%
		Equity	—	1	—	—%
				42,910	42,909	1.2%

See notes to consolidated financial statements.
F-19

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

			December 31, 2015 (Unaudited)
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets

LEVEL 3 PORTFOLIO INVESTMENTS

Non-Control/Non-Affiliate Investments (less than 5.00% voting control)

Venio LLC	Pennsylvania / Business Services	Second Lien Term Loan (12.00% (LIBOR + 9.50% with 2.50% LIBOR floor) plus 2.00% default interest, in non-accrual status effective 12/31/15, due 2/19/2020)(3)(4)(20)	$17,000	$17,000	$12,725	0.4%
				17,000	12,725	0.4%
Voya CLO 2012-2, Ltd.	Cayman Islands / Structured Finance	Income Notes (Residual Interest, current yield 17.34%)(11)(12)(22)	38,070	28,929	28,465	0.8%
				28,929	28,465	0.8%
Voya CLO 2012-3, Ltd.	Cayman Islands / Structured Finance	Income Notes (Residual Interest, current yield 16.90%)(11)(12)(22)	46,632	35,732	33,757	1.0%
				35,732	33,757	1.0%
Voya CLO 2012-4, Ltd.	Cayman Islands / Structured Finance	Income Notes (Residual Interest, current yield 16.67%)(11)(12)(22)	40,613	31,502	30,668	0.9%
				31,502	30,668	0.9%
Voya CLO 2014-1, Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 16.90%)(11)(12)(22)(48)	32,383	27,246	25,687	0.7%
				27,246	25,687	0.7%
Washington Mill CLO Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 13.23%)(11)(12)(22)(48)	22,600	19,327	17,231	0.5%
				19,327	17,231	0.5%
Water Pik, Inc.	Colorado / Personal & Nondurable Consumer Products	Second Lien Term Loan (9.75% (LIBOR + 8.75% with 1.00% LIBOR floor), due 1/8/2021)(4)(16)(20)	15,439	15,059	15,059	0.4%
				15,059	15,059	0.4%
Wheel Pros, LLC	Colorado / Business Services	Senior Subordinated Secured Note (11.00% (LIBOR + 7.00% with 4.00% LIBOR floor), due 6/29/2020)(3)(4)(20)	12,000	12,000	11,995	0.3%
		Subordinated Secured (11.00% (LIBOR + 7.00% with 4.00% LIBOR floor), due 6/29/2020)(3)(4)(20)	5,460	5,460	5,460	0.2%
				17,460	17,455	0.5%
Wind River Resources Corporation(39)	Utah / Oil & Gas Production	Senior Secured Note (13.00% (LIBOR + 7.50% with 5.50% LIBOR floor) plus 3.00% default interest on principal and 16.00% default interest on past due interest, in non-accrual status effective 12/1/2008, past due)(4)(39)	$3,000	$3,000	$—	—%
		Net Profits Interest (5% of Equity Distributions)(7)		—	—	—%

See notes to consolidated financial statements.
F-20

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

			December 31, 2015 (Unaudited)
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets

LEVEL 3 PORTFOLIO INVESTMENTS

Non-Control/Non-Affiliate Investments (less than 5.00% voting control)

				3,000	—	—%
Total Non-Control/Non-Affiliate Investments (Level 3)				$4,372,819	$4,167,668	121.5%

Total Portfolio Investments				$6,381,410	$6,179,670	180.1%

See notes to consolidated financial statements.
F-21

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

			June 30, 2015 (Audited)
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets

LEVEL 3 PORTFOLIO INVESTMENTS

Control Investments (greater than 25.00% voting control)(49)

American Property REIT Corp.(32)	Various / Real Estate	Senior Secured Term Loan (6.00% (LIBOR + 4.00% with 2.00% LIBOR floor) plus 5.50% PIK, due 4/1/2019)(4)(6)(20)	$78,077	$78,077	$78,077	2.1%
		Common Stock (301,845 shares)		22,115	32,098	0.9%
		Net Operating Income Interest (5% of Net Operating Income)		—	8,081	0.2%
				100,192	118,256	3.2%
Arctic Energy Services, LLC(30)	Wyoming / Oil & Gas Services	Senior Secured Term Loan (12.00% (LIBOR + 9.00% with 3.00% LIBOR floor), due 5/5/2019)(3)(4)	31,640	31,640	31,640	0.9%
		Senior Subordinated Term Loan (14.00% (LIBOR + 11.00% with 3.00% LIBOR floor), due 5/5/2019)(3)(4)	20,230	20,230	20,230	0.5%
		Class A Units (700 units)		8,879	8,374	0.2%
		Class C Units (10 units)		127	120	—%
				60,876	60,364	1.6%
CCPI Inc.(33)	Ohio / Manufacturing	Senior Secured Term Loan A (10.00%, due 12/31/2017)(3)	16,763	16,763	16,763	0.5%
		Senior Secured Term Loan B (12.00% plus 7.00% PIK, due 12/31/2017)(6)	8,844	8,844	8,844	0.2%
		Common Stock (14,857 shares)		8,553	15,745	0.4%
				34,160	41,352	1.1%
CP Energy Services Inc.(38)	Oklahoma / Oil & Gas Services	Senior Secured Term Loan A to CP Well Testing, LLC (7.00% (LIBOR + 5.00% with 2.00% LIBOR floor), due 4/1/2019)(4)(20)	11,035	11,035	11,035	0.3%
		Senior Secured Term Loan B to CP Well Testing, LLC (10.00% (LIBOR + 8.00% with 2.00% LIBOR floor) plus 7.50% PIK, due 4/1/2019)(3)(4)(6)(20)	74,493	74,493	74,493	2.0%
		Second Lien Term Loan to CP Well Testing, LLC (9.00% (LIBOR + 7.00% with 2.00% LIBOR floor) plus 9.00% PIK, due 4/1/2019)(4)(6)(20)	15,563	15,563	5,481	0.2%
		Common Stock (2,924 shares)		15,227	—	—%
				116,318	91,009	2.5%
Credit Central Loan Company, LLC(34)	South Carolina / Consumer Finance	Subordinated Term Loan (10.00% plus 10.00% PIK, due 6/26/2019)(6)(22)	36,333	36,333	36,333	1.0%
		Class A Shares (7,500,000 shares)(22)		11,633	14,529	0.4%
		Net Revenues Interest (25% of Net Revenues)(22)		—	4,310	0.1%
				47,966	55,172	1.5%
Echelon Aviation LLC	New York / Aerospace & Defense	Senior Secured Term Loan (11.75% (LIBOR + 9.75% with 2.00% LIBOR floor) plus 2.25% PIK, due 3/31/2022)(4)(6)(20)	40,808	40,808	40,808	1.1%
		Membership Interest (99%)		19,907	28,133	0.8%
				60,715	68,941	1.9%
Edmentum Ultimate Holdings, LLC(47)	Minnesota / Consumer Services	Second Lien Revolving Credit Facility to Edmentum, Inc. – $7,834 Commitment (5.00%, due 6/9/2020)(25)(26)	4,896	4,896	4,896	0.1%
		Unsecured Senior PIK Note (8.50% PIK, due 6/9/2020)(6)	5,875	5,875	5,875	0.2%
		Unsecured Junior PIK Note (10.00% PIK, due 6/9/2020)(6)	19,868	19,868	19,868	0.5%
		Class A Common Units (370,964.14 units)	—	6,577	6,577	0.2%
				37,216	37,216	1.0%

See notes to consolidated financial statements.
F-22

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

			June 30, 2015 (Audited)
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets

LEVEL 3 PORTFOLIO INVESTMENTS

Control Investments (greater than 25.00% voting control)(49)

First Tower Finance Company LLC(29)	Mississippi / Consumer Finance	Subordinated Term Loan to First Tower, LLC (10.00% plus 12.00% PIK, due 6/24/2019)(6)(22)	$251,578	$251,578	$251,578	6.8%
		Class A Shares (83,729,323 shares)(22)		66,473	114,372	3.1%
				318,051	365,950	9.9%
Freedom Marine Solutions, LLC(8)	Louisiana / Oil & Gas Services	Senior Secured Note to Vessel Company, LLC (18.00%, due 12/12/2016)	3,500	3,500	3,500	0.1%
		Senior Secured Note to Vessel Company II, LLC (13.00%, due 11/25/2018)	13,000	12,504	8,680	0.2%
		Senior Secured Note to Vessel Company III, LLC (13.00%, due 12/3/2018)	16,000	16,000	13,790	0.4%
		Membership Interest (100%)		7,808	1,120	—%
				39,812	27,090	0.7%
Gulf Coast Machine & Supply Company	Texas / Manufacturing	Senior Secured Term Loan (10.50% (LIBOR + 8.50% with 2.00% LIBOR floor), in non-accrual status effective 1/1/2015, due 10/12/2017)(4)(20)	26,844	26,000	6,918	0.2%
		Series A Convertible Preferred Stock (99,900 shares)		25,950	—	—%
				51,950	6,918	0.2%
Harbortouch Payments, LLC(43)	Pennsylvania / Business Services	Senior Secured Term Loan A (9.00% (LIBOR + 7.00% with 2.00% LIBOR floor), due 9/30/2017)(3)(4)(20)	128,980	128,980	128,980	3.5%
		Senior Secured Term Loan B (5.50% (LIBOR + 4.00% with 1.50% LIBOR floor) plus 5.50% PIK, due 3/31/2018)(4)(6)(20)	144,878	144,878	144,878	3.9%
		Senior Secured Term Loan C (13.00% (LIBOR + 9.00% with 4.00% LIBOR floor), due 9/29/2018)(4)(20)	22,876	22,876	22,876	0.6%
		Class C Shares (535 shares)		8,725	80,202	2.2%
				305,459	376,936	10.2%
MITY, Inc.(17)	Utah / Durable Consumer Products	Senior Secured Note A (10.00% (LIBOR + 7.00% with 3.00% LIBOR floor), due 3/19/2019)(3)(4)(20)	18,250	18,250	18,250	0.5%
		Senior Secured Note B (10.00% (LIBOR + 7.00% with 3.00% LIBOR floor) plus 10.00% PIK, due 3/19/2019)(4)(6)(20)	16,301	16,301	16,301	0.4%
		Subordinated Unsecured Note to Broda Enterprises ULC (10.00%, due on demand)(22)	7,200	7,200	5,827	0.2%
		Common Stock (42,053 shares)		6,849	10,417	0.3%
				48,600	50,795	1.4%
National Property REIT Corp.(40)	Various / Real Estate	Senior Secured Term Loan A (6.00% (LIBOR + 4.00% with 2.00% LIBOR floor) plus 5.50% PIK, due 4/1/2019)(4)(6)(20)	202,629	202,629	202,629	5.5%
		Senior Secured Term Loan C (6.00% (LIBOR + 4.00% with 2.00% LIBOR floor) plus 7.50% PIK, due 4/1/2019)(4)(6)(20)	44,147	44,147	44,147	1.2%
		Senior Secured Term Loan D (14.00% (LIBOR + 12.00% with 2.00% LIBOR floor) plus 4.50% PIK, due 4/1/2019)(4)(6)(20)	67,443	67,443	67,443	1.8%
		Senior Secured Term Loan A to ACL Loan Holdings, Inc. (6.00% (LIBOR + 4.00% with 2.00% LIBOR floor) plus 7.50% PIK, due 4/1/2019)(4)(6)(20)	20,413	20,413	20,413	0.6%
		Senior Secured Term Loan B to ACL Loan Holdings, Inc. (14.00% (LIBOR + 12.00% with 2.00% LIBOR floor) plus 4.50% PIK, due 4/1/2019)(4)(6)(20)	30,582	30,582	30,582	0.8%
		Common Stock (643,175 shares)	—	84,446	87,002	2.3%
		Net Operating Income Interest (5% of Net Operating Income)	—	—	19,673	0.5%
				449,660	471,889	12.7%

See notes to consolidated financial statements.
F-23

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

			June 30, 2015 (Audited)
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets

LEVEL 3 PORTFOLIO INVESTMENTS

Control Investments (greater than 25.00% voting control)(49)

Nationwide Loan Company LLC(36)	Illinois / Consumer Finance	Senior Subordinated Term Loan to Nationwide Acceptance LLC (10.00% plus 10.00% PIK, due 6/18/2019)(6)(22)	$14,820	$14,820	$14,820	0.4%
		Class A Shares (26,974,454.27 shares)(22)		14,795	19,730	0.5%
				29,615	34,550	0.9%
NMMB, Inc.(24)	New York / Media	Senior Secured Note (14.00%, due 5/6/2016)	3,714	3,714	3,714	0.1%
		Senior Secured Note to Armed Forces Communications, Inc. (14.00%, due 5/6/2016)	7,000	7,000	7,000	0.2%
		Series A Preferred Stock (7,200 shares)		7,200	1,338	—%
		Series B Preferred Stock (5,669 shares)		5,669	—	—%
				23,583	12,052	0.3%
R-V Industries, Inc.	Pennsylvania / Manufacturing	Senior Subordinated Note (10.00% (LIBOR + 9.00% with 1.00% LIBOR floor), due 6/12/2018)(3)(4)(20)	29,237	29,237	29,237	0.8%
		Common Stock (545,107 shares)		5,087	8,246	0.2%
		Warrant (to purchase 200,000 shares of Common Stock, expires 6/30/2017)		1,682	3,025	0.1%
				36,006	40,508	1.1%
United Property REIT Corp.(41)	Various / Real Estate	Senior Term Loan (6.00% (LIBOR + 4.00% with 2.00% LIBOR floor) plus 5.50% PIK, due 4/1/2019)(4)(6)(20)	62,768	62,768	62,768	1.7%
		Common Stock (74,449 shares)		12,860	11,216	0.3%
		Net Operating Income Interest (5% of Net Operating Income)		—	10,701	0.3%
				75,628	84,685	2.3%
Valley Electric Company, Inc.(35)	Washington / Construction & Engineering	Senior Secured Note to Valley Electric Co. of Mt. Vernon, Inc. (8.00% (LIBOR + 5.00% with 3.00% LIBOR floor) plus 2.50% PIK, due 12/31/2017)(3)(4)(6)(20)	10,340	10,340	10,340	0.3%
		Senior Secured Note (10.00% plus 8.50% PIK, due 12/31/2018)(6)	22,293	22,293	20,157	0.5%
		Common Stock (50,000 shares)		26,204	—	—%
				58,837	30,497	0.8%
Wolf Energy, LLC(12)	Kansas / Oil & Gas Production	Senior Secured Promissory Note secured by assets formerly owned by H&M (18.00%, in non-accrual status effective 4/15/2013, due 4/15/2018)(37)	32,112	—	—	—%
		Membership Interest (100%)		—	—	—%
		Net Profits Interest (8% of Equity Distributions)(7)		—	22	—%
				—	22	—%
Total Control Investments				$1,894,644	$1,974,202	53.3%

Affiliate Investments (5.00% to 24.99% voting control)(50)

BNN Holdings Corp.	Michigan / Healthcare	Senior Term Loan A (6.50% (LIBOR + 5.50% with 1.00% LIBOR floor), due 8/29/2019)(3)(4)(19)	$21,182	$21,182	$21,182	0.6%
		Senior Term Loan B (11.50% (LIBOR + 10.50% with 1.00% LIBOR floor), due 8/29/2019)(3)(4)(19)	21,740	21,740	21,740	0.6%
		Series A Preferred Stock (9,925.455 shares)(13)		1,780	2,569	—%
		Series B Preferred Stock (1,753.636 shares)(13)		448	454	—%
				45,150	45,945	1.2%
Total Affiliate Investments				$45,150	$45,945	1.2%

See notes to consolidated financial statements.
F-24

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

			June 30, 2015 (Audited)
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets

LEVEL 3 PORTFOLIO INVESTMENTS

Non-Control/Non-Affiliate Investments (less than 5.00% voting control)

Aderant North America, Inc.	Georgia / Software & Computer Services	Second Lien Term Loan (10.00% (LIBOR + 8.75% with 1.25% LIBOR floor), due 6/20/2019)(4)(16)(21)	$7,000	$6,928	$7,000	0.2%
				6,928	7,000	0.2%
AFI Shareholder, LLC (f/k/a Aircraft Fasteners International, LLC)	California / Machinery	Class A Units (32,500 units)	—	376	563	—%
				376	563	—%
Airmall Inc.(27)	Pennsylvania / Property Management	Escrow Receivable	—	5,880	3,814	0.1%
				5,880	3,814	0.1%
Ajax Rolled Ring & Machine, LLC(42)	South Carolina / Manufacturing	Escrow Receivable	—	1,264	2,170	0.1%
				1,264	2,170	0.1%
ALG USA Holdings, LLC	Pennsylvania / Hotels, Restaurants & Leisure	Second Lien Term Loan (10.25% (LIBOR + 9.00% with 1.25% LIBOR floor), due 2/28/2020)(4)(16)(21)	11,771	11,593	11,771	0.3%
				11,593	11,771	0.3%
American Gilsonite Company	Utah / Metal Services & Minerals	Second Lien Term Loan (11.50%, due 9/1/2017)(16)	15,755	15,755	14,287	0.4%
		Membership Interest (99.9999%)(15)	—	—	—	—%
				15,755	14,287	0.4%
Apidos CLO IX	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 22.56%)(11)(22)	23,525	20,644	22,325	0.6%
				20,644	22,325	0.6%
Apidos CLO XI	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 15.64%)(11)(22)	38,340	31,485	32,108	0.9%
				31,485	32,108	0.9%
Apidos CLO XII	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 17.68%)(11)(22)	44,063	37,751	38,817	1.0%
				37,751	38,817	1.0%
Apidos CLO XV	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 15.07%)(11)(22)	36,515	33,958	30,911	0.8%
				33,958	30,911	0.8%
Arctic Glacier U.S.A., Inc.	Minnesota / Food Products	Second Lien Term Loan (10.50% (LIBOR + 9.25% with 1.25% LIBOR floor), due 11/10/2019)(3)(4)(20)	150,000	150,000	149,180	4.0%
				150,000	149,180	4.0%
Ark-La-Tex Wireline Services, LLC	Louisiana / Oil & Gas Services	Senior Secured Term Loan A (6.50% (LIBOR + 5.50% with 1.00% LIBOR floor), due 4/8/2019)(4)(21)	21,743	21,743	20,042	0.5%
		Senior Secured Term Loan B (10.50% (LIBOR + 9.50% with 1.00% LIBOR floor), due 4/8/2019)(4)(21)	23,697	23,697	21,675	0.6%
				45,440	41,717	1.1%
Armor Holding II LLC	New York / Diversified Financial Services	Second Lien Term Loan (10.25% (LIBOR + 9.00% with 1.25% LIBOR floor), due 12/26/2020)(3)(4)(16)(20)	7,000	6,888	6,480	0.2%
				6,888	6,480	0.2%
Atlantis Health Care Group (Puerto Rico), Inc.	Puerto Rico / Healthcare	Revolving Line of Credit – $4,000 Commitment (13.00% (LIBOR + 11.00% with 2.00% LIBOR floor), due 8/21/2016)(4)(20)(25)	2,350	2,350	2,350	0.1%
		Senior Term Loan (10.00% (LIBOR + 8.00% with 2.00% LIBOR floor), due 2/21/2018)(3)(4)(20)	38,561	38,561	35,189	0.9%
				40,911	37,539	1.0%

See notes to consolidated financial statements.
F-25

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

			June 30, 2015 (Audited)
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets

LEVEL 3 PORTFOLIO INVESTMENTS

Non-Control/Non-Affiliate Investments (less than 5.00% voting control)

BAART Programs, Inc.	California / Healthcare	Revolving Line of Credit – $5,000 Commitment (8.75% (LIBOR + 8.25% with 0.50% LIBOR floor), due 6/30/2018)(20)(25)	$1,000	$1,000	$1,000	—%
		Senior Secured Term Loan A (6.25% (LIBOR + 5.75% with 0.50% LIBOR floor), due 6/30/2020)(4)(20)	21,500	21,500	21,500	0.6%
		Senior Secured Term Loan B (11.25% (LIBOR + 10.75% with 0.50% LIBOR floor), due 6/30/2020)(4)(20)	21,500	21,500	21,500	0.6%
		Delayed Draw Term Loan – $10,500 Commitment (expires 12/31/2015)(25)	—	—	—	—%
				44,000	44,000	1.2%
Babson CLO Ltd. 2014-III	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 14.25%)(11)(22)(48)	52,250	47,799	47,148	1.3%
				47,799	47,148	1.3%
Broder Bros., Co.	Pennsylvania / Textiles, Apparel & Luxury Goods	Senior Secured Notes (10.25% (LIBOR + 9.00% with 1.25% LIBOR floor), due 4/8/2019)(3)(4)(21)(46)	252,200	252,200	252,200	6.8%
				252,200	252,200	6.8%
Brookside Mill CLO Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 19.25%)(11)(22)	26,000	21,432	24,566	0.7%
				21,432	24,566	0.7%
Caleel + Hayden, LLC	Colorado / Personal & Nondurable Consumer Products	Membership Interest(31)	—	—	227	—%
				—	227	—%
Capstone Logistics Acquisition, Inc.	Georgia / Business Services	Second Lien Term Loan (9.25% (LIBOR + 8.25% with 1.00% LIBOR floor), due 10/7/2022)(3)(4)(21)	102,500	101,891	101,891	2.8%
				101,891	101,891	2.8%
Cent CLO 17 Limited	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 14.90%)(11)(22)	24,870	20,309	20,922	0.6%
				20,309	20,922	0.6%
Cent CLO 20 Limited	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 12.49%)(11)(22)	40,275	35,724	33,505	0.9%
				35,724	33,505	0.9%
Cent CLO 21 Limited	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 13.42%)(11)(22)(48)	48,528	43,038	41,910	1.1%
				43,038	41,910	1.1%
CIFC Funding 2011-I, Ltd.	Cayman Islands / Structured Finance	Class D Senior Secured Notes (5.28% (LIBOR + 5.00%, due 1/19/2023)(4)(20)(22)	19,000	15,604	18,175	0.5%
		Class E Subordinated Notes (7.28% (LIBOR + 7.00%, due 1/19/2023)(4)(20)(22)	15,400	13,009	14,223	0.4%
				28,613	32,398	0.9%
CIFC Funding 2013-III, Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 14.56%)(11)(22)	44,100	35,412	35,599	1.0%
				35,412	35,599	1.0%
CIFC Funding 2013-IV, Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 14.87%)(11)(22)	45,500	36,124	38,265	1.0%
				36,124	38,265	1.0%
CIFC Funding 2014-IV Investor, Ltd.	Cayman Islands / Structured Finance	Income Notes (Residual Interest, current yield 13.83%)(11)(22)(48)	41,500	34,921	36,195	1.0%
				34,921	36,195	1.0%
See notes to consolidated financial statements.
F-26

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

			June 30, 2015 (Audited)
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets

LEVEL 3 PORTFOLIO INVESTMENTS

Non-Control/Non-Affiliate Investments (less than 5.00% voting control)

Cinedigm DC Holdings, LLC	New York / Software & Computer Services	Senior Secured Term Loan (11.00% (LIBOR + 9.00% with 2.00% LIBOR floor) plus 2.50% PIK, due 3/31/2021)(4)(6)(20)	$67,449	$67,399	$67,449	1.8%
				67,399	67,449	1.8%
Coverall North America, Inc.	Florida / Commercial Services	Senior Secured Term Loan (11.50% (LIBOR + 8.50% with 3.00% LIBOR floor), due 12/17/2017)(3)(4)(21)	49,922	49,922	49,922	1.3%
				49,922	49,922	1.3%
Crosman Corporation	New York / Manufacturing	Second Lien Term Loan (12.00% (LIBOR + 10.50% with 1.50% LIBOR floor), due 12/30/2019)(3)(4)(21)	40,000	40,000	35,973	1.0%
				40,000	35,973	1.0%
Diamondback Operating, LP	Oklahoma / Oil & Gas Production	Net Profits Interest (15% of Equity Distributions)(7)	—	—	—	—%
				—	—	—%
Empire Today, LLC	Illinois / Durable Consumer Products	Senior Secured Note (11.375%, due 2/1/2017)(16)	15,700	15,518	13,070	0.4%
				15,518	13,070	0.4%
Fleetwash, Inc.	New Jersey / Business Services	Senior Secured Term Loan B (10.50% (LIBOR + 9.50% with 1.00% LIBOR floor), due 4/30/2019)(3)(4)(20)	24,446	24,446	24,446	0.7%
		Delayed Draw Term Loan – $15,000 Commitment (expires 4/30/2019)(25)	—	—	—	—%
				24,446	24,446	0.7%
Focus Brands, Inc.	Georgia / Consumer Services	Second Lien Term Loan (10.25% (LIBOR + 9.00% with 1.25% LIBOR floor), due 8/21/2018)(4)(16)(21)	18,000	17,821	18,000	0.5%
				17,821	18,000	0.5%
Galaxy XV CLO, Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 15.65%)(11)(22)	35,025	27,762	29,739	0.8%
				27,762	29,739	0.8%
Galaxy XVI CLO, Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 13.97%)(11)(22)	24,575	20,434	20,849	0.6%
				20,434	20,849	0.6%
Galaxy XVII CLO, Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 13.43%)(11)(22)(48)	39,905	33,493	33,742	0.9%
				33,493	33,742	0.9%
Global Employment Solutions, Inc.	Colorado / Business Services	Senior Secured Term Loan (10.25% (LIBOR + 9.25% with 1.00% LIBOR floor), due 6/26/2020)(3)(4)(21)	49,567	49,567	49,567	1.3%
				49,567	49,567	1.3%
GTP Operations, LLC(10)	Texas / Software & Computer Services	Senior Secured Term Loan (10.00% (LIBOR + 5.00% with 5.00% LIBOR floor), due 12/11/2018)(3)(4)(20)	116,411	116,411	116,411	3.1%
				116,411	116,411	3.1%
Halcyon Loan Advisors Funding 2012-1 Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 30.89%)(11)(22)	23,188	19,941	23,172	0.6%
				19,941	23,172	0.6%
Halcyon Loan Advisors Funding 2013-1 Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 21.41%)(11)(22)	40,400	34,936	39,208	1.1%
				34,936	39,208	1.1%
Halcyon Loan Advisors Funding 2014-1 Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 17.17%)(11)(22)	24,500	21,020	22,096	0.6%
				21,020	22,096	0.6%

See notes to consolidated financial statements.
F-27

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

			June 30, 2015 (Audited)
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets

LEVEL 3 PORTFOLIO INVESTMENTS

Non-Control/Non-Affiliate Investments (less than 5.00% voting control)

Halcyon Loan Advisors Funding 2014-2 Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 18.73%)(11)(22)(48)	$41,164	$34,723	$37,555	1.0%
				34,723	37,555	1.0%
HarbourView CLO VII, Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 17.84%)(11)(22)(48)	19,025	15,252	15,197	0.4%
				15,252	15,197	0.4%
Harley Marine Services, Inc.	Washington / Transportation	Second Lien Term Loan (10.50% (LIBOR + 9.25% with 1.25% LIBOR floor), due 12/20/2019)(3)(4)(16)(20)	9,000	8,855	8,748	0.2%
				8,855	8,748	0.2%
Hollander Sleep Products, LLC	Florida / Durable Consumer Products	Senior Secured Term Loan (9.00% (LIBOR + 8.00% with 1.00% LIBOR floor), due 10/21/2020)(3)(4)(21)	22,444	22,444	22,444	0.6%
				22,444	22,444	0.6%
ICON Health & Fitness, Inc.	Utah / Durable Consumer Products	Senior Secured Note (11.875%, due 10/15/2016)(16)	16,100	16,103	16,100	0.4%
				16,103	16,100	0.4%
ICV-CSI Holdings, LLC	New York / Transportation	Membership Units (1.6 units)	—	1,639	2,400	0.1%
				1,639	2,400	0.1%
Instant Web, LLC	Minnesota / Media	Senior Secured Term Loan A (5.50% (LIBOR + 4.50% with 1.00% LIBOR floor), due 3/28/2019)(4)(20)	146,363	146,363	146,363	4.0%
		Senior Secured Term Loan B (12.00% (LIBOR + 11.00% with 1.00% LIBOR floor), due 3/28/2019)(3)(4)(20)	150,100	150,100	150,100	4.0%
		Senior Secured Term Loan C (12.75% (LIBOR + 11.75% with 1.00% LIBOR floor), due 3/28/2019)(4)(20)	27,000	27,000	27,000	0.7%
		Delayed Draw Term Loan – $16,000 Commitment (expires 5/29/2016)(25)	—	—	—	—%
				323,463	323,463	8.7%
InterDent, Inc.	California / Healthcare	Senior Secured Term Loan A (6.25% (LIBOR + 5.25% with 1.00% LIBOR floor), due 8/3/2017)(4)(21)	125,350	125,350	125,350	3.4%
		Senior Secured Term Loan B (11.25% (LIBOR + 10.25% with 1.00% LIBOR floor), due 8/3/2017)(3)(4)(21)	131,125	131,125	131,125	3.5%
				256,475	256,475	6.9%
JAC Holding Corporation	Michigan / Transportation	Senior Secured Note (11.50%, due 10/1/2019)(16)	3,000	3,000	3,000	0.1%
				3,000	3,000	0.1%
Jefferson Mill CLO Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 15.65%)(11)(22)(48)	19,500	16,928	16,928	0.5%
				16,928	16,928	0.5%
JHH Holdings, Inc.	Texas / Healthcare	Second Lien Term Loan (11.25% (LIBOR + 10.00% with 1.25% LIBOR floor) plus 0.50% PIK, due 3/30/2019)(3)(4)(6)(20)	35,297	35,297	35,297	1.0%
				35,297	35,297	1.0%

See notes to consolidated financial statements.
F-28

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

			June 30, 2015 (Audited)
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets

LEVEL 3 PORTFOLIO INVESTMENTS

Non-Control/Non-Affiliate Investments (less than 5.00% voting control)

LaserShip, Inc.	Virginia / Transportation	Senior Secured Term Loan A (10.25% (LIBOR + 8.25% with 2.00% LIBOR floor) plus 2.00% default interest, due 3/18/2019)(3)(4)(21)	$35,156	$35,156	$30,778	0.8%
		Senior Secured Term Loan B (10.25% (LIBOR + 8.25% with 2.00% LIBOR floor) plus 2.00% default interest, due 3/18/2019)(3)(4)(21)	21,555	21,555	18,866	0.5%
		Delayed Draw Term Loan – $6,000 Commitment (expires 12/31/2016)(25)	—	—	—	—%
				56,711	49,644	1.3%
LCM XIV Ltd.	Cayman Islands / Structured Finance	Income Notes (Residual Interest, current yield 16.70%)(11)(22)	26,500	22,636	23,163	0.6%
				22,636	23,163	0.6%
Madison Park Funding IX, Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 21.64%)(11)(22)	31,110	23,663	25,804	0.7%
				23,663	25,804	0.7%
Matrixx Initiatives, Inc.	New Jersey / Pharmaceuticals	Senior Secured Term Loan A (7.50% (LIBOR + 6.00% with 1.50% LIBOR floor), due 8/9/2018)(3)(4)(20)	34,389	34,389	34,026	0.9%
		Senior Secured Term Loan B (12.50% (LIBOR + 11.00% with 1.50% LIBOR floor), due 8/9/2018)(3)(4)(20)	40,562	40,562	40,562	1.1%
				74,951	74,588	2.0%
Maverick Healthcare Equity, LLC	Arizona / Healthcare	Preferred Units (1,250,000 units)	—	1,252	2,190	0.1%
		Class A Common Units (1,250,000 units)	—	—	—	—%
				1,252	2,190	0.1%
Mountain View CLO 2013-I Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 18.47%)(11)(22)	43,650	37,168	40,480	1.1%
				37,168	40,480	1.1%
Mountain View CLO IX Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 15.43%)(11)(22)(48)	47,830	44,739	44,666	1.2%
				44,739	44,666	1.2%
Nathan's Famous, Inc.	New York / Food Products	Senior Secured Notes (10.00%, due 3/15/2020)(16)	3,000	3,000	3,000	0.1%
				3,000	3,000	0.1%
NCP Finance Limited Partnership(23)	Ohio / Consumer Finance	Subordinated Secured Term Loan (11.00% (LIBOR + 9.75% with 1.25% LIBOR floor), due 9/30/2018)(3)(4)(16)(21)(22)	16,305	16,065	16,305	0.4%
				16,065	16,305	0.4%
New Century Transportation, Inc.	New Jersey / Transportation	Senior Subordinated Term Loan (12.00% (LIBOR + 10.00% with 2.00% LIBOR floor) plus 4.00% PIK, in non-accrual status effective 4/1/2014, due 2/3/2018)(4)(6)(21)	187	187	—	—%
				187	—	—%
Nixon, Inc.	California / Durable Consumer Products	Senior Secured Term Loan (8.75% plus 2.75% PIK, due 4/16/2018)(3)(6)(16)	13,925	13,749	13,616	0.4%
				13,749	13,616	0.4%
Octagon Investment Partners XV, Ltd.	Cayman Islands / Structured Finance	Income Notes (Residual Interest, current yield 20.72%)(11)(22)	28,571	24,515	26,461	0.7%
				24,515	26,461	0.7%

See notes to consolidated financial statements.
F-29

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

			June 30, 2015 (Audited)
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets

LEVEL 3 PORTFOLIO INVESTMENTS

Non-Control/Non-Affiliate Investments (less than 5.00% voting control)

Onyx Payments(44)	Texas / Diversified Financial Services	Revolving Line of Credit – $5,000 Commitment (9.00% (LIBOR + 8.00% with 1.00% LIBOR floor), due 9/10/2015)(4)(20)(25)	$2,000	$2,000	$2,000	0.1%
		Senior Secured Term Loan A (6.50% (LIBOR + 5.50% with 1.00% LIBOR floor), due 9/10/2019)(3)(4)(20)	52,050	52,050	52,050	1.4%
		Senior Secured Term Loan B (13.50% (LIBOR + 12.50% with 1.00% LIBOR floor), due 9/10/2019)(4)(20)	59,389	59,389	59,389	1.6%
				113,439	113,439	3.1%
Pacific World Corporation	California / Personal & Nondurable Consumer Products	Revolving Line of Credit – $15,000 Commitment (8.00% (LIBOR + 7.00% with 1.00% LIBOR floor), due 9/26/2020)(4)(21)(25)	6,500	6,500	6,500	0.2%
		Senior Secured Term Loan A (6.00% (LIBOR + 5.00% with 1.00% LIBOR floor), due 9/26/2020)(4)(21)	99,250	99,250	95,400	2.6%
		Senior Secured Term Loan B (10.00% (LIBOR + 9.00% with 1.00% LIBOR floor), due 9/26/2020)(3)(4)(21)	99,250	99,250	81,772	2.2%
				205,000	183,672	5.0%
Pelican Products, Inc.	California / Durable Consumer Products	Second Lien Term Loan (9.25% (LIBOR + 8.25% with 1.00% LIBOR floor), due 4/9/2021)(4)(16)(21)	17,500	17,484	17,500	0.5%
				17,484	17,500	0.5%
PGX Holdings, Inc.(28)	Utah / Consumer Services	Second Lien Term Loan (10.00% (LIBOR + 9.00% with 1.00% LIBOR floor), due 9/29/2021)(3)(4)(21)	135,000	135,000	135,000	3.6%
				135,000	135,000	3.6%
Photonis Technologies SAS	France / Aerospace & Defense	First Lien Term Loan (8.50% (LIBOR + 7.50% with 1.00% LIBOR floor), due 9/18/2019)(4)(16)(21)(22)	10,369	10,145	9,734	0.3%
				10,145	9,734	0.3%
Pinnacle (US) Acquisition Co. Limited	Texas / Software & Computer Services	Second Lien Term Loan (10.50% (LIBOR + 9.25% with 1.25% LIBOR floor), due 8/3/2020)(4)(16)(20)	7,037	6,890	6,612	0.2%
				6,890	6,612	0.2%
PlayPower, Inc.	North Carolina / Durable Consumer Products	Second Lien Term Loan (9.75% (LIBOR + 8.75% with 1.00% LIBOR floor), due 6/23/2022)(4)(16)(20)	10,000	9,850	9,850	0.3%
				9,850	9,850	0.3%
Prime Security Services Borrower, LLC	Illinois / Consumer Services	Second Lien Term Loan (9.75% (LIBOR + 8.75% with 1.00% LIBOR floor), due 7/1/2022)(4)(16)(21)	10,000	9,850	9,850	0.3%
				9,850	9,850	0.3%
PrimeSport, Inc.	Georgia / Hotels, Restaurants & Leisure	Revolving Line of Credit – $15,000 Commitment (9.50% (LIBOR + 8.50% with 1.00% LIBOR floor), due 7/31/2015)(4)(20)(25)	13,800	13,800	13,800	0.4%
		Senior Secured Term Loan A (7.00% (LIBOR + 6.00% with 1.00% LIBOR floor), due 2/11/2021)(3)(4)(20)	54,227	54,227	54,227	1.4%
		Senior Secured Term Loan B (12.00% (LIBOR + 11.00% with 1.00% LIBOR floor), due 2/11/2021)(3)(4)	74,500	74,500	74,500	2.0%
				142,527	142,527	3.8%
Prince Mineral Holding Corp.	New York / Metal Services & Minerals	Senior Secured Term Loan (11.50%, due 12/15/2019)(16)	10,000	9,915	9,458	0.3%
				9,915	9,458	0.3%
Rocket Software, Inc.	Massachusetts / Software & Computer Services	Second Lien Term Loan (10.25% (LIBOR + 8.75% with 1.50% LIBOR floor), due 2/8/2019)(3)(4)(16)(20)	$20,000	$19,801	$20,000	0.5%

See notes to consolidated financial statements.
F-30

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

			June 30, 2015 (Audited)
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets

LEVEL 3 PORTFOLIO INVESTMENTS

Non-Control/Non-Affiliate Investments (less than 5.00% voting control)

				19,801	20,000	0.5%
Royal Holdings, Inc.	Indiana / Chemicals	Second Lien Term Loan (8.50% (LIBOR + 7.50% with 1.00% LIBOR floor), due 6/19/2023)(4)(16)(21)	5,000	4,963	5,000	0.1%
				4,963	5,000	0.1%
Ryan, LLC	Texas / Business Services	Subordinated Unsecured Notes (12.00% (LIBOR + 9.00% with 3.00% LIBOR floor) plus 3.00% PIK, due 6/30/2018)(4)(6)(20)	72,701	72,701	72,701	2.0%
				72,701	72,701	2.0%
Security Alarm Financing Enterprises, L.P.(45)	California / Consumer Services	Subordinated Unsecured Notes (11.50% (LIBOR + 9.50% with 2.00% LIBOR floor), due 12/19/2020)(4)(21)	25,000	25,000	25,000	0.7%
				25,000	25,000	0.7%
SESAC Holdco II LLC	Tennessee / Media	Second Lien Term Loan (9.00% (LIBOR + 8.00% with 1.00% LIBOR floor), due 4/22/2021)(3)(4)(16)(20)	10,000	9,854	9,925	0.3%
				9,854	9,925	0.3%
Small Business Whole Loan Portfolio(26)	New York / Online Lending	40 small business loans purchased from Direct Capital Corporation	492	492	362	—%
		2,306 small business loans purchased from On Deck Capital, Inc.	50,066	50,066	50,530	1.4%
				50,558	50,892	1.4%
Spartan Energy Services, Inc.	Louisiana / Oil & Gas Services	Senior Secured Term Loan A (7.00% (LIBOR + 6.00% with 1.00% LIBOR floor), due 12/28/2017)(3)(4)(21)	13,422	13,422	12,973	0.3%
		Senior Secured Term Loan B (11.00% (LIBOR + 10.00% with 1.00% LIBOR floor), due 12/28/2017)(3)(4)(21)	13,935	13,935	13,664	0.4%
				27,357	26,637	0.7%
Speedy Group Holdings Corp.	Canada / Consumer Finance	Senior Unsecured Notes (12.00%, due 11/15/2017)(16)(22)	15,000	15,000	15,000	0.4%
				15,000	15,000	0.4%
Stauber Performance Ingredients, Inc.	California / Food Products	Senior Secured Term Loan A (7.50% (LIBOR + 6.50% with 1.00% LIBOR floor), due 11/25/2019)(3)(4)(20)	9,561	9,561	9,561	0.2%
		Senior Secured Term Loan B (10.50% (LIBOR + 9.50% with 1.00% LIBOR floor), due 11/25/2019)(3)(4)(20)	9,799	9,799	9,799	0.3%
				19,360	19,360	0.5%
Stryker Energy, LLC	Ohio / Oil & Gas Production	Overriding Royalty Interests(18)	—	—	—	—%
				—	—	—%
Sudbury Mill CLO Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 15.92%)(11)(22)	28,200	22,562	24,425	0.7%
				22,562	24,425	0.7%
Symphony CLO IX Ltd.	Cayman Islands / Structured Finance	Preference Shares (Residual Interest, current yield 20.76%)(11)(22)	45,500	34,797	40,034	1.1%
				34,797	40,034	1.1%
Symphony CLO XIV Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 12.24%)(11)(22)(48)	49,250	44,018	45,641	1.2%
				44,018	45,641	1.2%
Symphony CLO XV, Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 11.72%)(11)(22)	50,250	46,994	46,452	1.3%
				46,994	46,452	1.3%
System One Holdings, LLC	Pennsylvania / Business Services	Senior Secured Term Loan (10.50% (LIBOR + 9.50% with 1.00% LIBOR floor), due 11/17/2020)(3)(4)(21)	$68,146	$68,146	$68,146	1.8%
		Delayed Draw Term Loan – $11,500 Commitment (expires 12/31/2015)(25)	—	—	—	—%

See notes to consolidated financial statements.
F-31

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

			June 30, 2015 (Audited)
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets

LEVEL 3 PORTFOLIO INVESTMENTS

Non-Control/Non-Affiliate Investments (less than 5.00% voting control)

				68,146	68,146	1.8%
Targus Group International, Inc.	California / Durable Consumer Products	First Lien Term Loan (11.75% (PRIME + 8.50%) plus 1.00% PIK and 2.00% default interest, due 5/24/2016)(4)(6)(16)	21,487	21,378	17,233	0.5%
				21,378	17,233	0.5%
TB Corp.	Texas / Hotels, Restaurants & Leisure	Senior Subordinated Note (12.00% plus 1.50% PIK, due 12/19/2018)(3)(6)	23,628	23,628	23,628	0.6%
				23,628	23,628	0.6%
Therakos, Inc.	New Jersey / Healthcare	Second Lien Term Loan (10.75% (LIBOR + 9.50% with 1.25% LIBOR floor), due 6/27/2018)(4)(16)(20)	13,000	12,808	13,000	0.4%
				12,808	13,000	0.4%
Tolt Solutions, Inc.	South Carolina / Business Services	Senior Secured Term Loan A (7.00% (LIBOR + 6.00% with 1.00% LIBOR floor), due 3/7/2019)(3)(4)(20)	47,802	47,802	45,548	1.2%
		Senior Secured Term Loan B (12.00% (LIBOR + 11.00% with 1.00% LIBOR floor), due 3/7/2019)(3)(4)(20)	48,900	48,900	46,155	1.2%
				96,702	91,703	2.4%
TouchTunes Interactive Networks, Inc.	New York / Media	Second Lien Term Loan (9.25% (LIBOR + 8.25% with 1.00% LIBOR floor), due 5/29/2022)(4)(16)(21)	5,000	4,925	4,925	0.1%
				4,925	4,925	0.1%
Traeger Pellet Grills LLC	Oregon / Durable Consumer Products	Senior Secured Term Loan A (6.50% (LIBOR + 4.50% with 2.00% LIBOR floor), due 6/18/2018)(3)(4)(20)	35,644	35,644	35,644	1.0%
		Senior Secured Term Loan B (11.50% (LIBOR + 9.50% with 2.00% LIBOR floor), due 6/18/2018)(3)(4)(20)	36,881	36,881	36,881	1.0%
				72,525	72,525	2.0%
Transaction Network Services, Inc.	Virginia / Telecommunication Services	Second Lien Term Loan (9.00% (LIBOR + 8.00% with 1.00% LIBOR floor), due 8/14/2020)(4)(16)(21)	4,595	4,573	4,595	0.1%
				4,573	4,595	0.1%
Trinity Services Group, Inc.(14)	Florida / Food Products	Senior Secured Term Loan A (6.50% (LIBOR + 5.50% with 1.00% LIBOR floor), due 8/13/2019)(4)(20)	9,825	9,825	9,825	0.3%
		Senior Secured Term Loan B (11.50% (LIBOR + 10.50% with 1.00% LIBOR floor), due 8/13/2019)(3)(4)(20)	100,000	100,000	100,000	2.7%
				109,825	109,825	3.0%
United Sporting Companies, Inc.(5)	South Carolina / Durable Consumer Products	Second Lien Term Loan (12.75% (LIBOR + 11.00% with 1.75% LIBOR floor), due 5/16/2018)(3)(4)(21)	158,238	158,238	145,618	3.9%
				158,238	145,618	3.9%
United States Environmental Services, LLC	Texas / Commercial Services	Senior Secured Term Loan A (6.50% (LIBOR + 5.50% with 1.00% LIBOR floor) plus 2.00% default interest, due 3/31/2019)(3)(4)(20)	23,250	23,250	21,551	0.6%
		Senior Secured Term Loan B (11.50% (LIBOR + 10.50% with 1.00% LIBOR floor) plus 2.00% default interest, due 3/31/2019)(3)(4)(20)	36,000	36,000	33,406	0.9%
				59,250	54,957	1.5%
USG Intermediate, LLC	Texas / Durable Consumer Products	Revolving Line of Credit – $5,000 Commitment (10.00% (LIBOR + 9.00% with 1.00% LIBOR floor), due 4/15/2016)(4)(21)(25)	$—	$—	$—	—%
		Senior Secured Term Loan A (7.50% (LIBOR + 6.50% with 1.00% LIBOR floor), due 4/15/2020)(3)(4)(21)	21,587	21,587	21,587	0.6%
		Senior Secured Term Loan B (12.50% (LIBOR + 11.50% with 1.00% LIBOR floor), due 4/15/2020)(3)(4)(21)	21,695	21,695	21,695	0.6%
		Equity	—	1	—	—%

See notes to consolidated financial statements.
F-32

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

			June 30, 2015 (Audited)
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets

LEVEL 3 PORTFOLIO INVESTMENTS

Non-Control/Non-Affiliate Investments (less than 5.00% voting control)

				43,283	43,282	1.2%
Venio LLC	Pennsylvania / Business Services	Second Lien Term Loan (12.00% (LIBOR + 9.50% with 2.50% LIBOR floor), due 2/19/2020)(3)(4)(20)	17,000	17,000	16,042	0.4%
				17,000	16,042	0.4%
Voya CLO 2012-2, Ltd.	Cayman Islands / Structured Finance	Income Notes (Residual Interest, current yield 19.32%)(11)(22)	38,070	30,002	32,391	0.9%
				30,002	32,391	0.9%
Voya CLO 2012-3, Ltd.	Cayman Islands / Structured Finance	Income Notes (Residual Interest, current yield 16.87%)(11)(22)	46,632	37,208	38,465	1.0%
				37,208	38,465	1.0%
Voya CLO 2012-4, Ltd.	Cayman Islands / Structured Finance	Income Notes (Residual Interest, current yield 19.40%)(11)(22)	40,613	32,918	34,977	0.9%
				32,918	34,977	0.9%
Voya CLO 2014-1, Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 15.25%)(11)(22)(48)	32,383	28,886	29,170	0.8%
				28,886	29,170	0.8%
Washington Mill CLO Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 14.28%)(11)(22)(48)	22,600	19,542	20,137	0.5%
				19,542	20,137	0.5%
Water Pik, Inc.	Colorado / Personal & Nondurable Consumer Products	Second Lien Term Loan (9.75% (LIBOR + 8.75% with 1.00% LIBOR floor), due 1/8/2021)(4)(16)(20)	9,147	8,796	9,147	0.2%
				8,796	9,147	0.2%
Wheel Pros, LLC	Colorado / Business Services	Senior Subordinated Secured Note (11.00% (LIBOR + 7.00% with 4.00% LIBOR floor), due 6/29/2020)(3)(4)(20)	12,000	12,000	12,000	0.3%
		Delayed Draw Term Loan – $3,000 Commitment (expires 12/30/2015)(25)	—	—	—	—%
				12,000	12,000	0.3%
Wind River Resources Corporation(39)	Utah / Oil & Gas Production	Senior Secured Note (13.00% (LIBOR + 7.50% with 5.50% LIBOR floor) plus 3.00% default interest on principal and 16.00% default interest on past due interest, in non-accrual status effective 12/1/2008, past due)(4)(39)	3,000	3,000	—	—%
		Net Profits Interest (5% of Equity Distributions)(7)		—	—	—%
				3,000	—	—%
Total Non-Control/Non-Affiliate Investments (Level 3)				$4,619,519	$4,589,151	124.0%

Total Level 3 Portfolio Investments				$6,559,313	$6,609,298	178.5%

See notes to consolidated financial statements.
F-33

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

			June 30, 2015 (Audited)
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets

LEVEL 1 PORTFOLIO INVESTMENTS

Non-Control/Non-Affiliate Investments (less than 5.00% voting control)

Dover Saddlery, Inc.	Massachusetts / Retail	Common Stock (30,974 shares)		$63	$260	—%
				63	260	—%
Total Non-Control/Non-Affiliate Investments (Level 1)				$63	$260	—%

Total Non-Control/Non-Affiliate Investments				$4,619,582	$4,589,411	124.0%

Total Portfolio Investments				$6,559,376	$6,609,558	178.5%

See notes to consolidated financial statements.
F-34

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

Endnote Explanations as of December 31, 2015 (Unaudited) and June 30, 2015

(1)The terms “Prospect,” “we,” “us” and “our” mean Prospect Capital Corporation and its subsidiaries unless the context specifically requires otherwise. The securities in which Prospect has invested were acquired in transactions that were exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). These securities may be resold only in transactions that are exempt from registration under the Securities Act.

(2)
Fair value is determined by or under the direction of our Board of Directors. As of June 30, 2015, one of our portfolio investments, Dover Saddlery, Inc. (“Dover”), was publicly traded and classified as Level 1 within the valuation hierarchy established by ASC 820, Fair Value Measurement (“ASC 820”). On July 1, 2015 we redeemed our investment in Dover and realized a gain of $200. As of June 30, 2015, the fair value of our remaining portfolio investments was determined using significant unobservable inputs. As of December 31, 2015, all of our investments were classified as Level 3. ASC 820 classifies such unobservable inputs used to measure fair value as Level 3 within the valuation hierarchy. See Notes 2 and 3 within the accompanying notes to consolidated financial statements for further discussion.

(3)
Security, or a portion thereof, is held by Prospect Capital Funding LLC (“PCF”), our wholly-owned subsidiary and a bankruptcy remote special purpose entity, and is pledged as collateral for the Revolving Credit Facility and such security is not available as collateral to our general creditors (see Note 4). The fair values of the investments held by PCF at December 31, 2015 and June 30, 2015 were $1,460,033 and $1,511,585, respectively, representing 23.6% and 22.9% of our total investments, respectively.

(4)	Security, or a portion thereof, has a floating interest rate which may be subject to a LIBOR or PRIME floor. The interest rate was in effect at December 31, 2015 and June 30, 2015.

(5)
Ellett Brothers, LLC, Evans Sports, Inc., Jerry’s Sports, Inc., Simmons Gun Specialties, Inc., Bonitz Brothers, Inc., and Outdoor Sports Headquarters, Inc. are joint borrowers on the second lien term loan. United Sporting Companies, Inc. is a parent guarantor of this debt investment.

(6)
The interest rate on these investments contains a paid in kind (“PIK”) provision, whereby the issuer has either the option or the obligation to make interest payments with the issuance of additional securities. The interest rate in the schedule represents the current interest rate in effect for these investments.

See notes to consolidated financial statements.
F-35

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

Endnote Explanations as of December 31, 2015 (Unaudited) and June 30, 2015 (Continued)

The following table provides additional details on these PIK investments, including the maximum PIK interest rate allowed under the existing credit agreements, as of December 31, 2015:

Security Name	PIK Rate - Capitalized	PIK Rate - Paid as cash	Maximum Current PIK Rate
American Property REIT Corp.	—%	5.50%	5.50%
CCPI Inc.	7.00%	—%	7.00%
Cinedigm DC Holdings, LLC	1.66%	0.84%	2.50%
Credit Central Loan Company	—%	10.00%	10.00%
Crosman Corporation - Senior Secured Term Loan A	4.00%	—%	4.00%
Crosman Corporation - Senior Secured Term Loan B	4.00%	—%	4.00%
Echelon Aviation LLC	—%	2.25%	2.25%
Edmentum Ultimate Holdings, LLC - Senior PIK Note	8.50%	—%	8.50%
Edmentum Ultimate Holdings, LLC - Junior PIK Note	10.00%	—%	10.00%
First Tower Finance Company LLC	—%	12.00%	12.00%
Harbortouch Payments, LLC	N/A	N/A	5.50%	(A)
JHH Holdings, Inc.	0.50%	—%	0.50%
LaserShip , Inc.	N/A	N/A	2.00%	(B)
Mity, Inc.	—%	10.00%	10.00%
National Property REIT Corp. - Senior Secured Term Loan A	—%	5.50%	5.50%
National Property REIT Corp. - Senior Secured Term Loan C	—%	5.00%	5.00%
National Property REIT Corp. - Senior Secured Term Loan E	—%	5.00%	5.00%
Nationwide Loan Company LLC	—%	10.00%	10.00%
Nixon, Inc.	2.50%	—%	2.50%
United Property REIT Corp.	—%	5.50%	5.50%
Valley Electric Co. of Mt. Vernon, Inc.	0.90%	1.60%	2.50%
Valley Electric Company, Inc.	8.50%	—%	8.50%

See notes to consolidated financial statements.
F-36

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

Endnote Explanations as of December 31, 2015 (Unaudited) and June 30, 2015 (Continued)

The following table provides additional details on these PIK investments, including the maximum PIK interest rate allowed under the existing credit agreements, as of June 30, 2015:

Security Name	PIK Rate - Capitalized	PIK Rate - Paid as cash	Maximum Current PIK Rate
American Property REIT Corp.	—%	5.50%	5.50%
CCPI Inc.	7.00%	—%	7.00%
Cinedigm DC Holdings, LLC	2.50%	—%	2.50%
CP Energy Services Inc. - Second Lien Term Loan	9.00%	—%	9.00%
CP Energy Services Inc. - Senior Secured Term Loan B	7.50%	—%	7.50%
Credit Central Loan Company, LLC	—%	10.00%	10.00%
Echelon Aviation LLC	N/A	N/A	2.25%	(C)
Edmentum Ultimate Holdings, LLC - Unsecured Junior PIK Note	N/A	N/A	10.00%	(C)
Edmentum Ultimate Holdings, LLC - Unsecured Senior PIK Note	N/A	N/A	8.50%	(C)
First Tower Finance Company LLC	1.64%	10.36%	12.00%
Harbortouch Payments, LLC	5.50%	—%	5.50%	(A)
JHH Holdings, Inc.	0.50%	—%	0.50%
Mity, Inc.	10.00%	—%	10.00%
National Property REIT Corp. - Senior Secured Term Loan A	—%	5.50%	5.50%
National Property REIT Corp. - Senior Secured Term Loan A to ACL Loan Holdings, Inc.	—%	7.50%	7.50%
National Property REIT Corp. - Senior Secured Term Loan B to ACL Loan Holdings, Inc.	—%	4.50%	4.50%
National Property REIT Corp. - Senior Secured Term Loan C	—%	7.50%	7.50%
National Property REIT Corp. - Senior Secured Term Loan D	—%	4.50%	4.50%
Nationwide Loan Company LLC	—%	10.00%	10.00%
Nixon, Inc.	2.75%	—%	2.75%
Ryan, LLC	3.00%	—%	3.00%
Targus Group International, Inc.	1.00%	—%	1.00%
United Property REIT Corp.	—%	5.50%	5.50%
Valley Electric Co. of Mt. Vernon, Inc.	2.50%	—%	2.50%
Valley Electric Company, Inc.	8.50%	—%	8.50%
(A) PIK is capitalized annually; next PIK payment/capitalization date at December 31, 2015 and June 30,2015 is April 1, 2016.
(B) PIK is capitalized monthly; next PIK payment/capitalization date at December 31, 2015 is January 31, 2016.
(C) PIK is capitalized quarterly; next PIK payment date at June 30, 2015 was July 31, 2015.

(7)	In addition to the stated returns, the net profits interest held will be realized upon sale of the borrower or a sale of the interests.

(8)
Energy Solutions Holdings Inc., a consolidated entity in which we own 100% of equity, owns 100% of Freedom Marine Solutions, LLC (“Freedom Marine”), which owns Vessel Company, LLC, Vessel Company II, LLC and Vessel Company III, LLC. We report Freedom Marine as a separate controlled company. On October 30, 2015, we restructured our investment in Freedom Marine Solutions, LLC (“Freedom Marine”). Concurrent with the restructuring, we exchanged our $32,500 senior secured loans for additional membership interest in Freedom Marine.

(9)	This investment is in the debt class of a CLO security.

(10)
GTP Operations, LLC, Transplace, LLC, CI (Transplace) International, LLC, Transplace Freight Services, LLC, Transplace Texas, LP, Transplace Stuttgart, LP, Transplace International, Inc., Celtic International, LLC, and Treetop Merger Sub, LLC are joint borrowers on the senior secured term loan.

(11)
The CLO equity investments are entitled to recurring distributions which are generally equal to the excess cash flow generated from the underlying investments after payment of the contractual payments to debt holders and fund expenses. The current estimated

See notes to consolidated financial statements.
F-37

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

Endnote Explanations as of December 31, 2015 (Unaudited) and June 30, 2015 (Continued)

yield is based on the current projections of this excess cash flow taking into account assumptions which have been made regarding expected prepayments, losses and future reinvestment rates. These assumptions are periodically reviewed and adjusted. Ultimately, the actual yield may be higher or lower than the estimated yield if actual results differ from those used for the assumptions.

(12)	This investment is in the equity class of a CLO security.

(13)	On a fully diluted basis represents 10.00% of voting common shares.

(14)	Trinity Services Group, Inc. and Trinity Services I, LLC are joint borrowers on the senior secured loan facility.

(15)
We own 99.9999% of AGC/PEP, LLC. AGC/PEP, LLC owns 2,037.65 out of a total of 83,818.69 shares (including 5,111 vested and unvested management options) of American Gilsonite Holding Company which owns 100% of American Gilsonite Company.

(16)	Syndicated investment which was originated by a financial institution and broadly distributed.

(17)
MITY Holdings of Delaware Inc. (“MITY Delaware”), a consolidated entity in which we own 100% of the common stock, owns 94.99% of the equity of MITY, Inc. (f/k/a MITY Enterprises, Inc.) (“MITY”), as of December 31, 2015 and June 30, 2015, respectively. MITY owns 100% of each of MITY-Lite, Inc.; Broda Enterprises USA, Inc.; and Broda Enterprises ULC (“Broda Canada”). We report MITY as a separate controlled company. MITY Delaware has a subordinated unsecured note issued and outstanding to Broda Canada that is denominated in Canadian Dollars (CAD). As of December 31, 2015 and June 30, 2015, the principal balance of this note was CAD 7,371. In accordance with ASC 830, Foreign Currency Matters (“ASC 830”), this note was remeasured into our functional currency, US Dollars (USD), and is presented on our Consolidated Schedule of Investments in USD.

(18)	The overriding royalty interests held receive payments at the stated rates based upon operations of the borrower.

(19)
The interest rate on these investments is subject to the base rate of 6-Month LIBOR, which was 0.85% and 0.44% at December 31, 2015 and June 30, 2015, respectively. The current base rate for each investment may be different from the reference rate on June 30, 2015.

(20)
The interest rate on these investments is subject to the base rate of 3-Month LIBOR, which was 0.61% and 0.28% at December 31, 2015 and June 30, 2015, respectively. The current base rate for each investment may be different from the reference rate on December 31, 2015 and June 30, 2015.

(21)
The interest rate on these investments is subject to the base rate of 1-Month LIBOR, which was 0.43% and 0.19% at December 31, 2015 and June 30, 2015, respectively. The current base rate for each investment may be different from the reference rate on December 31, 2015 and June 30, 2015.

(22)
Investment has been designated as an investment not “qualifying” under Section 55(a) of the Investment Company Act of 1940 (the “1940 Act”). Under the 1940 Act, we may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of our total assets. As of December 31, 2015 and June 30, 2015, our qualifying assets as a percentage of total assets, stood at 73.2% and 75.1%, respectively. We monitor the status of these assets on an ongoing basis.

(23)	NCP Finance Limited Partnership, NCP Finance Ohio, LLC, and certain affiliates thereof are joint borrowers on the subordinated secured term loan.

(24)
NMMB Holdings, a consolidated entity in which we own 100% of the equity, owns 96.33% of the fully diluted equity of NMMB, Inc. (“NMMB”) as of December 31, 2015 and June 30, 2015, respectively. NMMB owns 100% of Refuel Agency, Inc. (“Refuel Agency”), which owns 100% of Armed Forces Communications, Inc. (“Armed Forces”). We report NMMB as a separate controlled company.

(25)
Undrawn committed revolvers and delayed draw term loans to our portfolio companies incur commitment and unused fees ranging from 0.00% to 2.00%. As of December 31, 2015 and June 30, 2015, we had $62,484 and $88,288, respectively, of undrawn revolver and delayed draw term loan commitments to our portfolio companies.

(26)	Our wholly-owned subsidiary Prospect Small Business Lending, LLC purchases small business whole loans on a recurring basis from On Deck Capital, Inc., a small business loan originator.

(27)
On August 1, 2014, we sold our investments in Airmall Inc. (“Airmall”) for net proceeds of $51,379 and realized a loss of $3,473 on the sale. In addition, there is $6,000 being held in escrow, of which 98% is due to Prospect, which will be recognized as an

See notes to consolidated financial statements.
F-38

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

Endnote Explanations as of December 31, 2015 (Unaudited) and June 30, 2015 (Continued)

additional realized loss if it is not received. On October 22, 2014, we received a tax refund of $665 related to our investment in Airmall for which we realized a gain of the same amount.

(28)
As of June 30, 2015, Progrexion Marketing, Inc., Progrexion Teleservices, Inc., Progrexion ASG, Inc., Progrexion IP, Inc., Creditrepair.com, Inc., and eFolks, LLC were joint borrowers on the senior secured term loan. PGX Holdings, Inc. was the parent guarantor of this debt investment. As of December 31, 2015, PGX Holdings, Inc. is the sole borrower on the second lien term loan.

(29)
First Tower Holdings of Delaware LLC, a consolidated entity in which we own 100% of the membership interests, owns 80.1% of First Tower Finance Company LLC (“First Tower Finance”), which owns 100% of First Tower, LLC, the operating company as of December 31, 2015 and June 30, 2015, respectively. We report First Tower Finance as a separate controlled company.

(30)
Arctic Oilfield Equipment USA, Inc., a consolidated entity in which we own 100% of the common equity, owns 70% of the equity of Arctic Energy Services, LLC (“Arctic Energy”), the operating company. We report Arctic Energy as a separate controlled company. On September 30, 2015, we restructured our investment in Arctic Energy. Concurrent with the restructuring, we exchanged our $31,640 senior secured loan and our $20,230 subordinated loan for Class D and Class E equity in Arctic Energy.

(31)	We own 2.8% (13,220 shares) of Mineral Fusion Natural, LLC, a subsidiary of Caleel + Hayden, LLC, common and preferred interest.

(32)
APH Property Holdings, LLC, a consolidated entity in which we own 100% of the membership interests, owns 100% of the common equity of American Property REIT Corp. (f/k/a American Property Holdings Corp.) (“APRC”), a qualified REIT which holds investments in several real estate properties. We report APRC as a separate controlled company. See Note 3 for further discussion of the properties held by APRC.

(33)
CCPI Holdings Inc., a consolidated entity in which we own 100% of the common stock, owns 93.99% and 94.95% of CCPI Inc. (“CCPI”), the operating company, as of December 31, 2015 and June 30, 2015, respectively. We report CCPI as a separate controlled company.

(34)
Credit Central Holdings of Delaware, LLC, a consolidated entity in which we own 100% of the membership interests, owns 74.93% of Credit Central Loan Company, LLC (f/k/a Credit Central Holdings, LLC) (“Credit Central”) as of December 31, 2015 and June 30, 2015, Credit Central owns 100% of each of Credit Central, LLC; Credit Central South, LLC; Credit Central of Texas, LLC; and Credit Central of Tennessee, LLC, the operating companies. We report Credit Central as a separate controlled company.

(35)
Valley Electric Holdings I, Inc., a consolidated entity in which we own 100% of the common stock, owns 100% of Valley Electric Holdings II, Inc. (“Valley Holdings II”), another consolidated entity. Valley Holdings II owns 94.99% of Valley Electric Company, Inc. (“Valley Electric”). Valley Electric owns 100% of the equity of VE Company, Inc., which owns 100% of the equity of Valley Electric Co. of Mt. Vernon, Inc. (“Valley”). We report Valley Electric as a separate controlled company.

(36)
Nationwide Acceptance Holdings LLC, a consolidated entity in which we own 100% of the membership interests, owns 93.79% of Nationwide Loan Company LLC (f/k/a Nationwide Acceptance LLC) (“Nationwide”), the operating company, as of December 31, 2015 and June 30, 2015. We report Nationwide as a separate controlled company. On June 1, 2015, Nationwide completed a corporate reorganization. As part of a reorganization, Nationwide Acceptance LLC was renamed Nationwide Loan Company LLC (continues as “Nationwide”) and formed two new wholly-owned subsidiaries: Pelican Loan Company LLC (“Pelican”) and Nationwide Consumer Loans LLC. Nationwide assigned 100% of the equity interests in its other subsidiaries to Pelican which, in turn, assigned these interests to Nationwide Acceptance LLC (“New Nationwide”), the new operating company wholly-owned by Pelican. New Nationwide also assumed the existing senior subordinated term loan due to Prospect.

(37)
On April 15, 2013, assets previously held by H&M Oil & Gas, LLC (“H&M”) were assigned to Wolf Energy in exchange for a $66,000 term loan secured by the assets. The cost basis in this loan of $44,632 was determined in accordance with ASC 310-40, Troubled Debt Restructurings by Creditors, and was equal to the fair value of assets at the time of transfer resulting in a capital loss of $19,647 in connection with the foreclosure on the assets. On May 17, 2013, Wolf Energy sold the assets located in Martin County, which were previously held by H&M, for $66,000. Proceeds from the sale were primarily used to repay the loan, accrued interest and net profits interest receivable due to us resulting in a realized capital gain of $11,826. We received $3,960 of structuring and advisory fees from Wolf Energy during the year ended June 30, 2013 related to the sale and $991 under the net profits interest agreement which was recognized as other income during the fiscal year ended June 30, 2013.

See notes to consolidated financial statements.
F-39

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

Endnote Explanations as of December 31, 2015 (Unaudited) and June 30, 2015 (Continued)

(38)
CP Holdings of Delaware LLC, a consolidated entity in which we own 100% of the membership interests, owns 82.3% of CP Energy Services Inc. (“CP Energy”) as of December 31, 2015 and June 30, 2015, respectively. As of June 30, 2015, CP Energy owned directly or indirectly 100% of each of CP Well Testing, LLC (“CP Well”); Wright Foster Disposals, LLC; Foster Testing Co., Inc.; ProHaul Transports, LLC; and Wright Trucking, Inc. We report CP Energy as a separate controlled company. Effective December 31, 2014, CP Energy underwent a corporate reorganization in order to consolidate certain of its wholly-owned subsidiaries. On October 30, 2015, we restructured our investment in CP Energy. Concurrent with the restructuring, we exchanged our $86,965 senior secured loan and $15,924 subordinated loan for Series B Redeemable Preferred Stock in CP Energy.

(39)
Wind River Resources Corporation and Wind River II Corporation are joint borrowers on the senior secured note. The interest rate for this investment is subject to the base rate of 12-Month LIBOR, which was 1.18% and 0.77% at December 31, 2015 and June 30, 2015.

(40)
NPH Property Holdings, LLC, a consolidated entity in which we own 100% of the membership interests, owns 100% of the common equity of National Property REIT Corp. (f/k/a National Property Holdings Corp.) (“NPRC”), a property REIT which holds investments in several real estate properties. Additionally, through its wholly-owned subsidiaries, NPRC invests in online consumer loans. We report NPRC as a separate controlled company. See Note 3 for further discussion of the properties held by NPRC. On March 17, 2015, we entered into a new credit agreement with ACL Loan Holdings, Inc. (“ACLLH”), a wholly-owned subsidiary of NPRC, to form two new tranches of senior secured term loans, Term Loan A and Term Loan B, with the same terms as the then existing NPRC Term Loan A and Term Loan B due to us. That agreement was effective as of June 30, 2014. On June 30, 2014, ACLLH made a non-cash return of capital distribution of $22,390 to NPRC and NPRC transferred and assigned to ACLLH a senior secured Term Loan A due to us. On June 2, 2015, we amended the credit agreement with NPRC to form two new tranches of senior secured term loans, Term Loan C and Term Loan D, with the same terms as the then existing ACLLH Term Loan A and Term Loan B due to us. That amendment was effective as of April 1, 2015. On August 18, 2015, we amended the credit agreement with NPRC to form a new tranche of senior secured term loans, Term Loan E. The amendment was effective as of July 1, 2015, and the outstanding Term Loan C and Term Loan D balances were converted to Term Loan E. On August 12, 2015, we also amended the credit agreement with ACLLH to form a new tranche of senior secured term loans, Term Loan C. The amendment was effective as of July 1, 2015, and the outstanding Term Loan A and Term Loan B balances were converted to Term Loan C.

(41)
UPH Property Holdings, LLC, a consolidated entity in which we own 100% of the membership interests, owns 100% of the common equity of United Property REIT Corp. (f/k/a United Property Holdings Corp.) (“UPRC”), a property REIT which holds investments in several real estate properties. We report UPRC as a separate controlled company. See Note 3 for further discussion of the properties held by UPRC.

(42)
SB Forging Company, Inc. (“SB Forging”), a consolidated entity in which we own 100% of the equity, owned 100% of Ajax Rolled Ring & Machine, LLC, the operating company, which was sold on October 10, 2014. As part of the sale there is $3,000 being held in escrow of which $802 was received on May 6, 2015 for which we realized a gain of the same amount. The remainder will be recognized as additional gain if and when received.

(43)
Harbortouch Holdings of Delaware Inc., a consolidated entity in which we own 100% of the common stock, owns 100% of the Class C voting units of Harbortouch Payments, LLC (“Harbortouch”), which provide for a 53.5% residual profits allocation. Harbortouch management owns 100% of the Class B and Class D voting units of Harbortouch, which provide for a 46.5% residual profits allocation. Harbortouch owns 100% of Credit Card Processing USA, LLC. We report Harbortouch as a separate controlled company.

(44)
Pegasus Business Intelligence, LP, Paycom Acquisition, LLC, and Paycom Acquisition Corp. are joint borrowers on the senior secured loan facilities. Paycom Intermediate Holdings, Inc. is the parent guarantor of this debt investment. These entities transact business internationally under the trade name Onyx Payments.

(45)	Security Alarm Financing Enterprises, L.P. and California Security Alarms, Inc. are joint borrowers on the senior subordinated note.

(46)
A portion of the senior secured note is denominated in Canadian Dollars (CAD). As of June 30, 2015, the principal balance of this note was CAD 36,666. In accordance with ASC 830, this note was remeasured into our functional currency, US Dollars (USD), and is presented on our Consolidated Schedules of Investments in USD.

(47)
On June 9, 2015, we provided additional debt and equity financing to support the recapitalization of Edmentum, Inc. (“Edmentum”). As part of the recapitalization, we exchanged 100% of the $50,000 second lien term loan previously outstanding for $26,365 of junior PIK notes and 370,964.14 Class A common units representing 37.1% equity ownership in Edmentum Ultimate Holdings,

See notes to consolidated financial statements.
F-40

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

Endnote Explanations as of December 31, 2015 (Unaudited) and June 30, 2015 (Continued)

LLC. In addition, we invested $5,875 in senior PIK notes and committed $7,834 as part of a second lien revolving credit facility, of which $4,896 was funded at closing. On June 9, 2015, we determined that the impairment of Edmentum was impaired and recorded a realized loss of $22,116 for the amount that the amortized cost exceeded the fair value, reducing the amortized cost to $37,216.

(48)	Co-investment with another fund managed by an affiliate of our investment adviser, Prospect Capital Management L.P. See Note 13 for further discussion.

(49)
As defined in the 1940 Act, we are deemed to “Control” these portfolio companies because we own more than 25% of the portfolio company’s outstanding voting securities. Transactions during the six months ended December 31, 2015 with these controlled investments were as follows:

Portfolio Company	Fair Value at June 30, 2015	Gross Additions (Cost)*	Gross Reductions (Cost)**	Net unrealized gains (losses)	Fair Value at December 31, 2015	Interest income	Dividend income	Other income	Net realized gains (losses)
American Property REIT Corp.	$118,256	$2,826	$(9,000)	$(768)	$111,314	$4,603	$11,016	$474	$—
Arctic Energy Services, LLC	60,364	51,870	(51,870)	(7,540)	52,824	1,123	—	—	—
BXC Company, Inc.	—	—	—	—	—	—	—	—	—
CCPI Inc.	41,352	314	(6,143)	5,467	40,990	1,619	3,195	—	—
CP Energy Services Inc.	91,009	95,454	(98,273)	(12,689)	75,501	(390)	—	—	—
Credit Central Company, LLC	55,172	—	—	(981)	54,191	3,714	—	1,238	—
Echelon Aviation LLC	68,941	—	—	(2,653)	66,288	2,920	—	—	—
Edmentum Ultimate Holdings, LLC	37,216	1,266	(4,896)	2,083	35,669	1,886	—	—	—
First Tower Finance Company LLC	365,950	8,352	(678)	(15,553)	358,071	28,304	—	—	—
Freedom Marine Solutions, LLC	27,090	32,004	(32,004)	(1,530)	25,560	1,112	—	—	—
Gulf Coast Machine & Supply Company	6,918	6,000	(75)	(3,440)	9,403	—	—	—	—
Harbortouch Payments, LLC	376,936	—	(2,604)	(30,545)	343,787	15,516	—	—	—
MITY, Inc.	50,795	140	—	3,039	53,974	2,897	710	—	—
National Property REIT Corp.	471,889	190,154	(79,519)	(14,649)	567,875	29,862	—	3,268	—
Nationwide Loan Company LLC	34,550	1,876	—	(3,714)	32,712	1,516	1,688	—	—
NMMB, Inc.	12,052	—	—	1,443	13,495	767	—	—	—
R-V Industries, Inc.	40,508	—	—	(5,381)	35,127	1,462	149	—	—
SB Forging Company, Inc.	—	—	—	—	—	—	—	—	—
United Property REIT Corp.	84,685	5,477	—	2,240	92,402	3,820	—	699	—
Valley Electric Company, Inc.	30,497	1,048	—	7,033	38,578	2,642	—	—	—
The Healing Staff, Inc.	—	—	—	—	—	—	—	—	(9)
Wolf Energy, LLC	22	—	—	851	873	—	—	—	—
Yatesville Coal Company, LLC	—	—	—	—	—	—	—	—	—
Total	$1,974,202	$396,781	$(285,062)	$(77,287)	$2,008,634	$103,373	$16,758	$5,679	$(9)

See notes to consolidated financial statements.
F-41

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

Endnote Explanations as of December 31, 2015 (Unaudited) and June 30, 2015 (Continued)

(50)
As defined in the 1940 Act, we are deemed to be an “Affiliated company” of these portfolio companies because we own more than 5% of the portfolio company’s outstanding voting securities. Transactions during the six months ended December 31, 2015 with these affiliated investments were as follows:

Portfolio Company	Fair Value at June 30, 2015	Gross Additions (Cost)*	Gross Reductions (Cost)*	Net unrealized gains (losses)	Fair Value at December 31, 2015	Interest income	Dividend income	Other income	Net realized gains (losses)
BNN Holdings Corp.	$45,945	$—	$(42,923)	$346	$3,368	$896	$—	$—	$—
Total	$45,945	$—	$(42,923)	$346	$3,368	$896	$—	$—	$—

* Gross additions include increases in the cost basis of the investments resulting from new portfolio investments, PIK interest, and the exchange of one or more existing securities for one or more new securities.

** Gross reductions include decreases in the cost basis of investments resulting from principal collections related to investments repayments or sales and the exchange of one or more existing securities for one or more new securities.

See notes to consolidated financial statements.
F-42

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

Endnote Explanations as of December 31, 2015 (Unaudited) and June 30, 2015 (Continued)

(51)
As defined in the 1940 Act, we are deemed to “Control” these portfolio companies because we own more than 25% of the portfolio company’s outstanding voting securities. Transactions during the year ended June 30, 2015 with these controlled investments were as follows:

Portfolio Company	Fair Value at June 30, 2014	Gross Additions (Cost)*		Gross Reductions (Cost)**	Net unrealized gains (losses)	Fair Value at June 30, 2015	Interest income	Dividend income	Other income	Net realized gains (losses)
Airmall Inc.	$45,284	$—		$(57,500)	$12,216	$—	$576	$—	$3,000	$(2,808)
American Property REIT Corp.	206,159	(102,543)	***	(32)	14,672	118,256	14,747	—	1,342	—
Appalachian Energy LLC	—	—		(2,050)	2,050	—	—	—	—	(2,050)
Arctic Energy Services, LLC	61,114	—		—	(750)	60,364	6,721	—	—	—
Borga, Inc.	436	—		(3,177)	2,741	—	—	—	—	(2,589)
BXC Company, Inc.	2,115	250		(17,699)	15,333	(1)	—	—	5	(16,949)
CCPI Inc.	32,594	599		(476)	8,635	41,352	3,332	—	525	—
Change Clean Energy Company, LLC	—	—		—	—	—	—	—	—	—
Coalbed, LLC	—	—		—	—	—	—	—	—	—
CP Energy Services Inc.	130,119	2,818		—	(41,927)	91,010	16,420	—	—	—
Credit Central Loan Company, LLC	50,432	300		(2,337)	6,777	55,172	7,375	159	1,220	—
Echelon Aviation LLC	92,628	5,800		(37,713)	8,226	68,941	6,895	—	—	—
Edmentum Ultimate Holdings, LLC	—	59,333		(22,116)	—	37,217	—	—	—	(22,116)
First Tower Finance Company LLC	326,785	332		(1,932)	40,765	365,950	52,900	1,929	—	—
Freedom Marine Solutions, LLC	32,004	—		(485)	(4,429)	27,090	4,461	—	—	—
Gulf Coast Machine & Supply Company	14,459	8,500		—	(16,041)	6,918	1,370	—	—	—
Harbortouch Payments, LLC	291,314	35,374		(8,609)	58,857	376,936	29,834	—	579	—
Manx Energy, Inc.	—	—		(50)	50	—	—	—	—	(50)
MITY, Inc.	49,289	3,032		(2,594)	1,068	50,795	5,783	—	—	(5)
National Property REIT Corp.	124,511	361,481	***	(38,420)	24,317	471,889	30,611	—	1,959	—
Nationwide Loan Company LLC (f/k/a Nationwide Acceptance LLC)	29,923	2,814		(2,350)	4,163	34,550	3,005	4,425	—	—
NMMB, Inc.	6,297	383		—	5,372	12,052	1,521	—	—	—
R-V Industries, Inc.	57,734	—		(1,175)	(16,052)	40,507	3,018	298	—	—
SB Forging Company, Inc.	25,536	—		(46,550)	21,014	—	956	—	2,000	(23,560)
United Property REIT Corp.	24,566	51,936	***	(448)	8,631	84,685	5,893	—	2,345	—
Valley Electric Company, Inc.	33,556	2,053		(76)	(5,036)	30,497	4,991	—	—	—
Vets Securing America, Inc.****	—	100		(3,931)	3,831	—	—	—	—	(3,246)
Wolf Energy, LLC	3,599	—		(5,991)	2,414	22	—	—	—	(5,818)
Yatesville Coal Company, LLC	—	—		(1,449)	1,449	—	—	—	—	(1,449)
Total	$1,640,454	$432,562		$(257,160)	$158,346	$1,974,202	$200,409	$6,811	$12,975	$(80,640)

See notes to consolidated financial statements.
F-43

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

Endnote Explanations as of December 31, 2015 (Unaudited) and June 30, 2015 (Continued)

(52)
As defined in the 1940 Act, we are deemed to be an “Affiliated company” of these portfolio companies because we own more than 5% of the portfolio company’s outstanding voting securities. Transactions during the year ended June 30, 2015 with these affiliated investments were as follows:

Portfolio Company	Fair Value at June 30, 2014	Gross Additions (Cost)*	Gross Reductions (Cost)**	Net unrealized gains (losses)	Fair Value at June 30, 2015	Interest income	Dividend income	Other income	Net realized gains (losses)
BNN Holdings Corp.	$32,121	$44,000	$(30,679)	$503	$45,945	$3,799	$778	$226	$—
Total	$32,121	$44,000	$(30,679)	$503	$45,945	$3,799	$778	$226	$—

* Gross additions include increases in the cost basis of the investments resulting from new portfolio investments, PIK interest, and the exchange of one or more existing securities for one or more new securities.

** Gross reductions include decreases in the cost basis of investments resulting from principal collections related to investments repayments or sales and the exchange of one or more existing securities for one or more new securities. Redemption amounts included within gross reductions include the cost basis adjustments resulting from consolidation on July 1, 2014.
*** These amounts include the cost basis of investments transferred from APRC and UPRC to NPRC. (See Note 3 for details.)
**** During the year ended June 30, 2015, THS ceased operations and the VSA management team supervised both the continued operations of VSA and the wind-down of activities at THS.

See notes to consolidated financial statements.
F-44

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share data)
(Unaudited)

Note 1. Organization
In this report, the terms “Prospect,” “we,” “us” and “our” mean Prospect Capital Corporation and its subsidiaries unless the context specifically requires otherwise.

Prospect Capital Corporation is a financial services company that primarily lends to and invests in middle market privately-held companies. We are a closed-end investment company incorporated in Maryland. We have elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940 (the “1940 Act”). As a BDC, we have elected to be treated as a regulated investment company (“RIC”), under Subchapter M of the Internal Revenue Code of 1986 (the “Code”). We were organized on April 13, 2004 and were funded in an initial public offering completed on July 27, 2004.

On May 15, 2007, we formed a wholly-owned subsidiary Prospect Capital Funding LLC (“PCF”), a Delaware limited liability company and a bankruptcy remote special purpose entity, which holds certain of our portfolio loan investments that are used as collateral for the revolving credit facility at PCF. Our wholly-owned subsidiary Prospect Small Business Lending, LLC (“PSBL”) was formed on January 27, 2014 and purchases small business whole loans on a recurring basis from online small business loan originators, including On Deck Capital, Inc. (“OnDeck”) and Direct Capital Corporation (“Direct Capital”). On September 30, 2014, we formed a wholly-owned subsidiary Prospect Yield Corporation, LLC (“PYC”) and effective October 23, 2014, PYC holds our investments in collateralized loan obligations (“CLOs”). Each of these subsidiaries have been consolidated since operations commenced.
Effective July 1, 2014, we began consolidating certain of our wholly-owned and substantially wholly-owned holding companies formed by us in order to facilitate our investment strategy. The following companies have been included in our consolidated financial statements since July 1, 2014: AMU Holdings Inc.; APH Property Holdings, LLC; Arctic Oilfield Equipment USA, Inc.; CCPI Holdings Inc.; CP Holdings of Delaware LLC; Credit Central Holdings of Delaware, LLC; Energy Solutions Holdings Inc.; First Tower Holdings of Delaware LLC; Harbortouch Holdings of Delaware Inc.; MITY Holdings of Delaware Inc.; Nationwide Acceptance Holdings LLC; NMMB Holdings, Inc.; NPH Property Holdings, LLC; STI Holding, Inc.; UPH Property Holdings, LLC; Valley Electric Holdings I, Inc.; Valley Electric Holdings II, Inc.; and Wolf Energy Holdings Inc. On October 10, 2014, concurrent with the sale of the operating company, our ownership increased to 100% of the outstanding equity of ARRM Services, Inc. (“ARRM”) which was renamed SB Forging Company, Inc. (“SB Forging”). As such, we began consolidating SB Forging on October 11, 2014. We collectively refer to these entities as the “Consolidated Holding Companies.”
We are externally managed by our investment adviser, Prospect Capital Management L.P. (“Prospect Capital Management” or the “Investment Adviser”). Prospect Administration LLC (“Prospect Administration” or the “Administrator”), a wholly-owned subsidiary of the Investment Adviser, provides administrative services and facilities necessary for us to operate.
Our investment objective is to generate both current income and long-term capital appreciation through debt and equity investments. We invest primarily in senior and subordinated debt and equity of private companies in need of capital for acquisitions, divestitures, growth, development, recapitalizations and other purposes. We work with the management teams or financial sponsors to seek investments with historical cash flows, asset collateral or contracted pro-forma cash flows.
Note 2. Significant Accounting Policies
Basis of Presentation and Consolidation
The accompanying consolidated financial statements have been prepared in accordance with United States generally accepted accounting principles (“GAAP”) pursuant to the requirements for reporting on Form 10-Q, ASC 946, Financial Services—Investment Companies (“ASC 946”), and Articles 6, 10 and 12 of Regulation S-X. Under the 1940 Act, ASC 946, and the regulations pursuant to Article 6 of Regulation S-X, we are precluded from consolidating any entity other than another investment company or an operating company which provides substantially all of its services to benefit us. Our consolidated financial statements include the accounts of Prospect, PCF, PSBL, PYC, and the Consolidated Holding Companies. All intercompany balances and transactions have been eliminated in consolidation. The financial results of our non-substantially wholly-owned holding companies and operating portfolio company investments are not consolidated in the financial statements. Any operating companies owned by the Consolidated Holding Companies are not consolidated.

F-45

Use of Estimates
The preparation of the consolidated financial statements in accordance with GAAP requires us to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of income, expenses, and gains and losses during the reported period. Changes in the economic environment, financial markets, creditworthiness of our portfolio companies and any other parameters used in determining these estimates could cause actual results to differ, and these differences could be material.
Cash and Cash Equivalents
Cash and cash equivalents include funds deposited with financial institutions and short-term, highly-liquid overnight investments in money market funds. Cash and cash equivalents are carried at cost which approximates fair value.
Investment Classification
We are a non-diversified company within the meaning of the 1940 Act. As required by the 1940 Act, we classify our investments by level of control. As defined in the 1940 Act, “Control Investments” are those where there is the ability or power to exercise a controlling influence over the management or policies of a company. Control is generally deemed to exist when a company or individual possesses or has the right to acquire within 60 days or less, a beneficial ownership of more than 25% of the voting securities of an investee company. Under the 1940 Act, “Affiliate Investments” are defined by a lesser degree of influence and are deemed to exist through the possession outright or via the right to acquire within 60 days or less, beneficial ownership of 5% or more of the outstanding voting securities of another person. “Non-Control/Non-Affiliate Investments” are those that are neither Control Investments nor Affiliate Investments.
Investment Transactions
Investments are recognized when we assume an obligation to acquire a financial instrument and assume the risks for gains or losses related to that instrument. Investments are derecognized when we assume an obligation to sell a financial instrument and forego the risks for gains or losses related to that instrument. Specifically, we record all security transactions on a trade date basis. Amounts for investments recognized or derecognized but not yet settled are reported in due to broker or as a receivable for investments sold, respectively, in the consolidated statements of assets and liabilities.
Investment Risks
Our investments are subject to a variety of risks. Those risks include the following:
Market Risk
Market risk represents the potential loss that can be caused by a change in the fair value of the financial instrument.
Credit Risk
Credit risk represents the risk that we would incur if the counterparties failed to perform pursuant to the terms of their agreements with us.
Liquidity Risk
Liquidity risk represents the possibility that we may not be able to rapidly adjust the size of our investment positions in times of high volatility and financial stress at a reasonable price.
Interest Rate Risk
Interest rate risk represents a change in interest rates, which could result in an adverse change in the fair value of an interest-bearing financial instrument.
Prepayment Risk
Many of our debt investments allow for prepayment of principal without penalty. Downward changes in interest rates may cause prepayments to occur at a faster than expected rate, thereby effectively shortening the maturity of the security and making the security less likely to be an income producing instrument.

F-46

Investment Valuation
To value our investments, we follow the guidance of ASC 820, Fair Value Measurement (“ASC 820”), that defines fair value, establishes a framework for measuring fair value in conformity with GAAP, and requires disclosures about fair value measurements. In accordance with ASC 820, the fair value of our investments is defined as the price that we would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market in which that investment is transacted.
ASC 820 classifies the inputs used to measure these fair values into the following hierarchy:
Level 1: Quoted prices in active markets for identical assets or liabilities, accessible by us at the measurement date.
Level 2: Quoted prices for similar assets or liabilities in active markets, or quoted prices for identical or similar assets or liabilities in markets that are not active, or other observable inputs other than quoted prices.
Level 3: Unobservable inputs for the asset or liability.
In all cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls has been determined based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each investment.
Our Board of Directors has established procedures for the valuation of our investment portfolio. These procedures are detailed below.
Investments for which market quotations are readily available are valued at such market quotations.
For most of our investments, market quotations are not available. With respect to investments for which market quotations are not readily available or when such market quotations are deemed not to represent fair value, our Board of Directors has approved a multi-step valuation process each quarter, as described below.

1.	Each portfolio company or investment is reviewed by our investment professionals with independent valuation firms engaged by our Board of Directors.

2.	The independent valuation firms conduct independent valuations and make their own independent assessments.

3.	The Audit Committee of our Board of Directors reviews and discusses the preliminary valuation of the Investment Adviser and that of the independent valuation firms.

4.
The Board of Directors discusses valuations and determines the fair value of each investment in our portfolio in good faith based on the input of the Investment Adviser, the respective independent valuation firm and the Audit Committee.

Our non-CLO investments are valued utilizing a yield analysis, enterprise value (“EV”) analysis, net asset value analysis, liquidation analysis, discounted cash flow analysis, or a combination of methods, as appropriate. The yield analysis uses loan spreads for loans, dividend yields for certain investments and other relevant information implied by market data involving identical or comparable assets or liabilities. Under the EV analysis, the EV of a portfolio company is first determined and allocated over the portfolio company’s securities in order of their preference relative to one another (i.e., “waterfall” allocation). To determine the EV, we typically use a market multiples approach that considers relevant and applicable market trading data of guideline public companies, transaction metrics from precedent merger and acquisitions transactions and/or a discounted cash flow analysis. The net asset value analysis is used to derive a value of an underlying investment (such as real estate property) by dividing a relevant earnings stream by an appropriate capitalization rate. For this purpose, we consider capitalization rates for similar properties as may be obtained from guideline public companies and/or relevant transactions. The liquidation analysis is intended to approximate the net recovery value of an investment based on, among other things, assumptions regarding liquidation proceeds based on a hypothetical liquidation of a portfolio company’s assets. The discounted cash flow analysis uses valuation techniques to convert future cash flows or earnings to a range of fair values from which a single estimate may be derived utilizing an appropriate discount rate. The measurement is based on the net present value indicated by current market expectations about those future amounts.
In applying these methodologies, additional factors that we consider in valuing our investments may include, as we deem relevant: security covenants, call protection provisions, and information rights; the nature and realizable value of any collateral; the portfolio company’s ability to make payments; the principal markets in which the portfolio company does business; publicly available financial ratios of peer companies; the principal market; and enterprise values, among other factors.

F-47

Our investments in CLOs are classified as ASC 820 Level 3 securities and are valued using a discounted cash flow model. The valuations have been accomplished through the analysis of the CLO deal structures to identify the risk exposures from the modeling point of view as well as to determine an appropriate call date (i.e., expected maturity). For each CLO security, the most appropriate valuation approach has been chosen from alternative approaches to ensure the most accurate valuation for such security. To value a CLO, both the assets and the liabilities of the CLO capital structure are modeled. We use a waterfall engine to store the collateral data, generate collateral cash flows from the assets based on various assumptions for the risk factors, distribute the cash flows to the liability structure based on the payment priorities, and discount them back using current market discount rates. The main risk factors are: default risk, interest rate risk, downgrade risk, and credit spread risk.
Valuation of Other Financial Assets and Financial Liabilities
ASC 825, Financial Instruments, specifically ASC 825-10-25, permits an entity to choose, at specified election dates, to measure eligible items at fair value (the “Fair Value Option”). We have not elected the Fair Value Option to report selected financial assets and financial liabilities. See Note 8 for further discussion of our financial liabilities that are measured using another measurement attribute.
Our undrawn committed revolvers and delayed draw term notes are fair valued at zero as of December 31, 2015 and June 30, 2015, respectively. See Note 3 for further discussion.
Convertible Notes
We have recorded the Convertible Notes at their contractual amounts. The Convertible Notes were analyzed for any features that would require bifurcation and such features were determined to be immaterial. See Note 5 for further discussion.
Revenue Recognition
Realized gains or losses on the sale of investments are calculated using the specific identification method.
Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis. Origination, closing and/or commitment fees associated with investments in portfolio companies are accreted into interest income over the respective terms of the applicable loans. Accretion of such purchase discounts or amortization of premiums is calculated using the effective interest method as of the purchase date and adjusted only for material amendments or prepayments. Upon the prepayment of a loan or debt security, any prepayment penalties and unamortized loan origination, closing and commitment fees are recorded as interest income.
Loans are placed on non-accrual status when there is reasonable doubt that principal or interest will be collected. Unpaid accrued interest is generally reversed when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment. Non-accrual loans are restored to accrual status when past due principal and interest is paid and in management’s judgment, is likely to remain current. As of December 31, 2015, approximately 0.5% of our total assets are in non-accrual status.
Interest income from investments in the “equity” class of security of CLO funds (typically preferred shares, income notes or subordinated notes) and “equity” class of security of securitized trust is recorded based upon an estimation of an effective yield to expected maturity utilizing assumed cash flows in accordance with ASC 325-40, Beneficial Interests in Securitized Financial Assets. We monitor the expected cash inflows from our CLO and securitized trust equity investments, including the expected residual payments, and the effective yield is determined and updated periodically.
Dividend income is recorded on the ex-dividend date.
Structuring fees and similar fees are recognized as income is earned, usually when paid. Structuring fees, excess deal deposits, net profits interests and overriding royalty interests are included in other income. See Note 10 for further discussion.

F-48

Federal and State Income Taxes
We have elected to be treated as a regulated investment company and intend to continue to comply with the requirements of the Code applicable to regulated investment companies. We are required to distribute at least 90% of our investment company taxable income and intend to distribute (or retain through a deemed distribution) all of our investment company taxable income and net capital gain to stockholders; therefore, we have made no provision for income taxes. The character of income and gains that we will distribute is determined in accordance with income tax regulations that may differ from GAAP. Book and tax basis differences relating to stockholder dividends and distributions and other permanent book and tax differences are reclassified to paid-in capital.
If we do not distribute (or are not deemed to have distributed) at least 98% of our annual ordinary income and 98.2% of our capital gains in the calendar year earned, we will generally be required to pay an excise tax equal to 4% of the amount by which 98% of our annual ordinary income and 98.2% of our capital gains exceed the distributions from such taxable income for the year. To the extent that we determine that our estimated current year annual taxable income will be in excess of estimated current year dividend distributions from such taxable income, we accrue excise taxes, if any, on estimated excess taxable income. We accrued $1,300 for our estimated excise tax obligation during the three and six months ended December 31, 2015, respectively, because our estimated annual taxable income exceeded our distributions. Similarly, we accrued $1,775 for our estimated excise tax obligation during the three and six months ended December 31, 2014, respectively, because our estimated annual taxable income exceeded our distributions.
If we fail to satisfy the annual distribution requirement or otherwise fail to qualify as a RIC in any taxable year, we would be subject to tax on all of our taxable income at regular corporate rates. We would not be able to deduct distributions to stockholders, nor would we be required to make distributions. Distributions would generally be taxable to our individual and other non-corporate taxable stockholders as ordinary dividend income eligible for the reduced maximum rate applicable to qualified dividend income to the extent of our current and accumulated earnings and profits, provided certain holding period and other requirements are met. Subject to certain limitations under the Code, corporate distributions would be eligible for the dividends-received deduction. To qualify again to be taxed as a RIC in a subsequent year, we would be required to distribute to our shareholders our accumulated earnings and profits attributable to non-RIC years reduced by an interest charge of 50% of such earnings and profits payable by us as an additional tax. In addition, if we failed to qualify as a RIC for a period greater than two taxable years, then, in order to qualify as a RIC in a subsequent year, we would be required to elect to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if we had been liquidated) or, alternatively, be subject to taxation on such built-in gain recognized for a period of five years.
We follow ASC 740, Income Taxes (“ASC 740”). ASC 740 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the consolidated financial statements. ASC 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing our tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. As of December 31, 2015 and for the three and six months then ended, we did not record any unrecognized tax benefits or liabilities. Management’s determinations regarding ASC 740 may be subject to review and adjustment at a later date based upon factors including, but not limited to, an on-going analysis of tax laws, regulations and interpretations thereof. Although we file both federal and state income tax returns, our major tax jurisdiction is federal. Our tax returns for our federal tax years ended August 31, 2013 and thereafter remain subject to examination by the Internal Revenue Service.
Dividends and Distributions
Dividends and distributions to common stockholders are recorded on the ex-dividend date. The amount, if any, to be paid as a monthly dividend or distribution is approved by our Board of Directors quarterly and is generally based upon our management’s estimate of our future earnings. Net realized capital gains, if any, are distributed at least annually.
Financing Costs
We record origination expenses related to our Revolving Credit Facility and Convertible Notes, Public Notes and Prospect Capital InterNotes® (collectively, our “Unsecured Notes”) as deferred financing costs. These expenses are deferred and amortized as part of interest expense using the straight-line method for our Revolving Credit Facility and the effective interest method for our Unsecured Notes over the respective expected life or maturity. In the event that we modify or extinguish our debt before maturity, we follow the guidance in ASC 470-50, Modification and Extinguishments (“ASC 470-50”). For modifications to or exchanges of our Revolving Credit Facility, any unamortized deferred costs relating to lenders who are not part of the new lending group are expensed. For extinguishments of our Unsecured Notes, any unamortized deferred costs are deducted from the carrying amount of the debt in determining the gain or loss from the extinguishment.

F-49

We may record registration expenses related to shelf filings as prepaid assets. These expenses consist principally of SEC registration fees, legal fees and accounting fees incurred. These prepaid assets are charged to capital upon the receipt of proceeds from an equity offering or charged to expense if no offering is completed. As of December 31, 2015 and June 30, 2015, there are no prepaid assets related to registration expenses and all amounts incurred have been expensed.
Guarantees and Indemnification Agreements
We follow ASC 460, Guarantees (“ASC 460”). ASC 460 elaborates on the disclosure requirements of a guarantor in its interim and annual consolidated financial statements about its obligations under certain guarantees that it has issued. It also requires a guarantor to recognize, at the inception of a guarantee, for those guarantees that are covered by ASC 460, the fair value of the obligation undertaken in issuing certain guarantees.
Per Share Information
Net increase or decrease in net assets resulting from operations per share is calculated using the weighted average number of common shares outstanding for the period presented. In accordance with ASC 946, convertible securities are not considered in the calculation of net asset value per share.
Recent Accounting Pronouncements
In April 2015, the FASB issued Accounting Standards Update 2015-03, Simplifying the Presentation of Debt Issuance Costs (“ASU 2015-03”). ASU 2015-03 requires debt issuance costs related to a recognized debt liability to be presented in the balance sheet as a direct deduction from the debt liability rather than as an asset. The new guidance will make the presentation of debt issuance costs consistent with the presentation of debt discounts or premiums. ASU 2015-03 is effective for financial statements issued for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. Early adoption is permitted for financial statements that have not been previously issued. The new guidance must be applied on a retrospective basis to all prior periods presented in the financial statements. The adoption of the amended guidance in ASU 2015-03 is expected to decrease total liabilities and total assets, but have no other significant effect on our consolidated financial statements and disclosures.
In January 2016, the FASB issued Accounting Standards Update 2016-01, Recognition and Measurement of Financial Assets and Financial Liabilities (“ASU 2016-01”). The amendments in ASU 2016-01 address certain aspects of recognition, measurement, presentation, and disclosure of financial instruments. One such amendment requires an entity to present separately in other comprehensive income the portion of the total change in the fair value of a liability resulting from a change in the instrument-specific credit risk when the entity has elected to measure the liability at fair value in accordance with the fair value option. That presentation addresses financial statement users’ feedback that presenting the total change in fair value of a liability in net income reduced the decision usefulness of an entity’s net income when it had a deterioration in its credit worthiness. ASU 2016-01 is effective for financial statements issued for fiscal years beginning after December 15, 2017, and interim periods within those fiscal years. The new guidance must be applied by means of a cumulative-effect adjustment to the balance sheet as of the beginning of the fiscal year of adoption. The amendments related to equity securities without readily determinable fair values (including disclosure requirements) should be applied prospectively to equity investments that exist as of the date of adoption of ASU 2016-01. The adoption of the amended guidance in ASU 2016-01 is not expected to have a significant effect on our consolidated financial statements and disclosures.

F-50

Note 3. Portfolio Investments
At December 31, 2015, we had investments in 130 long-term portfolio investments, which had an amortized cost of $6,381,410 and a fair value of $6,179,670. At June 30, 2015, we had investments in 131 long-term portfolio investments, which had an amortized cost of $6,559,376 and a fair value of $6,609,558.
The original cost basis of debt placement and equity securities acquired, including follow-on investments for existing portfolio companies, totaled $1,129,935 and $1,409,910 during the six months ended December 31, 2015 and December 31, 2014, respectively. Debt repayments and proceeds from sales of equity securities of approximately $1,259,821 and $1,086,884 were received during the six months ended December 31, 2015 and December 31, 2014, respectively.
The following table shows the composition of our investment portfolio as of December 31, 2015 and June 30, 2015.

	December 31, 2015		June 30, 2015
	Cost	Fair Value	Cost	Fair Value
Revolving Line of Credit	$6,850	$6,850	$30,546	$30,546
Senior Secured Debt	3,319,324	3,202,536	3,617,111	3,533,447
Subordinated Secured Debt	1,189,702	1,160,610	1,234,701	1,205,303
Subordinated Unsecured Debt	74,208	66,370	145,644	144,271
Small Business Loans	32,871	32,719	50,558	50,892
CLO Debt	28,939	31,600	28,613	32,398
CLO Residual Interest	1,127,707	1,049,157	1,072,734	1,113,023
Equity	601,809	629,828	379,469	499,678
Total Investments	$6,381,410	$6,179,670	$6,559,376	$6,609,558
In the previous table and throughout the remainder of this footnote, we aggregate our portfolio investments by type of investment, which may differ slightly from the nomenclature used by the constituent instruments defining the rights of holders of the investment, as disclosed on our Consolidated Schedules of Investments (“SOI”). The following investments are included in each category:

•	Senior Secured Debt includes investments listed on the SOI such as senior secured term loans, senior term loans, secured promissory notes, senior demand notes, and first lien term loans.

•	Subordinated Secured Debt includes investments listed on the SOI such as subordinated secured term loans, subordinated term loans, senior subordinated notes, and second lien term loans.

•	Subordinated Unsecured Debt includes investments listed on the SOI such as subordinated unsecured notes and senior unsecured notes.

•	Small Business Loans includes our investments in small business whole loans purchased from OnDeck and Direct Capital.

•	CLO Debt includes our investments in the “debt” class of security of CLO funds.

•	CLO Residual Interest includes our investments in the “equity” class of security of CLO funds such as income notes, preference shares, and subordinated notes.

•
Equity, unless specifically stated otherwise, includes our investments in preferred stock, common stock, membership interests, net profits interests, net operating income interests, net revenue interests, overriding royalty interests, escrows receivable, and warrants.

F-51

The following table shows the fair value of our investments disaggregated into the three levels of the ASC 820 valuation hierarchy as of December 31, 2015.

	Level 1	Level 2	Level 3	Total
Revolving Line of Credit	$—	$—	$6,850	$6,850
Senior Secured Debt	—	—	3,202,536	3,202,536
Subordinated Secured Debt	—	—	1,160,610	1,160,610
Subordinated Unsecured Debt	—	—	66,370	66,370
Small Business Loans	—	—	32,719	32,719
CLO Debt	—	—	31,600	31,600
CLO Residual Interest	—	—	1,049,157	1,049,157
Equity	—	—	629,828	629,828
Total Investments	$—	$—	$6,179,670	$6,179,670
The following table shows the fair value of our investments disaggregated into the three levels of the ASC 820 valuation hierarchy as of June 30, 2015.

	Level 1	Level 2	Level 3	Total
Revolving Line of Credit	$—	$—	$30,546	$30,546
Senior Secured Debt	—	—	3,533,447	3,533,447
Subordinated Secured Debt	—	—	1,205,303	1,205,303
Subordinated Unsecured Debt	—	—	144,271	144,271
Small Business Loans	—	—	50,892	50,892
CLO Debt	—	—	32,398	32,398
CLO Residual Interest	—	—	1,113,023	1,113,023
Equity	260	—	499,418	499,678
Total Investments	$260	$—	$6,609,298	$6,609,558
The following tables show the aggregate changes in the fair value of our Level 3 investments during the six months ended December 31, 2015.

	Fair Value Measurements Using Unobservable Inputs (Level 3)
	Control Investments	Affiliate Investments	Non-Control/ Non-Affiliate Investments	Total
Fair value as of June 30, 2015	$1,974,202	$45,945	$4,589,151	$6,609,298
Net realized losses on investments	(9)	—	(7,716)	(7,725)
Net change in unrealized (depreciation) appreciation	(77,287)	346	(174,784)	(251,725)
Net realized and unrealized (losses) gains	(77,296)	346	(182,500)	(259,450)
Purchases of portfolio investments	395,224	—	730,571	1,125,795
Payment-in-kind interest	1,557	—	2,583	4,140
Amortization of discounts and premiums	—	—	(40,627)	(40,627)
Repayments and sales of portfolio investments	(285,053)	(42,923)	(931,510)	(1,259,486)
Transfers within Level 3(1)	—	—	—	—
Transfers in (out) of Level 3(1)	—	—	—	—
Fair value as of December 31, 2015	$2,008,634	$3,368	$4,167,668	$6,179,670
F-52

	Revolving Line of Credit	Senior Secured Debt	Subordinated Secured Debt	Subordinated Unsecured Debt	Small Business Loans	CLO Debt	CLO Residual Interest	Equity	Total
Fair value as of June 30, 2015	$30,546	$3,533,447	$1,205,303	$144,271	$50,892	$32,398	$1,113,023	$499,418	$6,609,298
Net realized (losses) gains on investments	—	(203)	(4,270)	—	(3,747)	—	—	495	(7,725)
Net change in unrealized (depreciation) appreciation	—	(33,123)	303	(6,466)	(486)	(1,123)	(118,840)	(91,990)	(251,725)
Net realized and unrealized (losses)	—	(33,326)	(3,967)	(6,466)	(4,233)	(1,123)	(118,840)	(91,495)	(259,450)
Purchases of portfolio investments	3,400	648,647	90,605	—	55,024	—	96,620	231,499	1,125,795
Payment-in-kind interest	—	2,987	(111)	1,264	—	—	—	—	4,140
Accretion (amortization) of discounts and premiums	—	131	563	—	—	325	(41,646)	—	(40,627)
Repayments and sales of portfolio investments	(27,096)	(949,350)	(131,783)	(72,699)	(68,964)	—	—	(9,594)	(1,259,486)
Transfers within Level 3(1)	—	—	—	—	—	—	—	—	—
Transfers in (out) of Level 3(1)	—	—	—	—	—	—	—	—	—
Fair value as of December 31, 2015	$6,850	$3,202,536	$1,160,610	$66,370	$32,719	$31,600	$1,049,157	$629,828	$6,179,670

(1)	Transfers are assumed to have occurred at the beginning of the quarter during which the asset was transferred.

The following tables show the aggregate changes in the fair value of our Level 3 investments during the six months ended December 31, 2014.

	Fair Value Measurements Using Unobservable Inputs (Level 3)
	Control Investments	Affiliate Investments	Non-Control/ Non-Affiliate Investments	Total
Fair value as of June 30, 2014	$1,640,454	$32,121	$4,580,996	$6,253,571
Net realized loss on investments	(54,787)	—	(100,890)	(155,677)
Net change in unrealized appreciation	87,851	26	52,444	140,321
Net realized and unrealized gain (loss)	33,064	26	(48,446)	(15,356)
Purchases of portfolio investments	211,142	44,000	1,144,481	1,399,623
Payment-in-kind interest	6,585	—	3,702	10,287
Amortization of discounts and premiums	—	—	(37,332)	(37,332)
Repayments and sales of portfolio investments	(167,496)	(30,041)	(889,683)	(1,087,220)
Transfers within Level 3(1)	—	—	—	—
Transfers in (out) of Level 3(1)	—	—	—	—
Fair value as of December 31, 2014	$1,723,749	$46,106	$4,753,718	$6,523,573

	Revolving Line of Credit	Senior Secured Debt	Subordinated Secured Debt	Subordinated Unsecured Debt	Small Business Loans	CLO Debt	CLO Residual Interest	Equity	Total
Fair value as of June 30, 2014	$2,786	$3,514,198	$1,200,221	$85,531	$4,252	$33,199	$1,093,985	$319,399	$6,253,571
Net realized loss on investments	(1,094)	(33,875)	(75,164)	—	(449)	—	(15,639)	(29,456)	(155,677)
Net change in unrealized appreciation (depreciation)	659	13,554	58,322	—	(1,738)	(66)	(3,688)	73,278	140,321
Net realized and unrealized (loss) gain	(435)	(20,321)	(16,842)	—	(2,187)	(66)	(19,327)	43,822	(15,356)
Purchases of portfolio investments	16,500	926,519	237,830	6,592	35,638	—	138,843	37,701	1,399,623
Payment-in-kind interest	—	9,074	127	1,086	—	—	—	—	10,287
Accretion (amortization) of discounts and premiums	—	133	890	—	—	244	(38,599)	—	(37,332)
Repayments and sales of portfolio investments	(7,501)	(848,076)	(106,462)	—	(14,384)	—	(84,996)	(25,801)	(1,087,220)
Transfers within Level 3(1)	—	—	—	—	—	—	—	—	—
Transfers in (out) of Level 3(1)	—	—	—	—	—	—	—	—	—
Fair value as of December 31, 2014	$11,350	$3,581,527	$1,315,764	$93,209	$23,319	$33,377	$1,089,906	$375,121	$6,523,573

(1)	Transfers are assumed to have occurred at the beginning of the quarter during which the asset was transferred.
For the six months ended December 31, 2015 and December 31, 2014, the net change in unrealized (depreciation) appreciation on the investments that use Level 3 inputs was $(261,955) and $53,441 for investments still held as of December 31, 2015 and December 31, 2014, respectively.

F-53

The ranges of unobservable inputs used in the fair value measurement of our Level 3 investments as of December 31, 2015 were as follows:

			Unobservable Input
Asset Category	Fair Value	Primary Valuation Technique	Input	Range	Weighted Average
Senior Secured Debt	$2,158,423	Discounted Cash Flow (Yield analysis)	Market Yield	6.0%-28.8%	12.6%
Senior Secured Debt	422,109	Enterprise Value Waterfall (Market approach)	EBITDA Multiple	4.5x-10.5x	8.8x
Senior Secured Debt	40,808	Enterprise Value Waterfall (Discounted cash flow)	Discount Rate	7.0%-9.0%	8.0%
Senior Secured Debt	10,257	Liquidation Analysis	N/A	N/A	N/A
Senior Secured Debt (1)	269,489	Enterprise Value Waterfall	Loss-Adjusted Discount Rate	2.4%-14.4%	10.7%
Senior Secured Debt (2)	308,300	Enterprise Value Waterfall (NAV Analysis)	Capitalization Rate	5.9%-6.9%	6.1%
		Enterprise Value Waterfall (Market approach)	Dividend Yield	8.8%-11.7%	9.5%
Subordinated Secured Debt	823,095	Discounted Cash Flow (Yield Analysis)	Market Yield	8.3%-22.1%	13.0%
Subordinated Secured Debt	29,237	Enterprise Value Waterfall (Market approach)	EBITDA Multiple	7.0x-8.0x	7.5x
Subordinated Secured Debt (3)	308,278	Enterprise Value Waterfall (Market approach)	Book Value Multiple	1.2x-3.6x	2.4x
		Enterprise Value Waterfall (Market approach)	Earnings Multiple	7.0x-10.5x	9.8x
Subordinated Unsecured Debt	33,785	Discounted Cash Flow (Yield Analysis)	Market Yield	12.6%-56.1%	24.3%
Subordinated Unsecured Debt	32,585	Enterprise Value Waterfall (Market approach)	EBITDA Multiple	5.8x-8.0x	7.3x
Small Business Loans (4)	32,719	Discounted Cash Flow	Loss-Adjusted Discount Rate	19.3%-30.8%	24.9%
CLO Debt	31,600	Discounted Cash Flow	Discount Rate	7.2%-8.0%	7.6%
CLO Residual Interest	1,049,157	Discounted Cash Flow	Discount Rate	16.3%-21.2%	18.4%
Preferred Equity	78,282	Enterprise Value Waterfall (Market approach)	EBITDA Multiple	4.5x-9.0x	6.6x
Preferred Equity	3,368	Discounted Cash Flow (Yield analysis)	Market Yield	20.0%-25.0%	22.0%
Common Equity/Interests/Warrants	160,392	Enterprise Value Waterfall (Market approach)	EBITDA Multiple	3.5x-10.5x	8.5x
Common Equity/Interests/Warrants (2)	154,325	Enterprise Value Waterfall (NAV analysis)	Capitalization Rate	5.9%-6.9%	6.1%
		Enterprise Value Waterfall (Market approach)	Dividend Yield	8.8%-11.7%	9.5%
Common Equity/Interests/Warrants (3)	132,776	Enterprise Value Waterfall (Market approach)	Book Value Multiple	1.2x-3.6x	2.3x
		Enterprise Value Waterfall (Market approach)	Earnings Multiple	7.0x-10.5x	9.6x
Common Equity/Interests/Warrants (5)	39,477	Discounted Cash Flow	Discount Rate	11.0%-12.0%	11.5%
Common Equity/Interests/Warrants	25,480	Enterprise Value Waterfall (Discounted Cash Flow)	Discount Rate	7.0%-9.0%	8.0%
Common Equity/Interests/Warrants	3,920	Discounted Cash Flow (Yield analysis)	Discount Rate	16.0%-18.0%	17.0%
Common Equity/Interests/Warrants	25,579	Liquidation Analysis	N/A	N/A	N/A
Escrow Receivable	6,229	Discounted Cash Flow	Discount Rate	7.0%-8.1%	7.6%
Total Level 3 Investments	$6,179,670

(1)
Represents an investment in a Real Estate Investment subsidiary. The Enterprise Value analysis includes the fair value of our investments in such indirect subsidiary’s consumer loans purchased from online consumer lending platforms, which are valued using a discounted cash flow valuation technique. The key unobservable input to the discounted cash flow analysis is noted above. In addition, the valuation also used projected loss rates as an unobservable input ranging from 0.6%-22.2%, with a weighted average of 10.5%

F-54

(2)	Represents Real Estate Investments. Enterprise Value Waterfall methodology uses both the net asset value analysis and dividend yield analysis, which are weighted equally (50%).

(3)
Represents investments in consumer finance subsidiaries. The enterprise value waterfall methodology utilizes book value and earnings multiples, as noted above. In addition, the valuation of certain consumer finance companies utilizes the discounted cash flow technique whereby the significant unobservable input is the discount rate. For these companies each observable input (book value multiple, earnings multiple and discount rate) is weighted equally. For these companies the discount rate ranged from 14.5%-18.0% with a weighted average of 15.7%.

(4)
Includes our investments in small business whole loans purchased from Direct Capital and OnDeck and our residual interest in MarketPlace Loan Trust, Series 2015-OD2. Valuation also used projected loss rates as an unobservable input ranging from 3.5%-11.1%, with a weighted average of 6.0%.

(5)	Represents net operating income interests in Real Estate Investments.

F-55

The ranges of unobservable inputs used in the fair value measurement of our Level 3 investments as of June 30, 2015 were as follows:

			Unobservable Input
Asset Category	Fair Value	Primary Valuation Technique	Input	Range	Weighted Average
Senior Secured Debt	$2,421,188	Discounted cash flow (Yield analysis)	Market Yield	6.1%-21.4%	11.3%
Senior Secured Debt	563,050	Enterprise value waterfall (Market approach)	EBITDA Multiple	3.5x-11.0x	8.1x
Senior Secured Debt	40,808	Enterprise value waterfall (Discounted cash flow)	Discount Rate	7.0%-9.0%	8.0%
Senior Secured Debt	6,918	Liquidation Analysis	N/A	N/A	N/A
Senior Secured Debt (1)	98,025	Enterprise value waterfall	Loss-Adjusted Discount Rate	3.8%-10.7%	6.9%
Senior Secured Debt (2)	64,560	Enterprise value waterfall	Loss-Adjusted Discount Rate	5.4%-16.3%	10.0%
Senior Secured Debt	25,970	Enterprise value waterfall	Appraisal	N/A	N/A
Senior Secured Debt (3)	343,474	Enterprise value waterfall (NAV analysis)	Capitalization Rate	5.6%-7.0%	6.0%
		Enterprise value waterfall (Market approach)	Dividend Yield	8.8%-11.7%	9.7%
Subordinated Secured Debt	847,624	Discounted cash flow (Yield analysis)	Market Yield	8.1%-18.3%	12.5%
Subordinated Secured Debt	54,948	Enterprise value waterfall (Market approach)	EBITDA Multiple	3.5x-6.0x	4.7x
Subordinated Secured Debt (4)	302,731	Enterprise value waterfall (Market approach)	Book Value Multiple	1.2x-3.8x	2.7x
		Enterprise value waterfall (Market approach)	Earnings multiple	6.8x-11.0x	10.3x
Subordinated Unsecured Debt	112,701	Discounted cash flow (Yield analysis)	Market Yield	9.1%-15.3%	11.8%
Subordinated Unsecured Debt	31,570	Enterprise value waterfall (Market approach)	EBITDA Multiple	5.8x-8.0x	7.2x
Small Business Loans (5)	362	Discounted Cash Flow	Loss-Adjusted Discount Rate	11.7%-27.3%	23.5%
Small Business Loans (6)	50,530	Discounted Cash Flow	Loss-Adjusted Discount Rate	20.4%-33.2%	24.9%
CLO Debt	32,398	Discounted Cash Flow	Discount Rate	6.1%-6.9%	6.5%
CLO Residual Interest	1,113,023	Discounted Cash Flow	Discount Rate	11.2%-18.0%	14.0%
Preferred Equity	4,091	Enterprise value waterfall (Market approach)	EBITDA multiple	4.5x - 8.5x	6.7x
Preferred Equity	3,023	Discounted cash flow (Yield analysis)	Market yield	19.8% - 24.7%	22.2%
Common Equity/Interests/Warrants	135,333	Enterprise value waterfall (Market approach)	EBITDA multiple	3.5x-11.0x	8.6x
Common Equity/Interests/Warrants (3)	130,316	Enterprise value waterfall (NAV analysis)	Capitalization Rate	5.6%-7.0%	5.9%
		Enterprise value waterfall (Market approach)	Dividend Yield	8.8% - 11.7%	9.5%
Common Equity/Interests/Warrants (4)	148,631	Enterprise value waterfall (Market approach)	Book value multiple	1.2x-3.8x	2.5x
		Enterprise value waterfall (Market approach)	Earnings multiple	6.8x-11.0x	10.1x
Common Equity/Interests/Warrants (7)	38,455	Discounted cash flow	Discount rate	11.5% - 12.5%	12.0%
Common Equity/Interests/Warrants	28,133	Enterprise value waterfall (Discounted cash flow)	Discount rate	7.0%-9.0%	8.0%
Common Equity/Interests/Warrants	4,310	Discounted cash flow (Yield analysis)	Market yield	16.0% - 18.0%	17.0%
Common Equity/Interests/Warrants	1,120	Enterprise value waterfall	Appraisal	n/a	n/a
Common Equity/Interests/Warrants	22	Liquidation analysis	n/a	n/a	n/a
Escrow Receivable	5,984	Discounted cash flow	Discount rate	7.0%-8.2%	7.6%
Total Level 3 Investments	$6,609,298

F-56

(1)
Represents an investment in a Real Estate Investment subsidiary. The Enterprise Value analysis includes the fair value of our investments in such indirect subsidiary’s consumer loans purchased from online consumer lending platforms, which are valued using a discounted cash flow valuation technique. The key unobservable input to the discounted cash flow analysis is noted above. In addition, the valuation also used projected loss rates as an unobservable input ranging from 0.6%-26.5%, with a weighted average of 8.4%.

(2)
EV analysis is based on the fair value of our investments in consumer loans purchased from Lending Club, which are valued using a discounted cash flow valuation technique. The key unobservable input to the discounted cash flow analysis is noted above. In addition, the valuation also used projected loss rates as an unobservable input ranging from 2.3%-23.8%, with a weighted average of 16.9%.

(3)	Represents Real Estate Investments. Enterprise Value Waterfall methodology uses both the net asset value analysis and dividend yield analysis, which are weighted equally (50%).

(4)
Represents investments in consumer finance subsidiaries. The enterprise value waterfall methodology utilizes book value and earnings multiples, as noted above. In addition, the valuation of certain consumer finance companies utilizes the discounted cash flow technique whereby the significant unobservable input is the discount rate. For these companies each observable input (book value multiple, earnings multiple and discount rate) is weighted equally. For these companies the discount rate ranged from 14.5% - 18.0% with a weighted average of 15.7%.

(5)
Includes our investments in small business whole loans purchased from Direct Capital and OnDeck and our residual interest in MarketPlace Loan Trust, Series 2015-OD2. Valuation also used projected loss rates as an unobservable input ranging from 4.2%-11.7%, with a weighted average of 9.71%.

(6)
Includes our investments in small business whole loans purchased from OnDeck. Valuation also used projected loss rates as an unobservable input ranging from 4.2%-11.7%, with a weighted average of 9.7%.

(7)	Represents net operating income interests in Real Estate Investments.
In determining the range of values for debt instruments except CLOs and debt investments in controlling portfolio companies, management and the independent valuation firm estimated corporate and security credit ratings and identified corresponding yields to maturity for each loan from relevant market data. A discounted cash flow analysis was then prepared using the appropriate yield to maturity as the discount rate, to determine a range of values. For non-traded equity investments, the enterprise value was determined by applying earnings before income tax, depreciation and amortization (“EBITDA”) multiples, net income multiples, or book value multiples for similar guideline public companies and/or similar recent investment transactions. For stressed equity investments, a liquidation analysis was prepared. For the private REIT investments, enterprise values were determined based on an average of results from a net asset value analysis of the underlying property investments and a dividend yield analysis utilizing capitalization rates and dividend yields, respectively, for similar guideline companies and/or similar recent investment transactions.
In determining the range of value for our investments in CLOs, management and the independent valuation firm used a discounted cash flow model. The valuations were accomplished through the analysis of the CLO deal structures to identify the risk exposures from the modeling point of view as well as to determine an appropriate call date. For each CLO security, the most appropriate valuation approach was chosen from alternative approaches to ensure the most accurate valuation for such security. A waterfall engine was used to store the collateral data, generate collateral cash flows from the assets based on various assumptions for the risk factors, distribute the cash flows to the liability structure based on the payment priorities, and discount them back using proper discount rates to expected maturity or call date.
We are not responsible for and have no influence over the asset management of the portfolios underlying the CLO investments we hold as those portfolios are managed by non-affiliated third party CLO collateral managers. CLO investments may be riskier and less transparent to us than direct investments in underlying companies. CLOs typically will have no significant assets other than their underlying senior secured loans. Therefore, payments on CLO investments are and will be payable solely from the cash flows from such senior secured loans.
Our portfolio consists of residual interests and junior debt investments in CLOs, which involve a number of significant risks. CLOs are typically very highly levered (10 - 14 times), and therefore the junior debt and residual interest tranches that we invest in are subject to a higher degree of risk of total loss. In particular, investors in CLO residual interests indirectly bear risks of the underlying loan investments held by such CLOs. We generally have the right to receive payments only from the CLOs, and generally do not have direct rights against the underlying borrowers or the entity that sponsored the CLO. While the CLOs we target generally enable the investor to acquire interests in a pool of senior loans without the expenses associated with directly holding the same investments, our prices of indices and securities underlying CLOs will rise or fall. These prices (and, therefore, the prices of the CLOs) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. The failure by a CLO investment in which we invest to satisfy financial covenants, including with respect to adequate collateralization and/or interest coverage tests, could lead to a reduction in its payments to us. In the event that a CLO fails certain tests, holders of debt senior to us may be entitled to additional payments that would, in turn, reduce the payments we would

F-57

otherwise be entitled to receive. Separately, we may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting CLO or any other investment we may make. If any of these occur, it could materially and adversely affect our operating results and cash flows.

The interests we have acquired in CLOs are generally thinly traded or have only a limited trading market. CLOs are typically privately offered and sold, even in the secondary market. As a result, investments in CLOs may be characterized as illiquid securities. In addition to the general risks associated with investing in debt securities, CLO residual interests carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the fact that our investments in CLO tranches will likely be subordinate to other senior classes of note tranches thereof; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the CLO investment or unexpected investment results. Our net asset value may also decline over time if our principal recovery with respect to CLO residual interests is less than the price that we paid for those investments. Our CLO investments and/or the underlying senior secured loans may prepay more quickly than expected, which could have an adverse impact on our value.

An increase in LIBOR would materially increase the CLO’s financing costs. Since most of the collateral positions within the CLOs have LIBOR floors, there may not be corresponding increases in investment income (if LIBOR increases but stays below the LIBOR floor rate of such investments) resulting in materially smaller distribution payments to the residual interest investors.

We hold more than 10% of the shares in a foreign corporation that is treated as a controlled foreign corporation (“CFC”) (including residual interest tranche investments in a CLO investment treated as a CFC), for which we are treated as receiving a deemed distribution (taxable as ordinary income) each year from such foreign corporation in an amount equal to our pro rata share of the corporation’s income for the tax year (including both ordinary earnings and capital gains). We are required to include such deemed distributions from a CFC in our income and we are required to distribute such income to maintain our RIC status regardless of whether or not the CFC makes an actual distribution during such year.

If we acquire shares in “passive foreign investment companies” (“PFICs”) (including residual interest tranche investments in CLOs that are PFICs), we may be subject to federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend to our stockholders. Certain elections may be available to mitigate or eliminate such tax on excess distributions, but such elections (if available) will generally require us to recognize our share of the PFICs income for each year regardless of whether we receive any distributions from such PFICs. We must nonetheless distribute such income to maintain its status as a RIC.

Legislation enacted in 2010 imposes a withholding tax of 30% on payments of U.S. source interest and dividends paid after December 31, 2013, or gross proceeds from the disposition of an instrument that produces U.S. source interest or dividends paid after December 31, 2016, to certain non-U.S. entities, including certain non-U.S. financial institutions and investment funds, unless such non-U.S. entity complies with certain reporting requirements regarding its United States account holders and its United States owners. Most CLOs in which we invest will be treated as non-U.S. financial entities for this purpose, and therefore will be required to comply with these reporting requirements to avoid the 30% withholding. If a CLO in which we invest fails to properly comply with these reporting requirements, it could reduce the amounts available to distribute to residual interest and junior debt holders in such CLO vehicle, which could materially and adversely affect our operating results and cash flows.

If we are required to include amounts in income prior to receiving distributions representing such income, we may have to sell some of its investments at times and/or at prices management would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

The significant unobservable input used to value our investments based on the yield analysis and discounted cash flow analysis is the market yield (or applicable discount rate) used to discount the estimated future cash flows expected to be received from the underlying investment, which includes both future principal and interest/dividend payments. Increases or decreases in the market yield (or applicable discount rate) would result in a decrease or increase, respectively, in the fair value measurement. Management and the independent valuation firm consider the following factors when selecting market yields or discount rates: risk of default, rating of the investment and comparable company investments, and call provisions.

F-58

The significant unobservable inputs used to value our investments based on the EV analysis may include market multiples of specified financial measures such as EBITDA, net income, or book value of identified guideline public companies, implied valuation multiples from precedent M&A transactions, and/or discount rates applied in a discounted cash flow analysis. The independent valuation firm identifies a population of publicly traded companies with similar operations and key attributes to that of the portfolio company. Using valuation and operating metrics of these guideline public companies and/or as implied by relevant precedent transactions, a range of multiples of the latest twelve months EBITDA, or other measure such as net income or book value, is typically calculated. The independent valuation firm utilizes the determined multiples to estimate the portfolio company’s EV generally based on the latest twelve months EBITDA of the portfolio company (or other meaningful measure). Increases or decreases in the multiple may result in an increase or decrease, respectively, in EV which may increase or decrease the fair value measurement of the debt and/or equity investment, as applicable. In certain instances, a discounted cash flow analysis may be considered in estimating EV, in which case, discount rates based on a weighted average cost of capital and application of the capital asset pricing model may be utilized.
The significant unobservable input used to value our private REIT investments based on the net asset value analysis is the capitalization rate applied to the earnings measure of the underlying property. Increases or decreases in the capitalization rate would result in a decrease or increase, respectively, in the fair value measurement.
Changes in market yields, discount rates, capitalization rates or EBITDA multiples, each in isolation, may change the fair value measurement of certain of our investments. Generally, an increase in market yields, discount rates or capitalization rates, or a decrease in EBITDA (or other) multiples may result in a decrease in the fair value measurement of certain of our investments.
Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may fluctuate from period to period. Additionally, the fair value of our investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that we may ultimately realize. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If we were required to liquidate a portfolio investment in a forced or liquidation sale, we could realize significantly less than the value at which we have recorded it.
In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the unrealized gains or losses reflected in the currently assigned valuations.
During the six months ended December 31, 2015, the valuation methodology for Empire Today, LLC (“Empire”) changed to remove the waterfall analysis used in previous periods due to positive trends in financial performance and deleveraging. As a result of this change and current market conditions, the fair value of our investment in Empire increased to $14,813 as of December 31, 2015, a discount of $760 from its amortized cost, compared to the $2,448 unrealized depreciation recorded at June 30, 2015.
During the six months ended December 31, 2015, the valuation methodology for Lasership, Inc. (“Lasership”) changed to incorporate a waterfall analysis. As a result of this change, and in recognition of recent company performance and current market conditions, we decreased the fair value of our investment in Lasership to $42,263 as of December 31, 2015, a discount of $13,702 to its amortized cost, compared to the $7,067 unrealized depreciation recorded at June 30, 2015.
During the six months ended December 31, 2015, the valuation methodology for Targus Group International, Inc. (“Targus”) changed to remove the secondary trade data used in previous periods due to illiquidity. As a result of this change, and in recognition of recent company performance and current market conditions, we decreased the fair value of our investment in Targus to $10,280 as of December 31, 2015, a discount of $11,180 from its amortized cost, compared to the $4,145 unrealized depreciation recorded at June 30, 2015.
During the six months ended December 31, 2015, the valuation methodology for American Gilsonite Company (“AGC”) changed to incorporate a waterfall analysis. Management adopted the waterfall analysis due to a deterioration in operating results and resulting credit impairment. As a result of this change, and in recognition of recent company performance and current market conditions, we decreased the fair value of our investment in AGC to $13,084 as of September 30, 2015, a discount of $1,671 from its amortized cost, compared to the $1,468 unrealized depreciation recorded at June 30, 2015. During the three months ended December 31, 2015 we sold all of our $14,755 debt investment in AGC.
During the six months ended December 31, 2015, the valuation methodology for Ark-La-Tex Wireline Services, LLC (“Ark-La-Tex”) changed to add the waterfall analysis due to impairment of Term Loan B. As a result of this change and current market conditions, the fair value of our investment in Ark-La-Tex decreased to $25,512 as of December 31, 2015, a discount of $19,342 from its amortized cost, compared to the $3,723 unrealized depreciation recorded at June 30, 2015.

F-59

During the six months ended December 31, 2015, the valuation methodology for Nixon, Inc. (“Nixon”) changed to incorporate a waterfall analysis. As a result of the company’s performance and current market conditions, the fair value of our investment in Nixon decreased to $12,410 as of December 31, 2015, a discount of $1,529 from its amortized cost, compared to the $133 unrealized depreciation recorded at June 30, 2015.
During the six months ended December 31, 2015, the valuation methodology for Royal Holdings, Inc. (“Royal”) changed to remove the relative value method based on low liquidity of first lien term loan. As a result of this change the fair value of our investment in Royal decreased to $4,672 as of December 31, 2015, a discount of $293 from its amortized cost, compared to the $37 unrealized appreciation recorded at June 30, 2015.
During the six months ended December 31, 2015, the valuation methodology for Speedy Group Holdings Corp. (“Speedy”) changed to remove the Shadow method and incorporate relative value method. As a result of this change and decreased market prices, the fair value of our investment in Speedy decreased to $9,067 as of December 31, 2015, a discount of $5,933 from its amortized cost. No unrealized depreciation/appreciation was recorded at June 30, 2015.
During the six months ended December 31, 2015, the valuation methodology for Pacific World Corporation (“Pacific World”) changed to incorporate a waterfall analysis for the three months ended September 30, 2015. During the three months ended December 31, 2015, the waterfall analysis was removed due to an increase in enterprise value. As a result of this change, the fair value of our investment in Pacific World decreased to $173,271 as of December 31, 2015, a discount of $26,729 from its amortized cost, compared to the $21,328 unrealized depreciation recorded at June 30, 2015.
During the six months ended December 31, 2015, the valuation methodology for United States Environmental Services, LLC (“USES”) changed to incorporate a waterfall analysis for the three months ended September 30, 2015. During the three months ended December 31, 2015, the waterfall analysis was removed due to an increase in enterprise value. As a result of this change, the fair value of our investment in USES decreased to $52,930 as of December 31, 2015, a discount of $6,020 from its amortized cost, compared to the $4,293 unrealized depreciation recorded at June 30, 2015.
During the six months ended December 31, 2015, we provided $2,268 of equity financing to American Property REIT Corp. (“APRC”) to fund capital expenditures for existing properties. In addition, during the six months ended December 31, 2015, we received a partial repayment of $9,000 of our loan previously outstanding and recorded $11,016 of dividend income in connection with the sale of Vista Palma Sola property. As of December 31, 2015, our investment in APRC had an amortized cost of $94,018 and a fair value of $111,314.
As of December 31, 2015, APRC’s real estate portfolio was comprised of eleven multi-family properties and one commercial property. The following table shows the location, acquisition date, purchase price, and mortgage outstanding due to other parties for each of the properties held by APRC as of December 31, 2015.

No.	Property Name	City	Acquisition Date	Purchase Price	Mortgage Outstanding
1	1557 Terrell Mill Road, LLC	Marietta, GA	12/28/2012	$23,500	$15,032
2	Lofton Place, LLC	Tampa, FL	4/30/2013	26,000	16,965
3	Arlington Park Marietta, LLC	Marietta, GA	5/8/2013	14,850	9,650
4	Cordova Regency, LLC	Pensacola, FL	11/15/2013	13,750	9,026
5	Crestview at Oakleigh, LLC	Pensacola, FL	11/15/2013	17,500	11,488
6	Inverness Lakes, LLC	Mobile, AL	11/15/2013	29,600	19,400
7	Kings Mill Pensacola, LLC	Pensacola, FL	11/15/2013	20,750	13,622
8	Plantations at Pine Lake, LLC	Tallahassee, FL	11/15/2013	18,000	11,817
9	Verandas at Rocky Ridge, LLC	Birmingham, AL	11/15/2013	15,600	10,205
10	Plantations at Hillcrest, LLC	Mobile, AL	1/17/2014	6,930	4,927
11	Crestview at Cordova, LLC	Pensacola, FL	1/17/2014	8,500	4,905
12	Taco Bell, OK	Yukon, OK	6/4/2014	1,719	—
				$196,699	$127,037
During the six months ended December 31, 2015, we provided $147,364 and $31,394 of debt and equity financing, respectively, to National Property REIT Corp. (“NPRC”) to enable certain of its wholly-owned subsidiaries to invest in online consumer loans. In addition, during the six months ended December 31, 2015, we received partial repayments of $72,379 of our loans previously outstanding and $7,140 as a return of capital on our equity investment in NPRC.

F-60

The online consumer loan investments held by certain of NPRC’s wholly-owned subsidiaries are unsecured obligations of individual borrowers that are issued in amounts ranging from $1 to $50, with fixed terms ranging from 12 to 85 months. As of December 31, 2015, the investment in online consumer loans by certain of NPRC’s wholly-owned subsidiaries was comprised of 72,132 individual loans and had an aggregate fair value of $611,375. The average outstanding individual loan balance is approximately $9 and the loans mature on dates ranging from October 31, 2016 to January 29, 2023 with an average outstanding term of 37 months as of December 31, 2015. Fixed interest rates range from 4.0% to 36.0% with a weighted-average current interest rate of 20.4%.
During the six months ended December 31, 2015, we provided $9,017 of equity financing to NPRC for the acquisition of real estate properties and $1,677 of equity financing to NPRC to fund capital expenditures for existing properties. As of December 31, 2015, our investment in NPRC had an amortized cost of $560,296 and a fair value of $567,875.
As of December 31, 2015, NPRC’s real estate portfolio was comprised of twelve multi-family properties, twelve self-storage properties, and one commercial property. The following table shows the location, acquisition date, purchase price, and mortgage outstanding due to other parties for each of the properties held by NPRC as of December 31, 2015.

No.	Property Name	City	Acquisition Date	Purchase Price	Mortgage Outstanding
1	146 Forest Parkway, LLC	Forest Park, GA	10/24/2012	$7,400	$—
2	5100 Live Oaks Blvd, LLC	Tampa, FL	1/17/2013	63,400	39,600
3	NPRC Carroll Resort, LLC	Pembroke Pines, FL	6/24/2013	225,000	157,500
4	APH Carroll 41, LLC	Marietta, GA	11/1/2013	30,600	32,940
5	Matthews Reserve II, LLC	Matthews, NC	11/19/2013	22,063	17,571
6	City West Apartments II, LLC	Orlando, FL	11/19/2013	23,562	18,533
7	Vinings Corner II, LLC	Smyrna, GA	11/19/2013	35,691	26,640
8	Uptown Park Apartments II, LLC	Altamonte Springs, FL	11/19/2013	36,590	27,471
9	Mission Gate II, LLC	Plano, TX	11/19/2013	47,621	36,148
10	St. Marin Apartments II, LLC	Coppell, TX	11/19/2013	73,078	53,863
11	APH Carroll Bartram Park, LLC	Jacksonville, FL	12/31/2013	38,000	28,321
12	APH Carroll Atlantic Beach, LLC	Atlantic Beach, FL	1/31/2014	13,025	8,842
13	23 Mile Road Self Storage, LLC	Chesterfield, MI	8/19/2014	5,804	4,350
14	36th Street Self Storage, LLC	Wyoming, MI	8/19/2014	4,800	3,600
15	Ball Avenue Self Storage, LLC	Grand Rapids, MI	8/19/2014	7,281	5,460
16	Ford Road Self Storage, LLC	Westland, MI	8/29/2014	4,642	3,480
17	Ann Arbor Kalamazoo Self Storage, LLC	Ann Arbor, MI	8/29/2014	4,458	3,345
18	Ann Arbor Kalamazoo Self Storage, LLC	Scio, MI	8/29/2014	8,927	6,695
19	Ann Arbor Kalamazoo Self Storage, LLC	Kalamazoo, MI	8/29/2014	2,363	1,775
20	Jolly Road Self Storage, LLC	Okemos, MI	1/16/2015	7,492	5,620
21	Eaton Rapids Road Self Storage, LLC	Lansing West, MI	1/16/2015	1,741	1,305
22	Haggerty Road Self Storage, LLC	Novi, MI	1/16/2015	6,700	5,025
23	Waldon Road Self Storage, LLC	Lake Orion, MI	1/16/2015	6,965	5,225
24	Tyler Road Self Storage, LLC	Ypsilanti, MI	1/16/2015	3,507	2,630
25	SSIL I, LLC	Aurora, IL	11/5/2015	34,500	26,450
				$715,210	$522,389
During the six months ended December 31, 2015, we provided $4,484 and $994 of debt and equity financing, respectively, to United Property REIT Corp. (“UPRC”) to fund capital expenditures for existing properties. As of December 31, 2015, our investment in UPRC had an amortized cost of $81,106 and a fair value of $92,402.
As of December 31, 2015, UPRC’s real estate portfolio was comprised of fifteen multi-families properties and one commercial property. The following table shows the location, acquisition date, purchase price, and mortgage outstanding due to other parties for each of the properties held by UPRC as of December 31, 2015.

F-61

No.	Property Name	City	Acquisition Date	Purchase Price	Mortgage Outstanding
1	Atlanta Eastwood Village LLC	Stockbridge, GA	12/12/2013	$25,957	$19,785
2	Atlanta Monterey Village LLC	Jonesboro, GA	12/12/2013	11,501	9,193
3	Atlanta Hidden Creek LLC	Morrow, GA	12/12/2013	5,098	3,619
4	Atlanta Meadow Springs LLC	College Park, GA	12/12/2013	13,116	10,180
5	Atlanta Meadow View LLC	College Park, GA	12/12/2013	14,354	11,141
6	Atlanta Peachtree Landing LLC	Fairburn, GA	12/12/2013	17,224	13,575
7	Taco Bell, MO	Marshall, MO	6/4/2014	1,405	—
8	Canterbury Green Apartments Holdings LLC	Fort Wayne, IN	9/29/2014	85,500	65,825
9	Abbie Lakes OH Partners, LLC	Canal Winchester, OH	9/30/2014	12,600	10,440
10	Kengary Way OH Partners, LLC	Reynoldsburg, OH	9/30/2014	11,500	11,000
11	Lakeview Trail OH Partners, LLC	Canal Winchester, OH	9/30/2014	26,500	20,142
12	Lakepoint OH Partners, LLC	Pickerington, OH	9/30/2014	11,000	10,080
13	Sunbury OH Partners, LLC	Columbus, OH	9/30/2014	13,000	10,480
14	Heatherbridge OH Partners, LLC	Blacklick, OH	9/30/2014	18,416	15,480
15	Jefferson Chase OH Partners, LLC	Blacklick, OH	9/30/2014	13,551	12,240
16	Goldenstrand OH Partners, LLC	Hilliard, OH	10/29/2014	7,810	8,040
				$288,532	$231,220
On August 1, 2014, we sold our investments in Airmall Inc. (“Airmall”) for net proceeds of $51,379 and realized a loss of $3,473 on the sale. In addition, there is $6,000 being held in escrow, of which 98% is due to Prospect, which will be recognized as an additional realized loss if it is not received. Included in the net proceeds were $3,000 of structuring fees from Airmall related to the sale of the operating company which was recognized as other income during the three months ended September 30, 2014. On October 22, 2014, we received a tax refund of $665 related to our investment in Airmall for which we realized a gain of the same amount.
On August 20, 2014, we sold the assets of Borga, Inc. (“Borga”), a wholly-owned subsidiary of STI Holding, Inc., for net proceeds of $382 and realized a loss of $2,589 on the sale. On December 29, 2014, Borga was dissolved.
On August 25, 2014, we sold Boxercraft Incorporated, a wholly-owned subsidiary of BXC Company, Inc., for net proceeds of $750 and realized a net loss of $16,949 on the sale.
On September 15, 2014, Echelon Aviation LLC (“Echelon”) repaid $37,313 of the $78,121 loan receivable to us.
On September 30, 2014, we made a $26,431 follow-on investment in Harbortouch Payments, LLC (“Harbortouch”) to support an acquisition. As part of the transaction, we received $529 of structuring fee income and $50 of amendment fee income from Harbortouch which was recognized as other income.
During the three months ended September 30, 2014, we determined that our investment in Appalachian Energy LLC was impaired and recorded a realized loss of $2,050, reducing the amortized cost to zero.
On October 3, 2014, we sold our $35,000 investment in Babson CLO Ltd. 2011-I and realized a loss of $6,410 on the sale.

On October 10, 2014, ARRM sold Ajax Rolled Ring & Machine, LLC ("Ajax") to a third party and repaid the $19,337 loan receivable to us and we recorded a realized loss of $23,560 related to the sale. Concurrent with the sale, our ownership increased to 100% of the outstanding equity of SB Forging. As such, we began consolidating SB Forging on October 11, 2014. In addition, there is $3,000 being held in escrow of which $802 was received on May 6, 2015 for which Prospect realized a gain of the same amount. The remaining amount will be recognized as additional gain if and when received.

On October 20, 2014, we sold our $22,000 investment in Galaxy XII CLO, Ltd. and realized a loss of $2,435 on the sale.
On November 21, 2014, Coalbed, LLC (“Coalbed”) merged with and into Wolf Energy, LLC (“Wolf Energy”), with Wolf Energy as the surviving entity. During the three months ended December 31, 2014, we determined that our investment in the Coalbed debt assumed by Wolf Energy was impaired and recorded a realized loss of $5,991, reducing the amortized cost to zero.

F-62

On December 4, 2014, we sold our $29,075 investment in Babson CLO Ltd. 2012-I and realized a loss of $3,833 on the sale. On January 15, 2015, we received additional proceeds of $66 for which Prospect realized a gain of the same amount.
On December 4, 2014, we sold our $27,850 investment in Babson CLO Ltd. 2012-II and realized a loss of $2,961 on the sale. On February 18, 2015, we received additional proceeds of $12 for which Prospect realized a gain of the same amount.
During the three months ended December 31, 2014, Manx Energy, Inc. (“Manx”) was dissolved and we recorded a realized loss of $50, reducing the amortized cost to zero.
During the three months ended December 31, 2014, we impaired our investments in Change Clean Energy Company, LLC and Yatesville Coal Company, LLC and recorded a realized loss of $1,449, reducing the amortized cost to zero.
During the three months ended December 31, 2014, we impaired our investment in New Century Transportation, Inc. (“NCT”) and recorded a realized loss of $42,064, reducing the amortized cost to $980.
During the three months ended December 31, 2014, we impaired our investment in Stryker Energy, LLC and recorded a realized loss of $32,711, reducing the amortized cost to zero.
During the three months ended December 31, 2014, we impaired our investment in Wind River Resources Corporation (“Wind River”) and recorded a realized loss of $11,650, reducing the amortized cost to $3,000.
On August 12, 2015, we sold 780 of our small business whole loans (with a cost of $30,968) purchased from OnDeck to Jefferies Asset Funding LLC for proceeds of $26,619, net of related transaction expenses, and a trust certificate representing a 41.54% interest in the MarketPlace Loan Trust, Series 2015-OD2. We realized a loss of $775 on the sale.

On September 30, 2015, we restructured our investment in Arctic Energy Services, LLC (“Arctic Energy”). Concurrent with the restructuring, we exchanged $31,640 senior secured loan and $20,230 subordinated loan for Class D and Class E equity in Arctic Energy.
On November 16, 2015 and November 25, 2015, we sold our $14,755 debt investment in AGC. We realized a loss of $4,127 on the sale.
On October 30, 2015, we restructured our investment in CP Energy Services Inc. (“CP Energy”). Concurrent with the restructuring, we exchanged our $86,965 senior secured loan and $15,924 subordinated loan for Series B Redeemable Preferred Stock in CP Energy.

On October 30, 2015, we restructured our investment in Freedom Marine Solutions, LLC (“Freedom Marine”). Concurrent with the restructuring, we exchanged our $32,500 senior secured loans for additional membership interest in Freedom Marine.
As of December 31, 2015, $4,011,312 of our loans, at fair value, bear interest at floating rates and $3,979,712 of those loans have LIBOR floors ranging from 0.3% to 5.5%. As of June 30, 2015, $4,413,161 of our loans, at fair value, bore interest at floating rates and $4,380,763 of those loans had LIBOR floors ranging from 0.5% to 5.5%.

At December 31, 2015, six loan investments were on non-accrual status: Gulf Coast Machine & Supply Company (“Gulf Coast”), NCT, Targus, Venio LLC, Wind River and Wolf Energy. At June 30, 2015, four loan investments were on non-accrual status: Gulf Coast, NCT, Wind River and Wolf Energy. Principal balances of these loans amounted to $111,240 and $62,143 as of December 31, 2015 and June 30, 2015, respectively. The fair value of these loans amounted to $33,262 and $6,918 as of December 31, 2015 and June 30, 2015, respectively. The fair values of these investments represent approximately 0.5% and 0.1% of our total assets as of December 31, 2015 and June 30, 2015, respectively. For the six months ended December 31, 2015 and December 31, 2014, the income foregone as a result of not accruing interest on non-accrual debt investments amounted to $6,937 and $7,994, respectively.
Undrawn committed revolvers and delayed draw term loans to our portfolio companies incur commitment and unused fees ranging from 0.00% to 2.00%. As of December 31, 2015 and June 30, 2015, we had $62,484 and $88,288, respectively, of undrawn revolver and delayed draw term loan commitments to our portfolio companies. The fair value of our undrawn committed revolvers and delayed draw term loans is not material as of December 31, 2015 and June 30, 2015.
During the six months ended December 31, 2015, we sold $74,377 of the outstanding principal balance of the senior secured Term Loan A investments in certain portfolio companies. There was no gain or loss realized on the sale. We serve as an agent for these loans and collect a servicing fee from the counterparties on behalf of the Investment Adviser. We receive a credit for these payments as a reduction of base management fee payable by us to the Investment Adviser. See Note 13 for further discussion.

F-63

Unconsolidated Significant Subsidiaries
Our investments are generally in small and mid-sized companies in a variety of industries. In accordance with Rules 3-09 and 4-08(g) of Regulation S-X, we must determine which of our unconsolidated controlled portfolio companies are considered “significant subsidiaries”, if any. In evaluating these investments, there are three tests utilized to determine if any of our controlled investments are considered significant subsidiaries: the investment test, the asset test and the income test. Rule 3-09 of Regulation S-X requires separate audited financial statements of an unconsolidated subsidiary in an annual report if any of the three tests exceed 20%. Rule 4-08(g) of Regulation S-X requires summarized financial information in an annual report if any of the three tests exceeds 10%, and summarized financial information in a quarterly report if any of the three tests exceeds 20% pursuant to Rule 10-01(b) of Regulation S-X.
As of December 31, 2015 and June 30, 2015, we did not have a single investment that represented greater than 20% of our total investment portfolio at fair value or 20% of our total assets. Income, consisting of interest, dividends, fees, other investment income and gains or losses, which can fluctuate upon repayment or sale of an investment or the marking to fair value an investment in any given period can be highly concentrated among several investments. After performing the income analysis for the six months ended December 31, 2015, as currently promulgated by the SEC, we determined that two of our controlled investments individually generated more than 20% of our income for the six months ended December 31, 2015. We do not believe that the calculation promulgated by the SEC correctly identifies significant subsidiaries but have included Harbortouch and NPRC as significant subsidiaries.
The following tables show summarized financial information for Harbortouch:

	December 31, 2015	June 30, 2015
Balance Sheet Data
Cash and cash equivalents	$664	$168
Receivables	28,705	28,721
Intangibles, including goodwill	325,673	351,396
Other assets	29,395	28,686
Notes payable	28,371	25,132
Notes payable, due to Prospect or Affiliate	294,152	296,734
Other liabilities	36,044	37,235
Total equity	25,870	49,870

	Three Months Ended December 31,		Six Months Ended December 31,
	2015	2014	2015	2014
Summary of Operations
Total revenue	$76,613	$67,927	$153,663	$136,658
Total expenses	88,311	80,472	176,439	160,674
Net loss	(11,698)	(12,545)	(22,776)	(24,016)

F-64

The following tables show summarized financial information for NPRC:

	December 31, 2015	June 30, 2015
Balance Sheet Data
Cash and cash equivalents	$42,798	$43,722
Real estate, net	663,826	639,012
Unsecured Consumer Loans, net	612,278	366,014
Other assets	68,822	51,383
Mortgage Payable	546,240	484,771
Revolving credit facilities	349,575	208,296
Notes payable, due to Prospect or Affiliate	440,902	365,205
Other liabilities	20,543	21,745
Total equity	30,464	20,114

	Three Months Ended December 31,		Six Months Ended December 31,
	2015	2014	2015	2014
Summary of Operations
Total revenue	$47,837	$42,014	$89,545	$54,278
Total expenses	45,816	38,795	80,888	50,546
Operating Income	2,021	3,219	8,657	3,732
Depreciation and Amortization	$8,294	$9,010	$13,833	$13,120
Fair Value Adjustment	$7,649	$688	$17,735	$688
Net Loss	(13,922)	(6,479)	(22,911)	(10,076)
The SEC has requested comments on the proper mechanics of how the calculations related to Rules 3-09 and 4-08(g) of Regulation S-X should be completed. There is currently diversity in practice for the calculations. We expect that the SEC will clarify the calculation methods in the future.
Note 4. Revolving Credit Facility
On March 27, 2012, we closed on an extended and expanded credit facility with a syndicate of lenders through PCF (the “2012 Facility”). The lenders had extended commitments of $857,500 under the 2012 Facility as of June 30, 2014, which was increased to $877,500 in July 2014. The 2012 Facility included an accordion feature which allowed commitments to be increased up to $1,000,000 in the aggregate. Interest on borrowings under the 2012 Facility was one-month LIBOR plus 275 basis points with no minimum LIBOR floor. Additionally, the lenders charged a fee on the unused portion of the 2012 Facility equal to either 50 basis points if at least half of the credit facility is drawn or 100 basis points otherwise.
On August 29, 2014, we renegotiated the 2012 Facility and closed an expanded five and a half year revolving credit facility (the “2014 Facility” and collectively with the 2012 Facility, the “Revolving Credit Facility”). The lenders have extended commitments of $885,000 under the 2014 Facility as of December 31, 2015. The 2014 Facility includes an accordion feature which allows commitments to be increased up to $1,500,000 in the aggregate. The revolving period of the 2014 Facility extends through March 2019, with an additional one year amortization period (with distributions allowed) after the completion of the revolving period. During such one year amortization period, all principal payments on the pledged assets will be applied to reduce the balance. At the end of the one year amortization period, the remaining balance will become due, if required by the lenders.
The 2014 Facility contains restrictions pertaining to the geographic and industry concentrations of funded loans, maximum size of funded loans, interest rate payment frequency of funded loans, maturity dates of funded loans and minimum equity requirements. The 2014 Facility also contains certain requirements relating to portfolio performance, including required minimum portfolio yield and limitations on delinquencies and charge-offs, violation of which could result in the early termination of the 2014 Facility. The 2014 Facility also requires the maintenance of a minimum liquidity requirement. As of December 31, 2015, we were in compliance with the applicable covenants.

F-65

Interest on borrowings under the 2014 Facility is one-month LIBOR plus 225 basis points with no minimum LIBOR floor. Additionally, the lenders charge a fee on the unused portion of the 2014 Facility equal to either 50 basis points if at least 35% of the credit facility is drawn or 100 basis points otherwise. The 2014 Facility requires us to pledge assets as collateral in order to borrow under the credit facility.
As of December 31, 2015 and June 30, 2015, we had $679,803 and $721,800, respectively, available to us for borrowing under the Revolving Credit Facility, of which the amount outstanding was $58,000 and $368,700, respectively. As additional eligible investments are transferred to PCF and pledged under the Revolving Credit Facility, PCF will generate additional availability up to the current commitment amount of $885,000. As of December 31, 2015, the investments, including cash and money market funds, used as collateral for the Revolving Credit Facility had an aggregate fair value of $1,467,668, which represents 23.5% of our total investments, including cash and money market funds. These assets are held and owned by PCF, a bankruptcy remote special purpose entity, and as such, these investments are not available to our general creditors. The release of any assets from PCF requires the approval of the facility agent.
In connection with the origination and amendments of the Revolving Credit Facility, we incurred $12,405 of new fees and $3,539 of fees carried over for continuing participants from the previous facility, which are being amortized over the term of the facility in accordance with ASC 470-50, of which $8,895 remains to be amortized and is included within deferred financing costs on the Consolidated Statement of Assets and Liabilities as of December 31, 2015. During the six months ended December 31, 2014, in accordance with ASC 470-50, we expensed $332 of fees relating to credit providers in the 2012 Facility who did not commit to the 2014 Facility.

During the three months ended December 31, 2015 and December 31, 2014, we recorded $3,544 and $3,247, respectively, of interest costs, unused fees and amortization of financing costs on the Revolving Credit Facility as interest expense. During the six months ended December 31, 2015 and December 31, 2014, we recorded $7,245 and $7,258, respectively, of interest costs, unused fees and amortization of financing costs on the Revolving Credit Facility as interest expense.
Note 5. Convertible Notes
On December 21, 2010, we issued $150,000 aggregate principal amount of convertible notes that matured on December 15, 2015 (the “2015 Notes”). The 2015 Notes bore interest at a rate of 6.25% per year, payable semi-annually on June 15 and December 15 of each year, beginning June 15, 2011. Total proceeds from the issuance of the 2015 Notes, net of underwriting discounts and offering costs, were $145,200. On December 15, 2015, we repaid the outstanding principal amount of the 2015 Notes, plus interest. No gain or loss was realized on the transaction.
On February 18, 2011, we issued $172,500 aggregate principal amount of convertible notes that mature on August 15, 2016 (the “2016 Notes”), unless previously converted or repurchased in accordance with their terms. The 2016 Notes bear interest at a rate of 5.50% per year, payable semi-annually on February 15 and August 15 of each year, beginning August 15, 2011. Total proceeds from the issuance of the 2016 Notes, net of underwriting discounts and offering costs, were $167,325. Between January 30, 2012 and February 2, 2012, we repurchased $5,000 aggregate principal amount of the 2016 Notes at a price of 97.5, including commissions. The transactions resulted in our recognizing $10 of loss in the year ended June 30, 2012.
On April 16, 2012, we issued $130,000 aggregate principal amount of convertible notes that mature on October 15, 2017 (the “2017 Notes”), unless previously converted or repurchased in accordance with their terms. The 2017 Notes bear interest at a rate of 5.375% per year, payable semi-annually on April 15 and October 15 of each year, beginning October 15, 2012. Total proceeds from the issuance of the 2017 Notes, net of underwriting discounts and offering costs, were $126,035.
On August 14, 2012, we issued $200,000 aggregate principal amount of convertible notes that mature on March 15, 2018 (the “2018 Notes”), unless previously converted or repurchased in accordance with their terms. The 2018 Notes bear interest at a rate of 5.75% per year, payable semi-annually on March 15 and September 15 of each year, beginning March 15, 2013. Total proceeds from the issuance of the 2018 Notes, net of underwriting discounts and offering costs, were $193,600.
On December 21, 2012, we issued $200,000 aggregate principal amount of convertible notes that mature on January 15, 2019 (the “2019 Notes”), unless previously converted or repurchased in accordance with their terms. The 2019 Notes bear interest at a rate of 5.875% per year, payable semi-annually on January 15 and July 15 of each year, beginning July 15, 2013. Total proceeds from the issuance of the 2019 Notes, net of underwriting discounts and offering costs, were $193,600.
On April 11, 2014, we issued $400,000 aggregate principal amount of convertible notes that mature on April 15, 2020 (the “2020 Notes”), unless previously converted or repurchased in accordance with their terms. The 2020 Notes bear interest at a rate of 4.75% per year, payable semi-annually on April 15 and October 15 each year, beginning October 15, 2014. Total proceeds from the issuance of the 2020 Notes, net of underwriting discounts and offering costs, were $387,500. On January 30, 2015, we repurchased

F-66

$8,000 aggregate principal amount of the 2020 Notes at a price of 93.0, including commissions. As a result of this transaction, we recorded a gain of $332, in the amount of the difference between the reacquisition price and the net carrying amount of the notes, net of the proportionate amount of unamortized debt issuance costs.
Certain key terms related to the convertible features for the 2016 Notes, the 2017 Notes, the 2018 Notes, the 2019 Notes and the 2020 Notes (collectively, the “Convertible Notes”) are listed below.

	2016 Notes	2017 Notes	2018 Notes	2019 Notes	2020 Notes
Initial conversion rate(1)	78.3699	85.8442	82.3451	79.7766	80.6647
Initial conversion price	$12.76	$11.65	$12.14	$12.54	$12.40
Conversion rate at December 31, 2015(1)(2)	80.2196	87.7516	84.1497	79.8360	80.6670
Conversion price at December 31, 2015(2)(3)	$12.47	$11.40	$11.88	$12.53	$12.40
Last conversion price calculation date	2/18/2015	4/16/2015	8/14/2015	12/21/2015	4/11/2015
Dividend threshold amount (per share)(4)	$0.101150	$0.101500	$0.101600	$0.110025	$0.110525

(1)	Conversion rates denominated in shares of common stock per $1 principal amount of the Convertible Notes converted.

(2)	Represents conversion rate and conversion price, as applicable, taking into account certain de minimis adjustments that will be made on the conversion date.

(3)
The conversion price in effect at December 31, 2015 was calculated on the last anniversary of the issuance and will be adjusted again on the next anniversary, unless the exercise price shall have changed by more than 1% before the anniversary.

(4)	The conversion rate is increased if monthly cash dividends paid to common shares exceed the monthly dividend threshold amount, subject to adjustment.
Upon conversion, unless a holder converts after a record date for an interest payment but prior to the corresponding interest payment date, the holder will receive a separate cash payment with respect to the notes surrendered for conversion representing accrued and unpaid interest to, but not including, the conversion date. Any such payment will be made on the settlement date applicable to the relevant conversion on the Convertible Notes.
No holder of Convertible Notes will be entitled to receive shares of our common stock upon conversion to the extent (but only to the extent) that such receipt would cause such converting holder to become, directly or indirectly, a beneficial owner (within the meaning of Section 13(d) of the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder) of more than 5.0% of the shares of our common stock outstanding at such time. The 5.0% limitation shall no longer apply following the effective date of any fundamental change. We will not issue any shares in connection with the conversion or redemption of the Convertible Notes which would equal or exceed 20% of the shares outstanding at the time of the transaction in accordance with NASDAQ rules.
Subject to certain exceptions, holders may require us to repurchase, for cash, all or part of their Convertible Notes upon a fundamental change at a price equal to 100% of the principal amount of the Convertible Notes being repurchased plus any accrued and unpaid interest up to, but excluding, the fundamental change repurchase date. In addition, upon a fundamental change that constitutes a non-stock change of control we will also pay holders an amount in cash equal to the present value of all remaining interest payments (without duplication of the foregoing amounts) on such Convertible Notes through and including the maturity date.
In connection with the issuance of the Convertible Notes, we incurred $39,678 of fees which are being amortized over the terms of the notes, of which $17,662 remains to be amortized and is included within deferred financing costs on the Consolidated Statement of Assets and Liabilities as of December 31, 2015.
During the three months ended December 31, 2015 and December 31, 2014, we recorded $18,189 and $18,615, respectively, of interest costs and amortization of financing costs on the Convertible Notes as interest expense. During the six months ended December 31, 2015 and December 31, 2014, we recorded $36,918 and $37,204, respectively, of interest costs and amortization of financing costs on the Convertible Notes as interest expense.
Note 6. Public Notes
On May 1, 2012, we issued $100,000 aggregate principal amount of unsecured notes that were scheduled to mature on November 15, 2022 (the “2022 Notes”). The 2022 Notes bore interest at a rate of 6.95% per year, payable quarterly on February 15, May 15, August 15 and November 15 of each year, beginning August 15, 2012. Total proceeds from the issuance of the 2022 Notes, net of underwriting discounts and offering costs, were $97,000. On May 15, 2015, we redeemed $100,000 aggregate principal amount

F-67

of the 2022 Notes at par. In connection with this transaction, we recorded a loss in the amount of the difference between the reacquisition price and the net carrying amount of the notes, net of the proportionate amount of unamortized debt issuance costs. The net loss on the extinguishment of the 2022 Notes in the year ended June 30, 2015 was $2,600.

On March 15, 2013, we issued $250,000 aggregate principal amount of unsecured notes that mature on March 15, 2023 (the “2023 Notes”). The 2023 Notes bear interest at a rate of 5.875% per year, payable semi-annually on March 15 and September 15 of each year, beginning September 15, 2013. Total proceeds from the issuance of the 2023 Notes, net of underwriting discounts and offering costs, were $245,885.

On April 7, 2014, we issued $300,000 aggregate principal amount of unsecured notes that mature on July 15, 2019 (the “5.00% 2019 Notes”). Included in the issuance is $45,000 of Prospect Capital InterNotes® that were exchanged for the 5.00% 2019 Notes. The 5.00% 2019 Notes bear interest at a rate of 5.00% per year, payable semi-annually on January 15 and July 15 of each year, beginning July 15, 2014. Total proceeds from the issuance of the 5.00% 2019 Notes, net of underwriting discounts and offering costs, were $250,775.
On December 10, 2015, we issued $160,000 aggregate principal amount of unsecured notes that mature on June 15, 2024 (the “2024 Notes”). The 2024 Notes bear interest at a rate of 6.25% per year, payable quarterly on March 15, June 15, September 15 and December 15 of each year, beginning March 15, 2016. Total proceeds from the issuance of the 2024 Notes, net of underwriting discounts and offering costs, were $154,880.
The 2022 Notes, the 2023 Notes, the 5.00% 2019 Notes, and the 2024 Notes (collectively, the “Public Notes”) are direct unsecured obligations and rank equally with all of our unsecured indebtedness from time to time outstanding.
In connection with the issuance of the 2023 Notes, the 5.00% 2019 Notes, and the 2024 Notes, we incurred $13,156 of fees which are being amortized over the term of the notes, of which $11,089 remains to be amortized and is included within deferred financing costs on the Consolidated Statement of Assets and Liabilities as of December 31, 2015.
During the three months ended December 31, 2015 and December 31, 2014, we recorded $8,340 and $9,489, respectively, of interest costs and amortization of financing costs on the Public Notes as interest expense. During the six months ended December 31, 2015 and December 31, 2014, we recorded $16,161and $18,947, respectively, of interest costs and amortization of financing costs on the Public Notes as interest expense.
Note 7. Prospect Capital InterNotes®
On February 16, 2012, we entered into a selling agent agreement (the “Selling Agent Agreement”) with Incapital LLC, as purchasing agent for our issuance and sale from time to time of up to $500,000 of Prospect Capital InterNotes® (the “InterNotes® Offering”), which was increased to $1,500,000 in May 2014. Additional agents may be appointed by us from time to time in connection with the InterNotes® Offering and become parties to the Selling Agent Agreement.
These notes are direct unsecured obligations and rank equally with all of our unsecured indebtedness from time to time outstanding. Each series of notes will be issued by a separate trust. These notes bear interest at fixed interest rates and offer a variety of maturities no less than twelve months from the original date of issuance.
During the six months ended December 31, 2015, we issued $69,289 aggregate principal amount of Prospect Capital InterNotes® for net proceeds of $68,235. These notes were issued with stated interest rates ranging from 4.625% to 6.00% with a weighted average interest rate of 5.07%. These notes mature between July 15, 2020 and December 15, 2025.

The following table summarizes the Prospect Capital InterNotes® issued during the six months ended December 31, 2015.

Tenor at Origination (in years)	Principal Amount	Interest Rate Range	Weighted Average Interest Rate	Maturity Date Range
5	$32,357	4.625%–5.375%	4.85%	7/15/2020 – 12/15/2020
6.5	35,155	5.10%–5.25%	5.25%	1/15/2022 – 5/15/2022
7	990	5.625%–5.75%	5.65%	11/15/2022 – 12/15/2022
10	787	5.875%–6.00%	5.89%	11/15/2025 – 12/15/2025
	$69,289

F-68

During the six months ended December 31, 2014, we issued $21,789 aggregate principal amount of our Prospect Capital InterNotes® for net proceeds of $21,429. These notes were issued with a stated interest rate of 4.25%. These notes mature between May 15, 2020 and June 15, 2020.

During the six months ended December 31, 2015, we repaid $2,606 aggregate principal amount of Prospect Capital InterNotes® at par in accordance with the Survivor’s Option, as defined in the InterNotes® Offering prospectus. As a result of these transactions, we recorded a loss in the amount of the difference between the reacquisition price and the net carrying amount of the notes, net of the proportionate amount of unamortized debt issuance costs. The net loss on the extinguishment of Prospect Capital InterNotes® in the six months ended December 31, 2015 was $63. The following table summarizes the Prospect Capital InterNotes® outstanding as of December 31, 2015.

Tenor at Origination (in years)	Principal Amount	Interest Rate Range	Weighted Average Interest Rate	Maturity Date Range
3	$5,710	4.00%	4.00%	October 15, 2016
3.5	3,109	4.00%	4.00%	April 15, 2017
4	45,690	3.75%–4.00%	3.92%	November 15, 2017 – May 15, 2018
5	240,045	4.25%–5.375%	4.91%	July 15, 2018 – December 15, 2020
5	4,440	4.625%	4.625%	August 15, 2020 – September 15, 2020
5	2,686	4.625%	4.625%	September 15, 2020
5	5,000	4.75%	4.75%	August 15, 2019
6	110,065	4.25%–5.00%	4.65%	February 15, 2019 – November 15, 2020
6.0	2,197	3.375%	3.375%	April 15, 2021 – May 15, 2021
6.5	40,867	5.10%–5.50%	5.24%	February 15, 2020 – May 15, 2022
7	192,389	4.00%–5.85%	5.13%	September 15, 2019 – December 15, 2022
7.5	1,996	5.75%	5.75%	February 15, 2021
10	37,573	3.321%–7.00%	6.12%	March 15, 2022 – December 15, 2025
12	2,978	6.00%	6.00%	November 15, 2025 – December 15, 2025
15	17,365	5.00%–6.00%	5.14%	May 15, 2028 – November 15, 2028
18	22,628	4.125%–6.25%	5.52%	December 15, 2030 – August 15, 2031
20	4,530	5.75%–6.00%	5.89%	November 15, 2032 – October 15, 2033
25	35,816	6.25%–6.50%	6.39%	August 15, 2038 – May 15, 2039
30	119,041	5.50%–6.75%	6.23%	November 15, 2042 – October 15, 2043
	$894,125
During the six months ended December 31, 2014, we redeemed $18,220 aggregate principal amount of our Prospect Capital
InterNotes® in order to replace debt with higher interest rates with debt with lower rates and repaid $3,922 aggregate principal amount of our Prospect Capital InterNotes® in accordance with the Survivor’s Option, as defined in the InterNotes® Offering prospectus.

F-69

The following table summarizes the Prospect Capital InterNotes® outstanding as of June 30, 2015.

Tenor at Origination (in years)	Principal Amount	Interest Rate Range	Weighted Average Interest Rate	Maturity Date Range
3	$5,710	4.00%	4.00%	October 15, 2016
3.5	3,109	4.00%	4.00%	April 15, 2017
4	45,690	3.75%–4.00%	3.92%	November 15, 2017 – May 15, 2018
5	207,719	4.25%–5.00%	4.92%	July 15, 2018 – May 15, 2019
5.25	7,126	4.625%	4.63%	August 15, 2020 – September 15, 2020
5.5	115,184	4.25%–5.00%	4.65%	February 15, 2019 – November 15, 2020
6	2,197	3.375%	3.38%	April 15, 2021 – May 15, 2021
6.5	5,712	5.10%–5.50%	5.23%	February 15, 2020 – December 15, 2021
7	191,549	4.00%–5.85%	5.13%	September 15, 2019 – June 15, 2022
7.5	1,996	5.75%	5.75%	February 15, 2021
10	36,925	3.29%–7.00%	6.11%	March 15, 2022 – May 15, 2024
12	2,978	6.00%	6.00%	November 15, 2025 – December 15, 2025
15	17,385	5.00%–6.00%	5.14%	May 15, 2028 – November 15, 2028
18	22,729	4.125%–6.25%	5.52%	December 15, 2030 – August 15, 2031
20	4,530	5.75%–6.00%	5.89%	November 15, 2032 – October 15, 2033
25	36,320	6.25%–6.50%	6.39%	August 15, 2038 – May 15, 2039
30	120,583	5.50%–6.75%	6.23%	November 15, 2042 – October 15, 2043
	$827,442
In connection with the issuance of Prospect Capital InterNotes®, we incurred $21,535 of fees which are being amortized over the term of the notes, of which $16,344 remains to be amortized and is included within deferred financing costs on the Consolidated Statement of Assets and Liabilities as of December 31, 2015.
During the three months ended December 31, 2015 and December 31, 2014, we recorded $12,132 and $10,893, respectively, of interest costs and amortization of financing costs on the Prospect Capital InterNotes® as interest expense. During the six months ended December 31, 2015 and December 31, 2014, we recorded $23,838 and $21,749, respectively, of interest costs and amortization of financing costs on the Prospect Capital InterNotes® as interest expense.
Note 8. Fair Value and Maturity of Debt Outstanding
The following table shows the maximum draw amounts and outstanding borrowings of our Revolving Credit Facility, Convertible Notes, Public Notes and Prospect Capital InterNotes® as of December 31, 2015 and June 30, 2015.

	December 31, 2015		June 30, 2015
	Maximum Draw Amount	Amount Outstanding	Maximum Draw Amount	Amount Outstanding
Revolving Credit Facility	$885,000	$58,000	$885,000	$368,700
Convertible Notes	1,089,500	1,089,500	1,239,500	1,239,500
Public Notes	708,191	708,191	548,094	548,094
Prospect Capital InterNotes®	894,125	894,125	827,442	827,442
Total	$3,576,816	$2,749,816	$3,500,036	$2,983,736

F-70

The following table shows the contractual maturities of our Revolving Credit Facility, Convertible Notes, Public Notes and Prospect Capital InterNotes® as of December 31, 2015.

	Payments Due by Period
	Total	Less than 1 Year	1 – 3 Years	3 – 5 Years	After 5 Years
Revolving Credit Facility	$58,000	$—	$—	$58,000	$—
Convertible Notes	1,089,500	167,500	330,000	592,000	—
Public Notes	708,191	—		300,000	408,191
Prospect Capital InterNotes®	894,125	5,710	174,233	395,978	318,204
Total Contractual Obligations	$2,749,816	$173,210	$504,233	$1,345,978	$726,395
The following table shows the contractual maturities of our Revolving Credit Facility, Convertible Notes, Public Notes and Prospect Capital InterNotes® as of June 30, 2015.

	Payments Due by Period
	Total	Less than 1 Year	1 – 3 Years	3 – 5 Years	After 5 Years
Revolving Credit Facility	$368,700	$—	$—	$368,700	$—
Convertible Notes	1,239,500	150,000	497,500	592,000	—
Public Notes	548,094	—	—	300,000	248,094
Prospect Capital InterNotes®	827,442	—	54,509	369,938	402,995
Total Contractual Obligations	$2,983,736	$150,000	$552,009	$1,630,638	$651,089
As permitted by ASC 825-10-25, we have not elected to value our Revolving Credit Facility, Convertible Notes, Public Notes and Prospect Capital InterNotes® at fair value. The following table shows the fair value of these financial liabilities disaggregated into the three levels of the ASC 820 valuation hierarchy as of December 31, 2015.

	Fair Value Hierarchy
	Level 1	Level 2	Level 3	Total
Revolving Credit Facility(1)	$—	$58,000	$—	$58,000
Convertible Notes(2)	—	1,039,095	—	1,039,095
Public Notes(2)	—	695,432	—	695,432
Prospect Capital InterNotes®(3)	—	878,432	—	878,432
Total	$—	$2,670,959	$—	$2,670,959

(1)	The carrying value of our Revolving Credit Facility approximates the fair value.

(2)	We use available market quotes to estimate the fair value of the Convertible Notes and Public Notes.

(3)	The fair value of Prospect Capital InterNotes® is estimated by discounting remaining payments using current Treasury rates.
The following table shows the fair value of these financial liabilities disaggregated into the three levels of the ASC 820 valuation hierarchy as of June 30, 2015.

	Fair Value Hierarchy
	Level 1	Level 2	Level 3	Total
Revolving Credit Facility(1)	$—	$368,700	$—	$368,700
Convertible Notes(2)	—	1,244,402	—	1,244,402
Public Notes(2)	—	564,052	—	564,052
Prospect Capital InterNotes®(3)	—	848,387	—	848,387
Total	$—	$3,025,541	$—	$3,025,541

(1)	The carrying value of our Revolving Credit Facility approximates the fair value.

(2)	We use available market quotes to estimate the fair value of the Convertible Notes and Public Notes.

(3)	The fair value of Prospect Capital InterNotes® is estimated by discounting remaining payments using current Treasury rates.

F-71

Note 9. Stock Repurchase Program, Equity Offerings, Offering Expenses, and Distributions
On August 24, 2011, our Board of Directors approved a share repurchase plan (the “Repurchase Program”) under which we may repurchase up to $100,000 of our common stock at prices below our net asset value per share. Prior to any repurchase, we are required to notify shareholders of our intention to purchase our common stock. We delivered a notice with our annual proxy mailing on September 23, 2015 and our most recent notice was delivered with a shareholder letter mailing on February 2, 2016. This notice lasts for six months after notice is given. During the six months ended December 31, 2015, we repurchased 4,708,750 shares of our common stock pursuant to the Repurchase Program. Our NAV per share was increased by approximately $0.03 as a result of the share repurchases.
The following table summarizes our share repurchases under our Repurchase Program for the three and six months ended December 31, 2015.

Repurchases of Common Stock	Three Months Ended December 31, 2015	Six Months Ended December 31, 2015
Dollar amount repurchased	$2,610	$34,140
Shares Repurchased	350,000	4,708,750
Weighted average price per share	$7.46	7.25
Weighted average discount to prior period net asset value	27%	30%
Excluding dividend reinvestments, during the six months ended December 31, 2015 we did not issue any shares of our common stock. Excluding dividend reinvestments, we issued 14,845,556 shares of our common stock during the six months ended December 31, 2014. The following table summarizes our issuances of common stock during the six months ended December 31, 2014.

Issuances of Common Stock	Number of Shares Issued	Gross Proceeds	Underwriting Fees	Offering Expenses	Average Offering Price
During the six months ended December 31, 2014:
September 11, 2014 – November 3, 2014(1)	9,490,975	$95,149	$474	$175	$10.03
November 17, 2014 – December 3, 2014(1)	5,354,581	$51,678	$268	$313	$9.65

(1)	Shares were issued in connection with our at-the-market offering program which we enter into from time to time with various counterparties.
Our shareholders’ equity accounts as of December 31, 2015 and June 30, 2015 reflect cumulative shares issued as of those respective dates. Our common stock has been issued through public offerings, a registered direct offering, the exercise of over-allotment options on the part of the underwriters, our dividend reinvestment plan and in connection with the acquisition of certain controlled portfolio companies. When our common stock is issued, the related offering expenses have been charged against paid-in capital in excess of par. All underwriting fees and offering expenses were borne by us.
On November 3, 2015, our Registration Statement on Form N-2 was declared effective by the SEC. Under this Shelf Registration Statement, we can issue up to $4,828,029 of additional debt and equity securities in the public market as of December 31, 2015.

F-72

During the six months ended December 31, 2015 and December 31, 2014, we distributed approximately $177,942 and $232,449, respectively, to our stockholders. The following table summarizes our distributions declared and payable for the six months ended December 31, 2014 and December 31, 2015.

Declaration Date	Record Date	Payment Date	Amount Per Share	Amount Distributed (in thousands)
2/3/2014	7/31/2014	8/21/2014	$0.110475	$37,863
2/3/2014	8/29/2014	9/18/2014	0.110500	37,885
2/3/2014	9/30/2014	10/22/2014	0.110525	38,519
5/6/2014	10/31/2014	11/20/2014	0.110550	38,977
5/6/2014	11/28/2014	12/18/2014	0.110575	39,583
5/6/2014	12/31/2014	1/22/2015	0.110600	39,622
Total declared and payable for the six months ended December 31, 2014				$232,449

5/6/2015	7/31/2015	8/20/2015	$0.083330	$29,909
5/6/2015	8/31/2015	9/17/2015	0.083330	29,605
8/24/2015	9/30/2015	10/22/2015	0.083330	29,601
8/24/2015	10/30/2015	11/19/2015	0.083330	29,600
11/4/2015	11/30/2015	12/24/2015	0.083330	29,611
11/4/2015	12/31/2015	1/21/2016	0.083330	29,616
Total declared and payable for the six months ended December 31, 2015				$177,942
Dividends and distributions to common stockholders are recorded on the ex-dividend date. As such, the table above includes distributions with record dates during the six months ended December 31, 2015 and December 31, 2014. It does not include distributions previously declared to stockholders of record on any future dates, as those amounts are not yet determinable. The following dividends were previously declared and will be payable subsequent to December 31, 2015:

•	$0.08333 per share for December 2015 to holders of record on December 31, 2015 with a payment date of January 21, 2016.

•	$0.08333 per share for January 2016 to holders of record on January 29, 2016 with a payment date of February 18, 2016.
During the six months ended December 31, 2015 and December 31, 2014, we issued and 1,029,703 and 777,928 shares of our common stock, respectively, in connection with the dividend reinvestment plan.
During the six months ended December 31, 2015, Prospect Capital officers purchased 7,743,273 shares of our stock, or 2% of total outstanding shares as of December 31, 2015, both through the open market transactions and shares issued in connection with our dividend reinvestment plan.
As of December 31, 2015, we have reserved 89,263,113 shares of our common stock for issuance upon conversion of the Convertible Notes (see Note 5).

F-73

Note 10. Other Income
Other income consists of structuring fees, overriding royalty interests, revenue receipts related to net profit interests, deal deposits, administrative agent fees, and other miscellaneous and sundry cash receipts. The following table shows income from such sources during the three and six months ended December 31, 2015 and December 31, 2014.

	Three Months Ended December 31,		Six Months Ended December 31,
	2015	2014	2015	2014
Structuring and amendment fees (refer to Note 3)	$7,112	$6,903	$10,754	$21,608
Royalty and Net Revenue interests	1,836	1,025	3,739	1,828
Administrative agent fees	194	130	382	278
Total Other Income	$9,142	$8,058	$14,875	$23,714
Note 11. Net Increase in Net Assets per Share
The following information sets forth the computation of net increase in net assets resulting from operations per share during the three and six months ended December 31, 2015 and December 31, 2014.

	Three Months Ended December 31,		Six Months Ended December 31,
	2015	2014	2015	2014
Net (decrease) increase in net assets resulting from operations	$(95,120)	$85,970	$(67,303)	$170,078
Weighted average common shares outstanding	355,241,104	354,100,179	356,101,673	348,729,620
Net increase in net assets resulting from operations per share	$(0.27)	$0.24	$(0.19)	$0.49
Note 12. Income Taxes
While our fiscal year end for financial reporting purposes is June 30 of each year, our tax year end is August 31 of each year. The information presented in this footnote is based on our tax year end for each period presented, unless otherwise specified. The tax return for the tax year ended August 31, 2015 has not been filed. Taxable income and all amounts related to taxable income for the tax year ended August 31, 2015 are estimates and will not be fully determined until the Company’s tax return is filed.
For income tax purposes, dividends paid and distributions made to shareholders are reported as ordinary income, capital gains, non-taxable return of capital, or a combination thereof. The tax character of dividends paid to shareholders during the tax years ended August 31, 2015, 2014 and 2013 were as follows:

	Tax Year Ended August 31,
	2015	2014	2013
Ordinary income	$413,640	$413,051	$282,621
Capital gain	—	—	—
Return of capital	—	—	—
Total dividends paid to shareholders	$413,640	$413,051	$282,621
For the tax year ending August 31, 2016, the tax character of dividends paid to shareholders through December 31, 2015 is expected to be ordinary income. Because of the difference between our fiscal and tax year ends, the final determination of the tax character of dividends will not be made until we file our tax return for the tax year ending August 31, 2016.
Taxable income generally differs from net increase in net assets resulting from operations for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses, and generally excludes net unrealized gains or losses, as unrealized gains or losses are generally not included in taxable income until they are realized. The following reconciles the net increase in net assets resulting from operations to taxable income for the tax years ended August 31, 2015, 2014 and 2013:

F-74

	Tax Year Ended August 31,
	2015	2014	2013
Net increase in net assets resulting from operations	$360,572	$317,671	$238,721
Net realized loss on investments	164,230	28,244	24,632
Net unrealized (appreciation) depreciation on investments	(157,745)	24,638	77,835
Other temporary book-to-tax differences	99,614	(9,122)	(6,994)
Permanent differences	2,436	(4,317)	5,939
Taxable income before deductions for distributions	$469,107	$357,114	$340,133
Capital losses in excess of capital gains earned in a tax year may generally be carried forward and used to offset capital gains, subject to certain limitations. The Regulated Investment Company Modernization Act (the “RIC Modernization Act”) was enacted on December 22, 2010. Under the RIC Modernization Act, capital losses incurred by taxpayers in taxable years beginning after the date of enactment will be allowed to be carried forward indefinitely and are allowed to retain their character as either short-term or long-term losses. As such, the capital loss carryforwards generated by us after the August 31, 2011 tax year will not be subject to expiration. Any losses incurred in post-enactment tax years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As of August 31, 2015, we had capital loss carryforwards of approximately $165,399 available for use in later tax years. Of the amount available as of August 31, 2015, $32,612 and $46,156 will expire on August 31, 2017 and 2018, respectively, and $86,631 is not subject to expiration. The unused balance each year will be carried forward and utilized as gains are realized, subject to limitations. While our ability to utilize losses in the future depends upon a variety of factors that cannot be known in advance, substantially all of the Company's capital loss carryforwards may become permanently unavailable due to limitations by the Code.
Under current tax law, capital losses and specific ordinary losses realized after October 31st and December 31st, respectively, may be deferred and treated as occurring on the first business day of the following tax year. As of August 31, 2015, we had deferred $129,707 of long-term capital losses which will be treated as arising on the first day of the tax year ending August 31, 2016.
For the tax year ended August 31, 2015, we estimated taxable income in excess of the distributions made and we will elect to carry forward the excess for distribution to shareholders in the tax year ending August 31, 2016. The cumulative amount carried forward to 2016 is expected to be approximately $104,938. For the tax year ended August 31, 2014, we had distributions in excess of taxable income. After the excess distributions, we still had cumulative taxable income in excess of cumulative distributions, and therefore, we elected to carry forward the excess for distribution to shareholders in the tax year ended August 31, 2015. The amount carried forward to 2015 was approximately $49,471. For the tax year ended August 31, 2013, we had taxable income in excess of the distributions made from such taxable income during the year, and therefore, we elected to carry forward the excess for distribution to shareholders in the tax year ended August 31, 2014. The cumulative amount carried forward to 2014 was approximately $105,408.
As of December 31, 2015, the cost basis of investments for tax purposes was $6,466,020 resulting in estimated gross unrealized appreciation and depreciation of $173,369 and $459,719, respectively. As of June 30, 2015, the cost basis of investments for tax purposes was $6,599,876 resulting in estimated gross unrealized appreciation and depreciation of $263,892 and $254,210, respectively. Due to the difference between our fiscal year end and tax year end, the cost basis of our investments for tax purposes as of December 31, 2015 and June 30, 2015 was calculated based on the book cost of investments as of December 31, 2015 and June 30, 2015, respectively, with cumulative book-to-tax adjustments for investments through August 31, 2015 and 2014, respectively.
In general, we may make certain adjustments to the classification of net assets as a result of permanent book-to-tax differences, which may include merger-related items, differences in the book and tax basis of certain assets and liabilities, and nondeductible federal excise taxes, among other items. During the tax year ended August 31, 2015, we decreased accumulated overdistributed net investment income by $2,435, increased accumulated net realized loss on investments by $8,542 and increased capital in excess of par value by $6,107. During the tax year ended August 31, 2014, we increased accumulated overdistributed net investment income by $4,316, decreased accumulated net realized loss on investments by $3,384 and decreased capital in excess of par value by $932. Due to the difference between our fiscal and tax year end, the reclassifications for the taxable year ended August 31, 2015 will be recorded in the fiscal year ending June 30, 2016 and the reclassifications for the taxable year ended August 31, 2014 were recorded in the fiscal year ended June 30, 2015.

F-75

Note 13. Related Party Agreements and Transactions
Investment Advisory Agreement
On December 23, 2014, the Investment Adviser, Prospect Capital Management LLC, converted into a Delaware limited partnership and is now known as Prospect Capital Management L.P. (continues as the “Investment Adviser”). We have entered into an investment advisory and management agreement with the Investment Adviser (the “Investment Advisory Agreement”) under which the Investment Adviser, subject to the overall supervision of our Board of Directors, manages the day-to-day operations of, and provides investment advisory services to, us. Under the terms of the Investment Advisory Agreement, the Investment Adviser: (i) determines the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes, (ii) identifies, evaluates and negotiates the structure of the investments we make (including performing due diligence on our prospective portfolio companies); and (iii) closes and monitors investments we make.
The Investment Adviser’s services under the Investment Advisory Agreement are not exclusive, and it is free to furnish similar services to other entities so long as its services to us are not impaired. For providing these services the Investment Adviser receives a fee from us, consisting of two components: a base management fee and an incentive fee. The base management fee is calculated at an annual rate of 2.00% on our gross assets (including amounts borrowed). For services currently rendered under the Investment Advisory Agreement, the base management fee is payable quarterly in arrears. The base management fee is calculated based on the average value of our gross assets at the end of the two most recently completed calendar quarters and appropriately adjusted for any share issuances or repurchases during the current calendar quarter.
The total gross base management fee incurred to the favor of the Investment Adviser was $32,251 and $34,034 during the three months ended December 31, 2015 and December 31, 2014, respectively. The total gross base management fee incurred to the favor of the Investment Adviser was $65,667 and $67,199 during the six months ended December 31, 2015 and December 31, 2014, respectively.
The Investment Adviser has entered into a servicing agreement with certain institutions who purchased loans with us, where we serve as the agent and collect a servicing fee on behalf of the Investment Adviser. During the three and six months ended December 31, 2015, we received payments of $470 and $932, respectively, from these institutions, on behalf of the Investment Adviser, for providing such services under the servicing agreement. We were given a credit for these payments, which reduced the base management fee payable to $31,781 and $64,735 for the three and six months ended December 31, 2015, respectively. No such payments were received during the three and six months ended December 31, 2014.
The incentive fee has two parts. The first part, the income incentive fee, is calculated and payable quarterly in arrears based on our pre-incentive fee net investment income for the immediately preceding calendar quarter. For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees and other fees that we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable under the Administration Agreement described below, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment-in-kind interest and zero coupon securities), accrued income that we have not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets at the end of the immediately preceding calendar quarter, is compared to a “hurdle rate” of 1.75% per quarter (7.00% annualized).
The net investment income used to calculate this part of the incentive fee is also included in the amount of the gross assets used to calculate the 2.00% base management fee. We pay the Investment Adviser an income incentive fee with respect to our pre-incentive fee net investment income in each calendar quarter as follows:

•	No incentive fee in any calendar quarter in which our pre-incentive fee net investment income does not exceed the hurdle rate;

•
100.00% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 125.00% of the quarterly hurdle rate in any calendar quarter (8.75% annualized assuming a 7.00% annualized hurdle rate); and

•
20.00% of the amount of our pre-incentive fee net investment income, if any, that exceeds 125.00% of the quarterly hurdle rate in any calendar quarter (8.75% annualized assuming a 7.00% annualized hurdle rate).

F-76

These calculations are appropriately prorated for any period of less than three months and adjusted for any share issuances or repurchases during the current quarter.
The second part of the incentive fee, the capital gains incentive fee, is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date), and equals 20.00% of our realized capital gains for the calendar year, if any, computed net of all realized capital losses and unrealized capital depreciation at the end of such year. In determining the capital gains incentive fee payable to the Investment Adviser, we calculate the aggregate realized capital gains, aggregate realized capital losses and aggregate unrealized capital depreciation, as applicable, with respect to each investment that has been in its portfolio. For the purpose of this calculation, an “investment” is defined as the total of all rights and claims which may be asserted against a portfolio company arising from our participation in the debt, equity, and other financial instruments issued by that company. Aggregate realized capital gains, if any, equal the sum of the differences between the aggregate net sales price of each investment and the aggregate cost basis of such investment when sold or otherwise disposed. Aggregate realized capital losses equal the sum of the amounts by which the aggregate net sales price of each investment is less than the aggregate cost basis of such investment when sold or otherwise disposed. Aggregate unrealized capital depreciation equals the sum of the differences, if negative, between the aggregate valuation of each investment and the aggregate cost basis of such investment as of the applicable calendar year-end. At the end of the applicable calendar year, the amount of capital gains that serves as the basis for our calculation of the capital gains incentive fee involves netting aggregate realized capital gains against aggregate realized capital losses on a since-inception basis and then reducing this amount by the aggregate unrealized capital depreciation. If this number is positive, then the capital gains incentive fee payable is equal to 20.00% of such amount, less the aggregate amount of any capital gains incentive fees paid since inception.
The total income incentive fee incurred was $25,224, and $22,831 during the three months ended December 31, 2015 and December 31, 2014, respectively. The fees incurred for the six months ended December 31, 2015 and December 31, 2014 were $48,034 and $46,447, respectively. No capital gains incentive fee was incurred during the three or six months ended December 31, 2015 and December 31, 2014.
Administration Agreement
We have also entered into an administration agreement (the “Administration Agreement”) with Prospect Administration under which Prospect Administration, among other things, provides (or arranges for the provision of) administrative services and facilities for us. For providing these services, we reimburse Prospect Administration for our allocable portion of overhead incurred by Prospect Administration in performing its obligations under the Administration Agreement, including rent and our allocable portion of the costs of our Chief Financial Officer and Chief Compliance Officer and his staff. Under this agreement, Prospect Administration furnishes us with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities. Prospect Administration also performs, or oversees the performance of, our required administrative services, which include, among other things, being responsible for the financial records that we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. In addition, Prospect Administration assists us in determining and publishing our net asset value, overseeing the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others. Under the Administration Agreement, Prospect Administration also provides on our behalf managerial assistance to those portfolio companies to which we are required to provide such assistance (see “Managerial Assistance” below). The Administration Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party. Prospect Administration is a subsidiary of the Investment Adviser.
The Administration Agreement provides that, absent willful misfeasance, bad faith or negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Prospect Administration and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of Prospect Administration’s services under the Administration Agreement or otherwise as administrator for us. Our payments to Prospect Administration are periodically reviewed by our Board of Directors.
The allocation of overhead expense from Prospect Administration was $2,000 and $3,014 for the three months ended December 31, 2015 and December 31, 2014, respectively. During the three months ended December 31, 2015, we renegotiated the managerial assistance agreement with First Tower LLC and reversed $1,200 of previously accrued managerial assistance at First Tower Delaware as the fee was paid by First Tower LLC. This decreased our overhead allocation. Prospect Administration received estimated payments of $1,143 and $2,266 directly from our portfolio companies for legal, tax and portfolio level accounting services during the three months ended December 31, 2015 and December 31, 2014, respectively. We were given a credit for these payments as a reduction of the administrative services cost payable by us to Prospect Administration, resulting in net overhead expense of $2,000 and $3,014 during the three months ended December 31, 2015 and December 31, 2014, respectively. Had

F-77

Prospect Administration not received these payments, Prospect Administration’s charges for its administrative services would have increased by these amounts. (See Managerial Assistance below and Note 14 for further discussion.)
The allocation of overhead expense from Prospect Administration was $6,178 and $5,430 for the six months ended December 31, 2015 and December 31, 2014, respectively. During the six months ended December 31, 2015, we renegotiated the managerial assistance agreement with First Tower LLC and reversed $1,200 of previously accrued managerial assistance at First Tower Delaware as the fee was paid by First Tower LLC, which decreased our overhead allocation. We also incurred $379 of overhead expense related to our consolidated entity SB Forging. Prospect Administration received estimated payments of $2,840 and $3,321 directly from our portfolio companies for legal, tax and portfolio level accounting services during the six months ended December 31, 2015 and December 31, 2014, respectively. We were given a credit for these payments as a reduction of the administrative services cost payable by us to Prospect Administration, resulting in net overhead expense of $6,178 and $5,430 during the six months ended December 31, 2015 and December 31, 2014, respectively. Had Prospect Administration not received these payments, Prospect Administration’s charges for its administrative services would have increased by these amounts. (See Managerial Assistance below and Note 14 for further discussion.)
Managerial Assistance
As a BDC, we are obligated under the 1940 Act to make available to certain of our portfolio companies significant managerial assistance. “Making available significant managerial assistance” refers to any arrangement whereby we provide significant guidance and counsel concerning the management, operations, or business objectives and policies of a portfolio company. We are also deemed to be providing managerial assistance to all portfolio companies that we control, either by ourselves or in conjunction with others. The nature and extent of significant managerial assistance provided by us to controlled and non-controlled portfolio companies will vary according to the particular needs of each portfolio company. Examples of such activities include (i) advice on recruiting, hiring, management and termination of employees, officers and directors, succession planning and other human resource matters; (ii) advice on capital raising, capital budgeting, and capital expenditures; (iii) advice on advertising, marketing, and sales; (iv) advice on fulfillment, operations, and execution; (v) advice on managing relationships with unions and other personnel organizations, financing sources, vendors, customers, lessors, lessees, lawyers, accountants, regulators and other important counterparties; (vi) evaluating acquisition and divestiture opportunities, plant expansions and closings, and market expansions; (vii) participating in audit committee, nominating committee, board and management meetings; (viii) consulting with and advising board members and officers of portfolio companies (on overall strategy and other matters); and (ix) providing other organizational, operational, managerial and financial guidance.
Prospect Administration, when performing a managerial assistance agreement executed with each portfolio company to which we provide managerial assistance, arranges for the provision of such managerial assistance on our behalf. When doing so, Prospect Administration utilizes personnel of our Investment Adviser. We, on behalf of Prospect Administration, invoice portfolio companies receiving and paying for managerial assistance, and we remit to Prospect Administration its cost of providing such services, including the charges deemed appropriate by our Investment Adviser for providing such managerial assistance. No income is recognized by Prospect.
During the three months ended December 31, 2015 and December 31, 2014, we received payments of $1,352 and $1,275, respectively, from our portfolio companies for managerial assistance and subsequently remitted these amounts to Prospect Administration. During the six months ended December 31, 2015 and December 31, 2014, we received payments of $2,620 and $2,565, respectively, from our portfolio companies for managerial assistance and subsequently remitted these amounts to Prospect Administration. During the six months ended December 31, 2015, we reversed $1,200 of managerial assistance expense related to our consolidated entity First Tower Delaware which was included within allocation from Prospect Administration on our Consolidated Statement of Operations for the six months ended December 31, 2015. The $1,200 was subsequently paid to Prospect Administration by First Tower LLC, the operating company. See Note 14 for further discussion.
Co-Investments
On February 10, 2014, we received an exemptive order from the SEC (the “Order”) that gave us the ability to negotiate terms other than price and quantity of co-investment transactions with other funds managed by the Investment Adviser or certain affiliates, including Priority Income Fund, Inc. and Pathway Energy Infrastructure Fund, Inc., subject to the conditions included therein. Under the terms of the relief permitting us to co-invest with other funds managed by our Investment Adviser or its affiliates, a “required majority” (as defined in Section 57(o) of the 1940 Act) of our independent directors must make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the proposed transaction, including the consideration to be paid, are reasonable and fair to us and our stockholders and do not involve overreaching of us or our stockholders on the part of any person concerned and (2) the transaction is consistent with the interests of our stockholders and is consistent with our investment objective and strategies. In certain situations where co-investment with one or more funds managed by the Investment Adviser or

F-78

its affiliates is not covered by the Order, such as when there is an opportunity to invest in different securities of the same issuer, the personnel of the Investment Adviser or its affiliates will need to decide which fund will proceed with the investment. Such personnel will make these determinations based on policies and procedures, which are designed to reasonably ensure that investment opportunities are allocated fairly and equitably among affiliated funds over time and in a manner that is consistent with applicable laws, rules and regulations. Moreover, except in certain circumstances, when relying on the Order, we will be unable to invest in any issuer in which one or more funds managed by the Investment Adviser or its affiliates has previously invested.
As of December 31, 2015, we had co-investments with Priority Income Fund, Inc. in the following CLO funds: Apidos CLO XXII, Babson CLO Ltd. 2014-III; Cent CLO 21 Limited, CIFC Funding 2014-IV Investor, Ltd., Galaxy XVII CLO, Ltd., Halcyon Loan Advisors Funding 2014-2 Ltd., Halcyon Loan Advisors Funding 2015-3 Ltd., HarbourView CLO VII, Ltd., Jefferson Mill CLO Ltd., Mountain View CLO IX Ltd., Octagon Investment Partners XVIII, Ltd., Symphony CLO XIV Ltd., Voya IM CLO 2014-1 Ltd. and Washington Mill CLO Ltd.
Note 14. Transactions with Controlled Companies
The descriptions below detail the transactions which Prospect Capital Corporation (“Prospect”) has entered into with each of our controlled companies. Certain of the controlled entities discussed below were consolidated effective July 1, 2014 (see Note 1). As such, transactions with these Consolidated Holding Companies for the six months ended December 31, 2015 are presented on a consolidated basis.
Airmall Inc.
As of June 30, 2014, Prospect owned 100% of the equity of AMU Holdings Inc. (“AMU”), a Consolidated Holding Company. AMU owned 98% of Airmall Inc. (f/k/a Airmall USA Holdings, Inc.) (“Airmall”). Airmall is a developer and manager of airport retail operations.
On July 30, 2010, Prospect made a $22,420 investment in AMU, of which $12,500 was a senior subordinated note and $9,920 was used to purchase 100% of the preferred and common equity of AMU. AMU used its combined debt and equity proceeds of $22,420 to purchase 100% of Airmall’s common stock for $18,000, to pay $1,573 of structuring fees from AMU to Prospect (which was recognized by Prospect as structuring fee income), $836 of third party expenses, $11 of legal services provided by attorneys at Prospect Administration, and $2,000 of withholding tax. Prospect then purchased for $30,000 two loans of Airmall payable to unrealized third parties, one for $10,000 and the other $20,000. Prospect and Airmall subsequently refinanced the two loans into a single $30,000 loan from Airmall to Prospect.
On October 1, 2013, Prospect made an additional $2,600 investment in the senior subordinated note, of which $575 was utilized by AMU to pay interest due to Prospect and $2,025 was retained by AMU for working capital. On November 25, 2013, Prospect funded an additional $5,000 to the senior subordinated note, which was utilized by AMU to pay a $5,000 dividend to Prospect. On December 4, 2013, Prospect sold 2% of the outstanding principal balance of the senior secured term loan to Airmall and 2% of the outstanding principal balance of the senior subordinated note to AMU for $972.
On June 13, 2014, Prospect made a new $19,993 investment as a senior secured loan to Airmall. Airmall then distributed this amount to AMU as a return of capital, which AMU used to pay down the senior subordinated loan in the same amount. The minority interest held by a third party in AMU was exchanged for common stock of Airmall.
On July 1, 2014, Prospect began consolidating AMU. As a result, any transactions between AMU and Prospect are eliminated in consolidation and as such, transactions after July 1, 2014 are not presented below.
On August 1, 2014, Prospect sold its investments in Airmall for net proceeds of $51,379 and realized a loss of $3,473 on the sale. In addition, there is $6,000 being held in escrow, of which 98% is due to Prospect, which will be recognized as an additional realized loss if it is not received. Included in the net proceeds were $3,000 of structuring fees from Airmall related to the sale of the operating company which was recognized as other income during the year ended June 30, 2015. On October 22, 2014, Prospect received a tax refund of $665 related to its investment in Airmall and realized a gain of the same amount.

F-79

In addition to the repayments noted above, the following amounts were paid from Airmall to Prospect and recorded by Prospect as repayment of loan receivable:

Three Months Ended December 31, 2014	$—
Three Months Ended December 31, 2015	—
Six Months Ended December 31, 2014	49
Six Months Ended December 31, 2015	—
The following interest payments were accrued and paid from Airmall to Prospect and recognized by Prospect as interest income:

Three Months Ended December 31, 2014	$—
Three Months Ended December 31, 2015	—
Six Months Ended December 31, 2014	576
Six Months Ended December 31, 2015	—

The following managerial assistance payments were paid from Airmall to Prospect and subsequently remitted to Prospect Administration (no income was recognized by Prospect):

Three Months Ended December 31, 2014	$—
Three Months Ended December 31, 2015	—
Six Months Ended December 31, 2014	75
Six Months Ended December 31, 2015	—
The following payments were paid from Airmall to Prospect Administration as reimbursement for legal, tax and portfolio level accounting services provided directly to Airmall (no direct income was recognized by Prospect, but Prospect was given credit for these payments as a reduction of the administrative services costs payable by Prospect to Prospect Administration):

Three Months Ended December 31, 2014	$—
Three Months Ended December 31, 2015	—
Six Months Ended December 31, 2014	730
Six Months Ended December 31, 2015	—
American Property REIT Corp.
Prospect owns 100% of the equity of APH Property Holdings, LLC (“APH”), a Consolidated Holding Company. APH owns 100% of the common equity of American Property REIT Corp. (f/k/a American Property Holdings Corp.) (“APRC”). APRC is a Maryland corporation and a qualified REIT for federal income tax purposes. In order to qualify as a REIT, APRC issued 125 shares of Series A Cumulative Non-Voting Preferred Stock to 125 accredited investors. The preferred stockholders are entitled to receive cumulative dividends semi-annually at an annual rate of 12.5% and do not have the ability to participate in the management or operation of APRC.
APRC was formed to hold for investment, operate, finance, lease, manage, and sell a portfolio of real estate assets and engage in any and all other activities as may be necessary, incidental or convenient to carry out the foregoing. APRC acquires real estate assets, including, but not limited to, industrial, commercial, and multi-family properties. APRC may acquire real estate assets directly or through joint ventures by making a majority equity investment in a property-owning entity (the “JV”).
On October 24, 2012, Prospect initially made a $7,808 investment in APH, of which $6,000 was a Senior Term Loan and $1,808 was used to purchase the membership interests of APH. The proceeds were utilized by APH to purchase APRC common equity for $7,806, with $2 retained by APH for working capital. The proceeds were utilized by APRC to purchase a 100% ownership interest in 146 Forest Parkway, LLC for $7,326, pay a $250 non-refundable deposit and $222 of structuring fees to Prospect (which was recognized by Prospect as structuring fee income), with $8 retained by APRC for working capital. 146 Forest Parkway, LLC was purchased for $7,400. The remaining proceeds were used to pay $168 of third party expenses and $5 of legal services provided by attorneys at Prospect Administration, with $3 retained by the JV for working capital. The investment was subsequently contributed to NPRC.

F-80

On December 28, 2012, Prospect made a $9,594 investment in APH, of which $6,400 was a Senior Term Loan and $3,194 was used to purchase additional membership interests of APH. The proceeds were utilized by APH to purchase additional APRC common equity for $9,594. The proceeds were utilized by APRC to purchase a 92.7% ownership interest in 1557 Terrell Mill Road, LLC for $9,548, with $46 retained by APRC for other expenses. The JV was purchased for $23,500 which included debt financing and minority interest of $15,275 and $757, respectively. The remaining proceeds were used to pay $286 of structuring fees to Prospect (which was recognized by Prospect as structuring fee income) and $1,652 of third party expenses, with $142 retained by the JV for working capital.
On January 17, 2013, Prospect made a $30,348 investment in APH, of which $27,600 was a Senior Term Loan and $2,748 was used to purchase additional membership interests of APH. The proceeds were utilized by APH to purchase additional APRC common equity for $29,348, with $1,000 retained by APH for working capital. The proceeds were utilized by APRC to purchase a 97.7% ownership interest in 5100 Live Oaks Blvd, LLC for $29,348. The JV was purchased for $63,400 which included debt financing and minority interest of $39,600 and $686, respectively. The remaining proceeds were used to pay $880 of structuring fees to Prospect (which was recognized by Prospect as structuring fee income), $4,265 of third party expenses, $14 of legal services provided by attorneys at Prospect Administration, and $1,030 of prepaid assets, with $45 retained by the JV for working capital. The investment was subsequently contributed to NPRC.
On April 30, 2013, Prospect made a $10,383 investment in APH, of which $9,000 was a Senior Term Loan and $1,383 was used to purchase additional membership interests of APH. The proceeds were utilized by APH to purchase additional APRC common equity for $10,233, with $150 retained by APH for working capital. The proceeds were utilized by APRC to purchase a 93.2% ownership interest in Lofton Place, LLC for $10,233. The JV was purchased for $26,000 which included debt financing and minority interest of $16,965 and $745, respectively. The remaining proceeds were used to pay $306 of structuring fees to Prospect (which was recognized by Prospect as structuring fee income), $1,223 of third party expenses, $5 of legal services provided by attorneys at Prospect Administration, and $364 of prepaid assets, with $45 retained by the JV for working capital.
On April 30, 2013, Prospect made a $10,863 investment in APH, of which $9,000 was a Senior Term Loan and $1,863 was used to purchase additional membership interests of APH. The proceeds were utilized by APH to purchase additional APRC common equity for $10,708, with $155 retained by APH for working capital. The proceeds were utilized by APRC to purchase a 93.2% ownership interest in Vista Palma Sola, LLC for $10,708. The JV was purchased for $27,000 which included debt financing and minority interest of $17,550 and $785, respectively. The remaining proceeds were used to pay $321 of structuring fees to Prospect (which was recognized by Prospect as structuring fee income), $1,272 of third party expenses, $4 of legal services provided by attorneys at Prospect Administration, and $401 of prepaid assets, with $45 retained by the JV for working capital.
On May 8, 2013, Prospect made a $6,118 investment in APH, of which $4,000 was a Senior Term Loan and $2,118 was used to purchase additional membership interests of APH. The proceeds were utilized by APH to purchase additional APRC common equity for $6,028, with $90 retained by APH for working capital. The proceeds were utilized by APRC to purchase a 93.3% ownership interest in Arlington Park Marietta, LLC for $6,028. Arlington Park Marietta, LLC was purchased for $14,850 which included debt financing and minority interest of $9,650 and $437, respectively. The remaining proceeds were used to pay $181 of structuring fees to Prospect (which was recognized by Prospect as structuring fee income), $911 of third party expenses, and $128 of prepaid assets, with $45 retained by the JV for working capital.
On June 24, 2013, Prospect made a $76,533 investment in APH, of which $63,000 was a Senior Term Loan and $13,533 was used to purchase additional membership interests of APH. The proceeds were utilized by APH to purchase additional APRC common equity for $75,233, with $1,300 retained by APH for working capital. The proceeds were utilized by APRC to purchase a 95.0% ownership interest in APH Carroll Resort, LLC for $74,398 and to pay $835 of structuring fees to Prospect (which was recognized by Prospect as structuring fee income). The JV was purchased for $225,000 which included debt financing and minority interest of $157,500 and $3,916, respectively. The remaining proceeds were used to pay $1,436 of structuring fees to Prospect (which was recognized by Prospect as structuring fee income), $7,687 of third party expenses, $8 of legal services provided by attorneys at Prospect Administration, and $1,683 of prepaid assets. The investment was subsequently contributed to NPRC and renamed NPRC Carroll Resort, LLC.
Between October 29, 2013 and December 4, 2013, Prospect made an $11,000 investment in APH, of which $9,350 was a Senior Term Loan and $1,650 was used to purchase additional membership interests of APH. The proceeds were utilized by certain of APH’s wholly-owned subsidiaries to purchase online consumer loans from a third party. The investment was subsequently contributed to NPRC.

F-81

On November 1, 2013, Prospect made a $9,869 investment in APH, of which $8,200 was a Senior Term Loan and $1,669 was used to purchase additional membership interests of APH. The proceeds were utilized by APH to purchase additional APRC common equity for $9,869. The proceeds were utilized by APRC to purchase a 94.0% ownership interest in APH Carroll 41, LLC for $9,548 and to pay $102 of structuring fees to Prospect (which was recognized by Prospect as structuring fee income), with $219 retained by APRC for working capital. The JV was purchased for $30,600 which included debt financing and minority interest of $22,497 and $609, respectively. The remaining proceeds were used to pay $190 of structuring fees to Prospect (which was recognized by Prospect as structuring fee income), $1,589 of third party expenses, $5 of legal services provided by attorneys at Prospect Administration, and $270 of prepaid assets. The investment was subsequently contributed to NPRC.
On November 15, 2013, Prospect made a $45,900 investment in APH, of which $38,500 was a Senior Term Loan and $7,400 was used to purchase additional membership interests of APH. The proceeds were utilized by APH to purchase additional APRC common equity for $45,900. The proceeds were utilized by APRC to purchase a 99.3% ownership interest in APH Gulf Coast Holdings, LLC for $45,024 and to pay $364 of structuring fees to Prospect (which was recognized by Prospect as structuring fee income), with $512 retained by APRC for working capital. The JV was purchased for $115,200 which included debt financing and minority interest of $75,558 and $337, respectively. The remaining proceeds were used to pay $1,013 of structuring fees to Prospect (which was recognized by Prospect as structuring fee income), $2,590 of third party expenses, $23 of legal services provided by attorneys at Prospect Administration, and $2,023 of prepaid assets, with $70 retained by the JV for working capital.
On November 19, 2013, Prospect made a $66,188 investment in APH, of which $55,000 was a Senior Term Loan and $11,188 was used to purchase additional membership interests of APH. The proceeds were utilized by APH to purchase additional APRC common equity for $66,188. The proceeds were utilized by APRC to purchase a 90.0% ownership interest in APH McDowell, LLC for $64,392 and to pay $695 of structuring fees to Prospect (which was recognized by Prospect as structuring fee income), with $1,101 retained by APRC for working capital. The JV was purchased for $238,605 which included debt financing and minority interest of $180,226 and $7,155, respectively. The remaining proceeds were used to pay $1,290 of structuring fees to Prospect (which was recognized by Prospect as structuring fee income), $9,205 of third party expenses, $23 of legal services provided by attorneys at Prospect Administration, and $1,160 of prepaid assets, with $1,490 retained by the JV for working capital. The investment was subsequently contributed to NPRC and renamed NPH McDowell, LLC.
On December 12, 2013, Prospect made a $22,507 investment in APH, of which $18,800 was a Senior Term Loan and $3,707 was used to purchase additional membership interests of APH. The proceeds were utilized by APH to purchase additional APRC common equity for $22,507. The proceeds were utilized by APRC to purchase a 92.6% ownership interest in South Atlanta Portfolio Holding Company, LLC for $21,874 and to pay $238 of structuring fees to Prospect (which was recognized by Prospect as structuring fee income), with $395 retained by APRC for working capital. The JV was purchased for $87,250 which included debt financing and minority interest of $67,493 and $1,756, respectively. The remaining proceeds were used to pay $437 of structuring fees to Prospect (which was recognized by Prospect as structuring fee income), $2,920 of third party expenses, and $116 of prepaid assets, with $400 retained by the JV for working capital. The investment was subsequently contributed to UPRC.
On December 31, 2013, APRC distributed its majority interests in five JVs holding real estate assets to APH. APH then distributed these JV interests to Prospect in a transaction characterized as a return of capital. Prospect, on the same day, contributed certain of these JV interests to NPH Property Holdings, LLC and the remainder to UPH Property Holdings, LLC (each wholly-owned subsidiaries of Prospect). Each of NPH and UPH immediately thereafter contributed these JV interests to NPRC and UPRC, respectively. The total investments in the JVs transferred consisted of $98,164 and $20,022 of debt and equity financing, respectively. There was no material gain or loss realized on these transactions.
On January 17, 2014, Prospect made a $6,565 investment in APH, of which $5,500 was a Senior Term Loan and $1,065 was used to purchase additional membership interests of APH. The proceeds were utilized by APH to purchase additional APRC common equity for $6,565. The proceeds were utilized by APRC to purchase a 99.3% ownership interest in APH Gulf Coast Holdings, LLC for $6,336 and to pay $54 of structuring fees to Prospect (which was recognized by Prospect as structuring fee income), with $175 retained by APRC for other expenses. The JV was purchased for $15,430 which included debt financing and minority interest of $10,167 and $48, respectively. The remaining proceeds were used to pay $143 of structuring fees to Prospect (which was recognized by Prospect as structuring fee income), $627 of third party expenses, $4 of legal services provided by attorneys at Prospect Administration, and $312 of prepaid assets, with $35 retained by the JV for working capital.
Effective April 1, 2014, Prospect made a new $167,162 senior term loan to APRC. APRC then distributed this amount to APH as a return of capital which was used to pay down the Senior Term Loan from APH by the same amount.
On June 4, 2014, Prospect made a $1,719 investment in APH to purchase additional membership interests of APH, which was revised to $1,732 on July 1, 2014. The proceeds were utilized by APH to purchase additional APRC common equity for $1,732. The

F-82

proceeds were utilized by APRC to acquire the real property located at 975 South Cornwell, Yukon, OK (“Taco Bell, OK”) for $1,719 and pay $13 of third party expenses.
On July 1, 2014, Prospect began consolidating APH. As a result, any transactions between APH and Prospect are eliminated in consolidation and as such, transactions after July 1, 2014 are not presented below.
On November 26, 2014, APRC transferred its investment in APH Carroll Resort, LLC to NPRC and the investment was renamed NPRC Carroll Resort, LLC. As a result, Prospect’s investments in APRC related to this property also transferred to NPRC. The investments transferred consisted of $10,237 of equity and $65,586 of debt. There was no gain or loss realized on the transaction.
On May 1, 2015, APRC transferred its investment in 5100 Live Oaks Blvd, LLC to NPRC. As a result, Prospect’s investments in APRC related to this property also transferred to NPRC. The investments transferred consisted of $2,748 of equity and $29,990 of debt. There was no gain or loss realized on the transaction.
On May 6, 2015, Prospect made a $1,475 investment in APRC, of which $1,381 was a Senior Term Loan and $94 was used to purchase additional common equity of APRC through APH. The proceeds were utilized by APRC to purchase additional ownership interest in its twelve multi-family properties for $1,473 and pay $2 of legal services provided by attorneys at Prospect Administration. The minority interest holder also invested an additional $17 in the JVs. The proceeds were used by the JVs to fund $1,490 of capital expenditures.
During the year ended June 30, 2015 Prospect received $8 as a return of capital on the equity investment in APRC.
On September 9, 2015, Prospect made a $799 investment in APRC used to purchase additional common equity of APRC through APH. The proceeds were utilized by APRC to purchase additional ownership interest in its twelve multi-family properties for $799. The minority interest holder also invested an additional $12 in the JVs. The proceeds were used by the JVs to fund $811 of capital expenditures.
On December 23, 2015, Prospect made a $1,469 investment in APRC used to purchase additional common equity of APRC through APH. The proceeds were utilized by APRC to purchase additional ownership interest in its eleven multi-family properties for $1,468 and pay $1 of legal services provided by attorneys at Prospect Administration. The minority interest holder also invested an additional $20 in the JVs. The proceeds were used by the JVs to fund $1,488 of capital expenditures.
On December 31, 2015, APRC made a partial repayment on the Senior Term Loan of $9,000 and Prospect recorded $11,016 of dividend income in connection with the sale of the Vista Palma Sola property.
The following amounts were paid from APRC to Prospect and recorded by Prospect as repayment of loan receivable:

Three Months Ended December 31, 2014	$—
Three Months Ended December 31, 2015	—
Six Months Ended December 31, 2014	—
Six Months Ended December 31, 2015	9,000

The following interest payments were accrued and paid from APRC to Prospect and recognized by Prospect as interest income:

Three Months Ended December 31, 2014	$4,228
Three Months Ended December 31, 2015	2,308
Six Months Ended December 31, 2014	9,158
Six Months Ended December 31, 2015	4,603
Included above, the following payment-in-kind interest from APRC was capitalized and recognized by Prospect as interest income:

Three Months Ended December 31, 2014	$2,032
Three Months Ended December 31, 2015	—
Six Months Ended December 31, 2014	3,800
Six Months Ended December 31, 2015	558

F-83

The following interest income recognized had not yet been paid by APRC to Prospect and was included by Prospect within interest receivable:

June 30, 2015	$25
December 31, 2015	22
The following net revenue interest payments were paid from APRC to Prospect and recognized by Prospect as other income:

Three Months Ended December 31, 2014	$410
Three Months Ended December 31, 2015	243
Six Months Ended December 31, 2014	813
Six Months Ended December 31, 2015	474
The following managerial assistance payments were paid from APRC to Prospect and subsequently remitted to Prospect Administration (no income was recognized by Prospect):

Three Months Ended December 31, 2014	$147
Three Months Ended December 31, 2015	148
Six Months Ended December 31, 2014	295
Six Months Ended December 31, 2015	295
The following managerial assistance payments received by Prospect had not yet been remitted to Prospect Administration and were included by Prospect within due to Prospect Administration:

June 30, 2015	$148
December 31, 2015	148
The following payments were paid from APRC to Prospect Administration as reimbursement for legal, tax and portfolio level accounting services provided directly to APRC (no direct income was recognized by Prospect, but Prospect was given credit for these payments as a reduction of the administrative services costs payable by Prospect to Prospect Administration):

Three Months Ended December 31, 2014	$—
Three Months Ended December 31, 2015	61
Six Months Ended December 31, 2014	106
Six Months Ended December 31, 2015	222
The following amounts were due from APRC to Prospect for reimbursement of expenses paid by Prospect on behalf of APRC and were included by Prospect within other receivables:

June 30, 2015	$124
December 31, 2015	117
Arctic Energy Services, LLC
Prospect owns 100% of the equity of Arctic Oilfield Equipment USA, Inc. (“Arctic Equipment”), a Consolidated Holding Company. Arctic Equipment owns 70% of the equity of Arctic Energy Services, LLC (“Arctic Energy”), with Ailport Holdings, LLC (“Ailport”) (100% owned and controlled by Arctic Energy management) owning the remaining 30% of the equity of Arctic Energy. Arctic Energy provides oilfield service personnel, well testing flowback equipment, frac support systems and other services to exploration and development companies in the Rocky Mountains.
On May 5, 2014, Prospect initially purchased 100% of the common shares of Arctic Equipment for $9,006. Proceeds were utilized by Arctic Equipment to purchase 70% of Arctic Energy as described in the following paragraph.

F-84

On May 5, 2014, Prospect made an additional $51,870 investment (including in exchange for 1,102,313 common shares of Prospect at fair value of $11,916) in Arctic Energy in exchange for a $31,640 senior secured loan and a $20,230 subordinated loan. Total proceeds received by Arctic Energy of $60,876 were used to purchase 70% of the equity interests in Arctic Energy from Ailport for $47,516, pay $875 of third-party expenses, $1,713 of structuring fees to Prospect (which was recognized as structuring fee income), $445 of legal services provided by attorneys at Prospect Administration and $10,327 was retained as working capital.
On July 1, 2014, Prospect began consolidating Arctic Equipment. As a result, any transactions between Arctic Equipment and Prospect are eliminated in consolidation and as such, transactions after July 1, 2014 are not presented below.
On September 30, 2015, we restructured our investment in Arctic Energy. Concurrent with the restructuring, we exchanged our $31,640 senior secured loan and $20,230 subordinated loan for Class D and Class E equity in Arctic Energy.
The following interest payments were accrued and paid from Arctic Energy to Prospect and recognized by Prospect as interest income:

Three Months Ended December 31, 2014	$1,694
Three Months Ended December 31, 2015	—
Six Months Ended December 31, 2014	3,388
Six Months Ended December 31, 2015	1,123
The following interest income recognized had not yet been paid by Arctic Energy to Prospect and was included by Prospect within interest receivable:

June 30, 2015	$18
December 31, 2015	—
The following managerial assistance payments were paid from Arctic Energy to Prospect and subsequently remitted to Prospect Administration (no income was recognized by Prospect):

Three Months Ended December 31, 2014	$25
Three Months Ended December 31, 2015	50
Six Months Ended December 31, 2014	50
Six Months Ended December 31, 2015	50
The following managerial assistance payments received by Prospect had not yet been remitted to Prospect Administration and were included by Prospect within due to Prospect Administration:

June 30, 2015	$25
December 31, 2015	50
The following amounts were due from Arctic Energy to Prospect for reimbursement of expenses paid by Prospect on behalf of Arctic Energy and were included by Prospect within other receivables:

June 30, 2015	$—
December 31, 2015	1
The following amounts were due to Arctic Energy from Prospect for reimbursement of expenses paid by Arctic Energy on behalf of Prospect and were included by Prospect within other liabilities:

June 30, 2015	$1
December 31, 2015	—

F-85

Borga, Inc.
As of June 30, 2014, Prospect owned 100% of the equity of STI Holding, Inc. (“STI”), a Consolidated Holding Company. STI owned 100% of the equity of Borga, Inc. (“Borga”). Borga manufactures pre-engineered metal buildings and components for the agricultural and light industrial markets.
On May 6, 2005, Patriot Capital Funding, Inc. (“Patriot”) (previously acquired by Prospect) provided $14,000 in senior secured debt to Borga. The debt was comprised of $1,000 Senior Secured Revolver, $3,500 Senior Secured Term Loan A, $2,500 Senior Secured Term Loan B and $7,000 Senior Secured Term Loan C. On March 31, 2009, Borga made its final amortization payment on the Senior Secured Term Loan A. The other loans remained outstanding. Prospect owned warrants to purchase 33,750 shares of common stock in Metal Buildings Holding Corporation (“Metal Buildings”), the former holding company of Borga. Metal Buildings owned 100% of Borga.
On March 8, 2010, Prospect acquired the remaining common stock of Borga.
On January 24, 2014, Prospect contributed its holdings in Borga to STI. STI also held $3,371 of proceeds from the sale of a minority equity interest in Smart Tuition Holdings, LLC (“SMART”). Prospect initially acquired membership interests in SMART indirectly as part of the Patriot acquisition on December 2, 2009 recording a zero cost basis for the equity investment. The $3,371 was distributed to Prospect on May 29, 2014, of which $3,246 was paid from earnings and profits of STI and was recognized as dividend income by Prospect. The remaining $125 was recognized as return of capital by Prospect.
On July 1, 2014, Prospect began consolidating STI. As a result, any transactions between STI and Prospect are eliminated in consolidation and as such, transactions after July 1, 2014 are not presented below.
On August 20, 2014, Prospect sold the assets of Borga, a wholly-owned subsidiary of STI, for net proceeds of $382 and realized a loss of $2,589 on the sale. On December 29, 2014, Borga was dissolved.
BXC Company, Inc.
As of June 30, 2014, Prospect owned 86.7% of Series A Preferred Stock, 96.8% of Series B Preferred Stock, and 83.1% of fully diluted common stock of BXC Company, Inc. (f/k/a BXC Holding Company) (“BXC”). BXC owned 100% of the common stock of Boxercraft Incorporated (“Boxercraft”).
As of July 1, 2012, the cost basis of Prospect’s total debt and equity investment in Boxercraft was $15,123, including capitalized payment-in-kind interest of $1,466. On December 31, 2013, Boxercraft repaid $100 of the senior secured term loan. On April 18, 2014, Prospect made a new $300 senior secured term loan to Boxercraft. During the period from July 1, 2012 through June 30, 2014, Prospect capitalized a total of $804 of paid-in-kind interest and accreted a total of $1,321 of the original purchase discount, increasing the total debt investment to $17,448 as of June 30, 2014.
Effective March 28, 2014, Prospect acquired voting control of BXC pursuant to a voting agreement and irrevocable proxy. Effective May 8, 2014, Prospect acquired control of BXC by transferring shares held by the other equity holders of BXC to Prospect pursuant to an assignment agreement entered into with such other equity holders.
On July 2, 2014, Prospect made a new $250 senior secured term loan to provide liquidity to Boxercraft.
On July 17, 2014, Prospect restructured the investments in BXC and Boxercraft. The existing Senior Secured Term Loan A and a portion of the existing Senior Secured Term Loan B were replaced with a new Senior Secured Term Loan A to Boxercraft. The remainder of the existing Senior Secured Term Loan B and the existing Senior Secured Term Loan C, Senior Secured Term Loan D, and Senior Secured Term Loan E were replaced with a new Senior Secured Term Loan B to Boxercraft. The existing Senior Secured Term Loan to Boxercraft was converted into Series D Preferred Stock in BXC.
During the year ended June 30, 2015, Prospect accrued $5 of administrative agent fees from Boxercraft (which were recognized by Prospect as other income). On August 25, 2014, Prospect sold Boxercraft, a wholly-owned subsidiary of BXC, for net proceeds of $750 and realized a net loss of $16,949 on the sale.

F-86

CCPI Inc.
Prospect owns 100% of the equity of CCPI Holdings Inc. (“CCPI Holdings”), a Consolidated Holding Company. CCPI Holdings owns 94.95% of the equity of CCPI Inc. (“CCPI”), with CCPI management owning the remaining 5.05% of the equity. CCPI owns 100% of each of CCPI Europe Ltd. and MEFEC B.V., and 45% of Gulf Temperature Sensors W.L.L.
On December 13, 2012, Prospect initially made a $15,921 investment (including 467,928 common shares of Prospect at fair value of $5,021) in CCPI Holdings, $7,500 senior secured note and $8,443 equity interest. The proceeds received by CCPI Holdings were partially utilized to purchase 95.13% of CCPI common stock for $14,878. The remaining proceeds were used to pay $395 of structuring fees from CCPI Holdings to Prospect (which were recognized by Prospect as structuring fee income), $215 for legal services provided by attorneys at Prospect Administration, $137 for third party expenses and $318 was retained by CCPI Holdings for working capital.
On December 13, 2012, Prospect made an additional investment of $18,000 in CCPI senior secured debt. The proceeds of the Prospect loan along with $14,878 of equity financing from CCPI Holdings (mentioned above) were used to purchase 95.13% of CCPI equity from the sellers for $31,829, provide $120 of debt financing to CCPI management (to partially fund a purchase by management of CCPI stock), fund $180 of structuring fees from CCPI to Prospect (which were recognized by Prospect as structuring fee income), pay $548 of third-party expenses, reimburse $12 for reimbursement of expenses paid by Prospect on behalf of CCPI (no income was recognized by Prospect) and $189 was retained by CCPI as working capital.
During the year ended June 30, 2014, certain members of CCPI management exercised options to purchase common stock, decreasing our ownership to 94.77%. On June 13, 2014, Prospect made a new $8,218 senior secured note to CCPI. CCPI then distributed this amount to CCPI Holdings as a return of capital which was used to pay down the $8,216 senior secured note from CCPI Holdings to Prospect. The remaining $2 was distributed to Prospect as a return of capital of Prospect’s equity investment in CCPI Holdings.
On July 1, 2014, Prospect began consolidating CCPI Holdings. As a result, any transactions between CCPI Holdings and Prospect are eliminated in consolidation and as such, transactions after July 1, 2014 are not presented below.
During the year ended June 30, 2015, CCPI repurchased 30 shares of its common stock from a former CCPI executive, decreasing the number of shares outstanding and increasing Prospect’s ownership to 94.95%.
In June 2015, CCPI engaged Prospect to provide certain investment banking and financial advisory services in connection with a possible transaction. As compensation for the services provided, Prospect received $525 of advisory fees from CCPI which was recognized as other income during the year ended June 30, 2015.
During the three months ended September 30, 2015, CCPI repurchased 86 shares of its common stock from former CCPI executives. Additionally, certain CCPI executives exercised their option rights, purchasing 246 shares of CCPI common stock. These transactions increased the number of common shares outstanding by 160 shares and thus decreased Prospect’s ownership to 93.99%.

In addition to the repayments noted above, the following amounts were paid from CCPI to Prospect and recorded by Prospect as repayment of loan receivable:

Three Months Ended December 31, 2014	$113
Three Months Ended December 31, 2015	113
Six Months Ended December 31, 2014	226
Six Months Ended December 31, 2015	4,225
The following cash distributions were declared and paid from CCPI to CCPI Holdings and recognized as a return of capital by CCPI Holdings:

Three Months Ended December 31, 2014	$—
Three Months Ended December 31, 2015	—
Six Months Ended December 31, 2014	—
Six Months Ended December 31, 2015	1,918

F-87

The following dividends were declared and paid from CCPI to CCPI Holdings and recognized as dividend income by CCPI Holdings:

Three Months Ended December 31, 2014	$—
Three Months Ended December 31, 2015	413
Six Months Ended December 31, 2014	—
Six Months Ended December 31, 2015	3,195
All dividends were paid from earnings and profits of CCPI.
The following interest payments were accrued and paid from CCPI to Prospect and recognized by Prospect as interest income:

Three Months Ended December 31, 2014	$830
Three Months Ended December 31, 2015	743
Six Months Ended December 31, 2014	1,654
Six Months Ended December 31, 2015	1,619
Included above, the following payment-in-kind interest from CCPI was capitalized and recognized by Prospect as interest income:

Three Months Ended December 31, 2014	$149
Three Months Ended December 31, 2015	158
Six Months Ended December 31, 2014	295
Six Months Ended December 31, 2015	314
The following interest income recognized had not yet been paid by CCPI to Prospect and was included by Prospect within interest receivable:

June 30, 2015	$—
December 31, 2015	—
The following managerial assistance payments were paid from CCPI to Prospect and subsequently remitted to Prospect Administration (no income was recognized by Prospect):

Three Months Ended December 31, 2014	$60
Three Months Ended December 31, 2015	60
Six Months Ended December 31, 2014	120
Six Months Ended December 31, 2015	120
The following managerial assistance payments received by Prospect had not yet been remitted to Prospect Administration and were included by Prospect within due to Prospect Administration:

June 30, 2015	$60
December 31, 2015	60
The following payments were paid from CCPI to Prospect Administration as reimbursement for legal, tax and portfolio level accounting services provided directly to CCPI (no direct income was recognized by Prospect, but Prospect was given credit for these payments as a reduction of the administrative services costs payable by Prospect to Prospect Administration):

Three Months Ended December 31, 2014	$—
Three Months Ended December 31, 2015	—
Six Months Ended December 31, 2014	—
Six Months Ended December 31, 2015	96

F-88

The following amounts were due from CCPI to Prospect for reimbursement of expenses paid by Prospect on behalf of CCPI and were included by Prospect within other receivables:

June 30, 2015	$—
December 31, 2015	5
CP Energy Services Inc.
Prospect owns 100% of the equity of CP Holdings of Delaware LLC (“CP Holdings”), a Consolidated Holding Company. CP Holdings owns 82.3% of the equity of CP Energy Services Inc. (“CP Energy”), and the remaining 17.7% of the equity is owned by CP Energy management. As of June 30, 2014, CP Energy owned directly or indirectly 100% of each of CP Well Testing Services, LLC (f/k/a CP Well Testing Holding Company LLC) (“CP Well Testing”); CP Well Testing, LLC (“CP Well”); Fluid Management Services, Inc. (f/k/a Fluid Management Holdings, Inc.) (“Fluid Management”); Fluid Management Services LLC (f/k/a Fluid Management Holdings LLC); Wright Transport, Inc. (f/k/a Wright Holdings, Inc.); Wright Foster Disposals, LLC; Foster Testing Co., Inc.; ProHaul Transports, LLC; Artexoma Logistics, LLC; and Wright Trucking, Inc. Effective December 31, 2014, CP Energy underwent a corporate reorganization in order to consolidate certain of its wholly-owned subsidiaries. As of June 30, 2015, CP Energy owned directly or indirectly 100% of each of CP Well; Wright Foster Disposals, LLC; Foster Testing Co., Inc.; ProHaul Transports, LLC; and Wright Trucking, Inc. CP Energy provides oilfield flowback services and fluid hauling and disposal services through its subsidiaries.
On October 3, 2012, Prospect initially made a $21,500 senior secured debt investment in CP Well. As part of the transaction, Prospect received $430 of structuring fees from CP Well (which was recognized by Prospect as structuring fee income) and $7 was paid by CP Well to Prospect Administration for legal services provided by attorneys at Prospect Administration.
On August 2, 2013, Prospect invested $94,014 (including 1,918,342 unregistered shares of Prospect common stock at a fair value of $21,006) to support the recapitalization of CP Energy where Prospect acquired a controlling interest in CP Energy.
On August 2, 2013, Prospect invested $12,741 into CP Holdings to purchase 100% of the common stock in CP Holdings. The proceeds were used by CP Holdings to purchase 82.9% of the common stock in CP Energy for $12,135 and pay $606 of legal services provided by attorneys at Prospect Administration.
On August 2, 2013, Prospect made a senior secured debt investment of $58,773 in CP Energy. CP Energy also received $2,505 management co-investment in exchange for 17.1% of CP Energy common stock. Total proceeds received by CP Energy of $73,413 (including the $12,135 of equity financing from CP Holdings mentioned above) were used to purchase 100% of the equity interests in CP Well Testing and Fluid Management for $33,600 and $34,576, respectively. The remaining proceeds were used by CP Energy to pay $1,414 of structuring fees to Prospect (which was recognized by Prospect as structuring fee income) and pay $823 of third-party expenses, with $3,000 retained by CP Energy for working capital.
On August 2, 2013, Prospect made an additional senior secured debt investment of $22,500 in CP Well Testing. Total proceeds received by CP Well Testing of $56,100 (including the $33,600 of equity financing from CP Energy mentioned above) were used to purchase 100% of the equity interests in CP Well for $55,650 and pay $450 of structuring fees to Prospect (which was recognized by Prospect as structuring fee income). After the financing, Prospect received repayment of the $18,991 loan previously outstanding from CP Well.
On October 11, 2013, Prospect made a $746 follow-on investment in CP Holdings to fund equity into CP Energy and made an additional senior secured loan to CP Energy of $5,100. Management invested an additional $154 of equity in CP Energy, and the percentage ownership of CP Energy did not change. Total proceeds of $6,000 were used to purchase flowback equipment and expand the CP Well operations in West Texas.
On December 26, 2013, Prospect made an additional $1,741 follow-on investment in CP Holdings to fund equity into CP Energy and made an additional senior secured loan to CP Energy of $11,900. Management invested an additional $359 of equity in CP Energy, and the percentage ownership of CP Energy did not change. Total proceeds of $14,000 were used to purchase additional equipment.
On April 1, 2014, Prospect made new loans to CP Well (with Foster Testing Co., Inc.; ProHaul Transports, LLC; and Wright Trucking, Inc. as co-borrowers), two first lien loans in the amount of $11,035 and $72,238, and a second lien loan in the amount of $15,000. The proceeds of these loans were used to repay CP Energy’s senior secured term loan and CP Well Testing’s senior secured term loan previously outstanding from Prospect.

F-89

On July 1, 2014, Prospect began consolidating CP Holdings. As a result, any transactions between CP Holdings and Prospect are eliminated in consolidation and as such, transactions after July 1, 2014 are not presented below.
During the year ended June 30, 2015, certain members of CP Energy management exercised options to purchase common stock, decreasing our ownership to 82.3%.
On October 30, 2015, we restructured our investment in CP Energy. Concurrent with the restructuring, we exchanged our $86,965 senior secured loan and $15,924 subordinated loan for Series B Redeemable Preferred Stock in CP Energy.

The following interest payments were accrued and paid from CP Well to Prospect and recognized by Prospect as interest income:

Three Months Ended December 31, 2014	$4,118
Three Months Ended December 31, 2015	—
Six Months Ended December 31, 2014	8,236
Six Months Ended December 31, 2015	(390)
Included above, the following payment-in-kind interest from CP Well was capitalized and recognized by Prospect as interest income:

Three Months Ended December 31, 2014	$—
Three Months Ended December 31, 2015	—
Six Months Ended December 31, 2014	—
Six Months Ended December 31, 2015	(2,819)
The following interest income recognized had not yet been paid by CP Well to Prospect and was included by Prospect within interest receivable:

June 30, 2015	$46
December 31, 2015	—
The following managerial assistance payments were paid from CP Energy to Prospect and subsequently remitted to Prospect Administration (no income was recognized by Prospect):

Three Months Ended December 31, 2014	$75
Three Months Ended December 31, 2015	75
Six Months Ended December 31, 2014	150
Six Months Ended December 31, 2015	150
The following managerial assistance payments received by Prospect had not yet been remitted to Prospect Administration and were included by Prospect within due to Prospect Administration:

June 30, 2015	$75
December 31, 2015	75
The following amounts were due from CP Energy to Prospect for reimbursement of expenses paid by Prospect on behalf of CP Energy and were included by Prospect within other receivables:

June 30, 2015	$1
December 31, 2015	9

F-90

Credit Central Loan Company, LLC
Prospect owns 100% of the equity of Credit Central Holdings of Delaware, LLC (“Credit Central Delaware”), a Consolidated Holding Company. Credit Central Delaware owns 74.93% of the equity of Credit Central Loan Company, LLC (f/k/a Credit Central Holdings, LLC) (“Credit Central”), with entities owned by Credit Central management owning the remaining 25.07% of the equity. Credit Central owns 100% of each of Credit Central, LLC; Credit Central South, LLC; Credit Central of Texas, LLC; and Credit Central of Tennessee, LLC. Credit Central is a branch-based provider of installment loans.
On December 28, 2012, Prospect initially made a $47,663 investment (including the fair value of 897,906 common shares of Prospect for $9,581 on that date, which were included in the purchase cost paid to acquire Credit Central) in Credit Central Delaware, of which $38,082 was a Senior Secured Revolving Credit Facility and $9,581 to purchase the membership interests of Credit Central Delaware. The proceeds were partially utilized to purchase 74.75% of Credit Central’s membership interests for $43,293. The remaining proceeds were used to pay $1,440 of structuring fees from Credit Central Delaware to Prospect (which was recognized by Prospect as structuring fee income), $638 for third party expenses, $292 for legal services provided by attorneys at Prospect Administration and $2,000 was retained by Credit Central Delaware for working capital. On March 28, 2014, Prospect funded an additional $2,500 ($2,125 to the Senior Secured Revolving Credit Facility and $375 to purchase additional membership interests of Credit Central Delaware) which was utilized by Credit Central Delaware to pay a $2,000 dividend to Prospect and $500 was retained by Credit Central Delaware for working capital.
On June 26, 2014, Prospect made a new $36,333 second lien term loan to Credit Central. Credit Central then distributed this amount to Credit Central Delaware as a return of capital which was used to pay down the Senior Secured Revolving Credit Facility from Credit Central Delaware by the same amount. The remaining amount of the Senior Secured Revolving Credit Facility, $3,874, was then converted to additional membership interests in Credit Central Delaware.
On July 1, 2014, Prospect began consolidating Credit Central Delaware. As a result, any transactions between Credit Central Delaware and Prospect are eliminated in consolidation and as such, transactions after July 1, 2014 are not presented below.
During the year ended June 30, 2015, Credit Central redeemed 24,629 shares of its membership interest from former Credit Central employees, decreasing the number of shares outstanding and increasing Prospect’s ownership to 74.93%.
The following interest payments were accrued and paid from Credit Central to Prospect and recognized by Prospect as interest income:

Three Months Ended December 31, 2014	$1,857
Three Months Ended December 31, 2015	1,857
Six Months Ended December 31, 2014	3,714
Six Months Ended December 31, 2015	3,714
The following interest income recognized had not yet been paid by Credit Central to Prospect and was included by Prospect within interest receivable:

June 30, 2015	$20
December 31, 2015	20
The following net revenue interest payments were paid from Credit Central to Prospect and recognized by Prospect as other income:

Three Months Ended December 31, 2014	$—
Three Months Ended December 31, 2015	619
Six Months Ended December 31, 2014	—
Six Months Ended December 31, 2015	1,238

F-91

The following managerial assistance payments were paid from Credit Central to Prospect and subsequently remitted to Prospect Administration (no income was recognized by Prospect):

Three Months Ended December 31, 2014	$175
Three Months Ended December 31, 2015	175
Six Months Ended December 31, 2014	350
Six Months Ended December 31, 2015	350
The following managerial assistance payments received by Prospect had not yet been remitted to Prospect Administration and were included by Prospect within due to Prospect Administration:

June 30, 2015	$175
December 31, 2015	175
The following amounts were due to Credit Central from Prospect for reimbursement of expenses paid by Credit Central on behalf of Prospect and were included by Prospect within other liabilities:

June 30, 2015	$27
December 31, 2015	26
Echelon Aviation LLC
Prospect owns 99.02% of the membership interests of Echelon Aviation LLC (“Echelon”). Echelon owns 60.7% of the equity of AerLift Leasing Limited (“AerLift”).
On March 31, 2014, Prospect initially made a $92,628 investment in Echelon, of which $78,521 was a Senior Secured Revolving Credit Facility and $14,107 to purchase 100% of the membership interests of Echelon. The proceeds were partially utilized to purchase 60.7% of AerLift’s membership interests for $83,657. The remaining proceeds were used to pay $2,771 of structuring fees from Echelon to Prospect (which was recognized by Prospect as structuring fee income), $540 for third party expenses, $664 for legal and tax services provided by Prospect Administration and $4,996 was retained by Echelon for working capital.
During the year ended June 30, 2014, Echelon issued 57,779.44 Class B shares to the company’s President, decreasing Prospect’s ownership to 99.49%.
On July 1, 2014, Prospect sold a $400 participation in the Senior Secured Revolving Credit Facility, equal to 0.51% of the outstanding principal amount on that date.
On September 15, 2014, Echelon made an optional partial prepayment of $37,313 of the Senior Secured Revolving Credit Facility outstanding.
On September 30, 2014, Prospect made an additional $5,800 investment in the membership interests of Echelon.
During the year ended June 30, 2015, Echelon issued 54,482.06 Class B shares to the company’s President, decreasing Prospect’s ownership to 99.02%.
The following interest payments were accrued and paid from Echelon to Prospect and recognized by Prospect as interest income:

Three Months Ended December 31, 2014	$1,460
Three Months Ended December 31, 2015	1,460
Six Months Ended December 31, 2014	4,023
Six Months Ended December 31, 2015	2,920
The following interest income recognized had not yet been paid by Echelon to Prospect and was included by Prospect within interest receivable:

June 30, 2015	$2,412
December 31, 2015	2,444

F-92

The following managerial assistance payments were paid from Echelon to Prospect and subsequently remitted to Prospect Administration (no income was recognized by Prospect):

Three Months Ended December 31, 2014	$—
Three Months Ended December 31, 2015	63
Six Months Ended December 31, 2014	125
Six Months Ended December 31, 2015	125
The following managerial assistance payments received by Prospect had not yet been remitted to Prospect Administration and were included by Prospect within due to Prospect Administration:

June 30, 2015	$63
December 31, 2015	63
The following payments were paid from Echelon to Prospect Administration as reimbursement for legal, tax and portfolio level accounting services provided directly to Echelon (no direct income was recognized by Prospect, but Prospect was given credit for these payments as a reduction of the administrative services costs payable by Prospect to Prospect Administration):

Three Months Ended December 31, 2014	$—
Three Months Ended December 31, 2015	—
Six Months Ended December 31, 2014	5
Six Months Ended December 31, 2015	120
The following amounts were due from Echelon to Prospect for reimbursement of expenses paid by Prospect on behalf of Echelon and were included by Prospect within other receivables:

June 30, 2015	$30
December 31, 2015	3
Edmentum Ultimate Holdings, LLC
Prospect owns 37.1% of the equity of Edmentum Ultimate Holdings, LLC (“Edmentum Holdings”). Edmentum Holdings owns 100% of the equity of Edmentum, Inc. (“Edmentum”). Edmentum is the largest all subscription based, software as a service provider of online curriculum and assessments to the U.S. education market. Edmentum provides high-value, comprehensive online solutions that support educators to successfully transition learners from one stage to the next.
On May 17, 2012, Prospect initially made a $50,000 second lien term loan to Edmentum.
On June 9, 2015, Prospect provided additional debt and equity financing to support the recapitalization of Edmentum. As part of the recapitalization, Prospect exchanged 100% of the $50,000 second lien term loan previously outstanding for $26,365 of junior PIK notes and 370,964.14 Class A common units representing 37.1% equity ownership in Edmentum Holdings. In addition, Prospect invested $5,875 in senior PIK notes and committed $7,834 as part of a second lien revolving credit facility, of which $4,896 was funded at closing. On June 9, 2015, we determined that the impairment of Edmentum was impaired and recorded a realized loss of $22,116 for the amount that the amortized cost exceeded the fair value, reducing the amortized cost to $37,216.
The following amounts were paid from Edmentum to Prospect and recorded by Prospect as repayment of loan receivable:

Three Months Ended December 31, 2014	$—
Three Months Ended December 31, 2015	—
Six Months Ended December 31, 2014	—
Six Months Ended December 31, 2015	4,896

F-93

The following interest payments were accrued and paid from Edmentum to Prospect and recognized by Prospect as interest income:

Three Months Ended December 31, 2014	$—
Three Months Ended December 31, 2015	834
Six Months Ended December 31, 2014	—
Six Months Ended December 31, 2015	1,886
Included above, the following payment-in-kind interest from Edmentum was capitalized and recognized by Prospect as interest income:

Three Months Ended December 31, 2014	$—
Three Months Ended December 31, 2015	813
Six Months Ended December 31, 2014	—
Six Months Ended December 31, 2015	1,266
The following interest income recognized had not yet been paid by Edmentum to Prospect and was included by Prospect within interest receivable:

June 30, 2015	$—
December 31, 2015	568
Energy Solutions Holdings Inc.
Prospect owns 100% of the equity of Energy Solutions Holdings Inc. (f/k/a Gas Solutions Holdings Inc.) (“Energy Solutions”), a Consolidated Holding Company. Energy Solutions owns 100% of each of Change Clean Energy Company, LLC (f/k/a Change Clean Energy Holdings, LLC) (“Change Clean”); Freedom Marine Solutions, LLC (f/k/a Freedom Marine Services Holdings, LLC) (“Freedom Marine”); and Yatesville Coal Company, LLC (f/k/a Yatesville Coal Holdings, LLC) (“Yatesville”). Change Clean owns 100% of each of Change Clean Energy, LLC and Down East Power Company, LLC, and 50.1% of BioChips LLC. Freedom Marine owns 100% of each of Vessel Company, LLC (f/k/a Vessel Holdings, LLC) (“Vessel”); Vessel Company II, LLC (f/k/a Vessel Holdings II, LLC) (“Vessel II”); and Vessel Company III, LLC (f/k/a Vessel Holdings III, LLC) (“Vessel III”). Yatesville owns 100% of North Fork Collieries, LLC.
Energy Solutions owns interests in companies operating in the energy sector. These include companies operating offshore supply vessels, ownership of a non-operating biomass electrical generation plant and several coal mines. Energy Solutions subsidiaries formerly owned interests in gathering and processing business in east Texas. As of July 1, 2011, the cost basis of Prospect’s investment in Energy Solutions, including debt and equity, was $42,003.
In December 2011, Prospect completed a reorganization of Gas Solutions Holdings Inc. renaming the company Energy Solutions and transferring ownership of other operating companies owned by Prospect and operating within the energy industry. As part of the reorganization, Prospect transferred its debt and equity interests with cost basis of $2,540 in Change Clean Energy Holdings, Inc. and Change Clean Energy, Inc. to Change Clean; $12,504 in Freedom Marine Holdings, Inc. to Freedom Marine; and $1,449 of Yatesville Coal Holdings, Inc. to Yatesville. Each of these entities is wholly owned (directly or indirectly) by Energy Solutions. On December 28, 2011, Prospect made a follow-on $1,250 equity investment in Energy Solutions and a $3,500 debt investment in Vessel.
On January 4, 2012, Energy Solutions sold its gas gathering and processing assets held in Gas Solutions II Ltd. (“Gas Solutions”) for a potential sale price of $199,805, adjusted for the final working capital settlement, including a potential earn-out of $28,000 that may be paid based on the future performance of Gas Solutions. After expenses, including structuring fees of $9,966 paid to Prospect, and $3,152 of third-party expenses, Gas Solutions LP LLC and Gas Solutions GP LLC, subsidiaries of Gas Solutions, received $157,100 and $1,587 in cash, respectively, and subsequently distributed these amounts, $158,687 in total, to Energy Solutions. The sale of Gas Solutions by Energy Solutions resulted in significant earnings and profits, as defined by the Code, at Energy Solutions for calendar year 2012. In accordance with ASC 946, the distributions Prospect received from Energy Solutions during calendar year 2012 were required to be recognized as dividend income, as there were current year earnings and profits sufficient to support such recognition. As a result, we recognized dividends of $53,820 from Energy Solutions during the year ended June 30, 2013. No such dividends were received from Energy Solutions during the year ended June 30, 2014.

F-94

During the year ended June 30, 2013, Energy Solutions repaid $28,500 of senior and subordinated secured debt due to Prospect. In addition to the repayment of principal, Prospect received $19,543 of make-whole fees for early repayment of the outstanding loan receivables, which was recorded as additional interest income during the year ended June 30, 2013.
On November 25, 2013, Prospect restructured its investment in Freedom Marine. The $12,504 subordinated secured loan to Jettco Marine Services, LLC, a subsidiary of Freedom Marine, was replaced with a senior secured note to Vessel II. On December 3, 2013, Prospect made a $16,000 senior secured investment in Vessel III. Overall, the restructuring of Prospect’s investment in Freedom Marine provided approximately $16,000 net new senior secured debt financing to support the acquisition of two new vessels. Prospect received $2,480 of structuring fees from Energy Solutions related to the Freedom Marine restructuring which was recognized as other income.
During the year ended June 30, 2014, Energy Solutions repaid the remaining $8,500 of the subordinated secured debt due to Prospect. In addition to the repayment of principal, Prospect received $4,812 of make-whole fees for early repayment of the outstanding loan receivables, which was recorded as additional interest income during the year ended June 30, 2014.
On November 28, 2012 and January 1, 2014, Prospect received $475 and $25 of litigation settlement proceeds related to Change Clean and recorded a reduction in its equity investment cost basis for Energy Solutions, respectively.
On June 4, 2014, Gas Solutions GP LLC and Gas Solutions LP LLC merged with and into Freedom Marine, with Freedom Marine as the surviving entity.
On July 1, 2014, Prospect began consolidating Energy Solutions. As a result, any transactions between Energy Solutions and Prospect are eliminated in consolidation and as such, transactions after July 1, 2014 are not presented below. Transactions between Prospect and Freedom Marine are separately discussed below under “Freedom Marine Solutions, LLC.”
During the three months ended December 31, 2014, Prospect determined that the impairments of Change Clean and Yatesville were impaired and recorded a realized loss of $1,449, reducing the amortized cost to zero.
During the six months ended December 31, 2015, Prospect dissolved the following entities: Change Clean Energy Company, LLC, Change Clean Energy, LLC, Down East Power Company, LLC and BioChips LLC.
The following payments were paid from Energy Solutions to Prospect Administration as reimbursement for legal, tax and portfolio level accounting services provided directly to Energy Solutions (no direct income was recognized by Prospect, but Prospect was given credit for these payments as a reduction of the administrative services costs payable by Prospect to Prospect Administration):

Three Months Ended December 31, 2014	$—
Three Months Ended December 31, 2015	—
Six Months Ended December 31, 2014	—
Six Months Ended December 31, 2015	65
First Tower Finance Company LLC
Prospect owns 100% of the equity of First Tower Holdings of Delaware LLC (“First Tower Delaware”), a Consolidated Holding Company. First Tower Delaware owns 80.1% of First Tower Finance Company LLC (f/k/a First Tower Holdings LLC) (“First Tower Finance”). First Tower Finance owns 100% of First Tower, LLC (“First Tower”), a multiline specialty finance company.
On June 15, 2012, Prospect made a $287,953 investment (including 14,518,207 common shares of Prospect at a fair value of $160,571) in First Tower Delaware, of which $244,760 was a Senior Secured Revolving Credit Facility and $43,193 of membership interest in First Tower Delaware. The proceeds were utilized by First Tower Delaware to purchase 80.1% of the membership interests in First Tower Finance for $282,968. The remaining proceeds at First Tower Delaware were used to pay $4,038 of structuring fees from First Tower Delaware to Prospect (which was recognized by Prospect as structuring fee income), $940 of legal services provided by attorneys at Prospect Administration, and $7 of third party expenses. Prospect received an additional $4,038 of structuring fees from First Tower (which was recognized by Prospect as structuring fee income). Management purchased the additional 19.9% of First Tower Finance common stock for $70,300. The combined proceeds received by First Tower Finance of $353,268 ($282,968 equity financing from First Tower Delaware mentioned above and $70,300 equity financing from management) were used to purchase 100% of the common stock of First Tower for $338,042, pay $11,188 of third-party expenses and $4,038 of structuring fees from First Tower mentioned above (which was recognized by Prospect as structuring fee income).

F-95

On October 18, 2012, Prospect made an additional $20,000 investment through the Senior Secured Revolving Credit Facility, $12,008 of which was invested by First Tower Delaware in First Tower Finance as equity and $7,992 of which was retained by First Tower Delaware as working capital. On December 30, 2013, Prospect funded an additional $10,000 into First Tower Delaware, $8,500 through the Senior Secured Revolving Credit Facility and $1,500 through the purchase of additional membership interests in First Tower Delaware. $8,000 of the proceeds were utilized by First Tower Delaware to pay structuring fees to Prospect for the renegotiation and expansion of First Tower’s third-party revolver, and $2,000 of the proceeds were retained by First Tower Delaware for working capital.
On June 24, 2014, Prospect made a new $251,246 second lien term loan to First Tower. First Tower distributed this amount to First Tower Finance, which distributed this amount to First Tower Delaware as a return of capital. First Tower Delaware used the distribution to partially pay down the Senior Secured Revolving Credit Facility. The remaining $23,712 of the Senior Secured Revolving Credit Facility was then converted to additional membership interests held by Prospect in First Tower Delaware.
On July 1, 2014, Prospect began consolidating First Tower Delaware. As a result, any transactions between First Tower Delaware and Prospect are eliminated in consolidation and as such, transactions after July 1, 2014 are not presented below.
During the quarter ended December 31, 2015, Prospect made an additional $8,005 investment split evenly between equity and the second lien term loan to First Tower.
The following dividends were declared and paid from First Tower to First Tower Delaware and recognized as dividend income by First Tower Delaware:

Three Months Ended December 31, 2014	$1,929
Three Months Ended December 31, 2015	—
Six Months Ended December 31, 2014	1,929
Six Months Ended December 31, 2015	—
All dividends were paid from earnings and profits of First Tower.
The following amounts were paid from First Tower to Prospect and recorded by Prospect as repayment of loan receivable:

Three Months Ended December 31, 2014	$—
Three Months Ended December 31, 2015	—
Six Months Ended December 31, 2014	—
Six Months Ended December 31, 2015	678
The following interest payments were accrued and paid from First Tower to Prospect and recognized by Prospect as interest income:

Three Months Ended December 31, 2014	$13,671
Three Months Ended December 31, 2015	14,167
Six Months Ended December 31, 2014	24,587
Six Months Ended December 31, 2015	28,304
Included above, the following payment-in-kind interest from First Tower was capitalized and recognized by Prospect as interest income:

Three Months Ended December 31, 2014	$—
Three Months Ended December 31, 2015	—
Six Months Ended December 31, 2014	—
Six Months Ended December 31, 2015	347

F-96

The following interest income recognized had not yet been paid by First Tower to Prospect and was included by Prospect within interest receivable:

June 30, 2015	$4,612
December 31, 2015	156
During the three months ended December 31, 2015, the managerial assistance agreement between First Tower Delaware and Prospect Administration was amended and $1,200 of managerial assistance expense was reversed at First Tower Delaware. First Tower replaced First Tower Delaware in the managerial assistance agreement with Prospect Administration as of December 14, 2015.

The following managerial assistance payments were accrued and paid from First Tower Delaware to Prospect Administration and recognized by Prospect as an expense:

Three Months Ended December 31, 2014	$600
Three Months Ended December 31, 2015	(1,200)
Six Months Ended December 31, 2014	1,200
Six Months Ended December 31, 2015	(1,200)
The following managerial assistance recognized has not yet been paid by First Tower Delaware to Prospect Administration and was included by Prospect within due to Prospect Administration.

June 30, 2015	$600
December 31, 2015	—
The following managerial assistance recognized had not yet been paid by First Tower to Prospect and was included by Prospect within other receivables and due to Prospect Administration:

June 30, 2015	$—
December 31, 2015	1,800
The following amounts were due from First Tower to Prospect for reimbursement of expenses paid by Prospect on behalf of First Tower and were included by Prospect within other receivables:

June 30, 2015	$20
December 31, 2015	21
Freedom Marine Solutions, LLC
As discussed above, Prospect owns 100% of the equity of Energy Solutions, a Consolidated Holding Company. Energy Solutions owns 100% of Freedom Marine. Freedom Marine owns 100% of each of Vessel, Vessel II, and Vessel III.
As of July 1, 2014, the cost basis of Prospect’s total debt and equity investment in Freedom Marine was $39,811, which consisted of the following: $3,500 senior secured note to Vessel; $12,504 senior secured note to Vessel II; $16,000 senior secured note to Vessel III; and $7,807 of equity.
On December 29, 2014, Freedom Marine reached a settlement for and received $5,174, net of third party obligations, related to the contingent earn-out from the sale of Gas Solutions in January 2012 which was retained by Freedom Marine. This is a final settlement and no further payments are expected from the sale. (See “Energy Solutions Holdings Inc.” above for more information related to the sale of Gas Solutions.)
On October 30, 2015, we restructured our investment in Freedom Marine Solutions, LLC (“Freedom Marine”). Concurrent with the restructuring, we exchanged our $32,500 senior secured loans for additional membership interest in Freedom Marine.

F-97

The following interest payments were accrued and paid from Vessel to Prospect and recognized by Prospect as interest income:

Three Months Ended December 31, 2014	$161
Three Months Ended December 31, 2015	—
Six Months Ended December 31, 2014	322
Six Months Ended December 31, 2015	159
The following interest income recognized had not yet been paid by Vessel to Prospect and was included by Prospect within interest receivable:

June 30, 2015	$2
December 31, 2015	—
The following interest payments were accrued and paid from Vessel II to Prospect and recognized by Prospect as interest income:

Three Months Ended December 31, 2014	$432
Three Months Ended December 31, 2015	—
Six Months Ended December 31, 2014	864
Six Months Ended December 31, 2015	427
The following interest income recognized had not yet been paid by Vessel II to Prospect and was included by Prospect within interest receivable:

June 30, 2015	$5
December 31, 2015	—
The following interest payments were accrued and paid from Vessel III to Prospect and recognized by Prospect as interest income:

Three Months Ended December 31, 2014	$532
Three Months Ended December 31, 2015	—
Six Months Ended December 31, 2014	1,063
Six Months Ended December 31, 2015	526
The following interest income recognized had not yet been paid by Vessel III to Prospect and was included by Prospect within interest receivable:

June 30, 2015	$6
December 31, 2015	—

The following managerial assistance recognized had not yet been paid by Freedom Marine to Prospect and was included by Prospect within other receivables and due to Prospect Administration:

June 30, 2015	$—
December 31, 2015	75
The following amounts were due from Freedom Marine to Prospect for reimbursement of expenses paid by Prospect on behalf of Freedom Marine and were included by Prospect within other receivables:

June 30, 2015	$3
December 31, 2015	2

F-98

Gulf Coast Machine & Supply Company
Prospect owns 100% of the preferred equity of Gulf Coast Machine & Supply Company (“Gulf Coast”). Gulf Coast is a provider of value-added forging solutions to energy and industrial end markets.
On October 12, 2012, Prospect initially made a $42,000 first lien term loan to Gulf Coast, of which $840 was used to pay structuring fees from Gulf Coast to Prospect (which was recognized by Prospect as structuring fee income). During the year ended June 30, 2013, Gulf Coast repaid $787 of the first lien term loan.
Between July 1, 2013 and November 8, 2013, Gulf Coast repaid $263 of the first lien term loan, leaving a balance of $40,950. On November 8, 2013, Gulf Coast issued $25,950 of convertible preferred stock to Prospect (representing 99.9% of the voting securities of Gulf Coast) in exchange for crediting the same amount to the first lien term loan previously outstanding, leaving a first lien loan balance of $15,000. Prior to this conversion, Prospect was just a lender to Gulf Coast and the investment was not a controlled investment. On November 29, 2013 and December 16, 2013, Prospect provided an additional $1,000 and $1,500, respectively, to fund working capital needs, increasing the first lien loan balance to $17,500.
During the year ended June 30, 2015, Prospect made an additional $8,500 investment in the first lien term loan to Gulf Coast to fund capital improvements to key forging equipment and other liquidity needs.
During the six months ended December 31, 2015, Prospect made an additional $6,000 investment in the first lien term loan to Gulf Coast to fund capital improvements to key forging equipment and other liquidity needs.
The following amounts were paid from Gulf Coast to Prospect and recorded by Prospect as repayment of loan receivable:

Three Months Ended December 31, 2014	$—
Three Months Ended December 31, 2015	—
Six Months Ended December 31, 2014	—
Six Months Ended December 31, 2015	75

The following interest payments were accrued and paid from Gulf Coast to Prospect and recognized by Prospect as interest income:

Three Months Ended December 31, 2014	$523
Three Months Ended December 31, 2015	—
Six Months Ended December 31, 2014	1,046
Six Months Ended December 31, 2015	—
The following amounts were due from Gulf Coast to Prospect for reimbursement of expenses paid by Prospect on behalf of Gulf Coast and were included by Prospect within other receivables:

June 30, 2015	$1
December 31, 2015	—
The following amounts were due to Gulf Coast from Prospect for reimbursement of expenses paid by Gulf Coast on behalf of Prospect and were included by Prospect within other liabilities:

June 30, 2015	$—
December 31, 2015	1
Harbortouch Payments, LLC
Prospect owns 100% of the equity of Harbortouch Holdings of Delaware Inc. (“Harbortouch Delaware”), a Consolidated Holding Company. Harbortouch Delaware owns 100% of the Class C voting units of Harbortouch Payments, LLC (“Harbortouch”), which provide for a 53.5% residual profits allocation. Harbortouch management owns 100% of the Class B and D voting units of Harbortouch, which provide for a 46.5% residual profits allocation. Harbortouch owns 100% of Credit Card Processing USA, LLC. Harbortouch is a provider of transaction processing services and point-of sale equipment used by merchants across the United States.

F-99

On March 31, 2014, Prospect made a $147,898 investment (including 2,306,294 common shares of Prospect at a fair value of $24,908) in Harbortouch Delaware. Of this amount, $123,000 was loaned in exchanged for a subordinated note and $24,898 was an equity contribution. Harbortouch Delaware utilized $137,972 to purchase 100% of the Harbortouch Class A voting preferred units which provided an 11% preferred return and a 53.5% interest in the residual profits. Harbortouch Delaware used the remaining proceeds to pay $4,920 of structuring fees to Prospect (which was recognized by Prospect as structuring fee income), $1,761 for legal services provided by attorneys at Prospect Administration and $3,245 was retained by Harbortouch Delaware for working capital. Additionally, on March 31, 2014, Prospect provided Harbortouch a senior secured loan of $130,796. Prospect received a structuring fee of $2,616 from Harbortouch (which was recognized by Prospect as structuring fee income).
On April 1, 2014, Prospect made a new $137,226 senior secured term loan to Harbortouch. Harbortouch then distributed this amount to Harbortouch Delaware as a return of capital which was used to pay down the $123,000 senior secured note from Harbortouch Delaware to Prospect. The remaining $14,226 was distributed to Prospect as a return of capital of Prospect’s equity investment in Harbortouch Delaware.
On July 1, 2014, Prospect began consolidating Harbortouch Delaware. As a result, any transactions between Harbortouch Delaware and Prospect are eliminated in consolidation and as such, transactions after July 1, 2014 are not presented below.
On September 30, 2014, Prospect made a new $26,431 senior secured term loan to Harbortouch to support an acquisition. As part of the transaction, Prospect received $529 of structuring fees (which was recognized by Prospect as structuring fee income) and $50 of amendment fees (which was recognized by Prospect as amendment fee income).
On December 19, 2014, Prospect made an additional $1,291 equity investment in Harbortouch Class C voting units. This amount was deferred consideration stipulated in the original agreement.
In addition to the repayments noted above, the following amounts were paid from Harbortouch to Prospect and recorded by Prospect as repayment of loan receivable:

Three Months Ended December 31, 2014	$1,432
Three Months Ended December 31, 2015	1,307
Six Months Ended December 31, 2014	1,639
Six Months Ended December 31, 2015	2,581
The following dividends were declared and paid from Harbortouch to Harbortouch Holdings and recognized as dividends income by Harbortouch Holdings:

Three Months Ended December 31, 2014	$13
Three Months Ended December 31, 2015	—
Six Months Ended December 31, 2014	27
Six Months Ended December 31, 2015	—
All dividends were paid from earnings and profits of Harbortouch.

The following cash distributions were declared and paid from Harbortouch to Harbortouch Holdings and recognized as a return of capital by Harbortouch Holdings:

Three Months Ended December 31, 2014	$—
Three Months Ended December 31, 2015	9
Six Months Ended December 31, 2014	—
Six Months Ended December 31, 2015	23

F-100

The following interest payments were accrued and paid from Harbortouch to Prospect and recognized by Prospect as interest income:

Three Months Ended December 31, 2014	$7,717
Three Months Ended December 31, 2015	7,738
Six Months Ended December 31, 2014	14,590
Six Months Ended December 31, 2015	15,516
The following interest income recognized had not yet been paid by Harbortouch to Prospect and was included by Prospect within interest receivable:

June 30, 2015	$2,077
December 31, 2015	6,149
The following managerial assistance payments were paid from Harbortouch to Prospect and subsequently remitted to Prospect Administration (no income was recognized by Prospect):

Three Months Ended December 31, 2014	$125
Three Months Ended December 31, 2015	125
Six Months Ended December 31, 2014	250
Six Months Ended December 31, 2015	250
The following managerial assistance payments received by Prospect had not yet been remitted to Prospect Administration and were included by Prospect within due to Prospect Administration:

June 30, 2015	$125
December 31, 2015	125
The following payments were paid from Harbortouch to Prospect Administration as reimbursement for legal, tax and portfolio level accounting services provided directly to Harbortouch (no direct income was recognized by Prospect, but Prospect was given credit for these payments as a reduction of the administrative services costs payable by Prospect to Prospect Administration):

Three Months Ended December 31, 2014	$—
Three Months Ended December 31, 2015	—
Six Months Ended December 31, 2014	46
Six Months Ended December 31, 2015	—
The following amounts were due from Harbortouch to Prospect for reimbursement of expenses paid by Prospect on behalf of Harbortouch and were included within other receivables:

June 30, 2015	$—
December 31, 2015	59
Manx Energy, Inc.
As of June 30, 2014, Prospect owned 41% of the equity of Manx Energy, Inc. (“Manx”). Manx was formed on January 19, 2010 for the purpose of rolling up the assets of existing Prospect portfolio companies, Coalbed, LLC (“Coalbed”), Appalachian Energy LLC (f/k/a Appalachian Energy Holdings, LLC) (“AEH”) and Kinley Exploration LLC. The three companies were combined under new common management.
On January 19, 2010, Prospect made a $2,800 investment at closing to Manx to provide for working capital. On the same date, Prospect exchanged $2,100 and $4,500 of the loans to AEH and Coalbed, respectively, for Manx preferred equity, and Prospect’s AEH equity interest was converted into Manx common stock. There was no change to fair value at the time of restructuring, and Prospect continued to fully reserve any income accrued for Manx. On October 15, 2010 and May 26, 2011, Prospect increased its loan to Manx in the amount of $500 and $250, respectively, to provide additional working capital. As of June 30, 2011, the cost basis of Prospect’s investment in Manx, including debt and equity, was $19,019.

F-101

On June 30, 2012, AEH and Coalbed loans held by Manx with a cost basis of $7,991 were removed from Manx and contributed by Prospect to Wolf Energy Holdings Inc., a separate holding company wholly owned by Prospect. During the three months ended June 30, 2013, Prospect determined that the impairment of Manx was impaired and recorded a realized loss of $9,397 for the amount that the amortized cost exceeded the fair value, reducing the amortized cost to $500. During the year ended June 30, 2014, Manx repaid $450 of the senior secured note. During the three months ended December 31, 2014, Manx was dissolved and Prospect recorded a realized loss of $50, reducing the amortized cost to zero.
MITY, Inc.
Prospect owns 100% of the equity of MITY Holdings of Delaware Inc. (“MITY Delaware”), a Consolidated Holding Company. MITY Delaware holds 94.99% of the equity of MITY, Inc. (f/k/a MITY Enterprises, Inc.) (“MITY”), with management of MITY owning the remaining 5.01% of the equity of MITY. MITY owns 100% of each of MITY-Lite, Inc. (“MITY-Lite”); Broda USA, Inc. (f/k/a Broda Enterprises USA, Inc.) (“Broda USA”); and Broda Enterprises ULC (“Broda Canada”). MITY is a designer, manufacturer and seller of multipurpose room furniture and specialty healthcare seating products.
On September 19, 2013, Prospect made a $29,735 investment in MITY Delaware, of which $22,792 was a senior secured debt to MITY Delaware and $6,943 was a capital contribution to the equity of MITY Delaware. The proceeds were partially utilized to purchase 97.7% of MITY common stock for $21,027. The remaining proceeds were used to issue a $7,200 note from Broda Canada to MITY Delaware, pay $684 of structuring fees from MITY Delaware to Prospect (which was recognized by Prospect as structuring fee income), $311 for legal services provided by attorneys employed by Prospect Administration and $513 was retained by MITY Delaware for working capital.
On September 19, 2013, Prospect made an additional $18,250 senior secured debt investment in MITY. The proceeds were used to repay existing third-party indebtedness, pay $365 of structuring fees from MITY to Prospect (which was recognized by Prospect as structuring fee income), pay $1,143 of third party expenses and $2,580 was retained by MITY for working capital. Members of management of MITY purchased additional shares of common stock of MITY, reducing MITY Delaware’s ownership to 94.99%. MITY, MITY-Lite and Broda USA are joint borrowers on the senior secured debt of MITY.
On June 23, 2014, Prospect made a new $15,769 debt investment in MITY and MITY distributed proceeds to MITY Delaware as a return of capital. MITY Delaware used this distribution to pay down the senior secured debt of MITY Delaware to Prospect by the same amount. The remaining amount of the senior secured debt due from MITY Delaware to Prospect, $7,200, was then contributed to the capital of MITY Delaware. On June 23, 2014, Prospect also extended a new $7,500 senior secured revolving facility to MITY, which was unfunded at closing.
On July 1, 2014, Prospect began consolidating MITY Delaware. As a result, any transactions between MITY Delaware and Prospect are eliminated in consolidation and as such, transactions after July 1, 2014 are not presented below.
During the year ended June 30, 2015, Prospect funded $2,500 of MITY’s senior secured revolving facility, which MITY fully repaid during that time.
The following dividends were declared and paid from MITY to MITY Delaware and recognized as dividend income by MITY Delaware:

Three Months Ended December 31, 2014	$—
Three Months Ended December 31, 2015	710
Six Months Ended December 31, 2014	—
Six Months Ended December 31, 2015	710
All dividends were paid from earnings and profits of MITY.
The following interest payments were accrued and paid from MITY to Prospect and recognized by Prospect as interest income:

Three Months Ended December 31, 2014	$1,323
Three Months Ended December 31, 2015	1,307
Six Months Ended December 31, 2014	2,615
Six Months Ended December 31, 2015	2,612

F-102

Included above, the following payment-in-kind interest from MITY was capitalized and recognized by Prospect as interest income:

Three Months Ended December 31, 2014	$—
Three Months Ended December 31, 2015	—
Six Months Ended December 31, 2014	—
Six Months Ended December 31, 2015	140
The following interest income recognized had not yet been paid by MITY to Prospect and was included by Prospect within interest receivable:

June 30, 2015	$14
December 31, 2015	14
The following interest payments were accrued and paid from Broda Canada to MITY Delaware and recognized by Prospect as interest income:

Three Months Ended December 31, 2014	$166
Three Months Ended December 31, 2015	141
Six Months Ended December 31, 2014	337
Six Months Ended December 31, 2015	285
During the six months ended December 31, 2015, there was a favorable fluctuation in the foreign currency exchange rate and MITY Delaware recognized $0.4 of realized gain related to its investment in Broda Canada.
The following managerial assistance payments were paid from MITY to Prospect and subsequently remitted to Prospect Administration (no income was recognized by Prospect):

Three Months Ended December 31, 2014	$75
Three Months Ended December 31, 2015	75
Six Months Ended December 31, 2014	160
Six Months Ended December 31, 2015	150
The following managerial assistance payments received by Prospect had not yet been remitted to Prospect Administration and were included by Prospect within due to Prospect Administration:

June 30, 2015	$75
December 31, 2015	75
The following payments were paid from MITY to Prospect Administration as reimbursement for legal, tax and portfolio level accounting services provided directly to MITY (no direct income was recognized by Prospect, but Prospect was given credit for these payments as a reduction of the administrative services costs payable by Prospect to Prospect Administration):

Three Months Ended December 31, 2014	$—
Three Months Ended December 31, 2015	—
Six Months Ended December 31, 2014	—
Six Months Ended December 31, 2015	59
The following amounts were due from MITY to Prospect for reimbursement of expenses paid by Prospect on behalf of MITY and were included within other receivables:

June 30, 2015	$—
December 31, 2015	5
The following amounts were due to MITY from Prospect for reimbursement of expenses paid by MITY on behalf of Prospect and were included within other liabilities:

F-103

June 30, 2015	$1
December 31, 2015	—
National Property REIT Corp.
Prospect owns 100% of the equity of NPH Property Holdings, LLC (“NPH”), a Consolidated Holding Company. NPH owns 100% of the common equity of National Property REIT Corp. (f/k/a National Property Holdings Corp.) (“NPRC”). NPRC is a Maryland corporation and a qualified REIT for federal income tax purposes. In order to qualify as a REIT, NPRC issued 125 shares of Series A Cumulative Non-Voting Preferred Stock to 125 accredited investors. The preferred stockholders are entitled to receive cumulative dividends semi-annually at an annual rate of 12.5% and do not have the ability to participate in the management or operation of NPRC.
NPRC was formed to hold for investment, operate, finance, lease, manage, and sell a portfolio of real estate assets and engage in any and all other activities as may be necessary, incidental or convenient to carry out the foregoing. NPRC acquires real estate assets, including, but not limited to, industrial, commercial, and multi-family properties. NPRC may acquire real estate assets directly or through joint ventures by making a majority equity investment in a property-owning entity (the “JV”). Additionally, through its wholly-owned subsidiaries, NPRC invests in online consumer loans.
On December 31, 2013, APRC distributed its majority interests in five JVs holding real estate assets to APH. APH then distributed these JV interests to Prospect in a transaction characterized as a return of capital. Prospect, on the same day, contributed certain of these JV interests to NPH and the remainder to UPH (each wholly-owned subsidiaries of Prospect). Each of NPH and UPH immediately thereafter contributed these JV interests to NPRC and UPRC, respectively. The total investments in the JVs transferred to NPH and from NPH to NPRC consisted of $79,309 and $16,315 of debt and equity financing, respectively. There was no material gain or loss realized on these transactions.
On December 31, 2013, Prospect made a $10,620 investment in NPH, of which $8,800 was a Senior Term Loan and $1,820 was used to purchase additional membership interests of NPH. The proceeds were utilized by NPH to purchase additional NPRC common equity for $10,620. The proceeds were utilized by NPRC to purchase a 93.0% ownership interest in APH Carroll Bartram Park, LLC for $10,288 and to pay $113 of structuring fees to Prospect (which was recognized by Prospect as structuring fee income), with $219 retained by NPRC for working capital. The JV was purchased for $38,000 which included debt financing and minority interest of $28,500 and $774, respectively. The remaining proceeds were used to pay $206 of structuring fees to Prospect (which was recognized by Prospect as structuring fee income), $1,038 of third party expenses, $5 of legal services provided by attorneys at Prospect Administration, and $304 of prepaid assets, with $9 retained by the JV for working capital.
Between January 7, 2014 and March 13, 2014, Prospect made a $14,000 investment in NPH, of which $11,900 was a Senior Term Loan and $2,100 was used to purchase additional membership interests of NPH. The proceeds were utilized by certain of NPRC’s wholly-owned subsidiaries to purchase online consumer loans from a third party.
On January 31, 2014, Prospect made a $4,805 investment in NPH, of which $4,000 was a Senior Term Loan and $805 used to purchase additional membership interests of NPH. The proceeds were utilized by NPH to purchase additional NPRC common equity for $4,805. The proceeds were utilized by NPRC to purchase a 93.0% ownership interest in APH Carroll Atlantic Beach, LLC for $4,603 and to pay $52 of structuring fees to Prospect (which was recognized by Prospect as structuring fee income), with $150 retained by NPRC for working capital. The JV was purchased for $13,025 which included debt financing and minority interest of $9,118 and $346, respectively. The remaining proceeds were used to pay $92 of structuring fees to Prospect (which was recognized by Prospect as structuring fee income), $681 of third party expenses, $7 of legal services provided by attorneys at Prospect Administration, and $182 of prepaid assets, with $80 retained by the JV for working capital.
Effective April 1, 2014, Prospect made a new $104,460 senior term loan to NPRC. NPRC then distributed this amount to NPH as a return of capital which was used to pay down the Senior Term Loan from NPH by the same amount.
Between April 3, 2014 and May 21, 2014, Prospect made an $11,000 investment in NPH and NPRC, of which $9,350 was a Senior Term Loan to NPRC and $1,650 was used to purchase additional membership interests of NPH. The proceeds were utilized by NPH to purchase additional NPRC common equity for $1,650. The proceeds were utilized by certain of NPRC’s wholly-owned subsidiaries to purchase online consumer loans from a third party.
On July 1, 2014, Prospect began consolidating NPH. As a result, any transactions between NPH and Prospect are eliminated in consolidation and as such, transactions after July 1, 2014 are not presented below.

F-104

On October 23, 2014, UPRC transferred its investment in Michigan Storage, LLC to NPRC. As a result, Prospect’s investments in UPRC related to these properties also transferred to NPRC. The investments transferred consisted of $1,281 of equity and $9,444 of debt. There was no gain or loss realized on the transaction.
On November 26, 2014, APRC transferred its investment in APH Carroll Resort, LLC to NPRC and the investment was renamed NPRC Carroll Resort, LLC. As a result, Prospect’s investments in APRC related to this property also transferred to NPRC. The investments transferred consisted of $10,237 of equity and $65,586 of debt. There was no gain or loss realized on the transaction.
On January 16, 2015, Prospect made a $13,871 investment in NPRC, of which $11,810 was a Senior Term Loan directly to NPRC and $2,061 was used to purchase additional common equity of NPRC through NPH. The proceeds were utilized by NPRC to purchase additional ownership interest in Michigan Storage, LLC (which was originally purchased by UPRC and transferred to NPRC, as discussed below) for $13,854, with $17 retained by NPRC for working capital. The minority interest holder also invested an additional $2,445 in the JV. With additional debt financing of $12,602, the total proceeds were used by the JV to purchase five additional properties for $26,405. The remaining proceeds were used to pay $276 of structuring fees to Prospect (which was recognized by Prospect as structuring fee income), $1,762 of third party expenses, $65 in pre-funded capital expenditures, and $393 of prepaid assets.
On March 17, 2015, Prospect entered into a new credit agreement with ACL Loan Holdings, Inc. (“ACLLH”), a wholly-owned subsidiary of NPRC, to form two new tranches of senior secured term loans, Term Loan A and Term Loan B, with the same terms as the existing NPRC Term Loan A and Term Loan B due to Prospect. The agreement was effective as of June 30, 2014. On June 30, 2014, ACLLH made a non-cash return of capital distribution of $22,390 to NPRC and NPRC transferred and assigned to ACLLH a senior secured Term Loan A due to Prospect.
On May 1, 2015, APRC transferred its investment in 5100 Live Oaks Blvd, LLC to NPRC. As a result, Prospect’s investments in APRC related to this property also transferred to NPRC. The investments transferred consisted of $2,748 of equity and $29,990 of debt. There was no gain or loss realized on the transaction.
On May 6, 2015, Prospect made a $252 investment in NPRC, of which $236 was a Senior Term Loan and $16 was used to purchase additional common equity of NPRC through NPH. The proceeds were utilized by NPRC to purchase additional ownership interest in 5100 Live Oaks Blvd, LLC for $252. The minority interest holder also invested an additional $6 in the JV. The proceeds were used by the JV to fund $258 of capital expenditures.
On June 2, 2015, Prospect amended the credit agreement with NPRC to form two new tranches of senior secured term loans, Term Loan C and Term Loan D, with the same terms as the existing ACLLH Term Loan A and Term Loan B due to Prospect. The amendment was effective as of April 1, 2015.
During the year ended June 30, 2015, Prospect made thirty-six follow-on investments in NPRC totaling $224,200 to support the online consumer lending initiative. Prospect invested $52,350 of equity through NPH and $171,850 of debt directly to NPRC and its wholly-owned subsidiaries. In addition, during the year ended June 30, 2015, Prospect received partial repayments of $32,883 of the loans previously outstanding and $5,577 as a return of capital on the equity investment in NPRC.
On September 9, 2015, Prospect made a $159 investment in NPRC used to purchase additional common equity of NPRC through NPH. The proceeds were utilized by NPRC to purchase additional ownership interest in its multi-family property for $159. The minority interest holder also invested an additional $4 in the JVs. The proceeds were used by the JVs to fund $163 of capital expenditures.
On November 5, 2015 Prospect made a $9,017 investment in NPRC used to purchase additional common equity in NPRC through NPH. The proceeds were utilized by NPRC to purchase an 80.0% ownership interest in SSIL I, LLC for $9,017. The JV was purchased for $34,500 which included debt financing and minority interest of $26,450 and $2,254, respectively. The remaining proceeds were used to pay $180 of structuring fees to Prospect (which was recognized by Prospect as structuring fee income), $1,243 of escrows and reserves, $1,243 of third party expenses, $42 of legal services provided by attorneys at Prospect Administration, and $513 of capital expenditures.
On November 12, 2015, NPRC used supplemental debt proceeds obtained by its’ JVs to make a partial repayment on the Senior Term Loan of 22,098.
On November 19, 2015, Prospect made a $695 investment in NPRC used to purchase additional common equity of NPRC through NPH. The proceeds were utilized by NPRC to purchase additional ownership interest in its multi-family properties for $690 and pay $5 of legal services provided by attorneys at Prospect Administration. The minority interest holder also invested an additional $76 in the JVs. The proceeds were used by the JVs to fund $766 of capital expenditures.

F-105

On November 25, 2015, Prospect made a $323 investment in NPRC used to purchase additional common equity of NPRC through NPH. The proceeds were utilized by NPRC to purchase additional ownership interest in its multi-family properties for $321 and pay $2 of legal services provided by attorneys at Prospect Administration. The minority interest holder also invested an additional $19 in the JVs. The proceeds were used by the JVs to fund $340 of capital expenditures.
On December 23, 2015, Prospect made a $499 investment in NPRC used to purchase additional common equity of NPRC through NPH. The proceeds were utilized by NPRC to purchase additional ownership interest in its multi-family property for $499. The minority interest holder also invested an additional $12 in the JVs. The proceeds were used by the JVs to fund $511 of capital expenditures.
On December 30, 2015, NPRC used supplemental debt proceeds obtained by its’ JVs to make a partial repayment on the Senior Term Loan of 9,821.
During the six months ended December 31, 2015, we provided $147,364 and $31,394 of debt and equity financing, respectively, to NPRC to enable certain of its wholly-owned subsidiaries to invest in online consumer loans. In addition, during the six months ended December 31, 2015, we received partial repayments of $40,460 of our loans previously outstanding and $7,140 as a return of capital on our equity investment in NPRC.

The following interest payments were accrued and paid by NPRC to Prospect and recognized by Prospect as interest income:

Three Months Ended December 31, 2014	$6,634
Three Months Ended December 31, 2015	7,453
Six Months Ended December 31, 2014	9,943
Six Months Ended December 31, 2015	13,408
Included above, the following payment-in-kind interest from NPRC was capitalized and recognized by Prospect as interest income:

Three Months Ended December 31, 2014	$135
Three Months Ended December 31, 2015	—
Six Months Ended December 31, 2014	1,318
Six Months Ended December 31, 2015	703
The following interest income recognized had not yet been paid by NPRC to Prospect and was included by Prospect within interest receivable:

June 30, 2015	$116
December 31, 2015	97
The following interest payments were accrued and paid by ACLLH to Prospect and recognized by Prospect as interest income:

Three Months Ended December 31, 2014	$—
Three Months Ended December 31, 2015	8,298
Six Months Ended December 31, 2014	—
Six Months Ended December 31, 2015	16,454
The following interest income recognized had not yet been paid by ACLLH to Prospect and was included by Prospect within interest receivable:

June 30, 2015	$23
December 31, 2015	78

F-106

The following net revenue interest payments were paid from NPRC to Prospect and recognized by Prospect as other income:

Three Months Ended December 31, 2014	$352
Three Months Ended December 31, 2015	663
Six Months Ended December 31, 2014	644
Six Months Ended December 31, 2015	1,430
The following structuring fees were paid from ACLLH to Prospect and recognized by Prospect as other income:

Three Months Ended December 31, 2014	$—
Three Months Ended December 31, 2015	1,188
Six Months Ended December 31, 2014	—
Six Months Ended December 31, 2015	1,605
The following managerial assistance payments were paid from NPRC to Prospect and subsequently remitted to Prospect Administration (no income was recognized by Prospect):

Three Months Ended December 31, 2014	$127
Three Months Ended December 31, 2015	128
Six Months Ended December 31, 2014	255
Six Months Ended December 31, 2015	255
The following managerial assistance payments received by Prospect had not yet been remitted to Prospect Administration and were included by Prospect within due to Prospect Administration:

June 30, 2015	$128
December 31, 2015	128
The following payments were paid from NPRC to Prospect Administration as reimbursement for legal, tax and portfolio level accounting services provided directly to NPRC (no direct income was recognized by Prospect, but Prospect was given credit for these payments as a reduction of the administrative services costs payable by Prospect to Prospect Administration):

Three Months Ended December 31, 2014	$—
Three Months Ended December 31, 2015	595
Six Months Ended December 31, 2014	60
Six Months Ended December 31, 2015	1,029
The following amounts were due from NPRC to Prospect for reimbursement of expenses paid by Prospect on behalf of NPRC and included by Prospect within other receivables:

June 30, 2015	$108
December 31, 2015	4
The following amounts were due to ACLLH from Prospect for reimbursement of expenses paid by ACLLH on behalf of Prospect and included by Prospect within other liabilities:

June 30, 2015	$—
December 31, 2015	9

F-107

Nationwide Acceptance LLC
Prospect owns 100% of the membership interests of Nationwide Acceptance Holdings LLC (“Nationwide Holdings”), a Consolidated Holding Company. Nationwide Holdings owns 93.79% of the equity of Nationwide Loan Company LLC (f/k/a Nationwide Acceptance LLC) (“Nationwide”), with members of Nationwide management owning the remaining 6.21% of the equity.
On January 31, 2013, Prospect initially made a $25,151 investment in Nationwide Holdings, of which $21,308 was a Senior Secured Revolving Credit Facility and $3,843 was in the form of membership interests in Nationwide Holdings. $21,885 of the proceeds were utilized to purchase 93.79% of the membership interests in Nationwide. Proceeds were also used to pay $753 of structuring fees from Nationwide Holdings to Prospect (which was recognized by Prospect as structuring fee income), $350 of third party expenses and $163 of legal services provided by attorneys at Prospect Administration. The remaining $2,000 was retained by Nationwide Holdings as working capital.
In December 2013, Prospect received $1,500 of structuring fees from Nationwide Holdings related to the amendment of the loan agreement. On March 28, 2014, Prospect funded an additional $4,000 to Nationwide Holdings ($3,400 through the Senior Secured Revolving Credit Facility and $600 to purchase additional membership interests in Nationwide Holdings). The additional funding along with cash on hand was utilized by Nationwide Holdings to fund a $5,000 dividend to Prospect.
On June 18, 2014, Prospect made a new $14,820 second lien term loan to Nationwide. Nationwide distributed this amount to Nationwide Holdings as a return of capital. Nationwide Holdings used the distribution to pay down the Senior Secured Revolving Credit Facility. The remaining $9,888 of the Senior Secured Revolving Credit Facility was then converted to additional membership interests in Nationwide Holdings.
On July 1, 2014, Prospect began consolidating Nationwide Holdings. As a result, any transactions between Nationwide Holdings and Prospect are eliminated in consolidation and as such, transactions after July 1, 2014 are not presented below.
On June 1, 2015, Nationwide completed a corporate reorganization. As part of the reorganization, Nationwide Acceptance LLC was renamed Nationwide Loan Company LLC (continues as “Nationwide”) and formed two new wholly-owned subsidiaries: Pelican Loan Company LLC (“Pelican”) and Nationwide Consumer Loans LLC. Nationwide assigned 100% of the equity interests in its other subsidiaries to Pelican which, in turn, assigned these interests to Nationwide Acceptance LLC (“New Nationwide”), the new operating company wholly-owned by Pelican. New Nationwide also assumed the existing senior subordinated term loan due to Prospect.
During the year ended June 30, 2015, Prospect made additional equity investments totaling $2,814 in Nationwide. Nationwide management invested an additional $186 of equity in Nationwide, and Prospect’s ownership in Nationwide did not change.
During the quarter ended December 31, 2015, Prospect made additional investments totaling $1,876 in the senior subordinated term loan to Nationwide.
The following dividends were declared and paid from Nationwide to Nationwide Holdings and recognized as dividend income by Nationwide Holdings:

Three Months Ended December 31, 2014	$634
Three Months Ended December 31, 2015	1,331
Six Months Ended December 31, 2014	1,305
Six Months Ended December 31, 2015	1,688
All dividends were paid from earnings and profits of Nationwide.
The following interest payments were accrued and paid from Nationwide to Prospect and recognized by Prospect as interest income:

Three Months Ended December 31, 2014	$757
Three Months Ended December 31, 2015	758
Six Months Ended December 31, 2014	1,515
Six Months Ended December 31, 2015	1,516

F-108

The following interest income recognized had not yet been paid by Nationwide to Prospect and was included by Prospect within interest receivable:

June 30, 2015	$8
December 31, 2015	9
The following managerial assistance payments were paid from Nationwide to Prospect and subsequently remitted to Prospect Administration (no income was recognized by Prospect):

Three Months Ended December 31, 2014	$100
Three Months Ended December 31, 2015	100
Six Months Ended December 31, 2014	200
Six Months Ended December 31, 2015	200
The following managerial assistance payments received by Prospect had not yet been remitted to Prospect Administration and were included by Prospect within due to Prospect Administration:

June 30, 2015	$100
December 31, 2015	100
The following payments were paid from Nationwide to Prospect Administration as reimbursement for legal, tax and portfolio level accounting services provided directly to Nationwide (no direct income was recognized by Prospect, but Prospect was given credit for these payments as a reduction of the administrative service costs payable by Prospect to Prospect Administration):

Three Months Ended December 31, 2014	$4
Three Months Ended December 31, 2015	—
Six Months Ended December 31, 2014	4
Six Months Ended December 31, 2015	—
The following amounts were due to Nationwide from Prospect for reimbursement of expenses paid by Nationwide on behalf of Prospect and were included by Prospect within other liabilities:

June 30, 2015	$12
December 31, 2015	8
NMMB, Inc.
Prospect owns 100% of the equity of NMMB Holdings, Inc. (“NMMB Holdings”), a Consolidated Holding Company. NMMB Holdings owns 96.33% of the fully-diluted equity of NMMB, Inc. (f/k/a NMMB Acquisition, Inc.) (“NMMB”), with NMMB management owning the remaining 3.67% of the equity. NMMB owns 100% of Refuel Agency, Inc. (“Refuel Agency”). Refuel Agency owns 100% of Armed Forces Communications, Inc. (“Armed Forces”). NMMB is an advertising media buying business.
On May 6, 2011, Prospect initially made a $34,450 investment (of which $31,750 was funded at closing) in NMMB Holdings and NMMB, of which $24,250 was a senior secured term loan to NMMB, $3,000 was a senior secured revolver to NMMB (of which $300 was funded at closing), $2,800 was a senior subordinated term loan to NMMB Holdings and $4,400 to purchase 100% of the Series A Preferred Stock of NMMB Holdings. The proceeds received by NMMB were used to purchase 100% of the equity of Refuel Agency and assets related to the business for $30,069, pay $1,035 of structuring fees to Prospect (which was recognized by Prospect as structuring fee income), pay $396 for third party expenses and $250 was retained by NMMB for working capital. On May 31, 2011, NMMB repaid the $300 senior secured revolver.
During the year ended June 30, 2012, NMMB repaid $2,550 of the senior secured term loan. During the year ended June 30, 2013, NMMB repaid $5,700 of the senior secured term loan due.
On December 13, 2013, Prospect invested $8,086 for preferred equity to recapitalize NMMB Holdings. The proceeds were used by NMMB Holdings to repay in full the $2,800 outstanding under the subordinated term loan and the remaining $5,286 of proceeds from Prospect were used by NMMB Holdings to purchase preferred equity in NMMB. NMMB used the proceeds from the preferred equity issuance to pay down the senior term loan.

F-109

On June 12, 2014, Prospect made a new $7,000 senior secured term loan to Armed Forces. Armed Forces distributed this amount to Refuel Agency as a return of capital. Refuel Agency distributed this amount to NMMB as a return of capital, which was used to pay down $7,000 of NMMB’s $10,714 senior secured term loan to Prospect.
On July 1, 2014, Prospect began consolidating NMMB Holdings. As a result, any transactions between NMMB Holdings and Prospect are eliminated in consolidation and as such, transactions after July 1, 2014 are not presented below.
On October 1, 2014, Prospect made an additional $383 equity investment in NMMB Series B Preferred Stock, increasing Prospect’s ownership to 93.13%. During the year ended June 30, 2015, NMMB repurchased 460 shares of its common stock from a former NMMB executive, decreasing the number of shares outstanding and increasing Prospect’s ownership to 96.33%.
The following interest payments were accrued and paid from NMMB to Prospect and recognized by Prospect as interest income:

Three Months Ended December 31, 2014	$110
Three Months Ended December 31, 2015	133
Six Months Ended December 31, 2014	263
Six Months Ended December 31, 2015	266

The following interest income recognized had not yet been paid by NMMB to Prospect and was included by Prospect within interest receivable:

June 30, 2015	$133
December 31, 2015	1
The following interest payments were accrued and paid from Armed Forces to Prospect and recognized by Prospect as interest income:

Three Months Ended December 31, 2014	$250
Three Months Ended December 31, 2015	250
Six Months Ended December 31, 2014	504
Six Months Ended December 31, 2015	501
The following interest income recognized had not yet been paid by Armed Forces to Prospect and was included by Prospect within interest receivable:

June 30, 2015	$250
December 31, 2015	3
The following managerial assistance recognized had not yet been paid by NMMB to Prospect and was included by Prospect within other receivables and due to Prospect Administration:

June 30, 2015	$700
December 31, 2015	900
The following amounts were due from NMMB to Prospect for reimbursement of expenses paid by Prospect on behalf of NMMB and were included by Prospect within other receivables:

June 30, 2015	$2
December 31, 2015	1
R-V Industries, Inc.
As of July 1, 2011 and continuing through December 31, 2015, Prospect owns 88.27% of the fully-diluted equity of R-V Industries, Inc. (“R-V”), with R-V management owning the remaining 11.73% of the equity. As of June 30, 2011, Prospect’s equity investment cost basis was $1,682 and $5,087 for warrants and common stock, respectively.

F-110

On November 30, 2012, Prospect made a $9,500 second lien term loan to R-V and R-V received an additional $4,000 of senior secured financing from a third-party lender. The combined $13,500 of proceeds was partially utilized by R-V to pay a dividend to its common stockholders in an aggregate amount equal to $13,288 (including $11,073 to Prospect recognized by Prospect as a dividend). The remaining proceeds were used by R-V to pay $142 of structuring fees to Prospect (which was recognized by Prospect as structuring fee income), $47 for third party expenses and $23 for legal services provided by attorneys at Prospect Administration.
On June 12, 2013, Prospect provided an additional $23,250 to the second lien term loan to R-V. The proceeds were partially utilized by R-V to pay a dividend to the common stockholders in an aggregate amount equal to $15,000 (including $13,240 dividend to Prospect). The remaining proceeds were used to pay off $7,835 of outstanding debt due from R-V to a third-party, $11 for legal services provided by attorneys at Prospect Administration and $404 was retained by R-V for working capital.
The following dividends were declared and paid from R-V to Prospect and recognized as dividend income by Prospect:

Three Months Ended December 31, 2014	$75
Three Months Ended December 31, 2015	75
Six Months Ended December 31, 2014	149
Six Months Ended December 31, 2015	149
All dividends were paid from earnings and profits of R-V.
The following interest payments were accrued and paid from R-V to Prospect and recognized by Prospect as interest income:

Three Months Ended December 31, 2014	$760
Three Months Ended December 31, 2015	731
Six Months Ended December 31, 2014	1,520
Six Months Ended December 31, 2015	1,462
The following managerial assistance payments were paid from R-V to Prospect and subsequently remitted to Prospect Administration (no income was recognized by Prospect):

Three Months Ended December 31, 2014	$45
Three Months Ended December 31, 2015	45
Six Months Ended December 31, 2014	90
Six Months Ended December 31, 2015	90
The following managerial assistance payments received by Prospect had not yet been remitted to Prospect Administration and were included by Prospect within due to Prospect Administration:

June 30, 2015	$45
December 31, 2015	45
The following payments were paid from R-V to Prospect Administration as reimbursement for legal, tax and portfolio level accounting services provided directly to R-V (no direct income was recognized by Prospect, but Prospect was given credit for these payments as a reduction of the administrative service costs payable by Prospect to Prospect Administration):

Three Months Ended December 31, 2014	$—
Three Months Ended December 31, 2015	1
Six Months Ended December 31, 2014	—
Six Months Ended December 31, 2015	1
The following amounts were due to R-V from Prospect for reimbursement of expenses paid by R-V on behalf of Prospect and were included by Prospect within other liabilities:

June 30, 2015	$2
December 31, 2015	2

F-111

SB Forging Company, Inc.
As of June 30, 2014, Prospect owned 79.53% of the fully-diluted common, 85.76% of the Series A Preferred and 100% of the Series B Preferred equity of ARRM Services, Inc. (f/k/a ARRM Holdings, Inc.) (“ARRM”). ARRM owned 100% of the equity of Ajax Rolled Ring & Machine, LLC (f/k/a Ajax Rolled Ring & Machine, Inc.) (“Ajax”). Ajax forges large seamless steel rings on two forging mills in the company’s York, South Carolina facility. The rings are used in a range of industrial applications, including in construction equipment and power turbines. Ajax also provides machining and other ancillary services.
As of July 1, 2011, the cost basis of Prospect’s total debt and equity investment in Ajax was $41,699, including capitalized payment-in-kind interest of $3,535. Prospect’s investment in Ajax consisted of the following: $20,607 of senior secured term debt (“Tranche A Term Loan”); $15,035 of subordinated secured term debt (“Tranche B Term Loan”); and $6,057 of common equity. In October 2011, ARRM assumed Ajax’s Tranche B Term Loan and the equity of Ajax was exchanged for equity in ARRM. Ajax was converted into a limited liability company shortly thereafter. On December 28, 2012, Prospect provided an additional $3,600 of unsecured debt to ARRM (“Promissory Demand Note”).
On April 1, 2013, Prospect refinanced its investment in Ajax and ARRM, increasing the total size of the debt investment to $38,537. The $19,837 Tranche A Term Loan was replaced with a new senior secured term loan to Ajax in the same amount. The $15,035 Tranche B Term Loan and $3,600 Promissory Demand Note were replaced with a new subordinated unsecured term loan to ARRM in the amount of $18,700. Prospect received $50 and $46 of structuring fees from Ajax and ARRM, respectively, which were recognized as other income.
On June 28, 2013, Prospect provided an additional $1,000 in the ARRM subordinated unsecured term loan to fund equity into Ajax. The proceeds were used by Ajax to repay senior debt to a third party. On October 11, 2013, Prospect provided $25,000 in preferred equity for the recapitalization of ARRM. After the financing, Prospect received repayment of the $20,008 subordinated unsecured term loan previously outstanding from ARRM. In March 2014, Prospect received $98 of structuring fees from Ajax related to the amendment of the loan agreement in September 2013.
On October 10, 2014, ARRM sold Ajax to a third party and repaid the $19,337 loan receivable to Prospect and Prospect recorded a realized loss of $23,560 related to the sale. Concurrent with the sale, Prospect’s ownership increased to 100% of the outstanding equity of ARRM Services, Inc. which was renamed SB Forging Company, Inc. (“SB Forging”). As such, Prospect began consolidating SB Forging on October 11, 2014. In addition, there is $3,000 being held in escrow of which $802 was received on May 6, 2015 for which Prospect realized a gain of the same amount. The remainder of the escrow will be recognized as additional gain if and when received. Prospect received $2,000 of structuring fees from Ajax related to the sale of the operating company which was recognized as other income during the year ended June 30, 2015.
SB Forging has incurred $2,560 of overhead expense, which is included within due to Prospect Administration at December 31, 2015.
The following amounts were paid from Ajax to Prospect and recorded by Prospect as repayment of loan receivable:

Three Months Ended December 31, 2014	$19,337
Three Months Ended December 31, 2015	—
Six Months Ended December 31, 2014	19,337
Six Months Ended December 31, 2015	—

The following interest payments, including prepayment penalty fees, were accrued and paid from Ajax to Prospect and recognized by Prospect as interest income:

Three Months Ended December 31, 2014	$437
Three Months Ended December 31, 2015	—
Six Months Ended December 31, 2014	956
Six Months Ended December 31, 2015	—

F-112

The following managerial assistance payments were paid from Ajax to Prospect and subsequently remitted to Prospect Administration (no income was recognized by Prospect):

Three Months Ended December 31, 2014	$45
Three Months Ended December 31, 2015	—
Six Months Ended December 31, 2014	45
Six Months Ended December 31, 2015	—
The following payments were paid from SB Forging to Prospect Administration as reimbursement for legal, tax and portfolio level accounting services provided directly to SB Forging (no direct income was recognized by Prospect, but Prospect was given credit for these payments as a reduction of the administrative services costs payable by Prospect to Prospect Administration):

Three Months Ended December 31, 2014	$1,391
Three Months Ended December 31, 2015	—
Six Months Ended December 31, 2014	1,391
Six Months Ended December 31, 2015	—
United Property REIT Corp.
Prospect owns 100% of the equity of UPH Property Holdings, LLC (“UPH”), a Consolidated Holding Company. UPH owns 100% of the common equity of United Property REIT Corp. (f/k/a United Property Holdings Corp.) (“UPRC”). UPRC is a Maryland corporation and a qualified REIT for federal income tax purposes. In order to qualify as a REIT, UPRC issued 125 shares of Series A Cumulative Non-Voting Preferred Stock to 125 accredited investors. The preferred stockholders are entitled to receive cumulative dividends semi-annually at an annual rate of 12.5% and do not have the ability to participate in the management or operation of UPRC.
UPRC was formed to hold for investment, operate, finance, lease, manage, and sell a portfolio of real estate assets and engage in any and all other activities as may be necessary, incidental or convenient to carry out the foregoing. UPRC acquires real estate assets, including, but not limited to, industrial, commercial, and multi-family properties. UPRC may acquire real estate assets directly or through joint ventures by making a majority equity investment in a property-owning entity (the “JV”).
On December 31, 2013, APRC distributed its majority interests in five JVs holding real estate assets to APH. APH then distributed these JV interests to Prospect in a transaction characterized as a return of capital. Prospect, on the same day, contributed certain of these JV interests to NPH and the remainder to UPH (each wholly-owned subsidiaries of Prospect). Each of NPH and UPH immediately thereafter contributed these JV interests to NPRC and UPRC, respectively. The total investments in the JVs transferred to UPH and from UPH to UPRC consisted of $18,855 and $3,707 of debt and equity financing, respectively. There was no material gain or loss realized on these transactions.
Effective April 1, 2014, Prospect made a new $19,027 senior term loan to UPRC. UPRC then distributed this amount to UPH as a return of capital which was used to pay down the Senior Term Loan from UPH by the same amount.
On June 4, 2014, Prospect made a $1,405 investment in UPH to purchase additional membership interests of UPH, which was revised to $1,420 on July 1, 2014. The proceeds were utilized by UPH to purchase additional UPRC common equity for $1,420. The proceeds were utilized by UPRC to acquire the real property located at 1201 West College, Marshall, MO (“Taco Bell, MO”) for $1,405 and pay $15 of third party expenses.
On July 1, 2014, Prospect began consolidating UPH. As a result, any transactions between UPH and Prospect are eliminated in consolidation and as such, transactions after July 1, 2014 are not presented below.
On August 19,  2014 and August 27, 2014, Prospect made a combined $11,046 investment in UPRC, of which $9,389 was a Senior Term Loan directly to UPRC and $1,657 was used to purchase additional common equity of UPRC through UPH. On October 1, 2015, UPRC distributed $376 to Prospect as a return of capital. The net proceeds were utilized by UPRC to purchase an 85.0% ownership interest in Michigan Storage, LLC for $10,579, with $42 retained by UPRC for working capital and $49 restricted for future property acquisitions. The JV was purchased for $38,275 which included debt financing and minority interest of $28,705 and $1,867, respectively. The remaining proceeds were used to pay $210 of structuring fees to Prospect (which was recognized by Prospect as structuring fee income), $2,589 of third party expenses, and $77 for legal services provided by attorneys at Prospect Administration. The investment was subsequently contributed to NPRC.

F-113

On September 29, 2014, Prospect made a $22,618 investment in UPRC, of which $19,225 was a Senior Term Loan and $3,393 was used to purchase additional common equity of UPRC through UPH. The proceeds were utilized by UPRC to purchase a 92.5% ownership interest in Canterbury Green Apartments Holdings, LLC for $22,036, with $582 retained by UPRC for working capital. The JV was purchased for $85,500 which included debt financing and minority interest of $65,825 and $1,787, respectively. The remaining proceeds were used to pay $432 of structuring fees to Prospect (which was recognized by Prospect as structuring fee income), $2,135 of third party expenses, $82 for legal services provided by attorneys at Prospect Administration, and $1,249 of prepaid assets, with $250 retained by the JV for working capital.
On September 30, 2014 and October 29, 2014, Prospect made a combined $22,688 investment in UPRC, of which $19,290 was a Senior Term Loan and $3,398 was used to purchase additional common equity of UPRC through UPH. The proceeds were utilized by UPRC to purchase a 66.2% ownership interest in Columbus OH Apartment Holdco, LLC for $21,992 and to pay $241 of structuring fees to Prospect (which was recognized by Prospect as structuring fee income), with $455 retained by UPRC for working capital. The JV was purchased for $114,377 which included debt financing and minority interest of $97,902 and $11,250, respectively. The remaining proceeds were used to pay $440 of structuring fees to Prospect (which was recognized by Prospect as structuring fee income), $7,711 of third party expenses, $180 for legal services provided by attorneys at Prospect Administration, $6,778 in pre-funded capital expenditures, and $1,658 of prepaid assets.
On October 23, 2014, UPRC transferred its investment in Michigan Storage, LLC to NPRC. As a result, Prospect’s investments in UPRC related to these properties also transferred to NPRC. The investments transferred consisted of $1,281 of equity and $9,444 of debt. There was no gain or loss realized on the transaction.
On November 12, 2014, Prospect made a $669 investment in UPRC, of which $569 was a Senior Term Loan and $100 was used to purchase additional common equity of UPRC through UPH. The proceeds were utilized by UPRC to purchase additional ownership interest in South Atlanta Portfolio Holding Company, LLC for $667, with $2 retained by UPRC for working capital. The minority interest holder also invested an additional $53 in the JV. The proceeds were used by the JV to fund $707 of capital expenditures and pay $13 of structuring fees to Prospect (which was recognized by Prospect as structuring fee income).
On April 27, 2015, Prospect made a $733 investment in UPRC, of which $623 was a Senior Term Loan and $110 was used to purchase additional common equity of UPRC through UPH. The proceeds were utilized by UPRC to purchase additional ownership interest in South Atlanta Portfolio Holding Company, LLC for $731 and pay $2 of legal services provided by attorneys at Prospect Administration. The minority interest holder also invested an additional $59 in the JV. The proceeds were used by the JV to fund $775 of capital expenditures and pay $15 of structuring fees to Prospect (which was recognized by Prospect as structuring fee income).
On May 19, 2015, Prospect made a $4,730 investment in UPRC, of which $3,926 was a Senior Term Loan and $804 was used to purchase additional common equity of UPRC through UPH. The proceeds were utilized by UPRC to purchase additional ownership interest in Columbus OH Apartment Holdco, LLC for $4,658, with $72 retained by UPRC for working capital. The proceeds were used by the JV to fund $4,565 of capital expenditures and pay $93 of structuring fees to Prospect (which was recognized by Prospect as structuring fee income).
On July 9, 2015, Prospect made a $2,044 investment in UPRC, of which $1,738 was a Senior Term Loan and $306 was used to purchase additional common equity of UPRC through UPH. The proceeds were utilized by UPRC to purchase additional ownership interest in Canterbury Green Apartment Holdings, LLC for $2042, and pay $2 of legal services provided by attorneys at Prospect Administration. The proceeds were used by the JV to fund $2,167 of capital expenditures and pay $40 of structuring fees to Prospect (which was recognized by Prospect as structuring fee income).
On November 25, 2015, Prospect made a $3,433 investment in UPRC, of which $2,746 was a Senior Term Loan and $687 was used to purchase additional common equity of UPRC through UPH. The proceeds were utilized by UPRC to purchase additional ownership interest in Columbus OH Apartment Holdco, LLC for $3,274, and pay $2 of legal services provided by attorneys at Prospect Administration with $158 retained by UPRC for working capital. The proceeds were used by the JV to fund $3,209 of capital expenditures and pay $65 of structuring fees to Prospect (which was recognized by Prospect as structuring fee income).
The following interest payments were accrued and paid by UPRC to Prospect and recognized by Prospect as interest income:

Three Months Ended December 31, 2014	$1,767
Three Months Ended December 31, 2015	1,928
Six Months Ended December 31, 2014	2,460
Six Months Ended December 31, 2015	3,820

F-114

Included above, the following payment-in-kind interest from UPRC was capitalized and recognized by Prospect as interest income:

Three Months Ended December 31, 2014	$—
Three Months Ended December 31, 2015	—
Six Months Ended December 31, 2014	162
Six Months Ended December 31, 2015	—
The following interest income recognized had not yet been paid by UPRC to Prospect and was included by Prospect within interest receivable:

June 30, 2015	$20
December 31, 2015	21
The following net revenue interest payments were paid from UPRC to Prospect and recognized by Prospect as other income:

Three Months Ended December 31, 2014	$247
Three Months Ended December 31, 2015	311
Six Months Ended December 31, 2014	320
Six Months Ended December 31, 2015	594
The following managerial assistance payments were paid from UPRC to Prospect and subsequently remitted to Prospect Administration (no income was recognized by Prospect):

Three Months Ended December 31, 2014	$50
Three Months Ended December 31, 2015	50
Six Months Ended December 31, 2014	100
Six Months Ended December 31, 2015	100
The following managerial assistance payments received by Prospect had not yet been remitted to Prospect Administration and were included by Prospect within due to Prospect Administration:

June 30, 2015	$50
December 31, 2015	50
The following payments were paid from UPRC to Prospect Administration as reimbursement for legal, tax and portfolio level accounting services provided directly to UPRC (no direct income was recognized by Prospect, but Prospect was given credit for these payments as a reduction of the administrative services costs payable by Prospect to Prospect Administration):

Three Months Ended December 31, 2014	$14
Three Months Ended December 31, 2015	92
Six Months Ended December 31, 2014	73
Six Months Ended December 31, 2015	217
The following amounts were due from UPRC to Prospect for reimbursement of expenses paid by Prospect on behalf of UPRC and were included by Prospect within other receivables:

June 30, 2015	$15
December 31, 2015	15

F-115

Valley Electric Company, Inc.
Prospect owns 100% of the common stock of Valley Electric Holdings I, Inc. (“Valley Holdings I”), a Consolidated Holding Company. Valley Holdings I owns 100% of Valley Electric Holdings II, Inc. (“Valley Holdings II”), a Consolidated Holding Company. Valley Holdings II owns 94.99% of Valley Electric Company, Inc. (“Valley Electric”), with Valley Electric management owning the remaining 5.01% of the equity. Valley Electric owns 100% of the equity of VE Company, Inc., which owns 100% of the equity of Valley Electric Co. of Mt. Vernon, Inc. (“Valley”), a leading provider of specialty electrical services in the state of Washington and among the top 50 electrical contractors in the United States.
On December 31, 2012, Prospect initially invested $52,098 (including 4,141,547 common shares of Prospect at a fair value of $44,650) in exchange for $32,572 was in the form of a senior secured note to Valley Holdings I, a $10,000 senior secured note to Valley (discussed below) and $9,526 to purchase the common stock of Valley Holdings I. The proceeds were partially utilized by Valley Holdings I to purchase 100% of Valley Holdings II common stock for $40,528. The remaining proceeds at Valley Holdings I were used to pay $977 of structuring fees from Valley Holdings I to Prospect (which were recognized by Prospect as structuring fee income), $345 for legal services provided by attorneys at Prospect Administration and $248 was retained by Valley Holdings I for working capital. The $40,528 of proceeds received by Valley Holdings II were subsequently used to purchase 96.3% of Valley’s common stock. Valley management provided a $1,500 co-investment in Valley.
On December 31, 2012, Prospect invested $10,000 (as mentioned above) into Valley in the form of senior secured debt. Total proceeds of $52,028 received by Valley (including $42,028 equity investment mentioned above) were used to purchase the equity of Valley from third-party sellers for $45,650, pay $4,628 of third-party transaction expenses (including bonuses to Valley’s management of $2,320), pay $250 from Valley to Prospect (which were recognized by Prospect as structuring fee income) and $1,500 was retained by Valley for working capital.
On June 24, 2014, Valley Holdings II and management of Valley formed Valley Electric and contributed their shares of Valley stock to Valley Electric. Valley management made an additional equity investment in Valley Electric, reducing our ownership to 94.99%. Prospect made a new $20,471 senior secured loan to Valley Electric. Valley Electric then distributed this amount to Valley Holdings I, via Valley Holdings II, as a return of capital which was used to pay down the senior secured note of Valley Holdings I by the same amount. The remaining principal amount of the senior secured note, $16,754, was then contributed to the capital of Valley Holdings I.
On July 1, 2014, Prospect began consolidating Valley Holdings I and Valley Holdings II. As a result, any transactions between Valley Holdings I, Valley Holdings II and Prospect are eliminated in consolidation and as such, transactions after July 1, 2014 are not presented below.
The following interest payments were accrued and paid from Valley Electric to Prospect and recognized by Prospect as interest income:

Three Months Ended December 31, 2014	$986
Three Months Ended December 31, 2015	1,053
Six Months Ended December 31, 2014	1,934
Six Months Ended December 31, 2015	2,085
Included above, the following payment-in-kind interest from Valley Electric was capitalized and recognized by Prospect as interest income:

Three Months Ended December 31, 2014	$445
Three Months Ended December 31, 2015	484
Six Months Ended December 31, 2014	881
Six Months Ended December 31, 2015	958
The following interest income recognized had not yet been paid by Valley Electric to Prospect and was included by Prospect within interest receivable:

June 30, 2015	$11
December 31, 2015	12

F-116

The following interest payments were accrued and paid from Valley to Prospect and recognized by Prospect as interest income:

Three Months Ended December 31, 2014	$273
Three Months Ended December 31, 2015	280
Six Months Ended December 31, 2014	544
Six Months Ended December 31, 2015	557
Included above, the following payment-in-kind interest from Valley was capitalized and recognized by Prospect as interest income:

Three Months Ended December 31, 2014	$65
Three Months Ended December 31, 2015	24
Six Months Ended December 31, 2014	130
Six Months Ended December 31, 2015	90
The following interest income recognized had not yet been paid by Valley to Prospect and was included by Prospect within interest receivable:

June 30, 2015	$3
December 31, 2015	3
The following managerial assistance payments were paid from Valley to Prospect and subsequently remitted to Prospect Administration (no income was recognized by Prospect):

Three Months Ended December 31, 2014	$75
Three Months Ended December 31, 2015	75
Six Months Ended December 31, 2014	150
Six Months Ended December 31, 2015	150
The following managerial assistance payments received by Prospect had not yet been remitted to Prospect Administration and were included by Prospect within due to Prospect Administration:

June 30, 2015	$75
December 31, 2015	75
The following payments were paid from Valley Electric to Prospect Administration as reimbursement for legal, tax and portfolio level accounting services provided directly to Valley Electric (no direct income was recognized by Prospect, but Prospect was given credit for these payments as a reduction of the administrative services costs payable by Prospect to Prospect Administration):

Three Months Ended December 31, 2014	$18
Three Months Ended December 31, 2015	—
Six Months Ended December 31, 2014	18
Six Months Ended December 31, 2015	9
The following amounts were due from Valley Electric to Prospect for reimbursement of expenses paid by Prospect on behalf of Valley Electric and were included by Prospect within other receivables:

June 30, 2015	$—
December 31, 2015	4

F-117

Vets Securing America, Inc.
As of June 30, 2014, Prospect owned 100% of the equity of Vets Securing America, Inc. (“VSA”) and 100% of the equity of The Healing Staff, Inc. (“THS”), a former wholly-owned subsidiary of ESA Environmental Specialists, Inc. (“ESA”). During the year ended June 30, 2015, THS ceased operations and the VSA management team supervised both the continued operations of VSA and the wind-down of activities at THS. VSA provides out-sourced security guards staffing.
As of July 1, 2011, the cost basis of Prospect’s investment in THS and VSA, including debt and equity, was $18,219. During the year ended June 30, 2012, Prospect made follow-on secured debt investments of $1,033 to support the ongoing operations of THS and VSA. In October 2011, Prospect sold a building previously acquired from ESA for $894. In January 2012, Prospect received $2,250 of litigation settlement proceeds related to ESA. The proceeds from both of these transactions were used to reduce the outstanding loan balances due from THS and VSA by $3,144. In June 2012, THS and VSA repaid $118 and $42, respectively, of loans previously outstanding.
In May 2012, in connection with the implementation of accounts receivable based funding programs for THS and VSA with a third party provider, Prospect agreed to subordinate its first priority security interest in all of the accounts receivable and other assets of THS and VSA to the third party provider of that accounts receivable based funding.
During the year ended June 30, 2013, Prospect determined that the impairment of THS and VSA was impaired and recorded a realized loss of $12,117, reducing the amortized cost to $3,831. During the year ended June 30, 2014, Prospect received $5,825 of legal cost reimbursement related to the ESA litigation settlement which had been expensed in prior years. The proceeds were recognized by Prospect as other income during the year ended June 30, 2014. During the year ended June 30, 2015, Prospect received $685 related to the ESA litigation settlement which was recognized as realized gain.
On May 20, 2015, Prospect made a new $100 secured promissory note to provide liquidity to VSA.
As of June 30, 2014, THS and VSA were joint borrowers on the secured promissory notes. On June 5, 2015, Prospect sold its equity investment in VSA and realized a net loss of $975 on the sale. In connection with the sale, VSA was released as a borrower on the secured promissory notes, leaving THS as the sole borrower. During the year ended June 30, 2015, THS ceased operations and Prospect recorded a realized loss of $2,956, reducing the amortized cost to zero.
Wolf Energy, LLC
Prospect owns 100% of the equity of Wolf Energy Holdings Inc. (“Wolf Energy Holdings”), a Consolidated Holding Company. Wolf Energy Holdings owns 100% of each of Appalachian Energy LLC (f/k/a Appalachian Energy Holdings, LLC) (“AEH”); Coalbed, LLC (“Coalbed”); and Wolf Energy, LLC (“Wolf Energy”). AEH owns 100% of C&S Operating, LLC.
Wolf Energy Holdings is a holding company formed to hold 100% of the outstanding membership interests of each of AEH and Coalbed. The membership interests and associated operating company debt of AEH and Coalbed, which were previously owned by Manx Energy, Inc. (“Manx”), were assigned to Wolf Energy Holdings effective June 30, 2012. The purpose of assignment was to remove those activities from Manx deemed non-core by the Manx convertible debt investors who were not interested in funding those operations. On June 30, 2012, AEH and Coalbed loans with a cost basis of $7,991 were assigned by Prospect to Wolf Energy Holdings from Manx.
In addition, effective June 29, 2012, C&J Cladding Holding Company, Inc. (“C&J Holdings”) merged with and into Wolf Energy Holdings, with Wolf Energy Holdings as the surviving entity. At the time of the merger, C&J Holdings held the remaining undistributed proceeds in cash from the sale of its membership interests in C&J Cladding, LLC (“C&J”) (discussed below). The merger was effectuated in connection with the broader simplification of Prospect’s energy investment holdings.
On June 1, 2012, Prospect sold the membership interests in C&J for $5,500. Proceeds from the sale were used to pay a $3,000 distribution to Prospect ($580 reduction in cost basis and $2,420 realized gain recognized by Prospect), an advisory fee of $1,500 from C&J to Prospect (which was recognized by Prospect as other income) and $978 was retained by C&J as working capital to pay $22 of legal services provided by attorneys at Prospect Administration and third-party expenses.
On February 27, 2013, Prospect made a $50 senior secured debt investment senior secured to East Cumberland, L.L.C., a former wholly-owned subsidiary of AEH with AEH as guarantor. Proceeds were used to pay off vendors.

F-118

On April 15, 2013, Prospect foreclosed on the assets of H&M Oil & Gas, LLC (“H&M”). At the time of foreclosure, H&M was in default on loans receivables due to Prospect with a cost basis of $64,449. The assets previously held by H&M were assigned by Prospect to Wolf Energy in exchange for a $66,000 term loan secured by the assets. The cost basis in this loan of $44,632 was determined in accordance with ASC 310-40, Troubled Debt Restructurings by Creditors, and was equal to the fair value of assets at the time of transfer resulting in a capital loss of $19,647 in connection with the foreclosure on the assets. On May 17, 2013, Wolf Energy sold the assets located in Martin County, which were previously held by H&M, for $66,000. Proceeds from the sale were primarily used to repay the loan, accrued interest and net profits interest receivable due to us resulting in a realized capital gain of $11,826 offsetting the previously recognized loss. Prospect received $3,960 of structuring and advisory fees from Wolf Energy during the year ended June 30, 2013 related to the sale and $991 under the net profits interest agreement which was recognized as other income during the fiscal year ended June 30, 2013.
On July 1, 2014, Prospect began consolidating Wolf Energy Holdings. As a result, any transactions between Wolf Energy Holdings and Prospect are eliminated in consolidation and as such, transactions after July 1, 2014 are not presented below.
During the three months ended September 30, 2014, Prospect determined that our investment in AEH was impaired and recorded a realized loss of $2,050, reducing the amortized cost to zero. On November 21, 2014, Coalbed merged with and into Wolf Energy, with Wolf Energy as the surviving entity. During the three months ended December 31, 2014, Prospect determined that the impairment of the Coalbed debt assumed by Wolf Energy was impaired and recorded a realized loss of $5,991, reducing the amortized cost to zero.
During the year ended June 30, 2015, Wolf Energy Holdings received a tax refund of $173 related to its investment in C&J and Prospect realized a gain of the same amount.
The following managerial assistance payments were paid from Wolf Energy to Prospect and subsequently remitted to Prospect Administration (no income was recognized by Prospect):

Three Months Ended December 31, 2014	$—
Three Months Ended December 31, 2015	110
Six Months Ended December 31, 2014	—
Six Months Ended December 31, 2015	110
The following managerial assistance payments received by Prospect had not yet been remitted to Prospect Administration and were included by Prospect within due to Prospect Administration:

June 30, 2015	$—
December 31, 2015	110
Note 15. Litigation
From time to time, we may become involved in various investigations, claims and legal proceedings that arise in the ordinary course of our business. These matters may relate to intellectual property, employment, tax, regulation, contract or other matters.
The resolution of such matters as may arise will be subject to various uncertainties and, even if such claims are without merit, could result in the expenditure of significant financial and managerial resources. In December 2015, the Company received from the Securities and Exchange Commission a notice formally closing an investigation commenced in May 2014 and advising the Company the Staff did not intend to recommend an enforcement action by the SEC against the Company.  We are not aware of any material legal proceedings as of December 31, 2015.

F-119

Note 16. Financial Highlights
The following is a schedule of financial highlights for the three and six months ended December 31, 2015 and December 31, 2014:

	Three Months Ended December 31,		Six Months Ended December 31,
	2015	2014	2015	2014
Per Share Data
Net asset value at beginning of period	$10.17	$10.47	$10.31	$10.56
Net investment income(1)	0.28	0.26	0.54	0.53
Net realized loss(1)	(0.01)	(0.38)	(0.02)	(0.45)
Net change in unrealized appreciation (depreciation) on investments(1)	(0.54)	0.36	(0.71)	0.41
Dividends to shareholders	(0.25)	(0.33)	(0.50)	(0.66)
Common stock transactions(2)	—	(0.03)	0.03	(0.04)
Net asset value at end of period	$9.65	$10.35	$9.65	$10.35

Per share market value at end of period	$6.98	$8.26	$6.98	$8.26
Total return based on market value(3)	1.27%	(13.53%)	1.26%	(16.94%)
Total return based on net asset value(3)	(1.85%)	2.45%	0.08%	4.77%
Shares of common stock outstanding at end of period	355,411,712	358,250,121	355,411,712	358,250,121
Weighted average shares of common stock outstanding	355,241,104	354,100,179	356,101,673	348,729,620

Ratios/Supplemental Data
Net assets at end of period	$3,431,427	$3,709,077	$3,431,427	$3,709,077
Portfolio turnover rate	10.98%	3.50%	17.64%	17.13%
Annualized ratio of operating expenses to average net assets	12.30%	11.70%	12.18%	11.74%
Annualized ratio of net investment income to average net assets	11.46%	9.93%	10.77%	10.14%

The following is a schedule of financial highlights for each of the five years ended in the period ended June 30, 2015:

	Year Ended June 30,
	2015	2014	2013	2012	2011
Per Share Data
Net asset value at beginning of year	$10.56	$10.72	$10.83	$10.36	$10.30
Net investment income(1)	1.03	1.19	1.57	1.63	1.10
Net realized losses (gains) on investments(1)	(0.51)	(0.01)	(0.13)	0.32	0.19
Net change in unrealized appreciation (depreciation) on investments(1)	0.47	(0.12)	(0.37)	(0.28)	0.09
Net realized losses on extinguishment of debt(1)	(0.01)	—	—	—	—
Dividends to shareholders	(1.19)	(1.32)	(1.28)	(1.22)	(1.21)
Common stock transactions(2)	(0.04)	0.10	0.10	0.02	(0.11)
Net asset value at end of year	$10.31	$10.56	$10.72	$10.83	$10.36

Per share market value at end of year	$7.37	$10.63	$10.80	$11.39	$10.11
Total return based on market value(3)	(20.84%)	10.88%	6.24%	27.21%	17.22%
Total return based on net asset value(3)	11.47%	10.97%	10.91%	18.03%	12.54%
Shares of common stock outstanding at end of year	359,090,759	342,626,637	247,836,965	139,633,870	107,606,690
Weighted average shares of common stock outstanding	353,648,522	300,283,941	207,069,971	114,394,554	85,978,757

Ratios/Supplemental Data
Net assets at end of year	$3,703,049	$3,618,182	$2,656,494	$1,511,974	$1,114,357
Portfolio turnover rate	25.32%	15.21%	29.24%	29.06%	27.63%
Annualized ratio of operating expenses to average net assets	11.70%	11.11%	11.50%	10.73%	8.47%
Annualized ratio of net investment income to average net assets	9.91%	11.18%	14.86%	14.92%	10.60%

F-120

(1)	Per share data amount is based on the weighted average number of common shares outstanding for the period presented (except for dividends to shareholders which is based on actual rate per share).

(2)
Common stock transactions include the effect of our issuance of common stock in public offerings (net of underwriting and offering costs), shares issued in connection with our dividend reinvestment plan, shares issued to acquire investments and repurchases of common stock below net asset value pursuant to our Repurchase Program.

(3)
Total return based on market value is based on the change in market price per share between the opening and ending market prices per share in each period and assumes that dividends are reinvested in accordance with our dividend reinvestment plan. Total return based on net asset value is based upon the change in net asset value per share between the opening and ending net asset values per share in each period and assumes that dividends are reinvested in accordance with our dividend reinvestment plan. For periods less than a year, the return is not annualized.

Note 17. Selected Quarterly Financial Data (Unaudited)
The following table sets forth selected financial data for each quarter within the three years ending June 30, 2016.

	Investment Income		Net Investment Income		Net Realized and Unrealized Gains (Losses)		Net Increase (Decrease) in Net Assets from Operations
Quarter Ended	Total	Per Share(1)	Total	Per Share(1)	Total	Per Share(1)	Total	Per Share(1)
September 30, 2013	161,034	0.62	82,337	0.32	(2,437)	(0.01)	79,900	0.31
December 31, 2013	178,090	0.62	92,215	0.32	(6,853)	(0.02)	85,362	0.30
March 31, 2014	190,327	0.60	98,523	0.31	(16,422)	(0.05)	82,101	0.26
June 30, 2014	182,840	0.54	84,148	0.25	(12,491)	(0.04)	71,657	0.21

September 30, 2014	202,021	0.59	94,463	0.28	(10,355)	(0.04)	84,108	0.24
December 31, 2014	198,883	0.56	91,325	0.26	(5,355)	(0.02)	85,970	0.24
March 31, 2015	191,350	0.53	87,441	0.24	(5,949)	(0.01)	81,492	0.23
June 30, 2015	198,830	0.55	89,518	0.25	5,251	0.01	94,769	0.26

September 30, 2015	200,251	0.56	91,242	0.26	(63,425)	(0.18)	27,817	0.08
December 31, 2015	209,191	0.59	100,893	0.28	(196,013)	(0.55)	(95,120)	(0.27)

(1)
Per share amounts are calculated using the weighted average number of common shares outstanding for the period presented. As such, the sum of the quarterly per share amounts above will not necessarily equal the per share amounts for the fiscal year.

Note 18. Subsequent Events
On January 21, 2016, we sold 100% of our CIFC Funding 2011-I, Ltd. Class E and Class D notes with a cost basis of $28,939. We realized a gain of $3,976 on the sale.
During the period from January 1, 2016 through February 9, 2016, we made one follow-on investments in NPRC totaling $2,026 to support our online consumer lending initiative. We invested $304 of equity through NPH and $1,722 of debt directly to ACL Loan Holdings, Inc., a wholly-owned subsidiary of NPRC. On January 20, 2016, NPRC partially repaid $6,774 of its outstanding loan.
During the period from January 1, 2016 through February 9, 2016, our wholly-owned subsidiary PSBL purchased $7,597 of small business whole loans from OnDeck.
During the period from January 1, 2016 through February 9, 2016 we issued $2,746 aggregate principal amount of Prospect Capital InterNotes® for net proceeds of $2,712.

On February 9, 2016, we announced the declaration of monthly dividends in the following amounts and with the following dates:

•	$0.08333 per share for February 2016 to holders of record on February 29, 2016 with a payment date of March 24, 2016;

•	$0.08333 per share for March 2016 to holders of record on March 31, 2016 with a payment date of April 21, 2016; and

•	$0.08333 per share for April 2016 to holders of record on April 29, 2016 with a payment date of May 19, 2016.

F-121

$5,000,000,000
PROSPECT CAPITAL CORPORATION
Common Stock
Preferred Stock
Debt Securities
Subscription Rights
Warrants
Units
We may offer, from time to time, in one or more offerings or series, together or separately, up to $5,000,000,000 of our common stock, preferred stock, debt securities, subscription rights to purchase our securities, warrants representing rights to purchase our securities or separately tradeable units combining two or more of our securities, collectively, the Securities, to provide us with additional capital. Securities may be offered at prices and on terms to be disclosed in one or more supplements to this prospectus. You should read this prospectus and the applicable prospectus supplement carefully before you invest in our Securities.
We may offer shares of common stock, subscription rights, units, warrants, options or rights to acquire shares of common stock, at a discount to net asset value per share in certain circumstances. Sales of common stock at prices below net asset value per share dilute the interests of existing stockholders, have the effect of reducing our net asset value per share and may reduce our market price per share. At our 2014 annual meeting, held on December 5, 2014, subject to the condition that the maximum number of shares salable below net asset value pursuant to this authority in any particular offering that could result in such dilution is limited to 25% of our then outstanding common stock immediately prior to each such offering, our stockholders approved our ability to sell or otherwise issue shares of our common stock at any level of discount from net asset value per share for a twelve month period expiring on the anniversary of the date of stockholder approval. We are currently seeking stockholder approval at our 2015 annual meeting, to be held on December 4, 2015, to continue for an additional year our ability to issue shares of common stock below net asset value, subject to the condition that the maximum number of shares salable below net asset value pursuant to this authority in any particular offering that could result in such dilution is limited to 25% of our then outstanding common stock immediately prior to each such offering.
Our Securities may be offered directly to one or more purchasers, or through agents designated from time to time by us, or to or through underwriters or dealers. The prospectus supplement relating to the offering will identify any agents, underwriters or dealers involved in the sale of our Securities, and will disclose any applicable purchase price, fee, commission or discount arrangement between us and our agents, underwriters or dealers, or the basis upon which such amount may be calculated. See “Plan of Distribution.” We may not sell any of our Securities through agents, underwriters or dealers without delivery of the prospectus and a prospectus supplement describing the method and terms of the offering of such Securities. Our common stock is traded on The NASDAQ Global Select Market under the symbol “PSEC.” As of October 28, 2015 the last reported sales price for our common stock was $7.32.
Prospect Capital Corporation, or the Company, is a company that lends to and invests in middle market privately-held companies. Prospect Capital Corporation, a Maryland corporation, has been organized as a closed-end investment company since April 13, 2004 and has filed an election to be treated as a business development company under the Investment Company Act of 1940, as amended, or the 1940 Act, and is a non-diversified investment company within the meaning of the 1940 Act.
Prospect Capital Management L.P., our investment adviser, manages our investments and Prospect Administration LLC, our administrator, provides the administrative services necessary for us to operate.
Investing in our Securities involves a heightened risk of total loss of investment. Before buying any Securities, you should read the discussion of the material risks of investing in our Securities in “Risk Factors” beginning on page 10 of this prospectus.
This prospectus contains important information about us that you should know before investing in our Securities. Please read it before making an investment decision and keep it for future reference. We file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission, or the SEC. You may make inquiries or obtain this information free of charge by writing to Prospect Capital Corporation at 10 East 40th Street, 42nd Floor, New York, NY 10016, or by calling 212-448-0702. Our Internet address is http://www.prospectstreet.com. Information contained on our website is not incorporated by reference into this prospectus and you should not consider information contained on our website to be a part of this prospectus. You may also obtain information about us from our website and the SEC’s website (http://www.sec.gov).
The SEC has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
This prospectus may not be used to consummate sales of securities unless accompanied by a prospectus supplement.

i

ABOUT THIS PROSPECTUS
This prospectus is part of a registration statement that we have filed with the SEC, using the “shelf” registration process. Under the shelf registration process, we may offer, from time to time on a delayed basis, up to $5,000,000,000 of our common stock, preferred stock, debt securities, subscription rights to purchase shares of our securities, warrants representing rights to purchase our securities or separately tradeable units combining two or more of our securities, on the terms to be determined at the time of the offering. The Securities may be offered at prices and on terms described in one or more supplements to this prospectus. This prospectus provides you with a general description of the Securities that we may offer. Each time we use this prospectus to offer Securities, we will provide a prospectus supplement that will contain specific information about the terms of that offering. The prospectus supplement may also add, update or change information contained in this prospectus. Please carefully read this prospectus and any prospectus supplement together with any exhibits and the additional information described under the heading “Available Information” and the section under the heading “Risk Factors” before you make an investment decision.

PROSPECTUS SUMMARY
The following summary contains basic information about this offering. It does not contain all the information that may be important to an investor. For a more complete understanding of this offering, we encourage you to read this entire document and the documents to which we have referred.
Information contained or incorporated by reference in this prospectus may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, which are statements about the future that may be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “plans,” “anticipate,” “estimate” or “continue” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements do not meet the safe harbor for forward-looking statements pursuant to Section 27A of the Securities Act of 1933, as amended, or the Securities Act. The matters described in “Risk Factors” and certain other factors noted throughout this prospectus and in any exhibits to the registration statement of which this prospectus is a part, constitute cautionary statements identifying important factors with respect to any such forward-looking statements, including certain risks and uncertainties, that could cause actual results to differ materially from those in such forward-looking statements. The Company reminds all investors that no forward-looking statement can be relied upon as an accurate or even mostly accurate forecast because humans cannot forecast the future.
The terms “we,” “us,” “our,” “Prospect,” and “Company” refer to Prospect Capital Corporation; “Prospect Capital Management” or the “Investment Adviser” refers to Prospect Capital Management L.P., our investment adviser; and “Prospect Administration” or the “Administrator” refers to Prospect Administration LLC, our administrator.
The Company
We are a financial services company that lends to and invests in middle market privately-held companies. In this prospectus, we use the term “middle-market” to refer to companies typically with annual revenues between $50 million and $2 billion.
From our inception to the fiscal year ended June 30, 2007, we invested primarily in industries related to the industrial/energy economy, which consists of companies in the discovery, production, transportation, storage and use of energy resources as well as companies that sell products and services to, or acquire products and services from, these companies. Since then, we have widened our strategy to focus on other sectors of the economy and continue to broaden our portfolio holdings.
We have been organized as a closed-end investment company since April 13, 2004 and have filed an election to be treated as a business development company under the 1940 Act. We are a non-diversified company within the meaning of the 1940 Act. Our headquarters are located at 10 East 40th Street, 42nd Floor, New York, NY 10016, and our telephone number is (212) 448-0702.
The Investment Adviser
Prospect Capital Management, an affiliate of the Company, manages our investment activities. Prospect Capital Management is an investment adviser that has been registered under the Investment Advisers Act of 1940, or the Advisers Act, since March 31, 2004. Under an investment advisory and management agreement between us and Prospect Capital Management, or the Investment Advisory Agreement, we have agreed to pay Prospect Capital Management investment advisory fees, which will consist of an annual base management fee based on our gross assets, which we define as total assets without deduction for any liabilities (and, accordingly, includes the value of assets acquired with proceeds from borrowings), as well as a two-part incentive fee based on our performance.
Our Investment Objective and Policies
Our investment objective is to generate both current income and long-term capital appreciation through debt and equity investments. We focus on making investments in private companies. We are a non-diversified company within the meaning of the 1940 Act.
We invest primarily in first and second lien senior loans and mezzanine debt. First and second lien senior loans generally are senior debt instruments that rank ahead of subordinated debt of a given portfolio company. These loans also have the benefit of security interests on the assets of the portfolio company, which may rank ahead of or be junior to other security interests. Mezzanine debt and our investments in CLOs are subordinated to senior loans and are generally unsecured. Our investments have generally ranged between $5 million and $250 million each, although the investment size may be more or less than this range. Our investment sizes are expected to grow as our capital base expands.
We also acquire controlling interests in companies in conjunction with making secured debt investments in such companies. These may be in several industries, including industrial, service, real estate and financial businesses.

We seek to maximize returns and minimize risk for our investors by applying rigorous analysis to make and monitor our investments. While the structure of our investments varies, we can invest in senior secured debt, senior unsecured debt, subordinated secured debt, subordinated unsecured debt, mezzanine debt, convertible debt, convertible preferred equity, preferred equity, common equity, warrants and other instruments, many of which generate current yield. While our primary focus is to seek current income through investment in the debt and/or dividend-paying equity securities of eligible privately-held, thinly-traded or distressed companies and long-term capital appreciation by acquiring accompanying warrants, options or other equity securities of such companies, we may invest up to 30% of the portfolio in opportunistic investments in order to seek enhanced returns for stockholders. Such investments may include investments in the debt and equity instruments of broadly-traded public companies. We expect that these public companies generally will have debt securities that are non-investment grade. Such investments may also include purchases (either in the primary or secondary markets) of the equity and junior debt tranches of a type of such pools known as CLOs. Structurally, CLOs are entities that are formed to hold a portfolio of senior secured loans (“Senior Secured Loans”) made to companies whose debt is rated below investment grade or, in limited circumstances, unrated. These securities, which are often referred to as “junk” or “high yield,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be difficult to value and illiquid. The Senior Secured Loans within a CLO are limited to Senior Secured Loans which meet specified credit and diversity criteria and are subject to concentration limitations in order to create an investment portfolio that is diverse by Senior Secured Loan, borrower, and industry, with limitations on non-U.S. borrowers. CLOs are typically highly levered up to approximately 10 times, and therefore the junior debt and equity tranches that we will invest in are subject to a higher risk of total loss. As of June 30, 2015, the range of leverage ratios of the CLO investments in our portfolio was 7.5 times to 12.1 times and the weighted average was 9.3 times. Our potential investment in CLOs is limited by the 1940 Act to 30% of our portfolio. Within this 30% basket, we have and may make additional investments in debt and equity securities of financial companies and companies located outside of the United States.
The Offering
We may offer, from time to time, in one or more offerings or series, together or separately, up to $5,000,000,000 of our Securities, which we expect to use initially to maintain balance sheet liquidity, involving repayment of debt under our credit facility, investment in high quality short-term debt instruments or a combination thereof, and thereafter to make long-term investments in accordance with our investment objectives.
Our Securities may be offered directly to one or more purchasers, through agents designated from time to time by us, or to or through underwriters or dealers. The prospectus supplement relating to a particular offering will disclose the terms of that offering, including the name or names of any agents, underwriters or dealers involved in the sale of our Securities by us, the purchase price, and any fee, commission or discount arrangement between us and our agents, underwriters or dealers, or the basis upon which such amount may be calculated. See “Plan of Distribution.” We may not sell any of our Securities through agents, underwriters or dealers without delivery of a prospectus supplement describing the method and terms of the offering of our Securities.
We may sell our common stock, subscription rights, units, warrants, options or rights to acquire our common stock, at a price below the current net asset value of our common stock upon approval of our directors, including a majority of our independent directors, in certain circumstances. Our stockholders approved our ability to issue warrants, options or rights to acquire our common stock at our 2008 annual meeting of stockholders for an unlimited time period and in accordance with the 1940 Act which provides that the conversion or exercise price of such warrants, options or rights may be less than net asset value per share at the date such securities are issued or at the date such securities are converted into or exercised for shares of our common stock. At our 2014 annual meeting, held on December 5, 2014, subject to the condition that the maximum number of shares salable below net asset value pursuant to this authority in any particular offering that could result in such dilution is limited to 25% of our then outstanding common stock immediately prior to each such offering, our stockholders approved our ability to sell or otherwise issue shares of our common stock at any level of discount from net asset value per share for a twelve month period expiring on the anniversary of the date of the stockholder approval. We are currently seeking stockholder approval at our 2015 annual meeting, to be held on December 4, 2015, to continue for an additional year our ability to issue shares of common stock below net asset value, subject to the condition that the maximum number of shares salable below net asset value pursuant to this authority in any particular offering that could result in such dilution is limited to 25% of our then outstanding common stock immediately prior to each such offering. See “Sales of Common Stock Below Net Asset Value” in this prospectus and in the prospectus supplement, if applicable. Sales of common stock at prices below net asset value per share dilute the interests of existing stockholders, have the effect of reducing our net asset value per share and may reduce our market price per share. We have no current intention of engaging in a rights offering, although we reserve the right to do so in the future.
Set forth below is additional information regarding the offering of our Securities:

Use of proceeds
Unless otherwise specified in a prospectus supplement, we intend to use the net proceeds from selling Securities pursuant to this prospectus initially to maintain balance sheet liquidity, involving repayment of debt under our credit facility, if any, investments in high quality short-term debt instruments or a combination thereof, and thereafter to make long-term investments in accordance with our investment objective. Interest on borrowings under our credit facility is one-month LIBOR plus 225 basis points, with no minimum LIBOR floor. Additionally, the lenders charge a fee on the unused portion of the credit facility equal to either 50 basis points if at least thirty-five percent of the credit facility is drawn or 100 basis points otherwise. See “Use of Proceeds.”

Distributions
In June 2010, our Board of Directors approved a change in dividend policy from quarterly distributions to monthly distributions. Since that time, we have paid monthly distributions to the holders of our common stock and generally intend to continue to do so. The amount of the monthly distributions is determined by our Board of Directors and is based on our estimate of our investment company taxable income and net short-term capital gains. Certain amounts of the monthly distributions may from time to time be paid out of our capital rather than from earnings for the month as a result of our deliberate planning or accounting reclassifications. Distributions in excess of our current and accumulated earnings and profits constitute a return of capital and will reduce the stockholder’s adjusted tax basis in such stockholder’s common stock. A return of capital (1) is a return of the original amount invested, (2) does not constitute earnings or profits and (3) will have the effect of reducing the basis such that when a stockholder sells its shares the sale may be subject to taxes even if the shares are sold for less than the original purchase price. After the adjusted basis is reduced to zero, these distributions will constitute capital gains to such stockholders. Certain additional amounts may be deemed as distributed to stockholders for income tax purposes. Other types of Securities will likely pay distributions in accordance with their terms. See “Price Range of Common Stock,” “Distributions” and “Material U.S. Federal Income Tax Considerations.”

Taxation
We have qualified and elected to be treated for U.S. federal income tax purposes as a regulated investment company, or a RIC, under Subchapter M of the Internal Revenue Code of 1986, or the Code. As a RIC, we generally do not have to pay corporate-level U.S. federal income taxes on any ordinary income or capital gains that we distribute to our stockholders as dividends. To maintain our qualification as a RIC and obtain RIC tax treatment, we must satisfy certain source-of-income and asset diversification requirements and distribute annually at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. See “Distributions” and “Material U.S. Federal Income Tax Considerations.”

Dividend reinvestment plan
We have a dividend reinvestment plan for our stockholders. This is an “opt out” dividend reinvestment plan. As a result, when we declare a dividend, the dividends are automatically reinvested in additional shares of our common stock, unless a stockholder specifically “opts out” of the dividend reinvestment plan so as to receive cash dividends. Stockholders who receive distributions in the form of stock are subject to the same U.S. federal, state and local tax consequences as stockholders who elect to receive their distributions in cash. See “Dividend Reinvestment Plan.”

The NASDAQ Global Select Market Symbol	PSEC
Anti-takeover provisions
Our charter and bylaws, as well as certain statutory and regulatory requirements, contain provisions that may have the effect of discouraging a third party from making an acquisition proposal for us. These anti-takeover provisions may inhibit a change in control in circumstances that could give the holders of our common stock the opportunity to realize a premium over the market price of our common stock. See “Description Of Our Capital Stock.”

Management arrangements
Prospect Capital Management serves as our investment adviser. Prospect Administration serves as our administrator. For a description of Prospect Capital Management, Prospect Administration and our contractual arrangements with these companies, see “Business—Management Services—Investment Advisory Agreement,” and “Business— Management Services—Administration Agreement.”

Risk factors
Investment in our Securities involves certain risks relating to our structure and investment objective that should be considered by prospective purchasers of our Securities. In addition, as a business development company, our portfolio primarily includes securities issued by privately-held companies. These investments generally involve a high degree of business and financial risk, and are less liquid than public securities. We are required to mark the carrying value of our investments to fair value on a quarterly basis, and economic events, market conditions and events affecting individual portfolio companies can result in quarter-to-quarter mark-downs and mark-ups of the value of individual investments that collectively can materially affect our net asset value, or NAV. Also, our determinations of fair value of privately-held securities may differ materially from the values that would exist if there was a ready market for these investments. A large number of entities compete for the same kind of investment opportunities as we do. Moreover, our business requires a substantial amount of capital to operate and to grow and we seek additional capital from external sources. In addition, the failure to qualify as a RIC eligible for pass-through tax treatment under the Code on income distributed to stockholders could have a materially adverse effect on the total return, if any, obtainable from an investment in our Securities. See “Risk Factors” and the other information included in this prospectus for a discussion of factors you should carefully consider before deciding to invest in our Securities.

Plan of distribution
We may offer, from time to time, up to $5,000,000,000 of our common stock, preferred stock, debt securities, subscription rights to purchase shares of our securities, warrants representing rights to purchase our securities or separately tradeable units combining two or more of our securities on the terms to be determined at the time of the offering. Securities may be offered at prices and on terms described in one or more supplements to this prospectus directly to one or more purchasers, through agents designated from time to time by us, or to or through underwriters or dealers. The supplement to this prospectus relating to the offering will identify any agents or underwriters involved in the sale of our Securities, and will set forth any applicable purchase price, fee and commission or discount arrangement or the basis upon which such amount may be calculated. We may not sell Securities pursuant to this prospectus without delivering a prospectus supplement describing the method and terms of the offering of such Securities. For more information, see “Plan of Distribution.”

Fees and Expenses
The following tables are intended to assist you in understanding the costs and expenses that an investor in this offering will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. In these tables, we assume that we have borrowed $885.0 million under our credit facility, which is the maximum amount available under the credit facility, in addition to our other indebtedness of $2.7 billion and a maximum sales load pursuant to the equity distribution agreements. We do not intend to issue preferred stock during the year. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “you” or “us” or that “we” will pay fees or expenses, the Company will pay such fees and expenses out of our net assets and, consequently, you will indirectly bear such fees or expenses as an investor in the Company. However, you will not be required to deliver any money or otherwise bear personal liability or responsibility for such fees or expenses.

Stockholder transaction expenses:
Sales load (as a percentage of offering price)(1)	2.00%
Offering expenses borne by the Company (as a percentage of offering price)(2)	0.09%
Dividend reinvestment plan expenses(3)	None
Total stockholder transaction expenses (as a percentage of offering price)(4)	2.09%
Annual expenses (as a percentage of net assets attributable to common stock):
Management fees(5)	3.93%
Incentive fees payable under Investment Advisory Agreement (20% of realized capital gains and 20% of pre-incentive fee net investment income)(6)	2.45%
Total advisory fees	6.38%
Total interest expense(7)	4.41%
Acquired Fund Fees and Expenses(8)	0.01%
Other expenses(9)	1.26%
Total annual expenses(6)(9)	12.06%
Example
The following table demonstrates the projected dollar amount of cumulative expenses we would pay out of net assets and that you would indirectly bear over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed we have borrowed all $885.0 million available under our line of credit, in addition to our other indebtedness of $2.7 billion and that our annual operating expenses would remain at the levels set forth in the table above and that we would pay the costs shown in the table above. We do not anticipate increasing the leverage percentage to a level higher than that which would be indicated after the borrowing of the entire available balance of the credit facility. Any future debt issuances would be dependent on future equity issuances and we do not anticipate any significant change in the borrowing costs as a percentage of net assets attributable to common stock.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return*	$115.00	$290.38	$449.88	$788.70
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return**	$124.79	$318.08	$493.55	$864.23
____________________________________

*	Assumes that we will not realize any capital gains computed net of all realized capital losses and unrealized capital depreciation.

**
Assumes no unrealized capital depreciation or realized capital losses and 5% annual return resulting entirely from net realized capital gains (and therefore subject to the capital gains incentive fee).

While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. The income incentive fee under our Investment Advisory Agreement with Prospect Capital Management is unlikely to be material assuming a 5% annual return and is not included in the example. If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger an incentive fee of a material amount, our distributions to our common stockholders and our expenses would likely be higher. In addition, while the example assumes reinvestment of all dividends and other distributions at NAV, participants in our dividend reinvestment plan will receive a number of shares of our common stock determined by dividing the total dollar amount of the distribution payable to a participant by the market price per share of our common stock at the close of trading on the valuation date for the distribution. See “Dividend Reinvestment Plan” for additional information regarding our dividend reinvestment plan.
This example and the expenses in the table above should not be considered a representation of our future expenses. Actual expenses (including the cost of debt, if any, and other expenses) may be greater or less than those shown.
____________________________________

(1)	In the event that the Securities to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will disclose the estimated applicable sales load.

(2)	The related prospectus supplement will disclose the estimated amount of offering expenses, the offering price and the estimated offering expenses borne by us as a percentage of the offering price.

(3)	The expenses of the dividend reinvestment plan are included in “other expenses.” See “Capitalization” in this prospectus.

(4)	The related prospectus supplement will disclose the offering price and the total stockholder transaction expenses as a percentage of the offering price.

(5)
Our base management fee is 2% of our gross assets (which include any amount borrowed, i.e., total assets without deduction for any liabilities, including any borrowed amounts for non-investment purposes, for which purpose we have not and have no intention of borrowing). Although we have no intent to borrow the entire amount available under our line of credit, assuming that we had total borrowings of $3.5 billion, the 2% management fee of gross assets would equal approximately 3.93% of net assets. Based on our borrowings as of October 27, 2015 of $2.7 billion, the 2% management fee of gross assets would equal approximately 3.61% of net assets including costs of the undrawn credit facility. See “Business— Management Services—Investment Advisory Agreement” and footnote 5 below.

(6)
Based on the incentive fee paid during our most recently completed quarter ended June 30, 2015, all of which consisted of an income incentive fee. The capital gain incentive fee is paid without regard to pre-incentive fee income. The incentive fee has two parts. The first part, the income incentive fee, which is payable quarterly in arrears, will equal 20% of the excess, if any, of our pre-incentive fee net investment income that exceeds a 1.75% quarterly (7% annualized) hurdle rate, subject to a “catch up” provision measured as of the end of each calendar quarter. For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees and other fees that we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable under the Administration Agreement described below, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment in kind interest and zero coupon securities), accrued income that we have not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets at the end of the immediately preceding calendar quarter, is compared to a “hurdle rate” of 1.75% per quarter (7% annualized). The “catch-up” provision requires us to pay 100% of our pre-incentive fee net investment income with respect to that portion of such income, if any, that exceeds the hurdle rate but is less than 125% of the quarterly hurdle rate in any calendar quarter (8.75% annualized assuming an annualized hurdle rate of 7%). The “catch-up” provision is meant to provide Prospect Capital Management with 20% of our pre-incentive fee net investment income as if a hurdle rate did not apply when our pre-incentive fee net investment income exceeds 125% of the quarterly hurdle rate in any calendar quarter (8.75% annualized assuming an annualized hurdle rate of 7%). The second part of the incentive fee, the capital gains incentive fee, is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date), and equals 20% of our realized capital gains for the calendar year, if any, computed net of all realized capital losses and unrealized capital depreciation at the end of such year. For a more detailed discussion of the calculation of the two-part incentive fee, see “Management Services—Investment Advisory Agreement” in the accompanying prospectus.

(7)
As of October 27, 2015, Prospect has $2.7 billion outstanding of its Unsecured Notes (as defined below) in various maturities, ranging from December 15, 2015 to October 15, 2043, and interest rates, ranging from 3.29% to 7.0%, some of which are convertible into shares of Prospect common stock at various conversion rates. Interest on borrowings under our credit facility is one-month LIBOR plus 225 basis points, with no minimum LIBOR floor. Additionally, the lenders charge a fee on the unused portion of the credit facility equal to either 50 basis points if at least thirty-five percent of the credit facility is drawn or 100 basis points otherwise. Please see “Business of Prospect—General” and “Risks Related to Prospect—Risks Relating to Prospect’s Business” below for more detail on the Unsecured Notes.

(8)
The Company’s stockholders indirectly bear the expenses of underlying investment companies in which the Company invests. This amount includes the fees and expenses of investment companies in which the Company is invested in as of June 30, 2015. When applicable, fees and expenses are based on historic fees and expenses for the investment companies, and for those investment companies with little or no operating history fees and expenses are based on expected fees and expenses stated in the investment companies’ prospectus or other similar communication without giving effect to any performance. Future fees and expenses for certain investment companies may be substantially higher or lower because certain fees and expenses are based on the performance of the investment companies, which may fluctuate over time. The amount of the Company’s average net assets used in calculating this percentage was based on net assets of approximately $3.7 billion as of June 30, 2015. The expenses of the CLOs in which we invest are not included in Acquired Fund Fees and Expenses and are included in Other expenses.

(9)
“Other expenses” are based on estimated amounts for the current fiscal year. The amount shown above represents annualized expenses during our three months ended June 30, 2015 representing all of our estimated recurring operating expenses (except fees and expenses reported in other items of this table) that are deducted from our operating income and reflected as expenses in our Statement of Operations. The estimate of our overhead expenses, including payments under an administration agreement with Prospect Administration, or the Administration Agreement is based on our projected allocable portion of overhead and other expenses incurred by Prospect Administration in performing its obligations under the Administration Agreement. “Other expenses” does not include non-recurring expenses. See “Business—Management Services—Administration Agreement.”

SELECTED CONDENSED FINANCIAL DATA
You should read the condensed consolidated financial information below with the Consolidated Financial Statements and notes thereto included in this prospectus. Financial information below for the years ended June 30, 2015, 2014, 2013, 2012 and 2011 has been derived from the financial statements that were audited by our independent registered public accounting firm. Certain reclassifications have been made to the prior period financial information to conform to the current period presentation. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations” starting on page 39 for more information.

	Year Ended June 30,
	2015	2014	2013	2012	2011
	(in thousands except data relating to shares, per share and number of portfolio companies)
Summary of Operations
Total investment income	$791,084	$712,291	$576,336	$320,910	$169,476
Total operating expenses	428,337	355,068	251,412	134,226	75,255
Net investment income	362,747	357,223	324,924	186,684	94,221
Net realized and unrealized (losses) gains on investments	(12,458)	(38,203)	(104,068)	4,220	24,017
Net realized losses on extinguishment of debt	(3,950)	—	—	—	—
Net increase in net assets resulting from operations	346,339	319,020	220,856	190,904	118,238

Per Share Data
Net investment income(1)	$1.03	$1.19	$1.57	$1.63	$1.10
Net increase in net assets resulting from operations(1)	0.98	1.06	1.07	1.67	1.38
Dividends to shareholders	(1.19)	(1.32)	(1.28)	(1.22)	(1.21)
Net asset value at end of year	10.31	10.56	10.72	10.83	10.36

Balance Sheet Data
Total assets	$6,798,054	$6,477,269	$4,448,217	$2,255,254	$1,549,317
Total debt outstanding	2,983,736	2,773,051	1,683,002	664,138	406,700
Net assets	3,703,049	3,618,182	2,656,494	1,511,974	1,114,357

Other Data
Investment purchases for the year	$2,088,988	$2,952,356	$3,103,217	$1,120,659	$953,337
Investment sales and repayments for the year	$1,633,073	$786,969	$931,534	$500,952	$285,562
Number of portfolio companies at year end	131	142	124	85	72
Total return based on market value(2)	(20.8%)	10.9%	6.2%	27.2%	17.2%
Total return based on net asset value(2)	11.5%	11.0%	10.9%	18.0%	12.5%
Weighted average yield on debt portfolio at year end(3)	12.7%	12.1%	13.6%	13.9%	12.8%
_______________________________________

(1)	Per share data is based on the weighted average number of common shares outstanding for the period presented (except for dividends to shareholders which is based on actual rate per share).

(2)
Total return based on market value is based on the change in market price per share between the opening and ending market prices per share in each period and assumes that dividends are reinvested in accordance with our dividend reinvestment plan. Total return based on net asset value is based upon the change in net asset value per share between the opening and ending net asset values per share in each period and assumes that dividends are reinvested in accordance with our dividend reinvestment plan.

(3)	Excludes equity investments and non-performing loans.

RISK FACTORS
Investing in our Securities involves a high degree of risk. You should carefully consider the risks described below, together with all of the other information included in this prospectus, before you decide whether to make an investment in our Securities. The risks set forth below are not the only risks we face. If any of the adverse events or conditions described below occurs, our business, financial condition and results of operations could be materially adversely affected. In such case, our NAV, and the trading price of our common stock could decline, or the value of our preferred stock, debt securities, and warrants, if any are outstanding, may decline, and you may lose all or part of your investment.
Risks Relating to Our Business
Capital markets may experience periods of disruption and instability. Such market conditions may materially and adversely affect debt and equity capital markets in the United States and abroad, which may have a negative impact on our business and operations.
From time to time, capital markets may experience periods of disruption and instability. For example, between 2007 and 2009, the global capital markets experienced an extended period of disruption as evidenced by a lack of liquidity in the debt capital markets, write-offs in the financial services sector, the re-pricing of credit risk and the failure of certain major financial institutions. Despite actions of the United States, federal government and foreign governments, these events contributed to worsening general economic conditions that materially and adversely impacted the broader financial and credit markets and reduced the availability of debt and equity capital for the market as a whole and financial services firms in particular. While the adverse effects of these conditions have abated to a degree, global financial markets experienced significant volatility following the downgrade by Standard & Poor’s on August 5, 2011 of the long-term credit rating of U.S. Treasury debt from AAA to AA+. These market conditions have historically and could again have a material adverse effect on debt and equity capital markets in the United States and Europe, which could have a materially negative impact on our business, financial condition and results of operations. We and other companies in the financial services sector may have to access, if available, alternative markets for debt and equity capital. In such circumstances, equity capital may be difficult to raise because subject to some limited exceptions, as a BDC, we are generally not able to issue additional shares of our common stock at a price less than net asset value without general approval by our stockholders, which we currently have, and approval of the specific issuance by our Board of Directors. In addition, our ability to incur indebtedness or issue preferred stock is limited by applicable regulations such that our asset coverage, as defined in the 1940 Act, must equal at least 200% immediately after each time we incur indebtedness or issue preferred stock. The debt capital that may be available, if at all, may be at a higher cost and on less favorable terms and conditions in the future. Any inability to raise capital could have a negative effect on our business, financial condition and results of operations.
Market conditions may in the future make it difficult to extend the maturity of or refinance our existing indebtedness, including the final maturity of our credit facility in March 2019, and any failure to do so could have a material adverse effect on our business. The illiquidity of our investments may make it difficult for us to sell such investments if required. As a result, we may realize significantly less than the value at which we have recorded our investments.
Given the extreme volatility and dislocation that the capital markets have historically experienced, many BDCs have faced, and may in the future face, a challenging environment in which to raise capital. We may in the future have difficulty accessing debt and equity capital, and a severe disruption in the global financial markets or deterioration in credit and financing conditions could have a material adverse effect on our business, financial condition and results of operations. In addition, significant changes in the capital markets, including the extreme volatility and disruption, have had, and may in the future have, a negative effect on the valuations of our investments and on the potential for liquidity events involving our investments. An inability to raise capital, and any required sale of our investments for liquidity purposes, could have a material adverse impact on our business, financial condition or results of operations.
The Investment Adviser does not know how long the financial markets will continue to be affected by these events and cannot predict the effects of these or similar events in the future on the United States economy and securities markets or on our investments. The Investment Adviser monitors developments and seeks to manage our investments in a manner consistent with achieving our investment objective, but there can be no assurance that it will be successful in doing so; and the Investment Adviser may not timely anticipate or manage existing, new or additional risks, contingencies or developments, including regulatory developments in the current or future market environment.
We are required to record certain of our assets at fair value, as determined in good faith by our Board of Directors in accordance with our valuation policy. As a result, volatility in the capital markets may have a material adverse effect on our investment valuations and our net asset value, even if we plan to hold investments to maturity.

The downgrade of the U.S. credit rating and economic crisis in Europe could negatively impact our business, financial condition and earnings.
Although lawmakers passed legislation to raise the federal debt ceiling and Standard & Poor's Ratings Services affirmed its AA+ long-term sovereign credit rating on the United States and revised the outlook on the long-term rating from negative to stable in June of 2013, U.S. debt ceiling and budget deficit concerns together with signs of deteriorating sovereign debt conditions in Europe continue to present the possibility of a credit-rating downgrade, economic slowdowns, or a recession for the United States. The impact of any further downgrades to the U.S. government's sovereign credit rating or downgraded sovereign credit ratings of European countries or the Russian Federation, or their perceived creditworthiness could adversely affect the U.S. and global financial markets and economic conditions. These developments, along with any further European sovereign debt issues, could cause interest rates and borrowing costs to rise, which may negatively impact our ability to access the debt markets on favorable terms. Continued adverse economic conditions could have a material adverse effect on our business, financial condition and results of operations.
In October 2014, the Federal Reserve announced that it was concluding its bond-buying program. It is unknown what effect, if any, the conclusion of this program will have on credit markets and the value of our investments. These and any future developments and reactions of the credit markets toward these developments could cause interest rates and borrowing costs to rise, which may negatively impact our ability to obtain debt financing on favorable terms. Additionally, in January 2015, the Federal Reserve reaffirmed its view that the current target range for the federal funds rate was appropriate based on current economic conditions. However, if key economic indicators, such as the unemployment rate or inflation, do not progress at a rate consistent with the Federal Reserve’s objectives, the target range for the federal funds rate may increase and cause interest rates and borrowing costs to rise, which may negatively impact our ability to access the debt markets on favorable terms.
Rising interest rates may adversely affect the value of our portfolio investments which could have an adverse effect on our business, financial condition and results of operations.
Our debt investments may be based on floating rates, such as London Interbank Offer Rate ("LIBOR"), EURIBOR, the Federal Funds Rate or the Prime Rate. General interest rate fluctuations may have a substantial negative impact on our investments, the value of our common stock and our rate of return on invested capital. A reduction in the interest rates on new investments relative to interest rates on current investments could also have an adverse impact on our net interest income. An increase in interest rates could decrease the value of any investments we hold which earn fixed interest rates, including subordinated loans, senior and junior secured and unsecured debt securities and loans and high yield bonds, and also could increase our interest expense, thereby decreasing our net income. Also, an increase in interest rates available to investors could make investment in our common stock less attractive if we are not able to increase our dividend rate, which could reduce the value of our common stock.
Because we have borrowed money, and may issue preferred stock to finance investments, our net investment income depends, in part, upon the difference between the rate at which we borrow funds or pay distributions on preferred stock and the rate that our investments yield. As a result, we can offer no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income. In periods of rising interest rates, our cost of funds would increase except to the extent we have issued fixed rate debt or preferred stock, which could reduce our net investment income.
You should also be aware that a change in the general level of interest rates can be expected to lead to a change in the interest rate we receive on many of our debt investments. Accordingly, a change in the interest rate could make it easier for us to meet or exceed the performance threshold and may result in a substantial increase in the amount of incentive fees payable to our Investment Adviser with respect to the portion of the Incentive Fee based on income.
Changes relating to the LIBOR calculation process may adversely affect the value of our portfolio of LIBOR-indexed, floating-rate debt securities.
In the recent past, concerns have been publicized that some of the member banks surveyed by the British Bankers' Association (“BBA”) in connection with the calculation of LIBOR across a range of maturities and currencies may have been under-reporting or otherwise manipulating the inter-bank lending rate applicable to them in order to profit on their derivatives positions or to avoid an appearance of capital insufficiency or adverse reputational or other consequences that may have resulted from reporting inter-bank lending rates higher than those they actually submitted. A number of BBA member banks entered into settlements with their regulators and law enforcement agencies with respect to alleged manipulation of LIBOR, and investigations by regulators and governmental authorities in various jurisdictions are ongoing.
Actions by the BBA, regulators or law enforcement agencies as a result of these or future events, may result in changes to the manner in which LIBOR is determined. Potential changes, or uncertainty related to such potential changes may adversely affect the market for LIBOR-based securities, including our portfolio of LIBOR-indexed, floating-rate debt securities. In addition, any further changes or reforms to the determination or supervision of LIBOR may result in a sudden or prolonged increase or decrease in reported LIBOR, which could have an adverse impact on the market for LIBOR-based securities or the value of our portfolio of LIBOR-indexed, floating-rate debt securities.
Volatility in the global financial markets resulting from relapse of the Eurozone crisis, geopolitical developments in Eastern Europe, turbulence in the Chinese stock markets and global commodity markets or otherwise could have a material adverse effect on our business, financial condition and results of operations.
Volatility in the global financial markets could have an adverse effect on the economic recovery in the United States and could result from a number of causes, including a relapse in the Eurozone crisis, geopolitical developments in Eastern Europe, turbulence in the Chinese stock markets and global commodity markets or otherwise. The effects of the Eurozone crisis, which began in late 2009 as part of the global economic and financial crisis, continued to impact the global financial markets through 2015. Numerous factors continued to fuel the Eurozone crisis, including continued high levels of government debt, the undercapitalization and liquidity problems of many banks in the Eurozone and relatively low levels of economic growth. These factors made it difficult or impossible for some countries in the Eurozone, including Greece, Ireland and Portugal, to repay or refinance their debt without the assistance of third parties. As a combination of austerity programs, debt write-downs and the European Central Bank’s commitment to restore financial stability to the Eurozone and the finalization of the primary European Stability Mechanism bailout fund, in 2013 and into 2014 interest rates began to fall and stock prices began to increase. Although these trends helped to stabilize the effects of the Eurozone crisis in the first half of 2014, the underlying causes of the crisis were not completely eliminated. As a result, the financial markets relapsed toward the end of 2014. In particular, Greece’s newly elected government, which campaigned against austerity measures, has been unable to reach an acceptable solution to the country’s debt crisis with the European Union, and in June 2015, Greece failed to make a scheduled debt repayment to the International Monetary Fund, falling into arrears. Following further unsuccessful negotiations between the government of Greece and the European Union to solve the Greek debt crisis, on July 5, 2015, Greek voters rejected a bailout package submitted by the European Commission, the European Central Bank and the International Monetary Fund, and while the European Central Bank continues to extend credit to Greece, it is uncertain how long such support will last, whether Greece will receive and accept any future bailout packages and whether Greece will default on future payments. The result of continued defaults and the removal of credit support for Greek banks may cause Greece to exit the European Union, which could lead to significant economic uncertainty and abandonment of the Euro common currency, resulting in destabilization in the financial markets. Continued financial instability in Greece and in other similarly situated Eurozone countries could have a continued contagion effect on the financial markets. Stock prices in China have experienced a significant drop in the second quarter of 2015, resulting primarily from continued sell-off of shares trading in Chinese markets. The volatility has been followed by volatility in stock markets around the world, including in the United States, as well as increased turbulence in commodity markets, such as reductions in prices of crude oil. Although the Chinese government has already taken steps to halt the collapse, it is uncertain what effect such measures will have, if any. Continued sell-off and price drops in the Chinese stock markets may have a contagion effect across the financial markets. In addition, Russian intervention in Ukraine during 2014 significantly increased regional geopolitical tensions. In response to Russian actions, U.S. and European governments have imposed sanctions on a limited number of Russian individuals and business entities. The situation remains fluid with potential for further escalation of geopolitical tensions, increased severity of sanctions against Russian interests, and possible Russian counter-measures. Further economic sanctions could destabilize the economic environment and result in increased volatility. Should the economic recovery in the United States be adversely impacted by increased volatility in the global financial markets caused by continued contagion from the Eurozone crisis, developments in respect of the Russian sanctions, further turbulence in Chinese stock markets and global commodity markets or for any other reason, loan and asset growth and liquidity conditions at U.S. financial institutions, including us, may deteriorate.
We may suffer credit losses.
Investment in small and middle-market companies is highly speculative and involves a high degree of risk of credit loss. These risks are likely to increase during volatile economic periods. See “Risks Related to Our Investments.”
Our financial condition and results of operations will depend on our ability to manage our future growth effectively.
Prospect Capital Management has been registered as an investment adviser since March 31, 2004, and we have been organized as a closed-end investment company since April 13, 2004. Our ability to achieve our investment objective depends on our ability to grow, which depends, in turn, on the Investment Adviser’s ability to continue to identify, analyze, invest in and monitor companies that meet our investment criteria. Accomplishing this result on a cost-effective basis is largely a function of the Investment Adviser’s structuring of investments, its ability to provide competent, attentive and efficient services to us and our access to financing on acceptable terms. As we continue to grow, Prospect Capital Management will need to continue to hire, train, supervise and manage new employees. Failure to manage our future growth effectively could have a materially adverse effect on our business, financial condition and results of operations.
We are dependent upon Prospect Capital Management’s key management personnel for our future success.
We depend on the diligence, skill and network of business contacts of the senior management of the Investment Adviser. We also depend, to a significant extent, on the Investment Adviser’s access to the investment professionals and the information and deal flow generated by these investment professionals in the course of their investment and portfolio management activities. The senior management team of the Investment Adviser evaluates, negotiates, structures, closes, monitors and services our investments. Our success depends to a significant extent on the continued service of the senior management team, particularly John F. Barry III and M. Grier Eliasek. The departure of any of the senior management team could have a materially adverse effect on our ability to achieve our investment objective. In addition, we can offer no assurance that Prospect Capital Management will remain the Investment Adviser or that we will continue to have access to its investment professionals or its information and deal flow.
We operate in a highly competitive market for investment opportunities.
A number of entities compete with us to make the types of investments that we make in middle-market companies. We compete with other BDCs, public and private funds, commercial and investment banks, commercial financing companies, insurance companies, hedge funds, and, to the extent they provide an alternative form of financing, private equity funds. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. Some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a BDC and that the Code imposes on us as a RIC. We cannot assure you that the competitive pressures we face will not have a material adverse effect on our business, financial condition and results of operations. Also, as a result of this competition, we may not be able to pursue attractive investment opportunities from time to time.
We do not seek to compete primarily based on the interest rates we offer and we believe that some of our competitors may make loans with interest rates that are comparable to or lower than the rates we offer. Rather, we compete with our competitors based on our existing investment platform, seasoned investment professionals, experience and focus on middle-market companies, disciplined investment philosophy, extensive industry focus and flexible transaction structuring.
We may lose investment opportunities if we do not match our competitors’ pricing, terms and structure. If we match our competitors’ pricing, terms and structure, we may experience decreased net interest income and increased risk of credit loss. As a result of operating in such a competitive environment, we may make investments that are on less favorable terms than what we may have originally anticipated, which may impact our return on these investments.
We fund a portion of our investments with borrowed money, which magnifies the potential for gain or loss on amounts invested and may increase the risk of investing in us.
Borrowings and other types of financing, also known as leverage, magnify the potential for gain or loss on amounts invested and, therefore, increase the risks associated with investing in our securities. Our lenders have fixed dollar claims on our assets that are superior to the claims of our common stockholders or any preferred stockholders. If the value of our assets increases, then leveraging would cause the net asset value to increase more sharply than it would have had we not leveraged. Conversely, if the value of our assets decreases, leveraging would cause net asset value to decline more sharply than it otherwise would have had we not leveraged. Similarly, any increase in our income in excess of consolidated interest payable on the borrowed funds would cause our net income to increase more than it would without the leverage, while any decrease in our income would cause net income to decline more sharply than it would have had we not borrowed. Such a decline could negatively affect our ability to make common stock dividend payments. Leverage is generally considered a speculative investment technique.
Changes in interest rates may affect our cost of capital and net investment income.
A portion of the debt investments we make bears interest at fixed rates and other debt investments bear interest at variable rates with floors and the value of these investments could be negatively affected by increases in market interest rates. In addition, as the interest rate on our revolving credit facility is at a variable rate based on an index, an increase in interest rates would make it more expensive to use debt to finance our investments. As a result, an increase in market interest rates could both reduce the value of our portfolio investments and increase our cost of capital, which could reduce our net investment income or net increase in net assets resulting from operations.
We need to raise additional capital to grow because we must distribute most of our income.
We need additional capital to fund growth in our investments. A reduction in the availability of new capital could limit our ability to grow. We must distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, to our stockholders to maintain our status as a regulated investment company, or RIC, for U.S. federal income tax purposes. As a result, such earnings are not available to fund investment originations. We have sought additional capital by borrowing from financial institutions and may issue debt securities or additional equity securities. If we fail to obtain funds from such sources or from other sources to fund our investments, we could be limited in our ability to grow, which may have an adverse effect on the value of our common stock. In addition, as a business development company, we generally may not borrow money or issue debt securities or issue preferred stock unless immediately thereafter our ratio of total assets to total borrowings and other senior securities is at least 200%. This may restrict our ability to obtain additional leverage in certain circumstances.
We may experience fluctuations in our quarterly results.
We could experience fluctuations in our quarterly operating results due to a number of factors, including the level of structuring fees received, the interest or dividend rates payable on the debt or equity securities we hold, the default rate on debt securities, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets, and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.
Our most recent NAV was calculated on June 30, 2015 and our NAV when calculated effective September 30, 2015 and thereafter may be higher or lower.
Our most recently estimated NAV per share is $10.35 on an as adjusted basis solely to give effect to our issuance of 679,645 shares of our common stock since June 30, 2015 in connection with our dividend reinvestment plan and our repurchase of 4,558,750 shares of our common stock during the period from July 28, 2015 to October 16, 2015 (with settlement dates of July 31, 2015 to October 21, 2015), $0.04 higher than the $10.31 determined by us as of June 30, 2015. NAV per share as of September 30, 2015 may be higher or lower than $10.35 based on potential changes in valuations, issuances of securities, repurchases of securities, dividends paid and earnings for the quarter then ended. Our Board of Directors has not yet determined the fair value of portfolio investments at any date subsequent to June 30, 2015. Our Board of Directors determines the fair value of our portfolio investments on a quarterly basis in connection with the preparation of quarterly financial statements and based on input from independent valuation firms, the Investment Adviser, the Administrator and the Audit Committee of our Board of Directors.
The Investment Adviser’s liability is limited under the Investment Advisory Agreement, and we are required to indemnify the Investment Adviser against certain liabilities, which may lead the Investment Adviser to act in a riskier manner on our behalf than it would when acting for its own account.
The Investment Adviser has not assumed any responsibility to us other than to render the services described in the Investment Advisory Agreement, and it will not be responsible for any action of our Board of Directors in declining to follow the Investment Adviser’s advice or recommendations. Pursuant to the Investment Advisory Agreement, the Investment Adviser and its members and their respective officers, managers, partners, agents, employees, controlling persons and members and any other person or entity affiliated with it will not be liable to us for their acts under the Investment Advisory Agreement, absent willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. We have agreed to indemnify, defend and protect the Investment Adviser and its members and their respective officers, managers, partners, agents, employees, controlling persons and members and any other person or entity affiliated with it with respect to all damages, liabilities, costs and expenses resulting from acts of the Investment Adviser not arising out of willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties under the Investment Advisory Agreement. These protections may lead the Investment Adviser to act in a riskier manner when acting on our behalf than it would when acting for its own account.
Potential conflicts of interest could impact our investment returns.
Our executive officers and directors, and the executive officers of the Investment Adviser, may serve as officers, directors or principals of entities that operate in the same or related lines of business as we do or of investment funds managed by our affiliates. Accordingly, they may have obligations to investors in those entities, the fulfillment of which might not be in our best interests or those of our stockholders. Nevertheless, it is possible that new investment opportunities that meet our investment objective may come to the attention of one of these entities in connection with another investment advisory client or program, and, if so, such opportunity might not be offered, or otherwise made available, to us. However, as an investment adviser, Prospect Capital Management has a fiduciary obligation to act in the best interests of its clients, including us. To that end, if Prospect Capital Management or its affiliates manage any additional investment vehicles or client accounts in the future, Prospect Capital Management will endeavor to allocate investment opportunities in a fair and equitable manner over time so as not to discriminate unfairly against any client. If Prospect Capital Management chooses to establish another investment fund in the future, when the investment professionals of Prospect Capital Management identify an investment, they will have to choose which investment fund should make the investment.
In the course of our investing activities, under the Investment Advisory Agreement we pay base management and incentive fees to Prospect Capital Management and reimburse Prospect Capital Management for certain expenses it incurs. As a result of the Investment Advisory Agreement, there may be times when the senior management team of Prospect Capital Management has interests that differ from those of our stockholders, giving rise to a conflict.
The Investment Adviser receives a quarterly income incentive fee based, in part, on our pre-incentive fee net investment income, if any, for the immediately preceding calendar quarter. This income incentive fee is subject to a fixed quarterly hurdle rate before providing an income incentive fee return to Prospect Capital Management. This fixed hurdle rate was determined when then current interest rates were relatively low on a historical basis. Thus, if interest rates rise, it would become easier for our investment income to exceed the hurdle rate and, as a result, more likely that Prospect Capital Management will receive an income incentive fee than if interest rates on our investments remained constant or decreased. Subject to the receipt of any requisite stockholder approval under the 1940 Act, our Board of Directors may adjust the hurdle rate by amending the Investment Advisory Agreement.
The income incentive fee payable by us is computed and paid on income that may include interest that has been accrued but not yet received in cash. If a portfolio company defaults on a loan that has a deferred interest feature, it is possible that interest accrued under such loan that has previously been included in the calculation of the income incentive fee will become uncollectible. If this happens, we will reverse the interest that was recorded but Prospect Capital Management is not required to reimburse us for any such income incentive fee payments that were received in the past but would reduce the current period incentive fee for the effects of the reversal, if any. If we do not have sufficient liquid assets to pay this incentive fee or distributions to stockholders on such accrued income, we may be required to liquidate assets in order to do so. This fee structure could give rise to a conflict of interest for Prospect Capital Management to the extent that it may encourage Prospect Capital Management to favor debt financings that provide for deferred interest, rather than current cash payments of interest.
We have entered into a royalty-free license agreement with Prospect Capital Investment Management, LLC, an affiliate of Prospect Capital Management. Under this agreement, Prospect Capital Investment Management agrees to grant us a non-exclusive license to use the name “Prospect Capital.” Under the license agreement, we have the right to use the “Prospect Capital” name for so long as Prospect Capital Management or one of its affiliates remains our investment adviser. In addition, we rent office space from Prospect Administration, an affiliate of Prospect Capital Management, and pay Prospect Administration our allocable portion of overhead and other expenses incurred by Prospect Administration in performing its obligations as Administrator under the Administration Agreement, including rent and our allocable portion of the costs of our Chief Financial Officer and Chief Compliance Officer and their respective staffs. This may create conflicts of interest that our Board of Directors monitors.
Our incentive fee could induce Prospect Capital Management to make speculative investments.
The incentive fee payable by us to Prospect Capital Management may create an incentive for the Investment Adviser to make investments on our behalf that are more speculative or involve more risk than would be the case in the absence of such compensation arrangement. The way in which the incentive fee payable is determined (calculated as a percentage of the return on invested capital) may encourage the Investment Adviser to use leverage to increase the return on our investments. Increased use of leverage and this increased risk of replacement of that leverage at maturity would increase the likelihood of default, which would disfavor holders of our common stock. Similarly, because the Investment Adviser will receive an incentive fee based, in part, upon net capital gains realized on our investments, the Investment Adviser may invest more than would otherwise be appropriate in companies whose securities are likely to yield capital gains, as compared to income producing securities. Such a practice could result in our investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during economic downturns.
The incentive fee payable by us to Prospect Capital Management could create an incentive for the Investment Adviser to invest on our behalf in instruments, such as zero coupon bonds, that have a deferred interest feature. Under these investments, we would accrue interest income over the life of the investment but would not receive payments in cash on the investment until the end of the term. Our net investment income used to calculate the income incentive fee, however, includes accrued interest. For example, accrued interest, if any, on our investments in zero coupon bonds will be included in the calculation of our incentive fee, even though we will not receive any cash interest payments in respect of payment on the bond until its maturity date. Thus, a portion of this incentive fee would be based on income that we may not have yet received in cash in the event of default may never receive.
We may be obligated to pay our Investment Adviser incentive compensation even if we incur a loss.
The Investment Adviser is entitled to incentive compensation for each fiscal quarter based, in part, on our pre-incentive fee net investment income if any, for the immediately preceding calendar quarter above a performance threshold for that quarter. Accordingly, since the performance threshold is based on a percentage of our net asset value, decreases in our net asset value make it easier to achieve the performance threshold. Our pre-incentive fee net investment income for incentive compensation purposes excludes realized and unrealized capital losses or depreciation that we may incur in the fiscal quarter, even if such capital losses or depreciation result in a net loss on our statement of operations for that quarter. Thus, we may be required to pay the Investment Adviser incentive compensation for a fiscal quarter even if there is a decline in the value of our portfolio or we incur a net loss for that quarter.
The Investment Adviser and Administrator have the right to resign on 60 days’ notice, and we may not be able to find a suitable replacement within that time, resulting in a disruption in our operations that could adversely affect our business, financial condition and results of operations.
The Investment Adviser and Administrator have the right, under the Investment Advisory Agreement and Administration Agreement, respectively, to resign at any time upon not less than 60 days’ written notice, whether we have found a replacement or not. If the Investment Adviser or Administrator resigns, we may not be able to find a replacement or hire internal management or administration with similar expertise and ability to provide the same or equivalent services on acceptable terms within 60 days, or at all. If we are unable to do so quickly, our operations are likely to experience a disruption, our business, financial condition and results of operations as well as our ability to pay distributions are likely to be adversely affected and the market price of our shares may decline. In addition, the coordination of our internal management and investment activities or our internal administration activities, as applicable, is likely to suffer if we are unable to identify and reach an agreement with a single institution or group of executives having the expertise possessed by the Investment Adviser and its affiliates or the Administrator and its affiliates. Even if we are able to retain comparable management or administration, whether internal or external, the integration of such management or administration and their lack of familiarity with our investment objective may result in additional costs and time delays that may adversely affect our business, financial condition and results of operations.
Changes in the laws or regulations governing our business or the businesses of our portfolio companies and any failure by us or our portfolio companies to comply with these laws or regulations could negatively affect the profitability of our operations or the profitability of our portfolio companies.
We are subject to changing rules and regulations of federal and state governments, as well as the stock exchange on which our common stock is listed. These entities, including the Public Company Accounting Oversight Board, the SEC and the NASDAQ Global Select Market, have issued a significant number of new and increasingly complex requirements and regulations over the course of the last several years and continue to develop additional regulations. In particular, changes in the laws or regulations or the interpretations of the laws and regulations that govern BDCs, RICs or non-depository commercial lenders could significantly affect our operations and our cost of doing business. We are subject to federal, state and local laws and regulations and are subject to judicial and administrative decisions that affect our operations, including our loan originations, maximum interest rates, fees and other charges, disclosures to portfolio companies, the terms of secured transactions, collection and foreclosure procedures and other trade practices. If these laws, regulations or decisions change, or if we expand our business into jurisdictions that have adopted more stringent requirements than those in which we currently conduct business, we may have to incur significant expenses in order to comply, or we might have to restrict our operations. In addition, if we do not comply with applicable laws, regulations and decisions, we may lose licenses needed for the conduct of our business and be subject to civil fines and criminal penalties, any of which could have a material adverse effect upon our business, financial condition and results of operations.
Foreign and domestic political risk may adversely affect our business.
We are exposed to political risk to the extent that Prospect Capital Management, on its behalf and subject to its investment guidelines, transacts in securities in the U.S. and foreign markets. The governments in any of these jurisdictions could impose restrictions, regulations or other measures, which may have a material adverse impact on our strategy.

If we fail to maintain an effective system of internal control over financial reporting, we may not be able to accurately report our financial results or prevent fraud. As a result, stockholders could lose confidence in our financial and other public reporting, which would harm our business and the trading price of our common stock.
Effective internal controls over financial reporting are necessary for us to provide reliable financial reports and, together with adequate disclosure controls and procedures, are designed to prevent fraud. Any failure to implement required new or improved controls, or difficulties encountered in their implementation could cause us to fail to meet our reporting obligations. In addition, any testing by us conducted in connection with Section 404 of the Sarbanes-Oxley Act, or the subsequent testing by our independent registered public accounting firm (when undertaken, as noted below), may reveal deficiencies in our internal controls over financial reporting that are deemed to be material weaknesses or that may require prospective or retroactive changes to our consolidated financial statements or identify other areas for further attention or improvement. Inferior internal controls could also cause investors and lenders to lose confidence in our reported financial information, which could have a negative effect on the trading price of our common stock.
We face cyber-security risks.
Our business operations rely upon secure information technology systems for data processing, storage and reporting. Despite careful security and controls design, implementation and updating, our information technology systems could become subject to cyber-attacks. Network, system, application and data breaches could result in operational disruptions or information misappropriation, which could have a material adverse effect on our business, results of operations and financial condition.
The failure in cyber-security systems, as well as the occurrence of events unanticipated in our disaster recovery systems and management continuity planning, could impair our ability to conduct business effectively.
The occurrence of a disaster such as a cyber-attack, a natural catastrophe, an industrial accident, a terrorist attack or war, events unanticipated in our disaster recovery systems, or a support failure from external providers, could have an adverse effect on our ability to conduct business and on our results of operations and financial condition, particularly if those events affect our computer-based data processing, transmission, storage, and retrieval systems or destroy data. If a significant number of our managers were unavailable in the event of a disaster, our ability to effectively conduct our business could be severely compromised.
We depend heavily upon computer systems to perform necessary business functions. Despite our implementation of a variety of security measures, our computer systems could be subject to cyber-attacks and unauthorized access, such as physical and electronic break-ins or unauthorized tampering. Like other companies, we may experience threats to our data and systems, including malware and computer virus attacks, unauthorized access, system failures and disruptions. If one or more of these events occurs, it could potentially jeopardize the confidential, proprietary and other information processed and stored in, and transmitted through, our computer systems and networks, or otherwise cause interruptions or malfunctions in our operations, which could result in damage to our reputation, financial losses, litigation, increased costs, regulatory penalties and/or customer dissatisfaction or loss.
We are dependent on information systems and systems failures could significantly disrupt our business, which may, in turn, negatively affect the market price of our common stock and our ability to pay dividends.
Our business is dependent on our and third parties' communications and information systems. Any failure or interruption of those systems, including as a result of the termination of an agreement with any third-party service providers, could cause delays or other problems in our activities. Our financial, accounting, data processing, backup or other operating systems and facilities may fail to operate properly or become disabled or damaged as a result of a number of factors including events that are wholly or partially beyond our control and adversely affect our business. There could be:

•	sudden electrical or telecommunications outages;

•	natural disasters such as earthquakes, tornadoes and hurricanes;

•	disease pandemics;

•	events arising from local or larger scale political or social matters, including terrorist acts; and

•	cyber-attacks.
These events, in turn, could have a material adverse effect on our operating results and negatively affect the market price of our common stock and our ability to pay dividends to our stockholders.

Risks Relating to Our Operation as a Business Development Company
If we do not invest a sufficient portion of our assets in qualifying assets, we could fail to qualify as a BDC or be precluded from investing according to our current business strategy.
As a BDC, we may not acquire any assets other than “qualifying assets” unless, at the time of and after giving effect to such acquisition, at least 70% of our total assets are qualifying assets. We may be precluded from investing in what we believe are attractive investments if such investments are not qualifying assets for purposes of the 1940 Act. If we do not invest a sufficient portion of our assets in qualifying assets, we could be found to be in violation of the 1940 Act provisions applicable to BDCs, which would have a material adverse effect on our business, financial condition and results of operations. Similarly, these rules could prevent us from making follow-on investments in existing portfolio companies (which could result in the dilution of our position) or could require us to dispose of investments at inappropriate times in order to come into compliance with the 1940 Act. Because most of our investments will be in private companies, and therefore will be relatively illiquid, any such dispositions could be made at disadvantageous prices and could result in substantial losses.
If we fail to qualify as a RIC, we will have to pay corporate-level taxes on our income, and our income available for distribution would be reduced.
To maintain our qualification for U.S. federal income tax purposes as a RIC under Subchapter M of the Code and obtain RIC tax treatment, we must meet certain source of income, annual distribution and asset diversification requirements.
The source of income requirement is satisfied if we derive at least 90% of our annual gross income from interest, dividends, payments with respect to certain securities loans, gains from the sale or other disposition of securities or options thereon or foreign currencies, or other income derived with respect to our business of investing in such securities or currencies, and net income from interests in “qualified publicly traded partnerships,” as defined in the Code.
The annual distribution requirement for a RIC is satisfied if we distribute at least 90% of our ordinary income and net short-term capital gains in excess of net long-term capital losses, if any, to our stockholders on an annual basis. Because we use debt financing, we are subject to certain asset coverage ratio requirements under the 1940 Act and financial covenants that could, under certain circumstances, restrict us from making distributions necessary to qualify for RIC tax treatment. If we are unable to obtain cash from other sources, we may fail to qualify for RIC tax treatment and, thus, may be subject to corporate-level income tax on all of our taxable income.
To maintain our qualification as a RIC, we must also meet certain asset diversification requirements at the end of each quarter of our taxable year. Failure to meet these tests may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of our investments are in private companies, any such dispositions could be made at disadvantageous prices and may result in substantial losses.
If we fail to qualify as a RIC for any reason or become subject to corporate income tax, the resulting corporate taxes would substantially reduce our net assets, the amount of income available for distribution, and the actual amount of our distributions. Such a failure would have a materially adverse effect on us and our stockholders. For additional information regarding asset coverage ratio and RIC requirements, see “Material U.S. Federal Income Tax Considerations” and “Business – Regulation as a Business Development Company.”
We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.
For U.S. federal income tax purposes, we include in income certain amounts that we have not yet received in cash, such as original issue discount or payment-in-kind interest, which represents contractual interest added to the loan balance and due at the end of the loan term. Such amounts could be significant relative to our overall investment activities. We also may be required to include in taxable income certain other amounts that we do not receive in cash. While we focus primarily on investments that will generate a current cash return, our investment portfolio currently includes, and we may continue to invest in, securities that do not pay some or all of their return in periodic current cash distributions.
Since in some cases we may recognize taxable income before or without receiving cash representing such income, we may have difficulty distributing at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, as required to maintain RIC tax treatment. Accordingly, we may have to sell some of our investments at times we would not consider advantageous, raise additional debt or equity capital or reduce new investment originations to meet these distribution requirements. If we are not able to obtain cash from other sources, we may fail to qualify for RIC treatment and thus become subject to corporate-level income tax. See “Material U.S. Federal Income Tax Considerations” and “Business – Regulation as a Business Development Company.”
Regulations governing our operation as a business development company affect our ability to raise, and the way in which we raise, additional capital.
We have incurred indebtedness under our revolving credit facility and through the issuance of the Unsecured Notes and, in the future, may issue preferred stock or debt securities and/or borrow additional money from banks or other financial institutions, which we refer to collectively as “senior securities,” up to the maximum amount permitted by the 1940 Act. Under the provisions of the 1940 Act, we are permitted, as a BDC, to incur indebtedness or issue senior securities only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after each issuance of senior securities. If the value of our assets declines, we may be unable to satisfy this test, which would prohibit us from paying dividends in cash or other property and could prohibit us from qualifying as a RIC. If we cannot satisfy this test, we may be required to sell a portion of our investments or sell additional shares of common stock at a time when such sales may be disadvantageous in order to repay a portion of our indebtedness or otherwise increase our net assets. In addition, issuance of additional common stock could dilute the percentage ownership of our current stockholders in us.
As a BDC regulated under provisions of the 1940 Act, we are not generally able to issue and sell our common stock at a price below the current net asset value per share without stockholder approval. If our common stock trades at a discount to net asset value, this restriction could adversely affect our ability to raise capital. We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the current net asset value of our common stock in certain circumstances, including if (i)(1) the holders of a majority of our shares (or, if less, at least 67% of a quorum consisting of a majority of our shares) and a similar majority of the holders of our shares who are not affiliated persons of us approve the sale of our common stock at a price that is less than the current net asset value, and (2) a majority of our Directors who have no financial interest in the transaction and a majority of our independent Directors (a) determine that such sale is in our and our stockholders’ best interests and (b) in consultation with any underwriter or underwriters of the offering, make a good faith determination as of a time either immediately prior to the first solicitation by us or on our behalf of firm commitments to purchase such shares, or immediately prior to the issuance of such shares, that the price at which such shares are to be sold is not less than a price which closely approximates the market value of such shares, less any distributing commission or discount or if (ii) a majority of the number of the beneficial holders of our common stock entitled to vote at our annual meeting, without regard to whether a majority of such shares are voted in favor of the proposal, approve the sale of our common stock at a price that is less than the current net asset value per share.
To generate cash for funding new investments, we pledged a substantial portion of our portfolio investments under our revolving credit facility. These assets are not available to secure other sources of funding or for securitization. Our ability to obtain additional secured or unsecured financing on attractive terms in the future is uncertain.
Alternatively, we may securitize our future loans to generate cash for funding new investments. See “Securitization of our assets subjects us to various risks.”
Securitization of our assets subjects us to various risks.
We may securitize assets to generate cash for funding new investments. We refer to the term securitize to describe a form of leverage under which a company such as us (sometimes referred to as an “originator” or “sponsor”) transfers income producing assets to a single-purpose, bankruptcy-remote subsidiary (also referred to as a “special purpose entity” or “SPE”), which is established solely for the purpose of holding such assets and entering into a structured finance transaction. The SPE then issues notes secured by such assets. The special purpose entity may issue the notes in the capital markets either publicly or privately to a variety of investors, including banks, non-bank financial institutions and other investors. There may be a single class of notes or multiple classes of notes, the most senior of which carries less credit risk and the most junior of which may carry substantially the same credit risk as the equity of the SPE.
An important aspect of most debt securitization transactions is that the sale and/or contribution of assets into the SPE be considered a true sale and/or contribution for accounting purposes and that a reviewing court would not consolidate the SPE with the operations of the originator in the event of the originator’s bankruptcy based on equitable principles. Viewed as a whole, a debt securitization seeks to lower risk to the note purchasers by isolating the assets collateralizing the securitization in an SPE that is not subject to the credit and bankruptcy risks of the originator. As a result of this perceived reduction of risk, debt securitization transactions frequently achieve lower overall leverage costs for originators as compared to traditional secured lending transactions.

In accordance with the above description, to securitize loans, we may create a wholly-owned subsidiary and contribute a pool of our assets to such subsidiary. The SPE may be funded with, among other things, whole loans or interests from other pools and such loans may or may not be rated. The SPE would then sell its notes to purchasers who we would expect to be willing to accept a lower interest rate and the absence of any recourse against us to invest in a pool of income producing assets to which none of our creditors would have access. We would retain all or a portion of the equity in the SPE. An inability to successfully securitize portions of our portfolio or otherwise leverage our portfolio through secured and unsecured borrowings could limit our ability to grow our business and fully execute our business strategy, and could decrease our earnings. However, the successful securitization of portions of our portfolio exposes us to a risk of loss for the equity we retain in the SPE and might expose us to greater risk on our remaining portfolio because the assets we retain may tend to be those that are riskier and more likely to generate losses. A successful securitization may also impose financial and operating covenants that restrict our business activities and may include limitations that could hinder our ability to finance additional loans and investments or to make the distributions required to maintain our status as a RIC under Subchapter M of the Code. The 1940 Act may also impose restrictions on the structure of any securitizations.
Interests we hold in the SPE, if any, will be subordinated to the other interests issued by the SPE. As such, we will only receive cash distributions on such interests if the SPE has made all cash interest and other required payments on all other interests it has issued. In addition, our subordinated interests will likely be unsecured and rank behind all of the secured creditors, known or unknown, of the SPE, including the holders of the senior interests it has issued. Consequently, to the extent that the value of the SPEs portfolio of assets has been reduced as a result of conditions in the credit markets, or as a result of defaults, the value of the subordinated interests we retain would be reduced. Securitization imposes on us the same risks as borrowing except that our risk in a securitization is limited to the amount of subordinated interests we retain, whereas in a borrowing or debt issuance by us directly we would be at risk for the entire amount of the borrowing or debt issuance.
If the SPE is not consolidated with us, our only interest will be the value of our retained subordinated interest and the income allocated to us, which may be more or less than the cash we receive from the SPE, and none of the SPEs liabilities will be reflected as our liabilities. If the assets of the SPE are not consolidated with our assets and liabilities, then our interest in the SPE may be deemed not to be a qualifying asset for purposes of determining whether 70% of our assets are qualifying assets and the leverage incurred by such SPE may or may not be treated as borrowings by us for purposes of the requirement that we not issue senior securities in an amount in excess of our net assets.
We may also engage in transactions utilizing SPEs and securitization techniques where the assets sold or contributed to the SPE remain on our balance sheet for accounting purposes. If, for example, we sell the assets to the SPE with recourse or provide a guarantee or other credit support to the SPE, its assets will remain on our balance sheet. Consolidation would also generally result if we, in consultation with the SEC, determine that consolidation would result in a more accurate reflection of our assets, liabilities and results of operations. In these structures, the risks will be essentially the same as in other securitization transactions but the assets will remain our assets for purposes of the limitations described above on investing in assets that are not qualifying assets and the leverage incurred by the SPE will be treated as borrowings incurred by us for purposes of our limitation on the issuance of senior securities.
The Investment Adviser may have conflicts of interest with respect to potential securitizations in as much as securitizations that are not consolidated may reduce our assets for purposes of determining its investment advisory fee although in some circumstances the Investment Adviser may be paid certain fees for managing the assets of the SPE so as to reduce or eliminate any potential bias against securitizations.
Our ability to invest in public companies may be limited in certain circumstances.
As a BDC, we must not acquire any assets other than “qualifying assets” specified in the 1940 Act unless, at the time the acquisition is made, at least 70% of our total assets are qualifying assets (with certain limited exceptions). Subject to certain exceptions for follow-on investments and distressed companies, an investment in an issuer that has outstanding securities listed on a national securities exchange may be treated as qualifying assets only if such issuer has a market capitalization that is less than $250 million at the time of such investment.
Risks Relating to Our Investments
We may not realize gains or income from our investments.
We seek to generate both current income and capital appreciation. However, the securities we invest in may not appreciate and, in fact, may decline in value, and the issuers of debt securities we invest in may default on interest and/or principal payments. Accordingly, we may not be able to realize gains from our investments, and any gains that we do realize may not be sufficient to offset any losses we experience. See “Business – Our Investment Objective and Policies.”

Most of our portfolio investments are recorded at fair value as determined in good faith under the direction of our Board of Directors and, as a result, there is uncertainty as to the value of our portfolio investments.
A large percentage of our portfolio investments consist of securities of privately held companies. Hence, market quotations are generally not readily available for determining the fair values of such investments. The determination of fair value, and thus the amount of unrealized losses we may incur in any year, is to a degree subjective, and the Investment Adviser has a conflict of interest in making the determination. We value these securities quarterly at fair value as determined in good faith by our Board of Directors based on input from the Investment Adviser, our Administrator, a third party independent valuation firm and our Audit Committee. Our Board of Directors utilizes the services of an independent valuation firm to aid it in determining the fair value of any securities. The types of factors that may be considered in determining the fair values of our investments include the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings, the markets in which the portfolio company does business, comparison to publicly traded companies, discounted cash flow, current market interest rates and other relevant factors.
Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, the valuations may fluctuate significantly over short periods of time due to changes in current market conditions. The determinations of fair value by our Board of Directors may differ materially from the values that would have been used if an active market and market quotations existed for these investments. Our net asset value could be adversely affected if the determinations regarding the fair value of our investments were materially higher than the values that we ultimately realize upon the disposal of such securities.
In addition, decreases in the market values or fair values of our investments are recorded as unrealized depreciation. Declines in prices and liquidity in the corporate debt markets experienced during a financial crisis will result in significant net unrealized depreciation in our portfolio. The effect of all of these factors on our portfolio will reduce our NAV by increasing net unrealized depreciation in our portfolio. Depending on market conditions, we could incur substantial realized losses which could have a material adverse impact on our business, financial condition and results of operations. We have no policy regarding holding a minimum level of liquid assets. As such, a high percentage of our portfolio generally is not liquid at any given point in time. See “The lack of liquidity may adversely affect our business.”
Price declines and illiquidity in the corporate debt markets have adversely affected, and may in the future adversely affect, the fair value of our portfolio investments, reducing our net asset value through increased net unrealized depreciation.
As a BDC, we are required to carry our investments at market value or, if no market value is ascertainable, at fair value as determined in good faith by or under the direction of our Board of Directors. As part of the valuation process, the types of factors that we may take into account in determining the fair value of our investments include, as relevant and among other factors: available current market data, including relevant and applicable market trading and transaction comparables, applicable market yields and multiples, security covenants, call protection provisions, information rights, the nature and realizable value of any collateral, the portfolio company’s ability to make payments, its earnings and discounted cash flows, the markets in which the portfolio company does business, comparisons of financial ratios of peer companies that are public, merger and acquisition comparables, our principal market (as the reporting entity) and enterprise values. Decreases in the market values or fair values of our investments are recorded as unrealized depreciation. The effect of all of these factors on our portfolio can reduce our net asset value by increasing net unrealized depreciation in our portfolio. Depending on market conditions, we could incur substantial realized losses and may suffer additional unrealized losses in future periods, which could have a material adverse impact on our business, financial condition and results of operations.
Our investments in prospective portfolio companies may be risky and we could lose all or part of our investment.
Some of our portfolio companies have relatively short or no operating histories. These companies are and will be subject to all of the business risk and uncertainties associated with any new business enterprise, including the risk that these companies may not reach their investment objective and the value of our investment in them may decline substantially or fall to zero. In addition, investment in the middle market companies that we are targeting involves a number of other significant risks, including:

•
These companies may have limited financial resources and may be unable to meet their obligations under their securities that we hold, which may be accompanied by a deterioration in the value of their securities or of any collateral with respect to any securities and a reduction in the likelihood of our realizing on any guarantees we may have obtained in connection with our investment.

•
They may have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns.

•
Because many of these companies are privately held companies, public information is generally not available about these companies. As a result, we will depend on the ability of the Investment Adviser to obtain adequate information to evaluate these companies in making investment decisions. If the Investment Adviser is unable to uncover all material information about these companies, it may not make a fully informed investment decision, and we may lose money on our investments.

•
They are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a materially adverse impact on our portfolio company and, in turn, on us.

•
They may have less predictable operating results, may from time to time be parties to litigation, may be engaged in changing businesses with products subject to a risk of obsolescence and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position.

•	They may have difficulty accessing the capital markets to meet future capital needs.

•	Changes in laws and regulations, as well as their interpretations, may adversely affect their business, financial structure or prospects.

•	Increased taxes, regulatory expense or the costs of changes to the way they conduct business due to the effects of climate change may adversely affect their business, financial structure or prospects.
We acquire majority interests in operating companies engaged in a variety of industries. When we acquire these companies we generally seek to apply financial leverage to them in the form of debt. In most cases all or a portion of this debt is held by us, with the obligor being either the operating company itself, a holding company through which we own our majority interest or both. The level of debt leverage utilized by these companies makes them susceptible to the risks identified above.
In addition, our executive officers, directors and the Investment Adviser could, in the ordinary course of business, be named as defendants in litigation arising from proposed investments or from our investments in the portfolio companies.
The lack of liquidity in our investments may adversely affect our business.
We make investments in private companies. A portion of these investments may be subject to legal and other restrictions on resale, transfer, pledge or other disposition or will otherwise be less liquid than publicly traded securities. The illiquidity of our investments may make it difficult for us to sell such investments if the need arises. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we have previously recorded our investments. In addition, we face other restrictions on our ability to liquidate an investment in a business entity to the extent that we or the Investment Adviser has or could be deemed to have material non-public information regarding such business entity.
Economic recessions or downturns could impair our portfolio companies and harm our operating results.
Many of our portfolio companies may be susceptible to economic slowdowns or recessions and may be unable to repay our loans or meet other obligations during these periods. Therefore, our non-performing assets are likely to increase, and the value of our portfolio is likely to decrease, during these periods. Adverse economic conditions also may decrease the value of collateral securing some of our loans and the value of our equity investments. Economic slowdowns or recessions could lead to financial losses in our portfolio and a decrease in revenues, net income and assets. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could prevent us from increasing investments and harm our operating results.
A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize a portfolio company’s ability to meet its obligations under the debt or equity securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting portfolio company. In addition, if one of our portfolio companies were to go bankrupt, even though we may have structured our interest as senior debt or preferred equity, depending on the facts and circumstances, including the extent to which we actually provided managerial assistance to that portfolio company, a bankruptcy court might re-characterize our debt or equity holding and subordinate all or a portion of our claim to those of other creditors.
Investments in equity securities, many of which are illiquid with no readily available market, involve a substantial degree of risk.
We may purchase common and other equity securities. Although common stock has historically generated higher average total returns than fixed income securities over the long-term, common stock has significantly more volatility in those returns and may significantly underperform relative to fixed income securities. The equity securities we acquire may fail to appreciate and may decline in value or become worthless and our ability to recover our investment will depend on our portfolio company’s success. Investments in equity securities involve a number of significant risks, including:

•
Any equity investment we make in a portfolio company could be subject to further dilution as a result of the issuance of additional equity interests and to serious risks as a junior security that will be subordinate to all indebtedness (including trade creditors) or senior securities in the event that the issuer is unable to meet its obligations or becomes subject to a bankruptcy process.

•	To the extent that the portfolio company requires additional capital and is unable to obtain it, we may not recover our investment.

•
In some cases, equity securities in which we invest will not pay current dividends, and our ability to realize a return on our investment, as well as to recover our investment, will be dependent on the success of the portfolio company. Even if the portfolio company is successful, our ability to realize the value of our investment may be dependent on the occurrence of a liquidity event, such as a public offering or the sale of the portfolio company. It is likely to take a significant amount of time before a liquidity event occurs or we can otherwise sell our investment. In addition, the equity securities we receive or invest in may be subject to restrictions on resale during periods in which it could be advantageous to sell them.

There are special risks associated with investing in preferred securities, including:

•
Preferred securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer. If we own a preferred security that is deferring its distributions, we may be required to report income for tax purposes before we receive such distributions.

•	Preferred securities are subordinated to debt in terms of priority to income and liquidation payments, and therefore will be subject to greater credit risk than debt.

•	Preferred securities may be substantially less liquid than many other securities, such as common stock or U.S. government securities.

•	Generally, preferred security holders have no voting rights with respect to the issuing company, subject to limited exceptions.
Additionally, when we invest in first lien senior secured loans (including unitranche loans), second lien senior secured loans or unsecured debt, we may acquire warrants or other equity securities as well. Our goal is ultimately to dispose of such equity interests and realize gains upon our disposition of such interests. However, the equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience.
We may invest, to the extent permitted by law, in the equity securities of investment funds that are operating pursuant to certain exceptions to the 1940 Act and in advisers to similar investment funds and, to the extent we so invest, will bear our ratable share of any such company’s expenses, including management and performance fees. We will also remain obligated to pay management and incentive fees to Prospect Capital Management with respect to the assets invested in the securities and instruments of such companies. With respect to each of these investments, each of our common stockholders will bear his or her share of the management and incentive fee of Prospect Capital Management as well as indirectly bearing the management and performance fees and other expenses of any such investment funds or advisers.

There may be circumstances where our debt investments could be subordinated to claims of other creditors or we could be subject to lender liability claims.
If one of our portfolio companies were to go bankrupt, even though we may have structured our interest as senior debt, depending on the facts and circumstances, a bankruptcy court might recharacterize our debt holding as an equity investment and subordinate all or a portion of our claim to that of other creditors. In addition, lenders can be subject to lender liability claims for actions taken by them where they become too involved in the borrower’s business or exercise control over the borrower. For example, we could become subject to a lender’s liability claim, if, among other things, we actually render significant managerial assistance. Generally, lender liability is founded on the premise that a lender has violated a duty (whether implied or contractual) of good faith, commercial reasonableness and fair dealing, or a similar duty owed to the borrower or has assumed an excessive degree of control over the borrower resulting in the creation of a fiduciary duty owed to the borrower or its other creditors or stockholders. Because of the nature of our debt investments we may be subject to allegations of lender liability.
In addition, under common law principles that in some cases form the basis for lender liability claims, if a lender or bondholder (a) intentionally takes an action that results in the undercapitalization of a borrower to the detriment of other creditors of such borrower, (b) engages in other inequitable conduct to the detriment of such other creditors, (c) engages in fraud with respect to, or makes misrepresentations to, such other creditors or (d) uses its influence as a stockholder to dominate or control a borrower to the detriment of other creditors of such borrower, a court may elect to subordinate the claim of the offending lender or bondholder to the claims of the disadvantaged creditor or creditors, a remedy called "equitable subordination." Because of the nature of our debt investments, we may be subject to claims of equitable subordination.
Our portfolio companies may incur debt or issue equity securities that rank equally with, or senior to, our investments in such companies.
Our portfolio companies may have, or may be permitted to incur, other debt or issue other equity securities that rank equally with or senior to our investments. By their terms, such instruments may provide that the holders are entitled to receive payment of dividends, interest or principal on or before the dates on which we are entitled to receive payments in respect of our investments. These debt instruments would usually prohibit the portfolio companies from paying interest on or repaying our investments in the event and during the continuance of a default under such debt. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of securities ranking senior to our investment in that portfolio company typically are entitled to receive payment in full before we receive any distribution in respect of our investment. After repaying such holders, the portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of securities ranking equally with our investments, we would have to share on an equal basis any distributions with other security holders in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.
The rights we may have with respect to the collateral securing any junior priority loans we make to our portfolio companies may also be limited pursuant to the terms of one or more intercreditor agreements (including agreements governing ‘‘first out’’ and ‘‘last out’’ structures) that we enter into with the holders of senior debt. Under such an intercreditor agreement, at any time that senior obligations are outstanding, we may forfeit certain rights with respect to the collateral to the holders of the senior obligations. These rights may include the right to commence enforcement proceedings against the collateral, the right to control the conduct of such enforcement proceedings, the right to approve amendments to collateral documents, the right to release liens on the collateral and the right to waive past defaults under collateral documents. We may not have the ability to control or direct such actions, even if as a result our rights as junior lenders are adversely affected.
This risk is characteristic of many of the majority-owned operating companies in our portfolio in that any debt to us from a holding company and the holding company’s substantial equity investments in the related operating company are subordinated to any creditors of the operating company.
When we are a debt or minority equity investor in a portfolio company, we are often not in a position to exert influence on the entity, and other debt holders, other equity holders and portfolio company management may make decisions that could decrease the value of our portfolio holdings.
When we make debt or minority equity investments, we are subject to the risk that a portfolio company may make business decisions with which we disagree and the other equity holders and management of such company may take risks or otherwise act in ways that do not serve our interests. As a result, a portfolio company may make decisions that could decrease the value of our investment. In addition, when we hold a subordinate debt position, other more senior debt holders may make decisions that could decrease the value of our investment.

Our portfolio companies may be highly leveraged.
Some of our portfolio companies may be highly leveraged, which may have adverse consequences to these companies and to us as an investor. These companies may be subject to restrictive financial and operating covenants and the leverage may impair these companies’ ability to finance their future operations and capital needs. As a result, these companies’ flexibility to respond to changing business and economic conditions and to take advantage of business opportunities may be limited. Further, a leveraged company’s income and net assets will tend to increase or decrease at a greater rate than if borrowed money were not used.
Our portfolio contains a limited number of portfolio companies, which subjects us to a greater risk of significant loss if any of these companies defaults on its obligations under any of its debt securities.
A consequence of the limited number of investments in our portfolio is that the aggregate returns we realize may be significantly adversely affected if one or more of our significant portfolio company investments perform poorly or if we need to write down the value of any one significant investment. Beyond our income tax diversification requirements, we do not have fixed guidelines for diversification, and our portfolio could contain relatively few portfolio companies.
Our failure to make follow-on investments in our existing portfolio companies could impair the value of our portfolio.
Following an initial investment in a portfolio company, we may make additional investments in that portfolio company as “follow-on” investments, in order to: (1) increase or maintain in whole or in part our equity ownership percentage; (2) exercise warrants, options or convertible securities that were acquired in the original or subsequent financing or (3) attempt to preserve or enhance the value of our investment.
We may elect not to make follow-on investments, may be constrained in our ability to employ available funds, or otherwise may lack sufficient funds to make those investments. We have the discretion to make any follow-on investments, subject to the availability of capital resources. The failure to make follow-on investments may, in some circumstances, jeopardize the continued viability of a portfolio company and our initial investment, or may result in a missed opportunity for us to increase our participation in a successful operation. Even if we have sufficient capital to make a desired follow-on investment, we may elect not to make a follow-on investment because we may not want to increase our concentration of risk, because we prefer other opportunities, or because we are inhibited by compliance with BDC requirements or the desire to maintain our tax status.
We may be unable to invest the net proceeds raised from offerings and repayments from investments on acceptable terms, which would harm our financial condition and operating results.
Until we identify new investment opportunities, we intend to either invest the net proceeds of future offerings and repayments from investments in interest-bearing deposits or other short-term instruments or use the net proceeds from such offerings to reduce then-outstanding obligations under our credit facility. We cannot assure you that we will be able to find enough appropriate investments that meet our investment criteria or that any investment we complete using the proceeds from an offering will produce a sufficient return.
We may have limited access to information about privately-held companies in which we invest.
We invest primarily in privately-held companies. Generally, little public information exists about these companies, and we are required to rely on the ability of the Investment Adviser’s investment professionals to obtain adequate information to evaluate the potential returns from investing in these companies. These companies and their financial information are not subject to the Sarbanes-Oxley Act of 2002 and other rules that govern public companies. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and we may lose money on our investment.
We may not be able to fully realize the value of the collateral securing our debt investments.
Although a substantial amount of our debt investments are protected by holding security interests in the assets or equity interests of the portfolio companies, we may not be able to fully realize the value of the collateral securing our investments due to one or more of the following factors:

•
Our debt investments may be in the form of unsecured loans, therefore our liens on the collateral, if any, are subordinated to those of the senior secured debt of the portfolio companies, if any. As a result, we may not be able to control remedies with respect to the collateral.

•
The collateral may not be valuable enough to satisfy all of the obligations under our secured loan, particularly after giving effect to the repayment of secured debt of the portfolio company that ranks senior to our loan.

•	Bankruptcy laws may limit our ability to realize value from the collateral and may delay the realization process.

•	Our rights in the collateral may be adversely affected by the failure to perfect security interests in the collateral.

•	The need to obtain regulatory and contractual consents could impair or impede how effectively the collateral would be liquidated and could affect the value received.

•
Some or all of the collateral may be illiquid and may have no readily ascertainable market value. The liquidity and value of the collateral could be impaired as a result of changing economic conditions, competition, and other factors, including the availability of suitable buyers.

Our investments in foreign securities may involve significant risks in addition to the risks inherent in U.S. investments.
Our investment strategy contemplates potential investments in securities of foreign companies, including those located in emerging market countries. Investing in foreign companies may expose us to additional risks not typically associated with investing in U.S. companies. These risks include changes in exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than is generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility. Such risks are more pronounced in emerging market countries.
Although currently substantially all of our investments are, and we expect that most of our investments will be, U.S. dollar-denominated, investments that are denominated in a foreign currency will be subject to the risk that the value of a particular currency will change in relation to one or more other currencies. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation, and political developments.
We may expose ourselves to risks if we engage in hedging transactions.
We may employ hedging techniques to minimize certain investment risks, such as fluctuations in interest and currency exchange rates, but we can offer no assurance that such strategies will be effective. If we engage in hedging transactions, we may expose ourselves to risks associated with such transactions. We may utilize instruments such as forward contracts, currency options and interest rate swaps, caps, collars and floors to seek to hedge against fluctuations in the relative values of our portfolio positions from changes in currency exchange rates and market interest rates. Hedging against a decline in the values of our portfolio positions does not eliminate the possibility of fluctuations in the values of such positions or prevent losses if the values of such positions decline. However, such hedging can establish other positions designed to gain from those same developments, thereby offsetting the decline in the value of such portfolio positions. Such hedging transactions may also limit the opportunity for gain if the values of the portfolio positions should increase. Moreover, it may not be possible to hedge against an exchange rate or interest rate fluctuation that is so generally anticipated that we are not able to enter into a hedging transaction at an acceptable price. Furthermore, our ability to engage in hedging transactions may also be adversely affected by rules adopted by the U.S. Commodity Futures Trading Commission.
The success of our hedging transactions depends on our ability to correctly predict movements, currencies and interest rates. Therefore, while we may enter into such transactions to seek to reduce currency exchange rate and interest rate risks, unanticipated changes in currency exchange rates or interest rates may result in poorer overall investment performance than if we had not engaged in any such hedging transactions. The degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio positions being hedged may vary. Moreover, for a variety of reasons, we may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Any such imperfect correlation may prevent us from achieving the intended hedge and expose us to risk of loss. In addition, it may not be possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in non-U.S. currencies. We have no current intention of engaging in any of the hedging transaction described above, although it reserves the right to do so in the future.
Our Board of Directors may change our operating policies and strategies without prior notice or stockholder approval, the effects of which may be adverse to us and could impair the value of our stockholders’ investment.
Our Board of Directors has the authority to modify or waive our current operating policies and our strategies without prior notice and without stockholder approval. We cannot predict the effect any changes to our current operating policies and strategies would have on our business, financial condition, and value of our common stock. However, the effects might be adverse, which could negatively impact our ability to pay dividends and cause stockholders to lose all or part of their investment.
Our investments in CLOs may be riskier and less transparent to us and our stockholders than direct investments in the underlying companies.
We invest in CLOs. Generally, there may be less information available to us regarding the underlying debt investments held by CLOs than if we had invested directly in the debt of the underlying companies. As a result, our stockholders will not know the details of the underlying securities of the CLOs in which we will invest. Our CLO investments are subject to the risk of leverage associated with the debt issued by such CLOs and the repayment priority of senior debt holders in such CLOs. Our investments in portfolio companies may be risky, and we could lose all or part of our investment.
CLOs typically will have no significant assets other than their underlying senior secured loans; payments on CLO investments are and will be payable solely from the cash flows from such senior secured loans.
CLOs typically will have no significant assets other than their underlying senior secured loans. Accordingly, payments on CLO investments are and will be payable solely from the cash flows from such senior secured loans, net of all management fees and other expenses. Payments to us as a holder of CLO junior securities are and will be made only after payments due on the senior secured notes, and, where appropriate, the junior secured notes, have been made in full. This means that relatively small numbers of defaults of senior secured loans may adversely impact our returns.
Our CLO investments are exposed to leveraged credit risk.
Generally, we are in a subordinated position with respect to realized losses on the senior secured loans underlying our investments in CLOs. The leveraged nature of CLOs, in particular, magnifies the adverse impact of senior secured loan defaults. CLO investments represent a leveraged investment with respect to the underlying senior secured loans. Therefore, changes in the market value of the CLO investments could be greater than the change in the market value of the underlying senior secured loans, which are subject to credit, liquidity and interest rate risk.
There is the potential for interruption and deferral of cash flow from CLO investments.
If certain minimum collateral value ratios and/or interest coverage ratios are not met by a CLO, primarily due to senior secured loan defaults, then cash flow that otherwise would have been available to pay distributions to us on our CLO investments may instead be used to redeem any senior notes or to purchase additional senior secured loans, until the ratios again exceed the minimum required levels or any senior notes are repaid in full. This could result in an elimination, reduction or deferral in the distribution and/or principal paid to the holders of the CLO investments, which would adversely impact our returns.
Investments in foreign securities may involve significant risks in addition to the risks inherent in U.S. investments.
Our CLO investment strategy allows investments in foreign CLOs. Investing in foreign entities may expose us to additional risks not typically associated with investing in U.S. issuers. These risks include changes in exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than is generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility. Further, we, and the CLOs in which we invest, may have difficulty enforcing creditor’s rights in foreign jurisdictions. In addition, the underlying companies of the CLOs in which we invest may be foreign, which may create greater exposure for us to foreign economic developments.
The payment of underlying portfolio manager fees and other charges on CLO investments could adversely impact our returns.
We may invest in CLO investments where the underlying portfolio securities may be subject to management, administration and incentive or performance fees, in addition to those payable by us. Payment of such additional fees could adversely impact the returns we achieve.

The inability of a CLO collateral manager to reinvest the proceeds of the prepayment of senior secured loans may adversely affect us.
There can be no assurance that for any CLO investment, in the event that any of the senior secured loans of a CLO underlying such investment are prepaid, the CLO collateral manager will be able to reinvest such proceeds in new senior secured loans with equivalent investment returns. If the CLO collateral manager cannot reinvest in new senior secured loans with equivalent investment returns, the interest proceeds available to pay interest on the rated liabilities and investments may be adversely affected.
Our CLO investments are subject to prepayments and calls, increasing re-investment risk.
Our CLO investments and/or the underlying senior secured loans may prepay more quickly than expected, which could have an adverse impact on our value. Prepayment rates are influenced by changes in interest rates and a variety of economic, geographic and other factors beyond our control and consequently cannot be predicted with certainty. In addition, for a CLO collateral manager there is often a strong incentive to refinance well performing portfolios once the senior tranches amortize. The yield to maturity of the investments will depend on the amount and timing of payments of principal on the loans and the price paid for the investments. Such yield may be adversely affected by a higher or lower than anticipated rate of prepayments of the debt.
Furthermore, our CLO investments generally do not contain optional call provisions, other than a call at the option of the holders of the equity tranches for the senior notes and the junior secured notes to be paid in full after the expiration of an initial period in the deal (referred to as the “non-call period”).
The exercise of the call option is by the relevant percentage (usually a majority) of the holders of the equity tranches and, therefore, where we do not hold the relevant percentage we will not be able to control the timing of the exercise of the call option. The equity tranches also generally have a call at any time based on certain tax event triggers. In any event, the call can only be exercised by the holders of equity tranches if they can demonstrate (in accordance with the detailed provisions in the transaction) that the senior notes and junior secured notes will be paid in full if the call is exercised.
Early prepayments and/or the exercise of a call option otherwise than at our request may also give rise to increased re-investment risk with respect to certain investments, as we may realize excess cash earlier than expected. If we are unable to reinvest such cash in a new investment with an expected rate of return at least equal to that of the investment repaid, this may reduce our net income and, consequently, could have an adverse impact on our ability to pay dividends.
We have limited control of the administration and amendment of senior secured loans owned by the CLOs in which we invest.
We are not able to directly enforce any rights and remedies in the event of a default of a senior secured loan held by a CLO vehicle. In addition, the terms and conditions of the senior secured loans underlying our CLO investments may be amended, modified or waived only by the agreement of the underlying lenders. Generally, any such agreement must include a majority or a super majority (measured by outstanding loans or commitments) or, in certain circumstances, a unanimous vote of the lenders. Consequently, the terms and conditions of the payment obligations arising from senior secured loans could be modified, amended or waived in a manner contrary to our preferences.
We have limited control of the administration and amendment of any CLO in which we invest.
The terms and conditions of target securities may be amended, modified or waived only by the agreement of the underlying security holders. Generally, any such agreement must include a majority or a super majority (measured by outstanding amounts) or, in certain circumstances, a unanimous vote of the security holders. Consequently, the terms and conditions of the payment obligation arising from the CLOs in which we invest be modified, amended or waived in a manner contrary to our preferences.
Senior secured loans of CLOs may be sold and replaced resulting in a loss to us.
The senior secured loans underlying our CLO investments may be sold and replacement collateral purchased within the parameters set out in the relevant CLO indenture between the CLO and the CLO trustee and those parameters may typically only be amended, modified or waived by the agreement of a majority of the holders of the senior notes and/or the junior secured notes and/or the equity tranche once the CLO has been established. If these transactions result in a net loss, the magnitude of the loss from the perspective of the equity tranche would be increased by the leveraged nature of the investment.

Our financial results may be affected adversely if one or more of our significant equity or junior debt investments in a CLO vehicle defaults on its payment obligations or fails to perform as we expect.
We expect that a majority of our portfolio will consist of equity and junior debt investments in CLOs, which involve a number of significant risks. CLOs are typically highly levered up to approximately 10 times, and therefore the junior debt and equity tranches that we will invest in are subject to a higher risk of total loss. In particular, investors in CLOs indirectly bear risks of the underlying debt investments held by such CLOs. As of June 30, 2015, the range of leverage ratios of the CLO investments in our portfolio was 7.5 times to 12.1 times and the weighted average was 9.3 times. We will generally have the right to receive payments only from the CLOs, and will generally not have direct rights against the underlying borrowers or the entities that sponsored the CLOs. Although it is difficult to predict whether the prices of indices and securities underlying CLOs will rise or fall, these prices, and, therefore, the prices of the CLOs will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally.
The investments we make in CLOs are thinly traded or have only a limited trading market. CLO investments are typically privately offered and sold, in the primary and secondary markets. As a result, investments in CLOs may be characterized as illiquid securities. In addition to the general risks associated with investing in debt securities, CLOs carry additional risks, including, but not limited to: (i) the possibility that distributions from the underlying senior secured loans will not be adequate to make interest or other payments; (ii) the quality of the underlying senior secured loans may decline in value or default; and (iii) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the CLO or unexpected investment results. Further, our investments in equity and junior debt tranches of CLOs are subordinate to the senior debt tranches thereof.
Investments in structured vehicles, including equity and junior debt instruments issued by CLOs, involve risks, including credit risk and market risk. Changes in interest rates and credit quality may cause significant price fluctuations. Additionally, changes in the underlying senior secured loans held by a CLO may cause payments on the instruments we hold to be reduced, either temporarily or permanently. Structured investments, particularly the subordinated interests in which we invest, are less liquid than many other types of securities and may be more volatile than the senior secured loans underlying the CLOs in which we invest.
Non-investment grade debt involves a greater risk of default and higher price volatility than investment grade debt.
The senior secured loans underlying our CLO investments typically are BB or B rated (non-investment grade) and in limited circumstances, unrated, senior secured loans. Non-investment grade securities are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due and therefore involve a greater risk of default and higher price volatility than investment grade debt.
We will have no influence on management of underlying investments managed by non-affiliated third party CLO collateral managers.
We are not responsible for and have no influence over the asset management of the portfolios underlying the CLO investments we hold as those portfolios are managed by non-affiliated third party CLO collateral managers. Similarly, we are not responsible for and have no influence over the day-to-day management, administration or any other aspect of the issuers of the individual securities. As a result, the values of the portfolios underlying our CLO investments could decrease as a result of decisions made by third party CLO collateral managers.
The Volcker Rule may impact how we operate our business.
Section 13 of the Bank Holding Company Act of 1956, as amended, often referred to as the “Volcker Rule,” is expected to impose significant restrictions on banking entities’ ability to sponsor or invest in hedge funds, private equity funds or commodity pools, collectively referred to as covered funds. Certain CLOs will be considered covered funds under the Volcker Rule and banking entities’ investments in such CLOs may be considered ownership interests that are prohibited. The rules are highly complex, and many aspects of the implementation of the Volcker Rule remain unclear. We are in the process of assessing the impact of the Volcker Rule on our investments, CLOs and on our industry. The Volcker Rule may have a material adverse effect on our ability to invest in bank-sponsored CLOs in the future and therefore may adversely affect our share price.
Risks affecting investments in real estate.
We make investments in commercial and multi-family residential real estate through our three wholly-owned real estate investment trusts (“REITs”), American Property REIT Corp., National Property REIT Corp. and United Property REIT Corp. (collectively, “our REITs”). A number of factors may prevent each of our REIT’s properties and assets from generating sufficient net cash flow or may adversely affect their value, or both, resulting in less cash available for distribution, or a loss, to us. These factors include:

•	national economic conditions;

•	regional and local economic conditions (which may be adversely impacted by plant closings, business layoffs, industry slow-downs, weather conditions, natural disasters, and other factors);

•	local real estate conditions (such as over-supply of or insufficient demand for office space);

•	changing demographics;

•	perceptions by prospective tenants of the convenience, services, safety, and attractiveness of a property;

•	the ability of property managers to provide capable management and adequate maintenance;

•	the quality of a property’s construction and design;

•	increases in costs of maintenance, insurance, and operations (including energy costs and real estate taxes);

•	changes in applicable laws or regulations (including tax laws, zoning laws, or building codes);

•	potential environmental and other legal liabilities;

•
the level of financing used by our REITs in respect of their properties, increases in interest rate levels on such financings and the risk that one of our REITs will default on such financings, each of which increases the risk of loss to us;

•	the availability and cost of refinancing;

•	the ability to find suitable tenants for a property and to replace any departing tenants with new tenants;

•	potential instability, default or bankruptcy of tenants in the properties owned by our REITs;

•	potential limited number of prospective buyers interested in purchasing a property that one of our REITs wishes to sell; and

•	the relative illiquidity of real estate investments in general, which may make it difficult to sell a property at an attractive price or within a reasonable time frame.
To the extent OID and PIK interest constitute a portion of our income, we will be exposed to typical risks associated with such income being required to be included in taxable and accounting income prior to receipt of cash representing such income.
Our investments may include original issue discount, or OID, instruments and payment in kind, or PIK, interest arrangements, which represents contractual interest added to a loan balance and due at the end of such loan’s term. To the extent OID or PIK interest constitute a portion of our income, we are exposed to typical risks associated with such income being required to be included in taxable and accounting income prior to receipt of cash, including the following:

•
The higher interest rates of OID and PIK instruments reflect the payment deferral and increased credit risk associated with these instruments, and OID and PIK instruments generally represent a significantly higher credit risk than coupon loans.

•	Even if the accounting conditions for income accrual are met, the borrower could still default when our actual collection is supposed to occur at the maturity of the obligation.

•
OID and PIK instruments may have unreliable valuations because their continuing accruals require continuing judgments about the collectability of the deferred payments and the value of any associated collateral. OID and PIK income may also create uncertainty about the source of our cash distributions.

For accounting purposes, any cash distributions to shareholders representing OID and PIK income are not treated as coming from paid-in capital, even if the cash to pay them comes from offering proceeds. As a result, despite the fact that a distribution representing OID and PIK income could be paid out of amounts invested by our stockholders, the 1940 Act does not require that stockholders be given notice of this fact by reporting it as a return of capital.
Risks Relating to Our Securities
Our credit ratings may not reflect all risks of an investment in our debt securities.
Our credit ratings are an assessment by third parties of our ability to pay our obligations. Consequently, real or anticipated changes in our credit ratings will generally affect the market value of our debt securities. Our credit ratings, however, may not reflect the potential impact of risks related to market conditions generally or other factors discussed above on the market value of or trading market for the publicly issued debt securities.
Senior securities, including debt, expose us to additional risks, including the typical risks associated with leverage and could adversely affect our business, financial condition and results of operations.
We currently use our revolving credit facility to leverage our portfolio and we expect in the future to borrow from and issue senior debt securities to banks and other lenders and may securitize certain of our portfolio investments. We also have the Unsecured Notes outstanding, which are a form of leverage and are senior in payment rights to our common stock.
With certain limited exceptions, as a BDC, we are only allowed to borrow amounts or otherwise issue senior securities such that our asset coverage, as defined in the 1940 Act, is at least 200% after such borrowing or other issuance. The amount of leverage that we employ will depend on the Investment Adviser’s and our Board of Directors’ assessment of market conditions and other factors at the time of any proposed borrowing. There is no assurance that a leveraging strategy will be successful. Leverage involves risks and special considerations for stockholders, any of which could adversely affect our business, financial condition and results of operations, including the following:

•	A likelihood of greater volatility in the net asset value and market price of our common stock;

•
Diminished operating flexibility as a result of asset coverage or investment portfolio composition requirements required by lenders or investors that are more stringent than those imposed by the 1940 Act;

•	The possibility that investments will have to be liquidated at less than full value or at inopportune times to comply with debt covenants or to pay interest or dividends on the leverage;

•	Increased operating expenses due to the cost of leverage, including issuance and servicing costs;

•
Convertible or exchangeable securities, such as the Convertible Notes outstanding or those issued in the future may have rights, preferences and privileges more favorable than those of our common stock;

•
Subordination to lenders’ superior claims on our assets as a result of which lenders will be able to receive proceeds available in the case of our liquidation before any proceeds will be distributed to our stockholders;

•	Making it more difficult for us to meet our payment and other obligations under the Unsecured Notes and our other outstanding debt;

•
The occurrence of an event of default if we fail to comply with the financial and/or other restrictive covenants contained in our debt agreements, including the credit agreement and each indenture governing the Unsecured Notes, which event of default could result in all or some of our debt becoming immediately due and payable;

•	Reduced availability of our cash flow to fund investments, acquisitions and other general corporate purposes, and limiting our ability to obtain additional financing for these purposes;

•	The risk of increased sensitivity to interest rate increases on our indebtedness with variable interest rates, including borrowings under our amended senior credit facility; and

•	Reduced flexibility in planning for, or reacting to, and increasing our vulnerability to, changes in our business, the industry in which we operate and the general economy.
For example, the amount we may borrow under our revolving credit facility is determined, in part, by the fair value of our investments. If the fair value of our investments declines, we may be forced to sell investments at a loss to maintain compliance with our borrowing limits. Other debt facilities we may enter into in the future may contain similar provisions. Any such forced sales would reduce our net asset value and also make it difficult for the net asset value to recover. The Investment Adviser and our Board of Directors in their best judgment nevertheless may determine to use leverage if they expect that the benefits to our stockholders of maintaining the leveraged position will outweigh the risks.
In addition, our ability to meet our payment and other obligations of the Unsecured Notes and our credit facility depends on our ability to generate significant cash flow in the future. This, to some extent, is subject to general economic, financial, competitive, legislative and regulatory factors as well as other factors that are beyond our control. We cannot assure you that our business will generate cash flow from operations, or that future borrowings will be available to us under our existing credit facility or otherwise, in an amount sufficient to enable us to meet our payment obligations under the Unsecured Notes and our other debt and to fund other liquidity needs. If we are not able to generate sufficient cash flow to service our debt obligations, we may need to refinance or restructure our debt, including the Unsecured Notes, sell assets, reduce or delay capital investments, or seek to raise additional capital. If we are unable to implement one or more of these alternatives, we may not be able to meet our payment obligations under the Unsecured Notes and our other debt.
Illustration.    The following table illustrates the effect of leverage on returns from an investment in our common stock assuming various annual returns, net of interest expense. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing below. The calculation assumes (i) $6.8 billion in total assets, (ii) an average cost of funds of 5.02%, (iii) $3.1 billion in debt outstanding and (iv) $3.7 billion of shareholders’ equity.

Assumed Return on Our Portfolio (net of expenses)	(10)%	(5)%	0%	5%	10%
Corresponding Return to Stockholder	(22.6)%	(13.4)%	(4.2)%	5.0%	14.2%
The assumed portfolio return is required by regulation of the SEC and is not a prediction of, and does not represent, our projected or actual performance. Actual returns may be greater or less than those appearing in the table.
The Convertible Notes and the Public Notes present other risks to holders of our common stock, including the possibility that such notes could discourage an acquisition of us by a third party and accounting uncertainty.
Certain provisions of the Convertible Notes and the Public Notes could make it more difficult or more expensive for a third party to acquire us. Upon the occurrence of certain transactions constituting a fundamental change, holders of the Convertible Notes and the Public Notes will have the right, at their option, to require us to repurchase all of their Convertible Notes and the Public Notes or any portion of the principal amount of such Convertible Notes and Public Notes in integral multiples of $1,000. We may also be required to increase the conversion rate or provide for conversion into the acquirer’s capital stock in the event of certain fundamental changes with respect to the Convertible Notes. These provisions could discourage an acquisition of us by a third party.
The accounting for convertible debt securities is subject to frequent scrutiny by the accounting regulatory bodies and is subject to change. We cannot predict if or when any such change could be made and any such change could have an adverse impact on our reported or future financial results. Any such impacts could adversely affect the market price of our common stock.
We may in the future determine to fund a portion of our investments with preferred stock, which would magnify the potential for gain or loss and the risks of investing in us in the same way as our borrowings.
Preferred stock, which is another form of leverage, has the same risks to our common stockholders as borrowings because the dividends on any preferred stock we issue must be cumulative. Payment of such dividends and repayment of the liquidation preference of such preferred stock must take preference over any dividends or other payments to our common stockholders, and preferred stockholders are not subject to any of our expenses or losses and are not entitled to participate in any income or appreciation in excess of their stated preference.
Holders of any preferred stock we might issue would have the right to elect members of the board of directors and class voting rights on certain matters.
Holders of any preferred stock we might issue, voting separately as a single class, would have the right to elect two members of the board of directors at all times and in the event dividends become two full years in arrears would have the right to elect a majority of the directors until such arrearage is completely eliminated. In addition, preferred stockholders have class voting rights on certain matters, including changes in fundamental investment restrictions and conversion to open-end status, and accordingly can veto any such changes. Restrictions imposed on the declarations and payment of dividends or other distributions to the holders of our common stock and preferred stock, both by the 1940 Act and by requirements imposed by rating agencies or the terms of our credit facilities, might impair our ability to maintain our qualification as a RIC for federal income tax purposes. While we would intend to redeem our preferred stock to the extent necessary to enable us to distribute our income as required to maintain our qualification as a RIC, there can be no assurance that such actions could be effected in time to meet the tax requirements.
In addition to regulatory restrictions that restrict our ability to raise capital, our credit facility contains various covenants which, if not complied with, could accelerate repayment under the facility, thereby materially and adversely affecting our liquidity, financial condition and results of operations.
The agreement governing our credit facility requires us to comply with certain financial and operational covenants. These covenants include:

•	Restrictions on the level of indebtedness that we are permitted to incur in relation to the value of our assets;

•	Restrictions on our ability to incur liens; and

•	Maintenance of a minimum level of stockholders’ equity.
As of June 30, 2015, we were in compliance with these covenants. However, our continued compliance with these covenants depends on many factors, some of which are beyond our control. Accordingly, there are no assurances that we will continue to comply with the covenants in our credit facility. Failure to comply with these covenants would result in a default under this facility which, if we were unable to obtain a waiver from the lenders thereunder, could result in an acceleration of repayments under the facility and thereby have a material adverse impact on our business, financial condition and results of operations.
Failure to extend our existing credit facility, the revolving period of which is currently scheduled to expire on March 27, 2019, could have a material adverse effect on our results of operations and financial position and our ability to pay expenses and make distributions.
The revolving period for our credit facility with a syndicate of lenders is currently scheduled to terminate on March 27, 2019, with an additional one year amortization period (with distributions allowed) after the completion of the revolving period. During such one year amortization period, all principal payments on the pledged assets will be applied to reduce the balance. At the end of the one year amortization period, the remaining balance will become due if required by the lenders. If the credit facility is not renewed or extended by the participant banks by March 27, 2019, we will not be able to make further borrowings under the facility after such date and the outstanding principal balance on that date will be due and payable on March 27, 2020. As of June 30, 2015, we had $368.7 million of outstanding borrowings under our credit facility. Interest on borrowings under the credit facility is one-month LIBOR plus 225 basis points with no minimum LIBOR floor. Additionally, the lenders charge a fee on the unused portion of the credit facility equal to either 50 basis points if at least 35% of the credit facility is drawn or 100 basis points otherwise.
The credit facility requires us to pledge assets as collateral in order to borrow under the credit facility. If we are unable to extend our facility or find a new source of borrowing on acceptable terms, we will be required to pay down the amounts outstanding under the facility during the two-year term-out period through one or more of the following: (1) principal collections on our securities pledged under the facility, (2) at our option, interest collections on our securities pledged under the facility and cash collections on our securities not pledged under the facility, or (3) possible liquidation of some or all of our loans and other assets, any of which could have a material adverse effect on our results of operations and financial position and may force us to decrease or stop paying certain expenses and making distributions until the facility is repaid. In addition, our stock price could decline significantly, we would be restricted in our ability to acquire new investments and, in connection with our year-end audit, our independent registered accounting firm could raise an issue as to our ability to continue as a going concern.
Failure to refinance our existing Unsecured Notes could have a material adverse effect on our results of operations and financial position.
Our Unsecured Notes mature at various dates from December 15, 2015 to October 15, 2043. If we are unable to refinance our Unsecured Notes or find a new source of borrowing on acceptable terms, we will be required to pay down the amounts outstanding at maturity under the facility during the two-year term-out period through one or more of the following: (1) borrowing additional funds under our then current credit facility, (2) issuance of additional common stock or (3) possible liquidation of some or all of our loans and other assets, any of which could have a material adverse effect on our results of operations and financial position. In addition, our stock price could decline significantly; we would be restricted in our ability to acquire new investments and, in connection with our year-end audit, our independent registered accounting firm could raise an issue as to our ability to continue as a going concern.
The trading market or market value of our publicly issued debt securities may fluctuate.
Our publicly issued debt securities may or may not have an established trading market. We cannot assure our noteholders that a trading market for our publicly issued debt securities will ever develop or be maintained if developed. In addition to our creditworthiness, many factors may materially adversely affect the trading market for, and market value of, our publicly issued debt securities. These factors include, but are not limited to, the following:

•	the time remaining to the maturity of these debt securities;

•	the outstanding principal amount of debt securities with terms identical to these debt securities;

•	the ratings assigned by national statistical ratings agencies;

•	the general economic environment;

•	the supply of debt securities trading in the secondary market, if any;

•	the redemption or repayment features, if any, of these debt securities;

•	the level, direction and volatility of market interest rates generally; and

•	market rates of interest higher or lower than rates borne by the debt securities.
Our noteholders should also be aware that there may be a limited number of buyers when they decide to sell their debt securities. This too may materially adversely affect the market value of the debt securities or the trading market for the debt securities.
Terms relating to redemption may materially adversely affect our noteholders return on any debt securities that we may issue.
If our noteholders’ debt securities are redeemable at our option, we may choose to redeem their debt securities at times when prevailing interest rates are lower than the interest rate paid on their debt securities. In addition, if our noteholders’ debt securities are subject to mandatory redemption, we may be required to redeem their debt securities also at times when prevailing interest rates are lower than the interest rate paid on their debt securities. In this circumstance, our noteholders may not be able to reinvest the redemption proceeds in a comparable security at an effective interest rate as high as their debt securities being redeemed.
Our shares of common stock currently trade at a discount from net asset value and may continue to do so in the future, which could limit our ability to raise additional equity capital.
Shares of closed-end investment companies frequently trade at a market price that is less than the net asset value that is attributable to those shares. This characteristic of closed-end investment companies is separate and distinct from the risk that our net asset value per share may decline. It is not possible to predict whether any shares of our common stock will trade at, above, or below net asset value. The stocks of BDCs as an industry, including shares of our common stock, currently trade below net asset value as a result of concerns over liquidity, interest rate changes, leverage restrictions and distribution requirements. When our common stock is trading below its net asset value per share, we will not be able to issue additional shares of our common stock at its market price without first obtaining approval for such issuance from our stockholders and our independent directors. At our 2014 annual meeting of stockholders held on December 5, 2014, our stockholders approved our ability, subject to the condition that the maximum number of shares salable below net asset value pursuant to this authority in any particular offering that could result in such dilution is limited to 25% of our then outstanding common stock immediately prior to each such offering, to sell shares of our common stock at any level of discount from net asset value per share during the 12 month period following December 5, 2014.
There is a risk that investors in our common stock may not receive dividends or that our dividends may not grow over time and investors in our debt securities may not receive all of the interest income to which they are entitled.
We intend to make distributions on a monthly basis to our stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. If we declare a dividend and if more stockholders opt to receive cash distributions rather than participate in our dividend reinvestment plan, we may be forced to sell some of our investments in order to make cash dividend payments.
In addition, due to the asset coverage test applicable to us as a BDC, we may be limited in our ability to make distributions. Further, if we invest a greater amount of assets in equity securities that do not pay current dividends, it could reduce the amount available for distribution.
The above-referenced restrictions on distributions may also inhibit our ability to make required interest payments to holders of our debt, which may cause a default under the terms of our debt agreements. Such a default could materially increase our cost of raising capital, as well as cause us to incur penalties under the terms of our debt agreements.
Investing in our securities may involve a high degree of risk and is highly speculative.
The investments we make in accordance with our investment objective may result in a higher amount of risk than alternative investment options and volatility or loss of principal. Our investments in portfolio companies may be speculative and aggressive, and therefore, an investment in our shares may not be suitable for someone with low risk tolerance.
Our stockholders will experience dilution in their ownership percentage if they opt out of our dividend reinvestment plan.
All dividends declared in cash payable to stockholders that are participants in our dividend reinvestment plan are automatically reinvested in shares of our common stock. As a result, our stockholders that opt out of our dividend reinvestment plan will experience dilution in their ownership percentage of our common stock over time.
Sales of substantial amounts of our common stock in the public market may have an adverse effect on the market price of our common stock.
Sales of substantial amounts of our common stock, or the availability of such common stock for sale (including as a result of the conversion of our Convertible Notes into common stock), could adversely affect the prevailing market prices for our common stock. If this occurs and continues, it could impair our ability to raise additional capital through the sale of securities should we desire to do so.
If we sell shares of our common stock or securities to subscribe for or are convertible into shares of our common stock at a discount to our net asset value per share, stockholders who do not participate in such sale will experience immediate dilution in an amount that may be material.
At our 2014 annual meeting of stockholders held on December 5, 2014, our stockholders approved our ability, subject to the condition that the maximum number of shares salable below net asset value pursuant to this authority in any particular offering that could result in such dilution is limited to 25% of our then outstanding common stock immediately prior to each such offering, to sell shares of our common stock at any level of discount from net asset value per share during the 12 month period following December 5, 2014. The issuance or sale by us of shares of our common stock or securities to subscribe for or are convertible into shares of our common stock at a discount to net asset value poses a risk of dilution to our stockholders. In particular, stockholders who do not purchase additional shares of common stock at or below the discounted price in proportion to their current ownership will experience an immediate decrease in net asset value per share (as well as in the aggregate net asset value of their shares of common stock if they do not participate at all). These stockholders will also experience a disproportionately greater decrease in their participation in our earnings and assets and their voting power than the increase we experience in our assets, potential earning power and voting interests from such issuance or sale. In addition, such sales may adversely affect the price at which our common stock trades. We have not issued any shares of our common stock at prices below net asset value per share since December 3, 2014.
Our ability to enter into transactions with our affiliates is restricted.
We are prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our independent directors. Any person that owns, directly or indirectly, 5% or more of our outstanding voting securities is our affiliate for purposes of the 1940 Act and we are generally prohibited from buying or selling any security or other property from or to such affiliate, absent the prior approval of our independent directors. The 1940 Act also prohibits “joint” transactions with an affiliate, which could include investments in the same portfolio company (whether at the same or different times), without prior approval of our independent directors. Subject to certain limited exceptions, we are prohibited from buying or selling any security or other property from or to the Investment Adviser and its affiliates and persons with whom we are in a control relationship, or entering into joint transactions with any such person, absent the prior approval of the SEC.

On February 10, 2014, we received an exemptive order from the SEC (the “Order”) that gave us the ability to negotiate terms other than price and quantity of co-investment transactions with other funds managed by the Investment Adviser or certain affiliates, including Priority Income Fund, Inc. and Pathway Energy Infrastructure Fund, Inc., subject to the conditions included therein. Under the terms of the relief permitting us to co-invest with other funds managed by our Investment Adviser or its affiliates, a “required majority” (as defined in Section 57(o) of the 1940 Act) of our independent directors must make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the proposed transaction, including the consideration to be paid, are reasonable and fair to us and our stockholders and do not involve overreaching of us or our stockholders on the part of any person concerned and (2) the transaction is consistent with the interests of our stockholders and is consistent with our investment objective and strategies. In certain situations where co-investment with one or more funds managed by the Investment Adviser or its affiliates is not covered by the Order, such as when there is an opportunity to invest in different securities of the same issuer, the personnel of the Investment Adviser or its affiliates will need to decide which fund will proceed with the investment. Such personnel will make these determinations based on policies and procedures, which are designed to reasonably ensure that investment opportunities are allocated fairly and equitably among affiliated funds over time and in a manner that is consistent with applicable laws, rules and regulations. Moreover, except in certain circumstances, when relying on the Order, we will be unable to invest in any issuer in which one or more funds managed by the Investment Adviser or its affiliates has previously invested.
The market price of our securities may fluctuate significantly.
The market price and liquidity of the market for our securities may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:

•
significant volatility in the market price and trading volume of securities of business development companies or other companies in the energy industry, which are not necessarily related to the operating performance of these companies;

•	price and volume fluctuations in the overall stock market from time to time;

•	changes in regulatory policies or tax guidelines, particularly with respect to RICs or business development companies;

•	loss of RIC qualification;

•	changes in earnings or variations in operating results;

•	changes in the value of our portfolio of investments;

•	any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

•	departure of one or more of Prospect Capital Management’s key personnel;

•	operating performance of companies comparable to us;

•	short-selling pressure with respect to shares of our common stock or BDCs generally;

•	future sales of our securities convertible into or exchangeable or exercisable for our common stock or the conversion of such securities, including the Convertible Notes;

•	uncertainty surrounding the strength of the U.S. economic recovery;

•	concerns regarding European sovereign debt;

•	changes in prevailing interest rates;

•	litigation matters;

•	general economic trends and other external factors; and

•	loss of a major funding source.

In the past, following periods of volatility in the market price of a company’s securities, securities class action litigation has, from time to time, been brought against that company.
If our stock price fluctuates significantly, we may be the target of securities litigation in the future. Securities litigation could result in substantial costs and divert management’s attention and resources from our business.
There is a risk that you may not receive distributions or that our distributions may not grow over time.
We have made and intend to continue to make distributions on a monthly basis to our stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results or maintain a tax status that will allow or require any specified level of cash distributions or year-to-year increases in cash distributions. In addition, due to the asset coverage test applicable to us as a business development company, we may be limited in our ability to make distributions.
Provisions of the Maryland General Corporation Law and of our charter and bylaws could deter takeover attempts and have an adverse impact on the price of our common stock.
Our charter and bylaws and the Maryland General Corporation Law contain provisions that may have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for our stockholders or otherwise be in their best interest. These provisions may prevent stockholders from being able to sell shares of our common stock at a premium over the current of prevailing market prices.
Our charter provides for the classification of our Board of Directors into three classes of directors, serving staggered three-year terms, which may render a change of control or removal of our incumbent management more difficult. Furthermore, any and all vacancies on our Board of Directors will be filled generally only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term until a successor is elected and qualifies.
Our Board of Directors is authorized to create and issue new series of shares, to classify or reclassify any unissued shares of stock into one or more classes or series, including preferred stock and, without stockholder approval, to amend our charter to increase or decrease the number of shares of common stock that we have authority to issue, which could have the effect of diluting a stockholder’s ownership interest. Prior to the issuance of shares of common stock of each class or series, including any reclassified series, our Board of Directors is required by our governing documents to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series of shares of stock.
Our charter and bylaws also provide that our Board of Directors has the exclusive power to adopt, alter or repeal any provision of our bylaws, and to make new bylaws. The Maryland General Corporation Law also contains certain provisions that may limit the ability of a third party to acquire control of us, such as:

•
The Maryland Business Combination Act, which, subject to certain limitations, prohibits certain business combinations between us and an “interested stockholder” (defined generally as any person who beneficially owns 10% or more of the voting power of the common stock or an affiliate thereof) for five years after the most recent date on which the stockholder becomes an interested stockholder and, thereafter, imposes special minimum price provisions and special stockholder voting requirements on these combinations.

•
The Maryland Control Share Acquisition Act, which provides that “control shares” of a Maryland corporation (defined as shares of common stock which, when aggregated with other shares of common stock controlled by the stockholder, entitles the stockholder to exercise one of three increasing ranges of voting power in electing directors, as described more fully below) acquired in a “control share acquisition” (defined as the direct or indirect acquisition of ownership or control of “control shares”) have no voting rights except to the extent approved by stockholders by the affirmative vote of at least two-thirds of all the votes entitled to be cast on the matter, excluding all interested shares of common stock.

The provisions of the Maryland Business Combination Act will not apply, however, if our Board of Directors adopts a resolution that any business combination between us and any other person will be exempt from the provisions of the Maryland Business Combination Act. Our Board of Directors has adopted a resolution that any business combination between us and any other person is exempted from the provisions of the Maryland Business Combination Act, provided that the business combination is first approved by the Board of Directors, including a majority of the directors who are not interested persons as defined in the 1940 Act. There can be no assurance that this resolution will not be altered or repealed in whole or in part at any time. If the resolution is altered or repealed, the provisions of the Maryland Business Combination Act may discourage others from trying to acquire control of us.
As permitted by Maryland law, our bylaws contain a provision exempting from the Maryland Control Share Acquisition Act any and all acquisitions by any person of our common stock. Although our bylaws include such a provision, such a provision may also be amended or eliminated by our Board of Directors at any time in the future, provided that we will notify the Division of Investment Management at the SEC prior to amending or eliminating this provision. However, as noted above, the SEC has recently taken the position that the Maryland Control Share Acquisition Act is inconsistent with the 1940 Act and may not be invoked by a BDC. It is the view of the staff of the SEC that opting into the Maryland Control Share Acquisition Act would be acting in a manner inconsistent with section 18(i) of the 1940 Act. See “Description of Capital Stock - Provisions of the Maryland General Corporate Law and our Charter and Bylaws” for more information.
Your interest in us may be diluted if you do not fully exercise your subscription rights in any rights offering. In addition, if the subscription price is less than our net asset value per share, then you will experience an immediate dilution of the aggregate net asset value of your shares.
In the event we issue subscription rights, stockholders who do not fully exercise their subscription rights should expect that they will, at the completion of a rights offering pursuant to this prospectus, own a smaller proportional interest in us than would otherwise be the case if they fully exercised their rights. We cannot state precisely the amount of any such dilution in share ownership because we do not know at this time what proportion of the shares will be purchased as a result of such rights offering.
In addition, if the subscription price is less than the net asset value per share of our common stock, then our stockholders would experience an immediate dilution of the aggregate net asset value of their shares as a result of the offering. The amount of any decrease in net asset value is not predictable because it is not known at this time what the subscription price and net asset value per share will be on the expiration date of a rights offering or what proportion of the shares will be purchased as a result of such rights offering. Such dilution could be substantial.
We may in the future choose to pay dividends in our own stock, in which case our stockholders may be required to pay tax in excess of the cash they receive.
We may distribute taxable dividends that are payable in part in our stock. The IRS has issued a private letter ruling on cash/stock dividends paid by us if certain requirements are satisfied, and the ruling permits us to declare such taxable cash/stock dividends, up to 80% in stock, with respect to our taxable years ending August 31, 2014 and August 31, 2015. We have filed an application for a similar private letter ruling for our taxable years ending August 31, 2016 and August 31, 2017. Taxable stockholders receiving such dividends would be required to include the full amount of the dividend as ordinary income (or as long-term capital gain to the extent such distribution is properly designated as a capital gain dividend) to the extent of our current and accumulated earnings and profits for United States federal income tax purposes. As a result, a U.S. Stockholder (as defined in “Material U.S. Federal Income Tax Considerations”) may be required to pay tax with respect to such dividends in excess of any cash received. If a U.S. Stockholder sells the stock it receives as a dividend in order to pay this tax, it may be subject to transaction fees (e.g. broker fees or transfer agent fees) and the sales proceeds may be less than the amount included in income with respect to the dividend, depending on the market price of its stock at the time of the sale. Furthermore, with respect to Non-U.S. Stockholders (as defined in “Material U.S. Federal Income Tax Considerations”), we may be required to withhold U.S. tax with respect to such dividends, including in respect of all or a portion of such dividend that is payable in stock. In addition, if a significant number of our stockholders determine to sell shares of our stock in order to pay taxes owed on dividends, it may put downward pressure on the trading price of our stock. It is unclear whether and to what extent we will be able to pay dividends in cash and our stock.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND RESULTS OF OPERATIONS
(All figures in this section are in thousands except share, per share and other data)
        The following discussion should be read in conjunction with our consolidated financial statements and related notes and other financial information appearing elsewhere in this prospectus or incorporated by reference into this prospectus. In addition to historical information, the following discussion and other parts of this prospectus contain forward-looking information that involves risks and uncertainties. Our actual results could differ materially from those anticipated by such forward-looking information due to the factors discussed under “Risk Factors” and “Forward-Looking Statements” appearing elsewhere herein.
Note on Forward Looking Statements
Some of the statements in this section of the prospectus constitute forward-looking statements, which relate to future events or our future performance or financial condition. The forward-looking statements contained herein involve risks and uncertainties, including statements as to:

•	our future operating results;

•	our business prospects and the prospects of our portfolio companies;

•	the impact of investments that we expect to make;

•	our contractual arrangements and relationships with third parties;

•	the dependence of our future success on the general economy and its impact on the industries in which we invest;

•	the ability of our portfolio companies to achieve their objectives;
We have based the forward-looking statements included in herein on information available to us on the date of this document, and we assume no obligation to update any such forward-looking statements. Although we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make directly to you or through reports that we in the future may file with the SEC, including any annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K.
Overview
Prospect Capital Corporation is a financial services company that primarily lends to and invests in middle market privately-held companies. We are a closed-end investment company incorporated in Maryland. We have elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940 (the “1940 Act”). As a BDC, we have elected to be treated as a regulated investment company (“RIC”), under Subchapter M of the Internal Revenue Code of 1986 (the “Code”). We were organized on April 13, 2004 and were funded in an initial public offering completed on July 27, 2004.
On May 15, 2007, we formed a wholly-owned subsidiary Prospect Capital Funding LLC (“PCF”), a Delaware limited liability company and a bankruptcy remote special purpose entity, which holds certain of our portfolio loan investments that are used as collateral for the revolving credit facility at PCF. Our wholly-owned subsidiary Prospect Small Business Lending, LLC (“PSBL”) was formed on January 27, 2014 and purchases small business whole loans on a recurring basis from online small business loan originators, including On Deck Capital, Inc. (“OnDeck”) and Direct Capital Corporation (“Direct Capital”). On September 30, 2014, we formed a wholly-owned subsidiary Prospect Yield Corporation, LLC (“PYC”) and effective October 23, 2014, PYC holds our investments in collateralized loan obligations (“CLOs”). Each of these subsidiaries have been consolidated since operations commenced.
Effective July 1, 2014, we began consolidating certain of our wholly-owned and substantially wholly-owned holding companies formed by us in order to facilitate our investment strategy. The following companies have been included in our consolidated financial statements since July 1, 2014: AMU Holdings Inc.; APH Property Holdings, LLC; Arctic Oilfield Equipment USA, Inc.; CCPI Holdings Inc.; CP Holdings of Delaware LLC; Credit Central Holdings of Delaware, LLC; Energy Solutions Holdings Inc.; First Tower Holdings of Delaware LLC; Harbortouch Holdings of Delaware Inc.; MITY Holdings of Delaware Inc.; Nationwide Acceptance Holdings LLC; NMMB Holdings, Inc.; NPH Property Holdings, LLC; STI Holding, Inc.; UPH Property Holdings, LLC; Valley Electric Holdings I, Inc.; Valley Electric Holdings II, Inc.; and Wolf Energy Holdings Inc. On October 10, 2014, concurrent with the sale of the operating company, our ownership increased to 100% of the outstanding equity of ARRM Services, Inc. which was renamed SB Forging Company, Inc. (“SB Forging”). As such, we began consolidating SB Forging on October 11, 2014. We collectively refer to these entities as the “Consolidated Holding Companies.”

We are externally managed by our investment adviser, Prospect Capital Management L.P. (“Prospect Capital Management” or the “Investment Adviser”). Prospect Administration LLC (“Prospect Administration” or the “Administrator”) provides administrative services and facilities necessary for us to operate.
Our investment objective is to generate both current income and long-term capital appreciation through debt and equity investments. We invest primarily in senior and subordinated debt and equity of private companies in need of capital for acquisitions, divestitures, growth, development, recapitalizations and other purposes. We work with the management teams or financial sponsors to seek investments with historical cash flows, asset collateral or contracted pro-forma cash flows.
We currently have nine origination strategies in which we make investments: (1) lending in private equity sponsored transactions, (2) lending directly to companies not owned by private equity firms, (3) control investments in corporate operating companies, (4) control investments in financial companies, (5) investments in structured credit, (6) real estate investments, (7) investments in syndicated debt, (8) aircraft leasing and (9) online lending. We continue to evaluate other origination strategies in the ordinary course of business with no specific tops-down allocation to any single origination strategy.
Lending in Private Equity Sponsored Transactions – We make loans to companies which are controlled by leading private equity firms. This debt can take the form of first lien, second lien, unitranche or unsecured loans. In making these investments, we look for a diversified customer base, recurring demand for the product or service, barriers to entry, strong historical cash flow and experienced management teams. These loans typically have significant equity subordinate to our loan position. Historically, this strategy has comprised approximately 50%-60% of our business, but more recently it is less than 50% of our business.
Lending Directly to Companies – We provide debt financing to companies owned by non-private equity firms, the company founder, a management team or a family. Here, in addition to the strengths we look for in a sponsored transaction, we also look for the alignment with the management team with significant invested capital. This strategy often has less competition than the private equity sponsor strategy because such company financing needs are not easily addressed by banks and often require more diligence preparation. Direct lending can result in higher returns and lower leverage than sponsor transactions and may include warrants or equity to us. Historically, this strategy has comprised approximately 5%-15% of our business, but more recently it is less than 5% of our business.
Control Investments in Corporate Operating Companies – This strategy involves acquiring controlling stakes in non-financial operating companies. Our investments in these companies are generally structured as a combination of yield-producing debt and equity.  We provide certainty of closure to our counterparties, give the seller personal liquidity and generally look for management to continue on in their current roles. This strategy has comprised approximately 10%-15% of our business.
Control Investments in Financial Companies – This strategy involves acquiring controlling stakes in financial companies, including consumer direct lending, sub-prime auto lending and other strategies. Our investments in these companies are generally structured as a combination of yield-producing debt and equity. These investments are often structured in a tax-efficient RIC-compliant partnership, enhancing returns. This strategy has comprised approximately 5%-15% of our business.
Investments in Structured Credit – We make investments in CLOs, generally taking a significant position in the subordinated interests (equity) of the CLOs. The CLOs include a diversified portfolio of broadly syndicated loans and do not have direct exposure to real estate, mortgages, sub-prime debt or consumer based debt. The CLOs in which we invest are managed by top-tier collateral managers that have been thoroughly diligenced prior to investment. This strategy has comprised approximately 10%-20% of our business.
Real Estate Investments – We make investments in real estate through our three wholly-owned tax-efficient real estate investment trusts (“REITs”), American Property REIT Corp. (“APRC”), National Property REIT Corp. (“NPRC”) and United Property REIT Corp. (“UPRC” and collectively with APRC and NPRC, “our REITs”). Our real estate investments are in various classes of fully developed and occupied real estate properties that generate current yields. We seek to identify properties that have historically high occupancy and steady cash flow generation. Our REITs partner with established property managers with experience in managing the property type to manage such properties after acquisition. This is a more recent investment strategy that has comprised approximately 5%-10% of our business.
Investments in Syndicated Debt – On an opportunistic basis, we make investments in loans and high yield bonds that have been sold to a syndicate of buyers. Here we look for investments with attractive risk-adjusted returns after we have completed a fundamental credit analysis. These investments are purchased with a long term, buy-and-hold outlook and we look to provide significant structuring input by providing anchoring orders. This strategy has comprised approximately 5%-10% of our business.

Aircraft Leasing – We invest debt as well as equity in aircraft assets subject to commercial leases to credit-worthy airlines across the globe. These investments present attractive return opportunities due to cash flow consistency from long-lived assets coupled with hard asset collateral. We seek to deliver risk-adjusted returns with strong downside protection by analyzing relative value characteristics across the spectrum of aircraft types of all vintages. Our target portfolio includes both in-production and out-of-production jet and turboprop aircraft and engines, operated by airlines across the globe. This strategy comprised approximately 1.5% of our business in the fiscal year ended June 30, 2014 and approximately 1% as of June 30, 2015.
Online Lending – We make investments in loans originated by certain consumer loan and small and medium sized business (“SME”) originators. We purchase each loan in its entirety (i.e., a “whole loan”). The borrowers are consumers and SMEs. The loans are typically serviced by the originators of the loans. This strategy comprised approximately 1% of our business in the fiscal year ended June 30, 2014 and less than 5% as of June 30, 2015.
We invest primarily in first and second lien secured loans and unsecured debt, which in some cases includes an equity component. First and second lien secured loans generally are senior debt instruments that rank ahead of unsecured debt of a given portfolio company. These loans also have the benefit of security interests on the assets of the portfolio company, which may rank ahead of or be junior to other security interests. Our investments in CLOs are subordinated to senior loans and are generally unsecured. We invest in debt and equity positions of CLOs which are a form of securitization in which the cash flows of a portfolio of loans are pooled and passed on to different classes of owners in various tranches. Our CLO investments are derived from portfolios of corporate debt securities which are generally risk rated from BB to B.
We hold many of our control investments in a two-tier structure consisting of a holding company and one or more related operating companies for tax purposes. These holding companies serve various business purposes including concentration of management teams, optimization of third party borrowing costs, improvement of supplier, customer, and insurance terms, and enhancement of co-investments by the management teams. In these cases, our investment in the holding company, generally as equity, its equity investment in the operating company and along with any debt from us directly to the operating company structure represents our total exposure for the investment. As of June 30, 2015, as shown in our Consolidated Schedule of Investments, the cost basis and fair value of our investments in controlled companies was $1,894,644 and $1,974,202, respectively. This structure gives rise to several of the risks described in our public documents and highlighted elsewhere in this Annual Report. On July 1, 2014, we began consolidating all wholly-owned and substantially wholly-owned holding companies formed by us for the purpose of holding our controlled investments in operating companies. There were no significant effects of consolidating these holding companies as they hold minimal assets other than their investments in the controlled operating companies. Investment company accounting prohibits the consolidation of any operating companies.
We seek to be a long-term investor with our portfolio companies. The aggregate fair value of our portfolio investments was $6,609,558 and $6,253,739 as of June 30, 2015 and June 30, 2014, respectively. During the year ended June 30, 2015, our net cost of investments increased by $187,854, or 2.9%, as a result of the following: twenty-three new investments, several follow-on investments, and thirteen revolver advances totaling $2,059,711 (including structuring fees of $20,916); payment-in-kind interest of $29,277; net amortization of discounts and premiums of $87,638; and full repayments on eighteen investments, sale of twelve investments, and several partial prepayments and amortization payments totaling $1,633,073, net of realized losses totaling $180,423.
Compared to the end of last fiscal year (ended June 30, 2014), net assets increased by $84,867, or 2.3%, during the year ended June 30, 2015, from $3,618,182 to $3,703,049. This increase resulted from the issuance of new shares of our common stock (less offering costs) in the amount of $145,441, dividend reinvestments of $14,681, and $346,339 from operations. These increases, in turn, were offset by $421,594 in dividend distributions to our stockholders. The $346,339 from operations is net of the following: net investment income of $362,747, net realized losses on investments of $180,423, net change in unrealized appreciation on investments of $167,965, and net realized losses on extinguishment of debt of $3,950.
Fourth Quarter Highlights
Investment Transactions
During the three months ended June 30, 2015, we acquired $257,053 of new investments, completed follow-on investments in existing portfolio companies totaling approximately $171,426, funded $18,696 of revolver advances, and recorded PIK interest of $12,792, resulting in gross investment originations of $459,967. During the three months ended June 30, 2015, we received full repayments on eight investments and received several partial prepayments and amortization payments totaling $437,729, including realized losses totaling $29,450. The more significant of these transactions are discussed in “Portfolio Investment Activity.”

Debt Issuances and Redemptions
During the three months ended June 30, 2015, we issued $50,729 aggregate principal amount of Prospect Capital InterNotes® for net proceeds of $49,910. These notes were issued with stated interest rates ranging from 3.375% to 5.10% with a weighted average interest rate of 4.74%. These notes mature between August 15, 2020 and June 15, 2022. The following table summarizes the Prospect Capital InterNotes® issued during the three months ended June 30, 2015.

Tenor at Origination (in years)	Principal Amount	Interest Rate Range	Weighted Average Interest Rate	Maturity Date Range
5.25	$7,126	4.625%	4.625%	August 15, 2020 – September 15, 2020
5.5	31,397	4.75%	4.75%	October 15, 2020 – November 15, 2020
6	2,197	3.375%	3.375%	April 15, 2021 – May 15, 2021
6.5	3,912	5.10%	5.10%	December 15, 2021
7	6,097	5.10%	5.10%	May 15, 2022 – June 15, 2022
	$50,729
On May 15, 2015, we redeemed $100,000 aggregate principal amount of the 2022 Notes (as defined below) at par. As a result of this transaction, we recorded a loss in the amount of the difference between the reacquisition price and the net carrying amount of the notes, net of the proportionate amount of unamortized debt issuance costs. The net loss on the extinguishment of the 2022 Notes in the three months ended June 30, 2015 was $2,600.
During the three months ended June 30, 2015, we repaid $2,005 aggregate principal amount of Prospect Capital InterNotes® at par in accordance with the Survivor’s Option, as defined in the InterNotes® Offering prospectus. As a result of these transactions, we recorded a loss in the amount of the difference between the reacquisition price and the net carrying amount of the notes, net of the proportionate amount of unamortized debt issuance costs. The net loss on the extinguishment of Prospect Capital InterNotes® in the three months ended June 30, 2015 was $126.
Equity Issuances
On April 23, 2015, May 21, 2015 and June 18, 2015, we issued 131,971, 137,878 and 159,469 shares of our common stock in connection with the dividend reinvestment plan, respectively.
“Spin-Offs” of Certain Business Strategies
We previously announced that we intend to unlock value by “spinning off” certain “pure play” business strategies to our shareholders. We desire through these transactions to (i) transform some of the business strategies we have successfully grown and developed inside Prospect into pure play public companies with the potential for increased earnings multiples, (ii) allow for continued revenue and earnings growth through more flexible non-BDC formats (which are expected to benefit from not having one or more of the (a) 30% basket, (b) leverage, and (c) control basket constraints with which BDCs must comply), and (iii) free up our 30% basket and leverage capacity for new originations at Prospect. The business strategies we intend to enable our shareholders to participate in on a “pure play” basis have grown faster than our overall growth rate in the past few years, with outlets in less constraining structures required to continue this strong growth. We anticipate these non-BDC companies will have tax efficient structures.
We initially intend on focusing these efforts on three separate companies consisting of portions of our (i) consumer online lending business, (ii) real estate business and (iii) structured credit business. We are seeking to divest these businesses in conjunction with rights offering capital raises in which existing Prospect shareholders could elect to participate in each offering or sell their rights. The goals of these dispositions include leverage and earnings neutrality for Prospect. Our primary objective is to maximize the valuation of each offering (declining to proceed with any offering if we find any valuation not to be attractive).
The sizes and likelihood of these dispositions, some of which are expected to be partial rather than complete spin-offs, remain to be determined, but we currently expect the collective size of these three dispositions to be approximately 10% of our asset base. We seek to complete these dispositions in calendar year 2016 in a sequential fashion. The consummation of any of the spin-offs depends upon, among other things: market conditions, regulatory and exchange listing approval, and sufficient investor demand, and there can be no guarantee that we will consummate any of these spin-offs.

On March 11, 2015, Prospect Yield Corporation, LLC (“Prospect Yield”), our wholly-owned subsidiary, filed a registration statement with the SEC in connection with our rights offering disposition of a portion of our structured credit business, and Prospect Yield filed an amendment on April 17, 2015. We are a selling stockholder under the registration statement. Following consummation of the rights offering disposition, we may retain shares of Prospect Yield. We seek but cannot guarantee consummation of this disposition, which is subject to regulatory review, during calendar year 2016.
On May 6, 2015, Prospect Finance Company, LLC (“Prospect Finance”), our indirect wholly-owned subsidiary, filed a confidential registration statement with the SEC in connection with our rights offering disposition of our online consumer lending business, and Prospect Finance filed confidential amendments on June 16, July 20 and August 12, 2015. We are a selling stockholder under the registration statement. Following consummation of the rights offering disposition, we may retain shares of Prospect Finance. We seek but cannot guarantee consummation of this disposition, which is subject to regulatory review, during calendar year 2016.
On May 6, 2015, Prospect Realty Income Trust Corp. (“Prospect Realty”), our wholly-owned subsidiary, filed a confidential registration statement with the SEC in connection with our rights offering disposition of a portion of our real estate business, and Prospect Realty filed confidential amendments on June 30, July 27 and August 12, 2015. We are a selling stockholder under the registration statement. Following consummation of the rights offering disposition, we may retain shares of Prospect Finance. We seek but cannot guarantee consummation of this disposition, which is subject to regulatory review, during calendar year 2016.
On May 19, 2015, Prospect, Prospect Capital Management, Prospect Yield, Prospect Finance and Prospect Realty filed an application for an exemptive order authorizing a joint transaction that may otherwise be prohibited by Section 57(a)(4) of the 1940 Act in order to complete each of the rights offerings described above and, on October 2, 2015, an amended and restated application for the exemptive order was filed in response to comments from the SEC. There is no guarantee that the SEC will grant the relief requested in the exemptive order application.
We expect to continue as a BDC in the future to pursue our multi-line origination strategy (including continuing to invest in the businesses discussed above) as a value-added differentiating factor compared with other BDCs.
Investment Holdings
As of June 30, 2015, we continue to pursue our investment strategy. At June 30, 2015, approximately $6,609,558, or 178.5%, of our net assets are invested in 131 long-term portfolio investments and CLOs.
During the year ended June 30, 2015, we originated $2,088,988 of new investments, primarily composed of $1,435,647 of debt and equity financing to non-controlled portfolio investments, $432,562 of debt and equity financing to controlled investments, and $220,779 of subordinated notes in CLOs. Our origination efforts are focused primarily on secured lending to non-control investments to reduce the risk in the portfolio by investing primarily in first lien loans, though we also continue to close select junior debt and equity investments. Our annualized current yield was 12.1% and 12.7% as of June 30, 2014 and June 30, 2015, respectively, across all performing interest bearing investments. The increase in our current yield is primarily the result of an increase in the interest rate for First Tower, LLC and increased investments in small business whole loans as well as online consumer lending. Monetization of equity positions that we hold and loans on non-accrual status are not included in this yield calculation. In many of our portfolio companies we hold equity positions, ranging from minority interests to majority stakes, which we expect over time to contribute to our investment returns. Some of these equity positions include features such as contractual minimum internal rates of returns, preferred distributions, flip structures and other features expected to generate additional investment returns, as well as contractual protections and preferences over junior equity, in addition to the yield and security offered by our cash flow and collateral debt protections.
We are a non-diversified company within the meaning of the 1940 Act. As required by the 1940 Act, we classify our investments by level of control. As defined in the 1940 Act, “Control Investments” are those where there is the ability or power to exercise a controlling influence over the management or policies of a company. Control is generally deemed to exist when a company or individual possesses or has the right to acquire within 60 days or less, a beneficial ownership of 25% or more of the voting securities of an investee company. Under the 1940 Act, “Affiliate Investments” are defined by a lesser degree of influence and are deemed to exist through the possession outright or via the right to acquire within 60 days or less, beneficial ownership of 5% or more of the outstanding voting securities of another person. “Non-Control/Non-Affiliate Investments” are those that are neither Control Investments nor Affiliate Investments.

As of June 30, 2015, we own controlling interests in the following portfolio companies: American Property REIT Corp.; Arctic Energy Services, LLC; CCPI Inc.; CP Energy Services Inc.; Credit Central Loan Company, LLC; Echelon Aviation LLC; Edmentum Ultimate Holdings, LLC; First Tower Finance Company LLC; Freedom Marine Solutions, LLC; Gulf Coast Machine & Supply Company; Harbortouch Payments, LLC; MITY, Inc.; National Property REIT Corp.; Nationwide Loan Company LLC (f/k/a Nationwide Acceptance LLC); NMMB, Inc.; R-V Industries, Inc.; United Property REIT Corp.; Valley Electric Company, Inc.; and Wolf Energy, LLC. We also own an affiliated interest in BNN Holdings Corp.

The following shows the composition of our investment portfolio by level of control as of June 30, 2015 and June 30, 2014:

	June 30, 2015				June 30, 2014
Level of Control	Cost	% of Portfolio	Fair Value	% of Portfolio	Cost	% of Portfolio	Fair Value	% of Portfolio
Control Investments	$1,894,644	28.9%	$1,974,202	29.9%	$1,719,242	27.0%	$1,640,454	26.2%
Affiliate Investments	45,150	0.7%	45,945	0.7%	31,829	0.5%	32,121	0.5%
Non-Control/Non-Affiliate Investments	4,619,582	70.4%	4,589,411	69.4%	4,620,451	72.5%	4,581,164	73.3%
Total Investments	$6,559,376	100.0%	$6,609,558	100.0%	$6,371,522	100.0%	$6,253,739	100.0%
The following shows the composition of our investment portfolio by type of investment as of June 30, 2015 and June 30, 2014:

	June 30, 2015				June 30, 2014
Type of Investment	Cost	% of Portfolio	Fair Value	% of Portfolio	Cost	% of Portfolio	Fair Value	% of Portfolio
Revolving Line of Credit	$30,546	0.5%	$30,546	0.5%	$3,445	0.1%	$2,786	—%
Senior Secured Debt	3,617,111	55.1%	3,533,447	53.5%	3,578,339	56.2%	3,514,198	56.2%
Subordinated Secured Debt	1,234,701	18.8%	1,205,303	18.2%	1,272,275	20.0%	1,200,221	19.2%
Subordinated Unsecured Debt	145,644	2.2%	144,271	2.2%	85,531	1.3%	85,531	1.4%
Small Business Loans	50,558	0.8%	50,892	0.8%	4,637	0.1%	4,252	0.1%
CLO Debt	28,613	0.4%	32,398	0.5%	28,118	0.4%	33,199	0.5%
CLO Residual Interest	1,072,734	16.4%	1,113,023	16.8%	1,044,656	16.4%	1,093,985	17.5%
Preferred Stock	41,047	0.6%	4,361	0.1%	78,448	1.2%	9,370	0.1%
Common Stock	181,404	2.8%	164,984	2.5%	83,129	1.3%	78,074	1.3%
Membership Interest	148,192	2.3%	278,537	4.2%	190,671	3.0%	221,168	3.6%
Participating Interest(1)	—	—%	42,787	0.6%	—	—%	213	—%
Escrow Receivable	7,144	0.1%	5,984	0.1%	—	—%	1,589	—%
Warrants	1,682	—%	3,025	—%	2,273	—%	9,153	0.1%
Total Investments	$6,559,376	100.0%	$6,609,558	100.0%	$6,371,522	100.0%	$6,253,739	100.0%

(1)	Participating Interest includes our participating equity investments, such as net profits interests, net operating income interests, net revenue interests, and overriding royalty interests.

The following shows our investments in interest bearing securities by type of investment as of June 30, 2015 and June 30, 2014:

	June 30, 2015				June 30, 2014
Type of Investment	Cost	% of Portfolio	Fair Value	% of Portfolio	Cost	% of Portfolio	Fair Value	% of Portfolio
First Lien	$3,642,761	58.9%	$3,559,097	58.3%	$3,581,784	59.5%	$3,516,984	59.3%
Second Lien	1,239,597	20.0%	1,210,199	19.8%	1,272,275	21.1%	1,200,221	20.2%
Unsecured	145,644	2.4%	144,271	2.4%	85,531	1.4%	85,531	1.4%
Small Business Loans	50,558	0.8%	50,892	0.8%	4,637	0.1%	4,252	0.1%
CLO Debt	28,613	0.5%	32,398	0.5%	28,118	0.5%	33,199	0.6%
CLO Residual Interest	1,072,734	17.4%	1,113,023	18.2%	1,044,656	17.4%	1,093,985	18.4%
Total Debt Investments	$6,179,907	100.0%	$6,109,880	100.0%	$6,017,001	100.0%	$5,934,172	100.0%
The following shows the composition of our investment portfolio by geographic location as of June 30, 2015 and June 30, 2014:

	June 30, 2015				June 30, 2014
Geographic Location	Cost	% of Portfolio	Fair Value	% of Portfolio	Cost	% of Portfolio	Fair Value	% of Portfolio
Canada	$15,000	0.2%	$15,000	0.2%	$15,000	0.2%	$15,000	0.2%
Cayman Islands	1,101,347	16.8%	1,145,421	17.3%	1,072,774	16.8%	1,127,184	18.0%
France	10,145	0.2%	9,734	0.2%	10,170	0.2%	10,339	0.2%
Midwest US	797,002	12.2%	822,591	12.4%	787,864	12.4%	753,932	12.1%
Northeast US	1,085,569	16.5%	1,151,510	17.4%	1,224,403	19.2%	1,181,533	18.9%
Puerto Rico	40,911	0.6%	37,539	0.6%	41,307	0.6%	36,452	0.6%
Southeast US	1,561,990	23.8%	1,606,305	24.3%	1,570,451	24.6%	1,539,076	24.6%
Southwest US	762,454	11.6%	693,138	10.5%	680,351	10.8%	659,322	10.5%
Western US	1,184,958	18.1%	1,128,320	17.1%	969,202	15.2%	930,901	14.9%
Total Investments	$6,559,376	100.0%	$6,609,558	100.0%	$6,371,522	100.0%	$6,253,739	100.0%

The following shows the composition of our investment portfolio by industry as of June 30, 2015 and June 30, 2014:

	June 30, 2015				June 30, 2014
Industry	Cost	% of Portfolio	Fair Value	% of Portfolio	Cost	% of Portfolio	Fair Value	% of Portfolio
Aerospace & Defense	$70,860	1.1%	$78,675	1.2%	$102,803	1.6%	$102,967	1.6%
Auto Finance	—	—%	—	—%	11,139	0.2%	11,139	0.2%
Automobile	—	—%	—	—%	22,296	0.3%	22,452	0.4%
Business Services	646,021	9.8%	711,541	10.8%	598,940	9.4%	611,286	9.8%
Chemicals	4,963	0.1%	5,000	0.1%	19,648	0.3%	19,713	0.3%
Commercial Services	245,913	3.8%	241,620	3.6%	301,610	4.7%	301,610	4.8%
Construction & Engineering	58,837	0.9%	30,497	0.4%	56,860	0.9%	33,556	0.5%
Consumer Finance	426,697	6.5%	486,977	7.4%	425,497	6.7%	434,348	6.9%
Consumer Services	190,037	2.9%	190,216	2.9%	502,862	7.9%	504,647	8.1%
Contracting	—	—%	—	—%	3,831	0.1%	—	—%
Diversified Financial Services	120,327	1.8%	119,919	1.8%	37,937	0.6%	37,937	0.6%
Durable Consumer Products	439,172	6.7%	422,033	6.4%	377,205	5.9%	375,329	6.0%
Food Products	282,185	4.3%	281,365	4.3%	173,375	2.7%	174,603	2.8%
Healthcare	435,893	6.6%	434,446	6.6%	329,408	5.2%	326,142	5.2%
Hotels, Restaurants & Leisure	177,748	2.7%	177,926	2.7%	132,193	2.1%	132,401	2.1%
Machinery	376	—%	563	—%	396	—%	621	—%
Manufacturing	163,380	2.5%	126,921	1.9%	204,394	3.2%	171,577	2.7%
Media	361,825	5.5%	350,365	5.3%	362,738	5.7%	344,278	5.5%
Metal Services & Minerals	25,670	0.4%	23,745	0.4%	48,402	0.8%	51,977	0.8%
Oil & Gas Production	3,000	—%	22	—%	55,451	0.9%	3,599	0.1%
Oil & Gas Services	289,803	4.4%	246,817	3.7%	305,418	4.8%	312,532	5.0%
Online Lending	213,143	3.2%	213,477	3.2%	4,637	0.1%	4,252	0.1%
Personal & Nondurable Consumer Products	213,796	3.4%	193,046	2.8%	10,604	0.2%	11,034	0.2%
Pharmaceuticals	74,951	1.1%	74,588	1.1%	78,069	1.2%	73,690	1.2%
Property Management	5,880	0.1%	3,814	0.1%	57,500	0.9%	45,284	0.7%
Real Estate	462,895	7.1%	512,245	7.8%	353,506	5.5%	355,236	5.7%
Retail	63	—%	260	—%	14,231	0.2%	14,625	0.2%
Software & Computer Services	217,429	3.3%	217,472	3.3%	240,469	3.8%	241,260	3.9%
Telecommunication Services	4,573	0.1%	4,595	0.1%	79,630	1.2%	79,654	1.3%
Textiles, Apparel & Luxury Goods	252,200	3.8%	252,200	3.8%	275,023	4.3%	259,690	4.2%
Transportation	70,392	1.1%	63,792	1.0%	112,676	1.8%	69,116	1.1%
Subtotal	$5,458,029	83.2%	$5,464,137	82.7%	$5,298,748	83.2%	$5,126,555	82.0%
Structured Finance(1)	1,101,347	16.8%	1,145,421	17.3%	1,072,774	16.8%	1,127,184	18.0%
Total Investments	$6,559,376	100.0%	$6,609,558	100.0%	$6,371,522	100.0%	$6,253,739	100.0%

(1)	Our CLO investments do not have industry concentrations and as such have been separated in the table above.
Portfolio Investment Activity
During the year ended June 30, 2015, we acquired $929,023 of new investments, completed follow-on investments in existing portfolio companies totaling approximately $1,073,492, funded $57,196 of revolver advances, and recorded PIK interest of $29,277, resulting in gross investment originations of $2,088,988. The more significant of these transactions are briefly described below.
On July 17, 2014, we restructured our investments in BXC Company, Inc. (“BXC”) and Boxercraft Incorporated (“Boxercraft”), a wholly-owned subsidiary of BXC. The existing Senior Secured Term Loan A and a portion of the existing Senior Secured Term Loan B were replaced with a new Senior Secured Term Loan A to Boxercraft. The remainder of the existing Senior Secured Term Loan B and the existing Senior Secured Term Loan C, Senior Secured Term Loan D, and Senior Secured Term Loan E were replaced with a new Senior Secured Term Loan B to Boxercraft. The existing Senior Secured Term Loan to Boxercraft was converted into Series D Preferred Stock in BXC.
On August 5, 2014, we made an investment of $39,105 to purchase 70.94% of the subordinated notes in CIFC Funding 2014-IV Investor, Ltd. in a co-investment transaction with Priority Income Fund, Inc., a closed-end fund managed by an affiliate of Prospect Capital Management.
On August 13, 2014, we provided $210,000 of first lien senior secured financing, of which $200,000 was funded at closing, to support the recapitalization of Trinity Services Group, Inc. (“Trinity”), a leading food services company in the H.I.G. Capital portfolio. We invested $100,000 in Term Loan A notes and $100,000 in Term Loan B notes. The Term Loan A bears interest in cash at the greater of 6.5% or LIBOR plus 5.5% and has a final maturity of August 13, 2019. The Term Loan B bears interest in cash at the greater of 11.5% or LIBOR plus 10.5% and has a final maturity of August 13, 2019. The $10,000 senior secured revolver, which was unfunded at closing, bore interest in cash at the greater of 9.0% or LIBOR plus 8.0% and was terminated upon maturity on June 5, 2015.
On August 19, 2014 and August 27, 2014, we made a combined $10,670 follow-on investment in UPRC to acquire Michigan Storage, LLC, a portfolio of seven self-storage facilities located in Michigan. We invested $1,281 of equity through UPH Property Holdings, LLC and $9,389 of debt directly to UPRC. The senior secured term loan bears interest in cash at the greater of 6.0% or LIBOR plus 4.0% and payment-in-kind interest of 5.5% and has a final maturity of April 1, 2019. These properties were subsequently contributed to NPRC.
On August 29, 2014, we made a first lien senior secured investment of $44,000 to support the recapitalization of BNN Holdings Corp. We invested an equal amount in Term Loan A notes and Term Loan B notes. The Term Loan A bears interest in cash at the greater of 6.5% or LIBOR plus 5.5% and has a final maturity of August 29, 2019. The Term Loan B bears interest in cash at the greater of 11.5% or LIBOR plus 10.5% and has a final maturity of August 29, 2019. As part of the recapitalization, we received repayment of the $28,950 loan previously outstanding.
On September 10, 2014, we made a $55,869 follow-on first lien senior secured debt investment in Onyx Payments (“Onyx”), of which $50,869 was funded at closing, to fund an acquisition. We invested an additional $25,028 in Term Loan A notes and $25,841 in Term Loan B notes. The Term Loan A bears interest in cash at the greater of 6.5% or LIBOR plus 5.5% and has a final maturity of September 10, 2019. The Term Loan B bears interest in cash at the greater of 13.5% or LIBOR plus 12.5% and has a final maturity of September 10, 2019. The $5,000 senior secured revolver, which was unfunded at closing, originally bore interest in cash at the greater of 9.0% or LIBOR plus 7.75%. Effective November 25, 2014, the terms of the revolver changed to the greater of 9.0% or LIBOR plus 8.0%. The revolver has a final maturity of September 10, 2015.
On September 26, 2014, we provided $215,000 of first lien senior secured financing, of which $202,500 was funded at closing, to Pacific World Corporation (“Pacific World”), a supplier of nail and beauty care products to food, drug, mass, and value retail channels worldwide. The $200,000 term loan originally bore interest in cash at the greater of 8.0% or LIBOR plus 7.0%. On December 31, 2014, the outstanding $200,000 term loan was split into equal tranches of Term Loan A notes and Term Loan B notes. The Term Loan A bears interest in cash at the greater of 6.0% or LIBOR plus 5.0% and has a final maturity of September 26, 2020. The Term Loan B bears interest in cash at the greater of 10.0% or LIBOR plus 9.0% and has a final maturity of September 26, 2020. The $15,000 senior secured revolver, of which $2,500 was funded at closing, bears interest in cash at the greater of 8.0% or LIBOR plus 7.0% and has a final maturity of September 26, 2020.
On September 29, 2014, we made a second lien secured investment of $144,000 to support the recapitalization of PGX Holdings, Inc. (“Progrexion”). The second lien term loan bears interest in cash at the greater of 10.0% or LIBOR plus 9.0% and has a final maturity of September 29, 2021. As part of the recapitalization, we received repayment of the $436,647 loan previously outstanding.
On September 29, 2014, we made a $22,618 follow-on investment in UPRC to acquire Canterbury Green Apartments Holdings, LLC, a multi-family property located in Fort Wayne, Indiana. We invested $3,393 of equity through UPH and $19,225 of debt directly to UPRC. The senior secured term loan bears interest in cash at the greater of 6.0% or LIBOR plus 4.0% and payment-in-kind interest of 5.5% and has a final maturity of April 1, 2019.

On September 30, 2014, we made a $26,431 follow-on first lien senior secured debt investment in Harbortouch Payments, LLC (“Harbortouch”) to support an acquisition. The Term Loan C bears interest in cash at the greater of 13.0% or LIBOR plus 9.0% and has a final maturity of September 29, 2018.
On September 30, 2014, we made a $42,200 follow-on first lien senior secured debt investment in PrimeSport, Inc. (“PrimeSport”) to fund a dividend recapitalization. We invested an equal amount in Term Loan A notes and Term Loan B notes. The Term Loan A originally bore interest in cash at the greater of 7.5% or LIBOR plus 6.5% and had a final maturity of December 23, 2019. The Term Loan B originally bore interest in cash at the greater of 11.5% or LIBOR plus 10.5% and payment-in-kind interest of 1.0% and had a final maturity of December 23, 2019. On February 11, 2015, we made a $20,268 follow-on first lien senior secured debt investment in PrimeSport to support its acquisition by a new financial sponsor. We invested an additional $10,680 in Term Loan A notes and $9,588 in Term Loan B notes. In connection with the incremental funding, we amended the terms of the investments. The Term Loan A bears interest in cash at the greater of 7.0% or LIBOR plus 6.0% and has a final maturity of February 11, 2021. The Term Loan B bears interest in cash at the greater of 12.0% or LIBOR plus 11.0% and has a final maturity of February 11, 2021.
On September 30, 2014 and October 29, 2014, we made a combined $22,688 follow-on investment in UPRC to acquire Columbus OH Apartment Holdco, LLC, a portfolio of eight multi-family residential properties located in Ohio. We invested $3,398 of equity through UPH and $19,290 of debt directly to UPRC. The senior secured term loan bears interest in cash at the greater of 6.0% or LIBOR plus 4.0% and payment-in-kind interest of 5.5% and has a final maturity of April 1, 2019.
On October 6, 2014, we made a $35,221 follow-on first lien senior secured debt investment in Onyx to fund an acquisition. We invested an equal amount in Term Loan A notes and Term Loan B notes. The Term Loan A bears interest in cash at the greater of 6.5% or LIBOR plus 5.5% and has a final maturity of September 10, 2019. The Term Loan B bears interest in cash at the greater of 13.5% or LIBOR plus 12.5% and has a final maturity of September 10, 2019.
On October 8, 2014, we made a $65,000 second lien secured debt investment in Capstone Logistics Acquisition, Inc. (“Capstone”), a logistics services portfolio company. The second lien term loan originally bore interest in cash at the greater of 8.75% or LIBOR plus 7.75%. On June 12, 2015, we made a $37,500 follow-on second lien senior secured debt investment in Capstone to support an acquisition. In connection with the incremental funding, we amended the terms of this investment to the greater of 9.25% or LIBOR plus 8.25%. The investment has a final maturity of October 7, 2022.
On October 9, 2014, we made an investment of $50,743 to purchase 83.60% of the subordinated notes in Babson CLO Ltd. 2014-III in a co-investment transaction with Priority Income Fund, Inc., a closed-end fund managed by an affiliate of Prospect Capital Management.
On October 17, 2104, we made an investment of $48,994 to purchase 90.54% of the subordinated notes in Symphony CLO XV, Ltd.
On October 21, 2014, we made a $22,500 first lien senior secured debt investment in Hollander Sleep Products, LLC, a manufacturer of bed pillows and mattress pads in the United States. The first lien term loan bears interest in cash at the greater of 9.0% or LIBOR plus 8.0% and has a final maturity of October 21, 2020.
On November 17, 2014, we made a $35,000 follow-on first lien senior secured debt investment in System One Holdings, LLC, of which $23,500 was funded at closing, to fund a dividend recapitalization. We invested an additional $23,500 of first lien term loan which bears interest in cash at the greater of 10.5% or LIBOR plus 9.5% and has a final maturity of November 17, 2020. We also provided $11,500 of delayed draw term loan commitment to support a future dividend recapitalization. The delayed draw term loan, which was unfunded at closing, would increase the existing first lien term loan and bear the same terms and conditions as the initial loan, if drawn.
On November 25, 2014, we made a $127,000 follow-on first lien senior secured debt investment in InterDent, Inc. (“InterDent”), of which $120,000 was funded at closing, as part of an add-on acquisition growth and recapitalization strategy. We invested an additional $60,000 in Term Loan A notes and $60,000 in Term Loan B notes. The Term Loan A bears interest in cash at the greater of 6.25% or LIBOR plus 5.25% and has a final maturity of August 3, 2017. The Term Loan B bears interest in cash at the greater of 11.25% or LIBOR plus 10.25% and has a final maturity of August 3, 2017. We also provided $7,000 of delayed draw term loan commitment to support future acquisitions. The delayed draw term loan, which was unfunded at closing, was fully drawn on December 23, 2014, increasing the existing Term Loan A and Term Loan B on a pro rata basis and bearing the same terms and conditions as the initial loans.

On December 19, 2014, we provided a $25,000 loan to support the growth of Security Alarm Financing Enterprises, L.P., a national security alarm company. The senior subordinated note bears interest in cash at the greater of 11.5% or LIBOR plus 9.5% and has a final maturity of December 19, 2020.
On January 16, 2015, we made a $13,871 follow-on investment in NPRC to acquire five additional properties in Michigan Storage, LLC, a portfolio of twelve self-storage facilities located in Michigan. We invested $2,061 of equity through NPH Property Holdings, LLC and $11,810 of debt directly to NPRC. The senior secured Term Loan A bears interest in cash at the greater of 6.0% or LIBOR plus 4.0% and payment-in-kind interest of 5.5% and has a final maturity of April 1, 2019.
On March 30, 2015, we made a $74,700 follow-on first lien senior secured debt investment in Instant Web, LLC (“IWCO”), of which $58,700 was funded at closing, to support a recapitalization of the business. We invested an additional $22,100 in Term Loan A notes, $22,100 in Term Loan B notes, and $14,500 in Term Loan C notes. The Term Loan A bears interest in cash at the greater of 5.5% or LIBOR plus 4.5% and has a final maturity of March 28, 2019. The Term Loan B bears interest in cash at the greater of 12.0% or LIBOR plus 11.0% and has a final maturity of March 28, 2019. The Term Loan C bears interest in cash at the greater of 12.75% or LIBOR plus 11.75% and has a final maturity of March 28, 2019. We also provided $16,000 of delayed draw term loan commitment to support a future dividend recapitalization. The delayed draw term loan, which was unfunded at closing, would increase the existing Term Loan A and Term Loan B on a pro rata basis and bear the same terms and conditions as the initial loans, if drawn.
On April 15, 2015, we provided $48,500 of first lien senior secured financing, of which $43,500 was funded at closing, to USG Intermediate, LLC, an entrepreneur-owned direct marketing company. The Term Loan A bears interest in cash at the greater of 7.5% or LIBOR plus 6.5% and has a final maturity of April 15, 2020. The Term Loan B bears interest in cash at the greater of 12.5% or LIBOR plus 11.5% and has a final maturity of April 15, 2020. The $5,000 senior secured revolver, which was unfunded at closing, bears interest in cash at the greater of 10.0% or LIBOR plus 9.0% and has a final maturity of April 15, 2016.
On April 16, 2015, we made a $10,000 second lien secured debt investment in SESAC Holdco II LLC, a performance rights organization based in Nashville, Tennessee. The second lien term loan bears interest in cash at the greater of 9.0% or LIBOR plus 8.0% and has a final maturity of April 22, 2021.
On May 13, 2015, we made an investment of $44,645 to purchase 81.48% of the subordinated notes in Mountain View CLO IX Ltd. in a co-investment transaction with Priority Income Fund, Inc., a closed-end fund managed by an affiliate of Prospect Capital Management.
On May 28, 2015, we made a $15,000 follow-on first lien senior secured debt investment in Traeger Pellet Grills LLC in connection with a delayed purchase price payment. We invested an additional $7,500 in Term Loan A notes and $7,500 in Term Loan B notes. The Term Loan A bears interest in cash at the greater of 6.5% or LIBOR plus 4.5% and has a final maturity of June 18, 2018. The Term Loan B bears interest in cash at the greater of 11.5% or LIBOR plus 9.5% and has a final maturity of June 18, 2018.
On June 5, 2015, we made an investment of $15,106 to purchase 50.07% of the subordinated notes in HarbourView CLO VII, Ltd. in a co-investment transaction with Priority Income Fund, Inc., a closed-end fund managed by an affiliate of Prospect Capital Management.
On June 9, 2015, we provided additional debt and equity financing to support the recapitalization of Edmentum, Inc. (“Edmentum”). As part of the recapitalization, we exchanged 100% of the $50,000 second lien term loan previously outstanding for $26,365 of junior PIK notes and 370,964.14 Class A common units representing 37.1% equity ownership in Edmentum Ultimate Holdings, LLC (“Edmentum Holdings”). In addition, we invested $5,875 in senior PIK notes and committed $7,834 as part of a second lien revolving credit facility, of which $4,896 was funded at closing. The unsecured senior PIK note issued by Edmentum Holdings bears payment-in-kind interest of 8.5% and has a final maturity of June 9, 2020. The unsecured junior PIK note issued by Edmentum Holdings bears payment-in-kind interest of 10.0% and has a final maturity of June 9, 2020. The second lien revolver issued by Edmentum bears interest in cash at 5.0% and has a final maturity of June 9, 2020. On June 9, 2015, we determined that the impairment of Edmentum was other-than-temporary and recorded a realized loss of $22,116 for the amount that the amortized cost exceeded the fair value, reducing the amortized cost to $37,216.

On June 12, 2015, we made a second lien secured investment of $5,000 to support the recapitalization of Royal Holdings, Inc., a manufacturer of high-value specialty adhesives and sealants. The second lien term loan bears interest in cash at the greater of 8.5% or LIBOR plus 7.5% and has a final maturity of June 19, 2023. As part of the recapitalization, on June 22, 2015, we received repayment of the $20,000 loan previously outstanding from Royal Adhesives and Sealants, LLC, a wholly-owned subsidiary of Royal Holdings, Inc.
On June 19, 2015, we made a $10,000 second lien secured investment in Prime Security Services Borrower, LLC to support the simultaneous acquisitions of two providers of alarm monitoring services in the United States. The second lien term loan bears interest in cash at the greater of 9.75% or LIBOR plus 8.75% and has a final maturity of July 1, 2022.
On June 23, 2015, we made a $10,000 second lien secured investment in PlayPower, Inc., a global designer and manufacturer of commercial playgrounds as well as indoor and outdoor recreational equipment. The second lien term loan bears interest in cash at the greater of 9.75% or LIBOR plus 8.75% and has a final maturity of June 23, 2022.
On June 26, 2015, we made a $21,400 follow-on first lien senior secured debt investment in Global Employment Solutions, Inc. to support an acquisition. In connection with the incremental funding, we amended the terms of this investment to the greater of 10.25% or LIBOR plus 9.25% and extended the final maturity to June 26, 2020.
On June 26, 2015, we made an investment of $16,928 to purchase 56.52% of the subordinated notes in Jefferson Mill CLO Ltd. in a co-investment transaction with Priority Income Fund, Inc., a closed-end fund managed by an affiliate of Prospect Capital Management.
On June 30, 2015, we provided $58,500 of first lien senior secured financing, of which $44,000 was funded at closing, to BAART Programs, Inc., an operator of outpatient opioid treatment service clinics. We invested $21,500 in Term Loan A notes and $21,500 in Term Loan B notes. The Term Loan A bears interest in cash at the greater of 6.25% or LIBOR plus 5.75% and has a final maturity of June 30, 2020. The Term Loan B bears interest in cash at the greater of 11.25% or LIBOR plus 10.75% and has a final maturity of June 30, 2020. The $5,000 senior secured revolver, of which $1,000 was funded at closing, bears interest in cash at the greater of 8.75% or LIBOR plus 8.25% and has a final maturity of June 30, 2018. We also provided $10,500 of delayed draw term loan commitment to fund a future earnout payment to the sellers. The delayed draw term loan, which was unfunded at closing, would increase the existing Term Loan A and Term Loan B on a pro rata basis and bear the same terms and conditions as the initial loans, if drawn.
In addition to the purchases noted above, during the year ended June 30, 2015, we made thirty-six follow-on investments in NPRC totaling $224,200 to support the online consumer lending initiative. We invested $52,350 of equity through NPH Property Holdings, LLC and $171,850 of debt directly to NPRC and its wholly-owned subsidiaries.
Additionally, during the year ended June 30, 2015, our wholly-owned subsidiary PSBL purchased $96,380 of small business whole loans from OnDeck and Direct Capital.
During the year ended June 30, 2015, we received full repayments on eighteen investments, sold twelve investments, and received several partial prepayments and amortization payments totaling $1,633,073, net of realized losses totaling $180,423. The more significant of these transactions are briefly described below.
On July 22, 2014, Injured Workers Pharmacy, LLC repaid the $22,678 loan receivable to us.
On July 23, 2014, Correctional Healthcare Holding Company, Inc. repaid the $27,100 loan receivable to us.
On July 28, 2014, Tectum Holdings, Inc. repaid the $10,000 loan receivable to us.
On August 1, 2014, we sold our investments in Airmall Inc. (“Airmall”) for net proceeds of $51,379 and realized a loss of $3,473 on the sale. In addition, there is $6,000 being held in escrow, of which 98% is due to Prospect, which will be recognized as an additional realized loss if it is not received. On October 22, 2014, we received a tax refund of $665 related to our investment in Airmall for which we realized a gain of the same amount.
On August 20, 2014, we sold the assets of Borga, Inc. (“Borga”), a wholly-owned subsidiary of STI Holding, Inc., for net proceeds of $382 and realized a loss of $2,589 on the sale. On December 29, 2014, Borga was dissolved.
On August 22, 2014, Byrider Systems Acquisition Corp. repaid the $11,177 loan receivable to us.
On August 22, 2014, Capstone Logistics, LLC repaid the $189,941 loans receivable to us.

On August 22, 2014, TriMark USA, LLC repaid the $10,000 loan receivable to us.
On August 25, 2014, we sold Boxercraft, a wholly-owned subsidiary of BXC, for net proceeds of $750 and realized a net loss of $16,949 on the sale.
On September 15, 2014, Echelon Aviation LLC (“Echelon”) repaid $37,313 of the $78,121 loan receivable to us.
On October 3, 2014, we sold our $35,000 investment in Babson CLO Ltd. 2011-I and realized a loss of $6,410 on the sale.
On October 7, 2014, Grocery Outlet, Inc. repaid the $14,457 loan receivable to us.
On October 10, 2014, ARRM Services, Inc. (“ARRM”) sold Ajax Rolled Ring & Machine, LLC (“Ajax”) to a third party and repaid the $19,337 loan receivable to us and we recorded a realized loss of $23,560 related to the sale. Concurrent with the sale, our ownership increased to 100% of the outstanding equity of ARRM Services, Inc. which was renamed SB Forging Company, Inc. (“SB Forging”). As such, we began consolidating SB Forging on October 11, 2014. In addition, there is $3,000 being held in escrow of which $802 was received on May 6, 2015 for which we realized a gain of the same amount. The remainder will be recognized as additional gain if and when received.
On October 20, 2014, we sold our $22,000 investment in Galaxy XII CLO, Ltd. and realized a loss of $2,435 on the sale.
On December 4, 2014, we sold our $29,075 investment in Babson CLO Ltd. 2012-I and realized a loss of $3,767 on the sale.
On December 4, 2014, we sold our $27,850 investment in Babson CLO Ltd. 2012-II and realized a loss of $2,949 on the sale.
On December 24, 2014, Focus Products Group International, LLC repaid the $19,745 loan receivable to us.
On February 13, 2015, CRT MIDCO, LLC repaid the $46,754 loan receivable to us.
On April 2, 2015, we sold our $74,654 investment in American Broadband Holding Company. There was no gain or loss realized on the sale.
On April 8, 2015, we sold 60% of the outstanding principal balance of the senior secured Term Loan A investment in Trinity for $59,253. There was no gain or loss realized on the sale.
On April 10, 2015, Sandow Media, LLC repaid the $24,425 loan receivable to us.
On April 16, 2015, Ikaria, Inc. repaid the $20,000 loan receivable to us.
On May 22, 2015, Blue Coat Systems, Inc. repaid the $11,000 loan receivable to us.
On June 2, 2015, we sold 100% of the outstanding principal balance of the senior secured Term Loan A investment in Fleetwash, Inc. for $24,079. There was no gain or loss realized on the sale.
On June 5, 2015, we sold our equity investment in Vets Securing America, Inc. (“VSA”) and realized a net loss of $975 on the sale. In connection with the sale, VSA was released as a borrower on the secured promissory notes, leaving The Healing Staff, Inc. (“THS”) as the sole borrower. During the year ended June 30, 2015, THS ceased operations and we recorded a realized loss of $2,956, reducing the amortized cost to zero.
On June 8, 2015, we sold an additional 10% of the total outstanding principal balance of the senior secured Term Loan A investment in Trinity for $9,876. There was no gain or loss realized on the sale.
On June 22, 2015, IDQ Holdings, Inc. repaid the $12,500 loan receivable to us.
On June 22, 2015, we sold 26.85% of the outstanding principal balance of the senior secured Term Loan A investment in PrimeSport for $19,950. There was no gain or loss realized on the sale.
On June 22, 2015, we sold an additional 20% of the total outstanding principal balance of the senior secured Term Loan A investment in Trinity for $19,751. There was no gain or loss realized on the sale.

On June 25, 2015, Deltek, Inc. repaid the $12,000 loan receivable to us.
In addition to the repayments noted above, during the year ended June 30, 2015, we received partial repayments of $31,365 of the NPRC loan previously outstanding and $5,577 as a return of capital on the equity investment in NPRC.
The following table provides a summary of our investment activity for each quarter within the three years ending June 30, 2015:

Quarter Ended	Acquisitions(1)	Dispositions(2)
September 30, 2012	$747,937	$158,123
December 31, 2012	772,125	349,269
March 31, 2013	784,395	102,527
June 30, 2013	798,760	321,615

September 30, 2013	556,843	164,167
December 31, 2013	608,153	255,238
March 31, 2014	1,343,256	197,947
June 30, 2014	444,104	169,617

September 30, 2014	887,205	863,144
December 31, 2014	522,705	224,076
March 31, 2015	219,111	108,124
June 30, 2015	459,967	437,729

(1)	Includes investments in new portfolio companies, follow-on investments in existing portfolio companies, refinancings and PIK interest.

(2)	Includes sales, scheduled principal payments, prepayments and refinancings.
Investment Valuation
In determining the fair value of our portfolio investments at June 30, 2015, the Audit Committee considered valuations from the independent valuation firms and from management having an aggregate range of $6,304,870 to $6,736,378, excluding money market investments.
In determining the range of value for debt instruments except CLOs and debt investments in controlled portfolio companies, management and the independent valuation firm generally estimate corporate and security credit ratings and identify corresponding yields to maturity for each loan from relevant market data. A discounted cash flow analysis was then prepared using the appropriate yield to maturity as the discount rate, to determine range of value. For non-traded equity investments, the enterprise value was determined by applying EBITDA multiples or book value multiples for similar guideline public companies and/or similar recent investment transactions. For stressed equity investments, a liquidation analysis was prepared.
In determining the range of value for our investments in CLOs, management and the independent valuation firm used a discounted cash flow model. The valuations were accomplished through the analysis of the CLO deal structures to identify the risk exposures from the modeling point of view as well as to determine an appropriate call date. For each CLO security, the most appropriate valuation approach was chosen from alternative approaches to ensure the most accurate valuation for such security. A waterfall engine is used to store the collateral data, generate collateral cash flows from the assets based on various assumptions for the risk factors, and distribute the cash flows to the liability structure based on the payment priorities, and discount them back using proper discount rates to anticipated maturity and call dates.
The Board of Directors looked at several factors in determining where within the range to value the asset including: recent operating and financial trends for the asset, independent ratings obtained from third parties, comparable multiples for recent sales of companies within the industry and discounted cash flow models for our investments in CLOs. The composite of all these analyses, applied to each investment, was a total valuation of $6,609,558.
Our portfolio companies are generally lower middle market companies, outside of the financial sector, with less than $150,000 of annual EBITDA. We believe our market has experienced less volatility than others because we believe there are more buy and hold investors who own these less liquid investments.

Control investments offer increased risk and reward over straight debt investments. Operating results and changes in market multiples can result in dramatic changes in values from quarter to quarter. Significant downturns in operations can further result in our looking to recoveries on sales of assets rather than the enterprise value of the investment. Transactions between our controlled investments and us have been detailed in Note 14 to the accompanying consolidated financial statements. Several control investments in our portfolio are under enhanced scrutiny by our senior management and our Board of Directors and are discussed below.
American Property REIT Corp.
APRC is a Maryland corporation and a qualified REIT for federal income tax purposes. APRC was formed to hold for investment, operate, finance, lease, manage, and sell a portfolio of real estate assets and engage in any and all other activities as may be necessary, incidental or convenient to carry out the foregoing. APRC acquires real estate assets, including, but not limited to, industrial, commercial, and multi-family properties. APRC may acquire real estate assets directly or through joint ventures by making a majority equity investment in a property-owning entity. As of June 30, 2015, we own 100% of the fully-diluted common equity of APRC.
During the year ended June 30, 2015, we provided $1,381 and $107 of debt and equity financing, respectively, to APRC for the acquisition of real estate properties and to fund capital expenditures for existing properties. During the year ended June 30, 2015, APRC transferred its investments in certain properties to NPRC. As a result, our investments in APRC related to these properties also transferred to NPRC. The investments transferred consisted of $12,985 of equity and $95,576 of debt. There was no gain or loss realized on these transactions. In addition, during the year ended June 30, 2015, we received $8 as a return of capital on the equity investment in APRC.
As of June 30, 2015, APRC’s real estate portfolio was comprised of twelve multi-family properties and one commercial property. The following table shows the location, acquisition date, purchase price, and mortgage outstanding due to other parties for each of the properties held by APRC as of June 30, 2015.

No.	Property Name	City	Acquisition Date	Purchase Price	Mortgage Outstanding
1	1557 Terrell Mill Road, LLC	Marietta, GA	12/28/2012	$23,500	$15,164
2	Lofton Place, LLC	Tampa, FL	4/30/2013	26,000	16,965
3	Vista Palma Sola, LLC	Bradenton, FL	4/30/2013	27,000	17,550
4	Arlington Park Marietta, LLC	Marietta, GA	5/8/2013	14,850	9,650
5	Cordova Regency, LLC	Pensacola, FL	11/15/2013	13,750	9,026
6	Crestview at Oakleigh, LLC	Pensacola, FL	11/15/2013	17,500	11,488
7	Inverness Lakes, LLC	Mobile, AL	11/15/2013	29,600	19,400
8	Kings Mill Pensacola, LLC	Pensacola, FL	11/15/2013	20,750	13,622
9	Plantations at Pine Lake, LLC	Tallahassee, FL	11/15/2013	18,000	11,817
10	Verandas at Rock Ridge, LLC	Birmingham, AL	11/15/2013	15,600	10,205
11	Plantations at Hillcrest, LLC	Mobile, AL	1/17/2014	6,930	4,972
12	Crestview at Cordova, LLC	Pensacola, FL	1/17/2014	8,500	4,950
13	Taco Bell, OK	Yukon, OK	6/4/2014	1,719	—
				$223,699	$144,809
Due to an increase in same property values driven by an increase in net operating income and a decrease in observed market capitalization rates for the properties, the Board of Directors increased the fair value of our investment in APRC to $118,256 as of June 30, 2015, a premium of $18,064 to its amortized cost, compared to the $3,392 unrealized appreciation recorded at June 30, 2014.

First Tower Finance Company LLC
We own 80.1% of First Tower Finance Company LLC (“First Tower Finance”), which owns 100% of First Tower, LLC (“First Tower”), the operating company. First Tower is a multiline specialty finance company based in Flowood, Mississippi with over 170 branch offices.
On June 15, 2012, we acquired 80.1% of First Tower businesses for $110,200 in cash and 14,518,207 unregistered shares of our common stock. Based on our share price of $11.06 at the time of issuance, we acquired our 80.1% interest in First Tower for approximately $270,771. The assets of First Tower acquired include, among other things, the subsidiaries owned by First Tower, which hold finance receivables, leaseholds, and tangible property associated with First Tower’s businesses. As part of the transaction, we received $4,038 in structuring fee income from First Tower. On October 18, 2012, we funded an additional $20,000 of senior secured debt to support seasonally high demand during the holiday season. On December 30, 2013, we funded an additional $10,000 to again support seasonal demand and received $8,000 of structuring fees related to the renegotiation and expansion of First Tower’s revolver with a third party which was recognized as other income. As of June 30, 2015, First Tower had total assets of approximately $605,260 including $400,451 of finance receivables net of unearned charges. As of June 30, 2015, First Tower’s total debt outstanding to parties senior to us was $334,637.
Due to First Tower’s maintained positive momentum driven by strong volumes and historically low delinquencies, the Board of Directors increased the fair value of our investment in First Tower Finance to $365,950 as of June 30, 2015, a premium of $47,899 to its amortized cost, compared to the $7,134 unrealized appreciation recorded at June 30, 2014.
Harbortouch Payments, LLC
Harbortouch is a merchant processor headquartered in Allentown, Pennsylvania. The company offers a range of payment processing equipment and services that facilitate the exchange of goods and services provided by small to medium-sized merchants located in the United States for payments made by credit, debit, prepaid, electronic gift, and loyalty cards. Harbortouch provides point-of-sale equipment free of cost to merchants and then manages the process whereby transaction information is sent to a consumer’s bank from the point-of-sale (front-end processing), and then funds are transferred from the consumer’s account to the merchant’s account (back-end processing).
On March 31, 2014, we acquired a controlling interest in Harbortouch for $147,898 in cash and 2,306,294 unregistered shares of our common stock. We funded $130,796 of senior secured term debt, $123,000 of subordinated term debt and $24,898 of equity at closing. As part of the transaction, we received $7,536 of structuring fee income from Harbortouch. On April 1, 2014, we restructured our investment in Harbortouch and $14,226 of equity was converted into additional debt investment. On September 30, 2014, we made a $26,431 follow-on investment in Harbortouch to support an acquisition. As part of the transaction, we received $529 of structuring fee income and $50 of amendment fee income from Harbortouch which was recorded as other income. On December 19, 2014, we made an additional $1,292 equity investment in Harbortouch Class C voting units. As of June 30, 2015, we own 100% of the Class C voting units of Harbortouch, which provide for a 53.5% residual profits allocation.
Due to improved operating results and a corresponding increase in Harbortouch’s enterprise value, the Board of Directors increased the fair value of our investment in Harbortouch to $376,936 as of June 30, 2015, a premium of $71,477 to its amortized cost, compared to the $12,620 unrealized appreciation recorded at June 30, 2014.
National Property REIT Corp.
NPRC is a Maryland corporation and a qualified REIT for federal income tax purposes. NPRC was formed to hold for investment, operate, finance, lease, manage, and sell a portfolio of real estate assets and engage in any and all other activities as may be necessary, incidental or convenient to carry out the foregoing. NPRC acquires real estate assets, including, but not limited to, industrial, commercial, and multi-family properties. NPRC may acquire real estate assets directly or through joint ventures by making a majority equity investment in a property-owning entity. Additionally, through its wholly-owned subsidiaries, NPRC invests in online consumer loans. As of June 30, 2015, we own 100% of the fully-diluted common equity of NPRC.
During the year ended June 30, 2015, we provided $171,850 and $52,350 of debt and equity financing, respectively, to NPRC to enable certain of its wholly-owned subsidiaries to invest in online consumer loans. In addition, during the year ended June 30, 2015, we received partial repayments of $32,883 of the loans previously outstanding and $5,577 as a return of capital on the equity investment in NPRC.

The online consumer loan investments held by certain of NPRC’s wholly-owned subsidiaries are unsecured obligations of individual borrowers that are issued in amounts ranging from $1 to $35, with fixed interest rates and fixed terms of either 36 or 60 months. As of June 30, 2015, the investment in online consumer loans by certain of NPRC’s wholly-owned subsidiaries had a fair value of $366,014. The average outstanding individual loan balance is approximately $9 and the loans mature on dates ranging from October 31, 2016 to June 29, 2020. Fixed interest rates range from 5.3% to 29.0% with a weighted-average current interest rate of 19.6%.
During the year ended June 30, 2015, we provided $12,046 and $2,077 of debt and equity financing, respectively, to NPRC for the acquisition of real estate properties and to fund capital expenditures for existing properties. During the year ended June 30, 2015, APRC and UPRC transferred their investments in certain properties to NPRC. As a result, our investments in APRC and UPRC related to these properties also transferred to NPRC. The investments transferred consisted of $14,266 of equity and $105,020 of debt. There was no gain or loss realized on these transactions.
As of June 30, 2015, NPRC’s real estate portfolio was comprised of eleven multi-family properties and thirteen commercial properties. The following table shows the location, acquisition date, purchase price, and mortgage outstanding due to other parties for each of the properties held by NPRC as of June 30, 2015.

No.	Property Name	City	Acquisition Date	Purchase Price	Mortgage Outstanding
1	146 Forest Parkway, LLC	Forest Park, GA	10/24/2012	$7,400	$—
2	5100 Live Oaks Blvd, LLC	Tampa, FL	1/17/2013	63,400	39,600
3	NPRC Carroll Resort, LLC	Pembroke Pines, FL	6/24/2013	225,000	157,500
4	APH Carroll 41, LLC	Marietta, GA	11/1/2013	30,600	22,097
5	Matthews Reserve II, LLC	Matthews, NC	11/19/2013	22,063	17,571
6	City West Apartments II, LLC	Orlando, FL	11/19/2013	23,562	18,533
7	Vinings Corner II, LLC	Smyrna, GA	11/19/2013	35,691	26,640
8	Uptown Park Apartments II, LLC	Altamonte Springs, FL	11/19/2013	36,590	27,471
9	Mission Gate II, LLC	Plano, TX	11/19/2013	47,621	36,148
10	St. Marin Apartments II, LLC	Coppell, TX	11/19/2013	73,078	53,863
11	APH Carroll Bartram Park, LLC	Jacksonville, FL	12/31/2013	38,000	28,500
12	APH Carroll Atlantic Beach, LLC	Atlantic Beach, FL	1/31/2014	13,025	8,916
13	23 Mile Road Self Storage, LLC	Chesterfield, MI	8/19/2014	5,804	4,350
14	36th Street Self Storage, LLC	Wyoming, MI	8/19/2014	4,800	3,600
15	Ball Avenue Self Storage, LLC	Grand Rapids, MI	8/19/2014	7,281	5,460
16	Ford Road Self Storage, LLC	Westland, MI	8/29/2014	4,642	3,480
17	Ann Arbor Kalamazoo Self Storage, LLC	Ann Arbor, MI	8/29/2014	4,458	3,345
18	Ann Arbor Kalamazoo Self Storage, LLC	Scio, MI	8/29/2014	8,927	6,695
19	Ann Arbor Kalamazoo Self Storage, LLC	Kalamazoo, MI	8/29/2014	2,363	1,775
20	Jolly Road Self Storage, LLC	Okemos, MI	1/16/2015	7,492	5,620
21	Eaton Rapids Road Self Storage, LLC	Lansing West, MI	1/16/2015	1,741	1,305
22	Haggerty Road Self Storage, LLC	Novi, MI	1/16/2015	6,700	5,025
23	Waldon Road Self Storage, LLC	Lake Orion, MI	1/16/2015	6,965	5,225
24	Tyler Road Self Storage, LLC	Ypsilanti, MI	1/16/2015	3,507	2,630
				$680,710	$485,349
Due to an increase in same property values driven by an increase in net operating income and a decrease in observed market capitalization rates for the properties, the Board of Directors increased the fair value of our investment in NPRC to $471,889 as of June 30, 2015, a premium of $22,229 to its amortized cost, compared to the $2,088 unrealized depreciation recorded at June 30, 2014.

United Property REIT Corp.
UPRC is a Delaware limited liability company and a qualified REIT for federal income tax purposes. UPRC was formed to hold for investment, operate, finance, lease, manage, and sell a portfolio of real estate assets and engage in any and all other activities as may be necessary, incidental or convenient to carry out the foregoing. UPRC acquires real estate assets, including, but not limited to, industrial, commercial, and multi-family properties. UPRC may acquire real estate assets directly or through joint ventures by making a majority equity investment in a property-owning entity. As of June 30, 2015, we own 100% of the fully-diluted common equity of UPRC.
During the year ended June 30, 2015, we provided $53,022 and $9,100 of debt and equity financing, respectively, to UPRC for the acquisition of certain properties and to fund capital expenditures for existing properties. During the year ended June 30, 2015, UPRC transferred its investments in certain properties to NPRC. As a result, our investments in UPRC related to these properties also transferred to NPRC. The investments transferred consisted of $1,281 of equity and $9,444 of debt. There was no gain or loss realized on the transaction.
As of June 30, 2015, UPRC’s real estate portfolio was comprised of fifteen multi-families properties and one commercial property. The following table shows the location, acquisition date, purchase price, and mortgage outstanding due to other parties for each of the properties held by UPRC as of June 30, 2015.

No.	Property Name	City	Acquisition Date	Purchase Price	Mortgage Outstanding
1	Atlanta Eastwood Village LLC	Stockbridge, GA	12/12/2013	$25,957	$19,785
2	Atlanta Monterey Village LLC	Jonesboro, GA	12/12/2013	11,501	9,193
3	Atlanta Hidden Creek LLC	Morrow, GA	12/12/2013	5,098	3,619
4	Atlanta Meadow Springs LLC	College Park, GA	12/12/2013	13,116	10,180
5	Atlanta Meadow View LLC	College Park, GA	12/12/2013	14,354	11,141
6	Atlanta Peachtree Landing LLC	Fairburn, GA	12/12/2013	17,224	13,575
7	Taco Bell, MO	Marshall, MO	6/4/2014	1,405	—
8	Canterbury Green Apartments Holdings LLC	Fort Wayne, IN	9/29/2014	85,500	65,825
9	Abbie Lakes OH Partners, LLC	Canal Winchester, OH	9/30/2014	12,600	10,440
10	Kengary Way OH Partners, LLC	Reynoldsburg, OH	9/30/2014	11,500	11,000
11	Lakeview Trail OH Partners, LLC	Canal Winchester, OH	9/30/2014	26,500	20,142
12	Lakepoint OH Partners, LLC	Pickerington, OH	9/30/2014	11,000	10,080
13	Sunbury OH Partners, LLC	Columbus, OH	9/30/2014	13,000	10,480
14	Heatherbridge OH Partners, LLC	Blacklick, OH	9/30/2014	18,416	15,480
15	Jefferson Chase OH Partners, LLC	Blacklick, OH	9/30/2014	13,551	12,240
16	Goldenstrand OH Partners, LLC	Hilliard, OH	10/29/2014	7,810	8,040
				$288,532	$231,220
Due to an increase in same property values driven by an increase in net operating income and a decrease in observed market capitalization rates for the properties, the Board of Directors increased the fair value of our investment in UPRC to $84,685 as of June 30, 2015, a premium of $9,057 to its amortized cost, compared to the $426 unrealized appreciation recorded at June 30, 2014.

Valley Electric Company, Inc.
We own 94.99% of Valley Electric Company, Inc. (“Valley Electric”) as of June 30, 2015. Valley Electric owns 100% of the equity of VE Company, Inc., which owns 100% of the equity of Valley Electric Co. of Mt. Vernon, Inc. (“Valley”). Valley is a leading provider of specialty electrical services in the state of Washington and is among the top 50 electrical contractors in the U.S. The company, with its headquarters in Everett, Washington, offers a comprehensive array of contracting services, primarily for commercial, industrial, and transportation infrastructure applications, including new installation, engineering and design, design-build, traffic lighting and signalization, low to medium voltage power distribution, construction management, energy management and control systems, 24-hour electrical maintenance and testing, as well as special projects and tenant improvement services. Valley was founded in 1982 by the Ward family, who held the company until the end of 2012.
On December 31, 2012, we acquired 96.3% of the outstanding shares of Valley. We funded the recapitalization of Valley with $42,572 of debt and $9,526 of equity financing. Through the recapitalization, we acquired a controlling interest in Valley for $7,449 in cash and 4,141,547 unregistered shares of our common stock. On June 24, 2014, Prospect and management of Valley formed Valley Electric and contributed their shares of Valley stock to Valley Electric. Valley management made an additional equity investment in Valley Electric, reducing our ownership to 94.99%.
Due to soft operating results, the Board of Directors decreased the fair value of our investment in Valley Electric to $30,497 as of June 30, 2015, a discount of $28,340 from its amortized cost, compared to the $23,304 unrealized depreciation recorded at June 30, 2014.
Equity positions in the portfolio are susceptible to potentially significant changes in value, both increases as well as decreases, due to changes in operating results. Several of our controlled companies experienced such volatility and we recorded corresponding fluctuations in valuations during the year ended June 30, 2015. See above for discussions regarding the fluctuations in APRC, First Tower, Harbortouch, NPRC, UPRC, and Valley Electric. During the year ended June 30, 2015, the value of our investment in CP Energy Services Inc. (“CP Energy”) decreased by $41,927 as a result of depressed earnings resulting from softness of the energy markets; Gulf Coast Machine & Supply Company (“Gulf Coast”) decreased by $16,041 due to a decline in operating results; and R-V Industries, Inc. (“R-V”) decreased by $16,052 due to lower sales profitability. In total, thirteen of the controlled investments are valued at the original investment amounts or higher, and six of the controlled investments have been valued at discounts to the original investment. Overall, at June 30, 2015, control investments are valued at $79,558 above their amortized cost.
We hold one affiliate investment at June 30, 2015. Our affiliate portfolio company did not experience a significant change in valuation during the year ended June 30, 2015.
With the non-control/non-affiliate investments, generally, there is less volatility related to our total investments because our equity positions tend to be smaller than with our control/affiliate investments, and debt investments are generally not as susceptible to large swings in value as equity investments. For debt investments, the fair value is generally limited on the high side to each loan’s par value, plus any prepayment premia that could be imposed. Many of the debt investments in this category have not experienced a significant change in value, as they were previously valued at or near par value. Non-control/non-affiliate investments did not experience significant changes and are generally performing as expected or better than expected. During the year ended June 30, 2015, the value of our investment in Pacific World decreased by $21,328 due to a decline in operating results. Overall, at June 30, 2015, non-control/non-affiliate investments are valued at $30,171 below their amortized cost.
Capitalization
Our investment activities are capital intensive and the availability and cost of capital is a critical component of our business. We capitalize our business with a combination of debt and equity. Our debt as of June 30, 2015 consists of: a Revolving Credit Facility availing us of the ability to borrow debt subject to borrowing base determinations; Convertible Notes which we issued in December 2010, February 2011, April 2012, August 2012, December 2012 and April 2014; Public Notes which we issued in March 2013 and April 2014; and Prospect Capital InterNotes® which we may issue from time to time. Our equity capital is comprised entirely of common equity.

The following table shows the maximum draw amounts and outstanding borrowings of our Revolving Credit Facility, Convertible Notes, Public Notes and Prospect Capital InterNotes® as of June 30, 2015 and June 30, 2014.

	June 30, 2015		June 30, 2014
	Maximum Draw Amount	Amount Outstanding	Maximum Draw Amount	Amount Outstanding
Revolving Credit Facility	$885,000	$368,700	$857,500	$92,000
Convertible Notes	1,239,500	1,239,500	1,247,500	1,247,500
Public Notes	548,094	548,094	647,881	647,881
Prospect Capital InterNotes®	827,442	827,442	785,670	785,670
Total	$3,500,036	$2,983,736	$3,538,551	$2,773,051
The following table shows the contractual maturities of our Revolving Credit Facility, Convertible Notes, Public Notes and Prospect Capital InterNotes® as of June 30, 2015.

	Payments Due by Period
	Total	Less than 1 Year	1 – 3 Years	3 – 5 Years	After 5 Years
Revolving Credit Facility	$368,700	$—	$—	$368,700	$—
Convertible Notes	1,239,500	150,000	497,500	592,000	—
Public Notes	548,094	—	—	300,000	248,094
Prospect Capital InterNotes®	827,442	—	54,509	369,938	402,995
Total Contractual Obligations	$2,983,736	$150,000	$552,009	$1,630,638	$651,089
The following table shows the contractual maturities of our Revolving Credit Facility, Convertible Notes, Public Notes and Prospect Capital InterNotes® as of June 30, 2014.

	Payments Due by Period
	Total	Less than 1 Year	1 – 3 Years	3 – 5 Years	After 5 Years
Revolving Credit Facility	$92,000	$—	$92,000	$—	$—
Convertible Notes	1,247,500	—	317,500	530,000	400,000
Public Notes	647,881	—	—	—	647,881
Prospect Capital InterNotes®	785,670	—	8,859	261,456	515,355
Total Contractual Obligations	$2,773,051	$—	$418,359	$791,456	$1,563,236
Historically, we have funded a portion of our cash needs through borrowings from banks, issuances of senior securities, including secured, unsecured and convertible debt securities, or issuances of common equity. For flexibility, we maintain a universal shelf registration statement that allows for the public offering and sale of our debt securities, common stock, preferred stock, subscription rights, and warrants and units to purchase such securities in an amount up to $5,000,000 less issuances to date. As of June 30, 2015, we can issue up to $4,822,626 of additional debt and equity securities in the public market under this shelf registration. We may from time to time issue securities pursuant to the shelf registration statement or otherwise pursuant to private offerings. The issuance of debt or equity securities will depend on future market conditions, funding needs and other factors and there can be no assurance that any such issuance will occur or be successful.
Each of our Unsecured Notes (as defined below) are our general, unsecured obligations and rank equal in right of payment with all of our existing and future unsecured indebtedness and will be senior in right of payment to any of our subordinated indebtedness that may be issued in the future. The Unsecured Notes are effectively subordinated to our existing secured indebtedness, such as our credit facility, and future secured indebtedness to the extent of the value of the assets securing such indebtedness and structurally subordinated to any existing and future liabilities and other indebtedness of any of our subsidiaries.

Revolving Credit Facility
On March 27, 2012, we closed on an extended and expanded credit facility with a syndicate of lenders through PCF (the “2012 Facility”). The lenders had extended commitments of $857,500 under the 2012 Facility as of June 30, 2014, which was increased to $877,500 in July 2014. The 2012 Facility included an accordion feature which allowed commitments to be increased up to $1,000,000 in the aggregate. Interest on borrowings under the 2012 Facility was one-month LIBOR plus 275 basis points with no minimum LIBOR floor. Additionally, the lenders charged a fee on the unused portion of the 2012 Facility equal to either 50 basis points if at least half of the credit facility is drawn or 100 basis points otherwise.
On August 29, 2014, we renegotiated the 2012 Facility and closed an expanded five and a half year revolving credit facility (the “2014 Facility” and collectively with the 2012 Facility, the “Revolving Credit Facility”). The lenders have extended commitments of $885,000 under the 2014 Facility as of June 30, 2015. The 2014 Facility includes an accordion feature which allows commitments to be increased up to $1,500,000 in the aggregate. The revolving period of the 2014 Facility extends through March 2019, with an additional one year amortization period (with distributions allowed) after the completion of the revolving period. During such one year amortization period, all principal payments on the pledged assets will be applied to reduce the balance. At the end of the one year amortization period, the remaining balance will become due, if required by the lenders.
The 2014 Facility contains restrictions pertaining to the geographic and industry concentrations of funded loans, maximum size of funded loans, interest rate payment frequency of funded loans, maturity dates of funded loans and minimum equity requirements. The 2014 Facility also contains certain requirements relating to portfolio performance, including required minimum portfolio yield and limitations on delinquencies and charge-offs, violation of which could result in the early termination of the 2014 Facility. The 2014 Facility also requires the maintenance of a minimum liquidity requirement. As of June 30, 2015, we were in compliance with the applicable covenants.
Interest on borrowings under the 2014 Facility is one-month LIBOR plus 225 basis points with no minimum LIBOR floor. Additionally, the lenders charge a fee on the unused portion of the 2014 Facility equal to either 50 basis points if at least 35% of the credit facility is drawn or 100 basis points otherwise. The 2014 Facility requires us to pledge assets as collateral in order to borrow under the credit facility.
As of June 30, 2015 and June 30, 2014, we had $721,800 and $780,620, respectively, available to us for borrowing under the Revolving Credit Facility, of which the amount outstanding was $368,700 and $92,000, respectively. As additional eligible investments are transferred to PCF and pledged under the Revolving Credit Facility, PCF will generate additional availability up to the current commitment amount of $885,000. As of June 30, 2015, the investments, including money market funds, used as collateral for the Revolving Credit Facility had an aggregate fair value of $1,539,763, which represents 22.9% of our total investments and money market funds. These assets are held and owned by PCF, a bankruptcy remote special purpose entity, and as such, these investments are not available to our general creditors. The release of any assets from PCF requires the approval of the facility agent.
In connection with the origination and amendments of the Revolving Credit Facility, we incurred $8,866 of new fees and $3,539 of fees carried over for continuing participants from the previous facility, which are being amortized over the term of the facility in accordance with ASC 470-50, of which $10,280 remains to be amortized and is included within deferred financing costs on the Consolidated Statement of Assets and Liabilities as of June 30, 2015. In accordance with ASC 470-50, we expensed $332 of fees relating to credit providers in the 2012 Facility who did not commit to the 2014 Facility.

During the years ended June 30, 2015, 2014 and 2013, we recorded $14,424, $12,216 and $9,082, respectively, of interest costs, unused fees and amortization of financing costs on the Revolving Credit Facility as interest expense.
Convertible Notes
On December 21, 2010, we issued $150,000 aggregate principal amount of convertible notes that mature on December 15, 2015 (the “2015 Notes”), unless previously converted or repurchased in accordance with their terms. The 2015 Notes bear interest at a rate of 6.25% per year, payable semi-annually on June 15 and December 15 of each year, beginning June 15, 2011. Total proceeds from the issuance of the 2015 Notes, net of underwriting discounts and offering costs, were $145,200.
On February 18, 2011, we issued $172,500 aggregate principal amount of convertible notes that mature on August 15, 2016 (the “2016 Notes”), unless previously converted or repurchased in accordance with their terms. The 2016 Notes bear interest at a rate of 5.50% per year, payable semi-annually on February 15 and August 15 of each year, beginning August 15, 2011. Total proceeds from the issuance of the 2016 Notes, net of underwriting discounts and offering costs, were $167,325.

Between January 30, 2012 and February 2, 2012, we repurchased $5,000 aggregate principal amount of the 2016 Notes at a price of 97.5, including commissions. The transactions resulted in our recognizing $10 of loss in the year ended June 30, 2012.
On April 16, 2012, we issued $130,000 aggregate principal amount of convertible notes that mature on October 15, 2017 (the “2017 Notes”), unless previously converted or repurchased in accordance with their terms. The 2017 Notes bear interest at a rate of 5.375% per year, payable semi-annually on April 15 and October 15 of each year, beginning October 15, 2012. Total proceeds from the issuance of the 2017 Notes, net of underwriting discounts and offering costs, were $126,035.
On August 14, 2012, we issued $200,000 aggregate principal amount of convertible notes that mature on March 15, 2018 (the “2018 Notes”), unless previously converted or repurchased in accordance with their terms. The 2018 Notes bear interest at a rate of 5.75% per year, payable semi-annually on March 15 and September 15 of each year, beginning March 15, 2013. Total proceeds from the issuance of the 2018 Notes, net of underwriting discounts and offering costs, were $193,600.
On December 21, 2012, we issued $200,000 aggregate principal amount of convertible notes that mature on January 15, 2019 (the “2019 Notes”), unless previously converted or repurchased in accordance with their terms. The 2019 Notes bear interest at a rate of 5.875% per year, payable semi-annually on January 15 and July 15 of each year, beginning July 15, 2013. Total proceeds from the issuance of the 2019 Notes, net of underwriting discounts and offering costs, were $193,600.
On April 11, 2014, we issued $400,000 aggregate principal amount of convertible notes that mature on April 15, 2020 (the “2020 Notes”), unless previously converted or repurchased in accordance with their terms. The 2020 Notes bear interest at a rate of 4.75% per year, payable semi-annually on April 15 and October 15 each year, beginning October 15, 2014. Total proceeds from the issuance of the 2020 Notes, net of underwriting discounts and offering costs, were $387,500. On January 30, 2015, we repurchased $8,000 aggregate principal amount of the 2020 Notes at a price of 93.0, including commissions. As a result of this transaction, we recorded a gain in the amount of the difference between the reacquisition price and the net carrying amount of the notes, net of the proportionate amount of unamortized debt issuance costs. The net gain on the extinguishment of the 2020 Notes in the year ended June 30, 2015 was $332.
Certain key terms related to the convertible features for the 2015 Notes, the 2016 Notes, the 2017 Notes, the 2018 Notes, the 2019 Notes and the 2020 Notes (collectively, the “Convertible Notes”) are listed below.

	2015 Notes	2016 Notes	2017 Notes	2018 Notes	2019 Notes	2020 Notes
Initial conversion rate(1)	88.0902	78.3699	85.8442	82.3451	79.7766	80.6647
Initial conversion price	$11.35	$12.76	$11.65	$12.14	$12.54	$12.40
Conversion rate at June 30, 2015(1)(2)	89.9752	80.2196	87.7516	83.6661	79.8248	80.6670
Conversion price at June 30, 2015(2)(3)	$11.11	$12.47	$11.40	$11.95	$12.53	$12.40
Last conversion price calculation date	12/21/2014	2/18/2015	4/16/2015	8/14/2014	12/21/2014	4/11/2015
Dividend threshold amount (per share)(4)	$0.101125	$0.101150	$0.101500	$0.101600	$0.110025	$0.110525

(1)	Conversion rates denominated in shares of common stock per $1 principal amount of the Convertible Notes converted.

(2)	Represents conversion rate and conversion price, as applicable, taking into account certain de minimis adjustments that will be made on the conversion date.

(3)
The conversion price in effect at June 30, 2015 was calculated on the last anniversary of the issuance and will be adjusted again on the next anniversary, unless the exercise price shall have changed by more than 1% before the anniversary.

(4)	The conversion rate is increased if monthly cash dividends paid to common shares exceed the monthly dividend threshold amount, subject to adjustment.
In no event will the total number of shares of common stock issuable upon conversion exceed 96.8992 per $1 principal amount of the 2015 Notes (the “conversion rate cap”), except that, to the extent we receive written guidance or a no-action letter from the staff of the Securities and Exchange Commission (the “Guidance”) permitting us to adjust the conversion rate in certain instances without regard to the conversion rate cap and to make the 2015 Notes convertible into certain reference property in accordance with certain reclassifications, business combinations, asset sales and corporate events by us without regard to the conversion rate cap, we will make such adjustments without regard to the conversion rate cap and will also, to the extent that we make any such adjustment without regard to the conversion rate cap pursuant to the Guidance, adjust the conversion rate cap accordingly. We will use our commercially reasonable efforts to obtain such Guidance as promptly as practicable.

Prior to obtaining the Guidance, we will not engage in certain transactions that would result in an adjustment to the conversion rate increasing the conversion rate beyond what it would have been in the absence of such transaction unless we have engaged in a reverse stock split or share combination transaction such that in our reasonable best estimation, the conversion rate following the adjustment for such transaction will not be any closer to the conversion rate cap than it would have been in the absence of such transaction.
Upon conversion, unless a holder converts after a record date for an interest payment but prior to the corresponding interest payment date, the holder will receive a separate cash payment with respect to the notes surrendered for conversion representing accrued and unpaid interest to, but not including, the conversion date. Any such payment will be made on the settlement date applicable to the relevant conversion on the Convertible Notes.
No holder of Convertible Notes will be entitled to receive shares of our common stock upon conversion to the extent (but only to the extent) that such receipt would cause such converting holder to become, directly or indirectly, a beneficial owner (within the meaning of Section 13(d) of the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder) of more than 5.0% of the shares of our common stock outstanding at such time. The 5.0% limitation shall no longer apply following the effective date of any fundamental change. We will not issue any shares in connection with the conversion or redemption of the Convertible Notes which would equal or exceed 20% of the shares outstanding at the time of the transaction in accordance with NASDAQ rules.
Subject to certain exceptions, holders may require us to repurchase, for cash, all or part of their Convertible Notes upon a fundamental change at a price equal to 100% of the principal amount of the Convertible Notes being repurchased plus any accrued and unpaid interest up to, but excluding, the fundamental change repurchase date. In addition, upon a fundamental change that constitutes a non-stock change of control we will also pay holders an amount in cash equal to the present value of all remaining interest payments (without duplication of the foregoing amounts) on such Convertible Notes through and including the maturity date.
In connection with the issuance of the Convertible Notes, we incurred $39,678 of fees which are being amortized over the terms of the notes, of which $21,274 remains to be amortized and is included within deferred financing costs on the Consolidated Statement of Assets and Liabilities as of June 30, 2015.
During the years ended June 30, 2015, 2014 and 2013, we recorded $74,365, $58,042 and $45,880, respectively, of interest costs and amortization of financing costs on the Convertible Notes as interest expense.
Public Notes
On May 1, 2012, we issued $100,000 aggregate principal amount of unsecured notes that were scheduled to mature on November 15, 2022 (the “2022 Notes”). The 2022 Notes bore interest at a rate of 6.95% per year, payable quarterly on February 15, May 15, August 15 and November 15 of each year, beginning August 15, 2012. Total proceeds from the issuance of the 2022 Notes, net of underwriting discounts and offering costs, were $97,000. On May 15, 2015, we redeemed $100,000 aggregate principal amount of the 2022 Notes at par. As a result of this transaction, we recorded a loss in the amount of the difference between the reacquisition price and the net carrying amount of the notes, net of the proportionate amount of unamortized debt issuance costs. The net loss on the extinguishment of the 2022 Notes in the year ended June 30, 2015 was $2,600.
On March 15, 2013, we issued $250,000 aggregate principal amount of unsecured notes that mature on March 15, 2023 (the “2023 Notes”). The 2023 Notes bear interest at a rate of 5.875% per year, payable semi-annually on March 15 and September 15 of each year, beginning September 15, 2013. Total proceeds from the issuance of the 2023 Notes, net of underwriting discounts and offering costs, were $245,885.
On April 7, 2014, we issued $300,000 aggregate principal amount of unsecured notes that mature on July 15, 2019 (the “5.00% 2019 Notes”). Included in the issuance is $45,000 of Prospect Capital InterNotes® that were exchanged for the 5.00% 2019 Notes. The 5.00% 2019 Notes bear interest at a rate of 5.00% per year, payable semi-annually on January 15 and July 15 of each year, beginning July 15, 2014. Total proceeds from the issuance of the 5.00% 2019 Notes, net of underwriting discounts and offering costs, were $250,775.

The 2022 Notes, the 2023 Notes and the 5.00% 2019 Notes (collectively, the “Public Notes”) are direct unsecured obligations and rank equally with all of our unsecured indebtedness from time to time outstanding.
In connection with the issuance of the 2023 Notes and the 5.00% 2019 Notes, we incurred $8,036 of fees which are being amortized over the term of the notes, of which $6,604 remains to be amortized and is included within deferred financing costs on the Consolidated Statement of Assets and Liabilities as of June 30, 2015.
During the years ended June 30, 2015, 2014 and 2013, we recorded $37,063, $25,988 and $11,672, respectively, of interest costs and amortization of financing costs on the Public Notes as interest expense.
Prospect Capital InterNotes®
On February 16, 2012, we entered into a selling agent agreement (the “Selling Agent Agreement”) with Incapital LLC, as purchasing agent for our issuance and sale from time to time of up to $500,000 of Prospect Capital InterNotes® (the “InterNotes® Offering”), which was increased to $1,500,000 in May 2014. Additional agents may be appointed by us from time to time in connection with the InterNotes® Offering and become parties to the Selling Agent Agreement.
These notes are direct unsecured obligations and rank equally with all of our unsecured indebtedness from time to time outstanding. Each series of notes will be issued by a separate trust. These notes bear interest at fixed interest rates and offer a variety of maturities no less than twelve months from the original date of issuance.
During the year ended June 30, 2015, we issued $125,696 aggregate principal amount of Prospect Capital InterNotes® for net proceeds of $123,641. These notes were issued with stated interest rates ranging from 3.375% to 5.10% with a weighted average interest rate of 4.65%. These notes mature between May 15, 2020 and June 15, 2022. The following table summarizes the Prospect Capital InterNotes® issued during the year ended June 30, 2015.

Tenor at Origination (in years)	Principal Amount	Interest Rate Range	Weighted Average Interest Rate	Maturity Date Range
5.25	$7,126	4.625%	4.625%	August 15, 2020 – September 15, 2020
5.5	106,364	4.25%–4.75%	4.63%	May 15, 2020 – November 15, 2020
6	2,197	3.375%	3.375%	April 15, 2021 – May 15, 2021
6.5	3,912	5.10%	5.10%	December 15, 2021
7	6,097	5.10%	5.10%	May 15, 2022 – June 15, 2022
	$125,696

During the year ended June 30, 2014, we issued $473,762 aggregate principal amount of Prospect Capital InterNotes® for net proceeds of $465,314. These notes were issued with stated interest rates ranging from 3.75% to 6.75% with a weighted average interest rate of 5.12%. These notes mature between October 15, 2016 and October 15, 2043. The following table summarizes the Prospect Capital InterNotes® issued during the year ended June 30, 2014.

Tenor at Origination (in years)	Principal Amount	Interest Rate Range	Weighted Average Interest Rate	Maturity Date Range
3	$5,710	4.00%	4.00%	October 15, 2016
3.5	3,149	4.00%	4.00%	April 15, 2017
4	45,751	3.75%–4.00%	3.92%	November 15, 2017 – May 15, 2018
5	207,915	4.25%–5.00%	4.92%	July 15, 2018 – May 15, 2019
5.5	53,820	4.75%–5.00%	4.86%	February 15, 2019 – August 15, 2019
6.5	1,800	5.50%	5.50%	February 15, 2020
7	62,409	5.25%–5.75%	5.44%	July 15, 2020 – May 15, 2021
7.5	1,996	5.75%	5.75%	February 15, 2021
10	23,850	5.75%–6.50%	5.91%	January 15, 2024 – May 15, 2024
12	2,978	6.00%	6.00%	November 15, 2025 – December 15, 2025
15	2,495	6.00%	6.00%	August 15, 2028 – November 15, 2028
18	4,062	6.00%–6.25%	6.21%	July 15, 2031 – August 15, 2031
20	2,791	6.00%	6.00%	September 15, 2033 – October 15, 2033
25	34,886	6.25%–6.50%	6.39%	August 15, 2038 – May 15, 2039
30	20,150	6.50%–6.75%	6.60%	July 15, 2043 – October 15, 2043
	$473,762

During the year ended June 30, 2015, we redeemed $76,931 aggregate principal amount of Prospect Capital InterNotes® at par with a weighted average interest rate of 6.06% in order to replace debt with higher interest rates with debt with lower rates. During the year ended June 30, 2015, we repaid $6,993 aggregate principal amount of Prospect Capital InterNotes® at par in accordance with the Survivor’s Option, as defined in the InterNotes® Offering prospectus. As a result of these transactions, we recorded a loss in the amount of the difference between the reacquisition price and the net carrying amount of the notes, net of the proportionate amount of unamortized debt issuance costs. The net loss on the extinguishment of Prospect Capital InterNotes® in the year ended June 30, 2015 was $1,682. The following table summarizes the Prospect Capital InterNotes® outstanding as of June 30, 2015.

Tenor at Origination (in years)	Principal Amount	Interest Rate Range	Weighted Average Interest Rate	Maturity Date Range
3	$5,710	4.00%	4.00%	October 15, 2016
3.5	3,109	4.00%	4.00%	April 15, 2017
4	45,690	3.75%–4.00%	3.92%	November 15, 2017 – May 15, 2018
5	207,719	4.25%–5.00%	4.92%	July 15, 2018 – May 15, 2019
5.25	7,126	4.625%	4.63%	August 15, 2020 – September 15, 2020
5.5	115,184	4.25%–5.00%	4.65%	February 15, 2019 – November 15, 2020
6.0	2,197	3.375%	3.38%	April 15, 2021 – May 15, 2021
6.5	5,712	5.10%–5.50%	5.23%	February 15, 2020 – December 15, 2021
7	191,549	4.00%–5.85%	5.13%	September 15, 2019 – June 15, 2022
7.5	1,996	5.75%	5.75%	February 15, 2021
10	36,925	3.29%–7.00%	6.11%	March 15, 2022 – May 15, 2024
12	2,978	6.00%	6.00%	November 15, 2025 – December 15, 2025
15	17,385	5.00%–6.00%	5.14%	May 15, 2028 – November 15, 2028
18	22,729	4.125%–6.25%	5.52%	December 15, 2030 – August 15, 2031
20	4,530	5.75%–6.00%	5.89%	November 15, 2032 – October 15, 2033
25	36,320	6.25%–6.50%	6.39%	August 15, 2038 – May 15, 2039
30	120,583	5.50%–6.75%	6.23%	November 15, 2042 – October 15, 2043
	$827,442

During the year ended June 30, 2014, we repaid $6,869 aggregate principal amount of Prospect Capital InterNotes® in accordance with the Survivor’s Option, as defined in the InterNotes® Offering prospectus. In connection with the issuance of the 5.00% 2019 Notes, $45,000 of previously-issued Prospect Capital InterNotes® were exchanged for the 5.00% 2019 Notes. The following table summarizes the Prospect Capital InterNotes® outstanding as of June 30, 2014.

Tenor at Origination (in years)	Principal Amount	Interest Rate Range	Weighted Average Interest Rate	Maturity Date Range
3	$5,710	4.00%	4.00%	October 15, 2016
3.5	3,149	4.00%	4.00%	April 15, 2017
4	45,751	3.75%–4.00%	3.92%	November 15, 2017 – May 15, 2018
5	207,915	4.25%–5.00%	4.92%	July 15, 2018 – August 15, 2019
5.5	8,820	5.00%	4.86%	February 15, 2019
6.5	1,800	5.50%	5.50%	February 15, 2020
7	256,903	4.00%–6.55%	5.39%	June 15, 2019 – May 15, 2021
7.5	1,996	5.75%	5.75%	February 15, 2021
10	41,952	3.23%–7.00%	6.18%	March 15, 2022 – May 15, 2024
12	2,978	6.00%	6.00%	November 15, 2025 – December 15, 2025
15	17,465	5.00%–6.00%	5.14%	May 15, 2028 – November 15, 2028
18	25,435	4.125%–6.25%	5.49%	December 15, 2030 – August 15, 2031
20	5,847	5.625%–6.00%	5.85%	November 15, 2032 – October 15, 2033
25	34,886	6.25%–6.50%	6.39%	August 15, 2038 – May 15, 2039
30	125,063	5.50%–6.75%	6.22%	November 15, 2042 – October 15, 2043
	$785,670

In connection with the issuance of Prospect Capital InterNotes®, we incurred $20,168 of fees which are being amortized over the term of the notes, of which $16,262 remains to be amortized and is included within deferred financing costs on the Consolidated Statement of Assets and Liabilities as of June 30, 2015.
During the years ended June 30, 2015, 2014 and 2013, we recorded $44,808, $33,857 and $9,707, respectively, of interest costs and amortization of financing costs on the Prospect Capital InterNotes® as interest expense.
Net Asset Value
During the year ended June 30, 2015, we issued $160,122 of additional equity, net of underwriting and offering costs, by issuing 16,464,122 shares of our common stock. During the year ended June 30, 2015, we sold 14,845,556 shares of our common stock at an average price of $9.89 per share, and raised $146,827 of gross proceeds, under our at-the-market offering program (the “ATM Program”). Net proceeds were $145,441 after commissions to the broker-dealer on shares sold and offering costs. During the year ended June 30, 2015, we issued 1,618,566 shares of our common stock in connection with the dividend reinvestment plan. The following table shows the calculation of net asset value per share as of June 30, 2015 and June 30, 2014.

	June 30, 2015	June 30, 2014
Net assets	$3,703,049	$3,618,182
Shares of common stock issued and outstanding	359,090,759	342,626,637
Net asset value per share	$10.31	$10.56
Results of Operations
Net increase in net assets resulting from operations for the years ended June 30, 2015, 2014 and 2013 was $346,339, $319,020 and $220,856, respectively. During the year ended June 30, 2015, the significant increase in the asset base resulted in an additional $135,233 of interest income which was partially offset by increased interest costs from the leverage utilized of $40,557 and increased base management fees of $25,600. Also reducing the net increase in net assets resulting from operations for the year ended June 30, 2015 versus June 30, 2014 were significant declines in the dividends received from Airmall, Borga, and Credit Central, and a decrease in other income of $37,266. The decrease in other income is primarily from a reduction in structuring fees from lower origination levels and purchases of online consumer and commercial loans, which do not generate structuring fees. (See “Investment Income” for more details on our originations in each period.) These decreases were partially offset by a $25,745 favorable decrease in net realized and unrealized losses on investments. (See “Net Realized Losses” and “Net Change in Unrealized Appreciation (Depreciation)” for further discussion.)
During the year ended June 30, 2014, the significant increase in the asset base resulted in an additional $178,286 of interest income which was partially offset by increased interest costs from the leverage utilized of $53,762 and increased base management fees of $39,190. Also reducing the net increase in net assets resulting from operations for the year ended June 30, 2014 versus June 30, 2013 were significant declines in the dividends received from Energy Solutions. These decreases were partially offset by a $65,865 favorable decrease in net realized and unrealized losses on investments. (See “Net Realized Losses” and “Net Change in Unrealized Appreciation (Depreciation)” for further discussion.)
Net increase in net assets resulting from operations for the years ended June 30, 2015, 2014 and 2013 was $0.98, $1.06 and $1.07 per weighted average share, respectively. During the year ended June 30, 2015, the decrease is primarily due to a $0.14 per weighted average share decrease in other income driven by reduced structuring fees and a $0.07 per weighted average share decrease in dividend income received from our investments in Airmall, Borga, and Credit Central. These decreases were partially offset by a $0.04 per weighted average share decrease in income incentive fees and a $0.09 per weighted average share favorable decrease in net realized and unrealized losses on investments.
During the year ended June 30, 2014, the decrease is primarily due to a $0.41 per weighted average share decrease in investment income driven by a $0.31 per weighted average share decrease in dividend income received from our investment in Energy Solutions. The decrease is also attributable to a $0.06 per weighted average share increase in interest costs from the leverage utilized. These decreases were partially offset by a $0.09 per weighted average share decrease in income incentive fees and a $0.37 per weighted average share favorable decrease in net realized and unrealized losses on investments.
While we seek to maximize gains and minimize losses, our investments in portfolio companies can expose our capital to risks greater than those we may anticipate. These companies are typically not issuing securities rated investment grade, have limited resources, have limited operating history, have concentrated product lines or customers, are generally private companies with limited operating information available and are likely to depend on a small core of management talents. Changes in any of these factors can have a significant impact on the value of the portfolio company.

Investment Income
We generate revenue in the form of interest income on the debt securities that we own, dividend income on any common or preferred stock that we own, and fees generated from the structuring of new deals. Our investments, if in the form of debt securities, will typically have a term of one to ten years and bear interest at a fixed or floating rate. To the extent achievable, we will seek to collateralize our investments by obtaining security interests in our portfolio companies’ assets. We also may acquire minority or majority equity interests in our portfolio companies, which may pay cash or in-kind dividends on a recurring or otherwise negotiated basis. In addition, we may generate revenue in other forms including prepayment penalties and possibly consulting fees. Any such fees generated in connection with our investments are recognized as earned.
Investment income, which consists of interest income, including accretion of loan origination fees and prepayment penalty fees, dividend income and other income, including settlement of net profits interests, overriding royalty interests and structuring fees, was $791,084, $712,291 and $576,336 for the years ended June 30, 2015, 2014 and 2013, respectively. The increases are primarily the result of a larger income producing portfolio. The following table describes the various components of investment income and the related levels of debt investments:

	Year Ended June 30,
	2015	2014	2013
Interest income	$748,974	$613,741	$435,455
Dividend income	7,663	26,837	82,705
Other income	34,447	71,713	58,176
Total investment income	$791,084	$712,291	$576,336

Average debt principal of performing investments	$6,183,163	$4,886,910	$2,878,417
Weighted average interest rate earned on performing debt and equity investments	12.11%	12.56%	15.13%

Average interest income producing assets increased from $2,878,417 for the year ended June 30, 2013 to $4,886,910 for the year ended June 30, 2014 to $6,183,163 for the year ended June 30, 2015. The average interest earned on interest bearing performing assets decreased from 15.13% for the year ended June 30, 2013 to 12.56% for the year ended June 30, 2014 to 12.11% for the year ended June 30, 2015. The decrease in returns during the respective periods is primarily due to originations at lower rates than our average existing portfolio yield and, to a lesser extent, a decline in prepayment penalty income. Excluding the adjustment for prepayment penalty income, our annual return would have been 14.13% for the year ended June 30, 2013, 12.28% for the year ended June 30, 2014, and 11.97% for the year ended June 30, 2015.
Investment income is also generated from dividends and other income. Dividend income decreased from $26,837 for the year ended June 30, 2014 to $7,663 for the year ended June 30, 2015. The decrease in dividend income is primarily attributed to a $12,000 decrease in the level of dividends received from our investment in Airmall. We received dividends of $12,000 from Airmall during the year ended June 30, 2014. No such dividends were received from Airmall during the year ended June 30, 2015. The decrease in dividend income is further attributed to a $4,682 and $3,246 decrease in the level of dividends received from our investments in Credit Central and Borga (f/k/a STI Holding, Inc.), respectively. We received dividends of $159 and $4,841 from Credit Central during the years ended June 30, 2015 and June 30, 2014, respectively. We received dividends of $3,246 from Borga during the year ended June 30, 2014. No dividends were received from Borga during the year ended June 30, 2015. The decrease in dividend income was partially offset by dividends of $1,929 received from our investment in First Tower during the year ended June 30, 2015. No dividends were received from First Tower during the year ended June 30, 2014.
Dividend income decreased from $82,705 for the year ended June 30, 2013 to $26,837 for the year ended June 30, 2014. The decrease in dividend income is primarily attributed to a $53,820 decrease in the level of dividends received from our investment in Energy Solutions. The sale of Gas Solutions by Energy Solutions resulted in significant earnings and profits, as defined by the Code, at Energy Solutions for calendar year 2012. In accordance with ASC 946, the distributions we received from Energy Solutions during calendar year 2012 were required to be recognized as dividend income, as there were current year earnings and profits sufficient to support such recognition. As a result, we recognized dividends of $53,820 from Energy Solutions during the year ended June 30, 2013. No such dividends were received from Energy Solutions during the year ended June 30, 2014. The decrease in dividend income is also attributed to a $23,362 decrease in the level of dividends received from our investment in R-V. We received dividends of $1,100 and $24,462 from R-V during the years ended June 30, 2014 and June 30, 2013, respectively. The dividends from R-V during the year ended June 30, 2013 included a distribution received as part of the portfolio company’s recapitalization in November 2012 for which we provided an additional $9,500 of senior secured financing. The decrease in dividend income was partially offset by dividends of $12,000, $4,841 and $5,000 received from our investments in Airmall, Credit Central and Nationwide, respectively, during the year ended June 30, 2014. The dividends from Credit Central and Nationwide included distributions received as part of the portfolio companies’ recapitalizations in March 2014 for which we provided an additional $2,500 and $4,000 of financing, respectively. No dividends were received from Airmall, Credit Central or Nationwide during the year ended June 30, 2013.
Other income has come primarily from structuring fees, royalty interests, and settlement of net profits interests. Income from other sources decreased from $71,713 for the year ended June 30, 2014 to $34,447 for the year ended June 30, 2015. The decrease is primarily due to a $30,568 decrease in structuring fees. These fees are primarily generated from originations and will fluctuate as levels of originations and types of originations fluctuate. During the fiscal year ended June 30, 2015, we elected to suspend our equity raising activities. The curtailment of capital raising activities suppressed our levels of origination. Total originations decreased from $2,952,356 in the year ended June 30, 2014 to $2,088,988 in the year ended June 30, 2015. As a result, structuring fees fell from $57,697 in the year ended June 30, 2014 to $27,129 in the year ended June 30, 2015. Included within the $27,129 of structuring fees recognized during the year ended June 30, 2015 is a $3,000 fee from Airmall related to the sale of the operating company for which a fee was received in August 2014 and a $2,000 fee from Ajax related to the sale of the operating company for which a fee was received in October 2014. The remaining $22,129 of structuring fees recognized during the year ended June 30, 2015 resulted from follow-on investments in existing portfolio companies and new originations, primarily from our investments in InterDent, IWCO, Pacific World, PrimeSport, Trinity, and UPRC, as discussed above. To a lesser extent, the decrease in other income resulted from a decrease in miscellaneous income due to the receipt of $5,825 of legal cost reimbursement from a litigation settlement during the year ended June 30, 2014 which had been expensed in prior years. No such income was received during the year ended June 30, 2015.
Income from other sources increased from $58,176 for the year ended June 30, 2013 to $71,713 for the year ended June 30, 2014. The increase is primarily due to a $4,998 increase in structuring fees, $5,825 of legal cost reimbursement from a litigation settlement which had been expensed in prior years, and a $1,771 increase in royalty interests from our controlled investments, particularly APH, Credit Central, First Tower, Nationwide, NPH and UPH. During the years ended June 30, 2014 and June 30, 2013, we recognized structuring fees of $57,697 and $52,699, respectively, from new originations, restructurings and follow-on investments. Included within the $57,697 of structuring fees recognized during the year ended June 30, 2014 is an $8,000 fee from First Tower Delaware related to the renegotiation and expansion of First Tower’s third party revolver for which a fee was received in December 2013. The remaining $49,697 of structuring fees recognized during the year ended June 30, 2014 resulted from follow-on investments and new originations, primarily from our investments in Echelon, Harbortouch, IWCO and Matrixx.
Operating Expenses
Our primary operating expenses consist of investment advisory fees (base management and income incentive fees), borrowing costs, legal and professional fees and other operating and overhead-related expenses. These expenses include our allocable portion of overhead under the Administration Agreement with Prospect Administration under which Prospect Administration provides administrative services and facilities for us. Our investment advisory fees compensate the Investment Adviser for its work in identifying, evaluating, negotiating, closing and monitoring our investments. We bear all other costs and expenses of our operations and transactions. Operating expenses were $428,337, $355,068 and $251,412 for the years ended June 30, 2015, 2014 and 2013, respectively.
The base management fee was $134,590, $108,990 and $69,800 for the years ended June 30, 2015, 2014 and 2013, respectively ($0.38, $0.36 and $0.34 per weighted average share, respectively). The increases are directly related to our growth in total assets and the per weighted average share increase is also attributable to our increase in leverage year-over-year.
For the years ended June 30, 2015, 2014 and 2013, we incurred $90,687, $89,306 and $81,231 of income incentive fees, respectively ($0.26, $0.30 and $0.39 per weighted average share, respectively). Income incentive fees remained stable year-over-year on a dollars basis, but the per share decreases were driven by corresponding decreases in pre-incentive fee net investment income from $1.96 per weighted average share for the year ended June 30, 2013 to $1.49 per weighted average share for the year ended June 30, 2014 to $1.28 per weighted average share for the year ended June 30, 2015, primarily due to decreases in dividend and other income per share. No capital gains incentive fee has yet been incurred pursuant to the Investment Advisory Agreement.
During the years ended June 30, 2015, 2014 and 2013, we incurred $170,660, $130,103 and $76,341, respectively, of interest expenses related to our Revolving Credit Facility, Convertible Notes, Public Notes and Prospect Capital InterNotes® (collectively, our “Notes”). These expenses are related directly to the leveraging capacity put into place for each of those periods and the levels of indebtedness actually undertaken in those periods.
The table below describes the various expenses of our Notes and the related indicators of leveraging capacity and indebtedness during these periods.

	Year Ended June 30,
	2015	2014	2013
Interest on borrowings	$149,312	$111,900	$62,657
Amortization of deferred financing costs	14,266	11,491	8,232
Accretion of discount on Public Notes	213	156	50
Facility commitment fees	6,869	6,556	5,402
Total interest and credit facility expenses	$170,660	$130,103	$76,341

Average principal debt outstanding	$2,830,727	$1,984,164	$1,066,368
Weighted average stated interest rate on borrowings(1)	5.27%	5.64%	5.88%
Weighted average interest rate on borrowings(2)	6.03%	6.56%	7.16%
Revolving Credit Facility amount at beginning of period	$857,500	$552,500	$492,500

(1)	Includes only the stated interest expense.

(2)	Includes the stated interest expense, amortization of deferred financing costs, accretion of discount on Public Notes and commitment fees on the undrawn portion of our Revolving Credit Facility.
The increase in interest expense during the year ended June 30, 2015 is primarily due to utilizing more debt in 2015 and late 2014 including the issuance of additional Prospect Capital InterNotes®, the 5.00% 2019 Notes and the 2020 Notes, for which we incurred an incremental $38,898 of collective interest expense. The weighted average stated interest rate on borrowings (excluding amortization, accretion and undrawn facility fees) decreased from 5.64% for the year ended June 30, 2014 to 5.27% for the year ended June 30, 2015. This decrease is primarily due to issuances of debt at lower rates.

The increase in interest expense during the year ended June 30, 2014 compared to the year ended June 30, 2013 is primarily due to the issuance of additional Prospect Capital InterNotes®, the 2019 Notes, the 5.00% 2019 Notes, the 2020 Notes and the 2023 Notes, for which we incurred an incremental $49,101 of collective interest expense. The weighted average interest rate on borrowings (excluding amortization, accretion and undrawn facility fees) decreased from 5.88% for the year ended June 30, 2013 to 5.64% for the year ended June 30, 2014. This decrease is primarily due to issuances of debt at lower coupon rates.
The allocation of overhead expense from Prospect Administration was $21,906, $21,955 and $10,131 for the years ended June 30, 2015, 2014 and 2013, respectively. During the years ended June 30, 2015, 2014 and 2013, Prospect Administration received payments of $6,929, $7,582 and $1,394, respectively, directly from our portfolio companies for legal, tax and portfolio level accounting services. We were given a credit for these payments as a reduction of the administrative services cost payable by us to Prospect Administration, resulting in net overhead expense of $14,977, $14,373 and $8,737 during the years ended June 30, 2015, 2014 and 2013, respectively. Had Prospect Administration not received these payments, Prospect Administration’s charges for its administrative services would have increased by these amounts. As our portfolio continues to grow, we expect Prospect Administration to continue to increase the size of its administrative and financial staff.
We accrued an expense of $6,500 for excise taxes for the year ended June 30, 2013. During the year ended June 30, 2014, we amended our excise tax returns resulting in the $4,200 reversal of previously recognized expense and we recorded a $2,200 prepaid asset for the amount our $4,500 excise tax payment exceeded the excise tax liability estimated through June 30, 2014. During the year ended June 30, 2015, we amended our historical excise tax returns which resulted in the increased excise tax expense of $2,505 and we recorded an excise tax payable of $305.
Total operating expenses, net of investment advisory fees, interest and credit facility expenses, allocation of overhead from Prospect Administration and excise tax (“Other Operating Expenses”) were $14,918, $16,496 and $8,803 for the years ended June 30, 2015, 2014 and 2013, respectively. The decrease of $1,578 during the year ended June 30, 2015 is primarily due to a decrease in the expenses related to potential investments that did not materialize. The increase of $7,693 during the year ended June 30, 2014 is primarily due to an increase in our investor relations expense which is included within other general and administrative expenses. Investor relations expense increased due to increased proxy costs incurred for our larger investor base.
Net Investment Income
Net investment income represents the difference between investment income and operating expenses. Net investment income was $362,747, $357,223 and $324,924 for the years ended June 30, 2015, 2014 and 2013, respectively. During the year ended June 30, 2015, the significant increase in the asset base resulted in an additional $135,233 of interest income which was offset by increased interest costs from the leverage utilized of $40,557 and increased base management fees of $25,600. Also reducing net investment income for the year ended June 30, 2015 versus June 30, 2014 were significant declines in the dividends received from Airmall, Borga, and Credit Central, and a decrease in other income of $37,266. The decrease in other income is primarily from a reduction in structuring fees from lower origination levels and purchases of online consumer and commercial loans, which do not generate structuring fees.
During the year ended June 30, 2014, the significant increase in the asset base resulted in an additional $178,286 of interest income which was partially offset by increased interest costs from the leverage utilized of $53,762 and increased base management fees of $39,190. Also reducing net investment income for the year ended June 30, 2014 versus June 30, 2013 were significant declines in the dividends received from Energy Solutions.
Net investment income for the years ended June 30, 2015, 2014 and 2013 was $1.03, $1.19 and $1.57 per weighted average share, respectively. During the year ended June 30, 2015, the decrease is primarily due to a $0.14 per weighted average share decrease in other income driven by reduced structuring fees and a $0.07 per weighted average share decrease in dividend income received from our investments in Airmall, Borga, and Credit Central. These decreases were partially offset by a $0.04 per weighted average share decrease in income incentive fees.
During the year ended June 30, 2014, the decrease is primarily due to a $0.41 per weighted average share decrease in investment income driven by a $0.31 per weighted average share decrease in dividend income received from our investment in Energy Solutions. The decrease is also attributable to a $0.06 per weighted average share increase in interest costs from the leverage utilized. These decreases were partially offset by a $0.09 per weighted average share decrease in income incentive fees.

Net Realized Losses
During the years ended June 30, 2015, 2014 and 2013, we recognized net realized losses on investments of $180,423, $3,346 and $26,234, respectively. The net realized loss during the year ended June 30, 2015 was primarily due to the sale of our investments in Airmall, Ajax, Borga, BXC and VSA for which we recognized total realized losses of $47,546, and the sale of four of our CLO investments for which we realized total losses of $15,561, as discussed above. During the year ended June 30, 2015, we determined that the impairments of several of our investments (e.g., Appalachian Energy, Change Clean Energy Company, Coalbed, Edmentum, Manx, New Century Transportation, Stryker Energy, THS, Wind River Resources Corporation, and Yatesville Coal Company) were other-than-temporary and recorded total realized losses of $123,555 (which were previously recognized as unrealized losses) for the amount that the amortized cost exceeded the fair value. These losses were partially offset by net realized gains from the proceeds collected on warrants redeemed from Snacks Parent Corporation, litigation settlements, partial sales, and the release of escrowed amounts due to us from several portfolio companies, for which we recognized total realized gains of $6,239.
The net realized loss during the year ended June 30, 2014 was due primarily to realized losses of $7,853 and $1,669 related to the sale of our investments in National Bankruptcy Services, LLC and ICON Health & Fitness, Inc. (“ICON”), respectively. These losses were partially offset by net realized gains from the redemption of the Apidos CLO VIII subordinated notes, partial sales, and the release of escrowed amounts due to us from several portfolio companies, for which we recognized total realized gains of $6,176. The net realized loss during the year ended June 30, 2013 was primarily due to the H&M debt restructuring which resulted in a capital loss of $19,647 in connection with the foreclosure on the assets, and the sale of our investment in New Meatco Provisions, LLC for which we recognized a realized loss of $10,814. During the year ended June 30, 2013, we determined that the impairment of THS/VSA was other-than-temporary and recorded a realized loss of $12,117 (which was previously recognized as unrealized losses) for the amount that the amortized cost exceeded the fair value. These losses were partially offset by net realized gains from the sale of the assets formerly held by H&M, partial sales, and the release of escrowed amounts due to us from several portfolio companies, for which we recognized total realized gains of $16,344.
During the year ended June 30, 2015, we repurchased $8,000 aggregate principal amount of the 2020 Notes, redeemed $100,000 aggregate principal amount of the 2022 Notes, and redeemed $83,924 aggregate principal amount of Prospect Capital InterNotes® (including amounts repaid in accordance with the Survivor’s Option). As a result of these transactions, we recognized net realized losses on debt extinguishment of $3,950 in the year ended June 30, 2015. We did not recognize any gains or losses on debt extinguishment during the years ended June 30, 2014 and June 30, 2013.
Net Change in Unrealized Appreciation (Depreciation)
Net change in unrealized appreciation (depreciation) was $167,965, $(34,857) and $(77,834) for the years ended June 30, 2015, 2014 and 2013, respectively. The variability in results is primarily due to the valuation of equity positions in our portfolio susceptible to significant changes in value, both increases as well as decreases, due to operating results. For the year ended June 30, 2015, the $202,822 increase in net change in unrealized appreciation was primarily the result of realizing losses that were previously unrealized related to the sale of our investments in Airmall, Ajax, Borga, BXC and VSA, and the impairment of certain investments for which we eliminated the unrealized depreciation balances related to these investments. We also experienced significant write-ups in our investments in APRC, First Tower, Harbortouch, NPRC, and UPRC. These instances of unrealized appreciation were partially offset by unrealized depreciation related to CP Energy, Gulf Coast, Pacific World, R-V, and Valley Electric.
For the year ended June 30, 2014, the $42,977 increase in net change in unrealized depreciation was primarily the result of significant write-ups in our investments in CP Well, First Tower, Harbortouch, and our CLO equity investments. These instances of unrealized appreciation were partially offset by the significant write-down of our investment in NCT, which filed for bankruptcy in June 2014. As we held a second lien position and did not expect liquidation proceeds to exceed the first lien liability, we decreased the fair value of our debt investment in NCT to zero. We also experienced significant write-downs in our investments in Airmall, Ajax, Gulf Coast, and Valley Electric.
Financial Condition, Liquidity and Capital Resources
For the years ended June 30, 2015, 2014 and 2013, our operating activities provided (used) $45,464, $(1,725,231) and $(1,786,158) of cash, respectively. There were no investing activities for the years ended June 30, 2015, 2014 and 2013. Financing activities (used) provided $(69,663), $1,656,220 and $1,868,200 of cash during the years ended June 30, 2015, 2014 and 2013, respectively, which included dividend payments of $414,833, $377,070 and $242,301, respectively.
Our primary uses of funds have been to continue to invest in portfolio companies, through both debt and equity investments, repay outstanding borrowings and to make cash distributions to holders of our common stock.

Our primary sources of funds have historically been issuances of debt and equity. More recently, we have and may continue to fund a portion of our cash needs through repayments and opportunistic sales of our existing investment portfolio. We may also securitize a portion of our investments in unsecured or senior secured loans or other assets. Our objective is to put in place such borrowings in order to enable us to expand our portfolio. During the year ended June 30, 2015, we borrowed $1,567,000 and made repayments totaling $1,290,300 under our Revolving Credit Facility. As of June 30, 2015, we had $368,700 outstanding on our Revolving Credit Facility, $1,239,500 outstanding on the Convertible Notes, Public Notes with a carrying value of $548,094, and $827,442 outstanding on the Prospect Capital InterNotes®. (See “Capitalization” above.)
Undrawn committed revolvers and delayed draw term loans to our portfolio companies incur commitment and unused fees ranging from 0.00% to 2.00%. As of June 30, 2015 and June 30, 2014, we had $88,288 and $72,118, respectively, of undrawn revolver and delayed draw term loan commitments to our portfolio companies.
Our shareholders’ equity accounts as of June 30, 2015 and June 30, 2014 reflect cumulative shares issued as of those respective dates. Our common stock has been issued through public offerings, a registered direct offering, the exercise of over-allotment options on the part of the underwriters, our dividend reinvestment plan and in connection with the acquisition of certain controlled portfolio companies. When our common stock is issued, the related offering expenses have been charged against paid-in capital in excess of par. All underwriting fees and offering expenses were borne by us.
On August 24, 2011, our Board of Directors approved a share repurchase plan (the “Repurchase Program”) under which we may repurchase up to $100,000 of our common stock at prices below our net asset value per share. Prior to any repurchase, we are required to notify shareholders of our intention to purchase our common stock. Our last notice was delivered on June 16, 2015. This notice lasts for six months after notice is given. We did not make any purchases of our common stock during the period from August 24, 2011 to June 30, 2015 pursuant to the Repurchase Program. See “Recent Developments” for shares purchased under the Repurchase Program subsequent to June 30, 2015.
Our Board of Directors, pursuant to the Maryland General Corporation Law, executed Articles of Amendment to increase the number of shares authorized for issuance from 500,000,000 to 1,000,000,000 in the aggregate. The amendment became effective May 6, 2014.
On November 4, 2014, our Registration Statement on Form N-2 was declared effective by the SEC. Under this Shelf Registration Statement, we can issue up to $4,822,626 of additional debt and equity securities in the public market as of June 30, 2015.
On August 29, 2014, we entered into an ATM Program with BB&T Capital Markets, Goldman Sachs, KeyBanc Capital Markets, and RBC Capital Markets through which we could sell, by means of at-the-market offerings from time to time, up to 50,000,000 shares of our common stock. During the period from September 8, 2014 through October 29, 2014 (with settlement dates of September 11, 2014 to November 3, 2014), we sold 9,490,975 shares of our common stock at an average price of $10.03 per share and raised $95,149 of gross proceeds under the ATM Program. Net proceeds were $94,500 after commissions to the broker-dealer on shares sold and offering costs.
On November 7, 2014, we entered into an ATM Program with BB&T Capital Markets, Goldman Sachs, KeyBanc Capital Markets, RBC Capital Markets and Santander Investment Securities through which we could sell, by means of at-the-market offerings from time to time, up to 50,000,000 shares of our common stock. During the period from November 12, 2014 through November 28, 2014 (with settlement dates of November 17, 2014 to December 3, 2014), we sold 5,354,581 shares of our common stock at an average price of $9.65 per share and raised $51,678 of gross proceeds under the ATM Program. Net proceeds were $50,941 after commissions to the broker-dealer on shares sold and offering costs. There have been no issuances under the ATM Program subsequent to December 3, 2014.
Off-Balance Sheet Arrangements
As of June 30, 2015, we did not have any off-balance sheet liabilities or other contractual obligations that are reasonably likely to have a current or future material effect on our financial condition, other than those which originate from 1) the investment advisory and management agreement and the administration agreement and 2) the portfolio companies.
Recent Developments
On July 1, 2015, we provided $31,000 of first lien senior secured financing, of which $30,200 was funded at closing, to Intelius, Inc. (“Intelius”), an online information commerce company.

On July 8, 2015, we sold 27.45% of the outstanding principal balance of the senior secured Term Loan A investment in InterDent for $34,415. There was no gain or loss realized on the sale.
On July 23, 2015, we made an investment of $37,969 to purchase 80.73% of the subordinated notes in Halcyon Loan Advisors Funding 2015-3 Ltd. in a co-investment transaction with Priority Income Fund, Inc. (“Priority”), a closed-end fund managed by an affiliate of Prospect Capital Management.
On July 23, 2015, we issued 193,892 shares of our common stock in connection with the dividend reinvestment plan.
On July 24, 2015, TB Corp. repaid the $23,628 loan receivable to us.
On August 6, 2015, we provided $92,500 of first lien senior secured debt to support the refinancing of Crosman Corporation. Concurrent with the refinancing, we received repayment of the $40,000 second lien term loan previously outstanding.
On August 7, 2015, Ryan, LLC repaid the $72,701 loan receivable to us.
On August 11, 2015, we made a $13,500 follow-on first lien senior secured debt investment in Intelius, of which $13,000 was funded at closing, to support an acquisition.
On August 12, 2015, we made an investment of $22,898 to purchase 50.04% of the subordinated notes in Octagon Investment Partners XVIII, Ltd.
On August 12, 2015, we sold 780 of our small business whole loans purchased from OnDeck to Jefferies Asset Funding LLC for proceeds of $26,562, net of related transaction expenses, and a trust certificate representing a 41.54% interest in the MarketPlace Loan Trust, Series 2015-OD2.
On August 14, 2015, we announced the then current conversion rate on the 2018 Notes as 84.1497 shares of common stock per $1 principal amount of the 2018 Notes converted, which is equivalent to a conversion price of approximately $11.88.
On August 20, 2015, we issued 152,896 shares of our common stock in connection with the dividend reinvestment plan.
On August 21, 2015, we committed to funding a $16,000 second lien secured investment in a provider of customer care outsourcing services.
On August 24, 2015, we announced the declaration of monthly dividends in the following amounts and with the following dates:

•	$0.08333 per share for September 2015 to holders of record on September 30, 2015 with a payment date of October 22, 2015; and

•	$0.08333 per share for October 2015 to holders of record on October 30, 2015 with a payment date of November 19, 2015.
On September 1, 2015, BNN Holdings Corp. repaid the $42,922 loans receivable to us.
On September 16, 2015, we made an investment of $26,773 to purchase 75.09% of the subordinated notes in Apidos CLO XXII in a co-investment transaction with Priority Income Fund, Inc., a closed-end fund managed by an affiliate of Prospect Capital Management L.P.
On September 16, 2015, GTP Operations, LLC repaid the $116,411 loan receivable to us.
On September 22, 2015, we sold 19.4% of the outstanding principal balance of the senior secured Term Loan A investment in Instant Web, LLC for $29,447. There was no gain or loss realized on the sale.
On September 25, 2015, we sold an additional 8.39% of the total outstanding principal balance of the senior secured Term Loan A investment in InterDent, Inc. for $10,516. There was no gain or loss realized on the sale.
On September 25, 2015, Therakos, Inc. repaid the $13,000 loan receivable to us.
On October 2, 2015, we provided $17,500 of first lien senior secured debt to Easy Gardener Products, Inc., a designer, marketer, and manufacturer of branded lawn and garden products.
On October 9, 2015, BAART Programs, Inc. repaid the $42,866 loans receivable to us.

On October 16, 2015, we made a $37,000 second lien secured debt investment in Universal Fiber Systems, LLC, a manufacturer of custom and specialty fiber products used in high performance applications.
During the period from July 28, 2015 through October 16, 2015 (with settlement dates of July 31, 2015 to October 21, 2015), we repurchased 4,558,750 shares of our common stock at an average price of $7.26 per share, including commissions.
During the period from July 1, 2015 through October 27, 2015, we made 12 follow-on investments in NPRC totaling $116,969 to support the online consumer lending initiative. We invested $22,125 of equity through NPH and $94,844 of debt directly to ACL Loan Holdings, Inc., a wholly-owned subsidiary of NPRC.
During the period from July 1, 2015 through October 27, 2015, our wholly-owned subsidiary PSBL purchased $21,768 of small business whole loans from OnDeck.
During the period from July 1, 2015 through October 27, 2015, we issued $54,681 aggregate principal amount of Prospect Capital InterNotes® for net proceeds of $53,836. In addition, we sold $2,637 aggregate principal amount of Prospect Capital InterNotes® for net proceeds of $2,595 with expected closing on October 29, 2015.
Critical Accounting Policies and Estimates
Basis of Presentation and Consolidation
The accompanying consolidated financial statements have been prepared in accordance with United States generally accepted accounting principles (“GAAP”) pursuant to the requirements for reporting on Form 10-K, ASC 946, Financial Services—Investment Companies (“ASC 946”), and Articles 6, 10 and 12 of Regulation S-X. Under the 1940 Act, ASC 946, and the regulations pursuant to Article 6 of Regulation S-X, we are precluded from consolidating any entity other than another investment company or an operating company which provides substantially all of its services to benefit us. Our consolidated financial statements include the accounts of Prospect, PCF, PSBL, PYC, and the Consolidated Holding Companies. All intercompany balances and transactions have been eliminated in consolidation. The financial results of our non-substantially wholly-owned holding companies and operating portfolio company investments are not consolidated in the financial statements. Any operating companies owned by the Consolidated Holding Companies are not consolidated.
Use of Estimates
The preparation of the consolidated financial statements in accordance with GAAP requires us to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of income, expenses, and gains and losses during the reported period. Changes in the economic environment, financial markets, creditworthiness of our portfolio companies and any other parameters used in determining these estimates could cause actual results to differ, and these differences could be material.
Cash and Cash Equivalents
Cash and cash equivalents include funds deposited with financial institutions and short-term, highly-liquid overnight investments in money market funds. Cash and cash equivalents are carried at cost which approximates fair value.
Investment Classification
We are a non-diversified company within the meaning of the 1940 Act. As required by the 1940 Act, we classify our investments by level of control. As defined in the 1940 Act, “Control Investments” are those where there is the ability or power to exercise a controlling influence over the management or policies of a company. Control is generally deemed to exist when a company or individual possesses or has the right to acquire within 60 days or less, a beneficial ownership of more than 25% of the voting securities of an investee company. Under the 1940 Act, “Affiliate Investments” are defined by a lesser degree of influence and are deemed to exist through the possession outright or via the right to acquire within 60 days or less, beneficial ownership of 5% or more of the outstanding voting securities of another person. “Non-Control/Non-Affiliate Investments” are those that are neither Control Investments nor Affiliate Investments.
Investments are recognized when we assume an obligation to acquire a financial instrument and assume the risks for gains or losses related to that instrument. Investments are derecognized when we assume an obligation to sell a financial instrument and forego the risks for gains or losses related to that instrument. Specifically, we record all security transactions on a trade date basis. Amounts for investments recognized or derecognized but not yet settled are reported in due to broker for investments purchased or as a receivable for investments sold in the consolidated statements of assets and liabilities.

Investment Risks
Our investments are subject to a variety of risks. Those risks include the following:
Market Risk
Market risk represents the potential loss that can be caused by a change in the fair value of the financial instrument.
Credit Risk
Credit risk represents the risk that we would incur if the counterparties failed to perform pursuant to the terms of their agreements with us.
Liquidity Risk
Liquidity risk represents the possibility that we may not be able to rapidly adjust the size of our investment positions in times of high volatility and financial stress at a reasonable price.
Interest Rate Risk
Interest rate risk represents a change in interest rates, which could result in an adverse change in the fair value of an interest-bearing financial instrument.
Prepayment Risk
Many of our debt investments allow for prepayment of principal without penalty. Downward changes in interest rates may cause prepayments to occur at a faster than expected rate, thereby effectively shortening the maturity of the security and making the security less likely to be an income producing instrument.
Investment Valuation
To value our investments, we follow the guidance of ASC 820, Fair Value Measurement (“ASC 820”), that defines fair value, establishes a framework for measuring fair value in conformity with GAAP, and requires disclosures about fair value measurements. In accordance with ASC 820, the fair value of our investments is defined as the price that we would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market in which that investment is transacted.
ASC 820 classifies the inputs used to measure these fair values into the following hierarchy:
Level 1: Quoted prices in active markets for identical assets or liabilities, accessible by us at the measurement date.
Level 2: Quoted prices for similar assets or liabilities in active markets, or quoted prices for identical or similar assets or liabilities in markets that are not active, or other observable inputs other than quoted prices.
Level 3: Unobservable inputs for the asset or liability.
In all cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls has been determined based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each investment.
Our Board of Directors has established procedures for the valuation of our investment portfolio. These procedures are detailed below.
Investments for which market quotations are readily available are valued at such market quotations.
For most of our investments, market quotations are not available. With respect to investments for which market quotations are not readily available or when such market quotations are deemed not to represent fair value, our Board of Directors has approved a multi-step valuation process each quarter, as described below.

1.	Each portfolio company or investment is reviewed by our investment professionals with independent valuation firms engaged by our Board of Directors.

2.	The independent valuation firms conduct independent valuations and make their own independent assessments.

3.	The Audit Committee of our Board of Directors reviews and discusses the preliminary valuation of the Investment Adviser and that of the independent valuation firms.

4.
The Board of Directors discusses valuations and determines the fair value of each investment in our portfolio in good faith based on the input of the Investment Adviser, the respective independent valuation firm and the Audit Committee.

Our non-CLO investments are valued utilizing a yield analysis, enterprise value (“EV”) analysis, net asset value analysis, liquidation analysis, discounted cash flow analysis, or a combination of methods, as appropriate. The yield analysis uses loan spreads, dividend yields for certain investments and other relevant information implied by market data involving identical or comparable assets or liabilities. Under the EV analysis, the EV of a portfolio company is first determined and allocated over the portfolio company’s securities in order of their preference relative to one another (i.e., “waterfall” allocation). To determine the EV, we typically use a market multiples approach that considers relevant and applicable market trading data of guideline public companies, transaction metrics from precedent M&A transactions and/or a discounted cash flow analysis. The net asset value analysis is used to derive a value of an underlying investment (such as real estate property) by dividing a relevant earnings stream by an appropriate capitalization rate. For this purpose, we consider capitalization rates for similar properties as may be obtained from guideline public companies and/or relevant transactions. The liquidation analysis is intended to approximate the net recovery value of an investment based on, among other things, assumptions regarding liquidation proceeds based on a hypothetical liquidation of a portfolio company’s assets. The discounted cash flow analysis uses valuation techniques to convert future cash flows or earnings to a range of fair values from which a single estimate may be derived utilizing an appropriate discount rate. The measurement is based on the net present value indicated by current market expectations about those future amounts.
In applying these methodologies, additional factors that we consider in valuing our investments may include, as we deem relevant: security covenants, call protection provisions, and information rights; the nature and realizable value of any collateral; the portfolio company’s ability to make payments; the principal markets in which the portfolio company does business; publicly available financial ratios of peer companies; the principal market; and enterprise values, among other factors.
Our investments in CLOs are classified as ASC 820 Level 3 securities and are valued using a discounted cash flow model. The valuations have been accomplished through the analysis of the CLO deal structures to identify the risk exposures from the modeling point of view as well as to determine an appropriate call date. For each CLO security, the most appropriate valuation approach has been chosen from alternative approaches to ensure the most accurate valuation for such security. To value a CLO, both the assets and the liabilities of the CLO capital structure are modeled. We use a waterfall engine to store the collateral data, generate collateral cash flows from the assets based on various assumptions for the risk factors, distribute the cash flows to the liability structure based on the payment priorities, and discount them back using current market discount rates. The main risk factors are: default risk, interest rate risk, downgrade risk, and credit spread risk.
Valuation of Other Financial Assets and Financial Liabilities
ASC 825, Financial Instruments, specifically ASC 825-10-25, permits an entity to choose, at specified election dates, to measure eligible items at fair value (the “Fair Value Option”). We have not elected the Fair Value Option to report selected financial assets and financial liabilities. See Note 8 for further discussion of our financial liabilities that are measured using another measurement attribute.
Convertible Notes
We have recorded the Convertible Notes at their contractual amounts. The Convertible Notes were analyzed for any features that would require bifurcation and such features were determined to be immaterial. See Note 5 for further discussion.

Revenue Recognition
Realized gains or losses on the sale of investments are calculated using the specific identification method.
Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis. Origination, closing and/or commitment fees associated with investments in portfolio companies are accreted into interest income over the respective terms of the applicable loans. Accretion of such purchase discounts or amortization of premiums is calculated by the effective interest method as of the purchase date and adjusted only for material amendments or prepayments. Upon the prepayment of a loan or debt security, any prepayment penalties and unamortized loan origination, closing and commitment fees are recorded as interest income. The purchase discount for portfolio investments acquired from Patriot Capital Funding, Inc. (“Patriot”) was determined based on the difference between par value and fair value as of December 2, 2009, and continued to accrete until maturity or repayment of the respective loans. As of December 31, 2013, the purchase discount for the assets acquired from Patriot had been fully accreted. See Note 3 for further discussion.
Loans are placed on non-accrual status when there is reasonable doubt that principal or interest will be collected. Unpaid accrued interest is generally reversed when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment. Non-accrual loans are restored to accrual status when past due principal and interest is paid and in management’s judgment, is likely to remain current. As of June 30, 2015, approximately 0.1% of our total assets are in non-accrual status.
Interest income from investments in the “equity” class of security of CLO funds (typically income notes or subordinated notes) is recorded based upon an estimation of an effective yield to expected maturity utilizing assumed cash flows in accordance with ASC 325-40, Beneficial Interests in Securitized Financial Assets. We monitor the expected cash inflows from our CLO equity investments, including the expected residual payments, and the effective yield is determined and updated periodically.
Dividend income is recorded on the ex-dividend date.
Structuring fees and similar fees are recognized as income as earned, usually when paid. Structuring fees, excess deal deposits, net profits interests and overriding royalty interests are included in other income. See Note 10 for further discussion.
Federal and State Income Taxes
We have elected to be treated as a regulated investment company and intend to continue to comply with the requirements of the Code applicable to regulated investment companies. We are required to distribute at least 90% of our investment company taxable income and intend to distribute (or retain through a deemed distribution) all of our investment company taxable income and net capital gain to stockholders; therefore, we have made no provision for income taxes. The character of income and gains that we will distribute is determined in accordance with income tax regulations that may differ from GAAP. Book and tax basis differences relating to stockholder dividends and distributions and other permanent book and tax differences are reclassified to paid-in capital.
If we do not distribute (or are not deemed to have distributed) at least 98% of our annual ordinary income and 98.2% of our capital gains in the calendar year earned, we will generally be required to pay an excise tax equal to 4% of the amount by which 98% of our annual ordinary income and 98.2% of our capital gains exceed the distributions from such taxable income for the year. To the extent that we determine that our estimated current year annual taxable income will be in excess of estimated current year dividend distributions from such taxable income, we accrue excise taxes, if any, on estimated excess taxable income. For the calendar year ended December 31, 2014, we incurred an excise tax expense of $461 because our annual taxable income exceeded our distributions. As of June 30, 2015, we had a payable of $305 for excise taxes as our expected excise tax liability exceeded our excise tax payments through June 30, 2015. This amount is included within accrued expenses on the Consolidated Statement of Assets and Liabilities as of June 30, 2015.

If we fail to satisfy the annual distribution requirement or otherwise fail to qualify as a RIC in any taxable year, we would be subject to tax on all of our taxable income at regular corporate rates. We would not be able to deduct distributions to stockholders, nor would we be required to make distributions. Distributions would generally be taxable to our individual and other non-corporate taxable stockholders as ordinary dividend income eligible for the reduced maximum rate applicable to qualified dividend income to the extent of our current and accumulated earnings and profits, provided certain holding period and other requirements are met. Subject to certain limitations under the Code, corporate distributions would be eligible for the dividends-received deduction. To qualify again to be taxed as a RIC in a subsequent year, we would be required to distribute to our shareholders our accumulated earnings and profits attributable to non-RIC years reduced by an interest charge of 50% of such earnings and profits payable by us as an additional tax. In addition, if we failed to qualify as a RIC for a period greater than two taxable years, then, in order to qualify as a RIC in a subsequent year, we would be required to elect to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if we had been liquidated) or, alternatively, be subject to taxation on such built-in gain recognized for a period of ten years.
We follow ASC 740, Income Taxes (“ASC 740”). ASC 740 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the consolidated financial statements. ASC 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing our tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. As of June 30, 2014 and June 30, 2015 and for the years then ended, we did not have a liability for any tax benefits. Management’s determinations regarding ASC 740 may be subject to review and adjustment at a later date based upon factors including, but not limited to, an on-going analysis of tax laws, regulations and interpretations thereof. Although we file both federal and state income tax returns, our major tax jurisdiction is federal. Our tax returns for our federal tax years ending August 31, 2012 and thereafter remain subject to examination by the Internal Revenue Service.
Dividends and Distributions
Dividends and distributions to common stockholders are recorded on the ex-dividend date. The amount, if any, to be paid as a monthly dividend or distribution is approved by our Board of Directors quarterly and is generally based upon our management’s estimate of our future earnings. Net realized capital gains, if any, are distributed at least annually.
Financing Costs
We record origination expenses related to our Revolving Credit Facility and Convertible Notes, Public Notes and Prospect Capital InterNotes® (collectively, our “Unsecured Notes”) as deferred financing costs. These expenses are deferred and amortized as part of interest expense using the straight-line method for our Revolving Credit Facility and the effective interest method for our Unsecured Notes over the respective expected life or maturity. In the event that we modify or extinguish our debt before maturity, we follow the guidance in ASC 470-50, Modification and Extinguishments (“ASC 470-50”). For modifications to or exchanges of our Revolving Credit Facility, any unamortized deferred costs relating to lenders who are not part of the new lending group are expensed. For extinguishments of our Unsecured Notes, any unamortized deferred costs are deducted from the carrying amount of the debt in determining the gain or loss from the extinguishment.
We record registration expenses related to shelf filings as prepaid assets. These expenses consist principally of SEC registration fees, legal fees and accounting fees incurred. These prepaid assets are charged to capital upon the receipt of proceeds from an equity offering or charged to expense if no offering is completed.
Guarantees and Indemnification Agreements
We follow ASC 460, Guarantees (“ASC 460”). ASC 460 elaborates on the disclosure requirements of a guarantor in its interim and annual consolidated financial statements about its obligations under certain guarantees that it has issued. It also requires a guarantor to recognize, at the inception of a guarantee, for those guarantees that are covered by ASC 460, the fair value of the obligation undertaken in issuing certain guarantees.
Per Share Information
Net increase or decrease in net assets resulting from operations per share is calculated using the weighted average number of common shares outstanding for the period presented. In accordance with ASC 946, convertible securities are not considered in the calculation of net asset value per share.

Recent Accounting Pronouncements
In August 2014, the FASB issued Accounting Standards Update 2014-15, Disclosure of Uncertainties about an Entity’s Ability to Continue as a Going Concern (“ASU 2014-15”). ASU 2014-15 will explicitly require management to assess an entity’s ability to continue as a going concern, and to provide related footnote disclosure in certain circumstances. ASU 2014-15 is effective for annual and interim periods ending after December 15, 2016. Early application is permitted. The adoption of the amended guidance in ASU 2014-15 is not expected to have a significant effect on our consolidated financial statements and disclosures.
In January 2015, the FASB issued Accounting Standards Update 2015-01, Simplifying Income Statement Presentation by Eliminating the Concept of Extraordinary Items (“ASU 2015-01”). ASU 2015-01 simplifies income statement presentation by eliminating the need to determine whether to classify an item as an extraordinary item. ASU 2015-01 is effective for annual and interim periods beginning after December 15, 2015. Early adoption is permitted; however, adoption must occur at the beginning of an annual period. The adoption of the amended guidance in ASU 2015-01 is not expected to have a significant effect on our consolidated financial statements and disclosures.
In February 2015, the FASB issued Accounting Standards Update 2015-02, Amendments to the Consolidation Analysis (“ASU 2015-02”). ASU 2015-02 eliminates the deferral of FAS 167, which allowed reporting entities with interests in certain investment funds to follow the previous consolidation guidance in FIN 46(R), and makes other changes to both the variable interest model and the voting model. ASU 2015-02 is effective for annual and interim periods beginning after December 15, 2015. Early adoption is permitted, including adoption in an interim period. A reporting entity may apply the amendments using a modified retrospective approach by recording a cumulative-effect adjustment to equity as of the beginning of the period of adoption or may apply the amendments retrospectively. We are currently evaluating the effect the adoption of the amended guidance in ASU 2015-02 may have on our consolidated financial statements and disclosures.
In April 2015, the FASB issued Accounting Standards Update 2015-03, Simplifying the Presentation of Debt Issuance Costs (“ASU 2015-03”). ASU 2015-03 requires debt issuance costs related to a recognized debt liability to be presented in the balance sheet as a direct deduction from the debt liability rather than as an asset. The new guidance will make the presentation of debt issuance costs consistent with the presentation of debt discounts or premiums. ASU 2015-03 is effective for financial statements issued for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. Early adoption is permitted for financial statements that have not been previously issued. The new guidance must be applied on a retrospective basis to all prior periods presented in the financial statements. The adoption of the amended guidance in ASU 2015-03 is not expected to have a significant effect on our consolidated financial statements and disclosures.
QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK
We are subject to financial market risks, including changes in interest rates and equity price risk. Some of the loans in our portfolio have floating interest rates.
We may hedge against interest rate fluctuations by using standard hedging instruments such as futures, options and forward contracts subject to the requirements of the 1940 Act. While hedging activities may insulate us against adverse changes in interest rates, they may also limit our ability to participate in the benefits of higher interest rates with respect to our portfolio of investments. During the year ended June 30, 2015, we did not engage in hedging activities.
REPORT OF MANAGEMENT ON INTERNAL CONTROL OVER FINANCIAL REPORTING
Management is responsible for establishing and maintaining adequate internal control over financial reporting, and for performing an assessment of the effectiveness of internal control over financial reporting as of June 30, 2015. Internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. The Company’s internal control over financial reporting includes those policies and procedures that (i) pertain to assets of the Company; (ii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the Company are being made only in accordance with authorizations of management and directors of the Company; and (iii) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the Company’s assets that could have a material effect on the financial statements.
Management performed an assessment of the effectiveness of the Company’s internal control over financial reporting as of June 30, 2015 based upon criteria in Internal Control—Integrated Framework (2013) issued by the Committee of Sponsoring Organizations of the Treadway Commission (“COSO”). Based on our assessment, management determined that the Company’s internal control over financial reporting was effective as of June 30, 2015 based on the criteria on Internal Control—Integrated

Framework (2013) issued by COSO. There were no changes in our internal control over financial reporting during the quarter ended June 30, 2015 that have materially affected, or are reasonably likely to affect, our internal control over financial reporting.
Our management’s assessment of the effectiveness of our internal control over financial reporting as of June 30, 2015 has been audited by BDO USA, LLP, an independent registered public accounting firm, as stated in their report which appears herein.
USE OF PROCEEDS
Unless otherwise specified in a prospectus supplement, we intend to use the net proceeds from selling Securities pursuant to this prospectus initially to maintain balance sheet liquidity, involving repayment of debt under our credit facility, if any, investments in high quality short-term debt instruments or a combination thereof, and thereafter to make long-term investments in accordance with our investment objective. Interest on borrowings under the credit facility is one-month LIBOR plus 225 basis points, with no minimum LIBOR floor. Additionally, the lenders charge a fee on the unused portion of the credit facility equal to either 50 basis points if at least thirty-five percent of the credit facility is drawn or 100 basis points otherwise. A supplement to this prospectus relating to each offering will provide additional detail, to the extent known at the time, regarding the use of the proceeds from such offering including any intention to utilize proceeds to pay expenses in order to avoid sales of long-term assets.
On August 29, 2014, we completed a first closing on an expanded five-and-one-half year $1.5 billion revolving credit facility (the “Facility”) for Prospect Capital Funding LLC with reduced pricing. The new Facility, for which 22 lenders have closed on $885 million to date, includes an accordion feature that allows the Facility, at our discretion, to accept up to a total of $1.5 billion of commitments, an objective we target reaching with additional lenders. The Facility matures in March 2020 and is substantially similar to the terms of the prior revolving credit facility.  It includes a revolving period that extends through March 2019, followed by an additional one-year amortization period, with distributions allowed to us after the completion of the revolving period. Pricing for the Facility is one-month Libor plus 2.25%, achieving a 50 basis point reduction in pricing from the previous five-year facility pricing of Libor plus 2.75%. The new Facility has an investment grade Moody’s rating of Aa3.
We anticipate that substantially all of the net proceeds of an offering of Securities pursuant to this prospectus will be used for the above purposes within six months, depending on the availability of appropriate investment opportunities consistent with our investment objective and market conditions, and will be so used within two years. In addition, we expect that there will be several offerings pursuant to this prospectus; we expect that substantially all of the proceeds from all offerings will be used within three years. Pending our new investments, we plan to invest a portion of net proceeds in cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less from the date of investment and other general corporate purposes. The management fee payable by us will not be reduced while our assets are invested in such securities, which may generate a loss to the Company. See “Regulation—Temporary Investments” for additional information about temporary investments we may make while waiting to make longer-term investments in pursuit of our investment objective.

FORWARD-LOOKING STATEMENTS
Our annual report on Form 10-K for the year ended June 30, 2015, any of our quarterly reports on Form 10-Q or current reports on Form 8-K, or any other oral or written statements made in press releases or otherwise by or on behalf of Prospect Capital Corporation including this prospectus may contain forward-looking statements within the meaning of the Section 21E of the Securities Exchange Act of 1934, as amended, which involve substantial risks and uncertainties. Forward-looking statements predict or describe our future operations, business plans, business and investment strategies and portfolio management and the performance of our investments and our investment management business. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about our industry, our beliefs, and our assumptions. Words such as “intends,” “intend,” “intended,” “goal,” “estimate,” “estimates,” “expects,” “expect,” “expected,” “project,” “projected,” “projections,” “plans,” “seeks,” “anticipates,” “anticipated,” “should,” “could,” “may,” “will,” “designed to,” “foreseeable future,” “believe,” “believes,” and “scheduled” and variations of these words and similar expressions are intended to identify forward-looking statements. Our actual results or outcomes may differ materially from those anticipated. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date the statement was made. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These forward-looking statements do not meet the safe harbor for forward-looking statements pursuant to Section 27A of the Securities Act. These statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements, including without limitation:

•	our future operating results;

•	our business prospects and the prospects of our portfolio companies;

•	the impact of investments that we expect to make;

•	our contractual arrangements and relationships with third parties;

•	the dependence of our future success on the general economy and its impact on the industries in which we invest;

•	the ability of our portfolio companies to achieve their objectives;

•	difficulty in obtaining financing or raising capital, especially in the current credit and equity environment;

•	the level and volatility of prevailing interest rates and credit spreads, magnified by the current turmoil in the credit markets;

•	adverse developments in the availability of desirable loan and investment opportunities whether they are due to competition, regulation or otherwise;

•	a compression of the yield on our investments and the cost of our liabilities, as well as the level of leverage available to us;

•	our regulatory structure and tax treatment, including our ability to operate as a business development company and a regulated investment company;

•	the adequacy of our cash resources and working capital;

•	the timing of cash flows, if any, from the operations of our portfolio companies;

•	the ability of the Investment Adviser to locate suitable investments for us and to monitor and administer our investments; and

•
authoritative generally accepted accounting principles or policy changes from such standard-setting bodies as the Financial Accounting Standards Board, the Securities and Exchange Commission, Internal Revenue Service, the NASDAQ Global Select Market, and other authorities that we are subject to, as well as their counterparts in any foreign jurisdictions where we might do business.

Although we believe that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and as a result, the forward-looking statements based on those assumptions also could be inaccurate. Important assumptions include our ability to originate new loans and investments, certain margins and levels of profitability and the availability of additional capital. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this prospectus should not be regarded as a representation by us that our plans and objectives will be achieved. These risks and uncertainties include those described or identified in “Risk Factors” and elsewhere in this prospectus. You should not place undue reliance on these forward-looking statements, which apply only as of the date of this prospectus.

DISTRIBUTIONS
Through March 2010, we made quarterly distributions to our stockholders out of assets legally available for distribution. In June 2010, we changed our distribution policy from a quarterly payment to a monthly payment. To the extent prudent and practicable, we currently intend to continue making distributions on a monthly basis. Our ability to pay distributions could be affected by future business performance, liquidity, capital needs, alternative investment opportunities and loan covenants. Our distributions, if any, will be determined by our Board of Directors. Certain amounts of the monthly distributions may from time to time be paid out of our capital rather than from earnings for the quarter as a result of our deliberate planning or by accounting reclassifications.
As a RIC, we generally are not subject to U.S. federal income tax on income and gains we distribute each taxable year to our stockholders, provided that in such taxable year, we distribute an amount equal to at least 90% of our investment company taxable income (as defined by the Code) to our stockholders. Any undistributed taxable income is subject to U.S. federal income tax. In addition, we will be subject to a 4% non-deductible U.S. federal excise tax on certain undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (i) 98% of our ordinary income recognized during the calendar year, (ii) 98.2% of our capital gain net income, as defined by the Code, recognized for the one year period ending October 31 in that calendar year and (iii) any income recognized, but not distributed, in preceding years.
We had an excise tax liability of $461 for the calendar year ended December 31, 2014. Through June 30, 2015, we have an accrued excise tax payable of $305. Tax characteristics of all distributions will be reported to stockholders, as appropriate, on Form 1099-DIV after the end of the calendar year.
In addition, although we currently intend to distribute realized net capital gains (which we define as net long-term capital gains in excess of short-term capital losses), if any, at least annually out of the assets legally available for such distributions, we may decide in the future to retain such capital gains for investment. In such event, the consequences of our retention of net capital gains are described under “Material U.S. Federal Income Tax Considerations.” We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, if we issue senior securities, we may be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings.

During the years ended June 30, 2015 and 2014, we distributed approximately $421.6 million and $403.2 million, respectively, to our stockholders. The following table summarizes our distributions declared and payable for 2015 and 2014:

Declaration Date	Record Date	Payment Date	Amount Per Share	Amount Distributed (in thousands)
5/6/2013	7/31/2013	8/22/2013	$0.110175	$28,001
5/6/2013	8/30/2013	9/19/2013	0.110200	28,759
6/17/2013	9/30/2013	10/24/2013	0.110225	29,915
6/17/2013	10/31/2013	11/21/2013	0.110250	31,224
6/17/2013	11/29/2013	12/19/2013	0.110275	32,189
6/17/2013	12/31/2013	1/23/2014	0.110300	33,229
8/21/2013	1/31/2014	2/20/2014	0.110325	34,239
8/21/2013	2/28/2014	3/20/2014	0.110350	35,508
8/21/2013	3/31/2014	4/17/2014	0.110375	36,810
11/4/2013	4/30/2014	5/22/2014	0.110400	37,649
11/4/2013	5/30/2014	6/19/2014	0.110425	37,822
11/4/2013	6/30/2014	7/24/2014	0.110450	37,843
Total declared and payable for the year ended June 30, 2014				$403,188
2/3/2014	7/31/2014	8/21/2014	0.110475	37,863
2/3/2014	8/29/2014	9/18/2014	0.110500	37,885
2/3/2014	9/30/2014	10/22/2014	0.110525	38,519
5/6/2014	10/31/2014	11/20/2014	0.110550	38,977
5/6/2014	11/28/2014	12/18/2014	0.110575	39,583
5/6/2014	12/31/2014	1/22/2015	0.110600	39,623
9/24/2014	1/30/2015	2/19/2015	0.110625	39,648
12/8/2014	2/27/2015	3/19/2015	0.083330	29,878
12/8/2014	3/31/2015	4/23/2015	0.083330	29,887
12/8/2014	4/30/2015	5/21/2015	0.083330	29,898
5/6/2015	5/29/2015	6/18/2015	0.083330	29,910
5/6/2015	6/30/2015	7/23/2015	0.083330	29,923
Total declared and payable for the year ended June 30, 2015				$421,594
Dividends and distributions to common stockholders are recorded on the ex-dividend date. As such, the table above includes distributions with record dates during the years ended June 30, 2015 and 2014. It does not include distributions previously declared to stockholders of record on any future dates, as those amounts are not yet determinable.

SENIOR SECURITIES
Information about our senior securities is shown in the following table as of each fiscal year ended June 30 since the Company commenced operations and as of June 30, 2015.

Credit Facility	Total Amount Outstanding(1)	Asset Coverage per Unit(2)	Involuntary Liquidating Preference per Unit(3)	Average Market Value per Unit(4)
Fiscal 2015 (as of June 30, 2015)	$368,700	$18,136	—	—
Fiscal 2014 (as of June 30, 2014)	92,000	69,470	—	—
Fiscal 2013 (as of June 30, 2013)	124,000	34,996	—	—
Fiscal 2012 (as of June 30, 2012)	96,000	22,668	—	—
Fiscal 2011 (as of June 30, 2011)	84,200	18,065	—	—
Fiscal 2010 (as of June 30, 2010)	100,300	8,093	—	—
Fiscal 2009 (as of June 30, 2009)	124,800	5,268	—	—
Fiscal 2008 (as of June 30, 2008)	91,167	5,712	—	—
Fiscal 2007 (as of June 30, 2007)	—	N/A	—	—
Fiscal 2006 (as of June 30, 2006)	28,500	4,799	—	—

2015 Notes
Fiscal 2015 (as of June 30, 2015)	$150,000	$44,579	—	—
Fiscal 2014 (as of June 30, 2014)	150,000	42,608	—	—
Fiscal 2013 (as of June 30, 2013)	150,000	28,930	—	—
Fiscal 2012 (as of June 30, 2012)	150,000	14,507	—	—
Fiscal 2011 (as of June 30, 2011)	150,000	10,140	—	—

2016 Notes
Fiscal 2015 (as of June 30, 2015)	$167,500	$39,921	—	—
Fiscal 2014 (as of June 30, 2014)	167,500	38,157	—	—
Fiscal 2013 (as of June 30, 2013)	167,500	25,907	—	—
Fiscal 2012 (as of June 30, 2012)	167,500	12,992	—	—
Fiscal 2011 (as of June 30, 2011)	172,500	8,818	—	—

2017 Notes
Fiscal 2015 (as of June 30, 2015)	$130,000	$51,437	—	—
Fiscal 2014 (as of June 30, 2014)	130,000	49,163	—	—
Fiscal 2013 (as of June 30, 2013)	130,000	33,381	—	—
Fiscal 2012 (as of June 30, 2012)	130,000	16,739	—	—

2018 Notes
Fiscal 2015 (as of June 30, 2015)	$200,000	$33,434	—	—
Fiscal 2014 (as of June 30, 2014)	200,000	31,956	—	—
Fiscal 2013 (as of June 30, 2013)	200,000	21,697	—	—

2019 Notes
Fiscal 2015 (as of June 30, 2015)	$200,000	$33,434	—	—
Fiscal 2014 (as of June 30, 2014)	200,000	31,956	—	—
Fiscal 2013 (as of June 30, 2013)	200,000	21,697	—	—

5.00% 2019 Notes
Fiscal 2015 (as of June 30, 2015)	$300,000	$22,289	—	—
Fiscal 2014 (as of June 30, 2014)	300,000	21,304	—	—

	Total Amount Outstanding(1)	Asset Coverage per Unit(2)	Involuntary Liquidating Preference per Unit(3)	Average Market Value per Unit(4)
2020 Notes
Fiscal 2015 (as of June 30, 2015)	$392,000	$17,058	—	—
Fiscal 2014 (as of June 30, 2014)	400,000	15,978	—	—

2022 Notes(5)
Fiscal 2015 (as of June 30, 2015)	$—	N/A	N/A	N/A
Fiscal 2014 (as of June 30, 2014)	100,000	63,912	—	103,920
Fiscal 2013 (as of June 30, 2013)	100,000	43,395	—	101,800
Fiscal 2012 (as of June 30, 2012)	100,000	21,761	—	99,560

2023 Notes
Fiscal 2015 (as of June 30, 2015)	$248,094	$26,953	—	—
Fiscal 2014 (as of June 30, 2014)	247,881	25,783	—	—
Fiscal 2013 (as of June 30, 2013)	247,725	17,517	—	—

Prospect Capital InterNotes®
Fiscal 2015 (as of June 30, 2015)	$827,442	$8,081	—	—
Fiscal 2014 (as of June 30, 2014)	785,670	8,135	—	—
Fiscal 2013 (as of June 30, 2013)	363,777	11,929	—	—
Fiscal 2012 (as of June 30, 2012)	20,638	105,442	—	—

All Senior Securities
Fiscal 2015 (as of June 30, 2015)(6)	$2,983,736	$2,241	—	—
Fiscal 2014 (as of June 30, 2014)	2,773,051	2,305	—	—
Fiscal 2013 (as of June 30, 2013)	1,683,002	2,578	—	—
Fiscal 2012 (as of June 30, 2012)	664,138	3,277	—	—
Fiscal 2011 (as of June 30, 2011)	406,700	3,740	—	—
____________________________________________

(1)	Total amount of each class of senior securities outstanding at the end of the period presented (in 000’s).

(2)
The asset coverage ratio for a class of senior securities representing indebtedness is calculated as our consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by senior securities representing indebtedness. This asset coverage ratio is multiplied by $1,000 to determine the Asset Coverage Per Unit.

(3)	This column is inapplicable.

(4)	This column is inapplicable, except for the 2022 Notes. The average market value per unit is presented in thousands.

(5)	We redeemed the 2022 Notes on May 15, 2015.

(6)
While we do not consider commitments to fund under revolving arrangements to be Senior Securities, if we were to elect to treat such unfunded commitments as Senior Securities for purposes of Section 18 of the 1940 Act, our asset coverage per unit would be $2,205.

PRICE RANGE OF COMMON STOCK
Our common stock is quoted on the NASDAQ Global Select Market under the symbol “PSEC.” The following table sets forth, for the periods indicated, our NAV per share of common stock and the high and low sales prices per share of our common stock as reported on the NASDAQ Global Select Market. Our common stock historically trades at prices both above and below its NAV per share. There can be no assurance, however, that such premium or discount, as applicable, to NAV per share will be maintained. Common stock of business development companies, like that of closed-end investment companies, frequently trades at a discount to current NAV per share. In the past, our common stock has traded at a discount to our NAV per share. The risk that our common stock may continue to trade at a discount to our NAV per share is separate and distinct from the risk that our NAV per share may decline.

	Stock Price			Premium (Discount) of High to NAV	Premium (Discount) of Low to NAV	Dividends Declared
	NAV(1)	High(2)	Low(2)
Twelve Months Ending June 30, 2014
First quarter	$10.72	$11.61	$10.76	8.3%	0.4%	$0.330600
Second quarter	10.73	11.48	10.80	7.0%	0.7%	0.330825
Third quarter	10.68	11.39	10.73	6.6%	0.5%	0.331050
Fourth quarter	10.56	10.99	9.64	4.1%	(8.7)%	0.331275
Twelve Months Ending June 30, 2015
First quarter	$10.47	$11.00	$9.90	5.1%	(5.4)%	$0.331500
Second quarter	10.35	9.92	8.11	(4.2)%	(21.6)%	0.331725
Third quarter	10.30	8.81	8.23	(14.5)%	(20.1)%	0.277285
Fourth quarter	10.31	8.65	7.22	(16.1)%	(30.0)%	0.250000
Twelve Months Ending June 30, 2016
First quarter	(3)(4)	$7.99	$6.98	(4)	(4)	$0.250000	(5)
Second quarter (through October 28, 2015)	(3)(4)	7.63	7.30	(4)	(4)	0.016333	(5)
_______________________________________________________________________________

(1)
Net asset value per share is determined as of the last day in the relevant quarter and therefore may not reflect the net asset value per share on the date of the high or low sales price. The NAVs shown are based on outstanding shares of our common stock at the end of each period.

(2)	The High/Low Stock Price is calculated as of the closing price on a given day in the applicable quarter.

(3)
Our most recently estimated NAV per share is $10.35 on an as adjusted basis solely to give effect to our issuance of 679,645 shares of our common stock since June 30, 2015 in connection with our dividend reinvestment plan and our repurchase of 4,558,750 shares of our common stock during the period from July 28, 2015 to October 16, 2015 (with settlement dates of July 31, 2015 to October 21, 2015), $0.04 higher than the $10.31 determined by us as of June 30, 2015. NAV per share as of September 30, 2015, may be higher or lower than $10.35 based on potential changes in valuations, issuances of securities, dividends paid and earnings for the quarter then ended.

(3)	NAV has not yet been finally determined for any day after June 30, 2015.

(4)	On August 24, 2015, Prospect announced the declaration of monthly dividends in the following amounts and with the following dates:

•	$0.08333 per share for September 2015 to holders of record on September 30, 2015 with a payment date of October 22, 2015; and

•	$0.08333 per share for October 2015 to holders of record on October 31, 2015 with a payment date of November 19, 2015.
On October 28, 2015, the last reported sales price of our common stock was $7.32 per share.
As of October 27, 2015, we had approximately 120 stockholders of record.

The below table sets forth each class of our outstanding securities as of October 27, 2015.

Title of Class	Amount Authorized	Amount Held by Registrant or for its Account	Amount Outstanding
Common Stock	1,000,000,000	—	355,211,654

BUSINESS
General
We are a financial services company that primarily lends to and invests in middle market privately-held companies. In this prospectus, we use the term “middle-market” to refer to companies with annual revenues of less than $750 million and enterprise values of less than $1 billion. We are a closed-end investment company that has filed an election to be treated as a business development company under the Investment Company Act of 1940, or the “1940 Act.” We invest primarily in senior and subordinated debt and equity of companies in need of capital for acquisitions, divestitures, growth, development, recapitalizations and other purposes. We work with the management teams or financial sponsors to seek investments with historical cash flows, asset collateral or contracted pro-forma cash flows.
We currently have nine origination strategies in which we make investments: (1) lending in private equity sponsored transactions, (2) lending directly to companies not owned by private equity firms, (3) control investments in corporate operating companies, (4) control investments in financial companies, (5) investments in structured credit, (6) real estate investments, (7) investments in syndicated debt, (8) aircraft leasing and (9) online lending. We continue to evaluate other origination strategies in the ordinary course of business with no specific tops-down allocation to any single origination strategy.
Lending in Private Equity Sponsored Transactions – We make loans to companies which are controlled by leading private equity firms. This debt can take the form of first lien, second lien, unitranche or unsecured loans. In making these investments, we look for a diversified customer base, recurring demand for the product or service, barriers to entry, strong historical cash flow and experienced management teams. These loans typically have significant equity subordinate to our loan position. Historically, this strategy has comprised approximately 50%-60% of our business, but more recently it is less than 50% of our business.
Lending Directly to Companies – We provide debt financing to companies owned by non-private equity firms, the company founder, a management team or a family. Here, in addition to the strengths we look for in a sponsored transaction, we also look for the alignment with the management team with significant invested capital. This strategy often has less competition than the private equity sponsor strategy because such company financing needs are not easily addressed by banks and often require more diligence preparation. Direct lending can result in higher returns and lower leverage than sponsor transactions and may include warrants or equity to us. Historically, this strategy has comprised approximately 5%-15% of our business, but more recently it is less than 5% of our business.
Control Investments in Corporate Operating Companies – This strategy involves acquiring controlling stakes in non-financial operating companies. Our investments in these companies are generally structured as a combination of yield-producing debt and equity. We provide certainty of closure to our counterparties, give the seller personal liquidity and generally look for management to continue on in their current roles. This strategy has comprised approximately 10%-15% of our business.
Control Investments in Financial Companies – This strategy involves acquiring controlling stakes in financial companies, including consumer direct lending, sub-prime auto lending and other strategies. Our investments in these companies are generally structured as a combination of yield-producing debt and equity. These investments are often structured in a tax-efficient RIC (as defined below) -compliant partnership, enhancing returns. This strategy has comprised approximately 5%-15% of our business.
Investments in Structured Credit – We make investments in collateralized loan obligations (“CLOs”), generally taking a significant position in the subordinated interests (equity) of the CLOs. The CLOs include a diversified portfolio of broadly syndicated loans and do not have direct exposure to real estate, mortgages, sub-prime debt, or consumer based debt. The CLOs in which we invest are managed by top-tier collateral managers that have been thoroughly diligenced prior to investment. This strategy has comprised approximately 10%-20% of our business.
Real Estate Investments – We make investments in real estate through our three wholly-owned tax-efficient real estate investment trusts (“REITs”), American Property REIT Corp., National Property REIT Corp. and United Property REIT Corp. (collectively, “our REITs”). Our real estate investments are in various classes of fully developed and occupied real estate properties that generate current yields. We seek to identify properties that have historically high occupancy and steady cash flow generation. Our REITs partner with established property managers with experience in managing the property type to manage such properties after acquisition. This is a more recent investment strategy that has comprised approximately 5%-10% of our business.
Investments in Syndicated Debt – On an opportunistic basis, we make investments in loans and high yield bonds that have been sold to a syndicate of buyers. Here we look for investments with attractive risk-adjusted returns after we have completed a fundamental credit analysis. These investments are purchased with a long term, buy-and-hold outlook and we look to provide significant structuring input by providing anchoring orders. This strategy has comprised approximately 5%-10% of our business.
Aircraft Leasing – We invest debt as well as equity in aircraft assets subject to commercial leases to credit-worthy airlines across the globe. These investments present attractive return opportunities due to cash flow consistency from long-lived assets coupled with hard asset collateral. We seek to deliver risk-adjusted returns with strong downside protection by analyzing relative value characteristics across the spectrum of aircraft types of all vintages. Our target portfolio includes both in-production and out-of-production jet and turboprop aircraft and engines, operated by airlines across the globe. This strategy comprised approximately 1.5% of our business in the fiscal year ended June 30, 2014 and approximately 1% as of June 30, 2015.
Online Lending – We make investments in loans originated by certain consumer loan and small and medium sized business (“SME”) originators. We purchase each loan in its entirety (i.e., a “whole loan”). The borrowers are consumers and SMEs. The loans are typically serviced by the originators of the loans. This strategy comprised approximately 1% of our business in the fiscal year ended June 30, 2014 and less than 5% as of June 30, 2015.
Typically, we concentrate on making investments in companies with annual revenues of less than $750 million and enterprise values of less than $1 billion. Our typical investment involves a secured loan of less than $250 million. We also acquire controlling interests in companies in conjunction with making secured debt investments in such companies. In most cases, companies in which we invest are privately held at the time we invest in them. We refer to these companies as “target” or “middle market” companies and these investments as “middle market investments.”
We seek to maximize total returns to our investors, including both current yield and equity upside, by applying rigorous credit analysis and asset-based and cash-flow based lending techniques to make and monitor our investments. We are constantly pursuing multiple investment opportunities, including purchases of portfolios from private and public companies, as well as originations and secondary purchases of particular securities. We also regularly evaluate control investment opportunities in a range of industries, and some of these investments could be material to us. There can be no assurance that we will successfully consummate any investment opportunity we are currently pursuing. If any of these opportunities are consummated, there can be no assurance that investors will share our view of valuation or that any assets acquired will not be subject to future write downs, each of which could have an adverse effect on our stock price.
On July 27, 2004, we completed our initial public offering (“IPO”) and sold 7 million shares of common stock at a price of $15.00 per share, less underwriting discounts and commissions totaling $1.05 per share. An additional 55,000 shares were issued through the exercise of an over-allotment option with respect to the IPO on August 27, 2004. Since the IPO and the exercise of the related over-allotment option, we have made other common stock share offerings (including options exercised by underwriters) resulting in the issuance of 309,644,657 shares at prices ranging from $7.75 to $17.70. We issued the 2015 Notes on December 21, 2010, the 2016 Notes on February 18, 2011, the 2017 Notes on April 16, 2012, the 2022 Notes on May 1, 2012, the 2018 Notes on August 14, 2012, the 2019 Notes on December 21, 2012, the 2023 Notes on March 15, 2013, the 5.00% 2019 Notes on April 7, 2014, the 2020 Notes on April 11, 2014 and have issued Prospect Capital InterNotes® since February 16, 2012. Each of our Unsecured Notes are our general, unsecured obligations and rank equal in right of payment with all of our existing and future unsecured indebtedness and senior in right of payment to any of our subordinated indebtedness. As a result, the Unsecured Notes are effectively subordinated to our existing secured indebtedness, such as our credit facility, and future secured indebtedness to the extent of the value of the assets securing such indebtedness and structurally subordinated to any existing and future liabilities and other indebtedness of any of our subsidiaries.
Convertible Notes
On December 21, 2010, we issued $150.0 million aggregate principal amount of convertible notes that mature on December 15, 2015 (the “2015 Notes”), unless previously converted or repurchased in accordance with their terms. The 2015 Notes bear interest at a rate of 6.25% per year, payable semi-annually on June 15 and December 15 of each year, beginning June 15, 2011. Total proceeds from the issuance of the 2015 Notes, net of underwriting discounts and offering costs, were $145.2 million.
On February 18, 2011, we issued $172.5 million aggregate principal amount of convertible notes that mature on August 15, 2016 (the “2016 Notes”), unless previously converted or repurchased in accordance with their terms. The 2016 Notes bear interest at a rate of 5.50% per year, payable semi-annually on February 15 and August 15 of each year, beginning August 15, 2011. Total proceeds from the issuance of the 2016 Notes, net of underwriting discounts and offering costs, were $167.3 million. Between January 30, 2012 and February 2, 2012, we repurchased $5.0 million of the 2016 Notes at a price of 97.5, including commissions. The transactions resulted in our recognizing $0.10 million of loss in the year ended June 30, 2012.

On April 16, 2012, we issued $130.0 million aggregate principal amount of convertible notes that mature on October 15, 2017 (the “2017 Notes”), unless previously converted or repurchased in accordance with their terms. The 2017 Notes bear interest at a rate of 5.375% per year, payable semi-annually on April 15 and October 15 of each year, beginning October 15, 2012. Total proceeds from the issuance of the 2017 Notes, net of underwriting discounts and offering costs, were $126.0 million.
On August 14, 2012, we issued $200.0 million aggregate principal amount of convertible notes that mature on March 15, 2018 (the “2018 Notes”), unless previously converted or repurchased in accordance with their terms. The 2018 Notes bear interest at a rate of 5.75% per year, payable semi-annually on March 15 and September 15 of each year, beginning March 15, 2013. Total proceeds from the issuance of the 2018 Notes, net of underwriting discounts and offering costs, were $193.6 million.
On December 21, 2012, we issued $200.0 million aggregate principal amount of convertible notes that mature on January 15, 2019 (the “2019 Notes”), unless previously converted or repurchased in accordance with their terms. The 2019 Notes bear interest at a rate of 5.875% per year, payable semi-annually on January 15 and July 15 of each year, beginning July 15, 2013. Total proceeds from the issuance of the 2019 Notes, net of underwriting discounts and offering costs, were $193.6 million.
On April 11, 2014, we issued $400,000 aggregate principal amount of convertible notes that mature on April 15, 2020 (the “2020 Notes”), unless previously converted or repurchased in accordance with their terms. The 2020 Notes bear interest at a rate of 4.75% per year, payable semi-annually on April 15 and October 15 each year, beginning October 15, 2014. Total proceeds from the issuance of the 2020 Notes, net of underwriting discounts and offering costs, were $387,500. On January 30, 2015, we repurchased $8,000 aggregate principal amount of the 2020 Notes at a price of 93.0, including commissions. As a result of this transaction, we recorded a gain in the amount of the difference between the reacquisition price and the net carrying amount of the notes, net of the proportionate amount of unamortized debt issuance costs. The net gain on the extinguishment of the 2020 Notes in the year ended June 30, 2015 was $332.
Certain key terms related to the convertible features for the 2015 Notes, the 2016 Notes, the 2017 Notes, the 2018 Notes, the 2019 Notes and the 2020 Notes (collectively, the “Convertible Notes”) are listed below.

	2015 Notes	2016 Notes	2017 Notes	2018 Notes	2019 Notes	2020 Notes
Initial conversion rate(1)	88.0902	78.3699	85.8442	82.3451	79.7766	80.6647
Initial conversion price	$11.35	$12.76	$11.65	$12.14	$12.54	$12.40
Conversion rate at June 30, 2015(1)(2)	89.9752	80.2196	87.7516	83.6661	79.8248	80.6670
Conversion price at June 30, 2015(2)(3)	$11.11	$12.47	$11.40	$11.95	$12.53	$12.40
Last conversion price calculation date	12/21/2014	2/18/2015	4/16/2015	8/14/2015	12/21/2014	4/11/2015
Dividend threshold amount (per share)(4)	$0.101125	$0.101150	$0.101500	$0.101600	$0.110025	$0.110525

(1)	Conversion rates denominated in shares of common stock per $1 principal amount of the Convertible Notes converted.

(2)	Represents conversion rate and conversion price, as applicable, taking into account certain de minimis adjustments that will be made on the conversion date.

(3)
The conversion price in effect at June 30, 2015 was calculated on the last anniversary of the issuance and will be adjusted again on the next anniversary, unless the exercise price shall have changed by more than 1% before the anniversary.

(4)	The conversion rate is increased if monthly cash dividends paid to common shares exceed the monthly dividend threshold amount, subject to adjustment.
In no event will the total number of shares of common stock issuable upon conversion exceed 96.8992 per $1 principal amount of the 2015 Notes (the “conversion rate cap”), except that, to the extent we receive written guidance or a no-action letter from the staff of the Securities and Exchange Commission (the “Guidance”) permitting us to adjust the conversion rate in certain instances without regard to the conversion rate cap and to make the 2015 Notes convertible into certain reference property in accordance with certain reclassifications, business combinations, asset sales and corporate events by us without regard to the conversion rate cap, we will make such adjustments without regard to the conversion rate cap and will also, to the extent that we make any such adjustment without regard to the conversion rate cap pursuant to the Guidance, adjust the conversion rate cap accordingly. We will use our commercially reasonable efforts to obtain such Guidance as promptly as practicable.
Prior to obtaining the Guidance, we will not engage in certain transactions that would result in an adjustment to the conversion rate increasing the conversion rate beyond what it would have been in the absence of such transaction unless we have engaged in a reverse stock split or share combination transaction such that in our reasonable best estimation, the conversion rate following the adjustment for such transaction will not be any closer to the conversion rate cap than it would have been in the absence of such transaction.
Upon conversion, unless a holder converts after a record date for an interest payment but prior to the corresponding interest payment date, the holder will receive a separate cash payment with respect to the notes surrendered for conversion representing accrued and unpaid interest to, but not including, the conversion date. Any such payment will be made on the settlement date applicable to the relevant conversion on the Convertible Notes.
No holder of Convertible Notes will be entitled to receive shares of our common stock upon conversion to the extent (but only to the extent) that such receipt would cause such converting holder to become, directly or indirectly, a beneficial owner (within the meaning of Section 13(d) of the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder) of more than 5.0% of the shares of our common stock outstanding at such time. The 5.0% limitation shall no longer apply following the effective date of any fundamental change. We will not issue any shares in connection with the conversion or redemption of the Convertible Notes which would equal or exceed 20% of the shares outstanding at the time of the transaction in accordance with NASDAQ rules.
Subject to certain exceptions, holders may require us to repurchase, for cash, all or part of their Convertible Notes upon a fundamental change at a price equal to 100% of the principal amount of the Convertible Notes being repurchased plus any accrued and unpaid interest up to, but excluding, the fundamental change repurchase date. In addition, upon a fundamental change that constitutes a non-stock change of control we will also pay holders an amount in cash equal to the present value of all remaining interest payments (without duplication of the foregoing amounts) on such Convertible Notes through and including the maturity date.
Public Notes
On May 1, 2012, we issued $100.0 million aggregate principal amount of unsecured notes that were scheduled to mature on November 15, 2022 (the “2022 Notes”). The 2022 Notes bore interest at a rate of 6.95% per year, payable quarterly on February 15, May 15, August 15 and November 15 of each year, beginning August 15, 2012. Total proceeds from the issuance of the 2022 Notes, net of underwriting discounts and offering costs, were $97,000. On May 15, 2015, we redeemed $100,000 aggregate principal amount of the 2022 Notes at par. As a result of this transaction, we recorded a loss in the amount of the difference between the reacquisition price and the net carrying amount of the notes, net of the proportionate amount of unamortized debt issuance costs. The net loss on extinguishment of debt we recorded in the year ended June 30, 2015 was $2.6 million.
On March 15, 2013, we issued $250.0 million aggregate principal amount of unsecured notes that mature on March 15, 2023 (the “2023 Notes”). The 2023 Notes bear interest at a rate of 5.875% per year, payable semi-annually on March 15 and September 15 of each year, beginning September 15, 2013. Total proceeds from the issuance of the 2023 Notes, net of underwriting discounts and offering costs, were $245.9 million.
On April 7, 2014, we issued $300.0 million aggregate principal amount of unsecured notes that mature on July 15, 2019 (the “5.00% 2019 Notes”). Included in the issuance is $45.0 million of Prospect Capital InterNotes® that were exchanged for the 5.00% 2019 Notes. The 5.00% 2019 Notes bear interest at a rate of 5.00% per year, payable semi-annually on January 15 and July 15 of each year, beginning July 15, 2014. Total proceeds from the issuance of the 5.00% 2019 Notes, net of underwriting discounts and offering costs, were $250.8 million.
The 2023 Notes and the 5.00% 2019 Notes (collectively, the “Public Notes”) are direct unsecured obligations and rank equally with all of our unsecured indebtedness from time to time outstanding.
Prospect Capital InterNotes®
On February 16, 2012, we entered into a selling agent agreement (the “Selling Agent Agreement”) with Incapital LLC, as purchasing agent for our issuance and sale from time to time of up to $500,000 of Prospect Capital InterNotes® (the “InterNotes® Offering”), which was increased to $1,500,000 in May 2014. Additional agents may be appointed by us from time to time in connection with the InterNotes® Offering and become parties to the Selling Agent Agreement.
These notes are direct unsecured obligations and rank equally with all of our unsecured indebtedness from time to time outstanding. Each series of notes will be issued by a separate trust. These notes bear interest at fixed interest rates and offer a variety of maturities no less than twelve months from the original date of issuance.

During the year ended June 30, 2015, we issued $125,696 aggregate principal amount of Prospect Capital InterNotes® for net proceeds of $123,641. These notes were issued with stated interest rates ranging from 3.375% to 5.10% with a weighted average interest rate of 4.65%. These notes mature between May 15, 2020 and June 15, 2022. The following table summarizes the Prospect Capital InterNotes® issued during the year ended June 30, 2015.

Tenor at Origination (in years)	Principal Amount	Interest Rate Range	Weighted Average Interest Rate	Maturity Date Range
5.25	$7,126	4.625%	4.625%	August 15, 2020 – September 15, 2020
5.5	106,364	4.25%–4.75%	4.63%	May 15, 2020 – November 15, 2020
6	2,197	3.375%	3.375%	April 15, 2021 – May 15, 2021
6.5	3,912	5.10%	5.10%	December 15, 2021
7	6,097	5.10%	5.10%	May 15, 2022 – June 15, 2022
	$125,696
During the year ended June 30, 2014, we issued $473,762 aggregate principal amount of Prospect Capital InterNotes® for net proceeds of $465,314. These notes were issued with stated interest rates ranging from 3.75% to 6.75% with a weighted average interest rate of 5.12%. These notes mature between October 15, 2016 and October 15, 2043. The following table summarizes the Prospect Capital InterNotes® issued during the year ended June 30, 2014.

Tenor at Origination (in years)	Principal Amount	Interest Rate Range	Weighted Average Interest Rate	Maturity Date Range
3	$5,710	4.00%	4.00%	October 15, 2016
3.5	3,149	4.00%	4.00%	April 15, 2017
4	45,751	3.75%–4.00%	3.92%	November 15, 2017 – May 15, 2018
5	207,915	4.25%–5.00%	4.92%	July 15, 2018 – May 15, 2019
5.5	53,820	4.75%–5.00%	4.86%	February 15, 2019 – August 15, 2019
6.5	1,800	5.50%	5.50%	February 15, 2020
7	62,409	5.25%–5.75%	5.44%	July 15, 2020 – May 15, 2021
7.5	1,996	5.75%	5.75%	February 15, 2021
10	23,850	5.75%–6.50%	5.91%	January 15, 2024 – May 15, 2024
12	2,978	6.00%	6.00%	November 15, 2025 – December 15, 2025
15	2,495	6.00%	6.00%	August 15, 2028 – November 15, 2028
18	4,062	6.00%–6.25%	6.21%	July 15, 2031 – August 15, 2031
20	2,791	6.00%	6.00%	September 15, 2033 – October 15, 2033
25	34,886	6.25%–6.50%	6.39%	August 15, 2038 – May 15, 2039
30	20,150	6.50%–6.75%	6.60%	July 15, 2043 – October 15, 2043
	$473,762
During the year ended June 30, 2015, we redeemed $76,931 aggregate principal amount of Prospect Capital InterNotes® at par with a weighted average interest rate of 6.06% in order to replace debt with higher interest rates with debt with lower rates. During the year ended June 30, 2015, we repaid $6,993 aggregate principal amount of Prospect Capital InterNotes® at par in accordance with the Survivor’s Option, as defined in the InterNotes® Offering prospectus. As a result of these transactions, we recorded a loss in the amount of the difference between the reacquisition price and the net carrying amount of the notes, net of the proportionate amount of unamortized debt issuance costs. The net loss on the extinguishment of Prospect Capital InterNotes® in the year ended June 30, 2015 was $1,682. The following table summarizes the Prospect Capital InterNotes® outstanding as of June 30, 2015.

Tenor at Origination (in years)	Principal Amount	Interest Rate Range	Weighted Average Interest Rate	Maturity Date Range
3	$5,710	4.00%	4.00%	October 15, 2016
3.5	3,109	4.00%	4.00%	April 15, 2017
4	45,690	3.75%–4.00%	3.92%	November 15, 2017 – May 15, 2018
5	207,719	4.25%–5.00%	4.92%	July 15, 2018 – May 15, 2019
5.25	7,126	4.625%	4.63%	August 15, 2020 – September 15, 2020
5.5	115,184	4.25%–5.00%	4.65%	February 15, 2019 – November 15, 2020
6.0	2,197	3.375%	3.38%	April 15, 2021 – May 15, 2021
6.5	5,712	5.10%–5.50%	5.23%	February 15, 2020 – December 15, 2021
7	191,549	4.00%–5.85%	5.13%	September 15, 2019 – June 15, 2022
7.5	1,996	5.75%	5.75%	February 15, 2021
10	36,925	3.29%–7.00%	6.11%	March 15, 2022 – May 15, 2024
12	2,978	6.00%	6.00%	November 15, 2025 – December 15, 2025
15	17,385	5.00%–6.00%	5.14%	May 15, 2028 – November 15, 2028
18	22,729	4.125%–6.25%	5.52%	December 15, 2030 – August 15, 2031
20	4,530	5.75%–6.00%	5.89%	November 15, 2032 – October 15, 2033
25	36,320	6.25%–6.50%	6.39%	August 15, 2038 – May 15, 2039
30	120,583	5.50%–6.75%	6.23%	November 15, 2042 – October 15, 2043
	$827,442
During the year ended June 30, 2014, we repaid $6,869 aggregate principal amount of Prospect Capital InterNotes® in accordance with the Survivor’s Option, as defined in the InterNotes® Offering prospectus. In connection with the issuance of the 5.00% 2019 Notes, $45,000 of previously-issued Prospect Capital InterNotes® were exchanged for the 5.00% 2019 Notes. The following table summarizes the Prospect Capital InterNotes® outstanding as of June 30, 2014.

Tenor at Origination (in years)	Principal Amount	Interest Rate Range	Weighted Average Interest Rate	Maturity Date Range
3	$5,710	4.00%	4.00%	October 15, 2016
3.5	3,149	4.00%	4.00%	April 15, 2017
4	45,751	3.75%–4.00%	3.92%	November 15, 2017 – May 15, 2018
5	207,915	4.25%–5.00%	4.92%	July 15, 2018 – August 15, 2019
5.5	8,820	5.00%	4.86%	February 15, 2019
6.5	1,800	5.50%	5.50%	February 15, 2020
7	256,903	4.00%–6.55%	5.39%	June 15, 2019 – May 15, 2021
7.5	1,996	5.75%	5.75%	February 15, 2021
10	41,952	3.23%–7.00%	6.18%	March 15, 2022 – May 15, 2024
12	2,978	6.00%	6.00%	November 15, 2025 – December 15, 2025
15	17,465	5.00%–6.00%	5.14%	May 15, 2028 – November 15, 2028
18	25,435	4.125%–6.25%	5.49%	December 15, 2030 – August 15, 2031
20	5,847	5.625%–6.00%	5.85%	November 15, 2032 – October 15, 2033
25	34,886	6.25%–6.50%	6.39%	August 15, 2038 – May 15, 2039
30	125,063	5.50%–6.75%	6.22%	November 15, 2042 – October 15, 2043
	$785,670

In connection with the issuance of Prospect Capital InterNotes®, we incurred $20,168 of fees which are being amortized over the term of the notes, of which $16,262 remains to be amortized and is included within deferred financing costs on the Consolidated Statement of Assets and Liabilities as of June 30, 2015.
During the years ended June 30, 2015, 2014 and 2013, we recorded $44,808, $33,857 and $9,707, respectively, of interest costs and amortization of financing costs on the Prospect Capital InterNotes® as interest expense.
Our Investment Objective and Policies
Our investment objective is to generate both current income and long-term capital appreciation through debt and equity investments. We focus on making investments in private companies. We are a non-diversified company within the meaning of the 1940 Act.
We invest primarily in first and second lien secured loans and unsecured debt, which in some cases includes an equity component. First and second lien secured loans generally are senior debt instruments that rank ahead of unsecured debt of a given portfolio company. These loans also have the benefit of security interests on the assets of the portfolio company, which may rank ahead of or be junior to other security interests. Our investments in CLOs are subordinated to senior loans and are generally unsecured. We invest in debt and equity positions of CLOs which are a form of securitization in which the cash flows of a portfolio of loans are pooled and passed on to different classes of owners in various tranches. Our CLO investments are derived from portfolios of corporate debt securities which are generally risk rated from BB to B.
We also acquire controlling interests in companies in conjunction with making secured debt investments in such companies. These may be in several industries, including industrial, service, real estate and financial businesses.
We seek to maximize returns and minimize risk for our investors by applying rigorous analysis to make and monitor our investments. While the structure of our investments varies, we can invest in senior secured debt, senior unsecured debt, subordinated secured debt, subordinated unsecured debt, convertible debt, convertible preferred equity, preferred equity, common equity, warrants and other instruments, many of which generate current yield. While our primary focus is to seek current income through investment in the debt and/or dividend-paying equity securities of eligible privately-held, thinly-traded or distressed companies and long-term capital appreciation by acquiring accompanying warrants, options or other equity securities of such companies, we may invest up to 30% of the portfolio in opportunistic investments in order to seek enhanced returns for stockholders. Such investments may include investments in the debt and equity instruments of broadly-traded public companies. We expect that these public companies generally will have debt securities that are non-investment grade. Such investments may also include purchases (either in the primary or secondary markets) of the equity and junior debt tranches of a type of such pools known as CLOs. Structurally, CLOs are entities that are formed to hold a portfolio of senior secured loans made to companies whose debt is rated below investment grade or, in limited circumstances, unrated. These securities, which are often referred to as “junk” or “high yield,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be difficult to value and illiquid. The senior secured loans within a CLO are limited to senior secured loans which meet specified credit and diversity criteria and are subject to concentration limitations in order to create an investment portfolio that is diverse by senior secured loan, borrower, and industry, with limitations on non-U.S. borrowers. Within this 30% basket, we have and may make additional investments in debt and equity securities of financial companies and companies located outside of the United States.
Our investments may include other equity investments, such as warrants, options to buy a minority interest in a portfolio company, or contractual payment rights or rights to receive a proportional interest in the operating cash flow or net income of such company. When determined by the Investment Adviser to be in our best interest, we may acquire a controlling interest in a portfolio company. Any warrants we receive with our debt securities may require only a nominal cost to exercise, and thus, as a portfolio company appreciates in value, we may achieve additional investment return from this equity interest. We have structured, and will continue to structure, some warrants to include provisions protecting our rights as a minority-interest or, if applicable, controlling-interest holder, as well as puts, or rights to sell such securities back to the company, upon the occurrence of specified events. In many cases, we obtain registration rights in connection with these equity interests, which may include demand and “piggyback” registration rights.
We plan to hold many of our debt investments to maturity or repayment, but will sell a debt investment earlier if a liquidity event takes place, such as the sale or recapitalization of a portfolio company, or if we determine a sale of such debt investment to be in our best interest.
We have qualified and elected to be treated for U.S. federal income tax purposes as a RIC under Subchapter M of the Code. As a RIC, we generally do not have to pay corporate-level U.S. federal income taxes on any ordinary income or capital gains that we distribute to our stockholders as dividends. To continue to qualify as a RIC, we must, among other things, meet certain source-

of-income and asset diversification requirements (as described below). In addition, to qualify for RIC tax treatment, we must distribute to our stockholders, for each taxable year, at least 90% of our “investment company taxable income,” which is generally our ordinary income plus the excess of our realized net short-term capital gains over our realized net long-term capital losses.
For a discussion of the risks inherent in our portfolio investments, see “Risk Factors – Risks Relating to Our Investments.”
Industry Sectors
Our portfolio is invested across 28 industry categories. Excluding our CLO investments, which do not have industry concentrations, no individual industry comprises more than 10.8% of the portfolio on either a cost or fair value basis.
Ongoing Relationships with Portfolio Companies
Monitoring
Prospect Capital Management monitors our portfolio companies on an ongoing basis. Prospect Capital Management will continue to monitor the financial trends of each portfolio company to determine if it is meeting its business plan and to assess the appropriate course of action for each company.
Prospect Capital Management employs several methods of evaluating and monitoring the performance and value of our investments, which may include, but are not limited to, the following:

•	Assessment of success in adhering to the portfolio company’s business plan and compliance with covenants;

•	Regular contact with portfolio company management and, if appropriate, the financial or strategic sponsor to discuss financial position, requirements and accomplishments;

•	Comparisons to other portfolio companies in the industry, if any;

•	Attendance at and participation in board meetings of the portfolio company; and

•	Review of monthly and quarterly financial statements and financial projections for the portfolio company.
Investment Valuation
To value our investments, we follow the guidance of ASC 820, Fair Value Measurement (“ASC 820”), that defines fair value, establishes a framework for measuring fair value in conformity with United States generally accepted accounting principles and requires disclosures about fair value measurements. In accordance with ASC 820, the fair value of our investments is defined as the price that we would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market in which that investment is transacted.
ASC 820 classifies the inputs used to measure these fair values into the following hierarchy:
Level 1: Quoted prices in active markets for identical assets or liabilities, accessible by us at the measurement date.
Level 2: Quoted prices for similar assets or liabilities in active markets, or quoted prices for identical or similar assets or liabilities in markets that are not active, or other observable inputs other than quoted prices.
Level 3: Unobservable inputs for the asset or liability.
In all cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls has been determined based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each investment.
Our Board of Directors has established procedures for the valuation of our investment portfolio. These procedures are detailed below.
Investments for which market quotations are readily available are valued at such market quotations.
For most of our investments, market quotations are not available. With respect to investments for which market quotations are not readily available or when such market quotations are deemed not to represent fair value, our Board of Directors has approved a multi-step valuation process each quarter, as described below:

1.	Each portfolio company or investment is reviewed by our investment professionals with independent valuation firms engaged by our Board of Directors;

2.	The independent valuation firms conduct independent valuations and make their own independent assessments;

3.	The Audit Committee of our Board of Directors reviews and discusses the preliminary valuation of the Investment Adviser and that of the independent valuation firms; and

4.
The Board of Directors discusses valuations and determines the fair value of each investment in our portfolio in good faith based on the input of the Investment Adviser, the respective independent valuation firm and the Audit Committee.

Our non-CLO investments are valued utilizing a yield analysis, enterprise value (“EV”) analysis, net asset value analysis, liquidation analysis, discounted cash flow analysis, or a combination of methods, as appropriate. The yield analysis uses loan spreads and other relevant information implied by market data involving identical or comparable assets or liabilities. Under the EV analysis, the EV of a portfolio company is first determined and allocated over the portfolio company’s securities in order of their preference relative to one another (i.e., “waterfall” allocation). To determine the EV, we typically use a market multiples approach that considers relevant and applicable market trading data of guideline public companies, transaction metrics from precedent M&A transactions and/or a discounted cash flow analysis. The net asset value analysis is used to derive a value of an underlying investment (such as real estate property) by dividing a relevant earnings stream by an appropriate capitalization rate. For this purpose, we consider capitalization rates for similar properties as may be obtained from guideline public companies and/or relevant transactions. The liquidation analysis is intended to approximate the net recovery value of an investment based on, among other things, assumptions regarding liquidation proceeds based on a hypothetical liquidation of a portfolio company’s assets. The discounted cash flow analysis uses valuation techniques to convert future cash flows or earnings to a range of fair values from which a single estimate may be derived utilizing an appropriate discount rate. The measurement is based on the net present value indicated by current market expectations about those future amounts.
In applying these methodologies, additional factors that we consider in fair value pricing our investments may include, as we deem relevant: security covenants, call protection provisions, and information rights; the nature and realizable value of any collateral; the portfolio company’s ability to make payments; the principal markets in which the portfolio company does business; publicly available financial ratios of peer companies; the principal market; and enterprise values, among other factors.
Our investments in CLOs are classified as ASC 820 Level 3 securities and are valued using a discounted cash flow model. The valuations have been accomplished through the analysis of the CLO deal structures to identify the risk exposures from the modeling point of view as well as to determine an appropriate call date. For each CLO security, the most appropriate valuation approach has been chosen from alternative approaches to ensure the most accurate valuation for such security. To value a CLO, both the assets and the liabilities of the CLO capital structure are modeled. We use a waterfall engine to store the collateral data, generate collateral cash flows from the assets based on various assumptions for the risk factors, distribute the cash flows to the liability structure based on the payment priorities, and discount them back using current market discount rates. The main risk factors are: default risk, interest rate risk, downgrade risk, and credit spread risk.
For a discussion of the risks inherent in determining the value of securities for which readily available market values do not exist, see “Risk Factors – Risks Relating to Our Business – Most of our portfolio investments are recorded at fair value as determined in good faith under the direction of our Board of Directors and, as a result, there is uncertainty as to the value of our portfolio investments.”
Managerial Assistance
As a BDC, we are obligated under the 1940 Act to make available to certain of our portfolio companies significant managerial assistance. “Making available significant managerial assistance” refers to any arrangement whereby we provide significant guidance and counsel concerning the management, operations, or business objectives and policies of a portfolio company. We are also deemed to be providing managerial assistance to all portfolio companies that we control, either by ourselves or in conjunction with others. The nature and extent of significant managerial assistance provided by us to controlled and non-controlled portfolio companies will vary according to the particular needs of each portfolio company. Examples of such activities include advice on (i) recruiting, hiring, management and termination of employees, officers and directors, succession planning and other human resource matters; (ii) capital raising, capital budgeting, and capital expenditures; (iii) advertising, marketing, and sales; (iv) fulfillment, operations, and execution; (v) managing relationships with unions and other personnel organizations, financing sources, vendors, customers, lessors, lessees, lawyers, accountants, regulators and other important counterparties; (vi) evaluating acquisition and divestiture opportunities, plant expansions and closings, and market expansions; (vii) participating in audit committee, nominating committee, board and management meetings; (viii) consulting with and advising board members and officers of portfolio companies (on overall strategy and other matters); and (ix) providing other organizational, operational, managerial and financial guidance.
Prospect Administration, when performing a managerial assistance agreement executed with each portfolio company to which we provide managerial assistance, arranges for the provision of such managerial assistance on our behalf. When doing so, Prospect Administration utilizes personnel of our Investment Adviser. We, on behalf of Prospect Administration, invoice portfolio companies receiving and paying for managerial assistance, and we remit to Prospect Administration its cost of providing such services, including the charges deemed appropriate by our Investment Adviser for providing such managerial assistance. Our payments to Prospect Administration are periodically reviewed by our Board of Directors. No income was recognized by Prospect.
Investment Adviser
Prospect Capital Management manages our investments as the Investment Adviser. Prospect Capital Management is a Delaware limited liability corporation that has been registered as an investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”) since March 31, 2004. Prospect Capital Management is led by John F. Barry III and M. Grier Eliasek, two senior executives with significant investment advisory and business experience. Both Messrs. Barry and Eliasek spend a significant amount of their time in their roles at Prospect Capital Management working on our behalf. The principal executive offices of Prospect Capital Management are 10 East 40th Street, 42nd Floor, New York, NY 10016. We depend on the due diligence, skill and network of business contacts of the senior management of the Investment Adviser. We also depend, to a significant extent, on the Investment Adviser’s investment professionals and the information and deal flow generated by those investment professionals in the course of their investment and portfolio management activities. The Investment Adviser’s senior management team evaluates, negotiates, structures, closes, monitors and services our investments. Our future success depends to a significant extent on the continued service of the senior management team, particularly John F. Barry III and M. Grier Eliasek. The departure of any of the senior managers of the Investment Adviser could have a materially adverse effect on our ability to achieve our investment objective. In addition, we can offer no assurance that Prospect Capital Management will remain the Investment Adviser or that we will continue to have access to its investment professionals or its information and deal flow. Under the Investment Advisory Agreement (as defined below), we pay Prospect Capital Management investment advisory fees, which consist of an annual base management fee based on our gross assets as well as a two-part incentive fee based on our performance. Mr. Barry currently controls Prospect Capital Management.
Staffing
Mr. John F. Barry III, our chairman and chief executive officer, Mr. Grier Eliasek, our chief operating officer and president, and Mr. Brian H. Oswald, our chief financial officer, chief compliance officer, treasurer and secretary, comprise our senior management. Over time, we expect to add additional officers and employees.
Messrs. Barry and Eliasek each also serves as an officer of Prospect Administration and performs his respective functions under the terms of the Administration Agreement. Our day-to-day investment operations are managed by Prospect Capital Management. In addition, we reimburse Prospect Administration for our allocable portion of expenses incurred by it in performing its obligations under the Administration Agreement, including rent and our allocable portion of the costs of our chief executive officer, president, chief financial officer, chief operating officer, chief compliance officer, treasurer and secretary and their respective staffs. See “Business—Management Services—Administration Agreement.”
Properties
We do not own any real estate or other physical properties materially important to our operation. Our corporate headquarters are located at 10 East 40th Street, 42nd Floor, New York, NY 10016, where we occupy an office space pursuant to the Administration Agreement.
Legal Proceedings
From time to time, we may become involved in various investigations, claims and legal proceedings that arise in the ordinary course of our business. These matters may relate to intellectual property, employment, tax, regulation, contract or other matters. The resolution of such matters that may arise out of these investigations, claims and proceedings will be subject to various uncertainties and, even if such matters are without merit, could result in the expenditure of significant financial and managerial resources.
We are not aware of any material pending legal proceeding, and no such material proceedings are contemplated to which we are a party or of which any of our property is subject.

Management
Our business and affairs are managed under the direction of our Board of Directors. Our Board of Directors currently consists of five directors, three of whom are not “interested persons” of the Company as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our independent directors. Our Board of Directors elects our officers to serve for a one-year term and until their successors are duly elected and qualify, or until their earlier removal or resignation.
Board Of Directors And Executive Officers
Under our charter, our directors are divided into three classes. Directors are elected for a staggered term of three years each, with a term of office of one of the three classes of directors expiring each year. At each annual meeting of our stockholders, the successors to the class of directors whose terms expire at such meeting are elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. Each director holds office for the term to which he or she is elected and until his or her successor is duly elected and qualifies.
Directors and Executive Officers
Our directors and executive officers and their positions are set forth below. The address for each director and executive officer is c/o Prospect Capital Corporation, 10 East 40th Street, 42nd Floor, New York, NY 10016.
Independent Directors

Name and Age	Position(s) Held with the Company	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex(2) Overseen by Director	Other Directorships Held by Director
William J. Gremp, 72	Director	Class II Director from 2006 to 2009; Class I Director since April 2010; Term expires 2017	Mr. Gremp is responsible for traditional banking services, credit and lending, private equity and corporate cash management with Merrill Lynch & Co. from 1999 to present.	Three	Priority Income Fund, Inc. since October 28, 2012(3), Pathway Energy Infrastructure Fund, Inc. since February 19, 2013(3)
Eugene S. Stark, 57	Director	Class III Director since September 2008; Term expires 2016	Principal Financial Officer, Chief Compliance Officer and Vice President—Administration of General American Investors Company, Inc. from May 2005 to present.	Three	Priority Income Fund, Inc. since October 28, 2012(3), Pathway Energy Infrastructure Fund, Inc. since February 19, 2013(3)
Andrew C. Cooper, 53	Director	Class II Director since February 2009; Term expires 2015
Mr. Cooper is an entrepreneur, who over the last 15 years has founded, built, run and sold three companies. He is Co-Chief Executive Officer of Unison Energy, LLC, a company that develops, owns and operates, distributed combined heat and power co-generation solutions.
				Three	Priority Income Fund, Inc. since October 28, 2012(3), Pathway Energy Infrastructure Fund, Inc. since February 19, 2013(3)
_______________________________________________________________________________

(1)
Our Board of Directors is divided into three classes of directors serving staggered three-year terms. Mr. Eliasek and Mr. Cooper are Class II directors with terms that will expire in 2015, Mr. Barry and Mr. Stark are Class III directors with terms that will expire in 2016, and Mr. Gremp is a Class I director with a term that will expire in 2017.

(2)	The Fund Complex consists of the Company, Priority Income Fund, Inc. and Pathway Energy Infrastructure Fund, Inc.

(3)	An investment company subject to the 1940 Act.

Interested Directors

Name and Age	Position(s) Held with the Company	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex(2) Overseen by Director	Other Directorships Held by Director
John F. Barry III, 63(3)	Director, Chairman of the Board of Directors, and Chief Executive Officer	Class III Director since April 2004; Term expires 2016	Chairman and Chief Executive Officer of the Company; Managing Director of Prospect Capital Management and Prospect Administration since June 2004	One	None
M. Grier Eliasek, 42(3)	Director, Chief Operating Officer	Class II Director since June 2004; Term expires 2015
President and Chief Operating Officer of the Company, Managing Director of Prospect Capital Management and Prospect Administration, President and CEO of Priority Income Fund, Inc., President and COO of Priority Senior Secured Income Management, LLC, President and CEO of Pathway Energy Infrastructure Fund, Inc., President and COO of Pathway Energy Infrastructure Management, LLC.
				Three	Priority Income Fund, Inc. since July 31, 2012(4), Pathway Energy Infrastructure Fund, Inc. since February 19, 2013(4)
_______________________________________________________________________________

(1)
Our Board of Directors is divided into three classes of directors serving staggered three-year terms. Mr. Eliasek and Mr. Cooper are Class II directors with terms that will expire in 2015, Mr. Barry and Mr. Stark are Class III directors with terms that will expire in 2016 and Mr. Gremp is a Class I director with a term that will expire in 2017.

(2)	The Fund Complex consists of the Company, Priority Income Fund, Inc. and Pathway Energy Infrastructure Fund, Inc.

(3)	Messrs. Barry and Eliasek are each considered an “interested person” under the 1940 Act by virtue of serving as one of our officers and having a relationship with Prospect Capital Management.

(4)	An investment company subject to the 1940 Act.
Information about Executive Officers who are not Directors

Name and Age	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
Brian H. Oswald, 54	Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary	November 2008 to present as Chief Financial Officer, Treasurer and Secretary and October 2008 to present as Chief Compliance Officer.
Joined Prospect Administration as Managing Director in June 2008. Since December 2014 has served as CFO, Chief Compliance Officer, Treasurer and Secretary of Priority Income Fund Inc. and Pathway Infrastructure Fund, Inc.

Board Leadership Structure
The Board of Directors believes that the combined position of Chief Executive Officer of the Company and Chairman of the Board of Directors of the Company is a superior model that results in greater efficiency regarding management of the Company, reduced confusion due to the elimination of the need to transfer substantial information quickly and repeatedly between a chief executive officer and chairman, and business advantages to the Company arising from the specialized knowledge acquired from the duties of the dual roles. The need for efficient decision making is particularly acute in the line of business of the Company, whereby multiple factors including market factors, interest rates and innumerable other financial metrics change on an ongoing and daily basis.
The Board of Directors does not currently have a designated lead independent director. Instead, all of the independent directors play an active role on the Board of Directors. The independent directors compose a majority of the Board of Directors, and are closely involved in all material board level deliberations related to the Company. The Board of Directors believes that, with these practices, each independent director has an equal stake in the Board’s actions and oversight role and equal accountability to the Company and its stockholders. The Company believes that Eugene Stark acts as the de facto lead independent director, by virtue of his role as an accounting expert and Chairman of the Audit Committee.

Director Independence
On an annual basis, each member of our Board of Directors is required to complete an independence questionnaire designed to provide information to assist the Board of Directors in determining whether the director is independent. Our Board of Directors has determined that each of our directors, other than Messrs. Barry and Eliasek, is independent under the 1940 Act.
Role of the Chairman and Chief Executive Officer
As Chairman of the Board of Directors and Chief Executive Officer, Mr. Barry assumes a leading role in mid- and long-term strategic planning and supports major transaction initiatives of the Company. Mr. Barry also manages the day-to-day operations of the Company, with the support of the other executive officers. As Chief Executive Officer, Mr. Barry has general responsibility for the implementation of the policies of the Company, as determined by the Board of Directors, and for the management of the business and affairs of the Company. The Board of Directors has determined that its leadership structure, in which the majority of the directors are not affiliated with the Company, Prospect Capital Management or Prospect Administration, is appropriate in light of the services that Prospect Capital Management and Prospect Administration and their affiliates provide to the Company and the potential conflicts of interest that could arise from these relationships.
Experience, Qualifications, Attributes and/or Skills that Led to the Board’s Conclusion that such Members Should Serve as Director of the Company
The Board believes that, collectively, the directors have balanced and diverse experience, qualifications, attributes and skills, which allow the Board to operate effectively in governing the Company and protecting the interests of its stockholders. Below is a description of the various experiences, qualifications, attributes and/or skills with respect to each director considered by the Board.
John F. Barry III
The Board benefits from Mr. Barry’s years of experience as a lawyer, investment banker, venture capitalist, and private equity investor, and his service on various boards of directors, over the past 35 years.  In addition to overseeing the Company, Mr. Barry has served on the boards of directors of private and public companies, including financial services, financial technology and energy companies. Mr. Barry also managed the Corporate Finance Department of L.F. Rothschild & Company, focusing on private equity and debt financing for energy and other companies, and was a founding member of the project finance group at Merrill Lynch & Co.  The Board also benefits from Mr. Barry’s past experience as a corporate securities lawyer at Davis Polk & Wardwell, advising energy companies and their commercial and investment bankers. Mr. Barry’s service as Chairman and Chief Executive Officer of the Company and as a Managing Director of PCM and Prospect Administration provides him with a continuously updated understanding of the Company, its operation, and the business and regulatory issues facing the Company.
M. Grier Eliasek
Mr. Eliasek brings to the Board business leadership and experience and knowledge of senior loan, mezzanine, bridge loan, private equity and venture capital investments, as well as a knowledge of diverse management practices. Mr. Eliasek is the President and Chief Operating Officer of the Company and a Managing Director of Prospect Capital Management and Prospect Administration. He is also responsible for leading the origination and assessment of investments for the Company. The Board also benefits from Mr. Eliasek’s experience as a consultant with Bain & Company, a global strategy consulting firm, where he managed engagements for companies in several different industries, by providing the Company with unique views on investment and management issues. At Bain & Company, Mr. Eliasek analyzed new lines of businesses, developed market strategies, revamped sales organizations, and improved operational performance for Bain & Company clients. Mr. Eliasek’s longstanding service as Director, President and Chief Operating Officer of the Company and as a Managing Director of Prospect Capital Management and Prospect Administration provide him with a specific understanding of the Company, its operation, and the business and regulatory issues facing the Company.
Andrew C. Cooper
Mr. Cooper’s over 30 years of experience in venture capital management, venture capital investing and investment banking provides the Board with a wealth of leadership, business investing and financial experience. Mr. Cooper’s experience as the co-founder, Co-CEO, and director of Unison Energy, a co-generation company that engineers, installs, owns, and operates co-generation facilities as well as the former co-CEO of Unison Site Management LLC, a leading cellular site owner with +4,000 plus cell sites under management, and as co-founder, former CFO and VP of business development for Avesta Technologies, an enterprise, information and technology management software company bought by Visual Networks in 2000, provides the Board with the benefit of leadership and experience in finance and business management. Further, Mr. Cooper’s time as a director of CSG Systems, Protection One Alarm, LionBridge Technologies Weblink Wireless, Aquatic Energy and the

Madison Square Boys and Girls Club of New York provides the Board with a wealth of experience and an in-depth understanding of management practices. Mr. Cooper’s knowledge of financial and accounting matters qualifies him to serve on the Company’s Audit Committee and his independence from the Company, PCM and Prospect Administration enhances his service as a member of the Nominating, Corporate Governance and Compensation Committee.
William J. Gremp
Mr. Gremp brings to the Board a broad and diverse knowledge of business and finance as a result of his career as an investment banker, spanning over 40 years working in corporate finance and originating and executing transactions and advisory assignments for energy and utility related clients. Since 1999, Mr. Gremp has been responsible for traditional banking services, credit and lending, private equity and corporate cash management with Merrill Lynch & Co.. From 1996 to 1999, he served at Wachovia as senior vice president, managing director and co-founder of the utilities and energy investment banking group, responsible for origination, structuring, negotiation and successful completion of transactions utilizing investment banking, capital markets and traditional commercial banking products. From 1989 to 1996, Mr. Gremp was the managing director of global power and project finance at JPMorgan Chase & Co., and from 1970 to 1989, Mr. Gremp was with Merrill Lynch & Co., starting out as an associate in the mergers and acquisitions department, then in 1986 becoming the senior vice president, managing director and head of the regulated industries group. Mr. Gremp’s knowledge of financial and accounting matters qualifies him to serve on the Company’s Audit Committee and his independence from the Company, Prospect Capital Management and Prospect Administration enhances his service as a member of the Nominating, Corporate Governance and Compensation Committee.
Eugene S. Stark
Mr. Stark brings to the Board over 25 years of experience in directing the financial and administrative functions of investment management organizations. The Board benefits from his broad experience in financial management; SEC reporting and compliance; strategic and financial planning; expense, capital and risk management; fund administration; due diligence; acquisition analysis; and integration activities. Since May 2005, Mr. Stark’s position as the Principal Financial Officer, Chief Compliance Officer and Vice President of Administration at General American Investors Company, Inc., where he is responsible for operations, compliance, and financial functions, allows him to provide the Board with added insight into the management practices of other financial companies. From January to April of 2005, Mr. Stark was the Chief Financial Officer of the Company, prior to which he worked at Prudential Financial, Inc. between 1987 and 2004. His many positions within Prudential include 10 years as Vice President and Fund Treasurer of Prudential Mutual Funds, 4 years as Senior Vice President of Finance of Prudential Investments, and 2 years as Senior Vice President of Finance of Prudential Amenities. Mr. Stark is also a Certified Public Accountant (inactive status). Mr. Stark’s knowledge of financial and accounting matters qualifies him to serve on the Company’s Audit Committee and his independence from the Company, Prospect Capital Management and Prospect Administration enhances his service as a member of the Nominating, Corporate Governance and Compensation Committee. Mr. Stark is also a member of Mount Saint Mary Academy’s Finance Committee.
Means by Which the Board of Directors Supervises Executive Officers
The Board of Directors is regularly informed on developments and issues related to the Company’s business, and monitors the activities and responsibilities of the executive officers in various ways.
At each regular meeting of the Board of Directors, the executive officers report to the Board of Directors on developments and important issues. Each of the executive officers, as applicable, also provide regular updates to the members of the Board of Directors regarding the Company’s business between the dates of regular meetings of the Board of Directors.
Executive officers and other members of Prospect Capital Management, at the invitation of the Board of Directors, regularly attend portions of meetings of the Board of Directors and its committees to report on the financial results of the Company, its operations, performance and outlook, and on areas of the business within their responsibility, including risk management and management information systems, as well as other business matters.
The Board’s Role in Risk Oversight
The Company’s Board of Directors performs its risk oversight function primarily through (a) its two standing committees, which report to the entire Board of Directors and are comprised solely of independent directors and (b) monitoring by the Company’s Chief Compliance Officer in accordance with its compliance policies and procedures.
As set forth in the descriptions regarding the Audit Committee and the Nominating, Governance and Compensation Committee, the Audit Committee and the Nominating, Governance and Compensation Committee assist the Board of Directors in fulfilling its risk oversight responsibilities. The Audit Committee’s risk oversight responsibilities include reviewing and discussing with management and the independent accountants the annual audited financial statements of the Company, including disclosures made in management’s discussion and analysis; reviewing and discussing with management and the independent accountants the Company’s quarterly financial statements prior to the filings of its quarterly reports on Form 10-Q; pre-approving the independent accountants’ engagement to render audit and/or permissible non-audit services; and evaluating the qualifications, performance and independence of the independent accountants. The Nominating, Governance and Compensation Committee’s risk oversight responsibilities include selecting qualified nominees to be elected to the Board of Directors by stockholders; selecting qualified nominees to fill any vacancies on the Board of Directors or a committee thereof; developing and recommending to the Board of Directors a set of corporate governance principles applicable to the Company; and overseeing the evaluation of the Board of Directors and management. Both the Audit Committee and the Nominating, Governance and Compensation Committee consist solely of independent directors.
The Board of Directors also performs its risk oversight responsibilities with the assistance of the Chief Compliance Officer. The Company’s Chief Compliance Officer prepares a written report annually discussing the adequacy and effectiveness of the compliance policies and procedures of the Company and certain of its service providers. The Chief Compliance Officer’s report, which is reviewed by the Board of Directors, addresses at a minimum (a) the operation of the compliance policies and procedures of the Company and certain of its service providers since the last report; (b) any material changes to such policies and procedures since the last report; (c) any recommendations for material changes to such policies and procedures as a result of the Chief Compliance Officer’s annual review; and (d) any compliance matter that has occurred since the date of the last report about which the Board of Directors would reasonably need to know to oversee the Company’s compliance activities and risks. In addition, the Chief Compliance Officer meets separately in executive session with the independent directors at least once each year.
The Company believes that its Board of Director’s role in risk oversight is effective and appropriate given the extensive regulation to which it is already subject as a business development company, or BDC, under the 1940 Act. Specifically, as a BDC the Company must comply with certain regulatory requirements that control certain types of risk in its business and operations. For example, the Company’s ability to incur indebtedness is limited such that its asset coverage must equal at least 200% immediately after each time it incurs indebtedness, the Company generally has to invest at least 70% of its total assets in “qualifying assets.” In addition, the Company elected to be treated as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code, as amended. As a RIC, the Company must, among other things, meet certain income source, asset diversification and income distribution requirements.
The Company believes that the extent of its Board of Directors’ (and its committees’) role in risk oversight complements its Board’s leadership structure because it allows the Company’s independent directors to exercise oversight of risk without any conflict that might discourage critical review through the two fully independent board committees, auditor and independent valuation providers, and otherwise.
The Company believes that a board’s roles in risk oversight must be evaluated on a case by case basis and that the Board of Directors’ practices concerning risk oversight is appropriate. However, the Company continually re-examines the manners in which the Board administers its oversight function on an ongoing basis to ensure that they continue to meet the Company’s needs.
Committees of the Board of Directors
Our Board of Directors has established an Audit Committee and a Nominating, Corporate Governance and Compensation Committee. For the fiscal year ended June 30, 2015, our Board of Directors held 10 Board meetings, eight Audit Committee meetings, and one Nominating, Corporate Governance and Compensation Committee meeting. All directors attended at least 75% of the aggregate number of meetings of the Board and of the respective committees on which they served. We require each director to make a diligent effort to attend all board and committee meetings, as well as each annual meeting of stockholders. Two directors attended last year’s annual meeting of stockholders in person.
The Audit Committee. The Audit Committee operates pursuant to a charter approved by the Board of Directors. The charter sets forth the responsibilities of the Audit Committee, which include selecting or retaining each year an independent registered public accounting firm, or independent accountants, to audit the accounts and records of the Company; reviewing and discussing with management and the independent accountants the annual audited financial statements of the Company, including disclosures made in management’s discussion and analysis, and recommending to the Board of Directors whether the audited financial statements should be included in the Company’s annual report on Form 10‑K; reviewing and discussing with management and the independent accountants the Company’s quarterly financial statements prior to the filings of its quarterly reports on Form 10‑Q; pre‑approving the independent accountants’ engagement to render audit and/or permissible non‑audit services; and evaluating the qualifications, performance and independence of the independent accountants. The Audit Committee is presently composed of three persons: Messrs. Cooper, Gremp and Stark, each of whom is not an “interested person” as defined in the 1940 Act and is considered independent under applicable NASDAQ rules, with Mr. Stark serving as chairman of the committee. The Board of Directors has determined that Mr. Stark is an “audit committee financial expert” as that term is defined under Item 407 of Regulation S‑K. The Audit Committee may delegate its pre‑approval responsibilities to one or more of its members. The member(s) to whom such responsibility is delegated must report, for informational purposes only, any pre‑approval decisions to the Audit Committee at its next scheduled meeting. Messrs. Cooper, Gremp and Stark were added to the Audit Committee concurrent with their election or appointment to the Board of Directors on February 12, 2009, April 1, 2010 and September 4, 2008, respectively.
The function of the Audit Committee is oversight. Our management is primarily responsible for maintaining appropriate systems for accounting and financial reporting principles and policies and internal controls and procedures that provide for compliance with accounting standards and applicable laws and regulations. The independent accountants are primarily responsible for planning and carrying out a proper audit of our annual financial statements in accordance with generally accepted accounting standards. The independent accountants are accountable to the Board of Directors and the Audit Committee, as representatives of our stockholders. The Board of Directors and the Audit Committee have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace our independent accountants (subject, if applicable, to stockholder ratification).
In fulfilling their responsibilities, it is recognized that members of the Audit Committee are not our full‑time employees or management and are not, and do not represent themselves to be, accountants or auditors by profession. As such, it is not the duty or the responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures, to determine that the financial statements are complete and accurate and are in accordance with generally accepted accounting principles, or to set auditor independence standards. Each member of the Audit Committee shall be entitled to rely on (a) the integrity of those persons within and outside us and management from which it receives information; (b) the accuracy of the financial and other information provided to the Audit Committee absent actual knowledge to the contrary (which shall be promptly reported to the Board of Directors); and (c) statements made by our officers and employees, our investment adviser or other third parties as to any information technology, internal audit and other non‑audit services provided by the independent accountants to us.
The Nominating, Corporate Governance and Compensation Committee. The Nominating, Corporate Governance and Compensation Committee is responsible for selecting qualified nominees to be elected to the Board of Directors by stockholders; selecting qualified nominees to fill any vacancies on the Board of Directors or a committee thereof; developing and recommending to the Board of Directors a set of corporate governance principles applicable to the Company; overseeing the evaluation of the Board of Directors and management; determining or recommending to the Board of Directors for determination the compensation of any executive officers of the Company to the extent the Company pays any executive officers’ compensation; and undertaking such other duties and responsibilities as may from time to time be delegated by the Board of Directors to the Nominating, Corporate Governance and Compensation Committee. Currently, the Company’s executive officers do not receive any direct compensation from the Company. The Nominating, Corporate Governance and Compensation Committee takes into consideration the educational, professional and technical backgrounds and diversity of each nominee when evaluating such nominees to be elected to the Board of Directors. The Nominating, Corporate Governance and Compensation Committee does not have a formal policy with respect to diversity. The Nominating, Corporate Governance and Compensation Committee is presently composed of three persons: Messrs. Cooper, Gremp and Stark, each of whom is not an “interested person” as defined in the 1940 Act and is considered independent under applicable NASDAQ rules, with Mr. Gremp serving as chairman of the committee. Messrs. Cooper, Gremp and Stark were added to the Nominating, Corporate Governance and Compensation Committee concurrent with their election or appointment to the Board of Directors on February 12, 2009, April 1, 2010 and September 4, 2008, respectively.
The Nominating, Corporate Governance and Compensation Committee will consider stockholder recommendations for possible nominees for election as directors when such recommendations are submitted in accordance with the Company’s Bylaws and any applicable law, rule or regulation regarding director nominations. Nominations should be sent to the Corporate Secretary c/o Prospect Capital Corporation, 10 East 40th Street, 42nd Floor, New York, New York 10016. When submitting a nomination to the Company for consideration, a stockholder must provide all information that would be required under applicable Commission rules to be disclosed in connection with election of a director, including the following minimum information for each director nominee: full name, age and address; principal occupation during the past five years; current directorships on publicly held companies and investment companies; number of shares of our common stock owned, if any; and, a written consent of the individual to stand for election if nominated by the Board of Directors and to serve if elected by the stockholders. Criteria considered by the Nominating, Corporate Governance and Compensation Committee in evaluating the qualifications of individuals for election as members of the Board of Directors include compliance with the independence and other applicable requirements of the NASDAQ rules and the 1940 Act and all other applicable laws, rules, regulations and listing standards, the criteria, policies and principles set forth in the Nominating, Corporate Governance and Compensation Committee Charter, and the ability to contribute to the effective management of the Company, taking into account our needs and such factors as the individual’s experience, perspective, skills, expertise and knowledge of the industries in which the Company operates, personal and professional integrity, character, business judgment, time availability in light of other commitments, dedication, and conflicts of interest. The Nominating, Corporate Governance and Compensation Committee also may consider such other factors as it may deem to be in our best interests and those of our stockholders. The Board of Directors also believes it is appropriate for certain key members of our management to participate as members of the Board of Directors.
Corporate Governance
Corporate Governance Guidelines.    Upon the recommendation of the Nominating, Governance and Compensation Committee, the Board of Directors has adopted Corporate Governance Guidelines on behalf of the Company. These Corporate Governance Guidelines address, among other things, the following key corporate governance topics: director responsibilities; the size, composition, and membership criteria of the Board of Directors; composition and responsibilities of directors serving on committees of the Board of Directors; director access to officers, employees, and independent advisors; director orientation and continuing education; director compensation; and an annual performance evaluation of the Board of Directors.
Code of Conduct.    We have adopted a code of conduct which applies to, among others, our senior officers, including our Chief Executive Officer and Chief Financial Officer, as well as all of our employees. Our code of conduct can be accessed via our website at www.prospectstreet.com. We intend to disclose amendments to or waivers from a required provision of the code of conduct on our website.
Code of Ethics.    We, Prospect Capital Management and Prospect Administration have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to each code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements.
Internal Reporting and Whistle Blower Protection Policy.    The Company’s Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters, collectively, Accounting Matters, and the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters. Persons with complaints or concerns regarding Accounting Matters may submit their complaints to our Chief Compliance Officer, or CCO. Persons who are uncomfortable submitting complaints to the CCO, including complaints involving the CCO, may submit complaints directly to our Audit Committee Chairman. Complaints may be submitted on an anonymous basis.
The CCO may be contacted at: Prospect Capital Corporation, Chief Compliance Officer, 10 East 40th Street, 42nd Floor, New York, New York 10016.
The Audit Committee Chairman may be contacted at: Prospect Capital Corporation, Audit Committee Chairman, 10 East 40th Street, 42nd Floor, New York, New York 10016.
Independent Directors
The Board of Directors, in connection with the 1940 Act and the applicable Marketplace Rules of NASDAQ, has considered the independence of members of the Board of Directors who are not employed by Prospect Capital Management and has concluded that Messrs. Cooper, Gremp and Stark are not “interested persons” as defined by the 1940 Act and therefore qualify as independent directors under the standards promulgated by the Marketplace Rules of NASDAQ. In reaching this conclusion, the Board of Directors concluded that Messrs. Cooper, Gremp and Stark had no relationships with Prospect Capital Management or any of its affiliates, other than their positions as directors of the Company and, if applicable, investments in us that are on the same terms as those of other stockholders.
Proxy Voting Policies And Procedures
We have delegated our proxy voting responsibility to Prospect Capital Management. The guidelines are reviewed periodically by Prospect Capital Management and our non-interested directors, and, accordingly, are subject to change. See “Regulation—Proxy Voting Policies and Procedures.”

Compensation of Directors and Officers
The following table sets forth information regarding the compensation received by the directors and executive officers from the Company for the fiscal year ended June 30, 2015. No compensation is paid to the interested directors by the Company.

Name and Position	Aggregate Compensation from the Company	Pension or Retirement Benefits Accrued as Part of the Company’s Expenses(1)	Total Compensation Paid to Director/ Officer
Interested Directors
John F. Barry III(2)	None	None	None
M. Grier Eliasek(2)	None	None	None
Independent Directors
Andrew C. Cooper(3)	$125,000	None	$125,000
William J. Gremp(4)	$125,000	None	$125,000
Eugene S. Stark(5)	$125,000	None	$125,000
Executive Officers
Brian H. Oswald(2)	None	None	None
_______________________________________________________________________________

(1)	We do not have a bonus, profit sharing or retirement plan, and directors do not receive any pension or retirement benefits.

(2)
We have not paid, and we do not intend to pay, any annual cash compensation to our executive officers for their services as executive officers. Messrs. Barry and Eliasek are compensated by Prospect Capital Management from the income Prospect Capital Management receives under the management agreement between Prospect Capital Management and us. Mr. Oswald is compensated from the income Prospect Administration receives under the administration agreement.

(3)	Mr. Cooper joined our Board of Directors on February 12, 2009.

(4)	Mr. Gremp joined our Board of Directors on April 1, 2010.

(5)	Mr. Stark joined our Board of Directors on September 4, 2008.
No compensation was paid to directors who are interested persons of the Company as defined in 1940 Act. In addition, the Company purchases directors’ and officers’ liability insurance on behalf of the directors and officers.
Management Services
Investment Advisory Agreement
We have entered into the Investment Advisory Agreement with Prospect Capital Management under which the Investment Adviser, subject to the overall supervision of our Board of Directors, manages the day-to-day operations of, and provides investment advisory services to, us. Under the terms of the Investment Advisory Agreement, our Investment Adviser: (i) determines the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes, (ii) identifies, evaluates and negotiates the structure of the investments we make (including performing due diligence on our prospective portfolio companies); and (iii) closes and monitors investments we make.
Prospect Capital Management’s services under the Investment Advisory Agreement are not exclusive, and it is free to furnish similar services to other entities so long as its services to us are not impaired. For providing these services the Investment Adviser receives a fee from us, consisting of two components: a base management fee and an incentive fee. The base management fee is calculated at an annual rate of 2% on our gross assets (including amounts borrowed). For services rendered under the Investment Advisory Agreement, the base management fee is payable quarterly in arrears. The base management fee is calculated based on the average value of our gross assets at the end of the two most recently completed calendar quarters and appropriately adjusted for any share issuances or repurchases during the current calendar quarter. Base management fees for any partial month or quarter are appropriately prorated.
The incentive fee has two parts. The first part, the income incentive fee, which is payable quarterly in arrears, will equal 20% of the excess, if any, of our pre-incentive fee net investment income that exceeds a 1.75% quarterly (7% annualized) hurdle rate, subject to a “catch up” provision measured as of the end of each calendar quarter. In the three months ended June 30, 2015, we paid an incentive fee of $22.4 million (see calculation below). For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees and other fees that we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable under the Administration Agreement described below, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment in kind interest and zero coupon securities), accrued income that we have not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets at the end of the immediately preceding calendar quarter, is compared to a “hurdle rate” of 1.75% per quarter (7% annualized).
We expect the incentive fees we pay to increase to the extent we earn greater interest and dividend income through our investments in portfolio companies and, to a lesser extent, realize capital gains upon the sale of warrants or other equity investments in our portfolio companies and to decrease if our interest and dividend income and capital gains decrease. The “catch-up” provision requires us to pay 100% of our pre-incentive fee net investment income with respect to that portion of such income, if any, that exceeds the hurdle rate but is less than 125% of the quarterly hurdle rate in any calendar quarter (8.75% annualized assuming an annualized hurdle rate of 7%). The catch-up provision is meant to provide Prospect Capital Management with 20% of our pre-incentive fee net investment income as if a hurdle rate did not apply when our pre-incentive fee net investment income exceeds 125% of the quarterly hurdle rate in any calendar quarter (8.75% annualized assuming an annualized hurdle rate of 7%). The income incentive fee will be computed and paid on income that may include interest that is accrued but not yet received in cash. If interest income is accrued but never paid, the Board of Directors would decide to write off the accrual in the quarter when the accrual is determined to be uncollectible. The write off would cause a decrease in interest income for the quarter equal to the amount of the prior accrual. The Investment Adviser is not under any obligation to reimburse us for any part of the incentive fee it received that was based on accrued income that we never receive as a result of a default by an entity on the obligation that resulted in the accrual of such income.
The net investment income used to calculate this part of the incentive fee is also included in the amount of the gross assets used to calculate the 2% base management fee. We pay the Investment Adviser an income incentive fee with respect to our pre-incentive fee net investment income in each calendar quarter as follows:

•	no incentive fee in any calendar quarter in which our pre-incentive fee net investment income does not exceed the hurdle rate;

•
100.00% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 125.00% of the quarterly hurdle rate in any calendar quarter (8.75% annualized assuming a 7.00% annualized hurdle rate); and

•
20.00% of the amount of our pre-incentive fee net investment income, if any, that exceeds 125.00% of the quarterly hurdle rate in any calendar quarter (8.75% annualized assuming a 7.00% annualized hurdle rate).

These calculations are appropriately prorated for any period of less than three months and adjusted for any share issuances or repurchases during the current quarter.
The second part of the incentive fee, the capital gains incentive fee, is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date), and equals 20% of our realized capital gains for the calendar year, if any, computed net of all realized capital losses and unrealized capital depreciation at the end of such year. In determining the capital gains incentive fee payable to the Investment Adviser, we calculate the aggregate realized capital gains, aggregate realized capital losses and aggregate unrealized capital depreciation, as applicable, with respect to each investment that has been in our portfolio. For the purpose of this calculation, an “investment” is defined as the total of all rights and claims which may be asserted against a portfolio company arising out of our participation in the debt, equity, and other financial instruments issued by that company. Aggregate realized capital gains, if any, equals the sum of the differences between the aggregate net sales price of each investment and the aggregate cost basis of such investment when sold or otherwise disposed. Aggregate realized capital losses equal the sum of the amounts by which the aggregate net sales price of each investment is less than the aggregate cost basis of such investment when sold or otherwise disposed. Aggregate unrealized capital depreciation equals the sum of the differences, if negative, between the aggregate valuation of each investment and the aggregate cost basis of such investment as of the applicable calendar year-end. At the end of the applicable calendar year, the amount of capital gains that serves as the basis for our calculation of the capital gains incentive fee involves netting aggregate realized capital gains against aggregate realized capital losses on a since-inception basis and then reducing this amount by the aggregate unrealized capital depreciation. If this number is positive, then the capital gains incentive fee payable is equal to 20% of such amount, less the aggregate amount of any capital gains incentive fees paid since inception.
The actual transfer or sale of assets by Prospect to a SPE established by Prospect and consolidated with Prospect is disregarded for purposes of calculating the incentive fee.

The following is a calculation of the most recently paid incentive fee paid in July 2015 (for the quarter ended June 30, 2015) (in thousands):

Prior Quarter Net Asset Value (adjusted for stock offerings during the quarter)	$3,694,588
Quarterly Hurdle Rate	1.75%
Current Quarter Hurdle	$64,655
125% of the Quarterly Hurdle Rate	2.1875%
125% of the Current Quarter Hurdle	$80,819
Current Quarter Pre Incentive Fee Net Investment Income	$111,897
Incentive Fee—“Catch-Up”	$16,164
Incentive Fee—20% in excess of 125% of the Current Quarter Hurdle	$6,216
Total Current Quarter Incentive Fee	$22,379
The total base management fees earned by and paid to Prospect Capital Management during the twelve months ended June 30, 2015, 2014 and 2013 were $134.6 million, $109.0 million and $69.8 million, respectively.
The income incentive fees were $90.7 million, $89.3 million and $81.2 million for the twelve months ended June 30, 2015, 2014 and 2013, respectively. No capital gains incentive fees were earned for the twelve months ended June 30, 2015, 2014 and 2013.
The total investment advisory fees were $225.3 million, $198.3 million and $151.0 million for the twelve months ended June 30, 2015, 2014 and 2013, respectively.
Because of the structure of the incentive fee, it is possible that we may have to pay an incentive fee in a quarter where we incur a loss. For example, if we receive pre-incentive fee net investment income in excess of the hurdle rate for a quarter, we will pay the applicable income incentive fee even if we have incurred negative total return in that quarter due to realized or unrealized losses on our investments.
Examples of Quarterly Incentive Fee Calculation
Example 1: Income Incentive Fee(*):
Alternative 1
Assumptions
Investment income (including interest, dividends, fees, etc.) = 1.25%
Hurdle rate(1) = 1.75%
Base management fee(2) = 0.50%
Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.20%
_______________________________________________________________________________
(*)    The hypothetical amount of pre-incentive fee net investment income shown is based on a percentage of total net assets.

(1)	Represents 7% annualized hurdle rate

(2)	Represents 2% annualized base management fee.

(3)	Excludes organizational and offering expenses.
Pre-incentive fee net investment income (investment income -- (base management fee + other expenses)) = 0.55%
Pre-incentive net investment income does not exceed hurdle rate, therefore there is no income incentive fee.

Alternative 2
Assumptions
Investment income (including interest, dividends, fees, etc.) = 2.70%
Hurdle rate(1) = 1.75%
Base management fee(2) = 0.50%
Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.20%
_______________________________________________________________________________

(1)	Represents 7% annualized hurdle rate

(2)	Represents 2% annualized base management fee.

(3)	Excludes organizational and offering expenses.
Pre-incentive fee net investment income (investment income - (base management fee + other expenses)) = 2%
Pre-incentive net investment income exceeds hurdle rate, therefore there is an income incentive fee payable by us to our Investment Adviser.

Income incentive Fee	= 100% × “Catch Up” + the greater of 0% AND (20% × (pre-incentive fee net investment income - 2.1875)% = (100% × (2% - 1.75%)) + 0% = 100% × 0.25% + 0% = 0.25%) = 0.25%
Alternative 3
Assumptions
Investment income (including interest, dividends, fees, etc.) = 3%
Hurdle rate(1) = 1.75%
Base management fee(2) = 0.50%
Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.20%
_______________________________________________________________________________

(1)	Represents 7% annualized hurdle rate.

(2)	Represents 2% annualized base management fee.

(3)	Excludes organizational and offering expenses.
Pre-incentive fee net investment income (investment income - (base management fee + other expenses)) = 2.30%
Pre-incentive net investment income exceeds hurdle rate, therefore there is an income incentive fee payable by us to our Investment Adviser.

Income incentive Fee	= 100% × “Catch Up” + the greater of 0% AND (20% × (pre-incentive fee net))investment income - 2.1875)%
= (100% × (2.1875% - 1.75%)) + the greater of 0% AND (20% × (2.30% - 2.1875%))
= (100% × 0.4375%) + (20% × 0.1125%)
= 0.4375% + 0.0225%
= 0.46%

Example 2: Capital Gains Incentive Fee:
        Alternative 1
        Assumptions

•	Year 1: $20 million investment made

•	Year 2: Fair market value, or FMV of investment determined to be $22 million

•	Year 3: FMV of investment determined to be $17 million

•	Year 4: Investment sold for $21 million
The impact, if any, on the capital gains portion of the incentive fee would be:

•	Year 1: No impact

•	Year 2: No impact

•	Year 3: Decrease base amount on which the second part of the incentive fee is calculated by $3 million (unrealized capital depreciation)

•	Year 4: Increase base amount on which the second part of the incentive fee is calculated by $4 million ($1 million of realized capital gain and $3 million reversal in unrealized capital depreciation)
        Alternative 2
        Assumptions

•	Year 1: $20 million investment made

•	Year 2: FMV of investment determined to be $17 million

•	Year 3: FMV of investment determined to be $17 million

•	Year 4: FMV of investment determined to be $21 million

•	Year 5: FMV of investment determined to be $18 million

•	Year 6: Investment sold for $15 million
The impact, if any, on the capital gains portion of the incentive fee would be:

•	Year 1: No impact

•	Year 2: Decrease base amount on which the second part of the incentive fee is calculated by $3 million (unrealized capital depreciation)

•	Year 3: No impact

•	Year 4: Increase base amount on which the second part of the incentive fee is calculated by $3 million (reversal in unrealized capital depreciation)

•	Year 5: Decrease base amount on which the second part of the incentive fee is calculated by $2 million (unrealized capital depreciation)

•
Year 6:    Decrease base amount on which the second part of the incentive fee is calculated by $3 million ($5 million of realized capital loss offset by a $2 million reversal in unrealized capital depreciation)

        Alternative 3
        Assumptions

•	Year 1: $20 million investment made in company A, or Investment A, and $20 million investment made in company B, or Investment B

•	Year 2: FMV of Investment A is determined to be $21 million, and Investment B is sold for $18 million

•	Year 3: Investment A is sold for $23 million
The impact, if any, on the capital gains portion of the incentive fee would be:

•	Year 1: No impact

•	Year 2: Decrease base amount on which the second part of the incentive fee is calculated by $2 million (realized capital loss on Investment B)

•	Year 3: Increase base amount on which the second part of the incentive fee is calculated by $3 million (realized capital gain on Investment A)

Alternative 4
Assumptions

•	Year 1: $20 million investment made in company A, or Investment A, and $20 million investment made in company B, or Investment B

•	Year 2: FMV of Investment A is determined to be $21 million, and FMV of Investment B is determined to be $17 million

•	Year 3: FMV of Investment A is determined to be $18 million, and FMV of Investment B is determined to be $18 million

•	Year 4: FMV of Investment A is determined to be $19 million, and FMV of Investment B is determined to be $21 million

•	Year 5: Investment A is sold for $17 million, and Investment B is sold for $23 million
The impact, if any, on the capital gains portion of the incentive fee would be:

•	Year 1: No impact

•	Year 2: Decrease base amount on which the second part of the incentive fee is calculated by $3 million (unrealized capital depreciation on Investment B)

•
Year 3:    Decrease base amount on which the second part of the incentive fee is calculated by $1 million ($2 million in unrealized capital depreciation on Investment A and $1 million recovery in unrealized capital depreciation on Investment B)

•
Year 4:    Increase base amount on which the second part of the incentive fee is calculated by $3 million ($1 million recovery in unrealized capital depreciation on Investment A and $2 million recovery in unrealized capital depreciation on Investment B)

•
Year 5:    Increase base amount on which the second part of the incentive fee is calculated by $1 million ($3 million realized capital gain on Investment B offset by $3 million realized capital loss on Investment A plus a $1 million reversal in unrealized capital depreciation on Investment A from Year 4)

Payment of our expenses
All investment professionals of the Investment Adviser and its staff, when and to the extent engaged in providing investment advisory and management services, and the compensation and routine overhead expenses of such personnel allocable to such services, will be provided and paid for by the Investment Adviser. We bear all other costs and expenses of our operations and transactions, including those relating to: organization and offering; calculation of our net asset value (including the cost and expenses of any independent valuation firms); expenses incurred by Prospect Capital Management payable to third parties, including agents, consultants or other advisers (such as independent valuation firms, accountants and legal counsel), in monitoring our financial and legal affairs and in monitoring our investments and performing due diligence on our prospective portfolio companies; interest payable on debt, if any, and dividends payable on preferred stock, if any, incurred to finance our investments; offerings of our debt, our preferred shares, our common stock and other securities; investment advisory fees; fees payable to third parties, including agents, consultants or other advisors, relating to, or associated with, evaluating and making investments; transfer agent and custodial fees; registration fees; listing fees; taxes; independent directors’ fees and expenses; costs of preparing and filing reports or other documents with the SEC; the costs of any reports, proxy statements or other notices to stockholders, including printing costs; our allocable portion of the fidelity bond, directors and officers/errors and omissions liability insurance, and any other insurance premiums; direct costs and expenses of administration, including auditor and legal costs; and all other expenses incurred by us, by our Investment Adviser or by Prospect Administration in connection with administering our business, such as our allocable portion of overhead under the Administration Agreement, including rent and our allocable portion of the costs of our Chief Compliance Officer and Chief Financial Officer and his staff.
Duration and Termination
The Investment Advisory Agreement was originally approved by our Board of Directors on June 23, 2004 and was recently re-approved by the Board of Directors on May 5, 2015 for an additional one-year term expiring June 22, 2016. Unless terminated earlier as described below, it will remain in effect from year to year thereafter if approved annually by our Board of Directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not interested persons. The Investment Advisory Agreement will automatically terminate in the event of its assignment. The Investment Advisory Agreement may be terminated by either party without penalty upon not more than 60 days’ written notice to the other. See “Risk Factors—Risks Relating to Our Business—We are dependent upon Prospect Capital Management’s key management personnel for our future success.”

Administration Agreement
We have also entered into an administration agreement (the “Administration Agreement”) with Prospect Administration under which Prospect Administration, among other things, provides (or arranges for the provision of) administrative services and facilities for us. For providing these services, we reimburse Prospect Administration for our allocable portion of overhead incurred by Prospect Administration in performing its obligations under the Administration Agreement, including rent and our allocable portion of the costs of our Chief Financial Officer and Chief Compliance Officer and his staff. Under this agreement, Prospect Administration furnishes us with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities. Prospect Administration also performs, or oversees the performance of, our required administrative services, which include, among other things, being responsible for the financial records that we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. In addition, Prospect Administration assists us in determining and publishing our net asset value, overseeing the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others. Under the Administration Agreement, Prospect Administration also provides on our behalf managerial assistance to those portfolio companies to which we are required to provide such assistance (see “Managerial Assistance” below). The Administration Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party. Prospect Administration is a subsidiary of the Investment Adviser.
The Administration Agreement provides that, absent willful misfeasance, bad faith or negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Prospect Administration and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of Prospect Administration’s services under the Administration Agreement or otherwise as administrator for us. Our payments to Prospect Administration are periodically reviewed by our Board of Directors.
The allocation of overhead expense from Prospect Administration was $21.9 million, $14.4 million and $8.7 million for the years ended June 30, 2015, 2014 and 2013, respectively. During the year ended June 30, 2015, Prospect Administration received payments of $6.9 million directly from our portfolio companies for legal, tax and portfolio level accounting services. We were given a credit for these payments as a reduction of the administrative services cost payable by us to Prospect Administration, resulting in net overhead expense of $15.0 million during the year ended June 30, 2015. Had Prospect Administration not received these payments, Prospect Administration’s charges for its administrative services would have increased by these amounts.
Indemnification
The Investment Advisory Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Prospect Capital Management and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of Prospect Capital Management’s services under the Investment Advisory Agreement or otherwise as our investment adviser.
The Administration Agreement provides that, absent willful misfeasance, bad faith or negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Prospect Administration and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of Prospect Administration’s services under the Administration Agreement or otherwise as our administrator.
Board of Directors approval of the Investment Advisory Agreement
On May 5, 2015, our Board of Directors voted unanimously to renew the Investment Advisory Agreement for the 12-month period ending June 22, 2016. In its consideration of the Investment Advisory Agreement, the Board of Directors focused on information it had received relating to, among other things: (a) the nature, quality and extent of the advisory and other services to be provided to us by Prospect Capital Management; (b) comparative data with respect to advisory fees or expense ratios paid by other business development companies with similar investment objectives; (c) our projected operating expenses; (d) the projected profitability of Prospect Capital Management and any existing and potential sources of indirect income to Prospect Capital Management or Prospect Administration from their relationships with us and the profitability of those relationships; (e) information about the services to be performed and the personnel performing such services under the Investment Advisory Agreement; (f) the organizational capability and financial condition of Prospect Capital Management and its affiliates and (g) the possibility of obtaining similar services from other third party service providers or through an internally managed structure. In approving the renewal of the Investment
Advisory Agreement, the Board of Directors, including all of the directors who are not “interested persons,” considered the following:

•
Nature, Quality and Extent of Services.  The Board of Directors considered the nature, extent and quality of the investment selection process employed by Prospect Capital Management. The Board of Directors also considered Prospect Capital Management’s personnel and their prior experience in connection with the types of investments made by us. The Board of Directors concluded that the services to be provided under the Investment Advisory Agreement are generally the same as those of comparable business development companies described in the available market data.

•
Investment Performance.  The Board of Directors reviewed our investment performance as well as comparative data with respect to the investment performance of other externally managed business development companies. The Board of Directors concluded that Prospect Capital Management was delivering results consistent with our investment objective and that our investment performance was satisfactory when compared to comparable business development companies.

•
The reasonableness of the fees paid to Prospect Capital Management.  The Board of Directors considered comparative data based on publicly available information on other business development companies with respect to services rendered and the advisory fees (including the management fees and incentive fees) of other business development companies as well as our projected operating expenses and expense ratio compared to other business development companies. The Board of Directors, on behalf of the Company, also considered the profitability of Prospect Capital Management. Based upon its review, the Board of Directors concluded that the fees to be paid under the Investment Advisory Agreement are reasonable compared to other business development companies.

•
Economies of Scale.  The Board of Directors considered information about the potential of Prospect Capital Management to realize economies of scale in managing our assets, and determined that at this time there were not economies of scale to be realized by Prospect Capital Management.

Based on the information reviewed and the discussions detailed above, the Board of Directors (including all of the directors who are not “interested persons”) concluded that the investment advisory fee rates and terms are fair and reasonable in relation to the services provided and approved the renewal of the Investment Advisory Agreement with Prospect Capital Management as being in the best interests of the Company and its stockholders.
Portfolio Managers
The following individuals function as portfolio managers primarily responsible for the day-to-day management of our portfolio. Our portfolio managers are not responsible for day-to-day management of any other accounts. For a description of their principal occupations for the past five years, see above.

Name	Position	Length of Service with Company (Years)
John F. Barry III	Chairman and Chief Executive Officer	11
M. Grier Eliasek	President and Chief Operating Officer	11
Mr. Eliasek receives no compensation from the Company. Mr. Eliasek receives a salary and bonus from Prospect Capital Management that takes into account his role as a senior officer of the Company and of Prospect Capital Management, his performance and the performance of each of Prospect Capital Management and the Company. Mr. Barry receives no compensation from the Company. Mr. Barry, as the sole member of Prospect Capital Management, receives a salary and/or bonus from Prospect Capital Management and is entitled to equity distributions after all other obligations of Prospect Capital Management are met.
The following table sets forth the dollar range of our common stock beneficially owned by each of the portfolio managers described above as of June 30, 2015.

Name	Aggregate Dollar Range of Common Stock Beneficially Owned by Portfolio Managers
John F. Barry III	Over $100,000
M. Grier Eliasek	Over $100,000

Managerial Assistance
As a BDC, we are obligated under the 1940 Act to make available to certain of our portfolio companies significant managerial assistance. “Making available significant managerial assistance” refers to any arrangement whereby we provide significant guidance and counsel concerning the management, operations, or business objectives and policies of a portfolio company. We are also deemed to be providing managerial assistance to all portfolio companies that we control, either by ourselves or in conjunction with others. The nature and extent of significant managerial assistance provided by us to controlled and non-controlled portfolio companies will vary according to the particular needs of each portfolio company. Examples of such activities include (i) advice on recruiting, hiring, management and termination of employees, officers and directors, succession planning and other human resource matters; (ii) advice on capital raising, capital budgeting, and capital expenditures; (iii) advice on advertising, marketing, and sales; (iv) advice on fulfillment, operations, and execution; (v) advice on managing relationships with unions and other personnel organizations, financing sources, vendors, customers, lessors, lessees, lawyers, accountants, regulators and other important counterparties; (vi) evaluating acquisition and divestiture opportunities, plant expansions and closings, and market expansions; (vii) participating in audit committee, nominating committee, board and management meetings; (viii) consulting with and advising board members and officers of portfolio companies (on overall strategy and other matters); and (ix) providing other organizational, operational, managerial and financial guidance.
Prospect Administration, when performing a managerial assistance agreement executed with each portfolio company to which we provide managerial assistance, arranges for the provision of such managerial assistance on our behalf. When doing so, Prospect Administration utilizes personnel of our Investment Adviser. We, on behalf of Prospect Administration, invoice portfolio companies receiving and paying for managerial assistance, and we remit to Prospect Administration its cost of providing such services, including the charges deemed appropriate by our Investment Adviser for providing such managerial assistance. No income was recognized by Prospect.
During the years ended June 30, 2015, 2014 and 2013, we received payments of $5,126, $6,612 and $4,776, respectively, from our portfolio companies for managerial assistance and subsequently remitted these amounts to Prospect Administration. During the year ended June 30, 2015, we incurred $2,400 of managerial assistance expense related to our consolidated entity First Tower Delaware which was included within allocation from Prospect Administration on our Consolidated Statement of Operations for the year ended June 30, 2015. Of this amount, $600 had not yet been paid by First Tower Delaware to Prospect Administration and was included within due to Prospect Administration on our Consolidated Statement of Assets and Liabilities as of June 30, 2015. See Note 14 for further discussion.
License Agreement
We entered into a license agreement with Prospect Capital Investment Management, LLC, an affiliate of Prospect Capital Management, pursuant to which Prospect Capital Investment Management agreed to grant us a non-exclusive, royalty free license to use the name “Prospect Capital.” Under this agreement, we have a right to use the Prospect Capital name, for so long as Prospect Capital Management or one of its affiliates remains our investment adviser. Other than with respect to this limited license, we have no legal right to the Prospect Capital name. This license agreement will remain in effect for so long as the Investment Advisory Agreement with our Investment Adviser is in effect.
CERTAIN RELATIONSHIPS AND TRANSACTIONS
We have entered into the Investment Advisory Agreement with Prospect Capital Management. Our Chairman of the Board of Directors is the sole member of and controls Prospect Capital Management. Our senior management may in the future also serve as principals of other investment managers affiliated with Prospect Capital Management that may in the future manage investment funds with investment objectives similar to ours. In addition, our executive officers and directors and the principals of Prospect Capital Management may serve as officers, directors or principals of entities that operate in the same or related lines of business as we do or of investment funds managed by affiliates. Accordingly, we may not be given the opportunity to participate in certain investments made by investment funds managed by advisers affiliated with Prospect Capital Management. However, our Investment Adviser and other members of the affiliated present and predecessor companies of Prospect Capital Management intend to allocate investment opportunities in a fair and equitable manner consistent with our investment objectives and strategies so that we are not disadvantaged in relation to any other client. See “Risk Factors—Risks Relating To Our Business—Potential conflicts of interest could impact our investment returns” and “Risk Factors—Risks Relating To Our Securities—Our ability to enter into transactions with our affiliates is restricted.”
In addition, pursuant to the terms of the Administration Agreement, Prospect Administration provides, or arranges to provide, the Company with the office facilities and administrative services necessary to conduct our day-to-day operations. Prospect Capital Management is the sole member of and controls Prospect Administration.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS
As of October 27, 2015, there were no persons that owned 25% or more of our outstanding voting securities, and we believe no person should be deemed to control us, as such term is defined in the 1940 Act.
The following table sets forth, as of October 27, 2015, certain ownership information with respect to our common stock for those persons who directly or indirectly own, control or hold with the power to vote, 5% or more of our outstanding common stock and all officers and directors, as a group. Unless otherwise indicated, we believe that the beneficial owners set forth in the tables below have sole voting and investment power.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Class(1)
5% or more holders
None
Executive officers and directors as a group	355,211,654	1.9%
_______________________________________________________________________________

(1)	Based on a total of 355,211,654 shares of our common stock issued and outstanding as of October 27, 2015.
The following table sets forth the dollar range of our equity securities beneficially owned by each of our directors and officers as of June 30, 2015. We are not part of a “family of investment companies” as that term is defined in the 1940 Act.

Name of Director or Officer	Dollar Range of Equity Securities in the Company(1)
Independent Directors
William J. Gremp	$10,001 - $50,000
Andrew C. Cooper	None
Eugene S. Stark	Over $100,000
Interested Directors
John F. Barry III(2)	Over $100,000
M. Grier Eliasek	Over $100,000
Officer
Brian H. Oswald	Over $100,000
_______________________________________________________________________________

(1)	Dollar ranges are as follows: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000 or over $100,000.

(2)
Represents an indirect beneficial ownership in shares of our common stock that are beneficially owned directly by Prospect Capital Management by reason of Mr. Barry’s position as a control person of Prospect Capital Management.

PORTFOLIO COMPANIES
The following is a listing of our portfolio companies at June 30, 2015. Values are as of June 30, 2015.
The portfolio companies are presented in three categories: “companies more than 25% owned” are portfolio companies in which Prospect directly or indirectly owns more than 25% of the outstanding voting securities of such portfolio company and, therefore, such portfolio company is presumed to be controlled by us under the 1940 Act; “companies owned 5% to 25%” are portfolio companies where Prospect directly or indirectly owns 5% to 25% of the outstanding voting securities of such portfolio company and/or holds one or more seats on the portfolio company’s Board of Directors and, therefore, such portfolio company is deemed to be an affiliated person with us under the 1940 Act; “companies less than 5% owned” are portfolio companies where Prospect directly or indirectly owns less than 5% of the outstanding voting securities of such portfolio company and where it has no other affiliations with such portfolio company. As of June 30, 2015, Prospect owned controlling interests in American Property REIT Corp.; Arctic Energy Services, LLC; CCPI Inc.; CP Energy Services Inc.; Credit Central Loan Company, LLC; Echelon Aviation LLC; Edmentum Ultimate Holdings, LLC; First Tower Finance Company LLC; Freedom Marine Solutions, LLC; Gulf Coast Machine & Supply Company; Harbortouch Payments, LLC; MITY, Inc.; National Property REIT Corp.; Nationwide Loan Company LLC (f/k/a Nationwide Acceptance LLC); NMMB, Inc.; R-V Industries, Inc.; United Property REIT Corp.; Valley Electric Company, Inc.; and Wolf Energy, LLC. We also own an affiliated interest in BNN Holdings Corp. We also own an affiliated interest in BNN Holdings Corp. (f/k/a Biotronic NeuroNetwork). Prospect makes available significant managerial assistance to its portfolio companies. Prospect generally requests and may receive rights to observe the meetings of its portfolio companies’ Boards of Directors.

Portfolio Company	Nature of its Principal Business (Location)	Title and Class of Securities Held	Collateral Held	% of Class Held	Fair Value (Equity)	Fair Value (Debt)
					(in thousands)	(in thousands)
Companies more than 25% owned
American Property REIT Corp.	Real Estate (Various)	Senior Secured Term Loan (6.00% (LIBOR + 4.00% with 2.00% LIBOR floor) plus 5.50% PIK, due 4/1/2019)	First priority lien			78,077
		Common Stock (301,845 shares)		100%	32,098
		Net Operating Income Interest (5% of Net Operating Income)		5%	8,081
Arctic Energy Services, LLC	Oil & Gas Services (Wyoming)	Senior Secured Term Loan (12.00% (LIBOR + 9.00% with 3.00% LIBOR floor), due 5/5/2019)	First priority lien			31,640
		Senior Subordinated Term Loan (14.00% (LIBOR + 11.00% with 3.00% LIBOR floor), due 5/5/2019)	Second priority lien			20,230
		Class A Units (700 units)		70%	8,374
		Class C Units (10 units)		70%	120
CCPI Inc.	Manufacturing (Ohio)	Senior Secured Term Loan A (10.00%, due 12/31/2017)	First priority lien			16,763
		Senior Secured Term Loan B (12.00% plus 7.00% PIK, due 12/31/2017)	First priority lien			8,844
		Common Stock (14,857 shares)		95%	15,745
CP Energy Services Inc.	Oil & Gas Services (Oklahoma)	Senior Secured Term Loan A to CP Well Testing, LLC (7.00% (LIBOR + 5.00% with 2.00% LIBOR floor), due 4/1/2019)	First priority lien			11,035
		Senior Secured Term Loan B to CP Well Testing, LLC (10.00% (LIBOR + 8.00% with 2.00% LIBOR floor) plus 7.50% PIK, due 4/1/2019)	First priority lien			74,493
		Second Lien Term Loan to CP Well Testing, LLC (9.00% (LIBOR + 7.00% with 2.00% LIBOR floor) plus 9.00% PIK, due 4/1/2019)	Second priority lien			5,481
		Common Stock (2,924 shares)		82%
Credit Central Loan Company, LLC	Consumer Finance (South Carolina)	Subordinated Term Loan (10.00% plus 10.00% PIK, due 6/26/2019)(1)	Second priority lien			36,333
		Class A Shares (7,500,000 shares)(1)		75%	14,529
		Net Revenues Interest (25% of Net Revenues)(1)		25%	4,310

Portfolio Company	Nature of its Principal Business (Location)	Title and Class of Securities Held	Collateral Held	% of Class Held	Fair Value (Equity)	Fair Value (Debt)
					(in thousands)	(in thousands)
Echelon Aviation LLC	Aerospace & Defense (New York)	Senior Secured Term Loan (11.75% (LIBOR + 9.75% with 2.00% LIBOR floor) plus 2.25% PIK, due 3/31/2022)	First priority lien			40,808
		Class A Shares (11,335,318 shares)		99%	28,133
Edmentum Ultimate Holdings, LLC	Consumer Services (Minnesota)	Second Lien Revolving Credit Facility to Edmentum, Inc. – $7,834 Commitment (5.00%, due 6/9/2020)	Second priority lien			4,896
		Unsecured Senior PIK Note (8.50% PIK, due 6/9/2020)			5,875
		Unsecured Junior PIK Note (10.00% PIK, due 6/9/2020)			19,868
		Class A Common Units (370,964.14 units)		37%	6,577
First Tower Finance Company LLC	Consumer Finance (Mississippi)	Subordinated Term Loan to First Tower, LLC (10.00% plus 12.00% PIK, due 6/24/2019)(1)	Second priority lien			251,578
		Class A Shares (83,729,323 shares)(1)		80%	114,372
Freedom Marine Solutions, LLC	Oil & Gas Services (Louisiana)	Senior Secured Note to Vessel Company, LLC (18.00%, due 12/12/2016)	First priority lien			3,500
		Senior Secured Note to Vessel Company II, LLC (13.00%, due 11/25/2018)	First priority lien			8,680
		Senior Secured Note to Vessel Company III, LLC (13.00%, due 12/3/2018)	First priority lien			13,790
		Membership Interest (100%)		100%	1,120
Gulf Coast Machine & Supply Company	Manufacturing (Texas)	Senior Secured Term Loan (10.50% (LIBOR + 8.50% with 2.00% LIBOR floor), in non-accrual status effective 1/1/2015, due 10/12/2017)	First priority lien			6,918
		Series A Convertible Preferred Stock (99,900 shares)		100%	—
Harbortouch Payments, LLC	Business Services (Pennsylvania)	Senior Secured Term Loan A (9.00% (LIBOR + 7.00% with 2.00% LIBOR floor), due 9/30/2017)	First priority lien			128,980
		Senior Secured Term Loan B (5.50% (LIBOR + 4.00% with 1.50% LIBOR floor) plus 5.50% PIK, due 3/31/2018)	First priority lien			144,878
		Senior Secured Term Loan C (13.00% (LIBOR + 9.00% with 4.00% LIBOR floor), due 9/29/2018)	First priority lien			22,876
		Class C Shares (535 shares)		54%	80,202
MITY, Inc.	Durable Consumer Products (Utah)	Senior Secured Note A (10.00% (LIBOR + 7.00% with 3.00% LIBOR floor), due 3/19/2019)	First priority lien			18,250
		Senior Secured Note B (10.00% (LIBOR + 7.00% with 3.00% LIBOR floor) plus 10.00% PIK, due 3/19/2019)	First priority lien			16,301
		Subordinated Unsecured Note to Broda Enterprises ULC (10.00%, due on demand)(1)				5,827
		Common Stock (42,053 shares)		95%	10,417
National Property REIT Corp.	(Various)	Senior Secured Term Loan A (6.00% (LIBOR + 4.00% with 2.00% LIBOR floor) plus 5.50% PIK, due 4/1/2019)	First priority lien			202,629
		Senior Secured Term Loan C (6.00% (LIBOR + 4.00% with 2.00% LIBOR floor) plus 7.50% PIK, due 4/1/2019)	First priority lien			44,147
		Senior Secured Term Loan D (14.00% (LIBOR + 12.00% with 2.00% LIBOR floor) plus 4.50% PIK, due 4/1/2019)	First priority lien			67,443
		Senior Secured Term Loan A to ACL Loan Holdings, Inc. (6.00% (LIBOR + 4.00% with 2.00% LIBOR floor) plus 7.50% PIK, due 4/1/2019)	First priority lien			20,413

Portfolio Company	Nature of its Principal Business (Location)	Title and Class of Securities Held	Collateral Held	% of Class Held	Fair Value (Equity)	Fair Value (Debt)
					(in thousands)	(in thousands)
		Senior Secured Term Loan B to ACL Loan Holdings, Inc. (14.00% (LIBOR + 12.00% with 2.00% LIBOR floor) plus 4.50% PIK, due 4/1/2019)	First priority lien			30,582
		Common Stock (643,175 shares)		100%	87,002
		Net Operating Income Interest (5% of Net Operating Income)		5%	19,673
Nationwide Loan Company LLC (f/k/a Nationwide Acceptance LLC)	Consumer Finance (Illinois)	Senior Subordinated Term Loan to Nationwide Acceptance LLC (10.00% plus 10.00% PIK, due 6/18/2019)(1)	Second priority lien			14,820
		Class A Shares (26,974,454.27 shares)(1)		94%	19,730
NMMB, Inc.	Media (New York)	Senior Secured Note (14.00%, due 5/6/2016)	First priority lien			3,714
		Senior Secured Note to Armed Forces Communications, Inc. (14.00%, due 5/6/2016)	First priority lien			7,000
		Series A Preferred Stock (7,200 shares)		52%	1,338
		Series B Preferred Stock (5,669 shares)		41%	—
R-V Industries, Inc.	Manufacturing (Pennsylvania)	Senior Subordinated Note (10.00% (LIBOR + 9.00% with 1.00% LIBOR floor), due 6/12/2018)	Second priority lien			29,237
		Common Stock (545,107 shares)		65%	8,246
		Warrant (to purchase 200,000 shares of Common Stock, expires 6/30/2017)		24%	3,025
United Property REIT Corp.	Real Estate (Various)	Senior Term Loan (6.00% (LIBOR + 4.00% with 2.00% LIBOR floor) plus 5.50% PIK, due 4/1/2019)	First priority lien			62,768
		Common Stock (74,449 shares)		100%	11,216
		Net Operating Income Interest (5% of Net Operating Income)		5%	10,701
Valley Electric Company, Inc.	Construction & Engineering (Washington)	Senior Secured Note to Valley Electric Co. of Mt. Vernon, Inc. (8.00% (LIBOR + 5.00% with 3.00% LIBOR floor) plus 2.50% PIK, due 12/31/2017)	First priority lien			10,340
		Senior Secured Note (10.00% plus 8.50% PIK, due 12/31/2018)	First priority lien			20,157
		Common Stock (50,000 shares)		95%	—
Wolf Energy, LLC	Oil & Gas Production (Kansas)	Senior Secured Promissory Note secured by assets formerly owned by H&M (18.00%, in non-accrual status effective 4/15/2013, due 4/15/2018)	First priority lien			—
		Membership Interest (100%)		100%	—
		Net Profits Interest (8% of Equity Distributions)		8%	22
Companies 5% to 25% owned
BNN Holdings Corp. (f/k/a Biotronic NeuroNetwork)	Healthcare (Michigan)	Senior Term Loan A (6.50% (LIBOR + 5.50% with 1.00% LIBOR floor), due 8/29/2019)	First priority lien			21,182
		Senior Term Loan B (11.50% (LIBOR + 10.50% with 1.00% LIBOR floor), due 8/29/2019)	First priority lien			21,740
		Series A Preferred Stock (9,925.455 shares)		10%	2,569
		Series B Preferred Stock (1,753.636 shares)		1%	454
Companies less than 5% owned
Aderant North America, Inc.	Software & Computer Services (Georgia)	Second Lien Term Loan (10.00% (LIBOR + 8.75% with 1.25% LIBOR floor), due 6/20/2019)	Second priority lien			7,000

Portfolio Company	Nature of its Principal Business (Location)	Title and Class of Securities Held	Collateral Held	% of Class Held	Fair Value (Equity)	Fair Value (Debt)
					(in thousands)	(in thousands)
AFI Shareholder, LLC (f/k/a Aircraft Fasteners International, LLC)	Machinery (California)	Class A Units (32,500 units)		1%	563
Airmall Inc.	Property Management (Pennsylvania)	Escrow Receivable			3,814
Ajax Rolled Ring & Machine, LLC	Manufacturing (South Carolina)	Escrow Receivable			2,170
ALG USA Holdings, LLC	Hotels, Restaurants & Leisure (Pennsylvania)	Second Lien Term Loan (10.25% (LIBOR + 9.00% with 1.25% LIBOR floor), due 2/28/2020)	Second priority lien			11,771
American Gilsonite Company	Hotels, Restaurants & Leisure (Pennsylvania)	Second Lien Term Loan (11.50%, due 9/1/2017)	Second priority lien			14,287
		Membership Interest (99.9999%)		2%	—
Apidos CLO IX	Structured Finance (Cayman Islands)	Subordinated Notes (Residual Interest, current yield 22.56%)(1)			22,325
Apidos CLO XI	Structured Finance (Cayman Islands)	Subordinated Notes (Residual Interest, current yield 15.64%)(1)			32,108
Apidos CLO XII	Structured Finance (Cayman Islands)	Subordinated Notes (Residual Interest, current yield 17.68%)(1)			38,817
Apidos CLO XV	Structured Finance (Cayman Islands)	Subordinated Notes (Residual Interest, current yield 15.07%)(1)			30,911
Arctic Glacier U.S.A., Inc.	Food Products (Minnesota)	Second Lien Term Loan (10.50% (LIBOR + 9.25% with 1.25% LIBOR floor), due 11/10/2019)	Second priority lien			149,180
Ark-La-Tex Wireline Services, LLC	Oil & Gas Services (Louisiana)	Senior Secured Term Loan A (6.50% (LIBOR + 5.50% with 1.00% LIBOR floor), due 4/8/2019)	First priority lien			20,042
		Senior Secured Term Loan B (10.50% (LIBOR + 9.50% with 1.00% LIBOR floor), due 4/8/2019)	First priority lien			21,675
Armor Holding II LLC	Diversified Financial Services (New York)	Second Lien Term Loan (10.25% (LIBOR + 9.00% with 1.25% LIBOR floor), due 12/26/2020)	Second priority lien			6,480
Atlantis Health Care Group (Puerto Rico), Inc.	Healthcare (Puerto Rico)	Revolving Line of Credit – $4,000 Commitment (13.00% (LIBOR + 11.00% with 2.00% LIBOR floor), due 8/21/2016)	First priority lien			2,350
		Senior Term Loan (10.00% (LIBOR + 8.00% with 2.00% LIBOR floor), due 2/21/2018)	First priority lien			35,189
BAART Programs, Inc.	Healthcare (California)	Revolving Line of Credit – $5,000 Commitment (8.75% (LIBOR + 8.25% with 0.50% LIBOR floor), due 6/30/2018)	First priority lien			1,000
		Senior Secured Term Loan A (6.25% (LIBOR + 5.75% with 0.50% LIBOR floor), due 6/30/2020)	First priority lien			21,500
		Senior Secured Term Loan B (11.25% (LIBOR + 10.75% with 0.50% LIBOR floor), due 6/30/2020)	First priority lien			21,500
		Delayed Draw Term Loan – $10,500 Commitment (expires 12/31/2015)	First priority lien			—

Babson CLO Ltd. 2014-III	Structured Finance (Cayman Islands)	Subordinated Notes (Residual Interest, current yield 14.25%)(1)			47,148
Broder Bros., Co.	Textiles, Apparel & Luxury Goods (Pennsylvania)	Senior Secured Notes (10.25% (LIBOR + 9.00% with 1.25% LIBOR floor), due 4/8/2019)	First priority lien			252,200
Brookside Mill CLO Ltd.	Structured Finance (Cayman Islands)	Subordinated Notes (Residual Interest, current yield 19.25%)(1)			24,566

Portfolio Company	Nature of its Principal Business (Location)	Title and Class of Securities Held	Collateral Held	% of Class Held	Fair Value (Equity)	Fair Value (Debt)
					(in thousands)	(in thousands)
Caleel + Hayden, LLC	Personal & Nondurable Consumer Products (Colorado)	Membership Interest		3%	227
Capstone Logistics Acquisition, Inc.	Business Services (Georgia)	Second Lien Term Loan (9.25% (LIBOR + 8.25% with 1.00% LIBOR floor), due 10/7/2022)	Second priority lien			101,891
Cent CLO 17 Limited	Structured Finance (Cayman Islands)	Subordinated Notes (Residual Interest, current yield 14.90%)(1)			20,922
Cent CLO 20 Limited	Structured Finance (Cayman Islands)	Subordinated Notes (Residual Interest, current yield 12.49%)(1)			33,505
Cent CLO 21 Limited	Structured Finance (Cayman Islands	Subordinated Notes (Residual Interest, current yield 13.42%)(1)			41,910
CIFC Funding 2011-I, Ltd.	Structured Finance (Cayman Islands)	Class D Senior Secured Notes (5.28% (LIBOR + 5.00%, due 1/19/2023)(1)	None			18,175
		Class E Subordinated Notes (7.28% (LIBOR + 7.00%, due 1/19/2023)(1)	None			14,223
CIFC Funding 2013-III, Ltd.	Structured Finance (Cayman Islands)	Subordinated Notes (Residual Interest, current yield 14.56%)(1)			35,599
CIFC Funding 2013-IV, Ltd.	Structured Finance (Cayman Islands)	Subordinated Notes (Residual Interest, current yield 14.87%)(1)			38,265
CIFC Funding 2014-IV Investor, Ltd.	Structured Finance (Cayman Islands)	Income Notes (Residual Interest, current yield 13.83%)(1)			36,195
Cinedigm DC Holdings, LLC	Software & Computer Services (New York)	Senior Secured Term Loan (11.00% (LIBOR + 9.00% with 2.00% LIBOR floor) plus 2.50% PIK, due 3/31/2021)	First priority lien			67,449
Coverall North America, Inc.	Commercial Services (Florida)	Senior Secured Term Loan (11.50% (LIBOR + 8.50% with 3.00% LIBOR floor), due 12/17/2017)	First priority lien			49,922
Crosman Corporation	Manufacturing (New York)	Second Lien Term Loan (12.00% (LIBOR + 10.50% with 1.50% LIBOR floor), due 12/30/2019)	Second priority lien			35,973
Diamondback Operating, LP	Oil & Gas Production (Oklahoma)	Net Profits Interest (15% of Equity Distributions)			—
Empire Today, LLC	Durable Consumer Products (Illinois)	Senior Secured Note (11.375%, due 2/1/2017)	First priority lien			13,070
Fleetwash, Inc.	Business Services (New Jersey)	Senior Secured Term Loan B (10.50% (LIBOR + 9.50% with 1.00% LIBOR floor), due 4/30/2019)	First priority lien			24,446
		Delayed Draw Term Loan – $15,000 Commitment (expires 4/30/2019)	First priority lien			—
Focus Brands, Inc.	Consumer Services (Georgia)	Second Lien Term Loan (10.25% (LIBOR + 9.00% with 1.25% LIBOR floor), due 8/21/2018)	Second priority lien			18,000
Galaxy XV CLO, Ltd.	Structured Finance (Cayman Islands)	Subordinated Notes (Residual Interest, current yield 15.65%)(1)			29,739
Galaxy XVI CLO, Ltd.	Structured Finance (Cayman Islands)	Subordinated Notes (Residual Interest, current yield 13.97%)(1)			20,849
Galaxy XVII CLO, Ltd.	Structured Finance (Cayman Islands)	Subordinated Notes (Residual Interest, current yield 13.43%)(1)			33,742
Global Employment Solutions, Inc.	Business Services (Colorado)	Senior Secured Term Loan (10.25% (LIBOR + 9.25% with 1.00% LIBOR floor), due 6/26/2020)	First priority lien			49,567
GTP Operations, LLC	Software & Computer Services (Texas)	Senior Secured Term Loan (10.00% (LIBOR + 5.00% with 5.00% LIBOR floor), due 12/11/2018)	First priority lien			116,411
Halcyon Loan Advisors Funding 2012-1 Ltd.	Structured Finance (Cayman Islands)	Subordinated Notes (Residual Interest, current yield 30.89%)(1)			23,172
Halcyon Loan Advisors Funding 2013-1 Ltd.	Structured Finance (Cayman Islands)	Subordinated Notes (Residual Interest, current yield 21.41%)(1)			39,208

Portfolio Company	Nature of its Principal Business (Location)	Title and Class of Securities Held	Collateral Held	% of Class Held	Fair Value (Equity)	Fair Value (Debt)
					(in thousands)	(in thousands)
Halcyon Loan Advisors Funding 2014-1 Ltd.	Structured Finance (Cayman Islands)	Subordinated Notes (Residual Interest, current yield 17.17%)(1)			22,096
Halcyon Loan Advisors Funding 2014-2 Ltd.	Structured Finance (Cayman Islands)	Subordinated Notes (Residual Interest, current yield 18.73%)(1)			37,555
HarbourView CLO VII, Ltd.	Structured Finance (Cayman Islands)	Subordinated Notes (Residual Interest, current yield 17.84%)(1)			15,197
Harley Marine Services, Inc.	Transportation (Washington)	Second Lien Term Loan (10.50% (LIBOR + 9.25% with 1.25% LIBOR floor), due 12/20/2019)	Second priority lien			8,748
Hollander Sleep Products, LLC	Durable Consumer Products (Florida)	Senior Secured Term Loan (9.00% (LIBOR + 8.00% with 1.00% LIBOR floor), due 10/21/2020)	First priority lien			22,444
ICON Health & Fitness, Inc.	Durable Consumer Products (Utah)	Senior Secured Note (11.875%, due 10/15/2016)	First priority lien			16,100
ICV-CSI Holdings, LLC	Transportation (New York)	Membership Units (1.6 units)		2%	2,400
Instant Web, LLC	Media (Minnesota)	Senior Secured Term Loan A (5.50% (LIBOR + 4.50% with 1.00% LIBOR floor), due 3/28/2019)	First priority lien			146,363
		Senior Secured Term Loan B (12.00% (LIBOR + 11.00% with 1.00% LIBOR floor), due 3/28/2019)	First priority lien			150,100
		Senior Secured Term Loan C (12.75% (LIBOR + 11.75% with 1.00% LIBOR floor), due 3/28/2019)	First priority lien			27,000
		Delayed Draw Term Loan – $16,000 Commitment (expires 5/29/2016)	First priority lien			—
InterDent, Inc.	Healthcare (California)	Senior Secured Term Loan A (6.25% (LIBOR + 5.25% with 1.00% LIBOR floor), due 8/3/2017)	First priority lien			125,350
		Senior Secured Term Loan B (11.25% (LIBOR + 10.25% with 1.00% LIBOR floor), due 8/3/2017)	First priority lien			131,125
JAC Holding Corporation	Transportation (Michigan)	Senior Secured Note (11.50%, due 10/1/2019)	First priority lien			3,000
Jefferson Mill CLO Ltd.	Structured Finance (Cayman Islands)	Subordinated Notes (Residual Interest, current yield 15.65%)(1)			16,928
JHH Holdings, Inc.	Healthcare (Texas)	Second Lien Term Loan (11.25% (LIBOR + 10.00% with 1.25% LIBOR floor) plus 0.50% PIK, due 3/30/2019)	Second priority lien			35,297
LaserShip, Inc.	Transportation (Virginia)	Senior Secured Term Loan A (10.25% (LIBOR + 8.25% with 2.00% LIBOR floor) plus 2.00% default interest, due 3/18/2019)	First priority lien			30,778
		Senior Secured Term Loan B (10.25% (LIBOR + 8.25% with 2.00% LIBOR floor) plus 2.00% default interest, due 3/18/2019)	First priority lien			18,866
		Delayed Draw Term Loan – $6,000 Commitment (expires 12/31/2016)	First priority lien			—
LCM XIV Ltd.	Structured Finance (Cayman Islands)	Income Notes (Residual Interest, current yield 16.70%)(1)			23,163
Madison Park Funding IX, Ltd.	Structured Finance (Cayman Islands)	Subordinated Notes (Residual Interest, current yield 21.64%)(1)			25,804
Matrixx Initiatives, Inc.	Pharmaceuticals (New Jersey)	Senior Secured Term Loan A (7.50% (LIBOR + 6.00% with 1.50% LIBOR floor), due 8/9/2018)	First priority lien			34,026
		Senior Secured Term Loan B (12.50% (LIBOR + 11.00% with 1.50% LIBOR floor), due 8/9/2018)	First priority lien			40,562
Maverick Healthcare Equity, LLC	Healthcare (Arizona)	Preferred Units (1,250,000 units)		1%	2,190
		Class A Common Units (1,250,000 units)		1%	—

Portfolio Company	Nature of its Principal Business (Location)	Title and Class of Securities Held	Collateral Held	% of Class Held	Fair Value (Equity)	Fair Value (Debt)
					(in thousands)	(in thousands)
Mountain View CLO 2013-I Ltd.	Structured Finance (Cayman Islands)	Subordinated Notes (Residual Interest, current yield 18.47%)(1)			40,480
Mountain View CLO IX Ltd.	Structured Finance (Cayman Islands)	Subordinated Notes (Residual Interest, current yield 15.43%)(1)			44,666
Nathan's Famous, Inc.	Food Products (New York)	Senior Secured Notes (10.00%, due 3/15/2020)	First priority lien			3,000
NCP Finance Limited Partnership	Consumer Finance (Ohio)	Subordinated Secured Term Loan (11.00% (LIBOR + 9.75% with 1.25% LIBOR floor), due 9/30/2018)(1)	Second priority lien			16,305
New Century Transportation, Inc.	Transportation (New Jersey)	Senior Subordinated Term Loan (12.00% (LIBOR + 10.00% with 2.00% LIBOR floor) plus 4.00% PIK, in non-accrual status effective 4/1/2014, due 2/3/2018)	Second priority lien			—
Nixon, Inc.	Durable Consumer Products (California)	Senior Secured Term Loan (8.75% plus 2.75% PIK, due 4/16/2018)	First priority lien			13,616
Octagon Investment Partners XV, Ltd.	Structured Finance (Cayman Islands)	Income Notes (Residual Interest, current yield 20.72%)(1)			26,461
Onyx Payments	Diversified Financial Services (Texas)	Revolving Line of Credit – $5,000 Commitment (9.00% (LIBOR + 8.00% with 1.00% LIBOR floor), due 9/10/2015)	First priority lien			2,000
		Senior Secured Term Loan A (6.50% (LIBOR + 5.50% with 1.00% LIBOR floor), due 9/10/2019)	First priority lien			52,050
		Senior Secured Term Loan B (13.50% (LIBOR + 12.50% with 1.00% LIBOR floor), due 9/10/2019)	First priority lien			59,389
Pacific World Corporation	Personal & Nondurable Consumer Products (California)	Revolving Line of Credit – $15,000 Commitment (8.00% (LIBOR + 7.00% with 1.00% LIBOR floor), due 9/26/2020)	First priority lien			6,500
		Senior Secured Term Loan A (6.00% (LIBOR + 5.00% with 1.00% LIBOR floor), due 9/26/2020)	First priority lien			95,400
		Senior Secured Term Loan B (10.00% (LIBOR + 9.00% with 1.00% LIBOR floor), due 9/26/2020)	First priority lien			81,772
Pelican Products, Inc.	Durable Consumer Products (California)	Second Lien Term Loan (9.25% (LIBOR + 8.25% with 1.00% LIBOR floor), due 4/9/2021)	Second priority lien			17,500
PGX Holdings, Inc.	Consumer Services (Utah)	Second Lien Term Loan (10.00% (LIBOR + 9.00% with 1.00% LIBOR floor), due 9/29/2021)	Second priority lien			135,000
Photonis Technologies SAS	Aerospace & Defense (France)	First Lien Term Loan (8.50% (LIBOR + 7.50% with 1.00% LIBOR floor), due 9/18/2019)(1)	First priority lien			9,734
Pinnacle (US) Acquisition Co. Limited	Software & Computer Services (Texas)	Second Lien Term Loan (10.50% (LIBOR + 9.25% with 1.25% LIBOR floor), due 8/3/2020)	Second priority lien			6,612
PlayPower, Inc.	Durable Consumer Products (North Carolina)	Second Lien Term Loan (9.75% (LIBOR + 8.75% with 1.00% LIBOR floor), due 6/23/2022)	Second priority lien			9,850
Prime Security Services Borrower, LLC	Consumer Services (Illinois)	Second Lien Term Loan (9.75% (LIBOR + 8.75% with 1.00% LIBOR floor), due 7/1/2022)	Second priority lien			9,850
PrimeSport, Inc.	Hotels, Restaurants & Leisure (Georgia)	Revolving Line of Credit – $15,000 Commitment (9.50% (LIBOR + 8.50% with 1.00% LIBOR floor), due 7/31/2015)	First priority lien			13,800
		Senior Secured Term Loan A (7.00% (LIBOR + 6.00% with 1.00% LIBOR floor), due 2/11/2021)	First priority lien			54,227
		Senior Secured Term Loan B (12.00% (LIBOR + 11.00% with 1.00% LIBOR floor), due 2/11/2021)	First priority lien			74,500
Prince Mineral Holding Corp.	Metal Services & Minerals (New York)	Senior Secured Term Loan (11.50%, due 12/15/2019)	First priority lien			9,458

Portfolio Company	Nature of its Principal Business (Location)	Title and Class of Securities Held	Collateral Held	% of Class Held	Fair Value (Equity)	Fair Value (Debt)
					(in thousands)	(in thousands)
Rocket Software, Inc.	Software & Computer Services (Massachusetts)	Second Lien Term Loan (10.25% (LIBOR + 8.75% with 1.50% LIBOR floor), due 2/8/2019)	Second priority lien			20,000
Royal Holdings, Inc.	Chemicals (Indiana)	Second Lien Term Loan (8.50% (LIBOR + 7.50% with 1.00% LIBOR floor), due 6/19/2023)	Second priority lien			5,000
Ryan, LLC	Business Services (Texas)	Subordinated Unsecured Notes (12.00% (LIBOR + 9.00% with 3.00% LIBOR floor) plus 3.00% PIK, due 6/30/2018)	None			72,701
Security Alarm Financing Enterprises, L.P.	Consumer Services (California)	Subordinated Unsecured Notes (11.50% (LIBOR + 9.50% with 2.00% LIBOR floor), due 12/19/2020)	None			25,000
SESAC Holdco II LLC	Media (Tennessee)	Second Lien Term Loan (9.00% (LIBOR + 8.00% with 1.00% LIBOR floor), due 4/22/2021)	Second priority lien			9,925
Small Business Whole Loan Portfolio	Online Lending (New York)	40 small business loans purchased from Direct Capital Corporation	None			362
		2,306 small business loans purchased from On Deck Capital, Inc.	None			50,530
Spartan Energy Services, Inc.	Oil & Gas Services (Louisiana)	Senior Secured Term Loan A (7.00% (LIBOR + 6.00% with 1.00% LIBOR floor), due 12/28/2017)	First priority lien			12,973
		Senior Secured Term Loan B (11.00% (LIBOR + 10.00% with 1.00% LIBOR floor), due 12/28/2017)	First priority lien			13,664
Speedy Group Holdings Corp.	Consumer Finance (Canada)	Senior Unsecured Notes (12.00%, due 11/15/2017)(1)	None			15,000
Stauber Performance Ingredients, Inc.	Food Products (California)	Senior Secured Term Loan A (7.50% (LIBOR + 6.50% with 1.00% LIBOR floor), due 11/25/2019)	First priority lien			9,561
		Senior Secured Term Loan B (10.50% (LIBOR + 9.50% with 1.00% LIBOR floor), due 11/25/2019)	First priority lien			9,799
Stryker Energy, LLC	Oil & Gas Production (Ohio)	Overriding Royalty Interests			—
Sudbury Mill CLO Ltd.	Structured Finance (Cayman Islands)	Subordinated Notes (Residual Interest, current yield 15.92%)(1)			24,425
Symphony CLO IX Ltd.	Structured Finance (Cayman Islands)	Preference Shares (Residual Interest, current yield 20.76%)(1)			40,034
Symphony CLO XIV Ltd.	Structured Finance (Cayman Islands)	Subordinated Notes (Residual Interest, current yield 12.24%)(1)			45,641
Symphony CLO XV, Ltd.	Structured Finance (Cayman Islands)	Subordinated Notes (Residual Interest, current yield 11.72%)(1)			46,452
System One Holdings, LLC	Business Services (Pennsylvania)	Senior Secured Term Loan (10.50% (LIBOR + 9.50% with 1.00% LIBOR floor), due 11/17/2020)	First priority lien			68,146
		Delayed Draw Term Loan – $11,500 Commitment (expires 12/31/2015)	First priority lien			—
Targus Group International, Inc.	Durable Consumer Products (California)	First Lien Term Loan (11.75% (PRIME + 8.50%) plus 1.00% PIK and 2.00% default interest, due 5/24/2016)	First priority lien			17,233
TB Corp.	Hotels, Restaurants & Leisure (Texas)	Senior Subordinated Note (12.00% plus 1.50% PIK, due 12/19/2018)	Second priority lien			23,628
Therakos, Inc.	Healthcare (New Jersey)	Second Lien Term Loan (10.75% (LIBOR + 9.50% with 1.25% LIBOR floor), due 6/27/2018)	Second priority lien			13,000
Tolt Solutions, Inc.	Business Services (South Carolina)	Senior Secured Term Loan A (7.00% (LIBOR + 6.00% with 1.00% LIBOR floor), due 3/7/2019)	First priority lien			45,548
		Senior Secured Term Loan B (12.00% (LIBOR + 11.00% with 1.00% LIBOR floor), due 3/7/2019)	First priority lien			46,155
TouchTunes Interactive Networks, Inc.	Media (New York)	Second Lien Term Loan (9.25% (LIBOR + 8.25% with 1.00% LIBOR floor), due 5/29/2022)	Second priority lien			4,925

Portfolio Company	Nature of its Principal Business (Location)	Title and Class of Securities Held	Collateral Held	% of Class Held	Fair Value (Equity)	Fair Value (Debt)
					(in thousands)	(in thousands)
Traeger Pellet Grills LLC	Durable Consumer Products (Oregon)	Senior Secured Term Loan A (6.50% (LIBOR + 4.50% with 2.00% LIBOR floor), due 6/18/2018)	First priority lien			35,644
		Senior Secured Term Loan B (11.50% (LIBOR + 9.50% with 2.00% LIBOR floor), due 6/18/2018)	First priority lien			36,881
Transaction Network Services, Inc.	Telecommunication Services (Virginia)	Second Lien Term Loan (9.00% (LIBOR + 8.00% with 1.00% LIBOR floor), due 8/14/2020)	Second priority lien			4,595
Trinity Services Group, Inc.	Food Products (Florida)	Senior Secured Term Loan A (6.50% (LIBOR + 5.50% with 1.00% LIBOR floor), due 8/13/2019)	First priority lien			9,825
		Senior Secured Term Loan B (11.50% (LIBOR + 10.50% with 1.00% LIBOR floor), due 8/13/2019)	First priority lien			100,000
United Sporting Companies, Inc.	Durable Consumer Products (South Carolina)	Second Lien Term Loan (12.75% (LIBOR + 11.00% with 1.75% LIBOR floor), due 5/16/2018)	Second priority lien			145,618
United States Environmental Services, LLC	Commercial Services (Texas)	Senior Secured Term Loan A (6.50% (LIBOR + 5.50% with 1.00% LIBOR floor) plus 2.00% default interest, due 3/31/2019)	First priority lien			21,551
		Senior Secured Term Loan B (11.50% (LIBOR + 10.50% with 1.00% LIBOR floor) plus 2.00% default interest, due 3/31/2019)	First priority lien			33,406
USG Intermediate, LLC	Durable Consumer Products (Texas)	Revolving Line of Credit – $5,000 Commitment (10.00% (LIBOR + 9.00% with 1.00% LIBOR floor), due 4/15/2016)	First priority lien			—
		Senior Secured Term Loan A (7.50% (LIBOR + 6.50% with 1.00% LIBOR floor), due 4/15/2020)	First priority lien			21,587
		Senior Secured Term Loan B (12.50% (LIBOR + 11.50% with 1.00% LIBOR floor), due 4/15/2020)	First priority lien			21,695
		Equity			—
Venio LLC	Business Services (Pennsylvania)	Second Lien Term Loan (12.00% (LIBOR + 9.50% with 2.50% LIBOR floor), due 2/19/2020)	Second priority lien			16,042
Voya CLO 2012-2, Ltd.	Structured Finance (Cayman Islands)	Income Notes (Residual Interest, current yield 19.32%)(1)			32,391
Voya CLO 2012-3, Ltd.	Structured Finance (Cayman Islands)	Income Notes (Residual Interest, current yield 16.87%)(1)			38,465
Voya CLO 2012-4, Ltd.	Structured Finance (Cayman Islands)	Income Notes (Residual Interest, current yield 19.40%)(1)			34,977
Voya CLO 2014-1, Ltd.	Structured Finance (Cayman Islands)	Subordinated Notes (Residual Interest, current yield 15.25%)(1)			29,170
Washington Mill CLO Ltd.	Structured Finance (Cayman Islands)	Subordinated Notes (Residual Interest, current yield 14.28%)(1)			20,137
Water Pik, Inc.	Personal & Nondurable Consumer Products (Colorado)	Second Lien Term Loan (9.75% (LIBOR + 8.75% with 1.00% LIBOR floor), due 1/8/2021)	Second priority lien			9,147
Wheel Pros, LLC	Business Services (Colorado)	Senior Subordinated Secured Note (11.00% (LIBOR + 7.00% with 4.00% LIBOR floor), due 6/29/2020)	Second priority lien			12,000
		Delayed Draw Term Loan – $3,000 Commitment (expires 12/30/2015)
Wind River Resources Corporation	Oil & Gas Production (Utah)	Senior Secured Note (13.00% (LIBOR + 7.50% with 5.50% LIBOR floor) plus 3.00% default interest on principal and 16.00% default interest on past due interest, in non-accrual status effective 12/1/2008, past due)	First priority lien			—
		Net Profits Interest (5% of Equity Distributions)

Portfolio Company	Nature of its Principal Business (Location)	Title and Class of Securities Held	Collateral Held	% of Class Held	Fair Value (Equity)	Fair Value (Debt)
					(in thousands)	(in thousands)
Dover Saddlery, Inc.	Retail (Massachusetts)	Common Stock (30,974 shares)		1%	260
_______________________________________________________________________________

(1)
Certain investments that the Company has determined are not “qualifying assets” under Section 55(a) of the 1940 Act. Under the 1940 Act, we may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of our total assets. The Company monitors the status of these assets on an ongoing basis

DETERMINATION OF NET ASSET VALUE
The net asset value per share of our outstanding shares of common stock will be determined quarterly by dividing the value of total assets minus liabilities by the total number of shares outstanding.
In calculating the value of our total assets, we will value investments for which market quotations are readily available at such market quotations. Short-term investments which mature in 60 days or less, such as U.S. Treasury bills, are valued at amortized cost, which approximates market value. The amortized cost method involves recording a security at its cost (i.e., principal amount plus any premium and less any discount) on the date of purchase and thereafter amortizing/accreting that difference between the principal amount due at maturity and cost assuming a constant yield to maturity as determined at the time of purchase. Short-term securities which mature in more than 60 days are valued at current market quotations by an independent pricing service or at the mean between the bid and ask prices obtained from at least two brokers or dealers (if available, or otherwise by a principal market maker or a primary market dealer). Investments in money market mutual funds are valued at their net asset value as of the close of business on the day of valuation.
Most of the investments in our portfolio do not have market quotations which are readily available, meaning the investments do not have actively traded markets. Debt and equity securities for which market quotations are not readily available are valued with the assistance of an independent valuation service using a documented valuation policy and a valuation process that is consistently applied under the direction of our Board of Directors. For a discussion of the risks inherent in determining the value of securities for which readily available market values do not exist, see “Risk Factors – Risks Relating to Our Business – Most of our portfolio investments are recorded at fair value as determined in good faith under the direction of our Board of Directors and, as a result, there is uncertainty as to the value of our portfolio investments.”
The factors that may be taken into account in valuing such investments include, as relevant, the portfolio company’s ability to make payments, its estimated earnings and projected discounted cash flows, the nature and realizable value of any collateral, the financial environment in which the portfolio company operates, comparisons to securities of similar publicly traded companies, changes in interest rates for similar debt instruments and other relevant factors. Due to the inherent uncertainty of determining the fair value of investments that do not have readily available market quotations, the fair value of these investments may differ significantly from the values that would have been used had such market quotations existed for such investments, and any such differences could be material.
As part of the fair valuation process, the independent valuation firms engaged by the Board of Directors perform a review of each debt and equity investment requiring fair valuation and provide a range of values for each investment, which, along with management’s valuation recommendations, is reviewed by our Audit Committee. Management and the independent valuation firms may adjust their preliminary evaluations to reflect comments provided by our Audit Committee. The Audit Committee reviews the final valuation reports and management’s valuation recommendations and makes a recommendation to the Board of Directors based on its analysis of the methodologies employed and the various weights that should be accorded to each portion of the valuation as well as factors that the independent valuation firms and management may not have included in their evaluation processes. The Board of Directors then evaluates the Audit Committee recommendations and undertakes a similar analysis to determine the fair value of each investment in the portfolio in good faith.
Determination of fair values involves subjective judgments and estimates not susceptible to substantiation by auditing procedures. Accordingly, under current accounting standards, the notes to our financial statements will refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our financial statements.

SALES OF COMMON STOCK BELOW NET ASSET VALUE
At our 2014 annual meeting of stockholders held on December 5, 2014, our stockholders approved our ability to sell, subject to the condition that the maximum number of shares salable below net asset value pursuant to this authority in any particular offering that could result in such dilution is limited to 25% of our then outstanding common stock immediately prior to each such offering, an unlimited number of shares of our common stock at any level of discount from NAV per share during the twelve-month period following such approval. This authority does not apply to any shares offered pursuant hereto, as none of the shares offered pursuant to this registration statement are offered by us. In order to sell shares pursuant to this authorization, a majority of our directors who have no financial interest in the sale and a majority of our independent directors must (a) find that the sale is in our best interests and in the best interests of our stockholders, and (b) in consultation with any underwriter or underwriters or sales manager or sales managers of the offering, make a good faith determination as of a time either immediately prior to the first solicitation by us or on our behalf of firm commitments to purchase such shares, or immediately prior to the issuance of such shares of common stock, that the price at which such shares are to be sold is not less than a price which closely approximates the market value of such shares, less any distributing commission or discount.
We may make sales of our common stock at prices below our most recently determined NAV per share. Pursuant to the approval of our Board of Directors, we have made such sales in the past and we may continue to do so under this prospectus.
In making a determination that an offering below NAV per share is in our and our stockholders’ best interests, our Board of Directors considers a variety of factors including matters such as:

•	The effect that an offering below NAV per share would have on our stockholders, including the potential dilution they would experience as a result of the offering;

•	The amount per share by which the offering price per share and the net proceeds per share are less than the most recently determined NAV per share;

•	The relationship of recent market prices of par common stock to NAV per share and the potential impact of the offering on the market price per share of our common stock;

•	Whether the estimated offering price would closely approximate the market value of our shares;

•	The potential market impact of being able to raise capital during the current financial market difficulties;

•	The nature of any new investors anticipated to acquire shares of common stock in the offering;

•	The anticipated rate of return on and quality, type and availability of investments; and

•	The leverage available to us.
Our Board of Directors also considers the fact that sales of common stock at a discount will benefit our Investment Advisor as the Investment Advisor will earn additional investment management fees on the proceeds of such offerings, as it would from the offering of any other securities of the Company or from the offering of common stock at premium to NAV per share.
We will not sell shares of common stock under a prospectus supplement to a registration statement (the “current registration statement”) if the cumulative dilution to our NAV per share from offerings under the current registration statement exceeds 15%. This limit would be measured separately for each offering pursuant to the current registration statement by calculating the percentage dilution or accretion to aggregate NAV from that offering and then summing the percentage from each offering. For example, if our most recently determined NAV per share at the time of the first offering is $10.54 and we have 350.0 million shares of common stock outstanding, sale of 70.0 million shares of common stock at net proceeds to us of $5.27 per share (an approximately 50% discount) would produce dilution of 8.33%. If we subsequently determined that our NAV per share increased back to $9.85 on the then 420.0 million shares of common stock outstanding and then made an additional offering, we could, for example, sell approximately an additional 64.7 million shares of common stock at net proceeds to us of $4.93 per share, which would produce dilution of 6.67%, before we would reach the aggregate 15% limit. If we file a new post-effective amendment, the threshold would reset.
Sales by us of our common stock at a discount from NAV per share pose potential risks for our existing stockholders whether or not they participate in the offering, as well as for new investors who participate in the offering.
The following three headings and accompanying tables will explain and provide hypothetical examples on the impact of an offering at a price less than NAV per share on three different set of investors:

•	existing shareholders who do not purchase any shares of common stock in the offering;

•	existing shareholders who purchase a relatively small amount of shares of common stock in the offering or a relatively large amount of shares of common stock in the offering; and

•	new investors who become shareholders by purchasing shares of common stock in the offering.

NAV per share used in the tables below is based on Prospect’s most recently determined NAV per share as of June 30, 2015, as adjusted to give effect to issuances and redemption of Prospect common stock since June 30, 2015. The NAV per share used for purposes of providing information in the table below is thus an estimate and does not necessarily reflect actual NAV per share at the time sales are made. Actual NAV per share may be higher or lower based on potential changes in valuations of Prospect’s portfolio securities, accruals of income, expenses and distributions declared and thus may be higher or lower at the assumed sales prices than shown below.
The tables below provide hypothetical examples of the impact that an offering at a price less than NAV per share may have on the NAV per share of shareholders and investors who do and do not participate in such an offering. However, the tables below do not show and are not intended to show any potential changes in market price that may occur from an offering at a price less than NAV per share and it is not possible to predict any potential market price change that may occur from such an offering.
Impact On Existing Stockholders Who Do Not Participate in the Offering
Our existing stockholders who do not participate in an offering below NAV per share or who do not buy additional shares of common stock in the secondary market at the same or lower price we obtain in the offering (after expenses and commissions) face the greatest potential risks. These stockholders will experience an immediate decrease (often called dilution) in the NAV of the shares of common stock they hold and their NAV per share. These stockholders will also experience a disproportionately greater decrease in their participation in our earnings and assets and their voting power than the increase we will experience in our assets, potential earning power and voting interests due to the offering. These stockholders may also experience a decline in the market price of their shares of common stock, which often reflects to some degree announced or potential increases and decreases in NAV per share. This decrease could be more pronounced as the size of the offering and level of discounts increases.
The following chart illustrates the level of NAV dilution that would be experienced by a nonparticipating stockholder in three different hypothetical offerings of different sizes and levels of discount from NAV per share. It is not possible to predict the level of market price decline that may occur. Actual sales prices and discounts may differ from the presentation below. There is no maximum level of discount from NAV at which we may sell shares pursuant to the stockholder authority.
The examples assume that we have 355.0 million common shares outstanding, $6,774,250,000 in total assets and $3,100,000,000 in total liabilities. The current NAV and NAV per share are thus $3,674,250,000 and $10.35. The table illustrates the dilutive effect on nonparticipating Stockholder A of (1) an offering of 17,750,000 shares (5% of the outstanding shares) at $9.83 per share after offering expenses and commission (a 5% discount from NAV); (2) an offering of 35,500,000 shares (10% of the outstanding shares) at $9.32 per share after offering expenses and commissions (a 10% discount from NAV); (3) an offering of 88,750,000 shares (25% of the outstanding shares) at $7.76 per share after offering expenses and commissions (a 25% discount from NAV); and (4) an offering of 88,750,000 shares (25% of the outstanding shares) at $0.00 per share after offering expenses and commissions (a 100% discount from NAV).

		Example 1 5% Offering at 5% Discount		Example 2 10% Offering at 10% Discount		Example 3 25% Offering at 25% Discount		Example 4 25% Offering at 100% Discount
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public		$10.26		$9.71		$8.09		$—
Net Proceeds per Share to Issuer		$9.83		$9.32		$7.76		$—
Decrease to NAV
Total Shares Outstanding	355,000,000	372,750,000	5.00%	390,500,000	10.00%	443,750,000	25.00%	443,750,000	25.00%
NAV per Share	$10.35	$10.33	(0.24)%	$10.26	(0.91)%	$9.83	(5.00)%	$8.28	(20.00)%
Dilution to Nonparticipating Stockholder
Shares Held by Stockholder A	355,000	355,000	—%	355,000	—%	355,000	—%	355,000	—%
Percentage Held by Stockholder A	0.10%	0.10%	(4.76)%	0.09%	(9.09)%	0.08%	(20.00)%	0.08%	(20.00)%
Total NAV Held by Stockholder A	$3,674,250	$3,665,502	(0.24)%	$3,640,848	(0.91)%	$3,490,538	(5.00)%	$2,939,400	(20.00)%
Total Investment by Stockholder A (Assumed to be $10.54 per Share on Shares Held Prior to Sale)		$3,674,250		$3,674,250		$3,674,250		$3,674,250
Total Dilution to Stockholder A (Total NAV Less Total Investment)		$(8,748)		$(33,402)		$(183,712)		$(734,850)
NAV per Share Held by Stockholder A		$10.33		$10.26		$9.83		$8.28
Investment per Share Held by Stockholder A (Assumed to be $10.54 per Share on Shares Held Prior to Sale)	$10.35	$10.35		$10.35		$10.35		$10.35
Dilution per Share Held by Stockholder A (NAV per Share Less Investment per Share)		$(0.02)		$(0.09)		$(0.52)		$(2.07)
Percentage Dilution to Stockholder A (Dilution per Share Divided by Investment per Share)			(0.24)%		(0.91)%		(5.00)%		(20.00)%
Impact On Existing Stockholders Who Do Participate in the Offering
Our existing stockholders who participate in an offering below NAV per share or who buy additional shares of common stock in the secondary market at the same or lower price as we obtain in the offering (after expenses and commissions) will experience the same types of NAV dilution as the nonparticipating stockholders, albeit at a lower level, to the extent they purchase less than the same percentage of the discounted offering as their interest in our shares of common stock immediately prior to the offering. The level of NAV dilution will decrease as the number of shares of common stock such stockholders purchase increases. Existing stockholders who buy more than such percentage will experience NAV dilution on their existing shares but will, in contrast to existing stockholders who purchase less than their proportionate share of the offering, experience an increase (often called accretion) in average NAV per share over their investment per share and will also experience a disproportionately greater increase in their participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests due to the offering. The level of accretion will increase as the excess number of shares of common stock such stockholder purchases increases. Even a stockholder who over-participates will, however, be subject to the risk that we may make additional discounted offerings in which such stockholder does not participate, in which case such a stockholder will experience NAV dilution as described above in such subsequent offerings. These shareholders may also experience a decline in the market price of their shares of common stock, which often reflects to some degree announced or potential decreases in NAV per share. This decrease could be more pronounced as the size of the offering and level of discounts increases. There is no maximum level of discount from NAV at which we may sell shares pursuant to this authority.
The following chart illustrates the level of dilution and accretion in the offering for a stockholder that acquires shares equal to (1) 50% of its proportionate share of the offering (i.e., 44,375 shares, which is 0.05% of the offering rather than its 0.10% proportionate share) and (2) 150% of such percentage (i.e., 133,125 shares, which is 0.15% of the offering rather than its 0.10% proportionate share). NAV has not been finally determined for any day after June 30, 2015. The table below is shown based upon the adjusted NAV of $10.35 as described above. The following example assumes a sale of 88,750,000 shares at a sales price to the public of $8.09 with a 4% underwriting discount and commissions and $350,000 of expenses ($7.76 per share net).

		50% Participation		150% Participation
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public		$8.09		$8.09
Net Proceeds per Share to Issuer		$7.76		$7.76
Decrease to NAV
Total Shares Outstanding	355,000,000	443,750,000	25.00%	443,750,000	25.00%
NAV per Share	$10.35	$9.83	(5.00)%	$9.83	(5.00)%
Dilution to Nonparticipating Stockholder
Shares Held by Stockholder A	355,000	399,375	12.50%	488,125	37.50%
Percentage Held by Stockholder A	0.10%	0.09%	(10.00)%	0.11%	10.00%
Total NAV Held by Stockholder A	$10.35	$3,926,855	6.88%	$4,799,489	30.63%
Total Investment by Stockholder A (Assumed to be $10.54 per Share on Shares Held Prior to Sale)		$4,033,246		$4,751,237
Total Dilution to Stockholder A (Total NAV Less Total Investment)		$(106,391)		$48,252
NAV per Share Held by Stockholder A		$9.83		$9.83
Investment per Share Held by Stockholder A (Assumed to be $10.54 per Share on Shares Held Prior to Sale)		$10.10		$9.73
Dilution per Share Held by Stockholder A (NAV per Share Less Investment per Share)		$(0.27)		$0.10
Percentage Dilution to Stockholder A (Dilution per Share Divided by Investment per Share)			(2.64)%		1.02%
Impact On New Investors
Investors who are not currently stockholders and who participate in an offering below NAV but whose investment per share is greater than the resulting NAV per share due to selling compensation and expenses paid by the issuer will experience an immediate decrease, albeit small, in the NAV of their shares of common stock and their NAV per share compared to the price they pay for their shares of common stock. Investors who are not currently stockholders and who participate in an offering below NAV per share and whose investment per share is also less than the resulting NAV per share due to selling compensation and expenses paid by the issuer being significantly less than the discount per share will experience an immediate increase in the NAV of their shares of common stock and their NAV per share compared to the price they pay for their shares of common stock. These investors will experience a disproportionately greater participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests. These investors will, however, be subject to the risk that we may make additional discounted offerings in which such new stockholder does not participate, in which case such new stockholder will experience dilution as described above in such subsequent offerings. These investors may also experience a decline in the market price of their shares of common stock, which often reflects to some degree announced or potential increases and decreases in NAV per share. This decrease could be more pronounced as the size of the offering and level of discounts increases. There is no maximum level of discount from NAV at which we may sell shares pursuant to this authority.
The following chart illustrates the level of dilution or accretion for new investors that would be experienced by a new investor in the same hypothetical 5%, 10% and 25% discounted offerings as described in the first chart above. The illustration is for a new investor who purchases the same percentage (0.10%) of the shares of common stock in the offering as Stockholder A in the prior examples held immediately prior to the offering. It is not possible to predict the level of market price decline that may occur. Actual sales prices and discounts may differ from the presentation below. There is no maximum level of discount from NAV at which we may sell shares pursuant to the stockholder authority.

		Example 1 5% Offering at 5% Discount		Example 2 10% Offering at 10% Discount		Example 3 25% Offering at 25% Discount
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public		$10.26		$9.71		$8.09
Net Proceeds per Share to Issuer		$9.83		$9.32		$7.76
Decrease to NAV
Total Shares Outstanding	355,000,000	372,750,000	5.00%	390,500,000	10.00%	443,750,000	25.00%
NAV per Share	$10.35	$10.33	(0.24)%	$10.26	(0.91)%	$9.83	(5.00)%
Dilution to Participating Stockholder
Shares Held by Stockholder A	—	17,750		35,500		88,750
Percentage Held by Stockholder A	—%	—%		0.01%		0.02%
Total NAV Held by Stockholder A	$—	$183,275		$364,085		$872,634
Total investment by Stockholder A		$182,163		$344,826		$717,992
Total Dilution to Stockholder A (Total NAV Less Total investment)		$1,112		$19,259		$154,642
NAV per Share Held by Stockholder A		$10.33		$10.26		$9.83
Investment per Share Held by Stockholder A		$10.26		$9.71		$8.09
Dilution per Share Held by Stockholder A (NAV per Share Less Investment per Share)		$0.07		$0.55		$1.74
Percentage Dilution to Stockholder A (Dilution per Share Divided by Investment per Share)			0.61%		5.59%		21.54%
DIVIDEND REINVESTMENT PLAN
We have adopted a dividend reinvestment plan that provides for reinvestment of our distributions on behalf of our stockholders, unless a stockholder elects to receive cash as provided below. As a result, when our Board of Directors authorizes, and we declare, a cash dividend, then our stockholders who have not “opted out” of our dividend reinvestment plan will have their cash dividends automatically reinvested in additional shares of our common stock, rather than receiving the cash dividends.
No action is required on the part of a registered stockholder to have their cash dividend reinvested in shares of our common stock. A registered stockholder may elect to receive an entire dividend in cash by notifying the plan administrator and our transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than the record date for dividends to stockholders. The plan administrator sets up an account for shares acquired through the plan for each stockholder who has not elected to receive dividends in cash and hold such shares in non-certificated form. Upon request by a stockholder participating in the plan, the plan administrator will, instead of crediting shares to the participant’s account, issue a certificate registered in the participant’s name for the number of whole shares of our common stock and a check for any fractional share. Such request by a stockholder must be received three days prior to the dividend payable date in order for that dividend to be paid in cash. If such request is received less than three days prior to the dividend payable date, then the dividends are reinvested and shares are repurchased for the stockholder’s account; however, future dividends are paid out in cash on all balances. Those stockholders whose shares are held by a broker or other financial intermediary may receive dividends in cash by notifying their broker or other financial intermediary of their election.
We primarily use newly-issued shares to implement the plan, whether our shares are trading at a premium or at a discount to net asset value. However, we reserve the right to purchase shares in the open market in connection with the implementation of the plan. The number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the dividend payable to such stockholder by the market price per share of our common stock at the close of regular trading on the NASDAQ Global Select Market on the last business day before the payment date for such dividend. Market price per share on that date will be the closing price for such shares on the NASDAQ Global Select Market or, if no sale is reported for such day, at the average of their reported bid and asked prices. The number of shares of our common stock to be outstanding after giving effect to payment of the dividend cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated. Stockholders who do not elect to receive dividends in shares of common stock may experience accretion to the net asset value of their shares if our shares are trading at a premium at the time we issue new shares under the plan and dilution if our shares are trading at a discount. The level of accretion or discount would depend on various factors, including the proportion of our stockholders who participate in the plan, the level of premium or discount at which our shares are trading and the amount of the dividend payable to a stockholder.
There are no brokerage charges or other charges to stockholders who participate in the plan. The plan administrator’s fees under the plan are paid by us. If a participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $15 transaction fee plus a $0.10 per share brokerage commissions from the proceeds.
Stockholders who receive dividends in the form of stock are subject to the same U.S. federal, state and local tax consequences as are stockholders who elect to receive their dividends in cash. A stockholder’s basis for determining gain or loss upon the sale of stock received in a dividend from us will be equal to the total dollar amount of the dividend payable to the stockholder. Any stock received in a dividend will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. Stockholder’s account (as defined below).
Participants may terminate their accounts under the plan by notifying the plan administrator via its website at www.amstock.com or by filling out the transaction request form located at the bottom of their statement and sending it to the plan administrator at American Stock Transfer & Trust Company, P.O. Box 922, Wall Street Station, New York, NY 10269-0560 or by calling the plan administrator’s Interactive Voice Response System at (888) 888-0313.
The plan may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to any payable date for the payment of any dividend by us. All correspondence concerning the plan should be directed to the plan administrator by mail at American Stock Transfer & Trust Company, 59 Maiden Lane, New York, NY 10007 or by telephone at (718) 921-8200.
Stockholders who purchased their shares through or hold their shares in the name of a broker or financial institution should consult with a representative of their broker or financial institution with respect to their participation in our dividend reinvestment plan. Such holders of our stock may not be identified as our registered stockholders with the plan administrator and may not automatically have their cash dividend reinvested in shares of our common stock by the administrator.
MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS
The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in our shares. This summary does not purport to be a complete description of the income tax considerations applicable to us or our investors on such an investment. For example, we have not described tax consequences that we assume to be generally known by investors or certain considerations that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts, financial institutions, U.S. Stockholders (as defined below) whose functional currency is not the U.S. dollar, persons who mark-to-market our shares and persons who hold our shares as part of a “straddle,” “hedge” or “conversion” transaction. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. This summary assumes that investors hold our common stock as capital assets (within the meaning of the Code). This discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations thereof, each as of the date of this prospectus and all of which are subject to differing interpretation or change, possibly retroactively, which could affect the continuing validity of this discussion. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to the any of the tax aspects set forth below.
This summary does not discuss the consequences of an investment in shares of our preferred stock, debt securities, subscription rights to purchase our securities, warrants representing rights to purchase our securities or separately tradeable units combining two or more of our securities. The tax consequences of such an investment will be discussed in a relevant prospectus supplement.
A “U.S. Stockholder” is a beneficial owner of shares of our common stock that is for U.S. federal income tax purposes:

•	A citizen or individual resident of the United States;

•
A corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

•	An estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

•
A trust if (1) a U.S. court is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a U.S. person.

A “Non-U.S. Stockholder” is a beneficial owner of shares of our common stock that is not a partnership and is not a U.S. Stockholder.
If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective stockholder that is a partner of a partnership holding shares of our common stock should consult its tax advisor with respect to the purchase, ownership and disposition of shares of our common stock.
Tax matters are very complicated and the tax consequences to an investor of an investment in our shares will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisors regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of U.S. federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.
Election To Be Taxed As A RIC
As a business development company, we have elected and intend to continue to qualify to be treated as a RIC under Subchapter M of the Code. As a RIC, we generally are not subject to corporate-level U.S. federal income taxes on any ordinary income or capital gains that we distribute to our stockholders as dividends. To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, to obtain RIC tax treatment, we must distribute to our stockholders, for each taxable year, at least 90% of our “investment company taxable income,” which is generally our ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses (the “Annual Distribution Requirement”).
Taxation As A RIC
In order to qualify as a RIC for U.S. federal income tax purposes, we must, among other things:

•	qualify to be treated as a business development company or be registered as a management investment company under the 1940 Act at all times during each taxable year;

•
derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock or other securities or currencies or other income derived with respect to our business of investing in such stock, securities or currencies and net income derived from an interest in a “qualified publicly traded partnership” (as defined in the Code) (the 90% Income Test); and

•	diversify our holdings so that at the end of each quarter of the taxable year:

◦
at least 50% of the value of our assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer (which for these purposes includes the equity securities of a “qualified publicly traded partnership”); and

◦
no more than 25% of the value of our assets is invested in the securities, other than U.S. government securities or securities of other RICs, (i) of one issuer, (ii) of two or more issuers that are controlled, as determined under applicable tax rules, by us and that are engaged in the same or similar or related trades or businesses or (iii) of one or more “qualified publicly traded partnerships.”

To the extent that we invest in entities treated as partnerships for U.S. federal income tax purposes (other than a “qualified publicly traded partnership”), we generally must include the items of gross income derived by the partnerships for purposes of the 90% Income Test, and the income that is derived from a partnership (other than a “qualified publicly traded partnership”) will be treated as qualifying income for purposes of the 90% Income Test only to the extent that such income is attributable to items of income of the partnership which would be qualifying income if realized by us directly. In addition, we generally must take into account our proportionate share of the assets held by partnerships (other than a “qualified publicly traded partnership”) in which we are a partner for purposes of the asset diversification tests. If the partnership is a “qualified publicly traded partnership,” the net income derived from such partnership will be qualifying income for purposes of the 90% Income Test, and interests in the partnership will be “securities” for purposes of the diversification tests. We intend to monitor our investments in equity securities of entities that are treated as partnerships for U.S. federal income tax purposes to prevent our disqualification as a RIC.
In order to meet the 90% Income Test, we may establish one or more special purpose corporations to hold assets from which we do not anticipate earning dividend, interest or other qualifying income under the 90% Income Test. Any such special purpose corporation would generally be subject to U.S. federal income tax, and could result in a reduced after-tax yield on the portion of our assets held by such corporation.
Provided that we qualify as a RIC and satisfy the Annual Distribution Requirement, we will not be subject to U.S. federal income tax on the portion of our investment company taxable income and net capital gain (which we define as net long-term capital gains in excess of net short-term capital losses) we timely distribute to stockholders. We will be subject to U.S. federal income tax at the regular corporate rates on any investment company taxable income and net capital gain not distributed (or deemed distributed) to our stockholders.
We will be subject to a 4% non-deductible U.S. federal excise tax on certain undistributed income of RICs unless we distribute in a timely manner an amount at least equal to the sum of (i) 98% of our ordinary income recognized during the calendar year, (ii) 98.2% of our capital gain net income, as defined by the Code, recognized for the one year period ending October 31 in that calendar year and (iii) any income recognized, but not distributed, in preceding years.
We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount, we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. Because any original issue discount accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount.
Gain or loss realized by us from warrants acquired by us as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term, depending on how long we held a particular warrant. As a RIC, we are not allowed to carry forward or carry back a net operating loss for purposes of computing our investment company taxable income in other taxable years.
We have received a private letter ruling from the Internal Revenue Service (the “IRS”) permitting us to pay cash/stock dividends consisting of up to 80% stock for the tax years ending August 31, 2014 and August 31, 2015. We have filed an application for a similar private letter ruling for our taxable years ending August 31, 2016 and August 31, 2017. Any dividends paid in stock will be taxable to the shareholder as if the dividend had been paid in cash and we will receive a dividend paid deduction for such distribution.
Although we do not presently expect to do so, we are authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the diversification tests. If we dispose of assets in order to meet the Annual Distribution Requirement or to avoid the excise tax, we may make such dispositions at times that, from an investment standpoint, are not advantageous.
If we fail to satisfy the Annual Distribution Requirement or otherwise fail to qualify as a RIC in any taxable year, we would be subject to tax on all of our taxable income at regular corporate rates. We would not be able to deduct distributions to stockholders, nor would we be required to make distributions. Distributions would generally be taxable to our individual and other non-corporate taxable stockholders as ordinary dividend income eligible for the reduced maximum rate applicable to “qualified dividend income” to the extent of our current and accumulated earnings and profits, provided certain holding period and other requirements are met. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends-received deduction. To qualify again to be taxed as a RIC in a subsequent year, we would be required to distribute to our stockholders our accumulated earnings and profits attributable to non-RIC years reduced by an interest charge on 50% of such earnings and profits payable by us as an additional tax. In addition, if we failed to qualify as a RIC for a period greater than two taxable years, then, in order to qualify as a RIC in a subsequent year, we would be required to elect to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if we had been liquidated) or, alternatively, be subject to taxation on such built-in gain recognized for a period of ten years.
Certain of our investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain and qualified dividend income into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause us to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions, and (vii) produce income that will not be qualifying income for purposes of the 90% Income Test. We will monitor our transactions and may make certain tax elections in order to mitigate the effect of these provisions.
We may invest in preferred securities or other securities the U.S. federal income tax treatment of which may be unclear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the expected tax treatment, it could affect the timing or character of income recognized, requiring us to purchase or sell securities, or otherwise change our portfolio, in order to comply with the tax rules applicable to RICs under the Code.
Taxation Of U.S. Stockholders
Distributions by us generally are taxable to U.S. Stockholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. Stockholders to the extent of our current and accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. Provided that certain holding period and other requirements are met, such distributions (if reported by us) may qualify (i) for the dividends received deduction available to corporations, but only to the extent that our income consists of dividend income from U.S. corporations and (ii) in the case of individual shareholders, as qualified dividend income eligible to be taxed at long-term capital gain rates to the extent that we receive qualified dividend income (generally, dividend income from taxable domestic corporations and certain qualified foreign corporations). There can be no assurance as to what portion, if any, of our distributions will qualify for favorable treatment as qualified dividend income.
Distributions of our net capital gain (which is generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly reported by us as “capital gain dividends” will be taxable to a U.S. Stockholder as long-term capital gains, regardless of the U.S. Stockholder’s holding period for its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our current and accumulated earnings and profits first will reduce a U.S. Stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. Stockholder.
Although we currently intend to distribute any long-term capital gains at least annually, we may in the future decide to retain some or all of our long-term capital gains, and designate the retained amount as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount, each U.S. Stockholder will be required to include its proportionate share of the deemed distribution in income as if it had been actually distributed to the U.S. Stockholder, and the U.S. Stockholder will be entitled to claim a credit equal to its allocable share of the tax paid thereon by us. The amount of the deemed distribution net of such tax will be added to the U.S. Stockholder’s tax basis for its common stock. Since we expect to pay tax on any retained capital gains at our regular corporate tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual stockholders will be treated as having paid and for which they will receive a credit will exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. Stockholder’s other U.S. federal income tax obligations or may be refunded to the extent it exceeds such U.S. Stockholder’s liability for U.S. federal income tax. A U.S. Stockholder that is not subject to U.S. federal income tax or otherwise required to file a U.S. federal income tax return would be required to file a U.S. federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a “deemed distribution.”
For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. Stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in any such month and actually paid during January of the following year, will be treated as if it had been received by our U.S. Stockholders on December 31 of the year in which the dividend was declared.
If a U.S. Stockholder purchases shares of our common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though it represents a return of its investment.
A U.S. Stockholder generally will recognize taxable gain or loss if such U.S. Stockholder sells or otherwise disposes of its shares of our common stock. Any gain or loss arising from such sale or taxable disposition generally will be treated as long-term capital gain or loss if the U.S. Stockholder has held its shares for more than one year. Otherwise, it would be classified as short-term capital gain or loss. However, any capital loss arising from the sale or taxable disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a taxable disposition of shares of our common stock may be disallowed if other substantially identical shares are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition.

Capital losses are deductible only to the extent of capital gains (subject to an exception for individuals under which a limited amount of capital losses may be offset against ordinary income).
In general, individual U.S. Stockholders currently are subject to a preferential rate on their net capital gain, or the excess of realized net long-term capital gain over realized net short-term capital loss for a taxable year, including long-term capital gain derived from an investment in our shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. Stockholders currently are subject to U.S. federal income tax on net capital gain at ordinary income rates.
Certain U.S. Stockholders who are individuals, estates or trusts and whose income exceeds certain thresholds will be required to pay a 3.8% Medicare tax on all or a portion of their “net investment income,” which includes dividends received from us and capital gains from the sale or other disposition of our stock.
We make available to each of our U.S. Stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. Stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the amount and the U.S. federal tax status of each year’s distributions generally will be reported to the IRS. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. Stockholder’s particular situation.
Payments of dividends, including deemed payments of constructive dividends, or the proceeds of the sale or other taxable disposition of our common stock generally are subject to information reporting unless the U.S. Stockholder is an exempt recipient. Such payments may also be subject to U.S. federal backup withholding at the applicable rate if the recipient of such payment fails to supply a taxpayer identification number and otherwise comply with the rules for establishing an exemption from backup withholding. Backup withholding is not an additional tax, and any amounts withheld under the backup withholding rules generally will be allowed as a refund or credit against the holder’s U.S. federal income tax liability, provided that certain information is provided timely to the IRS.
Taxation Of Non-U.S. Stockholders
Whether an investment in our common stock is appropriate for a Non-U.S. Stockholder will depend upon that person’s particular circumstances. An investment in our common stock by a Non-U.S. Stockholder may have adverse tax consequences. Non-U.S. Stockholders should consult their tax advisers before investing in our common stock.
Distributions of our investment company taxable income to Non-U.S. Stockholders that are not “effectively connected” with a U.S. trade or business conducted by the Non-U.S. Stockholder will generally be subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) to the extent of our current and accumulated earnings and profits.
For our taxable years beginning before January 1, 2015 (and, if extended as has happened in the past, for taxable years covered by such extension), properly reported distributions to Non-U.S. Stockholders are generally exempt from U.S. federal withholding tax where they (i) are paid in respect of our “qualified net interest income” (generally, our U.S.-source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which we are at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of our “qualified short-term capital gains” (generally, the excess of our net short-term capital gain over our long-term capital loss for such taxable year). There can be no assurance as to whether this provision will be extended. In addition, depending on our circumstances, we may report all, some or none of our potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a Non-U.S. Stockholder needs to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN, W-8BEN-E or substitute form). In the case of shares held through an intermediary, the intermediary may withhold even if we report the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. Stockholders should contact their intermediaries with respect to the application of these rules to their accounts. There can be no assurance as to what portion of our distributions will qualify for favorable treatment as qualified net interest income or qualified short-term capital gains.
Actual or deemed distributions of our net capital gain to a Non-U.S. Stockholder, and gains recognized by a Non-U.S. Stockholder upon the sale of our common stock, that are not effectively connected with a U.S. trade or business conducted by the Non-U.S. Stockholder will generally not be subject to U.S. federal withholding tax and generally will not be subject to U.S. federal income tax unless the Non-U.S. Stockholder is a nonresident alien individual and is physically present in the U.S. for 183 or more days during the taxable year and meets certain other requirements.
Distributions of our investment company taxable income and net capital gain (including deemed distributions) to Non-U.S. Stockholders, and gains recognized by Non-U.S. Stockholders upon the sale of our common stock, that are effectively connected with a U.S. trade or business conducted by the Non-U.S. Stockholder will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. In addition, if such Non-U.S. Stockholder is a foreign corporation, it may also be subject to a 30% (or lower applicable treaty rate) branch profits tax on its effectively connected earnings and profits for the taxable year, subject to adjustments, if its investment in our common stock is effectively connected with its conduct of a U.S. trade or business.
If we distribute our net capital gain in the form of deemed rather than actual distributions (which we may do in the future), a Non-U.S. Stockholder will be entitled to a U.S. federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. Stockholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the Non-U.S. Stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return.
In addition, withholding at a rate of 30% is required on dividends in respect of, and after December 31, 2016, withholding at a rate of 30% will be required on gross proceeds from the sale of, shares of our stock held by or through certain foreign financial institutions (including investment funds), unless such institution enters into an agreement with the Secretary of the Treasury to report, on an annual basis, information with respect to interests in, and accounts maintained by, the institution to the extent such interests or accounts are held by certain U.S. persons or by certain non-U.S. entities that are wholly or partially owned by U.S. persons and to withhold on certain payments. Accordingly, the entity through which our shares are held will affect the determination of whether such withholding is required. Similarly, dividends in respect of, and after December 31, 2016, gross proceeds from the sale of, our shares held by an investor that is a non-financial non-U.S. entity that does not qualify under certain exemptions will be subject to withholding at a rate of 30%, unless such entity either (i) certifies that such entity does not have any “substantial United States owners” or (ii) provides certain information regarding the entity’s “substantial United States owners,” which the applicable withholding agent will in turn provide to the Internal Revenue Service. An intergovernmental agreement between the United States and an applicable foreign country, or future Treasury regulations or other guidance, may modify these requirements. We will not pay any additional amounts to stockholders in respect of any amounts withheld. Non-U.S. Stockholders are encouraged to consult their tax advisors regarding the possible implications of the legislation on their investment in our shares.
A Non-U.S. Stockholder generally will be required to comply with certain certification procedures to establish that such holder is not a U.S. person in order to avoid backup withholding with respect to payments of dividends, including deemed payments of constructive dividends, or the proceeds of a disposition of our common stock. In addition, we are required to annually report to the IRS and each Non-U.S. Stockholder the amount of any dividends or constructive dividends treated as paid to such Non-U.S. Stockholder, regardless of whether any tax was actually withheld. Copies of the information returns reporting such dividend or constructive dividend payments and the amount withheld may also be made available to the tax authorities in the country in which a Non-U.S. Stockholder resides under the provisions of an applicable income tax treaty. Backup withholding is not an additional tax, and any amounts withheld under the backup withholding rules generally will be allowed as a refund or credit against a Non-U.S. Stockholder’s U.S. federal income tax liability, if any, provided that certain required information is provided timely to the IRS.
Non-U.S. persons should consult their tax advisors with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in our common stock.
The discussion set forth herein does not constitute tax advice, and potential investors should consult their own tax advisors concerning the tax considerations relevant to their particular situation.

DESCRIPTION OF OUR CAPITAL STOCK
The following description is based on relevant portions of the Maryland General Corporation Law and on our charter and bylaws. This summary is not necessarily complete, and we refer you to the Maryland General Corporation Law and our charter and bylaws for a more detailed description of the provisions summarized below.
Capital Stock
Our authorized capital stock consists of 1,000,000,000 shares of stock, par value $0.001 per share, all of which is initially classified as common stock. Our common stock is traded on the NASDAQ Global Select Market under the symbol “PSEC.” There are no outstanding options or warrants to purchase our stock. No stock has been authorized for issuance under any equity compensation plans. Under Maryland law, our stockholders generally are not personally liable for our debts or obligations.
Under our charter, our Board of Directors is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock, and to authorize the issuance of such shares, without obtaining stockholder approval. Our Board of Directors will only take such actions in accordance with Section 18 as modified by Section 61 of the 1940 Act. The 1940 Act limits business development companies to only one class or series of common stock and only one class of preferred stock. As permitted by the Maryland General Corporation Law, our charter provides that the Board of Directors, without any action by our stockholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue.
The below table sets forth each class of our outstanding securities as of October 27, 2015:

(1) Title of Class	(2) Amount Authorized	(3) Amount Held by the Company or for its Account	(4) Amount Outstanding Exclusive of Amount Shown Under (3)
Common Stock	1,000,000,000	—	355,211,654
Common Stock
All shares of our common stock have equal rights as to earnings, assets, dividends and voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our Board of Directors and declared by us out of funds legally available therefor. Shares of our common stock have no preemptive, conversion or redemption rights and are freely transferable, except where their transfer is restricted by U.S. federal and state securities laws or by contract. In the event of a liquidation, dissolution or winding up of us, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that prior to the issuance of preferred stock holders of a majority of the outstanding shares of common stock will elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director.
Preferred Stock
Our charter authorizes our Board of Directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock. Prior to issuance of shares of each class or series, the Board of Directors is required by Maryland law and by our charter to set the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the Board of Directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any dividend or other distribution (other than in shares of stock) is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock become in arrears by two years or more until all arrears are cured. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to operate other than as an investment company. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions.
Limitation On Liability Of Directors And Officers; Indemnification And Advance Of Expenses
Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.
Our charter authorizes us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to obligate ourselves to indemnify any present or former director or officer or any individual who, while serving as a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. Our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as a director or officer and at our request, serves or has served another corporation, real estate investment trust, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner, manager, member or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in any such capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit us to indemnify and advance expenses to any person who served a predecessor of us in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.
Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.
Our insurance policy does not currently provide coverage for claims, liabilities and expenses that may arise out of activities that a present or former director or officer of us has performed for another entity at our request. There is no assurance that such entities will in fact carry such insurance. However, we note that we do not expect to request our present or former directors or officers to serve another entity as a director, officer, partner or trustee unless we can obtain insurance providing coverage for such persons for any claims, liabilities or expenses that may arise out of their activities while serving in such capacities.
Provisions Of The Maryland General Corporation Law And Our Charter And Bylaws
Anti-takeover Effect
The Maryland General Corporation Law and our charter and bylaws contain provisions that could make it more difficult for a potential acquiror to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our Board of Directors. These provisions could have the effect of depriving stockholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of us. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.
Control Share Acquisitions
The Maryland General Corporation Law under the Control Share Act provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by the affirmative vote of holders of two-thirds of the votes entitled to be cast on the matter. Shares owned by the acquiror, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquiror or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing directors within one of the following ranges of voting power:

•	one-tenth or more but less than one-third,

•	one-third or more but less than a majority, or

•	a majority or more of all voting power.
The requisite stockholder approval must be obtained each time an acquiror crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval or shares acquired directly from the corporation. A control share acquisition means the acquisition of control shares, subject to certain exceptions.
A person who has made or proposes to make a control share acquisition may compel the Board of Directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.
If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may redeem for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to redeem control shares is subject to certain conditions and limitations, including, as provided in our bylaws, compliance with the 1940 Act. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquiror or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquiror becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquiror in the control share acquisition.
The Control Share Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation.
Our bylaws contain a provision exempting from the Control Share Act any and all acquisitions by any person of our shares of stock. There can be no assurance that such provision will not be amended or eliminated at any time in the future. However, we will notify the Division of Investment Management at the SEC prior to amending our bylaws to be subject to the Control Share Act and will make such amendment only if the Board of Directors determines that it would be in our best interests.
Business Combinations
Under Maryland law, “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

•	any person who beneficially owns, directly or indirectly, 10% or more of the voting power of the corporation’s shares; or

•
an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner, directly or indirectly, of 10% or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested stockholder under this statute if the Board of Directors approved in advance the transaction by which the person otherwise would have become an interested stockholder. However, in approving a transaction, the Board of Directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the Board of Directors.
After the five-year prohibition, any such business combination must be recommended by the Board of Directors of the corporation and approved by the affirmative vote of at least:

•	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

•
two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.
The statute provides various exemptions from its provisions, including for business combinations that are exempted by the Board of Directors before the time that the interested stockholder becomes an interested stockholder. Our Board of Directors has adopted a resolution that any business combination between us and any other person is exempted from the provisions of the Business Combination Act, provided that the business combination is first approved by the Board of Directors, including a majority of the directors who are not interested persons as defined in the 1940 Act. This resolution, however, may be altered or repealed in whole or in part at any time. If this resolution is repealed, or the Board of Directors does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.
Conflicts with 1940 Act
Our bylaws provide that, if and to the extent that any provision of the Maryland General Corporation Law, including the Control Share Act (if we amend our bylaws to be subject to such Act) and the Business Combination Act, or any provision of our charter or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.
Classified Board of Directors
Our Board of Directors is divided into three classes of directors serving classified three-year terms. The current terms of the first, second and third classes will expire at the annual meeting of stockholders held in 2014, 2015 and 2016 respectively, and in each case, until their successors are duly elected and qualify. Each year one class of directors will be elected to the Board of Directors by the stockholders to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election and until his or her successor is duly elected and qualifies. A classified board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified Board of Directors will help to ensure the continuity and stability of our management and policies.
Election of Directors
Our charter and bylaws provide that the affirmative vote of the holders of a majority of the outstanding shares of stock entitled to vote in the election of directors will be required to elect a director. Under the charter, our Board of Directors may amend the bylaws to alter the vote required to elect directors.
Number of Directors; Vacancies; Removal
Our charter provides that the number of directors will be set only by the Board of Directors in accordance with our bylaws. Our bylaws provide that a majority of our entire Board of Directors may at any time increase or decrease the number of directors. However, unless our bylaws are amended, the number of directors may never be less than three nor more than eight. Our charter provides that, at such time as we are eligible to make the election provided for under Section 3-802(b) of the Maryland General Corporation Law, we elect to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the Board of Directors. Accordingly, except as may be provided by the Board of Directors in setting the terms of any class or series of preferred stock, any and all vacancies on the Board of Directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

Our charter provides that a director may be removed only for cause, as defined in our charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors.
Action by Stockholders
The Maryland General Corporation Law provides that stockholder action can be taken only at an annual or special meeting of stockholders or (unless the charter provides for stockholder action by less than unanimous written consent, which our charter does not) by unanimous written consent in lieu of a meeting. These provisions, combined with the requirements of our bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.
Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals
Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the Board of Directors and the proposal of business to be considered by stockholders may be made only (1) pursuant to our notice of the meeting, (2) by or at the direction of the Board of Directors or (3) by a stockholder who was a stockholder of record both at the time of provision of notice and at the annual meeting, who is entitled to vote at the meeting and who has complied with the advance notice procedures of the bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board of Directors at a special meeting may be made only (1) by or at the direction of the Board of Directors or (2) provided that the Board of Directors has determined that directors will be elected at the meeting, by a stockholder who was a stockholder of record both at the time of provision of notice and at the special meeting, who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.
The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our Board of Directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our Board of Directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our Board of Directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.
Calling of Special Meetings of Stockholders
Our bylaws provide that special meetings of stockholders may be called by the chairman of the Board, our Board of Directors and certain of our officers. Additionally, our bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the secretary of the corporation upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.
Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws
Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless advised by its board of directors and approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our charter generally provides for approval of charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter.
Our charter also provides that certain charter amendments and any proposal for our conversion, whether by merger or otherwise, from a closed-end company to an open-end company or any proposal for our liquidation or dissolution requires the approval of the stockholders entitled to cast at least 80 percent of the votes entitled to be cast on such matter. However, if such amendment or proposal is approved by at least two-thirds of our continuing directors (in addition to approval by our Board of Directors), such amendment or proposal may be approved by a majority of the votes entitled to be cast on such a matter. The “continuing directors” are defined in our charter as our current directors as well as those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of the continuing directors then on the Board of Directors.

Our charter and bylaws provide that the Board of Directors will have the exclusive power to make, alter, amend or repeal any provision of our bylaws.
No Appraisal Rights
Except with respect to appraisal rights arising in connection with the Control Share Act discussed above, as permitted by the Maryland General Corporation Law, our charter provides that stockholders will not be entitled to exercise appraisal rights.
DESCRIPTION OF OUR PREFERRED STOCK
In addition to shares of common stock, our charter authorizes the issuance of preferred stock. If we offer preferred stock under this prospectus, we will issue an appropriate prospectus supplement. We may issue preferred stock from time to time in one or more series, without stockholder approval. Our Board of Directors is authorized to fix for any series of preferred stock the number of shares of such series and the designation, relative powers, preferences and rights, and the qualifications, limitations or restrictions of such series; except that, such an issuance must adhere to the requirements of the 1940 Act, Maryland law and any other limitations imposed by law.
The 1940 Act requires, among other things, that (1) immediately after issuance and before any distribution is made with respect to common stock, the liquidation preference of the preferred stock, together with all other senior securities, must not exceed an amount equal to 50% of our total assets (taking into account such distribution) and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on the preferred stock are in arrears by two years or more.
For any series of preferred stock that we may issue, our Board of Directors will determine and the prospectus supplement relating to such series will describe:

•	the designation and number of shares of such series;

•
the rate and time at which, and the preferences and conditions under which, any dividends will be paid on shares of such series, the cumulative nature of such dividends and whether such dividends have any participating feature;

•	any provisions relating to convertibility or exchangeability of the shares of such series;

•	the rights and preferences, if any, of holders of shares of such series upon our liquidation, dissolution or winding up of our affairs;

•	the voting powers of the holders of shares of such series;

•	any provisions relating to the redemption of the shares of such series;

•	any limitations on our ability to pay dividends or make distributions on, or acquire or redeem, other securities while shares of such series are outstanding;

•	any conditions or restrictions on our ability to issue additional shares of such series or other securities;

•	if applicable, a discussion of certain U.S. Federal income tax considerations; and

•	any other relative power, preferences and participating, optional or special rights of shares of such series, and the qualifications, limitations or restrictions thereof.
All shares of preferred stock that we may issue will be identical and of equal rank except as to the particular terms thereof that may be fixed by our Board of Directors, and all shares of each series of preferred stock will be identical and of equal rank except as to the dates from which cumulative dividends thereon will be cumulative.
DESCRIPTION OF OUR DEBT SECURITIES
We currently have the Notes outstanding. However, we may issue additional debt securities in one or more series in the future which, if publicly offered, will be under an indenture to be entered into between us and a trustee. The specific terms of each series of debt securities we publicly offer will be described in the particular prospectus supplement relating to that series. The prospectus supplement may or may not modify the general terms found in this prospectus and will be filed with the SEC. For a complete description of the terms of a particular series of debt securities, you should read both this prospectus and the prospectus supplement relating to that particular series. The description below is a summary with respect to future debt securities we may issue and not a summary of the Notes. Please see “Business—General—Notes” for a description of the Notes.
As required by federal law for all bonds and notes of companies that are publicly offered, the debt securities are governed by a document called an “indenture.” On March 9, 2012, we entered into an Agreement of Resignation, Appointment and Acceptance (the “Agreement”) with American Stock Transfer & Trust Company, LLC (the “Retiring Trustee”) and U.S. Bank National Association (the “trustee”). Under the Agreement, we formally accepted the resignation of the Retiring Trustee and appointed the trustee under the Indenture, dated as of February 16, 2012 (the “indenture”), by and between us and the Retiring Trustee, as supplemented by the First Supplemental Indenture, dated as of March 1, 2012, by and between us and the Retiring

Trustee, as further supplemented by the Second Supplemental Indenture, dated as of March 8, 2012, by and between us and the Retiring Trustee, and as further supplemented by the Joinder Supplemental Indenture, dated as of March 8, 2012, by and among us, the Retiring Trustee and the trustee. We accepted the resignation of the Retiring Trustee and appointed the trustee in order to take advantage of a more efficient money market based system of settling issuances of notes issued pursuant to the indenture not available through the Retiring Trustee. The indenture is subject to and governed by the Trust Indenture Act of 1939, as amended. The trustee has two main roles. First, the trustee can enforce your rights against us if we default. There are some limitations on the extent to which the trustee acts on your behalf, described in the second paragraph under “Events of Default—Remedies if an Event of Default Occurs.” Second, the trustee performs certain administrative duties for us.
Because this section is a summary, it does not describe every aspect of the debt securities and the indenture. We urge you to read the indenture because it, and not this description, defines your rights as a holder of debt securities. For example, in this section, we use capitalized words to signify terms that are specifically defined in the indenture. Some of the definitions are repeated in this prospectus, but for the rest you will need to read the indenture. We have filed the form of the indenture with the SEC. See “Available Information” for information on how to obtain a copy of the indenture.
The prospectus supplement, which will accompany this prospectus, will describe the particular series of debt securities being offered by including:

•	the designation or title of the series of debt securities;

•	the total principal amount of the series of debt securities;

•	the percentage of the principal amount at which the series of debt securities will be offered;

•	the date or dates on which principal will be payable;

•	the rate or rates (which may be either fixed or variable) and/or the method of determining such rate or rates of interest, if any;

•	the date or dates from which any interest will accrue, or the method of determining such date or dates, and the date or dates on which any interest will be payable;

•	the terms for redemption, extension or early repayment, if any;

•	the currencies in which the series of debt securities are issued and payable;

•
whether the amount of payments of principal, premium or interest, if any, on a series of debt securities will be determined with reference to an index, formula or other method (which could be based on one or more currencies, commodities, equity indices or other indices) and how these amounts will be determined;

•	the place or places, if any, other than or in addition to The City of New York, of payment, transfer, conversion and/or exchange of the debt securities;

•	the denominations in which the offered debt securities will be issued;

•	the provision for any sinking fund;

•	any restrictive covenants;

•	any events of default;

•	whether the series of debt securities are issuable in certificated form;

•	any provisions for defeasance or covenant defeasance;

•	any special federal income tax implications, including, if applicable, federal income tax considerations relating to original issue discount;

•
whether and under what circumstances we will pay additional amounts in respect of any tax, assessment or governmental charge and, if so, whether we will have the option to redeem the debt securities rather than pay the additional amounts (and the terms of this option);

•	any provisions for convertibility or exchangeability of the debt securities into or for any other securities;

•	whether the debt securities are subject to subordination and the terms of such subordination;

•	the listing, if any, on a securities exchange; and

•	any other terms.
The debt securities may be secured or unsecured obligations. Under the provisions of the 1940 Act, we are permitted, as a BDC, to issue debt only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after each issuance of debt. Unless the prospectus supplement states otherwise, principal (and premium, if any) and interest, if any, will be paid by us in immediately available funds.
General
The indenture provides that any debt securities proposed to be sold under this prospectus and the attached prospectus supplement (“offered debt securities”) and any debt securities issuable upon the exercise of warrants or upon conversion or exchange of other offered securities (“underlying debt securities”), may be issued under the indenture in one or more series.
For purposes of this prospectus, any reference to the payment of principal of or premium or interest, if any, on debt securities will include additional amounts if required by the terms of the debt securities.
The indenture limits the amount of debt securities that may be issued thereunder from time to time. Debt securities issued under the indenture, when a single trustee is acting for all debt securities issued under the indenture, are called the “indenture securities.” The indenture also provides that there may be more than one trustee thereunder, each with respect to one or more different series of indenture securities. See “Resignation of Trustee” below. At a time when two or more trustees are acting under the indenture, each with respect to only certain series, the term “indenture securities” means the one or more series of debt securities with respect to which each respective trustee is acting. In the event that there is more than one trustee under the indenture, the powers and trust obligations of each trustee described in this prospectus will extend only to the one or more series of indenture securities for which it is trustee. If two or more trustees are acting under the indenture, then the indenture securities for which each trustee is acting would be treated as if issued under separate indentures.
The indenture does not contain any provisions that give you protection in the event we issue a large amount of debt.
We refer you to the prospectus supplement for information with respect to any deletions from, modifications of or additions to the Events of Default or our covenants that are described below, including any addition of a covenant or other provision providing event risk or similar protection.
We have the ability to issue indenture securities with terms different from those of indenture securities previously issued and, without the consent of the holders thereof, to reopen a previous issue of a series of indenture securities and issue additional indenture securities of that series unless the reopening was restricted when that series was created.
Conversion and Exchange
If any debt securities are convertible into or exchangeable for other securities, the prospectus supplement will explain the terms and conditions of the conversion or exchange, including the conversion price or exchange ratio (or the calculation method), the conversion or exchange period (or how the period will be determined), if conversion or exchange will be mandatory or at the option of the holder or us, provisions for adjusting the conversion price or the exchange ratio and provisions affecting conversion or exchange in the event of the redemption of the underlying debt securities. These terms may also include provisions under which the number or amount of other securities to be received by the holders of the debt securities upon conversion or exchange would be calculated according to the market price of the other securities as of a time stated in the prospectus supplement.
Issuance of Securities in Registered Form
We may issue the debt securities in registered form, in which case we may issue them either in book-entry form only or in “certificated” form. Debt securities issued in book-entry form will be represented by global securities. We expect that we will usually issue debt securities in book-entry only form represented by global securities.
We also will have the option of issuing debt securities in non-registered form as bearer securities if we issue the securities outside the United States to non-U.S. persons. In that case, the prospectus supplement will set forth the mechanics for holding the bearer securities, including the procedures for receiving payments, for exchanging the bearer securities, including the procedures for receiving payments, for exchanging the bearer securities for registered securities of the same series, and for receiving notices. The prospectus supplement will also describe the requirements with respect to our maintenance of offices or agencies outside the United States and the applicable U.S. federal tax law requirements.
Book-Entry Holders
We will issue registered debt securities in book-entry form only, unless we specify otherwise in the applicable prospectus supplement. This means debt securities will be represented by one or more global securities registered in the name of a depositary that will hold them on behalf of financial institutions that participate in the depositary’s book-entry system. These participating institutions, in turn, hold beneficial interests in the debt securities held by the depositary or its nominee. These institutions may hold these interests on behalf of themselves or customers.
Under the indenture, only the person in whose name a debt security is registered is recognized as the holder of that debt security. Consequently, for debt securities issued in book-entry form, we will recognize only the depositary as the holder of the debt securities and we will make all payments on the debt securities to the depositary. The depositary will then pass along the payments it receives to its participants, which in turn will pass the payments along to their customers who are the beneficial owners. The depositary and its participants do so under agreements they have made with one another or with their customers; they are not obligated to do so under the terms of the debt securities.
As a result, investors will not own debt securities directly. Instead, they will own beneficial interests in a global security, through a bank, broker or other financial institution that participates in the depositary’s book-entry system or holds an interest through a participant. As long as the debt securities are represented by one or more global securities, investors will be indirect holders, and not holders, of the debt securities.
Street Name Holders
In the future, we may issue debt securities in certificated form or terminate a global security. In these cases, investors may choose to hold their debt securities in their own names or in “street name.” Debt securities held in street name are registered in the name of a bank, broker or other financial institution chosen by the investor, and the investor would hold a beneficial interest in those debt securities through the account he or she maintains at that institution.
For debt securities held in street name, we will recognize only the intermediary banks, brokers and other financial institutions in whose names the debt securities are registered as the holders of those debt securities and we will make all payments on those debt securities to them. These institutions will pass along the payments they receive to their customers who are the beneficial owners, but only because they agree to do so in their customer agreements or because they are legally required to do so. Investors who hold debt securities in street name will be indirect holders, and not holders, of the debt securities.
Legal Holders
Our obligations, as well as the obligations of the applicable trustee and those of any third parties employed by us or the applicable trustee, run only to the legal holders of the debt securities. We do not have obligations to investors who hold beneficial interests in global securities, in street name or by any other indirect means. This will be the case whether an investor chooses to be an indirect holder of a debt security or has no choice because we are issuing the debt securities only in book-entry form.
For example, once we make a payment or give a notice to the holder, we have no further responsibility for the payment or notice even if that holder is required, under agreements with depositary participants or customers or by law, to pass it along to the indirect holders but does not do so. Similarly, if we want to obtain the approval of the holders for any purpose (for example, to amend an indenture or to relieve us of the consequences of a default or of our obligation to comply with a particular provision of an indenture), we would seek the approval only from the holders, and not the indirect holders, of the debt securities. Whether and how the holders contact the indirect holders is up to the holders.
When we refer to you, we mean those who invest in the debt securities being offered by this prospectus, whether they are the holders or only indirect holders of those debt securities. When we refer to your debt securities, we mean the debt securities in which you hold a direct or indirect interest.
Special Considerations for Indirect Holders
If you hold debt securities through a bank, broker or other financial institution, either in book-entry form or in street name, we urge you to check with that institution to find out:

•	how it handles securities payments and notices,

•	whether it imposes fees or charges,

•	how it would handle a request for the holders’ consent, if ever required,

•	whether and how you can instruct it to send you debt securities registered in your own name so you can be a holder, if that is permitted in the future for a particular series of debt securities,

•	how it would exercise rights under the debt securities if there were a default or other event triggering the need for holders to act to protect their interests, and

•	if the debt securities are in book-entry form, how the depositary’s rules and procedures will affect these matters.
Global Securities
As noted above, we usually will issue debt securities as registered securities in book-entry form only. A global security represents one or any other number of individual debt securities. Generally, all debt securities represented by the same global securities will have the same terms.
Each debt security issued in book-entry form will be represented by a global security that we deposit with and register in the name of a financial institution or its nominee that we select. The financial institution that we select for this purpose is called the depositary. Unless we specify otherwise in the applicable prospectus supplement, The Depository Trust Company, New York, New York, known as DTC, will be the depositary for all debt securities issued in book-entry form.
A global security may not be transferred to or registered in the name of anyone other than the depositary or its nominee, unless special termination situations arise. We describe those situations below under “Special Situations when a Global Security

Will Be Terminated”. As a result of these arrangements, the depositary, or its nominee, will be the sole registered owner and holder of all debt securities represented by a global security, and investors will be permitted to own only beneficial interests in a global security. Beneficial interests must be held by means of an account with a broker, bank or other financial institution that in turn has an account with the depositary or with another institution that has an account with the depositary. Thus, an investor whose security is represented by a global security will not be a holder of the debt security, but only an indirect holder of a beneficial interest in the global security.
Special Considerations for Global Securities
As an indirect holder, an investor’s rights relating to a global security will be governed by the account rules of the investor’s financial institution and of the depositary, as well as general laws relating to securities transfers. The depositary that holds the global security will be considered the holder of the debt securities represented by the global security.
If debt securities are issued only in the form of a global security, an investor should be aware of the following:
An investor cannot cause the debt securities to be registered in his or her name, and cannot obtain certificates for his or her interest in the debt securities, except in the special situations we describe below.

•
An investor will be an indirect holder and must look to his or her own bank or broker for payments on the debt securities and protection of his or her legal rights relating to the debt securities, as we describe under “Issuance of Securities in Registered Form” above.

•	An investor may not be able to sell interests in the debt securities to some insurance companies and other institutions that are required by law to own their securities in non-book-entry form.

•
An investor may not be able to pledge his or her interest in a global security in circumstances where certificates representing the debt securities must be delivered to the lender or other beneficiary of the pledge in order for the pledge to be effective.

•
The depositary’s policies, which may change from time to time, will govern payments, transfers, exchanges and other matters relating to an investor’s interest in a global security. We and the trustee have no responsibility for any aspect of the depositary’s actions or for its records of ownership interests in a global security. We and the trustee also do not supervise the depositary in any way.

•	If we redeem less than all the debt securities of a particular series being redeemed, DTC’s practice is to determine by lot the amount to be redeemed from each of its participants holding that series.

•
An investor is required to give notice of exercise of any option to elect repayment of its debt securities, through its participant, to the applicable trustee and to deliver the related debt securities by causing its participant to transfer its interest in those debt securities, on DTC’s records, to the applicable trustee.

•
DTC requires that those who purchase and sell interests in a global security deposited in its book-entry system use immediately available funds. Your broker or bank may also require you to use immediately available funds when purchasing or selling interests in a global security.

•
Financial institutions that participate in the depositary’s book-entry system, and through which an investor holds its interest in a global security, may also have their own policies affecting payments, notices and other matters relating to the debt securities. There may be more than one financial intermediary in the chain of ownership for an investor. We do not monitor and are not responsible for the actions of any of those intermediaries.

Special Situations when a Global Security will be Terminated
In a few special situations described below, a global security will be terminated and interests in it will be exchanged for certificates in non-book-entry form (certificated securities). After that exchange, the choice of whether to hold the certificated debt securities directly or in street name will be up to the investor. Investors must consult their own banks or brokers to find out how to have their interests in a global security transferred on termination to their own names, so that they will be holders. We have described the rights of legal holders and street name investors under “Issuance of Securities in Registered Form” above.
The special situations for termination of a global security are as follows:

•
if the depositary notifies us that it is unwilling, unable or no longer qualified to continue as depositary for that global security, and we do not appoint another institution to act as depositary within 60 days,

•	if we notify the trustee that we wish to terminate that global security, or

•	if an event of default has occurred with regard to the debt securities represented by that global security and has not been cured or waived; we discuss defaults later under “Events of Default.”
The prospectus supplement may list situations for terminating a global security that would apply only to the particular series of debt securities covered by the prospectus supplement. If a global security is terminated, only the depositary, and not we or the applicable trustee, is responsible for deciding the names of the institutions in whose names the debt securities represented by the global security will be registered and, therefore, who will be the holders of those debt securities.
Payment and Paying Agents
We will pay interest to the person listed in the applicable trustee’s records as the owner of the debt security at the close of business on a particular day in advance of each due date for interest, even if that person no longer owns the debt security on the interest due date. That day, usually about two weeks in advance of the interest due date, is called the “record date.” Because we will pay all the interest for an interest period to the holders on the record date, holders buying and selling debt securities must work out between themselves the appropriate purchase price. The most common manner is to adjust the sales price of the debt securities to prorate interest fairly between buyer and seller based on their respective ownership periods within the particular interest period. This prorated interest amount is called “accrued interest.”
Payments on Global Securities
We will make payments on a global security in accordance with the applicable policies of the depositary as in effect from time to time. Under those policies, we will make payments directly to the depositary, or its nominee, and not to any indirect holders who own beneficial interests in the global security. An indirect holder’s right to those payments will be governed by the rules and practices of the depositary and its participants, as described under “—Special Considerations for Global Securities.”
Payments on Certificated Securities
We will make payments on a certificated debt security as follows. We will pay interest that is due on an interest payment date by check mailed on the interest payment date to the holder at his or her address shown on the trustee’s records as of the close of business on the regular record date. We will make all payments of principal and premium, if any, by check at the office of the applicable trustee in New York, NY and/or at other offices that may be specified in the prospectus supplement or in a notice to holders against surrender of the debt security.
Alternatively, if the holder asks us to do so, we will pay any amount that becomes due on the debt security by wire transfer of immediately available funds to an account at a bank in New York City, on the due date. To request payment by wire, the holder must give the applicable trustee or other paying agent appropriate transfer instructions at least 15 business days before the requested wire payment is due. In the case of any interest payment due on an interest payment date, the instructions must be given by the person who is the holder on the relevant regular record date. Any wire instructions, once properly given, will remain in effect unless and until new instructions are given in the manner described above.
Payment When Offices Are Closed
If any payment is due on a debt security on a day that is not a business day, we will make the payment on the next day that is a business day. Payments made on the next business day in this situation will be treated under the indenture as if they were made on the original due date, except as otherwise indicated in the attached prospectus supplement. Such payment will not result in a default under any debt security or the indenture, and no interest will accrue on the payment amount from the original due date to the next day that is a business day.
Book-entry and other indirect holders should consult their banks or brokers for information on how they will receive payments on their debt securities.
Events of Default
You will have rights if an Event of Default occurs in respect of the debt securities of your series and is not cured, as described later in this subsection.
The term “Event of Default” in respect of the debt securities of your series means any of the following:

•	We do not pay the principal of, or any premium on, a debt security of the series on its due date.

•	We do not pay interest on a debt security of the series within 30 days of its due date.

•	We do not deposit any sinking fund payment in respect of debt securities of the series on its due date.

•
We remain in breach of a covenant in respect of debt securities of the series for 90 days after we receive a written notice of default stating we are in breach. The notice must be sent by either the trustee or holders of at least 25% of the principal amount of debt securities of the series.

•	We file for bankruptcy or certain other events of bankruptcy, insolvency or reorganization occur.

•	Any other Event of Default in respect of debt securities of the series described in the prospectus supplement occurs.

An Event of Default for a particular series of debt securities does not necessarily constitute an Event of Default for any other series of debt securities issued under the same or any other indenture. The trustee may withhold notice to the holders of debt securities of any default, except in the payment of principal, premium or interest, if it considers the withholding of notice to be in the best interests of the holders.
Remedies if an Event of Default Occurs
If an Event of Default has occurred and has not been cured, the trustee or the holders of at least 25% in principal amount of the debt securities of the affected series may declare the entire principal amount of all the debt securities of that series to be due and immediately payable. This is called a declaration of acceleration of maturity. A declaration of acceleration of maturity may be canceled by the holders of a majority in principal amount of the debt securities of the affected series under certain circumstances.
Except in cases of default, where the trustee has some special duties, the trustee is not required to take any action under the indenture at the request of any holders unless the holders offer the trustee reasonable protection from expenses and liability (called an “indemnity”). (Section 315 of the Trust Indenture Act of 1939) If reasonable indemnity is provided, the holders of a majority in principal amount of the outstanding debt securities of the relevant series may direct the time, method and place of conducting any lawsuit or other formal legal action seeking any remedy available to the trustee. The trustee may refuse to follow those directions in certain circumstances. No delay or omission in exercising any right or remedy will be treated as a waiver of that right, remedy or Event of Default.
Before you are allowed to bypass your trustee and bring your own lawsuit or other formal legal action or take other steps to enforce your rights or protect your interests relating to the debt securities, the following must occur:

•	You must give your trustee written notice that an Event of Default has occurred and remains uncured.

•
The holders of at least 25% in principal amount of all outstanding debt securities of the relevant series must make a written request that the trustee take action because of the default and must offer reasonable indemnity to the trustee against the cost and other liabilities of taking that action.

•	The trustee must not have taken action for 60 days after receipt of the above notice and offer of indemnity.

•	The holders of a majority in principal amount of the debt securities must not have given the trustee a direction inconsistent with the above notice during that 60-day period.
However, you are entitled at any time to bring a lawsuit for the payment of money due on your debt securities on or after the due date.
Holders of a majority in principal amount of the debt securities of the affected series may waive any past defaults other than:

•	the payment of principal, any premium or interest or

•	in respect of a covenant that cannot be modified or amended without the consent of each holder.
Book-entry and other indirect holders should consult their banks or brokers for information on how to give notice or direction to or make a request of the trustee and how to declare or cancel an acceleration of maturity.
Each year, we will furnish to each trustee a written statement of certain of our officers certifying that to their knowledge we are in compliance with the indenture and the debt securities or else specifying any default.
Merger or Consolidation
Under the terms of the indenture, we are generally permitted to consolidate or merge with another entity. We are also permitted to sell all or substantially all of our assets to another entity. However, we may not take any of these actions unless all the following conditions are met:

•	Where we merge out of existence or sell our assets, the resulting entity must agree to be legally responsible for our obligations under the debt securities.

•
The merger or sale of assets must not cause a default on the debt securities and we must not already be in default (unless the merger or sale would cure the default). For purposes of this no-default test, a default would include an Event of Default that has occurred and has not been cured, as described under “Events of Default” above. A default for this purpose would also include any event that would be an Event of Default if the requirements for giving us a notice of default or our default having to exist for a specific period of time were disregarded.

•
Under the indenture, no merger or sale of assets may be made if as a result any of our property or assets or any property or assets of one of our subsidiaries, if any, would become subject to any mortgage, lien or other encumbrance unless either (i) the mortgage, lien or other encumbrance could be created pursuant to the limitation on liens covenant in the indenture (see “Indenture Provisions—Limitation on Liens” below) without equally and ratably securing the indenture securities or (ii) the indenture securities are secured equally and ratably with or prior to the debt secured by the mortgage, lien or other encumbrance.

•	We must deliver certain certificates and documents to the trustee.

•	We must satisfy any other requirements specified in the prospectus supplement relating to a particular series of debt securities.
Modification or Waiver
There are three types of changes we can make to the indenture and the debt securities issued thereunder.
Changes Requiring Your Approval
First, there are changes that we cannot make to your debt securities without your specific approval. The following is a list of those types of changes:

•	change the stated maturity of the principal of, or interest on, a debt security;

•	reduce any amounts due on a debt security;

•	reduce the amount of principal payable upon acceleration of the maturity of a security following a default;

•	adversely affect any right of repayment at the holder’s option;

•	change the place (except as otherwise described in the prospectus or prospectus supplement) or currency of payment on a debt security;

•	impair your right to sue for payment;

•	adversely affect any right to convert or exchange a debt security in accordance with its terms;

•	modify the subordination provisions in the indenture in a manner that is adverse to holders of the debt securities;

•	reduce the percentage of holders of debt securities whose consent is needed to modify or amend the indenture;

•	reduce the percentage of holders of debt securities whose consent is needed to waive compliance with certain provisions of the indenture or to waive certain defaults;

•
modify any other aspect of the provisions of the indenture dealing with supplemental indentures, modification and waiver of past defaults, changes to the quorum or voting requirements or the waiver of certain covenants; and

•	change any obligation we have to pay additional amounts.
Changes Not Requiring Approval
The second type of change does not require any vote by the holders of the debt securities. This type is limited to clarifications and certain other changes that would not adversely affect holders of the outstanding debt securities in any material respect. We also do not need any approval to make any change that affects only debt securities to be issued under the indenture after the change takes effect.
Changes Requiring Majority Approval
Any other change to the indenture and the debt securities would require the following approval:

•	If the change affects only one series of debt securities, it must be approved by the holders of a majority in principal amount of that series.

•
If the change affects more than one series of debt securities issued under the same indenture, it must be approved by the holders of a majority in principal amount of all of the series affected by the change, with all affected series voting together as one class for this purpose.

In each case, the required approval must be given by written consent.
The holders of a majority in principal amount of all of the series of debt securities issued under an indenture, voting together as one class for this purpose, may waive our compliance with some of our covenants in that indenture. However, we cannot obtain a waiver of a payment default or of any of the matters covered by the bullet points included above under “—Changes Requiring Your Approval.”
Further Details Concerning Voting
When taking a vote, we will use the following rules to decide how much principal to attribute to a debt security:

•
For original issue discount securities, we will use the principal amount that would be due and payable on the voting date if the maturity of these debt securities were accelerated to that date because of a default.

•	For debt securities whose principal amount is not known (for example, because it is based on an index), we will use a special rule for that debt security described in the prospectus supplement.

•	For debt securities denominated in one or more foreign currencies, we will use the U.S. dollar equivalent.
Debt securities will not be considered outstanding, and therefore not eligible to vote, if we have deposited or set aside in trust money for their payment or redemption. Debt securities will also not be eligible to vote if they have been fully defeased as described later under “Defeasance—Full Defeasance.”
We will generally be entitled to set any day as a record date for the purpose of determining the holders of outstanding indenture securities that are entitled to vote or take other action under the indenture. If we set a record date for a vote or other action to be taken by holders of one or more series, that vote or action may be taken only by persons who are holders of outstanding indenture securities of those series on the record date and must be taken within eleven months following the record date.
Book-entry and other indirect holders should consult their banks or brokers for information on how approval may be granted or denied if we seek to change the indenture or the debt securities or request a waiver.
Defeasance
The following provisions will be applicable to each series of debt securities unless we state in the applicable prospectus supplement that the provisions of covenant defeasance and full defeasance will not be applicable to that series.
Covenant Defeasance
Under current United States federal tax law, we can make the deposit described below and be released from some of the restrictive covenants in the indenture under which the particular series was issued. This is called “covenant defeasance.” In that event, you would lose the protection of those restrictive covenants but would gain the protection of having money and government securities set aside in trust to repay your debt securities. In order to achieve covenant defeasance, we must do the following:

•
If the debt securities of the particular series are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of such debt securities a combination of money and United States government or United States government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates.

•
We must deliver to the trustee a legal opinion of our counsel confirming that, under current United States federal income tax law, we may make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit and just repaid the debt securities ourselves at maturity.

•
We must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act, as amended, and a legal opinion and officers’ certificate stating that all conditions precedent to covenant defeasance have been complied with.

Full Defeasance
If there is a change in United States federal tax law, as described below, we can legally release ourselves from all payment and other obligations on the debt securities of a particular series (called “full defeasance”) if we put in place the following other arrangements for you to be repaid:

•
If the debt securities of the particular series are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of such debt securities a combination of money and United States government or United States government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates.

•
We must deliver to the trustee a legal opinion confirming that there has been a change in current United States federal tax law or an IRS ruling that allows us to make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit and just repaid the debt securities ourselves at maturity. Under current United States federal tax law, the deposit and our legal release from the debt securities would be treated as though we paid you your share of the cash and notes or bonds at the time the cash and notes or bonds were deposited in trust in exchange for your debt securities and you would recognize gain or loss on the debt securities at the time of the deposit.

•
We must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act, as amended, and a legal opinion and officers’ certificate stating that all conditions precedent to defeasance have been complied with.

Form, Exchange and Transfer of Certificated Registered Securities
If registered debt securities cease to be issued in book-entry form, they will be issued:

•	only in fully registered certificated form,

•	without interest coupons, and

•	unless we indicate otherwise in the prospectus supplement, in denominations of $1,000 and amounts that are multiples of $1,000.
Holders may exchange their certificated securities for debt securities of smaller denominations or combined into fewer debt securities of larger denominations, as long as the total principal amount is not changed.
Holders may exchange or transfer their certificated securities at the office of their trustee. We have appointed the trustee to act as our agent for registering debt securities in the names of holders transferring debt securities. We may appoint another entity to perform these functions or perform them ourselves.
Holders will not be required to pay a service charge to transfer or exchange their certificated securities, but they may be required to pay any tax or other governmental charge associated with the transfer or exchange. The transfer or exchange will be made only if our transfer agent is satisfied with the holder’s proof of legal ownership.
If we have designated additional transfer agents for your debt security, they will be named in your prospectus supplement. We may appoint additional transfer agents or cancel the appointment of any particular transfer agent. We may also approve a change in the office through which any transfer agent acts.
If any certificated securities of a particular series are redeemable and we redeem less than all the debt securities of that series, we may block the transfer or exchange of those debt securities during the period beginning 15 days before the day we mail the notice of redemption and ending on the day of that mailing, in order to freeze the list of holders to prepare the mailing. We may also refuse to register transfers or exchanges of any certificated securities selected for redemption, except that we will continue to permit transfers and exchanges of the unredeemed portion of any debt security that will be partially redeemed.
If a registered debt security is issued in book-entry form, only the depositary will be entitled to transfer and exchange the debt security as described in this subsection, since it will be the sole holder of the debt security.
Resignation of Trustee
Each trustee may resign or be removed with respect to one or more series of indenture securities provided that a successor trustee is appointed to act with respect to these series. In the event that two or more persons are acting as trustee with respect to different series of indenture securities under the indenture, each of the trustees will be a trustee of a trust separate and apart from the trust administered by any other trustee.
Indenture Provisions—Subordination
Upon any distribution of our assets upon our dissolution, winding up, liquidation or reorganization, the payment of the principal of (and premium, if any) and interest, if any, on any indenture securities denominated as subordinated debt securities is to be subordinated to the extent provided in the indenture in right of payment to the prior payment in full of all Senior Indebtedness (as defined below), but our obligation to you to make payment of the principal of (and premium, if any) and interest, if any, on such subordinated debt securities will not otherwise be affected. In addition, no payment on account of principal (or premium, if any), sinking fund or interest, if any, may be made on such subordinated debt securities at any time unless full payment of all amounts due in respect of the principal (and premium, if any), sinking fund and interest on Senior Indebtedness has been made or duly provided for in money or money’s worth.
In the event that, notwithstanding the foregoing, any payment or distribution of our assets by us is received by the trustee in respect of subordinated debt securities or by the holders of any of such subordinated debt securities before all Senior Indebtedness is paid in full, the payment or distribution must be paid over, upon written notice to the Trustee, to the holders of the Senior Indebtedness or on their behalf for application to the payment of all the Senior Indebtedness remaining unpaid until all the Senior Indebtedness has been paid in full, after giving effect to any concurrent payment or distribution to the holders of the Senior Indebtedness. Subject to the payment in full of all Senior Indebtedness upon this distribution by us, the holders of such subordinated debt securities will be subrogated to the rights of the holders of the Senior Indebtedness to the extent of payments made to the holders of the Senior Indebtedness out of the distributive share of such subordinated debt securities.
By reason of this subordination, in the event of a distribution of our assets upon our insolvency, certain of our senior creditors may recover more, ratably, than holders of any subordinated debt securities. The indenture provides that these subordination provisions will not apply to money and securities held in trust under the defeasance provisions of the indenture.

Senior Indebtedness is defined in the indenture as the principal of (and premium, if any) and unpaid interest on:

•
our indebtedness (including indebtedness of others guaranteed by us), whenever created, incurred, assumed or guaranteed, for money borrowed (other than indenture securities issued under the indenture and denominated as subordinated debt securities), unless in the instrument creating or evidencing the same or under which the same is outstanding it is provided that this indebtedness is not senior or prior in right of payment to the subordinated debt securities, and

•	renewals, extensions, modifications and refinancings of any of this indebtedness.
If this prospectus is being delivered in connection with the offering of a series of indenture securities denominated as subordinated debt securities, the accompanying prospectus supplement will set forth the approximate amount of our Senior Indebtedness outstanding as of a recent date.
The Trustee under the Indenture
U.S. Bank National Association will serve as trustee under the indenture.
Certain Considerations Relating to Foreign Currencies
Debt securities denominated or payable in foreign currencies may entail significant risks. These risks include the possibility of significant fluctuations in the foreign currency markets, the imposition or modification of foreign exchange controls and potential illiquidity in the secondary market. These risks will vary depending upon the currency or currencies involved and will be more fully described in the applicable prospectus supplement.
DESCRIPTION OF OUR SUBSCRIPTION RIGHTS
General
We may issue subscription rights to the holders of the class of securities to whom the subscription rights are being distributed, or the Holders to purchase our Securities. Subscription rights may be issued independently or together with any other offered security and may or may not be transferable by the person purchasing or receiving the subscription rights. In connection with a subscription rights offering to the Holders, we would distribute certificates evidencing the subscription rights and a prospectus supplement to the Holders on the record date that we set for receiving subscription rights in such subscription rights offering.
The applicable prospectus supplement would describe the following terms of subscription rights in respect of which this prospectus is being delivered:

•
the period of time the offering would remain open (which shall be open a minimum number of days such that all record holders would be eligible to participate in the offering and shall not be open longer than 120 days);

•	the title of such subscription rights;

•	the exercise price for such subscription rights (or method of calculation thereof);

•	the ratio of the offering;

•	the number of such subscription rights issued to each Holder;

•	the extent to which such subscription rights are transferable and the market on which they may be traded if they are transferable;

•	if applicable, a discussion of certain U.S. federal income tax considerations applicable to the issuance or exercise of such subscription rights;

•	the date on which the right to exercise such subscription rights shall commence, and the date on which such right shall expire (subject to any extension);

•	the extent to which such subscription rights include an over-subscription privilege with respect to unsubscribed securities and the terms of such over-subscription privilege;

•	any termination right we may have in connection with such subscription rights offering; and

•	any other terms of such subscription rights, including exercise, settlement and other procedures and limitations relating to the transfer and exercise of such subscription rights.

Exercise of Subscription Rights
Each subscription right would entitle the holder of the subscription right to purchase for cash such amount of our Securities at such exercise price as shall in each case be set forth in, or be determinable as set forth in, the prospectus supplement relating to the subscription rights offered thereby. Subscription rights may be exercised at any time up to the close of business on the expiration date for such subscription rights set forth in the prospectus supplement. After the close of business on the expiration date, all unexercised subscription rights would become void.
Subscription rights may be exercised as set forth in the prospectus supplement relating to the subscription rights offered thereby. Upon receipt of payment and the subscription rights certificate properly completed and duly executed at the corporate trust office of the subscription rights agent or any other office indicated in the prospectus supplement we will forward, as soon as practicable, the Securities purchasable upon such exercise. To the extent permissible under applicable law, we may determine to offer any unsubscribed offered securities directly to persons other than stockholders, to or through agents, underwriters or dealers or through a combination of such methods, as set forth in the applicable prospectus supplement.
DESCRIPTION OF OUR WARRANTS
The following is a general description of the terms of the warrants we may issue from time to time. Particular terms of any warrants we offer will be described in the prospectus supplement relating to such warrants.
We may issue warrants to purchase shares of our common stock, preferred stock or debt securities from time to time. Such warrants may be issued independently or together with one of our Securities and may be attached or separate from such securities. We will issue each series of warrants under a separate warrant agreement to be entered into between us and a warrant agent. The warrant agent will act solely as our agent and will not assume any obligation or relationship of agency for or with holders or beneficial owners of warrants.
A prospectus supplement will describe the particular terms of any series of warrants we may issue, including the following:

•	the title of such warrants;

•	the aggregate number of such warrants;

•	the price or prices at which such warrants will be issued;

•	the currency or currencies, including composite currencies, in which the price of such warrants may be payable;

•	the number of shares of common stock, preferred stock or debt securities issuable upon exercise of such warrants;

•
the price at which and the currency or currencies, including composite currencies, in which the shares of common stock, preferred stock or debt securities purchasable upon exercise of such warrants may be purchased;

•	the date on which the right to exercise such warrants will commence and the date on which such right will expire;

•	whether such warrants will be issued in registered form or bearer form;

•	if applicable, the minimum or maximum amount of such warrants which may be exercised at any one time;

•	if applicable, the number of such warrants issued with each share of common stock, preferred stock or debt securities;

•	if applicable, the date on and after which such warrants and the related shares of common stock, preferred stock or debt securities will be separately transferable;

•	information with respect to book-entry procedures, if any;

•	if applicable, a discussion of certain U.S. federal income tax considerations; and

•	any other terms of such warrants, including terms, procedures and limitations relating to the exchange and exercise of such warrants.
We and the warrant agent may amend or supplement the warrant agreement for a series of warrants without the consent of the holders of the warrants issued thereunder to effect changes that are not inconsistent with the provisions of the warrants and that do not materially and adversely affect the interests of the holders of the warrants.
Under the 1940 Act, we may generally only offer warrants provided that (1) the warrants expire by their terms within ten years; (2) the exercise or conversion price is not less than the current market value at the date of issuance; (3) our stockholders authorize the proposal to issue such warrants, and our Board of Directors approves such issuance on the basis that the issuance is in our best interests and the best interest of our stockholders; and (4) if the warrants are accompanied by other securities, the warrants are not separately transferable unless no class of such warrants and the securities accompanying them has been publicly distributed. The 1940 Act also provides that the amount of our voting securities that would result from the exercise of all outstanding warrants at the time of issuance may not exceed 25% of our outstanding voting securities.

DESCRIPTION OF OUR UNITS
A unit is a separate security consisting of two or more other securities that either may or must be traded or transferred together as a single security. The following is a general description of the terms of the units we may issue from time to time. Particular terms of any units we offer will be described in the prospectus supplement relating to such units. For a complete description of the terms of particular units, you should read both this prospectus and the prospectus supplement relating to those particular units.
We may issue units comprised of one or more of the other securities described in this prospectus in any combination. Each unit may also include contracts for purchase of any such security or debt obligations of third parties, such as U.S. Treasury securities, such that the holder holds each component. Thus, the holder of a unit will have the rights and obligations of a holder of each included security.
A prospectus supplement will describe the particular terms of any series of units we may issue, including the following:

•
the designation and terms of the units and of the securities comprising the units, including whether and under what circumstances the securities comprising the units may be held or transferred separately;

•	a description of the terms of any unit agreement governing the units;

•	a description of the provisions for the payment, settlement, transfer or exchange of the units; and

•	whether the units will be issued in fully registered or global form.

REGULATION
We are a closed-end, non-diversified investment company that has filed an election to be treated as a business development company under the 1940 Act and has elected to be treated as a RIC under Subchapter M of the Code. The 1940 Act contains prohibitions and restrictions relating to transactions between business development companies and their affiliates (including any investment advisers or sub-advisers), principal underwriters and affiliates of those affiliates or underwriters and requires that a majority of the directors be persons other than “interested persons,” as that term is defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a business development company unless approved by a majority of our outstanding voting securities.
We may invest up to 100% of our assets in securities acquired directly from issuers in privately negotiated transactions. With respect to such securities, we may, for the purpose of public resale, be deemed an “underwriter” as that term is defined in the Securities Act. Our intention is to not write (sell) or buy put or call options to manage risks associated with the publicly-traded securities of our portfolio companies, except that we may enter into hedging transactions to manage the risks associated with interest rate and other market fluctuations. However, in connection with an investment or acquisition financing of a portfolio company, we may purchase or otherwise receive warrants to purchase the common stock of the portfolio company. Similarly, in connection with an acquisition, we may acquire rights to require the issuers of acquired securities or their affiliates to repurchase them under certain circumstances. We also do not intend to acquire securities issued by any investment company that exceed the limits imposed by the 1940 Act. Under these limits, except with respect to money market funds we generally cannot acquire more than 3% of the voting stock of any regulated investment company, invest more than 5% of the value of our total assets in the securities of one investment company or invest more than 10% of the value of our total assets in the securities of more than one investment company. With regard to that portion of our portfolio invested in securities issued by investment companies, it should be noted that such investments subject our stockholders indirectly to additional expenses. None of these policies are fundamental and may be changed without stockholder approval.
Qualifying Assets
Under the 1940 Act, a business development company may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. The principal categories of qualifying assets relevant to our business are the following:
(1)   Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An “eligible portfolio company” is defined in the 1940 Act and rules adopted pursuant thereto as any issuer which:
(a)   is organized under the laws of, and has its principal place of business in, the United States;

(b)   is not an investment company (other than a small business investment company wholly owned by the business development company) or a company that would be an investment company but for exclusions under the 1940 Act for certain financial companies such as banks, brokers, commercial finance companies, mortgage companies and insurance companies; and
(c)   satisfies any of the following:
1.     does not have any class of securities with respect to which a broker or dealer may extend margin credit;
2.     is controlled by a business development company or a group of companies including a business development company and the business development company has an affiliated person who is a director of the eligible portfolio company;
3.     is a small and solvent company having total assets of not more than $4 million and capital and surplus of not less than $2 million;
4.     does not have any class of securities listed on a national securities exchange; or
5.     has a class of securities listed on a national securities exchange, but has an aggregate market value of outstanding voting and non-voting common equity of less than $250 million.
(2)   Securities in companies that were eligible portfolio companies when we made our initial investment if certain other requirements are satisfied.
(3)   Securities of any eligible portfolio company which we control.
(4)   Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing agreements.
(5)   Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.
(6)   Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.
(7)   Cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment.
In addition, a business development company must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in (1), (2), (3) or (4) above.
Managerial Assistance to Portfolio Companies
In order to count portfolio securities as qualifying assets for the purpose of the 70% test, a business development company must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance; except that, where the business development company purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. “Making available significant managerial assistance” refers to any arrangement whereby we provide significant guidance and counsel concerning the management, operations, or business objectives and policies of a portfolio company. We are also deemed to be providing managerial assistance to all portfolio companies that we control, either by ourselves or in conjunction with others. The nature and extent of significant managerial assistance provided by us will vary according to the particular needs of each portfolio company. Examples of such activities include advice on marketing, operations, fulfillment and overall strategy, capital budgeting, managing relationships with financing sources, recruiting management personnel, evaluating acquisition and divestiture opportunities, participating in board and management meetings, consulting with and advising officers of portfolio companies, and providing other organizational and financial guidance. We provide significant managerial assistance to all portfolio companies that we control, either by ourselves or in conjunction with others. Prospect Administration provides such managerial assistance on our behalf to portfolio companies, including controlled companies, when we are required to provide this assistance, utilizing personnel from Prospect Capital Management.

Temporary Investments
Pending investment in other types of “qualifying assets,” as described above, our investments may consist of cash, cash equivalents, including money market funds, U.S. government securities or high quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments, so that 70% of our assets are qualifying assets. Typically, we will invest in money market funds, U.S. Treasury bills or in repurchase agreements that are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our total assets constitute repurchase agreements from a single counterparty, we would not meet the diversification tests in order to qualify as a RIC for U.S. federal income tax purposes. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. Our Investment Adviser will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.
Senior Securities
We are permitted, under specified conditions, to issue multiple classes of indebtedness and classes of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. The 1940 Act allows BDCs to issue multiple series of the same class of preferred stock and to issue multiple classes in connection with certain refundings or reorganizations. In addition, while any preferred stock or public debt securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios after giving effect to such distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see “Risk Factors.”
Code of Ethics
We, Prospect Capital Management and Prospect Administration have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to each code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. For information on how to obtain a copy of each code of ethics, see “Available Information.”
Investment Concentration
Our investment objective is to generate both current income and long-term capital appreciation through debt and equity investments. While we are broadening the portfolio, many of our existing investments are in the energy and energy related industries.
Compliance Policies and Procedures
We and our Investment Adviser have adopted and implemented written policies and procedures reasonably designed to prevent violation of the U.S. federal securities laws, and are required to review these compliance policies and procedures annually for their adequacy and the effectiveness of their implementation, and to designate a Chief Compliance Officer to be responsible for administering the policies and procedures. Brian H. Oswald serves as our Chief Compliance Officer.
Proxy Voting Policies and Procedures
We have delegated our proxy voting responsibility to Prospect Capital Management. The Proxy Voting Policies and Procedures of Prospect Capital Management are set forth below. The guidelines are reviewed periodically by Prospect Capital Management and our independent directors, and, accordingly, are subject to change.
Introduction.    As an investment adviser registered under the Advisers Act, Prospect Capital Management has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, Prospect Capital Management recognizes that it must vote client securities in a timely manner free of conflicts of interest and in the best interests of its clients.
These policies and procedures for voting proxies for Prospect Capital Management’s Investment Advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.
Proxy policies.    These policies are designed to be responsive to the wide range of subjects that may be the subject of a proxy vote. These policies are not exhaustive due to the variety of proxy voting issues that Prospect Capital Management may be required to consider. In general, Prospect Capital Management will vote proxies in accordance with these guidelines unless:

(1) Prospect Capital Management has determined to consider the matter on a case-by-case basis (as is stated in these guidelines), (2) the subject matter of the vote is not covered by these guidelines, (3) a material conflict of interest is present, or (4) Prospect Capital Management might find it necessary to vote contrary to its general guidelines to maximize stockholder value and vote in its clients’ best interests. In such cases, a decision on how to vote will be made by the Proxy Voting Committee (as described below). In reviewing proxy issues, Prospect Capital Management will apply the following general policies:
Elections of directors.     In general, Prospect Capital Management will vote in favor of the management-proposed slate of directors. If there is a proxy fight for seats on the Board of Directors or Prospect Capital Management determines that there are other compelling reasons for withholding votes for directors, the Proxy Voting Committee will determine the appropriate vote on the matter. Prospect Capital Management believes that directors have a duty to respond to stockholder actions that have received significant stockholder support. Prospect Capital Management may withhold votes for directors that fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a stockholder vote and failure to act on tender offers where a majority of stockholders have tendered their shares. Finally, Prospect Capital Management may withhold votes for directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.
Appointment of auditors.     Prospect Capital Management believes that the company remains in the best position to choose the auditors and will generally support management’s recommendation.
Changes in capital structure.     Changes in a company’s charter, articles of incorporation or by-laws may be required by state or U.S. Federal regulation. In general, Prospect Capital Management will cast its votes in accordance with the company’s management on such proposal. However, the Proxy Voting Committee will review and analyze on a case-by-case basis any proposals regarding changes in corporate structure that are not required by state or U.S. federal regulation.
Corporate restructurings, mergers and acquisitions.     Prospect Capital Management believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, the Proxy Voting Committee will analyze such proposals on a case-by-case basis.
Proposals affecting the rights of stockholders.     Prospect Capital Management will generally vote in favor of proposals that give stockholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals, Prospect Capital Management will weigh the financial impact of the proposal against the impairment of the rights of stockholders.
Corporate governance.     Prospect Capital Management recognizes the importance of good corporate governance in ensuring that management and the Board of Directors fulfill their obligations to the stockholders. Prospect Capital Management favors proposals promoting transparency and accountability within a company.
Anti-takeover measures.    The Proxy Voting Committee will evaluate, on a case-by-case basis, proposals regarding anti-takeover measures to determine the measure’s likely effect on stockholder value dilution.
Stock splits.     Prospect Capital Management will generally vote with the management of the company on stock split matters.
Limited liability of directors.     Prospect Capital Management will generally vote with management on matters that would affect the limited liability of directors.
Social and corporate responsibility.     The Proxy Voting Committee may review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on stockholder value. Prospect Capital Management may abstain from voting on social proposals that do not have a readily determinable financial impact on stockholder value.
Proxy voting procedures.     Prospect Capital Management will generally vote proxies in accordance with these guidelines. In circumstances in which (1) Prospect Capital Management has determined to consider the matter on a case-by-case basis (as is stated in these guidelines), (2) the subject matter of the vote is not covered by these guidelines, (3) a material conflict of interest is present, or (4) Prospect Capital Management might find it necessary to vote contrary to its general guidelines to maximize stockholder value and vote in its clients’ best interests, the Proxy Voting Committee will vote the proxy.
Proxy voting committee.     Prospect Capital Management has formed a proxy voting committee to establish general proxy policies and consider specific proxy voting matters as necessary. In addition, members of the committee may contact the management of the company and interested stockholder groups as necessary to discuss proxy issues. Members of the committee will include relevant senior personnel. The committee may also evaluate proxies where we face a potential conflict of interest

(as discussed below). Finally, the committee monitors adherence to guidelines, and reviews the policies contained in this statement from time to time.
Conflicts of interest.     Prospect Capital Management recognizes that there may be a potential conflict of interest when it votes a proxy solicited by an issuer that is its advisory client or a client or customer of one of our affiliates or with whom it has another business or personal relationship that may affect how it votes on the issuer’s proxy. Prospect Capital Management believes that adherence to these policies and procedures ensures that proxies are voted with only its clients’ best interests in mind. To ensure that its votes are not the product of a conflict of interests, Prospect Capital Management requires that: (i) anyone involved in the decision making process (including members of the Proxy Voting Committee) disclose to the chairman of the Proxy Voting Committee any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (ii) employees involved in the decision making process or vote administration are prohibited from revealing how Prospect Capital Management intends to vote on a proposal in order to reduce any attempted influence from interested parties.
Proxy voting.     Each account’s custodian will forward all relevant proxy materials to Prospect Capital Management, either electronically or in physical form to the address of record that Prospect Capital Management has provided to the custodian.
Proxy recordkeeping.    Prospect Capital Management must retain the following documents pertaining to proxy voting:

•	copies of its proxy voting policies and procedures;

•	copies of all proxy statements;

•	records of all votes cast by Prospect Capital Management;

•	copies of all documents created by Prospect Capital Management that were material to making a decision how to vote proxies or that memorializes the basis for that decision; and

•	copies of all written client requests for information with regard to how Prospect Capital Management voted proxies on behalf of the client as well as any written responses provided.
All of the above-referenced records will be maintained and preserved for a period of not less than five years from the end of the fiscal year during which the last entry was made. The first two years of records must be maintained at our office.
Proxy voting records.    Clients may obtain information about how Prospect Capital Management voted proxies on their behalf by making a written request for proxy voting information to: Compliance Officer, Prospect Capital Management LLC, 10 East 40th Street, 42nd Floor, New York, NY 10016.
Sarbanes-Oxley Act of 2002
The Sarbanes-Oxley Act of 2002 imposes a variety of regulatory requirements on publicly-held companies. In addition to our Chief Executive and Chief Financial Officers’ required certifications as to the accuracy of our financial reporting, we are also required to disclose the effectiveness of our disclosure controls and procedures as well as report on our assessment of our internal controls over financial reporting, the latter of which must be audited by our independent registered public accounting firm.
The Sarbanes-Oxley Act also requires us to continually review our policies and procedures to ensure that we remain in compliance with all rules promulgated under the Act.
CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR
Our Securities are held under custody agreements by (1) U.S. Bank National Association, (2) Israeli Discount Bank of New York Ltd., (3) Fifth Third Bank, (4) Peapack-Gladtone Bank, (5) Customers Bank, (6) Key Bank National Association, and (7) BankUnited, N.A. The addresses of the custodians are: (1) U.S. Bank National Association, Corporate Trust Services, One Federal Street, 3rd Floor, Boston, MA 02110, Attention: Prospect Capital Corporation Custody Account Administrator; (2) Israeli Discount Bank of New York Ltd., 511 Fifth Avenue, New York, NY 10017, Attention: Prospect Capital Corporation, Account Administrator; (3) Fifth Third Bank, 38 Fountain Square Plaza, MD1090CD, Cincinnati, OH, 45263, Attention: Prospect Capital Corporation Custody Account Administrator; (4) Peapack-Gladstone Bank, 500 Hills Drive, Bedminster, New Jersey 07921, Attention: Prospect Capital Corporation, Account Administrator; (5) Customers Bank, 99 Park Avenue, New York, New York 10016, Attention: Prospect Capital Corporation, Account Administrator; (6)and Key Bank National Association, 127 Public Square, Cleveland, Ohio 44114, Attention: Prospect Capital Corporation, Account Administrator; and (7) BankUnited, N.A., 445 Broadhollow Road, Suite 130, Melville, New York 11747, Ref: Prospect Capital Corporation. American Stock Transfer & Trust Company acts as our transfer agent, dividend paying agent and registrar. The principal business address of American Stock Transfer & Trust Company is 6201 15th Avenue, Brooklyn, NY 11219, telephone number: (718) 921-8200.

BROKERAGE ALLOCATION AND OTHER PRACTICES
Since we generally acquire and dispose of our investments in privately negotiated transactions, we infrequently use brokers in the normal course of our business. We have not paid any brokerage commissions during the three most recent fiscal years. Subject to policies established by our Board of Directors, Prospect Capital Management is primarily responsible for the execution of the publicly-traded securities portion of our portfolio transactions and the allocation of brokerage commissions.
Prospect Capital Management does not expect to execute transactions through any particular broker or dealer, but seeks to obtain the best net results for the Company, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While Prospect Capital Management generally seeks reasonably competitive trade execution costs, the Company will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, Prospect Capital Management may select a broker based partly upon brokerage or research services provided to it and the Company and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if Prospect Capital Management determines in good faith that such commission is reasonable in relation to the services provided.
PLAN OF DISTRIBUTION
We may sell the Securities pursuant to this prospectus and a prospectus supplement in any of four ways (or in any combination): (a) through underwriters or dealers; (b) directly to a limited number of purchasers or to a single purchaser, including existing stockholders in a rights offering; (c) through agents; or (d) directly to our stockholders and others through the issuance of transferable or non-transferable rights to our stockholders. In the case of a rights offering, the applicable prospectus supplement will set forth the number of shares of our common stock or units issuable upon the exercise of each right and the other terms of such rights offering. Any underwriter or agent involved in the offer and sale of the Securities will also be named in the applicable prospectus supplement. The Securities may be sold “at-the-market” to or through a market maker or into an existing trading market for the securities, on an exchange or otherwise. The prospectus supplement will set forth the terms of the offering of such securities, including:

•	the name or names of any underwriters or agents and the amounts of Securities underwritten or placed by each of them;

•	the offering price of the Securities and the proceeds to us and any discounts, commissions or concessions allowed or reallowed or paid to underwriters or agents; and

•	any securities exchanges on which the Securities may be listed.
In addition, we may enter into registration rights agreements or other similar agreements in the future pursuant to which certain of our stockholders may resell our Securities under this prospectus and as described in any related prospectus supplement.
We may use Securities to acquire investments in companies, the terms of which will be further disclosed in a prospectus supplement if such stock is issued in an offering hereunder.
Any offering price and any discounts or concessions allowed or reallowed or paid to underwriters or agents may be changed from time to time.
We may sell our common stock, subscription rights, units, warrants, options or rights to acquire our common stock, at a price below the current net asset value of our common stock in certain circumstances, including if (i)(1) the holders of a majority of our shares (or, if less, at least 67% of a quorum consisting of a majority of our shares) and a similar majority of the holders of our shares who are not affiliated persons of us approve the sale of our common stock at a price that is less than the current net asset value, and (2) a majority of our Directors who have no financial interest in the transaction and a majority of our independent Directors (a) determine that such sale is in our and our stockholders’ best interests and (b) in consultation with any underwriter or underwriters of the offering, make a good faith determination as of a time either immediately prior to the first solicitation by us or on our behalf of firm commitments to purchase such shares, or immediately prior to the issuance of such shares, that the price at which such shares are to be sold is not less than a price which closely approximates the market value of such shares, less any distributing commission or discount or if (ii) a majority of the number of the beneficial holders of our common stock entitled to vote at the annual meeting, without regard to whether a majority of such shares are voted in favor of the proposal, approve the sale of our common stock at a price that is less than the current net asset value per share.
If underwriters are used in the sale of any Securities, Securities acquired by the underwriters for their own account may be resold from time to time in one or more transactions, including negotiated transactions, at a fixed public offering price or at varying prices determined at the time of sale. The Securities may be either offered to the public through underwriting syndicates represented by managing underwriters, or directly by underwriters. Generally, any obligations by the underwriters to purchase the Securities will be subject to certain conditions precedent.
In compliance with the guidelines of FINRA, the maximum compensation to the underwriters or dealers in connection with the sale of our Securities pursuant to this prospectus and the accompanying supplement to this prospectus may not exceed 8% of the aggregate offering price of the Securities as set forth on the cover page of the supplement to this prospectus. In connection with any rights offering to our stockholders, we may also enter into a standby underwriting arrangement with one or more underwriters pursuant to which the underwriter(s) will purchase our common stock remaining unsubscribed for after the rights offering.
We may sell the Securities through agents from time to time. The prospectus supplement will name any agent involved in the offer or sale of the Securities and any commissions we pay to them. Generally, any agent will be acting on a best efforts basis for the period of its appointment.
Agents, dealers and underwriters may be entitled to indemnification by us against certain civil liabilities, including liabilities under the Securities Act or to contribution with respect to payments which the agents or underwriters may be required to make in respect thereof. Agents, dealers and underwriters may be customers of, engage in transactions with, or perform services for us in the ordinary course of business.
We may enter into derivative transactions with third parties, or sell Securities outside of this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell Securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use Securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third party in such sale transactions will be an underwriter and, if not identified in this prospectus, will be identified in the applicable prospectus supplement (or a post-effective amendment). We or one of our affiliates may loan or pledge Securities to a financial institution or other third party that in turn may sell the securities using this prospectus. Such financial institution or third party may transfer its short position to investors in our Securities or in connection with a simultaneous offering of other Securities offered by this prospectus or otherwise.
Any of our common stock sold pursuant to a prospectus supplement will be listed on the NASDAQ Global Select Market, or another exchange on which our common stock is traded.
In order to comply with the securities laws of certain states, if applicable, the Securities offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers. In addition, in certain states, the Securities may not be sold unless they have been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirements is available and is complied with.
LEGAL MATTERS
Certain legal matters regarding the securities offered by this prospectus will be passed upon for the Company by Skadden, Arps, Slate, Meagher & Flom LLP, New York, NY, and Venable LLP as special Maryland counsel.
INDEPENDENT REGISTERED ACCOUNTING FIRM
BDO USA, LLP is the independent registered public accounting firm of the Company.
AVAILABLE INFORMATION
We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to our Securities offered by this prospectus. The registration statement contains additional information about us and the Securities being registered by this prospectus. We file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Exchange Act. This information and the information specifically regarding how we voted proxies relating to portfolio securities for the period ended June 30, 2014, are available free of charge by contacting us at 10 East 40th Street, 42nd floor, New York, NY 10016 or by telephone at toll-free (888) 748-0702. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street NE, Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090 or by calling 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC which are available on the SEC’s Internet site at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

Report of Independent Registered Public Accounting Firm
Board of Directors and Stockholders
Prospect Capital Corporation
New York, New York
We have audited the accompanying consolidated statements of assets and liabilities of Prospect Capital Corporation (the “Company”), including the consolidated schedules of investments, as of June 30, 2015 and June 30, 2014, and the related consolidated statements of operations, changes in net assets, and cash flows for each of the three years in the period ended June 30, 2015, and the financial highlights for each of the five years in the period ended June 30, 2015. These consolidated financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2015 and June 30, 2014 by correspondence with the custodian, trustees, online lending servicers and portfolio companies, or by other appropriate auditing procedures where replies were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Prospect Capital Corporation at June 30, 2015 and June 30, 2014, the results of its operations, the changes in its net assets, and its cash flows for each of the three years in the period ended June 30, 2015, and the financial highlights for each of the five years in the period ended June 30, 2015, in conformity with accounting principles generally accepted in the United States of America.
We also have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), Prospect Capital Corporation’s internal control over financial reporting as of June 30, 2015, based on criteria established in Internal Control—Integrated Framework (2013) issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO) and our report dated August 26, 2015 expressed an unqualified opinion thereon.

/s/ BDO USA, LLP
BDO USA, LLP
New York, New York
August 26, 2015

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES
(in thousands, except share and per share data)

	June 30, 2015	June 30, 2014
Assets
Investments at fair value:
Control investments (amortized cost of $1,894,644 and $1,719,242, respectively)	$1,974,202	$1,640,454
Affiliate investments (amortized cost of $45,150 and $31,829, respectively)	45,945	32,121
Non-control/non-affiliate investments (amortized cost of $4,619,582 and $4,620,451, respectively)	4,589,411	4,581,164
Total investments at fair value (amortized cost of $6,559,376 and $6,371,522, respectively)	6,609,558	6,253,739
Cash and cash equivalents	110,026	134,225
Receivables for:
Interest, net	20,408	21,997
Other	2,885	2,587
Prepaid expenses	757	2,828
Deferred financing costs	54,420	61,893
Total Assets	6,798,054	6,477,269

Liabilities
Revolving Credit Facility (Notes 4 and 8)	368,700	92,000
Convertible Notes (Notes 5 and 8)	1,239,500	1,247,500
Public Notes (Notes 6 and 8)	548,094	647,881
Prospect Capital InterNotes® (Notes 7 and 8)	827,442	785,670
Due to broker	26,778	—
Dividends payable	29,923	37,843
Due to Prospect Administration (Note 13)	4,238	2,208
Due to Prospect Capital Management (Note 13)	2,550	3
Accrued expenses	3,408	4,790
Interest payable	39,659	37,459
Other liabilities	4,713	3,733
Total Liabilities	3,095,005	2,859,087
Net Assets	$3,703,049	$3,618,182

Components of Net Assets
Common stock, par value $0.001 per share (1,000,000,000 common shares authorized; 359,090,759 and 342,626,637 issued and outstanding, respectively) (Note 9)	$359	$343
Paid-in capital in excess of par (Note 9)	3,975,672	3,814,634
Accumulated (overdistributed) underdistributed net investment income	(21,077)	42,086
Accumulated net realized loss on investments and extinguishment of debt	(302,087)	(121,098)
Net unrealized appreciation (depreciation) on investments	50,182	(117,783)
Net Assets	$3,703,049	$3,618,182

Net Asset Value Per Share (Note 16)	$10.31	$10.56

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except share and per share data)

	Year Ended June 30,
	2015	2014	2013
Investment Income
Interest income:
Control investments	$200,409	$153,307	$106,425
Affiliate investments	3,799	4,358	6,515
Non-control/non-affiliate investments	385,710	334,039	234,013
Structured credit securities	159,056	122,037	88,502
Total interest income	748,974	613,741	435,455
Dividend income:
Control investments	6,811	26,687	78,282
Affiliate investments	778	—	728
Non-control/non-affiliate investments	46	98	3,656
Money market funds	28	52	39
Total dividend income	7,663	26,837	82,705
Other income:
Control investments	12,975	43,671	16,821
Affiliate investments	226	17	623
Non-control/non-affiliate investments	21,246	28,025	40,732
Total other income (Note 10)	34,447	71,713	58,176
Total Investment Income	791,084	712,291	576,336
Operating Expenses
Investment advisory fees:
Base management fee (Note 13)	134,590	108,990	69,800
Income incentive fee (Note 13)	90,687	89,306	81,231
Total investment advisory fees	225,277	198,296	151,031
Interest and credit facility expenses	170,660	130,103	76,341
Legal fees	2,375	2,771	1,918
Valuation services	1,686	1,836	1,579
Audit, compliance and tax related fees	3,772	2,959	1,566
Allocation of overhead from Prospect Administration (Note 13)	14,977	14,373	8,737
Insurance expense	583	373	356
Directors’ fees	379	325	300
Excise tax	2,505	(4,200)	6,500
Other general and administrative expenses	6,123	8,232	3,084
Total Operating Expenses	428,337	355,068	251,412
Net Investment Income	362,747	357,223	324,924

Net realized losses on investments	(180,423)	(3,346)	(26,234)
Net change in unrealized appreciation (depreciation) on investments	167,965	(34,857)	(77,834)
Net realized and unrealized losses on investments	(12,458)	(38,203)	(104,068)
Net realized losses on extinguishment of debt	(3,950)	—	—
Net Increase in Net Assets Resulting from Operations	$346,339	$319,020	$220,856
Net increase in net assets resulting from operations per share	$0.98	$1.06	$1.07
Dividends declared per share	$(1.19)	$(1.32)	$(1.28)

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS
(in thousands, except share data)

	Year Ended June 30,
	2015	2014	2013
Operations
Net investment income	$362,747	$357,223	$324,924
Net realized losses on investments	(180,423)	(3,346)	(26,234)
Net change in unrealized appreciation (depreciation) on investments	167,965	(34,857)	(77,834)
Net realized losses on extinguishment of debt	(3,950)	—	—
Net Increase in Net Assets Resulting from Operations	346,339	319,020	220,856

Distributions to Shareholders
Distribution from net investment income	(421,594)	(403,188)	(271,507)
Distribution of return of capital	—	—	—
Net Decrease in Net Assets Resulting from Distributions to Shareholders	(421,594)	(403,188)	(271,507)

Common Stock Transactions
Issuance of common stock, net of underwriting costs	146,085	973,832	1,121,648
Less: Offering costs from issuance of common stock	(644)	(1,380)	(1,815)
Value of shares issued to acquire controlled investments	—	57,830	59,251
Value of shares issued through reinvestment of dividends	14,681	15,574	16,087
Net Increase in Net Assets Resulting from Common Stock Transactions	160,122	1,045,856	1,195,171

Total Increase in Net Assets	84,867	961,688	1,144,520
Net assets at beginning of year	3,618,182	2,656,494	1,511,974
Net Assets at End of Year	$3,703,049	$3,618,182	$2,656,494

Common Stock Activity
Shares sold	14,845,556	88,054,653	101,245,136
Shares issued to acquire controlled investments	—	5,326,949	5,507,381
Shares issued through reinvestment of dividends	1,618,566	1,408,070	1,450,578
Total shares issued due to common stock activity	16,464,122	94,789,672	108,203,095
Shares issued and outstanding at beginning of year	342,626,637	247,836,965	139,633,870
Shares Issued and Outstanding at End of Year	359,090,759	342,626,637	247,836,965

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands, except share data)

	Year Ended June 30,
	2015	2014	2013
Operating Activities
Net increase in net assets resulting from operations	$346,339	$319,020	$220,856
Net realized losses on extinguishment of debt	3,950	—	—
Net realized losses on investments	180,423	3,346	26,234
Net change in unrealized (appreciation) depreciation on investments	(167,965)	34,857	77,834
Amortization (accretion) of discounts and premiums, net	87,638	46,297	(11,016)
Accretion of discount on Public Notes (Note 6)	213	156	50
Amortization of deferred financing costs	14,266	11,491	8,232
Payment-in-kind interest	(29,277)	(15,145)	(10,947)
Structuring fees	(20,916)	(45,087)	(52,699)
Change in operating assets and liabilities:
Payments for purchases of investments	(2,038,795)	(2,834,294)	(2,980,320)
Proceeds from sale of investments and collection of investment principal	1,633,073	786,969	931,534
Decrease (increase) in interest receivable, net	1,589	866	(8,644)
(Increase) decrease in other receivables	(298)	1,810	(3,613)
Decrease (increase) in prepaid expenses	2,071	(2,288)	(119)
Increase (decrease) in due to broker	26,778	(43,588)	(945)
Increase in due to Prospect Administration	2,030	842	708
Increase (decrease) in due to Prospect Capital Management	2,547	(5,321)	(2,589)
(Decrease) increase in accrued expenses	(1,382)	2,445	(580)
Increase in interest payable	2,200	13,075	17,661
Increase (decrease) in other liabilities	980	(682)	2,205
Net Cash Provided by (Used in) Operating Activities	45,464	(1,725,231)	(1,786,158)
Financing Activities
Borrowings under Revolving Credit Facility (Note 4)	1,567,000	1,078,500	223,000
Principal payments under Revolving Credit Facility (Note 4)	(1,290,300)	(1,110,500)	(195,000)
Issuances of Convertible Notes (Note 5)	—	400,000	400,000
Repurchases of Convertible Notes, net (Note 5)	(7,668)	—	—
Issuances of Public Notes, net of original issue discount (Note 6)	—	255,000	247,675
Redemptions of Public Notes, net (Note 6)	(102,600)	—	—
Issuances of Prospect Capital InterNotes® (Note 7)	125,696	473,762	343,139
Redemptions of Prospect Capital InterNotes®, net (Note 7)	(85,606)	(6,869)	—
Financing costs paid and deferred	(6,793)	(29,055)	(28,146)
Proceeds from issuance of common stock, net of underwriting costs	146,085	973,832	1,121,648
Offering costs from issuance of common stock	(644)	(1,380)	(1,815)
Dividends paid	(414,833)	(377,070)	(242,301)
Net Cash (Used in) Provided by Financing Activities	(69,663)	1,656,220	1,868,200

Total (Decrease) Increase in Cash and Cash Equivalents	(24,199)	(69,011)	82,042
Cash and cash equivalents at beginning of year	134,225	203,236	121,194
Cash and Cash Equivalents at End of Year	$110,026	$134,225	$203,236

Supplemental Disclosures
Cash paid for interest	$153,982	$105,410	$45,363
Non-Cash Financing Activities
Value of shares issued through reinvestment of dividends	$14,681	$15,574	$16,087
Value of shares issued to acquire controlled investments	$—	$57,830	$59,251
Exchange of Prospect Capital InterNotes® for Public Notes	$—	$45,000	$—

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS
(in thousands, except share data)

			June 30, 2015
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets

LEVEL 3 PORTFOLIO INVESTMENTS

Control Investments (greater than 25.00% voting control)(49)

American Property REIT Corp.(32)	Various / Real Estate	Senior Secured Term Loan (6.00% (LIBOR + 4.00% with 2.00% LIBOR floor) plus 5.50% PIK, due 4/1/2019)(4)	$78,077	$78,077	$78,077	2.1%
		Common Stock (301,845 shares)		22,115	32,098	0.9%
		Net Operating Income Interest (5% of Net Operating Income)		—	8,081	0.2%
				100,192	118,256	3.2%
Arctic Energy Services, LLC(30)	Wyoming / Oil & Gas Services	Senior Secured Term Loan (12.00% (LIBOR + 9.00% with 3.00% LIBOR floor), due 5/5/2019)(3)(4)	31,640	31,640	31,640	0.9%
		Senior Subordinated Term Loan (14.00% (LIBOR + 11.00% with 3.00% LIBOR floor), due 5/5/2019)(3)(4)	20,230	20,230	20,230	0.5%
		Class A Units (700 units)		8,879	8,374	0.2%
		Class C Units (10 units)		127	120	—%
				60,876	60,364	1.6%
CCPI Inc.(33)	Ohio / Manufacturing	Senior Secured Term Loan A (10.00%, due 12/31/2017)(3)	16,763	16,763	16,763	0.5%
		Senior Secured Term Loan B (12.00% plus 7.00% PIK, due 12/31/2017)	8,844	8,844	8,844	0.2%
		Common Stock (14,857 shares)		8,553	15,745	0.4%
				34,160	41,352	1.1%
CP Energy Services Inc.(38)	Oklahoma / Oil & Gas Services	Senior Secured Term Loan A to CP Well Testing, LLC (7.00% (LIBOR + 5.00% with 2.00% LIBOR floor), due 4/1/2019)(4)	11,035	11,035	11,035	0.3%
		Senior Secured Term Loan B to CP Well Testing, LLC (10.00% (LIBOR + 8.00% with 2.00% LIBOR floor) plus 7.50% PIK, due 4/1/2019)(3)(4)	74,493	74,493	74,493	2.0%
		Second Lien Term Loan to CP Well Testing, LLC (9.00% (LIBOR + 7.00% with 2.00% LIBOR floor) plus 9.00% PIK, due 4/1/2019)(4)	15,563	15,563	5,481	0.2%
		Common Stock (2,924 shares)		15,227	—	—%
				116,318	91,009	2.5%
Credit Central Loan Company, LLC(34)	Ohio / Consumer Finance	Subordinated Term Loan (10.00% plus 10.00% PIK, due 6/26/2019)(22)	36,333	36,333	36,333	1.0%
		Class A Shares (7,500,000 shares)(22)		11,633	14,529	0.4%
		Net Revenues Interest (25% of Net Revenues)(22)		—	4,310	0.1%
				47,966	55,172	1.5%
Echelon Aviation LLC	New York / Aerospace & Defense	Senior Secured Term Loan (11.75% (LIBOR + 9.75% with 2.00% LIBOR floor) plus 2.25% PIK, due 3/31/2022)(4)	40,808	40,808	40,808	1.1%
		Class A Shares (11,335,318 shares)		19,907	28,133	0.8%
				60,715	68,941	1.9%
Edmentum Ultimate Holdings, LLC(47)	Minnesota / Consumer Services	Second Lien Revolving Credit Facility to Edmentum, Inc. – $7,834 Commitment (5.00%, due 6/9/2020)(25)(26)	4,896	4,896	4,896	0.1%
		Unsecured Senior PIK Note (8.50% PIK, due 6/9/2020)	5,875	5,875	5,875	0.2%
		Unsecured Junior PIK Note (10.00% PIK, due 6/9/2020)	19,868	19,868	19,868	0.5%
		Class A Common Units (370,964.14 units)		6,577	6,577	0.2%
				37,216	37,216	1.0%
See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

			June 30, 2015
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets

LEVEL 3 PORTFOLIO INVESTMENTS

Control Investments (greater than 25.00% voting control)(49)

First Tower Finance Company LLC(29)	Mississippi / Consumer Finance	Subordinated Term Loan to First Tower, LLC (10.00% plus 12.00% PIK, due 6/24/2019)(22)	$251,578	$251,578	$251,578	6.8%
		Class A Shares (83,729,323 shares)(22)		66,473	114,372	3.1%
				318,051	365,950	9.9%
Freedom Marine Solutions, LLC(8)	Louisiana / Oil & Gas Services	Senior Secured Note to Vessel Company, LLC (18.00%, due 12/12/2016)	3,500	3,500	3,500	0.1%
		Senior Secured Note to Vessel Company II, LLC (13.00%, due 11/25/2018)	13,000	12,504	8,680	0.2%
		Senior Secured Note to Vessel Company III, LLC (13.00%, due 12/3/2018)	16,000	16,000	13,790	0.4%
		Membership Interest (100%)		7,808	1,120	—%
				39,812	27,090	0.7%
Gulf Coast Machine & Supply Company	Texas / Manufacturing	Senior Secured Term Loan (10.50% (LIBOR + 8.50% with 2.00% LIBOR floor), in non-accrual status effective 1/1/2015, due 10/12/2017)(4)	26,844	26,000	6,918	0.2%
		Series A Convertible Preferred Stock (99,900 shares)		25,950	—	—%
				51,950	6,918	0.2%
Harbortouch Payments, LLC(43)	Pennsylvania / Business Services	Senior Secured Term Loan A (9.00% (LIBOR + 7.00% with 2.00% LIBOR floor), due 9/30/2017)(3)(4)	128,980	128,980	128,980	3.5%
		Senior Secured Term Loan B (5.50% (LIBOR + 4.00% with 1.50% LIBOR floor) plus 5.50% PIK, due 3/31/2018)(4)	144,878	144,878	144,878	3.9%
		Senior Secured Term Loan C (13.00% (LIBOR + 9.00% with 4.00% LIBOR floor), due 9/29/2018)(4)	22,876	22,876	22,876	0.6%
		Class C Shares (535 shares)		8,725	80,202	2.2%
				305,459	376,936	10.2%
MITY, Inc.(17)	Utah / Durable Consumer Products	Senior Secured Note A (10.00% (LIBOR + 7.00% with 3.00% LIBOR floor), due 3/19/2019)(3)(4)	18,250	18,250	18,250	0.5%
		Senior Secured Note B (10.00% (LIBOR + 7.00% with 3.00% LIBOR floor) plus 10.00% PIK, due 3/19/2019)(4)	16,301	16,301	16,301	0.4%
		Subordinated Unsecured Note to Broda Enterprises ULC (10.00%, due on demand)(22)	7,200	7,200	5,827	0.2%
		Common Stock (42,053 shares)		6,849	10,417	0.3%
				48,600	50,795	1.4%
National Property REIT Corp.(40)	Various	Senior Secured Term Loan A (6.00% (LIBOR + 4.00% with 2.00% LIBOR floor) plus 5.50% PIK, due 4/1/2019)(4)	202,629	202,629	202,629	5.5%
		Senior Secured Term Loan C (6.00% (LIBOR + 4.00% with 2.00% LIBOR floor) plus 7.50% PIK, due 4/1/2019)(4)	44,147	44,147	44,147	1.2%
		Senior Secured Term Loan D (14.00% (LIBOR + 12.00% with 2.00% LIBOR floor) plus 4.50% PIK, due 4/1/2019)(4)	67,443	67,443	67,443	1.8%
		Senior Secured Term Loan A to ACL Loan Holdings, Inc. (6.00% (LIBOR + 4.00% with 2.00% LIBOR floor) plus 7.50% PIK, due 4/1/2019)(4)	20,413	20,413	20,413	0.6%
		Senior Secured Term Loan B to ACL Loan Holdings, Inc. (14.00% (LIBOR + 12.00% with 2.00% LIBOR floor) plus 4.50% PIK, due 4/1/2019)(4)	30,582	30,582	30,582	0.8%
		Common Stock (643,175 shares)		84,446	87,002	2.3%
		Net Operating Income Interest (5% of Net Operating Income)		—	19,673	0.5%
				449,660	471,889	12.7%

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

			June 30, 2015
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets

LEVEL 3 PORTFOLIO INVESTMENTS

Control Investments (greater than 25.00% voting control)(49)

Nationwide Loan Company LLC (f/k/a Nationwide Acceptance LLC)(36)	Illinois / Consumer Finance	Senior Subordinated Term Loan to Nationwide Acceptance LLC (10.00% plus 10.00% PIK, due 6/18/2019)(22)	$14,820	$14,820	$14,820	0.4%
		Class A Shares (26,974,454.27 shares)(22)		14,795	19,730	0.5%
				29,615	34,550	0.9%
NMMB, Inc.(24)	New York / Media	Senior Secured Note (14.00%, due 5/6/2016)	3,714	3,714	3,714	0.1%
		Senior Secured Note to Armed Forces Communications, Inc. (14.00%, due 5/6/2016)	7,000	7,000	7,000	0.2%
		Series A Preferred Stock (7,200 shares)		7,200	1,338	—%
		Series B Preferred Stock (5,669 shares)		5,669	—	—%
				23,583	12,052	0.3%
R-V Industries, Inc.	Pennsylvania / Manufacturing	Senior Subordinated Note (10.00% (LIBOR + 9.00% with 1.00% LIBOR floor), due 6/12/2018)(3)(4)	29,237	29,237	29,237	0.8%
		Common Stock (545,107 shares)		5,087	8,246	0.2%
		Warrant (to purchase 200,000 shares of Common Stock, expires 6/30/2017)		1,682	3,025	0.1%
				36,006	40,508	1.1%
United Property REIT Corp.(41)	Various / Real Estate	Senior Term Loan (6.00% (LIBOR + 4.00% with 2.00% LIBOR floor) plus 5.50% PIK, due 4/1/2019)(4)	62,768	62,768	62,768	1.7%
		Common Stock (74,449 shares)		12,860	11,216	0.3%
		Net Operating Income Interest (5% of Net Operating Income)		—	10,701	0.3%
				75,628	84,685	2.3%
Valley Electric Company, Inc.(35)	Washington / Construction & Engineering	Senior Secured Note to Valley Electric Co. of Mt. Vernon, Inc. (8.00% (LIBOR + 5.00% with 3.00% LIBOR floor) plus 2.50% PIK, due 12/31/2017)(3)(4)	10,340	10,340	10,340	0.3%
		Senior Secured Note (10.00% plus 8.50% PIK, due 12/31/2018)	22,293	22,293	20,157	0.5%
		Common Stock (50,000 shares)		26,204	—	—%
				58,837	30,497	0.8%
Wolf Energy, LLC(12)	Kansas / Oil & Gas Production	Senior Secured Promissory Note secured by assets formerly owned by H&M (18.00%, in non-accrual status effective 4/15/2013, due 4/15/2018)(37)	32,112	—	—	—%
		Membership Interest (100%)		—	—	—%
		Net Profits Interest (8% of Equity Distributions)(7)		—	22	—%
				—	22	—%
Total Control Investments				$1,894,644	$1,974,202	53.3%

Affiliate Investments (5.00% to 24.99% voting control)(50)

BNN Holdings Corp.	Michigan / Healthcare	Senior Term Loan A (6.50% (LIBOR + 5.50% with 1.00% LIBOR floor), due 8/29/2019)(3)(4)	$21,182	$21,182	$21,182	0.6%
		Senior Term Loan B (11.50% (LIBOR + 10.50% with 1.00% LIBOR floor), due 8/29/2019)(3)(4)	21,740	21,740	21,740	0.6%
		Series A Preferred Stock (9,925.455 shares)(13)		1,780	2,569	—%
		Series B Preferred Stock (1,753.636 shares)(13)		448	454	—%
				45,150	45,945	1.2%
Total Affiliate Investments				$45,150	$45,945	1.2%

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

			June 30, 2015
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets

LEVEL 3 PORTFOLIO INVESTMENTS

Non-Control/Non-Affiliate Investments (less than 5.00% voting control)

Aderant North America, Inc.	Georgia / Software & Computer Services	Second Lien Term Loan (10.00% (LIBOR + 8.75% with 1.25% LIBOR floor), due 6/20/2019)(4)(16)	$7,000	$6,928	$7,000	0.2%
				6,928	7,000	0.2%
AFI Shareholder, LLC (f/k/a Aircraft Fasteners International, LLC)	California / Machinery	Class A Units (32,500 units)		376	563	—%
				376	563	—%
Airmall Inc.(27)	Pennsylvania / Property Management	Escrow Receivable		5,880	3,814	0.1%
				5,880	3,814	0.1%
Ajax Rolled Ring & Machine, LLC(42)	South Carolina / Manufacturing	Escrow Receivable		1,264	2,170	0.1%
				1,264	2,170	0.1%
ALG USA Holdings, LLC	Pennsylvania / Hotels, Restaurants & Leisure	Second Lien Term Loan (10.25% (LIBOR + 9.00% with 1.25% LIBOR floor), due 2/28/2020)(4)(16)	11,771	11,593	11,771	0.3%
				11,593	11,771	0.3%
American Gilsonite Company	Utah / Metal Services & Minerals	Second Lien Term Loan (11.50%, due 9/1/2017)(16)	15,755	15,755	14,287	0.4%
		Membership Interest (99.9999%)(15)		—	—	—%
				15,755	14,287	0.4%
Apidos CLO IX	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 22.56%)(11)(22)	23,525	20,644	22,325	0.6%
				20,644	22,325	0.6%
Apidos CLO XI	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 15.64%)(11)(22)	38,340	31,485	32,108	0.9%
				31,485	32,108	0.9%
Apidos CLO XII	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 17.68%)(11)(22)	44,063	37,751	38,817	1.0%
				37,751	38,817	1.0%
Apidos CLO XV	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 15.07%)(11)(22)	36,515	33,958	30,911	0.8%
				33,958	30,911	0.8%
Arctic Glacier U.S.A., Inc.	Minnesota / Food Products	Second Lien Term Loan (10.50% (LIBOR + 9.25% with 1.25% LIBOR floor), due 11/10/2019)(3)(4)	150,000	150,000	149,180	4.0%
				150,000	149,180	4.0%
Ark-La-Tex Wireline Services, LLC	Louisiana / Oil & Gas Services	Senior Secured Term Loan A (6.50% (LIBOR + 5.50% with 1.00% LIBOR floor), due 4/8/2019)(4)	21,743	21,743	20,042	0.5%
		Senior Secured Term Loan B (10.50% (LIBOR + 9.50% with 1.00% LIBOR floor), due 4/8/2019)(4)	23,697	23,697	21,675	0.6%
				45,440	41,717	1.1%
Armor Holding II LLC	New York / Diversified Financial Services	Second Lien Term Loan (10.25% (LIBOR + 9.00% with 1.25% LIBOR floor), due 12/26/2020)(3)(4)(16)	7,000	6,888	6,480	0.2%
				6,888	6,480	0.2%
Atlantis Health Care Group (Puerto Rico), Inc.	Puerto Rico / Healthcare	Revolving Line of Credit – $4,000 Commitment (13.00% (LIBOR + 11.00% with 2.00% LIBOR floor), due 8/21/2016)(4)(25)(26)	2,350	2,350	2,350	0.1%
		Senior Term Loan (10.00% (LIBOR + 8.00% with 2.00% LIBOR floor), due 2/21/2018)(3)(4)	38,561	38,561	35,189	0.9%
				40,911	37,539	1.0%

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

			June 30, 2015
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets

LEVEL 3 PORTFOLIO INVESTMENTS

Non-Control/Non-Affiliate Investments (less than 5.00% voting control)

BAART Programs, Inc.	California / Healthcare	Revolving Line of Credit – $5,000 Commitment (8.75% (LIBOR + 8.25% with 0.50% LIBOR floor), due 6/30/2018)(25)(26)	$1,000	$1,000	$1,000	—%
		Senior Secured Term Loan A (6.25% (LIBOR + 5.75% with 0.50% LIBOR floor), due 6/30/2020)(4)	21,500	21,500	21,500	0.6%
		Senior Secured Term Loan B (11.25% (LIBOR + 10.75% with 0.50% LIBOR floor), due 6/30/2020)(4)	21,500	21,500	21,500	0.6%
		Delayed Draw Term Loan – $10,500 Commitment (expires 12/31/2015)(25)	—	—	—	—%
				44,000	44,000	1.2%
Babson CLO Ltd. 2014-III	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 14.25%)(11)(22)(48)	52,250	47,799	47,148	1.3%
				47,799	47,148	1.3%
Broder Bros., Co.	Pennsylvania / Textiles, Apparel & Luxury Goods	Senior Secured Notes (10.25% (LIBOR + 9.00% with 1.25% LIBOR floor), due 4/8/2019)(3)(4)(46)	252,200	252,200	252,200	6.8%
				252,200	252,200	6.8%
Brookside Mill CLO Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 19.25%)(11)(22)	26,000	21,432	24,566	0.7%
				21,432	24,566	0.7%
Caleel + Hayden, LLC	Colorado / Personal & Nondurable Consumer Products	Membership Interest(31)		—	227	—%
				—	227	—%
Capstone Logistics Acquisition, Inc.	Georgia / Business Services	Second Lien Term Loan (9.25% (LIBOR + 8.25% with 1.00% LIBOR floor), due 10/7/2022)(3)(4)	102,500	101,891	101,891	2.8%
				101,891	101,891	2.8%
Cent CLO 17 Limited	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 14.90%)(11)(22)	24,870	20,309	20,922	0.6%
				20,309	20,922	0.6%
Cent CLO 20 Limited	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 12.49%)(11)(22)	40,275	35,724	33,505	0.9%
				35,724	33,505	0.9%
Cent CLO 21 Limited	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 13.42%)(11)(22)(48)	48,528	43,038	41,910	1.1%
				43,038	41,910	1.1%
CIFC Funding 2011-I, Ltd.	Cayman Islands / Structured Finance	Class D Senior Secured Notes (5.28% (LIBOR + 5.00%, due 1/19/2023)(4)(22)	19,000	15,604	18,175	0.5%
		Class E Subordinated Notes (7.28% (LIBOR + 7.00%, due 1/19/2023)(4)(22)	15,400	13,009	14,223	0.4%
				28,613	32,398	0.9%
CIFC Funding 2013-III, Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 14.56%)(11)(22)	44,100	35,412	35,599	1.0%
				35,412	35,599	1.0%
CIFC Funding 2013-IV, Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 14.87%)(11)(22)	45,500	36,124	38,265	1.0%
				36,124	38,265	1.0%
CIFC Funding 2014-IV Investor, Ltd.	Cayman Islands / Structured Finance	Income Notes (Residual Interest, current yield 13.83%)(11)(22)(48)	41,500	34,921	36,195	1.0%
				34,921	36,195	1.0%
Cinedigm DC Holdings, LLC	New York / Software & Computer Services	Senior Secured Term Loan (11.00% (LIBOR + 9.00% with 2.00% LIBOR floor) plus 2.50% PIK, due 3/31/2021)(4)	67,449	67,399	67,449	1.8%
				67,399	67,449	1.8%

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

			June 30, 2015
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets

LEVEL 3 PORTFOLIO INVESTMENTS

Non-Control/Non-Affiliate Investments (less than 5.00% voting control)

Coverall North America, Inc.	Florida / Commercial Services	Senior Secured Term Loan (11.50% (LIBOR + 8.50% with 3.00% LIBOR floor), due 12/17/2017)(3)(4)	$49,922	$49,922	$49,922	1.3%
				49,922	49,922	1.3%
Crosman Corporation	New York / Manufacturing	Second Lien Term Loan (12.00% (LIBOR + 10.50% with 1.50% LIBOR floor), due 12/30/2019)(3)(4)	40,000	40,000	35,973	1.0%
				40,000	35,973	1.0%
Diamondback Operating, LP	Oklahoma / Oil & Gas Production	Net Profits Interest (15% of Equity Distributions)(7)		—	—	—%
				—	—	—%
Empire Today, LLC	Illinois / Durable Consumer Products	Senior Secured Note (11.375%, due 2/1/2017)(16)	15,700	15,518	13,070	0.4%
				15,518	13,070	0.4%
Fleetwash, Inc.	New Jersey / Business Services	Senior Secured Term Loan B (10.50% (LIBOR + 9.50% with 1.00% LIBOR floor), due 4/30/2019)(3)(4)	24,446	24,446	24,446	0.7%
		Delayed Draw Term Loan – $15,000 Commitment (expires 4/30/2019)(25)	—	—	—	—%
				24,446	24,446	0.7%
Focus Brands, Inc.	Georgia / Consumer Services	Second Lien Term Loan (10.25% (LIBOR + 9.00% with 1.25% LIBOR floor), due 8/21/2018)(4)(16)	18,000	17,821	18,000	0.5%
				17,821	18,000	0.5%
Galaxy XV CLO, Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 15.65%)(11)(22)	35,025	27,762	29,739	0.8%
				27,762	29,739	0.8%
Galaxy XVI CLO, Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 13.97%)(11)(22)	24,575	20,434	20,849	0.6%
				20,434	20,849	0.6%
Galaxy XVII CLO, Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 13.43%)(11)(22)(48)	39,905	33,493	33,742	0.9%
				33,493	33,742	0.9%
Global Employment Solutions, Inc.	Colorado / Business Services	Senior Secured Term Loan (10.25% (LIBOR + 9.25% with 1.00% LIBOR floor), due 6/26/2020)(3)(4)	49,567	49,567	49,567	1.3%
				49,567	49,567	1.3%
GTP Operations, LLC(10)	Texas / Software & Computer Services	Senior Secured Term Loan (10.00% (LIBOR + 5.00% with 5.00% LIBOR floor), due 12/11/2018)(3)(4)	116,411	116,411	116,411	3.1%
				116,411	116,411	3.1%
Halcyon Loan Advisors Funding 2012-1 Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 30.89%)(11)(22)	23,188	19,941	23,172	0.6%
				19,941	23,172	0.6%
Halcyon Loan Advisors Funding 2013-1 Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 21.41%)(11)(22)	40,400	34,936	39,208	1.1%
				34,936	39,208	1.1%
Halcyon Loan Advisors Funding 2014-1 Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 17.17%)(11)(22)	24,500	21,020	22,096	0.6%
				21,020	22,096	0.6%
Halcyon Loan Advisors Funding 2014-2 Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 18.73%)(11)(22)(48)	41,164	34,723	37,555	1.0%
				34,723	37,555	1.0%
HarbourView CLO VII, Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 17.84%)(11)(22)(48)	19,025	15,252	15,197	0.4%
				15,252	15,197	0.4%

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

			June 30, 2015
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets

LEVEL 3 PORTFOLIO INVESTMENTS

Non-Control/Non-Affiliate Investments (less than 5.00% voting control)

Harley Marine Services, Inc.	Washington / Transportation	Second Lien Term Loan (10.50% (LIBOR + 9.25% with 1.25% LIBOR floor), due 12/20/2019)(3)(4)(16)	$9,000	$8,855	$8,748	0.2%
				8,855	8,748	0.2%
Hollander Sleep Products, LLC	Florida / Durable Consumer Products	Senior Secured Term Loan (9.00% (LIBOR + 8.00% with 1.00% LIBOR floor), due 10/21/2020)(3)(4)	22,444	22,444	22,444	0.6%
				22,444	22,444	0.6%
ICON Health & Fitness, Inc.	Utah / Durable Consumer Products	Senior Secured Note (11.875%, due 10/15/2016)(16)	16,100	16,103	16,100	0.4%
				16,103	16,100	0.4%
ICV-CSI Holdings, LLC	New York / Transportation	Membership Units (1.6 units)		1,639	2,400	0.1%
				1,639	2,400	0.1%
Instant Web, LLC	Minnesota / Media	Senior Secured Term Loan A (5.50% (LIBOR + 4.50% with 1.00% LIBOR floor), due 3/28/2019)(4)	146,363	146,363	146,363	4.0%
		Senior Secured Term Loan B (12.00% (LIBOR + 11.00% with 1.00% LIBOR floor), due 3/28/2019)(3)(4)	150,100	150,100	150,100	4.0%
		Senior Secured Term Loan C (12.75% (LIBOR + 11.75% with 1.00% LIBOR floor), due 3/28/2019)(4)	27,000	27,000	27,000	0.7%
		Delayed Draw Term Loan – $16,000 Commitment (expires 5/29/2016)(25)	—	—	—	—%
				323,463	323,463	8.7%
InterDent, Inc.	California / Healthcare	Senior Secured Term Loan A (6.25% (LIBOR + 5.25% with 1.00% LIBOR floor), due 8/3/2017)(4)	125,350	125,350	125,350	3.4%
		Senior Secured Term Loan B (11.25% (LIBOR + 10.25% with 1.00% LIBOR floor), due 8/3/2017)(3)(4)	131,125	131,125	131,125	3.5%
				256,475	256,475	6.9%
JAC Holding Corporation	Michigan / Transportation	Senior Secured Note (11.50%, due 10/1/2019)(16)	3,000	3,000	3,000	0.1%
				3,000	3,000	0.1%
Jefferson Mill CLO Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 15.65%)(11)(22)(48)	19,500	16,928	16,928	0.5%
				16,928	16,928	0.5%
JHH Holdings, Inc.	Texas / Healthcare	Second Lien Term Loan (11.25% (LIBOR + 10.00% with 1.25% LIBOR floor) plus 0.50% PIK, due 3/30/2019)(3)(4)	35,297	35,297	35,297	1.0%
				35,297	35,297	1.0%
LaserShip, Inc.	Virginia / Transportation	Senior Secured Term Loan A (10.25% (LIBOR + 8.25% with 2.00% LIBOR floor) plus 2.00% default interest, due 3/18/2019)(3)(4)	35,156	35,156	30,778	0.8%
		Senior Secured Term Loan B (10.25% (LIBOR + 8.25% with 2.00% LIBOR floor) plus 2.00% default interest, due 3/18/2019)(3)(4)	21,555	21,555	18,866	0.5%
		Delayed Draw Term Loan – $6,000 Commitment (expires 12/31/2016)(25)	—	—	—	—%
				56,711	49,644	1.3%
LCM XIV Ltd.	Cayman Islands / Structured Finance	Income Notes (Residual Interest, current yield 16.70%)(11)(22)	26,500	22,636	23,163	0.6%
				22,636	23,163	0.6%
Madison Park Funding IX, Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 21.64%)(11)(22)	31,110	23,663	25,804	0.7%
				23,663	25,804	0.7%

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

			June 30, 2015
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets

LEVEL 3 PORTFOLIO INVESTMENTS

Non-Control/Non-Affiliate Investments (less than 5.00% voting control)

Matrixx Initiatives, Inc.	New Jersey / Pharmaceuticals	Senior Secured Term Loan A (7.50% (LIBOR + 6.00% with 1.50% LIBOR floor), due 8/9/2018)(3)(4)	$34,389	$34,389	$34,026	0.9%
		Senior Secured Term Loan B (12.50% (LIBOR + 11.00% with 1.50% LIBOR floor), due 8/9/2018)(3)(4)	40,562	40,562	40,562	1.1%
				74,951	74,588	2.0%
Maverick Healthcare Equity, LLC	Arizona / Healthcare	Preferred Units (1,250,000 units)		1,252	2,190	0.1%
		Class A Common Units (1,250,000 units)		—	—	—%
				1,252	2,190	0.1%
Mountain View CLO 2013-I Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 18.47%)(11)(22)	43,650	37,168	40,480	1.1%
				37,168	40,480	1.1%
Mountain View CLO IX Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 15.43%)(11)(22)(48)	47,830	44,739	44,666	1.2%
				44,739	44,666	1.2%
Nathan's Famous, Inc.	New York / Food Products	Senior Secured Notes (10.00%, due 3/15/2020)(16)	3,000	3,000	3,000	0.1%
				3,000	3,000	0.1%
NCP Finance Limited Partnership(23)	Ohio / Consumer Finance	Subordinated Secured Term Loan (11.00% (LIBOR + 9.75% with 1.25% LIBOR floor), due 9/30/2018)(3)(4)(16)(22)	16,305	16,065	16,305	0.4%
				16,065	16,305	0.4%
New Century Transportation, Inc.	New Jersey / Transportation	Senior Subordinated Term Loan (12.00% (LIBOR + 10.00% with 2.00% LIBOR floor) plus 4.00% PIK, in non-accrual status effective 4/1/2014, due 2/3/2018)(4)	187	187	—	—%
				187	—	—%
Nixon, Inc.	California / Durable Consumer Products	Senior Secured Term Loan (8.75% plus 2.75% PIK, due 4/16/2018)(3)(16)	13,925	13,749	13,616	0.4%
				13,749	13,616	0.4%
Octagon Investment Partners XV, Ltd.	Cayman Islands / Structured Finance	Income Notes (Residual Interest, current yield 20.72%)(11)(22)	28,571	24,515	26,461	0.7%
				24,515	26,461	0.7%
Onyx Payments(44)	Texas / Diversified Financial Services	Revolving Line of Credit – $5,000 Commitment (9.00% (LIBOR + 8.00% with 1.00% LIBOR floor), due 9/10/2015)(4)(25)(26)	2,000	2,000	2,000	0.1%
		Senior Secured Term Loan A (6.50% (LIBOR + 5.50% with 1.00% LIBOR floor), due 9/10/2019)(3)(4)	52,050	52,050	52,050	1.4%
		Senior Secured Term Loan B (13.50% (LIBOR + 12.50% with 1.00% LIBOR floor), due 9/10/2019)(4)	59,389	59,389	59,389	1.6%
				113,439	113,439	3.1%
Pacific World Corporation	California / Personal & Nondurable Consumer Products	Revolving Line of Credit – $15,000 Commitment (8.00% (LIBOR + 7.00% with 1.00% LIBOR floor), due 9/26/2020)(4)(25)(26)	6,500	6,500	6,500	0.2%
		Senior Secured Term Loan A (6.00% (LIBOR + 5.00% with 1.00% LIBOR floor), due 9/26/2020)(4)	99,250	99,250	95,400	2.6%
		Senior Secured Term Loan B (10.00% (LIBOR + 9.00% with 1.00% LIBOR floor), due 9/26/2020)(3)(4)	99,250	99,250	81,772	2.2%
				205,000	183,672	5.0%
Pelican Products, Inc.	California / Durable Consumer Products	Second Lien Term Loan (9.25% (LIBOR + 8.25% with 1.00% LIBOR floor), due 4/9/2021)(4)(16)	17,500	17,484	17,500	0.5%
				17,484	17,500	0.5%

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

			June 30, 2015
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets

LEVEL 3 PORTFOLIO INVESTMENTS

Non-Control/Non-Affiliate Investments (less than 5.00% voting control)

PGX Holdings, Inc.(28)	Utah / Consumer Services	Second Lien Term Loan (10.00% (LIBOR + 9.00% with 1.00% LIBOR floor), due 9/29/2021)(3)(4)	$135,000	$135,000	$135,000	3.6%
				135,000	135,000	3.6%
Photonis Technologies SAS	France / Aerospace & Defense	First Lien Term Loan (8.50% (LIBOR + 7.50% with 1.00% LIBOR floor), due 9/18/2019)(4)(16)(22)	10,369	10,145	9,734	0.3%
				10,145	9,734	0.3%
Pinnacle (US) Acquisition Co. Limited	Texas / Software & Computer Services	Second Lien Term Loan (10.50% (LIBOR + 9.25% with 1.25% LIBOR floor), due 8/3/2020)(4)(16)	7,037	6,890	6,612	0.2%
				6,890	6,612	0.2%
PlayPower, Inc.	North Carolina / Durable Consumer Products	Second Lien Term Loan (9.75% (LIBOR + 8.75% with 1.00% LIBOR floor), due 6/23/2022)(4)(16)	10,000	9,850	9,850	0.3%
				9,850	9,850	0.3%
Prime Security Services Borrower, LLC	Illinois / Consumer Services	Second Lien Term Loan (9.75% (LIBOR + 8.75% with 1.00% LIBOR floor), due 7/1/2022)(4)(16)	10,000	9,850	9,850	0.3%
				9,850	9,850	0.3%
PrimeSport, Inc.	Georgia / Hotels, Restaurants & Leisure	Revolving Line of Credit – $15,000 Commitment (9.50% (LIBOR + 8.50% with 1.00% LIBOR floor), due 7/31/2015)(4)(25)(26)	13,800	13,800	13,800	0.4%
		Senior Secured Term Loan A (7.00% (LIBOR + 6.00% with 1.00% LIBOR floor), due 2/11/2021)(3)(4)	54,227	54,227	54,227	1.4%
		Senior Secured Term Loan B (12.00% (LIBOR + 11.00% with 1.00% LIBOR floor), due 2/11/2021)(3)(4)	74,500	74,500	74,500	2.0%
				142,527	142,527	3.8%
Prince Mineral Holding Corp.	New York / Metal Services & Minerals	Senior Secured Term Loan (11.50%, due 12/15/2019)(16)	10,000	9,915	9,458	0.3%
				9,915	9,458	0.3%
Rocket Software, Inc.	Massachusetts / Software & Computer Services	Second Lien Term Loan (10.25% (LIBOR + 8.75% with 1.50% LIBOR floor), due 2/8/2019)(3)(4)(16)	20,000	19,801	20,000	0.5%
				19,801	20,000	0.5%
Royal Holdings, Inc.	Indiana / Chemicals	Second Lien Term Loan (8.50% (LIBOR + 7.50% with 1.00% LIBOR floor), due 6/19/2023)(4)(16)	5,000	4,963	5,000	0.1%
				4,963	5,000	0.1%
Ryan, LLC	Texas / Business Services	Subordinated Unsecured Notes (12.00% (LIBOR + 9.00% with 3.00% LIBOR floor) plus 3.00% PIK, due 6/30/2018)(4)	72,701	72,701	72,701	2.0%
				72,701	72,701	2.0%
Security Alarm Financing Enterprises, L.P.(45)	California / Consumer Services	Subordinated Unsecured Notes (11.50% (LIBOR + 9.50% with 2.00% LIBOR floor), due 12/19/2020)(4)	25,000	25,000	25,000	0.7%
				25,000	25,000	0.7%
SESAC Holdco II LLC	Tennessee / Media	Second Lien Term Loan (9.00% (LIBOR + 8.00% with 1.00% LIBOR floor), due 4/22/2021)(3)(4)(16)	10,000	9,854	9,925	0.3%
				9,854	9,925	0.3%
Small Business Whole Loan Portfolio(19)	New York / Online Lending	40 small business loans purchased from Direct Capital Corporation	492	492	362	—%
		2,306 small business loans purchased from On Deck Capital, Inc.	50,066	50,066	50,530	1.4%
				50,558	50,892	1.4%

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

			June 30, 2015
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets

LEVEL 3 PORTFOLIO INVESTMENTS

Non-Control/Non-Affiliate Investments (less than 5.00% voting control)

Spartan Energy Services, Inc.	Louisiana / Oil & Gas Services	Senior Secured Term Loan A (7.00% (LIBOR + 6.00% with 1.00% LIBOR floor), due 12/28/2017)(3)(4)	$13,422	$13,422	$12,973	0.3%
		Senior Secured Term Loan B (11.00% (LIBOR + 10.00% with 1.00% LIBOR floor), due 12/28/2017)(3)(4)	13,935	13,935	13,664	0.4%
				27,357	26,637	0.7%
Speedy Group Holdings Corp.	Canada / Consumer Finance	Senior Unsecured Notes (12.00%, due 11/15/2017)(16)(22)	15,000	15,000	15,000	0.4%
				15,000	15,000	0.4%
Stauber Performance Ingredients, Inc.	California / Food Products	Senior Secured Term Loan A (7.50% (LIBOR + 6.50% with 1.00% LIBOR floor), due 11/25/2019)(3)(4)	9,561	9,561	9,561	0.2%
		Senior Secured Term Loan B (10.50% (LIBOR + 9.50% with 1.00% LIBOR floor), due 11/25/2019)(3)(4)	9,799	9,799	9,799	0.3%
				19,360	19,360	0.5%
Stryker Energy, LLC	Ohio / Oil & Gas Production	Overriding Royalty Interests(18)	—	—	—	—%
				—	—	—%
Sudbury Mill CLO Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 15.92%)(11)(22)	28,200	22,562	24,425	0.7%
				22,562	24,425	0.7%
Symphony CLO IX Ltd.	Cayman Islands / Structured Finance	Preference Shares (Residual Interest, current yield 20.76%)(11)(22)	45,500	34,797	40,034	1.1%
				34,797	40,034	1.1%
Symphony CLO XIV Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 12.24%)(11)(22)(48)	49,250	44,018	45,641	1.2%
				44,018	45,641	1.2%
Symphony CLO XV, Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 11.72%)(11)(22)	50,250	46,994	46,452	1.3%
				46,994	46,452	1.3%
System One Holdings, LLC	Pennsylvania / Business Services	Senior Secured Term Loan (10.50% (LIBOR + 9.50% with 1.00% LIBOR floor), due 11/17/2020)(3)(4)	68,146	68,146	68,146	1.8%
		Delayed Draw Term Loan – $11,500 Commitment (expires 12/31/2015)(25)	—	—	—	—%
				68,146	68,146	1.8%
Targus Group International, Inc.	California / Durable Consumer Products	First Lien Term Loan (11.75% (PRIME + 8.50%) plus 1.00% PIK and 2.00% default interest, due 5/24/2016)(4)(16)	21,487	21,378	17,233	0.5%
				21,378	17,233	0.5%
TB Corp.	Texas / Hotels, Restaurants & Leisure	Senior Subordinated Note (12.00% plus 1.50% PIK, due 12/19/2018)(3)	23,628	23,628	23,628	0.6%
				23,628	23,628	0.6%
Therakos, Inc.	New Jersey / Healthcare	Second Lien Term Loan (10.75% (LIBOR + 9.50% with 1.25% LIBOR floor), due 6/27/2018)(4)(16)	13,000	12,808	13,000	0.4%
				12,808	13,000	0.4%
Tolt Solutions, Inc.	South Carolina / Business Services	Senior Secured Term Loan A (7.00% (LIBOR + 6.00% with 1.00% LIBOR floor), due 3/7/2019)(3)(4)	47,802	47,802	45,548	1.2%
		Senior Secured Term Loan B (12.00% (LIBOR + 11.00% with 1.00% LIBOR floor), due 3/7/2019)(3)(4)	48,900	48,900	46,155	1.2%
				96,702	91,703	2.4%
TouchTunes Interactive Networks, Inc.	New York / Media	Second Lien Term Loan (9.25% (LIBOR + 8.25% with 1.00% LIBOR floor), due 5/29/2022)(4)(16)	5,000	4,925	4,925	0.1%
				4,925	4,925	0.1%

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

			June 30, 2015
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets

LEVEL 3 PORTFOLIO INVESTMENTS

Non-Control/Non-Affiliate Investments (less than 5.00% voting control)

Traeger Pellet Grills LLC	Oregon / Durable Consumer Products	Senior Secured Term Loan A (6.50% (LIBOR + 4.50% with 2.00% LIBOR floor), due 6/18/2018)(3)(4)	$35,644	$35,644	$35,644	1.0%
		Senior Secured Term Loan B (11.50% (LIBOR + 9.50% with 2.00% LIBOR floor), due 6/18/2018)(3)(4)	36,881	36,881	36,881	1.0%
				72,525	72,525	2.0%
Transaction Network Services, Inc.	Virginia / Telecommunication Services	Second Lien Term Loan (9.00% (LIBOR + 8.00% with 1.00% LIBOR floor), due 8/14/2020)(4)(16)	4,595	4,573	4,595	0.1%
				4,573	4,595	0.1%
Trinity Services Group, Inc.(14)	Florida / Food Products	Senior Secured Term Loan A (6.50% (LIBOR + 5.50% with 1.00% LIBOR floor), due 8/13/2019)(4)	9,825	9,825	9,825	0.3%
		Senior Secured Term Loan B (11.50% (LIBOR + 10.50% with 1.00% LIBOR floor), due 8/13/2019)(3)(4)	100,000	100,000	100,000	2.7%
				109,825	109,825	3.0%
United Sporting Companies, Inc.(5)	South Carolina / Durable Consumer Products	Second Lien Term Loan (12.75% (LIBOR + 11.00% with 1.75% LIBOR floor), due 5/16/2018)(3)(4)	158,238	158,238	145,618	3.9%
				158,238	145,618	3.9%
United States Environmental Services, LLC	Texas / Commercial Services	Senior Secured Term Loan A (6.50% (LIBOR + 5.50% with 1.00% LIBOR floor) plus 2.00% default interest, due 3/31/2019)(3)(4)	23,250	23,250	21,551	0.6%
		Senior Secured Term Loan B (11.50% (LIBOR + 10.50% with 1.00% LIBOR floor) plus 2.00% default interest, due 3/31/2019)(3)(4)	36,000	36,000	33,406	0.9%
				59,250	54,957	1.5%
USG Intermediate, LLC	Texas / Durable Consumer Products	Revolving Line of Credit – $5,000 Commitment (10.00% (LIBOR + 9.00% with 1.00% LIBOR floor), due 4/15/2016)(4)(25)(26)	—	—	—	—%
		Senior Secured Term Loan A (7.50% (LIBOR + 6.50% with 1.00% LIBOR floor), due 4/15/2020)(3)(4)	21,587	21,587	21,587	0.6%
		Senior Secured Term Loan B (12.50% (LIBOR + 11.50% with 1.00% LIBOR floor), due 4/15/2020)(3)(4)	21,695	21,695	21,695	0.6%
		Equity		1	—	—%
				43,283	43,282	1.2%
Venio LLC	Pennsylvania / Business Services	Second Lien Term Loan (12.00% (LIBOR + 9.50% with 2.50% LIBOR floor), due 2/19/2020)(3)(4)	17,000	17,000	16,042	0.4%
				17,000	16,042	0.4%
Voya CLO 2012-2, Ltd.	Cayman Islands / Structured Finance	Income Notes (Residual Interest, current yield 19.32%)(11)(22)	38,070	30,002	32,391	0.9%
				30,002	32,391	0.9%
Voya CLO 2012-3, Ltd.	Cayman Islands / Structured Finance	Income Notes (Residual Interest, current yield 16.87%)(11)(22)	46,632	37,208	38,465	1.0%
				37,208	38,465	1.0%
Voya CLO 2012-4, Ltd.	Cayman Islands / Structured Finance	Income Notes (Residual Interest, current yield 19.40%)(11)(22)	40,613	32,918	34,977	0.9%
				32,918	34,977	0.9%
Voya CLO 2014-1, Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 15.25%)(11)(22)(48)	32,383	28,886	29,170	0.8%
				28,886	29,170	0.8%
Washington Mill CLO Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 14.28%)(11)(22)(48)	22,600	19,542	20,137	0.5%
				19,542	20,137	0.5%

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

			June 30, 2015
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets

LEVEL 3 PORTFOLIO INVESTMENTS

Non-Control/Non-Affiliate Investments (less than 5.00% voting control)

Water Pik, Inc.	Colorado / Personal & Nondurable Consumer Products	Second Lien Term Loan (9.75% (LIBOR + 8.75% with 1.00% LIBOR floor), due 1/8/2021)(4)(16)	$9,147	$8,796	$9,147	0.2%
				8,796	9,147	0.2%
Wheel Pros, LLC	Colorado / Business Services	Senior Subordinated Secured Note (11.00% (LIBOR + 7.00% with 4.00% LIBOR floor), due 6/29/2020)(3)(4)	12,000	12,000	12,000	0.3%
		Delayed Draw Term Loan – $3,000 Commitment (expires 12/30/2015)(25)	—	—	—	—%
				12,000	12,000	0.3%
Wind River Resources Corporation(39)	Utah / Oil & Gas Production	Senior Secured Note (13.00% (LIBOR + 7.50% with 5.50% LIBOR floor) plus 3.00% default interest on principal and 16.00% default interest on past due interest, in non-accrual status effective 12/1/2008, past due)(4)	3,000	3,000	—	—%
		Net Profits Interest (5% of Equity Distributions)(7)		—	—	—%
				3,000	—	—%
Total Non-Control/Non-Affiliate Investments (Level 3)				$4,619,519	$4,589,151	124.0%

Total Level 3 Portfolio Investments				$6,559,313	$6,609,298	178.5%

LEVEL 1 PORTFOLIO INVESTMENTS

Non-Control/Non-Affiliate Investments (less than 5.00% voting control)

Dover Saddlery, Inc.	Massachusetts / Retail	Common Stock (30,974 shares)	$63	$260	—%
			63	260	—%
Total Non-Control/Non-Affiliate Investments (Level 1)			$63	$260	—%

Total Non-Control/Non-Affiliate Investments			$4,619,582	$4,589,411	124.0%

Total Portfolio Investments			$6,559,376	$6,609,558	178.5%

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

			June 30, 2014
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets

LEVEL 3 PORTFOLIO INVESTMENTS

Control Investments (greater than 25.00% voting control)(51)

AMU Holdings Inc.(27)	Pennsylvania / Property Management	Senior Secured Term Loan A to Airmall Inc. (12.00% (LIBOR + 9.00% with 3.00% LIBOR floor), due 6/30/2015)(3)(4)	$27,587	$27,587	$27,587	0.8%
		Senior Secured Term Loan B to Airmall Inc. (12.00% plus 6.00% PIK, due 12/31/2015)	19,993	19,993	17,697	0.5%
		Series A Preferred Stock of AMU Holdings Inc. (9,919.684 shares)		9,920	—	—%
		Common Stock of AMU Holdings Inc. (100 shares)		—	—	—%
				57,500	45,284	1.3%
APH Property Holdings, LLC(32)	Various / Real Estate	Senior Term Loan to American Property REIT Corp. (6.00% (LIBOR + 4.00% with 2.00% LIBOR floor) plus 5.50% PIK, due 4/1/2019)(4)	167,743	167,743	167,743	4.6%
		Membership Interest in APH Property Holdings, LLC		35,024	38,416	1.1%
				202,767	206,159	5.7%
Arctic Oilfield Equipment USA, Inc.(30)	Wyoming / Oil & Gas Services	Senior Secured Term Loan to Arctic Energy Services, LLC (12.00% (LIBOR + 9.00% with 3.00% LIBOR floor), due 5/5/2019)(4)	31,640	31,640	31,640	0.9%
		Senior Subordinated Term Loan to Arctic Energy Services, LLC (14.00% (LIBOR + 11.00% with 3.00% LIBOR floor), due 5/5/2019)(4)	20,230	20,230	20,230	0.6%
		Common Stock of Arctic Oilfield Equipment USA, Inc. (100 shares)		9,006	9,244	0.2%
				60,876	61,114	1.7%
ARRM Services, Inc.(42)	South Carolina / Manufacturing	Senior Secured Note to Ajax Rolled Ring & Machine, LLC (10.50% (LIBOR + 7.50% with 3.00% LIBOR floor), due 3/30/2018)(4)	19,337	19,337	19,337	0.5%
		Series B Preferred Stock of ARRM Services, Inc. (25,000 shares)		21,156	6,199	0.2%
		Series A Convertible Preferred Stock of ARRM Services, Inc. (6,142.60 shares)		6,057	—	—%
		Common Stock of ARRM Services, Inc. (6.00 shares)		—	—	—%
				46,550	25,536	0.7%
BXC Company, Inc. (f/k/a BXC Holding Company)(20)	Georgia / Textiles, Apparel & Luxury Goods	Senior Secured Term Loan A to Boxercraft Incorporated (10.00% plus 1.00% PIK, in non-accrual status effective 1/1/2014, due 9/15/2015)	1,629	1,621	1,629	0.1%
		Senior Secured Term Loan B to Boxercraft Incorporated (10.00% plus 1.00% PIK, in non-accrual status effective 1/1/2014, due 9/15/2015)	4,942	4,917	486	—%
		Senior Secured Term Loan C to Boxercraft Incorporated (10.00% plus 1.00% PIK, in non-accrual status effective 1/1/2014, due 9/15/2015)	2,395	2,383	—	—%
		Senior Secured Term Loan D to Boxercraft Incorporated (10.00% plus 1.00% PIK, in non-accrual status effective 4/18/2014, due 9/15/2015)	301	300	—	—%
		Senior Secured Term Loan to Boxercraft Incorporated (10.00% plus 1.00% PIK, in non-accrual status effective 1/1/2014, due 9/15/2015)	8,410	8,227	—	—%
		Series A Preferred Stock of BXC Company, Inc. (12,520,000 shares)		—	—	—%
		Series B Preferred Stock of BXC Company, Inc. (2,400,000 shares)		—	—	—%
		Common Stock of BXC Company, Inc. (138,250 shares)		—	—	—%
		Warrant (to purchase 15% of all classes of equity of BXC Company, Inc., expires 8/31/2022)		—	—	—%
				17,448	2,115	0.1%

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

			June 30, 2014
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets

LEVEL 3 PORTFOLIO INVESTMENTS

Control Investments (greater than 25.00% voting control)(51)

CCPI Holdings Inc.(33)	Ohio / Manufacturing	Senior Secured Term Loan A to CCPI Inc. (10.00%, due 12/31/2017)(3)	$17,213	$17,213	$17,213	0.5%
		Senior Secured Term Loan B to CCPI Inc. (12.00% plus 7.00% PIK, due 12/31/2017)	8,245	8,245	8,245	0.2%
		Common Stock of CCPI Holdings Inc. (100 shares)		8,579	7,136	0.2%
				34,037	32,594	0.9%
CP Holdings of Delaware LLC(38)	Oklahoma / Oil & Gas Services	Senior Secured Term Loan A to CP Well Testing, LLC (7.00% (LIBOR + 5.00% with 2.00% LIBOR floor), due 4/1/2019)(4)	11,035	11,035	11,035	0.3%
		Senior Secured Term Loan B to CP Well Testing, LLC (10.00% (LIBOR + 8.00% with 2.00% LIBOR floor) plus 7.50% PIK, due 4/1/2019)(4)	72,238	72,238	72,238	2.0%
		Second Lien Term Loan to CP Well Testing, LLC (9.00% (LIBOR + 7.00% with 2.00% LIBOR floor) plus 9.00% PIK, due 4/1/2019)(4)	15,000	15,000	15,000	0.4%
		Membership Interest in CP Holdings of Delaware LLC		15,228	31,846	0.9%
				113,501	130,119	3.6%
Credit Central Holdings of Delaware, LLC(34)	Ohio / Consumer Finance	Subordinated Term Loan to Credit Central Loan Company, LLC (10.00% plus 10.00% PIK, due 6/26/2019)(22)	36,333	36,333	36,333	1.0%
		Membership Interest in Credit Central Holdings of Delaware, LLC(22)		13,670	14,099	0.4%
				50,003	50,432	1.4%
Echelon Aviation LLC	New York / Aerospace & Defense	Senior Secured Term Loan to Echelon Aviation LLC (11.75% (LIBOR + 9.75% with 2.00% LIBOR floor) plus 2.25% PIK, due 3/31/2022)(4)	78,521	78,521	78,521	2.2%
		Membership Interest in Echelon Aviation LLC		14,107	14,107	0.4%
				92,628	92,628	2.6%
Energy Solutions Holdings Inc.(8)	Texas / Oil & Gas Services	Senior Secured Note to Vessel Company, LLC (18.00%, due 12/12/2016)	3,500	3,500	3,500	0.1%
		Senior Secured Note to Vessel Company II, LLC (13.00%, due 11/25/2018)	13,000	12,504	12,504	0.4%
		Senior Secured Note to Vessel Company III, LLC (13.00%, due 12/3/2018)	16,000	16,000	16,000	0.4%
		Senior Secured Note to Yatesville Coal Company, LLC (in non-accrual status effective 1/1/2009, past due)	1,449	1,449	—	—%
		Common Stock of Energy Solutions Holdings Inc. (100 shares)		8,293	—	—%
				41,746	32,004	0.9%
First Tower Holdings of Delaware LLC(29)	Mississippi / Consumer Finance	Subordinated Term Loan to First Tower, LLC (10.00% plus 7.00% PIK, due 6/24/2019)(22)	251,246	251,246	251,246	6.9%
		Membership Interest in First Tower Holdings of Delaware LLC(22)		68,405	75,539	2.1%
				319,651	326,785	9.0%
Gulf Coast Machine & Supply Company	Texas / Manufacturing	Senior Secured Term Loan to Gulf Coast Machine & Supply Company (10.50% (LIBOR + 8.50% with 2.00% LIBOR floor) plus 2.00% default interest on principal, due 10/12/2017)(4)	17,500	17,500	14,459	0.4%
		Series A Convertible Preferred Stock of Gulf Coast Machine & Supply Company (99,900 shares)		25,950	—	—%
				43,450	14,459	0.4%

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

			June 30, 2014
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets

LEVEL 3 PORTFOLIO INVESTMENTS

Control Investments (greater than 25.00% voting control)(51)

Harbortouch Holdings of Delaware Inc.(43)	Pennsylvania / Business Services	Senior Secured Term Loan A to Harbortouch Payments, LLC (9.00% (LIBOR + 7.00% with 2.00% LIBOR floor), due 9/30/2017)(4)	$130,796	$130,796	$130,796	3.6%
		Senior Secured Term Loan B to Harbortouch Payments, LLC (5.50% (LIBOR + 4.00% with 1.50% LIBOR floor) plus 5.50% PIK, due 3/31/2018)(4)	137,226	137,226	137,226	3.8%
		Common Stock of Harbortouch Holdings of Delaware Inc. (100 shares)		10,672	23,292	0.6%
				278,694	291,314	8.0%
The Healing Staff, Inc.(9)	North Carolina / Contracting	Secured Promissory Notes to The Healing Staff, Inc. and Vets Securing America, Inc. (15.00%, in non-accrual status effective 12/22/2010, past due)	1,688	1,686	—	—%
		Senior Demand Note to The Healing Staff, Inc. (15.00%, in non-accrual status effective 11/1/2010, past due)	1,170	1,170	—	—%
		Common Stock of The Healing Staff, Inc. (1,000 shares)		—	—	—%
		Common Stock of Vets Securing America, Inc. (1,500 shares)		975	—	—%
				3,831	—	—%
Manx Energy, Inc.(6)	Kansas / Oil & Gas Production	Senior Secured Note to Manx Energy, Inc. (13.00%, in non-accrual status effective 1/19/2010, past due)	50	50	—	—%
		Series A-1 Preferred Stock of Manx Energy, Inc. (6,635 shares)		—	—	—%
		Common Stock of Manx Energy, Inc. (17,082 shares)		—	—	—%
				50	—	—%
MITY Holdings of Delaware Inc.(17)	Utah / Durable Consumer Products	Revolving Line of Credit to MITY, Inc. – $7,500 Commitment (9.50% (LIBOR + 7.00% with 2.50% LIBOR floor), due 12/23/2014)(4)(25)(26)	—	—	—	—%
		Senior Secured Note A to MITY, Inc. (10.00% (LIBOR + 7.00% with 3.00% LIBOR floor), due 3/19/2019)(3)(4)	18,250	18,250	18,250	0.5%
		Senior Secured Note B to MITY, Inc. (10.00% (LIBOR + 7.00% with 3.00% LIBOR floor) plus 10.00% PIK, due 3/19/2019)(4)	15,769	15,769	15,769	0.4%
		Common Stock of MITY Holdings of Delaware Inc. (100 shares)		14,143	15,270	0.4%
				48,162	49,289	1.3%
Nationwide Acceptance Holdings LLC(36)	Illinois / Consumer Finance	Senior Subordinated Term Loan to Nationwide Acceptance LLC (10.00% plus 10.00% PIK, due 6/18/2019)(22)	14,820	14,820	14,820	0.4%
		Membership Interest in Nationwide Acceptance Holdings LLC(22)		14,331	15,103	0.4%
				29,151	29,923	0.8%
NMMB Holdings, Inc.(24)	New York / Media	Senior Secured Note to NMMB, Inc. (14.00%, due 5/6/2016)	3,714	3,714	2,183	0.1%
		Senior Secured Note to Armed Forces Communications, Inc. (14.00%, due 5/6/2016)	7,000	7,000	4,114	0.1%
		Series B Convertible Preferred Stock of NMMB Holdings, Inc. (8,086 shares)		8,086	—	—%
		Series A Preferred Stock of NMMB Holdings, Inc. (4,400 shares)		4,400	—	—%
				23,200	6,297	0.2%

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

			June 30, 2014
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets

LEVEL 3 PORTFOLIO INVESTMENTS

Control Investments (greater than 25.00% voting control)(51)

NPH Property Holdings, LLC(40)	Various	Senior Term Loan to National Property REIT Corp. (6.00% (LIBOR + 4.00% with 2.00% LIBOR floor) plus 5.50% PIK, due 4/1/2019)(4)	$105,309	$105,309	$105,309	2.9%
		Membership Interest in NPH Property Holdings, LLC		21,290	19,202	0.5%
				126,599	124,511	3.4%
R-V Industries, Inc.	Pennsylvania / Manufacturing	Senior Subordinated Note to R-V Industries, Inc. (10.00% (LIBOR + 9.00% with 1.00% LIBOR floor), due 6/12/2018)(3)(4)	30,411	30,411	30,411	0.8%
		Common Stock of R-V Industries, Inc. (545,107 shares)		5,087	19,989	0.6%
		Warrant (to purchase 200,000 shares of Common Stock of R-V Industries, expires 6/30/2017)		1,682	7,334	0.2%
				37,180	57,734	1.6%
STI Holding, Inc.(21)	California / Manufacturing	Revolving Line of Credit to Borga, Inc. – $1,150 Commitment (5.00% (PRIME + 1.75%), in non-accrual status effective 3/2/2010, past due)(4)(25)	1,150	1,095	436	—%
		Senior Secured Term Loan B to Borga, Inc. (8.50% (PRIME + 5.25%), in non-accrual status effective 3/2/2010, past due)(4)	1,612	1,501	—	—%
		Senior Secured Term Loan C to Borga, Inc. (12.00% plus 4.00% PIK, in non-accrual status effective 3/2/2010, past due)	10,016	581	—	—%
		Common Stock of STI Holding, Inc. (100 shares)		—	—	—%
		Warrant (to purchase 33,750 shares of Common Stock of Borga, Inc., expires 5/6/2015)		—	—	—%
				3,177	436	—%
UPH Property Holdings, LLC(41)	Various / Real Estate	Senior Term Loan to United Property REIT Corp. (6.00% (LIBOR + 4.00% with 2.00% LIBOR floor) plus 5.50% PIK, due 4/1/2019)(4)	19,027	19,027	19,027	0.5%
		Membership Interest in UPH Property Holdings, LLC		5,113	5,539	0.2%
				24,140	24,566	0.7%
Valley Electric Holdings I, Inc.(35)	Washington / Construction & Engineering	Senior Secured Note to Valley Electric Co. of Mt. Vernon, Inc. (8.00% (LIBOR + 5.00% with 3.00% LIBOR floor) plus 2.50% PIK, due 12/31/2017)(3)(4)	10,081	10,081	10,081	0.3%
		Senior Secured Note to Valley Electric Company, Inc. (10.00% plus 8.5% PIK, due 12/31/2018)	20,500	20,500	20,500	0.6%
		Common Stock of Valley Electric Holdings I, Inc. (100 shares)		26,279	2,975	—%
				56,860	33,556	0.9%
Wolf Energy Holdings Inc.(12)	Kansas / Oil & Gas Production	Senior Secured Promissory Note to Wolf Energy, LLC secured by assets formerly owned by H&M (18.00%, in non-accrual status effective 4/15/2013, due 4/15/2018)(37)	22,000	—	3,386	0.1%
		Senior Secured Note to Appalachian Energy LLC (8.00%, in non-accrual status effective 1/19/2010, past due)(6)	2,865	2,000	—	—%
		Senior Secured Note to Appalachian Energy LLC (8.00%, in non-accrual status, past due)(6)	56	50	—	—%
		Senior Secured Note to Coalbed, LLC (8.00%, in non-accrual status effective 1/19/2010, past due)(6)	8,595	5,991	—	—%
		Common Stock of Wolf Energy Holdings Inc. (100 shares)		—	—	—%
		Net Profits Interest in Wolf Energy, LLC (8% of Equity Distributions)(7)		—	213	—%
				8,041	3,599	0.1%
Total Control Investments				$1,719,242	$1,640,454	45.3%
See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

			June 30, 2014
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets

LEVEL 3 PORTFOLIO INVESTMENTS

Affiliate Investments (5.00% to 24.99% voting control)(52)

BNN Holdings Corp.	Michigan / Healthcare	Senior Secured Note (10.00% (LIBOR + 8.00% with 2.00% LIBOR floor), due 12/17/2017)(3)(4)	$28,950	$28,950	$28,950	0.8%
		Series A Preferred Stock (9,925.455 shares)(13)		2,300	2,614	0.1%
		Series B Preferred Stock (1,753.636 shares)(13)		579	557	—%
				31,829	32,121	0.9%
Total Affiliate Investments				$31,829	$32,121	0.9%

Non-Control/Non-Affiliate Investments (less than 5.00% voting control)

Aderant North America, Inc.	Georgia / Software & Computer Services	Second Lien Term Loan (10.00% (LIBOR + 8.75% with 1.25% LIBOR floor), due 6/20/2019)(4)(16)	$7,000	$6,914	$7,000	0.2%
				6,914	7,000	0.2%
Aircraft Fasteners International, LLC	California / Machinery	Class A Units (32,500 units)		396	505	—%
				396	505	—%
ALG USA Holdings, LLC	Pennsylvania / Hotels, Restaurants & Leisure	Second Lien Term Loan (10.25% (LIBOR + 9.00% with 1.25% LIBOR floor), due 2/28/2020)(4)(16)	12,000	11,792	12,000	0.3%
				11,792	12,000	0.3%
Allied Defense Group, Inc.	Virginia / Aerospace & Defense	Common Stock (10,000 shares)		5	—	—%
				5	—	—%
American Broadband Holding Company and Cameron Holdings of NC, Inc.	North Carolina / Telecommunication Services	Senior Secured Term Loan B (11.00% (LIBOR + 9.75% with 1.25% LIBOR floor), due 9/30/2018)(3)(4)	74,654	74,654	74,654	2.1%
				74,654	74,654	2.1%
American Gilsonite Company	Utah / Metal Services & Minerals	Second Lien Term Loan (11.50%, due 9/1/2017)(16)	38,500	38,500	38,500	1.1%
		Membership Interest (99.9999%)(15)		—	3,477	0.1%
				38,500	41,977	1.2%
Apidos CLO IX	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 18.84%)(11)(22)	20,525	18,444	19,903	0.5%
				18,444	19,903	0.5%
Apidos CLO XI	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 15.02%)(11)(22)	38,340	33,937	37,087	1.0%
				33,937	37,087	1.0%
Apidos CLO XII	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 15.82%)(11)(22)	44,063	42,042	42,499	1.2%
				42,042	42,499	1.2%
Apidos CLO XV	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 14.21%)(11)(22)	36,515	37,038	36,715	1.0%
				37,038	36,715	1.0%
Arctic Glacier U.S.A., Inc.	Minnesota / Food Products	Second Lien Term Loan (10.50% (LIBOR + 9.25% with 1.25% LIBOR floor), due 11/10/2019)(3)(4)	150,000	150,000	150,000	4.1%
				150,000	150,000	4.1%

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

			June 30, 2014
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets

LEVEL 3 PORTFOLIO INVESTMENTS

Non-Control/Non-Affiliate Investments (less than 5.00% voting control)

Ark-La-Tex Wireline Services, LLC	Louisiana / Oil & Gas Services	Senior Secured Term Loan A (6.50% (LIBOR + 5.50% with 1.00% LIBOR floor), due 4/8/2019)(4)	$26,831	$26,831	$26,831	0.7%
		Senior Secured Term Loan B (10.50% (LIBOR + 9.50% with 1.00% LIBOR floor), due 4/8/2019)(4)	26,831	26,831	26,831	0.7%
		Delayed Draw Term Loan – $5,000 Commitment (expires 10/8/2015)(4)(25)	—	—	—	—%
				53,662	53,662	1.4%
Armor Holding II LLC	New York / Diversified Financial Services	Second Lien Term Loan (10.25% (LIBOR + 9.00% with 1.25% LIBOR floor), due 12/26/2020)(3)(4)(16)	7,000	6,874	6,874	0.2%
				6,874	6,874	0.2%
Atlantis Health Care Group (Puerto Rico), Inc.	Puerto Rico / Healthcare	Revolving Line of Credit – $3,000 Commitment (13.00% (LIBOR + 11.00% with 2.00% LIBOR floor), due 8/21/2014)(4)(25)(26)	2,350	2,350	2,350	0.1%
		Senior Term Loan (10.00% (LIBOR + 8.00% with 2.00% LIBOR floor), due 2/21/2018)(3)(4)	38,957	38,957	34,102	0.9%
				41,307	36,452	1.0%
Babson CLO Ltd. 2011-I	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 12.44%)(11)(22)	35,000	33,591	33,801	0.9%
				33,591	33,801	0.9%
Babson CLO Ltd. 2012-I	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 13.35%)(11)(22)	29,075	23,471	26,401	0.7%
				23,471	26,401	0.7%
Babson CLO Ltd. 2012-II	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 11.33%)(11)(22)	27,850	26,764	27,230	0.8%
				26,764	27,230	0.8%
Blue Coat Systems, Inc.	Massachusetts / Software & Computer Services	Second Lien Term Loan (9.50% (LIBOR + 8.50% with 1.00% LIBOR floor), due 6/28/2020)(3)(4)(16)	11,000	10,902	11,000	0.3%
				10,902	11,000	0.3%
Broder Bros., Co.	Pennsylvania / Textiles, Apparel & Luxury Goods	Senior Secured Notes (10.25% (LIBOR + 9.00% with 1.25% LIBOR floor), due 4/8/2019)(3)(4)(46)	257,575	257,575	257,575	7.1%
				257,575	257,575	7.1%
Brookside Mill CLO Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 19.62%)(11)(22)	26,000	22,613	25,081	0.7%
				22,613	25,081	0.7%
Byrider Systems Acquisition Corp.	Indiana / Auto Finance	Senior Subordinated Notes (12.00% plus 2.00% PIK, due 11/3/2016)(3)(22)	11,139	11,139	11,139	0.3%
				11,139	11,139	0.3%
Caleel + Hayden, LLC	Colorado / Personal & Nondurable Consumer Products	Membership Interest(31)		—	182	—%
		Escrow Receivable		—	118	—%
				—	300	—%
Capstone Logistics, LLC	Georgia / Commercial Services	Senior Secured Term Loan A (6.50% (LIBOR + 5.00% with 1.50% LIBOR floor), due 9/16/2016)(4)	92,085	92,085	92,085	2.6%
		Senior Secured Term Loan B (11.50% (LIBOR + 10.00% with 1.50% LIBOR floor), due 9/16/2016)(3)(4)	98,465	98,465	98,465	2.7%
				190,550	190,550	5.3%
Cent CLO 17 Limited	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 10.10%)(11)(22)	24,870	21,999	23,896	0.7%
				21,999	23,896	0.7%

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

			June 30, 2014
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets

LEVEL 3 PORTFOLIO INVESTMENTS

Non-Control/Non-Affiliate Investments (less than 5.00% voting control)

Cent CLO 20 Limited	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 10.83%)(11)(22)	$40,275	$40,483	$40,259	1.1%
				40,483	40,259	1.1%
Cent CLO 21 Limited	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 15.47%)(11)(22)(48)	48,528	46,597	46,154	1.3%
				46,597	46,154	1.3%
CIFC Funding 2011-I, Ltd.	Cayman Islands / Structured Finance	Class D Senior Secured Notes (5.23% (LIBOR + 5.00%, due 1/19/2023)(4)(22)	19,000	15,304	18,037	0.5%
		Class E Subordinated Notes (7.23% (LIBOR + 7.00%, due 1/19/2023)(4)(22)	15,400	12,814	15,162	0.4%
				28,118	33,199	0.9%
CIFC Funding 2013-III, Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 14.01%)(11)(22)	44,100	39,534	43,217	1.2%
				39,534	43,217	1.2%
CIFC Funding 2013-IV, Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 12.52%)(11)(22)	45,500	40,255	40,934	1.1%
				40,255	40,934	1.1%
Cinedigm DC Holdings, LLC	New York / Software & Computer Services	Senior Secured Term Loan (11.00% (LIBOR + 9.00% with 2.00% LIBOR floor) plus 2.50% PIK, due 3/31/2021)(4)	68,714	68,664	68,714	1.9%
				68,664	68,714	1.9%
The Copernicus Group, Inc.	North Carolina / Healthcare	Escrow Receivable		—	115	—%
				—	115	—%
Correctional Healthcare Holding Company, Inc.	Colorado / Healthcare	Second Lien Term Loan (11.25%, due 1/11/2020)(3)	27,100	27,100	27,642	0.8%
				27,100	27,642	0.8%
Coverall North America, Inc.	Florida / Commercial Services	Senior Secured Term Loan (11.50% (LIBOR + 8.50% with 3.00% LIBOR floor), due 12/17/2017)(3)(4)	51,210	51,210	51,210	1.4%
				51,210	51,210	1.4%
Crosman Corporation	New York / Manufacturing	Second Lien Term Loan (12.00% (LIBOR + 10.50% with 1.50% LIBOR floor), due 12/30/2019)(3)(4)	40,000	40,000	39,708	1.1%
				40,000	39,708	1.1%
CRT MIDCO, LLC	Wisconsin / Media	Senior Secured Term Loan (10.50% (LIBOR + 7.50% with 3.00% LIBOR floor), due 6/30/2017)(3)(4)	47,504	47,504	47,504	1.3%
				47,504	47,504	1.3%
Deltek, Inc.	Virginia / Software & Computer Services	Second Lien Term Loan (10.00% (LIBOR + 8.75% with 1.25% LIBOR floor), due 10/10/2019)(3)(4)(16)	12,000	11,852	12,000	0.3%
				11,852	12,000	0.3%
Diamondback Operating, LP	Oklahoma / Oil & Gas Production	Net Profits Interest (15% of Equity Distributions)(7)		—	—	—%
				—	—	—%
Edmentum, Inc.(47)	Minnesota / Consumer Services	Second Lien Term Loan (11.25% (LIBOR + 9.75% with 1.50% LIBOR floor), due 5/17/2019)(3)(4)(16)	50,000	48,439	50,000	1.4%
				48,439	50,000	1.4%
Empire Today, LLC	Illinois / Durable Consumer Products	Senior Secured Note (11.375%, due 2/1/2017)(16)	15,700	15,419	15,700	0.4%
				15,419	15,700	0.4%
Fischbein, LLC	North Carolina / Machinery	Escrow Receivable		—	116	—%
				—	116	—%

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

			June 30, 2014
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets

LEVEL 3 PORTFOLIO INVESTMENTS

Non-Control/Non-Affiliate Investments (less than 5.00% voting control)

Fleetwash, Inc.	New Jersey / Business Services	Senior Secured Term Loan A (6.50% (LIBOR + 5.50% with 1.00% LIBOR floor), due 4/30/2019)(4)	$25,000	$25,000	$25,000	0.7%
		Senior Secured Term Loan B (10.50% (LIBOR + 9.50% with 1.00% LIBOR floor), due 4/30/2019)(4)	25,000	25,000	25,000	0.7%
		Delayed Draw Term Loan – $15,000 Commitment (expires 4/30/2019)(25)	—	—	—	—%
				50,000	50,000	1.4%
Focus Brands, Inc.	Georgia / Consumer Services	Second Lien Term Loan (10.25% (LIBOR + 9.00% with 1.25% LIBOR floor), due 8/21/2018)(4)(16)	18,000	17,776	18,000	0.5%
				17,776	18,000	0.5%
Focus Products Group International, LLC	Illinois / Durable Consumer Products	Senior Secured Term Loan (12.00% (LIBOR + 11.00% with 1.00% LIBOR floor), due 1/20/2017)(3)(4)	20,297	20,297	19,886	0.5%
		Common Stock (5,638 shares)		27	—	—%
				20,324	19,886	0.5%
Galaxy XII CLO, Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 13.31%)(11)(22)	22,000	19,498	20,449	0.6%
				19,498	20,449	0.6%
Galaxy XV CLO, Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 14.27%)(11)(22)	35,025	29,777	31,824	0.9%
				29,777	31,824	0.9%
Galaxy XVI CLO, Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 12.19%)(11)(22)	22,575	20,790	20,573	0.6%
				20,790	20,573	0.6%
Galaxy XVII CLO, Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 14.79%)(11)(22)(48)	39,905	36,811	36,589	1.0%
				36,811	36,589	1.0%
Global Employment Solutions, Inc.	Colorado / Business Services	Senior Secured Term Loan (10.00% (LIBOR + 9.00% with 1.00% LIBOR floor), due 3/25/2019)(3)(4)	28,464	28,464	28,464	0.8%
				28,464	28,464	0.8%
Grocery Outlet, Inc.	California / Retail	Second Lien Term Loan (10.50% (LIBOR + 9.25% with 1.25% LIBOR floor), due 6/17/2019)(4)(16)	14,457	14,168	14,457	0.4%
				14,168	14,457	0.4%
GTP Operations, LLC(10)	Texas / Software & Computer Services	Senior Secured Term Loan (10.00% (LIBOR + 5.00% with 5.00% LIBOR floor), due 12/11/2018)(3)(4)	112,546	112,546	112,546	3.1%
				112,546	112,546	3.1%
Halcyon Loan Advisors Funding 2012-1 Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 21.35%)(11)(22)	23,188	20,600	22,570	0.6%
				20,600	22,570	0.6%
Halcyon Loan Advisors Funding 2013-1 Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 18.49%)(11)(22)	40,400	38,460	41,509	1.1%
				38,460	41,509	1.1%
Halcyon Loan Advisors Funding 2014-1 Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 15.28%)(11)(22)	24,500	23,471	23,110	0.6%
				23,471	23,110	0.6%
Halcyon Loan Advisors Funding 2014-2 Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 16.06%)(11)(22)(48)	41,164	38,630	38,066	1.1%
				38,630	38,066	1.1%
Harley Marine Services, Inc.	Washington / Transportation	Second Lien Term Loan (10.50% (LIBOR + 9.25% with 1.25% LIBOR floor), due 12/20/2019)(3)(4)(16)	9,000	8,832	8,832	0.2%
				8,832	8,832	0.2%

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

			June 30, 2014
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets

LEVEL 3 PORTFOLIO INVESTMENTS

Non-Control/Non-Affiliate Investments (less than 5.00% voting control)

ICON Health & Fitness, Inc.	Utah / Durable Consumer Products	Senior Secured Note (11.875%, due 10/15/2016)(16)	$21,850	$22,005	$20,889	0.6%
				22,005	20,889	0.6%
ICV-CSI Holdings, LLC	New York / Transportation	Common Equity (1.6 units)		1,639	2,079	0.1%
				1,639	2,079	0.1%
IDQ Holdings, Inc.	Texas / Automobile	Senior Secured Note (11.50%, due 4/1/2017)(16)	12,500	12,344	12,500	0.3%
				12,344	12,500	0.3%
Ikaria, Inc.	New Jersey / Healthcare	Second Lien Term Loan (8.75% (LIBOR + 7.75% with 1.00% LIBOR floor), due 2/12/2022)(4)(16)	25,000	24,430	25,000	0.7%
				24,430	25,000	0.7%
Injured Workers Pharmacy, LLC	Massachusetts / Healthcare	Second Lien Term Loan (11.50% (LIBOR + 7.00% with 4.50% LIBOR floor) plus 1.00% PIK, due 5/31/2019)(3)(4)	22,678	22,678	22,904	0.6%
				22,678	22,904	0.6%
Instant Web, LLC	Minnesota / Media	Senior Secured Term Loan A (5.50% (LIBOR + 4.50% with 1.00% LIBOR floor), due 3/28/2019)(4)	126,453	126,453	126,453	3.5%
		Senior Secured Term Loan B (12.00% (LIBOR + 11.00% with 1.00% LIBOR floor), due 3/28/2019)(3)(4)	128,000	128,000	128,000	3.6%
		Senior Secured Term Loan C (12.75% (LIBOR + 11.75% with 1.00% LIBOR floor), due 3/28/2019)(4)	12,500	12,500	12,500	0.3%
				266,953	266,953	7.4%
InterDent, Inc.	California / Healthcare	Senior Secured Term Loan A (7.25% (LIBOR + 5.75% with 1.50% LIBOR floor), due 8/3/2017)(4)	63,225	63,225	63,225	1.7%
		Senior Secured Term Loan B (12.25% (LIBOR + 9.25% with 3.00% LIBOR floor), due 8/3/2017)(3)(4)	67,625	67,625	67,625	1.9%
				130,850	130,850	3.6%
JHH Holdings, Inc.	Texas / Healthcare	Second Lien Term Loan (11.25% (LIBOR + 10.00% with 1.25% LIBOR floor) plus 0.50% PIK, due 3/30/2019)(3)(4)	35,119	35,119	35,119	1.0%
				35,119	35,119	1.0%
LaserShip, Inc.	Virginia / Transportation	Revolving Line of Credit – $5,000 Commitment (10.25% (LIBOR + 8.25% with 2.00% LIBOR floor), due 12/21/2014)(4)(25)	—	—	—	—%
		Senior Secured Term Loan A (10.25% (LIBOR + 8.25% with 2.00% LIBOR floor), due 3/18/2019)(3)(4)	36,094	36,094	36,094	1.0%
		Senior Secured Term Loan B (10.25% (LIBOR + 8.25% with 2.00% LIBOR floor), due 3/18/2019)(3)(4)	22,111	22,111	22,111	0.6%
		Delayed Draw Term Loan – $6,000 Commitment (expires 12/31/2016)(25)	—	—	—	—%
				58,205	58,205	1.6%
LCM XIV Ltd.	Cayman Islands / Structured Finance	Income Notes (Residual Interest, current yield 16.02%)(11)(22)	26,500	24,914	25,124	0.7%
				24,914	25,124	0.7%
LHC Holdings Corp.	Florida / Healthcare	Revolving Line of Credit – $750 Commitment (8.50% (LIBOR + 6.00% with 2.50% LIBOR floor), due 5/31/2015)(4)(25)(26)	—	—	—	—%
		Senior Subordinated Debt (10.50%, due 5/31/2015)(3)	1,865	1,865	1,865	0.1%
		Membership Interest (125 units)		216	253	—%
				2,081	2,118	0.1%
Madison Park Funding IX, Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 12.97%)(11)(22)	31,110	24,546	27,266	0.8%
				24,546	27,266	0.8%

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

			June 30, 2014
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets

LEVEL 3 PORTFOLIO INVESTMENTS

Non-Control/Non-Affiliate Investments (less than 5.00% voting control)

Matrixx Initiatives, Inc.	New Jersey / Pharmaceuticals	Senior Secured Term Loan A (7.50% (LIBOR + 6.00% with 1.50% LIBOR floor), due 8/9/2018)(3)(4)	$38,319	$38,319	$36,839	1.0%
		Senior Secured Term Loan B (12.50% (LIBOR + 11.00% with 1.50% LIBOR floor), due 8/9/2018)(3)(4)	39,750	39,750	36,851	1.0%
				78,069	73,690	2.0%
Maverick Healthcare Equity, LLC	Arizona / Healthcare	Preferred Units (1,250,000 units)		1,252	821	—%
		Class A Common Units (1,250,000 units)		—	—	—%
				1,252	821	—%
Mountain View CLO 2013-I Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 15.64%)(11)(22)	43,650	40,754	43,555	1.2%
				40,754	43,555	1.2%
NCP Finance Limited Partnership(23)	Ohio / Consumer Finance	Subordinated Secured Term Loan (11.00% (LIBOR + 9.75% with 1.25% LIBOR floor), due 9/30/2018)(3)(4)(16)(22)	11,910	11,692	12,208	0.3%
				11,692	12,208	0.3%
New Century Transportation, Inc.	New Jersey / Transportation	Senior Subordinated Term Loan (12.00% (LIBOR + 10.00% with 2.00% LIBOR floor) plus 4.00% PIK, in non-accrual status effective 4/1/2014, due 2/3/2018)(4)	44,000	44,000	—	—%
				44,000	—	—%
Nixon, Inc.	California / Durable Consumer Products	Senior Secured Term Loan (8.75% plus 2.75% PIK, due 4/16/2018)(16)	13,532	13,316	13,316	0.4%
				13,316	13,316	0.4%
NRG Manufacturing, Inc.	Texas / Manufacturing	Escrow Receivable		—	1,110	—%
				—	1,110	—%
Octagon Investment Partners XV, Ltd.	Cayman Islands / Structured Finance	Income Notes (Residual Interest, current yield 20.60%)(11)(22)	26,901	24,338	26,732	0.7%
				24,338	26,732	0.7%
Onyx Payments(44)	Texas / Diversified Financial Services	Senior Secured Term Loan A (6.75% (LIBOR + 5.50% with 1.25% LIBOR floor), due 4/18/2018)(4)	15,125	15,125	15,125	0.4%
		Senior Secured Term Loan B (13.75% (LIBOR + 12.50% with 1.25% LIBOR floor), due 4/18/2018)(4)	15,938	15,938	15,938	0.4%
				31,063	31,063	0.8%
Pelican Products, Inc.	California / Durable Consumer Products	Second Lien Term Loan (9.25% (LIBOR + 8.25% with 1.00% LIBOR floor), due 4/9/2021)(4)(16)	17,500	17,482	17,500	0.5%
				17,482	17,500	0.5%
PGX Holdings, Inc.(28)	Utah / Consumer Services	Senior Secured Term Loan (10.50% (LIBOR + 8.50% with 2.00% LIBOR floor), due 9/14/2017)(3)(4)	436,647	436,647	436,647	12.1%
				436,647	436,647	12.1%
Photonis Technologies SAS	France / Aerospace & Defense	First Lien Term Loan (8.50% (LIBOR + 7.50% with 1.00% LIBOR floor), due 9/18/2019)(4)(16)(22)	10,448	10,170	10,339	0.3%
				10,170	10,339	0.3%
Pinnacle (US) Acquisition Co. Limited	Texas / Software & Computer Services	Second Lien Term Loan (10.50% (LIBOR + 9.25% with 1.25% LIBOR floor), due 8/3/2020)(4)(16)	10,000	9,833	10,000	0.3%
				9,833	10,000	0.3%

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

			June 30, 2014
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets

LEVEL 3 PORTFOLIO INVESTMENTS

Non-Control/Non-Affiliate Investments (less than 5.00% voting control)

PrimeSport, Inc.	Georgia / Hotels, Restaurants & Leisure	Revolving Line of Credit – $15,000 Commitment (10.00% (LIBOR + 9.50% with 0.50% LIBOR floor), due 6/30/2015)(4)(25)(26)	$—	$—	$—	—%
		Senior Secured Term Loan A (7.50% (LIBOR + 6.50% with 1.00% LIBOR floor), due 12/23/2019)(3)(4)	43,263	43,263	43,263	1.2%
		Senior Secured Term Loan B (11.50% (LIBOR + 10.50% with 1.00% LIBOR floor) plus 1.00% PIK, due 12/23/2019)(3)(4)	43,700	43,700	43,700	1.2%
				86,963	86,963	2.4%
Prince Mineral Holding Corp.	New York / Metal Services & Minerals	Senior Secured Term Loan (11.50%, due 12/15/2019)(16)	10,000	9,902	10,000	0.3%
				9,902	10,000	0.3%
Rocket Software, Inc.	Massachusetts / Software & Computer Services	Second Lien Term Loan (10.25% (LIBOR + 8.75% with 1.50% LIBOR floor), due 2/8/2019)(3)(4)(16)	20,000	19,758	20,000	0.6%
				19,758	20,000	0.6%
Royal Adhesives and Sealants, LLC	Indiana / Chemicals	Second Lien Term Loan (9.75% (LIBOR + 8.50% with 1.25% LIBOR floor), due 1/31/2019)(4)(16)	20,000	19,648	19,713	0.5%
				19,648	19,713	0.5%
Ryan, LLC	Texas / Business Services	Subordinated Unsecured Notes (12.00% (LIBOR + 9.00% with 3.00% LIBOR floor) plus 3.00% PIK, due 6/30/2018)(4)	70,531	70,531	70,531	1.9%
				70,531	70,531	1.9%
Sandow Media, LLC	Florida / Media	Senior Secured Term Loan (12.00%, due 5/8/2018)(3)	25,081	25,081	23,524	0.7%
				25,081	23,524	0.7%
Small Business Whole Loan Portfolio(19)	New York / Online Lending	144 small business loans purchased from On Deck Capital, Inc.	4,637	4,637	4,252	0.1%
				4,637	4,252	0.1%
Snacks Parent Corporation	Minnesota / Food Products	Series A Preferred Stock (4,021.45 shares)		—	—	—%
		Series B Preferred Stock (1,866.10 shares)		—	—	—%
		Warrant (to purchase 31,196.52 shares of Common Stock, expires 11/12/2020)		591	1,819	0.1%
				591	1,819	0.1%
Spartan Energy Services, Inc.	Louisiana / Oil & Gas Services	Senior Secured Term Loan (10.50% (LIBOR + 9.00% with 1.50% LIBOR floor), due 12/28/2017)(3)(4)	35,633	35,633	35,633	1.0%
				35,633	35,633	1.0%
Speedy Group Holdings Corp.	Canada / Consumer Finance	Senior Unsecured Notes (12.00%, due 11/15/2017)(16)(22)	15,000	15,000	15,000	0.4%
				15,000	15,000	0.4%
Sport Helmets Holdings, LLC	New York / Personal & Nondurable Consumer Products	Escrow Receivable		—	130	—%
				—	130	—%
Stauber Performance Ingredients, Inc.	California / Food Products	Senior Secured Term Loan (10.50% (LIBOR + 7.50% with 3.00% LIBOR floor), due 1/21/2016)(3)(4)	12,809	12,809	12,809	0.4%
		Senior Secured Term Loan (10.50% (LIBOR + 7.50% with 3.00% LIBOR floor), due 5/21/2017)(3)(4)	9,975	9,975	9,975	0.3%
				22,784	22,784	0.7%

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

			June 30, 2014
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets

LEVEL 3 PORTFOLIO INVESTMENTS

Non-Control/Non-Affiliate Investments (less than 5.00% voting control)

Stryker Energy, LLC	Ohio / Oil & Gas Production	Subordinated Secured Revolving Credit Facility – $50,300 Commitment (12.25% (LIBOR + 10.75% with 1.50% LIBOR floor) plus 3.75% PIK, in non-accrual status effective 12/1/2011, due 12/1/2015)(4)(25)	$36,080	$32,710	$—	—%
		Overriding Royalty Interests(18)		—	—	—%
				32,710	—	—%
Sudbury Mill CLO Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 16.25%)(11)(22)	28,200	26,914	26,140	0.7%
				26,914	26,140	0.7%
Symphony CLO IX Ltd.	Cayman Islands / Structured Finance	Preference Shares (Residual Interest, current yield 19.76%)(11)(22)	45,500	37,734	44,294	1.2%
				37,734	44,294	1.2%
Symphony CLO XIV Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 14.03%)(11)(22)(48)	49,250	49,858	49,025	1.4%
				49,858	49,025	1.4%
System One Holdings, LLC	Pennsylvania / Business Services	Senior Secured Term Loan (11.00% (LIBOR + 9.50% with 1.50% LIBOR floor), due 12/31/2018)(3)(4)	44,646	44,646	44,646	1.2%
				44,646	44,646	1.2%
Targus Group International, Inc.	California / Durable Consumer Products	First Lien Term Loan (11.00% (LIBOR + 9.50% with 1.50% LIBOR floor) plus 1.0% PIK, due 5/24/2016)(3)(4)(16)	21,911	21,697	19,949	0.6%
				21,697	19,949	0.6%
TB Corp.	Texas / Hotels, Restaurants & Leisure	Senior Subordinated Note (12.00% plus 1.50% PIK, due 12/19/2018)(3)	23,628	23,628	23,628	0.7%
				23,628	23,628	0.7%
Tectum Holdings, Inc.	Michigan / Automobile	Second Lien Term Loan (9.00% (LIBOR + 8.00% with 1.00% LIBOR floor), due 3/12/2019)(4)(16)	10,000	9,952	9,952	0.3%
				9,952	9,952	0.3%
Therakos, Inc.	New Jersey / Healthcare	Second Lien Term Loan (11.25% (LIBOR + 10.00% with 1.25% LIBOR floor), due 6/27/2018)(4)(16)	13,000	12,762	13,000	0.4%
				12,762	13,000	0.4%
Tolt Solutions, Inc.	South Carolina / Business Services	Senior Secured Term Loan A (7.00% (LIBOR + 6.00% with 1.00% LIBOR floor), due 3/7/2019)(3)(4)	48,705	48,705	48,705	1.3%
		Senior Secured Term Loan B (12.00% (LIBOR + 11.00% with 1.00% LIBOR floor), due 3/7/2019)(3)(4)	48,900	48,900	48,900	1.4%
				97,605	97,605	2.7%
Traeger Pellet Grills LLC	Oregon / Durable Consumer Products	Senior Secured Term Loan A (6.50% (LIBOR + 4.50% with 2.00% LIBOR floor), due 6/18/2018)(3)(4)	29,100	29,100	29,100	0.8%
		Senior Secured Term Loan B (11.50% (LIBOR + 9.50% with 2.00% LIBOR floor), due 6/18/2018)(3)(4)	29,700	29,700	29,700	0.8%
				58,800	58,800	1.6%
Transaction Network Services, Inc.	Virginia / Telecommunication Services	Second Lien Term Loan (9.00% (LIBOR + 8.00% with 1.00% LIBOR floor), due 8/14/2020)(4)(16)	5,000	4,976	5,000	0.1%
				4,976	5,000	0.1%
TriMark USA, LLC	Massachusetts / Hotels, Restaurants & Leisure	Second Lien Term Loan (10.00% (LIBOR + 9.00% with 1.00% LIBOR floor), due 8/11/2019)(4)(16)	10,000	9,810	9,810	0.3%
				9,810	9,810	0.3%
United Sporting Companies, Inc.(5)	South Carolina / Durable Consumer Products	Second Lien Term Loan (12.75% (LIBOR + 11.00% with 1.75% LIBOR floor), due 5/16/2018)(3)(4)	160,000	160,000	160,000	4.4%
				160,000	160,000	4.4%

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

			June 30, 2014
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets

LEVEL 3 PORTFOLIO INVESTMENTS

Non-Control/Non-Affiliate Investments (less than 5.00% voting control)

United States Environmental Services, LLC	Texas / Commercial Services	Senior Secured Term Loan A (6.50% (LIBOR + 5.50% with 1.00% LIBOR floor), due 3/31/2019)(3)(4)	$23,850	$23,850	$23,850	0.7%
		Senior Secured Term Loan B (11.50% (LIBOR + 10.50% with 1.00% LIBOR floor), due 3/31/2019)(3)(4)	36,000	36,000	36,000	1.0%
				59,850	59,850	1.7%
Venio LLC	Pennsylvania / Business Services	Second Lien Term Loan (12.00% (LIBOR + 9.50% with 2.50% LIBOR floor), due 2/19/2020)(3)(4)	17,000	17,000	16,726	0.5%
				17,000	16,726	0.5%
Voya CLO 2012-2, Ltd.	Cayman Islands / Structured Finance	Income Notes (Residual Interest, current yield 14.69%)(11)(22)	38,070	31,058	35,843	1.0%
				31,058	35,843	1.0%
Voya CLO 2012-3, Ltd.	Cayman Islands / Structured Finance	Income Notes (Residual Interest, current yield 12.97%)(11)(22)	46,632	39,368	43,960	1.2%
				39,368	43,960	1.2%
Voya CLO 2012-4, Ltd.	Cayman Islands / Structured Finance	Income Notes (Residual Interest, current yield 15.28%)(11)(22)	40,613	34,941	39,647	1.1%
				34,941	39,647	1.1%
Voya CLO 2014-1, Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 14.49%)(11)(22)(48)	32,383	33,825	32,949	0.9%
				33,825	32,949	0.9%
Washington Mill CLO Ltd.	Cayman Islands / Structured Finance	Subordinated Notes (Residual Interest, current yield 17.43%)(11)(22)(48)	22,600	21,601	21,583	0.6%
				21,601	21,583	0.6%
Water Pik, Inc.	Colorado / Personal & Nondurable Consumer Products	Second Lien Term Loan (9.75% (LIBOR + 8.75% with 1.00% LIBOR floor), due 1/8/2021)(4)(16)	11,000	10,604	10,604	0.3%
				10,604	10,604	0.3%
Wheel Pros, LLC	Colorado / Business Services	Senior Subordinated Secured Note (11.00% (LIBOR + 7.00% with 4.00% LIBOR floor), due 6/29/2020)(4)	12,000	12,000	12,000	0.3%
		Delayed Draw Term Loan – $3,000 Commitment (expires 12/30/2015)(25)	—	—	—	—%
				12,000	12,000	0.3%
Wind River Resources Corporation(39)	Utah / Oil & Gas Production	Senior Secured Note (13.00% (LIBOR + 7.50% with 5.50% LIBOR floor) plus 3.00% default interest on principal and 16.00% default interest on past due interest, in non-accrual status effective 12/1/2008, past due)(4)	15,000	14,650	—	—%
		Net Profits Interest (5% of Equity Distributions)(7)		—	—	—%
				14,650	—	—%
Total Non-Control/Non-Affiliate Investments (Level 3)				$4,620,388	$4,580,996	126.6%

Total Level 3 Portfolio Investments				$6,371,459	$6,253,571	172.8%

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS (CONTINUED)
(in thousands, except share data)

June 30, 2014
Portfolio Company	Locale / Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets

LEVEL 1 PORTFOLIO INVESTMENTS

Non-Control/Non-Affiliate Investments (less than 5.00% voting control)

Dover Saddlery, Inc.	Massachusetts / Retail	Common Stock (30,974 shares)	$63	$168	—%
			63	168	—%
Total Non-Control/Non-Affiliate Investments (Level 1)			$63	$168	—%

Total Non-Control/Non-Affiliate Investments			$4,620,451	$4,581,164	126.6%

Total Portfolio Investments			$6,371,522	$6,253,739	172.8%

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS – (CONTINUED)
(in thousands, except share data)

Endnote Explanations as of June 30, 2015 and June 30, 2014 (Continued)

(1)
The terms “Prospect,” “we,” “us” and “our” mean Prospect Capital Corporation and its subsidiaries unless the context specifically requires otherwise. The securities in which Prospect has invested were acquired in transactions that were exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). These securities may be resold only in transactions that are exempt from registration under the Securities Act.

(2)
Fair value is determined by or under the direction of our Board of Directors. As of June 30, 2015 and June 30, 2014, one of our portfolio investments, Dover Saddlery, Inc., was publicly traded and classified as Level 1 within the valuation hierarchy established by ASC 820, Fair Value Measurement (“ASC 820”). As of June 30, 2015 and June 30, 2014, the fair value of our remaining portfolio investments was determined using significant unobservable inputs. ASC 820 classifies such inputs used to measure fair value as Level 3 within the valuation hierarchy. See Notes 2 and 3 within the accompanying notes to consolidated financial statements for further discussion.

(3)
Security, or a portion thereof, is held by Prospect Capital Funding LLC (“PCF”), our wholly-owned subsidiary and a bankruptcy remote special purpose entity, and is pledged as collateral for the Revolving Credit Facility and such security is not available as collateral to our general creditors (see Note 4). The fair values of these investments held by PCF at June 30, 2015 and June 30, 2014 were $1,511,585 and $1,500,897, respectively; they represent 22.9% and 24.0% of our total investments, respectively.

(4)	Security, or a portion thereof, has a floating interest rate which may be subject to a LIBOR or PRIME floor. Stated interest rate was in effect at June 30, 2015 and June 30, 2014.

(5)
Ellett Brothers, LLC, Evans Sports, Inc., Jerry’s Sports, Inc., Simmons Gun Specialties, Inc., Bonitz Brothers, Inc., and Outdoor Sports Headquarters, Inc. are joint borrowers on the second lien term loan. United Sporting Companies, Inc. is a parent guarantor of this debt investment.

(6)
On January 19, 2010, we modified the terms of our senior secured debt in Appalachian Energy Holdings, LLC (“AEH”) and Coalbed, LLC (“Coalbed”) in conjunction with the formation of Manx Energy, Inc. (“Manx”), a new entity consisting of the assets of AEH, Coalbed and Kinley Exploration. The assets of the three companies were brought under new common management. We funded $2,800 at closing to Manx to provide for working capital. As part of the Manx roll-up, our loans to AEH and Coalbed were assigned to Manx and a portion of the debt was exchanged for Manx preferred equity, while our AEH equity interest was converted into Manx common stock. There was no change to fair value at the time of restructuring. On June 30, 2012, Manx returned the investments in Coalbed and AEH to us and we contributed these investments to Wolf Energy Holdings Inc. (“Wolf Energy Holdings”), a newly-formed, separately owned holding company. During the three months ended June 30, 2013, we determined that the impairment of Manx was other-than-temporary and recorded a realized loss of $9,397 for the amount that the amortized cost exceeded the fair value, reducing the amortized cost to $500. As of June 30, 2014, Prospect owned 41% of the equity of Manx. During the three months ended December 31, 2014, Manx was dissolved and we recorded a realized loss of $50, reducing the amortized cost to zero.

(7)	In addition to the stated returns, the net profits interest held will be realized upon sale of the borrower or a sale of the interests.

(8)
During the quarter ended December 31, 2011, our ownership of Change Clean Energy Holdings, LLC, Change Clean Energy, LLC, Freedom Marine Services Holdings, LLC (“Freedom Marine”), and Yatesville Coal Holdings, LLC was transferred to Energy Solutions Holdings Inc. (f/k/a Gas Solutions Holdings, Inc.) (“Energy Solutions”) to consolidate all of our energy holdings under one management team. We own 100% of Energy Solutions. On December 28, 2011, we made a $3,500 debt investment in Vessel Holdings, LLC, a subsidiary of Freedom Marine. On November 25, 2013, we provided $13,000 in senior secured debt financing for the recapitalization of our investment in Jettco Marine Services, LLC (“Jettco”), a subsidiary of Freedom Marine. The subordinated secured loan to Jettco was replaced with a senior secured note to Vessel Holdings II, LLC, a new subsidiary of Freedom Marine. On December 3, 2013, we made a $16,000 senior secured investment in Vessel Holdings III, LLC, another new subsidiary of Freedom Marine. On June 4, 2014, Gas Solutions GP LLC and Gas Solutions LP LLC, two subsidiaries of Energy Solutions, merged with and into Freedom Marine, with Freedom Marine as the surviving entity. In June 2014, Freedom Marine Services Holdings, LLC was renamed Freedom Marine Solutions, LLC; Vessel Holdings, LLC was renamed Vessel Company, LLC; Vessel Holdings II, LLC was renamed Vessel Company II, LLC; Vessel Holdings III, LLC was renamed Vessel Company III, LLC; Yatesville Coal Holdings, LLC was renamed Yatesville Coal Company, LLC; and Change Clean Energy Holdings, LLC was renamed Change Clean Energy Company, LLC. On July 1, 2014, we began consolidating Energy Solutions and as a result, we began reporting our investments in Change Clean Energy Company, LLC, Freedom Marine Solutions, LLC and Yatesville Coal Company, LLC as separate controlled companies. During the three months ended December 31, 2014, we determined that the impairments of Change Clean Energy Company, LLC and Yatesville Coal Company, LLC were other-than-temporary and recorded a realized loss of $1,449, reducing the amortized cost to zero.

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS – (CONTINUED)
(in thousands, except share data)

Endnote Explanations as of June 30, 2015 and June 30, 2014 (Continued)

(9)
As of June 30, 2014, we owned 100% of the equity of Vets Securing America, Inc. (“VSA”) and 100% of the equity of The Healing Staff, Inc. (“THS”), a former wholly-owned subsidiary of ESA Environmental Specialists, Inc. As of June 30, 2014, THS and VSA were joint borrowers on the secured promissory notes. On June 5, 2015, we sold our equity investment in VSA and realized a net loss of $975 on the sale. In connection with the sale, VSA was released as a borrower on the secured promissory notes, leaving THS as the sole borrower. During the year ended June 30, 2015, THS ceased operations and we recorded a realized loss of $2,956, reducing the amortized cost to zero.

(10)
GTP Operations, LLC, Transplace, LLC, CI (Transplace) International, LLC, Transplace Freight Services, LLC, Transplace Texas, LP, Transplace Stuttgart, LP, Transplace International, Inc., Celtic International, LLC, and Treetop Merger Sub, LLC are joint borrowers on the senior secured term loan.

(11)
The CLO equity investments are entitled to recurring distributions which are generally equal to the excess cash flow generated from the underlying investments after payment of the contractual payments to debt holders and fund expenses. The current estimated yield is based on the current projections of this excess cash flow taking into account assumptions which have been made regarding expected prepayments, losses and future reinvestment rates. These assumptions are periodically reviewed and adjusted. Ultimately, the actual yield may be higher or lower than the estimated yield if actual results differ from those used for the assumptions.

(12)
Wolf Energy Holdings, an entity in which we own 100% of the common stock, owns 100% of the equity of Wolf Energy, LLC (“Wolf Energy”). Effective June 30, 2012, the membership interests and associated operating company debt of AEH and Coalbed, which were previously owned by Manx, were assigned to Wolf Energy Holdings. Effective June 6, 2014, Appalachian Energy Holdings, LLC was renamed Appalachian Energy LLC. On July 1, 2014, we began consolidating Wolf Energy Holdings and as a result, we began reporting our investments in Appalachian Energy LLC, Coalbed, LLC and Wolf Energy, LLC as separate controlled companies. During the three months ended September 30, 2014, we determined that the impairment of Appalachian Energy LLC was other-than-temporary and recorded a realized loss of $2,050, reducing the amortized cost to zero. On November 21, 2014, Coalbed merged with and into Wolf Energy, with Wolf Energy as the surviving entity. During the three months ended December 31, 2014, we determined that the impairment of the Coalbed debt assumed by Wolf Energy was other-than-temporary and recorded a realized loss of $5,991, reducing the amortized cost to zero.

(13)	On a fully diluted basis represents 10.00% of voting common shares.

(14)	Trinity Services Group, Inc. and Trinity Services I, LLC are joint borrowers on the senior secured loan facility.

(15)
We own 99.9999% of AGC/PEP, LLC. AGC/PEP, LLC owns 2,037.65 out of a total of 83,818.69 shares (including 5,111 vested and unvested management options) of American Gilsonite Holding Company which owns 100% of American Gilsonite Company.

(16)	Syndicated investment which was originated by a financial institution and broadly distributed.

(17)
MITY Holdings of Delaware Inc. (“MITY Delaware”), an entity in which we own 100% of the common stock, owns 94.99% of the equity of MITY, Inc. (f/k/a MITY Enterprises, Inc.) (“MITY”). MITY owns 100% of each of MITY-Lite, Inc.; Broda Enterprises USA, Inc.; and Broda Enterprises ULC (“Broda Canada”). On June 23, 2014, Prospect made a new $15,769 debt investment in MITY and MITY distributed proceeds to MITY Delaware as a return of capital. MITY Delaware used this distribution to pay down the senior secured debt of MITY Delaware to Prospect by the same amount. The remaining amount of the senior secured debt due from MITY Delaware to Prospect, $7,200, was then contributed to the capital of MITY Delaware. As a result of this transaction, Prospect held the $15,769 MITY note. Effective June 23, 2014, Mity Enterprises, Inc. was renamed MITY, Inc. and Broda Enterprises USA, Inc. was renamed Broda USA, Inc. On June 23, 2014, Prospect also extended a new $7,500 senior secured revolving facility to MITY, of which none was funded at closing. On July 1, 2014, we began consolidating MITY Delaware and as a result, we now report MITY, Inc. as a separate controlled company. MITY Delaware has a subordinated unsecured note issued and outstanding to Broda Canada that is denominated in Canadian Dollars (CAD). As of June 30, 2015, the principal balance of this note was CAD 7,371. In accordance with ASC 830, Foreign Currency Matters (“ASC 830”), this note was remeasured into our functional currency, US Dollars (USD), and is presented on our Consolidated Schedule of Investments in USD.

(18)	The overriding royalty interests held receive payments at the stated rates based upon operations of the borrower.

(19)
Our wholly-owned subsidiary Prospect Small Business Lending, LLC purchases small business whole loans on a recurring basis from online small business loan originators, including On Deck Capital, Inc. and Direct Capital Corporation.

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS – (CONTINUED)
(in thousands, except share data)

Endnote Explanations as of June 30, 2015 and June 30, 2014 (Continued)

(20)
Boxercraft Incorporated (“Boxercraft”) and BXC Company, Inc. (f/k/a BXC Holding Company) (“BXC”) are joint borrowers on our senior secured investments. Effective March 28, 2014, we acquired voting control of BXC pursuant to a voting agreement and irrevocable proxy. Effective May 8, 2014, we acquired control of BXC by transferring shares held by the other equity holders of BXC to us pursuant to an assignment agreement entered into with such other equity holders. As of June 30, 2014, we owned 86.7% of Series A preferred stock, 96.8% of Series B preferred stock, and 83.1% of the fully-diluted common stock of BXC. BXC owned 100% of the common stock of Boxercraft. We owned a warrant to purchase 15% of all classes of equity of BXC, which consisted of 3,755,000 shares of Series A preferred stock, 625,000 shares of Series B preferred stock, and 43,800 shares of voting common stock as of June 30, 2014. On August 25, 2014, we sold Boxercraft, a wholly-owned subsidiary of BXC, for net proceeds of $750 and realized a net loss of $16,949 on the sale.

(21)
We owned warrants to purchase 33,750 shares of common stock in Metal Buildings Holding Corporation (“Metal Buildings”), the former holding company of Borga, Inc. (“Borga”). Metal Buildings owned 100% of Borga. On March 8, 2010, we foreclosed on the stock in Borga that was held by Metal Buildings, obtaining 100% ownership of Borga. On January 24, 2014, we contributed our holdings in Borga to STI Holding, Inc. (“STI”), a wholly-owned holding company. On July 1, 2014, we began consolidating STI and as a result, we reported Borga, Inc. as a separate controlled company from July 1, 2014 until its sale on August 20, 2014. On August 20, 2014, we sold the assets of Borga, a wholly-owned subsidiary of STI, for net proceeds of $382 and realized a loss of $2,589 on the sale. On December 29, 2014, Borga was dissolved.

(22)
Investment has been designated as an investment not “qualifying” under Section 55(a) of the Investment Company Act of 1940 (the “1940 Act”). Under the 1940 Act, we may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of our total assets. We monitor the status of these assets on an ongoing basis.

(23)	NCP Finance Limited Partnership, NCP Finance Ohio, LLC, and certain affiliates thereof are joint borrowers on the subordinated secured term loan.

(24)
On May 6, 2011, we made a secured first lien $24,250 debt investment to NMMB, Inc. (f/k/a NMMB Acquisition, Inc.) (“NMMB”), a $2,800 secured debt and $4,400 equity investment to NMMB Holdings, Inc. (“NMMB Holdings”). We owned 100% of the Series A Preferred Stock in NMMB Holdings. NMMB Holdings owned 100% of the Convertible Preferred Stock in NMMB. On December 13, 2013, we provided $8,086 in preferred equity for the recapitalization of NMMB Holdings. After the restructuring, we received repayment of $2,800 secured debt outstanding. We own 100% of the equity of NMMB Holdings as of June 30, 2015 and June 30, 2014. NMMB Holdings owns 96.33% and 92.93% of the fully diluted equity of NMMB as of June 30, 2015 and June 30, 2014, respectively. NMMB owns 100% of Refuel Agency, Inc. (“Refuel Agency”), which owns 100% of Armed Forces Communications, Inc. (“Armed Forces”). On June 12, 2014, Prospect made a new $7,000 senior secured term loan to Armed Forces. Armed Forces distributed this amount to Refuel Agency as a return of capital. Refuel Agency distributed this amount to NMMB as a return of capital, which was used to pay down $7,000 of NMMB’s $10,714 senior secured term loan to Prospect. On July 1, 2014, we began consolidating NMMB Holdings and as a result, we now report NMMB, Inc. as a separate controlled company.

(25)
Undrawn committed revolvers and delayed draw term loans to our portfolio companies incur commitment and unused fees ranging from 0.00% to 2.00%. As of June 30, 2015 and June 30, 2014, we had $88,288 and $72,118, respectively, of undrawn revolver and delayed draw term loan commitments to our portfolio companies.

(26)
Stated interest rates are based on June 30, 2015 and June 30, 2014 one month or three month LIBOR rates plus applicable spreads based on the respective credit agreements. Interest rates are subject to change based on actual elections by the borrower for a LIBOR rate contract or Base Rate contract when drawing on the revolver.

(27)
On July 30, 2010, we made a $30,000 senior secured debt investment in Airmall Inc. (“Airmall”), a $12,500 secured second lien in AMU Holdings Inc. (“AMU”), and acquired 100% of the Series A preferred stock and common stock of AMU. Our preferred stock in AMU had a 12.0% dividend rate which was paid from the dividends received from its operating subsidiary, Airmall. AMU owned 100% of the common stock in Airmall. On December 4, 2013, we sold a $972 participation in both debt investments, equal to 2% of the outstanding principal amount of loans on that date. On June 13, 2014, Prospect made a new $19,993 investment as a senior secured loan to Airmall. Airmall then distributed this amount to AMU as a return of capital, which AMU used to pay down the senior subordinated loan in the same amount. The minority interest held by a third party in AMU was exchanged for common stock of Airmall. As of June 30, 2014, we owned 100% of the equity of AMU, which owned 98% of Airmall. On July 1, 2014, we began consolidating AMU and as a result, we reported Airmall Inc. as a separate controlled company from July 1, 2014 until its sale on August 1, 2014. On August 1, 2014, we sold our investments in Airmall for net proceeds of $51,379 and realized a loss of $3,473 on the sale. In addition, there is $6,000 being held in escrow, of which 98% is due to Prospect, which will be recognized as an additional realized loss if it is not received. On October 22, 2014, we received a tax refund of $665 related to our investment in Airmall for which we realized a gain of the same amount.

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS – (CONTINUED)
(in thousands, except share data)

Endnote Explanations as of June 30, 2015 and June 30, 2014 (Continued)

(28)
As of June 30, 2014, Progrexion Marketing, Inc., Progrexion Teleservices, Inc., Progrexion ASG, Inc., Progrexion IP, Inc., Creditrepair.com, Inc., and eFolks, LLC were joint borrowers on the senior secured term loan. PGX Holdings, Inc. was the parent guarantor of this debt investment. As of June 30, 2015, PGX Holdings, Inc. is the sole borrower on the second lien term loan.

(29)
First Tower Holdings of Delaware LLC (“First Tower Delaware”), an entity in which we own 100% of the membership interests, owns 80.1% of First Tower Finance Company LLC (“First Tower Finance”), which owns 100% of First Tower, LLC (“First Tower”), the operating company. On June 24, 2014, Prospect made a new $251,246 second lien term loan to First Tower. First Tower distributed this amount to First Tower Finance, which distributed this amount to First Tower Delaware as a return of capital. First Tower Delaware used the distribution to partially pay down the Senior Secured Revolving Credit Facility. The remaining $23,712 of the Senior Secured Revolving Credit Facility was then converted to additional membership interests held by Prospect in First Tower Delaware. On July 1, 2014, we began consolidating First Tower Delaware and as a result, we now report First Tower Finance Company LLC as a separate controlled company.

(30)
Arctic Oilfield Equipment USA, Inc. (“Arctic Equipment”), an entity in which we own 100% of the common equity, owns 70% of the equity of Arctic Energy Services, LLC (“Arctic Energy”), the operating company. On July 1, 2014, we began consolidating Arctic Equipment and as a result, we now report Arctic Energy as a separate controlled company.

(31)	We own 2.8% (13,220 shares) of Mineral Fusion Natural, LLC, a subsidiary of Caleel + Hayden, LLC, common and preferred interest.

(32)
APH Property Holdings, LLC (“APH”), an entity in which we own 100% of the membership interests, owns 100% of the common equity of American Property REIT Corp. (f/k/a American Property Holdings Corp.) (“APRC”), a qualified REIT which holds investments in several real estate properties. Effective April 1, 2014, Prospect made a new $167,162 senior term loan to APRC. APRC then distributed this amount to APH as a return of capital which was used to pay down the Senior Term Loan from APH by the same amount. On July 1, 2014, we began consolidating APH and as a result, we now report APRC as a separate controlled company. See Note 3 for further discussion of the properties held by APRC.

(33)
CCPI Holdings Inc. (“CCPI Holdings”), an entity in which we own 100% of the common stock, owns 94.95% and 94.77% of CCPI Inc. (“CCPI”), the operating company, as of June 30, 2015 and June 30, 2014, respectively. On June 13, 2014, Prospect made a new $8,218 senior secured note to CCPI. CCPI then distributed this amount to CCPI Holdings as a return of capital which was used to pay down the $8,216 senior secured note from CCPI Holdings to Prospect. The remaining $2 was distributed to Prospect as a return of capital of Prospect’s equity investment in CCPI Holdings. On July 1, 2014, we began consolidating CCPI Holdings and as a result, we now report CCPI Inc. as a separate controlled company.

(34)
Credit Central Holdings of Delaware, LLC (“Credit Central Delaware”), an entity in which we own 100% of the membership interests, owns 74.93% and 74.75% of Credit Central Loan Company, LLC (f/k/a Credit Central Holdings, LLC) (“Credit Central”) as of June 30, 2015 and June 30, 2014, respectively. Credit Central owns 100% of each of Credit Central, LLC; Credit Central South, LLC; Credit Central of Texas, LLC; and Credit Central of Tennessee, LLC, the operating companies. On June 26, 2014, Prospect made a new $36,333 second lien term loan to Credit Central. Credit Central then distributed this amount to Credit Central Delaware as a return of capital which was used to pay down the Senior Secured Revolving Credit Facility from Credit Central Delaware by the same amount. The remaining amount of the Senior Secured Revolving Credit Facility, $3,874, was then converted into additional membership interests in Credit Central Delaware. On July 1, 2014, we began consolidating Credit Central Delaware and as a result, we now report Credit Central Loan Company, LLC as a separate controlled company.

(35)
Valley Electric Holdings I, Inc. (“Valley Holdings I”), an entity in which we own 100% of the common stock, owns 100% of Valley Electric Holdings II, Inc. (“Valley Holdings II”). Valley Holdings II owns 94.99% of Valley Electric Company, Inc. (“Valley Electric”). Valley Electric owns 100% of the equity of VE Company, Inc., which owns 100% of the equity of Valley Electric Co. of Mt. Vernon, Inc. (“Valley”). On June 24, 2014, Valley Holdings II and management of Valley formed Valley Electric and contributed their shares of Valley stock to Valley Electric. Prospect made a new $20,471 senior secured loan to Valley Electric. Valley Electric then distributed this amount to Valley Holdings I, via Valley Holdings II, as a return of capital which was used to pay down the senior secured note of Valley Holdings I by the same amount. The remaining principal amount of the senior secured note, $16,754, was then contributed to the capital of Valley Holdings I. On July 1, 2014, we began consolidating Valley Holdings I and Valley Holdings II and as a result, we now report Valley Electric Company, Inc. as a separate controlled company.

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS – (CONTINUED)
(in thousands, except share data)

Endnote Explanations as of June 30, 2015 and June 30, 2014 (Continued)

(36)
Nationwide Acceptance Holdings LLC (“Nationwide Holdings”), an entity in which we own 100% of the membership interests, owns 93.79% of Nationwide Loan Company LLC (f/k/a Nationwide Acceptance LLC) (“Nationwide”), the operating company. On June 18, 2014, Prospect made a new $14,820 second lien term loan to Nationwide. Nationwide distributed this amount to Nationwide Holdings as a return of capital. Nationwide Holdings used the distribution to pay down the Senior Secured Revolving Credit Facility. The remaining $9,888 of the Senior Secured Revolving Credit Facility was then converted into additional membership interests in Nationwide Holdings. On July 1, 2014, we began consolidating Nationwide Holdings and as a result, we now report Nationwide Loan Company LLC as a separate controlled company. On June 1, 2015, Nationwide completed a corporate reorganization. As part of the reorganization, Nationwide Acceptance LLC was renamed Nationwide Loan Company LLC (continues as “Nationwide”) and formed two new wholly-owned subsidiaries: Pelican Loan Company LLC (“Pelican”) and Nationwide Consumer Loans LLC. Nationwide assigned 100% of the equity interests in its other subsidiaries to Pelican which, in turn, assigned these interests to Nationwide Acceptance LLC (“New Nationwide”), the new operating company wholly-owned by Pelican. New Nationwide also assumed the existing senior subordinated term loan due to Prospect.

(37)
On April 15, 2013, assets previously held by H&M Oil & Gas, LLC (“H&M”) were assigned to Wolf Energy in exchange for a $66,000 term loan secured by the assets. The cost basis in this loan of $44,632 was determined in accordance with ASC 310-40, Troubled Debt Restructurings by Creditors, and was equal to the fair value of assets at the time of transfer resulting in a capital loss of $19,647 in connection with the foreclosure on the assets. On May 17, 2013, Wolf Energy sold the assets located in Martin County, which were previously held by H&M, for $66,000. Proceeds from the sale were primarily used to repay the loan, accrued interest and net profits interest receivable due to us resulting in a realized capital gain of $11,826. We received $3,960 of structuring and advisory fees from Wolf Energy during the year ended June 30, 2013 related to the sale and $991 under the net profits interest agreement which was recognized as other income during the fiscal year ended June 30, 2013.

(38)
CP Holdings of Delaware LLC (“CP Holdings”), an entity in which we own 100% of the membership interests, owns 82.3% and 82.9% of CP Energy Services Inc. (“CP Energy”) as of June 30, 2015 and June 30, 2014, respectively. As of June 30, 2014, CP Energy owned directly or indirectly 100% of each of CP Well Testing Services, LLC (“CP Well Testing”); CP Well Testing, LLC (“CP Well”); Fluid Management Services, Inc.; Fluid Management Services, LLC; Wright Transport, Inc.; Wright Foster Disposals, LLC; Foster Testing Co., Inc.; ProHaul Transports, LLC; Artexoma Logistics, LLC; and Wright Trucking, Inc. On April 1, 2014, Prospect made new loans to CP Well (with ProHaul Transports, LLC; Wright Trucking, Inc.; and Foster Testing Co., Inc. as co-borrowers), comprised of two first lien loans in the amount of $11,035 and $72,238 and a second lien loan in the amount of $15,000. The proceeds of these loans were used to repay CP Well Testing’s senior secured term loan and CP Energy’s senior secured term loan from Prospect. On July 1, 2014, we began consolidating CP Holdings and as a result, we now report CP Energy Services Inc. as a separate controlled company. Effective December 31, 2014, CP Energy underwent a corporate reorganization in order to consolidate certain of its wholly-owned subsidiaries. As of June 30, 2015, CP Energy owned directly or indirectly 100% of each of CP Well; Wright Foster Disposals, LLC; Foster Testing Co., Inc.; ProHaul Transports, LLC; and Wright Trucking, Inc.

(39)	Wind River Resources Corporation and Wind River II Corporation are joint borrowers on the senior secured note.

(40)
NPH Property Holdings, LLC (“NPH”), an entity in which we own 100% of the membership interests, owns 100% of the common equity of National Property REIT Corp. (f/k/a National Property Holdings Corp.) (“NPRC”), a property REIT which holds investments in several real estate properties. Additionally, through its wholly-owned subsidiaries, NPRC invests in online consumer loans. Effective April 1, 2014, Prospect made a new $104,460 senior term loan to NPRC. NPRC then distributed this amount to NPH as a return of capital which was used to pay down the Senior Term Loan from NPH by the same amount. On July 1, 2014, we began consolidating NPH and as a result, we now report NPRC as a separate controlled company. See Note 3 for further discussion of the properties held by NPRC. On March 17, 2015, we entered into a new credit agreement with ACL Loan Holdings, Inc. (“ACLLH”), a wholly-owned subsidiary of NPRC, to form two new tranches of senior secured term loans, Term Loan A and Term Loan B, with the same terms as the existing NPRC Term Loan A and Term Loan B due to us. The agreement was effective as of June 30, 2014. On June 30, 2014, ACLLH made a non-cash return of capital distribution of $22,390 to NPRC and NPRC transferred and assigned to ACLLH a senior secured Term Loan A due to us. On June 2, 2015, we amended the credit agreement with NPRC to form two new tranches of senior secured term loans, Term Loan C and Term Loan D, with the same terms as the existing ACLLH Term Loan A and Term Loan B due to us. The amendment was effective as of April 1, 2015.

(41)
UPH Property Holdings, LLC (“UPH”), an entity in which we own 100% of the membership interests, owns 100% of the common equity of United Property REIT Corp. (f/k/a United Property Holdings Corp.) (“UPRC”), a property REIT which holds investments in several real estate properties. Effective April 1, 2014, Prospect made a new $19,027 senior term loan to UPRC. UPRC then distributed this amount to UPH as a return of capital which was used to pay down the Senior Term Loan from UPH by the same amount. On July 1, 2014, we began consolidating UPH and as a result, we now report UPRC as a separate controlled company. See Note 3 for further discussion of the properties held by UPRC.

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS – (CONTINUED)
(in thousands, except share data)

Endnote Explanations as of June 30, 2015 and June 30, 2014 (Continued)

(42)
On April 4, 2008, we acquired a controlling equity interest in ARRM Holdings, Inc. (“ARRM”), which owned 100% of Ajax Rolled Ring & Machine, LLC (“Ajax”), the operating company. On April 1, 2013, we refinanced the existing $19,837 and $18,635 senior loans to Ajax and ARRM, respectively, increasing the total size of the debt investment to $38,537. Concurrent with the refinancing, we received repayment of the $18,635 loans previously outstanding. On October 11, 2013, we provided $25,000 in preferred equity for the recapitalization of ARRM. After the financing, we received repayment of the $20,009 subordinated unsecured loan previously outstanding. On June 12, 2014, ARRM Holdings, Inc. was renamed ARRM Services, Inc. As of June 30, 2014, we controlled 79.53% of the fully-diluted common, 85.76% of the Series A Preferred and 100% of the Series B Preferred equity of ARRM. On October 10, 2014, ARRM sold Ajax to a third party and repaid the $19,337 loan receivable to us and we recorded a realized loss of $23,560 related to the sale. Concurrent with the sale, our ownership increased to 100% of the outstanding equity of ARRM Services, Inc. which was renamed SB Forging Company, Inc. (“SB Forging”). As such, we began consolidating SB Forging on October 11, 2014. In addition, there is $3,000 being held in escrow of which $802 was received on May 6, 2015 for which we realized a gain of the same amount. The remainder will be recognized as additional gain if and when received.

(43)
Harbortouch Holdings of Delaware Inc. (“Harbortouch Delaware”), an entity in which we own 100% of the common stock, owns 100% of the Class C voting units of Harbortouch Payments, LLC (“Harbortouch”), which provide for a 53.5% residual profits allocation. Harbortouch management owns 100% of the Class B and Class D voting units of Harbortouch, which provide for a 46.5% residual profits allocation. Harbortouch owns 100% of Credit Card Processing USA, LLC. On April 1, 2014, Prospect made a new $137,226 senior secured term loan to Harbortouch. Harbortouch then distributed this amount to Harbortouch Delaware as a return of capital which was used to pay down the $123,000 senior secured note from Harbortouch Delaware to Prospect. The remaining $14,226 was distributed to Prospect as a return of capital of Prospect’s equity investment in Harbortouch Delaware. On July 1, 2014, we began consolidating Harbortouch Delaware and as a result, we now report Harbortouch Payments, LLC as a separate controlled company.

(44)
Pegasus Business Intelligence, LP, Paycom Acquisition, LLC, and Paycom Acquisition Corp. are joint borrowers on the senior secured loan facility. Paycom Intermediate Holdings, Inc. is the parent guarantor of this debt investment. These entities transact business internationally under the trade name Onyx Payments.

(45)	Security Alarm Financing Enterprises, L.P. and California Security Alarms, Inc. are joint borrowers on the senior subordinated note.

(46)
A portion of the senior secured note is denominated in Canadian Dollars (CAD). As of June 30, 2014 and June 30, 2015, the principal balance of this note was CAD 37,422 and CAD 36,666, respectively. In accordance with ASC 830, this note was remeasured into our functional currency, US Dollars (USD), and is presented on our Consolidated Schedules of Investments in USD.

(47)
On June 9, 2015, we provided additional debt and equity financing to support the recapitalization of Edmentum, Inc. (“Edmentum”). As part of the recapitalization, we exchanged 100% of the $50,000 second lien term loan previously outstanding for $26,365 of junior PIK notes and 370,964.14 Class A common units representing 37.1% equity ownership in Edmentum Ultimate Holdings, LLC. In addition, we invested $5,875 in senior PIK notes and committed $7,834 as part of a second lien revolving credit facility, of which $4,896 was funded at closing. On June 9, 2015, we determined that the impairment of Edmentum was other-than-temporary and recorded a realized loss of $22,116 for the amount that the amortized cost exceeded the fair value, reducing the amortized cost to $37,216.

(48)	Co-investment with another fund managed by an affiliate of our investment adviser, Prospect Capital Management L.P. See Note 13 for further discussion.

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS – (CONTINUED)
(in thousands, except share data)

Endnote Explanations as of June 30, 2015 and June 30, 2014 (Continued)

(49)
As defined in the 1940 Act, we are deemed to “Control” these portfolio companies because we own more than 25% of the portfolio company’s outstanding voting securities. Transactions during the year ended June 30, 2015 with these controlled investments were as follows:

Portfolio Company	Purchases*		Redemptions*	Sales	Interest income	Dividend income	Other income	Net realized gains (losses)	Net unrealized gains (losses)
Airmall Inc.	$—		$(47,580)	$(9,920)	$576	$—	$3,000	$(2,808)	$12,216
American Property REIT Corp.	(107,073)	**	(8)	—	14,747	—	1,342	—	14,672
Appalachian Energy LLC	—		(2,050)	—	—	—	—	(2,050)	2,050
Arctic Energy Services, LLC	—		—	—	6,721	—	—	—	(750)
ARRM Services, Inc.	—		(19,337)	(27,213)	956	—	2,000	(23,560)	21,014
Borga, Inc.	—		—	(2,589)	—	—	—	(2,589)	2,741
BXC Company, Inc.	250		(750)	(16,949)	—	—	5	(16,949)	15,333
CCPI Inc.	—		(450)	—	3,332	—	525	—	8,635
Change Clean Energy Company, LLC	—		—	—	—	—	—	—	—
Coalbed, LLC	—		—	—	—	—	—	—	—
CP Energy Services Inc.	—		—	—	16,420	—	—	—	(41,927)
Credit Central Loan Company, LLC	—		(141)	—	7,375	159	1,220	—	6,777
Echelon Aviation LLC	5,800		(37,313)	(400)	6,895	—	—	—	8,226
Edmentum Ultimate Holdings, LLC	59,333		(22,116)	—	—	—	—	(22,116)	—
First Tower Finance Company LLC	—		1,929	—	52,900	1,929	—	—	40,765
Freedom Marine Solutions, LLC	—		—	—	4,461	—	—	—	(4,429)
Gulf Coast Machine & Supply Company	8,500		—	—	1,370	—	—	—	(16,041)
Harbortouch Payments, LLC	27,722		(5,426)	—	29,834	—	579	—	58,857
Manx Energy, Inc.	—		(50)	—	—	—	—	(50)	50
MITY, Inc.	2,500		(2,500)	—	5,783	—	—	(5)	1,068
National Property REIT Corp.	357,609	**	(38,460)	—	30,611	—	1,959	—	24,317
Nationwide Loan Company LLC (f/k/a Nationwide Acceptance LLC)	2,814		—	—	3,005	4,425	—	—	4,163
NMMB, Inc.	383		—	—	1,521	—	—	—	5,372
R-V Industries, Inc.	—		(1,175)	—	3,018	298	—	—	(16,052)
United Property REIT Corp.	51,774	**	(376)	—	5,893	—	2,345	—	8,631
Valley Electric Company, Inc.	—		—	—	4,991	—	—	—	(5,036)
Vets Securing America, Inc.***	100		(2,956)	(975)	—	—	—	(3,246)	3,831
Wolf Energy, LLC	—		(5,991)	—	—	—	—	(5,818)	2,414
Yatesville Coal Company, LLC	—		(1,449)	—	—	—	—	(1,449)	1,449
Total	$409,712		$(186,199)	$(58,046)	$200,409	$6,811	$12,975	$(80,640)	$158,346

(50)
As defined in the 1940 Act, we are deemed to be an “Affiliated company” of these portfolio companies because we own more than 5% of the portfolio company’s outstanding voting securities. Transactions during the year ended June 30, 2015 with these affiliated investments were as follows:

Portfolio Company	Purchases*	Redemptions*	Sales	Interest income	Dividend income	Other income	Net realized gains (losses)	Net unrealized gains (losses)
BNN Holdings Corp.	$44,000	$(30,679)	$—	$3,799	$778	$226	$—	$503
Total	$44,000	$(30,679)	$—	$3,799	$778	$226	$—	$503
* Purchase amounts do not include payment-in-kind interest. Redemption amounts include impairments. Redemption amounts do not include the cost basis adjustments resulting from consolidation on July 1, 2014.
** These amounts include the cost basis of investments transferred from APRC and UPRC to NPRC. (See Note 3 for details.)
*** During the year ended June 30, 2015, THS ceased operations and the VSA management team supervised both the continued operations of VSA and the wind-down of activities at THS.

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF INVESTMENTS – (CONTINUED)
(in thousands, except share data)

Endnote Explanations as of June 30, 2015 and June 30, 2014 (Continued)

(51)
As defined in the 1940 Act, we are deemed to “Control” these portfolio companies because we own more than 25% of the portfolio company’s outstanding voting securities. Transactions during the year ended June 30, 2014 with these controlled investments were as follows:

Portfolio Company	Purchases*	Redemptions*		Sales	Interest income	Dividend income	Other income	Net realized gains (losses)	Net unrealized gains (losses)
AMU Holdings Inc.	$7,600	$(593)		$(972)	$6,579	$12,000	$—	$—	$(15,694)
APH Property Holdings, LLC	163,747	(118,186)	**	—	18,788	—	5,946	—	3,393
Arctic Oilfield Equipment USA, Inc.	60,876	—		—	1,050	—	1,713	—	238
ARRM Services, Inc.	25,000	(24,251)		—	(733)	—	148	—	(14,957)
BXC Company, Inc. (f/k/a BXC Holding Company)***	300	—		—	—	—	—	—	(3,796)
CCPI Holdings Inc.	—	(450)		—	3,312	500	71	—	(1,443)
CP Holdings of Delaware LLC	113,501	—		—	13,858	—	1,864	—	16,618
Credit Central Holdings of Delaware, LLC	2,500	(159)		—	7,845	4,841	521	—	(2,371)
Echelon Aviation LLC	92,628	—		—	2,809	—	2,771	—	—
Energy Solutions Holdings Inc.	16,000	(8,525)		—	8,245	—	2,480	—	(2,168)
First Tower Holdings of Delaware LLC	10,000	—		—	54,320	—	10,560	—	17,003
Gulf Coast Machine & Supply Company	28,450	(26,213)		—	1,449	—	—	—	(777)
Harbortouch Holdings of Delaware Inc.	278,694	—		—	6,879	—	7,536	—	12,620
The Healing Staff, Inc.	—	—		—	—	—	5,825	—	—
Manx Energy, Inc.	—	(450)		—	—	—	—	—	104
MITY Holdings of Delaware Inc.	47,985	—		—	4,693	—	1,049	—	1,127
Nationwide Acceptance Holdings LLC	4,000	—		—	4,429	5,000	1,854	—	772
NMMB Holdings, Inc.	8,086	(8,086)		—	2,051	—	—	—	(6,852)
NPH Property Holdings, LLC	40,425	85,724	**	—	5,973	—	1,029	—	(2,088)
R-V Industries, Inc.	—	(2,339)		—	3,188	1,100	—	—	2,005
STI Holding, Inc.	—	(125)		—	—	3,246	—	—	(25)
UPH Property Holdings, LLC	1,405	22,562	**	—	1,101	—	156	—	426
Valley Electric Holdings I, Inc.	—	(200)		—	7,471	—	148	—	(23,304)
Wolf Energy Holdings Inc.	—	—		—	—	—	—	—	(1,350)
Total	$901,197	$(81,291)		$(972)	$153,307	$26,687	$43,671	$—	$(20,519)

(52)
As defined in the 1940 Act, we are deemed to be an “Affiliated company” of these portfolio companies because we own more than 5% of the portfolio company’s outstanding voting securities. Transactions during the year ended June 30, 2014 with these affiliated investments were as follows:

Portfolio Company	Purchases*	Redemptions*	Sales	Interest income	Dividend income	Other income	Net realized gains (losses)	Net unrealized gains (losses)
BNN Holdings Corp.	$—	$(600)	$—	$2,974	$—	$—	$—	$(194)
BXC Holding Company***	—	(100)	—	1,384	—	17	—	(4,163)
Smart, LLC	—	—	—	—	—	—	—	(143)
Total	$—	$(700)	$—	$4,358	$—	$17	$—	$(4,500)
* Purchase amounts do not include payment-in-kind interest. Redemption amounts include impairments.
** These amounts include the cost basis of investments transferred from APH to NPH and UPH.
*** During the year ended June 30, 2014, we acquired control of BXC Company, Inc. (f/k/a BXC Holding Company). As such, this investment was a controlled investment for part of the year and an affiliated investment for part of the year. See Note 14 for further discussion of this transaction.

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share data)

Note 1. Organization
In this report, the terms “Prospect,” “we,” “us” and “our” mean Prospect Capital Corporation and its subsidiaries unless the context specifically requires otherwise.

Prospect Capital Corporation is a financial services company that primarily lends to and invests in middle market privately-held companies. We are a closed-end investment company incorporated in Maryland. We have elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940 (the “1940 Act”). As a BDC, we have elected to be treated as a regulated investment company (“RIC”), under Subchapter M of the Internal Revenue Code of 1986 (the “Code”). We were organized on April 13, 2004 and were funded in an initial public offering completed on July 27, 2004.

On May 15, 2007, we formed a wholly-owned subsidiary Prospect Capital Funding LLC (“PCF”), a Delaware limited liability company and a bankruptcy remote special purpose entity, which holds certain of our portfolio loan investments that are used as collateral for the revolving credit facility at PCF. Our wholly-owned subsidiary Prospect Small Business Lending, LLC (“PSBL”) was formed on January 27, 2014 and purchases small business whole loans on a recurring basis from online small business loan originators, including On Deck Capital, Inc. (“OnDeck”) and Direct Capital Corporation (“Direct Capital”). On September 30, 2014, we formed a wholly-owned subsidiary Prospect Yield Corporation, LLC (“PYC”) and effective October 23, 2014, PYC holds our investments in collateralized loan obligations (“CLOs”). Each of these subsidiaries have been consolidated since operations commenced.
Effective July 1, 2014, we began consolidating certain of our wholly-owned and substantially wholly-owned holding companies formed by us in order to facilitate our investment strategy. The following companies have been included in our consolidated financial statements since July 1, 2014: AMU Holdings Inc.; APH Property Holdings, LLC; Arctic Oilfield Equipment USA, Inc.; CCPI Holdings Inc.; CP Holdings of Delaware LLC; Credit Central Holdings of Delaware, LLC; Energy Solutions Holdings Inc.; First Tower Holdings of Delaware LLC; Harbortouch Holdings of Delaware Inc.; MITY Holdings of Delaware Inc.; Nationwide Acceptance Holdings LLC; NMMB Holdings, Inc.; NPH Property Holdings, LLC; STI Holding, Inc.; UPH Property Holdings, LLC; Valley Electric Holdings I, Inc.; Valley Electric Holdings II, Inc.; and Wolf Energy Holdings Inc. On October 10, 2014, concurrent with the sale of the operating company, our ownership increased to 100% of the outstanding equity of ARRM Services, Inc. which was renamed SB Forging Company, Inc. (“SB Forging”). As such, we began consolidating SB Forging on October 11, 2014. We collectively refer to these entities as the “Consolidated Holding Companies.”
We are externally managed by our investment adviser, Prospect Capital Management L.P. (“Prospect Capital Management” or the “Investment Adviser”). Prospect Administration LLC (“Prospect Administration” or the “Administrator”) provides administrative services and facilities necessary for us to operate.
Our investment objective is to generate both current income and long-term capital appreciation through debt and equity investments. We invest primarily in senior and subordinated debt and equity of private companies in need of capital for acquisitions, divestitures, growth, development, recapitalizations and other purposes. We work with the management teams or financial sponsors to seek investments with historical cash flows, asset collateral or contracted pro-forma cash flows.
Note 2. Significant Accounting Policies
Basis of Presentation and Consolidation
The accompanying consolidated financial statements have been prepared in accordance with United States generally accepted accounting principles (“GAAP”) pursuant to the requirements for reporting on Form 10-K, ASC 946, Financial Services—Investment Companies (“ASC 946”), and Articles 6, 10 and 12 of Regulation S-X. Under the 1940 Act, ASC 946, and the regulations pursuant to Article 6 of Regulation S-X, we are precluded from consolidating any entity other than another investment company or an operating company which provides substantially all of its services to benefit us. Our consolidated financial statements include the accounts of Prospect, PCF, PSBL, PYC, and the Consolidated Holding Companies. All intercompany balances and transactions have been eliminated in consolidation. The financial results of our non-substantially wholly-owned holding companies and operating portfolio company investments are not consolidated in the financial statements. Any operating companies owned by the Consolidated Holding Companies are not consolidated.

Use of Estimates
The preparation of the consolidated financial statements in accordance with GAAP requires us to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of income, expenses, and gains and losses during the reported period. Changes in the economic environment, financial markets, creditworthiness of our portfolio companies and any other parameters used in determining these estimates could cause actual results to differ, and these differences could be material.
Cash and Cash Equivalents
Cash and cash equivalents include funds deposited with financial institutions and short-term, highly-liquid overnight investments in money market funds. Cash and cash equivalents are carried at cost which approximates fair value.
Investment Classification
We are a non-diversified company within the meaning of the 1940 Act. As required by the 1940 Act, we classify our investments by level of control. As defined in the 1940 Act, “Control Investments” are those where there is the ability or power to exercise a controlling influence over the management or policies of a company. Control is generally deemed to exist when a company or individual possesses or has the right to acquire within 60 days or less, a beneficial ownership of more than 25% of the voting securities of an investee company. Under the 1940 Act, “Affiliate Investments” are defined by a lesser degree of influence and are deemed to exist through the possession outright or via the right to acquire within 60 days or less, beneficial ownership of 5% or more of the outstanding voting securities of another person. “Non-Control/Non-Affiliate Investments” are those that are neither Control Investments nor Affiliate Investments.
Investments are recognized when we assume an obligation to acquire a financial instrument and assume the risks for gains or losses related to that instrument. Investments are derecognized when we assume an obligation to sell a financial instrument and forego the risks for gains or losses related to that instrument. Specifically, we record all security transactions on a trade date basis. Amounts for investments recognized or derecognized but not yet settled are reported in due to broker or as a receivable for investments sold in the consolidated statements of assets and liabilities.
Investment Risks
Our investments are subject to a variety of risks. Those risks include the following:
Market Risk
Market risk represents the potential loss that can be caused by a change in the fair value of the financial instrument.
Credit Risk
Credit risk represents the risk that we would incur if the counterparties failed to perform pursuant to the terms of their agreements with us.
Liquidity Risk
Liquidity risk represents the possibility that we may not be able to rapidly adjust the size of our investment positions in times of high volatility and financial stress at a reasonable price.
Interest Rate Risk
Interest rate risk represents a change in interest rates, which could result in an adverse change in the fair value of an interest-bearing financial instrument.
Prepayment Risk
Many of our debt investments allow for prepayment of principal without penalty. Downward changes in interest rates may cause prepayments to occur at a faster than expected rate, thereby effectively shortening the maturity of the security and making the security less likely to be an income producing instrument.

Investment Valuation
To value our investments, we follow the guidance of ASC 820, Fair Value Measurement (“ASC 820”), that defines fair value, establishes a framework for measuring fair value in conformity with GAAP, and requires disclosures about fair value measurements. In accordance with ASC 820, the fair value of our investments is defined as the price that we would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market in which that investment is transacted.
ASC 820 classifies the inputs used to measure these fair values into the following hierarchy:
Level 1: Quoted prices in active markets for identical assets or liabilities, accessible by us at the measurement date.
Level 2: Quoted prices for similar assets or liabilities in active markets, or quoted prices for identical or similar assets or liabilities in markets that are not active, or other observable inputs other than quoted prices.
Level 3: Unobservable inputs for the asset or liability.
In all cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls has been determined based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each investment.
Our Board of Directors has established procedures for the valuation of our investment portfolio. These procedures are detailed below.
Investments for which market quotations are readily available are valued at such market quotations.
For most of our investments, market quotations are not available. With respect to investments for which market quotations are not readily available or when such market quotations are deemed not to represent fair value, our Board of Directors has approved a multi-step valuation process each quarter, as described below.

1.	Each portfolio company or investment is reviewed by our investment professionals with independent valuation firms engaged by our Board of Directors.

2.	The independent valuation firms conduct independent valuations and make their own independent assessments.

3.	The Audit Committee of our Board of Directors reviews and discusses the preliminary valuation of the Investment Adviser and that of the independent valuation firms.

4.
The Board of Directors discusses valuations and determines the fair value of each investment in our portfolio in good faith based on the input of the Investment Adviser, the respective independent valuation firm and the Audit Committee.

Our non-CLO investments are valued utilizing a yield analysis, enterprise value (“EV”) analysis, net asset value analysis, liquidation analysis, discounted cash flow analysis, or a combination of methods, as appropriate. The yield analysis uses loan spreads for loans, dividend yields for certain investments and other relevant information implied by market data involving identical or comparable assets or liabilities. Under the EV analysis, the EV of a portfolio company is first determined and allocated over the portfolio company’s securities in order of their preference relative to one another (i.e., “waterfall” allocation). To determine the EV, we typically use a market multiples approach that considers relevant and applicable market trading data of guideline public companies, transaction metrics from precedent M&A transactions and/or a discounted cash flow analysis. The net asset value analysis is used to derive a value of an underlying investment (such as real estate property) by dividing a relevant earnings stream by an appropriate capitalization rate. For this purpose, we consider capitalization rates for similar properties as may be obtained from guideline public companies and/or relevant transactions. The liquidation analysis is intended to approximate the net recovery value of an investment based on, among other things, assumptions regarding liquidation proceeds based on a hypothetical liquidation of a portfolio company’s assets. The discounted cash flow analysis uses valuation techniques to convert future cash flows or earnings to a range of fair values from which a single estimate may be derived utilizing an appropriate discount rate. The measurement is based on the net present value indicated by current market expectations about those future amounts.
In applying these methodologies, additional factors that we consider in valuing our investments may include, as we deem relevant: security covenants, call protection provisions, and information rights; the nature and realizable value of any collateral; the portfolio company’s ability to make payments; the principal markets in which the portfolio company does business; publicly available financial ratios of peer companies; the principal market; and enterprise values, among other factors.

Our investments in CLOs are classified as ASC 820 Level 3 securities and are valued using a discounted cash flow model. The valuations have been accomplished through the analysis of the CLO deal structures to identify the risk exposures from the modeling point of view as well as to determine an appropriate call date. For each CLO security, the most appropriate valuation approach has been chosen from alternative approaches to ensure the most accurate valuation for such security. To value a CLO, both the assets and the liabilities of the CLO capital structure are modeled. We use a waterfall engine to store the collateral data, generate collateral cash flows from the assets based on various assumptions for the risk factors, distribute the cash flows to the liability structure based on the payment priorities, and discount them back using current market discount rates. The main risk factors are: default risk, interest rate risk, downgrade risk, and credit spread risk.
Valuation of Other Financial Assets and Financial Liabilities
ASC 825, Financial Instruments, specifically ASC 825-10-25, permits an entity to choose, at specified election dates, to measure eligible items at fair value (the “Fair Value Option”). We have not elected the Fair Value Option to report selected financial assets and financial liabilities. See Note 8 for further discussion of our financial liabilities that are measured using another measurement attribute.
Convertible Notes
We have recorded the Convertible Notes at their contractual amounts. The Convertible Notes were analyzed for any features that would require bifurcation and such features were determined to be immaterial. See Note 5 for further discussion.
Revenue Recognition
Realized gains or losses on the sale of investments are calculated using the specific identification method.
Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis. Origination, closing and/or commitment fees associated with investments in portfolio companies are accreted into interest income over the respective terms of the applicable loans. Accretion of such purchase discounts or amortization of premiums is calculated by the effective interest method as of the purchase date and adjusted only for material amendments or prepayments. Upon the prepayment of a loan or debt security, any prepayment penalties and unamortized loan origination, closing and commitment fees are recorded as interest income. The purchase discount for portfolio investments acquired from Patriot Capital Funding, Inc. (“Patriot”) was determined based on the difference between par value and fair value as of December 2, 2009, and continued to accrete until maturity or repayment of the respective loans. As of December 31, 2013, the purchase discount for the assets acquired from Patriot had been fully accreted. See Note 3 for further discussion.
Loans are placed on non-accrual status when there is reasonable doubt that principal or interest will be collected. Unpaid accrued interest is generally reversed when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment. Non-accrual loans are restored to accrual status when past due principal and interest is paid and in management’s judgment, is likely to remain current. As of June 30, 2015, approximately 0.1% of our total assets are in non-accrual status.
Interest income from investments in the “equity” class of security of CLO funds (typically income notes or subordinated notes) is recorded based upon an estimation of an effective yield to expected maturity utilizing assumed cash flows in accordance with ASC 325-40, Beneficial Interests in Securitized Financial Assets. We monitor the expected cash inflows from our CLO equity investments, including the expected residual payments, and the effective yield is determined and updated periodically.
Dividend income is recorded on the ex-dividend date.
Structuring fees and similar fees are recognized as income as earned, usually when paid. Structuring fees, excess deal deposits, net profits interests and overriding royalty interests are included in other income. See Note 10 for further discussion.

Federal and State Income Taxes
We have elected to be treated as a regulated investment company and intend to continue to comply with the requirements of the Code applicable to regulated investment companies. We are required to distribute at least 90% of our investment company taxable income and intend to distribute (or retain through a deemed distribution) all of our investment company taxable income and net capital gain to stockholders; therefore, we have made no provision for income taxes. The character of income and gains that we will distribute is determined in accordance with income tax regulations that may differ from GAAP. Book and tax basis differences relating to stockholder dividends and distributions and other permanent book and tax differences are reclassified to paid-in capital.
If we do not distribute (or are not deemed to have distributed) at least 98% of our annual ordinary income and 98.2% of our capital gains in the calendar year earned, we will generally be required to pay an excise tax equal to 4% of the amount by which 98% of our annual ordinary income and 98.2% of our capital gains exceed the distributions from such taxable income for the year. To the extent that we determine that our estimated current year annual taxable income will be in excess of estimated current year dividend distributions from such taxable income, we accrue excise taxes, if any, on estimated excess taxable income. For the calendar year ended December 31, 2014, we incurred an excise tax expense of $461 because our annual taxable income exceeded our distributions. As of June 30, 2015, we had a payable of $305 for excise taxes as our expected excise tax liability exceeded our excise tax payments through June 30, 2015. This amount is included within accrued expenses on the Consolidated Statement of Assets and Liabilities as of June 30, 2015.
If we fail to satisfy the annual distribution requirement or otherwise fail to qualify as a RIC in any taxable year, we would be subject to tax on all of our taxable income at regular corporate rates. We would not be able to deduct distributions to stockholders, nor would we be required to make distributions. Distributions would generally be taxable to our individual and other non-corporate taxable stockholders as ordinary dividend income eligible for the reduced maximum rate applicable to qualified dividend income to the extent of our current and accumulated earnings and profits, provided certain holding period and other requirements are met. Subject to certain limitations under the Code, corporate distributions would be eligible for the dividends-received deduction. To qualify again to be taxed as a RIC in a subsequent year, we would be required to distribute to our shareholders our accumulated earnings and profits attributable to non-RIC years reduced by an interest charge of 50% of such earnings and profits payable by us as an additional tax. In addition, if we failed to qualify as a RIC for a period greater than two taxable years, then, in order to qualify as a RIC in a subsequent year, we would be required to elect to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if we had been liquidated) or, alternatively, be subject to taxation on such built-in gain recognized for a period of ten years.
We follow ASC 740, Income Taxes (“ASC 740”). ASC 740 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the consolidated financial statements. ASC 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing our tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. As of June 30, 2014 and June 30, 2015 and for the years then ended, we did not have a liability for any unrecognized tax benefits. Management’s determinations regarding ASC 740 may be subject to review and adjustment at a later date based upon factors including, but not limited to, an on-going analysis of tax laws, regulations and interpretations thereof. Although we file both federal and state income tax returns, our major tax jurisdiction is federal. Our tax returns for our federal tax years ending August 31, 2012 and thereafter remain subject to examination by the Internal Revenue Service.
Dividends and Distributions
Dividends and distributions to common stockholders are recorded on the ex-dividend date. The amount, if any, to be paid as a monthly dividend or distribution is approved by our Board of Directors quarterly and is generally based upon our management’s estimate of our future earnings. Net realized capital gains, if any, are distributed at least annually.
Financing Costs
We record origination expenses related to our Revolving Credit Facility and Convertible Notes, Public Notes and Prospect Capital InterNotes® (collectively, our “Unsecured Notes”) as deferred financing costs. These expenses are deferred and amortized as part of interest expense using the straight-line method for our Revolving Credit Facility and the effective interest method for our Unsecured Notes over the respective expected life or maturity. In the event that we modify or extinguish our debt before maturity, we follow the guidance in ASC 470-50, Modification and Extinguishments (“ASC 470-50”). For modifications to or exchanges of our Revolving Credit Facility, any unamortized deferred costs relating to lenders who are not part of the new lending group are expensed. For extinguishments of our Unsecured Notes, any unamortized deferred costs are deducted from the carrying amount of the debt in determining the gain or loss from the extinguishment.

We record registration expenses related to shelf filings as prepaid assets. These expenses consist principally of SEC registration fees, legal fees and accounting fees incurred. These prepaid assets are charged to capital upon the receipt of proceeds from an equity offering or charged to expense if no offering is completed.
Guarantees and Indemnification Agreements
We follow ASC 460, Guarantees (“ASC 460”). ASC 460 elaborates on the disclosure requirements of a guarantor in its interim and annual consolidated financial statements about its obligations under certain guarantees that it has issued. It also requires a guarantor to recognize, at the inception of a guarantee, for those guarantees that are covered by ASC 460, the fair value of the obligation undertaken in issuing certain guarantees.
Per Share Information
Net increase or decrease in net assets resulting from operations per share is calculated using the weighted average number of common shares outstanding for the period presented. In accordance with ASC 946, convertible securities are not considered in the calculation of net asset value per share.
Recent Accounting Pronouncements
In August 2014, the FASB issued Accounting Standards Update 2014-15, Disclosure of Uncertainties about an Entity’s Ability to Continue as a Going Concern (“ASU 2014-15”). ASU 2014-15 will explicitly require management to assess an entity’s ability to continue as a going concern, and to provide related footnote disclosure in certain circumstances. ASU 2014-15 is effective for annual and interim periods ending after December 15, 2016. Early application is permitted. The adoption of the amended guidance in ASU 2014-15 is not expected to have a significant effect on our consolidated financial statements and disclosures.
In January 2015, the FASB issued Accounting Standards Update 2015-01, Simplifying Income Statement Presentation by Eliminating the Concept of Extraordinary Items (“ASU 2015-01”). ASU 2015-01 simplifies income statement presentation by eliminating the need to determine whether to classify an item as an extraordinary item. ASU 2015-01 is effective for annual and interim periods beginning after December 15, 2015. Early adoption is permitted; however, adoption must occur at the beginning of an annual period. The adoption of the amended guidance in ASU 2015-01 is not expected to have a significant effect on our consolidated financial statements and disclosures.
In February 2015, the FASB issued Accounting Standards Update 2015-02, Amendments to the Consolidation Analysis (“ASU 2015-02”). ASU 2015-02 eliminates the deferral of FAS 167, which allowed reporting entities with interests in certain investment funds to follow the previous consolidation guidance in FIN 46(R), and makes other changes to both the variable interest model and the voting model. ASU 2015-02 is effective for annual and interim periods beginning after December 15, 2015. Early adoption is permitted, including adoption in an interim period. A reporting entity may apply the amendments using a modified retrospective approach by recording a cumulative-effect adjustment to equity as of the beginning of the period of adoption or may apply the amendments retrospectively. We are currently evaluating the effect the adoption of the amended guidance in ASU 2015-02 may have on our consolidated financial statements and disclosures.
In April 2015, the FASB issued Accounting Standards Update 2015-03, Simplifying the Presentation of Debt Issuance Costs (“ASU 2015-03”). ASU 2015-03 requires debt issuance costs related to a recognized debt liability to be presented in the balance sheet as a direct deduction from the debt liability rather than as an asset. The new guidance will make the presentation of debt issuance costs consistent with the presentation of debt discounts or premiums. ASU 2015-03 is effective for financial statements issued for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. Early adoption is permitted for financial statements that have not been previously issued. The new guidance must be applied on a retrospective basis to all prior periods presented in the financial statements. The adoption of the amended guidance in ASU 2015-03 is not expected to have a significant effect on our consolidated financial statements and disclosures.

Note 3. Portfolio Investments
At June 30, 2015, we had investments in 131 long-term portfolio investments, which had an amortized cost of $6,559,376 and a fair value of $6,609,558. At June 30, 2014, we had investments in 142 long-term portfolio investments, which had an amortized cost of $6,371,522 and a fair value of $6,253,739.
The original cost basis of debt placements and equity securities acquired, including follow-on investments for existing portfolio companies, totaled $2,088,988 and $2,952,356 during the years ended June 30, 2015 and June 30, 2014, respectively. Debt repayments and proceeds from sales of equity securities of approximately $1,633,073 and $786,969 were received during the years ended June 30, 2015 and June 30, 2014, respectively.
The following table shows the composition of our investment portfolio as of June 30, 2015 and June 30, 2014.

	June 30, 2015		June 30, 2014
	Cost	Fair Value	Cost	Fair Value
Revolving Line of Credit	$30,546	$30,546	$3,445	$2,786
Senior Secured Debt	3,617,111	3,533,447	3,578,339	3,514,198
Subordinated Secured Debt	1,234,701	1,205,303	1,272,275	1,200,221
Subordinated Unsecured Debt	145,644	144,271	85,531	85,531
Small Business Loans	50,558	50,892	4,637	4,252
CLO Debt	28,613	32,398	28,118	33,199
CLO Residual Interest	1,072,734	1,113,023	1,044,656	1,093,985
Equity	379,469	499,678	354,521	319,567
Total Investments	$6,559,376	$6,609,558	$6,371,522	$6,253,739
In the previous table and throughout the remainder of this footnote, we aggregate our portfolio investments by type of investment, which may differ slightly from the nomenclature used by the constituent instruments defining the rights of holders of the investment, as disclosed on our Consolidated Schedules of Investments (“SOI”). The following investments are included in each category:

•	Senior Secured Debt includes investments listed on the SOI such as senior secured term loans, senior term loans, secured promissory notes, senior demand notes, and first lien term loans.

•	Subordinated Secured Debt includes investments listed on the SOI such as subordinated secured term loans, subordinated term loans, senior subordinated notes, and second lien term loans.

•	Subordinated Unsecured Debt includes investments listed on the SOI such as subordinated unsecured notes and senior unsecured notes.

•	Small Business Loans includes our investments in small business whole loans purchased from OnDeck and Direct Capital.

•	CLO Debt includes our investments in the “debt” class of security of CLO funds.

•	CLO Residual Interest includes our investments in the “equity” class of security of CLO funds such as income notes, preference shares, and subordinated notes.

•
Equity includes our investments in preferred stock, common stock, membership interests, net profits interests, net operating income interests, net revenue interests, overriding royalty interests, escrows receivable, and warrants, unless specifically stated otherwise.

The following table shows the fair value of our investments disaggregated into the three levels of the ASC 820 valuation hierarchy as of June 30, 2015.

	Level 1	Level 2	Level 3	Total
Revolving Line of Credit	$—	$—	$30,546	$30,546
Senior Secured Debt	—	—	3,533,447	3,533,447
Subordinated Secured Debt	—	—	1,205,303	1,205,303
Subordinated Unsecured Debt	—	—	144,271	144,271
Small Business Loans	—	—	50,892	50,892
CLO Debt	—	—	32,398	32,398
CLO Residual Interest	—	—	1,113,023	1,113,023
Equity	260	—	499,418	499,678
Total Investments	$260	$—	$6,609,298	$6,609,558
The following table shows the fair value of our investments disaggregated into the three levels of the ASC 820 valuation hierarchy as of June 30, 2014.

	Level 1	Level 2	Level 3	Total
Revolving Line of Credit	$—	$—	$2,786	$2,786
Senior Secured Debt	—	—	3,514,198	3,514,198
Subordinated Secured Debt	—	—	1,200,221	1,200,221
Subordinated Unsecured Debt	—	—	85,531	85,531
Small Business Loans	—	—	4,252	4,252
CLO Debt	—	—	33,199	33,199
CLO Residual Interest	—	—	1,093,985	1,093,985
Equity	168	—	319,399	319,567
Total Investments	$168	$—	$6,253,571	$6,253,739

The following tables show the aggregate changes in the fair value of our Level 3 investments during the year ended June 30, 2015.

	Fair Value Measurements Using Unobservable Inputs (Level 3)
	Control Investments	Affiliate Investments	Non-Control/ Non-Affiliate Investments	Total
Fair value as of June 30, 2014	$1,640,454	$32,121	$4,580,996	$6,253,571
Net realized losses on investments	(80,640)	—	(99,836)	(180,476)
Net change in unrealized appreciation	158,346	503	9,024	167,873
Net realized and unrealized gains (losses)	77,706	503	(90,812)	(12,603)
Purchases of portfolio investments	409,712	44,000	1,605,999	2,059,711
Payment-in-kind interest	22,850	—	6,427	29,277
Amortization of discounts and premiums	—	—	(87,638)	(87,638)
Repayments and sales of portfolio investments	(176,520)	(30,679)	(1,425,821)	(1,633,020)
Transfers within Level 3(1)	—	—	—	—
Transfers in (out) of Level 3(1)	—	—	—	—
Fair value as of June 30, 2015	$1,974,202	$45,945	$4,589,151	$6,609,298

	Revolving Line of Credit	Senior Secured Debt	Subordinated Secured Debt	Subordinated Unsecured Debt	Small Business Loans	CLO Debt	CLO Residual Interest	Equity	Total
Fair value as of June 30, 2014	$2,786	$3,514,198	$1,200,221	$85,531	$4,252	$33,199	$1,093,985	$319,399	$6,253,571
Net realized losses on investments	(1,095)	(36,955)	(77,745)	(6,502)	(2,490)	—	(15,561)	(40,128)	(180,476)
Net change in unrealized appreciation (depreciation)	659	(19,521)	42,658	(1,374)	719	(1,296)	(9,043)	155,071	167,873
Net realized and unrealized (losses) gains	(436)	(56,476)	(35,087)	(7,876)	(1,771)	(1,296)	(24,604)	114,943	(12,603)
Purchases of portfolio investments	58,196	1,234,738	314,767	38,834	96,614	—	220,779	95,783	2,059,711
Payment-in-kind interest	—	25,695	1,412	2,170	—	—	—	—	29,277
Accretion (amortization) of discounts and premiums	—	314	3,617	—	—	495	(92,064)	—	(87,638)
Repayments and sales of portfolio investments	(30,000)	(1,185,022)	(254,627)	612	(48,203)	—	(85,073)	(30,707)	(1,633,020)
Transfers within Level 3(1)	—	—	(25,000)	25,000	—	—	—	—	—
Transfers in (out) of Level 3(1)	—	—	—	—	—	—	—	—	—
Fair value as of June 30, 2015	$30,546	$3,533,447	$1,205,303	$144,271	$50,892	$32,398	$1,113,023	$499,418	$6,609,298

(1)	Transfers are assumed to have occurred at the beginning of the quarter during which the asset was transferred.

The following tables show the aggregate changes in the fair value of our Level 3 investments during the year ended June 30, 2014.

	Fair Value Measurements Using Unobservable Inputs (Level 3)
	Control Investments	Affiliate Investments	Non-Control/ Non-Affiliate Investments	Total
Fair value as of June 30, 2013	$811,634	$42,443	$3,318,663	$4,172,740
Net realized losses on investments	—	—	(3,346)	(3,346)
Net change in unrealized depreciation	(20,519)	(4,500)	(9,894)	(34,913)
Net realized and unrealized losses	(20,519)	(4,500)	(13,240)	(38,259)
Purchases of portfolio investments	901,197	—	2,036,014	2,937,211
Payment-in-kind interest	11,796	90	3,259	15,145
Accretion (amortization) of discounts and premiums	—	399	(46,696)	(46,297)
Repayments and sales of portfolio investments	(82,263)	(700)	(704,006)	(786,969)
Transfers within Level 3(1)	18,609	(5,611)	(12,998)	—
Transfers in (out) of Level 3(1)	—	—	—	—
Fair value as of June 30, 2014	$1,640,454	$32,121	$4,580,996	$6,253,571

	Revolving Line of Credit	Senior Secured Debt	Subordinated Secured Debt	Subordinated Unsecured Debt	Small Business Loans	CLO Debt	CLO Residual Interest	Equity	Total
Fair value as of June 30, 2013	$8,729	$2,207,091	$1,024,901	$88,827	$—	$28,589	$658,086	$156,517	$4,172,740
Net realized (losses) gains on investments	—	(1,593)	(7,558)	—	—	—	1,183	4,622	(3,346)
Net change in unrealized (depreciation) appreciation	(150)	(8,907)	(34,566)	(357)	(386)	4,159	51,864	(46,570)	(34,913)
Net realized and unrealized (losses) gains	(150)	(10,500)	(42,124)	(357)	(386)	4,159	53,047	(41,948)	(38,259)
Purchases of portfolio investments	14,850	1,692,284	554,973	—	6,540	—	453,492	215,072	2,937,211
Payment-in-kind interest	—	13,850	428	867	—	—	—	—	15,145
Accretion (amortization) of discounts and premiums	—	683	2,065	73	—	451	(49,569)	—	(46,297)
Repayments and sales of portfolio investments	(20,643)	(389,210)	(270,022)	(73,879)	(1,902)	—	(21,071)	(10,242)	(786,969)
Transfers within Level 3(1)	—	—	(70,000)	70,000	—	—	—	—	—
Transfers in (out) of Level 3(1)	—	—	—	—	—	—	—	—	—
Fair value as of June 30, 2014	$2,786	$3,514,198	$1,200,221	$85,531	$4,252	$33,199	$1,093,985	$319,399	$6,253,571

(1)	Transfers are assumed to have occurred at the beginning of the quarter during which the asset was transferred.
For the years ended June 30, 2015 and June 30, 2014, the net change in unrealized appreciation (depreciation) on the investments that use Level 3 inputs was $82,432 and $(27,973) for investments still held as of June 30, 2015 and June 30, 2014, respectively.

The ranges of unobservable inputs used in the fair value measurement of our Level 3 investments as of June 30, 2015 were as follows:

			Unobservable Input
Asset Category	Fair Value	Primary Valuation Technique	Input	Range	Weighted Average
Senior Secured Debt	$2,421,188	Yield Analysis	Market Yield	6.1%-21.4%	11.3%
Senior Secured Debt	563,050	EV Analysis	EBITDA Multiple	3.5x-11.0x	8.1x
Senior Secured Debt(1)	64,560	EV Analysis	Loss-Adjusted Discount Rate	3.8%-10.7%	6.9%
Senior Secured Debt(2)	98,025	EV Analysis	Loss-Adjusted Discount Rate	5.4%-16.3%	10.0%
Senior Secured Debt	40,808	EV Analysis	Discount Rate	7.0%-9.0%	8.0%
Senior Secured Debt	25,970	EV Analysis	Appraisal	N/A	N/A
Senior Secured Debt	6,918	Liquidation Analysis	N/A	N/A	N/A
Senior Secured Debt	343,474	Net Asset Value Analysis	Capitalization Rate	5.6%-7.0%	6.0%
Subordinated Secured Debt	847,624	Yield Analysis	Market Yield	8.1%-18.3%	12.5%
Subordinated Secured Debt	54,948	EV Analysis	EBITDA Multiple	3.5x-6.0x	4.7x
Subordinated Secured Debt	302,731	EV Analysis	Book Value Multiple	1.2x-3.8x	2.7x
Subordinated Unsecured Debt	112,701	Yield Analysis	Market Yield	9.1%-15.3%	11.8%
Subordinated Unsecured Debt	31,570	EV Analysis	EBITDA Multiple	5.8x-8.0x	7.2x
Small Business Loans(3)	362	Discounted Cash Flow	Loss-Adjusted Discount Rate	11.7%-27.3%	23.5%
Small Business Loans(4)	50,530	Discounted Cash Flow	Loss-Adjusted Discount Rate	20.4%-33.2%	24.9%
CLO Debt	32,398	Discounted Cash Flow	Discount Rate	6.1%-6.9%	6.5%
CLO Residual Interest	1,113,023	Discounted Cash Flow	Discount Rate	11.2%-18.0%	14.0%
Equity	139,424	EV Analysis	EBITDA Multiple	2.0x-11.0x	8.5x
Equity	148,631	EV Analysis	Book Value Multiple	1.2x-3.8x	2.5x
Equity	1,120	EV Analysis	Appraisal	N/A	N/A
Equity	3,023	Yield Analysis	Market Yield	19.8%-24.7%	22.2%
Equity	130,316	Net Asset Value Analysis	Capitalization Rate	5.6%-7.0%	5.9%
Equity	28,133	Discounted Cash Flow	Discount Rate	7.0%-9.0%	8.0%
Participating Interest(5)	42,765	Yield Analysis	Market Yield	11.5%-18.0%	12.5%
Participating Interest(5)	22	Liquidation Analysis	N/A	N/A	N/A
Escrow Receivable	5,984	Discounted Cash Flow	Discount Rate	7.0%-8.2%	7.6%
Total Level 3 Investments	$6,609,298

(1)
EV analysis is based on the fair value of our investments in consumer loans purchased from Prosper, which are valued using a discounted cash flow valuation technique. The key unobservable input to the discounted cash flow analysis is noted above. In addition, the valuation also used projected loss rates as an unobservable input ranging from 0.6%-26.5%, with a weighted average of 8.4%.

(2)
EV analysis is based on the fair value of our investments in consumer loans purchased from Lending Club, which are valued using a discounted cash flow valuation technique. The key unobservable input to the discounted cash flow analysis is noted above. In addition, the valuation also used projected loss rates as an unobservable input ranging from 2.3%-23.8%, with a weighted average of 16.9%.

(3)
Includes our investments in small business whole loans purchased from Direct Capital. Valuation also used projected loss rates as an unobservable input ranging from 0.03%-60.0%, with a weighted average of 42.3%.

(4)
Includes our investments in small business whole loans purchased from OnDeck. Valuation also used projected loss rates as an unobservable input ranging from 4.2%-11.7%, with a weighted average of 9.7%.

(5)	Participating Interest includes our participating equity investments, such as net profits interests, net operating income interests, net revenue interests, and overriding royalty interests.

The ranges of unobservable inputs used in the fair value measurement of our Level 3 investments as of June 30, 2014 were as follows:

			Unobservable Input
Asset Category	Fair Value	Primary Valuation Technique	Input	Range	Weighted Average
Senior Secured Debt	$2,550,073	Yield Analysis	Market Yield	5.5%-20.3%	11.1%
Senior Secured Debt	560,485	EV Analysis	EBITDA Multiple	3.5x-9.0x	7.1x
Senior Secured Debt	110,525	EV Analysis	Other	N/A	N/A
Senior Secured Debt	3,822	Liquidation Analysis	N/A	N/A	N/A
Senior Secured Debt	292,079	Net Asset Value Analysis	Capitalization Rate	4.5%-10.0%	7.4%
Subordinated Secured Debt	832,181	Yield Analysis	Market Yield	8.7%-14.7%	10.9%
Subordinated Secured Debt	353,220	EV Analysis	EBITDA Multiple	4.5x-8.2x	6.2x
Subordinated Secured Debt	14,820	EV Analysis	Book Value Multiple	1.2x-1.4x	1.3x
Subordinated Unsecured Debt	85,531	Yield Analysis	Market Yield	7.4%-14.4%	12.1%
Small Business Loans	4,252	Yield Analysis	Market Yield	75.5%-79.5%	77.5%
CLO Debt	33,199	Discounted Cash Flow	Discount Rate	4.2%-5.8%	4.9%
CLO Residual Interest	1,093,985	Discounted Cash Flow	Discount Rate	10.4%-23.7%	16.8%
Equity	222,059	EV Analysis	EBITDA Multiple	2.0x-15.3x	5.3x
Equity	15,103	EV Analysis	Book Value Multiple	1.2x-1.4x	1.3x
Equity	3,171	Yield Analysis	Market Yield	13.7%-16.5%	15.1%
Equity	63,157	Net Asset Value Analysis	Capitalization Rate	4.5%-10.0%	7.4%
Equity	14,107	Discounted Cash Flow	Discount Rate	8.0%-10.0%	9.0%
Participating Interest(1)	213	Liquidation Analysis	N/A	N/A	N/A
Escrow Receivable	1,589	Discounted Cash Flow	Discount Rate	6.6%-7.8%	7.2%
Total Level 3 Investments	$6,253,571

(1)	Participating Interest includes our participating equity investments, such as net profits interests, net operating income interests, net revenue interests, and overriding royalty interests.
In determining the range of value for debt instruments except CLOs and debt investments in controlling portfolio companies, management and the independent valuation firm generally estimated corporate and security credit ratings and identified corresponding yields to maturity for each loan from relevant market data. A discounted cash flow analysis was then prepared using the appropriate yield to maturity as the discount rate, to determine range of value. For non-traded equity investments, the enterprise value was determined by applying earnings before income tax, depreciation and amortization (“EBITDA”) multiples, net income multiples, or book value multiples for similar guideline public companies and/or similar recent investment transactions. For stressed equity investments, a liquidation analysis was prepared. For the private REIT investments, enterprise values were determined based on an average of results from a net asset value analysis of the underlying property investments and a dividend yield analysis utilizing capitalization rates and dividend yields, respectively, for similar guideline companies and/or similar recent investment transactions.
In determining the range of value for our investments in CLOs, management and the independent valuation firm used a discounted cash flow model. The valuations were accomplished through the analysis of the CLO deal structures to identify the risk exposures from the modeling point of view as well as to determine an appropriate call date. For each CLO security, the most appropriate valuation approach was chosen from alternative approaches to ensure the most accurate valuation for such security. A waterfall engine was used to store the collateral data, generate collateral cash flows from the assets based on various assumptions for the risk factors, distribute the cash flows to the liability structure based on the payment priorities, and discount them back using proper discount rates to expected maturity or call date.

CLO investments may be riskier and less transparent to us than direct investments in underlying companies. CLOs typically will have no significant assets other than their underlying senior secured loans. Therefore, payments on CLO investments are and will be payable solely from the cash flows from such senior secured loans. Our CLO investments are exposed to leveraged credit risk. If certain minimum collateral value ratios and/or interest coverage ratios are not met by a CLO, primarily due to senior secured loan defaults, then cash flow that otherwise would have been available to pay distributions to us on our CLO investments may instead be used to redeem any senior notes or to purchase additional senior secured loans, until the ratios again exceed the minimum required levels or any senior notes are repaid in full. Our CLO investments and/or the underlying senior secured loans may prepay more quickly than expected, which could have an adverse impact on our value. We are not responsible for and have no influence over the asset management of the portfolios underlying the CLO investments we hold as those portfolios are managed by non-affiliated third party CLO collateral managers.
The significant unobservable input used to value our investments based on the yield analysis and discounted cash flow analysis is the market yield (or applicable discount rate) used to discount the estimated future cash flows expected to be received from the underlying investment, which includes both future principal and interest/dividend payments. Increases or decreases in the market yield (or applicable discount rate) would result in a decrease or increase, respectively, in the fair value measurement. Management and the independent valuation firm consider the following factors when selecting market yields or discount rates: risk of default, rating of the investment and comparable company investments, and call provisions.
The significant unobservable inputs used to value our investments based on the EV analysis may include market multiples of specified financial measures such as EBITDA, net income, or book value of identified guideline public companies, implied valuation multiples from precedent M&A transactions, and/or discount rates applied in a discounted cash flow analysis. The independent valuation firm identifies a population of publicly traded companies with similar operations and key attributes to that of the portfolio company. Using valuation and operating metrics of these guideline public companies and/or as implied by relevant precedent transactions, a range of multiples of the latest twelve months EBITDA, or other measure such as net income or book value, is typically calculated. The independent valuation firm utilizes the determined multiples to estimate the portfolio company’s EV generally based on the latest twelve months EBITDA of the portfolio company (or other meaningful measure). Increases or decreases in the multiple may result in an increase or decrease, respectively, in EV which may increase or decrease the fair value measurement of the debt and/or equity investment, as applicable. In certain instances, a discounted cash flow analysis may be considered in estimating EV, in which case, discount rates based on a weighted average cost of capital and application of the Capital Asset Pricing Model may be utilized.
The significant unobservable input used to value our investments based on the net asset value analysis is the capitalization rate applied to the earnings measure of the underlying property. Increases or decreases in the capitalization rate would result in a decrease or increase, respectively, in the fair value measurement.
Changes in market yields, discount rates, capitalization rates or EBITDA multiples, each in isolation, may change the fair value measurement of certain of our investments. Generally, an increase in market yields, discount rates or capitalization rates, or a decrease in EBITDA (or other) multiples may result in a decrease in the fair value measurement of certain of our investments.
Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may fluctuate from period to period. Additionally, the fair value of our investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that we may ultimately realize. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If we were required to liquidate a portfolio investment in a forced or liquidation sale, we could realize significantly less than the value at which we have recorded it.
In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the unrealized gains or losses reflected in the currently assigned valuations.
During the year ended June 30, 2015, the valuation methodology for American Gilsonite Company (“AGC”) changed to incorporate secondary trade data in addition to the yield analysis used in previous periods. As a result of this change, and in recognition of recent company performance and current market conditions, we decreased the fair value of our investment in AGC to $14,287 as of June 30, 2015, a discount of $1,468 from its amortized cost, compared to the $3,477 unrealized appreciation recorded at June 30, 2014.

During the year ended June 30, 2015, the valuation methodology for CCPI Inc. (“CCPI”) changed to solely an EV analysis by removing the discounted cash flow used in previous periods. Management adopted this change due to a lack of long-term forecasts for CCPI. As a result of this change, and in recognition of recent company performance and current market conditions, we increased the fair value of our investment in CCPI to $41,352 as of June 30, 2015, a premium of $7,192 to its amortized cost, compared to the $1,443 unrealized depreciation recorded at June 30, 2014.
During the year ended June 30, 2015, the valuation methodology for Edmentum, Inc. (“Edmentum”) changed to an EV analysis in place of the yield analysis used in previous periods. Management adopted this change due to the company’s debt restructuring in June 2015, through which Prospect became the largest shareholder of the company. As a result of this change, and in recognition of recent company performance and subsequent other-than-temporary impairment, we decreased the fair value of our investment in Edmentum to $37,216 as of June 30, 2015, equal to its amortized cost, compared to the $1,561 unrealized appreciation recorded at June 30, 2014.
During the year ended June 30, 2015, the valuation methodology for Empire Today, LLC (“Empire Today”) changed to incorporate an EV analysis and secondary trade data in addition to the yield analysis used in previous periods. Management adopted the EV analysis due to a deterioration in operating results and resulting credit impairment. As a result of this change, and in recognition of recent company performance and current market conditions, we decreased the fair value of our investment in Empire Today to $13,070 as of June 30, 2015, a discount of $2,448 from its amortized cost, compared to the $281 unrealized appreciation recorded at June 30, 2014.
During the year ended June 30, 2015, the valuation methodology for Gulf Coast Machine & Supply Company (“Gulf Coast”) changed to a liquidation analysis in place of the EV analysis used in previous periods. Management adopted the liquidation analysis due to a deterioration in operating results, resulting credit impairment, and the unavailability of revised budget figures. As a result of this change, and in recognition of recent company performance and current market conditions, we decreased the fair value of our investment in Gulf Coast to $6,918 as of June 30, 2015, a discount of $45,032 from its amortized cost, compared to the $28,991 unrealized depreciation recorded at June 30, 2014.
During the year ended June 30, 2015, the valuation methodology for ICON Health & Fitness, Inc. (“ICON”) changed to incorporate secondary trade data in addition to the yield analysis used in previous periods. As a result of this change, and in recognition of recent company performance and current market conditions, we increased the fair value of our investment in ICON to $16,100 as of June 30, 2015, a discount of $3 from its amortized cost, compared to the $1,116 unrealized depreciation recorded at June 30, 2014.
During the year ended June 30, 2015, the valuation methodology for Prince Mineral Holding Corp. (“Prince”) changed to incorporate secondary trade data in addition to the yield analysis used in previous periods. As a result of this change, and in recognition of recent company performance and current market conditions, we decreased the fair value of our investment in Prince to $9,458 as of June 30, 2015, a discount of $457 from its amortized cost, compared to the $98 unrealized appreciation recorded at June 30, 2014.
During the year ended June 30, 2015, the valuation methodology for Targus Group International, Inc. (“Targus”) changed to incorporate an EV analysis in place of the yield analysis used in previous periods. Management adopted the EV analysis due to a deterioration in operating results and resulting credit impairment. As a result of this change, and in recognition of recent company performance and current market conditions, we decreased the fair value of our investment in Targus to $17,233 as of June 30, 2015, a discount of $4,145 from its amortized cost, compared to the $1,748 unrealized depreciation recorded at June 30, 2014.
During the year ended June 30, 2015, the valuation methodology for United Sporting Companies, Inc. (“USC”) changed to incorporate an EV analysis in addition to the yield analysis used in previous periods. Management adopted the EV analysis due to a deterioration in operating results and resulting credit impairment. As a result of this change, and in recognition of recent company performance and current market conditions, we decreased the fair value of our investment in USC to $145,618 as of June 30, 2015, a discount of $12,620 from its amortized cost, compared to being valued at cost at June 30, 2014.

During the year ended June 30, 2015, we provided $1,381 and $107 of debt and equity financing, respectively, to American Property REIT Corp. (“APRC”) for the acquisition of real estate properties and to fund capital expenditures for existing properties. During the year ended June 30, 2015, APRC transferred its investments in certain properties to National Property REIT Corp. (“NPRC”). As a result, our investments in APRC related to these properties also transferred to NPRC. The investments transferred consisted of $12,985 of equity and $95,576 of debt. There was no gain or loss realized on these transactions. In addition, during the year ended June 30, 2015, we received $8 as a return of capital on the equity investment in APRC. As of June 30, 2015, our investment in APRC had an amortized cost of $100,192 and a fair value of $118,256.
As of June 30, 2015, APRC’s real estate portfolio was comprised of twelve multi-family properties and one commercial property. The following table shows the location, acquisition date, purchase price, and mortgage outstanding due to other parties for each of the properties held by APRC as of June 30, 2015.

No.	Property Name	City	Acquisition Date	Purchase Price	Mortgage Outstanding
1	1557 Terrell Mill Road, LLC	Marietta, GA	12/28/2012	$23,500	$15,164
2	Lofton Place, LLC	Tampa, FL	4/30/2013	26,000	16,965
3	Vista Palma Sola, LLC	Bradenton, FL	4/30/2013	27,000	17,550
4	Arlington Park Marietta, LLC	Marietta, GA	5/8/2013	14,850	9,650
5	Cordova Regency, LLC	Pensacola, FL	11/15/2013	13,750	9,026
6	Crestview at Oakleigh, LLC	Pensacola, FL	11/15/2013	17,500	11,488
7	Inverness Lakes, LLC	Mobile, AL	11/15/2013	29,600	19,400
8	Kings Mill Pensacola, LLC	Pensacola, FL	11/15/2013	20,750	13,622
9	Plantations at Pine Lake, LLC	Tallahassee, FL	11/15/2013	18,000	11,817
10	Verandas at Rock Ridge, LLC	Birmingham, AL	11/15/2013	15,600	10,205
11	Plantations at Hillcrest, LLC	Mobile, AL	1/17/2014	6,930	4,972
12	Crestview at Cordova, LLC	Pensacola, FL	1/17/2014	8,500	4,950
13	Taco Bell, OK	Yukon, OK	6/4/2014	1,719	—
				$223,699	$144,809

During the year ended June 30, 2015, we provided $171,850 and $52,350 of debt and equity financing, respectively, to NPRC to enable certain of its wholly-owned subsidiaries to invest in online consumer loans. In addition, during the year ended June 30, 2015, we received partial repayments of $32,883 of the loans previously outstanding and $5,577 as a return of capital on the equity investment in NPRC.
The online consumer loan investments held by certain of NPRC’s wholly-owned subsidiaries are unsecured obligations of individual borrowers that are issued in amounts ranging from $1 to $35, with fixed interest rates and fixed terms of either 36 or 60 months. As of June 30, 2015, the investment in online consumer loans by certain of NPRC’s wholly-owned subsidiaries had a fair value of $366,014. The average outstanding individual loan balance is approximately $9 and the loans mature on dates ranging from October 31, 2016 to June 29, 2020. Fixed interest rates range from 5.3% to 29.0% with a weighted-average current interest rate of 19.6%.
During the year ended June 30, 2015, we provided $12,046 and $2,077 of debt and equity financing, respectively, to NPRC for the acquisition of real estate properties and to fund capital expenditures for existing properties. During the year ended June 30, 2015, APRC and United Property REIT Corp. (“UPRC”) transferred their investments in certain properties to NPRC. As a result, our investments in APRC and UPRC related to these properties also transferred to NPRC. The investments transferred consisted of $14,266 of equity and $105,020 of debt. There was no gain or loss realized on these transactions. As of June 30, 2015, our investment in NPRC had an amortized cost of $449,660 and a fair value of $471,889.
As of June 30, 2015, NPRC’s real estate portfolio was comprised of eleven multi-family properties and thirteen commercial properties. The following table shows the location, acquisition date, purchase price, and mortgage outstanding due to other parties for each of the properties held by NPRC as of June 30, 2015.

No.	Property Name	City	Acquisition Date	Purchase Price	Mortgage Outstanding
1	146 Forest Parkway, LLC	Forest Park, GA	10/24/2012	$7,400	$—
2	5100 Live Oaks Blvd, LLC	Tampa, FL	1/17/2013	63,400	39,600
3	NPRC Carroll Resort, LLC	Pembroke Pines, FL	6/24/2013	225,000	157,500
4	APH Carroll 41, LLC	Marietta, GA	11/1/2013	30,600	22,097
5	Matthews Reserve II, LLC	Matthews, NC	11/19/2013	22,063	17,571
6	City West Apartments II, LLC	Orlando, FL	11/19/2013	23,562	18,533
7	Vinings Corner II, LLC	Smyrna, GA	11/19/2013	35,691	26,640
8	Uptown Park Apartments II, LLC	Altamonte Springs, FL	11/19/2013	36,590	27,471
9	Mission Gate II, LLC	Plano, TX	11/19/2013	47,621	36,148
10	St. Marin Apartments II, LLC	Coppell, TX	11/19/2013	73,078	53,863
11	APH Carroll Bartram Park, LLC	Jacksonville, FL	12/31/2013	38,000	28,500
12	APH Carroll Atlantic Beach, LLC	Atlantic Beach, FL	1/31/2014	13,025	8,916
13	23 Mile Road Self Storage, LLC	Chesterfield, MI	8/19/2014	5,804	4,350
14	36th Street Self Storage, LLC	Wyoming, MI	8/19/2014	4,800	3,600
15	Ball Avenue Self Storage, LLC	Grand Rapids, MI	8/19/2014	7,281	5,460
16	Ford Road Self Storage, LLC	Westland, MI	8/29/2014	4,642	3,480
17	Ann Arbor Kalamazoo Self Storage, LLC	Ann Arbor, MI	8/29/2014	4,458	3,345
18	Ann Arbor Kalamazoo Self Storage, LLC	Scio, MI	8/29/2014	8,927	6,695
19	Ann Arbor Kalamazoo Self Storage, LLC	Kalamazoo, MI	8/29/2014	2,363	1,775
20	Jolly Road Self Storage, LLC	Okemos, MI	1/16/2015	7,492	5,620
21	Eaton Rapids Road Self Storage, LLC	Lansing West, MI	1/16/2015	1,741	1,305
22	Haggerty Road Self Storage, LLC	Novi, MI	1/16/2015	6,700	5,025
23	Waldon Road Self Storage, LLC	Lake Orion, MI	1/16/2015	6,965	5,225
24	Tyler Road Self Storage, LLC	Ypsilanti, MI	1/16/2015	3,507	2,630
				$680,710	$485,349

During the year ended June 30, 2015, we provided $53,022 and $9,100 of debt and equity financing, respectively, to UPRC for the acquisition of certain properties and to fund capital expenditures for existing properties. During the year ended June 30, 2015, UPRC transferred its investments in certain properties to NPRC. As a result, our investments in UPRC related to these properties also transferred to NPRC. The investments transferred consisted of $1,281 of equity and $9,444 of debt. There was no gain or loss realized on the transaction. As of June 30, 2015, our investment in UPRC had an amortized cost of $75,628 and a fair value of $84,685.
As of June 30, 2015, UPRC’s real estate portfolio was comprised of fifteen multi-families properties and one commercial property. The following table shows the location, acquisition date, purchase price, and mortgage outstanding due to other parties for each of the properties held by UPRC as of June 30, 2015.

No.	Property Name	City	Acquisition Date	Purchase Price	Mortgage Outstanding
1	Atlanta Eastwood Village LLC	Stockbridge, GA	12/12/2013	$25,957	$19,785
2	Atlanta Monterey Village LLC	Jonesboro, GA	12/12/2013	11,501	9,193
3	Atlanta Hidden Creek LLC	Morrow, GA	12/12/2013	5,098	3,619
4	Atlanta Meadow Springs LLC	College Park, GA	12/12/2013	13,116	10,180
5	Atlanta Meadow View LLC	College Park, GA	12/12/2013	14,354	11,141
6	Atlanta Peachtree Landing LLC	Fairburn, GA	12/12/2013	17,224	13,575
7	Taco Bell, MO	Marshall, MO	6/4/2014	1,405	—
8	Canterbury Green Apartments Holdings LLC	Fort Wayne, IN	9/29/2014	85,500	65,825
9	Abbie Lakes OH Partners, LLC	Canal Winchester, OH	9/30/2014	12,600	10,440
10	Kengary Way OH Partners, LLC	Reynoldsburg, OH	9/30/2014	11,500	11,000
11	Lakeview Trail OH Partners, LLC	Canal Winchester, OH	9/30/2014	26,500	20,142
12	Lakepoint OH Partners, LLC	Pickerington, OH	9/30/2014	11,000	10,080
13	Sunbury OH Partners, LLC	Columbus, OH	9/30/2014	13,000	10,480
14	Heatherbridge OH Partners, LLC	Blacklick, OH	9/30/2014	18,416	15,480
15	Jefferson Chase OH Partners, LLC	Blacklick, OH	9/30/2014	13,551	12,240
16	Goldenstrand OH Partners, LLC	Hilliard, OH	10/29/2014	7,810	8,040
				$288,532	$231,220
On January 4, 2012, Energy Solutions Holdings Inc. (“Energy Solutions”) sold its gas gathering and processing assets held in Gas Solutions II Ltd. (“Gas Solutions”) for a potential sale price of $199,805, adjusted for the final working capital settlement, including a potential earn-out of $28,000 that may be paid based on the future performance of Gas Solutions. After expenses, including structuring fees of $9,966 paid to us, and $3,152 of third-party expenses, Gas Solutions LP LLC and Gas Solutions GP LLC, subsidiaries of Gas Solutions, received $157,100 and $1,587 in cash, respectively, and subsequently distributed these amounts, $158,687 in total, to Energy Solutions. On June 4, 2014, Gas Solutions GP LLC and Gas Solutions LP LLC merged with and into Freedom Marine Solutions, LLC (f/k/a Freedom Marine Services Holdings, LLC) (“Freedom Marine”), another subsidiary of Energy Solutions, with Freedom Marine as the surviving entity. On December 29, 2014, Freedom Marine reached a settlement for and received $5,174, net of third-party obligations, related to the contingent earn-out from the sale of Gas Solutions in January 2012 which was retained by Freedom Marine. This is a final settlement and no further payments are expected from the sale.
On August 6, 2013, we received a distribution of $4,065 related to our investment in NRG Manufacturing, Inc. (“NRG”) for which we realized a gain of $3,252. This was a partial release of the amount held in escrow. On February 17, 2015, we received a distribution of $7,140 related to our investment in NRG for which we realized a gain of $4,647. This was a full release of the amount held in escrow. The $7,140 distribution received from NRG included $1,739 as reimbursement for legal, tax and portfolio level accounting services provided directly to NRG for which Prospect received payment on behalf of Prospect Administration (no direct income was recognized by Prospect, but Prospect was given credit for these payments as a reduction of the administrative services costs payable by Prospect to Prospect Administration).
On October 31, 2013, we sold $18,755 of the National Bankruptcy Services, LLC loan receivable. The loan receivable was sold at a discount and we realized a loss of $7,853.
During the year ended June 30, 2014, Energy Solutions repaid $8,500 of our subordinated secured debt to us. In addition to the repayment of principal, we received $4,812 of make-whole fees for early repayment of the outstanding loan receivables, which was recorded as additional interest income during the year ended June 30, 2014.

On November 25, 2013, we provided $13,000 in senior secured debt financing for the recapitalization of our investment in Freedom Marine. The subordinated secured loan to Jettco Marine Services, LLC, a subsidiary of Freedom Marine, was replaced with a senior secured note to Vessel Company II, LLC (f/k/a Vessel Holdings II, LLC) (“Vessel II”), a new subsidiary of Freedom Marine. On December 3, 2013, we made a $16,000 senior secured investment in Vessel Company III, LLC (f/k/a Vessel Holdings III, LLC), another new subsidiary of Freedom Marine. Overall the restructuring of our investment in Freedom Marine provided approximately $16,000 net senior secured debt financing to support the acquisition of two new vessels. We received $2,480 of structuring fees from Energy Solutions related to the Freedom Marine restructuring which was recognized as other income during the year ended June 30, 2014.
During the year ended June 30, 2014, we received an $8,000 fee from First Tower Holdings of Delaware LLC (“First Tower Delaware”) related to the renegotiation and expansion of First Tower’s revolver in December 2013 which was recorded as other income and we provided an additional $8,500 and $1,500 of senior secured first-lien and common equity financing, respectively, to First Tower Delaware.
During the year ended June 30, 2014, we provided an additional $7,600 of subordinated secured financing to AMU Holdings Inc. (“AMU”). During the year ended June 30, 2014, we received distributions of $12,000 from AMU which were recorded as dividend income.
On March 31, 2014, we invested $246,250 in cash and 2,306,294 unregistered shares of our common stock to support the recapitalization of Harbortouch Payments, LLC (f/k/a United Bank Card, Inc. (d/b/a Harbortouch)), a provider of transaction processing services and point-of-sale equipment used by merchants across the United States. We invested $24,898 of equity and $123,000 of debt in Harbortouch Holdings of Delaware Inc., the newly-formed holding company, and $130,796 of debt in Harbortouch Payments, LLC, the operating company (collectively, “Harbortouch”). Through the recapitalization, we acquired a controlling interest in Harbortouch Holdings of Delaware Inc. After the recapitalization, we received repayment of the $23,894 loan previously outstanding. We received structuring fees of $7,536 related to our investment in Harbortouch which were recognized as other income during the year ended June 30, 2014.
On March 31, 2014, we provided $78,521 of debt and $14,107 of equity financing to Echelon Aviation LLC (“Echelon”), a newly established portfolio company which provides liquidity alternatives on aviation assets. In connection with our investment, we received a structuring fee of $2,771 from Echelon which was recognized as other income during the year ended June 30, 2014.
On August 1, 2014, we sold our investments in Airmall Inc. (“Airmall”) for net proceeds of $51,379 and realized a loss of $3,473 on the sale. In addition, there is $6,000 being held in escrow, of which 98% is due to Prospect, which will be recognized as an additional realized loss if it is not received. Included in the net proceeds were $3,000 of structuring fees from Airmall related to the sale of the operating company which was recognized as other income during the year ended June 30, 2015. On October 22, 2014, we received a tax refund of $665 related to our investment in Airmall for which we realized a gain of the same amount.
On August 20, 2014, we sold the assets of Borga, Inc., a wholly-owned subsidiary of STI Holding, Inc. (“STI”), for net proceeds of $382 and realized a loss of $2,589 on the sale. On December 29, 2014, Borga was dissolved.
On August 25, 2014, we sold Boxercraft Incorporated, a wholly-owned subsidiary of BXC Company, Inc. (“BXC”), for net proceeds of $750 and realized a net loss of $16,949 on the sale.
On September 30, 2014, we made a $26,431 follow-on investment in Harbortouch to support an acquisition. As part of the transaction, we received $529 of structuring fee income and $50 of amendment fee income from Harbortouch which was recognized as other income.
During the three months ended September 30, 2014, we determined that the impairment of Appalachian Energy LLC was other-than-temporary and recorded a realized loss of $2,050, reducing the amortized cost to zero.
On October 3, 2014, we sold our $35,000 investment in Babson CLO Ltd. 2011-I and realized a loss of $6,410 on the sale.
On October 10, 2014, ARRM Services, Inc. (“ARRM”) sold Ajax Rolled Ring & Machine, LLC (“Ajax”) to a third party and repaid the $19,337 loan receivable to us and we recorded a realized loss of $23,560 related to the sale. Concurrent with the sale, our ownership increased to 100% of the outstanding equity in SB Forging (see Note 1). As such, we began consolidating SB Forging on October 11, 2014. In addition, there is $3,000 being held in escrow of which $802 was received on May 6, 2015 for which we realized a gain of the same amount. The remainder will be recognized as additional gain if and when received. We received $2,000 of structuring fees from Ajax related to the sale of the operating company which was recognized as other income during the year ended June 30, 2015.
On October 20, 2014, we sold our $22,000 investment in Galaxy XII CLO, Ltd. and realized a loss of $2,435 on the sale.

On November 21, 2014, Coalbed, LLC (“Coalbed”) merged with and into Wolf Energy, LLC (“Wolf Energy”), with Wolf Energy as the surviving entity. During the three months ended December 31, 2014, we determined that the impairment of the Coalbed debt assumed by Wolf Energy was other-than-temporary and recorded a realized loss of $5,991, reducing the amortized cost to zero.
On December 4, 2014, we sold our $29,075 investment in Babson CLO Ltd. 2012-I and realized a loss of $3,767 on the sale.
On December 4, 2014, we sold our $27,850 investment in Babson CLO Ltd. 2012-II and realized a loss of $2,949 on the sale.
During the three months ended December 31, 2014, Manx Energy, Inc. (“Manx”) was dissolved and we recorded a realized loss of $50, reducing the amortized cost to zero.
During the three months ended December 31, 2014, we determined that the impairments of Change Clean Energy Company, LLC and Yatesville Coal Company, LLC (“Yatesville”) were other-than-temporary and recorded a realized loss of $1,449, reducing the amortized cost to zero.
During the three months ended December 31, 2014, we determined that the impairment of New Century Transportation, Inc. (“NCT”) was other-than-temporary and recorded a realized loss of $42,064, reducing the amortized cost to $980.
During the three months ended December 31, 2014, we determined that the impairment of Stryker Energy, LLC (“Stryker”) was other-than-temporary and recorded a realized loss of $32,711, reducing the amortized cost to zero.
During the three months ended December 31, 2014, we determined that the impairment of Wind River Resources Corporation (“Wind River”) was other-than-temporary and recorded a realized loss of $11,650, reducing the amortized cost to $3,000.
On June 5, 2015, we sold our equity investment in Vets Securing America, Inc. (“VSA”) and realized a net loss of $975 on the sale. In connection with the sale, VSA was released as a borrower on the secured promissory notes, leaving The Healing Staff, Inc. (“THS”) as the sole borrower. During the year ended June 30, 2015, THS ceased operations and we recorded a realized loss of $2,956, reducing the amortized cost to zero.
On June 9, 2015, we provided additional debt and equity financing to support the recapitalization of Edmentum. As part of the recapitalization, we exchanged 100% of the $50,000 second lien term loan previously outstanding for $26,365 of junior PIK notes and 370,964.14 Class A common units representing 37.1% equity ownership in Edmentum Ultimate Holdings, LLC. In addition, we invested $5,875 in senior PIK notes and committed $7,834 as part of a second lien revolving credit facility, of which $4,896 was funded at closing. On June 9, 2015, we determined that the impairment of Edmentum was other-than-temporary and recorded a realized loss of $22,116 for the amount that the amortized cost exceeded the fair value, reducing the amortized cost to $37,216.
During the year ended June 30, 2014, we recognized $400 of interest income due to purchase discount accretion for the assets acquired from Patriot. As of December 31, 2013, the purchase discount for the assets acquired from Patriot had been fully accreted. As such, no such income was recognized during the year ended June 30, 2015.
As of June 30, 2015, $4,413,161 of our loans, at fair value, bear interest at floating rates and $4,380,763 of those loans have LIBOR floors ranging from 0.5% to 5.5%. As of June 30, 2014, $4,212,376 of our loans, at fair value, bore interest at floating rates and $4,179,177 of those loans had LIBOR floors ranging from 1.25% to 6.00%.
At June 30, 2015, four loan investments were on non-accrual status: Gulf Coast, NCT, Wind River, and Wolf Energy. At June 30, 2014, nine loan investments were on non-accrual status: BXC, THS, Manx, NCT, STI, Stryker, Wind River, Wolf Energy Holdings Inc., and Yatesville. Principal balances of these loans amounted to $62,143 and $163,408 as of June 30, 2015 and June 30, 2014, respectively. The fair value of these loans amounted to $6,918 and $5,937 as of June 30, 2015 and June 30, 2014, respectively. The fair values of these investments represent approximately 0.1% and 0.1% of our total assets as of June 30, 2015 and June 30, 2014, respectively. For the years ended June 30, 2015, 2014 and 2013, the income foregone as a result of not accruing interest on non-accrual debt investments amounted to $22,927, $24,040 and $25,965, respectively.
Undrawn committed revolvers and delayed draw term loans to our portfolio companies incur commitment and unused fees ranging from 0.00% to 2.00%. As of June 30, 2015 and June 30, 2014, we had $88,288 and $72,118, respectively, of undrawn revolver and delayed draw term loan commitments to our portfolio companies.
During the year ended June 30, 2015, we sold $132,909 of the outstanding principal balance of the senior secured Term Loan A investments in certain portfolio companies. There was no gain or loss realized on the sale. We serve as an agent for these loans and collect a servicing fee from the counterparties on behalf of the Investment Adviser. We receive a credit for these payments as a reduction of base management fee payable by us to the Investment Adviser. See Note 13 for further discussion.

Unconsolidated Significant Subsidiaries
Our investments are generally in small and mid-sized companies in a variety of industries. In accordance with Rules 3-09 and 4-08(g) of Regulation S-X, we must determine which of our unconsolidated controlled portfolio companies are considered “significant subsidiaries”, if any. In evaluating these investments, there are three tests utilized to determine if any of our controlled investments are considered significant subsidiaries: the investment test, the asset test and the income test. Rule 3-09 of Regulation S-X, as interpreted by the SEC, requires separate audited financial statements of an unconsolidated majority-owned subsidiary in an annual report if any of the three tests exceed 20%. Rule 4-08(g) of Regulation S-X requires summarized financial information in an annual report if any of the three tests exceeds 10% and summarized financial information in a quarterly report if any of the three tests exceeds 20%.
As of June 30, 2015, we had no single investment that represented greater than 10% of our total investment portfolio at fair value. As of June 30, 2015, we had one investment whose assets represented greater than 10% but less than 20% of our total assets. Income, consisting of interest, dividends, fees, other investment income and gains or losses, which can fluctuate upon repayment or sale of an investment or the marking to fair value of an investment in any given year can be highly concentrated among several investments. After performing the income analysis for the year ended June 30, 2015, we determined that one of our controlled investments individually generated more than 10% but less than 20% of our income, primarily due to the unrealized appreciation that was recognized on the investment during the year ended June 30, 2015. As such, the following unconsolidated majority-owned portfolio company was considered a significant subsidiary at the 10% level as of June 30, 2015: National Property REIT Corp.
The following tables show summarized financial information for National Property REIT Corp. and its subsidiaries, which met the 10% asset test and the 10% income test:

	June 30, 2015	June 30, 2014
Balance Sheet Data
Cash and cash equivalents	$43,722	$17,204
Real estate, net	639,012	312,896
Unsecured consumer loans, net	366,014	45,597
Other assets	51,383	8,185
Mortgages payable	484,771	240,176
Revolving credit facilities	208,296	27,600
Notes payable, due to Prospect or Affiliate	365,214	105,309
Other liabilities	21,736	5,173
Total equity	20,114	5,624

	Twelve Months Ended June 30, 2015	From Inception (December 30, 2013) to June 30, 2014
Summary of Operations
Total revenue	$120,576	$20,669
Operating expenses	115,206	20,507
Operating income	5,370	162
Depreciation and amortization	23,960	11,978
Fair value adjustment	7,005	578
Net loss	$(25,595)	$(12,394)
As of June 30, 2015, we had no single investment that represented greater than 20% of our total investment portfolio at fair value. As of June 30, 2015, we had no single investment whose assets represented greater than 20% of our total assets. After performing the income analysis, as discussed earlier, for the year ended June 30, 2015, we determined that two of our controlled investments individually generated more than 20% of our income, primarily due to the unrealized appreciation that was recognized on the investments during the year ended June 30, 2015. As such, the following unconsolidated majority-owned portfolio companies were considered significant subsidiaries at the 20% level as of June 30, 2015: First Tower Finance Company LLC and Harbortouch Payments, LLC.

The following tables show summarized financial information for First Tower Finance Company LLC and its subsidiaries:

	June 30, 2015	June 30, 2014
Balance Sheet Data
Cash and cash equivalents	$65,614	$60,368
Finance receivables, net	400,451	385,875
Intangibles, including goodwill	121,822	137,696
Other assets	17,373	14,056
Notes payable	334,637	313,563
Notes payable, due to Prospect or Affiliate	251,578	251,246
Other liabilities	47,493	46,276
Total equity	(28,448)	(13,090)

	Twelve Months Ended June 30,
	2015	2014	2013
Summary of Operations
Total revenue	$207,128	$201,724	$186,037
Total expenses	219,143	162,941	144,368
Net (loss) income	$(12,015)	$38,783	$41,669

The following tables show summarized financial information for Harbortouch Payments, LLC:

	June 30, 2015	June 30, 2014
Balance Sheet Data
Cash and cash equivalents	$168	$2,083
Receivables	28,721	24,530
Intangibles, including goodwill	351,396	400,453
Other assets	28,686	15,106
Notes payable	25,132	24,329
Notes payable, due to Prospect or Affiliate	296,734	268,022
Other liabilities	37,235	42,734
Total equity	49,870	107,087

	Twelve Months Ended June 30, 2015	From Inception (March 31, 2014) to June 30, 2014
Summary of Operations
Total revenue	$280,606	$68,759
Total expenses	329,469	82,673
Net loss	$(48,863)	$(13,914)
As the SEC has not released details on the mechanics of how the calculations related to Rules 3-09 and 4-08(g) of Regulation S-X are to be completed, there is diversity in practice for the calculations. Based on our interpretation of Rule 3-09 of Regulation S-X and related calculations, we have included the separate financial statements of First Tower Finance Company LLC and Harbortouch Payments, LLC as exhibits to this report. We expect that the SEC will clarify the calculation methods in the near future.
Note 4. Revolving Credit Facility
On March 27, 2012, we closed on an extended and expanded credit facility with a syndicate of lenders through PCF (the “2012 Facility”). The lenders had extended commitments of $857,500 under the 2012 Facility as of June 30, 2014, which was increased to $877,500 in July 2014. The 2012 Facility included an accordion feature which allowed commitments to be increased up to $1,000,000 in the aggregate. Interest on borrowings under the 2012 Facility was one-month LIBOR plus 275 basis points with no minimum LIBOR floor. Additionally, the lenders charged a fee on the unused portion of the 2012 Facility equal to either 50 basis points if at least half of the credit facility is drawn or 100 basis points otherwise.
On August 29, 2014, we renegotiated the 2012 Facility and closed an expanded five and a half year revolving credit facility (the “2014 Facility” and collectively with the 2012 Facility, the “Revolving Credit Facility”). The lenders have extended commitments of $885,000 under the 2014 Facility as of June 30, 2015. The 2014 Facility includes an accordion feature which allows commitments to be increased up to $1,500,000 in the aggregate. The revolving period of the 2014 Facility extends through March 2019, with an additional one year amortization period (with distributions allowed) after the completion of the revolving period. During such one year amortization period, all principal payments on the pledged assets will be applied to reduce the balance. At the end of the one year amortization period, the remaining balance will become due, if required by the lenders.
The 2014 Facility contains restrictions pertaining to the geographic and industry concentrations of funded loans, maximum size of funded loans, interest rate payment frequency of funded loans, maturity dates of funded loans and minimum equity requirements. The 2014 Facility also contains certain requirements relating to portfolio performance, including required minimum portfolio yield and limitations on delinquencies and charge-offs, violation of which could result in the early termination of the 2014 Facility. The 2014 Facility also requires the maintenance of a minimum liquidity requirement. As of June 30, 2015, we were in compliance with the applicable covenants.
Interest on borrowings under the 2014 Facility is one-month LIBOR plus 225 basis points with no minimum LIBOR floor. Additionally, the lenders charge a fee on the unused portion of the 2014 Facility equal to either 50 basis points if at least 35% of the credit facility is drawn or 100 basis points otherwise. The 2014 Facility requires us to pledge assets as collateral in order to borrow under the credit facility.

As of June 30, 2015 and June 30, 2014, we had $721,800 and $780,620, respectively, available to us for borrowing under the Revolving Credit Facility, of which the amount outstanding was $368,700 and $92,000, respectively. As additional eligible investments are transferred to PCF and pledged under the Revolving Credit Facility, PCF will generate additional availability up to the current commitment amount of $885,000. As of June 30, 2015, the investments, including money market funds, used as collateral for the Revolving Credit Facility had an aggregate fair value of $1,539,763, which represents 22.9% of our total investments and money market funds. These assets are held and owned by PCF, a bankruptcy remote special purpose entity, and as such, these investments are not available to our general creditors. The release of any assets from PCF requires the approval of the facility agent.
In connection with the origination and amendments of the Revolving Credit Facility, we incurred $8,866 of new fees and $3,539 of fees carried over for continuing participants from the previous facility, which are being amortized over the term of the facility in accordance with ASC 470-50, of which $10,280 remains to be amortized and is included within deferred financing costs on the Consolidated Statement of Assets and Liabilities as of June 30, 2015. In accordance with ASC 470-50, we expensed $332 of fees relating to credit providers in the 2012 Facility who did not commit to the 2014 Facility.

During the years ended June 30, 2015, 2014 and 2013, we recorded $14,424, $12,216 and $9,082, respectively, of interest costs, unused fees and amortization of financing costs on the Revolving Credit Facility as interest expense.
Note 5. Convertible Notes
On December 21, 2010, we issued $150,000 aggregate principal amount of convertible notes that mature on December 15, 2015 (the “2015 Notes”), unless previously converted or repurchased in accordance with their terms. The 2015 Notes bear interest at a rate of 6.25% per year, payable semi-annually on June 15 and December 15 of each year, beginning June 15, 2011. Total proceeds from the issuance of the 2015 Notes, net of underwriting discounts and offering costs, were $145,200.
On February 18, 2011, we issued $172,500 aggregate principal amount of convertible notes that mature on August 15, 2016 (the “2016 Notes”), unless previously converted or repurchased in accordance with their terms. The 2016 Notes bear interest at a rate of 5.50% per year, payable semi-annually on February 15 and August 15 of each year, beginning August 15, 2011. Total proceeds from the issuance of the 2016 Notes, net of underwriting discounts and offering costs, were $167,325. Between January 30, 2012 and February 2, 2012, we repurchased $5,000 aggregate principal amount of the 2016 Notes at a price of 97.5, including commissions. The transactions resulted in our recognizing $10 of loss in the year ended June 30, 2012.
On April 16, 2012, we issued $130,000 aggregate principal amount of convertible notes that mature on October 15, 2017 (the “2017 Notes”), unless previously converted or repurchased in accordance with their terms. The 2017 Notes bear interest at a rate of 5.375% per year, payable semi-annually on April 15 and October 15 of each year, beginning October 15, 2012. Total proceeds from the issuance of the 2017 Notes, net of underwriting discounts and offering costs, were $126,035.
On August 14, 2012, we issued $200,000 aggregate principal amount of convertible notes that mature on March 15, 2018 (the “2018 Notes”), unless previously converted or repurchased in accordance with their terms. The 2018 Notes bear interest at a rate of 5.75% per year, payable semi-annually on March 15 and September 15 of each year, beginning March 15, 2013. Total proceeds from the issuance of the 2018 Notes, net of underwriting discounts and offering costs, were $193,600.
On December 21, 2012, we issued $200,000 aggregate principal amount of convertible notes that mature on January 15, 2019 (the “2019 Notes”), unless previously converted or repurchased in accordance with their terms. The 2019 Notes bear interest at a rate of 5.875% per year, payable semi-annually on January 15 and July 15 of each year, beginning July 15, 2013. Total proceeds from the issuance of the 2019 Notes, net of underwriting discounts and offering costs, were $193,600.
On April 11, 2014, we issued $400,000 aggregate principal amount of convertible notes that mature on April 15, 2020 (the “2020 Notes”), unless previously converted or repurchased in accordance with their terms. The 2020 Notes bear interest at a rate of 4.75% per year, payable semi-annually on April 15 and October 15 each year, beginning October 15, 2014. Total proceeds from the issuance of the 2020 Notes, net of underwriting discounts and offering costs, were $387,500. On January 30, 2015, we repurchased $8,000 aggregate principal amount of the 2020 Notes at a price of 93.0, including commissions. As a result of this transaction, we recorded a gain in the amount of the difference between the reacquisition price and the net carrying amount of the notes, net of the proportionate amount of unamortized debt issuance costs. The net gain on the extinguishment of the 2020 Notes in the year ended June 30, 2015 was $332.

Certain key terms related to the convertible features for the 2015 Notes, the 2016 Notes, the 2017 Notes, the 2018 Notes, the 2019 Notes and the 2020 Notes (collectively, the “Convertible Notes”) are listed below.

	2015 Notes	2016 Notes	2017 Notes	2018 Notes	2019 Notes	2020 Notes
Initial conversion rate(1)	88.0902	78.3699	85.8442	82.3451	79.7766	80.6647
Initial conversion price	$11.35	$12.76	$11.65	$12.14	$12.54	$12.40
Conversion rate at June 30, 2015(1)(2)	89.9752	80.2196	87.7516	83.6661	79.8248	80.6670
Conversion price at June 30, 2015(2)(3)	$11.11	$12.47	$11.40	$11.95	$12.53	$12.40
Last conversion price calculation date	12/21/2014	2/18/2015	4/16/2015	8/14/2014	12/21/2014	4/11/2015
Dividend threshold amount (per share)(4)	$0.101125	$0.101150	$0.101500	$0.101600	$0.110025	$0.110525

(1)	Conversion rates denominated in shares of common stock per $1 principal amount of the Convertible Notes converted.

(2)	Represents conversion rate and conversion price, as applicable, taking into account certain de minimis adjustments that will be made on the conversion date.

(3)
The conversion price in effect at June 30, 2015 was calculated on the last anniversary of the issuance and will be adjusted again on the next anniversary, unless the exercise price shall have changed by more than 1% before the anniversary.

(4)	The conversion rate is increased if monthly cash dividends paid to common shares exceed the monthly dividend threshold amount, subject to adjustment.
In no event will the total number of shares of common stock issuable upon conversion exceed 96.8992 per $1 principal amount of the 2015 Notes (the “conversion rate cap”), except that, to the extent we receive written guidance or a no-action letter from the staff of the Securities and Exchange Commission (the “Guidance”) permitting us to adjust the conversion rate in certain instances without regard to the conversion rate cap and to make the 2015 Notes convertible into certain reference property in accordance with certain reclassifications, business combinations, asset sales and corporate events by us without regard to the conversion rate cap, we will make such adjustments without regard to the conversion rate cap and will also, to the extent that we make any such adjustment without regard to the conversion rate cap pursuant to the Guidance, adjust the conversion rate cap accordingly. We will use our commercially reasonable efforts to obtain such Guidance as promptly as practicable.
Prior to obtaining the Guidance, we will not engage in certain transactions that would result in an adjustment to the conversion rate increasing the conversion rate beyond what it would have been in the absence of such transaction unless we have engaged in a reverse stock split or share combination transaction such that in our reasonable best estimation, the conversion rate following the adjustment for such transaction will not be any closer to the conversion rate cap than it would have been in the absence of such transaction.
Upon conversion, unless a holder converts after a record date for an interest payment but prior to the corresponding interest payment date, the holder will receive a separate cash payment with respect to the notes surrendered for conversion representing accrued and unpaid interest to, but not including, the conversion date. Any such payment will be made on the settlement date applicable to the relevant conversion on the Convertible Notes.
No holder of Convertible Notes will be entitled to receive shares of our common stock upon conversion to the extent (but only to the extent) that such receipt would cause such converting holder to become, directly or indirectly, a beneficial owner (within the meaning of Section 13(d) of the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder) of more than 5.0% of the shares of our common stock outstanding at such time. The 5.0% limitation shall no longer apply following the effective date of any fundamental change. We will not issue any shares in connection with the conversion or redemption of the Convertible Notes which would equal or exceed 20% of the shares outstanding at the time of the transaction in accordance with NASDAQ rules.
Subject to certain exceptions, holders may require us to repurchase, for cash, all or part of their Convertible Notes upon a fundamental change at a price equal to 100% of the principal amount of the Convertible Notes being repurchased plus any accrued and unpaid interest up to, but excluding, the fundamental change repurchase date. In addition, upon a fundamental change that constitutes a non-stock change of control we will also pay holders an amount in cash equal to the present value of all remaining interest payments (without duplication of the foregoing amounts) on such Convertible Notes through and including the maturity date.
In connection with the issuance of the Convertible Notes, we incurred $39,678 of fees which are being amortized over the terms of the notes, of which $21,274 remains to be amortized and is included within deferred financing costs on the Consolidated Statement of Assets and Liabilities as of June 30, 2015.

During the years ended June 30, 2015, 2014 and 2013, we recorded $74,365, $58,042 and $45,880, respectively, of interest costs and amortization of financing costs on the Convertible Notes as interest expense.
Note 6. Public Notes
On May 1, 2012, we issued $100,000 aggregate principal amount of unsecured notes that were scheduled to mature on November 15, 2022 (the “2022 Notes”). The 2022 Notes bore interest at a rate of 6.95% per year, payable quarterly on February 15, May 15, August 15 and November 15 of each year, beginning August 15, 2012. Total proceeds from the issuance of the 2022 Notes, net of underwriting discounts and offering costs, were $97,000. On May 15, 2015, we redeemed $100,000 aggregate principal amount of the 2022 Notes at par. As a result of this transaction, we recorded a loss in the amount of the difference between the reacquisition price and the net carrying amount of the notes, net of the proportionate amount of unamortized debt issuance costs. The net loss on the extinguishment of the 2022 Notes in the year ended June 30, 2015 was $2,600.
On March 15, 2013, we issued $250,000 aggregate principal amount of unsecured notes that mature on March 15, 2023 (the “2023 Notes”). The 2023 Notes bear interest at a rate of 5.875% per year, payable semi-annually on March 15 and September 15 of each year, beginning September 15, 2013. Total proceeds from the issuance of the 2023 Notes, net of underwriting discounts and offering costs, were $245,885.
On April 7, 2014, we issued $300,000 aggregate principal amount of unsecured notes that mature on July 15, 2019 (the “5.00% 2019 Notes”). Included in the issuance is $45,000 of Prospect Capital InterNotes® that were exchanged for the 5.00% 2019 Notes. The 5.00% 2019 Notes bear interest at a rate of 5.00% per year, payable semi-annually on January 15 and July 15 of each year, beginning July 15, 2014. Total proceeds from the issuance of the 5.00% 2019 Notes, net of underwriting discounts and offering costs, were $250,775.
The 2022 Notes, the 2023 Notes and the 5.00% 2019 Notes (collectively, the “Public Notes”) are direct unsecured obligations and rank equally with all of our unsecured indebtedness from time to time outstanding.
In connection with the issuance of the 2023 Notes and the 5.00% 2019 Notes, we incurred $8,036 of fees which are being amortized over the term of the notes, of which $6,604 remains to be amortized and is included within deferred financing costs on the Consolidated Statement of Assets and Liabilities as of June 30, 2015.
During the years ended June 30, 2015, 2014 and 2013, we recorded $37,063, $25,988 and $11,672, respectively, of interest costs and amortization of financing costs on the Public Notes as interest expense.
Note 7. Prospect Capital InterNotes®
On February 16, 2012, we entered into a selling agent agreement (the “Selling Agent Agreement”) with Incapital LLC, as purchasing agent for our issuance and sale from time to time of up to $500,000 of Prospect Capital InterNotes® (the “InterNotes® Offering”), which was increased to $1,500,000 in May 2014. Additional agents may be appointed by us from time to time in connection with the InterNotes® Offering and become parties to the Selling Agent Agreement.
These notes are direct unsecured obligations and rank equally with all of our unsecured indebtedness from time to time outstanding. Each series of notes will be issued by a separate trust. These notes bear interest at fixed interest rates and offer a variety of maturities no less than twelve months from the original date of issuance.
During the year ended June 30, 2015, we issued $125,696 aggregate principal amount of Prospect Capital InterNotes® for net proceeds of $123,641. These notes were issued with stated interest rates ranging from 3.375% to 5.10% with a weighted average interest rate of 4.65%. These notes mature between May 15, 2020 and June 15, 2022. The following table summarizes the Prospect Capital InterNotes® issued during the year ended June 30, 2015.

Tenor at Origination (in years)	Principal Amount	Interest Rate Range	Weighted Average Interest Rate	Maturity Date Range
5.25	$7,126	4.625%	4.625%	August 15, 2020 – September 15, 2020
5.5	106,364	4.25%–4.75%	4.63%	May 15, 2020 – November 15, 2020
6	2,197	3.375%	3.375%	April 15, 2021 – May 15, 2021
6.5	3,912	5.10%	5.10%	December 15, 2021
7	6,097	5.10%	5.10%	May 15, 2022 – June 15, 2022
	$125,696

During the year ended June 30, 2014, we issued $473,762 aggregate principal amount of Prospect Capital InterNotes® for net proceeds of $465,314. These notes were issued with stated interest rates ranging from 3.75% to 6.75% with a weighted average interest rate of 5.12%. These notes mature between October 15, 2016 and October 15, 2043. The following table summarizes the Prospect Capital InterNotes® issued during the year ended June 30, 2014.

Tenor at Origination (in years)	Principal Amount	Interest Rate Range	Weighted Average Interest Rate	Maturity Date Range
3	$5,710	4.00%	4.00%	October 15, 2016
3.5	3,149	4.00%	4.00%	April 15, 2017
4	45,751	3.75%–4.00%	3.92%	November 15, 2017 – May 15, 2018
5	207,915	4.25%–5.00%	4.92%	July 15, 2018 – May 15, 2019
5.5	53,820	4.75%–5.00%	4.86%	February 15, 2019 – August 15, 2019
6.5	1,800	5.50%	5.50%	February 15, 2020
7	62,409	5.25%–5.75%	5.44%	July 15, 2020 – May 15, 2021
7.5	1,996	5.75%	5.75%	February 15, 2021
10	23,850	5.75%–6.50%	5.91%	January 15, 2024 – May 15, 2024
12	2,978	6.00%	6.00%	November 15, 2025 – December 15, 2025
15	2,495	6.00%	6.00%	August 15, 2028 – November 15, 2028
18	4,062	6.00%–6.25%	6.21%	July 15, 2031 – August 15, 2031
20	2,791	6.00%	6.00%	September 15, 2033 – October 15, 2033
25	34,886	6.25%–6.50%	6.39%	August 15, 2038 – May 15, 2039
30	20,150	6.50%–6.75%	6.60%	July 15, 2043 – October 15, 2043
	$473,762
During the year ended June 30, 2015, we redeemed $76,931 aggregate principal amount of Prospect Capital InterNotes® at par with a weighted average interest rate of 6.06% in order to replace debt with higher interest rates with debt with lower rates. During the year ended June 30, 2015, we repaid $6,993 aggregate principal amount of Prospect Capital InterNotes® at par in accordance with the Survivor’s Option, as defined in the InterNotes® Offering prospectus. As a result of these transactions, we recorded a loss in the amount of the difference between the reacquisition price and the net carrying amount of the notes, net of the proportionate amount of unamortized debt issuance costs. The net loss on the extinguishment of Prospect Capital InterNotes® in the year ended June 30, 2015 was $1,682. The following table summarizes the Prospect Capital InterNotes® outstanding as of June 30, 2015.

Tenor at Origination (in years)	Principal Amount	Interest Rate Range	Weighted Average Interest Rate	Maturity Date Range
3	$5,710	4.00%	4.00%	October 15, 2016
3.5	3,109	4.00%	4.00%	April 15, 2017
4	45,690	3.75%–4.00%	3.92%	November 15, 2017 – May 15, 2018
5	207,719	4.25%–5.00%	4.92%	July 15, 2018 – May 15, 2019
5.25	7,126	4.625%	4.63%	August 15, 2020 – September 15, 2020
5.5	115,184	4.25%–5.00%	4.65%	February 15, 2019 – November 15, 2020
6.0	2,197	3.375%	3.38%	April 15, 2021 – May 15, 2021
6.5	5,712	5.10%–5.50%	5.23%	February 15, 2020 – December 15, 2021
7	191,549	4.00%–5.85%	5.13%	September 15, 2019 – June 15, 2022
7.5	1,996	5.75%	5.75%	February 15, 2021
10	36,925	3.29%–7.00%	6.11%	March 15, 2022 – May 15, 2024
12	2,978	6.00%	6.00%	November 15, 2025 – December 15, 2025
15	17,385	5.00%–6.00%	5.14%	May 15, 2028 – November 15, 2028
18	22,729	4.125%–6.25%	5.52%	December 15, 2030 – August 15, 2031
20	4,530	5.75%–6.00%	5.89%	November 15, 2032 – October 15, 2033
25	36,320	6.25%–6.50%	6.39%	August 15, 2038 – May 15, 2039
30	120,583	5.50%–6.75%	6.23%	November 15, 2042 – October 15, 2043
	$827,442

During the year ended June 30, 2014, we repaid $6,869 aggregate principal amount of Prospect Capital InterNotes® in accordance with the Survivor’s Option, as defined in the InterNotes® Offering prospectus. In connection with the issuance of the 5.00% 2019 Notes, $45,000 of previously-issued Prospect Capital InterNotes® were exchanged for the 5.00% 2019 Notes. The following table summarizes the Prospect Capital InterNotes® outstanding as of June 30, 2014.

Tenor at Origination (in years)	Principal Amount	Interest Rate Range	Weighted Average Interest Rate	Maturity Date Range
3	$5,710	4.00%	4.00%	October 15, 2016
3.5	3,149	4.00%	4.00%	April 15, 2017
4	45,751	3.75%–4.00%	3.92%	November 15, 2017 – May 15, 2018
5	207,915	4.25%–5.00%	4.92%	July 15, 2018 – August 15, 2019
5.5	8,820	5.00%	4.86%	February 15, 2019
6.5	1,800	5.50%	5.50%	February 15, 2020
7	256,903	4.00%–6.55%	5.39%	June 15, 2019 – May 15, 2021
7.5	1,996	5.75%	5.75%	February 15, 2021
10	41,952	3.23%–7.00%	6.18%	March 15, 2022 – May 15, 2024
12	2,978	6.00%	6.00%	November 15, 2025 – December 15, 2025
15	17,465	5.00%–6.00%	5.14%	May 15, 2028 – November 15, 2028
18	25,435	4.125%–6.25%	5.49%	December 15, 2030 – August 15, 2031
20	5,847	5.625%–6.00%	5.85%	November 15, 2032 – October 15, 2033
25	34,886	6.25%–6.50%	6.39%	August 15, 2038 – May 15, 2039
30	125,063	5.50%–6.75%	6.22%	November 15, 2042 – October 15, 2043
	$785,670
In connection with the issuance of Prospect Capital InterNotes®, we incurred $20,168 of fees which are being amortized over the term of the notes, of which $16,262 remains to be amortized and is included within deferred financing costs on the Consolidated Statement of Assets and Liabilities as of June 30, 2015.
During the years ended June 30, 2015, 2014 and 2013, we recorded $44,808, $33,857 and $9,707, respectively, of interest costs and amortization of financing costs on the Prospect Capital InterNotes® as interest expense.
Note 8. Fair Value and Maturity of Debt Outstanding
The following table shows the maximum draw amounts and outstanding borrowings of our Revolving Credit Facility, Convertible Notes, Public Notes and Prospect Capital InterNotes® as of June 30, 2015 and June 30, 2014.

	June 30, 2015		June 30, 2014
	Maximum Draw Amount	Amount Outstanding	Maximum Draw Amount	Amount Outstanding
Revolving Credit Facility	$885,000	$368,700	$857,500	$92,000
Convertible Notes	1,239,500	1,239,500	1,247,500	1,247,500
Public Notes	548,094	548,094	647,881	647,881
Prospect Capital InterNotes®	827,442	827,442	785,670	785,670
Total	$3,500,036	$2,983,736	$3,538,551	$2,773,051

The following table shows the contractual maturities of our Revolving Credit Facility, Convertible Notes, Public Notes and Prospect Capital InterNotes® as of June 30, 2015.

	Payments Due by Period
	Total	Less than 1 Year	1 – 3 Years	3 – 5 Years	After 5 Years
Revolving Credit Facility	$368,700	$—	$—	$368,700	$—
Convertible Notes	1,239,500	150,000	497,500	592,000	—
Public Notes	548,094	—	—	300,000	248,094
Prospect Capital InterNotes®	827,442	—	54,509	369,938	402,995
Total Contractual Obligations	$2,983,736	$150,000	$552,009	$1,630,638	$651,089
The following table shows the contractual maturities of our Revolving Credit Facility, Convertible Notes, Public Notes and Prospect Capital InterNotes® as of June 30, 2014.

	Payments Due by Period
	Total	Less than 1 Year	1 – 3 Years	3 – 5 Years	After 5 Years
Revolving Credit Facility	$92,000	$—	$92,000	$—	$—
Convertible Notes	1,247,500	—	317,500	530,000	400,000
Public Notes	647,881	—	—	—	647,881
Prospect Capital InterNotes®	785,670	—	8,859	261,456	515,355
Total Contractual Obligations	$2,773,051	$—	$418,359	$791,456	$1,563,236
As permitted by ASC 825-10-25, we have not elected to value our Revolving Credit Facility, Convertible Notes, Public Notes and Prospect Capital InterNotes® at fair value. The following table shows the fair value of these financial liabilities disaggregated into the three levels of the ASC 820 valuation hierarchy as of June 30, 2015.

	Fair Value Hierarchy
	Level 1	Level 2	Level 3	Total
Revolving Credit Facility(1)	$—	$368,700	$—	$368,700
Convertible Notes(2)	—	1,244,402	—	1,244,402
Public Notes(2)	—	564,052	—	564,052
Prospect Capital InterNotes®(3)	—	848,387	—	848,387
Total	$—	$3,025,541	$—	$3,025,541

(1)	The carrying value of our Revolving Credit Facility approximates the fair value.

(2)	We use available market quotes to estimate the fair value of the Convertible Notes and Public Notes.

(3)	The fair value of Prospect Capital InterNotes® is estimated by discounting remaining payments using current Treasury rates.
The following table shows the fair value of these financial liabilities disaggregated into the three levels of the ASC 820 valuation hierarchy as of June 30, 2014.

	Fair Value Hierarchy
	Level 1	Level 2	Level 3	Total
Revolving Credit Facility(1)	$—	$92,000	$—	$92,000
Convertible Notes(2)	—	1,293,495	—	1,293,495
Public Notes(2)	—	679,816	—	679,816
Prospect Capital InterNotes®(3)	—	799,631	—	799,631
Total	$—	$2,864,942	$—	$2,864,942

(1)	The carrying value of our Revolving Credit Facility approximates the fair value.

(2)	We use available market quotes to estimate the fair value of the Convertible Notes and Public Notes.

(3)	The fair value of Prospect Capital InterNotes® is estimated by discounting remaining payments using current Treasury rates.
Note 9. Equity Offerings, Offering Expenses, and Distributions
Excluding dividend reinvestments, we issued 14,845,556 and 93,381,602 shares of our common stock during the years ended June 30, 2015 and June 30, 2014, respectively. The following table summarizes our issuances of common stock during the years ended June 30, 2014 and June 30, 2015.

Issuances of Common Stock	Number of Shares Issued	Gross Proceeds	Underwriting Fees	Offering Expenses	Average Offering Price
During the year ended June 30, 2014:
July 5, 2013 – August 21, 2013(1)	9,818,907	$107,725	$902	$169	$10.97
August 2, 2013(2)	1,918,342	21,006	—	—	$10.95
August 29, 2013 – November 4, 2013(1)	24,127,242	272,114	2,703	414	$11.28
November 12, 2013 – February 5, 2014(1)	27,301,889	307,045	3,069	436	$11.25
February 10, 2014 – April 9, 2014(1)	21,592,715	239,305	2,233	168	$11.08
March 31, 2014(2)	2,306,294	24,908	—	—	$10.80
April 15, 2014 – May 2, 2014(1)	5,213,900	56,995	445	193	$10.93
May 5, 2014(2)	1,102,313	11,916	—	—	$10.81

During the year ended June 30, 2015:
September 11, 2014 – November 3, 2014(1)	9,490,975	95,149	474	175	$10.03
November 17, 2014 – December 3, 2014(1)	5,354,581	51,678	268	469	$9.65

(1)	Shares were issued in connection with our at-the-market offering program which we enter into from time to time with various counterparties.

(2)
Shares were issued in conjunction with our investments in the following controlled portfolio companies: CP Holdings of Delaware LLC, Harbortouch Holdings of Delaware Inc., and Arctic Oilfield Equipment USA, Inc.

Our shareholders’ equity accounts as of June 30, 2015 and June 30, 2014 reflect cumulative shares issued as of those respective dates. Our common stock has been issued through public offerings, a registered direct offering, the exercise of over-allotment options on the part of the underwriters, our dividend reinvestment plan and in connection with the acquisition of certain controlled portfolio companies. When our common stock is issued, the related offering expenses have been charged against paid-in capital in excess of par. All underwriting fees and offering expenses were borne by us.
On August 24, 2011, our Board of Directors approved a share repurchase plan (the “Repurchase Program”) under which we may repurchase up to $100,000 of our common stock at prices below our net asset value per share. Prior to any repurchase, we are required to notify shareholders of our intention to purchase our common stock. Our last notice was delivered on June 16, 2015. This notice lasts for six months after notice is given. We did not make any purchases of our common stock during the period from August 24, 2011 to June 30, 2015 pursuant to the Repurchase Program. See Note 18 for shares purchased under the Repurchase Program subsequent to June 30, 2015.
Our Board of Directors, pursuant to the Maryland General Corporation Law, executed Articles of Amendment to increase the number of shares authorized for issuance from 500,000,000 to 1,000,000,000 in the aggregate. The amendment became effective May 6, 2014.
On November 4, 2014, our Registration Statement on Form N-2 was declared effective by the SEC. Under this Shelf Registration Statement, we can issue up to $4,822,626 of additional debt and equity securities in the public market as of June 30, 2015.

During the years ended June 30, 2015 and June 30, 2014, we distributed approximately $421,594 and $403,188, respectively, to our stockholders. The following table summarizes our distributions declared and payable for the years ended June 30, 2014 and June 30, 2015.

Declaration Date	Record Date	Payment Date	Amount Per Share	Amount Distributed (in thousands)
5/6/2013	7/31/2013	8/22/2013	$0.110175	$28,001
5/6/2013	8/30/2013	9/19/2013	0.110200	28,759
6/17/2013	9/30/2013	10/24/2013	0.110225	29,915
6/17/2013	10/31/2013	11/21/2013	0.110250	31,224
6/17/2013	11/29/2013	12/19/2013	0.110275	32,189
6/17/2013	12/31/2013	1/23/2014	0.110300	33,229
8/21/2013	1/31/2014	2/20/2014	0.110325	34,239
8/21/2013	2/28/2014	3/20/2014	0.110350	35,508
8/21/2013	3/31/2014	4/17/2014	0.110375	36,810
11/4/2013	4/30/2014	5/22/2014	0.110400	37,649
11/4/2013	5/30/2014	6/19/2014	0.110425	37,822
11/4/2013	6/30/2014	7/24/2014	0.110450	37,843
Total declared and payable for the year ended June 30, 2014				$403,188

2/3/2014	7/31/2014	8/21/2014	$0.110475	$37,863
2/3/2014	8/29/2014	9/18/2014	0.110500	37,885
2/3/2014	9/30/2014	10/22/2014	0.110525	38,519
5/6/2014	10/31/2014	11/20/2014	0.110550	38,977
5/6/2014	11/28/2014	12/18/2014	0.110575	39,583
5/6/2014	12/31/2014	1/22/2015	0.110600	39,623
9/24/2014	1/30/2015	2/19/2015	0.110625	39,648
12/8/2014	2/27/2015	3/19/2015	0.083330	29,878
12/8/2014	3/31/2015	4/23/2015	0.083330	29,887
12/8/2014	4/30/2015	5/21/2015	0.083330	29,898
5/6/2015	5/29/2015	6/18/2015	0.083330	29,910
5/6/2015	6/30/2015	7/23/2015	0.083330	29,923
Total declared and payable for the year ended June 30, 2015				$421,594
Dividends and distributions to common stockholders are recorded on the ex-dividend date. As such, the table above includes distributions with record dates during the years ended June 30, 2015 and June 30, 2014. It does not include distributions previously declared to stockholders of record on any future dates, as those amounts are not yet determinable. The following dividends were previously declared and will be payable subsequent to June 30, 2015:

•	$0.08333 per share for July 2015 to holders of record on July 31, 2015 with a payment date of August 20, 2015;

•	$0.08333 per share for August 2015 to holders of record on August 31, 2015 with a payment date of September 17, 2015;

•	$0.08333 per share for September 2015 to holders of record on September 30, 2015 with a payment date of October 22, 2015; and

•	$0.08333 per share for October 2015 to holders of record on October 30, 2015 with a payment date of November 19, 2015.
During the years ended June 30, 2015 and June 30, 2014, we issued 1,618,566 and 1,408,070 shares of our common stock, respectively, in connection with the dividend reinvestment plan.
As of June 30, 2015, we have reserved 102,790,062 shares of our common stock for issuance upon conversion of the Convertible Notes (see Note 5).

Note 10. Other Income
Other income consists of structuring fees, overriding royalty interests, revenue receipts related to net profit interests, deal deposits, administrative agent fees, and other miscellaneous and sundry cash receipts. The following table shows income from such sources during the years ended June 30, 2015, 2014 and 2013.

	Year Ended June 30,
	2015	2014	2013
Structuring and amendment fees (refer to Note 3)	$28,562	$59,527	$53,708
Recovery of legal costs from prior periods from legal settlement	—	5,825	—
Royalty interests	5,219	5,893	4,122
Administrative agent fees	666	468	346
Total Other Income	$34,447	$71,713	$58,176
Note 11. Net Increase in Net Assets per Share
The following information sets forth the computation of net increase in net assets resulting from operations per share during the years ended June 30, 2015, 2014 and 2013.

	Year Ended June 30,
	2015	2014	2013
Net increase in net assets resulting from operations	$346,339	$319,020	$220,856
Weighted average common shares outstanding	353,648,522	300,283,941	207,069,971
Net increase in net assets resulting from operations per share	$0.98	$1.06	$1.07
Note 12. Income Taxes
While our fiscal year end for financial reporting purposes is June 30 of each year, our tax year end is August 31 of each year. The information presented in this footnote is based on our tax year end for each period presented, unless otherwise specified.
For income tax purposes, dividends paid and distributions made to shareholders are reported as ordinary income, capital gains, non-taxable return of capital, or a combination thereof. The tax character of dividends paid to shareholders during the tax years ended August 31, 2014, 2013 and 2012 were as follows:

	Tax Year Ended August 31,
	2014	2013	2012
Ordinary income	$413,051	$282,621	$147,204
Capital gain	—	—	—
Return of capital	—	—	—
Total dividends paid to shareholders	$413,051	$282,621	$147,204
For the tax year ending August 31, 2015, the tax character of dividends paid to shareholders through June 30, 2015 is expected to be ordinary income. Because of the difference between our fiscal and tax year ends, the final determination of the tax character of dividends will not be made until we file our tax return for the tax year ending August 31, 2015.
Taxable income generally differs from net increase in net assets resulting from operations for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses, and generally excludes net unrealized gains or losses, as unrealized gains or losses are generally not included in taxable income until they are realized.

The following reconciles the net increase in net assets resulting from operations to taxable income for the tax years ended August 31, 2014, 2013 and 2012:

	Tax Year Ended August 31,
	2014	2013	2012
Net increase in net assets resulting from operations	$317,671	$238,721	$208,331
Net realized loss (gain) on investments	28,244	24,632	(38,363)
Net unrealized depreciation on investments	24,638	77,835	32,367
Other temporary book-to-tax differences	(9,122)	(6,994)	(1,132)
Permanent differences	(4,317)	5,939	(6,103)
Taxable income before deductions for distributions	$357,114	$340,133	$195,100
Capital losses in excess of capital gains earned in a tax year may generally be carried forward and used to offset capital gains, subject to certain limitations. The Regulated Investment Company Modernization Act (the “RIC Modernization Act”) was enacted on December 22, 2010. Under the RIC Modernization Act, capital losses incurred by taxpayers in taxable years beginning after the date of enactment will be allowed to be carried forward indefinitely and are allowed to retain their character as either short-term or long-term losses. As such, the capital loss carryforwards generated by us after the August 31, 2011 tax year will not be subject to expiration. Any losses incurred in post-enactment tax years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As of August 31, 2014, we had capital loss carryforwards of approximately $117,393 available for use in later tax years. Of the amount available as of August 31, 2014, $623, $33,096 and $46,910 will expire on August 31, 2016, 2017 and 2018, respectively, and $36,764 is not subject to expiration. The unused balance each year will be carried forward and utilized as gains are realized, subject to limitations. While our ability to utilize losses in the future depends upon a variety of factors that cannot be known in advance, substantially all of our capital loss carryforwards may become permanently unavailable due to limitations by the Code.
Under current tax law, capital losses and specific ordinary losses realized after October 31st and December 31st, respectively, may be deferred and treated as occurring on the first business day of the following tax year. As of August 31, 2014, we had deferred $22,601 of long-term capital losses which will be treated as arising on the first day of the tax year ending August 31, 2015.
For the tax year ended August 31, 2014, we had distributions in excess of taxable income. After the excess distributions, we still had cumulative taxable income in excess of cumulative distributions, and therefore, we elected to carry forward the excess for distribution to shareholders in the tax year ending August 31, 2015. The amount carried forward to 2015 was approximately $49,471. For the tax year ended August 31, 2013, we had taxable income in excess of the distributions made from such taxable income during the year, and therefore, we elected to carry forward the excess for distribution to shareholders in the tax year ended August 31, 2014. The amount carried forward to 2014 was approximately $105,408. For the tax year ended August 31, 2012, we had taxable income in excess of the distributions made from such taxable income during the year, and therefore, we elected to carry forward the excess for distribution to shareholders in the tax year ended August 31, 2013. The amount carried forward to 2013 was approximately $47,896.
As of June 30, 2015, the cost basis of investments for tax purposes was $6,599,876 resulting in estimated gross unrealized appreciation and depreciation of $263,892 and $254,210, respectively. As of June 30, 2014, the cost basis of investments for tax purposes was $6,424,182 resulting in estimated gross unrealized appreciation and depreciation of $139,620 and $310,063, respectively. Due to the difference between our fiscal and tax year ends, the cost basis of our investments for tax purposes as of June 30, 2015 and June 30, 2014 was calculated based on the book cost of investments as of June 30, 2015 and June 30, 2014, respectively, with cumulative book-to-tax adjustments for investments through each investment’s most current tax year end.
In general, we may make certain adjustments to the classification of net assets as a result of permanent book-to-tax differences, which may include merger-related items, differences in the book and tax basis of certain assets and liabilities, and nondeductible federal taxes, among other items. During the tax year ended August 31, 2014, we increased accumulated overdistributed net investment income by $4,316, decreased accumulated net realized loss on investments by $3,384 and increased capital in excess of par value by $932. During the tax year ended August 31, 2013, we increased accumulated undistributed net investment income by $5,939, increased accumulated net realized loss on investments by $2,621 and decreased capital in excess of par value by $3,318. Due to the difference between our fiscal and tax year ends, the reclassifications for the taxable year ended August 31, 2014 are recorded in the fiscal year ending June 30, 2015 and the reclassifications for the taxable year ended August 31, 2013 were recorded in the fiscal year ended June 30, 2014.

Note 13. Related Party Agreements and Transactions
Investment Advisory Agreement
On December 23, 2014, the Investment Adviser, Prospect Capital Management LLC, converted into a Delaware limited partnership and is now known as Prospect Capital Management L.P. (continues as the “Investment Adviser”). We have entered into an investment advisory and management agreement with the Investment Adviser (the “Investment Advisory Agreement”) under which the Investment Adviser, subject to the overall supervision of our Board of Directors, manages the day-to-day operations of, and provides investment advisory services to, us. Under the terms of the Investment Advisory Agreement, the Investment Adviser: (i) determines the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes, (ii) identifies, evaluates and negotiates the structure of the investments we make (including performing due diligence on our prospective portfolio companies); and (iii) closes and monitors investments we make.
The Investment Adviser’s services under the Investment Advisory Agreement are not exclusive, and it is free to furnish similar services to other entities so long as its services to us are not impaired. For providing these services the Investment Adviser receives a fee from us, consisting of two components: a base management fee and an incentive fee. The base management fee is calculated at an annual rate of 2.00% on our gross assets (including amounts borrowed). For services currently rendered under the Investment Advisory Agreement, the base management fee is payable quarterly in arrears. The base management fee is calculated based on the average value of our gross assets at the end of the two most recently completed calendar quarters and appropriately adjusted for any share issuances or repurchases during the current calendar quarter.
The total base management fee incurred to the favor of the Investment Adviser was $134,590, $108,990 and $69,800 during the years ended June 30, 2015, 2014 and 2013, respectively.
The Investment Adviser has entered into a servicing agreement with certain institutions, where we serve as the agent and collect a servicing fee on behalf of the Investment Adviser. During the year ended June 30, 2015, we received payments of $170 from these institutions, on behalf of the Investment Adviser, for providing such services under the servicing agreement. We were given a credit for these payments as a reduction of base management fee payable by us to Prospect Capital Management.
The incentive fee has two parts. The first part, the income incentive fee, is calculated and payable quarterly in arrears based on our pre-incentive fee net investment income for the immediately preceding calendar quarter. For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees and other fees that we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable under the Administration Agreement described below, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment-in-kind interest and zero coupon securities), accrued income that we have not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets at the end of the immediately preceding calendar quarter, is compared to a “hurdle rate” of 1.75% per quarter (7.00% annualized).
The net investment income used to calculate this part of the incentive fee is also included in the amount of the gross assets used to calculate the 2.00% base management fee. We pay the Investment Adviser an income incentive fee with respect to our pre-incentive fee net investment income in each calendar quarter as follows:

•	No incentive fee in any calendar quarter in which our pre-incentive fee net investment income does not exceed the hurdle rate;

•
100.00% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 125.00% of the quarterly hurdle rate in any calendar quarter (8.75% annualized assuming a 7.00% annualized hurdle rate); and

•
20.00% of the amount of our pre-incentive fee net investment income, if any, that exceeds 125.00% of the quarterly hurdle rate in any calendar quarter (8.75% annualized assuming a 7.00% annualized hurdle rate).

These calculations are appropriately prorated for any period of less than three months and adjusted for any share issuances or repurchases during the current quarter.

The second part of the incentive fee, the capital gains incentive fee, is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date), and equals 20.00% of our realized capital gains for the calendar year, if any, computed net of all realized capital losses and unrealized capital depreciation at the end of such year. In determining the capital gains incentive fee payable to the Investment Adviser, we calculate the aggregate realized capital gains, aggregate realized capital losses and aggregate unrealized capital depreciation, as applicable, with respect to each investment that has been in its portfolio. For the purpose of this calculation, an “investment” is defined as the total of all rights and claims which maybe asserted against a portfolio company arising from our participation in the debt, equity, and other financial instruments issued by that company. Aggregate realized capital gains, if any, equal the sum of the differences between the aggregate net sales price of each investment and the aggregate cost basis of such investment when sold or otherwise disposed. Aggregate realized capital losses equal the sum of the amounts by which the aggregate net sales price of each investment is less than the aggregate cost basis of such investment when sold or otherwise disposed. Aggregate unrealized capital depreciation equals the sum of the differences, if negative, between the aggregate valuation of each investment and the aggregate cost basis of such investment as of the applicable calendar year-end. At the end of the applicable calendar year, the amount of capital gains that serves as the basis for our calculation of the capital gains incentive fee involves netting aggregate realized capital gains against aggregate realized capital losses on a since-inception basis and then reducing this amount by the aggregate unrealized capital depreciation. If this number is positive, then the capital gains incentive fee payable is equal to 20.00% of such amount, less the aggregate amount of any capital gains incentive fees paid since inception.
The total income incentive fee incurred was $90,687, $89,306 and $81,231 during the years ended June 30, 2015, 2014 and 2013, respectively. No capital gains incentive fee was incurred during the years ended June 30, 2015, 2014 and 2013.
Administration Agreement
We have also entered into an administration agreement (the “Administration Agreement”) with Prospect Administration under which Prospect Administration, among other things, provides (or arranges for the provision of) administrative services and facilities for us. For providing these services, we reimburse Prospect Administration for our allocable portion of overhead incurred by Prospect Administration in performing its obligations under the Administration Agreement, including rent and our allocable portion of the costs of our Chief Financial Officer and Chief Compliance Officer and his staff. Under this agreement, Prospect Administration furnishes us with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities. Prospect Administration also performs, or oversees the performance of, our required administrative services, which include, among other things, being responsible for the financial records that we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. In addition, Prospect Administration assists us in determining and publishing our net asset value, overseeing the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others. Under the Administration Agreement, Prospect Administration also provides on our behalf managerial assistance to those portfolio companies to which we are required to provide such assistance (see “Managerial Assistance” below). The Administration Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party. Prospect Administration is a subsidiary of the Investment Adviser.
The Administration Agreement provides that, absent willful misfeasance, bad faith or negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Prospect Administration and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of Prospect Administration’s services under the Administration Agreement or otherwise as administrator for us. Our payments to Prospect Administration are periodically reviewed by our Board of Directors.
The allocation of overhead expense from Prospect Administration was $21,906, $14,373 and $8,737 for the years ended June 30, 2015, 2014 and 2013, respectively. During the year ended June 30, 2015, Prospect Administration received payments of $6,929 directly from our portfolio companies for legal, tax and portfolio level accounting services. We were given a credit for these payments as a reduction of the administrative services cost payable by us to Prospect Administration, resulting in net overhead expense of $14,977 during the year ended June 30, 2015. Had Prospect Administration not received these payments, Prospect Administration’s charges for its administrative services would have increased by these amounts.

Managerial Assistance
As a BDC, we are obligated under the 1940 Act to make available to certain of our portfolio companies significant managerial assistance. “Making available significant managerial assistance” refers to any arrangement whereby we provide significant guidance and counsel concerning the management, operations, or business objectives and policies of a portfolio company. We are also deemed to be providing managerial assistance to all portfolio companies that we control, either by ourselves or in conjunction with others. The nature and extent of significant managerial assistance provided by us to controlled and non-controlled portfolio companies will vary according to the particular needs of each portfolio company. Examples of such activities include (i) advice on recruiting, hiring, management and termination of employees, officers and directors, succession planning and other human resource matters; (ii) advice on capital raising, capital budgeting, and capital expenditures; (iii) advice on advertising, marketing, and sales; (iv) advice on fulfillment, operations, and execution; (v) advice on managing relationships with unions and other personnel organizations, financing sources, vendors, customers, lessors, lessees, lawyers, accountants, regulators and other important counterparties; (vi) evaluating acquisition and divestiture opportunities, plant expansions and closings, and market expansions; (vii) participating in audit committee, nominating committee, board and management meetings; (viii) consulting with and advising board members and officers of portfolio companies (on overall strategy and other matters); and (ix) providing other organizational, operational, managerial and financial guidance.
Prospect Administration, when performing a managerial assistance agreement executed with each portfolio company to which we provide managerial assistance, arranges for the provision of such managerial assistance on our behalf. When doing so, Prospect Administration utilizes personnel of our Investment Adviser. We, on behalf of Prospect Administration, invoice portfolio companies receiving and paying for managerial assistance, and we remit to Prospect Administration its cost of providing such services, including the charges deemed appropriate by our Investment Adviser for providing such managerial assistance. No income was recognized by Prospect.
During the years ended June 30, 2015, 2014 and 2013, we received payments of $5,126, $6,612 and $4,776, respectively, from our portfolio companies for managerial assistance and subsequently remitted these amounts to Prospect Administration. During the year ended June 30, 2015, we incurred $2,400 of managerial assistance expense related to our consolidated entity First Tower Delaware which was included within allocation from Prospect Administration on our Consolidated Statement of Operations for the year ended June 30, 2015. Of this amount, $600 had not yet been paid by First Tower Delaware to Prospect Administration and was included within due to Prospect Administration on our Consolidated Statement of Assets and Liabilities as of June 30, 2015. See Note 14 for further discussion.
Co-Investments
On February 10, 2014, we received an exemptive order from the SEC (the “Order”) that gave us the ability to negotiate terms other than price and quantity of co-investment transactions with other funds managed by the Investment Adviser or certain affiliates, including Priority Income Fund, Inc. and Pathway Energy Infrastructure Fund, Inc., subject to the conditions included therein. Under the terms of the relief permitting us to co-invest with other funds managed by our Investment Adviser or its affiliates, a “required majority” (as defined in Section 57(o) of the 1940 Act) of our independent directors must make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the proposed transaction, including the consideration to be paid, are reasonable and fair to us and our stockholders and do not involve overreaching of us or our stockholders on the part of any person concerned and (2) the transaction is consistent with the interests of our stockholders and is consistent with our investment objective and strategies. In certain situations where co-investment with one or more funds managed by the Investment Adviser or its affiliates is not covered by the Order, such as when there is an opportunity to invest in different securities of the same issuer, the personnel of the Investment Adviser or its affiliates will need to decide which fund will proceed with the investment. Such personnel will make these determinations based on policies and procedures, which are designed to reasonably ensure that investment opportunities are allocated fairly and equitably among affiliated funds over time and in a manner that is consistent with applicable laws, rules and regulations. Moreover, except in certain circumstances, when relying on the Order, we will be unable to invest in any issuer in which one or more funds managed by the Investment Adviser or its affiliates has previously invested.
As of June 30, 2015, we had co-investments with Priority Income Fund, Inc. in the following CLO funds: Babson CLO Ltd. 2014-III; Cent CLO 21 Limited; CIFC Funding 2014-IV Investor, Ltd.; Galaxy XVII CLO, Ltd.; Halcyon Loan Advisors Funding 2014-2 Ltd.; HarbourView CLO VII, Ltd.; Jefferson Mill CLO Ltd.; Mountain View CLO IX Ltd.; Symphony CLO XIV Ltd.; Voya CLO 2014-1, Ltd.; and Washington Mill CLO Ltd.

Note 14. Transactions with Controlled Companies
The descriptions below detail the transactions which Prospect Capital Corporation (“Prospect”) has entered into with each of our controlled companies. Certain of the controlled entities discussed below were consolidated effective July 1, 2014 (see Note 1). As such, transactions with these Consolidated Holding Companies for the year ended June 30, 2015 are presented on a consolidated basis.
Airmall Inc.
As of June 30, 2014, Prospect owned 100% of the equity of AMU Holdings Inc. (“AMU”), a Consolidated Holding Company. AMU owned 98% of Airmall Inc. (f/k/a Airmall USA Holdings, Inc.) (“Airmall”). Airmall is a developer and manager of airport retail operations.
On July 30, 2010, Prospect made a $22,420 investment in AMU, of which $12,500 was a senior subordinated note and $9,920 was used to purchase 100% of the preferred and common equity of AMU. AMU used its combined debt and equity proceeds of $22,420 to purchase 100% of Airmall’s common stock for $18,000, to pay $1,573 of structuring fees from AMU to Prospect (which was recognized by Prospect as structuring fee income), $836 of third party expenses, $11 of legal services provided by attorneys at Prospect Administration, and $2,000 of withholding tax. Prospect then purchased for $30,000 two loans of Airmall payable to unrealized third parties, one for $10,000 and the other $20,000. Prospect and Airmall subsequently refinanced the two loans into a single $30,000 loan from Airmall to Prospect.
On October 1, 2013, Prospect made an additional $2,600 investment in the senior subordinated note, of which $575 was utilized by AMU to pay interest due to Prospect and $2,025 was retained by AMU for working capital. On November 25, 2013, Prospect funded an additional $5,000 to the senior subordinated note, which was utilized by AMU to pay a $5,000 dividend to Prospect. On December 4, 2013, Prospect sold 2% of the outstanding principal balance of the senior secured term loan to Airmall and 2% of the outstanding principal balance of the senior subordinated note to AMU for $972.
On June 13, 2014, Prospect made a new $19,993 investment as a senior secured loan to Airmall. Airmall then distributed this amount to AMU as a return of capital, which AMU used to pay down the senior subordinated loan in the same amount. The minority interest held by a third party in AMU was exchanged for common stock of Airmall.
On July 1, 2014, Prospect began consolidating AMU. As a result, any transactions between AMU and Prospect are eliminated in consolidation and as such, transactions after July 1, 2014 are not presented below.
On August 1, 2014, Prospect sold its investments in Airmall for net proceeds of $51,379 and realized a loss of $3,473 on the sale. In addition, there is $6,000 being held in escrow, of which 98% is due to Prospect, which will be recognized as an additional realized loss if it is not received. Included in the net proceeds were $3,000 of structuring fees from Airmall related to the sale of the operating company which was recognized as other income during the year ended June 30, 2015. On October 22, 2014, Prospect received a tax refund of $665 related to its investment in Airmall and realized a gain of the same amount.
In addition to the repayments noted above, the following amounts were paid from Airmall to Prospect and recorded by Prospect as repayment of loan receivable:

Year Ended June 30, 2013	$600
Year Ended June 30, 2014	593
Year Ended June 30, 2015	49
The following dividends were declared and paid from Airmall to AMU and recognized as dividend income by AMU:

Year Ended June 30, 2013	$—
Year Ended June 30, 2014	7,000
Year Ended June 30, 2015	N/A
The following dividends were declared and paid from AMU to Prospect and recognized as dividend income by Prospect:

Year Ended June 30, 2013	$—
Year Ended June 30, 2014	12,000
Year Ended June 30, 2015	N/A

All dividends were paid from earnings and profits of Airmall and AMU.
The following interest payments were accrued and paid from AMU to Prospect and recognized by Prospect as interest income:

Year Ended June 30, 2013	$2,286
Year Ended June 30, 2014	3,159
Year Ended June 30, 2015	N/A
Included above, the following payment-in-kind interest from AMU was capitalized and recognized by Prospect as interest income:

Year Ended June 30, 2013	$—
Year Ended June 30, 2014	295
Year Ended June 30, 2015	N/A
The following interest payments were accrued and paid from Airmall to Prospect and recognized by Prospect as interest income:

Year Ended June 30, 2013	$3,536
Year Ended June 30, 2014	3,420
Year Ended June 30, 2015	576
The following interest income recognized had not yet been paid by Airmall to Prospect and was included by Prospect within interest receivable:

June 30, 2014	$920
June 30, 2015	—
The following managerial assistance payments were paid from AMU to Prospect and subsequently remitted to Prospect Administration (no income was recognized by Prospect):

Year Ended June 30, 2013	$225
Year Ended June 30, 2014	300
Year Ended June 30, 2015	N/A
The following managerial assistance payments were paid from Airmall to Prospect and subsequently remitted to Prospect Administration (no income was recognized by Prospect):

Year Ended June 30, 2013	$—
Year Ended June 30, 2014	—
Year Ended June 30, 2015	75
The following managerial assistance recognized had not yet been paid by Airmall to Prospect and was included by Prospect within other receivables and due to Prospect Administration:

June 30, 2014	$75
June 30, 2015	—
The following payments were paid from Airmall to Prospect Administration as reimbursement for legal, tax and portfolio level accounting services provided directly to Airmall (no direct income was recognized by Prospect, but Prospect was given credit for these payments as a reduction of the administrative services costs payable by Prospect to Prospect Administration):

Year Ended June 30, 2013	$8
Year Ended June 30, 2014	—
Year Ended June 30, 2015	730

The following amounts were due from Airmall to Prospect for reimbursement of expenses paid by Prospect on behalf of Airmall and were included by Prospect within other receivables:

June 30, 2014	$11
June 30, 2015	—
American Property REIT Corp.
Prospect owns 100% of the equity of APH Property Holdings, LLC (“APH”), a Consolidated Holding Company. APH owns 100% of the common equity of American Property REIT Corp. (f/k/a American Property Holdings Corp.) (“APRC”). APRC is a Maryland corporation and a qualified REIT for federal income tax purposes. In order to qualify as a REIT, APRC issued 125 shares of Series A Cumulative Non-Voting Preferred Stock to 125 accredited investors. The preferred stockholders are entitled to receive cumulative dividends semi-annually at an annual rate of 12.5% and do not have the ability to participate in the management or operation of APRC.
APRC was formed to hold for investment, operate, finance, lease, manage, and sell a portfolio of real estate assets and engage in any and all other activities as may be necessary, incidental or convenient to carry out the foregoing. APRC acquires real estate assets, including, but not limited to, industrial, commercial, and multi-family properties. APRC may acquire real estate assets directly or through joint ventures by making a majority equity investment in a property-owning entity (the “JV”).
On October 24, 2012, Prospect initially made a $7,808 investment in APH, of which $6,000 was a Senior Term Loan and $1,808 was used to purchase the membership interests of APH. The proceeds were utilized by APH to purchase APRC common equity for $7,806, with $2 retained by APH for working capital. The proceeds were utilized by APRC to purchase a 100% ownership interest in 146 Forest Parkway, LLC for $7,326, pay a $250 non-refundable deposit and $222 of structuring fees to Prospect (which was recognized by Prospect as structuring fee income), with $8 retained by APRC for working capital. 146 Forest Parkway, LLC was purchased for $7,400. The remaining proceeds were used to pay $168 of third party expenses and $5 of legal services provided by attorneys at Prospect Administration, with $3 retained by the JV for working capital. The investment was subsequently contributed to NPRC.
On December 28, 2012, Prospect made a $9,594 investment in APH, of which $6,400 was a Senior Term Loan and $3,194 was used to purchase additional membership interests of APH. The proceeds were utilized by APH to purchase additional APRC common equity for $9,594. The proceeds were utilized by APRC to purchase a 92.7% ownership interest in 1557 Terrell Mill Road, LLC for $9,548, with $46 retained by APRC for other expenses. The JV was purchased for $23,500 which included debt financing and minority interest of $15,275 and $757, respectively. The remaining proceeds were used to pay $286 of structuring fees to Prospect (which was recognized by Prospect as structuring fee income) and $1,652 of third party expenses, with $142 retained by the JV for working capital.
On January 17, 2013, Prospect made a $30,348 investment in APH, of which $27,600 was a Senior Term Loan and $2,748 was used to purchase additional membership interests of APH. The proceeds were utilized by APH to purchase additional APRC common equity for $29,348, with $1,000 retained by APH for working capital. The proceeds were utilized by APRC to purchase a 97.7% ownership interest in 5100 Live Oaks Blvd, LLC for $29,348. The JV was purchased for $63,400 which included debt financing and minority interest of $39,600 and $686, respectively. The remaining proceeds were used to pay $880 of structuring fees to Prospect (which was recognized by Prospect as structuring fee income), $4,265 of third party expenses, $14 of legal services provided by attorneys at Prospect Administration, and $1,030 of prepaid assets, with $45 retained by the JV for working capital. The investment was subsequently contributed to NPRC.
On April 30, 2013, Prospect made a $10,383 investment in APH, of which $9,000 was a Senior Term Loan and $1,383 was used to purchase additional membership interests of APH. The proceeds were utilized by APH to purchase additional APRC common equity for $10,233, with $150 retained by APH for working capital. The proceeds were utilized by APRC to purchase a 93.2% ownership interest in Lofton Place, LLC for $10,233. The JV was purchased for $26,000 which included debt financing and minority interest of $16,965 and $745, respectively. The remaining proceeds were used to pay $306 of structuring fees to Prospect (which was recognized by Prospect as structuring fee income), $1,223 of third party expenses, $5 of legal services provided by attorneys at Prospect Administration, and $364 of prepaid assets, with $45 retained by the JV for working capital.

On April 30, 2013, Prospect made a $10,863 investment in APH, of which $9,000 was a Senior Term Loan and $1,863 was used to purchase additional membership interests of APH. The proceeds were utilized by APH to purchase additional APRC common equity for $10,708, with $155 retained by APH for working capital. The proceeds were utilized by APRC to purchase a 93.2% ownership interest in Vista Palma Sola, LLC for $10,708. The JV was purchased for $27,000 which included debt financing and minority interest of $17,550 and $785, respectively. The remaining proceeds were used to pay $321 of structuring fees to Prospect (which was recognized by Prospect as structuring fee income), $1,272 of third party expenses, $4 of legal services provided by attorneys at Prospect Administration, and $401 of prepaid assets, with $45 retained by the JV for working capital.
On May 8, 2013, Prospect made a $6,118 investment in APH, of which $4,000 was a Senior Term Loan and $2,118 was used to purchase additional membership interests of APH. The proceeds were utilized by APH to purchase additional APRC common equity for $6,028, with $90 retained by APH for working capital. The proceeds were utilized by APRC to purchase a 93.3% ownership interest in Arlington Park Marietta, LLC for $6,028. Arlington Park Marietta, LLC was purchased for $14,850 which included debt financing and minority interest of $9,650 and $437, respectively. The remaining proceeds were used to pay $181 of structuring fees to Prospect (which was recognized by Prospect as structuring fee income), $911 of third party expenses, and $128 of prepaid assets, with $45 retained by the JV for working capital.
On June 24, 2013, Prospect made a $76,533 investment in APH, of which $63,000 was a Senior Term Loan and $13,533 was used to purchase additional membership interests of APH. The proceeds were utilized by APH to purchase additional APRC common equity for $75,233, with $1,300 retained by APH for working capital. The proceeds were utilized by APRC to purchase a 95.0% ownership interest in APH Carroll Resort, LLC for $74,398 and to pay $835 of structuring fees to Prospect (which was recognized by Prospect as structuring fee income). The JV was purchased for $225,000 which included debt financing and minority interest of $157,500 and $3,916, respectively. The remaining proceeds were used to pay $1,436 of structuring fees to Prospect (which was recognized by Prospect as structuring fee income), $7,687 of third party expenses, $8 of legal services provided by attorneys at Prospect Administration, and $1,683 of prepaid assets. The investment was subsequently contributed to NPRC and renamed NPRC Carroll Resort, LLC.
Between October 29, 2013 and December 4, 2013, Prospect made an $11,000 investment in APH, of which $9,350 was a Senior Term Loan and $1,650 was used to purchase additional membership interests of APH. The proceeds were utilized by certain of APH’s wholly-owned subsidiaries to purchase online consumer loans from a third party. The investment was subsequently contributed to NPRC.
On November 1, 2013, Prospect made a $9,869 investment in APH, of which $8,200 was a Senior Term Loan and $1,669 was used to purchase additional membership interests of APH. The proceeds were utilized by APH to purchase additional APRC common equity for $9,869. The proceeds were utilized by APRC to purchase a 94.0% ownership interest in APH Carroll 41, LLC for $9,548 and to pay $102 of structuring fees to Prospect (which was recognized by Prospect as structuring fee income), with $219 retained by APRC for working capital. The JV was purchased for $30,600 which included debt financing and minority interest of $22,497 and $609, respectively. The remaining proceeds were used to pay $190 of structuring fees to Prospect (which was recognized by Prospect as structuring fee income), $1,589 of third party expenses, $5 of legal services provided by attorneys at Prospect Administration, and $270 of prepaid assets. The investment was subsequently contributed to NPRC.
On November 15, 2013, Prospect made a $45,900 investment in APH, of which $38,500 was a Senior Term Loan and $7,400 was used to purchase additional membership interests of APH. The proceeds were utilized by APH to purchase additional APRC common equity for $45,900. The proceeds were utilized by APRC to purchase a 99.3% ownership interest in APH Gulf Coast Holdings, LLC for $45,024 and to pay $364 of structuring fees to Prospect (which was recognized by Prospect as structuring fee income), with $512 retained by APRC for working capital. The JV was purchased for $115,200 which included debt financing and minority interest of $75,558 and $337, respectively. The remaining proceeds were used to pay $1,013 of structuring fees to Prospect (which was recognized by Prospect as structuring fee income), $2,590 of third party expenses, $23 of legal services provided by attorneys at Prospect Administration, and $2,023 of prepaid assets, with $70 retained by the JV for working capital.
On November 19, 2013, Prospect made a $66,188 investment in APH, of which $55,000 was a Senior Term Loan and $11,188 was used to purchase additional membership interests of APH. The proceeds were utilized by APH to purchase additional APRC common equity for $66,188. The proceeds were utilized by APRC to purchase a 90.0% ownership interest in APH McDowell, LLC for $64,392 and to pay $695 of structuring fees to Prospect (which was recognized by Prospect as structuring fee income), with $1,101 retained by APRC for working capital. The JV was purchased for $238,605 which included debt financing and minority interest of $180,226 and $7,155, respectively. The remaining proceeds were used to pay $1,290 of structuring fees to Prospect (which was recognized by Prospect as structuring fee income), $9,205 of third party expenses, $23 of legal services provided by attorneys at Prospect Administration, and $1,160 of prepaid assets, with $1,490 retained by the JV for working capital. The investment was subsequently contributed to NPRC and renamed NPH McDowell, LLC.

On December 12, 2013, Prospect made a $22,507 investment in APH, of which $18,800 was a Senior Term Loan and $3,707 was used to purchase additional membership interests of APH. The proceeds were utilized by APH to purchase additional APRC common equity for $22,507. The proceeds were utilized by APRC to purchase a 92.6% ownership interest in South Atlanta Portfolio Holding Company, LLC for $21,874 and to pay $238 of structuring fees to Prospect (which was recognized by Prospect as structuring fee income), with $395 retained by APRC for working capital. The JV was purchased for $87,250 which included debt financing and minority interest of $67,493 and $1,756, respectively. The remaining proceeds were used to pay $437 of structuring fees to Prospect (which was recognized by Prospect as structuring fee income), $2,920 of third party expenses, and $116 of prepaid assets, with $400 retained by the JV for working capital. The investment was subsequently contributed to UPRC.
On December 31, 2013, APRC distributed its majority interests in five JVs holding real estate assets to APH. APH then distributed these JV interests to Prospect in a transaction characterized as a return of capital. Prospect, on the same day, contributed certain of these JV interests to NPH Property Holdings, LLC and the remainder to UPH Property Holdings, LLC (each wholly-owned subsidiaries of Prospect). Each of NPH and UPH immediately thereafter contributed these JV interests to NPRC and UPRC, respectively. The total investments in the JVs transferred consisted of $98,164 and $20,022 of debt and equity financing, respectively. There was no material gain or loss realized on these transactions.
On January 17, 2014, Prospect made a $6,565 investment in APH, of which $5,500 was a Senior Term Loan and $1,065 was used to purchase additional membership interests of APH. The proceeds were utilized by APH to purchase additional APRC common equity for $6,565. The proceeds were utilized by APRC to purchase a 99.3% ownership interest in APH Gulf Coast Holdings, LLC for $6,336 and to pay $54 of structuring fees to Prospect (which was recognized by Prospect as structuring fee income), with $175 retained by APRC for other expenses. The JV was purchased for $15,430 which included debt financing and minority interest of $10,167 and $48, respectively. The remaining proceeds were used to pay $143 of structuring fees to Prospect (which was recognized by Prospect as structuring fee income), $627 of third party expenses, $4 of legal services provided by attorneys at Prospect Administration, and $312 of prepaid assets, with $35 retained by the JV for working capital.
Effective April 1, 2014, Prospect made a new $167,162 senior term loan to APRC. APRC then distributed this amount to APH as a return of capital which was used to pay down the Senior Term Loan from APH by the same amount.
On June 4, 2014, Prospect made a $1,719 investment in APH to purchase additional membership interests of APH, which was revised to $1,732 on July 1, 2014. The proceeds were utilized by APH to purchase additional APRC common equity for $1,732. The proceeds were utilized by APRC to acquire the real property located at 975 South Cornwell, Yukon, OK (“Taco Bell, OK”) for $1,719 and pay $13 of third party expenses.
On July 1, 2014, Prospect began consolidating APH. As a result, any transactions between APH and Prospect are eliminated in consolidation and as such, transactions after July 1, 2014 are not presented below.
On November 26, 2014, APRC transferred its investment in APH Carroll Resort, LLC to NPRC and the investment was renamed NPRC Carroll Resort, LLC. As a result, Prospect’s investments in APRC related to this property also transferred to NPRC. The investments transferred consisted of $10,237 of equity and $65,586 of debt. There was no gain or loss realized on the transaction.
On May 1, 2015, APRC transferred its investment in 5100 Live Oaks Blvd, LLC to NPRC. As a result, Prospect’s investments in APRC related to this property also transferred to NPRC. The investments transferred consisted of $2,748 of equity and $29,990 of debt. There was no gain or loss realized on the transaction.
On May 6, 2015, Prospect made a $1,475 investment in APRC, of which $1,381 was a Senior Term Loan and $94 was used to purchase additional common equity of APRC through APH. The proceeds were utilized by APRC to purchase additional ownership interest in its twelve multi-family properties for $1,473 and pay $2 of legal services provided by attorneys at Prospect Administration. The minority interest holder also invested an additional $17 in the JVs. The proceeds were used by the JVs to fund $1,490 of capital expenditures.
During the year ended June 30, 2015, Prospect received $8 as a return of capital on the equity investment in APRC.
The following dividends were declared and paid from APRC to APH (partially via a wholly-owned subsidiary of APH) and recognized as dividend income by APH:

Year Ended June 30, 2013	$1,676
Year Ended June 30, 2014	8,810
Year Ended June 30, 2015	—
All dividends were paid from earnings and profits of APRC.

The following interest payments were accrued and paid from APH to Prospect and recognized by Prospect as interest income:

Year Ended June 30, 2013	$2,898
Year Ended June 30, 2014	13,928
Year Ended June 30, 2015	N/A
Included above, the following payment-in-kind interest from APH was capitalized and recognized by Prospect as interest income:

Year Ended June 30, 2013	$892
Year Ended June 30, 2014	4,084
Year Ended June 30, 2015	N/A
The following interest payments were accrued and paid from APRC to Prospect and recognized by Prospect as interest income:

Year Ended June 30, 2013	$—
Year Ended June 30, 2014	4,860
Year Ended June 30, 2015	14,747
Included above, the following payment-in-kind interest from APRC was capitalized and recognized by Prospect as interest income:

Year Ended June 30, 2013	$—
Year Ended June 30, 2014	581
Year Ended June 30, 2015	4,529
The following interest income recognized had not yet been paid by APRC to Prospect and was included by Prospect within interest receivable:

June 30, 2014	$54
June 30, 2015	25
The following royalty payments were paid from APH to Prospect and recognized by Prospect as other income:

Year Ended June 30, 2013	$140
Year Ended June 30, 2014	1,418
Year Ended June 30, 2015	N/A
The following royalty payments were paid from APRC to Prospect and recognized by Prospect as other income:

Year Ended June 30, 2013	$—
Year Ended June 30, 2014	—
Year Ended June 30, 2015	1,342
The following managerial assistance payments were paid from APRC to Prospect and subsequently remitted to Prospect Administration (no income was recognized by Prospect):

Year Ended June 30, 2013	$148
Year Ended June 30, 2014	637
Year Ended June 30, 2015	590
The following managerial assistance payments received by Prospect had not yet been remitted to Prospect Administration and were included by Prospect within due to Prospect Administration:

June 30, 2014	$148
June 30, 2015	148

The following payments were paid from APRC to Prospect Administration as reimbursement for legal, tax and portfolio level accounting services provided directly to APRC (no direct income was recognized by Prospect, but Prospect was given credit for these payments as a reduction of the administrative services costs payable by Prospect to Prospect Administration):

Year Ended June 30, 2013	$90
Year Ended June 30, 2014	1,791
Year Ended June 30, 2015	301
The following amounts were due from APRC to Prospect for reimbursement of expenses paid by Prospect on behalf of APRC and were included by Prospect within other receivables:

June 30, 2014	$202
June 30, 2015	124
Arctic Energy Services, LLC
Prospect owns 100% of the equity of Arctic Oilfield Equipment USA, Inc. (“Arctic Equipment”), a Consolidated Holding Company. Arctic Equipment owns 70% of the equity of Arctic Energy Services, LLC (“Arctic Energy”), with Ailport Holdings, LLC (“Ailport”) (100% owned and controlled by Arctic Energy management) owning the remaining 30% of the equity of Arctic Energy. Arctic Energy provides oilfield service personnel, well testing flowback equipment, frac support systems and other services to exploration and development companies in the Rocky Mountains.
On May 5, 2014, Prospect initially purchased 100% of the common shares of Arctic Equipment for $9,006. Proceeds were utilized by Arctic Equipment to purchase 70% of Arctic Energy as described in the following paragraph.
On May 5, 2014, Prospect made an additional $51,870 investment (including in exchange for 1,102,313 common shares of Prospect at fair value of $11,916) in Arctic Energy in exchange for a $31,640 senior secured loan and a $20,230 subordinated loan. Total proceeds received by Arctic Energy of $60,876 were used to purchase 70% of the equity interests in Arctic Energy from Ailport for $47,516, pay $875 of third-party expenses, $1,713 of structuring fees to Prospect (which was recognized as structuring fee income), $445 of legal services provided by attorneys at Prospect Administration and $10,327 was retained as working capital.
On July 1, 2014, Prospect began consolidating Arctic Equipment. As a result, any transactions between Arctic Equipment and Prospect are eliminated in consolidation and as such, transactions after July 1, 2014 are not presented below.
The following interest payments were accrued and paid from Arctic Energy to Prospect and recognized by Prospect as interest income:

Year Ended June 30, 2013	$—
Year Ended June 30, 2014	1,050
Year Ended June 30, 2015	6,721
The following interest income recognized had not yet been paid by Arctic Energy to Prospect and was included by Prospect within interest receivable:

June 30, 2014	$18
June 30, 2015	18
The following managerial assistance payments were paid from Arctic Energy to Prospect and subsequently remitted to Prospect Administration (no income was recognized by Prospect):

Year Ended June 30, 2013	$—
Year Ended June 30, 2014	15
Year Ended June 30, 2015	100

The following managerial assistance payments received by Prospect had not yet been remitted to Prospect Administration and were included by Prospect within due to Prospect Administration:

June 30, 2014	$15
June 30, 2015	25
The following payments were paid from Arctic Energy to Prospect Administration as reimbursement for legal, tax and portfolio level accounting services provided directly to Arctic Energy (no direct income was recognized by Prospect, but Prospect was given credit for these payments as a reduction of the administrative services costs payable by Prospect to Prospect Administration):

Year Ended June 30, 2013	$—
Year Ended June 30, 2014	445
Year Ended June 30, 2015	—
The following amounts were due from Arctic Energy to Prospect for reimbursement of expenses paid by Prospect on behalf of Arctic Energy and were included by Prospect within other receivables:

June 30, 2014	$6
June 30, 2015	—
The following amounts were due to Arctic Energy from Prospect for reimbursement of expenses paid by Arctic Energy on behalf of Prospect and were included by Prospect within other liabilities:

June 30, 2014	$—
June 30, 2015	1
ARRM Services, Inc.
As of June 30, 2014, Prospect owned 79.53% of the fully-diluted common, 85.76% of the Series A Preferred and 100% of the Series B Preferred equity of ARRM Services, Inc. (f/k/a ARRM Holdings, Inc.) (“ARRM”). ARRM owned 100% of the equity of Ajax Rolled Ring & Machine, LLC (f/k/a Ajax Rolled Ring & Machine, Inc.) (“Ajax”). Ajax forges large seamless steel rings on two forging mills in the company’s York, South Carolina facility. The rings are used in a range of industrial applications, including in construction equipment and power turbines. Ajax also provides machining and other ancillary services.
As of July 1, 2011, the cost basis of Prospect’s total debt and equity investment in Ajax was $41,699, including capitalized payment-in-kind interest of $3,535. Prospect’s investment in Ajax consisted of the following: $20,607 of senior secured term debt (“Tranche A Term Loan”); $15,035 of subordinated secured term debt (“Tranche B Term Loan”); and $6,057 of common equity. In October 2011, ARRM assumed Ajax’s Tranche B Term Loan and the equity of Ajax was exchanged for equity in ARRM. Ajax was converted into a limited liability company shortly thereafter. On December 28, 2012, Prospect provided an additional $3,600 of unsecured debt to ARRM (“Promissory Demand Note”).
On April 1, 2013, Prospect refinanced its investment in Ajax and ARRM, increasing the total size of the debt investment to $38,537. The $19,837 Tranche A Term Loan was replaced with a new senior secured term loan to Ajax in the same amount. The $15,035 Tranche B Term Loan and $3,600 Promissory Demand Note were replaced with a new subordinated unsecured term loan to ARRM in the amount of $18,700. Prospect received $50 and $46 of structuring fees from Ajax and ARRM, respectively, which were recognized as other income.
On June 28, 2013, Prospect provided an additional $1,000 in the ARRM subordinated unsecured term loan to fund equity into Ajax. The proceeds were used by Ajax to repay senior debt to a third party. On October 11, 2013, Prospect provided $25,000 in preferred equity for the recapitalization of ARRM. After the financing, Prospect received repayment of the $20,008 subordinated unsecured term loan previously outstanding from ARRM. In March 2014, Prospect received $98 of structuring fees from Ajax related to the amendment of the loan agreement in September 2013.

On October 10, 2014, ARRM sold Ajax to a third party and repaid the $19,337 loan receivable to Prospect and Prospect recorded a realized loss of $23,560 related to the sale. Concurrent with the sale, Prospect’s ownership increased to 100% of the outstanding equity of ARRM Services, Inc. which was renamed SB Forging Company, Inc. (“SB Forging”). As such, Prospect began consolidating SB Forging on October 11, 2014. In addition, there is $3,000 being held in escrow of which $802 was received on May 6, 2015 for which Prospect realized a gain of the same amount. The remainder of the escrow will be recognized as additional gain if and when received. Prospect received $2,000 of structuring fees from Ajax related to the sale of the operating company which was recognized as other income during the year ended June 30, 2015.
In addition to the repayments noted above, the following amounts were paid from Ajax to Prospect and recorded by Prospect as repayment of loan receivable:

Year Ended June 30, 2013	$430
Year Ended June 30, 2014	400
Year Ended June 30, 2015	—
The following interest payments, including prepayment penalty fees, were accrued and paid from ARRM to Prospect and recognized by Prospect as interest income:

Year Ended June 30, 2013	$993
Year Ended June 30, 2014	1,029
Year Ended June 30, 2015	—
Included above, the following payment-in-kind interest from ARRM was capitalized and recognized by Prospect as interest income:

Year Ended June 30, 2013	$—
Year Ended June 30, 2014	309
Year Ended June 30, 2015	—
The following interest payments, including prepayment penalty fees, were accrued and paid from Ajax to Prospect and recognized by Prospect as interest income:

Year Ended June 30, 2013	$4,183
Year Ended June 30, 2014	2,082
Year Ended June 30, 2015	956
As of June 30, 2014, due to the pending sale transaction, Prospect reversed $3,844 of previously recognized payment-in-kind interest which we did not expect to receive.
The following interest income recognized had not yet been paid by Ajax to Prospect and was included by Prospect within interest receivable:

June 30, 2014	$6
June 30, 2015	—
The following managerial assistance payments were paid from Ajax to Prospect and subsequently remitted to Prospect Administration (no income was recognized by Prospect):

Year Ended June 30, 2013	$225
Year Ended June 30, 2014	180
Year Ended June 30, 2015	45
The following managerial assistance payments received by Prospect had not yet been remitted to Prospect Administration and were included by Prospect within due to Prospect Administration:

June 30, 2014	$45
June 30, 2015	—

The following payments were paid from ARRM to Prospect Administration as reimbursement for legal, tax and portfolio level accounting services provided directly to ARRM (no direct income was recognized by Prospect, but Prospect was given credit for these payments as a reduction of the administrative services costs payable by Prospect to Prospect Administration):

Year Ended June 30, 2013	$63
Year Ended June 30, 2014	17
Year Ended June 30, 2015	1,485
The following amounts were due from Ajax to Prospect for reimbursement of expenses paid by Prospect on behalf of Ajax and were included by Prospect within other receivables:

June 30, 2014	$2
June 30, 2015	—
Borga, Inc.
As of June 30, 2014, Prospect owned 100% of the equity of STI Holding, Inc. (“STI”), a Consolidated Holding Company. STI owned 100% of the equity of Borga, Inc. (“Borga”). Borga manufactures pre-engineered metal buildings and components for the agricultural and light industrial markets.
On May 6, 2005, Patriot Capital Funding, Inc. (“Patriot”) (previously acquired by Prospect) provided $14,000 in senior secured debt to Borga. The debt was comprised of $1,000 Senior Secured Revolver, $3,500 Senior Secured Term Loan A, $2,500 Senior Secured Term Loan B and $7,000 Senior Secured Term Loan C. On March 31, 2009, Borga made its final amortization payment on the Senior Secured Term Loan A. The other loans remained outstanding. Prospect owned warrants to purchase 33,750 shares of common stock in Metal Buildings Holding Corporation (“Metal Buildings”), the former holding company of Borga. Metal Buildings owned 100% of Borga.
On March 8, 2010, Prospect acquired the remaining common stock of Borga.
On January 24, 2014, Prospect contributed its holdings in Borga to STI. STI also held $3,371 of proceeds from the sale of a minority equity interest in Smart Tuition Holdings, LLC (“SMART”). Prospect initially acquired membership interests in SMART indirectly as part of the Patriot acquisition on December 2, 2009 recording a zero cost basis for the equity investment. The $3,371 was distributed to Prospect on May 29, 2014, of which $3,246 was paid from earnings and profits of STI and was recognized as dividend income by Prospect. The remaining $125 was recognized as return of capital by Prospect.
On July 1, 2014, Prospect began consolidating STI. As a result, any transactions between STI and Prospect are eliminated in consolidation and as such, transactions after July 1, 2014 are not presented below.
On August 20, 2014, Prospect sold the assets of Borga, a wholly-owned subsidiary of STI, for net proceeds of $382 and realized a loss of $2,589 on the sale. On December 29, 2014, Borga was dissolved.
BXC Company, Inc.
As of June 30, 2014, Prospect owned 86.7% of Series A Preferred Stock, 96.8% of Series B Preferred Stock, and 83.1% of fully diluted common stock of BXC Company, Inc. (f/k/a BXC Holding Company) (“BXC”). BXC owned 100% of the common stock of Boxercraft Incorporated (“Boxercraft”).
As of July 1, 2012, the cost basis of Prospect’s total debt and equity investment in Boxercraft was $15,123, including capitalized payment-in-kind interest of $1,466. On December 31, 2013, Boxercraft repaid $100 of the senior secured term loan. On April 18, 2014, Prospect made a new $300 senior secured term loan to Boxercraft. During the period from July 1, 2012 through June 30, 2014, Prospect capitalized a total of $804 of paid-in-kind interest and accreted a total of $1,321 of the original purchase discount, increasing the total debt investment to $17,448 as of June 30, 2014.
Effective March 28, 2014, Prospect acquired voting control of BXC pursuant to a voting agreement and irrevocable proxy. Effective May 8, 2014, Prospect acquired control of BXC by transferring shares held by the other equity holders of BXC to Prospect pursuant to an assignment agreement entered into with such other equity holders.
On July 2, 2014, Prospect made a new $250 senior secured term loan to provide liquidity to Boxercraft.

On July 17, 2014, Prospect restructured the investments in BXC and Boxercraft. The existing Senior Secured Term Loan A and a portion of the existing Senior Secured Term Loan B were replaced with a new Senior Secured Term Loan A to Boxercraft. The remainder of the existing Senior Secured Term Loan B and the existing Senior Secured Term Loan C, Senior Secured Term Loan D, and Senior Secured Term Loan E were replaced with a new Senior Secured Term Loan B to Boxercraft. The existing Senior Secured Term Loan to Boxercraft was converted into Series D Preferred Stock in BXC.
During the year ended June 30, 2015, Prospect accrued $5 of administrative agent fees from Boxercraft (which were recognized by Prospect as other income). On August 25, 2014, Prospect sold Boxercraft, a wholly-owned subsidiary of BXC, for net proceeds of $750 and realized a net loss of $16,949 on the sale.
CCPI Inc.
Prospect owns 100% of the equity of CCPI Holdings Inc. (“CCPI Holdings”), a Consolidated Holding Company. CCPI Holdings owns 94.95% of the equity of CCPI Inc. (“CCPI”), with CCPI management owning the remaining 5.05% of the equity. CCPI owns 100% of each of CCPI Europe Ltd. and MEFEC B.V., and 45% of Gulf Temperature Sensors W.L.L.
On December 13, 2012, Prospect initially made a $15,921 investment (including 467,928 common shares of Prospect at fair value of $5,021) in CCPI Holdings, $7,500 senior secured note and $8,443 equity interest. The proceeds received by CCPI Holdings were partially utilized to purchase 95.13% of CCPI common stock for $14,878. The remaining proceeds were used to pay $395 of structuring fees from CCPI Holdings to Prospect (which were recognized by Prospect as structuring fee income), $215 for legal services provided by attorneys at Prospect Administration, $137 for third party expenses and $318 was retained by CCPI Holdings for working capital.
On December 13, 2012, Prospect made an additional investment of $18,000 in CCPI senior secured debt. The proceeds of the Prospect loan along with $14,878 of equity financing from CCPI Holdings (mentioned above) were used to purchase 95.13% of CCPI equity from the sellers for $31,829, provide $120 of debt financing to CCPI management (to partially fund a purchase by management of CCPI stock), fund $180 of structuring fees from CCPI to Prospect (which were recognized by Prospect as structuring fee income), pay $548 of third-party expenses, reimburse $12 for reimbursement of expenses paid by Prospect on behalf of CCPI (no income was recognized by Prospect) and $189 was retained by CCPI as working capital.
During the year ended June 30, 2014, certain members of CCPI management exercised options to purchase common stock, decreasing our ownership to 94.77%. On June 13, 2014, Prospect made a new $8,218 senior secured note to CCPI. CCPI then distributed this amount to CCPI Holdings as a return of capital which was used to pay down the $8,216 senior secured note from CCPI Holdings to Prospect. The remaining $2 was distributed to Prospect as a return of capital of Prospect’s equity investment in CCPI Holdings.
On July 1, 2014, Prospect began consolidating CCPI Holdings. As a result, any transactions between CCPI Holdings and Prospect are eliminated in consolidation and as such, transactions after July 1, 2014 are not presented below.
During the year ended June 30, 2015, CCPI repurchased 30 shares of its common stock from a former CCPI executive, decreasing the number of shares outstanding and increasing Prospect’s ownership to 94.95%.
In June 2015, CCPI engaged Prospect to provide certain investment banking and financial advisory services in connection with a possible transaction. As compensation for the services provided, Prospect received $525 of advisory fees from CCPI which was recognized as other income during the year ended June 30, 2015.
In addition to the repayments noted above, the following amounts were paid from CCPI to Prospect and recorded by Prospect as repayment of loan receivable:

Year Ended June 30, 2013	$338
Year Ended June 30, 2014	450
Year Ended June 30, 2015	450
The following dividends were declared and paid from CCPI to CCPI Holdings and recognized as dividend income by CCPI Holdings:

Year Ended June 30, 2013	$794
Year Ended June 30, 2014	1,266
Year Ended June 30, 2015	—

The following dividends were declared and paid from CCPI Holdings to Prospect and recognized as dividend income by Prospect:

Year Ended June 30, 2013	$—
Year Ended June 30, 2014	500
Year Ended June 30, 2015	N/A
All dividends were paid from earnings and profits of CCPI and CCPI Holdings.
The following interest payments were accrued and paid from CCPI Holdings to Prospect and recognized by Prospect as interest income:

Year Ended June 30, 2013	$801
Year Ended June 30, 2014	1,464
Year Ended June 30, 2015	N/A
Included above, the following payment-in-kind interest from CCPI Holdings was capitalized and recognized by Prospect as interest income:

Year Ended June 30, 2013	$159
Year Ended June 30, 2014	557
Year Ended June 30, 2015	N/A
The following interest payments were accrued and paid from CCPI to Prospect and recognized by Prospect as interest income:

Year Ended June 30, 2013	$991
Year Ended June 30, 2014	1,848
Year Ended June 30, 2015	3,332
Included above, the following payment-in-kind interest from CCPI was capitalized and recognized by Prospect as interest income:

Year Ended June 30, 2013	$—
Year Ended June 30, 2014	27
Year Ended June 30, 2015	599
The following interest income recognized had not yet been paid by CCPI to Prospect and was included by Prospect within interest receivable:

June 30, 2014	$9
June 30, 2015	—
The following royalty payments were paid from CCPI Holdings to Prospect and recognized by Prospect as other income:

Year Ended June 30, 2013	$32
Year Ended June 30, 2014	71
Year Ended June 30, 2015	N/A
The following managerial assistance payments were paid from CCPI to Prospect and subsequently remitted to Prospect Administration (no income was recognized by Prospect):

Year Ended June 30, 2013	$132
Year Ended June 30, 2014	240
Year Ended June 30, 2015	240

The following managerial assistance payments received by Prospect had not yet been remitted to Prospect Administration and were included by Prospect within due to Prospect Administration:

June 30, 2014	$60
June 30, 2015	60
The following payments were paid from CCPI to Prospect Administration as reimbursement for legal, tax and portfolio level accounting services provided directly to CCPI (no direct income was recognized by Prospect, but Prospect was given credit for these payments as a reduction of the administrative services costs payable by Prospect to Prospect Administration):

Year Ended June 30, 2013	$214
Year Ended June 30, 2014	249
Year Ended June 30, 2015	—
The following amounts were due from CCPI to Prospect for reimbursement of expenses paid by Prospect on behalf of CCPI and were included by Prospect within other receivables:

June 30, 2014	$10
June 30, 2015	—
CP Energy Services Inc.
Prospect owns 100% of the equity of CP Holdings of Delaware LLC (“CP Holdings”), a Consolidated Holding Company. CP Holdings owns 82.3% of the equity of CP Energy Services Inc. (“CP Energy”), and the remaining 17.7% of the equity is owned by CP Energy management. As of June 30, 2014, CP Energy owned directly or indirectly 100% of each of CP Well Testing Services, LLC (f/k/a CP Well Testing Holding Company LLC) (“CP Well Testing”); CP Well Testing, LLC (“CP Well”); Fluid Management Services, Inc. (f/k/a Fluid Management Holdings, Inc.) (“Fluid Management”); Fluid Management Services LLC (f/k/a Fluid Management Holdings LLC); Wright Transport, Inc. (f/k/a Wright Holdings, Inc.); Wright Foster Disposals, LLC; Foster Testing Co., Inc.; ProHaul Transports, LLC; Artexoma Logistics, LLC; and Wright Trucking, Inc. Effective December 31, 2014, CP Energy underwent a corporate reorganization in order to consolidate certain of its wholly-owned subsidiaries. As of June 30, 2015, CP Energy owned directly or indirectly 100% of each of CP Well; Wright Foster Disposals, LLC; Foster Testing Co., Inc.; ProHaul Transports, LLC; and Wright Trucking, Inc. CP Energy provides oilfield flowback services and fluid hauling and disposal services through its subsidiaries.
On October 3, 2012, Prospect initially made a $21,500 senior secured debt investment in CP Well. As part of the transaction, Prospect received $430 of structuring fees from CP Well (which was recognized by Prospect as structuring fee income) and $7 was paid by CP Well to Prospect Administration for legal services provided by attorneys at Prospect Administration.
On August 2, 2013, Prospect invested $94,014 (including 1,918,342 unregistered shares of Prospect common stock at a fair value of $21,006) to support the recapitalization of CP Energy where Prospect acquired a controlling interest in CP Energy.
On August 2, 2013, Prospect invested $12,741 into CP Holdings to purchase 100% of the common stock in CP Holdings. The proceeds were used by CP Holdings to purchase 82.9% of the common stock in CP Energy for $12,135 and pay $606 of legal services provided by attorneys at Prospect Administration.
On August 2, 2013, Prospect made a senior secured debt investment of $58,773 in CP Energy. CP Energy also received $2,505 management co-investment in exchange for 17.1% of CP Energy common stock. Total proceeds received by CP Energy of $73,413 (including the $12,135 of equity financing from CP Holdings mentioned above) were used to purchase 100% of the equity interests in CP Well Testing and Fluid Management for $33,600 and $34,576, respectively. The remaining proceeds were used by CP Energy to pay $1,414 of structuring fees to Prospect (which was recognized by Prospect as structuring fee income) and pay $823 of third-party expenses, with $3,000 retained by CP Energy for working capital.
On August 2, 2013, Prospect made an additional senior secured debt investment of $22,500 in CP Well Testing. Total proceeds received by CP Well Testing of $56,100 (including the $33,600 of equity financing from CP Energy mentioned above) were used to purchase 100% of the equity interests in CP Well for $55,650 and pay $450 of structuring fees to Prospect (which was recognized by Prospect as structuring fee income). After the financing, Prospect received repayment of the $18,991 loan previously outstanding from CP Well.

On October 11, 2013, Prospect made a $746 follow-on investment in CP Holdings to fund equity into CP Energy and made an additional senior secured loan to CP Energy of $5,100. Management invested an additional $154 of equity in CP Energy, and the percentage ownership of CP Energy did not change. Total proceeds of $6,000 were used to purchase flowback equipment and expand the CP Well operations in West Texas.
On December 26, 2013, Prospect made an additional $1,741 follow-on investment in CP Holdings to fund equity into CP Energy and made an additional senior secured loan to CP Energy of $11,900. Management invested an additional $359 of equity in CP Energy, and the percentage ownership of CP Energy did not change. Total proceeds of $14,000 were used to purchase additional equipment.
On April 1, 2014, Prospect made new loans to CP Well (with Foster Testing Co., Inc.; ProHaul Transports, LLC; and Wright Trucking, Inc. as co-borrowers), two first lien loans in the amount of $11,035 and $72,238, and a second lien loan in the amount of $15,000. The proceeds of these loans were used to repay CP Energy’s senior secured term loan and CP Well Testing’s senior secured term loan previously outstanding from Prospect.
On July 1, 2014, Prospect began consolidating CP Holdings. As a result, any transactions between CP Holdings and Prospect are eliminated in consolidation and as such, transactions after July 1, 2014 are not presented below.
During the year ended June 30, 2015, certain members of CP Energy management exercised options to purchase common stock, decreasing our ownership to 82.3%.
The following interest payments were accrued and paid from CP Energy to Prospect and recognized by Prospect as interest income:

Year Ended June 30, 2013	$—
Year Ended June 30, 2014	8,083
Year Ended June 30, 2015	—
The following interest payments were accrued and paid from CP Well Testing to Prospect and recognized by Prospect as interest income:

Year Ended June 30, 2013	$—
Year Ended June 30, 2014	1,657
Year Ended June 30, 2015	—
The following interest payments were accrued and paid from CP Well to Prospect and recognized by Prospect as interest income:

Year Ended June 30, 2013	$—
Year Ended June 30, 2014	4,118
Year Ended June 30, 2015	16,420
Included above, the following payment-in-kind interest from CP Well was capitalized and recognized by Prospect as interest income:

Year Ended June 30, 2013	$—
Year Ended June 30, 2014	—
Year Ended June 30, 2015	2,818
The following interest income recognized had not yet been paid by CP Well to Prospect and was included by Prospect within interest receivable:

June 30, 2014	$45
June 30, 2015	46

The following managerial assistance payments were paid from CP Energy to Prospect and subsequently remitted to Prospect Administration (no income was recognized by Prospect):

Year Ended June 30, 2013	$—
Year Ended June 30, 2014	275
Year Ended June 30, 2015	300
The following managerial assistance payments received by Prospect had not yet been remitted to Prospect Administration and were included by Prospect within due to Prospect Administration:

June 30, 2014	$75
June 30, 2015	75
The following payments were paid from CP Energy to Prospect Administration as reimbursement for legal, tax and portfolio level accounting services provided directly to CP Energy (no direct income was recognized by Prospect, but Prospect was given credit for these payments as a reduction of the administrative services costs payable to Prospect Administration):

Year Ended June 30, 2013	$—
Year Ended June 30, 2014	609
Year Ended June 30, 2015	60
The following amounts were due from CP Energy to Prospect for reimbursement of expenses paid by Prospect on behalf of CP Energy and were included by Prospect within other receivables:

June 30, 2014	$4
June 30, 2015	1
Credit Central Loan Company, LLC
Prospect owns 100% of the equity of Credit Central Holdings of Delaware, LLC (“Credit Central Delaware”), a Consolidated Holding Company. Credit Central Delaware owns 74.93% of the equity of Credit Central Loan Company, LLC (f/k/a Credit Central Holdings, LLC) (“Credit Central”), with entities owned by Credit Central management owning the remaining 25.07% of the equity. Credit Central owns 100% of each of Credit Central, LLC; Credit Central South, LLC; Credit Central of Texas, LLC; and Credit Central of Tennessee, LLC. Credit Central is a branch-based provider of installment loans.
On December 28, 2012, Prospect initially made a $47,663 investment (including the fair value of 897,906 common shares of Prospect for $9,581 on that date, which were included in the purchase cost paid to acquire Credit Central) in Credit Central Delaware, of which $38,082 was a Senior Secured Revolving Credit Facility and $9,581 to purchase the membership interests of Credit Central Delaware. The proceeds were partially utilized to purchase 74.75% of Credit Central’s membership interests for $43,293. The remaining proceeds were used to pay $1,440 of structuring fees from Credit Central Delaware to Prospect (which was recognized by Prospect as structuring fee income), $638 for third party expenses, $292 for legal services provided by attorneys at Prospect Administration and $2,000 was retained by Credit Central Delaware for working capital. On March 28, 2014, Prospect funded an additional $2,500 ($2,125 to the Senior Secured Revolving Credit Facility and $375 to purchase additional membership interests of Credit Central Delaware) which was utilized by Credit Central Delaware to pay a $2,000 dividend to Prospect and $500 was retained by Credit Central Delaware for working capital.
On June 26, 2014, Prospect made a new $36,333 second lien term loan to Credit Central. Credit Central then distributed this amount to Credit Central Delaware as a return of capital which was used to pay down the Senior Secured Revolving Credit Facility from Credit Central Delaware by the same amount. The remaining amount of the Senior Secured Revolving Credit Facility, $3,874, was then converted to additional membership interests in Credit Central Delaware.
On July 1, 2014, Prospect began consolidating Credit Central Delaware. As a result, any transactions between Credit Central Delaware and Prospect are eliminated in consolidation and as such, transactions after July 1, 2014 are not presented below.
During the year ended June 30, 2015, Credit Central redeemed 24,629 shares of its membership interest from former Credit Central employees, decreasing the number of shares outstanding and increasing Prospect’s ownership to 74.93%.

In addition to the repayments noted above, the following amounts were paid from Credit Central to Prospect and recorded by Prospect as repayment of loan receivable:

Year Ended June 30, 2013	$—
Year Ended June 30, 2014	—
Year Ended June 30, 2015	300
The following dividends were declared and paid from Credit Central to Credit Central Delaware and recognized as dividend income by Credit Central Delaware:

Year Ended June 30, 2013	$4,796
Year Ended June 30, 2014	10,431
Year Ended June 30, 2015	—
The following dividends were declared and paid from Credit Central Delaware to Prospect and recognized as dividend income by Prospect:

Year Ended June 30, 2013	$—
Year Ended June 30, 2014	4,841
Year Ended June 30, 2015	N/A
During the year ended June 30, 2015, Prospect reclassified $159 of return of capital received from Credit Central Delaware in the year ended June 30, 2014 as dividend income.
All dividends were paid from earnings and profits of Credit Central and Credit Central Delaware.
The following interest payments were accrued and paid from Credit Central Delaware to Prospect and recognized by Prospect as interest income:

Year Ended June 30, 2013	$3,893
Year Ended June 30, 2014	7,744
Year Ended June 30, 2015	N/A
The following interest payments were accrued and paid from Credit Central to Prospect and recognized by Prospect as interest income:

Year Ended June 30, 2013	$—
Year Ended June 30, 2014	101
Year Ended June 30, 2015	7,375
Included above, the following payment-in-kind interest from Credit Central was capitalized and recognized by Prospect as interest income:

Year Ended June 30, 2013	$—
Year Ended June 30, 2014	—
Year Ended June 30, 2015	300
The following interest income recognized had not yet been paid by Credit Central to Prospect and was included by Prospect within interest receivable:

June 30, 2014	$20
June 30, 2015	20

The following royalty payments were paid from Credit Central Delaware to Prospect and recognized by Prospect as other income:

Year Ended June 30, 2013	$240
Year Ended June 30, 2014	521
Year Ended June 30, 2015	N/A
The following royalty payments were paid from Credit Central to Prospect and recognized by Prospect as other income:

Year Ended June 30, 2013	$—
Year Ended June 30, 2014	—
Year Ended June 30, 2015	1,220
The following managerial assistance payments were paid from Credit Central to Prospect and subsequently remitted to Prospect Administration (no income was recognized by Prospect):

Year Ended June 30, 2013	$350
Year Ended June 30, 2014	700
Year Ended June 30, 2015	700
The following managerial assistance payments received by Prospect had not yet been remitted to Prospect Administration and were included by Prospect within due to Prospect Administration:

June 30, 2014	$175
June 30, 2015	175
The following payments were paid from Credit Central to Prospect Administration as reimbursement for legal, tax and portfolio level accounting services provided directly to Credit Central (no direct income was recognized by Prospect, but Prospect was given credit for these payments as a reduction of the administrative services costs payable to Prospect Administration):

Year Ended June 30, 2013	$292
Year Ended June 30, 2014	131
Year Ended June 30, 2015	—
The following amounts were due to Credit Central from Prospect for reimbursement of expenses paid by Credit Central on behalf of Prospect and were included by Prospect within other liabilities:

June 30, 2014	$38
June 30, 2015	27
Echelon Aviation LLC
Prospect owns 99.02% of the membership interests of Echelon Aviation LLC (“Echelon”). Echelon owns 60.7% of the equity of AerLift Leasing Limited (“AerLift”).
On March 31, 2014, Prospect initially made a $92,628 investment in Echelon, of which $78,521 was a Senior Secured Revolving Credit Facility and $14,107 to purchase 100% of the membership interests of Echelon. The proceeds were partially utilized to purchase 60.7% of AerLift’s membership interests for $83,657. The remaining proceeds were used to pay $2,771 of structuring fees from Echelon to Prospect (which was recognized by Prospect as structuring fee income), $540 for third party expenses, $664 for legal and tax services provided by Prospect Administration and $4,996 was retained by Echelon for working capital.
During the year ended June 30, 2014, Echelon issued 57,779.44 Class B shares to the company’s President, decreasing Prospect’s ownership to 99.49%.
On July 1, 2014, Prospect sold a $400 participation in the Senior Secured Revolving Credit Facility, equal to 0.51% of the outstanding principal amount on that date.
On September 15, 2014, Echelon made an optional partial prepayment of $37,313 of the Senior Secured Revolving Credit Facility outstanding.

On September 30, 2014, Prospect made an additional $5,800 investment in the membership interests of Echelon.
During the year ended June 30, 2015, Echelon issued 54,482.06 Class B shares to the company’s President, decreasing Prospect’s ownership to 99.02%.
The following interest payments were accrued and paid from Echelon to Prospect and recognized by Prospect as interest income:

Year Ended June 30, 2013	$—
Year Ended June 30, 2014	2,809
Year Ended June 30, 2015	6,895
The following interest income recognized had not yet been paid by Echelon to Prospect and was included by Prospect within interest receivable:

June 30, 2014	$2,809
June 30, 2015	2,412
The following managerial assistance payments were paid from Echelon to Prospect and subsequently remitted to Prospect Administration (no income was recognized by Prospect):

Year Ended June 30, 2013	$—
Year Ended June 30, 2014	—
Year Ended June 30, 2015	313
The following managerial assistance payments received by Prospect had not yet been remitted to Prospect Administration and were included by Prospect within due to Prospect Administration:

June 30, 2014	$—
June 30, 2015	63
The following managerial assistance recognized had not yet been paid by Echelon to Prospect and was included by Prospect within other receivables and due to Prospect Administration:

June 30, 2014	$63
June 30, 2015	—
The following payments were paid from Echelon to Prospect Administration as reimbursement for legal, tax and portfolio level accounting services provided directly to Echelon (no direct income was recognized by Prospect, but Prospect was given credit for these payments as a reduction of the administrative services costs payable by Prospect to Prospect Administration):

Year Ended June 30, 2013	$—
Year Ended June 30, 2014	664
Year Ended June 30, 2015	211
The following amounts were due from Echelon to Prospect for reimbursement of expenses paid by Prospect on behalf of Echelon and were included by Prospect within other receivables:

June 30, 2014	$78
June 30, 2015	30
Edmentum Ultimate Holdings, LLC
Prospect owns 37.1% of the equity of Edmentum Ultimate Holdings, LLC (“Edmentum Holdings”). Edmentum Holdings owns 100% of the equity of Edmentum, Inc. (“Edmentum”). Edmentum is the largest all subscription based, software as a service provider of online curriculum and assessments to the U.S. education market. Edmentum provides high-value, comprehensive online solutions that support educators to successfully transition learners from one stage to the next.
On May 17, 2012, Prospect initially made a $50,000 second lien term loan to Edmentum.

On June 9, 2015, Prospect provided additional debt and equity financing to support the recapitalization of Edmentum. As part of the recapitalization, Prospect exchanged 100% of the $50,000 second lien term loan previously outstanding for $26,365 of junior PIK notes and 370,964.14 Class A common units representing 37.1% equity ownership in Edmentum Holdings. In addition, Prospect invested $5,875 in senior PIK notes and committed $7,834 as part of a second lien revolving credit facility, of which $4,896 was funded at closing. On June 9, 2015, we determined that the impairment of Edmentum was other-than-temporary and recorded a realized loss of $22,116 for the amount that the amortized cost exceeded the fair value, reducing the amortized cost to $37,216.
Energy Solutions Holdings Inc.
Prospect owns 100% of the equity of Energy Solutions Holdings Inc. (f/k/a Gas Solutions Holdings Inc.) (“Energy Solutions”), a Consolidated Holding Company. Energy Solutions owns 100% of each of Change Clean Energy Company, LLC (f/k/a Change Clean Energy Holdings, LLC) (“Change Clean”); Freedom Marine Solutions, LLC (f/k/a Freedom Marine Services Holdings, LLC) (“Freedom Marine”); and Yatesville Coal Company, LLC (f/k/a Yatesville Coal Holdings, LLC) (“Yatesville”). Change Clean owns 100% of each of Change Clean Energy, LLC and Down East Power Company, LLC, and 50.1% of BioChips LLC. Freedom Marine owns 100% of each of Vessel Company, LLC (f/k/a Vessel Holdings, LLC) (“Vessel”); Vessel Company II, LLC (f/k/a Vessel Holdings II, LLC) (“Vessel II”); and Vessel Company III, LLC (f/k/a Vessel Holdings III, LLC) (“Vessel III”). Yatesville owns 100% of North Fork Collieries, LLC.
Energy Solutions owns interests in companies operating in the energy sector. These include companies operating offshore supply vessels, ownership of a non-operating biomass electrical generation plant and several coal mines. Energy Solutions subsidiaries formerly owned interests in gathering and processing business in east Texas. As of July 1, 2011, the cost basis of Prospect’s investment in Energy Solutions, including debt and equity, was $42,003.
In December 2011, Prospect completed a reorganization of Gas Solutions Holdings Inc. renaming the company Energy Solutions and transferring ownership of other operating companies owned by Prospect and operating within the energy industry. As part of the reorganization, Prospect transferred its debt and equity interests with cost basis of $2,540 in Change Clean Energy Holdings, Inc. and Change Clean Energy, Inc. to Change Clean; $12,504 in Freedom Marine Holdings, Inc. to Freedom Marine; and $1,449 of Yatesville Coal Holdings, Inc. to Yatesville. Each of these entities is wholly owned (directly or indirectly) by Energy Solutions. On December 28, 2011, Prospect made a follow-on $1,250 equity investment in Energy Solutions and a $3,500 debt investment in Vessel.
On January 4, 2012, Energy Solutions sold its gas gathering and processing assets held in Gas Solutions II Ltd. (“Gas Solutions”) for a potential sale price of $199,805, adjusted for the final working capital settlement, including a potential earn-out of $28,000 that may be paid based on the future performance of Gas Solutions. After expenses, including structuring fees of $9,966 paid to Prospect, and $3,152 of third-party expenses, Gas Solutions LP LLC and Gas Solutions GP LLC, subsidiaries of Gas Solutions, received $157,100 and $1,587 in cash, respectively, and subsequently distributed these amounts, $158,687 in total, to Energy Solutions. The sale of Gas Solutions by Energy Solutions resulted in significant earnings and profits, as defined by the Code, at Energy Solutions for calendar year 2012. In accordance with ASC 946, the distributions Prospect received from Energy Solutions during calendar year 2012 were required to be recognized as dividend income, as there were current year earnings and profits sufficient to support such recognition. As a result, we recognized dividends of $53,820 from Energy Solutions during the year ended June 30, 2013. No such dividends were received from Energy Solutions during the year ended June 30, 2014.
During the year ended June 30, 2013, Energy Solutions repaid $28,500 of senior and subordinated secured debt due to Prospect. In addition to the repayment of principal, Prospect received $19,543 of make-whole fees for early repayment of the outstanding loan receivables, which was recorded as additional interest income during the year ended June 30, 2013.
On November 25, 2013, Prospect restructured its investment in Freedom Marine. The $12,504 subordinated secured loan to Jettco Marine Services, LLC, a subsidiary of Freedom Marine, was replaced with a senior secured note to Vessel II. On December 3, 2013, Prospect made a $16,000 senior secured investment in Vessel III. Overall, the restructuring of Prospect’s investment in Freedom Marine provided approximately $16,000 net new senior secured debt financing to support the acquisition of two new vessels. Prospect received $2,480 of structuring fees from Energy Solutions related to the Freedom Marine restructuring which was recognized as other income.
During the year ended June 30, 2014, Energy Solutions repaid the remaining $8,500 of the subordinated secured debt due to Prospect. In addition to the repayment of principal, Prospect received $4,812 of make-whole fees for early repayment of the outstanding loan receivables, which was recorded as additional interest income during the year ended June 30, 2014.
On November 28, 2012 and January 1, 2014, Prospect received $475 and $25 of litigation settlement proceeds related to Change Clean and recorded a reduction in its equity investment cost basis for Energy Solutions, respectively.

On June 4, 2014, Gas Solutions GP LLC and Gas Solutions LP LLC merged with and into Freedom Marine, with Freedom Marine as the surviving entity.
On July 1, 2014, Prospect began consolidating Energy Solutions. As a result, any transactions between Energy Solutions and Prospect are eliminated in consolidation and as such, transactions after July 1, 2014 are not presented below. Transactions between Prospect and Freedom Marine are separately discussed below under “Freedom Marine Solutions, LLC.”
During the three months ended December 31, 2014, Prospect determined that the impairments of Change Clean and Yatesville were other-than-temporary and recorded a realized loss of $1,449, reducing the amortized cost to zero.
The following interest payments, including prepayment penalty fees, were accrued and paid from Energy Solutions to Prospect and recognized by Prospect as interest income:

Year Ended June 30, 2013	$24,172
Year Ended June 30, 2014	5,368
Year Ended June 30, 2015	N/A
The following managerial assistance payments were paid from Energy Solutions to Prospect and subsequently remitted to Prospect Administration (no income was recognized by Prospect):

Year Ended June 30, 2013	$180
Year Ended June 30, 2014	180
Year Ended June 30, 2015	N/A
The following managerial assistance payments received by Prospect had not yet been remitted to Prospect Administration and were included by Prospect within due to Prospect Administration:

June 30, 2014	$45
June 30, 2015	N/A
The following payments were paid from Energy Solutions to Prospect Administration as reimbursement for legal, tax and portfolio level accounting services provided directly to Energy Solutions (no direct income was recognized by Prospect, but Prospect was given credit for these payments as a reduction of the administrative services costs payable by Prospect to Prospect Administration):

Year Ended June 30, 2013	$118
Year Ended June 30, 2014	—
Year Ended June 30, 2015	N/A
First Tower Finance Company LLC
Prospect owns 100% of the equity of First Tower Holdings of Delaware LLC (“First Tower Delaware”), a Consolidated Holding Company. First Tower Delaware owns 80.1% of First Tower Finance Company LLC (f/k/a First Tower Holdings LLC) (“First Tower Finance”). First Tower Finance owns 100% of First Tower, LLC (“First Tower”), a multiline specialty finance company.
On June 15, 2012, Prospect made a $287,953 investment (including 14,518,207 common shares of Prospect at a fair value of $160,571) in First Tower Delaware, of which $244,760 was a Senior Secured Revolving Credit Facility and $43,193 of membership interest in First Tower Delaware. The proceeds were utilized by First Tower Delaware to purchase 80.1% of the membership interests in First Tower Finance for $282,968. The remaining proceeds at First Tower Delaware were used to pay $4,038 of structuring fees from First Tower Delaware to Prospect (which was recognized by Prospect as structuring fee income), $940 of legal services provided by attorneys at Prospect Administration, and $7 of third party expenses. Prospect received an additional $4,038 of structuring fees from First Tower (which was recognized by Prospect as structuring fee income). Management purchased the additional 19.9% of First Tower Finance common stock for $70,300. The combined proceeds received by First Tower Finance of $353,268 ($282,968 equity financing from First Tower Delaware mentioned above and $70,300 equity financing from management) were used to purchase 100% of the common stock of First Tower for $338,042, pay $11,188 of third-party expenses and $4,038 of structuring fees from First Tower mentioned above (which was recognized by Prospect as structuring fee income).

On October 18, 2012, Prospect made an additional $20,000 investment through the Senior Secured Revolving Credit Facility, $12,008 of which was invested by First Tower Delaware in First Tower Finance as equity and $7,992 of which was retained by First Tower Delaware as working capital. On December 30, 2013, Prospect funded an additional $10,000 into First Tower Delaware, $8,500 through the Senior Secured Revolving Credit Facility and $1,500 through the purchase of additional membership interests in First Tower Delaware. $8,000 of the proceeds were utilized by First Tower Delaware to pay structuring fees to Prospect for the renegotiation and expansion of First Tower’s third-party revolver, and $2,000 of the proceeds were retained by First Tower Delaware for working capital.
On June 24, 2014, Prospect made a new $251,246 second lien term loan to First Tower. First Tower distributed this amount to First Tower Finance, which distributed this amount to First Tower Delaware as a return of capital. First Tower Delaware used the distribution to partially pay down the Senior Secured Revolving Credit Facility. The remaining $23,712 of the Senior Secured Revolving Credit Facility was then converted to additional membership interests held by Prospect in First Tower Delaware.
On July 1, 2014, Prospect began consolidating First Tower Delaware. As a result, any transactions between First Tower Delaware and Prospect are eliminated in consolidation and as such, transactions after July 1, 2014 are not presented below.
The following cash distributions were declared and paid from First Tower Finance to First Tower Delaware and recognized as a return of capital by First Tower Delaware:

Year Ended June 30, 2013	$31,918
Year Ended June 30, 2014	14,912
Year Ended June 30, 2015	—
The following dividends were declared and paid from First Tower Finance to First Tower Delaware and recognized as dividend income by First Tower Delaware:

Year Ended June 30, 2013	$54,035
Year Ended June 30, 2014	36,064
Year Ended June 30, 2015	—
During the year ended June 30, 2015, Prospect reclassified $1,929 of return of capital received from First Tower Finance in prior periods as dividend income.
All dividends were paid from earnings and profits of First Tower Finance.
The following interest payments were accrued and paid from First Tower Delaware to Prospect and recognized by Prospect as interest income:

Year Ended June 30, 2013	$52,476
Year Ended June 30, 2014	53,489
Year Ended June 30, 2015	N/A
Included above, the following payment-in-kind interest from First Tower Delaware was capitalized and recognized by Prospect as interest income:

Year Ended June 30, 2013	$—
Year Ended June 30, 2014	1,698
Year Ended June 30, 2015	N/A
The following interest payments were accrued and paid from First Tower to Prospect and recognized by Prospect as interest income:

Year Ended June 30, 2013	$—
Year Ended June 30, 2014	831
Year Ended June 30, 2015	52,900

Included above, the following payment-in-kind interest from First Tower was capitalized and recognized by Prospect as interest income:

Year Ended June 30, 2013	$—
Year Ended June 30, 2014	—
Year Ended June 30, 2015	332
The following interest income recognized had not yet been paid by First Tower to Prospect and was included by Prospect within interest receivable:

June 30, 2014	$119
June 30, 2015	4,612
The following royalty payments were paid from First Tower Delaware to Prospect and recognized by Prospect as other income:

Year Ended June 30, 2013	$2,426
Year Ended June 30, 2014	2,560
Year Ended June 30, 2015	N/A
The following managerial assistance payments were paid from First Tower Delaware to Prospect and subsequently remitted to Prospect Administration (no income was recognized by Prospect):

Year Ended June 30, 2013	$2,520
Year Ended June 30, 2014	2,400
Year Ended June 30, 2015	N/A
At June 30, 2014, $600 of managerial assistance received by Prospect had not yet been remitted to Prospect Administration and was included by Prospect within due to Prospect Administration.
The following managerial assistance payments were accrued and paid from First Tower Delaware to Prospect Administration and recognized by Prospect as an expense:

Year Ended June 30, 2013	$—
Year Ended June 30, 2014	—
Year Ended June 30, 2015	2,400
At June 30, 2015, $600 of managerial assistance recognized had not yet been paid by First Tower Delaware to Prospect Administration and was included by Prospect within due to Prospect Administration.
The following payments were paid from First Tower Delaware to Prospect Administration as reimbursement for legal, tax and portfolio level accounting services provided directly to First Tower Delaware (no direct income was recognized by Prospect, but Prospect was given credit for these payments as a reduction of the administrative services costs payable by Prospect to Prospect Administration):

Year Ended June 30, 2013	$4
Year Ended June 30, 2014	243
Year Ended June 30, 2015	N/A
The following amounts were due from First Tower to Prospect for reimbursement of expenses paid by Prospect on behalf of First Tower and were included by Prospect within other receivables:

June 30, 2014	$37
June 30, 2015	20

Freedom Marine Solutions, LLC
As discussed above, Prospect owns 100% of the equity of Energy Solutions, a Consolidated Holding Company. Energy Solutions owns 100% of Freedom Marine. Freedom Marine owns 100% of each of Vessel, Vessel II, and Vessel III.
As of July 1, 2014, the cost basis of Prospect’s total debt and equity investment in Freedom Marine was $39,811, which consisted of the following: $3,500 senior secured note to Vessel; $12,504 senior secured note to Vessel II; $16,000 senior secured note to Vessel III; and $7,807 of equity.
On December 29, 2014, Freedom Marine reached a settlement for and received $5,174, net of third party obligations, related to the contingent earn-out from the sale of Gas Solutions in January 2012 which was retained by Freedom Marine. This is a final settlement and no further payments are expected from the sale. (See “Energy Solutions Holdings Inc.” above for more information related to the sale of Gas Solutions.)
The following interest payments were accrued and paid from Vessel to Prospect and recognized by Prospect as interest income:

Year Ended June 30, 2013	$637
Year Ended June 30, 2014	641
Year Ended June 30, 2015	639
The following interest income recognized had not yet been paid by Vessel to Prospect and was included by Prospect within interest receivable:

June 30, 2014	$2
June 30, 2015	2
The following interest payments were accrued and paid from Vessel II to Prospect and recognized by Prospect as interest income:

Year Ended June 30, 2013	$—
Year Ended June 30, 2014	1,023
Year Ended June 30, 2015	1,713
The following interest income recognized had not yet been paid by Vessel II to Prospect and was included by Prospect within interest receivable:

June 30, 2014	$5
June 30, 2015	5
The following interest payments were accrued and paid from Vessel III to Prospect and recognized by Prospect as interest income:

Year Ended June 30, 2013	$—
Year Ended June 30, 2014	1,213
Year Ended June 30, 2015	2,109
The following interest income recognized had not yet been paid by Vessel III to Prospect and was included by Prospect within interest receivable:

June 30, 2014	$6
June 30, 2015	6
The following managerial assistance payments were paid from Freedom Marine to Prospect and subsequently remitted to Prospect Administration (no income was recognized by Prospect):

Year Ended June 30, 2013	$—
Year Ended June 30, 2014	—
Year Ended June 30, 2015	300

The following managerial assistance payments received by Prospect had not yet been remitted to Prospect Administration and were included by Prospect within due to Prospect Administration:

June 30, 2014	$—
June 30, 2015	75
The following payments were paid from Freedom Marine to Prospect Administration as reimbursement for legal, tax and portfolio level accounting services provided directly to Freedom Marine (no direct income was recognized by Prospect, but Prospect was given credit for these payments as a reduction of the administrative services costs payable by Prospect to Prospect Administration):

Year Ended June 30, 2013	$1
Year Ended June 30, 2014	38
Year Ended June 30, 2015	115
The following amounts were due from Freedom Marine to Prospect for reimbursement of expenses paid by Prospect on behalf of Freedom Marine and were included by Prospect within other receivables:

June 30, 2014	$1
June 30, 2015	3
Gulf Coast Machine & Supply Company
Prospect owns 100% of the preferred equity of Gulf Coast Machine & Supply Company (“Gulf Coast”). Gulf Coast is a provider of value-added forging solutions to energy and industrial end markets.
On October 12, 2012, Prospect initially made a $42,000 first lien term loan to Gulf Coast, of which $840 was used to pay structuring fees from Gulf Coast to Prospect (which was recognized by Prospect as structuring fee income). During the year ended June 30, 2013, Gulf Coast repaid $787 of the first lien term loan.
Between July 1, 2013 and November 8, 2013, Gulf Coast repaid $263 of the first lien term loan, leaving a balance of $40,950. On November 8, 2013, Gulf Coast issued $25,950 of convertible preferred stock to Prospect (representing 99.9% of the voting securities of Gulf Coast) in exchange for crediting the same amount to the first lien term loan previously outstanding, leaving a first lien loan balance of $15,000. Prior to this conversion, Prospect was just a lender to Gulf Coast and the investment was not a controlled investment. On November 29, 2013 and December 16, 2013, Prospect provided an additional $1,000 and $1,500, respectively, to fund working capital needs, increasing the first lien loan balance to $17,500.
During the year ended June 30, 2015, Prospect made an additional $8,500 investment in the first lien term loan to Gulf Coast to fund capital improvements to key forging equipment and other liquidity needs.
The following interest payments were accrued and paid from Gulf Coast to Prospect and recognized by Prospect as interest income:

Year Ended June 30, 2013	$—
Year Ended June 30, 2014	1,449
Year Ended June 30, 2015	1,370
The following interest income recognized had not yet been paid by Gulf Coast to Prospect and was included by Prospect within interest receivable:

June 30, 2014	$6
June 30, 2015	—
The following amounts were due from Gulf Coast to Prospect for reimbursement of expenses paid by Prospect on behalf of Gulf Coast and were included by Prospect within other receivables:

June 30, 2014	$342
June 30, 2015	1

Harbortouch Payments, LLC
Prospect owns 100% of the equity of Harbortouch Holdings of Delaware Inc. (“Harbortouch Delaware”), a Consolidated Holding Company. Harbortouch Delaware owns 100% of the Class C voting units of Harbortouch Payments, LLC (“Harbortouch”), which provide for a 53.5% residual profits allocation. Harbortouch management owns 100% of the Class B and D voting units of Harbortouch, which provide for a 46.5% residual profits allocation. Harbortouch owns 100% of Credit Card Processing USA, LLC. Harbortouch is a provider of transaction processing services and point-of sale equipment used by merchants across the United States.
On March 31, 2014, Prospect made a $147,898 investment (including 2,306,294 common shares of Prospect at a fair value of $24,908) in Harbortouch Delaware. Of this amount, $123,000 was loaned in exchanged for a subordinated note and $24,898 was an equity contribution. Harbortouch Delaware utilized $137,972 to purchase 100% of the Harbortouch Class A voting preferred units which provided an 11% preferred return and a 53.5% interest in the residual profits. Harbortouch Delaware used the remaining proceeds to pay $4,920 of structuring fees to Prospect (which was recognized by Prospect as structuring fee income), $1,761 for legal services provided by attorneys at Prospect Administration and $3,245 was retained by Harbortouch Delaware for working capital. Additionally, on March 31, 2014, Prospect provided Harbortouch a senior secured loan of $130,796. Prospect received a structuring fee of $2,616 from Harbortouch (which was recognized by Prospect as structuring fee income).
On April 1, 2014, Prospect made a new $137,226 senior secured term loan to Harbortouch. Harbortouch then distributed this amount to Harbortouch Delaware as a return of capital which was used to pay down the $123,000 senior secured note from Harbortouch Delaware to Prospect. The remaining $14,226 was distributed to Prospect as a return of capital of Prospect’s equity investment in Harbortouch Delaware.
On July 1, 2014, Prospect began consolidating Harbortouch Delaware. As a result, any transactions between Harbortouch Delaware and Prospect are eliminated in consolidation and as such, transactions after July 1, 2014 are not presented below.
On September 30, 2014, Prospect made a new $26,431 senior secured term loan to Harbortouch to support an acquisition. As part of the transaction, Prospect received $529 of structuring fees (which was recognized by Prospect as structuring fee income) and $50 of amendment fees (which was recognized by Prospect as amendment fee income).
On December 19, 2014, Prospect made an additional $1,291 equity investment in Harbortouch Class C voting units. This amount was deferred consideration stipulated in the original agreement.
In addition to the repayments noted above, the following amounts were paid from Harbortouch to Prospect and recorded by Prospect as repayment of loan receivable:

Year Ended June 30, 2013	$—
Year Ended June 30, 2014	—
Year Ended June 30, 2015	5,371
The following cash distributions were declared and paid from Harbortouch to Harbortouch Holdings and recognized as a return of capital by Harbortouch Holdings:

Year Ended June 30, 2013	$—
Year Ended June 30, 2014	—
Year Ended June 30, 2015	55
The following interest payments were accrued and paid from Harbortouch Delaware to Prospect and recognized by Prospect as interest income:

Year Ended June 30, 2013	$—
Year Ended June 30, 2014	55
Year Ended June 30, 2015	N/A

The following interest payments were accrued and paid from Harbortouch to Prospect and recognized by Prospect as interest income:

Year Ended June 30, 2013	$—
Year Ended June 30, 2014	6,824
Year Ended June 30, 2015	29,834
Included above, the following payment-in-kind interest from Harbortouch was capitalized and recognized by Prospect as interest income:

Year Ended June 30, 2013	$—
Year Ended June 30, 2014	—
Year Ended June 30, 2015	7,652
The following interest income recognized had not yet been paid by Harbortouch to Prospect and was included by Prospect within interest receivable:

June 30, 2014	$1,962
June 30, 2015	2,077
The following managerial assistance payments were paid from Harbortouch to Prospect and subsequently remitted to Prospect Administration (no income was recognized by Prospect):

Year Ended June 30, 2013	$—
Year Ended June 30, 2014	125
Year Ended June 30, 2015	500
The following managerial assistance payments received by Prospect had not yet been remitted to Prospect Administration and were included by Prospect within due to Prospect Administration:

June 30, 2014	$125
June 30, 2015	125
The following payments were paid from Harbortouch to Prospect Administration as reimbursement for legal, tax and portfolio level accounting services provided directly to Harbortouch (no direct income was recognized by Prospect, but Prospect was given credit for these payments as a reduction of the administrative services costs payable by Prospect to Prospect Administration):

Year Ended June 30, 2013	$—
Year Ended June 30, 2014	1,761
Year Ended June 30, 2015	46
Manx Energy, Inc.
As of June 30, 2014, Prospect owned 41% of the equity of Manx Energy, Inc. (“Manx”). Manx was formed on January 19, 2010 for the purpose of rolling up the assets of existing Prospect portfolio companies, Coalbed, LLC (“Coalbed”), Appalachian Energy LLC (f/k/a Appalachian Energy Holdings, LLC) (“AEH”) and Kinley Exploration LLC. The three companies were combined under new common management.
On January 19, 2010, Prospect made a $2,800 investment at closing to Manx to provide for working capital. On the same date, Prospect exchanged $2,100 and $4,500 of the loans to AEH and Coalbed, respectively, for Manx preferred equity, and Prospect’s AEH equity interest was converted into Manx common stock. There was no change to fair value at the time of restructuring, and Prospect continued to fully reserve any income accrued for Manx. On October 15, 2010 and May 26, 2011, Prospect increased its loan to Manx in the amount of $500 and $250, respectively, to provide additional working capital. As of June 30, 2011, the cost basis of Prospect’s investment in Manx, including debt and equity, was $19,019.

On June 30, 2012, AEH and Coalbed loans held by Manx with a cost basis of $7,991 were removed from Manx and contributed by Prospect to Wolf Energy Holdings Inc., a separate holding company wholly owned by Prospect. During the three months ended June 30, 2013, Prospect determined that the impairment of Manx was other-than-temporary and recorded a realized loss of $9,397 for the amount that the amortized cost exceeded the fair value, reducing the amortized cost to $500. During the year ended June 30, 2014, Manx repaid $450 of the senior secured note. During the three months ended December 31, 2014, Manx was dissolved and Prospect recorded a realized loss of $50, reducing the amortized cost to zero.
MITY, Inc.
Prospect owns 100% of the equity of MITY Holdings of Delaware Inc. (“MITY Delaware”), a Consolidated Holding Company. MITY Delaware holds 94.99% of the equity of MITY, Inc. (f/k/a MITY Enterprises, Inc.) (“MITY”), with management of MITY owning the remaining 5.01% of the equity of MITY. MITY owns 100% of each of MITY-Lite, Inc. (“MITY-Lite”); Broda USA, Inc. (f/k/a Broda Enterprises USA, Inc.) (“Broda USA”); and Broda Enterprises ULC (“Broda Canada”). MITY is a designer, manufacturer and seller of multipurpose room furniture and specialty healthcare seating products.
On September 19, 2013, Prospect made a $29,735 investment in MITY Delaware, of which $22,792 was a senior secured debt to MITY Delaware and $6,943 was a capital contribution to the equity of MITY Delaware. The proceeds were partially utilized to purchase 97.7% of MITY common stock for $21,027. The remaining proceeds were used to issue a $7,200 note from Broda Canada to MITY Delaware, pay $684 of structuring fees from MITY Delaware to Prospect (which was recognized by Prospect as structuring fee income), $311 for legal services provided by attorneys employed by Prospect Administration and $513 was retained by MITY Delaware for working capital.
On September 19, 2013, Prospect made an additional $18,250 senior secured debt investment in MITY. The proceeds were used to repay existing third-party indebtedness, pay $365 of structuring fees from MITY to Prospect (which was recognized by Prospect as structuring fee income), pay $1,143 of third party expenses and $2,580 was retained by MITY for working capital. Members of management of MITY purchased additional shares of common stock of MITY, reducing MITY Delaware’s ownership to 94.99%. MITY, MITY-Lite and Broda USA are joint borrowers on the senior secured debt of MITY.
On June 23, 2014, Prospect made a new $15,769 debt investment in MITY and MITY distributed proceeds to MITY Delaware as a return of capital. MITY Delaware used this distribution to pay down the senior secured debt of MITY Delaware to Prospect by the same amount. The remaining amount of the senior secured debt due from MITY Delaware to Prospect, $7,200, was then contributed to the capital of MITY Delaware. On June 23, 2014, Prospect also extended a new $7,500 senior secured revolving facility to MITY, which was unfunded at closing.
On July 1, 2014, Prospect began consolidating MITY Delaware. As a result, any transactions between MITY Delaware and Prospect are eliminated in consolidation and as such, transactions after July 1, 2014 are not presented below.
During the year ended June 30, 2015, Prospect funded $2,500 of MITY’s senior secured revolving facility, which MITY fully repaid during that time.
The following cash distributions were declared and paid from MITY to MITY Delaware and recognized as a return of capital by MITY Delaware:

Year Ended June 30, 2013	$—
Year Ended June 30, 2014	884
Year Ended June 30, 2015	—
The following dividends were declared and paid from MITY to MITY Delaware and recognized as dividend income by MITY Delaware:

Year Ended June 30, 2013	$—
Year Ended June 30, 2014	861
Year Ended June 30, 2015	—
All dividends were paid from earnings and profits of MITY.

The following interest payments were accrued and paid from MITY Delaware to Prospect and recognized by Prospect as interest income:

Year Ended June 30, 2013	$—
Year Ended June 30, 2014	3,177
Year Ended June 30, 2015	N/A
Included above, the following payment-in-kind interest from MITY Delaware was capitalized and recognized by Prospect as interest income:

Year Ended June 30, 2013	$—
Year Ended June 30, 2014	177
Year Ended June 30, 2015	N/A
The following interest payments were accrued and paid from MITY to Prospect and recognized by Prospect as interest income:

Year Ended June 30, 2013	$—
Year Ended June 30, 2014	1,516
Year Ended June 30, 2015	5,146
Included above, the following payment-in-kind interest from MITY was capitalized and recognized by Prospect as interest income:

Year Ended June 30, 2013	$—
Year Ended June 30, 2014	—
Year Ended June 30, 2015	532
The following interest income recognized had not yet been paid by MITY to Prospect and was included by Prospect within interest receivable:

June 30, 2014	$14
June 30, 2015	14
The following interest payments were accrued and paid from Broda Canada to MITY Delaware and recognized by Prospect as interest income:

Year Ended June 30, 2013	$—
Year Ended June 30, 2014	—
Year Ended June 30, 2015	637
During the year ended June 30, 2015, there was an unfavorable fluctuation in the foreign currency exchange rate and MITY Delaware recognized $5 of realized loss related to its investment in Broda Canada.
The following managerial assistance payments were paid from MITY to Prospect and subsequently remitted to Prospect Administration (no income was recognized by Prospect):

Year Ended June 30, 2013	$—
Year Ended June 30, 2014	225
Year Ended June 30, 2015	310
The following managerial assistance payments received by Prospect had not yet been remitted to Prospect Administration and were included by Prospect within due to Prospect Administration:

June 30, 2014	$75
June 30, 2015	75

The following managerial assistance recognized had not yet been paid by MITY to Prospect and was included by Prospect within other receivables and due to Prospect Administration:

June 30, 2014	$10
June 30, 2015	—
The following payments were paid from MITY to Prospect Administration as reimbursement for legal, tax and portfolio level accounting services provided directly to MITY (no direct income was recognized by Prospect, but Prospect was given credit for these payments as a reduction of the administrative services costs payable by Prospect to Prospect Administration):

Year Ended June 30, 2013	$—
Year Ended June 30, 2014	495
Year Ended June 30, 2015	121
The following amounts were due to MITY from Prospect for reimbursement of expenses paid by MITY on behalf of Prospect and were included within other liabilities:

June 30, 2014	$5
June 30, 2015	1
National Property REIT Corp.
Prospect owns 100% of the equity of NPH Property Holdings, LLC (“NPH”), a Consolidated Holding Company. NPH owns 100% of the common equity of National Property REIT Corp. (f/k/a National Property Holdings Corp.) (“NPRC”). NPRC is a Maryland corporation and a qualified REIT for federal income tax purposes. In order to qualify as a REIT, NPRC issued 125 shares of Series A Cumulative Non-Voting Preferred Stock to 125 accredited investors. The preferred stockholders are entitled to receive cumulative dividends semi-annually at an annual rate of 12.5% and do not have the ability to participate in the management or operation of NPRC.
NPRC was formed to hold for investment, operate, finance, lease, manage, and sell a portfolio of real estate assets and engage in any and all other activities as may be necessary, incidental or convenient to carry out the foregoing. NPRC acquires real estate assets, including, but not limited to, industrial, commercial, and multi-family properties. NPRC may acquire real estate assets directly or through joint ventures by making a majority equity investment in a property-owning entity (the “JV”). Additionally, through its wholly-owned subsidiaries, NPRC invests in online consumer loans.
On December 31, 2013, APRC distributed its majority interests in five JVs holding real estate assets to APH. APH then distributed these JV interests to Prospect in a transaction characterized as a return of capital. Prospect, on the same day, contributed certain of these JV interests to NPH and the remainder to UPH (each wholly-owned subsidiaries of Prospect). Each of NPH and UPH immediately thereafter contributed these JV interests to NPRC and UPRC, respectively. The total investments in the JVs transferred to NPH and from NPH to NPRC consisted of $79,309 and $16,315 of debt and equity financing, respectively. There was no material gain or loss realized on these transactions.
On December 31, 2013, Prospect made a $10,620 investment in NPH, of which $8,800 was a Senior Term Loan and $1,820 was used to purchase additional membership interests of NPH. The proceeds were utilized by NPH to purchase additional NPRC common equity for $10,620. The proceeds were utilized by NPRC to purchase a 93.0% ownership interest in APH Carroll Bartram Park, LLC for $10,288 and to pay $113 of structuring fees to Prospect (which was recognized by Prospect as structuring fee income), with $219 retained by NPRC for working capital. The JV was purchased for $38,000 which included debt financing and minority interest of $28,500 and $774, respectively. The remaining proceeds were used to pay $206 of structuring fees to Prospect (which was recognized by Prospect as structuring fee income), $1,038 of third party expenses, $5 of legal services provided by attorneys at Prospect Administration, and $304 of prepaid assets, with $9 retained by the JV for working capital.
Between January 7, 2014 and March 13, 2014, Prospect made a $14,000 investment in NPH, of which $11,900 was a Senior Term Loan and $2,100 was used to purchase additional membership interests of NPH. The proceeds were utilized by certain of NPRC’s wholly-owned subsidiaries to purchase online consumer loans from a third party.

On January 31, 2014, Prospect made a $4,805 investment in NPH, of which $4,000 was a Senior Term Loan and $805 used to purchase additional membership interests of NPH. The proceeds were utilized by NPH to purchase additional NPRC common equity for $4,805. The proceeds were utilized by NPRC to purchase a 93.0% ownership interest in APH Carroll Atlantic Beach, LLC for $4,603 and to pay $52 of structuring fees to Prospect (which was recognized by Prospect as structuring fee income), with $150 retained by NPRC for working capital. The JV was purchased for $13,025 which included debt financing and minority interest of $9,118 and $346, respectively. The remaining proceeds were used to pay $92 of structuring fees to Prospect (which was recognized by Prospect as structuring fee income), $681 of third party expenses, $7 of legal services provided by attorneys at Prospect Administration, and $182 of prepaid assets, with $80 retained by the JV for working capital.
Effective April 1, 2014, Prospect made a new $104,460 senior term loan to NPRC. NPRC then distributed this amount to NPH as a return of capital which was used to pay down the Senior Term Loan from NPH by the same amount.
Between April 3, 2014 and May 21, 2014, Prospect made an $11,000 investment in NPH and NPRC, of which $9,350 was a Senior Term Loan to NPRC and $1,650 was used to purchase additional membership interests of NPH. The proceeds were utilized by NPH to purchase additional NPRC common equity for $1,650. The proceeds were utilized by certain of NPRC’s wholly-owned subsidiaries to purchase online consumer loans from a third party.
On July 1, 2014, Prospect began consolidating NPH. As a result, any transactions between NPH and Prospect are eliminated in consolidation and as such, transactions after July 1, 2014 are not presented below.
On October 23, 2014, UPRC transferred its investment in Michigan Storage, LLC to NPRC. As a result, Prospect’s investments in UPRC related to these properties also transferred to NPRC. The investments transferred consisted of $1,281 of equity and $9,444 of debt. There was no gain or loss realized on the transaction.
On November 26, 2014, APRC transferred its investment in APH Carroll Resort, LLC to NPRC and the investment was renamed NPRC Carroll Resort, LLC. As a result, Prospect’s investments in APRC related to this property also transferred to NPRC. The investments transferred consisted of $10,237 of equity and $65,586 of debt. There was no gain or loss realized on the transaction.
On January 16, 2015, Prospect made a $13,871 investment in NPRC, of which $11,810 was a Senior Term Loan directly to NPRC and $2,061 was used to purchase additional common equity of NPRC through NPH. The proceeds were utilized by NPRC to purchase additional ownership interest in Michigan Storage, LLC (which was originally purchased by UPRC and transferred to NPRC, as discussed below) for $13,854, with $17 retained by NPRC for working capital. The minority interest holder also invested an additional $2,445 in the JV. With additional debt financing of $12,602, the total proceeds were used by the JV to purchase five additional properties for $26,405. The remaining proceeds were used to pay $276 of structuring fees to Prospect (which was recognized by Prospect as structuring fee income), $1,762 of third party expenses, $65 in pre-funded capital expenditures, and $393 of prepaid assets.
On March 17, 2015, Prospect entered into a new credit agreement with ACL Loan Holdings, Inc. (“ACLLH”), a wholly-owned subsidiary of NPRC, to form two new tranches of senior secured term loans, Term Loan A and Term Loan B, with the same terms as the existing NPRC Term Loan A and Term Loan B due to Prospect. The agreement was effective as of June 30, 2014. On June 30, 2014, ACLLH made a non-cash return of capital distribution of $22,390 to NPRC and NPRC transferred and assigned to ACLLH a senior secured Term Loan A due to Prospect.
On May 1, 2015, APRC transferred its investment in 5100 Live Oaks Blvd, LLC to NPRC. As a result, Prospect’s investments in APRC related to this property also transferred to NPRC. The investments transferred consisted of $2,748 of equity and $29,990 of debt. There was no gain or loss realized on the transaction.
On May 6, 2015, Prospect made a $252 investment in NPRC, of which $236 was a Senior Term Loan and $16 was used to purchase additional common equity of NPRC through NPH. The proceeds were utilized by NPRC to purchase additional ownership interest in 5100 Live Oaks Blvd, LLC for $252. The minority interest holder also invested an additional $6 in the JV. The proceeds were used by the JV to fund $258 of capital expenditures.
On June 2, 2015, Prospect amended the credit agreement with NPRC to form two new tranches of senior secured term loans, Term Loan C and Term Loan D, with the same terms as the existing ACLLH Term Loan A and Term Loan B due to Prospect. The amendment was effective as of April 1, 2015.
During the year ended June 30, 2015, Prospect made thirty-six follow-on investments in NPRC totaling $224,200 to support the online consumer lending initiative. Prospect invested $52,350 of equity through NPH and $171,850 of debt directly to NPRC and its wholly-owned subsidiaries. In addition, during the year ended June 30, 2015, Prospect received partial repayments of $32,883 of the loans previously outstanding and $5,577 as a return of capital on the equity investment in NPRC.

The following dividends were declared and paid from NPRC to NPH (partially via a wholly-owned subsidiary of NPH) and recognized as dividend income by NPH:

Year Ended June 30, 2013	$—
Year Ended June 30, 2014	2,696
Year Ended June 30, 2015	—
All dividends were paid from earnings and profits of NPRC.
The following interest payments were accrued and paid by NPH to Prospect and recognized by Prospect as interest income:

Year Ended June 30, 2013	$—
Year Ended June 30, 2014	2,838
Year Ended June 30, 2015	N/A
Included above, the following payment-in-kind interest from NPH was capitalized and recognized by Prospect as interest income:

Year Ended June 30, 2013	$—
Year Ended June 30, 2014	432
Year Ended June 30, 2015	N/A
The following interest payments were accrued and paid by NPRC to Prospect and recognized by Prospect as interest income:

Year Ended June 30, 2013	$—
Year Ended June 30, 2014	3,135
Year Ended June 30, 2015	23,869
Included above, the following payment-in-kind interest from NPRC was capitalized and recognized by Prospect as interest income:

Year Ended June 30, 2013	$—
Year Ended June 30, 2014	18
Year Ended June 30, 2015	3,056
The following interest income recognized had not yet been paid by NPRC to Prospect and was included by Prospect within interest receivable:

June 30, 2014	$—
June 30, 2015	116
The following interest payments were accrued and paid by ACLLH to Prospect and recognized by Prospect as interest income:

Year Ended June 30, 2013	$—
Year Ended June 30, 2014	—
Year Ended June 30, 2015	6,742
Included above, the following payment-in-kind interest from ACLLH was capitalized and recognized by Prospect as interest income:

Year Ended June 30, 2013	$—
Year Ended June 30, 2014	—
Year Ended June 30, 2015	816

The following interest income recognized had not yet been paid by ACLLH to Prospect and was included by Prospect within interest receivable:

June 30, 2014	$—
June 30, 2015	23
The following royalty payments were paid from NPH to Prospect and recognized by Prospect as other income:

Year Ended June 30, 2013	$—
Year Ended June 30, 2014	567
Year Ended June 30, 2015	N/A
The following royalty payments were paid from NPRC to Prospect and recognized by Prospect as other income:

Year Ended June 30, 2013	$—
Year Ended June 30, 2014	—
Year Ended June 30, 2015	1,683
The following managerial assistance payments were paid from NPRC to Prospect and subsequently remitted to Prospect Administration (no income was recognized by Prospect):

Year Ended June 30, 2013	$—
Year Ended June 30, 2014	255
Year Ended June 30, 2015	510
The following managerial assistance payments received by Prospect had not yet been remitted to Prospect Administration and were included by Prospect within due to Prospect Administration:

June 30, 2014	$128
June 30, 2015	128
The following payments were paid from NPRC to Prospect Administration as reimbursement for legal, tax and portfolio level accounting services provided directly to NPRC (no direct income was recognized by Prospect, but Prospect was given credit for these payments as a reduction of the administrative services costs payable by Prospect to Prospect Administration):

Year Ended June 30, 2013	$—
Year Ended June 30, 2014	207
Year Ended June 30, 2015	1,164
The following amounts were due from NPRC to Prospect for reimbursement of expenses paid by Prospect on behalf of NPRC and included by Prospect within other receivables:

June 30, 2014	$13
June 30, 2015	108

Nationwide Acceptance LLC
Prospect owns 100% of the membership interests of Nationwide Acceptance Holdings LLC (“Nationwide Holdings”), a Consolidated Holding Company. Nationwide Holdings owns 93.79% of the equity of Nationwide Loan Company LLC (f/k/a Nationwide Acceptance LLC) (“Nationwide”), with members of Nationwide management owning the remaining 6.21% of the equity.
On January 31, 2013, Prospect initially made a $25,151 investment in Nationwide Holdings, of which $21,308 was a Senior Secured Revolving Credit Facility and $3,843 was in the form of membership interests in Nationwide Holdings. $21,885 of the proceeds were utilized to purchase 93.79% of the membership interests in Nationwide. Proceeds were also used to pay $753 of structuring fees from Nationwide Holdings to Prospect (which was recognized by Prospect as structuring fee income), $350 of third party expenses and $163 of legal services provided by attorneys at Prospect Administration. The remaining $2,000 was retained by Nationwide Holdings as working capital.
In December 2013, Prospect received $1,500 of structuring fees from Nationwide Holdings related to the amendment of the loan agreement. On March 28, 2014, Prospect funded an additional $4,000 to Nationwide Holdings ($3,400 through the Senior Secured Revolving Credit Facility and $600 to purchase additional membership interests in Nationwide Holdings). The additional funding along with cash on hand was utilized by Nationwide Holdings to fund a $5,000 dividend to Prospect.
On June 18, 2014, Prospect made a new $14,820 second lien term loan to Nationwide. Nationwide distributed this amount to Nationwide Holdings as a return of capital. Nationwide Holdings used the distribution to pay down the Senior Secured Revolving Credit Facility. The remaining $9,888 of the Senior Secured Revolving Credit Facility was then converted to additional membership interests in Nationwide Holdings.
On July 1, 2014, Prospect began consolidating Nationwide Holdings. As a result, any transactions between Nationwide Holdings and Prospect are eliminated in consolidation and as such, transactions after July 1, 2014 are not presented below.
On June 1, 2015, Nationwide completed a corporate reorganization. As part of the reorganization, Nationwide Acceptance LLC was renamed Nationwide Loan Company LLC (continues as “Nationwide”) and formed two new wholly-owned subsidiaries: Pelican Loan Company LLC (“Pelican”) and Nationwide Consumer Loans LLC. Nationwide assigned 100% of the equity interests in its other subsidiaries to Pelican which, in turn, assigned these interests to Nationwide Acceptance LLC (“New Nationwide”), the new operating company wholly-owned by Pelican. New Nationwide also assumed the existing senior subordinated term loan due to Prospect.
During the year ended June 30, 2015, Prospect made additional equity investments totaling $2,814 in Nationwide. Nationwide management invested an additional $186 of equity in Nationwide, and Prospect’s ownership in Nationwide did not change.
The following dividends were declared and paid from Nationwide to Nationwide Holdings and recognized as dividend income by Nationwide Holdings:

Year Ended June 30, 2013	$2,615
Year Ended June 30, 2014	7,074
Year Ended June 30, 2015	4,425
The following dividends were declared and paid from Nationwide Holdings to Prospect and recognized as dividend income by Prospect:

Year Ended June 30, 2013	$—
Year Ended June 30, 2014	5,000
Year Ended June 30, 2015	N/A
All dividends were paid from earnings and profits of Nationwide and Nationwide Holdings.
The following interest payments were accrued and paid from Nationwide Holdings to Prospect and recognized by Prospect as interest income:

Year Ended June 30, 2013	$1,788
Year Ended June 30, 2014	4,322
Year Ended June 30, 2015	N/A

The following interest payments were accrued and paid from Nationwide to Prospect and recognized by Prospect as interest income:

Year Ended June 30, 2013	$—
Year Ended June 30, 2014	107
Year Ended June 30, 2015	3,005
The following interest income recognized had not yet been paid by Nationwide to Prospect and was included by Prospect within interest receivable:

June 30, 2014	$8
June 30, 2015	8
The following royalty payments were paid from Nationwide Holdings to Prospect and recognized by Prospect as other income:

Year Ended June 30, 2013	$131
Year Ended June 30, 2014	354
Year Ended June 30, 2015	N/A
The following managerial assistance payments were paid from Nationwide to Prospect and subsequently remitted to Prospect Administration (no income was recognized by Prospect):

Year Ended June 30, 2013	$167
Year Ended June 30, 2014	400
Year Ended June 30, 2015	400
The following managerial assistance payments received by Prospect had not yet been remitted to Prospect Administration and were included by Prospect within due to Prospect Administration:

June 30, 2014	$100
June 30, 2015	100
The following payments were paid from Nationwide to Prospect Administration as reimbursement for legal, tax and portfolio level accounting services provided directly to Nationwide (no direct income was recognized by Prospect, but Prospect was given credit for these payments as a reduction of the administrative services costs payable by Prospect to Prospect Administration):

Year Ended June 30, 2013	$163
Year Ended June 30, 2014	234
Year Ended June 30, 2015	4
The following amounts were due from Nationwide to Prospect for reimbursement of expenses paid by Prospect on behalf of Nationwide and were included by Prospect within other receivables:

June 30, 2014	$2
June 30, 2015	—
The following amounts were due to Nationwide from Prospect for reimbursement of expenses paid by Nationwide on behalf of Prospect and were included by Prospect within other liabilities:

June 30, 2014	$—
June 30, 2015	12
NMMB, Inc.
Prospect owns 100% of the equity of NMMB Holdings, Inc. (“NMMB Holdings”), a Consolidated Holding Company. NMMB Holdings owns 96.33% of the fully-diluted equity of NMMB, Inc. (f/k/a NMMB Acquisition, Inc.) (“NMMB”), with NMMB management owning the remaining 3.67% of the equity. NMMB owns 100% of Refuel Agency, Inc. (“Refuel Agency”). Refuel Agency owns 100% of Armed Forces Communications, Inc. (“Armed Forces”). NMMB is an advertising media buying business.

On May 6, 2011, Prospect initially made a $34,450 investment (of which $31,750 was funded at closing) in NMMB Holdings and NMMB, of which $24,250 was a senior secured term loan to NMMB, $3,000 was a senior secured revolver to NMMB (of which $300 was funded at closing), $2,800 was a senior subordinated term loan to NMMB Holdings and $4,400 to purchase 100% of the Series A Preferred Stock of NMMB Holdings. The proceeds received by NMMB were used to purchase 100% of the equity of Refuel Agency and assets related to the business for $30,069, pay $1,035 of structuring fees to Prospect (which was recognized by Prospect as structuring fee income), pay $396 for third party expenses and $250 was retained by NMMB for working capital. On May 31, 2011, NMMB repaid the $300 senior secured revolver.
During the year ended June 30, 2012, NMMB repaid $2,550 of the senior secured term loan. During the year ended June 30, 2013, NMMB repaid $5,700 of the senior secured term loan due.
On December 13, 2013, Prospect invested $8,086 for preferred equity to recapitalize NMMB Holdings. The proceeds were used by NMMB Holdings to repay in full the $2,800 outstanding under the subordinated term loan and the remaining $5,286 of proceeds from Prospect were used by NMMB Holdings to purchase preferred equity in NMMB. NMMB used the proceeds from the preferred equity issuance to pay down the senior term loan.
On June 12, 2014, Prospect made a new $7,000 senior secured term loan to Armed Forces. Armed Forces distributed this amount to Refuel Agency as a return of capital. Refuel Agency distributed this amount to NMMB as a return of capital, which was used to pay down $7,000 of NMMB’s $10,714 senior secured term loan to Prospect.
On July 1, 2014, Prospect began consolidating NMMB Holdings. As a result, any transactions between NMMB Holdings and Prospect are eliminated in consolidation and as such, transactions after July 1, 2014 are not presented below.
On October 1, 2014, Prospect made an additional $383 equity investment in NMMB Series B Preferred Stock, increasing Prospect’s ownership to 93.13%. During the year ended June 30, 2015, NMMB repurchased 460 shares of its common stock from a former NMMB executive, decreasing the number of shares outstanding and increasing Prospect’s ownership to 96.33%.
The following interest payments were accrued and paid from NMMB Holdings to Prospect and recognized by Prospect as interest income:

Year Ended June 30, 2013	$426
Year Ended June 30, 2014	192
Year Ended June 30, 2015	N/A
The following interest payments were accrued and paid from NMMB to Prospect and recognized by Prospect as interest income:

Year Ended June 30, 2013	$2,601
Year Ended June 30, 2014	1,826
Year Ended June 30, 2015	525
The following interest income recognized had not yet been paid by NMMB to Prospect and was included by Prospect within interest receivable:

June 30, 2014	$1
June 30, 2015	133
The following interest payments were accrued and paid from Armed Forces to Prospect and recognized by Prospect as interest income:

Year Ended June 30, 2013	$—
Year Ended June 30, 2014	33
Year Ended June 30, 2015	996
The following interest income recognized had not yet been paid by Armed Forces to Prospect and was included by Prospect within interest receivable:

June 30, 2014	$3
June 30, 2015	250

The following managerial assistance payments were paid from NMMB to Prospect and subsequently remitted to Prospect Administration (no income was recognized by Prospect):

Year Ended June 30, 2013	$500
Year Ended June 30, 2014	100
Year Ended June 30, 2015	—
The following managerial assistance recognized had not yet been paid by NMMB to Prospect and was included by Prospect within other receivables and due to Prospect Administration:

June 30, 2014	$300
June 30, 2015	700
The following payments were paid from NMMB to Prospect Administration as reimbursement for legal, tax and portfolio level accounting services provided directly to NMMB (no direct income was recognized by Prospect, but Prospect was given credit for these payments as a reduction of the administrative services costs payable by Prospect to Prospect Administration):

Year Ended June 30, 2013	$12
Year Ended June 30, 2014	15
Year Ended June 30, 2015	—
The following amounts were due from NMMB to Prospect for reimbursement of expenses paid by Prospect on behalf of NMMB and were included by Prospect within other receivables:

June 30, 2014	$1
June 30, 2015	2
R-V Industries, Inc.
As of July 1, 2011 and continuing through June 30, 2015, Prospect owns 88.27% of the fully-diluted equity of R-V Industries, Inc. (“R-V”), with R-V management owning the remaining 11.73% of the equity. As of June 30, 2011, Prospect’s equity investment cost basis was $1,682 and $5,087 for warrants and common stock, respectively.
On November 30, 2012, Prospect made a $9,500 second lien term loan to R-V and R-V received an additional $4,000 of senior secured financing from a third-party lender. The combined $13,500 of proceeds was partially utilized by R-V to pay a dividend to its common stockholders in an aggregate amount equal to $13,288 (including $11,073 to Prospect recognized by Prospect as a dividend). The remaining proceeds were used by R-V to pay $142 of structuring fees to Prospect (which was recognized by Prospect as structuring fee income), $47 for third party expenses and $23 for legal services provided by attorneys at Prospect Administration.
On June 12, 2013, Prospect provided an additional $23,250 to the second lien term loan to R-V. The proceeds were partially utilized by R-V to pay a dividend to the common stockholders in an aggregate amount equal to $15,000 (including $13,240 dividend to Prospect). The remaining proceeds were used to pay off $7,835 of outstanding debt due from R-V to a third-party, $11 for legal services provided by attorneys at Prospect Administration and $404 was retained by R-V for working capital.
In addition to the repayments noted above, the following amounts were paid from R-V to Prospect and recorded by Prospect as repayment of loan receivable:

Year Ended June 30, 2013	$—
Year Ended June 30, 2014	2,339
Year Ended June 30, 2015	1,175
The following dividends were declared and paid from R-V to Prospect and recognized as dividend income by Prospect:

Year Ended June 30, 2013	$24,462
Year Ended June 30, 2014	1,100
Year Ended June 30, 2015	298

All dividends were paid from earnings and profits of R-V.
The following interest payments were accrued and paid from R-V to Prospect and recognized by Prospect as interest income:

Year Ended June 30, 2013	$781
Year Ended June 30, 2014	3,188
Year Ended June 30, 2015	3,018
The following managerial assistance payments were paid from R-V to Prospect and subsequently remitted to Prospect Administration (no income was recognized by Prospect):

Year Ended June 30, 2013	$180
Year Ended June 30, 2014	180
Year Ended June 30, 2015	180
The following managerial assistance payments received by Prospect had not yet been remitted to Prospect Administration and were included by Prospect within due to Prospect Administration:

June 30, 2014	$45
June 30, 2015	45
The following payments were paid from R-V to Prospect Administration as reimbursement for legal, tax and portfolio level accounting services provided directly to R-V (no direct income was recognized by Prospect, but Prospect was given credit for these payments as a reduction of the administrative services costs payable by Prospect to Prospect Administration):

Year Ended June 30, 2013	$37
Year Ended June 30, 2014	—
Year Ended June 30, 2015	13
The following amounts were due to R-V from Prospect for reimbursement of expenses paid by R-V on behalf of Prospect and were included by Prospect within other liabilities:

June 30, 2014	$2
June 30, 2015	2
United Property REIT Corp.
Prospect owns 100% of the equity of UPH Property Holdings, LLC (“UPH”), a Consolidated Holding Company. UPH owns 100% of the common equity of United Property REIT Corp. (f/k/a United Property Holdings Corp.) (“UPRC”). UPRC is a Maryland corporation and a qualified REIT for federal income tax purposes. In order to qualify as a REIT, UPRC issued 125 shares of Series A Cumulative Non-Voting Preferred Stock to 125 accredited investors. The preferred stockholders are entitled to receive cumulative dividends semi-annually at an annual rate of 12.5% and do not have the ability to participate in the management or operation of UPRC.
UPRC was formed to hold for investment, operate, finance, lease, manage, and sell a portfolio of real estate assets and engage in any and all other activities as may be necessary, incidental or convenient to carry out the foregoing. UPRC acquires real estate assets, including, but not limited to, industrial, commercial, and multi-family properties. UPRC may acquire real estate assets directly or through joint ventures by making a majority equity investment in a property-owning entity (the “JV”).
On December 31, 2013, APRC distributed its majority interests in five JVs holding real estate assets to APH. APH then distributed these JV interests to Prospect in a transaction characterized as a return of capital. Prospect, on the same day, contributed certain of these JV interests to NPH and the remainder to UPH (each wholly-owned subsidiaries of Prospect). Each of NPH and UPH immediately thereafter contributed these JV interests to NPRC and UPRC, respectively. The total investments in the JVs transferred to UPH and from UPH to UPRC consisted of $18,855 and $3,707 of debt and equity financing, respectively. There was no material gain or loss realized on these transactions.
Effective April 1, 2014, Prospect made a new $19,027 senior term loan to UPRC. UPRC then distributed this amount to UPH as a return of capital which was used to pay down the Senior Term Loan from UPH by the same amount.

On June 4, 2014, Prospect made a $1,405 investment in UPH to purchase additional membership interests of UPH, which was revised to $1,420 on July 1, 2014. The proceeds were utilized by UPH to purchase additional UPRC common equity for $1,420. The proceeds were utilized by UPRC to acquire the real property located at 1201 West College, Marshall, MO (“Taco Bell, MO”) for $1,405 and pay $15 of third party expenses.
On July 1, 2014, Prospect began consolidating UPH. As a result, any transactions between UPH and Prospect are eliminated in consolidation and as such, transactions after July 1, 2014 are not presented below.
On August 19,  2014 and August 27, 2014, Prospect made a combined $11,046 investment in UPRC, of which $9,389 was a Senior Term Loan directly to UPRC and $1,657 was used to purchase additional common equity of UPRC through UPH. On October 1, 2015, UPRC distributed $376 to Prospect as a return of capital. The net proceeds were utilized by UPRC to purchase an 85.0% ownership interest in Michigan Storage, LLC for $10,579, with $42 retained by UPRC for working capital and $49 restricted for future property acquisitions. The JV was purchased for $38,275 which included debt financing and minority interest of $28,705 and $1,867, respectively. The remaining proceeds were used to pay $210 of structuring fees to Prospect (which was recognized by Prospect as structuring fee income), $2,589 of third party expenses, and $77 for legal services provided by attorneys at Prospect Administration. The investment was subsequently contributed to NPRC.
On September 29, 2014, Prospect made a $22,618 investment in UPRC, of which $19,225 was a Senior Term Loan and $3,393 was used to purchase additional common equity of UPRC through UPH. The proceeds were utilized by UPRC to purchase a 92.5% ownership interest in Canterbury Green Apartments Holdings, LLC for $22,036, with $582 retained by UPRC for working capital. The JV was purchased for $85,500 which included debt financing and minority interest of $65,825 and $1,787, respectively. The remaining proceeds were used to pay $432 of structuring fees to Prospect (which was recognized by Prospect as structuring fee income), $2,135 of third party expenses, $82 for legal services provided by attorneys at Prospect Administration, and $1,249 of prepaid assets, with $250 retained by the JV for working capital.
On September 30, 2014 and October 29, 2014, Prospect made a combined $22,688 investment in UPRC, of which $19,290 was a Senior Term Loan and $3,398 was used to purchase additional common equity of UPRC through UPH. The proceeds were utilized by UPRC to purchase a 66.2% ownership interest in Columbus OH Apartment Holdco, LLC for $21,992 and to pay $241 of structuring fees to Prospect (which was recognized by Prospect as structuring fee income), with $455 retained by UPRC for working capital. The JV was purchased for $114,377 which included debt financing and minority interest of $97,902 and $11,250, respectively. The remaining proceeds were used to pay $440 of structuring fees to Prospect (which was recognized by Prospect as structuring fee income), $7,711 of third party expenses, $180 for legal services provided by attorneys at Prospect Administration, $6,778 in pre-funded capital expenditures, and $1,658 of prepaid assets.
On October 23, 2014, UPRC transferred its investment in Michigan Storage, LLC to NPRC. As a result, Prospect’s investments in UPRC related to these properties also transferred to NPRC. The investments transferred consisted of $1,281 of equity and $9,444 of debt. There was no gain or loss realized on the transaction.
On November 12, 2014, Prospect made a $669 investment in UPRC, of which $569 was a Senior Term Loan and $100 was used to purchase additional common equity of UPRC through UPH. The proceeds were utilized by UPRC to purchase additional ownership interest in South Atlanta Portfolio Holding Company, LLC for $667, with $2 retained by UPRC for working capital. The minority interest holder also invested an additional $53 in the JV. The proceeds were used by the JV to fund $707 of capital expenditures and pay $13 of structuring fees to Prospect (which was recognized by Prospect as structuring fee income).
On April 27, 2015, Prospect made a $733 investment in UPRC, of which $623 was a Senior Term Loan and $110 was used to purchase additional common equity of UPRC through UPH. The proceeds were utilized by UPRC to purchase additional ownership interest in South Atlanta Portfolio Holding Company, LLC for $731 and pay $2 of legal services provided by attorneys at Prospect Administration. The minority interest holder also invested an additional $59 in the JV. The proceeds were used by the JV to fund $775 of capital expenditures and pay $15 of structuring fees to Prospect (which was recognized by Prospect as structuring fee income).
On May 19, 2015, Prospect made a $4,730 investment in UPRC, of which $3,926 was a Senior Term Loan and $804 was used to purchase additional common equity of UPRC through UPH. The proceeds were utilized by UPRC to purchase additional ownership interest in Columbus OH Apartment Holdco, LLC for $4,658, with $72 retained by UPRC for working capital. The proceeds were used by the JV to fund $4,565 of capital expenditures and pay $93 of structuring fees to Prospect (which was recognized by Prospect as structuring fee income).

The following dividends were declared and paid from UPRC to UPH and recognized as dividend income by UPH:

Year Ended June 30, 2013	$—
Year Ended June 30, 2014	510
Year Ended June 30, 2015	—
All dividends were paid from earnings and profits of UPRC.
The following interest payments were accrued and paid by UPH to Prospect and recognized by Prospect as interest income:

Year Ended June 30, 2013	$—
Year Ended June 30, 2014	548
Year Ended June 30, 2015	N/A
Included above, the following payment-in-kind interest from UPH was capitalized and recognized by Prospect as interest income:

Year Ended June 30, 2013	$—
Year Ended June 30, 2014	173
Year Ended June 30, 2015	N/A
The following interest payments were accrued and paid by UPRC to Prospect and recognized by Prospect as interest income:

Year Ended June 30, 2013	$—
Year Ended June 30, 2014	553
Year Ended June 30, 2015	5,893
Included above, the following payment-in-kind interest from UPRC was capitalized and recognized by Prospect as interest income:

Year Ended June 30, 2013	$—
Year Ended June 30, 2014	—
Year Ended June 30, 2015	162
The following interest income recognized had not yet been paid by UPRC to Prospect and was included by Prospect within interest receivable:

June 30, 2014	$6
June 30, 2015	20
The following royalty payments were paid from UPH to Prospect and recognized by Prospect as other income:

Year Ended June 30, 2013	$—
Year Ended June 30, 2014	156
Year Ended June 30, 2015	N/A
The following royalty payments were paid from UPRC to Prospect and recognized by Prospect as other income:

Year Ended June 30, 2013	$—
Year Ended June 30, 2014	—
Year Ended June 30, 2015	901
The following managerial assistance payments were paid from UPRC to Prospect and subsequently remitted to Prospect Administration (no income was recognized by Prospect):

Year Ended June 30, 2013	$—
Year Ended June 30, 2014	100
Year Ended June 30, 2015	200

The following managerial assistance payments received by Prospect had not yet been remitted to Prospect Administration and were included by Prospect within due to Prospect Administration:

June 30, 2014	$50
June 30, 2015	50
The following payments were paid from UPRC to Prospect Administration as reimbursement for legal, tax and portfolio level accounting services provided directly to UPRC (no direct income was recognized by Prospect, but Prospect was given credit for these payments as a reduction of the administrative services costs payable by Prospect to Prospect Administration):

Year Ended June 30, 2013	$—
Year Ended June 30, 2014	85
Year Ended June 30, 2015	262
The following amounts were due from UPRC to Prospect for reimbursement of expenses paid by Prospect on behalf of UPRC and were included by Prospect within other receivables:

June 30, 2014	$32
June 30, 2015	15
Valley Electric Company, Inc.
Prospect owns 100% of the common stock of Valley Electric Holdings I, Inc. (“Valley Holdings I”), a Consolidated Holding Company. Valley Holdings I owns 100% of Valley Electric Holdings II, Inc. (“Valley Holdings II”), a Consolidated Holding Company. Valley Holdings II owns 94.99% of Valley Electric Company, Inc. (“Valley Electric”), with Valley Electric management owning the remaining 5.01% of the equity. Valley Electric owns 100% of the equity of VE Company, Inc., which owns 100% of the equity of Valley Electric Co. of Mt. Vernon, Inc. (“Valley”), a leading provider of specialty electrical services in the state of Washington and among the top 50 electrical contractors in the United States.
On December 31, 2012, Prospect initially invested $52,098 (including 4,141,547 common shares of Prospect at a fair value of $44,650) in exchange for $32,572 was in the form of a senior secured note to Valley Holdings I, a $10,000 senior secured note to Valley (discussed below) and $9,526 to purchase the common stock of Valley Holdings I. The proceeds were partially utilized by Valley Holdings I to purchase 100% of Valley Holdings II common stock for $40,528. The remaining proceeds at Valley Holdings I were used to pay $977 of structuring fees from Valley Holdings I to Prospect (which were recognized by Prospect as structuring fee income), $345 for legal services provided by attorneys at Prospect Administration and $248 was retained by Valley Holdings I for working capital. The $40,528 of proceeds received by Valley Holdings II were subsequently used to purchase 96.3% of Valley’s common stock. Valley management provided a $1,500 co-investment in Valley.
On December 31, 2012, Prospect invested $10,000 (as mentioned above) into Valley in the form of senior secured debt. Total proceeds of $52,028 received by Valley (including $42,028 equity investment mentioned above) were used to purchase the equity of Valley from third-party sellers for $45,650, pay $4,628 of third-party transaction expenses (including bonuses to Valley’s management of $2,320), pay $250 from Valley to Prospect (which were recognized by Prospect as structuring fee income) and $1,500 was retained by Valley for working capital.
On June 24, 2014, Valley Holdings II and management of Valley formed Valley Electric and contributed their shares of Valley stock to Valley Electric. Valley management made an additional equity investment in Valley Electric, reducing our ownership to 94.99%. Prospect made a new $20,471 senior secured loan to Valley Electric. Valley Electric then distributed this amount to Valley Holdings I, via Valley Holdings II, as a return of capital which was used to pay down the senior secured note of Valley Holdings I by the same amount. The remaining principal amount of the senior secured note, $16,754, was then contributed to the capital of Valley Holdings I.
On July 1, 2014, Prospect began consolidating Valley Holdings I and Valley Holdings II. As a result, any transactions between Valley Holdings I, Valley Holdings II and Prospect are eliminated in consolidation and as such, transactions after July 1, 2014 are not presented below.

In addition to the repayments noted above, the following amounts were paid from Valley to Prospect and recorded by Prospect as repayment of loan receivable:

Year Ended June 30, 2013	$100
Year Ended June 30, 2014	200
Year Ended June 30, 2015	—
The following dividends were declared and paid from Valley to Valley Holdings II, which were subsequently distributed to and recognized as dividend income by Valley Holdings I:

Year Ended June 30, 2013	$1,867
Year Ended June 30, 2014	2,953
Year Ended June 30, 2015	—
All dividends were paid from earnings and profits of Valley and Valley Holdings II.
The following interest payments were accrued and paid from Valley Holdings I to Prospect and recognized by Prospect as interest income:

Year Ended June 30, 2013	$2,982
Year Ended June 30, 2014	6,323
Year Ended June 30, 2015	N/A
Included above, the following payment-in-kind interest from Valley Holdings I was capitalized and recognized by Prospect as interest income:

Year Ended June 30, 2013	$1,491
Year Ended June 30, 2014	3,162
Year Ended June 30, 2015	N/A
The following interest payments were accrued and paid from Valley Electric to Prospect and recognized by Prospect as interest income:

Year Ended June 30, 2013	$—
Year Ended June 30, 2014	74
Year Ended June 30, 2015	3,905
Included above, the following payment-in-kind interest from Valley Electric was capitalized and recognized by Prospect as interest income:

Year Ended June 30, 2013	$—
Year Ended June 30, 2014	29
Year Ended June 30, 2015	1,794
The following interest income recognized had not yet been paid by Valley Electric to Prospect and was included by Prospect within interest receivable:

June 30, 2014	$45
June 30, 2015	11
The following interest payments were accrued and paid from Valley to Prospect and recognized by Prospect as interest income:

Year Ended June 30, 2013	$530
Year Ended June 30, 2014	1,074
Year Ended June 30, 2015	1,086

Included above, the following payment-in-kind interest from Valley was capitalized and recognized by Prospect as interest income:

Year Ended June 30, 2013	$126
Year Ended June 30, 2014	255
Year Ended June 30, 2015	259
The following interest income recognized had not yet been paid by Valley to Prospect and was included by Prospect within interest receivable:

June 30, 2014	$3
June 30, 2015	3
The following royalty payments were paid from Valley Holdings I to Prospect and recognized by Prospect as other income:

Year Ended June 30, 2013	$98
Year Ended June 30, 2014	148
Year Ended June 30, 2015	N/A
The following managerial assistance payments were paid from Valley to Prospect and subsequently remitted to Prospect Administration (no income was recognized by Prospect):

Year Ended June 30, 2013	$150
Year Ended June 30, 2014	300
Year Ended June 30, 2015	300
The following managerial assistance payments received by Prospect had not yet been remitted to Prospect Administration and were included by Prospect within due to Prospect Administration:

June 30, 2014	$75
June 30, 2015	75
The following payments were paid from Valley Electric to Prospect Administration as reimbursement for legal, tax and portfolio level accounting services provided directly to Valley Electric (no direct income was recognized by Prospect, but Prospect was given credit for these payments as a reduction of the administrative services costs payable by Prospect to Prospect Administration):

Year Ended June 30, 2013	$345
Year Ended June 30, 2014	91
Year Ended June 30, 2015	18
The following amounts were due to Valley Electric from Prospect for reimbursement of expenses paid by Valley Electric on behalf of Prospect and were included by Prospect within other liabilities:

June 30, 2014	$6
June 30, 2015	—

Vets Securing America, Inc.
As of June 30, 2014, Prospect owned 100% of the equity of Vets Securing America, Inc. (“VSA”) and 100% of the equity of The Healing Staff, Inc. (“THS”), a former wholly-owned subsidiary of ESA Environmental Specialists, Inc. (“ESA”). During the year ended June 30, 2015, THS ceased operations and the VSA management team supervised both the continued operations of VSA and the wind-down of activities at THS. VSA provides out-sourced security guards staffing.
As of July 1, 2011, the cost basis of Prospect’s investment in THS and VSA, including debt and equity, was $18,219. During the year ended June 30, 2012, Prospect made follow-on secured debt investments of $1,033 to support the ongoing operations of THS and VSA. In October 2011, Prospect sold a building previously acquired from ESA for $894. In January 2012, Prospect received $2,250 of litigation settlement proceeds related to ESA. The proceeds from both of these transactions were used to reduce the outstanding loan balances due from THS and VSA by $3,144. In June 2012, THS and VSA repaid $118 and $42, respectively, of loans previously outstanding.
In May 2012, in connection with the implementation of accounts receivable based funding programs for THS and VSA with a third party provider, Prospect agreed to subordinate its first priority security interest in all of the accounts receivable and other assets of THS and VSA to the third party provider of that accounts receivable based funding.
During the year ended June 30, 2013, Prospect determined that the impairment of THS and VSA was other-than-temporary and recorded a realized loss of $12,117, reducing the amortized cost to $3,831. During the year ended June 30, 2014, Prospect received $5,825 of legal cost reimbursement related to the ESA litigation settlement which had been expensed in prior years. The proceeds were recognized by Prospect as other income during the year ended June 30, 2014. During the year ended June 30, 2015, Prospect received $685 related to the ESA litigation settlement which was recognized as realized gain.
On May 20, 2015, Prospect made a new $100 secured promissory note to provide liquidity to VSA.
As of June 30, 2014, THS and VSA were joint borrowers on the secured promissory notes. On June 5, 2015, Prospect sold its equity investment in VSA and realized a net loss of $975 on the sale. In connection with the sale, VSA was released as a borrower on the secured promissory notes, leaving THS as the sole borrower. During the year ended June 30, 2015, THS ceased operations and Prospect recorded a realized loss of $2,956, reducing the amortized cost to zero.
The following amounts were due from THS and VSA to Prospect for reimbursement of expenses paid by Prospect on behalf of THS and VSA and were included by Prospect within other receivables:

June 30, 2014	$6
June 30, 2015	—
Wolf Energy, LLC
Prospect owns 100% of the equity of Wolf Energy Holdings Inc. (“Wolf Energy Holdings”), a Consolidated Holding Company. Wolf Energy Holdings owns 100% of each of Appalachian Energy LLC (f/k/a Appalachian Energy Holdings, LLC) (“AEH”); Coalbed, LLC (“Coalbed”); and Wolf Energy, LLC (“Wolf Energy”). AEH owns 100% of C&S Operating, LLC.
Wolf Energy Holdings is a holding company formed to hold 100% of the outstanding membership interests of each of AEH and Coalbed. The membership interests and associated operating company debt of AEH and Coalbed, which were previously owned by Manx Energy, Inc. (“Manx”), were assigned to Wolf Energy Holdings effective June 30, 2012. The purpose of assignment was to remove those activities from Manx deemed non-core by the Manx convertible debt investors who were not interested in funding those operations. On June 30, 2012, AEH and Coalbed loans with a cost basis of $7,991 were assigned by Prospect to Wolf Energy Holdings from Manx.
In addition, effective June 29, 2012, C&J Cladding Holding Company, Inc. (“C&J Holdings”) merged with and into Wolf Energy Holdings, with Wolf Energy Holdings as the surviving entity. At the time of the merger, C&J Holdings held the remaining undistributed proceeds in cash from the sale of its membership interests in C&J Cladding, LLC (“C&J”) (discussed below). The merger was effectuated in connection with the broader simplification of Prospect’s energy investment holdings.
On June 1, 2012, Prospect sold the membership interests in C&J for $5,500. Proceeds from the sale were used to pay a $3,000 distribution to Prospect ($580 reduction in cost basis and $2,420 realized gain recognized by Prospect), an advisory fee of $1,500 from C&J to Prospect (which was recognized by Prospect as other income) and $978 was retained by C&J as working capital to pay $22 of legal services provided by attorneys at Prospect Administration and third-party expenses.

On February 27, 2013, Prospect made a $50 senior secured debt investment senior secured to East Cumberland, L.L.C., a former wholly-owned subsidiary of AEH with AEH as guarantor. Proceeds were used to pay off vendors.
On April 15, 2013, Prospect foreclosed on the assets of H&M Oil & Gas, LLC (“H&M”). At the time of foreclosure, H&M was in default on loans receivables due to Prospect with a cost basis of $64,449. The assets previously held by H&M were assigned by Prospect to Wolf Energy in exchange for a $66,000 term loan secured by the assets. The cost basis in this loan of $44,632 was determined in accordance with ASC 310-40, Troubled Debt Restructurings by Creditors, and was equal to the fair value of assets at the time of transfer resulting in a capital loss of $19,647 in connection with the foreclosure on the assets. On May 17, 2013, Wolf Energy sold the assets located in Martin County, which were previously held by H&M, for $66,000. Proceeds from the sale were primarily used to repay the loan, accrued interest and net profits interest receivable due to us resulting in a realized capital gain of $11,826 offsetting the previously recognized loss. Prospect received $3,960 of structuring and advisory fees from Wolf Energy during the year ended June 30, 2013 related to the sale and $991 under the net profits interest agreement which was recognized as other income during the fiscal year ended June 30, 2013.
On July 1, 2014, Prospect began consolidating Wolf Energy Holdings. As a result, any transactions between Wolf Energy Holdings and Prospect are eliminated in consolidation and as such, transactions after July 1, 2014 are not presented below.
During the three months ended September 30, 2014, Prospect determined that the impairment of AEH was other-than temporary and recorded a realized loss of $2,050, reducing the amortized cost to zero. On November 21, 2014, Coalbed merged with and into Wolf Energy, with Wolf Energy as the surviving entity. During the three months ended December 31, 2014, Prospect determined that the impairment of the Coalbed debt assumed by Wolf Energy was other-than-temporary and recorded a realized loss of $5,991, reducing the amortized cost to zero.
During the year ended June 30, 2015, Wolf Energy Holdings received a tax refund of $173 related to its investment in C&J and Prospect realized a gain of the same amount.
The following payments were paid from Wolf Energy Holdings to Prospect Administration as reimbursement for legal, tax and portfolio level accounting services provided directly to Wolf Energy Holdings (no direct income was recognized by Prospect, but Prospect was given credit for these payments as a reduction of the administrative services costs payable by Prospect to Prospect Administration):

Year Ended June 30, 2013	$22
Year Ended June 30, 2014	101
Year Ended June 30, 2015	N/A
Note 15. Litigation
From time to time, we may become involved in various investigations, claims and legal proceedings that arise in the ordinary course of our business. These matters may relate to intellectual property, employment, tax, regulation, contract or other matters. The resolution of these matters as they arise will be subject to various uncertainties and, even if such claims are without merit, could result in the expenditure of significant financial and managerial resources. We are not aware of any material litigation as of June 30, 2015.

Note 16. Financial Highlights
The following is a schedule of financial highlights for each of the five years in the period ended June 30, 2015:

	Year Ended June 30,
	2015	2014	2013	2012	2011
Per Share Data
Net asset value at beginning of year	$10.56	$10.72	$10.83	$10.36	$10.30
Net investment income(1)	1.03	1.19	1.57	1.63	1.10
Net realized losses (gains) on investments(1)	(0.51)	(0.01)	(0.13)	0.32	0.19
Net change in unrealized appreciation (depreciation) on investments(1)	0.47	(0.12)	(0.37)	(0.28)	0.09
Net realized losses on extinguishment of debt(1)	(0.01)	—	—	—	—
Dividends to shareholders	(1.19)	(1.32)	(1.28)	(1.22)	(1.21)
Common stock transactions(2)	(0.04)	0.10	0.10	0.02	(0.11)
Net asset value at end of year	$10.31	$10.56	$10.72	$10.83	$10.36

Per share market value at end of year	$7.37	$10.63	$10.80	$11.39	$10.11
Total return based on market value(3)	(20.84%)	10.88%	6.24%	27.21%	17.22%
Total return based on net asset value(3)	11.47%	10.97%	10.91%	18.03%	12.54%
Shares of common stock outstanding at end of year	359,090,759	342,626,637	247,836,965	139,633,870	107,606,690
Weighted average shares of common stock outstanding	353,648,522	300,283,941	207,069,971	114,394,554	85,978,757

Ratios/Supplemental Data
Net assets at end of year	$3,703,049	$3,618,182	$2,656,494	$1,511,974	$1,114,357
Portfolio turnover rate	25.32%	15.21%	29.24%	29.06%	27.63%
Annualized ratio of operating expenses to average net assets	11.70%	11.11%	11.50%	10.73%	8.47%
Annualized ratio of net investment income to average net assets	9.91%	11.18%	14.86%	14.92%	10.60%

(1)	Per share data amount is based on the weighted average number of common shares outstanding for the period presented (except for dividends to shareholders which is based on actual rate per share).

(2)
Common stock transactions include the effect of our issuance of common stock in public offerings (net of underwriting and offering costs), shares issued in connection with our dividend reinvestment plan and shares issued to acquire investments.

(3)
Total return based on market value is based on the change in market price per share between the opening and ending market prices per share in each period and assumes that dividends are reinvested in accordance with our dividend reinvestment plan. Total return based on net asset value is based upon the change in net asset value per share between the opening and ending net asset values per share in each period and assumes that dividends are reinvested in accordance with our dividend reinvestment plan.

Note 17. Selected Quarterly Financial Data (Unaudited)
The following table sets forth selected financial data for each quarter within the three years ended June 30, 2015.

	Investment Income		Net Investment Income		Net Realized and Unrealized Gains (Losses)		Net Increase in Net Assets from Operations
Quarter Ended	Total	Per Share(1)	Total	Per Share(1)	Total	Per Share(1)	Total	Per Share(1)
September 30, 2012	$123,636	$0.76	$74,027	$0.46	$(26,778)	$(0.17)	$47,249	$0.29
December 31, 2012	166,035	0.85	99,216	0.51	(52,727)	(0.27)	46,489	0.24
March 31, 2013	120,195	0.53	59,585	0.26	(15,156)	(0.07)	44,429	0.20
June 30, 2013	166,470	0.68	92,096	0.38	(9,407)	(0.04)	82,689	0.34

September 30, 2013	161,034	0.62	82,337	0.32	(2,437)	(0.01)	79,900	0.31
December 31, 2013	178,090	0.62	92,215	0.32	(6,853)	(0.02)	85,362	0.30
March 31, 2014	190,327	0.60	98,523	0.31	(16,422)	(0.05)	82,101	0.26
June 30, 2014	182,840	0.54	84,148	0.25	(12,491)	(0.04)	71,657	0.21

September 30, 2014	202,021	0.59	94,463	0.28	(10,355)	(0.04)	84,108	0.24
December 31, 2014	198,883	0.56	91,325	0.26	(5,355)	(0.02)	85,970	0.24
March 31, 2015	191,350	0.53	87,441	0.24	(5,949)	(0.01)	81,492	0.23
June 30, 2015	198,830	0.55	89,518	0.25	5,251	0.01	94,769	0.26

(1)
Per share amounts are calculated using the weighted average number of common shares outstanding for the period presented. As such, the sum of the quarterly per share amounts above will not necessarily equal the per share amounts for the fiscal year.

Note 18. Subsequent Events
On July 1, 2015, we provided $31,000 of first lien senior secured financing, of which $30,200 was funded at closing, to Intelius, Inc. (“Intelius”), an online information commerce company.
On July 8, 2015, we sold 27.45% of the outstanding principal balance of the senior secured Term Loan A investment in InterDent, Inc. for $34,415. There was no gain or loss realized on the sale.
On July 23, 2015, we made an investment of $37,969 to purchase 80.73% of the subordinated notes in Halcyon Loan Advisors Funding 2015-3 Ltd. in a co-investment transaction with Priority Income Fund, Inc., a closed-end fund managed by an affiliate of Prospect Capital Management.
On July 23, 2015, we issued 193,892 shares of our common stock in connection with the dividend reinvestment plan.
On July 24, 2015, TB Corp. repaid the $23,628 loan receivable to us.
On August 6, 2015, we provided $92,500 of first lien senior secured debt to support the refinancing of Crosman Corporation. Concurrent with the refinancing, we received repayment of the $40,000 second lien term loan previously outstanding.
On August 7, 2015, Ryan, LLC repaid the $72,701 loan receivable to us.
On August 11, 2015, we made a $13,500 follow-on first lien senior secured debt investment in Intelius, of which $13,000 was funded at closing, to support an acquisition.
On August 12, 2015, we made an investment of $22,898 to purchase 50.04% of the subordinated notes in Octagon Investment Partners XVIII, Ltd.
On August 12, 2015, we sold 780 of our small business whole loans purchased from OnDeck to Jefferies Asset Funding LLC for proceeds of $26,562, net of related transaction expenses, and a trust certificate representing a 41.54% interest in the MarketPlace Loan Trust, Series 2015-OD2.
On August 14, 2015, we announced the then current conversion rate on the 2018 Notes as 84.1497 shares of common stock per $1 principal amount of the 2018 Notes converted, which is equivalent to a conversion price of approximately $11.88.
On August 20, 2015, we issued 152,896 shares of our common stock in connection with the dividend reinvestment plan.

On August 21, 2015, we committed to funding a $16,000 second lien secured investment in a provider of customer care outsourcing services.
During the period from July 1, 2015 through August 26, 2015, we made seven follow-on investments in NPRC totaling $52,852 to support the online consumer lending initiative. We invested $12,508 of equity through NPH and $40,344 of debt directly to ACL Loan Holdings, Inc., a wholly-owned subsidiary of NPRC.
During the period from July 1, 2015 through August 26, 2015, our wholly-owned subsidiary PSBL purchased $14,101 of small business whole loans from OnDeck.
During the period from July 1, 2015 through August 26, 2015, we issued $32,362 aggregate principal amount of Prospect Capital InterNotes® for net proceeds of $31,870. In addition, we sold $1,425 aggregate principal amount of Prospect Capital InterNotes® for net proceeds of $1,405 with expected closing on August 27, 2015.
During the period from July 28, 2015 through August 14, 2015 (with settlement dates of July 31, 2015 to August 19, 2015), we repurchased 4,158,750 shares of our common stock at an average price of $7.22 per share, including commissions.
On August 24, 2015, we announced the declaration of monthly dividends in the following amounts and with the following dates:

•	$0.08333 per share for September 2015 to holders of record on September 30, 2015 with a payment date of October 22, 2015; and

•	$0.08333 per share for October 2015 to holders of record on October 30, 2015 with a payment date of November 19, 2015.

First Tower Finance Company LLC
and Subsidiaries
(formerly First Tower Holdings LLC)
Consolidated Financial Statements
December 31, 2014 and 2013

Independent Auditor’s Report

To the Board of Members
First Tower Finance Company LLC and Subsidiaries
Flowood, Mississippi

Report on the Financial Statements
We have audited the accompanying consolidated financial statements of First Tower Finance Company LLC and Subsidiaries (the “Company”) which comprise the consolidated balance sheets as of December 31, 2014 and 2013, and the related consolidated statements of income and comprehensive income, changes in members’ equity (deficit), and cash flows for the years then ended and the related notes to the consolidated financial statements.
Management’s Responsibility for the Financial Statements
Management is responsible for the preparation and fair presentation of these consolidated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.
Auditor’s Responsibility
Our responsibility is to express an opinion on these consolidated financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.
An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements.
We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion
In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2014 and 2013, and the results of its operations and its cash flows for the years then ended in accordance with accounting principles generally accepted in the United States of America.

Raleigh, North Carolina
March 31, 2015

First Tower Finance Company LLC and Subsidiaries
(formerly First Tower Holdings LLC)

Consolidated Balance Sheets
December 31, 2014 and 2013

	2014	2013
Assets
Cash and cash equivalents	$10,906,825	$5,821,481
Investment in trading securities	1,594,391	1,473,768
Investment securities available for sale	51,942,251	49,536,651
Finance receivables, net	431,395,397	421,309,663
Prepaid reinsurance premiums	24,645	392,662
Reinsurance receivable and recoverable	1,239,614	1,687,537
Other receivables	601,794	686,865
Real estate acquired by foreclosure	834,832	797,935
Property and equipment, net	11,839,506	8,563,664
Deferred policy acquisition costs	976,967	874,979
Intangible assets, net	20,769,578	23,384,176
Goodwill	108,941,160	122,558,807
Debt issue costs, net	1,037,384	3,068,778
Other assets	503,727	543,920
Total assets	$642,608,071	$640,700,886

Liabilities and Members’ Equity (Deficit)
Liabilities:
Notes payable	$291,497,668	$276,900,091
Subordinated notes payable to members	313,844,000	—
Unearned premiums	40,585,670	38,531,397
Policy claim reserves	2,386,867	2,524,084
Accounts payable and accrued expenses	6,708,800	5,644,448
Other liabilities	1,518,504	1,383,523
Deferred tax liabilities, net	3,831,412	3,003,771
Total liabilities	660,372,921	327,987,314

Commitments and contingencies

Members’ Equity (Deficit):
Class A members	(18,221,959)	312,771,733
Class B members	(50,402)	138,051
Class C members	—	—
Class D members	177,298	107,542
Accumulated other comprehensive income (loss), net of income tax effect of $196,000 and ($181,000) as of December 31, 2014 and 2013, respectively	330,213	(303,754)
Total members’ equity (deficit)	(17,764,850)	312,713,572
Total liabilities and members’ equity (deficit)	$642,608,071	$640,700,886

See notes to consolidated financial statements.

First Tower Finance Company LLC and Subsidiaries
(formerly First Tower Holdings LLC)

Consolidated Statements of Income and Comprehensive Income
Years Ended December 31, 2014 and 2013

	2014	2013
Revenues:
Interest and fee income from finance receivables	$162,821,460	$162,687,677
Insurance premiums	31,137,142	23,613,523
Net investment income	836,748	770,771
Net realized investment gains (losses)	(53,942)	110,837
Other income	11,615,562	9,982,617
Total revenues	206,356,970	197,165,425

Expenses:
Interest expense	44,205,889	11,758,168
Policyholders’ benefits	5,184,863	5,105,706
Salaries and fringe benefits	36,514,752	33,260,014
Provision for credit losses	56,186,665	59,937,057
Other operating expenses	46,900,257	43,706,625
Total expenses	188,992,426	153,767,570
Income before income taxes	17,364,544	43,397,855
Provision for income taxes	432,948	1,527,828
Net income	16,931,596	41,870,027

Other comprehensive income (loss), net of income tax effects of approximately $377,000 as of December 31, 2014 and ($383,000) as of December 31, 2013
Unrealized holding gains (losses) on securities	601,967	(650,223)
Reclassification adjustments for amounts included in net income	32,000	19,537
Other comprehensive income (loss)	633,967	(630,686)
Comprehensive income	$17,565,563	$41,239,341
See notes to consolidated financial statements.

First Tower Finance Company LLC and Subsidiaries
(formerly First Tower Holdings LLC)

Consolidated Statements of Changes in Members’ Equity (Deficit)
Years Ended December 31, 2014 and 2013

	Class A Members Equity (Deficit)	Class B Members Equity (Deficit)	Class C Members Equity	Class D Members Equity	Accumulated Over Comprehensive Income (Loss)	Total
Balance, January 1, 2013	$333,687,368	$149,960	$—	$37,786	$326,932	$334,202,046

Member compensation vested	—	—	—	69,756	—	69,756
Net income	41,846,202	23,825	—	—	—	41,870,027
Distributions paid	(62,761,837)	(35,734)	—	—	—	(62,797,571)
Change in net unrealized gain (loss) on investment securities available for sale	—	—	—	—	(630,686)	(630,686)
Balance, January 1, 2014	312,771,733	138,051	—	107,542	(303,754)	312,713,572

Member compensation vested	—	—	—	69,756	—	69,756
Net income	16,921,961	9,635	—	—	—	16,931,596
Distributions paid	(34,250,240)	(19,501)	—	—	—	(34,269,741)
Subordinated debt financed distributions	(313,665,413)	(178,587)	—	—	—	(313,844,000)
Change in net unrealized gain (loss) on investment securities available for sale	—	—	—	—	633,967	633,967
Balance, December 31, 2014	$(18,221,959)	$(50,402)	$—	$177,298	$330,213	$(17,764,850)

See notes to consolidated financial statements.

First Tower Finance Company LLC and Subsidiaries
(formerly First Tower Holdings LLC)

Consolidated Statements of Cash Flows
Years Ended December 31, 2014 and 2013

	2014	2013
Cash Flows From Operating Activities
Net income	$16,931,596	$41,870,027
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	20,764,275	20,208,165
Amortization of discount on securities, net	1,191,607	1,206,979
Loss on sales of investments - net	51,822	31,639
(Gain) loss on trading securities	2,120	(142,476)
(Gain) loss on sales of assets	(49,744)	52,104
Loss from sales and impairments of real estate	261,360	237,494
Deferred income tax provision	450,495	1,527,828
Provision for credit losses	56,186,665	59,937,057
Compensation expense	69,756	69,756
Net loan costs deferred	(968,792)	(1,853,270)
PIK Rate interest added to principal	1,113,196	—
Purchase of trading securities	(123,603)	(1,500,907)
Proceeds from sales of trading securities	860	1,298,643
Changes in operating assets and liabilities:
Reinsurance recoverables	815,940	1,680,368
Receivables	85,071	(111,352)
Other assets	40,193	(149,946)
Deferred policy acquisition cost	(101,988)	(874,979)
Policy claim reserves	(137,217)	(47,454)
Accounts payable and accrued expenses	1,064,352	499,466
Unearned premiums	2,054,273	6,764,783
Other liabilities	134,981	11,937
Net cash provided by operating activities	$99,837,218	$130,715,862
(Continued)

First Tower Finance Company LLC and Subsidiaries
(formerly First Tower Holdings LLC)

Consolidated Statements of Cash Flows (Continued)
Years Ended December 31, 2014 and 2013

	2014	2013
Cash Flows From Investing Activities
Loans originated	$(586,037,272)	$(556,300,281)
Loans repaid or sold	519,686,122	477,608,635
Proceeds from sales of investment in real estate	749,286	442,415
Proceeds from calls or maturities of investment securities	5,113,523	5,026,869
Proceeds from sales of investment securities	7,480,249	5,793,902
Purchases of investment securities	(15,231,688)	(16,434,774)
Proceeds from sales of property and equipment	129,829	79,180
Purchase of property and equipment	(5,856,563)	(3,796,359)
Net cash used in investing activities	(73,966,514)	(87,580,413)

Cash Flows From Financing Activities
Net changes in short-term borrowings	14,597,577	19,804,437
Principal payments on subordinated notes payable	(1,113,196)	—
Debt issue cost paid	—	(300,000)
Distributions paid	(34,269,741)	(62,797,571)
Net cash used in financing activities	(20,785,360)	(43,293,134)

Increase (decrease) in cash and cash equivalents	5,085,344	(157,685)

Cash and cash equivalents
Beginning of period	5,821,481	5,979,166
End of period	$10,906,825	$5,821,481

Supplemental Disclosures of Cash Flow Information
Real estate acquired in satisfaction of finance receivables	$1,048,000	$790,000
Return of capital distributed as subordinated notes payable to members	$313,844,000	$—

Cash payments for interest on notes payable	$9,972,000	$13,003,000
Cash payments for interest, including paid-in-kind interest, on subordinated notes payable to members	$32,203,000	$—

See notes to consolidated financial statements.

First Tower Finance Company LLC and Subsidiaries
(formerly First Tower Holdings LLC)

Notes to Consolidated Financial Statements

Note 1.    Nature of Business and Significant Accounting Policies
Nature of business: First Tower Finance Company LLC (formerly First Tower Holdings LLC) is a Mississippi limited liability company and is engaged in consumer lending and related insurance activities through its wholly-owned subsidiaries, First Tower, LLC, Tower Loan of Mississippi, LLC, Tower Loan of Illinois, LLC, First Tower Loan, LLC, Gulfco of Mississippi, LLC, Gulfco of Alabama, LLC, Gulfco of Louisiana, LLC, Tower Loan of Missouri, LLC, and Tower Auto Loan, LLC. Tower Loan of Mississippi, LLC is the sole member of American Federated Holding Company, which has two wholly-owned subsidiaries, American Federated Insurance Company (AFIC), and American Federated Life Insurance Company (AFLIC). These entities are collectively referred to as “the Company”. The Company acquires and services finance receivables (direct loans, real estate loans and sales finance contracts) through branch offices principally located in Mississippi, Louisiana, Alabama, Illinois and Missouri. In addition, the Company writes credit insurance when requested by its loan customers.
Government regulation: The Company is subject to various state and federal laws and regulations in each of the states in which it operates that are enforced by the respective state regulatory authorities. These state laws and regulations impact the economic terms of the Company’s products. In addition, these laws regulate collection procedures, the keeping of books and records and other aspects of the operation of consumer finance companies. As a result, the terms of products offered by the Company vary among the states in which it operates in order to comply with each state’s specific laws and regulations.
Each of the Company’s branch offices is separately licensed under the laws of the state in which the office is located. Licenses granted by the regulatory agencies in these states are subject to renewal every year and may be revoked for failure to comply with applicable state and federal laws and regulations.
The Company is also subject to state regulations governing insurance agents in the states in which it sells credit insurance. State insurance regulations require that insurance agents be licensed; govern the commissions that may be paid to agents in connection with the sale of credit insurance and limit the premium amount charged for such insurance.
A summary of the Company’s significant accounting policies follows:
Principles of consolidation: In accordance with the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic (“ASC”) 810, Consolidation, a company’s consolidated financial statements are required to include subsidiaries in which the company has a controlling financial interest. The consolidated financial statements include the accounts of the Company and its subsidiaries, all of which are wholly-owned. All significant intercompany accounts and transactions have been eliminated in consolidation.
Use of Estimates: The Company’s consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America. In preparing its financial statements, the Company is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the dates of the balance sheets and the reported amounts of revenues and expenses for the years ended December 31, 2014 and 2013. Actual results could differ significantly from those estimates. Material estimates that are particularly susceptible to change include the determination of the allowance for credit losses, policy claim reserves, impairment of goodwill, deferred tax assets and liabilities and the valuation of investments.
Investment in Trading Securities: The Company has an investment in a large capitalization equity mutual fund which is classified as a trading security. Changes in the unrealized gains and losses of this investment are recognized through earnings. Dividends on trading securities are recognized in net investment income.

First Tower Finance Company LLC and Subsidiaries
(formerly First Tower Holdings LLC)

Notes to Consolidated Financial Statements

Note 1. Nature of Business and Significant Accounting Policies (Continued)
Investment Securities Available for Sale: Investments in debt securities are classified as available for sale. Available for sale securities are carried at fair value, with changes in the fair value of such securities being reported as other comprehensive income (loss), net of related deferred income taxes (benefit). When the fair value of a security falls below carrying value, an evaluation must be made to determine if the unrealized loss is a temporary or other than temporary impairment. Impaired debt securities that are not deemed to be temporarily impaired are written down to net realizable value by a charge to earnings to the extent the impairment is related to credit losses or if the Company intends, or more-likely-than not will be required, to sell the security before recovery of the security’s amortized cost basis. In estimating other than temporary impairments, the Company considers the duration of time and extent to which the amortized cost exceeds fair value, the financial condition of the issuer, and the intent and ability of the Company to retain its investment in the issuer for a period of time sufficient to allow for anticipated recovery in fair value.
Premiums and discounts on debt securities are recognized as adjustments to net investment income by the interest method over the period to maturity and adjusted for prepayments as applicable. Realized gains and losses on sales of investment securities are determined using the specific identification method.
Fair Value Measurements: The Company carries its trading securities, and its investment securities available-for-sale at fair value on a recurring basis and measures certain other assets and liabilities at fair value on a nonrecurring basis using a hierarchy of measurements which requires it to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value.
Three levels of inputs are used to measure fair value:

Level 1	Valuations based on unadjusted quoted prices for identical assets in active markets accessible at the measurement date.

Level 2	Valuations derived for similar assets in active markets, or other inputs that are observable or can be corroborated by market data.

Level 3
Valuations derived from unobservable (supported by little or no market activity) inputs that reflect an entity’s best estimate of what hypothetical market participants would use to determine a transaction price at the reporting date.

When quoted market prices in active markets are unavailable, the Company determines fair value using various valuation techniques and models based on a range of observable market inputs including pricing models, quoted market price of publicly traded securities with similar duration and yield, time value, yield curve, prepayment speeds, default rates and discounted cash flow. In most cases, these estimates are determined based on independent third party valuation information, and the amounts are disclosed as Level 2. Generally, the Company obtains a single price or quote per instrument from independent third parties to assist in establishing the fair value of these investments.
If quoted market prices and independent third party valuation information are unavailable, the Company produces an estimate of fair value based on internally developed valuation techniques, which, depending on the level of observable market inputs, will render the fair value estimate as Level 2 or 3.
On occasions when pricing service data is unavailable, the Company may rely on bid/ask spreads from dealers in determining fair value.
To the extent the Company determines that a price or quote is inconsistent with actual trading activity observed in that investment or similar investments, or if the Company does not think the quote is reflective of the market value for the investment, the Company internally develops a fair value using this other market information and discloses the input as a Level 3.

First Tower Finance Company LLC and Subsidiaries
(formerly First Tower Holdings LLC)

Notes to Consolidated Financial Statements

Note 1. Nature of Business and Significant Accounting Policies (Continued)
Finance Receivables: Finance receivables are stated at the amount of unpaid principal and finance charges, including deferred loan costs, and reduced by unearned finance charges, unearned discounts and an allowance for credit losses. Non-refundable loan origination fees and certain direct origination costs are deferred and recognized as an adjustment of the finance receivable yield over the contractual life of the related loan using the interest method. Unamortized amounts are recognized in income when finance receivables are renewed or paid in full.
Real Estate Acquired by Foreclosure: The Company records real estate acquired by foreclosure at the lesser of the outstanding finance receivable amount (including accrued interest, if any) or fair value, less estimated costs to sell, at the time of foreclosure. Any resulting loss on foreclosure is charged to the allowance for credit losses and a new basis is established in the property. A valuation allowance and a corresponding charge to operations is established to reflect declines in value subsequent to acquisition, if any, below the new basis. Operating expenses of such properties, net of related income, and gains and losses on their disposition are included in other operating expenses.
Property and Equipment: Property and equipment are stated at cost. Depreciation is computed using the straight-line method. When assets are retired or otherwise disposed of, the cost and related accumulated depreciation are removed from the accounts and any resulting gain or loss is recognized in income for the period. The cost of maintenance and repairs is charged to income when incurred; significant improvements and betterments are capitalized. The Company evaluates the recoverability of property, plant and equipment and other long-term assets when events or changes in circumstances indicate that the carrying value of such assets may not be recoverable, based upon expectations of non-discounted cash flows and operating income.
Goodwill and Other Intangible Assets: Goodwill represents the excess of the consideration transferred in a business combination over the fair value of the identifiable net assets acquired. Other intangible assets represent purchased assets that also lack physical substance but can be distinguished from goodwill because of contractual or other legal rights. Intangibles with finite lives are amortized over their estimated useful lives. Additionally, during 2013, the Company elected to early adopt the alternative permitted for private companies and began amortizing goodwill over ten years by the straight-line method. Goodwill and other intangible assets are subject to impairment testing annually or more frequently if events or circumstances indicate possible impairment. Other intangible assets consist of trade names, sales finance relationships, non-competition and license agreements and internally developed technology. Intangible assets are reviewed for events or circumstances which could impact the recoverability of the intangible asset, such as a loss of significant relationships, increased competition or adverse changes in the economy. No impairment was identified for the Company’s goodwill or its other intangible assets during 2014 and 2013.
Debt Issue Costs: Debt issue costs represents costs associated with obtaining the Company’s credit facility, and is amortized on a straight line basis over the life of the related financing agreement which approximates the interest method. Amortization expense for the years ended December 31, 2014 and 2013 approximated $2,031,000 and$1,925,000, respectively, and is included in interest expense.
Deferred Policy Acquisition Costs: Costs incurred to acquire credit insurance policies are deferred and amortized over the life of the underlying insurance contracts.
Income Recognition: Precomputed finance charges are included in the gross amount of the Company’s finance receivables. These precomputed charges are deferred and recognized as income on an accrual basis using the effective interest method over the terms of receivables. However, with certain exceptions, state regulations allow interest refunds to be made according to the Rule of 78’s method for payoffs and renewals. Since a significant percentage of the Company’s precomputed accounts are paid off or renewed prior to maturity, the result is that a majority of the precomputed accounts effectively yield on a Rule of 78’s basis. The difference between income previously recognized under the interest yield method and the Rule of 78’s method is recognized as an adjustment to interest income at the time of the renewal or payoff.

First Tower Finance Company LLC and Subsidiaries
(formerly First Tower Holdings LLC)

Notes to Consolidated Financial Statements

Note 1. Nature of Business and Significant Accounting Policies (Continued)
Insurance premiums on credit life and accident and health policies written by the Company are earned over the term of the policy using the pro-rata method, for level-term life policies, and the effective yield method, for decreasing-term life policies. Premiums on accident and health policies are earned based on an average of the pro-rata method and the effective yield method. Property and casualty credit insurance premiums written by the Company are earned over the period of insurance coverage using the pro-rata method or the effective yield method, depending on whether the amount of insurance coverage generally remains level or declines.
Commissions earned from the sale of accidental death and dismemberment insurance coverage and motor club memberships to finance customers are recognized at the time of origination. The Company has no future obligations related to the sale of these products. Other income includes commissions earned of approximately $10,175,000 and $9,012,000 for the year ended December 31, 2014 and 2013, respectively.
Credit Losses: For periods subsequent to the acquisition date of the acquired finance receivables portfolio and for finance receivables originated by the Company, the allowance for credit losses is determined by several factors based upon each portfolio segment. Segments in the finance receivable portfolio include personal property, real estate and sales finance. Historical loss experience is the primary factor in the determination of the allowance for credit losses. An evaluation is performed to compare the amount of accounts charged off, net of recoveries of such accounts, in relation to the average net outstanding finance receivables for the period being reviewed. Historically, management has found that this methodology has provided an adequate allowance due to the Company’s loan portfolio segments consisting of a large number of smaller balance homogeneous finance receivables. Further, management routinely evaluates the inherent risks and change in the volume and composition of the Company’s finance receivable portfolio based on its extensive experience in the consumer finance industry in consideration of estimating the adequacy of the allowance. Also considered are delinquency trends, economic conditions, and industry factors. Provisions for credit losses are charged to income in amounts sufficient to maintain an allowance for credit losses at a level considered adequate to cover the probable loss inherent in the finance receivable portfolio. Since the estimates used in determining the allowance for credit losses are influenced by outside factors, such as consumer payment patterns and general economic conditions, there is uncertainty inherent in these estimates, making it reasonably possible that they could change. Interest on past due finance receivables is recognized until charge-off. Finance receivables are generally charged off when they are five months contractually past due.
Policy Claim Reserves: Policy claim reserves represent (i) the liability for losses and loss-adjustment expenses related to credit property insurance and (ii) the liabilities for future policy benefits related to credit life and accident and health insurance. The liability for loss and loss adjustment expenses includes an amount determined from loss reports and individual cases and an amount based on past experience, for losses incurred but not reported. The liabilities for future policy benefits have been computed utilizing accepted actuarial techniques. Such liabilities are necessarily based on estimates and, while management believes that the amount is adequate, the ultimate liability may be in excess of or less than the amounts provided. The methods for making such estimates and for establishing the resulting liabilities are continually reviewed, and any adjustments are reflected in earnings currently.
Reinsurance Receivable: The Company has reduced its exposure relating to credit accident and health insurance through a quota share reinsurance agreement. Amounts recoverable from the reinsurer are estimated in a manner consistent with the claim liability associated with the reinsured policy.
Effective December 31, 2012, the reinsurance agreement was terminated for all new business. The receivable will be fully recovered when unearned premiums on the ceded policies reaches $0.

First Tower Finance Company LLC and Subsidiaries
(formerly First Tower Holdings LLC)

Notes to Consolidated Financial Statements

Note 1. Nature of Business and Significant Accounting Policies (Continued)
Income Taxes: First Tower Holdings LLC and its finance company subsidiaries are limited liability companies organized as partnerships for federal and state tax purposes and are not considered taxable entities. Taxable income or loss is reported by the Company’s members on their respective tax returns in accordance with the limited liability agreement.
American Federated Holding Company and its wholly-owned subsidiaries, AFIC and AFLIC, are subject to income taxes at the corporate level. As such, deferred income taxes are provided for temporary differences between financial statement carrying amounts of assets and liabilities and their respective bases for income tax purposes using enacted tax rates in effect in the years in which the differences are expected to reverse.
Potential exposures involving tax positions taken that may be challenged by taxing authorities contain assumptions based upon past experiences and judgments about potential actions by taxing jurisdictions. Management does not believe that the ultimate settlement of these items will result in a material amount. Because 2012 was the first taxable year for the Company’s limited liability companies, 2012 and subsequent years are subject to income tax examinations. With minimum exceptions, AFIC and AFLIC are no longer subject to income tax examinations prior to 2011.
Cash and Cash Equivalents: For purposes of the consolidated statements of cash flows, the Company considers certificates of deposit and all short-term securities with original maturities of three months or less to be cash equivalents.
Fair Value Disclosures of Financial Instruments: The following methods and assumptions were used by the Company to estimate the fair value of each class of financial instruments:
Cash and Cash Equivalents: The carrying amounts reported in the consolidated balance sheets for these financial instruments approximate their fair values.
Investment Securities: The fair value of investments in trading securities and securities available for sale are generally obtained from independent pricing services based upon valuations for similar assets in active markets or other inputs derived from objectively verifiable information.
Finance Receivables: The fair value of finance receivables approximates the carrying value since the estimated life, assuming prepayments, is short-term in nature.
Other Receivables and Payables: The carrying amounts reported in the consolidated balance sheets approximate their fair values.
Notes Payable: The carrying amounts of borrowings under the line-of-credit agreements reported in the consolidated balance sheets approximate their fair values as the interest charged for these borrowings fluctuate with market changes.
Subordinated Notes Payable to Members: The estimated fair value of subordinated notes payable to members was estimated using discounted cash flow analysis.
Comprehensive Income: Comprehensive income for the Company consists of net earnings and changes in unrealized gains on investment securities classified as available-for-sale, net of taxes, and are presented in the consolidated statements of income and comprehensive income.

First Tower Finance Company LLC and Subsidiaries
(formerly First Tower Holdings LLC)

Notes to Consolidated Financial Statements

Note 1. Nature of Business and Significant Accounting Policies (Continued)
Advertising: Advertising costs are expensed as incurred. Advertising expenses approximated $4,909,000 and $4,912,000 for the years ended December 31, 2014 and 2013, respectively.
Share-Based Compensation: The Company entered into employment agreements with certain executives and, in connection therewith, granted member interests consisting of Class D share awards which vest over a ten year period. Compensation expense for these awards is determined based on the estimated fair value of the shares awarded on the applicable grant or award date, June 14, 2012, and is recognized over the applicable award’s vesting period.
Subsequent events: The Company has evaluated its subsequent events (events occurring after December 31, 2014) through March 31, 2015, which represents the date the financial statements were available to be issued.
Effects of Recent Accounting Guidance: In January 2014, the FASB issued ASU 2014-04, “Troubled Debt Restructurings by Creditors (Subtopic 310-40): Reclassification of Residential Real Estate Collateralized Consumer Mortgage Loans upon Foreclosure (a consensus of the FASB Emerging Issues Task Force)” which clarifies when a creditor should be considered to have received physical possession of residential real estate property collateralizing a consumer mortgage loan. This ASU states that a creditor is considered to have received physical possession of residential real estate property collateralizing a consumer mortgage loan, upon either the creditor obtaining legal title to the residential real estate property upon completion of a foreclosure, or the borrower conveying all interest in the residential real estate property to the creditor to satisfy that loan through completion of a deed in lieu of foreclosure or through a similar legal agreement. This new guidance is effective beginning for annual periods beginning after December 15, 2014, and may be applied using either a modified retrospective transition method or a prospective transition method as described in ASU 2014-04. The adoption of this ASU is not expected to have a material effect on the Company’s consolidated financial statements.
In May 2014, the Financial Accounting Standard Board (FASB) issued Accounting Standards Update (ASU) 2014-09, “Revenue from Contracts with Customers (Topic 606).” ASU 2014-09 implements a common revenue standard that clarifies the principles for recognizing revenue. The core principle of ASU 2014-09 is that an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. To achieve that core principle, an entity should apply the following steps: (i) identify the contract(s) with a customer, (ii) identify the performance obligations in the contract, (iii) determine the transaction price, (iv) allocate the transaction price to the performance obligations in the contract and (v) recognize revenue when (or as) the entity satisfies a performance obligation. ASU 2014-09 is effective for the Company on January 1, 2018. The Company is still evaluating the potential impact on the Company’s consolidated financial statements.
In June 2014, the FASB issued ASU 2014-11, “Transfers and Servicing (Topic 860).” ASU 2014-11 requires that repurchase-to-maturity transactions be accounted for as secured borrowings consistent with the accounting for other repurchase agreements. In addition, ASU 2014-11 requires separate accounting for repurchase financings, which entails the transfer of a financial asset executed contemporaneously with a repurchase agreement with the same counterparty. ASU 2014-11 requires entities to disclose certain information about transfers accounted for as sales in transactions that are economically similar to repurchase agreements. In addition, ASU 2014-11 requires disclosures related to collateral, remaining contractual tenor and of the potential risks associated with repurchase agreements, securities lending transactions and repurchase-to-maturity transactions. ASU 2014-11 is effective for the Company on January 1, 2015 and is not expected to have a significant impact on the Company’s consolidated financial statements.

First Tower Finance Company LLC and Subsidiaries
(formerly First Tower Holdings LLC)

Notes to Consolidated Financial Statements

Note 1. Nature of Business and Significant Accounting Policies (Continued)
In January 2015, the FASB issued ASU 2015-01, “Income Statement - Extraordinary and Unusual Items (Subtopic 225-20) - Simplifying Income Statement Presentation by Eliminating the Concept of Extraordinary Items.” ASU 2015-01 eliminates from U.S. GAAP the concept of extraordinary items, which, among other things, required an entity to segregate extraordinary items considered to be unusual and infrequent from the results of ordinary operations and show the item separately in the income statement, net of tax, after income from continuing operations. ASU 2015-01 is effective for the Company beginning January 1, 2016, though early adoption is permitted. ASU 2015-01 is not expected to have a significant impact on the Company’s consolidated financial statements.
Note 2.    Investment Securities
The cost or amortized cost of securities available for sale and their fair values at December 31, 2014 and 2013 were as follows:

December 31, 2014	Cost or Amortized Cost	Fair Value	Gross Unrealized Gains	Gross Unrealized Losses
Debt securities:
U.S. Government agencies and corporations	$7,039,353	$7,115,145	$79,820	$4,028
Obligations of states and political subdivisions	26,750,006	27,132,906	454,713	71,813
Corporate securities	15,707,027	15,812,756	140,010	34,281
Residential mortgage-backed securities	771,286	779,264	7,978	—
Commercial mortgage-backed securities	713,606	701,874	—	11,732
Other loan-backed and structured securities	400,582	400,306	—	276
Total investment securities	$51,381,860	$51,942,251	$682,521	$122,130

December 31, 2013
Debt securities:
U.S. Government agencies and corporations	$7,612,186	$7,440,515	$3,953	$175,624
Obligations of states and political subdivisions	26,151,621	25,860,654	125,159	416,126
Corporate securities	14,745,737	14,763,422	118,145	100,460
Residential mortgage-backed securities	756,473	731,087	—	25,386
Commercial mortgage-backed securities	749,002	740,973	2,271	10,300
Total investment securities	$50,015,019	$49,536,651	$249,528	$727,896
As of December 31, 2014 and 2013, accumulated other comprehensive income (loss) includes unrealized gains (losses) on available for sale securities, net of income tax effects, of approximately $330,000 and ($304,000), respectively.

First Tower Finance Company LLC and Subsidiaries
(formerly First Tower Holdings LLC)

Notes to Consolidated Financial Statements

Note 2.    Investment Securities (Continued)
The length of time impaired available-for-sale securities have been held in a loss position are as follows:

	Less than 12 months		12 months or more		Total
December 31, 2014	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
U.S. Government agencies and corporations	$1,779,646	$3,734	$500,702	$294	$2,280,348	$4,028
Obligations of states and political subdivisions	933,380	1,571	1,946,507	70,242	2,879,887	71,813
Corporate securities	4,248,109	12,794	2,587,369	21,487	6,835,478	34,281
Commercial mortgage-backed securities	260,296	1,438	441,578	10,294	701,874	11,732
Other loan-backed and structured securities	400,306	276	—	—	400,306	276
Total	$7,621,737	$19,813	$5,476,156	$102,317	$13,097,893	$122,130

December 31, 2013
U.S. Government agencies and corporations	$3,115,552	$22,541	$1,958,318	$153,083	$5,073,870	$175,624
Obligations of states and political subdivisions	13,854,644	298,337	1,569,119	117,789	15,423,763	416,126
Corporate securities	5,526,887	85,748	664,537	14,712	6,191,424	100,460
Residential mortgage-backed securities	731,086	25,386	—	—	731,086	25,386
Commercial mortgage-backed securities	467,227	10,300	—	—	467,227	10,300
Total	$23,695,396	$442,312	$4,191,974	$285,584	$27,887,370	$727,896
Substantially all gross unrealized losses at December 31, 2014 and 2013 were attributable to interest rate changes rather than an adverse change in cash flows or a fundamental weakness in the credit quality of the issuer or the underlying assets and are thus considered temporarily impaired. Due to the issuers’ continued satisfaction of the securities’ obligations in accordance with contractual terms, the expectation that they will continue to do so and the Company’s intent and ability to hold these investments, management believes the securities in unrealized loss positions are temporarily depressed. As of December 31, 2014 the Company had 65 debt securities with temporary impairments, including 11 U.S. government securities, 15 securities classified as obligations of state and political subdivisions, 35 securities classified as corporate securities, and 4 investment classified as commercial mortgage-backed securities. As of December 31, 2013 the Company had 127 debt securities with temporary impairments, including 10 U.S. government securities, 69 securities classified as obligations of state and political subdivisions, 43 securities classified as corporate securities, 3 investments classified as residential mortgage-backed securities and 2 investments classified as commercial mortgage-backed securities.
Management of the Company evaluates securities for other-than-temporary impairment (“OTTI”) no less than annually or when economic or market concerns warrant such evaluation. The evaluation is based upon factors such as the creditworthiness of the issuer, the underlying collateral, if applicable, and the continuing performance of the securities. Management also evaluates other facts and circumstances that may be indicative of an OTTI condition. This includes, but is not limited to, an evaluation of the type of security, length of time and extent to which the fair value has been less than cost, and near-term prospects of the issuer.

First Tower Finance Company LLC and Subsidiaries
(formerly First Tower Holdings LLC)

Notes to Consolidated Financial Statements

Note 2. Investment Securities (Continued)
The Company segregates the OTTI impact on impaired securities where impairment in value was deemed to be other than temporary between the component representing credit loss and the component representing loss related to other factors.
The Company assesses whether a credit loss exists by considering whether (i) the Company has the intent to sell the security, (ii) it is more likely than not that it will be required to sell the security before recovery, or (iii) it does not expect to recover the entire amortized cost basis of a debt security. The portion of the fair value decline attributable to credit loss is recognized as a charge to earnings. The credit loss evaluation is determined by comparing the present value of the cash flows expected to be collected, discounted at the rate in effect before recognizing any OTTI with the amortized cost basis of the debt security. The Company uses the cash flow expected to be realized from the security, which includes assumptions about interest rates, timing and severity of defaults, estimates of potential recoveries, the cash flow distribution from the bond indenture and other factors, then applies a discount rate equal to the effective yield of the security. The difference between the present value of the expected cash flows and the amortized book value is considered a credit loss. The difference between the fair market value and the security’s remaining amortized cost is recognized in other comprehensive income or loss.
The amortized cost and fair value of debt securities at December 31, 2014, by contractual maturity, is shown below. Expected maturities will differ from contractual maturities because issuers may have the right to call or prepay obligations with or without call or prepay penalties.

December 31, 2014	Cost or Amortized Cost	Fair Value
Due in one year or less	$6,498,538	$6,505,171
Due after one year but less than five years	20,893,496	21,030,923
Due after five years but less than ten years	21,381,410	21,794,775
Due after ten years	722,942	729,938
Residential mortgage-backed securities	771,286	779,264
Commercial mortgage-backed securities	713,606	701,874
Other loan-backed and structured securities	400,582	400,306
Total debt securities	$51,381,860	$51,942,251
Investment securities with amortized cost of approximately $3,063,000 and with estimated fair values of $3,070,000 at December 31, 2014, were pledged by the Company with various states as required by state law. Investment securities with amortized cost of approximately $3,057,000 and with estimated fair values of $3,080,000 at December 31, 2013, were pledged by the Company with various states as required by state law.

First Tower Finance Company LLC and Subsidiaries
(formerly First Tower Holdings LLC)

Notes to Consolidated Financial Statements

Note 2. Investment Securities (Continued)
Major categories of net investment income are summarized as follows for the year ended December 31, 2014 and 2013:

December 31,	2014	2013

Debt securities	$883,487	$721,447
Common stocks	122,744	202,265
Mortgage and collateral loans	7,800	7,800
Cash and short-term investments	509	457
	1,014,540	931,969

Investment expenses	(177,792)	(161,198)
Net investment income	$836,748	$770,771
Net realized investment gains are summarized as follows for the year ended December 31, 2014 and 2013:

December 31,	2014	2013

Gross realized gains on sale of securities available for sale	$34,363	$14,910
Gross realized losses on sale of securities available for sale	(86,185)	(46,549)
Gain (loss) from investments in trading securities	(2,120)	142,476
Net realized investment gains (losses)	$(53,942)	$110,837
Proceeds from sales of investment securities available for sale aggregated approximately $7,480,000 and $5,794,000 for the years ended December 31, 2014 and 2013, respectively.
Note 3. Finance Receivables
Finance receivables were as follows:

December 31,	2014	2013
Consumer finance receivables:
Personal property	$496,914,298	$476,832,230
Real estate	34,630,530	43,665,858
Sales finance	117,697,434	102,659,880
	649,242,262	623,157,968
Add (deduct):
Net deferred origination costs	5,350,272	4,381,480
Unearned income	(177,266,473)	(164,182,157)
Unearned discount on acquired loans	(1,262,484)	(9,242,643)
Allowance for credit losses	(44,668,180)	(32,804,985)
Finance receivables, net	$431,395,397	$421,309,663

First Tower Finance Company LLC and Subsidiaries
(formerly First Tower Holdings LLC)

Notes to Consolidated Financial Statements

Note 3. Finance Receivables (Continued)
Changes in the allowance for credit losses were as follows during the year ended December 31, 2014 and 2013:

December 31,	2014	2013

Balance at beginning of year	$(32,804,985)	$(13,324,265)

Provision for credit losses	(56,186,665)	(59,937,057)
Receivables charged-off	57,641,988	52,562,233
Charge-offs recovered	(13,318,518)	(12,105,896)
Balance at end of year	$(44,668,180)	$(32,804,985)
The balance in the allowance for credit losses by portfolio segment at December 31, 2014 and 2013 was as follows:

December 31, 2014	Balance at Beginning of Period	Charge-offs	Recoveries	Provision for Credit Losses	Balance at End of Period	Finance Receivables at End of Period	Allowance as Percentage of Finance Receivables at End of Period
Personal Property	$31,182,545	$(54,309,913)	$12,559,363	$53,093,822	$42,525,817	$369,688,435	11.5%
Real Estate	199,938	(513,329)	40,455	501,451	228,515	23,553,939	1.0%
Sales Finance	1,422,502	(2,818,746)	718,700	2,591,392	1,913,848	77,470,931	2.5%
Total loans	$32,804,985	$(57,641,988)	$13,318,518	$56,186,665	$44,668,180	$470,713,305	9.5%

December 31, 2013
Personal Property	$12,535,995	$(49,610,961)	$11,355,276	$56,902,235	$31,182,545	$353,542,477	8.8%
Real Estate	145,641	(422,774)	58,864	418,207	199,938	27,954,965	0.7%
Sales Finance	642,629	(2,528,498)	691,756	2,616,615	1,422,502	68,235,726	2.1%
Total loans	$13,324,265	$(52,562,233)	$12,105,896	$59,937,057	$32,804,985	$449,733,168	7.3%

First Tower Finance Company LLC and Subsidiaries
(formerly First Tower Holdings LLC)

Notes to Consolidated Financial Statements

Note 3. Finance Receivables (Continued)
The Company classifies delinquent accounts based upon the number of contractual installments past due. An aging of delinquent gross finance receivables as of December 31, 2014 and 2013 is as follows:

December 31, 2014	Current	Past Due 30-90 Days	Past Due 91-150 Days	Past Due Greater Than 150 Days	Total
Personal Property	$439,980,023	$44,222,982	$12,708,607	$2,686	$496,914,298
Real Estate	30,854,113	2,992,238	261,914	522,265	34,630,530
Sales Finance	113,782,755	3,190,905	714,992	8,782	117,697,434
Gross Finance Receivables	$584,616,891	$50,406,125	$13,685,513	$533,733	$649,242,262

December 31, 2013
Personal Property	$415,630,566	$47,439,548	$13,759,974	$2,142	$476,832,230
Real Estate	38,485,840	4,522,937	591,422	65,659	43,665,858
Sales Finance	98,857,928	3,054,278	723,329	24,345	102,659,880
Gross Finance Receivables	$552,974,334	$55,016,763	$15,074,725	$92,146	$623,157,968
Nonperforming loans consisted of loans past due greater than 150 days and approximated $534,000 and $92,000 at December 31, 2014 and 2013, respectively. Additionally, the Company had gross finance receivables relating to customers in bankruptcy and which the terms of the original contract have been modified approximating $3,810,000 and $4,583,000 at December 31, 2014 and 2013, respectively.
Note 4.    Reinsurance
The Company is party to a quota share reinsurance agreement that ceded 40% of its credit accident and health business written prior to January 1, 2013 in order to limit its exposure on credit disability coverages. Reinsurance contracts do not relieve the Company from its primary obligation to policyholders. Failure of any reinsurer to honor its obligations could result in losses to the Company.
The ceded reinsurance agreement contains a retrospective rating provision that results in a favorable adjustment to the reinsurance premiums if certain underwriting results are achieved on the reinsured business during the experience period. The Company estimates the amount of ultimate premium adjustment that the Company may earn upon completion of the experience period and recognizes an asset for the difference between the initial reinsurance premiums paid and the estimated ultimate premium. The Company adjusts such estimated ultimate premium amounts during the course of the experience period based on actual results to date. The resulting adjustment is recorded as either a reduction of or an increase to the ceded premiums for the year. Included in reinsurance recoverables at December 31, 2014 and 2013 are estimated receivables relating to the retrospective rating provisions of approximately $1,168,000 and $1,215,000, respectively. During the years ended December 31, 2014 and 2013 ceded premiums have been reduced by retrospective premium adjustments of approximately $217,000 and $482,000, respectively.

First Tower Finance Company LLC and Subsidiaries
(formerly First Tower Holdings LLC)

Notes to Consolidated Financial Statements

Note 4.    Reinsurance (Continued)
The effect of reinsurance on premiums written and earned is as follows for the year end December 31, 2014 and 2013:

December 31, 2014	Written	Earned
Direct	$33,083,850	$30,666,460
Ceded	470,682	470,682
Net premiums	$33,554,532	$31,137,142

December 31, 2013
Direct	$30,256,508	$22,190,544
Ceded	1,422,979	1,422,979
Net premiums	$31,679,487	$23,613,523
Note 5.    Property and Equipment
Property and equipment at December 31, 2014 and 2013 is as follows:

	Estimated	December 31,	December 31,
	Useful Lives	2014	2013
Land		$408,188	$307,320
Building and improvements	15 to 40 years	2,868,338	2,104,397
Office furniture and fixtures	5 to 10 years	1,591,073	1,161,970
Data processing equipment	3 years	8,298,217	4,559,523
Automotive equipment	3 years	1,510,648	1,328,411
Leasehold improvements	5 years	1,596,903	1,215,642
		16,273,367	10,677,263
Less accumulated depreciation		4,433,861	2,113,599
Property and equipment, net		$11,839,506	$8,563,664
Depreciation expense for the years ended December 31, 2014 and 2013 approximated $2,500,000 and $1,557,000, respectively.
Note 6.    Goodwill and Intangible Assets
A summary of goodwill and its estimated finite life is as follows:

	Estimated	December 31,	December 31,
	Useful Lives	2014	2013
Goodwill	10 years	$136,176,452	$136,176,452
Less accumulated amortization		27,235,292	13,617,645
Goodwill, net		$108,941,160	$122,558,807

First Tower Finance Company LLC and Subsidiaries
(formerly First Tower Holdings LLC)

Notes to Consolidated Financial Statements

Note 6.    Goodwill and Intangible Assets (Continued)
A summary of the other intangible assets and their estimated finite lives were as follows:

	Estimated	December 31,	December 31,
	Useful Lives	2014	2013
Trade names	5 to 15 years	$24,400,000	$24,400,000
Non-competition and license agreements	2 to 4 years	2,323,800	2,323,800
Internally developed technology	2 years	1,000,000	1,000,000
Customer relationships and other	2 to 3 years	488,700	488,700
		28,212,500	28,212,500
Less accumulated amortization		7,442,922	4,828,324
Intangible assets, net		$20,769,578	$23,384,176
Aggregate amortization expense for goodwill and intangible assets for the year ended December 31, 2014 approximated $13,618,000 and $2,615,000, respectively. Aggregate amortization expense for goodwill and intangible assets for the year ended December 31, 2013 approximated $13,618,000 and $3,070,000, respectively. The estimated amortization expense of goodwill and the finite-lived intangible assets for future years is summarized as follows:

2015	$15,718,131
2016	15,456,187
2017	15,251,812
2018	15,224,312
2019	15,224,312
Thereafter	52,835,983
Total	$129,710,738
Note 7.    Notes Payable and Credit Arrangements for Business Operations
On June 15, 2012, the Company entered into a new revolving loan agreement to provide for a total credit facility of up to $400,000,000 which terminates on June 15, 2016. Borrowings are limited to a borrowing base as defined in the related agreement. This agreement was amended during 2014 to allow for the issuance of the subordinated notes payable as described in Note 8.
Borrowings under the revolving loan agreement bear interest at an annualized referenced rate equal to the higher of (i) the federal funds rate plus 0.50%, (ii) the lenders prime rate, or (iii) LIBOR plus 1%, and adjusted for an applicable margin based upon the current borrowing availability. The applicable margin ranges from 1.50% to 3.00% depending on the reference rate and borrowing availability percentage as defined in the agreement. Borrowings are collateralized by substantially all of the Company’s consumer finance assets, including all finance receivables and intangibles.
The loan agreement contains covenants which place restrictions on the Company, including limitations on distributions, additional indebtedness, transactions with affiliates, and require that certain minimum interest coverage and senior debt leverage ratios be maintained. At December 31, 2014 and 2013, the Company was in compliance with the covenants.

First Tower Finance Company LLC and Subsidiaries
(formerly First Tower Holdings LLC)

Notes to Consolidated Financial Statements

Note 7.    Notes Payable and Credit Arrangements for Business Operations (Continued)
In addition, the Company has a $7,000,000 revolving line of credit with a bank which expires June 30, 2016. Advances under the line of credit bear interest at one-month LIBOR plus 2.75% with a floor rate of 3.75%, adjusted monthly, and are collateralized by all of the outstanding shares of American Federated Life Insurance Company and certain deeds of trust.
At December 31, 2014 and 2013, the amount outstanding under the revolving loan agreement was approximately $285,500,000 and $271,759,000, respectively, with an average effective interest rate of 3.78% and 3.93%, respectively. The amount outstanding under the revolving line of credit with the bank was approximately $5,998,000 with an interest rate of 3.80% at December 31, 2014 and $5,141,000 with an interest rate of 3.80% at December 31, 2013. Interest is payable monthly.
Note 8.    Subordinated Notes Payable to Members
On June 24, 2014, First Tower, LLC (“FT LLC”) issued subordinated term loan notes payable to the members of the Company in the aggregate amount of $313,844,000 pursuant to a subordinated loan agreement (the “Subordinated Loan Agreement”). The proceeds of the subordinated term loans were distributed to the Company, which were then distributed to its members as a return of capital.
Under the terms of the Subordinated Loan Agreement, these subordinated term loans bear interest at a rate per annum equal to 10% plus a paid-in-kind rate (the “PIK Rate”) of 7%. Effective October 1, 2014, the PIK Rate was increased to 12%. Interest accruing at the 10% rate is payable monthly in cash and the PIK Rate interest is payable monthly in cash, at FT LLC’s option, subject to certain restrictions as specified by the terms of a subordination and intercreditor agreement with lenders of the Company’s credit facility and revolving line of credit (See Note 7). Accruing PIK Rate interest that may be prohibited from being paid currently under the subordination and intercreditor agreement as a result of distributable income limitations from operating subsidiaries is automatically added to the principal of the subordinated term loan notes.
The subordinated term loan notes mature on the earlier of June 24, 2019 or six months after the termination of the Company’s credit facility. Subject to the subordination and intercreditor agreement, FT LLC may prepay in whole or in part amounts outstanding. However, any amounts prepaid prior to the third anniversary of the issuance would be subject to a prepayment premium ranging from 1% - 3% depending on the timing of the prepayment. FT LLC’s obligations under the subordinated term loan notes are secured by a lien granted to Prospect Capital Corporation as collateral agent for the benefit of the holders of the subordinated term loan notes against all of the LLC interests of its wholly-owned finance company subsidiaries and all other First Tower, LLC assets.
The Subordinated Loan Agreement contains various provisions which require FT LLC to make mandatory prepayments, subject to specified exceptions, with the proceeds of asset dispositions, debt and specified equity issuances, changes of control, and certain other events. In addition to other covenants, the Subordinated Loan Agreement places limits on FT LLC and its subsidiaries’ ability to declare dividends or redeem or repurchase capital stock, prepay, redeem or purchase debt, incur liens and engage in sale-leaseback transactions, make loans and investments, incur additional indebtedness, amend or otherwise alter debt and other material agreements, make capital expenditures, engage in mergers, acquisitions and asset sales, transact with affiliates and alter its business. Further, the Subordinated Loan Agreement contains events of default, including cross defaults under other debt obligations of the Company.
At December 31, 2014, the principal amount outstanding of the subordinated term loan notes payable was $313,844,000. During 2014, paid-in-kind interest of $1,113,196 was added to the principal of the subordinated term loan notes payable and repaid. Interest expense, including PIK Rate interest, incurred on the subordinated term loan notes approximated $32,203,000 during 2014.

First Tower Finance Company LLC and Subsidiaries
(formerly First Tower Holdings LLC)

Notes to Consolidated Financial Statements

Note 9.    Policy Claim Liabilities
Activity in policy claim reserves, including claim adjustment expenses for the year ended from December 31, 2014 and 2013, is summarized as follows:

December 31,	2014	2013

Balance at beginning of year	$2,524,084	$2,571,538
Less reinsurance recoverables	413,045	674,746
Net balance at beginning of year	2,111,039	1,896,792

Incurred related to:
Current period	5,731,101	5,547,196
Prior years	(546,238)	(441,490)
Total incurred	5,184,863	5,105,706

Paid related to:
Current period	3,586,918	3,589,178
Prior years	1,380,266	1,302,281
Total paid	4,967,184	4,891,459

Net balance at end of year	2,328,718	2,111,039
Plus reinsurance recoverables	58,149	413,045
Balance at end of year	$2,386,867	$2,524,084
Note 10. Income Taxes
The Company’s insurance subsidiaries file income tax returns in the U. S. federal jurisdiction and in the states in which they operate. The multiple state tax jurisdictions in which the insurance subsidiaries operate require the appropriate allocation of income and expense to each state based on a variety of apportionment or allocation bases.
The provisions for income taxes of the Company’s insurance subsidiaries for the year ended December 31, 2014 and 2013 consisted of the following:

December 31,	2014	2013

Current benefit	$(17,547)	$—
Deferred expense	450,495	1,527,828
Provision for income taxes	$432,948	$1,527,828
The Company did not have unrecognized tax benefits as of December 31, 2014 and does not expect this to change significantly over the next 12 months. It is the Company’s policy to recognize interest and penalties accrued on any unrecognized tax benefits as a component of income tax expense. As of December 31, 2014, the Company had no accrued interest or penalties related to uncertain tax positions.

First Tower Finance Company LLC and Subsidiaries
(formerly First Tower Holdings LLC)

Notes to Consolidated Financial Statements

Note 10.    Income Taxes (Continued)
Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes relating to the Company’s insurance subsidiaries. The tax effects of significant items comprising the Company’s net deferred tax liability and asset were as follows:

	December 31,	December 31,
	2014	2013
Deferred tax assets:
Policy claim reserves and unearned premiums	$2,170,553	$2,172,755
Goodwill and intangible assets	551,579	—
Net operating and capital losses carryforward	1,492,501	1,952,934
Unrealized holding loss on available for sale securities	—	180,703
	4,214,633	4,306,392
Valuation allowance	—	—
	4,214,633	4,306,392
Deferred tax liabilities:
Reinsurance recoverables	323,269	249,152
Goodwill and intangible assets	—	43,101
Deferred acquisition costs	7,459,096	6,949,882
Unrealized holding gain on trading securities	67,237	68,028
Unrealized gain on securities available for sale	196,443	—
	8,046,045	7,310,163
Deferred tax liabilities, net	$(3,831,412)	$(3,003,771)

First Tower Finance Company LLC and Subsidiaries
(formerly First Tower Holdings LLC)

Notes to Consolidated Financial Statements

Note 10.    Income Taxes (Continued)
The provision for income taxes differs from the amount computed by applying the federal statutory rate of 35% to income before income taxes as follows:

December 31,	2014	2013

Consolidated income before taxes	$17,364,544	$43,397,855
Less: non-taxable entities	16,257,002	44,169,728
Income before taxes from taxable entities	$1,107,542	$(771,873)

Tax based on federal statutory rate	$376,564	$(262,437)
Mark to market adjustments	251,388	2,394,521
Non taxable interest income	(176,917)	(176,948)
State income taxes and other	(14,914)	38,990
Adjustment to prior year taxes	16,021	(430,104)
Transactional costs	(230,269)	(247,269)
Goodwill	211,075	211,075
Provision for income taxes	$432,948	$1,527,828
The Company’s insurance subsidiaries have approximately $4,258,000 in federal net operating loss carryforwards that will expire in 2032, if not used.
Note 11. Employee Profit Sharing Plan
The Company has a profit sharing plan covering substantially all the Company’s employees that includes a 401(k) provision which allows employees to contribute salary subject to the maximum contribution allowed by the IRS. The Company matches 50% of the first 6% of employee contributions. Additional contributions may be made at the discretion of the Company. Profit sharing expense approximated $397,000 and $360,000 for the years ended December 31, 2014 and 2013, respectively.
Note 12. Members Equity
The Company’s capital structure consists of four classes of member common units. All classes of common units, except for Class D common units, share in the profits and losses of the Company and in the distributions of member capital on a pro-rata basis in proportion to total number of such units outstanding. The four classes of member common units are as follows:

•
Class A common units – These units have voting rights in proportion to the total number of Class A, Class B and Class C common units outstanding. There were 104,530,989 Class A common units issued to members for the value of the contributed assets on June 14, 2012 which remain outstanding as of December 31, 2014 and 2013. Issuance of additional Class A common units in excess of 10% of the fully diluted outstanding units of Class A and Class B common units require the approval of at least 81% of the outstanding Class A common units.

•
Class B common units – These units have voting rights in proportion to the total number of Class A, Class B and Class C common units outstanding. There were 39,677 Class B common units issued for cash on June 14, 2012. An additional 19,838 Class B common units were issued for cash on October 1, 2012. As of December 31, 2014 and 2013, there are 59,515 Class B common units outstanding.

First Tower Finance Company LLC and Subsidiaries
(formerly First Tower Holdings LLC)

Notes to Consolidated Financial Statements

Note 12. Members Equity (Continued)

•
Class C common units – These units have voting rights in proportion to the total number of Class A, Class B and Class C common units outstanding. As of December 31, 2014 and 2013, no Class C common units have been issued. These units will be issued upon the conversion of Class D common units.

•
Class D common units – These units have no voting rights and are unvested upon issuance. Class D common units vest over a ten year period beginning June 15, 2012 at 10% per year. Unvested Class D common units are forfeited upon the termination of the holder’s employment for any reason. Each holder of Class D common units has the right to convert such units to Class C common units at a ratio of four Class D common units for one Class C common unit provided that (i) the date of such conversion occurs no earlier than the 10th anniversary of June 15, 2012, (ii) such holder notifies the Company thirty days prior to conversion, and (iii) the internal rate of return as of the most recent fiscal quarter exceeds a pre-defined minimum. On June 14, 2012, the Company entered into employment contracts with two key executives and, in connection therewith, granted these executives 12,941,176 unvested Class D common units with an estimated fair value at date of grant of approximately $698,000. Compensation expense related to Class D common units approximated $70,000 annually for the years ended December 31, 2014 and 2013.

Members have no power to vote on any matter except matters on which a vote of units is required pursuant to the Company’s Operating Agreement. The Operating Agreement provides for, among other things, limitations on the transfer of member units, rights of first refusal, pre-emptive rights, and certain call and put provisions.
Note 13. Statutory Financial Information of Insurance Subsidiaries
Generally accepted accounting principles (GAAP) differ in certain respects from the accounting practices prescribed or permitted by insurance regulatory authorities (Statutory). A reconciliation between net income and stockholder’s equity of the Company’s insurance subsidiaries as reported under GAAP and Statutory follows as of December 31, 2014 and 2013:

December 31, 2014	Net Income (Loss)	Stockholder’s Equity

GAAP basis, including effects of purchase accounting	$675,196	$70,929,278

Adjustments to:
Non-admitted assets	1,600	(46,529)
Accumulated depreciation	—	55,137
Investment securities and related unrealized gains	505,082	(1,783,268)
Deferred acquisition costs	(1,519,537)	(22,147,866)
Goodwill and intangible assets	4,448,554	(33,858,921)
Policy claim reserves and unearned premiums	353,267	(609,083)
Deferred income taxes and income taxes payable	420,711	10,320,919
Asset valuation and interest maintenance reserves	45,596	(107,354)
Statutory Basis	$4,930,469	$22,752,313

First Tower Finance Company LLC and Subsidiaries
(formerly First Tower Holdings LLC)

Notes to Consolidated Financial Statements

Note 13. Statutory Financial Information of Insurance Subsidiaries (Continued)

December 31, 2013	Net Income (Loss)	Stockholder’s Equity

GAAP basis, including effects of purchase accounting	$(2,299,526)	$73,033,267

Adjustments to:
Non-admitted assets	1,600	(50,270)
Reinsurance receivables	—	55,001
Investment securities and related unrealized gains	424,592	(1,223,560)
Deferred acquisition costs	(6,936,756)	(20,628,322)
Goodwill and intangible assets	4,551,165	(38,310,663)
Policy claim reserves and unearned premiums	6,882,516	(1,017,353)
Deferred income taxes and income taxes payable	1,527,828	5,622,722
Asset valuation and interest maintenance reserves	47,587	(168,820)
Statutory Basis	$4,199,006	$17,312,002
Under state statutes, each of the insurance subsidiaries is required to maintain minimum capital and surplus of $1,500,000.
Insurance regulations limit the amount of dividends that may be paid without approval of the insurance subsidiaries’ regulatory agency. At December 31, 2014 and 2013, there were no undistributed earnings and surplus available for future distributions as dividends are not permitted, without the prior approval of the State of Mississippi Insurance Department.
The National Association of Insurance Commissioners (NAIC) measures the adequacy of an insurance company’s capital by its risk-based capital ratio (the ratio of its total capital, as defined, to its risk-based capital). The requirements provide a measurement of minimum capital appropriate for an insurance company to support its overall business operations based upon its size and risk profile which considers (i) asset risk, (ii) insurance risk, (iii) interest rate risk, and (iv) business risk. An insurance company’s risk-based capital is calculated by applying a defined factor to various statutory-based assets, premiums, and reserve items, wherein the factor is higher for items with greater underlying risk.
The State of Mississippi statutes have provided levels of progressively increasing regulatory action for remedies when an insurance company’s risk-based capital ratio falls below a ratio of 2:1. As of December 31, 2014 and 2013 (latest information available), the Company’s insurance subsidiaries were in compliance with these minimum capital requirements as follows:

December 31, 2014	AFLIC	AFIC

Total adjusted capital	$10,069,089	$12,760,517
Authorized control level risk-based capital	722,357	2,522,020
Ratio of adjusted capital to risk based capital	13.9:1	5.1:1

December 31, 2013

Total adjusted capital	$8,139,231	$9,242,097
Authorized control level risk-based capital	646,982	2,959,300
Ratio of adjusted capital to risk based capital	12.6:1	3.1:1

First Tower Finance Company LLC and Subsidiaries
(formerly First Tower Holdings LLC)

Notes to Consolidated Financial Statements

Note 14. Leases
The Company leases office facilities under noncancellable operating leases. Rental expense approximated $2,182,000 and $1,909,000 for the years ended December 31, 2014 and 2013, respectively. Future minimum lease payments at December 31, 2014 are as follows:

Fiscal Year 2015	$1,997,745
Fiscal Year 2016	1,695,391
Fiscal Year 2017	1,323,529
Fiscal Year 2018	774,143
Fiscal Year 2019	256,444
Thereafter	104,153
$6,151,405
Note 15. Concentration of Credit Risk
Financial instruments that potentially subject the Company to concentrations of credit risk consist principally of finance receivables. Concentrations of credit risk with respect to finance receivables are limited due to the large number of customers comprising the Company’s customer base. These finance receivables are mainly from customers located in Mississippi, Louisiana, Alabama, Illinois and Missouri.
At December 31, 2014 and 2013, the Company had funds on deposit with depository and investment institutions in excess of insured limits of approximately $9,849,000 and $5,027,000, respectively.

First Tower Finance Company LLC and Subsidiaries
(formerly First Tower Holdings LLC)

Notes to Consolidated Financial Statements

Note 16. Fair Value Measurements
The fair value measurements by input level at December 31, 2014 and 2013 for assets and liabilities measured at fair value on a recurring basis follow:

December 31, 2014	Total	Level 1	Level 2	Level 3

Trading securities - equity mutual funds	$1,594,391	$1,594,391	$—	$—
Available-for-sale securities:
U.S. Government agencies and corporations	7,115,145	6,907,601	207,544	—
Obligations of states and political subdivisions	27,132,906	—	27,132,906	—
Corporate securities	15,812,756	—	15,812,756	—
Residential mortgage-backed securities	779,264	—	779,264	—
Commercial mortgage-backed securities	701,874	—	701,874	—
Other loan-backed and structured securities	400,306	—	400,306	—
	$53,536,642	$8,501,992	$45,034,650	$—

December 31, 2013

Trading securities - equity mutual funds	$1,473,768	$1,473,768	$—	$—
Available-for-sale securities:
U.S. Government agencies and corporations	7,440,515	7,192,739	247,776	—
Obligations of states and political subdivisions	25,860,654	—	25,860,654	—
Corporate securities	14,763,422	—	14,763,422	—
Residential mortgage-backed securities	731,087	—	731,087	—
Commercial mortgage-backed securities	740,973	—	740,973	—
	$51,010,419	$8,666,507	$42,343,912	$—
Certain assets and liabilities are potentially measured at fair value on a nonrecurring basis (for example, when there is evidence of impairment). In addition, to the assets and liabilities measured at fair value at date of acquisition (see Note 2), assets measured at fair value on a non-recurring basis include foreclosed assets (upon initial recognition or subsequent impairment), non-financial assets and non-financial liabilities subject to measurement at fair value in the second step of a goodwill impairment test, and intangible assets and other non-financial long-lived assets subject to measurement at fair value for impairment assessment. During the years ended December 31, 2014 and 2013, certain foreclosed real estate assets, upon initial recognition, were remeasured and reported at fair value through a charge-off to the allowance for credit losses based upon the fair value of the foreclosed asset. The fair value of a foreclosed asset, upon initial recognition, is estimated using Level 2 inputs based on observable market data or Level 3 inputs based on customized discounting criteria. Foreclosed assets measured at fair value upon initial recognition during the year ended December 31, 2014 and 2013 were not material.

First Tower Finance Company LLC and Subsidiaries
(formerly First Tower Holdings LLC)

Notes to Consolidated Financial Statements

Note 17. Disclosures About Fair Value of Financial Instruments
The carrying values and approximate fair values of the Company’s financial instruments were as follows:

	December 31, 2014		December 31, 2013
	Carrying Value	Fair Value	Carrying Value	Fair Value
Financial Assets:
Cash and cash equivalents	$10,906,825	$10,906,825	$5,821,481	$5,821,481
Trading securities	1,594,391	1,594,391	1,473,768	1,473,768
Investment securities available for sale	51,942,251	51,942,251	49,536,651	49,536,651
Finance receivables - net	431,395,397	431,395,397	421,309,663	421,309,663

Financial Liabilities:
Notes payable	291,497,668	291,497,668	276,900,091	276,900,091
Subordinated notes payable to members	313,844,000	313,844,000	—	—
Certain financial instruments are not carried at fair value in the accompanying consolidated balance sheets, including receivables, payables and accrued liabilities. The carrying amount of financial instruments not carried at fair value is a reasonable estimate of their fair value because of the generally short periods of time in which these related assets or liabilities are expected to be realized or liquidated, and because they do not present unanticipated credit concerns.
The estimated fair values are significantly affected by assumptions used, principally the timing of future cash flows, the discount rate, judgments regarding current economic conditions, risk characteristics of various financial instruments and other factors. Because assumptions are inherently subjective in nature, the estimated fair values cannot be substantiated by comparison to independent quotes and, in many cases, the estimated fair values could not necessarily be realized in an immediate sale or settlement of the instrument. Potential tax ramifications related to the realization of unrealized gains and losses that would be incurred in an actual sale and/or settlement have not been taken into consideration.
Note 18. Contingencies
As of December 31, 2014, the Company is involved in various legal actions resulting from normal business activities. Many of these actions do not specify an amount of damages. Also, many of these actions are in very early stages of discovery or discovery has not begun. As a result, legal counsel is unable to provide an estimate of the probability or range of potential exposure. However, based on its experience with lawsuits alleging similar claims, management is of the opinion that the resolution of such actions will not result in a material adverse effect on the consolidated financial statements. Accordingly, with respect to these matters, no provision for loss or liability has been provided in the consolidated financial statements.
The Company’s insurance subsidiaries are required by law to participate in the guaranty associations of the various states in which they are licensed to do business. The state guaranty associations ensure payment of guaranteed benefits, with certain restrictions, to policyholders of impaired or insolvent insurance companies by assessing all other companies operating in similar lines of business. As a result, the Company is exposed to undeterminable future assessments resulting from the insolvency of other insurers. For the year ended December 31, 2014, the expenses incurred related to guaranty assessments were minimal.
On July 21, 2010, the Dodd-Frank Wall Street Reform and Consumer Protection Act was enacted into law. This act established the Consumer Financial Protection Bureau (“CFPB”) as a federal authority responsible for administering and enforcing the laws and regulations for consumer financial products and services. The legislation does not specifically target installment lending and is specifically prohibited from instituting federal usury interest rate caps. However, it is unclear to what extent the CFPB will impact the future regulation of the industry in which the Company operates.

HARBORTOUCH PAYMENTS, LLC

FINANCIAL STATEMENTS

DECEMBER 31, 2014
UNAUDITED

HARBORTOUCH PAYMENTS, LLC

BALANCE SHEET
DECEMBER 31, 2014
UNAUDITED

Assets
Current assets:
Cash	$6,059,898
Accounts receivable, less allowance for doubtful accounts of $97,820	21,948,820
Loans receivable:
Employee and agent loans receivable (note 1)	518,303
Related party (note 8)	2,526
Prepaid expenses	404,783

Total current assets	28,934,330

Leasehold improvements, software and equipment:
At cost, less accumulated depreciation of $359,169
(notes 1 and 2)	2,295,582

Other assets:
Deposits:
Lease security	55,978
Processing agent (note 1)	611,064
Promotional equipment not in service	2,498,959
Goodwill (note 1)	204,438,721
Intangible assets (note 3)	199,998,032

Total other assets	407,602,754

Total assets (note 5)	$438,832,666

HARBORTOUCH PAYMENTS, LLC

BALANCE SHEET
DECEMBER 31, 2014
UNAUDITED

Liabilities and Members’ Equity
Current liabilities:
Accounts payable:
Trade	$18,677,815
Related party (note 8)	58,838
Current portion of residual liability (note 9)	397,126
Current portion of long-term debt (note 5)	5,231,202
Deferred revenue (note 4)	2,941,725
Accrued expenses (notes 1 and 10)	6,396,576
Contingent liability (note 3)	1,311,635

Total current liabilities	35,014,917

Residual liability (note 9)	1,010,974

Long-term debt (note 5)	310,819,175

Deferred revenue (note 4)	6,964,130

Contingent liability (note 3)	1,735,108

Accrued paid-in-kind interest (note 5)	5,744,434

Cumulative preferred distributions (note 11)	4,455,050

Members’ equity (note 11)	73,088,878

Total liabilities and members’ equity	$438,832,666

See accompanying notes to financial statements

HARBORTOUCH PAYMENTS, LLC

STATEMENT OF OPERATIONS
FOR THE PERIOD MARCH 27, 2014 (DATE OF INCEPTION)
THROUGH DECEMBER 31, 2014
UNAUDITED

Gross revenues	$205,511,144

Cost of services	148,584,499

Selling, general and administrative expenses	69,631,552

Loss from operations	(12,704,907)

Other income (expense):
Interest expense (note 5)	(22,428,819)
Transaction costs (notes 1 and 3)	(3,164,429)
Other income (note 4)	352,788
Interest income	15,484

Total other income (expense)	(25,224,976)

Net loss	$(37,929,883)

See accompanying notes to financial statements

HARBORTOUCH PAYMENTS, LLC

STATEMENT OF MEMBERS’ EQUITY
FOR THE PERIOD MARCH 27, 2014 (DATE OF INCEPTION)
THROUGH DECEMBER 31, 2014
UNAUDITED

Balance - March 27, 2014	$—

Capital contributions	121,001,374

Preferred distributions (note 11)	(9,982,613)

Net loss	(37,929,883)

Balance - December 31, 2014	$73,088,878

See accompanying notes to financial statements

HARBORTOUCH PAYMENTS, LLC

STATEMENT OF CASH FLOWS
FOR THE PERIOD MARCH 27, 2014 (DATE OF INCEPTION)
THROUGH DECEMBER 31, 2014
UNAUDITED

Cash flows from operating activities:
Cash received from customers	$90,495,302
Cash paid to suppliers and employees	(55,722,862)
Interest paid	(15,856,280)
Interest received	15,484

Net cash provided from operating activities	18,931,644

Cash flows from investing activities:
Acquisition of substantially all of the assets of MSND, LLC	(34,827,773)
Acquisition of substantially all of the assets of MSI Merchant Holdings, LLC	(148,476,899)
Acquisition of leasehold improvements, software and equipment (net of assets acquired in connection with the acquisition of MSI Merchant Holdings, LLC,
United Bank Card, Inc. and United Cash Solutions, Inc.)	(869,116)
Acquisition of deferred origination costs (net of assets acquired in connection
with the acquisition of United Bank Card, Inc.)	(5,189,980)
Acquisition of merchant portfolios	(3,977,982)
Increase in employee and agent loans receivable	(183,769)
Increase in accounts payable related party	58,838
Decrease in related party loans receivable	118,633

Net cash used in investing activities	(193,348,048)

Cash flows from financing activities:
Repayment of debt	(1,694,225)
Proceeds from debt	186,698,090
Contributed capital	1,000,000
Distributions to members	(5,527,563)

Net cash provided from financing activities	180,476,302

Net increase in cash	6,059,898

Cash - March 27, 2014	—

Cash - December 31, 2014	$6,059,898
See accompanying notes to financial statements

HARBORTOUCH PAYMENTS, LLC

STATEMENT OF CASH FLOWS
FOR THE PERIOD MARCH 27, 2014 (DATE OF INCEPTION)
THROUGH DECEMBER 31, 2014
UNAUDITED

Cash flows from operating activities:

Net loss	$(37,929,883)

Adjustments:
Depreciation	359,169
Amortization	45,077,459
Accrued paid-in-kind interest	5,744,434
Accrued interest rolled into note balance	828,105

Changes in assets and liabilities (net of assets acquired and liabilities assumed in connection with the transaction with MSI Merchant
Services Holding, LLC, MSND, LLC, United Bank Card, Inc.,
United Cash Solutions, Inc. and Harbortouch Financial, LLC):
Increase in accounts receivable	(18,345)
Increase in prepaid expenses	(110,838)
Decrease in processing agent deposit	501,541
Decrease in promotional equipment not in service	179,222
Increase in accounts payable	1,647,600
Decrease in accrued expenses	(2,612,019)
Decrease in residual liability	(130,120)
Decrease in sweepstakes liability	(23,018)
Increase in deferred revenue	5,680,644
Decrease in contingent liability	(262,307)

Total adjustments	56,861,527

Net cash provided from operating activities	$18,931,644

See accompanying notes to financial statements

HARBORTOUCH PAYMENTS, LLC

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2014
UNAUDITED

Note 1 - Nature of Business and Significant Accounting Policies
Nature of Business
Harbortouch Payments, LLC (the “Company”) was formed in the State of New Jersey on March 27, 2014. The Company was formed for the purpose of purchasing substantially all of the assets of MSDN Financial, LLC and the outstanding members’ interests in MSI Service Holding, LLC along with a contribution of all of the assets and liabilities of United Bank Card, Inc. The transactions were effective March 31, 2014 and the Company began operations at that time.
Harbortouch Payments, LLC provides point-of sale solutions and card-based payment processing services to business merchants located throughout the United States. The Company’s facilities are located in Allentown, Pennsylvania and Morrisville, North Carolina.
Cash
The Company maintains its cash with high credit quality financial institutions. The total cash balances are insured by the Federal Deposit Insurance Corporation (FDIC) up to $250,000 per bank. At December 31, 2014, approximately $6,500,000 was in excess of the FDIC insurance limits.
Accounts Receivable
Accounts receivable are primarily comprised of amounts due from the Company’s processors from revenues earned, net of related interchange and processing fees. The receivables are typically received within 15-20 days following the end of each month. Accounts are considered past due when payments exceed normal customer payment periods. Amounts deemed uncollectible are written-off in the period that determination is made. As of December 31, 2014, an allowance of $97,820 was recorded.
Employee and Agent Loans Receivable
The Company periodically advances money to agents and employees. The advances at December 31, 2014 amounted to $518,303. The advances are classified as short-term and are deemed fully collectible.
Leasehold Improvements, Software and Equipment
Leasehold improvements, software and equipment are recorded at cost. The Company’s policy is to depreciate all leasehold improvements and equipment using the straight-line depreciation method over the estimated useful lives of the assets. Useful lives range from three to fifteen years.

HARBORTOUCH PAYMENTS, LLC

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2014
UNAUDITED

Note 1 - Nature of Business and Significant Accounting Policies
Promotional Equipment Not in Service
Promotional equipment not in service represents credit and debit card terminals, point-of-sale systems and electronic cash registers on hand. These items are deployed to merchants under the Company’s free equipment program to merchants as new merchant contracts are signed.
Business Combination and Goodwill
Effective April 1, 2014, the Company entered into an asset purchase agreement to acquire substantially all of the assets of MSND Financial, LLC and a membership purchase agreement to acquire all of the outstanding membership interests in MSI Services Holdings, LLC for a total purchase price of $203,670,174, comprised of $183,304,672 in cash and a $20,365,502 seller note payable (fair value of $22,170,000). In addition all of the outstanding equity in United Bank Card, Inc., United Cash Solutions, Inc. and HarborTouch Financial, LLC were contributed to the Company for 46.5% ownership The Company accounted for this acquisition under the purchase method of accounting. The following is the condensed summary of the assets and liabilities acquired:

Current assets	$20,818,125
Other Assets	3,836,264
Deployed equipment	8,910,000
Fixed assets	1,490,000

Total assets	35,054,389

Liabilities	46,388,818

Net assets acquired	(11,334,429)

Cash purchase price	183,304,672
Seller note payable	22,170,000
Fair value of United Bank Card, Inc.	198,895,686

Total purchase price	404,370,358

HARBORTOUCH PAYMENTS, LLC

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2014
UNAUDITED

Note 1 - Nature of Business and Significant Accounting Policies
Business Combination and Goodwill

Purchase price in excess of fair value of net assets acquired
before the allocation of identified intangible assets	$415,704,787

Merchant relationships	$101,370,000
Developed technology	70,230,000
Trademarks/ Tradenames	18,930,000
Non-competition agreements	3,080,000
In-process research and development	920,000
Leasehold interests	160,000
Goodwill	221,014,787

Total	415,704,787
The Company has elected to early adopt Accounting Standards Update No. 2014-02, allowing for amortization of existing goodwill over a period of 10 years resulting in recognition of goodwill amortization. Amortization is computed using the straight-line method. At December 31, 2014, accumulated amortization related to goodwill amounted to $16,576,109.
As of December 31, 2014, estimated amortization expense for goodwill for each of the five succeeding years is as follows:

Year Ending
December 31st:

2015	$22,101,479
2016	22,101,479
2017	22,101,479
2018	22,101,479
2019	22,101,479
The Company incurred transaction costs totaling $2,897,266 related to this acquisition which are included in net loss.

HARBORTOUCH PAYMENTS, LLC

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2014
UNAUDITED

Note 1 - Nature of Business and Significant Accounting Policies
Impairment of Long-Lived Assets
The Company periodically evaluates the carrying value of long-lived assets, in relation to the respective projected future undiscounted cash flows, to assess recoverability. An impairment loss is recognized if the sum of the expected net cash flows is less than the carrying amount of the long-lived assets being evaluated. The difference between the carrying amount of the long-lived assets being evaluated and the fair value, calculated as the sum of the expected cash flows discounted at a market rate, represents the impairment loss.
Reserve for Losses on Merchant Accounts
Disputes between a cardholder and a merchant periodically arise as a result of, among other things, cardholder dissatisfaction with either merchandise quality of merchant services, non-delivery of goods or non-performance of services. Such disputes may not be resolved in the merchant’s favor. In these cases, the transaction is “charged back” to the merchant, which means the disputed amount is refunded to the customer through the merchant’s acquiring bank and charged to the merchant. If the merchant has inadequate funds, the Company or under limited circumstances, the Company and the acquiring bank, must bear the credit risk for the full amount of the transaction.
The Company maintains deposits from certain merchants as an offset to potential contingent liabilities that are the responsibility of such merchants. The total amount of merchant deposits included in accrued expenses as of December 31, 2014 is $10,000. In addition, the Company’s sponsorship banks hold merchant funds that are available to meet merchant chargeback liabilities if the merchant has inadequate funds to meet the obligation. Total merchant funds held at the Company’s sponsorship banks totaled approximately $2,823,000 as of December 31, 2014. The Company records a reserve for potential chargeback losses. At December 31, 2014, the reserve for losses on merchant accounts included in accrued expenses totaled $58,216. The Company’s transaction processors require the Company to maintain deposits. At December 31, 2014, the total amount of the Company’s funds held at transaction processors and included in other assets was $611,064.

HARBORTOUCH PAYMENTS, LLC

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2014
UNAUDITED

Note 1 - Nature of Business and Significant Accounting Policies
Revenue Recognition and Deferred Revenue
Company revenues are generated from recurring point-of-sale service fees to merchants, as well as fees for card-based payment processing services. Point-of-sale fees are based on the type and quantity of equipment deployed to the merchant, while card-based fees are based on a percentage of sales and the number of transactions processed each month. The Company reports revenues at the time of sale on a gross basis equal to the full amount of the fees charged to the merchant. Revenue is also derived from miscellaneous service fees, including monthly minimum, statement fees, annual fees and other miscellaneous services.
Annual and other fees that relate to multiple months are deferred and recognized as revenue over the respective period the fee covers which is one year or less.
The Company follows the requirements of FASB ASC 605-45-45, Reporting Revenue Gross as a Principal Versus Net as an Agent, in determining revenue reporting. Generally, where the Company has credit risk and ultimate responsibility for the merchant, revenues are reported at the time of sale on a gross basis equal to the full amount of the discount charged to the merchant. This amount includes interchange paid to card issuing banks and assessments paid to credit card companies pursuant to which such parties receive payments based primarily on processing volume for particular groups of merchants. Interchange fees are set by Visa and MasterCard and are based on transaction processing volume and are recognized at the time transactions are processed.
Income Taxes
The Company is organized as a limited liability company in accordance with New Jersey. A limited liability company is not subject to tax in accordance with partnership tax rules. Therefore, there will be no provision for income taxes for this entity since income is taxed on the individual member level.
The Company evaluates uncertain tax positions in accordance with generally accepted accounting principles. The Company’s income tax filings are subject to audit by various taxing authorities. The Company’s open audit periods are 2014.
Advertising Costs
The Company expenses advertising costs as incurred. For the period March 27, 2014 (date of inception) through December 31, 2014 advertising costs were $885,323.

HARBORTOUCH PAYMENTS, LLC

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2014
UNAUDITED

Note 1 - Nature of Business and Significant Accounting Policies
Concentrations
The majority of the Company’s merchant processing activity has been processed by two vendors. The Company believes that these vendors maintain appropriate backup systems and alternative arrangements to avoid a significant disruption of the processing in the event of an unforeseen event.
A majority of the Company’s revenue is derived from processing Visa and MasterCard bank card transactions. Because the Company is not a “member bank” as defined by Visa and MasterCard, in order to process these bank card transactions the Company has entered into a sponsorship agreement with a bank. The agreement with the bank sponsor requires, among other things, that the Company abide by the by-laws and regulations of the Visa and MasterCard companies. If the Company breaches the sponsorship agreements, the bank sponsor may terminate the agreement and, under the terms of the agreement, the Company would have 180 days to identify an alternative bank sponsor. The Company is dependent on its bank sponsor, Visa and MasterCard for notification of any compliance breaches.
Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

HARBORTOUCH PAYMENTS, LLC

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2014
UNAUDITED

Note 2 - Leasehold Improvements, Software and Equipment
The principal categories of leasehold improvements, software and equipment may be summarized as follows:

Leasehold improvements	$722,830

Office equipment	359,735

Capital lease office equipment	293,139

Software	1,002,212

Office furniture and fixtures	276,835

Total cost	2,654,751

Less accumulated depreciation	359,169

Undepreciated cost	$2,295,582
Depreciation expense for the period March 27, 2014 (date of inception) through December 31, 2014 amounted to $359,169.

HARBORTOUCH PAYMENTS, LLC

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2014
UNAUDITED

Note 3 - Intangible Assets and Contingent Liability
Intangible assets consist of the following:

	Gross Carrying Amount	Accumulated Amortization	Net Book Value	Amortization Life
Merchant relationships	$101,370,000	$12,671,250	$88,698,750	72 Months
Developed technology	70,230,000	5,267,250	64,962,750	120 Months
Trademarks & tradenames	18,930,000	2,839,500	16,090,500	60 Months
Non-Compete agreements	3,080,000	1,155,000	1,925,000	24 Months
In process research and development	920,000	69,000	851,000	120 Months
Leasehold interest	160,000	6,900	153,100	210 Months
Merchant portfolios	16,564,898	1,432,917	15,131,981	36-60 Months
Deferred origination costs	14,099,980	4,640,756	9,459,224	36-60 Months
Loan closing costs	3,144,547	418,820	2,725,727	60 Months

Total	$228,499,425	$28,501,393	$199,998,032
As of December 31, 2014, estimated amortization expense for intangible assets for each of the five succeeding years is as follows:

Year Ending
December 31st:

2015	$37,757,887
2016	36,312,741
2017	34,695,217
2018	31,052,269
2019	26,028,853
Amortization expense for other intangible assets totaled $28,501,393 for the period March 27, 2014 (date of inception) through December 31, 2014.
Estimated future amortization expense is based on intangible amounts recorded as of December 31, 2014. Actual amounts will increase if additional amortizable assets are acquired.
The Company incurred transaction costs totaling $267,163 related to the acquisition of the merchant portfolio’s acquisition which are included in net loss.
The Company has recorded $3,046,743 in contingent liability in relation to the purchase of the merchant portfolios above. Payments of these contingent obligations depend on attrition rates and other financial metrics within the respective merchant portfolios.

HARBORTOUCH PAYMENTS, LLC

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2014
UNAUDITED

Note 4 - Deferred Revenue
The Company charges merchants annual and PCI fees. These fees related to period of up to one year. The Company defers these and recognizes revenue on them over the period they are respective period earned. As of December 31, 2014, the Company had a total of $1,730,572 in deferred revenue relating to annual and PCI fees. The Company recognized a total of approximately $4,982,239 in revenue is recognized on annual and PCI fees for the period March 27, 2014 (date of inception) through December 31, 2014.
As of December 31, 2014, estimated service contract revenue to be recognized for the next year is $1,730,572.
The Company received a signing bonus as an inducement to enter into a processing agreement. The Company has deferred this revenue and recognizes it over the period of the processing agreement which is seven years. As of December 31, 2014, the Company had a total of $8,175,283 in deferred revenue relating to deferred signing bonus. The Company also received a one-time payment of $50,000 for damages caused by the processors system conversion disruptions. A total of $352,788 in revenue was recognized for signing bonus and damages income for the period March 27, 2014 (date of inception) through December 31, 2014, which is included in other income.
As of December 31, 2014, estimated signing bonus revenue to be recognized for each of the five succeeding years and thereafter is as follows:

Year Ending
December 31st:

2015	$1,211,153
2016	1,211,153
2017	1,211,153
2018	1,211,153
2019	1,211,153
Thereafter	2,119,518

HARBORTOUCH PAYMENTS, LLC

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2014
UNAUDITED

Note 5 - Long-Term Debt

Note payable to finance company, quarterly excess cash flow principal payments based on set formula, monthly interest only payments with interest at the greater of 9% or the applicable term loan margin plus the greater of LIBOR or 2% (9% as of December 31, 2014), due September 2017, secured by all assets of the Company and guaranteed by Rook Holdings, Inc.	130,391,816

Convertible debt to finance company, interest only at the greater of 5.5% or the applicable term loan margin plus the greater of LIBOR or 4% (5.5% as of December 31, 2014) plus 5.5% accrued paid in kind, convertible into 535 units of class A equity, due March 2018, secured by all assets of the Company and guaranteed by Rook Holdings, Inc.	137,226,025

Note payable to finance company, monthly excess cash flow principal payments based on set formula, monthly interest only payments with interest at the greater of 13% or the applicable term loan margin plus the greater of LIBOR or 4% (13% as of December 31, 2014), due September 2018, secured by all assets of the Company and guaranteed by Rook Holdings, Inc.	25,196,292

Subordinated seller note payable to former owners of MSI Merchant Services Holdings, LLC and MSND Financials, LLC, interest accrues at 4.85% (face of note at 7%) and compounds semiannually, due March 2018, secured by all assets of the Company	22,998,105

Total this page	315,812,238

HARBORTOUCH PAYMENTS, LLC

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2014
UNAUDITED

Note 5 - Long-Term Debt

Total from previous page	$315,812,238

Capital lease payable to financial institution, monthly payment of $7,671, including interest at 2.86%, due September 2017, secured by phone system with a net book value of $249,168	238,139

Total	316,050,377

Less current portion of long-term debt	5,231,202

Total debt reflected as long-term	$310,819,175
The amounts of long-term debt coming due during the four years ending December 31, 2018 are as follows:

2015	$5,231,202
2016	5,238,716
2017	130,960,036
2018	174,620,423
Interest expense for the period March 27, 2014 (date of inception) through December 31, 2014 amounted to $22,428,819.
The Company has agreed to certain loan covenants, including the maintenance of certain financial ratios and restrictions on the level of distributions.
As of December 31, 2014, the Company had a total of $5,744,434 in accrued paid-in-kind interest.
Note 6 - Employee Benefit Plan
The Company maintains a defined contribution plan under Section 401(k) of the Internal Revenue Code covering full-time employees who meet minimum age and service requirements. The provisions of the plan include a corporate discretionary profit-sharing contribution to the plan. There were no discretionary profit-sharing contributions to the plan for the period March 27, 2014 (date of inception) through December 31, 2014.

HARBORTOUCH PAYMENTS, LLC

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2014
UNAUDITED

Note 7 - Operating Leases
The Company leases its facilities under noncancellable agreements which expire at various dates through December 2018 and require monthly lease payments of $62,017 plus the payment of repairs, maintenance, taxes and insurance.
In addition, the Company rents additional warehouse space under month-to-month lease agreements and rents a corporate jet from a related party, see Note 8.
The following are the future minimum rental payments required under the operating leases as of December 31, 2014:

Year Ending
December 31st:

2015	$752,227
2016	764,932
2017	561,770
2018	340,990

Total future minimum payments required	2,419,919
Total rental expense included in the determination of net earnings for the period March 27, 2014 (date of inception) through December 31, 2014 amounted to $817,672.
Note 8 - Related Party Transactions
The Company leases an airplane on a month-to-month basis from the shareholder of the Company. Total expense for this lease amounted to $270,000 for the period March 27, 2014 (date of inception) through December 31, 2014.
The Company pays management fees to its shareholders. A total expense for management fees to related parties amounted to $712,500 for the period March 27, 2014 (date of inception) through December 31, 2014.
The Company has a loan receivable from a related party, related through common control. The loan is unsecured and has no repayment terms and is non-interest bearing. The balance due under this loan receivable was $2,526 as of December 31, 2014.
The Company has accounts payable to a related party, related through common control. The balance due as of December 31, 2014 amounted to $58,838.

HARBORTOUCH PAYMENTS, LLC

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2014
UNAUDITED

Note 9 - Residual Liability
In connection with the Company’s sale of the future cash flow rights for its merchant contracts done in prior years, the Company is obligated to pay residual commissions to sales agents on the income from those merchants. The Company recorded the present value of the liability using a discount rate of 13.2%. The residual liability as of December 31, 2014 amounted to $1,408,100.
The expected amounts of residual liability payments coming due during the five years ending December 31, 2019 and thereafter are as follows:

2015	$397,126
2016	368,701
2017	263,294
2018	166,033
2019	103,735
Thereafter	114,211
Note 10 - Litigation
Various legal claims arise from time-to-time in the normal course of business, which, in the opinion of management, will not have a material impact on the Company. As of December 31, 2014 a total of $1,297,847 was accrued for legal settlements and included in accrued expenses.
Note 11 - Members’ Equity
The Company has four classes of member’s interests. All classes of member’s interest earn a preferred return of 11% for which any unpaid balances accrue. Class C and class D member’s interest contain voting rights while class A and B contain no voting rights.

HARBORTOUCH PAYMENTS, LLC

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2014
UNAUDITED

Note 12 - Supplemental Cash Flow Information
During the period March 27, 2014 (date of inception) through December 31, 2014, the Company had the following non-cash transactions.
Deferred revenue of $16,192,134, a merchant portfolio of $12,429,011, loan closing costs of $528,619 and transaction fees of $185,913 were acquired with the assumption of $283,591 in liabilities, a contingent liability of $2,621,145 and term-debt of $26,430,941.
Equipment of $293,139 was acquired with a capital lease payable.
MSND, LLC and MSI Merchant Holdings, LLC were acquired with $22,170,000 in sellers note payable.
Merchant portfolios were acquired with $157,905 in contingent liabilities.
Term-debt of $23,894,312 and distributions of $55,000,000 were funded with $78,894,312 in term-debt.
Contributed capital of $120,001,374 was received in exchange for the assets and liabilities of United Bank Card, Inc., United Cash Solutions, Inc. and HarborTouch Financial, LLC.
Loan closing costs of $2,615,928 was acquired with term-debt.

PROSPECTUS SUPPLEMENT

February 11, 2016

Incapital LLC
BofA Merrill Lynch
Citigroup
RBC Capital Markets